United States Securities and Exchange Commission
Washington, D.C. 20549

Form N-CSR

Certified Shareholder Report of Registered Management Investment Companies

Investment Company Act file number 811-01879

Janus Investment Fund
(Exact name of registrant as specified in charter)

151 Detroit Street, Denver, Colorado 80206
(Address of principal executive offices) (Zip code)

Kathryn Santoro, 151 Detroit Street, Denver, Colorado 80206
(Name and address of agent for service)

Registrant's telephone number, including area code: 303-333-3863

Date of fiscal year end: 6/30

Date of reporting period: 6/30/18

Item 1 - Reports to Shareholders

ANNUAL REPORT June 30, 2018

Janus Henderson Adaptive Global Allocation Fund

Janus Investment Fund

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson Adaptive Global Allocation Fund

Janus Henderson Adaptive Global Allocation Fund (unaudited)

FUND SNAPSHOT

This global allocation fund seeks to provide investors total return by dynamically allocating its assets across a portfolio of global equity and fixed income investments, which may involve the use of derivatives. The Fund is designed to actively adapt based on forward-looking views on extreme market movements, both positive and negative, with the goal of minimizing the risk of significant loss in a major downturn while participating in the growth potential of capital markets.

Ashwin Alankar co-portfolio manager	Enrique Chang co-portfolio manager

PERFORMANCE OVERVIEW

Janus Henderson Adaptive Global Allocation Fund Class I Shares returned 6.57% for the 12-month period ended June 30, 2018. This compares with a return of 10.73% for its primary benchmark, the MSCI All Country World Index. The Fund’s secondary benchmark, the Adaptive Global Allocation 60-40 Index, an internally calculated index comprised of the MSCI All Country World Index (60%) and the Bloomberg Barclays Global Aggregate Bond Index (40%), returned 7.12%. Its tertiary benchmark, the Bloomberg Barclays Global Aggregate Bond Index, returned 1.66%.

MARKET ENVIRONMENT

Global financial markets generated gains during the period despite a return of volatility during the winter. Risk assets rose during the autumn of 2017 as investor grew optimistic about the prospects for tax reform in the U.S. However, concerns that inflation may surprise to the upside caused many to consider that the Federal Reserve (Fed) may raise interest rates faster than expected. This fueled the sell-off that hit both risky and traditionally safer asset classes. Higher rates and an improving U.S. economic outlook pushed the yield on 10-year Treasury notes up 56 basis points (bps) to 2.86%. The yield on 2-year notes rose a more pronounced 115 bps to 2.53%. Political concerns in Europe, however, sent Germany’s Bund in the other direction with yields sliding from a period high of 0.77% to as low as 0.26%.

Global stocks rose, led by the U.S. On a sector level, technology and energy gained, with the latter being driven by a roughly 50% increase in crude oil prices. Telecommunications was the worst performing sector. Investment-grade corporate credits finished slightly in the red as spreads widened to 124 bps. High-yield issuers, however, managed to deliver modestly positive returns.

PERFORMANCE DISCUSSION

For the period, the Fund underperformed its primary and secondary benchmarks, the MSCI All Country World Index, and the Adaptive Global Allocation 60-40 Index, respectively. It outperformed its tertiary benchmark, the Bloomberg Barclays Global Aggregate Bond Index. For the full period, the Fund’s relative underperformance was due to an underweight in equities as well as an underweight in a concentrated set of mega-cap stocks, which drove a considerable portion of ACWI’s returns over the period.

We believe that compound returns are most affected by tail risks, not average returns. For that key reason, the Fund’s focus is on mitigating drawdowns while capturing upside opportunities. Our proprietary technology garners information constantly from the options markets, and we view their implied estimates of tail risk as robust and reliable indicators of future risk. The strategy sees these indicators as extremely useful in dynamically managing the risk of an investment in order to enhance compound returns. While the Fund dynamically allocates to equities, at any time, equity weightings could vary. The typical average equity weight is less than 100%. Thus, the Fund may underperform during a period of consistently strong equity performance.

We view investment risk as having two components: drawdown risk and upside risk. Of course, while compound returns are most affected by drawdowns (left tail risk), we believe that not participating in upside opportunities (right tail risk) is also risky.

We are watching several developments in markets and the global economy. Markets are underestimating the

Janus Investment Fund	1

Janus Henderson Adaptive Global Allocation Fund (unaudited)

possibility of an increase in real rates leading to a sell-off in bonds. The market today is too focused on inflation fears. Yet, fixed income markets are already pricing in normalized inflation values with 10-year U.S. break-even inflation, for example, above 2.1%. Real rates, however, are still quite low in some major developed markets, with Germany being the key example. Inflation was the first step of the path towards normalization; real rates are the second – potentially more painful – step as they impact prices of all asset classes, from equities to commodities.

Investors must also be acutely aware of how rising interest volatility will impact the term premium of bonds. Thought rate volatility has not increased, when it does, investors will demand a greater risk premium to lend for longer tenors, and the term premium, which has eluded investors for the past several years should return.

How high interest rates head is a fear of many. But the real fear should be not where they head but how they get there. A violent chaotic path should breed fear, not a measured controlled path.

Investors must get conditioned to more volatile markets. The reason for this is the linkage between interest rates and volatility. Rates and volatility are tightly linked as both are sources of carry (a measure of excess income generated by the Fund’s holdings). Higher rates should lead to higher volatility as the historical source of carry for investors – bonds – finally start to offer more attractive yields, given steps by global central banks to normalize monetary policy. Other sources of carry, including volatility sales, will also have to offer more attractive relative yields to remain competitive. Higher Treasury yields are now luring investors away from selling volatility, a strategy that has been a factor in suppressing large price swings in stocks and bonds in recent years. While we have seen equity volatility increase, rate volatility should ultimately follow as central banks continue to remove monetary accommodation.

While the downside to every asset class has increased due to higher volatility, we believe that select emerging market (EM) equities such as Brazil appear particularly attractive relative to the alternatives. We see both a healthy US consumer and a stronger US dollar, which boasts competitiveness of EM exports. In eras past, a strong US dollar has derailed the public debt market of EM countries as US dollar debt swelled. But EM countries now are much more prudent in the currency risk they take when funding their liabilities, so a stronger US dollar can improve competitiveness without derailing balance sheets. A further tailwind from higher commodities prices stands to benefit major emerging markets that are significant exporters of raw materials.

During the period, with the aim of hedging certain exposures, the Fund used a series of derivative instruments including options, futures, swaps and forward exchange contracts. Since many of the derivatives we use, namely futures and certain options, are liquid, the Fund utilizes them as low-cost instruments to dynamically adjust exposures to desired targets. Other derivatives, including swaps and forward contracts, are also used to adjust portfolio exposures as conditions merit in a timely and/or cost-effective manner. This may lead to short positions in futures when exposures need to be adjusted downward. For the period, the Fund’s derivative exposure contributed to performance.

Please see the Derivative Instruments section in the “Notes to Financial Statements” for a discussion of derivatives used by the Fund.

OUTLOOK

The Fund is designed to operate at a level of risk consistent with the long-term average downside risk of a 60/40 portfolio. If the risk in markets today is much higher than average, then the Fund allocations will be adjusted away from 60/40 to an allocation that seeks to provide the targeted risk level.

While our signals over the past year consistently pointed to equities as being attractive, in the period’s closing weeks, our proprietary options-based tail risk model signals no compelling opportunities across asset classes with none offering large upside potential. The trade-off between the level of expected upside risk versus the level of expected downside risk is not particularly attractive for equities or any other asset class. However, on the bright side, we also do not see significant downside risk to stocks, suggesting that we aren’t near a left-tail tipping point just yet.

Thank you for investing in Janus Henderson Adaptive Global Allocation Fund.

2	JUNE 30, 2018

Janus Henderson Adaptive Global Allocation Fund (unaudited)

Fund At A Glance

June 30, 2018

5 Largest Equity Holdings - (% of Net Assets)
Vanguard Total International Bond
Exchange-Traded Funds (ETFs)	9.4%
iShares Agency Bond
Exchange-Traded Funds (ETFs)	5.2%
iShares 7-10 Year Treasury Bond
Exchange-Traded Funds (ETFs)	4.9%
Vanguard Mortgage-Backed Securities
Exchange-Traded Funds (ETFs)	4.9%
Vanguard FTSE All-World ex-US
Exchange-Traded Funds (ETFs)	4.8%
29.2%

Asset Allocation - (% of Net Assets)
Investment Companies	93.2%
Common Stocks	14.5%
U.S. Government Agency Notes	2.9%
Commercial Paper	2.8%
Preferred Stocks	0.0%
Other	(13.4)%
100.0%

Top Country Allocations - Long Positions - (% of Investment Securities)
As of June 30, 2018	As of June 30, 2017

Janus Investment Fund	3

Janus Henderson Adaptive Global Allocation Fund (unaudited)

Performance

See important disclosures on the next page.

			Expense Ratios -
Average Annual Total Return - for the periods ended June 30, 2018			per the October 27, 2017 prospectuses
	One Year	Since Inception*	Total Annual Fund Operating Expenses	Net Annual Fund Operating Expenses
Class A Shares at NAV	6.27%	4.24%	1.62%	1.06%
Class A Shares at MOP	0.19%	2.22%
Class C Shares at NAV	5.58%	3.49%	2.36%	1.81%
Class C Shares at CDSC	4.59%	3.49%
Class D Shares(1)	6.51%	4.32%	2.11%	0.96%
Class I Shares	6.57%	4.52%	1.50%	0.81%
Class N Shares	6.62%	4.54%	1.34%	0.81%
Class S Shares	6.24%	4.12%	1.85%	1.31%
Class T Shares	6.40%	4.33%	1.61%	1.06%
MSCI All Country World Index(2)	10.73%	6.99%
Adaptive Global Allocation 60/40 Index (Hedged)	7.12%	5.48%
Bloomberg Barclays Global Aggregate Bond Index (Hedged)	1.66%	2.87%
Morningstar Quartile - Class I Shares	2nd	2nd
Morningstar Ranking - based on total returns for World Allocation Funds	128/487	111/451

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

4	JUNE 30, 2018

Janus Henderson Adaptive Global Allocation Fund (unaudited)

Performance

Net expense ratios reflect the expense waiver, if any, contractually agreed to through November 1, 2018.

Performance may be affected by risks that include those associated with non-diversification, portfolio turnover, short sales, potential conflicts of interest, foreign and emerging markets, initial public offerings (IPOs), high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), derivatives, and commodity-linked investments. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

There is a risk that the Fund’s investments will correlate with stocks and bonds to a greater degree than anticipated, and that the proprietary options implied information model used to implement the Fund's investment strategy may not achieve the desired results.  The Fund may underperform during up markets and be negatively affected in down markets.  Diversification does not assure a profit or eliminate the risk of loss.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

See Financial Highlights for actual expense ratios during the reporting period.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2018 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

*The Fund’s inception date – June 23, 2015

(1) Closed to certain new investors.

(2) Effective on or about January 1, 2017, the Fund’s investment strategies and benchmark indices changed. These changes are intended to provide the Fund with more flexibility to invest across global equity investments and global fixed-income investments and at times, invest in commodity-linked investments, without having to allocate its investments across these asset classes in any fixed proportion. In addition, these changes limit the Fund’s use of derivatives. The changes to the Fund's benchmark indices are summarized below:

• The Fund’s primary benchmark changed from the Adaptive Global Allocation 70/30 Index to the MSCI All Country World Index.

• The Adaptive Global Allocation 60/40 Index was added as a secondary benchmark for the Fund.

• The Fund will continue to retain the Bloomberg Barclays Global Aggregate Bond Index as an additional secondary benchmark.

Janus Investment Fund	5

Janus Henderson Adaptive Global Allocation Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (1/1/18)	Ending Account Value (6/30/18)	Expenses Paid During Period (1/1/18 - 6/30/18)†	Beginning Account Value (1/1/18)	Ending Account Value (6/30/18)	Expenses Paid During Period (1/1/18 - 6/30/18)†	Net Annualized Expense Ratio (1/1/18 - 6/30/18)
Class A Shares	$1,000.00	$983.00	$4.87	$1,000.00	$1,019.89	$4.96	0.99%
Class C Shares	$1,000.00	$980.10	$8.49	$1,000.00	$1,016.22	$8.65	1.73%
Class D Shares	$1,000.00	$984.00	$4.13	$1,000.00	$1,020.63	$4.21	0.84%
Class I Shares	$1,000.00	$984.90	$3.59	$1,000.00	$1,021.17	$3.66	0.73%
Class N Shares	$1,000.00	$984.90	$3.45	$1,000.00	$1,021.32	$3.51	0.70%
Class S Shares	$1,000.00	$983.00	$5.31	$1,000.00	$1,019.44	$5.41	1.08%
Class T Shares	$1,000.00	$984.00	$4.38	$1,000.00	$1,020.38	$4.46	0.89%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

6	JUNE 30, 2018

Janus Henderson Adaptive Global Allocation Fund

Schedule of Investments

June 30, 2018

Shares or Principal Amounts		Value
Common Stocks – 14.5%
Aerospace & Defense – 0.1%
Arconic Inc	375	$6,379
BAE Systems PLC	456	3,891
Boeing Co	7	2,349
Harris Corp	11	1,590
L3 Technologies Inc	5	962
Leonardo SpA	217	2,142
Meggitt PLC	60	390
MTU Aero Engines AG	25	4,801
Raytheon Co	81	15,648
Rolls-Royce Holdings PLC*	62	808
Safran SA	23	2,790
Textron Inc	45	2,966
TransDigm Group Inc*	5	1,726
		46,442
Air Freight & Logistics – 0%
CH Robinson Worldwide Inc	122	10,207
Expeditors International of Washington Inc	48	3,509
FedEx Corp	64	14,532
Royal Mail PLC	1,115	7,429
United Parcel Service Inc	18	1,912
		37,589
Airlines – 0%
Alaska Air Group Inc	64	3,865
American Airlines Group Inc	152	5,770
Delta Air Lines Inc	37	1,833
Japan Airlines Co Ltd	100	3,544
Southwest Airlines Co	316	16,078
United Continental Holdings Inc*	92	6,415
		37,505
Auto Components – 0.1%
Aptiv PLC	419	38,393
NOK Corp	200	3,867
Nokian Renkaat OYJ	430	16,947
Stanley Electric Co Ltd	100	3,401
Toyoda Gosei Co Ltd	100	2,532
Valeo SA	134	7,314
Yokohama Rubber Co Ltd	100	2,076
		74,530
Automobiles – 0.1%
Ferrari NV	42	5,699
Fiat Chrysler Automobiles NV*	405	7,709
Ford Motor Co	2,842	31,461
General Motors Co	710	27,974
Harley-Davidson Inc	147	6,186
Mitsubishi Motors Corp	300	2,389
Nissan Motor Co Ltd	600	5,831
Peugeot SA	38	866
Renault SA	99	8,402
Subaru Corp	200	5,819
Yamaha Motor Co Ltd	100	2,511
		104,847
Banks – 0.5%
Aozora Bank Ltd	200	7,606
Bank of America Corp	659	18,577
Bank of East Asia Ltd	2,000	7,958
Bank of Kyoto Ltd	100	4,624
Bank of Queensland Ltd	1,091	8,218
Bankia SA	8,649	32,246
Barclays PLC	3,961	9,875

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	7

Janus Henderson Adaptive Global Allocation Fund

Schedule of Investments

June 30, 2018

Shares or Principal Amounts		Value
Common Stocks – (continued)
Banks – (continued)
BB&T Corp	59	$2,976
Bendigo & Adelaide Bank Ltd	626	5,051
BOC Hong Kong Holdings Ltd	3,000	14,066
CaixaBank SA	1,000	4,319
Chiba Bank Ltd	900	6,342
Citigroup Inc	258	17,265
Comerica Inc	207	18,820
Commonwealth Bank of Australia	152	8,229
Concordia Financial Group Ltd	400	2,033
DNB ASA	222	4,332
Erste Group Bank AG*	72	3,001
Fifth Third Bancorp	511	14,666
Fukuoka Financial Group Inc	2,000	10,044
Hang Seng Bank Ltd	1,300	32,353
Huntington Bancshares Inc/OH	178	2,627
Japan Post Bank Co Ltd	400	4,651
JPMorgan Chase & Co	76	7,919
Mebuki Financial Group Inc	2,000	6,710
National Australia Bank Ltd	824	16,769
Nordea Bank AB	326	3,138
People's United Financial Inc	792	14,327
Raiffeisen Bank International AG	21	643
Regions Financial Corp	1,009	17,940
Royal Bank of Scotland Group PLC*	2,605	8,800
Seven Bank Ltd	1,400	4,282
Shinsei Bank Ltd	200	3,074
Shizuoka Bank Ltd	300	2,693
Standard Chartered PLC	735	6,715
SunTrust Banks Inc	123	8,120
Suruga Bank Ltd	500	4,468
Wells Fargo & Co	212	11,753
Zions Bancorporation	439	23,131
		380,361
Beverages – 0.3%
Brown-Forman Corp - Class B	242	11,860
Coca-Cola Amatil Ltd	1,935	13,164
Coca-Cola Co	1,607	70,483
Coca-Cola European Partners PLC	92	3,739
Constellation Brands Inc	61	13,351
Davide Campari-Milano SpA	1,417	11,644
Heineken NV	3	301
Molson Coors Brewing Co	183	12,451
Monster Beverage Corp*	134	7,678
PepsiCo Inc	392	42,677
Suntory Beverage & Food Ltd	100	4,269
Treasury Wine Estates Ltd	165	2,131
		193,748
Biotechnology – 0.2%
AbbVie Inc	149	13,805
Alexion Pharmaceuticals Inc*	46	5,711
Biogen Inc*	51	14,802
Celgene Corp*	326	25,891
CSL Ltd	94	13,436
Gilead Sciences Inc	540	38,254
Grifols SA	876	26,270
Incyte Corp*	212	14,204
Regeneron Pharmaceuticals Inc*	10	3,450
Vertex Pharmaceuticals Inc*	91	15,466
		171,289

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	JUNE 30, 2018

Janus Henderson Adaptive Global Allocation Fund

Schedule of Investments

June 30, 2018

Shares or Principal Amounts		Value
Common Stocks – (continued)
Building Products – 0%
Allegion PLC	116	$8,974
Assa Abloy AB	171	3,640
Cie de Saint-Gobain	86	3,835
Fortune Brands Home & Security Inc	187	10,040
Johnson Controls International plc	25	836
		27,325
Capital Markets – 0.3%
ASX Ltd	533	25,493
Bank of New York Mellon Corp	229	12,350
E*TRADE Financial Corp*	43	2,630
Franklin Resources Inc	477	15,288
Goldman Sachs Group Inc	55	12,131
Hong Kong Exchanges & Clearing Ltd	600	17,979
IGM Financial Inc	667	19,338
Investec PLC	200	1,418
Japan Exchange Group Inc	400	7,429
London Stock Exchange Group PLC	217	12,783
Macquarie Group Ltd	44	4,043
Moody's Corp	49	8,357
Morgan Stanley	171	8,105
Natixis SA	633	4,481
Northern Trust Corp	36	3,704
Partners Group Holding AG	19	13,942
Raymond James Financial Inc	46	4,110
SBI Holdings Inc/Japan	600	15,420
Thomson Reuters Corp	471	19,008
		208,009
Chemicals – 0.7%
Air Products & Chemicals Inc	40	6,229
Air Water Inc	400	7,335
Akzo Nobel NV	625	53,252
Albemarle Corp	63	5,943
CF Industries Holdings Inc	137	6,083
Clariant AG*	724	17,343
Covestro AG	236	21,042
Daicel Corp	400	4,421
DowDuPont Inc	210	13,843
Eastman Chemical Co	87	8,697
Ecolab Inc	181	25,400
Evonik Industries AG	646	22,113
FMC Corp	110	9,813
Hitachi Chemical Co Ltd	500	10,074
Incitec Pivot Ltd	6,584	17,755
International Flavors & Fragrances Inc	164	20,329
Johnson Matthey PLC	337	16,070
JSR Corp	300	5,093
K+S AG	705	17,397
Kaneka Corp	1,000	8,954
Kansai Paint Co Ltd	100	2,074
Koninklijke DSM NV	228	22,892
LANXESS AG	127	9,896
LyondellBasell Industries NV	54	5,932
Mitsubishi Gas Chemical Co Inc	300	6,787
Mosaic Co	95	2,665
Nippon Paint Holdings Co Ltd	100	4,298
Nissan Chemical Industries Ltd	100	4,660
Orica Ltd	940	12,370
PPG Industries Inc	73	7,572
Praxair Inc	45	7,117

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

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Janus Henderson Adaptive Global Allocation Fund

Schedule of Investments

June 30, 2018

Shares or Principal Amounts		Value
Common Stocks – (continued)
Chemicals – (continued)
Sherwin-Williams Co	23	$9,374
Symrise AG	586	51,367
Taiyo Nippon Sanso Corp	500	7,160
Teijin Ltd	300	5,498
Tosoh Corp	300	4,643
Umicore SA	37	2,113
Yara International ASA	13	538
		464,142
Commercial Services & Supplies – 0.2%
Brambles Ltd	1,510	9,936
Cintas Corp	66	12,215
Edenred	230	7,258
G4S PLC	2,200	7,760
Republic Services Inc	506	34,590
Waste Management Inc	503	40,914
		112,673
Communications Equipment – 0.1%
Cisco Systems Inc	174	7,487
F5 Networks Inc*	58	10,002
Juniper Networks Inc	1,593	43,680
Motorola Solutions Inc	130	15,128
Nokia OYJ	2,898	16,624
Telefonaktiebolaget LM Ericsson	884	6,806
		99,727
Construction & Engineering – 0.1%
Bouygues SA	106	4,563
CIMIC Group Ltd	167	5,223
Fluor Corp	248	12,097
Hochtief AG	11	1,987
Jacobs Engineering Group Inc	160	10,158
Quanta Services Inc*	177	5,912
Skanska AB	106	1,925
SNC-Lavalin Group Inc	72	3,180
		45,045
Construction Materials – 0.1%
Boral Ltd	1,561	7,531
CRH PLC	321	11,344
James Hardie Industries PLC (CDI)	295	4,965
Martin Marietta Materials Inc	35	7,817
Taiheiyo Cement Corp	200	6,575
Vulcan Materials Co	42	5,421
		43,653
Consumer Finance – 0%
Acom Co Ltd	700	2,689
American Express Co	15	1,470
Synchrony Financial	142	4,740
		8,899
Containers & Packaging – 0.1%
Amcor Ltd/Australia	1,300	13,882
Avery Dennison Corp	206	21,033
Ball Corp	359	12,762
CCL Industries Inc	220	10,787
International Paper Co	295	15,364
Packaging Corp of America	39	4,360
Sealed Air Corp	417	17,702
		95,890
Distributors – 0%
Jardine Cycle & Carriage Ltd	200	4,663

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	JUNE 30, 2018

Janus Henderson Adaptive Global Allocation Fund

Schedule of Investments

June 30, 2018

Shares or Principal Amounts		Value
Common Stocks – (continued)
Diversified Consumer Services – 0.1%
H&R Block Inc	3,773	$85,949
Diversified Financial Services – 0.1%
AMP Ltd	688	1,811
Eurazeo SA	255	19,319
Industrivarden AB	385	7,458
Kinnevik AB	539	18,448
Standard Life Aberdeen PLC	6,413	27,554
Wendel SA	32	4,403
		78,993
Diversified Telecommunication Services – 0.6%
AT&T Inc	3,407	109,710
BCE Inc	254	10,288
CenturyLink Inc	1,831	34,130
Deutsche Telekom AG*	98	1,521
Elisa OYJ	472	21,856
HKT Trust & HKT Ltd	14,000	17,852
Iliad SA	32	5,052
Koninklijke KPN NV	6,201	16,854
Nippon Telegraph & Telephone Corp	100	4,545
Orange SA	764	12,779
PCCW Ltd	21,000	11,817
Proximus SADP	167	3,766
Singapore Telecommunications Ltd	7,600	17,161
Swisscom AG	19	8,497
Telecom Italia SpA/Milano - RSP	3,929	2,560
Telefonica Deutschland Holding AG	499	1,966
Telefonica SA	1,380	11,761
Telenor ASA	584	11,974
Telia Co AB	1,963	8,972
Telstra Corp Ltd	11,043	21,390
TELUS Corp	340	12,079
TPG Telecom Ltd	1,089	4,164
Verizon Communications Inc	1,649	82,961
		433,655
Electric Utilities – 0.2%
Alliant Energy Corp	211	8,930
AusNet Services	1,948	2,322
Chubu Electric Power Co Inc	100	1,499
Chugoku Electric Power Co Inc	500	6,463
CLP Holdings Ltd	1,000	10,729
Duke Energy Corp	12	949
Electricite de France SA	504	6,908
Emera Inc	52	1,693
Eversource Energy	122	7,150
Fortum OYJ	623	14,859
HK Electric Investments & HK Electric Investments Ltd	1,500	1,430
Hydro One Ltd	1,512	23,051
Kyushu Electric Power Co Inc	100	1,118
PG&E Corp*	16	681
Pinnacle West Capital Corp	94	7,573
Power Assets Holdings Ltd	2,000	13,981
PPL Corp	135	3,854
Terna Rete Elettrica Nazionale SpA	1,393	7,516
Tohoku Electric Power Co Inc	100	1,221
Tokyo Electric Power Co Holdings Inc*	100	465
		122,392
Electrical Equipment – 0%
AMETEK Inc	255	18,401
Melrose Industries PLC	3,507	9,840

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	11

Janus Henderson Adaptive Global Allocation Fund

Schedule of Investments

June 30, 2018

Shares or Principal Amounts		Value
Common Stocks – (continued)
Electrical Equipment – (continued)
Mitsubishi Electric Corp	100	$1,329
OSRAM Licht AG	80	3,267
Rockwell Automation Inc	22	3,657
		36,494
Electronic Equipment, Instruments & Components – 0.2%
Amphenol Corp	740	64,491
Corning Inc	806	22,173
FLIR Systems Inc	162	8,419
Hamamatsu Photonics KK	100	4,288
Hexagon AB	358	19,946
		119,317
Energy Equipment & Services – 0.3%
Baker Hughes a GE Co	1,149	37,951
Halliburton Co	1,033	46,547
National Oilwell Varco Inc	413	17,924
Schlumberger Ltd	1,037	69,510
TechnipFMC PLC	337	10,696
Tenaris SA	142	2,589
		185,217
Equity Real Estate Investment Trusts (REITs) – 0.3%
Alexandria Real Estate Equities Inc	56	7,066
American Tower Corp	29	4,181
Apartment Investment & Management Co	151	6,387
Ascendas Real Estate Investment Trust	1,500	2,911
Boston Properties Inc	16	2,007
British Land Co PLC	99	878
CapitaLand Mall Trust	6,300	9,560
Covivio	5	520
Dexus	383	2,761
Duke Realty Corp	158	4,587
Equity Residential	73	4,649
Essex Property Trust Inc	5	1,195
Federal Realty Investment Trust	14	1,772
Goodman Group	1,289	9,199
GPT Group	998	3,749
H&R Real Estate Investment Trust	204	3,122
Hammerson PLC	323	2,221
Iron Mountain Inc	260	9,103
Klepierre SA	65	2,445
Land Securities Group PLC	114	1,435
Mid-America Apartment Communities Inc	94	9,463
Mirvac Group	6,327	10,186
Nippon Prologis REIT Inc	7	14,525
Prologis Inc	97	6,372
Realty Income Corp	86	4,626
RioCan Real Estate Investment Trust	415	7,624
SBA Communications Corp*	33	5,449
Scentre Group	2,392	7,791
SL Green Realty Corp	20	2,011
SmartCentres Real Estate Investment Trust	49	1,138
UDR Inc	146	5,481
United Urban Investment Corp	10	15,542
Ventas Inc	153	8,713
Vicinity Centres	115	221
Vornado Realty Trust	66	4,879
Weyerhaeuser Co	237	8,641
		192,410
Food & Staples Retailing – 0.4%
Aeon Co Ltd	100	2,139

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

12	JUNE 30, 2018

Janus Henderson Adaptive Global Allocation Fund

Schedule of Investments

June 30, 2018

Shares or Principal Amounts		Value
Common Stocks – (continued)
Food & Staples Retailing – (continued)
Carrefour SA	241	$3,889
Colruyt SA*	196	11,177
George Weston Ltd	255	20,807
ICA Gruppen AB#	256	7,849
J Sainsbury PLC	676	2,864
Kroger Co	453	12,888
Loblaw Cos Ltd	299	15,376
METRO AG	173	2,137
Seven & i Holdings Co Ltd	100	4,359
Sysco Corp	1,298	88,640
Tesco PLC	1,556	5,269
Walgreens Boots Alliance Inc	422	25,326
Walmart Inc	238	20,385
Wesfarmers Ltd	353	12,943
Wm Morrison Supermarkets PLC	4,093	13,595
Woolworths Group Ltd	616	13,951
		263,594
Food Products – 0.3%
Associated British Foods PLC	154	5,551
Calbee Inc	100	3,760
Campbell Soup Co	420	17,027
Conagra Brands Inc	113	4,037
Danone SA	357	26,168
General Mills Inc	282	12,481
Hershey Co	577	53,696
Hormel Foods Corp	215	8,000
JM Smucker Co	20	2,150
Kellogg Co	148	10,341
Marine Harvest ASA	124	2,470
McCormick & Co Inc/MD	352	40,864
Mondelez International Inc	501	20,541
Orkla ASA	2,382	20,867
Toyo Suisan Kaisha Ltd	100	3,560
WH Group Ltd	1,500	1,213
Wilmar International Ltd	500	1,121
Yamazaki Baking Co Ltd	100	2,612
		236,459
Gas Utilities – 0%
APA Group	206	1,500
Gas Natural SDG SA	317	8,387
Hong Kong & China Gas Co Ltd	6,200	11,832
Osaka Gas Co Ltd	100	2,069
Toho Gas Co Ltd	100	3,460
		27,248
Health Care Equipment & Supplies – 0.6%
Abbott Laboratories	218	13,296
Baxter International Inc	952	70,296
Becton Dickinson and Co	23	5,510
Boston Scientific Corp*	624	20,405
Cooper Cos Inc	33	7,770
Cyberdyne Inc*	200	2,337
Dentsply Sirona Inc	70	3,064
Edwards Lifesciences Corp*	120	17,468
Essilor International Cie Generale d'Optique SA	213	30,050
Hologic Inc*	99	3,935
Olympus Corp	100	3,736
ResMed Inc	114	11,808
Smith & Nephew PLC	1,938	35,633
Sonova Holding AG	391	70,172

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	13

Janus Henderson Adaptive Global Allocation Fund

Schedule of Investments

June 30, 2018

Shares or Principal Amounts		Value
Common Stocks – (continued)
Health Care Equipment & Supplies – (continued)
Straumann Holding AG	61	$46,455
Stryker Corp	151	25,498
Varian Medical Systems Inc*	166	18,878
Zimmer Biomet Holdings Inc	89	9,918
		396,229
Health Care Providers & Services – 0.3%
Alfresa Holdings Corp	100	2,349
Anthem Inc	25	5,951
Cardinal Health Inc	36	1,758
Centene Corp*	49	6,037
Cigna Corp	71	12,066
CVS Health Corp	100	6,435
DaVita Inc*	275	19,096
Fresenius Medical Care AG & Co KGaA	25	2,523
Fresenius SE & Co KGaA	349	28,021
Henry Schein Inc*	77	5,593
Laboratory Corp of America Holdings*	159	28,545
Medipal Holdings Corp	200	4,018
Quest Diagnostics Inc	157	17,261
Ramsay Health Care Ltd	21	840
Sonic Healthcare Ltd	923	16,785
Suzuken Co Ltd/Aichi Japan	100	4,231
UnitedHealth Group Inc	22	5,397
Universal Health Services Inc	163	18,165
		185,071
Health Care Technology – 0%
M3 Inc	100	3,981
Hotels, Restaurants & Leisure – 0.4%
Accor SA	149	7,298
Carnival Corp	187	10,717
Chipotle Mexican Grill Inc*	91	39,255
Crown Resorts Ltd	933	9,342
Domino's Pizza Enterprises Ltd	27	1,043
Flight Centre Travel Group Ltd	152	7,155
Galaxy Entertainment Group Ltd	1,000	7,676
Hilton Worldwide Holdings Inc	516	40,847
InterContinental Hotels Group PLC	240	14,928
Marriott International Inc/MD	59	7,469
McDonald's Corp	126	19,743
McDonald's Holdings Co Japan Ltd	100	5,099
Merlin Entertainments PLC	1,387	7,075
MGM China Holdings Ltd	2,000	4,631
Norwegian Cruise Line Holdings Ltd*	376	17,766
Restaurant Brands International Inc	41	2,473
Royal Caribbean Cruises Ltd	7	725
Sands China Ltd	1,600	8,526
Starbucks Corp	416	20,322
Tabcorp Holdings Ltd	2,652	8,776
Whitbread PLC	504	26,324
Wynn Resorts Ltd	43	7,196
		274,386
Household Durables – 0.1%
Electrolux AB	90	2,049
Husqvarna AB	275	2,605
Leggett & Platt Inc	422	18,838
Lennar Corp	49	2,573
Mohawk Industries Inc*	66	14,142
Newell Brands Inc	654	16,867
Sekisui Chemical Co Ltd	100	1,703

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

14	JUNE 30, 2018

Janus Henderson Adaptive Global Allocation Fund

Schedule of Investments

June 30, 2018

Shares or Principal Amounts		Value
Common Stocks – (continued)
Household Durables – (continued)
Whirlpool Corp	125	$18,279
		77,056
Household Products – 0.4%
Church & Dwight Co Inc	688	36,574
Clorox Co	309	41,792
Colgate-Palmolive Co	1,409	91,317
Henkel AG & Co KGaA	18	2,003
Kimberly-Clark Corp	610	64,257
Lion Corp	200	3,667
Procter & Gamble Co	677	52,847
Reckitt Benckiser Group PLC	79	6,493
		298,950
Independent Power and Renewable Electricity Producers – 0%
AES Corp/VA	50	671
Electric Power Development Co Ltd	100	2,581
NRG Energy Inc	57	1,750
Uniper SE	231	6,886
		11,888
Industrial Conglomerates – 0.1%
3M Co	14	2,754
CK Hutchison Holdings Ltd	1,000	10,554
General Electric Co	2,251	30,636
Keihan Holdings Co Ltd	100	3,587
Roper Technologies Inc	59	16,279
Seibu Holdings Inc	100	1,685
Sembcorp Industries Ltd	900	1,812
Smiths Group PLC	258	5,779
		73,086
Information Technology Services – 0.7%
Amadeus IT Group SA	334	26,314
Atos SE	253	34,473
Automatic Data Processing Inc	193	25,889
Broadridge Financial Solutions Inc	51	5,870
CGI Group Inc*	474	30,041
Cognizant Technology Solutions Corp	160	12,638
Computershare Ltd	693	9,483
DXC Technology Co	400	32,244
Fidelity National Information Services Inc	638	67,647
Fiserv Inc*	130	9,632
FleetCor Technologies Inc*	77	16,220
Gartner Inc*	216	28,706
Global Payments Inc	448	49,948
International Business Machines Corp	64	8,941
Mastercard Inc	50	9,826
Nomura Research Institute Ltd	200	9,682
NTT Data Corp	200	2,301
Paychex Inc	304	20,778
PayPal Holdings Inc*	209	17,403
Visa Inc	51	6,755
Western Union Co	2,077	42,225
Wirecard AG	41	6,599
		473,615
Insurance – 0.6%
Aegon NV	973	5,814
Ageas	138	6,958
AIA Group Ltd	1,200	10,389
American International Group Inc	271	14,368
Aon PLC	170	23,319
Arthur J Gallagher & Co	352	22,979

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	15

Janus Henderson Adaptive Global Allocation Fund

Schedule of Investments

June 30, 2018

Shares or Principal Amounts		Value
Common Stocks – (continued)
Insurance – (continued)
Assurant Inc	231	$23,906
Baloise Holding AG	32	4,656
Chubb Ltd	261	33,152
Cincinnati Financial Corp	157	10,497
Everest Re Group Ltd	62	14,290
Gjensidige Forsikring ASA	699	11,452
Hannover Rueck SE	9	1,122
Hartford Financial Services Group Inc	192	9,817
Insurance Australia Group Ltd	2,289	14,499
Intact Financial Corp	308	21,849
Loews Corp	620	29,934
Mapfre SA	6,154	18,518
Medibank Pvt Ltd	4,663	10,094
NN Group NV	87	3,530
Poste Italiane SpA (144A)	278	2,321
Power Financial Corp	626	14,644
Progressive Corp	326	19,283
Prudential Financial Inc	16	1,496
QBE Insurance Group Ltd	2,387	17,256
RSA Insurance Group PLC	1,331	11,930
Sampo Oyj	212	10,337
SCOR SE	38	1,410
Sony Financial Holdings Inc	600	11,427
Swiss Life Holding AG*	5	1,740
Torchmark Corp	270	21,981
Willis Towers Watson PLC	211	31,988
Zurich Insurance Group AG	15	4,451
		441,407
Internet & Direct Marketing Retail – 0.1%
Amazon.com Inc*	12	20,398
Booking Holdings Inc*	1	2,027
Expedia Group Inc	80	9,615
Netflix Inc*	36	14,091
Rakuten Inc	100	675
TripAdvisor Inc*	236	13,148
Zalando SE (144A)*	98	5,473
		65,427
Internet Software & Services – 0.1%
Akamai Technologies Inc*	283	20,724
Alphabet Inc*	18	20,325
eBay Inc*	523	18,964
Facebook Inc*	65	12,631
REA Group Ltd	6	405
Shopify Inc*	28	4,084
Twitter Inc*	281	12,271
United Internet AG	51	2,920
VeriSign Inc*	20	2,748
		95,072
Leisure Products – 0%
Hasbro Inc	211	19,477
Sankyo Co Ltd	100	3,912
		23,389
Life Sciences Tools & Services – 0.2%
Agilent Technologies Inc	11	680
Illumina Inc*	17	4,748
IQVIA Holdings Inc*	302	30,146
Lonza Group AG*	25	6,644
Mettler-Toledo International Inc*	45	26,038
PerkinElmer Inc	442	32,368

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

16	JUNE 30, 2018

Janus Henderson Adaptive Global Allocation Fund

Schedule of Investments

June 30, 2018

Shares or Principal Amounts		Value
Common Stocks – (continued)
Life Sciences Tools & Services – (continued)
Waters Corp*	71	$13,745
		114,369
Machinery – 0.2%
Alfa Laval AB	57	1,349
Alstom SA	196	9,001
Amada Holdings Co Ltd	100	960
ANDRITZ AG	169	8,967
Caterpillar Inc	37	5,020
CNH Industrial NV	351	3,719
Cummins Inc	100	13,300
Deere & Co	63	8,807
Fortive Corp	49	3,778
JTEKT Corp	200	2,716
KION Group AG	48	3,449
Komatsu Ltd	100	2,847
Metso OYJ	76	2,544
MISUMI Group Inc	100	2,911
Mitsubishi Heavy Industries Ltd	100	3,636
NGK Insulators Ltd	100	1,779
PACCAR Inc	65	4,027
Pentair PLC	291	12,245
Snap-on Inc	18	2,893
Stanley Black & Decker Inc	30	3,984
Volvo AB	358	5,704
Wartsila OYJ Abp	24	471
Xylem Inc/NY	175	11,792
		115,899
Marine – 0%
Kuehne + Nagel International AG	2	301
Media – 0.7%
CBS Corp	684	38,454
Charter Communications Inc*	185	54,244
Comcast Corp	624	20,473
DISH Network Corp*	60	2,017
Eutelsat Communications SA	462	9,567
Hakuhodo DY Holdings Inc	200	3,207
Interpublic Group of Cos Inc	1,298	30,425
ITV PLC	7,257	16,656
News Corp	4,924	76,322
Omnicom Group Inc	470	35,847
Pearson PLC	336	3,906
RTL Group SA	486	32,950
Shaw Communications Inc	939	19,130
Singapore Press Holdings Ltd	2,400	4,573
Telenet Group Holding NV*	201	9,368
Toho Co Ltd/Tokyo	100	3,351
Viacom Inc	459	13,843
Vivendi SA	877	21,453
Walt Disney Co	818	85,735
WPP PLC	623	9,802
		491,323
Metals & Mining – 0.4%
Agnico Eagle Mines Ltd	169	7,749
Alumina Ltd	6,074	12,571
Anglo American PLC	90	1,998
Antofagasta PLC	634	8,235
ArcelorMittal	42	1,226
Barrick Gold Corp	849	11,154
BHP Billiton Ltd	357	8,944

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	17

Janus Henderson Adaptive Global Allocation Fund

Schedule of Investments

June 30, 2018

Shares or Principal Amounts		Value
Common Stocks – (continued)
Metals & Mining – (continued)
BHP Billiton PLC	152	$3,401
BlueScope Steel Ltd	489	6,232
Boliden AB	604	19,551
Fortescue Metals Group Ltd	2,420	7,849
Franco-Nevada Corp	167	12,190
Freeport-McMoRan Inc	493	8,509
Glencore PLC*	1,156	5,480
Goldcorp Inc	867	11,905
Hitachi Metals Ltd	500	5,186
Kinross Gold Corp*	437	1,646
Newcrest Mining Ltd	683	11,069
Newmont Mining Corp	1,184	44,649
Norsk Hydro ASA	757	4,534
Nucor Corp	220	13,750
Randgold Resources Ltd	136	10,458
Rio Tinto Ltd	93	5,772
South32 Ltd	302	813
Teck Resources Ltd	559	14,242
thyssenkrupp AG	717	17,443
		256,556
Multiline Retail – 0.1%
Dollar Tree Inc*	201	17,085
Dollarama Inc	440	17,058
Harvey Norman Holdings Ltd	2,116	5,194
J Front Retailing Co Ltd	100	1,518
Kohl's Corp	203	14,799
Macy's Inc	124	4,641
Marks & Spencer Group PLC	1,715	6,672
Next PLC	54	4,310
Nordstrom Inc	40	2,071
Target Corp	142	10,809
		84,157
Multi-Utilities – 0.2%
AGL Energy Ltd	467	7,782
Ameren Corp	113	6,876
Canadian Utilities Ltd	1,460	36,875
CenterPoint Energy Inc	176	4,877
Centrica PLC	7,281	15,142
CMS Energy Corp	199	9,409
Dominion Energy Inc	238	16,227
E.ON SE	221	2,361
NiSource Inc	272	7,148
RWE AG	69	1,573
Sempra Energy	63	7,315
Suez	822	10,657
Veolia Environnement SA	117	2,503
WEC Energy Group Inc	102	6,594
		135,339
Oil, Gas & Consumable Fuels – 1.0%
AltaGas Ltd	1,032	21,315
Anadarko Petroleum Corp	363	26,590
Apache Corp	671	31,369
ARC Resources Ltd	878	9,071
BP PLC	551	4,195
Cabot Oil & Gas Corp	2,169	51,622
Caltex Australia Ltd	585	14,126
Cameco Corp	608	6,841
Canadian Natural Resources Ltd	70	2,527
Cenovus Energy Inc	262	2,721

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

18	JUNE 30, 2018

Janus Henderson Adaptive Global Allocation Fund

Schedule of Investments

June 30, 2018

Shares or Principal Amounts		Value
Common Stocks – (continued)
Oil, Gas & Consumable Fuels – (continued)
Chevron Corp	71	$8,977
Cimarex Energy Co	197	20,043
Concho Resources Inc*	158	21,859
ConocoPhillips	370	25,759
Crescent Point Energy Corp	697	5,122
Devon Energy Corp	186	8,177
Enbridge Inc	266	9,511
Encana Corp	75	980
Eni SpA	376	6,981
EOG Resources Inc	28	3,484
EQT Corp	836	46,130
Equinor ASA	423	11,200
Exxon Mobil Corp	444	36,732
Hess Corp	195	13,044
HollyFrontier Corp	60	4,106
Husky Energy Inc	369	5,752
Idemitsu Kosan Co Ltd	100	3,560
Imperial Oil Ltd	29	964
Kinder Morgan Inc/DE	2,752	48,628
Koninklijke Vopak NV	63	2,908
Lundin Petroleum AB	140	4,457
Marathon Oil Corp	651	13,580
Marathon Petroleum Corp	483	33,887
Neste Oyj	132	10,320
Newfield Exploration Co*	186	5,627
Noble Energy Inc	319	11,254
Occidental Petroleum Corp	270	22,594
Oil Search Ltd	1,314	8,680
OMV AG	53	3,002
ONEOK Inc	327	22,834
Origin Energy Ltd*	911	6,794
Pioneer Natural Resources Co	94	17,789
Repsol SA	56	1,093
Santos Ltd*	1,345	6,268
Snam SpA	2,275	9,477
TransCanada Corp	488	21,116
Valero Energy Corp	245	27,153
Williams Cos Inc	1,226	33,237
Woodside Petroleum Ltd	269	7,078
		720,534
Paper & Forest Products – 0.1%
Mondi PLC	673	18,125
Stora Enso OYJ	459	8,967
UPM-Kymmene OYJ	530	18,924
		46,016
Personal Products – 0%
Beiersdorf AG	33	3,747
Coty Inc	664	9,362
Estee Lauder Cos Inc	7	999
		14,108
Pharmaceuticals – 0.5%
Allergan PLC	17	2,834
Astellas Pharma Inc	300	4,571
AstraZeneca PLC	983	68,046
Bayer AG	175	19,279
Bristol-Myers Squibb Co	634	35,086
Eli Lilly & Co	257	21,930
Johnson & Johnson	46	5,582
Kyowa Hakko Kirin Co Ltd	200	4,026

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	19

Janus Henderson Adaptive Global Allocation Fund

Schedule of Investments

June 30, 2018

Shares or Principal Amounts		Value
Common Stocks – (continued)
Pharmaceuticals – (continued)
Merck & Co Inc	138	$8,377
Merck KGaA	261	25,480
Mitsubishi Tanabe Pharma Corp	200	3,454
Mylan NV*	132	4,770
Ono Pharmaceutical Co Ltd	100	2,342
Otsuka Holdings Co Ltd	100	4,843
Perrigo Co PLC	16	1,167
Pfizer Inc	515	18,684
Roche Holding AG	332	73,905
Sanofi	268	21,458
Santen Pharmaceutical Co Ltd	200	3,482
Shionogi & Co Ltd	100	5,133
Sumitomo Dainippon Pharma Co Ltd	100	2,115
UCB SA	302	23,672
Valeant Pharmaceuticals International Inc*	313	7,286
Vifor Pharma AG	105	16,760
Zoetis Inc	41	3,493
		387,775
Professional Services – 0.1%
Bureau Veritas SA	114	3,040
Equifax Inc	145	18,141
Experian PLC	23	569
Nielsen Holdings PLC	52	1,608
RELX PLC	367	7,855
Robert Half International Inc	45	2,930
SEEK Ltd	199	3,226
Verisk Analytics Inc*	190	20,452
Wolters Kluwer NV	66	3,715
		61,536
Real Estate Management & Development – 0.2%
CBRE Group Inc*	16	764
CK Asset Holdings Ltd	3,000	23,704
Deutsche Wohnen SE	15	724
Henderson Land Development Co Ltd	2,200	11,580
Hongkong Land Holdings Ltd*	1,000	7,150
Hulic Co Ltd	500	5,324
LendLease Group	967	14,221
New World Development Co Ltd	3,000	4,193
Nomura Real Estate Holdings Inc	200	4,434
Swire Pacific Ltd	2,000	21,132
Tokyo Tatemono Co Ltd	100	1,372
Tokyu Fudosan Holdings Corp	500	3,520
Vonovia SE	22	1,047
Wharf Holdings Ltd	4,000	12,813
		111,978
Road & Rail – 0.1%
Aurizon Holdings Ltd	2,551	8,200
Canadian Pacific Railway Ltd	7	1,283
CSX Corp	31	1,977
East Japan Railway Co	100	9,579
JB Hunt Transport Services Inc	115	13,978
Kansas City Southern	87	9,219
Keikyu Corp	200	3,278
Keio Corp	100	4,836
MTR Corp Ltd	2,500	13,775
Tokyu Corp	200	3,444
Union Pacific Corp	27	3,825
		73,394

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

20	JUNE 30, 2018

Janus Henderson Adaptive Global Allocation Fund

Schedule of Investments

June 30, 2018

Shares or Principal Amounts		Value
Common Stocks – (continued)
Semiconductor & Semiconductor Equipment – 0.2%
Advanced Micro Devices Inc*	113	$1,694
Applied Materials Inc	244	11,270
ASM Pacific Technology Ltd	100	1,256
ASML Holding NV	25	4,930
Broadcom Inc	37	8,978
Infineon Technologies AG	902	22,984
Intel Corp	297	14,764
KLA-Tencor Corp	72	7,382
Lam Research Corp	32	5,531
Microchip Technology Inc	33	3,001
Micron Technology Inc*	275	14,421
Qorvo Inc*	47	3,768
QUALCOMM Inc	218	12,234
STMicroelectronics NV	234	5,199
Xilinx Inc	507	33,087
		150,499
Software – 0.5%
Activision Blizzard Inc	194	14,806
Adobe Systems Inc*	17	4,145
BlackBerry Ltd*	1,726	16,649
CA Inc	2,765	98,572
Cadence Design Systems Inc*	500	21,655
Citrix Systems Inc*	37	3,879
Electronic Arts Inc*	181	25,525
Microsoft Corp	217	21,398
Open Text Corp	393	13,833
Red Hat Inc*	172	23,112
Sage Group PLC	2,564	21,171
salesforce.com Inc*	47	6,411
Symantec Corp	942	19,452
Synopsys Inc*	794	67,943
Take-Two Interactive Software Inc*	31	3,669
Temenos AG*	92	13,918
Ubisoft Entertainment SA*	124	13,566
		389,704
Specialty Retail – 0.3%
Advance Auto Parts Inc	92	12,484
AutoZone Inc*	43	28,850
Best Buy Co Inc	52	3,878
CarMax Inc*	285	20,768
Foot Locker Inc	114	6,002
Gap Inc	142	4,599
Hennes & Mauritz AB	118	1,757
Industria de Diseno Textil SA	29	989
Kingfisher PLC	2,204	8,635
L Brands Inc	330	12,170
Lowe's Cos Inc	110	10,513
O'Reilly Automotive Inc*	88	24,074
Ross Stores Inc	31	2,627
Tiffany & Co	111	14,608
TJX Cos Inc	235	22,367
Tractor Supply Co	119	9,102
Ulta Beauty Inc*	48	11,206
USS Co Ltd	100	1,901
		196,530
Technology Hardware, Storage & Peripherals – 0.2%
Apple Inc	61	11,292
Brother Industries Ltd	100	1,972
Canon Inc	100	3,276

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	21

Janus Henderson Adaptive Global Allocation Fund

Schedule of Investments

June 30, 2018

Shares or Principal Amounts		Value
Common Stocks – (continued)
Technology Hardware, Storage & Peripherals – (continued)
FUJIFILM Holdings Corp	100	$3,902
HP Inc	323	7,329
Konica Minolta Inc	100	926
NEC Corp	400	10,971
NetApp Inc	107	8,403
Seagate Technology PLC	78	4,405
Seiko Epson Corp	100	1,733
Western Digital Corp	291	22,526
Xerox Corp	2,432	58,368
		135,103
Textiles, Apparel & Luxury Goods – 0.2%
adidas AG	47	10,263
Asics Corp	100	1,688
Hanesbrands Inc	299	6,584
Hermes International	1	611
Hugo Boss AG	87	7,889
Kering SA	3	1,692
Li & Fung Ltd	16,000	5,842
Michael Kors Holdings Ltd*	130	8,658
NIKE Inc	352	28,047
Puma SE	7	4,087
PVH Corp	158	23,656
Tapestry Inc	412	19,245
Under Armour Inc*,#	422	9,487
VF Corp	342	27,880
		155,629
Tobacco – 0.1%
British American Tobacco PLC	64	3,232
Imperial Brands PLC	328	12,211
Philip Morris International Inc	352	28,420
Swedish Match AB	63	3,120
		46,983
Trading Companies & Distributors – 0.1%
Brenntag AG	21	1,170
Bunzl PLC	130	3,936
Fastenal Co	139	6,690
ITOCHU Corp	300	5,431
Marubeni Corp	200	1,524
Mitsui & Co Ltd	100	1,666
Rexel SA	415	5,963
Travis Perkins PLC	903	16,945
United Rentals Inc*	35	5,167
WW Grainger Inc	5	1,542
		50,034
Transportation Infrastructure – 0.1%
Aena SME SA	12	2,177
Aeroports de Paris	32	7,230
Getlink	1,746	23,936
Sydney Airport	959	5,078
Transurban Group	1,124	9,980
		48,401
Water Utilities – 0.1%
American Water Works Co Inc	109	9,306
Severn Trent PLC	439	11,456
United Utilities Group PLC	1,731	17,427
		38,189
Wireless Telecommunication Services – 0.1%
KDDI Corp	200	5,469
NTT DOCOMO Inc	1,000	25,472

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

22	JUNE 30, 2018

Janus Henderson Adaptive Global Allocation Fund

Schedule of Investments

June 30, 2018

Shares or Principal Amounts		Value
Common Stocks – (continued)
Wireless Telecommunication Services – (continued)
Rogers Communications Inc	430	$20,425
Tele2 AB	34	399
		51,765
Total Common Stocks (cost $10,104,662)		10,233,744
Preferred Stocks – 0%
Auto Components – 0%
Schaeffler AG	142	1,846
Automobiles – 0%
Porsche Automobil Holding SE	154	9,808
Health Care Equipment & Supplies – 0%
Sartorius AG	68	10,158
Total Preferred Stocks (cost $23,330)		21,812
Investment Companies – 93.2%
Exchange-Traded Funds (ETFs) – 81.5%
Invesco QQQ Trust Series 1	11,687	2,006,074
iShares 20+ Year Treasury Bond	17,641	2,147,263
iShares 7-10 Year Treasury Bond#	33,438	3,427,729
iShares Agency Bond	32,482	3,619,144
iShares Currency Hedged MSCI Japan	70,770	2,282,333
iShares iBoxx High Yield Corporate Bond#	5,862	498,739
iShares iBoxx Investment Grade Corporate Bond	23,817	2,728,714
iShares MSCI Canada	9,420	268,564
iShares MSCI Europe Financials	8,060	163,054
iShares MSCI Hong Kong	10,097	244,448
iShares MSCI Japan	23,535	1,362,912
iShares MSCI Spain Index Fund#	10,849	329,267
Vanguard Consumer Staples#	4,986	669,470
Vanguard Financials#	38,214	2,577,534
Vanguard FTSE All World ex-US Small-Cap#	15,794	1,822,786
Vanguard FTSE All-World ex-US	65,379	3,389,247
Vanguard FTSE Emerging Markets	64,958	2,741,228
Vanguard FTSE Europe	25,813	1,448,884
Vanguard FTSE Pacific	20,453	1,431,301
Vanguard Growth	5,471	819,611
Vanguard High Dividend Yield	7,751	643,721
Vanguard Industrials#	18,107	2,459,112
Vanguard Information Technology#	9,908	1,797,311
Vanguard International High Dividend Yield	14,658	912,167
Vanguard Materials	3,210	422,308
Vanguard Mid-Cap	12,122	1,910,912
Vanguard Mortgage-Backed Securities#	66,365	3,411,825
Vanguard S&P 500	8,772	2,188,702
Vanguard Small-Cap	6,373	992,085
Vanguard Small-Cap Value	3,101	421,085
Vanguard Total International Bond	121,452	6,644,639
Vanguard Value	16,460	1,709,042
		57,491,211
Investments Purchased with Cash Collateral from Securities Lending – 11.7%
Janus Henderson Cash Collateral Fund LLC, 1.8237%ºº,£	8,252,929	8,252,929
Total Investment Companies (cost $64,867,019)		65,744,140
Commercial Paper – 2.8%
Enbridge Energy Partners , 0%, 7/18/18 (Section 4(2))◊	$1,900,000	1,897,688
Harley-Davidson Financial Services, 0%, 8/16/18 (Section 4(2))◊	100,000	99,678
Total Commercial Paper (cost $1,996,704)		1,997,366

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	23

Janus Henderson Adaptive Global Allocation Fund

Schedule of Investments

June 30, 2018

Shares or Principal Amounts		Value
U.S. Government Agency Notes – 2.9%
Federal Home Loan Bank Discount Notes:
0%, 7/2/18◊ (cost $1,999,750)	$2,000,000	$2,000,000
Total Investments (total cost $78,991,465) – 113.4%		79,997,062
Liabilities, net of Cash, Receivables and Other Assets – (13.4)%		(9,454,628)
Net Assets – 100%		$70,542,434

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$72,026,158	90.0%
Japan	4,144,401	5.2
Canada	766,491	1.0
United Kingdom	543,867	0.7
Australia	505,739	0.6
Germany	369,299	0.5
France	331,325	0.4
Hong Kong	284,431	0.4
Switzerland	278,784	0.3
Spain	132,074	0.2
Finland	121,849	0.2
Sweden	119,173	0.1
Netherlands	117,935	0.1
Norway	67,367	0.1
Italy	62,357	0.1
Belgium	57,054	0.1
Singapore	41,801	0.0
Austria	15,613	0.0
Ireland	11,344	0.0

Total	$79,997,062	100.0%

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 6/30/18
Investment Companies - 11.7%
Investments Purchased with Cash Collateral from Securities Lending - 11.7%
Janus Henderson Cash Collateral Fund LLC,1.8237%ºº	$13,738∆	$-	$-	$8,252,929

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

24	JUNE 30, 2018

Janus Henderson Adaptive Global Allocation Fund

Schedule of Investments

June 30, 2018

	Share Balance at 6/30/17	Purchases	Sales	Share Balance at 6/30/18
Investment Companies - 11.7%
Investments Purchased with Cash Collateral from Securities Lending - 11.7%
Janus Henderson Cash Collateral Fund LLC,1.8237%ºº	-	39,368,482	(31,115,553)	8,252,929

Schedule of Forward Foreign Currency Exchange Contracts, Open

Counterparty/ Foreign Currency	Settlement Date	Foreign Currency Amount (Sold)/ Purchased	USD Currency Amount (Sold)/ Purchased	Market Value and Unrealized Appreciation/ (Depreciation)
Bank of America:
British Pound	7/12/18	(926,500)	$1,235,265	$12,179
Canadian Dollar	7/12/18	(1,047,500)	809,211	12,205
Euro	7/12/18	(2,535,117)	2,965,884	3,410

				27,794
HSBC Securities (USA), Inc.:
Australian Dollar	7/12/18	(859,000)	651,360	15,767
Japanese Yen	7/12/18	(321,000,000)	2,965,879	64,156
Korean Won	7/12/18	(384,600,000)	356,990	11,732
Swedish Krona	7/12/18	(1,835,000)	209,024	3,926
Swiss Franc	7/12/18	(271,000)	276,156	2,152
Taiwan Dollar	7/12/18	(8,444,000)	282,276	5,081

				102,814
Total				$130,608

The following table, grouped by derivative type, provides information about the fair value and location of derivatives within the Statement of Assets and Liabilities as of June 30, 2018.

Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of June 30, 2018

Currency Contracts
Asset Derivatives:
Forward foreign currency exchange contracts	$130,608

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	25

Janus Henderson Adaptive Global Allocation Fund

Schedule of Investments

June 30, 2018

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended June 30, 2018.

The effect of Derivative Instruments (not accounted for as hedging instruments) on the Statement of Operations for the year ended June 30, 2018

Amount of Realized Gain/(Loss) Recognized on Derivatives
Derivative	Currency Contracts	Equity Contracts	Total
Futures contracts	$ -	$ (8,332)	$ (8,332)
Forward foreign currency exchange contracts	(274,116)	-	(274,116)
Purchased options contracts	-	(84,943)	(84,943)
Written options contracts	-	86,713	86,713

Total	$(274,116)	$ (6,562)	$(280,678)

Amount of Change in Unrealized Appreciation/Depreciation Recognized on Derivatives
Derivative	Currency Contracts	Equity Contracts	Total
Forward foreign currency exchange contracts	$ 196,848	$ -	$ 196,848

Please see the "Net Realized Gain/(Loss) on Investments" and "Change in Unrealized Net Appreciation/Depreciation" sections of the Fund’s Statement of Operations.

Average Ending Monthly Market Value of Derivative Instruments During the Year Ended June 30, 2018

Market Value
Forward foreign currency exchange contracts, sold	$ 5,201,230
Purchased options contracts, put	37,315
Written options contracts, put	16,674

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

26	JUNE 30, 2018

Janus Henderson Adaptive Global Allocation Fund

Notes to Schedule of Investments and Other Information

Adaptive Global Allocation 60/40 Index

Adaptive Global Allocation 60/40 Index is an internally-calculated, hypothetical combination of total returns from the MSCI All Country World IndexSM (60%) and the Bloomberg Barclays Global Aggregate Bond Index (Hedged) (40%).

Bloomberg Barclays Global Aggregate Bond Index	Bloomberg Barclays Global Aggregate Bond Index is a broad-based measure of the global investment grade fixed-rate debt markets.
MSCI All Country World IndexSM	MSCI All Country World IndexSM reflects the equity market performance of global developed and emerging markets.

CDI	Clearing House Electronic Subregister System Depositary Interest
LLC	Limited Liability Company
PLC	Public Limited Company

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the year ended June 30, 2018 is $7,794, which represents 0.0% of net assets.

4(2)

Securities sold under Section 4(2) of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 4(2) securities as of the year ended June 30, 2018 is $1,997,366, which represents 2.8% of net assets.

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of June 30, 2018.

#	Loaned security; a portion of the security is on loan at June 30, 2018.

◊	Zero coupon bond.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

∆	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

Janus Investment Fund	27

Janus Henderson Adaptive Global Allocation Fund

Notes to Schedule of Investments and Other Information

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of June 30, 2018. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quotes Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Common Stocks
Aerospace & Defense	$31,620	$14,822	$-
Air Freight & Logistics	30,160	7,429	-
Airlines	33,961	3,544	-
Auto Components	38,393	36,137	-
Automobiles	65,621	39,226	-
Banks	158,121	222,240	-
Beverages	162,239	31,509	-
Biotechnology	131,583	39,706	-
Building Products	19,850	7,475	-
Capital Markets	105,021	102,988	-
Chemicals	128,997	335,145	-
Commercial Services & Supplies	87,719	24,954	-
Communications Equipment	76,297	23,430	-
Construction & Engineering	31,347	13,698	-
Construction Materials	13,238	30,415	-
Consumer Finance	6,210	2,689	-
Containers & Packaging	82,008	13,882	-
Distributors	-	4,663	-
Diversified Financial Services	-	78,993	-
Diversified Telecommunication Services	249,168	184,487	-
Electric Utilities	53,881	68,511	-
Electrical Equipment	22,058	14,436	-
Electronic Equipment, Instruments & Components	95,083	24,234	-
Energy Equipment & Services	182,628	2,589	-
Equity Real Estate Investment Trusts (REITs)	108,466	83,944	-
Food & Staples Retailing	183,422	80,172	-
Food Products	169,137	67,322	-
Gas Utilities	-	27,248	-
Health Care Equipment & Supplies	207,846	188,383	-
Health Care Providers & Services	126,304	58,767	-
Health Care Technology	-	3,981	-
Hotels, Restaurants & Leisure	166,513	107,873	-
Household Durables	70,699	6,357	-
Household Products	286,787	12,163	-
Independent Power and Renewable Electricity Producers	2,421	9,467	-
Industrial Conglomerates	49,669	23,417	-
Information Technology Services	384,763	88,852	-
Insurance	293,503	147,904	-
Internet & Direct Marketing Retail	59,279	6,148	-
Internet Software & Services	91,747	3,325	-
Leisure Products	19,477	3,912	-
Life Sciences Tools & Services	107,725	6,644	-
Machinery	65,846	50,053	-

28	JUNE 30, 2018

Janus Henderson Adaptive Global Allocation Fund

Notes to Schedule of Investments and Other Information

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quotes Prices	Observable Inputs	Unobservable Inputs
Marine	-	301	-
Media	376,490	114,833	-
Metals & Mining	125,794	130,762	-
Multiline Retail	66,463	17,694	-
Multi-Utilities	95,321	40,018	-
Oil, Gas & Consumable Fuels	620,395	100,139	-
Paper & Forest Products	-	46,016	-
Personal Products	10,361	3,747	-
Pharmaceuticals	109,209	278,566	-
Professional Services	43,131	18,405	-
Real Estate Management & Development	7,914	104,064	-
Road & Rail	30,282	43,112	-
Semiconductor & Semiconductor Equipment	116,130	34,369	-
Software	341,049	48,655	-
Specialty Retail	183,248	13,282	-
Technology Hardware, Storage & Peripherals	112,323	22,780	-
Textiles, Apparel & Luxury Goods	123,557	32,072	-
Tobacco	28,420	18,563	-
Trading Companies & Distributors	13,399	36,635	-
Transportation Infrastructure	-	48,401	-
Water Utilities	9,306	28,883	-
Wireless Telecommunication Services	20,425	31,340	-
All Other	85,949	-	-
Preferred Stocks	-	21,812	-
Investment Companies	57,491,211	8,252,929	-
Commercial Paper	-	1,997,366	-
U.S. Government Agency Notes	-	2,000,000	-
Total Investments in Securities	$64,209,184	$15,787,878	$-
Other Financial Instruments(a):
Forward Foreign Currency Exchange Contracts	-	130,608	-
Total Assets	$64,209,184	$15,918,486	$-

(a)

Other financial instruments include forward foreign currency exchange, futures, written options, written swaptions, and swap contracts. Forward foreign currency exchange contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date. Futures, certain written options on futures, and centrally cleared swap contracts are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Written options, written swaptions, and other swap contracts are reported at their market value at measurement date.

Janus Investment Fund	29

Janus Henderson Adaptive Global Allocation Fund

Statement of Assets and Liabilities

June 30, 2018

See footnotes at the end of the Statement.

Assets:
Unaffiliated investments, at value(1)(2)	$71,744,133
Affiliated investments, at value(3)	8,252,929
Cash	104,909
Forward foreign currency exchange contracts	130,608
Cash denominated in foreign currency(4)	1,671
Non-interested Trustees' deferred compensation	1,477
Receivables:
Investments sold	9,488,591
Dividends	70,194
Due from adviser	57,469
Foreign tax reclaims	6,775
Other assets	155
Total Assets	89,858,911
Liabilities:
Collateral for securities loaned (Note 3)	8,252,929
Payables:	—
Investments purchased	10,812,494
Advisory fees	44,797
Professional fees	44,190
Non-affiliated fund administration fees payable	30,009
Dividends	15,969
Custodian fees	13,914
Transfer agent fees and expenses	3,237
12b-1 Distribution and shareholder servicing fees	1,796
Non-interested Trustees' deferred compensation fees	1,477
Non-interested Trustees' fees and expenses	607
Affiliated fund administration fees payable	149
Accrued expenses and other payables	94,909
Total Liabilities	19,316,477
Net Assets	$70,542,434

See Notes to Financial Statements.

30	JUNE 30, 2018

Janus Henderson Adaptive Global Allocation Fund

Statement of Assets and Liabilities

June 30, 2018

Net Assets Consist of:
Capital (par value and paid-in surplus)	$67,339,936
Undistributed net investment income/(loss)	353,881
Undistributed net realized gain/(loss) from investments and foreign currency transactions	1,712,335
Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	1,136,282
Total Net Assets	$70,542,434
Net Assets - Class A Shares	$766,301
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	73,457
Net Asset Value Per Share(5)	$10.43
Maximum Offering Price Per Share(6)	$11.07
Net Assets - Class C Shares	$1,602,796
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	154,882
Net Asset Value Per Share(5)	$10.35
Net Assets - Class D Shares	$2,480,438
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	237,799
Net Asset Value Per Share	$10.43
Net Assets - Class I Shares	$9,959,059
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	952,519
Net Asset Value Per Share	$10.46
Net Assets - Class N Shares	$51,920,617
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	4,965,860
Net Asset Value Per Share	$10.46
Net Assets - Class S Shares	$1,256,426
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	120,554
Net Asset Value Per Share	$10.42
Net Assets - Class T Shares	$2,556,797
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	245,108
Net Asset Value Per Share	$10.43

(1) Includes cost of $70,738,536.

(2) Includes $8,082,194 of securities on loan. See Note 3 in Notes to Financial Statements.

(3) Includes cost of $8,252,929.

(4) Includes cost of $1,671.

(5) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(6) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

Janus Investment Fund	31

Janus Henderson Adaptive Global Allocation Fund

Statement of Operations

For the year ended June 30, 2018

Investment Income:
Dividends	$1,397,006
Interest	82,593
Affiliated securities lending income, net	13,738
Other income	323
Foreign tax withheld	(11,931)
Total Investment Income	1,481,729
Expenses:
Advisory fees	487,689
12b-1 Distribution and shareholder servicing fees:
Class A Shares	1,937
Class C Shares	14,459
Class S Shares	3,160
Transfer agent administrative fees and expenses:
Class D Shares	2,564
Class S Shares	3,160
Class T Shares	6,573
Transfer agent networking and omnibus fees:
Class A Shares	124
Class C Shares	168
Class I Shares	2,557
Other transfer agent fees and expenses:
Class A Shares	93
Class C Shares	142
Class D Shares	360
Class I Shares	220
Class N Shares	1,684
Class S Shares	24
Class T Shares	50
Registration fees	119,833
Custodian fees	113,311
Professional fees	59,119
Non-affiliated fund administration fees	30,011
Shareholder reports expense	20,894
Affiliated fund administration fees	4,071
Non-interested Trustees’ fees and expenses	2,194
Other expenses	4,273
Total Expenses	878,670
Less: Excess Expense Reimbursement and Waivers	(369,184)
Net Expenses	509,486
Net Investment Income/(Loss)	972,243
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	4,424,363
Purchased options contracts	(84,943)
Forward foreign currency exchange contracts	(274,116)
Futures contracts	(8,332)
Written options contracts	86,713
Total Net Realized Gain/(Loss) on Investments	4,143,685
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	(1,485,126)
Forward foreign currency exchange contracts	196,848
Total Change in Unrealized Net Appreciation/Depreciation	(1,288,278)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$3,827,650

See Notes to Financial Statements.

32	JUNE 30, 2018

Janus Henderson Adaptive Global Allocation Fund

Statements of Changes in Net Assets

	Year ended June 30, 2018	Year ended June 30, 2017

Operations:
Net investment income/(loss)	$972,243	$562,650
Net realized gain/(loss) on investments	4,143,685	4,303,273
Change in unrealized net appreciation/depreciation	(1,288,278)	1,595,291
Net Increase/(Decrease) in Net Assets Resulting from Operations	3,827,650	6,461,214
Dividends and Distributions to Shareholders:
Dividends from Net Investment Income
Class A Shares	(12,386)	(5,289)
Class C Shares	(15,309)	(1,847)
Class D Shares	(34,259)	(13,395)
Class I Shares	(74,095)	(12,820)
Class N Shares	(959,456)	(544,951)
Class S Shares	(18,359)	(8,556)
Class T Shares	(42,761)	(11,892)
Total Dividends from Net Investment Income	(1,156,625)	(598,750)
Distributions from Net Realized Gain from Investment Transactions
Class A Shares	(42,830)	—
Class C Shares	(83,298)	—
Class D Shares	(110,002)	—
Class I Shares	(229,169)	—
Class N Shares	(2,889,637)	—
Class S Shares	(69,088)	—
Class T Shares	(138,227)	—
Total Distributions from Net Realized Gain from Investment Transactions	(3,562,251)	—
Net Decrease from Dividends and Distributions to Shareholders	(4,718,876)	(598,750)
Capital Share Transactions:
Class A Shares	32,841	108,044
Class C Shares	409,268	61,795
Class D Shares	916,576	179,662
Class I Shares	5,453,056	3,267,488
Class N Shares	3,755,002	(4,666,016)
Class S Shares	87,770	8,507
Class T Shares	315,716	1,085,345
Net Increase/(Decrease) from Capital Share Transactions	10,970,229	44,825
Net Increase/(Decrease) in Net Assets	10,079,003	5,907,289
Net Assets:
Beginning of period	60,463,431	54,556,142
End of period	$70,542,434	$60,463,431

Undistributed Net Investment Income/(Loss)	$353,881	$220,840

See Notes to Financial Statements.

Janus Investment Fund	33

Janus Henderson Adaptive Global Allocation Fund

Financial Highlights

Class A Shares
For a share outstanding during each year or period ended June 30	2018	2017	2016		2015(1)
Net Asset Value, Beginning of Period	$10.55	$9.49	$9.69		$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.13	0.09	0.05		0.01
Net realized and unrealized gain/(loss)	0.55	1.06	(0.23)		(0.32)
Total from Investment Operations	0.68	1.15	(0.18)		(0.31)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.18)	(0.09)	(0.02)		—
Distributions (from capital gains)	(0.62)	—	—		—
Total Dividends and Distributions	(0.80)	(0.09)	(0.02)		—
Net Asset Value, End of Period	$10.43	$10.55	$9.49		$9.69
Total Return*	6.27%	12.17%	(1.85)%		(3.10)%
Net Assets, End of Period (in thousands)	$766	$743	$571		$485
Average Net Assets for the Period (in thousands)	$777	$609	$530		$496
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.63%	1.52%	1.54%		13.45%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.01%	1.07%	1.09%		1.07%
Ratio of Net Investment Income/(Loss)	1.24%	0.86%	0.55%		5.04%
Portfolio Turnover Rate	440%	302%(3)	122%		10%
				1

Class C Shares
For a share outstanding during each year or period ended June 30	2018	2017	2016	2015(1)
Net Asset Value, Beginning of Period	$10.48	$9.44	$9.69	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.06	0.01	(0.01)	0.01
Net realized and unrealized gain/(loss)	0.54	1.05	(0.23)	(0.32)
Total from Investment Operations	0.60	1.06	(0.24)	(0.31)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.11)	(0.02)	(0.01)	—
Distributions (from capital gains)	(0.62)	—	—	—
Total Dividends and Distributions	(0.73)	(0.02)	(0.01)	—
Net Asset Value, End of Period	$10.35	$10.48	$9.44	$9.69
Total Return*	5.58%	11.21%	(2.52)%	(3.10)%
Net Assets, End of Period (in thousands)	$1,603	$1,225	$1,046	$24
Average Net Assets for the Period (in thousands)	$1,448	$1,112	$827	$25
Ratios to Average Net Assets**:
Ratio of Gross Expenses	2.34%	2.27%	2.29%	14.19%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.75%	1.83%	1.84%	1.82%
Ratio of Net Investment Income/(Loss)	0.54%	0.05%	(0.06)%	4.29%
Portfolio Turnover Rate	440%	302%(3)	122%	10%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from June 23, 2015 (inception date) through June 30, 2015.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

(3) The increase in the portfolio turnover rate was due to a restructuring of the Fund’s portfolio as a result of a change in its principal investment strategies.

See Notes to Financial Statements.

34	JUNE 30, 2018

Janus Henderson Adaptive Global Allocation Fund

Financial Highlights

Class D Shares
For a share outstanding during each year or period ended June 30	2018	2017	2016	2015(1)
Net Asset Value, Beginning of Period	$10.54	$9.49	$9.70	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.15	0.09	0.06	0.01
Net realized and unrealized gain/(loss)	0.55	1.05	(0.25)	(0.31)
Total from Investment Operations	0.70	1.14	(0.19)	(0.30)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.19)	(0.09)	(0.02)	—
Distributions (from capital gains)	(0.62)	—	—	—
Total Dividends and Distributions	(0.81)	(0.09)	(0.02)	—
Net Asset Value, End of Period	$10.43	$10.54	$9.49	$9.70
Total Return*	6.51%	12.13%	(1.93)%	(3.00)%
Net Assets, End of Period (in thousands)	$2,480	$1,619	$1,285	$102
Average Net Assets for the Period (in thousands)	$2,139	$1,435	$973	$64
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.84%	2.01%	2.59%	20.64%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.86%	0.96%	1.10%	0.98%
Ratio of Net Investment Income/(Loss)	1.39%	0.94%	0.69%	5.03%
Portfolio Turnover Rate	440%	302%(3)	122%	10%

Class I Shares
For a share outstanding during each year or period ended June 30	2018	2017	2016	2015(1)
Net Asset Value, Beginning of Period	$10.57	$9.51	$9.69	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.19	0.17	0.09	0.01
Net realized and unrealized gain/(loss)	0.52	1.00	(0.24)	(0.32)
Total from Investment Operations	0.71	1.17	(0.15)	(0.31)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.20)	(0.11)	(0.03)	—
Distributions (from capital gains)	(0.62)	—	—	—
Total Dividends and Distributions	(0.82)	(0.11)	(0.03)	—
Net Asset Value, End of Period	$10.46	$10.57	$9.51	$9.69
Total Return*	6.57%	12.42%	(1.55)%	(3.10)%
Net Assets, End of Period (in thousands)	$9,959	$4,596	$1,090	$48
Average Net Assets for the Period (in thousands)	$4,830	$1,802	$854	$50
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.38%	1.40%	1.28%	13.19%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.79%	0.80%	0.83%	0.82%
Ratio of Net Investment Income/(Loss)	1.75%	1.69%	0.94%	5.29%
Portfolio Turnover Rate	440%	302%(3)	122%	10%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from June 23, 2015 (inception date) through June 30, 2015.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

(3) The increase in the portfolio turnover rate was due to a restructuring of the Fund’s portfolio as a result of a change in its principal investment strategies.

See Notes to Financial Statements.

Janus Investment Fund	35

Janus Henderson Adaptive Global Allocation Fund

Financial Highlights

Class N Shares
For a share outstanding during each year or period ended June 30	2018	2017	2016	2015(1)
Net Asset Value, Beginning of Period	$10.56	$9.51	$9.70	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.16	0.10	0.07	0.01
Net realized and unrealized gain/(loss)	0.56	1.06	(0.23)	(0.31)
Total from Investment Operations	0.72	1.16	(0.16)	(0.30)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.20)	(0.11)	(0.03)	—
Distributions (from capital gains)	(0.62)	—	—	—
Total Dividends and Distributions	(0.82)	(0.11)	(0.03)	—
Net Asset Value, End of Period	$10.46	$10.56	$9.51	$9.70
Total Return*	6.72%	12.43%	(1.65)%	(3.00)%
Net Assets, End of Period (in thousands)	$51,921	$48,806	$48,423	$53,702
Average Net Assets for the Period (in thousands)	$52,068	$48,134	$49,786	$9,234
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.27%	1.24%	1.27%	67.74%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.73%	0.81%	0.83%	0.82%
Ratio of Net Investment Income/(Loss)	1.52%	1.03%	0.73%	6.84%
Portfolio Turnover Rate	440%	302%(3)	122%	10%

Class S Shares
For a share outstanding during each year or period ended June 30	2018	2017	2016	2015(1)
Net Asset Value, Beginning of Period	$10.53	$9.48	$9.69	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.12	0.07	0.05	0.01
Net realized and unrealized gain/(loss)	0.55	1.06	(0.24)	(0.32)
Total from Investment Operations	0.67	1.13	(0.19)	(0.31)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.16)	(0.08)	(0.02)	—
Distributions (from capital gains)	(0.62)	—	—	—
Total Dividends and Distributions	(0.78)	(0.08)	(0.02)	—
Net Asset Value, End of Period	$10.42	$10.53	$9.48	$9.69
Total Return*	6.24%	11.95%	(1.99)%	(3.10)%
Net Assets, End of Period (in thousands)	$1,256	$1,183	$1,057	$24
Average Net Assets for the Period (in thousands)	$1,267	$1,110	$831	$25
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.83%	1.75%	1.78%	13.69%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.11%	1.17%	1.24%	1.32%
Ratio of Net Investment Income/(Loss)	1.14%	0.70%	0.53%	4.79%
Portfolio Turnover Rate	440%	302%(3)	122%	10%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from June 23, 2015 (inception date) through June 30, 2015.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

(3) The increase in the portfolio turnover rate was due to a restructuring of the Fund’s portfolio as a result of a change in its principal investment strategies.

See Notes to Financial Statements.

36	JUNE 30, 2018

Janus Henderson Adaptive Global Allocation Fund

Financial Highlights

Class T Shares
For a share outstanding during each year or period ended June 30	2018	2017	2016	2015(1)
Net Asset Value, Beginning of Period	$10.55	$9.50	$9.69	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.14	0.09	0.07	0.01
Net realized and unrealized gain/(loss)	0.55	1.06	(0.24)	(0.32)
Total from Investment Operations	0.69	1.15	(0.17)	(0.31)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.19)	(0.10)	(0.02)	—
Distributions (from capital gains)	(0.62)	—	—	—
Total Dividends and Distributions	(0.81)	(0.10)	(0.02)	—
Net Asset Value, End of Period	$10.43	$10.55	$9.50	$9.69
Total Return*	6.40%	12.17%	(1.72)%	(3.10)%
Net Assets, End of Period (in thousands)	$2,557	$2,291	$1,085	$48
Average Net Assets for the Period (in thousands)	$2,635	$1,204	$856	$50
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.54%	1.51%	1.53%	13.44%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.92%	0.94%	1.00%	1.07%
Ratio of Net Investment Income/(Loss)	1.30%	0.95%	0.77%	5.04%
Portfolio Turnover Rate	440%	302%(3)	122%	10%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from June 23, 2015 (inception date) through June 30, 2015.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

(3) The increase in the portfolio turnover rate was due to a restructuring of the Fund’s portfolio as a result of a change in its principal investment strategies.

See Notes to Financial Statements.

Janus Investment Fund	37

Janus Henderson Adaptive Global Allocation Fund

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Janus Henderson Adaptive Global Allocation Fund (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 49 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks total return through growth of capital and income. The Fund is classified as nondiversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares. Class D Shares are closed to certain new investors.

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus Henderson funds. Class D Shares are available only to investors who hold accounts directly with the Janus Henderson funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of: 1) certain adviser-assisted, employer-sponsored retirement plans, including 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans; and 2) retail investors purchasing in qualified or nonqualified accounts, whose accounts are held through an omnibus account at their financial intermediary, and where the financial intermediary requires no payment or reimbursement from the Fund, Janus Capital Management LLC (“Janus Capital”), or its affiliates. Class N Shares are also available to Janus Henderson proprietary products and to certain direct institutional investors approved by Janus Distributors LLC dba Janus Henderson Distributors (“Janus Henderson Distributors”) including, but not limited to, corporations, certain retirement plans, public plans, and foundations and endowments, subject to minimum investment requirements.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price.

38	JUNE 30, 2018

Janus Henderson Adaptive Global Allocation Fund

Notes to Financial Statements

Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2018 to fair value the Fund’s investments in

Janus Investment Fund	39

Janus Henderson Adaptive Global Allocation Fund

Notes to Financial Statements

securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

The Fund recognizes transfers between the levels as of the beginning of the fiscal year. The following describes the amounts of transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the year.

Financial assets of $3,843,033 were transferred out of Level 1 to Level 2 since certain foreign equity prices were applied a fair valuation adjustment factor at the end of the current period and no factor was applied at the end of the prior fiscal year.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or the Fund’s total return, but may reduce the amounts

40	JUNE 30, 2018

Janus Henderson Adaptive Global Allocation Fund

Notes to Financial Statements

that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

On December 22, 2017, the Tax Cuts and Jobs Act was signed into law. Currently, Management does not believe the bill will have a material impact on the Fund’s intention to continue to qualify as a regulated investment company, which is generally not subject to U.S. federal income tax.

2. Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the year ended June 30, 2018 is discussed in further detail below. A summary of derivative activity by the Fund is reflected in the tables at the end of the Schedule of Investments.

The Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry of commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

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Notes to Financial Statements

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. Additionally, the Fund may deposit cash and/or treasuries as collateral with the counterparty and/or custodian daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized loss on OTC derivative contracts with a particular counterparty. All liquid securities and restricted cash are considered to cover in an amount at all times equal to or greater than the Fund’s commitment with respect to certain exchange-traded derivatives, centrally cleared derivatives, forward foreign currency exchange contracts, short sales, and/or securities with extended settlement dates. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital's ability to establish and maintain appropriate systems and trading.

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Fund may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Fund may also invest in forward currency contracts for non-hedging purposes such as seeking to enhance returns. The Fund is subject to currency risk and counterparty risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

Forward currency contracts are valued by converting the foreign value to U.S. dollars by using the current spot U.S. dollar exchange rate and/or forward rate for that currency. Exchange and forward rates as of the close of the NYSE shall be used to value the forward currency contracts. The unrealized appreciation/(depreciation) for forward currency contracts is reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations for the change in unrealized net appreciation/depreciation (if applicable). The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a forward currency contract is reported on the Statement of Operations (if applicable).

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Janus Henderson Adaptive Global Allocation Fund

Notes to Financial Statements

During the year, the Fund entered into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to take a negative outlook on the related currency. These forward contracts seek to increase exposure to currency risk.

During the year, the Fund entered into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund.

Futures Contracts

A futures contract is an exchange-traded agreement to take or make delivery of an underlying asset at a specific time in the future for a specific predetermined negotiated price. The Fund may enter into futures contracts to gain exposure to the stock market or other markets pending investment of cash balances or to meet liquidity needs. The Fund is subject to interest rate risk, equity risk, and currency risk in the normal course of pursuing its investment objective through its investments in futures contracts. The Fund may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts on commodities are valued at the settlement price on valuation date on the commodities exchange as reported by an approved vendor. Mini contracts, as defined in the description of the contract, shall be valued using the Actual Settlement Price or “ASET” price type as reported by an approved vendor. In the event that foreign futures trade when the foreign equity markets are closed, the last foreign futures trade price shall be used. Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities (if applicable). The change in unrealized net appreciation/depreciation is reported on the Statement of Operations (if applicable). When a contract is closed, a realized gain or loss is reported on the Statement of Operations (if applicable), equal to the difference between the opening and closing value of the contract. Securities held by the Fund that are designated as collateral for market value on futures contracts are noted on the Schedule of Investments (if applicable). Such collateral is in the possession of the Fund’s futures commission merchant.

With futures, there is minimal counterparty credit risk to the Fund since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

During the year, the Fund sold futures on equity indices to decrease exposure to equity risk. There were no futures held at June 30, 2018.

Options Contracts

An options contract provides the purchaser with the right, but not the obligation, to buy (call option) or sell (put option) a financial instrument at an agreed upon price on or before a specified date. The purchaser pays a premium to the seller for this right. The seller has the corresponding obligation to sell or buy a financial instrument if the purchaser (owner) "exercises" the option. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid. Upon expiration, or closing of the option transaction, a realized gain or loss is reported on the Statement of Operations (if applicable). The difference between the premium paid/received and the market value of the option is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported on the Statement of Operations (if applicable). Option contracts are typically valued using an approved vendor’s option valuation model. To the extent reliable market quotations are available, option contracts are valued using market quotations. In cases when an approved vendor cannot provide coverage for an option and there is no reliable market quotation, a broker quotation or an internal valuation using the Black-Scholes model, the Cox-Rubinstein Binomial Option Pricing Model, or other appropriate option pricing model is used. Certain options contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities as “Variation margin receivable” or “Variation margin payable” (if applicable).

The Fund may use options contracts to hedge against changes in interest rates, the values of equities, or foreign currencies. The Fund generally invests in options to hedge against adverse movements in the value of portfolio holdings. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Fund’s hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. The Fund may be subject to

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Notes to Financial Statements

counterparty risk, interest rate risk, liquidity risk, equity risk, commodity risk, and currency risk in the normal course of pursuing its investment objective through its investments in options contracts.

Options traded on an exchange are regulated and the terms of the options are standardized. Options traded OTC expose the Fund to counterparty risk in the event that the counterparty does not perform. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by having the counterparty post collateral to cover the Fund’s exposure to the counterparty.

The Fund may purchase put options to hedge against a decline in the value of its portfolio. By using put options in this way, the Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs. The Fund may purchase call options to hedge against an increase in the price of securities that it may buy in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Fund. The risk in buying options is that the Fund pays a premium whether or not the options are exercised. Options purchased are reported in the Schedule of Investments (if applicable).

During the year, the Fund purchased put options on various ETFs for the purpose of decreasing exposure to individual equity risk.

In writing an option, the Fund bears the risk of an unfavorable change in the price of the security underlying the written option. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. Options written are reported as a liability on the Statement of Assets and Liabilities as “Options written, at value” (if applicable). The risk in writing call options is that the Fund gives up the opportunity for profit if the market price of the security increases and the options are exercised. The risk in writing put options is that the Fund may incur a loss if the market price of the security decreases and the options are exercised. The risk in buying options is that the Fund pays a premium whether or not the options are exercised. Exercise of an option written by the Fund could result in the Fund buying or selling a security at a price different from the current market value.

During the year, the Fund wrote put options on various ETFs for the purpose of increasing exposure to individual equity risk and/or generating income.

There were no purchased or written options held at June 30, 2018.

3. Other Investments and Strategies

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) of 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

44	JUNE 30, 2018

Janus Henderson Adaptive Global Allocation Fund

Notes to Financial Statements

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). There is considerable uncertainty about how Brexit will be conducted, how negotiations of necessary treaties and trade agreements will proceed, or how financial markets will react. In addition, one or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Exchange-Traded and Mutual Funds

The Fund may invest in exchange-traded funds (“ETFs”) and mutual funds to gain exposure to a particular portion of the market. ETFs are typically open-end investment companies, which may seek to track the performance of a specific index or be actively managed. ETFs are traded on a national securities exchange at market prices that may vary from the net asset value of their underlying investments. Accordingly, there may be times when an ETF trades at a premium or discount. When the Fund invests in an ETF or mutual fund, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF's or mutual fund’s expenses. As a result, the cost of investing in the Fund may be higher than the cost of investing directly in ETFs or mutual funds and may be higher than other mutual funds that invest directly in stocks and bonds. ETFs also involve the risk that an active trading market for an ETF's shares may not develop or be maintained. Similarly, because the value of ETF shares depends on the demand in the market, the Fund may not be able to purchase or sell an ETF at the most optimal time, which could adversely

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Notes to Financial Statements

affect the Fund’s performance. In addition, ETFs that track particular indices may be unable to match the performance of such underlying indices due to the temporary unavailability of certain index securities in the secondary market or other factors, such as discrepancies with respect to the weighting of securities. Because the Fund may invest in a broad range of ETFs and mutual funds, such risks may include, but are not limited to, leverage risk, foreign exposure risk, interest rate risk, emerging markets risk, fixed-income risk, and commodity-linked investments risk. The Fund is also subject to the risks associated with the securities in which the ETF or mutual fund invests.

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, in the event of a default and/or termination event, the Fund may offset with each counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. For financial reporting purposes, the Fund does not offset certain derivative financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities.

The following tables present gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the “Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of June 30, 2018” table located in the Fund’s Schedule of Investments.

Offsetting of Financial Assets and Derivative Assets

	Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

Bank of America	$27,794	$—	$—	$27,794
Deutsche Bank AG	8,082,194	—	(8,082,194)	—
HSBC Securities (USA), Inc.	102,814	—	—	102,814

Total	$8,212,802	$—	$(8,082,194)	$130,608
(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions in accordance with the Agency Securities Lending and Repurchase Agreement. Securities on loan will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Upon receipt of cash collateral, Janus Capital intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Henderson Cash Collateral Fund LLC. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

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Notes to Financial Statements

The Fund generally does not exchange collateral on its forward foreign currency contracts with its counterparties; however, all liquid securities and restricted cash are considered to cover in an amount at all times equal to or greater than the Fund’s commitment with respect to these contracts. Certain securities may be segregated at the Fund’s custodian. These segregated securities are denoted on the accompanying Schedule of Investments and are evaluated daily to ensure their cover and/or market value equals or exceeds the Fund’s corresponding forward foreign currency exchange contract's obligation value.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Securities Lending

Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to certain qualified broker-dealers and institutions. Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions in accordance with the Agency Securities Lending and Repurchase Agreement. The Fund may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Henderson Cash Collateral Fund LLC. An investment in Janus Henderson Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Henderson Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Henderson Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Henderson Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments (if applicable).

Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations. As of June 30, 2018, securities lending transactions accounted for as secured borrowings with an overnight and

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Notes to Financial Statements

continuous contractual maturity are $8,082,194. Gross amounts of recognized liabilities for securities lending (collateral received) as of June 30, 2018 is $8,252,929, resulting in the net amount due to the counterparty of $170,734.

Sovereign Debt

The Fund may invest in U.S. and non-U.S. government debt securities (“sovereign debt”). Some investments in sovereign debt, such as U.S. sovereign debt, are considered low risk. However, investments in sovereign debt, especially the debt of less developed countries, can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors including, but not limited to, its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, the relative size of its debt position in relation to its economy as a whole, the sovereign debtor’s policy toward international lenders, and local political constraints to which the governmental entity may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies, and other entities. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance, or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to timely service its debts. The Fund may be requested to participate in the rescheduling of such sovereign debt and to extend further loans to governmental entities, which may adversely affect the Fund’s holdings. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Fund may collect all or part of the sovereign debt that a governmental entity has not repaid. In addition, to the extent the Fund invests in non-U.S. sovereign debt, it may be subject to currency risk.

4. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Fund’s contractual investment advisory fee rate (expressed as an annual rate).

Average Daily Net Assets of the Fund	Contractual Investment Advisory Fee (%)
First $2 Billion	0.75
Next $2 Billion	0.72
Over $4 Billion	0.70

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s total annual fund operating expenses, including the investment advisory fee, but excluding the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus/administrative fees payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.71% of the Fund’s average daily net assets. In addition, Janus Capital shall additionally reimburse or waive acquired fund fees and expenses to the extent they exceed 0.10%. Janus Capital has agreed to continue the waivers until at least November 1, 2018. The previous expense limit (until November 1, 2017) was 0.82%. If applicable, amounts waived and/or reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

For a period of three years subsequent to the Fund’s commencement of operations, Janus Capital could have recovered from the Fund fees and expenses previously waived or reimbursed, which could then be considered a deferral, if the Fund’s expense ratio, including recovered expenses, fell below the expense limit. During the year ended June 30, 2018, Janus Capital reimbursed the Fund $343,615 of fees and expenses that were eligible for recoupment. The recoupment of such reimbursements expired June 23, 2018.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors.

48	JUNE 30, 2018

Janus Henderson Adaptive Global Allocation Fund

Notes to Financial Statements

These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund’s Class D Shares pay an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital. For all share classes except Class D Shares, Janus Services also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.

Janus Services is compensated for its services related to the Fund’s Class D Shares. In addition to the administrative fees discussed above, Janus Services receives reimbursement for out-of-pocket costs it incurs for serving as transfer agent and providing, or arranging for, servicing to shareholders. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Henderson Distributors, a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Henderson Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution and shareholder servicing fees” in the Statement of Operations.

Janus Capital serves as administrator to the Fund pursuant to an administration agreement between Janus Capital and the Trust. Under the administration agreement, Janus Capital provides oversight and coordination of the Fund’s service providers, recordkeeping, and other administrative services, and is reimbursed by the Fund for certain of its costs in providing these services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). In

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Notes to Financial Statements

addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. The Fund pays for some or all of the salaries, fees, and expenses of Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital (or any subadvisor, as applicable) provides to the Fund. These amounts are disclosed as “Affiliated Fund administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Fund’s Chief Compliance Officer and certain compliance staff, all of whom are employees of Janus Capital and/or its affiliates, are shared with the Fund. Total compensation of $476,345 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended June 30, 2018. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

Effective April 1, 2018, BNP Paribas Financial Services (“BPFS”) provides certain administrative services to the Fund, including services related to Fund accounting, calculation of the Fund’s daily NAV, and Fund audit, tax, and reporting obligations, pursuant to a sub-administration agreement with Janus Capital on behalf of the Fund. As compensation for such services, Janus Capital pays BPFS a fee based on a percentage of the Fund’s assets, along with a flat fee, and is reimbursed by the Fund for amounts paid to BPFS (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). These amounts are disclosed as “Non-affiliated fund administration fees” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of June 30, 2018 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended June 30, 2018 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $471,025 were paid by the Trust to the Trustees under the Deferred Plan during the year ended June 30, 2018.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Henderson Distributors and financial intermediaries. During the year ended June 30, 2018, Janus Henderson Distributors retained upfront sales charges of $483.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Henderson Distributors during the year ended June 30, 2018.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class C Shares during the year ended June 30, 2018.

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Janus Henderson Adaptive Global Allocation Fund

Notes to Financial Statements

As of June 30, 2018, shares of the Fund were owned by affiliates of Janus Henderson Investors, and/or other funds advised by Janus Henderson, as indicated in the table below:

Class	% of Class Owned	% of Fund Owned
Class A Shares	74%	1%
Class C Shares	77	2
Class D Shares	52	2
Class I Shares	13	2
Class N Shares	98	72
Class S Shares	99	2
Class T Shares	50	2

In addition, other shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

5. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations; (2) losses or deductions the Fund may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of deferred compensation, derivatives, and foreign currency contract adjustments. The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

			Loss Deferrals		Other Book	Net Tax
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Late-Year Ordinary Loss	Post-October Capital Loss	to Tax Differences	Appreciation/ (Depreciation)
$ 1,207,682	$ 2,096,422	$ -	$ -	$ -	$ 614	$ (102,220)

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2018 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals, investments in partnerships and investments in passive foreign investment companies.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 80,099,282	$ 902,560	$ (1,004,780)	$ (102,220)

Information on the tax components of derivatives as of June 30, 2018 is as follows:

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 125,527	$ 5,081	$ -	$ 5,081

Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.

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Notes to Financial Statements

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, passive foreign investment companies, net investment losses, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended June 30, 2018
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 4,131,790	$ 587,086	$ -	$ -

For the year ended June 30, 2017
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 598,750	$ -	$ -	$ -

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. The following reclassifications have been made to the Fund:

Increase/(Decrease) to Capital	Increase/(Decrease) to Undistributed Net Investment Income/Loss	Increase/(Decrease) to Undistributed Net Realized Gain/Loss
$ 139,048	$ 317,423	$ (456,471)

Capital has been adjusted by $139,048, including $56,360 of long-term capital gain, for distributions in connection with Fund share redemptions (tax equalization).

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Janus Henderson Adaptive Global Allocation Fund

Notes to Financial Statements

6. Capital Share Transactions

	Year ended June 30, 2018		Year ended June 30, 2017
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	19,160	$ 204,066	10,099	$ 106,444
Reinvested dividends and distributions	5,219	55,216	540	5,289
Shares repurchased	(21,405)	(226,441)	(350)	(3,689)
Net Increase/(Decrease)	2,974	$ 32,841	10,289	$ 108,044
Class C Shares:
Shares sold	28,828	$ 312,302	7,963	$ 80,428
Reinvested dividends and distributions	9,356	98,607	189	1,847
Shares repurchased	(156)	(1,641)	(2,086)	(20,480)
Net Increase/(Decrease)	38,028	$ 409,268	6,066	$ 61,795
Class D Shares:
Shares sold	102,858	$1,118,070	38,178	$ 379,076
Reinvested dividends and distributions	13,642	144,192	1,369	13,386
Shares repurchased	(32,266)	(345,686)	(21,398)	(212,800)
Net Increase/(Decrease)	84,234	$ 916,576	18,149	$ 179,662
Class I Shares:
Shares sold	628,842	$6,660,877	342,781	$ 3,504,650
Reinvested dividends and distributions	28,637	303,264	1,308	12,820
Shares repurchased	(139,819)	(1,511,085)	(23,808)	(249,982)
Net Increase/(Decrease)	517,660	$5,453,056	320,281	$ 3,267,488
Class N Shares:
Shares sold	369,834	$4,063,452	82,790	$ 825,703
Reinvested dividends and distributions	363,465	3,849,093	55,607	544,951
Shares repurchased	(387,157)	(4,157,543)	(610,500)	(6,036,670)
Net Increase/(Decrease)	346,142	$3,755,002	(472,103)	$(4,666,016)
Class S Shares:
Shares sold	4,733	$ 50,023	-	$ -
Reinvested dividends and distributions	8,273	87,447	875	8,556
Shares repurchased	(4,774)	(49,700)	(6)	(49)
Net Increase/(Decrease)	8,232	$ 87,770	869	$ 8,507
Class T Shares:
Shares sold	65,840	$ 721,009	103,305	$ 1,088,835
Reinvested dividends and distributions	17,123	180,988	1,215	11,892
Shares repurchased	(55,095)	(586,281)	(1,559)	(15,382)
Net Increase/(Decrease)	27,868	$ 315,716	102,961	$ 1,085,345

7. Purchases and Sales of Investment Securities

For the year ended June 30, 2018, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$269,625,684	$ 264,951,511	$ -	$ -

8. Recent Accounting Pronouncements

The Securities and Exchange Commission ("SEC") adopted new rules as well as amendments to its rules to modernize the reporting and disclosure of information by registered investment companies. In addition, the SEC adopted amendments to Regulation S-X, which require standardized, enhanced disclosure about derivatives in investment

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Notes to Financial Statements

company financial statements, as well as other amendments. The compliance date of the amendments to Regulation S-X was August 1, 2017. This report incorporates the amendments to Regulation S-X.

The FASB issued Accounting Standards Update No. 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities ("ASU 2017-08") to amend the amortization period for certain purchased callable debt securities held at a premium. The guidance requires certain premiums on callable debt securities to be amortized to the earliest call date. The amortization period for callable debt securities purchased at a discount will not be impacted. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Early adoption is permitted, including adoption in an interim period. Management is currently evaluating the impacts of ASU 2017-08 on the financial statements.

9. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to June 30, 2018 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

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Janus Henderson Adaptive Global Allocation Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Investment Fund and Shareholders of Janus Henderson Adaptive Global Allocation Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Janus Henderson Adaptive Global Allocation Fund (one of the funds constituting Janus Investment Fund, referred to hereafter as the "Fund") as of June 30, 2018, the related statement of operations for the year ended June 30, 2018, the statements of changes in net assets for each of the two years in the period ended June 30, 2018, including the related notes, and the financial highlights for each of the three years in the period then ended and the period from June 23, 2015 (inception date) through June 30, 2015 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended June 30, 2018 and the financial highlights for each of the three years in the period then ended and the period from June 23, 2015 (inception date) through June 30, 2015 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Denver, Colorado
August 17, 2018

We have served as the auditor of one or more investment companies in Janus Henderson Funds since 1990.

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Janus Henderson Adaptive Global Allocation Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Fund is required to disclose its complete holdings on Form N-Q within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to Fund shareholders. These reports (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free)  (or 1-800-525-3713 if you hold Class D shares). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag. Holdings are generally posted approximately two business days thereafter under Full Holdings for the Fund at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 14 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

Additionally, in connection with their consideration of whether to continue the investment advisory agreement and subadvisory agreement for each Fund, as applicable, the Trustees also received and reviewed information in connection with the transaction to combine the respective businesses of Henderson Group plc and Janus Capital Group, Inc., the parent company of Janus Capital (the “Transaction”), announced in October 2016, which closed in the second quarter of 2017. In this regard, the Trustees reviewed information regarding the impact of the Transaction on the services to be provided by Janus Capital and each subadviser, as applicable, to the Funds under such agreements prior to the close of the Transaction as well as the services provided after the Transaction closed.

At a meeting held on December 7, 2017, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from February 1, 2018 through February 1, 2019, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the

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Janus Henderson Adaptive Global Allocation Fund

Additional Information (unaudited)

agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees (excluding out of pocket costs), net of any waivers.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has been strong: for the 36 months ended September 30, 2017, approximately 70% of the Funds were in the top two quartiles of performance, as reported by Morningstar, and for the 12 months ended September 30, 2017, approximately 46% of the Funds were in the top two quartiles of performance, as reported by Morningstar.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Alternative Funds

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson International Long/Short Equity Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and the Fund’s limited performance history.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge

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Additional Information (unaudited)

quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Fixed-Income Funds

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Unconstrained Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Real Return Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Strategic Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

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Janus Henderson Adaptive Global Allocation Fund

Additional Information (unaudited)

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson International Small Cap Fund, the Trustees noted that, due to limited performance for the Fund, performance history was not a material factor.

• For Janus Henderson International Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that

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Additional Information (unaudited)

the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson All Asset Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

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Additional Information (unaudited)

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and the Fund’s limited performance history.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital and Intech had taken or were taking to improve performance, and the Fund’s limited performance history.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Intech had taken or were taking to improve performance.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Select Value Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

Janus Aspen Series

• For Janus Henderson Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

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Additional Information (unaudited)

• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Forty Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Allocation Portfolio – Moderate, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Research Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Technology Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Unconstrained Bond Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and the Fund’s limited performance history.

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Overseas Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Research Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Fund’s performance warranted continuation of the Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of

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Additional Information (unaudited)

that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration, but excluding out-of-pocket costs) fees for many of the Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 10% below the average total expenses of their respective Broadridge Expense Group peers and 18% below the average total expenses for their Broadridge Expense Universes; (3) management fees for the Funds, on average, were 8% below the average management fees for their Expense Groups and 9% below the average for their Expense Universes; and (4) Fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered the total expenses for each share class of each Fund compared to the average total expenses for its Broadridge Expense Group peers and to average total expenses for its Broadridge Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and expense waivers on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional clients and to the fees Janus Capital charges to funds subadvised by Janus Capital; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) Janus mutual fund investors enjoy reasonable fees relative to the fees charged to Janus institutional and subadvised fund investors; (4) in three of seven product categories, the Funds receive proportionally better pricing than the industry in relation to Janus institutional clients; and (5) in seven of eight strategies, Janus Capital has lower management fees than funds subadvised by Janus Capital’s portfolio managers.

The Trustees considered the fees for each Fund for its fiscal year ended in 2016, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Alternative Funds

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Long/Short Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were

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Additional Information (unaudited)

reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Fixed-Income Funds

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Unconstrained Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Real Return Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to waive 11 basis points of management fees effective February 1, 2018 and also has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Strategic Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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Additional Information (unaudited)

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson International Small Cap Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

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Additional Information (unaudited)

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson All Asset Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s total expenses effective June 5, 2017.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Research Fund, the Trustees noted that, although the Fund’s total expenses were equal to or exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective February 1, 2017.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

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Additional Information (unaudited)

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Select Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group averages for all share classes.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Janus Aspen Series

• For Janus Henderson Balanced Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Global Allocation Portfolio - Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Technology Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Unconstrained Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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Additional Information (unaudited)

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Overseas Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for its sole share class.

The Trustees reviewed information on the overall profitability to Janus Capital and its affiliates of their relationship with the Funds, and considered profitability data of other fund managers. The Trustees also considered the financial information, estimated profitability and corporate structure of Janus Capital’s parent company before and after the Transaction. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. The Trustees also noted that the Trustees’ independent fee consultant reviewed the overall profitability of Janus Capital’s parent company prior to the Transaction, and the independent fee consultant found that, while assessing the reasonableness of Fund expenses in light of such profits was dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons were limited in accuracy by differences in complex size, business mix, institutional account orientation and other factors, after accepting these limitations, the level of profit earned by Janus Capital’s parent company was reasonable. In this regard, the independent consultant concluded that the profitability of Janus Capital’s parent company did not show excess nor did it show any insufficiency that could limit the ability to invest the resources needed to drive strong future investment performance on behalf of the Funds.

Additionally, the Trustees considered the estimated profitability to Janus Capital from the investment management services it provided to each Fund. The Trustees also considered such estimated profitability taking into account the impact of the Transaction on Janus Capital’s expense structure on a pro forma basis. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Fund is necessarily a product of the allocation methodology utilized by Janus Capital to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant concluded that (1) the expense allocation methodology utilized by Janus Capital was reasonable and (2) the estimated profitability to Janus Capital from the investment management services it provided to each Fund was reasonable, including after taking into account the impact of the Transaction on Janus Capital’s expense structure on a pro forma basis. The Trustees also considered that the estimated profitability for an individual Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that Janus Capital’s estimated profitability with respect to each Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Funds was not a material factor in the Board’s approval of the reasonableness of any Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that each Fund’s total expenses were reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

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Additional Information (unaudited)

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted their independent fee consultant’s analysis of economies of scale in prior years. They also noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 86% of these Funds’ share classes have contractual management fees (gross of waivers) below their Broadridge expense group averages. They also noted that for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing certain of these Funds because they have not reached adequate scale. Moreover, as the assets of some of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

The independent fee consultant concluded that, given the limitations of various analytical approaches to economies of scale it had considered in prior years, and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus complex. The independent consultant concluded that (1) to the extent there were economies of scale at Janus Capital, Janus Capital’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Funds, Janus Capital appeared to be investing to increase the likelihood that these Funds will grow to a level to achieve any scale economies that may exist. Further, the independent fee consultant provided its belief that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Funds from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and/or the subadvisers benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Fund could attract other business to Janus Capital, the subadvisers or other Janus funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Funds.

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Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was June 30, 2018. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

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Useful Information About Your Fund Report (unaudited)

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. Also included are ratios of expenses and net investment income to average net assets.

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Useful Information About Your Fund Report (unaudited)

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

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Designation Requirements (unaudited)

For federal income tax purposes, the Fund designated the following for the year ended June 30, 2018:

Capital Gain Distributions	$643,446
Dividends Received Deduction Percentage	81%
Qualified Dividend Income Percentage	98%

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Trustees and Officers (unaudited)

The Fund’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Fund’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Fund’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Fund’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Aspen Series. Collectively, these two registered investment companies consist of 61 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Fund may also be officers and/or directors of Janus Capital. Except as otherwise disclosed, Fund officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer, as authorized by the Trustees.

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Managing Partner, Impact Investments, Athena Capital Advisors LLC (independent registered investment advisor) (since 2016) and Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations). Formerly, Chief Executive Officer, Imprint Capital (impact investment firm) (2013-2015) and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	61

Director of Mutual Fund Directors Forum (a non-profit organization serving independent directors of U.S. mutual funds), Chairman of the Board and Trustee of The Investment Fund for Foundations Investment Program (TIP) (consisting of 2 funds), and Director of the F.B. Heron Foundation (a private grantmaking foundation).

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Trustee	1/13-Present	Executive Vice President, Institutional Markets, of Black Creek Group (private equity real estate investment management firm) (since 2012). Formerly, Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	61

Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of MotiveQuest LLC (strategic social market research company) (2003-2016); Director of Nuveen Global Investors LLC (2007-2011); Director of Communities in Schools (2004-2010); and Director of Mutual Fund Education Alliance (until 2010).

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Managing Member and Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Venture Partner for The Edgewater Funds (a middle market private equity firm) (2002-2004); Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000); and Chief Investment Officer of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	61

Advisory Board Member, Innovate Partners Emerging Growth and Equity Fund I (early stage venture capital fund) (since 2014) and Managing Trustee of National Retirement Partners Liquidating Trust (since 2013). Formerly, Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013); Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009); Director of RemedyTemp, Inc. (temporary help services company) (1996-2006); and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	6/16-Present	Founder, Daraja Capital (advisory and investment firm) (since 2016), and Senior Advisor, Albright Stonebridge Group LLC (global strategy firm) (since 2016). Formerly, Senior Vice President (2011-2015), Albright Stonebridge Group LLC; and Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	61	Director of Brightwood Capital Advisors, LLC (since 2014).
Gary A. Poliner 151 Detroit Street Denver, CO 80206 DOB: 1953	Trustee	6/16-Present	Retired. Formerly, President (2010-2013) of Northwestern Mutual Life Insurance Company.	61

Director of MGIC Investment Corporation (private mortgage insurance) (since 2013) and West Bend Mutual Insurance Company (property/casualty insurance) (since 2013). Formerly, Trustee of Northwestern Mutual Life Insurance Company (2010-2013); and Director of Frank Russell Company (global asset management firm) (2008-2013).

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
James T. Rothe 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	1/97-Present	Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Co-founder and Managing Director of Roaring Fork Capital SBIC, L.P. (SBA SBIC fund focusing on private investment in public equity firms) (2004-2014), Professor of Business of the University of Colorado (2002-2004), and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	61	Formerly, Director of Red Robin Gourmet Burgers, Inc. (RRGB) (2004- 2014).
William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	6/84-Present	Retired. Formerly, President and founder of HPS Products and Corporate Vice President of MKS Instruments, Boulder, CO (a provider of advanced process control systems for the semiconductor industry) (1976-2012).	61	None

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Diane L. Wallace 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	6/17-Present	Retired.	61

Formerly, Independent Trustee, Henderson Global Funds (13 portfolios) (2015-2017); Independent Trustee, State Farm Associates' Funds Trust, State Farm Mutual Fund Trust, and State Farm Variable Product Trust (28 portfolios) (2013-2017). Chief Operating Officer, Senior Vice President-Operations, and Chief Financial Officer for Driehaus Capital Management, LLC (1988-2006); and Treasurer of Driehaus Mutual Funds (1996-2002).

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	61

Director of Chicago Community Trust (Regional Community Foundation), Chicago Council on Global Affairs, InnerWorkings (U.S. provider of print procurement solutions to corporate clients), Lurie Children’s Hospital (Chicago, IL), Shirley Ryan Ability Lab and Wrapports, LLC (digital communications company). Formerly, Director of Walmart (until 2017); Director of Chicago Convention & Tourism Bureau (until 2014); and The Field Museum of Natural History (Chicago, IL) (until 2014).

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Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Ashwin Alankar 151 Detroit Street Denver, CO 80206 DOB: 1974	Executive Vice President and Co-Portfolio Manager Janus Henderson Adaptive Global Allocation Fund	6/15-Present

Senior Vice President and Global Head of Asset Allocation and Risk Management of Janus Capital and Portfolio Manager for other Janus Henderson accounts. Formerly, Co-Chief Investment Officer of AllianceBernstein’s Tail Risk Parity (2010-2014).

Enrique Chang 151 Detroit Street Denver, CO 80206 DOB: 1962	Executive Vice President and Co-Portfolio Manager Janus Henderson Adaptive Global Allocation Fund	6/15-Present

Global Chief Investment Officer of Janus Henderson Investors and Portfolio Manager for other Janus Henderson accounts. Formerly, President, Head of Investments of Janus Capital (2016-2017); and Chief Investment Officer Equities and Asset Allocation of Janus Capital (2013-2016). During the five years prior to 2013, Mr. Chang was Chief Investment Officer and Executive Vice President for American Century Investments.

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Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Bruce L. Koepfgen 151 Detroit Street Denver, CO 80206 DOB: 1952	President and Chief Executive Officer	7/14-Present

Head of North America at Janus Henderson Investors and Janus Capital Management LLC (since 2017); Executive Vice President and Director of Janus International Holding LLC (since 2011); Executive Vice President of Janus Distributors LLC (since 2011); Vice President and Director of Intech Investment Management LLC (since 2011); Executive Vice President and Director of Perkins Investment Management LLC (since 2011); and Executive Vice President and Director of Janus Management Holdings Corporation (since 2011). Formerly, President of Janus Capital Group Inc. and Janus Capital Management LLC (2013-2017); Executive Vice President of Janus Services LLC (2011-2015), Janus Capital Group Inc. and Janus Capital Management LLC (2011-2013); and Chief Financial Officer of Janus Capital Group Inc., Janus Capital Management LLC, Janus Distributors LLC, Janus Management Holdings Corporation, and Janus Services LLC (2011-2013).

Susan K. Wold 151 Detroit Street Denver, CO 80206 DOB: 1960	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	9/17-Present

Senior Vice President and Head of Compliance, North America for Janus Henderson (since September 2017);
Formerly, Vice President, Head of Global Corporate Compliance, and Chief Compliance Officer for Janus
Capital Management LLC (May 2017- September 2017); Vice President, Compliance at Janus Capital Group Inc. and Janus Capital Management LLC (2005-2017).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital and Janus Services LLC.

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Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Kathryn L. Santoro 151 Detroit Street Denver, CO 80206 DOB: 1974	Vice President, Chief Legal Counsel, and Secretary	12/16-Present

Vice President of Janus Capital and Janus Services LLC (since 2016). Formerly, Vice President and Associate Counsel of Curian Capital, LLC and Curian Clearing LLC (2013-2016); and General Counsel and Secretary (2011-2012) and Vice President (2009-2012) of Old Mutual Capital, Inc.

*Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

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Notes

NotesPage1

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Knowledge. Shared

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Janus Henderson, Janus, Henderson, Perkins, Intech and Henderson Geneva are trademarks or registered trademarks of Janus Henderson Investors. © Janus Henderson Investors. The name Janus Henderson Investors includes HGI Group Limited, Henderson Global Investors (Brand Management) Sarl and Janus International Holding LLC.

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125-02-93059 08-18

ANNUAL REPORT June 30, 2018

Janus Henderson All Asset Fund

Janus Investment Fund

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson All Asset Fund

Janus Henderson All Asset Fund (unaudited)

FUND SNAPSHOT

All Asset Fund is a global, multi-asset portfolio that has the ability to invest in a broad range of both traditional and alternative asset classes. The Fund is managed with an active approach to asset allocation, allowing the manager maximum flexibility to make strategic and tactical decisions.

Paul O’Connor portfolio manager

PERFORMANCE

The Janus Henderson All Asset Fund’s Class I Shares generated a positive absolute return of 3.78% over the 12-month period from July 1, 2017, to June 30, 2018. The Fund’s primary benchmark, the 3-Month USD LIBOR, returned 1.53%. Since inception in 2012, the Fund has returned 4.01% annualized.

INVESTMENT ENVIRONMENT

The 12 months to the end of June 2018 were characterized by good stock market returns, rising U.S. Treasury yields and, latterly, a stronger U.S. dollar. This occurred against a background where the global economic growth remained solid and inflation broadly moved back toward central bank targets. Most risks were eventually swept aside, although rising trade tensions at the end of the period weighed on investor sentiment.

Strong performance from the U.S. economy was a major feature of the period. Tax cuts and higher spending commitments helped boost economic output. Reductions in corporate and personal tax rates improved confidence at a relatively late point in the economic cycle but come at a cost of higher budget deficits. In January 2018, Jay Powell took over from Janet Yellen as Chair of the Federal Reserve (Fed), which continued its path of monetary policy normalization. The Fed implemented three further interest rate increases over the 12 months as inflation moved back up toward the target level, despite the wage growth only edging higher. The slow rate of earnings growth continues to vex policy makers given the very low unemployment rate. However, other indicators of labor market demand and the strength of the U.S. economy suggest greater wage pressure should be coming through.

Outside the U.S., political events were in focus. Another strong win for the incumbent Japanese government in an election during the second half of 2018 was welcomed by investors as a sign that there was continued commitment to structural reforms and defeating deflation. In contrast, European elections brought uncertainty. Difficulties in forming an Italian government became even more challenging as the final coalition between two non-mainstream parties raised concerns about unaffordable higher spending and Italy’s position within the eurozone. Elsewhere, a change in the Spanish government and coalition issues in Germany brought tension at a time of disappointing economic data. In the UK, negotiations to leave the European Union continued to dominate headlines.

More globally, the end of the reporting period was dominated by escalating global trade tensions. A move toward protectionism could have major consequences for the global, interlinked network of supply chains. While it is likely that all countries will suffer if trade tariffs are generally raised, investors were more immediately concerned with the impact on regions with significant export exposure, such as China, Europe and Japan.

The S&P 500® Index returned 14.4% over the period, led by the technology and consumer sectors. However, volatility returned to equity markets more broadly at the end of January 2018 as optimism became extended and markets suffered a sharp drop. The recovery has been slow but global equity markets have now edged back into positive territory for the year so far. European equities lagged other regions over the reporting period. A strong U.S. dollar in 2018 was a headwind for emerging market equities, in particular.

U.S. Treasury yields were significantly higher at the end of the period than at the start, particularly the shorter-maturity 2-year bonds, which are heavily influenced by the outlook for monetary policy. Other major global sovereign bond markets saw smaller moves, with German Bunds actually ending the period lower.

Corporate bonds suffered from widening credit spreads and rising U.S. Treasury yields. Investment-grade debt delivered negative returns but high-yield bonds performed better over the 12 months. Emerging market debt

Janus Investment Fund	1

Janus Henderson All Asset Fund (unaudited)

suffered from widening credit spreads and currency weakness against the U.S. dollar in 2018.

Within commodities, the price of gold was little changed between the start and end of the period. However, the price of oil surged over 60% on concerns about reducing global supply. Industrial metal prices were also higher as global growth remained solid.

PERFORMANCE DISCUSSION

The Fund outperformed its primary benchmark over the reporting period. Outperformance was largely generated by the Fund’s risk assets, with equity holdings providing the majority of returns.

All equity regions contributed positively to performance, with the largest contributions coming from Japanese and U.S. equities. Futures positions in the TOPIX, FTSE 100 and Euro Stoxx 50 indices were the most significant performers over the period.

While positions in S&P 500 futures were the largest contributor with U.S. equities, exposure to regional banks and technology stocks also added significantly to performance. The Vanguard Information Technology ETF benefited from the technology sector delivering exceptionally strong returns. The SPDR S&P Regional Banking ETF produced solid returns and diversification during periods of significant increases in U.S. Treasury yields.

Fixed income contributions were small but accretive to the overall returns from the Fund. Sovereigns were a slight drag but allocations to Treasury Inflation Protected Securities (TIPS) helped offset most of the negative performance from 10-year Treasury futures. All areas of credit added to performance, as did emerging market debt.

In alternatives, gold was the most significant contributor to performance. Real estate was broadly flat but alternative strategies were a mild drag on returns following some poor performance from certain strategies toward the end of the period.

Overseas currency exposure was the largest negative contributor to performance as the U.S. dollar strengthened, particularly toward the latter part of the reporting period.

Please see the Derivative Instruments section in the “Notes to Financial Statements” for a discussion of derivatives used by the Fund.

OUTLOOK

The gradual move away from easy monetary policy and rising trade tensions continue to bring about the return of greater volatility to markets. Investors will need to continue to adapt to this transition in the investment environment and be wary of the assets that have benefited most from the period of low volatility and easy money. Volatility will present both risks and opportunities. This should be a productive environment for those able to carefully pick the right moments to switch between asset classes.

2	JUNE 30, 2018

Janus Henderson All Asset Fund (unaudited)

Fund At A Glance

June 30, 2018

Holdings - (% of Net Assets)
Fidelity Investments Money Market Treasury Portfolio	42.2%
iShares TIPS Bond	7.4
Janus Henderson Emerging Markets Fund - Class N Shares	4.4
PIMCO Enhanced Short Maturity Active	4.1
T Rowe Price US High Yield Fund	4.0
Janus Henderson Global Equity Income Fund - Class N Shares	3.9
AQR Equity Market Neutral Fund	3.8
SPDR S&P Regional Banking	3.6
AQR Managed Futures Strategy Fund	3.5
iShares Edge MSCI Min Vol EAFE	3.4
iShares Edge MSCI Min Vol Emerging Markets	3.2
BlackRock Emerging Markets Flexible Dynamic Bond Portfolio	3.2
iShares JP Morgan USD Emerging Markets Bond	3.0
Invesco International Dividend Achievers	3.0
Invesco Senior Loan	3.0
Janus Henderson Strategic Income Fund - Class N Shares	2.8
US Cities Fund LP	1.1

Asset Allocation - (% of Net Assets)
Money Markets	42.2%
Exchange-Traded Funds (ETFs)	30.7%
Fixed Income Funds	10.0%
Equity Funds	9.4%
Alternative Funds	7.3%
Other	0.4%
100.0%

Janus Investment Fund	3

Janus Henderson All Asset Fund (unaudited)

Performance

See important disclosures on the next page.

				Expense Ratios -
Average Annual Total Return - for the periods ended June 30, 2018				per the October 27, 2017 prospectuses
	One Year	Five Year	Since Inception*	Total Annual Fund Operating Expenses	Net Annual Fund Operating Expenses
Class A Shares at NAV	3.45%	3.84%	3.74%	1.54%	1.29%
Class A Shares at MOP	-2.47%	2.62%	2.76%
Class C Shares at NAV	2.69%	3.03%	2.95%	2.30%	2.05%
Class C Shares at CDSC	1.73%	3.03%	2.95%
Class D Shares(1)	3.67%	3.83%	3.72%	1.37%	1.11%
Class I Shares	3.78%	4.11%	4.01%	1.27%	1.03%
Class N Shares	3.71%	4.00%	3.88%	1.23%	0.97%
Class S Shares	3.46%	3.53%	3.40%	1.71%	1.46%
Class T Shares	3.60%	3.75%	3.63%	1.46%	1.21%
3-Month USD LIBOR	1.53%	0.66%	0.61%
MSCI World Index (Net)	11.09%	9.94%	9.94%
Morningstar Quartile - Class I Shares	3rd	3rd	4th
Morningstar Ranking - based on total returns for World Allocation Funds	336/487	310/413	296/386

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Net expense ratios reflect the expense waiver, if any, contractually agreed to through November 1, 2018.

The expense ratios shown are estimated.

Performance may be affected by risks that include those associated with non-diversification, portfolio turnover, short sales, potential conflicts of interest,

4	JUNE 30, 2018

Janus Henderson All Asset Fund (unaudited)

Performance

foreign and emerging markets, initial public offerings (IPOs), high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), derivatives, and commodity-linked investments. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

See Financial Highlights for actual expense ratios during the reporting period.

Returns of the Fund shown prior to June 5, 2017, are those for Henderson All Asset Fund (the “Predecessor Fund”), which merged into the Fund after the close of business on June 2, 2017. The Predecessor Fund was advised by Henderson Global Investors (North America) Inc. and subadvised by Henderson Investment Management Limited. Class A Shares, Class C Shares, Class I Shares, and Class R6 Shares of the Predecessor Fund were reorganized into Class A Shares, Class C Shares, Class I Shares, and Class N Shares, respectively, of the Fund. In connection with this reorganization, certain shareholders of the Predecessor Fund who held shares directly with the Predecessor Fund and not through an intermediary had the Class A Shares, Class C Shares, Class I Shares, and Class N Shares of the Fund received in the reorganization automatically exchanged for Class D Shares of the Fund following the reorganization. Class A Shares, Class C Shares, and Class I Shares of the Predecessor Fund commenced operations with the Predecessor Fund’s inception on March 30, 2012. Class R6 Shares of the Predecessor Fund commenced operations on November 30, 2015. Class D Shares, Class S Shares, and Class T Shares commenced operations on June 5, 2017.

Performance of Class A Shares shown for periods prior to June 5, 2017, reflects the performance of Class A Shares of the Predecessor Fund, calculated using the fees and expenses of Class A Shares of the Predecessor Fund, in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Performance of Class C Shares shown for periods prior to June 5, 2017, reflects the performance of Class C Shares of the Predecessor Fund, calculated using the fees and expenses of Class C Shares of the Predecessor Fund, in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Performance of Class I Shares shown for periods prior to June 5, 2017, reflects the performance of Class I Shares of the Predecessor Fund, calculated using the fees and expenses of Class I Shares of the Predecessor Fund, in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Performance of Class N Shares shown for periods prior to June 5, 2017, reflects the performance of Class R6 Shares of the Predecessor Fund, calculated using the fees and expenses of Class R6 Shares of the Predecessor Fund, in effect during the periods shown, net of any applicable fee and expense limitations or waivers, except that for periods prior to November 30, 2015, performance for Class N Shares reflects the performance of Class I Shares of the Predecessor Fund, calculated using the estimated fees and expenses of Class N Shares, net of any applicable fee and expense limitations or waivers.

Performance of Class S Shares shown for periods prior to June 5, 2017, reflects the performance of Class I Shares of the Predecessor Fund, calculated using the estimated fees and expenses of Class S Shares, net of any applicable fee and expense limitations or waivers.

Performance of Class T Shares shown for periods prior to June 5, 2017, reflects the performance of Class I Shares of the Predecessor Fund, calculated using the estimated fees and expenses of Class T Shares, net of any applicable fee and expense limitations or waivers.

Performance of Class D Shares shown for periods prior to June 5, 2017, reflects the performance of Class I Shares of the Predecessor Fund, calculated using the estimated fees and expenses of Class D Shares, net of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2018 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

Effective June 5, 2017, the Fund’s performance is compared to the MSCI World Index net of foreign withholding taxes. Previously, the Predecessor Fund used the MSCI World Index gross of foreign withholding taxes. The net version of the benchmark is believed to more closely reflect the Fund’s investment universe.

See important disclosures on the next page.

Janus Investment Fund	5

Janus Henderson All Asset Fund (unaudited)

Performance

Effective July 9, 2018, the Fund is closed to new investors. The Fund will liquidate on or about December 31, 2018 and may deviate from its stated investment strategies and policies and accordingly cease being managed to meet its investment objective as it prepares for liquidation. See the prospectus supplement for further details.

*The Predecessor Fund’s inception date – March 30, 2012

(1) Closed to certain new investors.

6	JUNE 30, 2018

Janus Henderson All Asset Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (1/1/18)	Ending Account Value (6/30/18)	Expenses Paid During Period (1/1/18 - 6/30/18)†	Beginning Account Value (1/1/18)	Ending Account Value (6/30/18)	Expenses Paid During Period (1/1/18 - 6/30/18)†	Net Annualized Expense Ratio (1/1/18 - 6/30/18)
Class A Shares	$1,000.00	$981.90	$4.18	$1,000.00	$1,020.58	$4.26	0.85%
Class C Shares	$1,000.00	$977.80	$7.55	$1,000.00	$1,017.16	$7.70	1.54%
Class D Shares	$1,000.00	$982.80	$3.20	$1,000.00	$1,021.57	$3.26	0.65%
Class I Shares	$1,000.00	$983.70	$2.85	$1,000.00	$1,021.92	$2.91	0.58%
Class N Shares	$1,000.00	$982.70	$2.56	$1,000.00	$1,022.22	$2.61	0.52%
Class S Shares	$1,000.00	$982.80	$3.98	$1,000.00	$1,020.78	$4.06	0.81%
Class T Shares	$1,000.00	$981.80	$3.44	$1,000.00	$1,021.32	$3.51	0.70%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Investment Fund	7

Janus Henderson All Asset Fund

Schedule of Investments

June 30, 2018

Shares		Value
Investment Companies – 99.6%
Alternative Funds – 7.3%
AQR Equity Market Neutral Fund	162,124	$1,815,792
AQR Managed Futures Strategy Fund*	190,973	1,665,285
		3,481,077
Equity Funds – 9.4%
Janus Henderson Emerging Markets Fund - Class N Shares£	216,898	2,125,603
Janus Henderson Global Equity Income Fund - Class N Shares£	259,680	1,880,084
US Cities Fund LP*	956	524,428
		4,530,115
Exchange-Traded Funds (ETFs) – 30.7%
Invesco International Dividend Achievers	92,109	1,437,821
Invesco Senior Loan	62,715	1,436,174
iShares Edge MSCI Min Vol EAFE	23,064	1,640,773
iShares Edge MSCI Min Vol Emerging Markets	26,389	1,526,340
iShares JP Morgan USD Emerging Markets Bond	13,527	1,444,278
iShares TIPS Bond	31,605	3,567,256
PIMCO Enhanced Short Maturity Active	19,098	1,939,402
SPDR S&P Regional Banking	27,933	1,703,913
		14,695,957
Fixed Income Funds – 10.0%
BlackRock Emerging Markets Flexible Dynamic Bond Portfolio	175,111	1,507,705
Janus Henderson Strategic Income Fund - Class N Shares£	145,561	1,356,627
T Rowe Price US High Yield Fund	196,963	1,916,448
		4,780,780
Money Markets – 42.2%
Fidelity Investments Money Market Treasury Portfolio, 1.7500%ºº	20,228,301	20,228,301
Total Investments (total cost $47,583,884) – 99.6%		47,716,230
Cash, Receivables and Other Assets, net of Liabilities – 0.4%		214,899
Net Assets – 100%		$47,931,129

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	JUNE 30, 2018

Janus Henderson All Asset Fund

Schedule of Investments

June 30, 2018

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income(1)	Realized Gain/(Loss)(1)	Change in Unrealized Appreciation/ Depreciation(1)	Value at 6/30/18
Investment Companies - 11.2%
Equity Funds - 8.4%
Janus Henderson Emerging Markets Fund - Class N Shares	70,388	-	(23,798)	2,125,603
Janus Henderson Global Equity Income Fund - Class N Shares	122,957	-	(88,710)	1,880,084
Total Equity Funds	$193,345	$-	$(112,508)	$4,005,687
Fixed Income Funds - 2.8%
Janus Henderson Strategic Income Fund - Class N Shares	$33,464	$-	$(17,449)	$1,356,627
Total Affiliated Investments - 11.2%	$226,809	$-	$(129,957)	$5,362,314

(1) For securities that were affiliated for a portion of the year ended June 30, 2018, this column reflects amounts for the entire year ended June 30, 2018 and not just the year in which the security was affiliated.

	Share Balance at 6/30/17	Purchases	Sales	Share Balance at 6/30/18
Investment Companies - 11.2%
Equity Funds - 8.4%
Janus Henderson Emerging Markets Fund - Class N Shares	210,214	6,684	-	216,898
Janus Henderson Global Equity Income Fund - Class N Shares	231,489	28,191	-	259,680
Fixed Income Funds - 2.8%
Janus Henderson Strategic Income Fund - Class N Shares	142,014	3,547	-	145,561

Schedule of Forward Foreign Currency Exchange Contracts, Open

Counterparty/ Foreign Currency	Settlement Date	Foreign Currency Amount (Sold)/ Purchased	USD Currency Amount (Sold)/ Purchased	Market Value and Unrealized Appreciation/ (Depreciation)
BNP Paribas:
British Pound	7/25/18	2,170,494	$(2,875,808)	$(8,593)
Euro	7/25/18	976,819	(1,133,448)	9,265
Japanese Yen	7/25/18	361,909,519	(3,283,881)	(9,098)
Total				$(8,426)

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson All Asset Fund

Schedule of Investments

June 30, 2018

Schedule of Futures

Description	Number of Contracts	Expiration Date	Value and Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin Asset/(Liability)
Futures Purchased:
10-Year US Treasury	25	9/19/18	$3,004,688	$30,078	$3,906
EURO STOXX	56	9/21/18	2,217,427	(47,480)	17,722
FTSE 100	30	9/21/18	3,009,065	(19,233)	43,257
OSE NIKKEI	7	9/13/18	1,409,485	869	(648)
OSE TOPIX	12	9/13/18	1,875,881	(30,488)	(1,259)
S&P 500 E-mini	26	9/21/18	3,537,950	(85,082)	(1,105)
Total				$(151,336)	$61,873

The following table, grouped by derivative type, provides information about the fair value and location of derivatives within the Statement of Assets and Liabilities as of June 30, 2018.

Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of June 30, 2018

	Currency Contracts	Equity Contracts	Interest Rate Contracts	Total
Asset Derivatives:
Forward foreign currency exchange contracts	$ 9,265	$ -	$ -	$ 9,265
Variation margin receivable	-	60,979	3,906	64,885

Total Asset Derivatives	$ 9,265	$ 60,979	$ 3,906	$74,150

Liability Derivatives:
Forward foreign currency exchange contracts	$ 17,691	$ -	$ -	$17,691
Variation margin payable	-	3,012	-	3,012

Total Liability Derivatives	$ 17,691	$ 3,012	$ -	$20,703

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	JUNE 30, 2018

Janus Henderson All Asset Fund

Schedule of Investments

June 30, 2018

The following tables provides information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended June 30, 2018.

The effect of Derivative Instruments (not accounted for as hedging instruments) on the Statement of Operations for the year ended June 30, 2018

Amount of Realized Gain/(Loss) Recognized on Derivatives
Derivative	Currency Contracts	Equity Contracts	Interest Rate Contracts	Total
Futures contracts	$ -	$996,814	$ (111,803)	$ 885,011
Forward foreign currency exchange contracts	205,797	-	-	205,797

Total	$205,797	$996,814	$ (111,803)	$1,090,808

Amount of Change in Unrealized Appreciation/Depreciation Recognized on Derivatives
Derivative	Currency Contracts	Equity Contracts	Interest Rate Contracts	Total
Futures contracts	$ -	$ (8,421)	$ 35,000	$ 26,579
Forward foreign currency exchange contracts	(83,930)	-	-	(83,930)

Total	$ (83,930)	$ (8,421)	$ 35,000	$ (57,351)

Please see the "Net Realized Gain/(Loss) on Investments" and "Change in Unrealized Net Appreciation/Depreciation" sections of the Fund’s Statement of Operations.

Average Ending Monthly Market Value of Derivative Instruments During the Year Ended June 30, 2018

Market Value
Forward foreign currency exchange contracts, purchased	$ 7,049,890
Forward foreign currency exchange contracts, sold	212,565
Futures contracts, purchased	13,996,295

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	11

Janus Henderson All Asset Fund

Notes to Schedule of Investments and Other Information

LIBOR (London Interbank Offered Rate)	LIBOR (London Interbank Offered Rate) is a short-term interest rate that banks offer one another and generally represents current cash rates.
MSCI World IndexSM	MSCI World IndexSM reflects the equity market performance of global developed markets.
S&P 500® Index	S&P 500® Index reflects U.S. large-cap equity performance and represents broad U.S. equity market performance.

LP	Limited Partnership
SPDR	Standard & Poor's Depositary Receipt

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of June 30, 2018.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

12	JUNE 30, 2018

Janus Henderson All Asset Fund

Notes to Schedule of Investments and Other Information

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of June 30, 2018. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quotes Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Investment Companies
Alternative Funds	$3,481,077	$-	$-
Equity Funds	4,005,687	524,428	-
Exchange-Traded Funds (ETFs)	14,695,957	-	-
Fixed Income Funds	4,780,780	-	-
Money Markets	20,228,301	-	-
Total Investments in Securities	$47,191,802	$524,428	$-
Other Financial Instruments(a):
Forward Foreign Currency Exchange Contracts	-	9,265	-
Variation Margin Receivable	64,885	-	-
Total Assets	$47,256,687	$533,693	$-
Liabilities
Forward Foreign Currency Exchange Contracts	-	17,691	-
Variation Margin Payable	3,012	-	-
Total Liabilities	$3,012	$17,691	$-

(a)

Other financial instruments include forward foreign currency exchange, futures, written options, written swaptions, and swap contracts. Forward foreign currency exchange contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date. Futures, certain written options on futures, and centrally cleared swap contracts are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Written options, written swaptions, and other swap contracts are reported at their market value at measurement date.

Janus Investment Fund	13

Janus Henderson All Asset Fund

Statement of Assets and Liabilities

June 30, 2018

See footnotes at the end of the Statement.

Assets:
Unaffiliated investments, at value(1)	$42,353,916
Affiliated investments, at value(2)	5,362,314
Cash	26,784,155
Deposits with brokers for futures	515,563
Forward foreign currency exchange contracts	9,265
Variation margin receivable	64,885
Non-interested Trustees' deferred compensation	1,005
Receivables:
Fund shares sold	24,284
Foreign tax reclaims	570
Other assets	15,789
Total Assets	75,131,746
Liabilities:
Due to custodian	26,739,652
Forward foreign currency exchange contracts	17,691
Variation margin payable	3,012
Payables:	—
Investments purchased	280,174
Fund shares repurchased	85,012
Professional fees	39,060
Non-affiliated fund administration fees payable	12,021
12b-1 Distribution and shareholder servicing fees	6,609
Advisory fees	5,348
Transfer agent fees and expenses	3,755
Non-interested Trustees' deferred compensation fees	1,005
Custodian fees	595
Non-interested Trustees' fees and expenses	472
Affiliated fund administration fees payable	103
Accrued expenses and other payables	6,108
Total Liabilities	27,200,617
Net Assets	$47,931,129

See Notes to Financial Statements.

14	JUNE 30, 2018

Janus Henderson All Asset Fund

Statement of Assets and Liabilities

June 30, 2018

Net Assets Consist of:
Capital (par value and paid-in surplus)	$46,954,639
Undistributed net investment income/(loss)	487,008
Undistributed net realized gain/(loss) from investments and foreign currency transactions	519,390
Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	(29,908)
Total Net Assets	$47,931,129
Net Assets - Class A Shares	$1,658,301
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	160,969
Net Asset Value Per Share(3)	$10.30
Maximum Offering Price Per Share(4)	$10.93
Net Assets - Class C Shares	$7,221,705
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	715,104
Net Asset Value Per Share(3)	$10.10
Net Assets - Class D Shares	$936,931
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	91,447
Net Asset Value Per Share	$10.25
Net Assets - Class I Shares	$6,035,781
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	588,784
Net Asset Value Per Share	$10.25
Net Assets - Class N Shares	$31,892,620
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	3,117,370
Net Asset Value Per Share	$10.23
Net Assets - Class S Shares	$51,172
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	4,991
Net Asset Value Per Share	$10.25
Net Assets - Class T Shares	$134,619
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	13,122
Net Asset Value Per Share	$10.26

(1) Includes cost of $42,276,478.

(2) Includes cost of $5,307,406.

(3) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(4) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

Janus Investment Fund	15

Janus Henderson All Asset Fund

Statement of Operations

For the year ended June 30, 2018

Investment Income:
Dividends	$823,030
Dividends from affiliates	226,809
Other income	34,053
Total Investment Income	1,083,892
Expenses:
Advisory fees	197,689
12b-1 Distribution and shareholder servicing fees:
Class A Shares	4,684
Class C Shares	73,283
Class S Shares	107
Transfer agent administrative fees and expenses:
Class D Shares	741
Class S Shares	128
Class T Shares	210
Transfer agent networking and omnibus fees:
Class A Shares	1,433
Class C Shares	4,886
Class I Shares	4,529
Other transfer agent fees and expenses:
Class A Shares	273
Class C Shares	814
Class D Shares	116
Class I Shares	430
Class N Shares	1,230
Class T Shares	10
Professional fees	51,647
Registration fees	27,496
Non-affiliated fund administration fees	12,023
Custodian fees	7,308
Shareholder reports expense	6,340
Affiliated fund administration fees	3,121
Non-interested Trustees’ fees and expenses	1,084
Other expenses	14,869
Total Expenses	414,451
Less: Excess Expense Reimbursement and Waivers	(59,399)
Net Expenses	355,052
Net Investment Income/(Loss)	728,840
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	374,005
Forward foreign currency exchange contracts	205,797
Futures contracts	885,011
Capital gain distributions from underlying funds	45,266
Total Net Realized Gain/(Loss) on Investments	1,510,079
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	(381,023)
Investments in affiliates	(129,957)
Forward foreign currency exchange contracts	(83,930)
Futures contracts	26,579
Total Change in Unrealized Net Appreciation/Depreciation	(568,331)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$1,670,588

See Notes to Financial Statements.

16	JUNE 30, 2018

Janus Henderson All Asset Fund

Statements of Changes in Net Assets

	Year ended June 30, 2018	Period ended June 30, 2017(1)(2)	Year ended July 31, 2016(3)

Operations:
Net investment income/(loss)	$728,840	$473,118	$467,923
Net realized gain/(loss) on investments	1,510,079	3,531,639	(1,417,530)
Change in unrealized net appreciation/depreciation	(568,331)	(1,033,928)	290,617
Net Increase/(Decrease) in Net Assets Resulting from Operations	1,670,588	2,970,829	(658,990)
Dividends and Distributions to Shareholders:
Dividends from Net Investment Income
Class A Shares	(29,769)	(16,309)	(15,397)
Class C Shares	(40,622)	—	—
Class D Shares	(14,536)	—	N/A
Class I Shares	(156,220)	(52,539)	(101,094)
Class N Shares	(667,439)	(241,031)	(230,208)
Class S Shares	(905)	—	N/A
Class T Shares	(974)	—	N/A
Total Dividends from Net Investment Income	(910,465)	(309,879)	(346,699)
Distributions from Net Realized Gain from Investment Transactions
Class A Shares	(100,034)	—	(161,332)
Class C Shares	(413,271)	—	(297,759)
Class D Shares	(37,421)	—	N/A
Class I Shares	(400,627)	—	(411,454)
Class N Shares	(1,696,854)	—	(860,579)
Class S Shares	(2,726)	—	N/A
Class T Shares	(2,726)	—	N/A
Total Distributions from Net Realized Gain from Investment Transactions	(2,653,659)	—	(1,731,124)
Net Decrease from Dividends and Distributions to Shareholders	(3,564,124)	(309,879)	(2,077,823)
Capital Share Transactions:
Class A Shares	(137,827)	(2,312,576)	(2,065,085)
Class C Shares	(502,747)	(1,732,547)	(1,096,409)
Class D Shares	910,048	79,738	N/A
Class I Shares	(1,028,520)	(3,845,659)	(32,054,787)
Class N Shares	2,364,293	149,275	29,428,493
Class S Shares	3,631	50,010	N/A
Class T Shares	88,264	50,010	N/A
Net Increase/(Decrease) from Capital Share Transactions	1,697,142	(7,561,749)	(5,787,788)
Net Increase/(Decrease) in Net Assets	(196,394)	(4,900,799)	(8,524,601)
Net Assets:
Beginning of period	48,127,523	53,028,322	61,552,923
End of period	$47,931,129	$48,127,523	$53,028,322

Undistributed Net Investment Income/(Loss)	$487,009	$436,631	$68,893

(1) Period from June 5, 2017 (inception date) through June 30, 2017 for Class D Shares, Class S Shares and Class T Shares.

(2) Period from August 1, 2017 through June 30, 2017. The Fund changed its fiscal year end from July 31 to June 30.

(3) Period from November 30, 2015 (inception date) through July 31, 2016 for Class N Shares.

See Notes to Financial Statements.

Janus Investment Fund	17

Janus Henderson All Asset Fund

Financial Highlights

Class A Shares
For a share outstanding during the year or period ended June 30	2018	2017(1)
Net Asset Value, Beginning of Period	$10.70	$10.12
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.14	0.09
Net realized and unrealized gain/(loss)	0.22	0.53
Total from Investment Operations	0.36	0.62
Less Dividends and Distributions:
Dividends (from net investment income)	(0.17)	(0.04)
Distributions (from capital gains)	(0.59)	—
Total Dividends and Distributions	(0.76)	(0.04)
Net Asset Value, End of Period	$10.30	$10.70
Total Return*	3.25%(3)	6.18%
Net Assets, End of Period (in thousands)	$1,658	$1,862
Average Net Assets for the Period (in thousands)	$1,885	$3,232
Ratios to Average Net Assets**:
Ratio of Gross Expenses(4)	1.01%	1.01%
Ratio of Net Expenses (After Waivers and Expense Offsets)(4)	0.87%	0.85%
Ratio of Net Investment Income/(Loss)(4)	1.30%	0.91%
Portfolio Turnover Rate	16%	55%

Class C Shares
For a share outstanding during the year or period ended June 30	2018	2017(1)
Net Asset Value, Beginning of Period	$10.46	$9.93
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.06	0.02
Net realized and unrealized gain/(loss)	0.23	0.51
Total from Investment Operations	0.29	0.53
Less Dividends and Distributions:
Dividends (from net investment income)	(0.06)	—
Distributions (from capital gains)	(0.59)	—
Total Dividends and Distributions	(0.65)	—
Net Asset Value, End of Period	$10.10	$10.46
Total Return*	2.59%(3)	5.34%
Net Assets, End of Period (in thousands)	$7,222	$7,979
Average Net Assets for the Period (in thousands)	$7,524	$8,949
Ratios to Average Net Assets**:
Ratio of Gross Expenses(4)	1.70%	1.78%
Ratio of Net Expenses (After Waivers and Expense Offsets)(4)	1.58%	1.60%
Ratio of Net Investment Income/(Loss)(4)	0.61%	0.22%
Portfolio Turnover Rate	16%	55%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from August 1, 2016 through June 30, 2017. The Fund changed its fiscal year end from July 31 to June 30.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

(3) The return includes adjustments in accordance with generally accepted accounting principles required at period end date.

(4) Ratios do not include indirect expenses of the underlying funds and/or investment companies in which the Fund invests.

See Notes to Financial Statements.

18	JUNE 30, 2018

Janus Henderson All Asset Fund

Financial Highlights

Class A Shares
For a share outstanding during the year or period ended July 31	2016	2015	2014		2013
Net Asset Value, Beginning of Period	$10.55	$10.76	$10.52		$9.93
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.08	0.09	0.10		0.09
Net realized and unrealized gain/(loss)	(0.17)	0.12	0.56		0.61
Total from Investment Operations	(0.09)	0.21	0.66		0.70
Less Dividends and Distributions:
Dividends (from net investment income)	(0.03)	(0.14)	(0.11)		(0.09)
Distributions (from capital gains)	(0.31)	(0.28)	(0.31)		(0.02)
Total Dividends and Distributions	(0.34)	(0.42)	(0.42)		(0.11)
Net Asset Value, End of Period	$10.12	$10.55	$10.76		$10.52
Total Return*	(0.71)%	1.94%	6.44%		7.05%
Net Assets, End of Period (in thousands)	$4,011	$6,396	$8,929		$12,023
Average Net Assets for the Period (in thousands)	$4,935	$7,122	$10,041		$10,644
Ratios to Average Net Assets**:
Ratio of Gross Expenses(2)	0.95%(3)	0.91%	0.93%		1.10%
Ratio of Net Expenses (After Waivers and Expense Offsets)(2)	0.85%	0.85%	0.85%		0.85%
Ratio of Net Investment Income/(Loss)(2)	0.84%	0.88%	0.94%		0.86%
Portfolio Turnover Rate	44%	19%	52%		37%
				1

Class C Shares
For a share outstanding during the year or period ended July 31	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$10.39	$10.63	$10.43	$9.91
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.01	0.02	0.02	0.02
Net realized and unrealized gain/(loss)	(0.16)	0.10	0.56	0.59
Total from Investment Operations	(0.15)	0.12	0.58	0.61
Less Dividends and Distributions:
Dividends (from net investment income)	—	(0.08)	(0.07)	(0.07)
Distributions (from capital gains)	(0.31)	(0.28)	(0.31)	(0.02)
Total Dividends and Distributions	(0.31)	(0.36)	(0.38)	(0.09)
Net Asset Value, End of Period	$9.93	$10.39	$10.63	$10.43
Total Return*	(1.37)%	1.14%	5.61%	6.18%
Net Assets, End of Period (in thousands)	$9,247	$10,824	$11,094	$9,357
Average Net Assets for the Period (in thousands)	$9,422	$11,557	$10,389	$5,333
Ratios to Average Net Assets**:
Ratio of Gross Expenses(2)	1.71%(3)	1.68%	1.67%	1.80%
Ratio of Net Expenses (After Waivers and Expense Offsets)(2)	1.60%	1.60%	1.60%	1.60%
Ratio of Net Investment Income/(Loss)(2)	0.09%	0.18%	0.20%	0.20%
Portfolio Turnover Rate	44%	19%	52%	37%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Ratios do not include indirect expenses of the underlying funds and/or investment companies in which the Fund invests.

(3) The Ratio of Gross Expenses include a reimbursement of prior period custodian out-of-pocket expenses. The Ratio of Gross Expenses would have been 0.01% higher had the custodian not reimbursed the Fund.

See Notes to Financial Statements.

Janus Investment Fund	19

Janus Henderson All Asset Fund

Financial Highlights

Class D Shares
For a share outstanding during the year or period ended June 30	2018	2017(1)
Net Asset Value, Beginning of Period	$10.67	$10.76
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.17	0.03
Net realized and unrealized gain/(loss)	0.23	(0.12)(3)
Total from Investment Operations	0.40	(0.09)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.23)	—
Distributions (from capital gains)	(0.59)	—
Total Dividends and Distributions	(0.82)	—
Net Asset Value, End of Period	$10.25	$10.67
Total Return*	3.57%(4)	(0.84)%
Net Assets, End of Period (in thousands)	$937	$79
Average Net Assets for the Period (in thousands)	$615	$77
Ratios to Average Net Assets**:
Ratio of Gross Expenses(5)	0.98%	0.86%
Ratio of Net Expenses (After Waivers and Expense Offsets)(5)	0.66%	0.69%
Ratio of Net Investment Income/(Loss)(5)	1.64%	3.79%
Portfolio Turnover Rate	16%	55%

Class I Shares
For a share outstanding during the year or period ended June 30	2018	2017(6)
Net Asset Value, Beginning of Period	$10.67	$10.10
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.17	0.11
Net realized and unrealized gain/(loss)	0.23	0.53
Total from Investment Operations	0.40	0.64
Less Dividends and Distributions:
Dividends (from net investment income)	(0.23)	(0.07)
Distributions (from capital gains)	(0.59)	—
Total Dividends and Distributions	(0.82)	(0.07)
Net Asset Value, End of Period	$10.25	$10.67
Total Return*	3.58%(4)	6.38%
Net Assets, End of Period (in thousands)	$6,036	$7,334
Average Net Assets for the Period (in thousands)	$7,343	$8,349
Ratios to Average Net Assets**:
Ratio of Gross Expenses(5)	0.71%	0.79%
Ratio of Net Expenses (After Waivers and Expense Offsets)(5)	0.60%	0.59%
Ratio of Net Investment Income/(Loss)(5)	1.59%	1.19%
Portfolio Turnover Rate	16%	55%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from June 5, 2017 (inception date) through June 30, 2017.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

(3) This amount does not agree with the change in the aggregate gains and losses in the Fund’s securities for the year or period due to the timing of sales and repurchases of the Fund’s shares in relation to fluctuating market values for the Fund’s securities.

(4) The return includes adjustments in accordance with generally accepted accounting principles required at period end date.

(5) Ratios do not include indirect expenses of the underlying funds and/or investment companies in which the Fund invests.

(6) Period from August 1, 2016 through June 30, 2017. The Fund changed its fiscal year end from July 31 to June 30.

See Notes to Financial Statements.

20	JUNE 30, 2018

Janus Henderson All Asset Fund

Financial Highlights

Class I Shares
For a share outstanding during the year or period ended July 31	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$10.55	$10.77	$10.54	$9.94
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.07	0.13	0.13	0.11
Net realized and unrealized gain/(loss)	(0.13)	0.10	0.56	0.61
Total from Investment Operations	(0.06)	0.23	0.69	0.72
Less Dividends and Distributions:
Dividends (from net investment income)	(0.08)	(0.17)	(0.15)	(0.10)
Distributions (from capital gains)	(0.31)	(0.28)	(0.31)	(0.02)
Total Dividends and Distributions	(0.39)	(0.45)	(0.46)	(0.12)
Net Asset Value, End of Period	$10.10	$10.55	$10.77	$10.54
Total Return*	(0.45)%	2.20%	6.72%	7.28%
Net Assets, End of Period (in thousands)	$10,750	$44,333	$46,867	$43,221
Average Net Assets for the Period (in thousands)	$22,035	$45,011	$52,153	$35,799
Ratios to Average Net Assets**:
Ratio of Gross Expenses(2)	0.68%(3)	0.63%	0.62%	0.79%
Ratio of Net Expenses (After Waivers and Expense Offsets)(2)	0.60%	0.60%	0.60%	0.60%
Ratio of Net Investment Income/(Loss)(2)	0.69%	1.18%	1.22%	1.10%
Portfolio Turnover Rate	44%	19%	52%	37%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Ratios do not include indirect expenses of the underlying funds and/or investment companies in which the Fund invests.

(3) The Ratio of Gross Expenses include a reimbursement of prior period custodian out-of-pocket expenses. The Ratio of Gross Expenses would have been 0.01% higher had the custodian not reimbursed the Fund.

See Notes to Financial Statements.

Janus Investment Fund	21

Janus Henderson All Asset Fund

Financial Highlights

Class N Shares
For a share outstanding during the year or period ended June 30	2018	2017(1)
Net Asset Value, Beginning of Period	$10.65	$10.09
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.18	0.12
Net realized and unrealized gain/(loss)	0.22	0.52
Total from Investment Operations	0.40	0.64
Less Dividends and Distributions:
Dividends (from net investment income)	(0.23)	(0.08)
Distributions (from capital gains)	(0.59)	—
Total Dividends and Distributions	(0.82)	(0.08)
Net Asset Value, End of Period	$10.23	$10.65
Total Return*	3.61%(3)	6.43%
Net Assets, End of Period (in thousands)	$31,893	$30,774
Average Net Assets for the Period (in thousands)	$32,052	$29,638
Ratios to Average Net Assets**:
Ratio of Gross Expenses(4)	0.64%	0.71%
Ratio of Net Expenses (After Waivers and Expense Offsets)(4)	0.53%	0.60%
Ratio of Net Investment Income/(Loss)(4)	1.65%	1.24%
Portfolio Turnover Rate	16%	55%

Class S Shares
For a share outstanding during the year or period ended June 30	2018	2017(5)
Net Asset Value, Beginning of Period	$10.67	$10.76
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.14	0.03
Net realized and unrealized gain/(loss)	0.22	(0.12)(6)
Total from Investment Operations	0.36	(0.09)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.19)	—
Distributions (from capital gains)	(0.59)	—
Total Dividends and Distributions	(0.78)	—
Net Asset Value, End of Period	$10.25	$10.67
Total Return*	3.26%(3)	(0.84)%
Net Assets, End of Period (in thousands)	$51	$50
Average Net Assets for the Period (in thousands)	$51	$50
Ratios to Average Net Assets**:
Ratio of Gross Expenses(4)	2.55%	1.26%
Ratio of Net Expenses (After Waivers and Expense Offsets)(4)	0.86%	1.09%
Ratio of Net Investment Income/(Loss)(4)	1.32%	3.31%
Portfolio Turnover Rate	16%	55%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from August 1, 2016 through June 30, 2017. The Fund changed its fiscal year end from July 31 to June 30.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

(3) The return includes adjustments in accordance with generally accepted accounting principles required at period end date.

(4) Ratios do not include indirect expenses of the underlying funds and/or investment companies in which the Fund invests.

(5) Period from June 5, 2017 (inception date) through June 30, 2017.

(6) This amount does not agree with the change in the aggregate gains and losses in the Fund’s securities for the year or period due to the timing of sales and repurchases of the Fund’s shares in relation to fluctuating market values for the Fund’s securities.

See Notes to Financial Statements.

22	JUNE 30, 2018

Janus Henderson All Asset Fund

Financial Highlights

Class N Shares
For a share outstanding during the period ended July 31	2016(1)
Net Asset Value, Beginning of Period	$10.25
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.12
Net realized and unrealized gain/(loss)	0.11(3)
Total from Investment Operations	0.23
Less Dividends and Distributions:
Dividends (from net investment income)	(0.08)
Distributions (from capital gains)	(0.31)
Total Dividends and Distributions	(0.39)
Net Asset Value, End of Period	$10.09
Total Return*	2.37%
Net Assets, End of Period (in thousands)	$29,020
Average Net Assets for the Period (in thousands)	$27,943
Ratios to Average Net Assets**:
Ratio of Gross Expenses(4)	0.64%(5)
Ratio of Net Expenses (After Waivers and Expense Offsets)(4)	0.60%
Ratio of Net Investment Income/(Loss)(4)	1.88%
Portfolio Turnover Rate	44%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from November 30, 2015 (inception date) through July 31, 2016.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

(3) This amount does not agree with the change in the aggregate gains and losses in the Fund’s securities for the year or period due to the timing of sales and repurchases of the Fund’s shares in relation to fluctuating market values for the Fund’s securities.

(4) Ratios do not include indirect expenses of the underlying funds and/or investment companies in which the Fund invests.

(5) The Ratio of Gross Expenses include a reimbursement of prior period custodian out-of-pocket expenses. The Ratio of Gross Expenses would have been 0.01% higher had the custodian not reimbursed the Fund.

See Notes to Financial Statements.

Janus Investment Fund	23

Janus Henderson All Asset Fund

Financial Highlights

Class T Shares
For a share outstanding during the year or period ended June 30	2018	2017(1)
Net Asset Value, Beginning of Period	$10.67	$10.76
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.15	0.03
Net realized and unrealized gain/(loss)	0.24	(0.12)(3)
Total from Investment Operations	0.39	(0.09)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.21)	—
Distributions (from capital gains)	(0.59)	—
Total Dividends and Distributions	(0.80)	—
Net Asset Value, End of Period	$10.26	$10.67
Total Return*	3.50%(4)	(0.84)%
Net Assets, End of Period (in thousands)	$135	$50
Average Net Assets for the Period (in thousands)	$84	$50
Ratios to Average Net Assets**:
Ratio of Gross Expenses(5)	1.78%	0.99%
Ratio of Net Expenses (After Waivers and Expense Offsets)(5)	0.69%	0.82%
Ratio of Net Investment Income/(Loss)(5)	1.43%	3.58%
Portfolio Turnover Rate	16%	55%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from June 5, 2017 (inception date) through June 30, 2017.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

(3) This amount does not agree with the change in the aggregate gains and losses in the Fund’s securities for the year or period due to the timing of sales and repurchases of the Fund’s shares in relation to fluctuating market values for the Fund’s securities.

(4) The return includes adjustments in accordance with generally accepted accounting principles required at period end date.

(5) Ratios do not include indirect expenses of the underlying funds and/or investment companies in which the Fund invests.

See Notes to Financial Statements.

24	JUNE 30, 2018

Janus Henderson All Asset Fund

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Janus Henderson All Asset Fund (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Fund operates as a “fund of funds,” meaning substantially all of the Fund’s assets will be invested in other underlying funds (the “underlying funds”). The Trust offers 49 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks to provide total return by investing in a broad range of asset classes. The Fund is classified as diversified, as defined in the 1940 Act.

Pursuant to the Agreement and Plan of Reorganization, the Fund acquired all the assets and liabilities of the Henderson All Asset Fund (the “Predecessor Fund”), a series of Henderson Global Funds, in exchange for Class A, Class C, Class I and Class N Fund shares having an aggregate net asset value equal to the value of the aggregate net assets of the same share class of the Predecessor Fund (except that Class R6 Predecessor Fund shares were exchanged for Class N Fund shares) (the “Reorganization”). The Reorganization occurred at the close of business on June 2, 2017.

The Predecessor Fund and the Fund had identical investment objectives and substantially similar investment policies and principal risks. For financial reporting purposes, the Predecessor Fund’s financial and performance history prior to the Reorganization is carried forward and reflected in the Fund’s financial statements and financial highlights.

The last fiscal year end of the Predecessor Fund was July 31, 2016. Subsequent to July 31, 2016, the Fund changed its fiscal year end to June 30, 2017, to reflect the fiscal year end of certain funds of the Trust.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares. Class D Shares are closed to certain new investors.

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus Henderson funds. Class D Shares are available only to investors who hold accounts directly with the Janus Henderson funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of: 1) certain adviser-assisted, employer-sponsored retirement plans, including 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans; and 2) retail investors purchasing in qualified or nonqualified accounts, whose accounts are held through an omnibus account at their financial intermediary, and where the financial intermediary requires no payment or reimbursement from the Fund, Janus Capital Management LLC (“Janus Capital”), or its affiliates. Class N Shares are also available to Janus Henderson proprietary products and to certain direct institutional investors approved by Janus Distributors LLC dba Janus Henderson Distributors (“Janus Henderson Distributors”) including, but not limited to, corporations, certain retirement plans, public plans, and foundations and endowments, subject to minimum investment requirements.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class S Shares on their supermarket platforms.

Janus Investment Fund	25

Janus Henderson All Asset Fund

Notes to Financial Statements

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

Underlying Funds

The Fund may seek exposure to both traditional asset classes (such as equity and fixed-income investments) and alternative asset classes (such as real estate, commodities, currencies, private equity, and absolute return strategies) by investing in other investment companies or investment pools, by investing directly in securities and other investments or through the use of derivatives. Such investment companies and investment pools might include, for example, other open-end or closed-end investment companies (including investment companies that concentrate their investments in one or more industries or economic or market sectors), exchange-traded funds (“ETFs”, which are open-end investment companies whose shares may be bought or sold by investors in transactions on major stock exchanges), unit investment trusts, and domestic or foreign private investment pools (including investment companies not registered under the 1940 Act, such as “hedge funds”) or indexes of investment pools. Additional details and descriptions of the investment objectives and strategies of each of the underlying funds are available in the underlying funds’ prospectuses. The Trustees of the underlying funds may change the investment objectives or strategies of the underlying funds at any time without prior notice to the Fund’s shareholders.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

The Fund’s net asset value (“NAV”) is calculated based upon the NAV of each of the underlying funds in which the Fund invests on the day of valuation. The NAV for each class of the underlying funds is computed by dividing the total value of securities and other assets allocated to the class, less liabilities allocated to that class, by the total number of shares outstanding for the class.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

26	JUNE 30, 2018

Janus Henderson All Asset Fund

Notes to Financial Statements

The Fund classifies each of its investments in the underlying funds without consideration as to the classification level of the specific investments held by the underlying funds.There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2018 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the year. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities held by the underlying funds will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Any distributions from the underlying funds are recorded in accordance with the character of the distributions as designated by the underlying funds. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Additionally, the Fund, as a shareholder in the underlying funds, will also indirectly bear its pro rata share of the expenses incurred by the underlying funds. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company

Janus Investment Fund	27

Janus Henderson All Asset Fund

Notes to Financial Statements

taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or the Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The underlying funds may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the underlying funds distribute such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

On December 22, 2017, the Tax Cuts and Jobs Act was signed into law. Currently, Management does not believe the bill will have a material impact on the Fund’s intention to continue to qualify as a regulated investment company, which is generally not subject to U.S. federal income tax.

2. Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the year ended June 30, 2018 is discussed in further detail below. A summary of derivative activity by the Fund is reflected in the tables at the end of the Schedule of Investments.

The Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry of commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

28	JUNE 30, 2018

Janus Henderson All Asset Fund

Notes to Financial Statements

• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. Additionally, the Fund may deposit cash and/or treasuries as collateral with the counterparty and/or custodian daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized loss on OTC derivative contracts with a particular counterparty. All liquid securities and restricted cash are considered to cover in an amount at all times equal to or greater than the Fund’s commitment with respect to certain exchange-traded derivatives, centrally cleared derivatives, forward foreign currency exchange contracts, short sales, and/or securities with extended settlement dates. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital's ability to establish and maintain appropriate systems and trading.

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Fund may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Fund may also invest in forward currency contracts for non-hedging purposes such as seeking to enhance returns. The Fund is subject to currency risk and counterparty risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

Forward currency contracts are valued by converting the foreign value to U.S. dollars by using the current spot U.S. dollar exchange rate and/or forward rate for that currency. Exchange and forward rates as of the close of the NYSE shall be used to value the forward currency contracts. The unrealized appreciation/(depreciation) for forward currency contracts is reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations for the change in unrealized net appreciation/depreciation (if applicable). The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a forward currency contract is reported on the Statement of Operations (if applicable).

Janus Investment Fund	29

Janus Henderson All Asset Fund

Notes to Financial Statements

The Fund may enter into forward currency contracts with the obligation to purchase foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund and/or in order to take a positive outlook on the related currency to increase exposure to currency risk.

The Fund may enter into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund and/or in order to take a negative outlook on the related currency to increase exposure to currency risk.

During the year, the Fund entered into forward currency contracts with the obligation to purchase foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund.

Futures Contracts

A futures contract is an exchange-traded agreement to take or make delivery of an underlying asset at a specific time in the future for a specific predetermined negotiated price. The Fund may enter into futures contracts to gain exposure to the stock market or other markets pending investment of cash balances or to meet liquidity needs. The Fund is subject to interest rate risk, equity risk, and currency risk in the normal course of pursuing its investment objective through its investments in futures contracts. The Fund may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts on commodities are valued at the settlement price on valuation date on the commodities exchange as reported by an approved vendor. Mini contracts, as defined in the description of the contract, shall be valued using the Actual Settlement Price or “ASET” price type as reported by an approved vendor. In the event that foreign futures trade when the foreign equity markets are closed, the last foreign futures trade price shall be used. Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities (if applicable). The change in unrealized net appreciation/depreciation is reported on the Statement of Operations (if applicable). When a contract is closed, a realized gain or loss is reported on the Statement of Operations (if applicable), equal to the difference between the opening and closing value of the contract. Securities held by the Fund that are designated as collateral for market value on futures contracts are noted on the Schedule of Investments (if applicable). Such collateral is in the possession of the Fund’s futures commission merchant.

With futures, there is minimal counterparty credit risk to the Fund since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

The Fund may purchase or sell futures on equity indices to increase or decrease exposure to equity risk.

The Fund may purchase or sell futures on interest rates to increase or decrease exposure to interest rate risk.

3. Other Investments and Strategies

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

30	JUNE 30, 2018

Janus Henderson All Asset Fund

Notes to Financial Statements

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) of 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). There is considerable uncertainty about how Brexit will be conducted, how negotiations of necessary treaties and trade agreements will proceed, or how financial markets will react. In addition, one or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Exchange-Traded and Mutual Funds

The Fund may invest in exchange-traded funds (“ETFs”) and mutual funds to gain exposure to a particular portion of the market. ETFs are typically open-end investment companies, which may seek to track the performance of a specific index or be actively managed. ETFs are traded on a national securities exchange at market prices that may vary from

Janus Investment Fund	31

Janus Henderson All Asset Fund

Notes to Financial Statements

the net asset value of their underlying investments. Accordingly, there may be times when an ETF trades at a premium or discount. When the Fund invests in an ETF or mutual fund, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF's or mutual fund’s expenses. As a result, the cost of investing in the Fund may be higher than the cost of investing directly in ETFs or mutual funds and may be higher than other mutual funds that invest directly in stocks and bonds. ETFs also involve the risk that an active trading market for an ETF's shares may not develop or be maintained. Similarly, because the value of ETF shares depends on the demand in the market, the Fund may not be able to purchase or sell an ETF at the most optimal time, which could adversely affect the Fund’s performance. In addition, ETFs that track particular indices may be unable to match the performance of such underlying indices due to the temporary unavailability of certain index securities in the secondary market or other factors, such as discrepancies with respect to the weighting of securities. Because the Fund may invest in a broad range of ETFs and mutual funds, such risks may include, but are not limited to, leverage risk, foreign exposure risk, interest rate risk, emerging markets risk, fixed-income risk, and commodity-linked investments risk. The Fund is also subject to the risks associated with the securities in which the ETF or mutual fund invests.

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, in the event of a default and/or termination event, the Fund may offset with each counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. For financial reporting purposes, the Fund does not offset certain derivative financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities.

The following table presents gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the “Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of June 30, 2018” table located in the Fund’s Schedule of Investments.

Offsetting of Financial Assets and Derivative Assets

Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

BNP Paribas	$9,265	$(9,265)	$—	$—

Offsetting of Financial Liabilities and Derivative Liabilities

Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Liabilities	or Liability(a)	Pledged(b)	Net Amount

BNP Paribas	$17,691	$(9,265)	$—	$8,426

(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

The Fund generally does not exchange collateral on its forward foreign currency contracts with its counterparties; however, all liquid securities and restricted cash are considered to cover in an amount at all times equal to or greater than the Fund’s commitment with respect to these contracts. Certain securities may be segregated at the Fund’s

32	JUNE 30, 2018

Janus Henderson All Asset Fund

Notes to Financial Statements

custodian. These segregated securities are denoted on the accompanying Schedule of Investments and are evaluated daily to ensure their cover and/or market value equals or exceeds the Fund’s corresponding forward foreign currency exchange contract's obligation value.

4. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The Fund’s contractual investment advisory fee rate (expressed as an annual rate) is 0.40% of its average daily net assets.

Effective December 31, 2017, the Fund’s subadvisory agreement with Henderson Investment Management Limited (“HIML”) was terminated. HIML served as subadviser to the Fund. As subadviser, HIML provided day-to-day management of the investment operations of the Fund subject to the general oversight of the Board of Trustees and Janus Capital. HIML was an affiliate of Janus Capital through a common parent company.

Janus Capital paid HIML a subadvisory fee rate equal to 50% of the investment advisory fee paid by the Fund to Janus Capital (net of any fee waivers and expense reimbursements).

Janus Capital has entered into a personnel-sharing arrangement with its foreign (non-U.S.) affiliates, Henderson Global Investors Limited, Henderson Global Investors (Japan) Ltd., and Henderson Global Investors (Singapore) Ltd. (collectively, “HGIL”), pursuant to which HGIL and certain employees of HGIL serve as “associated persons” of Janus Capital. In this capacity, such employees of HGIL are subject to the oversight and supervision of Janus Capital and may provide portfolio management, research, and related services to the Fund on behalf of Janus Capital.

Janus Capital has contractually agreed to waive the investment advisory fee and/or reimburse operating expenses to the extent that the Fund’s total annual fund operating expenses but excluding the 12b-1 distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, and Class S Shares) such as transfer agency fees (including out-of-pocket costs), administrative services fees, and any networking/omnibus/administrative fees payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses) exceed the annual rate of 0.51% of the Fund’s average daily net assets. Janus Capital has agreed to continue the waiver until November 1, 2018. Class R shares, If applicable, amounts waived and/or reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s and the underlying funds’ transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund’s Class D Shares pay an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class

Janus Investment Fund	33

Janus Henderson All Asset Fund

Notes to Financial Statements

S Shares and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital. For all share classes except Class D Shares, Janus Services also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.

Janus Services is compensated for its services related to the Fund’s Class D Shares. In addition to the administrative fees discussed above, Janus Services receives reimbursement for out-of-pocket costs it incurs for serving as transfer agent and providing, or arranging for, servicing to shareholders. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Henderson Distributors, a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Henderson Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution fees and shareholder servicing fees” in the Statement of Operations.

Janus Capital serves as administrator to the Fund pursuant to an administration agreement between Janus Capital and the Trust. Under the administration agreement, Janus Capital provides oversight and coordination of the Fund’s service providers, recordkeeping, and other administrative services, and is reimbursed by the Fund for certain of its costs in providing these services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. The Fund pays for some or all of the salaries, fees, and expenses of Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital (or any subadvisor, as applicable) provides to the Fund. These amounts are disclosed as “Affiliated Fund administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Fund’s Chief Compliance Officer and certain compliance staff, all of whom are employees of Janus Capital and/or its affiliates, are shared with the Fund. Total compensation of $476,345 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended June 30, 2018. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

Effective April 1, 2018, BNP Paribas Financial Services (“BPFS”) provides certain administrative services to the Fund, including services related to Fund accounting, calculation of the Fund’s daily NAV, and Fund audit, tax, and reporting obligations, pursuant to a sub-administration agreement with Janus Capital on behalf of the Fund. As compensation for such services, Janus Capital pays BPFS a fee based on a percentage of the Fund’s assets, along with a flat fee, and is reimbursed by the Fund for amounts paid to BPFS (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). These amounts are disclosed as “Non-affiliated fund administration fees” on the Statement of Operations.

34	JUNE 30, 2018

Janus Henderson All Asset Fund

Notes to Financial Statements

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of June 30, 2018 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended June 30, 2018 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $471,025 were paid by the Trust to the Trustees under the Deferred Plan during the year ended June 30, 2018.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the year ended June 30, 2018 can be found in a table located in the Schedule of Investments and Other Information.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Henderson Distributors and financial intermediaries. During the year ended June 30, 2018, Janus Henderson Distributors retained upfront sales charges of $3,240.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. During the year ended June 30, 2018, redeeming shareholders of Class A Shares paid CDSCs of $2 to Janus Henderson Distributors.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the year ended June 30, 2018, redeeming shareholders of Class C Shares paid CDSCs of $643.

As of June 30, 2018, shares of the Fund were owned by affiliates of Janus Henderson Investors, and/or other funds advised by Janus Henderson, as indicated in the table below:

Class	% of Class Owned		% of Fund Owned
Class A Shares	-	%*	-	%*
Class C Shares	-*		-*
Class D Shares	5		-*
Class I Shares	-*		-*
Class N Shares	-*		-*
Class S Shares	100		-*
Class T Shares	38		-*

* Less than 0.50%

Janus Investment Fund	35

Janus Henderson All Asset Fund

Notes to Financial Statements

In addition, other shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

5. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations; (2) losses or deductions the Fund may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of deferred compensation, derivatives, and foreign currency contract adjustments. The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

			Loss Deferrals		Other Book	Net Tax
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Late-Year Ordinary Loss	Post-October Capital Loss	to Tax Differences	Appreciation/ (Depreciation)
$ 1,079,300	$ 77,745	$ -	$ -	$ -	$ (32,953)	$ (147,601)

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2018 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 47,863,831	$ 627,073	$ (774,674)	$ (147,601)

Information on the tax components of derivatives as of June 30, 2018 is as follows:

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 130,306	$ 869	$ (30,488)	$ (29,619)

Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended June 30, 2018
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 2,151,602	$ 1,412,522	$ -	$ -

36	JUNE 30, 2018

Janus Henderson All Asset Fund

Notes to Financial Statements

For the period ended June 30, 2017
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 309,879	$ -	$ -	$ -

For the year ended July 31, 2016
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 1,377,424	$ 700,399	$ -	$ -

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. The following reclassifications have been made to the Fund:

Increase/(Decrease) to Capital	Increase/(Decrease) to Undistributed Net Investment Income/Loss	Increase/(Decrease) to Undistributed Net Realized Gain/Loss
$ -	$ 232,002	$ (232,002)

Janus Investment Fund	37

Janus Henderson All Asset Fund

Notes to Financial Statements

6. Capital Share Transactions

	Year ended June 30, 2018		Period ended June 30, 2017(1)
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	48,201	$ 525,233	48,061	$ 489,973
Reinvested dividends and distributions	12,312	129,155	926	9,384
Shares repurchased	(73,546)	(792,215)	(271,215)	(2,811,933)
Net Increase/(Decrease)	(13,033)	$ (137,827)	(222,228)	$(2,312,576)
Class C Shares:
Shares sold	97,146	$ 1,023,851	272,453	$ 2,717,264
Reinvested dividends and distributions	35,136	362,603	-	-
Shares repurchased	(179,801)	(1,889,201)	(441,397)	(4,449,811)
Net Increase/(Decrease)	(47,519)	$ (502,747)	(168,944)	$(1,732,547)
Class D Shares:
Shares sold	81,664	$ 885,173	7,406	$ 79,738
Reinvested dividends and distributions	4,981	51,957	-	-
Shares repurchased	(2,604)	(27,082)	-	-
Net Increase/(Decrease)	84,041	$ 910,048	7,406	$ 79,738
Class I Shares:
Shares sold	80,322	$ 867,578	220,782	$ 2,264,674
Reinvested dividends and distributions	51,183	533,836	5,108	51,538
Shares repurchased	(229,868)	(2,429,934)	(602,702)	(6,161,871)
Net Increase/(Decrease)	(98,363)	$(1,028,520)	(376,812)	$(3,845,659)
Class N Shares:
Shares sold	-	$ -	4,417	$ 44,259
Reinvested dividends and distributions	227,336	2,364,293	23,932	240,992
Shares repurchased	-	-	(13,373)	(135,976)
Net Increase/(Decrease)	227,336	$ 2,364,293	14,976	$ 149,275
Class S Shares:
Shares sold	-	$ -	4,644	$ 50,010
Reinvested dividends and distributions	347	3,631	-	-
Shares repurchased	-	-	-	-
Net Increase/(Decrease)	347	$ 3,631	4,644	$ 50,010
Class T Shares:
Shares sold	8,479	$ 88,275	4,644	$ 50,010
Reinvested dividends and distributions	330	3,700	-	-
Shares repurchased	(331)	(3,711)	-	-
Net Increase/(Decrease)	8,478	$ 88,264	4,644	$ 50,010
(1)	Period from June 5, 2017 (inception date) through June 30, 2017 for Class D Shares, Class S Shares and Class T Shares.

38	JUNE 30, 2018

Janus Henderson All Asset Fund

Notes to Financial Statements

Year ended July 31, 2016(1)	Shares	Amount

Class A Shares:
Shares sold	242,349	$ 2,389,247
Reinvested dividends and distributions	17,076	168,932
Shares repurchased	(469,446)	(4,623,264)
Net Increase/(Decrease)	(210,021)	$ (2,065,085)
Class C Shares:
Shares sold	328,077	$ 3,171,463
Reinvested dividends and distributions	26,511	257,689
Shares repurchased	(464,349)	(4,525,561)
Net Increase/(Decrease)	(109,761)	$ (1,096,409)
Class I Shares:
Shares sold	270,034	$ 2,652,602
Reinvested dividends and distributions	51,382	507,864
Shares repurchased	(3,460,698)	(35,215,253)
Net Increase/(Decrease)	(3,139,282)	$(32,054,787)
Class N Shares:
Shares sold	2,765,534	$ 28,346,633
Reinvested dividends and distributions	110,490	1,090,787
Shares repurchased	(966)	(8,927)
Net Increase/(Decrease)	2,875,058	$ 29,428,493
(1)	Period from November 30, 2015 (inception date) through July 31, 2016 for Class N Shares.

7. Purchases and Sales of Investment Securities

For the year ended June 30, 2018, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$ 4,743,625	$ 8,792,405	$ -	$ -

8. Recent Accounting Pronouncements

The Securities and Exchange Commission ("SEC") adopted new rules as well as amendments to its rules to modernize the reporting and disclosure of information by registered investment companies. In addition, the SEC adopted amendments to Regulation S-X, which require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date of the amendments to Regulation S-X was August 1, 2017. This report incorporates the amendments to Regulation S-X.

The FASB issued Accounting Standards Update No. 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities ("ASU 2017-08") to amend the amortization period for certain purchased callable debt securities held at a premium. The guidance requires certain premiums on callable debt securities to be amortized to the earliest call date. The amortization period for callable debt securities purchased at a discount will not be impacted. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Early adoption is permitted, including adoption in an interim period. Management is currently evaluating the impacts of ASU 2017-08 on the financial statements.

Janus Investment Fund	39

Janus Henderson All Asset Fund

Notes to Financial Statements

9. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to June 30, 2018 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements other than the following:.

The Board of Trustees of the Trust has approved plan to liquidate and terminate the Fund with such liquidation effective on or about December 31, 2018, or at such other time as may be authorized by the Board of Trustees ("Liquidation Date"). Termination of the Fund is expected to occur as soon as practicable following the Liquidation Date.

40	JUNE 30, 2018

Janus Henderson All Asset Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Investment Fund and Shareholders of Janus Henderson All Asset Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Janus Henderson All Asset Fund (one of the funds constituting Janus Investment Fund, referred to hereafter as the "Fund") as of June 30, 2018, the related statement of operations for the year ended June 30, 2018, the statements of changes in net assets for the year ended June 30, 2018 and for the period from August 1, 2016 through June 30, 2017, including the related notes, and the financial highlights for each of the periods indicated therein beginning on or after August 1, 2016 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2018, the results of its operations for the year then ended, the changes in its net assets for the year ended June 30, 2018 and for the period from August 1, 2016 through June 30, 2017 and the financial highlights for each of the periods indicated therein beginning on or after August 1, 2016 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended July 31, 2016, and the financial highlights for each of the periods ended on or prior to July 31, 2016 (not presented herein, other than the statements of changes in net assets and the financial highlights) were audited by other auditors whose report dated September 23, 2016 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Denver, Colorado
August 17, 2018

We have served as the auditor of one or more investment companies in Janus Henderson Funds since 1990.

Janus Investment Fund	41

Janus Henderson All Asset Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Fund is required to disclose its complete holdings on Form N-Q within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to Fund shareholders. These reports (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free) (or 1-800-525-3713 if you hold Class D shares). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag. Holdings are generally posted approximately two business days thereafter under Full Holdings for the Fund at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 14 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

Additionally, in connection with their consideration of whether to continue the investment advisory agreement and subadvisory agreement for each Fund, as applicable, the Trustees also received and reviewed information in connection with the transaction to combine the respective businesses of Henderson Group plc and Janus Capital Group, Inc., the parent company of Janus Capital (the “Transaction”), announced in October 2016, which closed in the second quarter of 2017. In this regard, the Trustees reviewed information regarding the impact of the Transaction on the services to be provided by Janus Capital and each subadviser, as applicable, to the Funds under such agreements prior to the close of the Transaction as well as the services provided after the Transaction closed.

At a meeting held on December 7, 2017, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from February 1, 2018 through February 1, 2019, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the

42	JUNE 30, 2018

Janus Henderson All Asset Fund

Additional Information (unaudited)

agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees (excluding out of pocket costs), net of any waivers.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has been strong: for the 36 months ended September 30, 2017, approximately 70% of the Funds were in the top two quartiles of performance, as reported by Morningstar, and for the 12 months ended September 30, 2017, approximately 46% of the Funds were in the top two quartiles of performance, as reported by Morningstar.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Alternative Funds

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson International Long/Short Equity Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and the Fund’s limited performance history.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge

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quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Fixed-Income Funds

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Unconstrained Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Real Return Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Strategic Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

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• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson International Small Cap Fund, the Trustees noted that, due to limited performance for the Fund, performance history was not a material factor.

• For Janus Henderson International Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that

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the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson All Asset Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

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• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and the Fund’s limited performance history.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital and Intech had taken or were taking to improve performance, and the Fund’s limited performance history.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Intech had taken or were taking to improve performance.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Select Value Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

Janus Aspen Series

• For Janus Henderson Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

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• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Forty Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Allocation Portfolio – Moderate, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Research Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Technology Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Unconstrained Bond Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and the Fund’s limited performance history.

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Overseas Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Research Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Fund’s performance warranted continuation of the Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of

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that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration, but excluding out-of-pocket costs) fees for many of the Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 10% below the average total expenses of their respective Broadridge Expense Group peers and 18% below the average total expenses for their Broadridge Expense Universes; (3) management fees for the Funds, on average, were 8% below the average management fees for their Expense Groups and 9% below the average for their Expense Universes; and (4) Fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered the total expenses for each share class of each Fund compared to the average total expenses for its Broadridge Expense Group peers and to average total expenses for its Broadridge Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and expense waivers on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional clients and to the fees Janus Capital charges to funds subadvised by Janus Capital; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) Janus mutual fund investors enjoy reasonable fees relative to the fees charged to Janus institutional and subadvised fund investors; (4) in three of seven product categories, the Funds receive proportionally better pricing than the industry in relation to Janus institutional clients; and (5) in seven of eight strategies, Janus Capital has lower management fees than funds subadvised by Janus Capital’s portfolio managers.

The Trustees considered the fees for each Fund for its fiscal year ended in 2016, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Alternative Funds

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Long/Short Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were

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reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Fixed-Income Funds

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Unconstrained Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Real Return Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to waive 11 basis points of management fees effective February 1, 2018 and also has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Strategic Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson International Small Cap Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

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Janus Henderson All Asset Fund

Additional Information (unaudited)

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson All Asset Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s total expenses effective June 5, 2017.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Research Fund, the Trustees noted that, although the Fund’s total expenses were equal to or exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective February 1, 2017.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

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Additional Information (unaudited)

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Select Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group averages for all share classes.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Janus Aspen Series

• For Janus Henderson Balanced Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Global Allocation Portfolio - Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Technology Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Unconstrained Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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Janus Henderson All Asset Fund

Additional Information (unaudited)

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Overseas Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for its sole share class.

The Trustees reviewed information on the overall profitability to Janus Capital and its affiliates of their relationship with the Funds, and considered profitability data of other fund managers. The Trustees also considered the financial information, estimated profitability and corporate structure of Janus Capital’s parent company before and after the Transaction. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. The Trustees also noted that the Trustees’ independent fee consultant reviewed the overall profitability of Janus Capital’s parent company prior to the Transaction, and the independent fee consultant found that, while assessing the reasonableness of Fund expenses in light of such profits was dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons were limited in accuracy by differences in complex size, business mix, institutional account orientation and other factors, after accepting these limitations, the level of profit earned by Janus Capital’s parent company was reasonable. In this regard, the independent consultant concluded that the profitability of Janus Capital’s parent company did not show excess nor did it show any insufficiency that could limit the ability to invest the resources needed to drive strong future investment performance on behalf of the Funds.

Additionally, the Trustees considered the estimated profitability to Janus Capital from the investment management services it provided to each Fund. The Trustees also considered such estimated profitability taking into account the impact of the Transaction on Janus Capital’s expense structure on a pro forma basis. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Fund is necessarily a product of the allocation methodology utilized by Janus Capital to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant concluded that (1) the expense allocation methodology utilized by Janus Capital was reasonable and (2) the estimated profitability to Janus Capital from the investment management services it provided to each Fund was reasonable, including after taking into account the impact of the Transaction on Janus Capital’s expense structure on a pro forma basis. The Trustees also considered that the estimated profitability for an individual Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that Janus Capital’s estimated profitability with respect to each Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Funds was not a material factor in the Board’s approval of the reasonableness of any Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that each Fund’s total expenses were reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

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Additional Information (unaudited)

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted their independent fee consultant’s analysis of economies of scale in prior years. They also noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 86% of these Funds’ share classes have contractual management fees (gross of waivers) below their Broadridge expense group averages. They also noted that for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing certain of these Funds because they have not reached adequate scale. Moreover, as the assets of some of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

The independent fee consultant concluded that, given the limitations of various analytical approaches to economies of scale it had considered in prior years, and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus complex. The independent consultant concluded that (1) to the extent there were economies of scale at Janus Capital, Janus Capital’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Funds, Janus Capital appeared to be investing to increase the likelihood that these Funds will grow to a level to achieve any scale economies that may exist. Further, the independent fee consultant provided its belief that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Funds from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and/or the subadvisers benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Fund could attract other business to Janus Capital, the subadvisers or other Janus funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Funds.

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Janus Henderson All Asset Fund

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was June 30, 2018. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

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Useful Information About Your Fund Report (unaudited)

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. Also included are ratios of expenses and net investment income to average net assets.

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Janus Henderson All Asset Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

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Janus Henderson All Asset Fund

Designation Requirements (unaudited)

For federal income tax purposes, the Fund designated the following for the year ended June 30, 2018:

Capital Gain Distributions	$1,412,522
Dividends Received Deduction Percentage	80%
Qualified Dividend Income Percentage	67%

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Janus Henderson All Asset Fund

Trustees and Officers (unaudited)

The Fund’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Fund’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Fund’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Fund’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Aspen Series. Collectively, these two registered investment companies consist of 61 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Fund may also be officers and/or directors of Janus Capital. Except as otherwise disclosed, Fund officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer, as authorized by the Trustees.

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Managing Partner, Impact Investments, Athena Capital Advisors LLC (independent registered investment advisor) (since 2016) and Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations). Formerly, Chief Executive Officer, Imprint Capital (impact investment firm) (2013-2015) and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	61

Director of Mutual Fund Directors Forum (a non-profit organization serving independent directors of U.S. mutual funds), Chairman of the Board and Trustee of The Investment Fund for Foundations Investment Program (TIP) (consisting of 2 funds), and Director of the F.B. Heron Foundation (a private grantmaking foundation).

Janus Investment Fund	61

Janus Henderson All Asset Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Trustee	1/13-Present	Executive Vice President, Institutional Markets, of Black Creek Group (private equity real estate investment management firm) (since 2012). Formerly, Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	61

Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of MotiveQuest LLC (strategic social market research company) (2003-2016); Director of Nuveen Global Investors LLC (2007-2011); Director of Communities in Schools (2004-2010); and Director of Mutual Fund Education Alliance (until 2010).

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Managing Member and Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Venture Partner for The Edgewater Funds (a middle market private equity firm) (2002-2004); Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000); and Chief Investment Officer of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	61

Advisory Board Member, Innovate Partners Emerging Growth and Equity Fund I (early stage venture capital fund) (since 2014) and Managing Trustee of National Retirement Partners Liquidating Trust (since 2013). Formerly, Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013); Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009); Director of RemedyTemp, Inc. (temporary help services company) (1996-2006); and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

Janus Investment Fund	63

Janus Henderson All Asset Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	6/16-Present	Founder, Daraja Capital (advisory and investment firm) (since 2016), and Senior Advisor, Albright Stonebridge Group LLC (global strategy firm) (since 2016). Formerly, Senior Vice President (2011-2015), Albright Stonebridge Group LLC; and Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	61	Director of Brightwood Capital Advisors, LLC (since 2014).
Gary A. Poliner 151 Detroit Street Denver, CO 80206 DOB: 1953	Trustee	6/16-Present	Retired. Formerly, President (2010-2013) of Northwestern Mutual Life Insurance Company.	61

Director of MGIC Investment Corporation (private mortgage insurance) (since 2013) and West Bend Mutual Insurance Company (property/casualty insurance) (since 2013). Formerly, Trustee of Northwestern Mutual Life Insurance Company (2010-2013); and Director of Frank Russell Company (global asset management firm) (2008-2013).

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Janus Henderson All Asset Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
James T. Rothe 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	1/97-Present	Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Co-founder and Managing Director of Roaring Fork Capital SBIC, L.P. (SBA SBIC fund focusing on private investment in public equity firms) (2004-2014), Professor of Business of the University of Colorado (2002-2004), and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	61	Formerly, Director of Red Robin Gourmet Burgers, Inc. (RRGB) (2004- 2014).
William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	6/84-Present	Retired. Formerly, President and founder of HPS Products and Corporate Vice President of MKS Instruments, Boulder, CO (a provider of advanced process control systems for the semiconductor industry) (1976-2012).	61	None

Janus Investment Fund	65

Janus Henderson All Asset Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Diane L. Wallace 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	6/17-Present	Retired.	61

Formerly, Independent Trustee, Henderson Global Funds (13 portfolios) (2015-2017); Independent Trustee, State Farm Associates' Funds Trust, State Farm Mutual Fund Trust, and State Farm Variable Product Trust (28 portfolios) (2013-2017). Chief Operating Officer, Senior Vice President-Operations, and Chief Financial Officer for Driehaus Capital Management, LLC (1988-2006); and Treasurer of Driehaus Mutual Funds (1996-2002).

66	JUNE 30, 2018

Janus Henderson All Asset Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	61

Director of Chicago Community Trust (Regional Community Foundation), Chicago Council on Global Affairs, InnerWorkings (U.S. provider of print procurement solutions to corporate clients), Lurie Children’s Hospital (Chicago, IL), Shirley Ryan Ability Lab and Wrapports, LLC (digital communications company). Formerly, Director of Walmart (until 2017); Director of Chicago Convention & Tourism Bureau (until 2014); and The Field Museum of Natural History (Chicago, IL) (until 2014).

Janus Investment Fund	67

Janus Henderson All Asset Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Paul O'Connor 151 Detroit Street Denver, CO 80206 DOB: 1964	Executive Vice President and Portfolio Manager Janus Henderson All Asset Fund	6/17-Present (Predecessor Fund: since 11/13)	Head of Multi-Asset of Janus Henderson Investors and Portfolio Manager of other Janus Henderson accounts. Formerly, Head of Asset Allocation at Mercer Partners (2011-2013).
Bruce L. Koepfgen 151 Detroit Street Denver, CO 80206 DOB: 1952	President and Chief Executive Officer	7/14-Present

Head of North America at Janus Henderson Investors and Janus Capital Management LLC (since 2017); Executive Vice President and Director of Janus International Holding LLC (since 2011); Executive Vice President of Janus Distributors LLC (since 2011); Vice President and Director of Intech Investment Management LLC (since 2011); Executive Vice President and Director of Perkins Investment Management LLC (since 2011); and Executive Vice President and Director of Janus Management Holdings Corporation (since 2011). Formerly, President of Janus Capital Group Inc. and Janus Capital Management LLC (2013-2017); Executive Vice President of Janus Services LLC (2011-2015), Janus Capital Group Inc. and Janus Capital Management LLC (2011-2013); and Chief Financial Officer of Janus Capital Group Inc., Janus Capital Management LLC, Janus Distributors LLC, Janus Management Holdings Corporation, and Janus Services LLC (2011-2013).

68	JUNE 30, 2018

Janus Henderson All Asset Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Susan K. Wold 151 Detroit Street Denver, CO 80206 DOB: 1960	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	9/17-Present

Senior Vice President and Head of Compliance, North America for Janus Henderson (since September 2017); Formerly, Vice President, Head of Global Corporate Compliance, and Chief Compliance Officer for Janus Capital Management LLC (May 2017- September 2017); Vice President, Compliance at Janus Capital Group Inc. and Janus Capital Management LLC (2005-2017).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital and Janus Services LLC.
Kathryn L. Santoro 151 Detroit Street Denver, CO 80206 DOB: 1974	Vice President, Chief Legal Counsel, and Secretary	12/16-Present

Vice President of Janus Capital and Janus Services LLC (since 2016). Formerly, Vice President and Associate Counsel of Curian Capital, LLC and Curian Clearing LLC (2013-2016); and General Counsel and Secretary (2011-2012) and Vice President (2009-2012) of Old Mutual Capital, Inc.

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

Janus Investment Fund	69

Knowledge. Shared

At Janus Henderson, we believe in the sharing of expert insight for better investment and business decisions. We call this ethos Knowledge. Shared.

Learn more by visiting janushenderson.com.

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson, Janus, Henderson, Perkins, Intech and Henderson Geneva are trademarks or registered trademarks of Janus Henderson Investors. © Janus Henderson Investors. The name Janus Henderson Investors includes HGI Group Limited, Henderson Global Investors (Brand Management) Sarl and Janus International Holding LLC.

Funds distributed by Janus Henderson Distributors

125-02-93074 08-18

ANNUAL REPORT June 30, 2018

Janus Henderson Diversified Alternatives Fund

Janus Investment Fund

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson Diversified Alternatives Fund

Janus Henderson Diversified Alternatives Fund (unaudited)

FUND SNAPSHOT

We invest in a portfolio of traditional and nontraditional investable risk factors distilled from traditional asset classes, each a type of risk premium. We combine these independent risk premia into a liquid portfolio that seeks to deliver consistent, absolute returns with low correlation to stocks and bonds.

Ashwin Alankar co-portfolio manager	John Fujiwara co-portfolio manager

PERFORMANCE SUMMARY

For the 12 months ended June 30, 2018, the Janus Henderson Diversified Alternatives Fund’s Class I Shares returned 1.74%, compared with a return of -0.40% for its primary benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, and 4.18% for its secondary benchmark, LIBOR + 3%.

MARKET ENVIRONMENT

Aided by optimism about strong economic growth, strengthening fundamentals and U.S. tax reform, risk markets rose through the second half of 2017 and into 2018 despite a hiccup in August as North Korea fired missiles over Japan. Equity markets hit all-time highs and corporate credit spreads reached cycle tights early in 2018. However, investors quickly had to contend with elevated market volatility, stemming in large part from concerns over the pace of rate hikes from the Federal Reserve (Fed). Later in the period, rising trade tensions threatened to weigh on business confidence and the formation of a eurosceptic coalition government in Italy created uncertainty in Europe. Corporate credit spreads widened, with more pronounced widening in investment grade, as tapering demand, debt-funded consolidation activity and steady supply further impacted valuations.

Despite volatility, global stocks delivered strong gains during the period. The prospects of synchronized growth and a U.S. dollar that weakened over much of the period boosted emerging market stocks. The energy sector was among the top performers, benefiting as crude oil prices rose 61%. The Fed ultimately raised rates three times, reflecting near-term confidence in the U.S. economy. However, stable long-term expectations contributed to a flatter yield curve. After cresting 3% intra-period, the yield on the 10-year Treasury note closed the period at 2.86%, up from 2.31% at the period start.

PERFORMANCE DISCUSSION

The Fund outperformed its primary benchmark and underperformed its secondary benchmark during the 12-month period. Over time, the Fund seeks to provide positive absolute returns and offer true diversification with low correlation to stocks and bonds by investing in a portfolio of risk premia strategies.

Despite volatility, three of the Fund’s momentum strategies were able to generate positive returns during the period, with the equity momentum and currency momentum strategies among the leading contributors. The equity momentum strategy was the leading contributor to returns as the period saw equity markets around the world experience continued strong growth despite volatility. This strategy seeks to capture directional momentum in equities through the quantitative analysis of equity index price movement. It outperformed as it was able to capture the strong upward trend in equities.

The currency momentum strategy also delivered positive returns. This strategy, which looks to capture long-term movements in the U.S. dollar versus a basket of foreign currencies, benefited as the dollar generally strengthened during the period.

The commodity roll yield strategy was another leading contributor to returns. This strategy seeks to generate returns by providing liquidity to the most “crowded” section of the commodity futures curve. It is typically short the most active front-month contract and long farther-dated tenors. The strategy benefited from favorable supply/demand dynamics in a number of commodities (i.e., livestock, wheat and natural gas) at different points during the period.

Although many of the Fund’s strategies were able to capitalize on trends during the period, the equity value strategy delivered negative returns. This strategy aims to capture the potential return associated with holding value equities while also being short growth stocks. Value stocks rallied near the end of 2017 and were expected to

Janus Investment Fund	1

Janus Henderson Diversified Alternatives Fund (unaudited)

outperform growth stocks given rising interest rates and the passage of a tax reform bill at the end of 2017. However, the technology sector ultimately led the market higher during the period, causing value to generally underperform growth.

The equity emerging strategy also underperformed. This strategy looks to capture the potential return specifically associated with holding equities in companies of less-developed economies. The noise around potential trade wars during the period weighed on the asset class; investors were concerned that emerging markets, particularly China, would be impacted in the event of a trade dispute, and fled for regions that were perceived as being more insulated.

The rates momentum strategy, which looks to capture the persistence in the movement of interest rates, also delivered negative returns. While the yield of the 10-year Treasury note generally moved higher during the period, it did so in a relatively choppy fashion, which weighed on returns.

DERIVATIVES USAGE

The Fund makes extensive use of derivatives because they are generally the most efficient and liquid way to gain our desired exposures. Swaps are used to take exposures in equity, fixed income and commodity indices. Futures are used to take exposures in commodities, currencies and long-end fixed income markets. Forwards are employed to take exposures in foreign currencies, generally one week in length. In aggregate, these positions contributed to performance during the period.

Please see the Derivative Instruments section in the “Notes to Consolidated Financial Statements” for a discussion of derivatives used by the Fund.

OUTLOOK

The Fund’s model undergoes a monthly rebalancing in which it adjusts its allocations to the 11 risk premia strategies according to the market conditions experienced during the month. This rebalancing process is designed to optimize the weightings of the strategies in order to deliver consistent, absolute returns with low correlation to stocks and bonds and a targeted volatility of 5% to 7%.

The Fund’s model appears to be constructive on continued strength in commodities, as evidenced by increasingly long positions in commodities such as oil. Given the volatility in the segment, however, the allocation to the commodity value strategy was reduced. The allocations to the equity momentum, currency momentum and rates momentum also reduced as the asset classes have been exhibiting indecisive directional movements. Additionally, after being automatically turned off by the Fund’s model in the face of extreme volatility in early 2018, the currency carry strategy, which looks to generate returns by taking advantage of short-term yield differentials between various currencies, was turned back on shortly before the period ended.

Thank you for investing in Janus Henderson Diversified Alternative Fund.

2	JUNE 30, 2018

Janus Henderson Diversified Alternatives Fund (unaudited)

Fund At A Glance

June 30, 2018

Asset Allocation
Commodity	38.3%
Equity	28.6%
Fixed Income	17.2%
Currency	14.0%
Cash & Cash Equivalents	1.9%
100.0%

The allocations shown reflect absolute notional exposures to various asset classes. The allocations are calculated net of cash segregated for future obligations.

Janus Investment Fund	3

Janus Henderson Diversified Alternatives Fund (unaudited)

Performance

See important disclosures on the next page.

				Expense Ratios -
Average Annual Total Return - for the periods ended June 30, 2018				per the October 27, 2017 prospectuses
	One Year	Five Year	Since Inception*	Total Annual Fund Operating Expenses	Net Annual Fund Operating Expenses
Class A Shares at NAV	1.56%	1.92%	1.41%	1.62%	1.36%
Class A Shares at MOP	-4.28%	0.72%	0.33%
Class C Shares at NAV	0.81%	1.27%	0.76%	2.34%	2.10%
Class C Shares at CDSC	-0.18%	1.27%	0.76%
Class D Shares(1)	1.66%	2.02%	1.52%	1.66%	1.24%
Class I Shares	1.74%	2.12%	1.63%	1.34%	1.13%
Class N Shares	1.83%	2.17%	1.67%	1.32%	1.09%
Class S Shares	1.39%	1.83%	1.30%	1.83%	1.59%
Class T Shares	1.69%	2.03%	1.51%	1.56%	1.34%
Bloomberg Barclays U.S. Aggregate Bond Index	-0.40%	2.27%	1.59%
London Interbank Offered Rate (LIBOR) + 3% Index	4.18%	3.82%	3.84%**
Morningstar Quartile - Class I Shares	3rd	3rd	3rd
Morningstar Ranking - based on total returns for Multialternative Funds	181/394	105/192	131/180

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Net expense ratios reflect the expense waiver, if any, contractually agreed to through November 1, 2018.

4	JUNE 30, 2018

Janus Henderson Diversified Alternatives Fund (unaudited)

Performance

Performance may be affected by risks that include those associated with non-diversification, portfolio turnover, short sales, potential conflicts of interest, foreign and emerging markets, initial public offerings (IPOs), high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), derivatives, and commodity-linked investments. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

There is a risk that the Fund’s investments will correlate with stocks and bonds to a greater degree than anticipated, and the investment process may not achieve the desired results. The Fund may underperform during up markets and be negatively affected in down markets. Diversification does not assure a profit or eliminate the risk of loss.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

See Consolidated Financial Highlights for actual expense ratios during the reporting period.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2018 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Consolidated Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

*The Fund’s inception date – December 28, 2012

** The London Interbank Offered Rate (LIBOR) + 3% since inception returns are calculated from December 31, 2012.

(1) Closed to certain new investors.

Janus Investment Fund	5

Janus Henderson Diversified Alternatives Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (1/1/18)	Ending Account Value (6/30/18)	Expenses Paid During Period (1/1/18 - 6/30/18)†	Beginning Account Value (1/1/18)	Ending Account Value (6/30/18)	Expenses Paid During Period (1/1/18 - 6/30/18)†	Net Annualized Expense Ratio (1/1/18 - 6/30/18)
Class A Shares	$1,000.00	$996.00	$7.03	$1,000.00	$1,017.75	$7.10	1.42%
Class C Shares	$1,000.00	$993.00	$10.53	$1,000.00	$1,014.23	$10.64	2.13%
Class D Shares	$1,000.00	$996.10	$6.14	$1,000.00	$1,018.65	$6.21	1.24%
Class I Shares	$1,000.00	$997.00	$5.94	$1,000.00	$1,018.84	$6.01	1.20%
Class N Shares	$1,000.00	$997.10	$5.45	$1,000.00	$1,019.34	$5.51	1.10%
Class S Shares	$1,000.00	$995.00	$7.27	$1,000.00	$1,017.50	$7.35	1.47%
Class T Shares	$1,000.00	$997.00	$6.34	$1,000.00	$1,018.45	$6.41	1.28%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Consolidated Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

6	JUNE 30, 2018

Janus Henderson Diversified Alternatives Fund

Consolidated Schedule of Investments

June 30, 2018

Shares or Principal Amounts		Value
Investment Companies – 6.1%
Money Markets – 6.1%
Janus Henderson Cash Liquidity Fund LLC, 1.8501%(a),ºº,£ (cost $6,988,466)	6,988,466	$6,988,466
U.S. Government Agency Notes – 88.3%
United States Treasury Bill:
0%, 7/12/18◊	$15,000,000	14,993,000
0%, 8/9/18◊	10,500,000	10,479,759
0%, 9/6/18◊	18,000,000	17,937,960
0%, 10/11/18†,◊	20,000,000	19,902,163
0%, 11/8/18◊	20,000,000	19,857,384
0%, 12/6/18◊	18,000,000	17,840,743
Total U.S. Government Agency Notes (cost $100,998,617)		101,011,009
Total Investments (total cost $107,987,083) – 94.4%		107,999,475
Cash, Receivables and Other Assets, net of Liabilities – 5.6%		6,444,272
Net Assets – 100%		$114,443,747

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 6/30/18
Investment Companies - 6.1%
Money Markets - 6.1%
Janus Henderson Cash Liquidity Fund LLC, 1.8501%(a)ºº	$105,148	$-	$-	$6,988,466

	Share Balance at 6/30/17	Purchases	Sales	Share Balance at 6/30/18
Investment Companies - 6.1%
Money Markets - 6.1%
Janus Henderson Cash Liquidity Fund LLC, 1.8501%(a)ºº	5,561,820	106,376,420	(104,949,774)	6,988,466

See Notes to Consolidated Schedule of Investments and Other Information and Notes to Consolidated Financial Statements.

Janus Investment Fund	7

Janus Henderson Diversified Alternatives Fund

Consolidated Schedule of Investments

June 30, 2018

Schedule of Forward Foreign Currency Exchange Contracts, Open

Counterparty/ Foreign Currency	Settlement Date	Foreign Currency Amount (Sold)/ Purchased	USD Currency Amount (Sold)/ Purchased	Market Value and Unrealized Appreciation/ (Depreciation)
HSBC Securities (USA), Inc.:
Australian Dollar	7/13/18	3,931,000	$(2,907,938)	$705
Canadian Dollar	7/13/18	(1,285,000)	977,657	(77)
Euro	7/13/18	(1,700,000)	1,986,559	(182)
Japanese Yen	7/13/18	(604,400,000)	5,456,553	(7,420)
New Zealand Dollar	7/13/18	8,629,000	(5,845,802)	(3,076)
Norwegian Krone	7/13/18	32,860,000	(4,034,858)	3,365
Swedish Krona	7/13/18	(47,280,000)	5,286,056	1,128
Swiss Franc	7/13/18	(5,197,000)	5,242,553	(12,565)
Total				$(18,122)

See Notes to Consolidated Schedule of Investments and Other Information and Notes to Consolidated Financial Statements.

8	JUNE 30, 2018

Janus Henderson Diversified Alternatives Fund

Consolidated Schedule of Investments

June 30, 2018

Schedule of Futures

Description	Number of Contracts	Expiration Date	Value and Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin Asset/(Liability)
Futures Purchased:
10-Year US Treasury Note	127	9/19/18	$15,263,813	$(21,864)	$673
Brent Crude(a)	41	9/28/18	3,219,730	-	(84)
Copper(a)	11	12/27/18	821,700	(77,478)	(1,378)
Cotton(a)	75	3/7/19	3,137,250	(96,442)	(4,669)
Euro-Bund	127	9/6/18	24,105,946	129,860	10,843
Gold(a)	7	10/29/18	882,140	(37,725)	2,085
S&P 500 E-mini	116	9/21/18	15,784,700	(12,605)	9,359
Silver(a)	10	12/27/18	815,800	(10,207)	7,850
US Dollar Index	217	9/17/18	20,473,733	256,928	(202,139)
Wheat(a)	89	3/14/19	2,368,513	(12,238)	(12,509)
WTI Crude(a)	43	8/21/18	3,115,780	(430)	(550)
Total - Futures Purchased				117,799	(190,519)
Futures Sold:
Coffee(a)	18	12/18/18	800,213	23,963	4,388
Corn(a)	45	12/14/18	835,313	55,363	(11,294)
Live Cattle(a)	18	12/31/18	818,640	(15,769)	(17,100)
Soybean(a)	18	1/14/19	800,100	26,256	2,964
Sugar(a)	57	2/28/19	826,728	47,904	(1,885)
Wheat(a)	33	12/14/18	852,638	60,838	(26,744)
Total - Futures Sold				198,555	(49,671)
Total				$316,354	$(240,190)

See Notes to Consolidated Schedule of Investments and Other Information and Notes to Consolidated Financial Statements.

Janus Investment Fund	9

Janus Henderson Diversified Alternatives Fund

Consolidated Schedule of Investments

June 30, 2018

Schedule of Total Return Swaps
Counterparty/ Return Paid by the Fund	Return Received by the Fund	Payment Frequency	Termination Date	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)

Barclays Capital, Inc.:

3 month USD LIBOR plus 20 basis points	Bloomberg Barclays U.S. Credit RBI Series-1 Index	Monthly	8/1/18	24,700,000	USD	$(3,649)

BNP Paribas:

Minus 20 basis points	A long/short basket of equity indices(1)	Monthly	7/31/18	25,100,000	USD	-
Plus 40 basis points	A long/short basket of equity indices(2)	Monthly	7/31/18	31,700,000	USD	-
						-

Goldman Sachs International:

1 month USD LIBOR plus 90 basis points	MSCI Daily Total Return Net Emerging Markets	Monthly	7/5/18	(16,898,631)	USD	37
MSCI Daily Total Return Gross World USD	1 month USD LIBOR Plus 25 basis points	Monthly	7/5/18	16,899,925	USD	188
						225

JPMorgan Chase & Co.:

Plus 13 basis points(a)	A long/short basket of commodity indices(3)	Monthly	7/31/18	123,100,000	USD	6,400
Total						$2,976

(1) Long Index – Russell 2000 Total Return Index, Short Index – Russell 1000 Total Return Index

(2) Long Index – S&P 500 Pure Value TR Index, Short Index – S&P 500 Pure Growth TR Index

(3) Long Index – Bloomberg Commodity Index 2-4-6 Forward Blend, Short Index – Bloomberg Commodity Index

See Notes to Consolidated Schedule of Investments and Other Information and Notes to Consolidated Financial Statements.

10	JUNE 30, 2018

Janus Henderson Diversified Alternatives Fund

Consolidated Schedule of Investments

June 30, 2018

The following table, grouped by derivative type, provides information about the fair value and location of derivatives within the Consolidated Statement of Assets and Liabilities as of June 30, 2018.

Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of June 30, 2018

	Commodity Contracts		Credit Contracts	Currency Contracts		Equity Contracts		Interest Rate Contracts	Total
Asset Derivatives:
Forward foreign currency exchange contracts	$ -		$ -	$ 5,198		$ -		$ -	$ 5,198
Outstanding swap contracts, at value	6,400		-	-		225		-	6,625
Variation margin receivable	17,287	(a)	-	-		9,359	(a)	11,516	38,162

Total Asset Derivatives	$ 23,687		$ -	$ 5,198		$ 9,584		$ 11,516	$ 49,985

Liability Derivatives:
Forward foreign currency exchange contracts	$ -		$ -	$ 23,320		$ -		$ -	$ 23,320
Outstanding swap contracts, at value	-		3,649	-		-		-	3,649
Variation margin payable	76,213	(a)	-	202,139	(a)	-		-	278,352

Total Liability Derivatives	$ 76,213		$ 3,649	$225,459		$ -		$ -	$305,321
(a) Amounts relate to variation margin for futures.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Consolidated Statement of Operations for the year ended June 30, 2018.

The effect of Derivative Instruments (not accounted for as hedging instruments) on the Consolidated Statement of Operations for the year ended June 30, 2018

Amount of Realized Gain/(Loss) Recognized on Derivatives
Derivative	Commodity Contracts	Credit Contracts	Currency Contracts	Equity Contracts	Interest Rate Contracts	Total
Futures contracts	$1,117,569	$ -	$1,158,330	$1,161,627	$ (543,279)	$2,894,247
Forward foreign currency exchange contracts	-	-	(287,934)	-	-	(287,934)
Swap contracts	1,051,133	(1,030,092)	-	(1,765,778)	-	(1,744,737)

Total	$2,168,702	$(1,030,092)	$ 870,396	$ (604,151)	$ (543,279)	$ 861,576

Amount of Change in Unrealized Appreciation/Depreciation Recognized on Derivatives
Derivative	Commodity Contracts	Credit Contracts	Currency Contracts	Equity Contracts	Interest Rate Contracts	Total
Futures contracts	$ 222,679	$ -	$ (20,199)	$ 50,848	$ 90,239	$ 343,567
Forward foreign currency exchange contracts	-	-	(29,765)	-	-	(29,765)
Swap contracts	6,382	(7,005)	-	(3,859)	-	(4,482)

Total	$ 229,061	$ (7,005)	$ (49,964)	$ 46,989	$ 90,239	$ 309,320

Please see the “Net Realized Gain/(Loss) on Investments” and “Change in Unrealized Net Appreciation/Depreciation” sections of the Fund’s Consolidated Statement of Operations.

See Notes to Consolidated Schedule of Investments and Other Information and Notes to Consolidated Financial Statements.

Janus Investment Fund	11

Janus Henderson Diversified Alternatives Fund

Consolidated Schedule of Investments

June 30, 2018

Average Ending Monthly Market Value of Derivative Instruments During the Year Ended June 30, 2018

Market Value
Forward foreign currency exchange contracts, purchased	$ 6,790,213
Forward foreign currency exchange contracts, sold	9,627,093
Futures contracts, purchased	48,909,413
Futures contracts, sold	45,278,688
Total return swaps, long	4,434
Total return swaps, short	(7,645)

See Notes to Consolidated Schedule of Investments and Other Information and Notes to Consolidated Financial Statements.

12	JUNE 30, 2018

Janus Henderson Diversified Alternatives Fund

Notes to Consolidated Schedule of Investments and Other Information

Bloomberg Barclays U.S. Aggregate Bond Index	Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based measure of the investment grade, US dollar-denominated, fixed-rate taxable bond market.
London Interbank Offered Rate (LIBOR)	LIBOR (London Interbank Offered Rate) is a short-term interest rate that banks offer one another and generally represents current cash rates.
S&P 500® Index	S&P 500® Index reflects U.S. large-cap equity performance and represents broad U.S. equity market performance.

LLC	Limited Liability Company

(a)	All or a portion of this security is owned by Janus Diversified Alternatives Subsidiary, Ltd. See Note 1 in Notes to Consolidated Financial Statements.

†

All or a portion of this security has been segregated at the Fund’s custodian or counterparty to cover forward foreign currency exchange contracts, exchange-traded derivatives, centrally cleared derivatives, short sales, and/or securities with extended settlement dates. Assets segregated at the Fund’s custodian or counterparty are evaluated daily to ensure their cover and/or market value equals or exceeds the current market value of the Fund’s corresponding obligation value.

ºº	Rate shown is the 7-day yield as of June 30, 2018.

◊	Zero coupon bond.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

Janus Investment Fund	13

Janus Henderson Diversified Alternatives Fund

Notes to Consolidated Schedule of Investments and Other Information

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of June 30, 2018. See Notes to Consolidated Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quotes Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Investment Companies	$-	$6,988,466	$-
U.S. Government Agency Notes	-	101,011,009	-
Total Investments in Securities	$-	$107,999,475	$-
Other Financial Instruments(a):
Forward Foreign Currency Exchange Contracts	$-	$5,198	$-
Outstanding Swap Contracts, at Value	-	6,625	-
Variation Margin Receivable	38,162	-	-
Total Assets	$38,162	$108,011,298	$-
Liabilities
Other Financial Instruments(a):
Forward Foreign Currency Exchange Contracts	$-	$23,320	$-
Outstanding Swap Contracts, at Value	-	3,649	-
Variation Margin Payable	278,352	-	-
Total Liabilities	$278,352	$26,969	$-

(a)

Other financial instruments include forward foreign currency exchange, futures, written options, written swaptions, and swap contracts. Forward foreign currency exchange contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date. Futures, certain written options on futures, and centrally cleared swap contracts are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Written options, written swaptions, and other swap contracts are reported at their market value at measurement date.

14	JUNE 30, 2018

Janus Henderson Diversified Alternatives Fund

Consolidated Statement of Assets and Liabilities

June 30, 2018

See footnotes at the end of the Consolidated Statement.

Assets:
Unaffiliated investments, at value(1)	$101,011,009
Affiliated investments, at value(2)	6,988,466
Cash	879,885
Deposits with brokers for futures	2,250,000
Deposits with brokers for OTC derivatives	4,340,000
Forward foreign currency exchange contracts	5,198
Outstanding swap contracts, at value	6,625
Variation margin receivable	38,162
Non-interested Trustees' deferred compensation	2,391
Receivables:
Fund shares sold	331,352
Dividends and interest on swap contracts	27,210
Dividends from affiliates	13,915
Foreign tax reclaims	454
Other assets	100,463
Total Assets	115,995,130
Liabilities:
Forward foreign currency exchange contracts	23,320
Outstanding swap contracts, at value	3,649
Variation margin payable	278,352
Payables:	—
Investments purchased	895,537
Dividends and interest on swap contracts	99,826
Advisory fees	81,145
Professional fees	49,989
Fund shares repurchased	34,456
Non-affiliated fund administration fees payable	20,266
Transfer agent fees and expenses	6,023
12b-1 Distribution and shareholder servicing fees	3,010
Non-interested Trustees' deferred compensation fees	2,391
Custodian fees	1,381
Non-interested Trustees' fees and expenses	817
Affiliated fund administration fees payable	243
Accrued expenses and other payables	50,978
Total Liabilities	1,551,383
Net Assets	$114,443,747

See Notes to Consolidated Financial Statements.

Janus Investment Fund	15

Janus Henderson Diversified Alternatives Fund

Consolidated Statement of Assets and Liabilities

June 30, 2018

Net Assets Consist of:
Capital (par value and paid-in surplus)	$114,763,585
Undistributed net investment income/(loss)	676,199
Undistributed net realized gain/(loss) from investments and foreign currency transactions	(1,309,872)
Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	313,835
Total Net Assets	$114,443,747
Net Assets - Class A Shares	$3,941,300
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	392,048
Net Asset Value Per Share(3)	$10.05
Maximum Offering Price Per Share(4)	$10.66
Net Assets - Class C Shares	$2,188,403
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	221,975
Net Asset Value Per Share(3)	$9.86
Net Assets - Class D Shares	$5,168,723
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	511,940
Net Asset Value Per Share	$10.10
Net Assets - Class I Shares	$19,706,928
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,948,637
Net Asset Value Per Share	$10.11
Net Assets - Class N Shares	$75,615,044
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	7,452,583
Net Asset Value Per Share	$10.15
Net Assets - Class S Shares	$1,472,958
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	147,237
Net Asset Value Per Share	$10.00
Net Assets - Class T Shares	$6,350,391
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	631,936
Net Asset Value Per Share	$10.05

(1) Includes cost of $100,998,617.

(2) Includes cost of $6,988,466.

(3) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(4) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Consolidated Financial Statements.

16	JUNE 30, 2018

Janus Henderson Diversified Alternatives Fund

Consolidated Statement of Operations

For the year ended June 30, 2018

Investment Income:
Interest	$1,124,140
Dividends from affiliates	105,148
Other income	14,555
Total Investment Income	1,243,843
Expenses:
Advisory fees	1,076,151
12b-1 Distribution and shareholder servicing fees:
Class A Shares	7,770
Class C Shares	21,571
Class S Shares	3,691
Transfer agent administrative fees and expenses:
Class D Shares	6,026
Class S Shares	3,691
Class T Shares	12,768
Transfer agent networking and omnibus fees:
Class A Shares	1,252
Class C Shares	597
Class I Shares	10,793
Other transfer agent fees and expenses:
Class A Shares	336
Class C Shares	214
Class D Shares	1,528
Class I Shares	589
Class N Shares	2,098
Class S Shares	26
Class T Shares	125
Registration fees	109,809
Professional fees	65,832
Shareholder reports expense	36,525
Non-affiliated fund administration fees	20,267
Custodian fees	13,422
Affiliated fund administration fees	5,935
Non-interested Trustees’ fees and expenses	3,139
Other expenses	8,366
Total Expenses	1,412,521
Less: Excess Expense Reimbursement and Waivers	(235,842)
Net Expenses	1,176,679
Net Investment Income/(Loss)	67,164
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	19,336
Forward foreign currency exchange contracts	(287,934)
Futures contracts	2,894,247
Swap contracts	(1,744,737)
Total Net Realized Gain/(Loss) on Investments	880,912
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	12,938
Forward foreign currency exchange contracts	(29,765)
Futures contracts	343,567
Swap contracts	(4,482)
Total Change in Unrealized Net Appreciation/Depreciation	322,258
Net Increase/(Decrease) in Net Assets Resulting from Operations	$1,270,334

See Notes to Consolidated Financial Statements.

Janus Investment Fund	17

Janus Henderson Diversified Alternatives Fund

Consolidated Statements of Changes in Net Assets

	Year ended June 30, 2018	Year ended June 30, 2017

Operations:
Net investment income/(loss)	$67,164	$(581,252)
Net realized gain/(loss) on investments	880,912	5,436,962
Change in unrealized net appreciation/depreciation	322,258	(1,392,807)
Net Increase/(Decrease) in Net Assets Resulting from Operations	1,270,334	3,462,903
Dividends and Distributions to Shareholders:
Dividends from Net Investment Income
Class A Shares	(39,665)	(84,982)
Class C Shares	(3,459)	(39,641)
Class D Shares	(62,629)	(129,036)
Class I Shares	(208,324)	(105,459)
Class N Shares	(1,223,347)	(1,334,148)
Class S Shares	(13,853)	(41,439)
Class T Shares	(77,225)	(70,488)
Total Dividends from Net Investment Income	(1,628,502)	(1,805,193)
Distributions from Net Realized Gain from Investment Transactions
Class A Shares	(43,076)	—
Class C Shares	(28,894)	—
Class D Shares	(62,973)	—
Class I Shares	(172,208)	—
Class N Shares	(1,013,987)	—
Class S Shares	(19,521)	—
Class T Shares	(70,833)	—
Total Distributions from Net Realized Gain from Investment Transactions	(1,411,492)	—
Net Decrease from Dividends and Distributions to Shareholders	(3,039,994)	(1,805,193)
Capital Share Transactions:
Class A Shares	1,696,051	(648,350)
Class C Shares	137,371	280,356
Class D Shares	361,550	(8,871)
Class I Shares	13,307,958	4,238,843
Class N Shares	26,406,111	1,786,193
Class S Shares	34,374	41,439
Class T Shares	2,750,667	2,073,135
Net Increase/(Decrease) from Capital Share Transactions	44,694,082	7,762,745
Net Increase/(Decrease) in Net Assets	42,924,422	9,420,455
Net Assets:
Beginning of period	71,519,325	62,098,870
End of period	$114,443,747	$71,519,325

Undistributed Net Investment Income/(Loss)	$676,199	$551,752

See Notes to Consolidated Financial Statements.

18	JUNE 30, 2018

Janus Henderson Diversified Alternatives Fund

Consolidated Financial Highlights

Class A Shares
For a share outstanding during each year ended June 30	2018	2017	2016		2015	2014
Net Asset Value, Beginning of Period	$10.16	$9.92	$9.98		$9.84	$9.82
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	(0.02)	(0.11)	(0.14)		(0.15)	(0.13)
Net realized and unrealized gain/(loss)	0.18	0.63	0.18		0.37	0.15
Total from Investment Operations	0.16	0.52	0.04		0.22	0.02
Less Dividends and Distributions:
Dividends (from net investment income)	(0.13)	(0.28)	—		—	—
Distributions (from capital gains)	(0.14)	—	(0.10)		(0.08)	—
Total Dividends and Distributions	(0.27)	(0.28)	(0.10)		(0.08)	—
Net Asset Value, End of Period	$10.05	$10.16	$9.92		$9.98	$9.84
Total Return*	1.46%(2)	5.29%	0.42%		2.22%	0.20%
Net Assets, End of Period (in thousands)	$3,941	$2,297	$2,882		$2,740	$4,055
Average Net Assets for the Period (in thousands)	$3,110	$2,737	$2,730		$2,048	$3,752
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.68%	1.83%	1.89%		1.84%	1.70%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.44%	1.54%	1.53%		1.52%	1.46%
Ratio of Net Investment Income/(Loss)	(0.23)%	(1.13)%	(1.42)%		(1.51)%	(1.34)%
Portfolio Turnover Rate	0%	16%	0%		0%	59%
				1

Class C Shares
For a share outstanding during each year ended June 30	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$9.94	$9.72	$9.84	$9.79	$9.78
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	(0.14)	(0.18)	(0.21)	(0.23)	(0.15)
Net realized and unrealized gain/(loss)	0.22	0.61	0.19	0.36	0.16
Total from Investment Operations	0.08	0.43	(0.02)	0.13	0.01
Less Dividends and Distributions:
Dividends (from net investment income)	(0.02)	(0.21)	—	—	—
Distributions (from capital gains)	(0.14)	—	(0.10)	(0.08)	—
Total Dividends and Distributions	(0.16)	(0.21)	(0.10)	(0.08)	—
Net Asset Value, End of Period	$9.86	$9.94	$9.72	$9.84	$9.79
Total Return*	0.71%(2)	4.48%	(0.19)%	1.31%	0.10%
Net Assets, End of Period (in thousands)	$2,188	$2,071	$1,749	$1,709	$3,516
Average Net Assets for the Period (in thousands)	$2,162	$1,885	$1,685	$1,752	$3,551
Ratios to Average Net Assets**:
Ratio of Gross Expenses	2.44%	2.56%	2.63%	2.59%	1.89%
Ratio of Net Expenses (After Waivers and Expense Offsets)	2.18%	2.29%	2.27%	2.26%	1.64%
Ratio of Net Investment Income/(Loss)	(1.42)%	(1.85)%	(2.15)%	(2.26)%	(1.52)%
Portfolio Turnover Rate	0%	16%	0%	0%	59%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) The return includes adjustments in accordance with generally accepted accounting principles required at period end date.

See Notes to Consolidated Financial Statements.

Janus Investment Fund	19

Janus Henderson Diversified Alternatives Fund

Consolidated Financial Highlights

Class D Shares
For a share outstanding during each year ended June 30	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$10.20	$9.96	$10.00	$9.85	$9.82
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	(0.06)	(0.10)	(0.13)	(0.14)	(0.13)
Net realized and unrealized gain/(loss)	0.24	0.63	0.19	0.37	0.16
Total from Investment Operations	0.18	0.53	0.06	0.23	0.03
Less Dividends and Distributions:
Dividends (from net investment income)	(0.14)	(0.29)	—	—	—
Distributions (from capital gains)	(0.14)	—	(0.10)	(0.08)	—
Total Dividends and Distributions	(0.28)	(0.29)	(0.10)	(0.08)	—
Net Asset Value, End of Period	$10.10	$10.20	$9.96	$10.00	$9.85
Total Return*	1.66%	5.38%	0.62%	2.32%	0.31%
Net Assets, End of Period (in thousands)	$5,169	$4,857	$4,758	$3,060	$6,170
Average Net Assets for the Period (in thousands)	$5,034	$4,638	$3,829	$3,281	$5,964
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.75%	1.87%	2.05%	1.96%	1.66%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.30%	1.41%	1.42%	1.43%	1.41%
Ratio of Net Investment Income/(Loss)	(0.60)%	(0.97)%	(1.30)%	(1.42)%	(1.28)%
Portfolio Turnover Rate	0%	16%	0%	0%	59%

Class I Shares
For a share outstanding during each year ended June 30	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$10.24	$10.00	$10.02	$9.87	$9.83
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.02	(0.08)	(0.11)	(0.13)	(0.11)
Net realized and unrealized gain/(loss)	0.15	0.63	0.19	0.36	0.15
Total from Investment Operations	0.17	0.55	0.08	0.23	0.04
Less Dividends and Distributions:
Dividends (from net investment income)	(0.16)	(0.31)	—	—	—
Distributions (from capital gains)	(0.14)	—	(0.10)	(0.08)	—
Total Dividends and Distributions	(0.30)	(0.31)	(0.10)	(0.08)	—
Net Asset Value, End of Period	$10.11	$10.24	$10.00	$10.02	$9.87
Total Return*	1.64%(2)	5.51%	0.82%	2.32%	0.41%
Net Assets, End of Period (in thousands)	$19,707	$6,713	$2,383	$2,265	$5,727
Average Net Assets for the Period (in thousands)	$12,386	$4,396	$2,318	$2,586	$6,201
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.45%	1.55%	1.63%	1.59%	1.50%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.22%	1.31%	1.27%	1.26%	1.25%
Ratio of Net Investment Income/(Loss)	0.24%	(0.81)%	(1.16)%	(1.26)%	(1.13)%
Portfolio Turnover Rate	0%	16%	0%	0%	59%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) The return includes adjustments in accordance with generally accepted accounting principles required at period end date.

See Notes to Consolidated Financial Statements.

20	JUNE 30, 2018

Janus Henderson Diversified Alternatives Fund

Consolidated Financial Highlights

Class N Shares
For a share outstanding during each year ended June 30	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$10.26	$10.01	$10.04	$9.87	$9.83
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.02	(0.08)	(0.11)	(0.13)	(0.11)
Net realized and unrealized gain/(loss)	0.17	0.63	0.18	0.38	0.15
Total from Investment Operations	0.19	0.55	0.07	0.25	0.04
Less Dividends and Distributions:
Dividends (from net investment income)	(0.16)	(0.30)	—	—	—
Distributions (from capital gains)	(0.14)	—	(0.10)	(0.08)	—
Total Dividends and Distributions	(0.30)	(0.30)	(0.10)	(0.08)	—
Net Asset Value, End of Period	$10.15	$10.26	$10.01	$10.04	$9.87
Total Return*	1.83%	5.58%	0.72%	2.52%	0.41%
Net Assets, End of Period (in thousands)	$75,615	$50,421	$47,367	$52,478	$57,190
Average Net Assets for the Period (in thousands)	$68,132	$47,482	$48,364	$54,416	$57,130
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.36%	1.53%	1.62%	1.60%	1.49%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.14%	1.26%	1.25%	1.25%	1.25%
Ratio of Net Investment Income/(Loss)	0.17%	(0.83)%	(1.14)%	(1.24)%	(1.13)%
Portfolio Turnover Rate	0%	16%	0%	0%	59%

Class S Shares
For a share outstanding during each year ended June 30	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$10.10	$9.89	$9.92	$9.82	$9.81
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	(0.08)	(0.12)	(0.12)	(0.18)	(0.14)
Net realized and unrealized gain/(loss)	0.22	0.63	0.19	0.36	0.15
Total from Investment Operations	0.14	0.51	0.07	0.18	0.01
Less Dividends and Distributions:
Dividends (from net investment income)	(0.10)	(0.30)	—	—	—
Distributions (from capital gains)	(0.14)	—	(0.10)	(0.08)	—
Total Dividends and Distributions	(0.24)	(0.30)	(0.10)	(0.08)	—
Net Asset Value, End of Period	$10.00	$10.10	$9.89	$9.92	$9.82
Total Return*	1.29%(2)	5.17%	0.72%	1.82%	0.10%
Net Assets, End of Period (in thousands)	$1,473	$1,453	$1,381	$1,371	$3,506
Average Net Assets for the Period (in thousands)	$1,480	$1,425	$1,340	$1,578	$3,492
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.92%	2.04%	2.12%	2.07%	1.95%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.53%	1.64%	1.33%	1.75%	1.58%
Ratio of Net Investment Income/(Loss)	(0.79)%	(1.21)%	(1.22)%	(1.74)%	(1.46)%
Portfolio Turnover Rate	0%	16%	0%	0%	59%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) The return includes adjustments in accordance with generally accepted accounting principles required at period end date.

See Notes to Consolidated Financial Statements.

Janus Investment Fund	21

Janus Henderson Diversified Alternatives Fund

Consolidated Financial Highlights

Class T Shares
For a share outstanding during each year ended June 30	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$10.17	$9.95	$9.98	$9.85	$9.82
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	—(2)	(0.10)	(0.10)	(0.15)	(0.13)
Net realized and unrealized gain/(loss)	0.17	0.63	0.17	0.36	0.16
Total from Investment Operations	0.17	0.53	0.07	0.21	0.03
Less Dividends and Distributions:
Dividends (from net investment income)	(0.15)	(0.31)	—	—	—
Distributions (from capital gains)	(0.14)	—	(0.10)	(0.08)	—
Total Dividends and Distributions	(0.29)	(0.31)	(0.10)	(0.08)	—
Net Asset Value, End of Period	$10.05	$10.17	$9.95	$9.98	$9.85
Total Return*	1.59%(3)	5.39%	0.72%	2.12%	0.31%
Net Assets, End of Period (in thousands)	$6,350	$3,708	$1,579	$2,517	$3,809
Average Net Assets for the Period (in thousands)	$5,110	$2,556	$1,689	$2,162	$3,773
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.62%	1.77%	1.87%	1.83%	1.75%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.33%	1.45%	1.18%	1.51%	1.40%
Ratio of Net Investment Income/(Loss)	(0.03)%	(0.97)%	(1.08)%	(1.50)%	(1.28)%
Portfolio Turnover Rate	0%	16%	0%	0%	59%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

(3) The return includes adjustments in accordance with generally accepted accounting principles required at period end date.

See Notes to Consolidated Financial Statements.

22	JUNE 30, 2018

Janus Henderson Diversified Alternatives Fund

Notes to Consolidated Financial Statements

1. Organization and Significant Accounting Policies

Janus Henderson Diversified Alternatives Fund (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 49 funds which include multiple series of shares, with differing investment objectives and policies. The Fund seeks absolute return with low correlation to stocks and bonds. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares. Class D Shares are closed to certain new investors.

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus Henderson funds. Class D Shares are available only to investors who hold accounts directly with the Janus Henderson funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of: 1) certain adviser-assisted, employer-sponsored retirement plans, including 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans; and 2) retail investors purchasing in qualified or nonqualified accounts, whose accounts are held through an omnibus account at their financial intermediary, and where the financial intermediary requires no payment or reimbursement from the Fund, Janus Capital Management LLC (“Janus Capital”), or its affiliates. Class N Shares are also available to Janus Henderson proprietary products and to certain direct institutional investors approved by Janus Distributors LLC dba Janus Henderson Distributors (“Janus Henderson Distributors”) including, but not limited to, corporations, certain retirement plans, public plans, and foundations and endowments, subject to minimum investment requirements.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

Investment in Subsidiary

To qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”), 90% of the Fund’s income must be from certain qualified sources. Direct investment in many commodities-related investments generates income that is not from a qualifying source for purposes of meeting this 90% test. The Fund will seek to gain exposure to the commodity markets, in whole or in part, through investments in the Janus Diversified Alternatives Subsidiary, Ltd., a wholly-owned subsidiary of the Fund (”Subsidiary”) organized under the laws of the Cayman Islands, which is generally subject to the same investment policies and restrictions as the Fund. The Subsidiary

Janus Investment Fund	23

Janus Henderson Diversified Alternatives Fund

Notes to Consolidated Financial Statements

may invest without limitation in commodity index-linked swaps, commodity futures, commodity swaps, commodity-linked notes, and other commodity-linked derivative instruments. The Subsidiary may also invest in fixed-income securities and other investments which may serve as margin or collateral for the Subsidiary’s derivatives positions. The Fund may invest 25% or less of its total assets in the Subsidiary. Income or net capital gains from the Fund’s investment in the Subsidiary would be treated as ordinary income to the Fund. Janus Capital is the adviser to the Subsidiary. The Subsidiary will not be subject to U.S. laws (including securities laws) and their protections. The Subsidiary is subject to the laws of a foreign jurisdiction, which can be affected by developments in that jurisdiction.

By investing in the Subsidiary, the Fund will be indirectly exposed to the risks associated with the Subsidiary’s investments, which are generally similar to those that are permitted to be held by the Fund. The Subsidiary is not registered under the 1940 Act, and is not subject to all of the provisions of the 1940 Act. The IRS has previously issued a number of private letter rulings to mutual funds (but not the Fund) in which it ruled that income from a fund’s investment in a wholly-owned foreign subsidiary that invests in commodity-linked derivatives, such as the Subsidiary, constitutes qualifying income. The IRS has suspended issuance of any further private letter rulings pending a review of its position. A change in the IRS’ position or changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate and could adversely affect the Fund. In particular, unfavorable treatment of the income derived from the Fund’s investment in the Subsidiary could jeopardize the Fund’s status as a regulated investment company under the Code, which in turn may subject the Fund to higher tax rates and/or penalties. Additionally, the Commodity Futures Trading Commission (“CFTC”) adopted changes to Rule 4.5 under the Commodity Exchange Act in 2012 that required Janus Capital to register with the CFTC, and operation of the Fund and Subsidiary is subject to certain CFTC rules and regulations. Existing or new CFTC regulation may increase the costs of implementing the Fund’s strategies, which could negatively affect the Fund’s returns.

The Subsidiary was incorporated on December 28, 2012 as a wholly-owned subsidiary of Janus Diversified Alternatives Fund. As of June 30, 2018, the Fund owns 688,356 shares of the Subsidiary, with a market value of $10,512,961. This represents 9% of the Fund’s net assets. The Fund’s Consolidated Schedule of Investments, Consolidated Statement of Assets and Liabilities, Consolidated Statement of Operations, Consolidated Statements of Changes in Net Assets, and Consolidated Financial Highlights include the accounts of both the Fund and the Subsidiary. All inter-company transactions and balances have been eliminated in consolidation.

As of June 30, 2018, Subsidiary information included in the Consolidated Financial Statements is as follows:

Net assets	$ 10,512,961
Market value of investments	5,134,505
Net income/(loss)	43,748
Net realized gain/(loss)	2,667,165
Net change in unrealized appreciation/depreciation	373,536

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60

24	JUNE 30, 2018

Janus Henderson Diversified Alternatives Fund

Notes to Consolidated Financial Statements

days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Information on the valuation of certain derivatives is contained in Note 2 below.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2018 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Consolidated Schedule of Investments and Other Information.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the year. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of

Janus Investment Fund	25

Janus Henderson Diversified Alternatives Fund

Notes to Consolidated Financial Statements

the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class. Additionally, the Fund, as a shareholder in the Subsidiary, will also indirectly bear its pro rata share of the expenses incurred by the Subsidiary.

Estimates

The preparation of consolidated financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the consolidated financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the consolidated financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or the Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s consolidated financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

26	JUNE 30, 2018

Janus Henderson Diversified Alternatives Fund

Notes to Consolidated Financial Statements

On December 22, 2017, the Tax Cuts and Jobs Act was signed into law. Currently, Management does not believe the bill will have a material impact on the Fund’s intention to continue to qualify as a regulated investment company, which is generally not subject to U.S. federal income tax.

2. Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the year ended June 30, 2018 is discussed in further detail below. A summary of derivative activity by the Fund is reflected in the tables at the end of the Consolidated Statement of Investments.

The Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry of commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the

Janus Investment Fund	27

Janus Henderson Diversified Alternatives Fund

Notes to Consolidated Financial Statements

original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. Additionally, the Fund may deposit cash and/or treasuries as collateral with the counterparty and/or custodian daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized loss on OTC derivative contracts with a particular counterparty. All liquid securities and restricted cash are considered to cover in an amount at all times equal to or greater than the Fund’s commitment with respect to certain exchange-traded derivatives, centrally cleared derivatives, forward foreign currency exchange contracts, short sales, and/or securities with extended settlement dates. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital's ability to establish and maintain appropriate systems and trading.

Commodity-Linked Investments

The Fund may invest in commodity index-linked swap agreements, commodity options and futures, and options on futures that provide exposure to the investment returns of the commodities markets. The Fund may also invest in other commodity-linked derivative instruments, such as commodity-linked notes (“structured notes”). The Fund will seek to gain exposure to the commodity markets, in whole or in part, through investments in the Subsidiary which is generally subject to the same investment policies and restrictions as the Fund. The Subsidiary invests in commodity-linked investments and other investments which may serve as margin or collateral for the Subsidiary’s derivative positions. Such exposure may subject the Fund to greater volatility than investments in traditional securities. The value of a given commodity-linked derivative investment typically is based upon the price movements of a physical commodity (such as heating oil, livestock, or agricultural products), a commodity futures contract or commodity index, or some other readily measurable economic variable. The value of commodity-linked derivative instruments may therefore be affected by changes in overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry or commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Fund may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Fund may also invest in forward currency contracts for non-hedging purposes such as seeking to enhance returns. The Fund is subject to currency risk and counterparty risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

Forward currency contracts are valued by converting the foreign value to U.S. dollars by using the current spot U.S. dollar exchange rate and/or forward rate for that currency. Exchange and forward rates as of the close of the NYSE shall be used to value the forward currency contracts. The unrealized appreciation/(depreciation) for forward currency contracts is reported in the Consolidated Statement of Assets and Liabilities as a receivable or payable and in the Consolidated Statement of Operations for the change in unrealized net appreciation/depreciation (if applicable). The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a forward currency contract is reported on the Consolidated Statement of Operations (if applicable).

During the year, the Fund entered into forward currency contracts with the obligation to purchase foreign currencies in the future at an agreed upon rate in order to take a positive outlook on the related currency. These forward contracts seek to increase exposure to currency risk.

28	JUNE 30, 2018

Janus Henderson Diversified Alternatives Fund

Notes to Consolidated Financial Statements

During the year, the Fund entered into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to take a negative outlook on the related currency. These forward contracts seek to increase exposure to currency risk.

Futures Contracts

A futures contract is an exchange-traded agreement to take or make delivery of an underlying asset at a specific time in the future for a specific predetermined negotiated price. The Fund may enter into futures contracts to gain exposure to the stock market or other markets pending investment of cash balances or to meet liquidity needs. The Fund is subject to interest rate risk, equity risk, and currency risk in the normal course of pursuing its investment objective through its investments in futures contracts. The Fund may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts on commodities are valued at the settlement price on valuation date on the commodities exchange as reported by an approved vendor. Mini contracts, as defined in the description of the contract, shall be valued using the Actual Settlement Price or “ASET” price type as reported by an approved vendor. In the event that foreign futures trade when the foreign equity markets are closed, the last foreign futures trade price shall be used. Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Consolidated Statement of Assets and Liabilities (if applicable). The change in unrealized net appreciation/depreciation is reported on the Consolidated Statement of Operations (if applicable). When a contract is closed, a realized gain or loss is reported on the Consolidated Statement of Operations (if applicable), equal to the difference between the opening and closing value of the contract. Securities held by the Fund that are designated as collateral for market value on futures contracts are noted on the Consolidated Schedule of Investments (if applicable). Such collateral is in the possession of the Fund’s futures commission merchant.

With futures, there is minimal counterparty credit risk to the Fund since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

During the year, the Fund purchased interest rate futures to increase exposure to interest rate risk.

During the year, the Fund purchased commodity futures to increase exposure to commodity risk.

During the year, the Fund sold commodity futures to decrease exposure to commodity risk.

During the year, the Fund purchased futures on equity indices to increase exposure to equity risk.

During the year, the Fund purchased futures on currency indices to increase exposure to currency risk.

Swaps

Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year to exchange one set of cash flows for another. The most significant factor in the performance of swap agreements is the change in value of the specific index, security, or currency, or other factors that determine the amounts of payments due to and from the Fund. The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Swap transactions may in some instances involve the delivery of securities or other underlying assets by the Fund or its counterparty to collateralize obligations under the swap. If the other party to a swap that is not collateralized defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. Swap agreements entail the risk that a party will default on its payment obligations to the Fund. If the other party to a swap defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If the Fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Fund and reduce the Fund’s total return.

Swap agreements also bear the risk that the Fund will not be able to meet its obligation to the counterparty. Swap agreements are typically privately negotiated and entered into in the OTC market. However, certain swap agreements are required to be cleared through a clearinghouse and traded on an exchange or swap execution facility. Swaps that are required to be cleared are required to post initial and variation margins in accordance with the exchange requirements. Regulations enacted require the Fund to centrally clear certain interest rate and credit default index swaps through a clearinghouse or central counterparty (“CCP”). To clear a swap with a CCP, the Fund will submit the

Janus Investment Fund	29

Janus Henderson Diversified Alternatives Fund

Notes to Consolidated Financial Statements

swap to, and post collateral with, a futures clearing merchant (“FCM”) that is a clearinghouse member. Alternatively, the Fund may enter into a swap with a financial institution other than the FCM (the “Executing Dealer”) and arrange for the swap to be transferred to the FCM for clearing. The Fund may also enter into a swap with the FCM itself. The CCP, the FCM, and the Executing Dealer are all subject to regulatory oversight by the U.S. Commodity Futures Trading Commission (“CFTC”). A default or failure by a CCP or an FCM, or the failure of a swap to be transferred from an Executing Dealer to the FCM for clearing, may expose the Fund to losses, increase its costs, or prevent the Fund from entering or exiting swap positions, accessing collateral, or fully implementing its investment strategies. The regulatory requirement to clear certain swaps could, either temporarily or permanently, reduce the liquidity of cleared swaps or increase the costs of entering into those swaps.

Index swaps, interest rate swaps, and credit default swaps are valued using an approved vendor supplied price. Basket swaps are valued using a broker supplied price. Equity swaps that consist of a single underlying equity are valued either at the closing price, the latest bid price, or the last sale price on the primary market or exchange it trades. The market value of swap contracts are aggregated by positive and negative values and are disclosed separately as an asset or liability on the Fund’s Consolidated Statement of Assets and Liabilities (if applicable). Realized gains and losses are reported on the Fund’s Consolidated Statement of Operations (if applicable). The change in unrealized net appreciation or depreciation during the year is included in the Consolidated Statement of Operations (if applicable).

The Fund’s maximum risk of loss from counterparty risk or credit risk is the discounted value of the payments to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to cover the Fund’s exposure to the counterparty.

Total return swaps involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period. A fixed-income total return swap may be written on many different kinds of underlying reference assets, and may include different indices for various kinds of debt securities (e.g., U.S. investment grade bonds, high-yield bonds, or emerging market bonds).

During the year, the Fund entered into total return swaps on equity indices or custom baskets of equity indices to increase exposure to equity risk. These total return swaps require the Fund to pay a floating reference interest rate, and an amount equal to the negative price movement of securities or an index multiplied by the notional amount of the contract. The Fund will receive payments equal to the positive price movement of the same securities or index multiplied by the notional amount of the contract and, in some cases, dividends paid on the securities.

During the year, the Fund entered into total return swaps on equity indices to decrease exposure to equity risk. These total return swaps require the Fund to pay an amount equal to the positive price movement of securities or an index multiplied by the notional amount of the contract and, in some cases, dividends paid on the securities. The Fund will receive payments of a floating reference interest rate and an amount equal to the negative price movement of the same securities or index multiplied by the notional amount of the contract.

During the year, the Fund entered into total return swaps on a custom basket of commodity indices to increase exposure to commodity risk. These total return swaps require the Fund to pay a fixed or a floating reference interest rate, and an amount equal to the negative price movement of an index multiplied by the notional amount of the contract. The Fund will receive payments equal to the positive price movement of the same index multiplied by the notional amount of the contract.

During the year, the Fund entered into total return swaps on credit indices to increase exposure to credit risk. These total return swaps require the Fund to pay a floating reference interest rate, and an amount equal to the negative price movement of an index multiplied by the notional amount of the contract. The Fund will receive payments equal to the positive price movement of the same index multiplied by the notional amount of the contract.

3. Other Investments and Strategies

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this

30	JUNE 30, 2018

Janus Henderson Diversified Alternatives Fund

Notes to Consolidated Financial Statements

support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) of 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). There is considerable uncertainty about how Brexit will be conducted, how negotiations of necessary treaties and trade agreements will proceed, or how financial markets will react. In addition, one or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial

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Notes to Consolidated Financial Statements

transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the consolidated financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Consolidated Statement of Assets and Liabilities.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, in the event of a default and/or termination event, the Fund may offset with each counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. For financial reporting purposes, the Fund does not offset certain derivative financial instruments’ payables and receivables and related collateral on the Consolidated Statement of Assets and Liabilities.

The following tables present gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the “Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of June 30, 2018” table located in the Fund’s Consolidated Schedule of Investments.

Offsetting of Financial Assets and Derivative Assets

	Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

Goldman Sachs International	$225	$—	$—	$225
HSBC Securities (USA), Inc.	5,198	(5,198)	—	—
JPMorgan Chase & Co.(c)	6,400	—	—	6,400

Total	$11,823	$(5,198)	$—	$6,625
Offsetting of Financial Liabilities and Derivative Liabilities

	Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Liabilities	or Liability(a)	Pledged(b)	Net Amount

Barclays Capital, Inc.	$3,649	$—	$—	$3,649
HSBC Securities (USA), Inc.	23,320	(5,198)	—	18,122

Total	$26,969	$(5,198)	$—	$21,771
(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.
(c)

This counterparty has an ISDA Master Agreement with the Fund and a separate ISDA Master Agreement with the Subsidiary. Exposure from OTC derivatives can only be netted across transactions governed under the same ISDA Master Agreement with the same legal entity. The Fund and Subsidiary are recognized as two separate legal entities. As such, exposure cannot be netted. This line item represents the amount from the Subsidiary.

The Fund generally does not exchange collateral on its forward foreign currency contracts with its counterparties; however, all liquid securities and restricted cash are considered to cover in an amount at all times equal to or greater

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Janus Henderson Diversified Alternatives Fund

Notes to Consolidated Financial Statements

than the Fund’s commitment with respect to these contracts. Certain securities may be segregated at the Fund’s custodian. These segregated securities are denoted on the accompanying Consolidated Schedule of Investments and are evaluated daily to ensure their cover and/or market value equals or exceeds the Fund’s corresponding forward foreign currency exchange contract's obligation value.

The Fund may require the counterparty to pledge securities as collateral daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized gain on OTC derivative contracts with a particular counterparty. The Fund may deposit cash as collateral with the counterparty and/or custodian daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized loss on OTC derivative contracts with a particular counterparty. The collateral amounts are subject to minimum exposure requirements and initial margin requirements. Collateral amounts are monitored and subsequently adjusted up or down as valuations fluctuate by at least the minimum exposure requirement. Collateral may reduce the risk of loss.

Sovereign Debt

The Fund may invest in U.S. and non-U.S. government debt securities (“sovereign debt”). Some investments in sovereign debt, such as U.S. sovereign debt, are considered low risk. However, investments in sovereign debt, especially the debt of less developed countries, can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors including, but not limited to, its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, the relative size of its debt position in relation to its economy as a whole, the sovereign debtor’s policy toward international lenders, and local political constraints to which the governmental entity may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies, and other entities. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance, or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to timely service its debts. The Fund may be requested to participate in the rescheduling of such sovereign debt and to extend further loans to governmental entities, which may adversely affect the Fund’s holdings. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Fund may collect all or part of the sovereign debt that a governmental entity has not repaid. In addition, to the extent the Fund invests in non-U.S. sovereign debt, it may be subject to currency risk.

4. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund and the Subsidiary each pay Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Fund’s and the Subsidiary's contractual investment advisory fee rate (expressed as an annual rate).

Average Daily Net Assets of the Fund	Contractual Investment Advisory Fee (%)
First $1 Billion	1.00
Over $1 Billion	0.95

Janus Capital has contractually agreed to waive a portion of the Fund’s management fee in an amount equal to the management fee paid to Janus Capital by the Subsidiary. The management fee waiver arrangement related to the Subsidiary may not be discontinued by Janus Capital as long as its contract with the Subsidiary is in place.

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s total annual fund operating expenses, which include the other expenses of the Subsidiary, including the investment advisory fee, but excluding the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus/administrative fees payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 1.09% of the Fund’s average daily net assets. Janus Capital has agreed to continue the waivers until at least November 1, 2018. The previous expense limit (until November 1, 2017) was 1.25%.If applicable, amounts waived and/or reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement and Waivers” on the Consolidated Statement of Operations.

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Janus Henderson Diversified Alternatives Fund

Notes to Consolidated Financial Statements

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s and the Subsidiary's transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Consolidated Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Consolidated Statement of Operations.

The Fund’s Class D Shares pay an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Consolidated Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Consolidated Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital. For all share classes except Class D Shares, Janus Services also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.

Janus Services is compensated for its services related to the Fund’s Class D Shares. In addition to the administrative fees discussed above, Janus Services receives reimbursement for out-of-pocket costs it incurs for serving as transfer agent and providing, or arranging for, servicing to shareholders. These amounts are disclosed as “Other transfer agent fees and expenses” on the Consolidated Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Henderson Distributors, a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Henderson Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Consolidated Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual

34	JUNE 30, 2018

Janus Henderson Diversified Alternatives Fund

Notes to Consolidated Financial Statements

12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution and shareholder servicing fees” in the Consolidated Statement of Operations.

Janus Capital serves as administrator to the Fund pursuant to an administration agreement between Janus Capital and the Trust. Under the administration agreement, Janus Capital provides oversight and coordination of the Fund’s service providers, recordkeeping, and other administrative services, and is reimbursed by the Fund for certain of its costs in providing these services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. The Fund pays for some or all of the salaries, fees, and expenses of Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital (or any subadvisor, as applicable) provides to the Fund. These amounts are disclosed as “Affiliated Fund administration fees” on the Consolidated Statement of Operations. In addition, some expenses related to compensation payable to the Fund’s Chief Compliance Officer and certain compliance staff, all of whom are employees of Janus Capital and/or its affiliates, are shared with the Fund. Total compensation of $476,345 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended June 30, 2018. The Fund's portion is reported as part of “Other expenses” on the Consolidated Statement of Operations.

Effective April 1, 2018, BNP Paribas Financial Services (“BPFS”) provides certain administrative services to the Fund, including services related to Fund accounting, calculation of the Fund’s daily NAV, and Fund audit, tax, and reporting obligations, pursuant to a sub-administration agreement with Janus Capital on behalf of the Fund. As compensation for such services, Janus Capital pays BPFS a fee based on a percentage of the Fund’s assets, along with a flat fee, and is reimbursed by the Fund for amounts paid to BPFS (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). These amounts are disclosed as “Non-affiliated fund administration fees” on the Consolidated Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of June 30, 2018 on the Consolidated Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Consolidated Statement of Assets and Liabilities. Deferred compensation expenses for the year ended June 30, 2018 are included in “Non-interested Trustees’ fees and expenses” on the Consolidated Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $471,025 were paid by the Trust to the Trustees under the Deferred Plan during the year ended June 30, 2018.

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Henderson Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Henderson Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Fund's ability to withdraw investments from Janus Henderson Cash Liquidity Fund LLC at will, and

Janus Investment Fund	35

Janus Henderson Diversified Alternatives Fund

Notes to Consolidated Financial Statements

there are no unfunded capital commitments due from the Fund to Janus Henderson Cash Liquidity Fund LLC. The units of Janus Henderson Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the year ended June 30, 2018 can be found in the “Schedules of Affiliated Investments” located in the Consolidated Schedule of Investments.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Henderson Distributors and financial intermediaries. During the year ended June 30, 2018, Janus Henderson Distributors retained upfront sales charges of $78.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Henderson Distributors during the year ended June 30, 2018.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the year ended June 30, 2018, redeeming shareholders of Class C Shares paid CDSCs of $100.

As of June 30, 2018, shares of the Fund were owned by affiliates of Janus Henderson Investors, and/or other funds advised by Janus Henderson, as indicated in the table below:

Class	% of Class Owned	% of Fund Owned
Class A Shares	29%	1%
Class C Shares	65	1
Class D Shares	-	-
Class I Shares	-	-
Class N Shares	98	65
Class S Shares	100	1
Class T Shares	21	1

In addition, other shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

5. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations; (2) losses or deductions the Fund may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of deferred compensation, derivatives, and foreign currency contract adjustments. The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

			Loss Deferrals		Other Book	Net Tax
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Late-Year Ordinary Loss	Post-October Capital Loss	to Tax Differences	Appreciation/ (Depreciation)
$ 678,814	$ -	$ (332,257)	$ -	$ -	$ (35,369)	$ (631,026)

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Janus Henderson Diversified Alternatives Fund

Notes to Consolidated Financial Statements

Accumulated capital losses noted below represent net capital loss carryovers, as of June 30, 2018, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows these capital loss carryovers.

Capital Loss Carryover Schedule
For the year ended June 30, 2018
No Expiration
Short-Term	Long-Term	Accumulated Capital Losses
$ (332,257)	$ -	$ (332,257)

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2018 are noted below. The primary difference between book and tax appreciation or depreciation of investments is investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 108,630,501	$ 12,452	$ (643,478)	$ (631,026)

Information on the tax components of derivatives as of June 30, 2018 is as follows:

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 298,458	$ 6,400	$ (3,649)	$ 2,751

Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended June 30, 2018
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 2,926,822	$ 113,172	$ -	$ -

For the year ended June 30, 2017
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 1,805,193	$ -	$ -	$ -

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. The following reclassifications have been made to the Fund:

Janus Investment Fund	37

Janus Henderson Diversified Alternatives Fund

Notes to Consolidated Financial Statements

Increase/(Decrease) to Capital	Increase/(Decrease) to Undistributed Net Investment Income/Loss	Increase/(Decrease) to Undistributed Net Realized Gain/Loss
$ -	$ 1,685,785	$ (1,685,785)

6. Capital Share Transactions

	Year ended June 30, 2018		Year ended June 30, 2017
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	178,367	$ 1,824,059	68,349	$ 693,334
Reinvested dividends and distributions	8,168	82,741	8,507	84,982
Shares repurchased	(20,563)	(210,749)	(141,210)	(1,426,666)
Net Increase/(Decrease)	165,972	$ 1,696,051	(64,354)	$ (648,350)
Class C Shares:
Shares sold	18,346	$ 184,332	27,955	$ 276,529
Reinvested dividends and distributions	3,245	32,353	4,041	39,641
Shares repurchased	(7,945)	(79,314)	(3,618)	(35,814)
Net Increase/(Decrease)	13,646	$ 137,371	28,378	$ 280,356
Class D Shares:
Shares sold	200,339	$ 2,054,582	275,006	$2,801,234
Reinvested dividends and distributions	12,180	123,867	12,801	128,390
Shares repurchased	(176,901)	(1,816,899)	(289,307)	(2,938,495)
Net Increase/(Decrease)	35,618	$ 361,550	(1,500)	$ (8,871)
Class I Shares:
Shares sold	1,581,941	$16,285,667	730,298	$7,421,286
Reinvested dividends and distributions	37,380	380,532	10,483	105,459
Shares repurchased	(326,472)	(3,358,241)	(323,385)	(3,287,902)
Net Increase/(Decrease)	1,292,849	$13,307,958	417,396	$4,238,843
Class N Shares:
Shares sold	2,978,018	$30,971,228	815,553	$8,243,513
Reinvested dividends and distributions	219,132	2,237,334	132,356	1,334,148
Shares repurchased	(659,996)	(6,802,451)	(763,744)	(7,791,468)
Net Increase/(Decrease)	2,537,154	$26,406,111	184,165	$1,786,193
Class S Shares:
Shares sold	98	$ 1,000	-	$ -
Reinvested dividends and distributions	3,311	33,374	4,173	41,439
Shares repurchased	-	-	-	-
Net Increase/(Decrease)	3,409	$ 34,374	4,173	$ 41,439
Class T Shares:
Shares sold	435,554	$ 4,472,608	301,264	$3,042,024
Reinvested dividends and distributions	14,630	148,058	7,049	70,488
Shares repurchased	(182,986)	(1,869,999)	(102,214)	(1,039,377)
Net Increase/(Decrease)	267,198	$ 2,750,667	206,099	$2,073,135

7. Purchases and Sales of Investment Securities

For the year ended June 30, 2018, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$ -	$ 2,575,000	$ -	$ -

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Notes to Consolidated Financial Statements

8. Recent Accounting Pronouncements

The Securities and Exchange Commission ("SEC") adopted new rules as well as amendments to its rules to modernize the reporting and disclosure of information by registered investment companies. In addition, the SEC adopted amendments to Regulation S-X, which require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date of the amendments to Regulation S-X was August 1, 2017. This report incorporates the amendments to Regulation S-X.

The FASB issued Accounting Standards Update No. 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities ("ASU 2017-08") to amend the amortization period for certain purchased callable debt securities held at a premium. The guidance requires certain premiums on callable debt securities to be amortized to the earliest call date. The amortization period for callable debt securities purchased at a discount will not be impacted. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Early adoption is permitted, including adoption in an interim period. Management is currently evaluating the impacts of ASU 2017-08 on the financial statements.

9. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to June 30, 2018 and through the date of issuance of the Fund’s consolidated financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s consolidated financial statements.

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Investment Fund and Shareholders of Janus Henderson Diversified Alternatives Fund:

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of Janus Henderson Diversified Alternatives Fund (one of the funds constituting Janus Investment Fund, referred to hereafter as the "Fund") as of June 30, 2018, the related consolidated statement of operations for the year ended June 30, 2018, the consolidated statements of changes in net assets for each of the two years in the period ended June 30, 2018, including the related notes, and the consolidated financial highlights for each of the five years in the period ended June 30, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended June 30, 2018 and the financial highlights for each of the five years in the period ended June 30, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Denver, Colorado
August 17, 2018

We have served as the auditor of one or more investment companies in Janus Henderson Funds since 1990.

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Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Fund is required to disclose its complete holdings on Form N-Q within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to Fund shareholders. These reports (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free)  (or 1-800-525-3713 if you hold Class D shares). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag. Holdings are generally posted approximately two business days thereafter under Full Holdings for the Fund at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 14 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

Additionally, in connection with their consideration of whether to continue the investment advisory agreement and subadvisory agreement for each Fund, as applicable, the Trustees also received and reviewed information in connection with the transaction to combine the respective businesses of Henderson Group plc and Janus Capital Group, Inc., the parent company of Janus Capital (the “Transaction”), announced in October 2016, which closed in the second quarter of 2017. In this regard, the Trustees reviewed information regarding the impact of the Transaction on the services to be provided by Janus Capital and each subadviser, as applicable, to the Funds under such agreements prior to the close of the Transaction as well as the services provided after the Transaction closed.

At a meeting held on December 7, 2017, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from February 1, 2018 through February 1, 2019, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the

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Additional Information (unaudited)

agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees (excluding out of pocket costs), net of any waivers.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has been strong: for the 36 months ended September 30, 2017, approximately 70% of the Funds were in the top two quartiles of performance, as reported by Morningstar, and for the 12 months ended September 30, 2017, approximately 46% of the Funds were in the top two quartiles of performance, as reported by Morningstar.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Alternative Funds

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson International Long/Short Equity Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and the Fund’s limited performance history.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge

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Additional Information (unaudited)

quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Fixed-Income Funds

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Unconstrained Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Real Return Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Strategic Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

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Additional Information (unaudited)

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson International Small Cap Fund, the Trustees noted that, due to limited performance for the Fund, performance history was not a material factor.

• For Janus Henderson International Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that

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Additional Information (unaudited)

the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson All Asset Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

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Additional Information (unaudited)

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and the Fund’s limited performance history.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital and Intech had taken or were taking to improve performance, and the Fund’s limited performance history.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Intech had taken or were taking to improve performance.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Select Value Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

Janus Aspen Series

• For Janus Henderson Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

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Additional Information (unaudited)

• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Forty Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Allocation Portfolio – Moderate, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Research Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Technology Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Unconstrained Bond Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and the Fund’s limited performance history.

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Overseas Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Research Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Fund’s performance warranted continuation of the Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of

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Additional Information (unaudited)

that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration, but excluding out-of-pocket costs) fees for many of the Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 10% below the average total expenses of their respective Broadridge Expense Group peers and 18% below the average total expenses for their Broadridge Expense Universes; (3) management fees for the Funds, on average, were 8% below the average management fees for their Expense Groups and 9% below the average for their Expense Universes; and (4) Fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered the total expenses for each share class of each Fund compared to the average total expenses for its Broadridge Expense Group peers and to average total expenses for its Broadridge Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and expense waivers on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional clients and to the fees Janus Capital charges to funds subadvised by Janus Capital; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) Janus mutual fund investors enjoy reasonable fees relative to the fees charged to Janus institutional and subadvised fund investors; (4) in three of seven product categories, the Funds receive proportionally better pricing than the industry in relation to Janus institutional clients; and (5) in seven of eight strategies, Janus Capital has lower management fees than funds subadvised by Janus Capital’s portfolio managers.

The Trustees considered the fees for each Fund for its fiscal year ended in 2016, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Alternative Funds

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Long/Short Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were

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Additional Information (unaudited)

reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Fixed-Income Funds

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Unconstrained Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Real Return Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to waive 11 basis points of management fees effective February 1, 2018 and also has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Strategic Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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Additional Information (unaudited)

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson International Small Cap Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

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Additional Information (unaudited)

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson All Asset Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s total expenses effective June 5, 2017.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Research Fund, the Trustees noted that, although the Fund’s total expenses were equal to or exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective February 1, 2017.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

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Additional Information (unaudited)

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Select Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group averages for all share classes.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Janus Aspen Series

• For Janus Henderson Balanced Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Global Allocation Portfolio - Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Technology Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Unconstrained Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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Additional Information (unaudited)

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Overseas Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for its sole share class.

The Trustees reviewed information on the overall profitability to Janus Capital and its affiliates of their relationship with the Funds, and considered profitability data of other fund managers. The Trustees also considered the financial information, estimated profitability and corporate structure of Janus Capital’s parent company before and after the Transaction. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. The Trustees also noted that the Trustees’ independent fee consultant reviewed the overall profitability of Janus Capital’s parent company prior to the Transaction, and the independent fee consultant found that, while assessing the reasonableness of Fund expenses in light of such profits was dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons were limited in accuracy by differences in complex size, business mix, institutional account orientation and other factors, after accepting these limitations, the level of profit earned by Janus Capital’s parent company was reasonable. In this regard, the independent consultant concluded that the profitability of Janus Capital’s parent company did not show excess nor did it show any insufficiency that could limit the ability to invest the resources needed to drive strong future investment performance on behalf of the Funds.

Additionally, the Trustees considered the estimated profitability to Janus Capital from the investment management services it provided to each Fund. The Trustees also considered such estimated profitability taking into account the impact of the Transaction on Janus Capital’s expense structure on a pro forma basis. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Fund is necessarily a product of the allocation methodology utilized by Janus Capital to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant concluded that (1) the expense allocation methodology utilized by Janus Capital was reasonable and (2) the estimated profitability to Janus Capital from the investment management services it provided to each Fund was reasonable, including after taking into account the impact of the Transaction on Janus Capital’s expense structure on a pro forma basis. The Trustees also considered that the estimated profitability for an individual Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that Janus Capital’s estimated profitability with respect to each Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Funds was not a material factor in the Board’s approval of the reasonableness of any Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that each Fund’s total expenses were reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

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Additional Information (unaudited)

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted their independent fee consultant’s analysis of economies of scale in prior years. They also noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 86% of these Funds’ share classes have contractual management fees (gross of waivers) below their Broadridge expense group averages. They also noted that for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing certain of these Funds because they have not reached adequate scale. Moreover, as the assets of some of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

The independent fee consultant concluded that, given the limitations of various analytical approaches to economies of scale it had considered in prior years, and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus complex. The independent consultant concluded that (1) to the extent there were economies of scale at Janus Capital, Janus Capital’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Funds, Janus Capital appeared to be investing to increase the likelihood that these Funds will grow to a level to achieve any scale economies that may exist. Further, the independent fee consultant provided its belief that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Funds from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and/or the subadvisers benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Fund could attract other business to Janus Capital, the subadvisers or other Janus funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Funds.

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Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was June 30, 2018. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Consolidated Financial Highlights” in this report.

Consolidated Schedule of Investments

Following the performance overview section is the Fund’s Consolidated Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Consolidated Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Consolidated Schedule of Investments (if applicable).

Consolidated Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

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Useful Information About Your Fund Report (unaudited)

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Consolidated Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Consolidated Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Consolidated Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Consolidated Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. Also included are ratios of expenses and net investment income to average net assets.

56	JUNE 30, 2018

Janus Henderson Diversified Alternatives Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

Janus Investment Fund	57

Janus Henderson Diversified Alternatives Fund

Designation Requirements (unaudited)

For federal income tax purposes, the Fund designated the following for the year ended June 30, 2018:

Capital Gain Distributions	$113,172
Qualified Dividend Income Percentage	100%

58	JUNE 30, 2018

Janus Henderson Diversified Alternatives Fund

Trustees and Officers (unaudited)

The Fund’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Fund’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Fund’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Fund’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Aspen Series. Collectively, these two registered investment companies consist of 61 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Fund may also be officers and/or directors of Janus Capital. Except as otherwise disclosed, Fund officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer, as authorized by the Trustees.

Janus Investment Fund	59

Janus Henderson Diversified Alternatives Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Managing Partner, Impact Investments, Athena Capital Advisors LLC (independent registered investment advisor) (since 2016) and Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations). Formerly, Chief Executive Officer, Imprint Capital (impact investment firm) (2013-2015) and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	61

Director of Mutual Fund Directors Forum (a non-profit organization serving independent directors of U.S. mutual funds), Chairman of the Board and Trustee of The Investment Fund for Foundations Investment Program (TIP) (consisting of 2 funds), and Director of the F.B. Heron Foundation (a private grantmaking foundation).

60	JUNE 30, 2018

Janus Henderson Diversified Alternatives Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Trustee	1/13-Present	Executive Vice President, Institutional Markets, of Black Creek Group (private equity real estate investment management firm) (since 2012). Formerly, Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	61

Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of MotiveQuest LLC (strategic social market research company) (2003-2016); Director of Nuveen Global Investors LLC (2007-2011); Director of Communities in Schools (2004-2010); and Director of Mutual Fund Education Alliance (until 2010).

Janus Investment Fund	61

Janus Henderson Diversified Alternatives Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Managing Member and Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Venture Partner for The Edgewater Funds (a middle market private equity firm) (2002-2004); Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000); and Chief Investment Officer of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	61

Advisory Board Member, Innovate Partners Emerging Growth and Equity Fund I (early stage venture capital fund) (since 2014) and Managing Trustee of National Retirement Partners Liquidating Trust (since 2013). Formerly, Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013); Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009); Director of RemedyTemp, Inc. (temporary help services company) (1996-2006); and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

62	JUNE 30, 2018

Janus Henderson Diversified Alternatives Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	6/16-Present	Founder, Daraja Capital (advisory and investment firm) (since 2016), and Senior Advisor, Albright Stonebridge Group LLC (global strategy firm) (since 2016). Formerly, Senior Vice President (2011-2015), Albright Stonebridge Group LLC; and Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	61	Director of Brightwood Capital Advisors, LLC (since 2014).
Gary A. Poliner 151 Detroit Street Denver, CO 80206 DOB: 1953	Trustee	6/16-Present	Retired. Formerly, President (2010-2013) of Northwestern Mutual Life Insurance Company.	61

Director of MGIC Investment Corporation (private mortgage insurance) (since 2013) and West Bend Mutual Insurance Company (property/casualty insurance) (since 2013). Formerly, Trustee of Northwestern Mutual Life Insurance Company (2010-2013); and Director of Frank Russell Company (global asset management firm) (2008-2013).

Janus Investment Fund	63

Janus Henderson Diversified Alternatives Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
James T. Rothe 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	1/97-Present	Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Co-founder and Managing Director of Roaring Fork Capital SBIC, L.P. (SBA SBIC fund focusing on private investment in public equity firms) (2004-2014), Professor of Business of the University of Colorado (2002-2004), and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	61	Formerly, Director of Red Robin Gourmet Burgers, Inc. (RRGB) (2004- 2014).
William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	6/84-Present	Retired. Formerly, President and founder of HPS Products and Corporate Vice President of MKS Instruments, Boulder, CO (a provider of advanced process control systems for the semiconductor industry) (1976-2012).	61	None

64	JUNE 30, 2018

Janus Henderson Diversified Alternatives Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Diane L. Wallace 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	6/17-Present	Retired.	61

Formerly, Independent Trustee, Henderson Global Funds (13 portfolios) (2015-2017); Independent Trustee, State Farm Associates' Funds Trust, State Farm Mutual Fund Trust, and State Farm Variable Product Trust (28 portfolios) (2013-2017). Chief Operating Officer, Senior Vice President-Operations, and Chief Financial Officer for Driehaus Capital Management, LLC (1988-2006); and Treasurer of Driehaus Mutual Funds (1996-2002).

Janus Investment Fund	65

Janus Henderson Diversified Alternatives Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	61

Director of Chicago Community Trust (Regional Community Foundation), Chicago Council on Global Affairs, InnerWorkings (U.S. provider of print procurement solutions to corporate clients), Lurie Children’s Hospital (Chicago, IL), Shirley Ryan Ability Lab and Wrapports, LLC (digital communications company). Formerly, Director of Walmart (until 2017); Director of Chicago Convention & Tourism Bureau (until 2014); and The Field Museum of Natural History (Chicago, IL) (until 2014).

66	JUNE 30, 2018

Janus Henderson Diversified Alternatives Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Ashwin Alankar 151 Detroit Street Denver, CO 80206 DOB: 1974	Executive Vice President and Co-Portfolio Manager Janus Henderson Diversified Alternatives Fund	7/16-Present

Senior Vice President and Global Head of Asset Allocation and Risk Management of Janus Capital and Portfolio Manager for other Janus Henderson accounts. Formerly, Co-Chief Investment Officer of AllianceBernstein's Tail Risk Parity (2010-2014).

John S. Fujiwara 151 Detroit Street Denver, CO 80206 DOB: 1960	Executive Vice President and Co-Portfolio Manager Janus Henderson Diversified Alternatives Fund	12/12-Present	Portfolio Manager for other Janus Henderson accounts. Formerly, Senior Principal at Absolute Plus Management, LLC (2006-2012).
Bruce L. Koepfgen 151 Detroit Street Denver, CO 80206 DOB: 1952	President and Chief Executive Officer	7/14-Present

Head of North America at Janus Henderson Investors and Janus Capital Management LLC (since 2017); Executive Vice President and Director of Janus International Holding LLC (since 2011); Executive Vice President of Janus Distributors LLC (since 2011); Vice President and Director of Intech Investment Management LLC (since 2011); Executive Vice President and Director of Perkins Investment Management LLC (since 2011); and Executive Vice President and Director of Janus Management Holdings Corporation (since 2011). Formerly, President of Janus Capital Group Inc. and Janus Capital Management LLC (2013-2017); Executive Vice President of Janus Services LLC (2011-2015), Janus Capital Group Inc. and Janus Capital Management LLC (2011-2013); and Chief Financial Officer of Janus Capital Group Inc., Janus Capital Management LLC, Janus Distributors LLC, Janus Management Holdings Corporation, and Janus Services LLC (2011-2013).

Janus Investment Fund	67

Janus Henderson Diversified Alternatives Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Susan K. Wold 151 Detroit Street Denver, CO 80206 DOB: 1960	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	9/17-Present

Senior Vice President and Head of Compliance, North America for Janus Henderson (since September 2017);
Formerly, Vice President, Head of Global Corporate Compliance, and Chief Compliance Officer for Janus
Capital Management LLC (May 2017- September 2017); Vice President, Compliance at Janus Capital Group Inc. and Janus Capital Management LLC
(2005-2017).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital and Janus Services LLC.
Kathryn L. Santoro 151 Detroit Street Denver, CO 80206 DOB: 1974	Vice President, Chief Legal Counsel, and Secretary	12/16-Present

Vice President of Janus Capital and Janus Services LLC (since 2016). Formerly, Vice President and Associate Counsel of Curian Capital, LLC and Curian Clearing LLC (2013-2016); and General Counsel and Secretary (2011-2012) and Vice President (2009-2012) of Old Mutual Capital, Inc.

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

68	JUNE 30, 2018

Janus Henderson Diversified Alternatives Fund

Notes

NotesPage1

Janus Investment Fund	69

Knowledge. Shared

At Janus Henderson, we believe in the sharing of expert insight for better investment and business decisions. We call this ethos Knowledge. Shared.

Learn more by visiting janushenderson.com.

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson, Janus, Henderson, Perkins, Intech and Henderson Geneva are trademarks or registered trademarks of Janus Henderson Investors. © Janus Henderson Investors. The name Janus Henderson Investors includes HGI Group Limited, Henderson Global Investors (Brand Management) Sarl and Janus International Holding LLC.

Funds distributed by Janus Henderson Distributors

125-02-93018 08-18

ANNUAL REPORT June 30, 2018

Janus Henderson Dividend & Income Builder Fund

Janus Investment Fund

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson Dividend & Income Builder Fund

Janus Henderson Dividend & Income Builder Fund (unaudited)

FUND SNAPSHOT

The Janus Henderson Dividend & Income Builder Fund is a global portfolio of income-producing securities. The Fund invests primarily in dividend-paying equities, with an allocation to fixed income securities. The equity and fixed income allocation is driven by assessment of the relative attractiveness of income opportunities within each asset class and views on the broader market environment. Within the equity allocation, we seek companies that pay an attractive and sustainable dividend yield with the capability to grow over the medium to long term. The fixed income allocation is used opportunistically in the 10%-30% range as well as to seek to protect capital when the portfolio management team thinks the macro environment dictates; this allows us to seek to reduce the beta further when appropriate.

Alex Crooke co-portfolio manager	Job Curtis co-portfolio mangers	Ben Lofthouse co-portfolio manager	Jenna Barnard co-portfolio manager	John Pattullo co-portfolio manager

PERFORMANCE

The Janus Henderson Dividend & Income Builder Fund Class I Shares returned 4.86% over the 12-month reporting period ended June 30, 2018. The Fund’s primary benchmark, the MSCI World IndexSM, returned 11.09%, and its peer group, the Morningstar World Allocation category, returned 5.40%.

INVESTMENT ENVIRONMENT

After a period of synchronized global economic growth in 2017, surprisingly positive U.S. economic growth indicators at the end of January caused the market to reappraise U.S. inflation expectations and increase forecasts for the number of U.S. interest rate hikes. This triggered volatility in both equity and bond markets. Corporate bonds and some higher yielding equities sold off, losing their defensive characteristics for a period; in fact many of the least economically sensitive shares sold off the most. More recently, trade concerns have resulted in the market starting to worry about slowing growth, and with that came a change in market leadership where defensive stocks and sectors started to outperform again. The one consistent theme of the year has been the strong leadership of technology shares.

Overseas markets have underperformed the U.S. over this period. From an economic viewpoint, growth outside the U.S. has been picking up, and monetary policy remains highly accommodative in most economies, which is positive for their growth outlooks. The potential negative market impact of increasing interest rates on U.S. economic growth may have been offset by 2018’s U.S. tax reform, which has increased investor confidence in U.S. corporate spending and earnings trends. This should also be good for global economic growth. Politically, the environment outside the U.S. has been more difficult and this has reduced investor confidence in some markets, notably much of the emerging markets and Europe.

Outside of the inflation shock at the start of 2018, the inflation picture around the world has been relatively benign. Further, reports from the corporate sector have broadly been positive to unchanged, suggesting that some of the market sell-off may have been overdone.

PERFORMANCE DISCUSSION

The Fund delivered positive returns and met its income growth objectives over the period; however it underperformed its primary benchmark, the MSCI World Index.

Janus Investment Fund	1

Janus Henderson Dividend & Income Builder Fund (unaudited)

By sector, the Fund’s defensive bias and bond allocation were a detractor as the market favored cyclicals (led by technology) over the period. More broadly at the sector level, the Fund’s overweight in energy was a positive contributor to returns. The Fund increased its energy position over the last year to an overweight position on the back of an improvement in cash flows for the sector, which has increased dividend cover. The recent increase in the oil price further supports the investment case, and we believe there is scope for dividend yields to compress as the market gains confidence in the sustainability of dividend payments. Among the largest relative detractors by sector was the Fund’s position to the European financials sector as shares sold off toward the end of the period in sympathy with troubles in Italy and Italian bond yields. While share prices have been volatile, the balance sheets of the portfolio’s holdings are strong and the regulatory environment has become much clearer. The positions have been held and offer considerable value, in our opinion.

The Fund’s overweight allocation to Europe (including the UK), had a negative impact on relative performance. The region is generally recovering, but remains vulnerable to political uncertainty. Many of the holdings in the region are global companies, though, and trade at considerable discounts to their peers listed elsewhere. Due to this overweight position, currency was also a detractor to the performance of overseas stocks. After a weak 2017, the U.S. dollar was strong during the second quarter of 2018; against the euro and pound the USD was up over 5%.

In the fixed income allocation, returns over the period were slightly negative. We have taken a defensive approach to the portfolio and the proportion of investment-grade bonds has been increased to seek to provide more downside protection in the event of economic deterioration. While we are comfortable with this from a portfolio construction point of view, in the short term the spread widening has impacted returns.

Please see the Derivative Instruments section in the “Notes to Financial Statements” for a discussion of derivatives used by the fund.

OUTLOOK

The Fund remains defensively positioned, with overweight positions in sectors/industries including telecommunication services, tobacco and pharmaceuticals. We believe these sectors have attractive dividend yields and offer good value on a number of metrics. A number of cyclical sectors have performed well and despite the robust economic backdrop, we are finding fewer opportunities here. We will continue with our existing strategy of identifying companies that pay an attractive and sustainable dividend that we believe has capacity to grow over the medium to long term.

Bond markets have so far been fairly challenging this year after an exceptionally strong 2017. We may be through the worst of the inflation breakout fears and we believe that the majority of the bond bear market is behind us. Credit markets have repriced somewhat to a more attractive level but not to a level that we would consider cheap. We continue to expect coupons to be the main source of returns for the fixed income allocation.

Thank you for your investment in Janus Henderson Dividend & Income Builder Fund.

2	JUNE 30, 2018

Janus Henderson Dividend & Income Builder Fund (unaudited)

Fund At A Glance

June 30, 2018

	5 Top Performers - Holdings		5 Bottom Performers - Holdings
		Contribution		Contribution
	Microsoft Corp	1.48%	General Electric Co	-0.42%
	BP PLC	0.71%	Standard Chartered PLC	-0.30%
	Royal Dutch Shell PLC	0.69%	Philip Morris International Inc	-0.29%
	Cisco Systems Inc	0.54%	Japan Tobacco Inc	-0.28%
	Renault SA	0.52%	Pandora A/S	-0.24%

	5 Top Performers - Sectors*
		Fund	Fund Weighting	MSCI World Index (Net)
		Contribution	(Average % of Equity)	Weighting
	Energy	1.47%	9.37%	6.22%
	Materials	0.39%	4.44%	5.12%
	Real Estate	0.36%	4.34%	3.06%
	Utilities	0.07%	2.97%	3.02%
	Telecommunication Services	-0.14%	5.49%	2.74%

	5 Bottom Performers - Sectors*
		Fund	Fund Weighting	MSCI World Index (Net)
		Contribution	(Average % of Equity)	Weighting
	Financials	-1.70%	18.77%	17.94%
	Industrials	-1.34%	11.40%	11.51%
	Consumer Staples	-1.04%	11.15%	8.83%
	Information Technology	-0.80%	8.81%	17.13%
	Other**	-0.61%	5.45%	0.00%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
**	Not a GICS classified sector.

Janus Investment Fund	3

Janus Henderson Dividend & Income Builder Fund (unaudited)

Fund At A Glance

June 30, 2018

5 Largest Equity Holdings - (% of Net Assets)
Microsoft Corp
Software	3.4%
Nestle SA
Food Products	2.3%
Pfizer Inc
Pharmaceuticals	2.1%
RELX NV
Professional Services	1.9%
BP PLC
Oil, Gas & Consumable Fuels	1.8%
11.5%

Asset Allocation - (% of Net Assets)
Common Stocks	78.3%
Corporate Bonds	16.2%
Investment Companies	5.3%
Other	0.2%
100.0%

Top Country Allocations - Long Positions - (% of Investment Securities)
As of June 30, 2018	As of June 30, 2017

4	JUNE 30, 2018

Janus Henderson Dividend & Income Builder Fund (unaudited)

Performance

See important disclosures on the next page.

				Expense Ratios -
Average Annual Total Return - for the periods ended June 30, 2018				per the October 27, 2017 prospectuses
	One Year	Five Year	Since Inception*	Total Annual Fund Operating Expenses	Net Annual Fund Operating Expenses
Class A Shares at NAV	4.63%	7.12%	7.99%	1.30%	1.15%
Class A Shares at MOP	-1.39%	6.04%	7.05%
Class C Shares at NAV	3.85%	6.30%	7.17%	2.07%	1.92%
Class C Shares at CDSC	2.85%	6.30%	7.17%
Class D Shares(1)	4.77%	7.26%	8.12%	1.15%	1.00%
Class I Shares	4.86%	7.37%	8.24%	1.09%	0.94%
Class N Shares	4.94%	7.29%	8.15%	1.15%	1.00%
Class S Shares	4.52%	6.92%	7.77%	1.50%	1.35%
Class T Shares	4.66%	7.15%	8.01%	1.25%	1.10%
MSCI World Index (Net)	11.09%	9.94%	11.31%
Morningstar Quartile - Class I Shares	3rd	1st	1st
Morningstar Ranking - based on total returns for World Allocation Funds	254/487	23/413	31/399

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Net expense ratios reflect the expense waiver, if any, contractually agreed to through November 1, 2018.

Janus Investment Fund	5

Janus Henderson Dividend & Income Builder Fund (unaudited)

Performance

The expense ratios shown are estimated.

Performance may be affected by risks that include those associated with non-diversification, portfolio turnover, short sales, potential conflicts of interest, foreign and emerging markets, initial public offerings (IPOs), high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), derivatives, and commodity-linked investments. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes..

See Financial Highlights for actual expense ratios during the reporting period.

Returns of the Fund shown prior to June 5, 2017, are those for Henderson Dividend & Income Builder Fund (the “Predecessor Fund”), which merged into the Fund after the close of business on June 2, 2017. The Predecessor Fund was advised by Henderson Global Investors (North America) Inc. and subadvised by Henderson Investment Management Limited. Class A Shares, Class C Shares, Class I Shares, and Class R6 Shares of the Predecessor Fund were reorganized into Class A Shares, Class C Shares, Class I Shares, and Class N Shares, respectively, of the Fund. In connection with this reorganization, certain shareholders of the Predecessor Fund who held shares directly with the Predecessor Fund and not through an intermediary had the Class A Shares, Class C Shares, Class I Shares, and Class N Shares of the Fund received in the reorganization automatically exchanged for Class D Shares of the Fund following the reorganization. Class A Shares, Class C Shares, and Class I Shares of the Predecessor Fund commenced operations with the Predecessor Fund’s inception on August 1, 2012. Class R6 Shares of the Predecessor Fund commenced operations on November 30, 2015. Class D Shares, Class S Shares, and Class T Shares commenced operations on June 5, 2017.

Performance of Class A Shares shown for periods prior to June 5, 2017, reflects the performance of Class A Shares of the Predecessor Fund, calculated using the fees and expenses of Class A Shares of the Predecessor Fund, in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Performance of Class C Shares shown for periods prior to June 5, 2017, reflects the performance of Class C Shares of the Predecessor Fund, calculated using the fees and expenses of Class C Shares of the Predecessor Fund, in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Performance of Class I Shares shown for periods prior to June 5, 2017, reflects the performance of Class I Shares of the Predecessor Fund, calculated using the fees and expenses of Class I Shares of the Predecessor Fund, in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Performance of Class N Shares shown for periods prior to June 5, 2017, reflects the performance of Class R6 Shares of the Predecessor Fund, calculated using the fees and expenses of Class R6 Shares of the Predecessor Fund, in effect during the periods shown, net of any applicable fee and expense limitations or waivers, except that for periods prior to November 30, 2015, performance for Class N Shares reflects the performance of Class I Shares of the Predecessor Fund, calculated using the estimated fees and expenses of Class N Shares, net of any applicable fee and expense limitations or waivers.

Performance of Class S Shares shown for periods prior to June 5, 2017, reflects the performance of Class I Shares of the Predecessor Fund, calculated using the estimated fees and expenses of Class S Shares, net of any applicable fee and expense limitations or waivers.

Performance of Class T Shares shown for periods prior to June 5, 2017, reflects the performance of Class I Shares of the Predecessor Fund, calculated using the estimated fees and expenses of Class T Shares, net of any applicable fee and expense limitations or waivers.

Performance of Class D Shares shown for periods prior to June 5, 2017, reflects the performance of Class I Shares of the Predecessor Fund, calculated using the estimated fees and expenses of Class D Shares, net of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2018 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See important disclosures on the next page.

6	JUNE 30, 2018

Janus Henderson Dividend & Income Builder Fund (unaudited)

Performance

See “Useful Information About Your Fund Report.”

Effective June 5, 2017, the Fund’s performance is compared to the MSCI World Index net of foreign withholding taxes. Previously, the Predecessor Fund used the MSCI World Index gross of foreign withholding taxes. The net version of the benchmark is believed to more closely reflect the Fund’s investment universe.

*The Predecessor Fund’s inception date – August 1, 2012

(1) Closed to certain new investors.

Janus Investment Fund	7

Janus Henderson Dividend & Income Builder Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (1/1/18)	Ending Account Value (6/30/18)	Expenses Paid During Period (1/1/18 - 6/30/18)†	Beginning Account Value (1/1/18)	Ending Account Value (6/30/18)	Expenses Paid During Period (1/1/18 - 6/30/18)†	Net Annualized Expense Ratio (1/1/18 - 6/30/18)
Class A Shares	$1,000.00	$975.10	$5.58	$1,000.00	$1,019.14	$5.71	1.14%
Class C Shares	$1,000.00	$971.10	$9.33	$1,000.00	$1,015.32	$9.54	1.91%
Class D Shares	$1,000.00	$975.60	$4.85	$1,000.00	$1,019.89	$4.96	0.99%
Class I Shares	$1,000.00	$976.50	$4.41	$1,000.00	$1,020.33	$4.51	0.90%
Class N Shares	$1,000.00	$976.60	$4.17	$1,000.00	$1,020.58	$4.26	0.85%
Class S Shares	$1,000.00	$974.70	$6.02	$1,000.00	$1,018.70	$6.16	1.23%
Class T Shares	$1,000.00	$975.40	$5.44	$1,000.00	$1,019.29	$5.56	1.11%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

8	JUNE 30, 2018

Janus Henderson Dividend & Income Builder Fund

Schedule of Investments

June 30, 2018

Shares or Principal Amounts		Value
Corporate Bonds – 16.2%
Banking – 2.3%
Barclays Bank PLC, ICE LIBOR USD 3 Month + 1.5500%, 6.2780%µ	$910,000	$990,899
HBOS Capital Funding LP, 6.8500%µ	100,000	100,875
Lloyds Banking Group PLC, 4.6500%, 3/24/26	500,000	491,801
Lloyds Banking Group PLC, ICE LIBOR USD 3 Month + 1.2700%, 6.6570%µ	412,000	439,925
Royal Bank of Scotland Group PLC, 6.1000%, 6/10/23	1,000,000	1,052,856
Wachovia Capital Trust III, ICE LIBOR USD 3 Month + 0.9300%, 5.5698%µ	1,000,000	990,000
		4,066,356
Capital Goods – 0.8%
Berry Global Inc, 5.1250%, 7/15/23	433,000	429,211
Crown Americas LLC / Crown Americas Capital Corp IV, 4.5000%, 1/15/23	1,000,000	980,000
		1,409,211
Communications – 5.3%
AT&T Inc, 2.4500%, 6/30/20	1,000,000	984,390
CCO Holdings LLC / CCO Holdings Capital Corp, 5.8750%, 5/1/27 (144A)	500,000	488,125
Crown Castle International Corp, 3.8000%, 2/15/28	1,000,000	935,294
Deutsche Telekom International Finance BV, 1.9500%, 9/19/21	1,000,000	953,233
Sirius XM Radio Inc, 6.0000%, 7/15/24 (144A)	1,000,000	1,018,750
Telenet Finance Luxembourg Notes Sarl, 5.5000%, 3/1/28 (144A)	800,000	728,000
T-Mobile USA Inc, 4.5000%, 2/1/26	91,000	84,971
T-Mobile USA Inc, 4.7500%, 2/1/28	215,000	198,875
Unitymedia Hessen GmbH & Co KG / Unitymedia NRW GmbH,
5.0000%, 1/15/25 (144A)	300,000	303,750
Verizon Communications Inc, 1.7500%, 8/15/21	1,000,000	955,380
Virgin Media Secured Finance PLC, 5.2500%, 1/15/26	1,000,000	925,000
Vodafone Group PLC, 2.9500%, 2/19/23	1,000,000	964,593
Zayo Group LLC / Zayo Capital Inc, 5.7500%, 1/15/27 (144A)	1,000,000	982,500
		9,522,861
Consumer Cyclical – 0.7%
Amazon.com Inc, 3.1500%, 8/22/27	1,000,000	960,024
Service Corp International/US, 8.0000%, 11/15/21	200,000	222,500
		1,182,524
Consumer Non-Cyclical – 3.6%
Anheuser-Busch InBev Finance Inc, 2.6500%, 2/1/21	1,000,000	986,006
Aramark Services Inc, 5.1250%, 1/15/24	715,000	715,000
Aramark Services Inc, 4.7500%, 6/1/26	291,000	281,179
Constellation Brands Inc, 4.7500%, 11/15/24	381,000	395,384
CVS Health Corp, 4.3000%, 3/25/28	158,000	155,791
HCA Inc, 5.2500%, 6/15/26	1,000,000	993,200
Johnson & Johnson, 2.9000%, 1/15/28	1,000,000	954,074
Philip Morris International Inc, 1.8750%, 2/25/21	1,000,000	968,112
Sysco Corp, 3.5500%, 3/15/25	732,000	717,204
Tesco PLC, 6.1500%, 11/15/37	224,000	238,385
		6,404,335
Insurance – 0.4%
Prudential PLC, 5.2500%µ	900,000	819,000
Real Estate Investment Trusts (REITs) – 0.3%
Digital Realty Trust LP, 4.7500%, 10/1/25	450,000	463,581
Technology – 2.8%
Apple Inc, 3.3500%, 2/9/27	1,000,000	976,135
Dell International LLC / EMC Corp, 5.4500%, 6/15/23 (144A)	1,105,000	1,155,477
Equinix Inc, 5.3750%, 4/1/23	600,000	614,175
Iron Mountain Inc, 4.8750%, 9/15/27 (144A)	1,000,000	921,250
Microsoft Corp, 3.3000%, 2/6/27	1,000,000	986,933
VMware Inc, 3.9000%, 8/21/27	353,000	325,830
		4,979,800
Total Corporate Bonds (cost $29,822,604)		28,847,668

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson Dividend & Income Builder Fund

Schedule of Investments

June 30, 2018

Shares or Principal Amounts		Value
Common Stocks – 78.3%
Aerospace & Defense – 0.8%
BAE Systems PLC	168,549	$1,438,071
Air Freight & Logistics – 1.2%
Deutsche Post AG	64,326	2,100,094
Automobiles – 0.7%
General Motors Co	33,311	1,312,453
Banks – 9.8%
Bank of China Ltd	2,527,000	1,245,213
BAWAG Group AG	27,902	1,299,295
BNP Paribas SA	34,678	2,149,326
ING Groep NV	139,740	2,005,014
JPMorgan Chase & Co	19,847	2,068,057
Mitsubishi UFJ Financial Group Inc	350,800	1,989,929
Nordea Bank AB	175,883	1,692,788
Societe Generale SA	26,487	1,115,220
Standard Chartered PLC	202,256	1,847,682
Swedbank AB	98,390	2,104,839
		17,517,363
Beverages – 2.8%
Carlsberg A/S	11,144	1,312,318
Coca-Cola Co	31,776	1,393,695
Diageo PLC	62,457	2,241,520
		4,947,533
Capital Markets – 2.2%
Blackstone Group LP	54,476	1,752,493
Credit Suisse Group AG*	47,231	709,107
Natixis SA	205,507	1,454,938
		3,916,538
Chemicals – 3.4%
BASF SE	21,213	2,027,697
DowDuPont Inc	31,600	2,083,072
Nutrien Ltd	34,921	1,899,004
		6,009,773
Commercial Services & Supplies – 1.4%
Prosegur Cash SA	583,181	1,566,718
Societe BIC SA	10,705	992,175
		2,558,893
Communications Equipment – 1.3%
Cisco Systems Inc	53,986	2,323,018
Diversified Telecommunication Services – 2.9%
Deutsche Telekom AG*	103,863	1,611,753
Orange SA	110,642	1,850,628
Verizon Communications Inc	34,090	1,715,068
		5,177,449
Electric Utilities – 2.1%
Enel SpA	344,351	1,907,596
SSE PLC	97,128	1,734,987
		3,642,583
Electrical Equipment – 0.7%
ABB Ltd	60,346	1,317,322
Energy Equipment & Services – 0.7%
Tenaris SA	70,281	1,281,550
Equity Real Estate Investment Trusts (REITs) – 3.0%
Crown Castle International Corp	13,368	1,441,338
CyrusOne Inc	22,591	1,318,411
Eurocommercial Properties NV	26,610	1,129,158
Hammerson PLC	200,154	1,376,476
		5,265,383

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	JUNE 30, 2018

Janus Henderson Dividend & Income Builder Fund

Schedule of Investments

June 30, 2018

Shares or Principal Amounts		Value
Common Stocks – (continued)
Food Products – 2.3%
Nestle SA	53,873	$4,172,360
Health Care Equipment & Supplies – 1.2%
Medtronic PLC	25,578	2,189,733
Hotels, Restaurants & Leisure – 0.9%
Las Vegas Sands Corp	21,123	1,612,952
Industrial Conglomerates – 1.5%
Siemens AG	20,333	2,686,773
Information Technology Services – 0.7%
Sabre Corp	46,957	1,157,021
Insurance – 2.5%
AXA SA	47,830	1,171,704
Manulife Financial Corp	62,252	1,118,594
Prudential PLC	97,793	2,234,027
		4,524,325
Leisure Products – 0.6%
Hasbro Inc	11,300	1,043,103
Media – 0.6%
ITV PLC	461,910	1,060,147
Metals & Mining – 1.2%
Rio Tinto PLC	37,161	2,049,154
Multi-Utilities – 0.8%
National Grid PLC	125,306	1,386,063
Oil, Gas & Consumable Fuels – 8.9%
BP PLC	429,869	3,272,508
Chevron Corp	25,011	3,162,141
Occidental Petroleum Corp	33,809	2,829,137
Royal Dutch Shell PLC	90,019	3,123,412
Snam SpA	135,932	566,227
TOTAL SA	48,115	2,925,702
		15,879,127
Paper & Forest Products – 1.2%
UPM-Kymmene OYJ	57,115	2,039,297
Personal Products – 1.2%
Unilever NV	37,245	2,076,039
Pharmaceuticals – 7.0%
Bayer AG	21,554	2,374,554
Johnson & Johnson	8,245	1,000,448
Novartis AG	32,295	2,447,158
Novo Nordisk A/S	22,165	1,023,920
Pfizer Inc	103,969	3,771,995
Roche Holding AG	8,410	1,872,109
		12,490,184
Professional Services – 1.9%
RELX NV	155,547	3,310,868
Real Estate Management & Development – 0.6%
Nexity SA	15,544	981,503
Semiconductor & Semiconductor Equipment – 2.1%
Maxim Integrated Products Inc	27,420	1,608,457
Taiwan Semiconductor Manufacturing Co Ltd (ADR)	59,510	2,175,686
		3,784,143
Software – 3.7%
Microsoft Corp	60,664	5,982,077
Sage Group PLC	76,424	631,030
		6,613,107
Specialty Retail – 0.7%
Best Buy Co Inc	16,461	1,227,661
Textiles, Apparel & Luxury Goods – 1.0%
Hanesbrands Inc	50,074	1,102,630

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	11

Janus Henderson Dividend & Income Builder Fund

Schedule of Investments

June 30, 2018

Shares or Principal Amounts		Value
Common Stocks – (continued)
Textiles, Apparel & Luxury Goods – (continued)
Pandora A/S	10,755	$751,762
		1,854,392
Tobacco – 2.5%
British American Tobacco PLC	21,059	1,063,364
Imperial Brands PLC	64,042	2,384,180
Philip Morris International Inc	11,434	923,181
		4,370,725
Trading Companies & Distributors – 0.6%
Watsco Inc	6,425	1,145,449
Wireless Telecommunication Services – 1.6%
Tele2 AB	151,236	1,776,870
Vodafone Group PLC	469,182	1,136,700
		2,913,570
Total Common Stocks (cost $128,886,847)		139,375,719
Investment Companies – 5.3%
Money Markets – 5.3%
Fidelity Investments Money Market Treasury Portfolio, 1.7500%ºº (cost $9,471,347)	9,471,347	9,471,347
Total Investments (total cost $168,180,798) – 99.8%		177,694,734
Cash, Receivables and Other Assets, net of Liabilities – 0.2%		362,470
Net Assets – 100%		$178,057,204

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$73,488,282	41.4%
United Kingdom	33,002,655	18.6
France	12,641,196	7.1
Germany	12,057,854	6.8
Switzerland	10,518,056	5.9
Netherlands	8,521,079	4.8
Sweden	5,574,497	3.1
Italy	3,755,373	2.1
Denmark	3,088,000	1.7
Canada	3,017,598	1.7
Taiwan	2,175,686	1.2
Finland	2,039,297	1.2
Japan	1,989,929	1.1
Belgium	1,714,006	1.0
Spain	1,566,718	0.9
Austria	1,299,295	0.7
China	1,245,213	0.7

Total	$177,694,734	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

12	JUNE 30, 2018

Janus Henderson Dividend & Income Builder Fund

Schedule of Investments

June 30, 2018

Schedule of Forward Foreign Currency Exchange Contracts, Open

Counterparty/ Foreign Currency	Settlement Date	Foreign Currency Amount (Sold)/ Purchased	USD Currency Amount (Sold)/ Purchased	Market Value and Unrealized Appreciation/ (Depreciation)
BNP Paribas:
British Pound	7/25/18	(5,277,849)	$6,995,446	$23,427
Euro	7/25/18	(7,099,267)	8,239,614	(65,335)
Total				$(41,908)

The following table, grouped by derivative type, provides information about the fair value and location of derivatives within the Statement of Assets and Liabilities as of June 30, 2018.

Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of June 30, 2018

Currency Contracts
Asset Derivatives:
Forward foreign currency exchange contracts	$ 23,427

Liability Derivatives:
Forward foreign currency exchange contracts	$ 65,335

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended June 30, 2018.

The effect of Derivative Instruments (not accounted for as hedging instruments) on the Statement of Operations for the year ended June 30, 2018

Amount of Realized Gain/(Loss) Recognized on Derivatives
Derivative	Currency Contracts
Forward foreign currency exchange contracts	$(132,491)

Amount of Change in Unrealized Appreciation/Depreciation Recognized on Derivatives
Derivative	Currency Contracts
Forward foreign currency exchange contracts	$ 232,529

Please see the "Net Realized Gain/(Loss) on Investments" and "Change in Unrealized Net Appreciation/Depreciation" sections of the Fund’s Statement of Operations.

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	13

Janus Henderson Dividend & Income Builder Fund

Schedule of Investments

June 30, 2018

Average Ending Monthly Market Value of Derivative Instruments During the Year Ended June 30, 2018

Market Value
Forward foreign currency exchange contracts, sold	$15,587,125

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

14	JUNE 30, 2018

Janus Henderson Dividend & Income Builder Fund

Notes to Schedule of Investments and Other Information

MSCI World IndexSM	MSCI World IndexSM reflects the equity market performance of global developed markets.

ADR	American Depositary Receipt
ICE	Intercontinental Exchange
LIBOR	London Interbank Offered Rate
LLC	Limited Liability Company
LP	Limited Partnership
PLC	Public Limited Company

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the year ended June 30, 2018 is $5,597,852, which represents 3.1% of net assets.

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of June 30, 2018.

µ

This variable rate security is a perpetual bond. Perpetual bonds have no contractual maturity date, are not redeemable, and pay an indefinite stream of interest. The coupon rate shown represents the current interest rate.

Janus Investment Fund	15

Janus Henderson Dividend & Income Builder Fund

Notes to Schedule of Investments and Other Information

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of June 30, 2018. See Notes to Financial Statements for more information.

Valuation Inputs Summary
		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quotes Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Corporate Bonds	$-	$28,847,668	$-
Common Stocks
Aerospace & Defense	-	1,438,071	-
Air Freight & Logistics	-	2,100,094	-
Banks	2,068,057	15,449,306	-
Beverages	1,393,695	3,553,838	-
Capital Markets	1,752,493	2,164,045	-
Chemicals	3,982,076	2,027,697	-
Commercial Services & Supplies	-	2,558,893	-
Diversified Telecommunication Services	1,715,068	3,462,381	-
Electric Utilities	-	3,642,583	-
Electrical Equipment	-	1,317,322	-
Energy Equipment & Services	-	1,281,550	-
Equity Real Estate Investment Trusts (REITs)	2,759,749	2,505,634	-
Food Products	-	4,172,360	-
Industrial Conglomerates	-	2,686,773	-
Insurance	1,118,594	3,405,731	-
Media	-	1,060,147	-
Metals & Mining	-	2,049,154	-
Multi-Utilities	-	1,386,063	-
Oil, Gas & Consumable Fuels	5,991,278	9,887,849	-
Paper & Forest Products	-	2,039,297	-
Personal Products	-	2,076,039	-
Pharmaceuticals	4,772,443	7,717,741	-
Professional Services	-	3,310,868	-
Real Estate Management & Development	-	981,503	-
Software	5,982,077	631,030	-
Textiles, Apparel & Luxury Goods	1,102,630	751,762	-
Tobacco	923,181	3,447,544	-
Wireless Telecommunication Services	-	2,913,570	-
All Other	15,795,533	-	-
Investment Companies	9,471,347	-	-
Total Investments in Securities	$58,828,221	$118,886,513	$-
Other Financial Instruments(a):
Forward Foreign Currency Exchange Contracts	$-	$23,427	$-
Total Assets	$58,828,221	$118,889,940	$-
Liabilities
Other Financial Instruments(a):
Forward Foreign Currency Exchange Contracts	$-	$65,335	$-

(a)

Other financial instruments include forward foreign currency exchange, futures, written options, written swaptions, and swap contracts. Forward foreign currency exchange contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date. Futures, certain written options on futures, and centrally cleared swap contracts are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Written options, written swaptions, and other swap contracts are reported at their market value at measurement date.

16	JUNE 30, 2018

Janus Henderson Dividend & Income Builder Fund

Statement of Assets and Liabilities

June 30, 2018

See footnotes at the end of the Statement.

Assets:
Investments, at value(1)	$177,694,734
Forward foreign currency exchange contracts	23,427
Cash denominated in foreign currency(2)	52,549
Non-interested Trustees' deferred compensation	3,732
Receivables:
Interest	375,026
Dividends	265,805
Fund shares sold	253,981
Foreign tax reclaims	239,032
Other assets	15,476
Total Assets	178,923,762
Liabilities:
Due to custodian	241
Forward foreign currency exchange contracts	65,335
Payables:	—
Fund shares repurchased	518,695
Advisory fees	112,672
Dividends	42,398
Professional fees	40,744
12b-1 Distribution and shareholder servicing fees	31,719
Transfer agent fees and expenses	21,109
Non-affiliated fund administration fees payable	13,797
Non-interested Trustees' deferred compensation fees	3,732
Custodian fees	1,546
Non-interested Trustees' fees and expenses	1,340
Affiliated fund administration fees payable	380
Accrued expenses and other payables	12,850
Total Liabilities	866,558
Net Assets	$178,057,204

See Notes to Financial Statements.

Janus Investment Fund	17

Janus Henderson Dividend & Income Builder Fund

Statement of Assets and Liabilities

June 30, 2018

Net Assets Consist of:
Capital (par value and paid-in surplus)	$166,372,434
Undistributed net investment income/(loss)	808,414
Undistributed net realized gain/(loss) from investments and foreign currency transactions	1,409,386
Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	9,466,970
Total Net Assets	$178,057,204
Net Assets - Class A Shares	$29,293,545
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	2,222,853
Net Asset Value Per Share(3)	$13.18
Maximum Offering Price Per Share(4)	$13.98
Net Assets - Class C Shares	$29,203,032
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	2,244,908
Net Asset Value Per Share(3)	$13.01
Net Assets - Class D Shares	$8,071,926
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	612,696
Net Asset Value Per Share	$13.17
Net Assets - Class I Shares	$100,824,751
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	7,646,337
Net Asset Value Per Share	$13.19
Net Assets - Class N Shares	$857,143
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	65,156
Net Asset Value Per Share	$13.16
Net Assets - Class S Shares	$51,567
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	3,916
Net Asset Value Per Share	$13.17
Net Assets - Class T Shares	$9,755,240
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	741,070
Net Asset Value Per Share	$13.16

(1) Includes cost of $168,180,798.

(2) Includes cost of $52,549.

(3) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(4) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

18	JUNE 30, 2018

Janus Henderson Dividend & Income Builder Fund

Statement of Operations

For the year ended June 30, 2018

Investment Income:
Dividends	$5,468,192
Interest	1,094,394
Other income	87,384
Foreign tax withheld	(425,610)
Total Investment Income	6,224,360
Expenses:
Advisory fees	1,202,987
12b-1 Distribution and shareholder servicing fees:
Class A Shares	69,413
Class C Shares	310,261
Class S Shares	121
Transfer agent administrative fees and expenses:
Class D Shares	5,621
Class S Shares	130
Class T Shares	9,176
Transfer agent networking and omnibus fees:
Class A Shares	9,977
Class C Shares	16,937
Class I Shares	57,951
Other transfer agent fees and expenses:
Class A Shares	3,122
Class C Shares	3,499
Class D Shares	757
Class I Shares	4,001
Class N Shares	45
Class T Shares	40
Professional fees	54,659
Registration fees	28,335
Non-affiliated fund administration fees	13,797
Shareholder reports expense	11,016
Affiliated fund administration fees	9,898
Custodian fees	9,590
Non-interested Trustees’ fees and expenses	3,584
Other expenses	24,126
Total Expenses	1,849,043
Less: Excess Expense Reimbursement and Waivers	(3,758)
Net Expenses	1,845,285
Net Investment Income/(Loss)	4,379,075
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	1,985,989
Forward foreign currency exchange contracts	(132,491)
Total Net Realized Gain/(Loss) on Investments	1,853,498
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	(1,103,036)
Forward foreign currency exchange contracts	232,529
Total Change in Unrealized Net Appreciation/Depreciation	(870,507)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$5,362,066

See Notes to Financial Statements.

Janus Investment Fund	19

Janus Henderson Dividend & Income Builder Fund

Statements of Changes in Net Assets

	Year ended June 30, 2018	Period ended June 30, 2017(1)(2)	Year ended July 31, 2016(3)

Operations:
Net investment income/(loss)	$4,379,075	$4,140,712	$2,864,282
Net realized gain/(loss) on investments	1,853,498	1,660,388	(1,888,832)
Change in unrealized net appreciation/depreciation	(870,507)	6,376,130	2,134,525
Net Increase/(Decrease) in Net Assets Resulting from Operations	5,362,066	12,177,230	3,109,975
Dividends and Distributions to Shareholders:
Dividends from Net Investment Income
Class A Shares	(748,523)	(821,245)	(868,814)
Class C Shares	(676,819)	(693,252)	(547,913)
Class D Shares	(143,927)	(3,726)	N/A
Class I Shares	(2,652,024)	(2,076,324)	(1,120,978)
Class N Shares	(18,014)	(7,195)	(8,044)
Class S Shares	(1,333)	(466)	N/A
Class T Shares	(133,759)	(565)	N/A
Net Decrease from Dividends and Distributions to Shareholders	(4,374,399)	(3,602,773)	(2,545,749)
Capital Share Transactions:
Class A Shares	3,156,214	(16,630,544)	24,280,254
Class C Shares	(1,992,556)	(4,742,089)	19,255,636
Class D Shares	7,890,598	479,492	N/A
Class I Shares	21,418,407	27,280,884	22,396,737
Class N Shares	830,295	(370,933)	394,912
Class S Shares	1,333	50,476	N/A
Class T Shares	10,009,996	60,575	N/A
Net Increase/(Decrease) from Capital Share Transactions	41,314,287	6,127,861	66,327,539
Net Increase/(Decrease) in Net Assets	42,301,954	14,702,318	66,891,765
Net Assets:
Beginning of period	135,755,250	121,052,932	54,161,167
End of period	$178,057,204	$135,755,250	$121,052,932

Undistributed Net Investment Income/(Loss)	$808,414	$1,147,435	$606,452

(1)  Period from August 1, 2016 through June 30, 2017. The Fund changed its fiscal year end from July 31 to June 30.

(2)  Period from June 5, 2017 (inception date) through June 30, 2017 for Class D Shares, Class S Shares and Class T Shares.

(3) Period from November 30, 2015 (inception date) through July 31, 2016 for Class N Shares.

See Notes to Financial Statements.

20	JUNE 30, 2018

Janus Henderson Dividend & Income Builder Fund

Financial Highlights

Class A Shares
For a share outstanding during the year or period ended June 30	2018	2017(1)
Net Asset Value, Beginning of Period	$12.94	$12.16
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.36	0.38
Net realized and unrealized gain/(loss)	0.24	0.75
Total from Investment Operations	0.60	1.13
Less Dividends and Distributions:
Dividends (from net investment income)	(0.36)	(0.35)
Distributions (from capital gains)	—	—
Total Dividends and Distributions	(0.36)	(0.35)
Net Asset Value, End of Period	$13.18	$12.94
Total Return*	4.63%	9.44%
Net Assets, End of Period (in thousands)	$29,294	$25,824
Average Net Assets for the Period (in thousands)	$27,827	$29,932
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.14%	1.23%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.14%	1.23%
Ratio of Net Investment Income/(Loss)	2.71%	3.36%
Portfolio Turnover Rate	36%	55%

Class C Shares
For a share outstanding during the year or period ended June 30	2018	2017(1)
Net Asset Value, Beginning of Period	$12.81	$12.05
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.25	0.30
Net realized and unrealized gain/(loss)	0.24	0.73
Total from Investment Operations	0.49	1.03
Less Dividends and Distributions:
Dividends (from net investment income)	(0.29)	(0.27)
Distributions (from capital gains)	—	—
Total Dividends and Distributions	(0.29)	(0.27)
Net Asset Value, End of Period	$13.01	$12.81
Total Return*	3.85%	8.62%
Net Assets, End of Period (in thousands)	$29,203	$30,671
Average Net Assets for the Period (in thousands)	$31,115	$32,821
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.91%	2.01%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.91%	2.01%
Ratio of Net Investment Income/(Loss)	1.85%	2.68%
Portfolio Turnover Rate	36%	55%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from August 1, 2016 through June 30, 2017. The Fund changed its fiscal year end from July 31 to June 30.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	21

Janus Henderson Dividend & Income Builder Fund

Financial Highlights

Class A Shares
For a share outstanding during the year or period ended July 31	2016	2015	2014		2013(1)
Net Asset Value, Beginning of Period	$12.50	$12.57	$11.40		$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.40	0.35	0.40		0.33
Net realized and unrealized gain/(loss)	(0.40)(3)	0.11	1.10		1.33
Total from Investment Operations	—	0.46	1.50		1.66
Less Dividends and Distributions:
Dividends (from net investment income)	(0.34)	(0.33)	(0.31)		(0.26)
Distributions (from capital gains)	—	(0.20)	(0.02)		—
Total Dividends and Distributions	(0.34)	(0.53)	(0.33)		(0.26)
Net Asset Value, End of Period	$12.16	$12.50	$12.57		$11.40
Total Return*	0.19%	3.81%	13.26%		16.79%
Net Assets, End of Period (in thousands)	$40,869	$15,959	$14,308		$1,891
Average Net Assets for the Period (in thousands)	$30,357	$15,010	$12,099		$327
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.27%(4)	1.46%	1.94%		7.35%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.27%(5)	1.30%	1.30%		1.30%
Ratio of Net Investment Income/(Loss)	3.37%(6)	2.84%	3.20%		2.98%
Portfolio Turnover Rate	39%	26%	78%		188%
				1

Class C Shares
For a share outstanding during the year or period ended July 31	2016	2015	2014	2013(1)
Net Asset Value, Beginning of Period	$12.40	$12.49	$11.35	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.30	0.26	0.30	0.25
Net realized and unrealized gain/(loss)	(0.39)(3)	0.10	1.10	1.33
Total from Investment Operations	(0.09)	0.36	1.40	1.58
Less Dividends and Distributions:
Dividends (from net investment income)	(0.26)	(0.25)	(0.24)	(0.23)
Distributions (from capital gains)	—	(0.20)	(0.02)	—
Total Dividends and Distributions	(0.26)	(0.45)	(0.26)	(0.23)
Net Asset Value, End of Period	$12.05	$12.40	$12.49	$11.35
Total Return*	(0.58)%	3.00%	12.45%	15.94%
Net Assets, End of Period (in thousands)	$33,327	$13,846	$4,525	$463
Average Net Assets for the Period (in thousands)	$24,477	$10,077	$2,561	$128
Ratios to Average Net Assets**:
Ratio of Gross Expenses	2.04%(4)	2.23%	2.68%	8.17%
Ratio of Net Expenses (After Waivers and Expense Offsets)	2.03%(5)	2.05%	2.05%	2.05%
Ratio of Net Investment Income/(Loss)	2.55%(6)	2.15%	2.38%	2.32%
Portfolio Turnover Rate	39%	26%	78%	188%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from August 1, 2012 (inception date) through July 31, 2013.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

(3) This amount does not agree with the change in the aggregate gains and losses in the Fund's securities for the year or period due to the timing of sales and repurchases of the Fund's shares in relation to fluctuating market values for the Fund's securities.

(4) The Ratio of Gross Expenses include a reimbursement of prior period custodian out-of-pocket expenses. The Ratio of Gross Expenses would have been 0.02% higher had the custodian not reimbursed the Fund.

(5) The Ratio of Net Expenses (After Waivers and Expense Offsets) include a reimbursement of prior period custodian out-of-pocket expenses. The Ratio of Net Expenses (After Waivers and Expense Offsets) would have been 0.01% higher had the custodian not reimbursed the Fund.

(6) The Ratio of Net Investment Income/(Loss) include a reimbursement of prior period custodian out-of-pocket expenses. The Ratio of Net Investment Income/(Loss) would have been 0.01% lower had the custodian not reimbursed the Fund.

See Notes to Financial Statements.

22	JUNE 30, 2018

Janus Henderson Dividend & Income Builder Fund

Financial Highlights

Class D Shares
For a share outstanding during the year or period ended June 30	2018	2017(1)
Net Asset Value, Beginning of Period	$12.93	$13.18
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.46	0.04
Net realized and unrealized gain/(loss)	0.16	(0.17)(3)
Total from Investment Operations	0.62	(0.13)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.38)	(0.12)
Distributions (from capital gains)	—	—
Total Dividends and Distributions	(0.38)	(0.12)
Net Asset Value, End of Period	$13.17	$12.93
Total Return*	4.77%	(0.96)%
Net Assets, End of Period (in thousands)	$8,072	$472
Average Net Assets for the Period (in thousands)	$4,665	$343
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.02%	1.10%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.99%	1.05%
Ratio of Net Investment Income/(Loss)	3.47%	4.27%
Portfolio Turnover Rate	36%	55%

Class I Shares
For a share outstanding during the year or period ended June 30	2018	2017(4)
Net Asset Value, Beginning of Period	$12.94	$12.16
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.40	0.45
Net realized and unrealized gain/(loss)	0.23	0.71
Total from Investment Operations	0.63	1.16
Less Dividends and Distributions:
Dividends (from net investment income)	(0.38)	(0.38)
Distributions (from capital gains)	—	—
Total Dividends and Distributions	(0.38)	(0.38)
Net Asset Value, End of Period	$13.19	$12.94
Total Return*	4.86%	9.70%
Net Assets, End of Period (in thousands)	$100,825	$78,630
Average Net Assets for the Period (in thousands)	$92,797	$66,190
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.91%	1.00%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.91%	1.00%
Ratio of Net Investment Income/(Loss)	2.94%	3.97%
Portfolio Turnover Rate	36%	55%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from June 5, 2017 (inception date) through June 30, 2017.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

(3) This amount does not agree with the change in the aggregate gains and losses in the Fund’s securities for the year or period due to the timing of sales and repurchases of the Fund’s shares in relation to fluctuating market values for the Fund’s securities.

(4) Period from August 1, 2016 through June 30, 2017. The Fund changed its fiscal year end from July 31 to June 30.

See Notes to Financial Statements.

Janus Investment Fund	23

Janus Henderson Dividend & Income Builder Fund

Financial Highlights

Class I Shares
For a share outstanding during the year or period ended July 31	2016	2015	2014	2013(1)
Net Asset Value, Beginning of Period	$12.49	$12.57	$11.39	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.40	0.39	0.44	0.46
Net realized and unrealized gain/(loss)	(0.37)(3)	0.09	1.09	1.22
Total from Investment Operations	0.03	0.48	1.53	1.68
Less Dividends and Distributions:
Dividends (from net investment income)	(0.36)	(0.36)	(0.33)	(0.29)
Distributions (from capital gains)	—	(0.20)	(0.02)	—
Total Dividends and Distributions	(0.36)	(0.56)	(0.35)	(0.29)
Net Asset Value, End of Period	$12.16	$12.49	$12.57	$11.39
Total Return*	0.48%	3.97%	13.56%	17.01%
Net Assets, End of Period (in thousands)	$46,454	$24,356	$8,156	$1,463
Average Net Assets for the Period (in thousands)	$36,087	$14,987	$4,251	$1,982
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.04%(4)	1.24%	1.66%	7.11%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.04%(5)	1.05%	1.05%	1.05%
Ratio of Net Investment Income/(Loss)	3.37%(6)	3.13%	3.50%	4.18%
Portfolio Turnover Rate	39%	26%	78%	188%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from August 1, 2012 (inception date) through July 31, 2013.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

(3) This amount does not agree with the change in the aggregate gains and losses in the Fund’s securities for the year or period due to the timing of sales and repurchases of the Fund’s shares in relation to fluctuating market values for the Fund’s securities.

(4) The Ratio of Gross Expenses include a reimbursement of prior period custodian out-of-pocket expenses. The Ratio of Gross Expenses would have been 0.02% higher had the custodian not reimbursed the Fund.

(5) The Ratio of Net Expenses (After Waivers and Expense Offsets) include a reimbursement of prior period custodian out-of-pocket expenses. The Ratio of Net Expenses (After Waivers and Expense Offsets) would have been 0.01% higher had the custodian not reimbursed the Fund.

(6) The Ratio of Net Investment Income/(Loss) include a reimbursement of prior period custodian out-of-pocket expenses. The Ratio of Net Investment Income/(Loss) would have been 0.01% lower had the custodian not reimbursed the Fund.

See Notes to Financial Statements.

24	JUNE 30, 2018

Janus Henderson Dividend & Income Builder Fund

Financial Highlights

Class N Shares
For a share outstanding during the year or period ended June 30	2018	2017(1)
Net Asset Value, Beginning of Period	$12.91	$12.17
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.45	0.40
Net realized and unrealized gain/(loss)	0.19	0.73
Total from Investment Operations	0.64	1.13
Less Dividends and Distributions:
Dividends (from net investment income)	(0.39)	(0.39)
Distributions (from capital gains)	—	—
Total Dividends and Distributions	(0.39)	(0.39)
Net Asset Value, End of Period	$13.16	$12.91
Total Return*	4.94%	9.44%
Net Assets, End of Period (in thousands)	$857	$50
Average Net Assets for the Period (in thousands)	$557	$281
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.99%	1.12%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.86%	1.06%
Ratio of Net Investment Income/(Loss)	3.40%	3.58%
Portfolio Turnover Rate	36%	55%

Class S Shares
For a share outstanding during the year or period ended June 30	2018	2017(3)
Net Asset Value, Beginning of Period	$12.93	$13.18
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.34	0.03
Net realized and unrealized gain/(loss)	0.25	(0.16)(4)
Total from Investment Operations	0.59	(0.13)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.35)	(0.12)
Distributions (from capital gains)	—	—
Total Dividends and Distributions	(0.35)	(0.12)
Net Asset Value, End of Period	$13.17	$12.93
Total Return*	4.52%	(0.97)%
Net Assets, End of Period (in thousands)	$52	$49
Average Net Assets for the Period (in thousands)	$52	$50
Ratios to Average Net Assets**:
Ratio of Gross Expenses	2.77%	1.44%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.21%	1.44%
Ratio of Net Investment Income/(Loss)	2.56%	3.22%
Portfolio Turnover Rate	36%	55%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from August 1, 2016 through June 30, 2017. The Fund changed its fiscal year end from July 31 to June 30.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

(3) Period from June 5, 2017 (inception date) through June 30, 2017.

(4) This amount does not agree with the change in the aggregate gains and losses in the Fund’s securities for the year or period due to the timing of sales and repurchases of the Fund’s shares in relation to fluctuating market values for the Fund’s securities.

See Notes to Financial Statements.

Janus Investment Fund	25

Janus Henderson Dividend & Income Builder Fund

Financial Highlights

Class N Shares
For a share outstanding during the period ended July 31	2016(1)
Net Asset Value, Beginning of Period	$11.95
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.28
Net realized and unrealized gain/(loss)	0.17
Total from Investment Operations	0.45
Less Dividends and Distributions:
Dividends (from net investment income)	(0.23)
Distributions (from capital gains)	—
Total Dividends and Distributions	(0.23)
Net Asset Value, End of Period	$12.17
Total Return*	3.93%
Net Assets, End of Period (in thousands)	$403
Average Net Assets for the Period (in thousands)	$406
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.09%(3)
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.03%(4)
Ratio of Net Investment Income/(Loss)	3.51%(5)
Portfolio Turnover Rate	39%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from November 30, 2015 (inception date) through July 31, 2016.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

(3) The Ratio of Gross Expenses include a reimbursement of prior period custodian out-of-pocket expenses. The Ratio of Gross Expenses would have been 0.02% higher had the custodian not reimbursed the Fund.

(4) The Ratio of Net Expenses (After Waivers and Expense Offsets) include a reimbursement of prior period custodian out-of-pocket expenses. The Ratio of Net Expenses (After Waivers and Expense Offsets) would have been 0.01% higher had the custodian not reimbursed the Fund.

(5) The Ratio of Net Investment Income/(Loss) include a reimbursement of prior period custodian out-of-pocket expenses. The Ratio of Net Investment Income/(Loss) would have been 0.01% lower had the custodian not reimbursed the Fund.

See Notes to Financial Statements.

26	JUNE 30, 2018

Janus Henderson Dividend & Income Builder Fund

Financial Highlights

Class T Shares
For a share outstanding during the year or period ended June 30	2018	2017(1)
Net Asset Value, Beginning of Period	$12.93	$13.18
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.49	0.03
Net realized and unrealized gain/(loss)	0.11	(0.16)(3)
Total from Investment Operations	0.60	(0.13)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.37)	(0.12)
Distributions (from capital gains)	—	—
Total Dividends and Distributions	(0.37)	(0.12)
Net Asset Value, End of Period	$13.16	$12.93
Total Return*	4.66%	(0.96)%
Net Assets, End of Period (in thousands)	$9,755	$59
Average Net Assets for the Period (in thousands)	$3,644	$52
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.13%	1.20%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.11%	1.19%
Ratio of Net Investment Income/(Loss)	3.75%	3.48%
Portfolio Turnover Rate	36%	55%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from June 5, 2017 (inception date) through June 30, 2017.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

(3) This amount does not agree with the change in the aggregate gains and losses in the Fund’s securities for the year or period due to the timing of sales and repurchases of the Fund’s shares in relation to fluctuating market values for the Fund’s securities.

See Notes to Financial Statements.

Janus Investment Fund	27

Janus Henderson Dividend & Income Builder Fund

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Janus Henderson Dividend & Income Builder Fund (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 49 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks to provide current income from a portfolio of securities that exceeds the average yield on global stocks, and aims to provide a growing stream of income per share over time. The Fund's secondary objective is to seek to provide long-term capital appreciation. The Fund is classified as diversified, as defined in the 1940 Act.

Pursuant to the Agreement and Plan of Reorganization, the Fund acquired all the assets and liabilities of the Henderson Dividend & Income Builder Fund (the “Predecessor Fund”), a series of Henderson Global Funds, in exchange for Class A, Class C, Class I and Class N Fund shares having an aggregate net asset value equal to the value of the aggregate net assets of the same share class of the Predecessor Fund (except that Class R6 Predecessor Fund shares were exchanged for Class N Fund shares) (the “Reorganization”). The Reorganization occurred at the close of business on June 2, 2017.

The Predecessor Fund and the Fund had identical investment objectives and substantially similar investment policies and principal risks. For financial reporting purposes, the Predecessor Fund’s financial and performance history prior to the Reorganization is carried forward and reflected in the Fund’s financial statements and financial highlights.

The last fiscal year end of the Predecessor Fund was July 31, 2016. Subsequent to July 31, 2016, the Fund changed its fiscal year end to June 30, 2017, to reflect the fiscal year end of certain funds of the Trust.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares. Class D shares are closed to new investors.

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus Henderson funds. Class D Shares are available only to investors who hold accounts directly with the Janus Henderson funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of: 1) certain adviser-assisted, employer-sponsored retirement plans, including 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans; and 2) retail investors purchasing in qualified or nonqualified accounts, whose accounts are held through an omnibus account at their financial intermediary, and where the financial intermediary requires no payment or reimbursement from the Fund, Janus Capital Management LLC (“Janus Capital”), or its affiliates. Class N Shares are also available to Janus Henderson proprietary products and to certain direct institutional investors approved by Janus Distributors LLC dba Janus Henderson Distributors (“Janus Henderson Distributors”) including, but not limited to, corporations, certain retirement plans, public plans, and foundations and endowments, subject to minimum investment requirements.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory

28	JUNE 30, 2018

Janus Henderson Dividend & Income Builder Fund

Notes to Financial Statements

programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service

Janus Investment Fund	29

Janus Henderson Dividend & Income Builder Fund

Notes to Financial Statements

approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2018 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

The Fund recognizes transfers between the levels as of the beginning of the fiscal year. The following describes the amounts of transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the year.

Financial assets of $53,205,009 were transferred out of Level 1 to Level 2 since certain foreign equity prices were applied a fair valuation adjustment factor at the end of the current year and no factor was applied at the end of the prior fiscal year.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date

30	JUNE 30, 2018

Janus Henderson Dividend & Income Builder Fund

Notes to Financial Statements

of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

Dividends are declared and distributed quarterly for the fund. Realized capital gains, if any are declared and distributed in December. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Funds’ equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

On December 22, 2017, the Tax Cuts and Jobs Act was signed into law. Currently, Management does not believe the bill will have a material impact on the Fund’s intention to continue to qualify as a regulated investment company, which is generally not subject to U.S. federal income tax.

2. Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the year ended June 30, 2018 is discussed in further detail below. A summary of derivative activity by the Fund is reflected in the tables at the end of the Schedule of Investments.

The Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the

Janus Investment Fund	31

Janus Henderson Dividend & Income Builder Fund

Notes to Financial Statements

securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry of commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. Additionally, the Fund may deposit cash and/or treasuries as collateral with the counterparty and/or custodian daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized loss on OTC derivative contracts with a particular counterparty. All liquid securities and restricted cash are considered to cover in an amount at all times equal to or greater than the Fund’s commitment with respect to certain exchange-traded derivatives, centrally cleared derivatives, forward foreign currency exchange contracts, short sales, and/or securities with extended settlement dates. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital's ability to establish and maintain appropriate systems and trading.

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Fund may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign

32	JUNE 30, 2018

Janus Henderson Dividend & Income Builder Fund

Notes to Financial Statements

currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Fund may also invest in forward currency contracts for non-hedging purposes such as seeking to enhance returns. The Fund is subject to currency risk and counterparty risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

Forward currency contracts are valued by converting the foreign value to U.S. dollars by using the current spot U.S. dollar exchange rate and/or forward rate for that currency. Exchange and forward rates as of the close of the NYSE shall be used to value the forward currency contracts. The unrealized appreciation/(depreciation) for forward currency contracts is reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations for the change in unrealized net appreciation/depreciation (if applicable). The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a forward currency contract is reported on the Statement of Operations (if applicable).

The Fund may enter into forward currency contracts with the obligation to purchase foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund and/or in order to take a positive outlook on the related currency to increase exposure to currency risk.

The Fund may enter into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund and/or in order to take a negative outlook on the related currency to increase exposure to currency risk.

3. Other Investments and Strategies

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) of 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings

Janus Investment Fund	33

Janus Henderson Dividend & Income Builder Fund

Notes to Financial Statements

by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). There is considerable uncertainty about how Brexit will be conducted, how negotiations of necessary treaties and trade agreements will proceed, or how financial markets will react. In addition, one or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, in the event of a default and/or termination event, the Fund may offset with each counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. For financial reporting purposes, the Fund does not offset certain derivative financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities.

34	JUNE 30, 2018

Janus Henderson Dividend & Income Builder Fund

Notes to Financial Statements

The following table presents gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the “Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of June 30, 2018” table located in the Fund’s Schedule of Investments.

Offsetting of Financial Assets and Derivative Assets

Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

BNP Paribas	$23,427	$(23,427)	$—	$—

Offsetting of Financial Liabilities and Derivative Liabilities

Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Liabilities	or Liability(a)	Pledged(b)	Net Amount

BNP Paribas	$65,335	$(23,427)	$—	$41,908

(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

The Fund generally does not exchange collateral on its forward foreign currency contracts with its counterparties; however, all liquid securities and restricted cash are considered to cover in an amount at all times equal to or greater than the Fund’s commitment with respect to these contracts. Certain securities may be segregated at the Fund’s custodian. These segregated securities are denoted on the accompanying Schedule of Investments and are evaluated daily to ensure their cover and/or market value equals or exceeds the Fund’s corresponding forward foreign currency exchange contract's obligation value.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

4. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Fund’s contractual investment advisory fee rate (expressed as an annual rate).

Average Daily Net Assets of the Portfolio	Contractual Investment Advisory Fee (%)
First $1 Billion	0.75
Next $1 Billion	0.65
Above $2 Billion	0.55

Effective December 31, 2017, the Fund’s subadvisory agreement with Henderson Investment Management Limited (“HIML”) was terminated. HIML served as subadviser to the Fund. As subadviser, HIML provided day-to-day management of the investment operations of the Fund subject to the general oversight of the Board of Trustees and Janus Capital. HIML was an affiliate of Janus Capital through a common parent company.

Janus Capital paid HIML a subadvisory fee rate equal to 50% of the investment advisory fee paid by the Fund to Janus Capital (net of any fee waivers and expense reimbursements).

Janus Investment Fund	35

Janus Henderson Dividend & Income Builder Fund

Notes to Financial Statements

Janus Capital has entered into a personnel-sharing arrangement with its foreign (non-U.S.) affiliates, Henderson Global Investors Limited, Henderson Global Investors (Japan) Ltd., and Henderson Global Investors (Singapore) Ltd. (collectively, “HGIL”), pursuant to which HGIL and certain employees of HGIL serve as “associated persons” of Janus Capital. In this capacity, such employees of HGIL are subject to the oversight and supervision of Janus Capital and may provide portfolio management, research, and related services to the Fund on behalf of Janus Capital.

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s total annual fund operating expenses, including the investment advisory fee, but excluding the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus/administrative fees payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.84% of the Fund’s average daily net assets. Janus Capital has agreed to continue the waivers until at least November 1, 2018. If applicable, amounts waived and/or reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund’s Class D Shares pay an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital. For all share classes except Class D Shares, Janus Services also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.

Janus Services is compensated for its services related to the Fund’s Class D Shares. In addition to the administrative fees discussed above, Janus Services receives reimbursement for out-of-pocket costs it incurs for serving as transfer

36	JUNE 30, 2018

Janus Henderson Dividend & Income Builder Fund

Notes to Financial Statements

agent and providing, or arranging for, servicing to shareholders. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Henderson Distributors, a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Henderson Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution fees and shareholder servicing fees” in the Statement of Operations.

Janus Capital serves as administrator to the Fund pursuant to an administration agreement between Janus Capital and the Trust. Under the administration agreement, Janus Capital provides oversight and coordination of the Fund’s service providers, recordkeeping, and other administrative services, and is reimbursed by the Fund for certain of its costs in providing these services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. The Fund pays for some or all of the salaries, fees, and expenses of Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital (or any subadvisor, as applicable) provides to the Fund. These amounts are disclosed as “Affiliated Fund administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Fund’s Chief Compliance Officer and certain compliance staff, all of whom are employees of Janus Capital and/or its affiliates, are shared with the Fund. Total compensation of $476,345 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended June 30, 2018. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

Effective April 1, 2018, BNP Paribas Financial Services (“BPFS”) provides certain administrative services to the Fund, including services related to Fund accounting, calculation of the Fund’s daily NAV, and Fund audit, tax, and reporting obligations, pursuant to a sub-administration agreement with Janus Capital on behalf of the Fund. As compensation for such services, Janus Capital pays BPFS a fee based on a percentage of the Fund’s assets, along with a flat fee, and is reimbursed by the Fund for amounts paid to BPFS (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). These amounts are disclosed as “Non-affiliated fund administration fees” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of June 30, 2018 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended June 30, 2018 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $471,025 were paid by the Trust to the Trustees under the Deferred Plan during the year ended June 30, 2018.

Janus Investment Fund	37

Janus Henderson Dividend & Income Builder Fund

Notes to Financial Statements

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Henderson Distributors and financial intermediaries. During the year ended June 30, 2018, Janus Henderson Distributors retained upfront sales charges of $19,711.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Henderson Distributors during the year ended June 30, 2018.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the year ended June 30, 2018, redeeming shareholders of Class C Shares paid CDSCs of $494.

As of June 30, 2018, shares of the Fund were owned by affiliates of Janus Henderson Investors, and/or other funds advised by Janus Henderson, as indicated in the table below:

Class	% of Class Owned		% of Fund Owned
Class A Shares	-	%*	-	%*
Class C Shares	-*		-*
Class D Shares	1		-*
Class I Shares	-*		-*
Class N Shares	6		-*
Class S Shares	100		-*
Class T Shares	1		-*

* Less than 0.50%

In addition, other shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

5. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations; (2) losses or deductions the Fund may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of deferred compensation, derivatives, and foreign currency contract adjustments. The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

			Loss Deferrals		Other Book	Net Tax
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Late-Year Ordinary Loss	Post-October Capital Loss	to Tax Differences	Appreciation/ (Depreciation)
$ 1,740,770	$ 412,960	$ -	$ -	$ -	$ (8,789)	$ 9,539,829

During the year ended June 30, 2018, capital loss carryovers of $875,255 were utilized by the Fund.

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Janus Henderson Dividend & Income Builder Fund

Notes to Financial Statements

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2018 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals, investments in partnerships and investments in passive foreign investment companies.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 168,154,905	$16,738,324	$ (7,198,495)	$ 9,539,829

Information on the tax components of derivatives as of June 30, 2018 is as follows:

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ (41,908)	$ -	$ -	$ -

Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, passive foreign investment companies, net investment losses, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended June 30, 2018
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 4,374,399	$ -	$ -	$ -

For the period June 30, 2017
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 3,602,773	$ -	$ -	$ -

For the year ended July 31, 2016
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 2,545,749	$ -	$ -	$ -

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Janus Henderson Dividend & Income Builder Fund

Notes to Financial Statements

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. The following reclassifications have been made to the Fund:

Increase/(Decrease) to Capital	Increase/(Decrease) to Undistributed Net Investment Income/Loss	Increase/(Decrease) to Undistributed Net Realized Gain/Loss
$ 209,637	$ (343,697)	$ 134,060

Capital has been adjusted by $209,637, all of which is long-term capital gain, for distributions in connection with Fund share redemptions (tax equalization).

6. Capital Share Transactions

	Year ended June 30, 2018		Period ended June 30, 2017(1)
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	543,059	$ 7,403,270	754,911	$ 9,122,480
Reinvested dividends and distributions	54,015	721,102	61,530	760,901
Shares repurchased	(369,556)	(4,968,158)	(2,181,055)	(26,513,925)
Net Increase/(Decrease)	227,518	$ 3,156,214	(1,364,614)	$(16,630,544)
Class C Shares:
Shares sold	380,888	$ 5,093,663	834,857	$ 9,909,376
Reinvested dividends and distributions	45,669	602,726	50,464	619,971
Shares repurchased	(575,138)	(7,688,945)	(1,257,449)	(15,271,436)
Net Increase/(Decrease)	(148,581)	$ (1,992,556)	(372,128)	$ (4,742,089)
Class D Shares:
Shares sold	673,703	$ 9,216,467	36,199	$ 475,766
Reinvested dividends and distributions	10,502	139,614	287	3,726
Shares repurchased	(107,995)	(1,465,483)	-	-
Net Increase/(Decrease)	576,210	$ 7,890,598	36,486	$ 479,492
Class I Shares:
Shares sold	2,365,953	$32,242,372	4,236,743	$ 51,301,987
Reinvested dividends and distributions	195,765	2,614,379	159,418	1,982,927
Shares repurchased	(992,173)	(13,438,344)	(2,138,860)	(26,004,030)
Net Increase/(Decrease)	1,569,545	$21,418,407	2,257,301	$ 27,280,884
Class N Shares:
Shares sold	61,316	$ 830,926	8,803	$ 110,868
Reinvested dividends and distributions	1,355	18,014	592	7,195
Shares repurchased	(1,371)	(18,645)	(38,651)	(488,996)
Net Increase/(Decrease)	61,300	$ 830,295	(29,256)	$ (370,933)
Class S Shares:
Shares sold	-	$ -	3,780	$ 50,010
Reinvested dividends and distributions	100	1,333	36	466
Shares repurchased	-	-	-	-
Net Increase/(Decrease)	100	$ 1,333	3,816	$ 50,476
Class T Shares:
Shares sold	787,984	$10,711,487	4,543	$ 60,010
Reinvested dividends and distributions	10,086	133,524	43	565
Shares repurchased	(61,586)	(835,015)	-	-
Net Increase/(Decrease)	736,484	$10,009,996	4,586	$ 60,575
(1)	Period from June 5, 2017 (inception date) through June 30, 2017 for Class D Shares, Class S Shares and Class T Shares.

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Janus Henderson Dividend & Income Builder Fund

Notes to Financial Statements

Year ended July 31, 2016(1)	Shares	Amount

Class A Shares:
Shares sold	2,785,583	$32,547,025
Reinvested dividends and distributions	70,083	802,945
Shares repurchased	(772,776)	(9,069,716)
Net Increase/(Decrease)	2,082,890	$24,280,254
Class C Shares:
Shares sold	2,400,976	$27,918,336
Reinvested dividends and distributions	42,557	482,691
Shares repurchased	(794,960)	(9,145,391)
Net Increase/(Decrease)	1,648,573	$19,255,636
Class I Shares:
Shares sold	3,995,617	$47,186,699
Reinvested dividends and distributions	93,605	1,071,929
Shares repurchased	(2,219,176)	(25,861,891)
Net Increase/(Decrease)	1,870,046	$22,396,737
Class N Shares:
Shares sold	37,520	$ 447,689
Reinvested dividends and distributions	696	8,044
Shares repurchased	(5,104)	(60,821)
Net Increase/(Decrease)	33,112	$ 394,912
(1)	Period from November 30, 2015 (inception date) through July 31, 2016 for Class N Shares.

7. Purchases and Sales of Investment Securities

For the year ended June 30, 2018, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$94,227,261	$ 55,058,577	$ -	$ -

8. Recent Accounting Pronouncements

The Securities and Exchange Commission ("SEC") adopted new rules as well as amendments to its rules to modernize the reporting and disclosure of information by registered investment companies. In addition, the SEC adopted amendments to Regulation S-X, which require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date of the amendments to Regulation S-X was August 1, 2017. This report incorporates the amendments to Regulation S-X.

The FASB issued Accounting Standards Update No. 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities ("ASU 2017-08") to amend the amortization period for certain purchased callable debt securities held at a premium. The guidance requires certain premiums on callable debt securities to be amortized to the earliest call date. The amortization period for callable debt securities purchased at a discount will not be impacted. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Early adoption is permitted, including adoption in an interim period. Management is currently evaluating the impacts of ASU 2017-08 on the financial statements.

9. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to June 30, 2018 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

Janus Investment Fund	41

Janus Henderson Dividend & Income Builder Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Investment Fund and Shareholders of Janus Henderson Dividend & Income Builder Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Janus Henderson Dividend & Income Builder Fund (one of the funds constituting Janus Investment Fund, referred to hereafter as the "Fund") as of June 30, 2018, the related statement of operations for the year ended June 30, 2018, the statements of changes in net assets for the year ended June 30, 2018 and for the period from August 1, 2016 through June 30, 2017, including the related notes, and the financial highlights for each of the periods indicated therein beginning on or after August 1, 2016 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2018, the results of its operations for the year then ended, the changes in its net assets for the year ended June 30, 2018 and for the period from August 1, 2016 through June 30, 2017 and the financial highlights for each of the periods indicated therein beginning on or after August 1, 2016 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended July 31, 2016, and the financial highlights for each of the periods ended on or prior to July 31, 2016 (not presented herein, other than the statements of changes in net assets and the financial highlights) were audited by other auditors whose report dated September 23, 2016 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Denver, Colorado
August 17, 2018

We have served as the auditor of one or more investment companies in Janus Henderson Funds since 1990.

42	JUNE 30, 2018

Janus Henderson Dividend & Income Builder Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Fund is required to disclose its complete holdings on Form N-Q within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to Fund shareholders. These reports (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free) (or 1-800-525-3713 if you hold Class D shares). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag. Holdings are generally posted approximately two business days thereafter under Full Holdings for the Fund at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 14 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

Additionally, in connection with their consideration of whether to continue the investment advisory agreement and subadvisory agreement for each Fund, as applicable, the Trustees also received and reviewed information in connection with the transaction to combine the respective businesses of Henderson Group plc and Janus Capital Group, Inc., the parent company of Janus Capital (the “Transaction”), announced in October 2016, which closed in the second quarter of 2017. In this regard, the Trustees reviewed information regarding the impact of the Transaction on the services to be provided by Janus Capital and each subadviser, as applicable, to the Funds under such agreements prior to the close of the Transaction as well as the services provided after the Transaction closed.

At a meeting held on December 7, 2017, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from February 1, 2018 through February 1, 2019, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the

Janus Investment Fund	43

Janus Henderson Dividend & Income Builder Fund

Additional Information (unaudited)

agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees (excluding out of pocket costs), net of any waivers.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has been strong: for the 36 months ended September 30, 2017, approximately 70% of the Funds were in the top two quartiles of performance, as reported by Morningstar, and for the 12 months ended September 30, 2017, approximately 46% of the Funds were in the top two quartiles of performance, as reported by Morningstar.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Alternative Funds

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson International Long/Short Equity Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and the Fund’s limited performance history.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge

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quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Fixed-Income Funds

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Unconstrained Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Real Return Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Strategic Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

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• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson International Small Cap Fund, the Trustees noted that, due to limited performance for the Fund, performance history was not a material factor.

• For Janus Henderson International Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that

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the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson All Asset Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

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• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and the Fund’s limited performance history.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital and Intech had taken or were taking to improve performance, and the Fund’s limited performance history.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Intech had taken or were taking to improve performance.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Select Value Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

Janus Aspen Series

• For Janus Henderson Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

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• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Forty Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Allocation Portfolio – Moderate, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Research Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Technology Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Unconstrained Bond Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and the Fund’s limited performance history.

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Overseas Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Research Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Fund’s performance warranted continuation of the Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of

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that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration, but excluding out-of-pocket costs) fees for many of the Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 10% below the average total expenses of their respective Broadridge Expense Group peers and 18% below the average total expenses for their Broadridge Expense Universes; (3) management fees for the Funds, on average, were 8% below the average management fees for their Expense Groups and 9% below the average for their Expense Universes; and (4) Fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered the total expenses for each share class of each Fund compared to the average total expenses for its Broadridge Expense Group peers and to average total expenses for its Broadridge Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and expense waivers on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional clients and to the fees Janus Capital charges to funds subadvised by Janus Capital; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) Janus mutual fund investors enjoy reasonable fees relative to the fees charged to Janus institutional and subadvised fund investors; (4) in three of seven product categories, the Funds receive proportionally better pricing than the industry in relation to Janus institutional clients; and (5) in seven of eight strategies, Janus Capital has lower management fees than funds subadvised by Janus Capital’s portfolio managers.

The Trustees considered the fees for each Fund for its fiscal year ended in 2016, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Alternative Funds

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Long/Short Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were

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reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Fixed-Income Funds

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Unconstrained Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Real Return Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to waive 11 basis points of management fees effective February 1, 2018 and also has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Strategic Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson International Small Cap Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

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Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson All Asset Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s total expenses effective June 5, 2017.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Research Fund, the Trustees noted that, although the Fund’s total expenses were equal to or exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective February 1, 2017.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

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Additional Information (unaudited)

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Select Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group averages for all share classes.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Janus Aspen Series

• For Janus Henderson Balanced Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Global Allocation Portfolio - Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Technology Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Unconstrained Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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Janus Henderson Dividend & Income Builder Fund

Additional Information (unaudited)

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Overseas Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for its sole share class.

The Trustees reviewed information on the overall profitability to Janus Capital and its affiliates of their relationship with the Funds, and considered profitability data of other fund managers. The Trustees also considered the financial information, estimated profitability and corporate structure of Janus Capital’s parent company before and after the Transaction. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. The Trustees also noted that the Trustees’ independent fee consultant reviewed the overall profitability of Janus Capital’s parent company prior to the Transaction, and the independent fee consultant found that, while assessing the reasonableness of Fund expenses in light of such profits was dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons were limited in accuracy by differences in complex size, business mix, institutional account orientation and other factors, after accepting these limitations, the level of profit earned by Janus Capital’s parent company was reasonable. In this regard, the independent consultant concluded that the profitability of Janus Capital’s parent company did not show excess nor did it show any insufficiency that could limit the ability to invest the resources needed to drive strong future investment performance on behalf of the Funds.

Additionally, the Trustees considered the estimated profitability to Janus Capital from the investment management services it provided to each Fund. The Trustees also considered such estimated profitability taking into account the impact of the Transaction on Janus Capital’s expense structure on a pro forma basis. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Fund is necessarily a product of the allocation methodology utilized by Janus Capital to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant concluded that (1) the expense allocation methodology utilized by Janus Capital was reasonable and (2) the estimated profitability to Janus Capital from the investment management services it provided to each Fund was reasonable, including after taking into account the impact of the Transaction on Janus Capital’s expense structure on a pro forma basis. The Trustees also considered that the estimated profitability for an individual Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that Janus Capital’s estimated profitability with respect to each Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Funds was not a material factor in the Board’s approval of the reasonableness of any Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that each Fund’s total expenses were reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

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Additional Information (unaudited)

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted their independent fee consultant’s analysis of economies of scale in prior years. They also noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 86% of these Funds’ share classes have contractual management fees (gross of waivers) below their Broadridge expense group averages. They also noted that for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing certain of these Funds because they have not reached adequate scale. Moreover, as the assets of some of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

The independent fee consultant concluded that, given the limitations of various analytical approaches to economies of scale it had considered in prior years, and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus complex. The independent consultant concluded that (1) to the extent there were economies of scale at Janus Capital, Janus Capital’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Funds, Janus Capital appeared to be investing to increase the likelihood that these Funds will grow to a level to achieve any scale economies that may exist. Further, the independent fee consultant provided its belief that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Funds from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and/or the subadvisers benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Fund could attract other business to Janus Capital, the subadvisers or other Janus funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Funds.

56	JUNE 30, 2018

Janus Henderson Dividend & Income Builder Fund

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was June 30, 2018. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

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Janus Henderson Dividend & Income Builder Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. Also included are ratios of expenses and net investment income to average net assets.

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Janus Henderson Dividend & Income Builder Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

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Janus Henderson Dividend & Income Builder Fund

Designation Requirements (unaudited)

For federal income tax purposes, the Fund designated the following for the year ended June 30, 2018:

Capital Gain Distributions	$209,636
Foreign Taxes Paid	$404,343
Foreign Source Income	$4,239,662
Dividends Received Deduction Percentage	25%
Qualified Dividend Income Percentage	100%

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Janus Henderson Dividend & Income Builder Fund

Trustees and Officers (unaudited)

The Fund’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Fund’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Fund’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Fund’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Aspen Series. Collectively, these two registered investment companies consist of 61 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Fund may also be officers and/or directors of Janus Capital. Except as otherwise disclosed, Fund officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer, as authorized by the Trustees.

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Janus Henderson Dividend & Income Builder Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Managing Partner, Impact Investments, Athena Capital Advisors LLC (independent registered investment advisor) (since 2016) and Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations). Formerly, Chief Executive Officer, Imprint Capital (impact investment firm) (2013-2015) and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	61

Director of Mutual Fund Directors Forum (a non-profit organization serving independent directors of U.S. mutual funds), Chairman of the Board and Trustee of The Investment Fund for Foundations Investment Program (TIP) (consisting of 2 funds), and Director of the F.B. Heron Foundation (a private grantmaking foundation).

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Janus Henderson Dividend & Income Builder Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Trustee	1/13-Present	Executive Vice President, Institutional Markets, of Black Creek Group (private equity real estate investment management firm) (since 2012). Formerly, Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	61

Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of MotiveQuest LLC (strategic social market research company) (2003-2016); Director of Nuveen Global Investors LLC (2007-2011); Director of Communities in Schools (2004-2010); and Director of Mutual Fund Education Alliance (until 2010).

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Janus Henderson Dividend & Income Builder Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Managing Member and Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Venture Partner for The Edgewater Funds (a middle market private equity firm) (2002-2004); Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000); and Chief Investment Officer of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	61

Advisory Board Member, Innovate Partners Emerging Growth and Equity Fund I (early stage venture capital fund) (since 2014) and Managing Trustee of National Retirement Partners Liquidating Trust (since 2013). Formerly, Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013); Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009); Director of RemedyTemp, Inc. (temporary help services company) (1996-2006); and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

64	JUNE 30, 2018

Janus Henderson Dividend & Income Builder Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	6/16-Present	Founder, Daraja Capital (advisory and investment firm) (since 2016), and Senior Advisor, Albright Stonebridge Group LLC (global strategy firm) (since 2016). Formerly, Senior Vice President (2011-2015), Albright Stonebridge Group LLC; and Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	61	Director of Brightwood Capital Advisors, LLC (since 2014).
Gary A. Poliner 151 Detroit Street Denver, CO 80206 DOB: 1953	Trustee	6/16-Present	Retired. Formerly, President (2010-2013) of Northwestern Mutual Life Insurance Company.	61

Director of MGIC Investment Corporation (private mortgage insurance) (since 2013) and West Bend Mutual Insurance Company (property/casualty insurance) (since 2013). Formerly, Trustee of Northwestern Mutual Life Insurance Company (2010-2013); and Director of Frank Russell Company (global asset management firm) (2008-2013).

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Janus Henderson Dividend & Income Builder Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
James T. Rothe 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	1/97-Present	Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Co-founder and Managing Director of Roaring Fork Capital SBIC, L.P. (SBA SBIC fund focusing on private investment in public equity firms) (2004-2014), Professor of Business of the University of Colorado (2002-2004), and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	61	Formerly, Director of Red Robin Gourmet Burgers, Inc. (RRGB) (2004- 2014).
William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	6/84-Present	Retired. Formerly, President and founder of HPS Products and Corporate Vice President of MKS Instruments, Boulder, CO (a provider of advanced process control systems for the semiconductor industry) (1976-2012).	61	None

66	JUNE 30, 2018

Janus Henderson Dividend & Income Builder Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Diane L. Wallace 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	6/17-Present	Retired.	61

Formerly, Independent Trustee, Henderson Global Funds (13 portfolios) (2015-2017); Independent Trustee, State Farm Associates' Funds Trust, State Farm Mutual Fund Trust, and State Farm Variable Product Trust (28 portfolios) (2013-2017). Chief Operating Officer, Senior Vice President-Operations, and Chief Financial Officer for Driehaus Capital Management, LLC (1988-2006); and Treasurer of Driehaus Mutual Funds (1996-2002).

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Janus Henderson Dividend & Income Builder Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	61

Director of Chicago Community Trust (Regional Community Foundation), Chicago Council on Global Affairs, InnerWorkings (U.S. provider of print procurement solutions to corporate clients), Lurie Children’s Hospital (Chicago, IL), Shirley Ryan Ability Lab and Wrapports, LLC (digital communications company). Formerly, Director of Walmart (until 2017); Director of Chicago Convention & Tourism Bureau (until 2014); and The Field Museum of Natural History (Chicago, IL) (until 2014).

68	JUNE 30, 2018

Janus Henderson Dividend & Income Builder Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Alex Crooke 151 Detroit Street Denver, CO 80206 DOB: 1969	Executive Vice President and Co-Portfolio Manager Janus Henderson Dividend & Income Builder Fund	6/17-Present (Predecessor Fund: since 8/12)	Co-Head of Equities - EMEA and Asia Pacific of Janus Henderson Investors and Portfolio Manager for other Janus Henderson accounts.
Job Curtis 151 Detroit Street Denver, CO 80206 DOB: 1961	Executive Vice President and Co-Portfolio Manager Janus Henderson Dividend & Income Builder Fund	6/17-Present (Predecessor Fund: since 8/12)	Director of Global Equity Income of Janus Henderson Investors and Portfolio Manager for other Janus Henderson accounts.
Ben Lofthouse 151 Detroit Street Denver, CO 80206 DOB: 1976	Executive Vice President and Co-Portfolio Manager Janus Henderson Dividend & Income Builder Fund	6/17-Present (Predecessor Fund: since 11/14)	Head of Global Equity Income of Janus Henderson Investors and Portfolio Manager for other Janus Henderson accounts.
Jenna Barnard 151 Detroit Street Denver, CO 80206 DOB: 1980	Executive Vice President and Co-Portfolio Manager Janus Henderson Dividend & Income Builder Fund	6/17-Present (Predecessor Fund: since 8/12)	Co-Head of Strategic Fixed Income of Janus Henderson Investors and Portfolio Manager for other Janus Henderson accounts.
John Pattullo 151 Detroit Street Denver, CO 80206 DOB: 1970	Executive Vice President and Co-Portfolio Manager Janus Henderson Dividend & Income Builder Fund	6/17-Present (Predecessor Fund: since 8/12)	Co-Head of Strategic Fixed Income of Janus Henderson Investors and Portfolio Manager for other Janus Henderson accounts.

Janus Investment Fund	69

Janus Henderson Dividend & Income Builder Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Bruce L. Koepfgen 151 Detroit Street Denver, CO 80206 DOB: 1952	President and Chief Executive Officer	7/14-Present

Head of North America at Janus Henderson Investors and Janus Capital Management LLC (since 2017); Executive Vice President and Director of Janus International Holding LLC (since 2011); Executive Vice President of Janus Distributors LLC (since 2011); Vice President and Director of Intech Investment Management LLC (since 2011); Executive Vice President and Director of Perkins Investment Management LLC (since 2011); and Executive Vice President and Director of Janus Management Holdings Corporation (since 2011). Formerly, President of Janus Capital Group Inc. and Janus Capital Management LLC (2013-2017); Executive Vice President of Janus Services LLC (2011-2015), Janus Capital Group Inc. and Janus Capital Management LLC (2011-2013); and Chief Financial Officer of Janus Capital Group Inc., Janus Capital Management LLC, Janus Distributors LLC, Janus Management Holdings Corporation, and Janus Services LLC (2011-2013).

Susan K. Wold 151 Detroit Street Denver, CO 80206 DOB: 1960	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	9/17-Present

Senior Vice President and Head of Compliance, North America for Janus Henderson (since September 2017); Formerly, Vice President, Head of Global Corporate Compliance, and Chief Compliance Officer for Janus Capital Management LLC (May 2017- September 2017); Vice President, Compliance at Janus Capital Group Inc. and Janus Capital Management LLC (2005-2017).

70	JUNE 30, 2018

Janus Henderson Dividend & Income Builder Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital and Janus Services LLC.
Kathryn L. Santoro 151 Detroit Street Denver, CO 80206 DOB: 1974	Vice President, Chief Legal Counsel, and Secretary	12/16-Present

Vice President of Janus Capital and Janus Services LLC (since 2016). Formerly, Vice President and Associate Counsel of Curian Capital, LLC and Curian Clearing LLC (2013-2016); and General Counsel and Secretary (2011-2012) and Vice President (2009-2012) of Old Mutual Capital, Inc.

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

Janus Investment Fund	71

Janus Henderson Dividend & Income Builder Fund

Notes

NotesPage1

72	JUNE 30, 2018

Janus Henderson Dividend & Income Builder Fund

Notes

NotesPage2

Janus Investment Fund	73

Knowledge. Shared

At Janus Henderson, we believe in the sharing of expert insight for better investment and business decisions. We call this ethos Knowledge. Shared.

Learn more by visiting janushenderson.com.

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson, Janus, Henderson, Perkins, Intech and Henderson Geneva are trademarks or registered trademarks of Janus Henderson Investors. © Janus Henderson Investors. The name Janus Henderson Investors includes HGI Group Limited, Henderson Global Investors (Brand Management) Sarl and Janus International Holding LLC.

Funds distributed by Janus Henderson Distributors

125-02-93075 08-18

ANNUAL REPORT June 30, 2018

Janus Henderson Emerging Markets Managed Volatility Fund

Janus Investment Fund

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson Emerging Markets Managed Volatility Fund

Janus Henderson Emerging Markets Managed Volatility Fund (unaudited)

FUND SNAPSHOT Intech’s active approach focuses on adding value by selecting stocks with unique volatility characteristics and low correlations to one another.	sub-advised by Intech Investment Management LLC

PERFORMANCE OVERVIEW

For the twelve-month period ended June 30, 2018, Janus Henderson Emerging Markets Managed Volatility Fund returned 12.82% for its Class I Shares. This compares to the 8.20% return posted by the MSCI Emerging Markets Index, the Fund’s benchmark.

INVESTMENT STRATEGY

Intech’s mathematical investment process is designed to determine potentially more efficient equity weightings of the securities in the benchmark index, utilizing a specific mathematical optimization and disciplined rebalancing routine. Rather than trying to predict the future direction of stock prices, the process seeks to use the volatility and correlation characteristics of stocks to construct portfolios.

The investment process begins with the stocks in the MSCI Emerging Markets Index. Intech’s investment process aims to capture stocks’ natural volatility through a rebalancing mechanism based on estimates of relative volatility and correlation in order to outperform the benchmark index over the long term. Within specific risk constraints, the investment process will tend to favor stocks with higher relative volatility and lower correlation as they offer more potential to capture volatility through periodic rebalancing. Once the target proportions are determined and the portfolio is constructed, it is then rebalanced to those target proportions and re-optimized on a periodic basis. The Janus Henderson Emerging Markets Managed Volatility Fund focuses on seeking an excess return above the benchmark, while also reducing or managing the standard deviation of the portfolio depending on the market conditions, a strategy designed to manage the absolute risk of the portfolio.

PERFORMANCE REVIEW

After outperforming throughout 2017 and in the first quarter of 2018, emerging markets gave back some of those gains in the second quarter of 2018, and posted a return of 8.20% for the twelve-month period ending June 30, 2018. Janus Henderson Emerging Markets Managed Volatility Fund outperformed the MSCI Emerging Markets Index over the period and generated a return of 12.82%.

The Fund’s defensive positioning acted as a tailwind to relative performance as investors’ risk appetites decreased in emerging equity markets. On average, the Fund was overweight lower beta stocks, or stocks with lower sensitivity to market movements. During the period, lower beta stocks outperformed higher beta stocks as well as the overall market, on average. Consequently, the Fund’s overweight to lower beta stocks contributed to the Fund’s relative return for the period.

The Fund’s active sector positioning tends to vary over time and is a function of the volatility and correlation characteristics of the underlying stocks. While the Fund’s overall active-sector positioning detracted from relative performance during the period, an overall positive selection effect more than offset the adverse impact from sector positioning and contributed to the Fund’s relative performance. Specifically, an average underweight to the information technology sector, which was among the strongest performing sectors during the period, detracted from the Fund’s relative performance during the period. However, favorable selection effects among some consumer discretionary, real estate and consumer staples names were significant contributors to the Fund’s relative performance for the period.

OUTLOOK

Because Intech does not conduct traditional economic or fundamental analysis, Intech has no view on individual stocks, sectors, economic or market conditions.

Managing downside exposure potentially allows for returns to compound and improve risk-adjusted returns over time. Over the long term, we believe that by reducing risk when market volatility increases and behaving like a core equity fund when market volatility is low, the Fund will achieve its investment objective of producing an

Janus Investment Fund	1

Janus Henderson Emerging Markets Managed Volatility Fund (unaudited)

excess return over the benchmark with lower absolute risk. Going forward, we will continue building portfolios in a disciplined and deliberate manner, with risk management remaining the hallmark of our investment process. As Intech’s ongoing research efforts yield modest improvements, we will continue implementing changes that we believe are likely to improve the long-term results for our fund shareholders.

Thank you for your investment in Janus Henderson Emerging Markets Managed Volatility Fund.

2	JUNE 30, 2018

Janus Henderson Emerging Markets Managed Volatility Fund (unaudited)

Fund At A Glance

June 30, 2018

5 Largest Equity Holdings - (% of Net Assets)
Chunghwa Telecom Co Ltd
Diversified Telecommunication Services	3.7%
Public Bank Bhd
Banks	2.7%
Taiwan Mobile Co Ltd
Wireless Telecommunication Services	2.7%
Far EasTone Telecommunications Co Ltd
Wireless Telecommunication Services	2.0%
CP ALL PCL
Food & Staples Retailing	2.0%
13.1%

Asset Allocation - (% of Net Assets)
Common Stocks	99.2%
Preferred Stocks	0.5%
Other	0.3%
100.0%

Emerging markets comprised 99.7% of total net assets.

Top Country Allocations - Long Positions - (% of Investment Securities)
As of June 30, 2018	As of June 30, 2017

Janus Investment Fund	3

Janus Henderson Emerging Markets Managed Volatility Fund (unaudited)

Performance

See important disclosures on the next page.

			Expense Ratios -
Average Annual Total Return - for the periods ended June 30, 2018			per the October 27, 2017 prospectuses
	One Year	Since Inception*	Total Annual Fund Operating Expenses	Net Annual Fund Operating Expenses
Class A Shares at NAV	12.50%	5.57%	7.62%	1.30%
Class A Shares at MOP	6.02%	3.82%
Class C Shares at NAV	11.66%	4.77%	8.20%	2.04%
Class C Shares at CDSC	10.66%	4.77%
Class D Shares(1)	12.68%	5.69%	6.98%	1.22%
Class I Shares	12.82%	5.84%	7.71%	1.12%
Class N Shares	11.90%	-0.10%	7.65%	1.06%
Class S Shares	12.38%	5.46%	7.92%	1.56%
Class T Shares	12.64%	5.70%	7.76%	1.31%
MSCI Emerging Markets Index	8.20%	6.88%
Morningstar Quartile - Class I Shares	1st	3rd
Morningstar Ranking - based on total returns for Diversified Emerging Markets Funds	58/857	385/735

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Net expense ratios reflect the expense waiver, if any, contractually agreed to through November 1, 2018.

The expense ratios for Class N Shares are estimated.

Performance may be affected by risks that include those associated with non-diversification, portfolio turnover, short sales, potential conflicts of interest, foreign and emerging markets, initial public offerings (IPOs), high-yield and high-risk securities, undervalued, overlooked and smaller capitalization

4	JUNE 30, 2018

Janus Henderson Emerging Markets Managed Volatility Fund (unaudited)

Performance

companies, real estate related securities including Real Estate Investment Trusts (REITs), derivatives, and commodity-linked investments. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

Intech's focus on managed volatility may keep the Fund from achieving excess returns over its index. The strategy may underperform during certain periods of up markets, and may not achieve the desired level of protection in down markets.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes..

See Financial Highlights for actual expense ratios during the reporting period.

Class N Shares commenced operations on August 4, 2017. Performance shown for periods prior to August 4, 2017 reflects the performance of the Fund’s Class I Shares, calculated using the fees and expenses of Class N Shares, without the effect of any fee and expense limitations or waivers.

If Class N Shares of the Fund had been available during periods prior to August 4, 2017, the performance shown may have been different. The performance shown for periods following the Fund’s commencement Class N Shares reflects the fees and expenses of Class N Shares, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2018 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

*The Fund’s inception date – December 17, 2014

(1) Closed to certain new investors.

Janus Investment Fund	5

Janus Henderson Emerging Markets Managed Volatility Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (1/1/18)	Ending Account Value (6/30/18)	Expenses Paid During Period (1/1/18 - 6/30/18)†	Beginning Account Value (1/1/18)	Ending Account Value (6/30/18)	Expenses Paid During Period (1/1/18 - 6/30/18)†	Net Annualized Expense Ratio (1/1/18 - 6/30/18)
Class A Shares	$1,000.00	$975.50	$6.12	$1,000.00	$1,018.60	$6.26	1.25%
Class C Shares	$1,000.00	$972.10	$9.54	$1,000.00	$1,015.12	$9.74	1.95%
Class D Shares	$1,000.00	$976.40	$5.39	$1,000.00	$1,019.34	$5.51	1.10%
Class I Shares	$1,000.00	$977.30	$4.36	$1,000.00	$1,020.38	$4.46	0.89%
Class N Shares	$1,000.00	$977.20	$4.76	$1,000.00	$1,019.98	$4.86	0.97%
Class S Shares	$1,000.00	$974.70	$6.66	$1,000.00	$1,018.05	$6.81	1.36%
Class T Shares	$1,000.00	$976.40	$5.49	$1,000.00	$1,019.24	$5.61	1.12%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

6	JUNE 30, 2018

Janus Henderson Emerging Markets Managed Volatility Fund

Schedule of Investments

June 30, 2018

Shares		Value
Common Stocks – 99.2%
Aerospace & Defense – 0.1%
Embraer SA	1,300	$8,139
Air Freight & Logistics – 0.3%
Hyundai Glovis Co Ltd	249	25,774
Airlines – 0.3%
Turk Hava Yollari AO*	9,216	27,157
Auto Components – 0.7%
Bharat Forge Ltd	838	7,489
Bosch Ltd	12	3,065
Fuyao Glass Industry Group Co Ltd (144A)	3,600	12,152
Hankook Tire Co Ltd	50	1,885
Hyundai Mobis Co Ltd	10	1,900
Motherson Sumi Systems Ltd	10,360	42,989
		69,480
Automobiles – 1.9%
Hero MotoCorp Ltd	425	21,535
Hyundai Motor Co	613	68,975
Kia Motors Corp	452	12,503
Mahindra & Mahindra Ltd	630	8,235
Maruti Suzuki India Ltd	571	73,505
		184,753
Banks – 21.1%
Abu Dhabi Commercial Bank PJSC	19,932	38,327
Alior Bank SA*	1,467	26,039
Banco de Chile	1,036,976	159,909
Banco Santander Chile	424,326	33,321
Bancolombia SA	696	8,392
Bank Central Asia Tbk PT	76,600	114,656
Bank Mandiri Persero Tbk PT	137,100	65,182
Bank Negara Indonesia Persero Tbk PT	75,100	36,776
Bank Rakyat Indonesia Persero Tbk PT	54,000	10,659
BDO Unibank Inc	15,670	36,779
BNK Financial Group Inc	657	5,507
Chang Hwa Commercial Bank Ltd	47,250	27,454
China Development Financial Holding Corp	10,000	3,655
CIMB Group Holdings Bhd	12,300	16,606
Commercial Bank PQSC	5,567	58,253
Credicorp Ltd	200	45,024
CTBC Financial Holding Co Ltd	21,240	15,282
Dubai Islamic Bank PJSC	69,031	91,295
E.Sun Financial Holding Co Ltd	89,505	62,366
First Abu Dhabi Bank PJSC	43,047	142,435
First Financial Holding Co Ltd	138,657	93,677
Grupo Financiero Banorte SAB de CV	800	4,717
Hong Leong Bank Bhd	11,500	51,754
Hua Nan Financial Holdings Co Ltd	62,450	36,348
Industrial Bank of Korea	1,266	17,477
Kasikornbank PCL	3,600	21,688
KB Financial Group Inc	237	11,217
Komercni banka as	483	20,328
Krung Thai Bank PCL	57,500	29,000
Malayan Banking Bhd	55,200	122,962
Masraf Al Rayan QSC	2,423	23,251
Mega Financial Holding Co Ltd	19,000	16,756
Moneta Money Bank AS	8,386	28,794
Nedbank Group Ltd	1,119	20,354
OTP Bank Nyrt	1,096	39,752
Powszechna Kasa Oszczednosci Bank Polski SA	452	4,444
Public Bank Bhd	44,700	258,416
Qatar Islamic Bank SAQ	262	8,352

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	7

Janus Henderson Emerging Markets Managed Volatility Fund

Schedule of Investments

June 30, 2018

Shares		Value
Common Stocks – (continued)
Banks – (continued)
Qatar National Bank QPSC	458	$19,125
Sberbank of Russia PJSC (ADR)	3,411	49,102
Siam Commercial Bank PCL	1,200	4,294
SinoPac Financial Holdings Co Ltd	75,000	27,043
Standard Bank Group Ltd	671	9,353
Taishin Financial Holding Co Ltd	13,538	6,391
Taiwan Cooperative Financial Holding Co Ltd	147,588	86,386
		2,008,898
Beverages – 1.3%
Arca Continental SAB de CV	3,100	19,088
China Resources Beer Holdings Co Ltd	14,000	67,746
Cia Cervecerias Unidas SA	2,998	37,543
United Spirits Ltd*	405	3,927
		128,304
Biotechnology – 0.7%
3SBio Inc (144A)	10,500	23,739
Celltrion Inc	15	4,079
Medy-Tox Inc	51	35,076
		62,894
Chemicals – 2.7%
Asian Paints Ltd	568	10,474
Formosa Plastics Corp	2,000	7,375
Indorama Ventures PCL	34,700	57,220
Lotte Chemical Corp	6	1,871
Mexichem SAB de CV	3,100	8,966
Nan Ya Plastics Corp	2,000	5,715
Petronas Chemicals Group Bhd	33,900	70,551
PTT Global Chemical PCL	38,300	84,312
Sinopec Shanghai Petrochemical Co Ltd	12,000	7,245
		253,729
Commercial Services & Supplies – 0.2%
China Everbright International Ltd	17,000	21,884
Construction & Engineering – 0.3%
China Railway Group Ltd	5,000	3,759
Gamuda Bhd	5,400	4,374
GS Engineering & Construction Corp	419	17,246
Hyundai Engineering & Construction Co Ltd	138	7,097
		32,476
Construction Materials – 0.6%
Anhui Conch Cement Co Ltd	1,500	8,521
Asia Cement Corp	6,000	6,586
Shree Cement Ltd	22	4,991
Taiwan Cement Corp	24,000	33,318
		53,416
Consumer Finance – 0.5%
Mahindra & Mahindra Financial Services Ltd	354	2,423
Shriram Transport Finance Co Ltd	2,528	47,934
		50,357
Containers & Packaging – 0%
Klabin SA	800	4,046
Diversified Consumer Services – 0.3%
New Oriental Education & Technology Group Inc (ADR)	200	18,932
TAL Education Group (ADR)*	300	11,040
		29,972
Diversified Financial Services – 0.2%
Ayala Corp	235	4,051
Chailease Holding Co Ltd	2,000	6,553
FirstRand Ltd	177	824

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	JUNE 30, 2018

Janus Henderson Emerging Markets Managed Volatility Fund

Schedule of Investments

June 30, 2018

Shares		Value
Common Stocks – (continued)
Diversified Financial Services – (continued)
Fubon Financial Holding Co Ltd	1,000	$1,675
GT Capital Holdings Inc	95	1,620
		14,723
Diversified Telecommunication Services – 5.4%
China Telecom Corp Ltd	18,000	8,394
Chunghwa Telecom Co Ltd	98,000	353,500
Emirates Telecommunications Group Co PJSC	14,846	65,316
Hellenic Telecommunications Organization SA	5,327	65,900
Telekomunikasi Indonesia Persero Tbk PT	36,100	9,459
True Corp PCL	51,100	8,180
		510,749
Electric Utilities – 3.1%
CEZ AS	4,071	96,617
Enel Chile SA	224,361	22,162
Equatorial Energia SA	2,000	29,306
Interconexion Electrica SA ESP	7,553	37,388
Tenaga Nasional Bhd	30,100	109,147
		294,620
Electronic Equipment, Instruments & Components – 0.2%
AU Optronics Corp	2,000	847
Sunny Optical Technology Group Co Ltd	700	12,872
WPG Holdings Ltd	4,000	5,664
		19,383
Energy Equipment & Services – 0.9%
Dialog Group Bhd	116,300	88,831
Equity Real Estate Investment Trusts (REITs) – 0.3%
Fibra Uno Administracion SA de CV	4,800	6,972
Growthpoint Properties Ltd	5,599	10,903
Redefine Properties Ltd	15,013	11,484
		29,359
Food & Staples Retailing – 3.6%
Berli Jucker PCL	26,200	39,963
CP ALL PCL	86,600	192,067
E-MART Inc	50	11,412
Pick n Pay Stores Ltd	1,820	9,961
President Chain Store Corp	3,000	33,966
Shoprite Holdings Ltd	251	4,027
SPAR Group Ltd	1,589	21,473
Sun Art Retail Group Ltd	11,500	14,980
Wal-Mart de Mexico SAB de CV	4,700	12,394
		340,243
Food Products – 5.1%
Britannia Industries Ltd	656	59,469
Charoen Pokphand Foods PCL	8,300	6,066
China Huishan Dairy Holdings Co Ltd*,¢	55,000	0
China Mengniu Dairy Co Ltd*	1,000	3,373
Gruma SAB de CV	740	9,053
IOI Corp Bhd	64,200	72,185
Kuala Lumpur Kepong Bhd	9,700	58,039
Nestle India Ltd	201	28,770
Nestle Malaysia Bhd	700	25,524
Orion Corp/Republic of Korea	578	77,200
PPB Group Bhd	10,600	51,614
Sime Darby Plantation Bhd	5,300	6,991
Tingyi Cayman Islands Holding Corp	18,000	41,732
Uni-President Enterprises Corp	1,000	2,536
Want Want China Holdings Ltd	50,000	44,176
		486,728

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson Emerging Markets Managed Volatility Fund

Schedule of Investments

June 30, 2018

Shares		Value
Common Stocks – (continued)
Gas Utilities – 2.0%
China Gas Holdings Ltd	19,200	$77,128
China Resources Gas Group Ltd	4,000	17,289
ENN Energy Holdings Ltd	5,000	49,103
GAIL India Ltd	4,009	19,919
Infraestructura Energetica Nova SAB de CV	4,300	19,196
Petronas Gas Bhd	1,200	5,131
		187,766
Health Care Providers & Services – 1.7%
Bangkok Dusit Medical Services PCL	57,000	42,977
Bumrungrad Hospital PCL	800	4,022
IHH Healthcare Bhd	18,200	27,480
Life Healthcare Group Holdings Ltd	7,821	14,186
Netcare Ltd	15,979	32,172
Shanghai Pharmaceuticals Holding Co Ltd	1,600	4,394
Sinopharm Group Co Ltd	8,000	32,093
		157,324
Hotels, Restaurants & Leisure – 1.9%
Jollibee Foods Corp	9,930	48,948
Kangwon Land Inc	72	1,688
Minor International PCL	45,200	44,253
OPAP SA	3,361	37,660
Yum China Holdings Inc	1,300	49,998
		182,547
Household Durables – 0.3%
Haier Electronics Group Co Ltd*	8,000	27,344
Household Products – 1.1%
Hindustan Unilever Ltd	2,460	58,904
Kimberly-Clark de Mexico SAB de CV	12,400	20,952
Unilever Indonesia Tbk PT	8,700	27,973
		107,829
Independent Power and Renewable Electricity Producers – 0.5%
CGN Power Co Ltd (144A)	22,000	5,669
China Longyuan Power Group Corp Ltd	7,000	5,615
China Resources Power Holdings Co Ltd	6,000	10,519
Colbun SA	30,394	6,284
Huaneng Power International Inc	8,000	5,286
Huaneng Renewables Corp Ltd	32,000	10,599
NTPC Ltd	1,753	4,085
		48,057
Industrial Conglomerates – 1.8%
Bidvest Group Ltd	2,503	35,925
Far Eastern New Century Corp	2,000	1,894
Industries Qatar QSC	1,150	33,804
SM Investments Corp	6,290	103,116
		174,739
Information Technology Services – 2.1%
HCL Technologies Ltd	1,506	20,318
Infosys Ltd	2,604	49,966
Tata Consultancy Services Ltd	1,888	50,813
Tech Mahindra Ltd	7,433	71,059
Wipro Ltd	1,171	4,482
		196,638
Insurance – 0.6%
Bajaj Finserv Ltd	74	6,274
China Life Insurance Co Ltd/Taiwan	6,000	6,315
DB Insurance Co Ltd	18	953
Hyundai Marine & Fire Insurance Co Ltd	754	22,784
Samsung Fire & Marine Insurance Co Ltd	60	14,210

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	JUNE 30, 2018

Janus Henderson Emerging Markets Managed Volatility Fund

Schedule of Investments

June 30, 2018

Shares		Value
Common Stocks – (continued)
Insurance – (continued)
Sanlam Ltd	711	$3,608
		54,144
Internet Software & Services – 1.5%
Autohome Inc (ADR)	100	10,100
Tencent Holdings Ltd	2,600	129,479
		139,579
Machinery – 1.9%
Ashok Leyland Ltd	6,773	12,426
China Conch Venture Holdings Ltd	28,000	102,326
Eicher Motors Ltd	44	18,347
Hiwin Technologies Corp	4,000	47,164
		180,263
Marine – 0.1%
MISC Bhd	4,100	6,013
Media – 0.1%
Zee Entertainment Enterprises Ltd	629	4,992
Metals & Mining – 2.5%
China Steel Corp	5,000	3,886
Eregli Demir ve Celik Fabrikalari TAS	16,023	35,567
JSW Steel Ltd	5,099	24,289
MMC Norilsk Nickel PJSC (ADR)	2,526	45,120
Novolipetsk Steel OJSC (GDR)	2,691	65,238
Severstal PJSC (GDR)	3,567	52,103
Southern Copper Corp	300	14,061
Vale SA	34	435
		240,699
Multiline Retail – 1.4%
Lotte Shopping Co Ltd	136	25,605
SACI Falabella	1,997	18,333
Shinsegae Inc	242	87,067
Woolworths Holdings Ltd/South Africa	1,042	4,208
		135,213
Oil, Gas & Consumable Fuels – 8.0%
CNOOC Ltd	13,000	22,273
Coal India Ltd	15,767	60,803
Ecopetrol SA	48,175	49,750
Empresas COPEC SA	2,224	34,227
Formosa Petrochemical Corp	3,000	12,032
Gazprom PJSC (ADR)	6,709	29,458
Indian Oil Corp Ltd	2,990	6,803
IRPC PCL	343,300	60,046
LUKOIL PJSC (ADR)	1,120	76,442
MOL Hungarian Oil & Gas PLC	192	1,857
Novatek PJSC (GDR)	271	40,142
Oil & Natural Gas Corp Ltd	4,475	10,324
Petronet LNG Ltd	1,209	3,865
PTT Exploration & Production PCL	11,000	46,584
PTT PCL	31,000	44,862
Reliance Industries Ltd	6,239	88,472
Rosneft Oil Co PJSC (GDR)*	2,282	14,139
Tatneft PJSC (ADR)	1,204	76,041
Thai Oil PCL	24,500	57,450
Tupras Turkiye Petrol Rafinerileri AS	92	2,164
United Tractors Tbk PT	12,800	28,171
		765,905
Paper & Forest Products – 1.1%
Empresas CMPC SA	9,223	33,956
Fibria Celulose SA	900	16,855
Mondi Ltd	671	18,188

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	11

Janus Henderson Emerging Markets Managed Volatility Fund

Schedule of Investments

June 30, 2018

Shares		Value
Common Stocks – (continued)
Paper & Forest Products – (continued)
Sappi Ltd	1,551	$10,327
Suzano Papel e Celulose SA	1,800	20,889
		100,215
Personal Products – 2.2%
Dabur India Ltd	12,566	71,758
Godrej Consumer Products Ltd	753	13,466
Hengan International Group Co Ltd	9,500	90,855
LG Household & Health Care Ltd	23	28,797
		204,876
Pharmaceuticals – 2.6%
China Medical System Holdings Ltd	3,000	5,968
China Resources Pharmaceutical Group Ltd (144A)	10,000	13,806
Cipla Ltd/India	798	7,179
CSPC Pharmaceutical Group Ltd	48,000	144,285
Richter Gedeon Nyrt	2,440	44,639
Sino Biopharmaceutical Ltd	22,500	34,335
Sun Pharmaceutical Industries Ltd	103	847
		251,059
Real Estate Management & Development – 1.8%
Aldar Properties PJSC	25,352	13,959
Central Pattana PCL	34,300	72,183
Country Garden Holdings Co Ltd	24,000	41,872
Fullshare Holdings Ltd*	15,000	7,413
SM Prime Holdings Inc	54,700	36,817
		172,244
Semiconductor & Semiconductor Equipment – 1.0%
Hanergy Thin Film Power Group Ltd*,¢	52,000	2,121
SK Hynix Inc	1,078	82,640
United Microelectronics Corp	16,000	9,093
		93,854
Specialty Retail – 0.4%
Foschini Group Ltd	40	507
Hotel Shilla Co Ltd	115	12,728
Mr Price Group Ltd	226	3,715
Truworths International Ltd	3,017	17,004
		33,954
Technology Hardware, Storage & Peripherals – 0.2%
Asustek Computer Inc	2,000	18,257
Samsung Electronics Co Ltd	48	2,004
		20,261
Textiles, Apparel & Luxury Goods – 1.7%
ANTA Sports Products Ltd	19,000	99,957
CCC SA	30	1,655
Eclat Textile Co Ltd	1,000	11,880
Shenzhou International Group Holdings Ltd	4,000	49,049
		162,541
Tobacco – 1.4%
Gudang Garam Tbk PT	3,400	15,937
Hanjaya Mandala Sampoerna Tbk PT	124,600	31,059
ITC Ltd	10,193	39,568
KT&G Corp	455	43,636
		130,200
Transportation Infrastructure – 2.5%
Airports of Thailand PCL	70,700	134,532
Bangkok Expressway & Metro PCL	235,600	52,929
Grupo Aeroportuario del Pacifico SAB de CV	500	4,631
Jiangsu Expressway Co Ltd	18,000	21,376
Malaysia Airports Holdings Bhd	6,000	13,077

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

12	JUNE 30, 2018

Janus Henderson Emerging Markets Managed Volatility Fund

Schedule of Investments

June 30, 2018

Shares		Value
Common Stocks – (continued)
Transportation Infrastructure – (continued)
Promotora y Operadora de Infraestructura SAB de CV	1,675	$14,969
		241,514
Water Utilities – 0.6%
Guangdong Investment Ltd	38,000	60,169
Wireless Telecommunication Services – 6.4%
Advanced Info Service PCL	2,000	11,174
Axiata Group Bhd	64,000	60,248
Bharti Airtel Ltd	344	1,917
DiGi.Com Bhd	43,300	44,422
Far EasTone Telecommunications Co Ltd	75,000	194,142
Maxis Bhd	20,800	28,095
PLDT Inc	400	9,560
Taiwan Mobile Co Ltd	71,000	257,337
Turkcell Iletisim Hizmetleri AS	1,323	3,494
Vodacom Group Ltd	369	3,298
		613,687
Total Common Stocks (cost $9,229,121)		9,439,541
Preferred Stocks – 0.5%
Automobiles – 0.4%
Hyundai Motor Co	425	31,346
Hyundai Motor Co (2nd Pref)	87	7,085
		38,431
Banks – 0.1%
Bancolombia SA	814	9,926
Total Preferred Stocks (cost $53,508)		48,357
Total Investments (total cost $9,282,629) – 99.7%		9,487,898
Cash, Receivables and Other Assets, net of Liabilities – 0.3%		33,320
Net Assets – 100%		$9,521,218

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	13

Janus Henderson Emerging Markets Managed Volatility Fund

Schedule of Investments

June 30, 2018

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
China	$1,430,966	15.1%
Taiwan	1,395,093	14.7
Malaysia	1,121,460	11.8
Thailand	1,013,802	10.7
India	965,682	10.2
South Korea	659,762	7.0
Russia	447,785	4.7
United Arab Emirates	351,332	3.7
Chile	345,735	3.7
Indonesia	339,872	3.6
Philippines	240,891	2.5
South Africa	231,517	2.5
Czech Republic	145,739	1.5
Qatar	142,785	1.5
Mexico	120,938	1.3
Colombia	105,456	1.1
Greece	103,560	1.1
Hungary	86,248	0.9
Brazil	79,670	0.8
Turkey	68,382	0.7
Peru	59,085	0.6
Poland	32,138	0.3

Total	$9,487,898	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

14	JUNE 30, 2018

Janus Henderson Emerging Markets Managed Volatility Fund

Schedule of Investments

June 30, 2018

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 6/30/18
Investment Companies - N/A
Money Markets - N/A
Janus Henderson Cash Liquidity Fund LLC,1.8501%ºº	$2,065	$-	$-	$-

	Share Balance at 6/30/17	Purchases	Sales	Share Balance at 6/30/18
Investment Companies - N/A
Money Markets - N/A
Janus Henderson Cash Liquidity Fund LLC,1.8501%ºº	36,000	7,978,680	(8,014,680)	-

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	15

Janus Henderson Emerging Markets Managed Volatility Fund

Notes to Schedule of Investments and Other Information

MSCI Emerging Markets IndexSM	MSCI Emerging Markets IndexSM reflects the equity market performance of emerging markets.

ADR	American Depositary Receipt
GDR	Global Depositary Receipt
LLC	Limited Liability Company
PCL	Public Company Limited
PJSC	Private Joint Stock Company
PLC	Public Limited Company

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the year ended June 30, 2018 is $55,366, which represents 0.6% of net assets.

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of June 30, 2018.

¢	Security is valued using significant unobservable inputs.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of June 30, 2018. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quotes Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Common Stocks
Air Freight & Logistics	$-	$25,774	$-
Airlines	-	27,157	-
Auto Components	-	69,480	-
Automobiles	-	184,753	-
Banks	251,363	1,757,535	-
Beverages	56,631	71,673	-
Biotechnology	-	62,894	-
Chemicals	8,966	244,763	-
Commercial Services & Supplies	-	21,884	-
Construction & Engineering	-	32,476	-
Construction Materials	-	53,416	-
Consumer Finance	-	50,357	-

16	JUNE 30, 2018

Janus Henderson Emerging Markets Managed Volatility Fund

Notes to Schedule of Investments and Other Information

Valuation Inputs Summary
		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quotes Prices	Observable Inputs	Unobservable Inputs
Diversified Financial Services	-	14,723	-
Diversified Telecommunication Services	-	510,749	-
Electric Utilities	88,856	205,764	-
Electronic Equipment, Instruments & Components	-	19,383	-
Energy Equipment & Services	-	88,831	-
Equity Real Estate Investment Trusts (REITs)	6,972	22,387	-
Food & Staples Retailing	12,394	327,849	-
Food Products	9,053	477,675	-
Gas Utilities	19,196	168,570	-
Health Care Providers & Services	-	157,324	-
Hotels, Restaurants & Leisure	49,998	132,549	-
Household Durables	-	27,344	-
Household Products	20,952	86,877	-
Independent Power and Renewable Electricity Producers	6,284	41,773	-
Industrial Conglomerates	-	174,739	-
Information Technology Services	-	196,638	-
Insurance	-	54,144	-
Internet Software & Services	10,100	129,479	-
Machinery	-	180,263	-
Marine	-	6,013	-
Media	-	4,992	-
Metals & Mining	14,496	226,203	-
Multiline Retail	18,333	116,880	-
Oil, Gas & Consumable Fuels	83,977	681,928	-
Paper & Forest Products	71,700	28,515	-
Personal Products	-	204,876	-
Pharmaceuticals	-	251,059	-
Real Estate Management & Development	-	172,244	-
Semiconductor & Semiconductor Equipment	-	91,733	2,121
Specialty Retail	-	33,954	-
Technology Hardware, Storage & Peripherals	-	20,261	-
Textiles, Apparel & Luxury Goods	-	162,541	-
Tobacco	-	130,200	-
Transportation Infrastructure	19,600	221,914	-
Water Utilities	-	60,169	-
Wireless Telecommunication Services	-	613,687	-
All Other	42,157	-	-
Preferred Stocks	-	48,357	-
Total Assets	$791,028	$8,694,749	$2,121

Janus Investment Fund	17

Janus Henderson Emerging Markets Managed Volatility Fund

Statement of Assets and Liabilities

June 30, 2018

See footnotes at the end of the Statement.

Assets:
Investments, at value(1)	$9,487,898
Cash denominated in foreign currency(2)	92,213
Non-interested Trustees' deferred compensation	200
Receivables:
Investments sold	53,224
Dividends	31,874
Due from adviser	16,259
Fund shares sold	703
Foreign tax reclaims	22
Other assets	52
Total Assets	9,682,445
Liabilities:
Due to custodian	57,151
Payables:	—
Professional fees	34,671
Fund shares repurchased	23,584
Non-affiliated fund administration fees payable	14,552
Registration fees	10,848
Advisory fees	8,198
Custodian fees	3,031
Transfer agent fees and expenses	2,087
12b-1 Distribution and shareholder servicing fees	204
Non-interested Trustees' deferred compensation fees	200
Non-interested Trustees' fees and expenses	58
Affiliated fund administration fees payable	22
Accrued expenses and other payables	6,621
Total Liabilities	161,227
Net Assets	$9,521,218

See Notes to Financial Statements.

18	JUNE 30, 2018

Janus Henderson Emerging Markets Managed Volatility Fund

Statement of Assets and Liabilities

June 30, 2018

Net Assets Consist of:
Capital (par value and paid-in surplus)	$8,767,611
Undistributed net investment income/(loss)	1,819
Undistributed net realized gain/(loss) from investments and foreign currency transactions	546,650
Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	205,138
Total Net Assets	$9,521,218
Net Assets - Class A Shares	$409,637
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	35,413
Net Asset Value Per Share(3)	$11.57
Maximum Offering Price Per Share(4)	$12.28
Net Assets - Class C Shares	$93,477
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	8,118
Net Asset Value Per Share(3)	$11.51
Net Assets - Class D Shares	$7,046,500
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	609,269
Net Asset Value Per Share	$11.57
Net Assets - Class I Shares	$102,129
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	8,776
Net Asset Value Per Share	$11.64
Net Assets - Class N Shares	$1,614,308
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	139,328
Net Asset Value Per Share	$11.59
Net Assets - Class S Shares	$60,310
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	5,214
Net Asset Value Per Share	$11.57
Net Assets - Class T Shares	$194,857
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	16,828
Net Asset Value Per Share	$11.58

(1) Includes cost of $9,282,629.

(2) Includes cost of $117,376.

(3) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(4) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

Janus Investment Fund	19

Janus Henderson Emerging Markets Managed Volatility Fund

Statement of Operations

For the year ended June 30, 2018(1)

See footnotes at the end of the Statement.

Investment Income:
Dividends	$247,600
Dividends from affiliates	2,065
Other income	1,180
Foreign tax withheld	(26,272)
Total Investment Income	224,573
Expenses:
Advisory fees	87,858
12b-1 Distribution and shareholder servicing fees:
Class A Shares	503
Class C Shares	1,055
Class S Shares	152
Transfer agent administrative fees and expenses:
Class D Shares	8,769
Class S Shares	152
Class T Shares	516
Transfer agent networking and omnibus fees:
Class A Shares	24
Class C Shares	23
Class I Shares	371
Other transfer agent fees and expenses:
Class A Shares	91
Class C Shares	21
Class D Shares	2,003
Class I Shares	99
Class N Shares	105
Class S Shares	15
Class T Shares	24
Registration fees	109,869
Professional fees	63,590
Custodian fees	58,379
Non-affiliated fund administration fees	14,552
Shareholder reports expense	4,695
Affiliated fund administration fees	563
Non-interested Trustees’ fees and expenses	272
Other expenses	3,366
Total Expenses	357,067
Less: Excess Expense Reimbursement and Waivers	(252,177)
Net Expenses	104,890
Net Investment Income/(Loss)	119,683

See Notes to Financial Statements.

20	JUNE 30, 2018

Janus Henderson Emerging Markets Managed Volatility Fund

Statement of Operations

For the year ended June 30, 2018(1)

Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions(2)	$857,517
Total Net Realized Gain/(Loss) on Investments	857,517
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation(3)	(283,465)
Total Change in Unrealized Net Appreciation/Depreciation	(283,465)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$693,735

(1) Period from August 4, 2017 (inception date) through June 30, 2018 for Class N Shares.

(2) Includes realized foreign capital gains tax on investments of $(4,548).

(3) Includes change in unrealized appreciation/depreciation of $2,436 due to foreign capital gains tax on investments.

See Notes to Financial Statements.

Janus Investment Fund	21

Janus Henderson Emerging Markets Managed Volatility Fund

Statements of Changes in Net Assets

	Year ended June 30, 2018(1)	Year ended June 30, 2017

Operations:
Net investment income/(loss)	$119,683	$36,737
Net realized gain/(loss) on investments	857,517	(67,218)
Change in unrealized net appreciation/depreciation	(283,465)	452,435
Net Increase/(Decrease) in Net Assets Resulting from Operations	693,735	421,954
Dividends and Distributions to Shareholders:
Dividends from Net Investment Income
Class A Shares	(2,398)	(1,470)
Class C Shares	(701)	(105)
Class D Shares	(100,880)	(22,736)
Class I Shares	(2,120)	(10,436)
Class N Shares	(19,377)	N/A
Class S Shares	(694)	(441)
Class T Shares	(3,217)	(1,748)
Total Dividends from Net Investment Income	(129,387)	(36,936)
Distributions from Net Realized Gain from Investment Transactions
Class A Shares	(998)	—
Class C Shares	(497)	—
Class D Shares	(37,425)	—
Class I Shares	(1,070)	—
Class N Shares	(6,727)	N/A
Class S Shares	(316)	—
Class T Shares	(1,212)	—
Total Distributions from Net Realized Gain from Investment Transactions	(48,245)	—
Net Decrease from Dividends and Distributions to Shareholders	(177,632)	(36,936)
Capital Share Transactions:
Class A Shares	233,739	8,970
Class C Shares	2,371	31,105
Class D Shares	2,431,763	2,432,061
Class I Shares	(822,406)	109,466
Class N Shares	1,639,044	N/A
Class S Shares	1,010	441
Class T Shares	2,517	(16,332)
Net Increase/(Decrease) from Capital Share Transactions	3,488,038	2,565,711
Net Increase/(Decrease) in Net Assets	4,004,141	2,950,729
Net Assets:
Beginning of period	5,517,077	2,566,348
End of period	$9,521,218	$5,517,077

Undistributed Net Investment Income/(Loss)	$1,819	$13,919

(1) Period from August 4, 2017 (inception date) through June 30, 2018 for Class N Shares.

See Notes to Financial Statements.

22	JUNE 30, 2018

Janus Henderson Emerging Markets Managed Volatility Fund

Financial Highlights

Class A Shares
For a share outstanding during each year or period ended June 30	2018	2017	2016		2015(1)
Net Asset Value, Beginning of Period	$10.47	$9.48	$10.49		$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.17	0.08	0.18		0.06
Net realized and unrealized gain/(loss)	1.14	1.01	(1.03)		0.43
Total from Investment Operations	1.31	1.09	(0.85)		0.49
Less Dividends and Distributions:
Dividends (from net investment income)	(0.15)	(0.10)	(0.08)		—
Distributions (from capital gains)	(0.06)	—	(0.08)		—
Total Dividends and Distributions	(0.21)	(0.10)	(0.16)		—
Net Asset Value, End of Period	$11.57	$10.47	$9.48		$10.49
Total Return*	12.50%	11.64%	(8.06)%		4.90%
Net Assets, End of Period (in thousands)	$410	$169	$145		$157
Average Net Assets for the Period (in thousands)	$206	$152	$140		$159
Ratios to Average Net Assets**:
Ratio of Gross Expenses	4.40%	7.53%	10.33%		36.27%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.30%	1.29%	1.30%		1.31%
Ratio of Net Investment Income/(Loss)	1.46%	0.85%	1.89%		1.05%
Portfolio Turnover Rate	132%	116%	84%		43%
				1

Class C Shares
For a share outstanding during each year or period ended June 30	2018	2017	2016	2015(1)
Net Asset Value, Beginning of Period	$10.44	$9.44	$10.44	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.06	0.01	0.10	0.02
Net realized and unrealized gain/(loss)	1.16	1.01	(1.02)	0.42
Total from Investment Operations	1.22	1.02	(0.92)	0.44
Less Dividends and Distributions:
Dividends (from net investment income)	(0.09)	(0.02)	—(3)	—
Distributions (from capital gains)	(0.06)	—	(0.08)	—
Total Dividends and Distributions	(0.15)	(0.02)	(0.08)	—
Net Asset Value, End of Period	$11.51	$10.44	$9.44	$10.44
Total Return*	11.66%	10.85%	(8.77)%	4.40%
Net Assets, End of Period (in thousands)	$93	$84	$48	$52
Average Net Assets for the Period (in thousands)	$108	$52	$46	$53
Ratios to Average Net Assets**:
Ratio of Gross Expenses	5.29%	8.12%	11.11%	37.08%
Ratio of Net Expenses (After Waivers and Expense Offsets)	2.00%	2.05%	2.08%	2.09%
Ratio of Net Investment Income/(Loss)	0.54%	0.14%	1.11%	0.27%
Portfolio Turnover Rate	132%	116%	84%	43%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from December 17, 2014 (inception date) through June 30, 2015.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

(3) Less than $0.005 on a per share basis.

See Notes to Financial Statements.

Janus Investment Fund	23

Janus Henderson Emerging Markets Managed Volatility Fund

Financial Highlights

Class D Shares
For a share outstanding during each year or period ended June 30	2018	2017	2016	2015(1)
Net Asset Value, Beginning of Period	$10.47	$9.49	$10.49	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.15	0.10	0.19	0.08
Net realized and unrealized gain/(loss)	1.18	0.99	(1.02)	0.41
Total from Investment Operations	1.33	1.09	(0.83)	0.49
Less Dividends and Distributions:
Dividends (from net investment income)	(0.17)	(0.11)	(0.09)	—
Distributions (from capital gains)	(0.06)	—	(0.08)	—
Total Dividends and Distributions	(0.23)	(0.11)	(0.17)	—
Net Asset Value, End of Period	$11.57	$10.47	$9.49	$10.49
Total Return*	12.68%	11.70%	(7.89)%	4.90%
Net Assets, End of Period (in thousands)	$7,047	$4,206	$1,488	$1,335
Average Net Assets for the Period (in thousands)	$7,312	$2,602	$1,194	$1,037
Ratios to Average Net Assets**:
Ratio of Gross Expenses	3.79%	6.89%	10.26%	27.16%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.13%	1.22%	1.19%	1.23%
Ratio of Net Investment Income/(Loss)	1.27%	1.00%	2.08%	1.38%
Portfolio Turnover Rate	132%	116%	84%	43%

Class I Shares
For a share outstanding during each year or period ended June 30	2018	2017	2016	2015(1)
Net Asset Value, Beginning of Period	$10.48	$9.49	$10.50	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.21	0.10	0.21	0.10
Net realized and unrealized gain/(loss)	1.13	1.01	(1.04)	0.40
Total from Investment Operations	1.34	1.11	(0.83)	0.50
Less Dividends and Distributions:
Dividends (from net investment income)	(0.12)	(0.12)	(0.10)	—
Distributions (from capital gains)	(0.06)	—	(0.08)	—
Total Dividends and Distributions	(0.18)	(0.12)	(0.18)	—
Net Asset Value, End of Period	$11.64	$10.48	$9.49	$10.50
Total Return*	12.82%	11.93%	(7.82)%	5.00%
Net Assets, End of Period (in thousands)	$102	$831	$664	$305
Average Net Assets for the Period (in thousands)	$374	$765	$391	$181
Ratios to Average Net Assets**:
Ratio of Gross Expenses	4.79%	7.62%	9.29%	27.37%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.18%	1.10%	1.04%	1.05%
Ratio of Net Investment Income/(Loss)	1.79%	0.97%	2.30%	1.79%
Portfolio Turnover Rate	132%	116%	84%	43%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from December 17, 2014 (inception date) through June 30, 2015.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

24	JUNE 30, 2018

Janus Henderson Emerging Markets Managed Volatility Fund

Financial Highlights

Class N Shares
For a share outstanding during the period ended June 30	2018(1)
Net Asset Value, Beginning of Period	$11.10
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.15
Net realized and unrealized gain/(loss)	0.58
Total from Investment Operations	0.73
Less Dividends and Distributions:
Dividends (from net investment income)	(0.18)
Distributions (from capital gains)	(0.06)
Total Dividends and Distributions	(0.24)
Net Asset Value, End of Period	$11.59
Total Return*	6.57%
Net Assets, End of Period (in thousands)	$1,614
Average Net Assets for the Period (in thousands)	$1,086
Ratios to Average Net Assets**:
Ratio of Gross Expenses	3.50%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.97%
Ratio of Net Investment Income/(Loss)	1.35%
Portfolio Turnover Rate	132%

Class S Shares
For a share outstanding during each year or period ended June 30	2018	2017	2016	2015(3)
Net Asset Value, Beginning of Period	$10.47	$9.48	$10.47	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.14	0.07	0.17	0.04
Net realized and unrealized gain/(loss)	1.16	1.01	(1.02)	0.43
Total from Investment Operations	1.30	1.08	(0.85)	0.47
Less Dividends and Distributions:
Dividends (from net investment income)	(0.14)	(0.09)	(0.06)	—
Distributions (from capital gains)	(0.06)	—	(0.08)	—
Total Dividends and Distributions	(0.20)	(0.09)	(0.14)	—
Net Asset Value, End of Period	$11.57	$10.47	$9.48	$10.47
Total Return*	12.38%	11.52%	(8.06)%	4.70%
Net Assets, End of Period (in thousands)	$60	$54	$48	$52
Average Net Assets for the Period (in thousands)	$61	$50	$47	$53
Ratios to Average Net Assets**:
Ratio of Gross Expenses	5.54%	7.83%	10.55%	36.54%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.40%	1.42%	1.33%	1.58%
Ratio of Net Investment Income/(Loss)	1.15%	0.71%	1.87%	0.78%
Portfolio Turnover Rate	132%	116%	84%	43%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from August 4, 2017 (inception date) through June 30, 2018.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

(3) Period from December 17, 2014 (inception date) through June 30, 2015.

See Notes to Financial Statements.

Janus Investment Fund	25

Janus Henderson Emerging Markets Managed Volatility Fund

Financial Highlights

Class T Shares
For a share outstanding during each year or period ended June 30	2018	2017	2016	2015(1)
Net Asset Value, Beginning of Period	$10.48	$9.49	$10.49	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.16	0.09	0.19	0.06
Net realized and unrealized gain/(loss)	1.16	1.01	(1.02)	0.43
Total from Investment Operations	1.32	1.10	(0.83)	0.49
Less Dividends and Distributions:
Dividends (from net investment income)	(0.16)	(0.11)	(0.09)	—
Distributions (from capital gains)	(0.06)	—	(0.08)	—
Total Dividends and Distributions	(0.22)	(0.11)	(0.17)	—
Net Asset Value, End of Period	$11.58	$10.48	$9.49	$10.49
Total Return*	12.64%	11.78%	(7.89)%	4.90%
Net Assets, End of Period (in thousands)	$195	$174	$175	$169
Average Net Assets for the Period (in thousands)	$207	$170	$155	$165
Ratios to Average Net Assets**:
Ratio of Gross Expenses	4.51%	7.67%	10.26%	35.55%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.16%	1.18%	1.11%	1.32%
Ratio of Net Investment Income/(Loss)	1.36%	0.93%	2.10%	1.07%
Portfolio Turnover Rate	132%	116%	84%	43%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from December 17, 2014 (inception date) through June 30, 2015.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

26	JUNE 30, 2018

Janus Henderson Emerging Markets Managed Volatility Fund

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Janus Henderson Emerging Markets Managed Volatility Fund (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 49 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks long-term growth of capital. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares. Class D Shares are closed to certain new investors.

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus Henderson funds. Class D Shares are available only to investors who hold accounts directly with the Janus Henderson funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of: 1) certain adviser-assisted, employer-sponsored retirement plans, including 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans; and 2) retail investors purchasing in qualified or nonqualified accounts, whose accounts are held through an omnibus account at their financial intermediary, and where the financial intermediary requires no payment or reimbursement from the Fund, Janus Capital Management LLC (“Janus Capital”), or its affiliates. Class N Shares are also available to Janus Henderson proprietary products and to certain direct institutional investors approved by Janus Distributors LLC dba Janus Henderson Distributors (“Janus Henderson Distributors”) including, but not limited to, corporations, certain retirement plans, public plans, and foundations and endowments, subject to minimum investment requirements.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price.

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Janus Henderson Emerging Markets Managed Volatility Fund

Notes to Financial Statements

Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2018 to fair value the Fund’s investments in

28	JUNE 30, 2018

Janus Henderson Emerging Markets Managed Volatility Fund

Notes to Financial Statements

securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

The Fund recognizes transfers between the levels as of the beginning of the fiscal year. The following describes the amounts of transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period.

Financial assets of $2,808,184 were transferred out of Level 1 to Level 2 since certain foreign equity prices were applied a fair valuation adjustment factor at the end of the current period and no factor was applied at the end of the prior fiscal year.

The Fund did not hold a significant amount of Level 3 securities as of June 30, 2018.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or the Fund’s total return, but may reduce the amounts

Janus Investment Fund	29

Janus Henderson Emerging Markets Managed Volatility Fund

Notes to Financial Statements

that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

On December 22, 2017, the Tax Cuts and Jobs Act was signed into law. Currently, Management does not believe the bill will have a material impact on the Fund’s intention to continue to qualify as a regulated investment company, which is generally not subject to U.S. federal income tax.

2. Other Investments and Strategies

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) of 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from

30	JUNE 30, 2018

Janus Henderson Emerging Markets Managed Volatility Fund

Notes to Financial Statements

other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). There is considerable uncertainty about how Brexit will be conducted, how negotiations of necessary treaties and trade agreements will proceed, or how financial markets will react. In addition, one or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Emerging Market Investing

To the extent that emerging markets may be included in its benchmark index, the Fund may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging market countries.” To the extent that the Fund invests a significant amount of its assets in one or more of these countries, its returns and net asset value may be affected to a large degree by events and economic conditions in such countries. The risks of foreign investing are heightened when investing in emerging markets, which may result in the price of investments in emerging markets experiencing sudden and sharp price swings. In many developing markets, there is less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on the Fund’s investments. In addition, the Fund’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Fund’s investments. To the extent that the Fund invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Fund’s performance.

Real Estate Investing

To the extent that real estate-related securities may be included in the Fund’s named benchmark index, Intech’s mathematical investment process may select equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

3. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Fund’s contractual investment advisory fee rate (expressed as an annual rate).

Average Daily Net Assets of the Fund	Contractual Investment Advisory Fee (%)
First $2 Billion	0.95
Next $1 Billion	0.92
Next $3 Billion	0.90

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Janus Henderson Emerging Markets Managed Volatility Fund

Notes to Financial Statements

Intech Investment Management LLC (“Intech”) serves as subadviser to the Fund. As subadviser, Intech provides day-to-day management of the investment operations of the Fund subject to the general oversight of Janus Capital. Janus Capital owns approximately 97% of Intech.

Janus Capital pays Intech a subadvisory fee rate equal to 50% of the investment advisory fee paid by the Fund to Janus Capital (net of any fee waivers and expense reimbursements).

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s total annual fund operating expenses, including the investment advisory fee, but excluding the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus/administrative fees payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.95% of the Fund’s average daily net assets. Janus Capital has agreed to continue the waivers until at least November 1, 2018. The previous expense limit (until November 1, 2017) was 1.08%. If applicable, amounts waived and/or reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund’s Class D Shares pay an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital. For all share classes except Class D Shares, Janus Services also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.

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Janus Henderson Emerging Markets Managed Volatility Fund

Notes to Financial Statements

Janus Services is compensated for its services related to the Fund’s Class D Shares. In addition to the administrative fees discussed above, Janus Services receives reimbursement for out-of-pocket costs it incurs for serving as transfer agent and providing, or arranging for, servicing to shareholders. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Henderson Distributors, a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Henderson Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution and shareholder servicing fees” in the Statement of Operations.

Janus Capital serves as administrator to the Fund pursuant to an administration agreement between Janus Capital and the Trust. Under the administration agreement, Janus Capital provides oversight and coordination of the Fund’s service providers, recordkeeping, and other administrative services, and is reimbursed by the Fund for certain of its costs in providing these services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. The Fund pays for some or all of the salaries, fees, and expenses of Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital (or any subadvisor, as applicable) provides to the Fund. These amounts are disclosed as “Affiliated Fund administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Fund’s Chief Compliance Officer and certain compliance staff, all of whom are employees of Janus Capital and/or its affiliates, are shared with the Fund. Total compensation of $476,345 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended June 30, 2018. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

Effective April 1, 2018, BNP Paribas Financial Services (“BPFS”) provides certain administrative services to the Fund, including services related to Fund accounting, calculation of the Fund’s daily NAV, and Fund audit, tax, and reporting obligations, pursuant to a sub-administration agreement with Janus Capital on behalf of the Fund. As compensation for such services, Janus Capital pays BPFS a fee based on a percentage of the Fund’s assets, along with a flat fee, and is reimbursed by the Fund for amounts paid to BPFS (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). These amounts are disclosed as “Non-affiliated fund administration fees” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of June 30, 2018 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended June 30, 2018 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time

Janus Investment Fund	33

Janus Henderson Emerging Markets Managed Volatility Fund

Notes to Financial Statements

to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $471,025 were paid by the Trust to the Trustees under the Deferred Plan during the year ended June 30, 2018.

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Henderson Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Henderson Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Fund's ability to withdraw investments from Janus Henderson Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Henderson Cash Liquidity Fund LLC. The units of Janus Henderson Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the year ended June 30, 2018 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Henderson Distributors and financial intermediaries. During the year ended June 30, 2018, Janus Henderson Distributors retained upfront sales charges of $61.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Henderson Distributors during the year ended June 30, 2018.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class C Shares during the year ended June 30, 2018.

As of June 30, 2018, shares of the Fund were owned by affiliates of Janus Henderson Investors, and/or other funds advised by Janus Henderson, as indicated in the table below:

Class	% of Class Owned	% of Fund Owned
Class A Shares	37%	2%
Class C Shares	63	1
Class D Shares	-	-
Class I Shares	-	-
Class N Shares	3	1
Class S Shares	100	1
Class T Shares	69	1

In addition, other shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

4. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations; (2) losses or deductions the Fund may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

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Janus Henderson Emerging Markets Managed Volatility Fund

Notes to Financial Statements

Other book to tax differences primarily consist of deferred compensation and foreign currency contract adjustments. The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

			Loss Deferrals		Other Book	Net Tax
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Late-Year Ordinary Loss	Post-October Capital Loss	to Tax Differences	Appreciation/ (Depreciation)
$ 132,593	$ 504,872	$ (80,943)	$ -	$ -	$ (331)	$ 197,416

Accumulated capital losses noted below represent net capital loss carryovers, as of June 30, 2018, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows these capital loss carryovers.

Capital Loss Carryover Schedule
For the year ended June 30, 2018
No Expiration
Short-Term	Long-Term	Accumulated Capital Losses
$ (71,865)	$ (9,078)	$ (80,943)

During the year ended June 30, 2018, capital loss carryovers of $167,673 were utilized by the Fund.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2018 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals, investments in partnerships and passive foreign investment companies.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 9,290,482	$ 735,605	$ (538,189)	$ 197,416

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended June 30, 2018
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 155,575	$ 22,057	$ -	$ -

For the year ended June 30, 2017
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 36,936	$ -	$ -	$ -

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Janus Henderson Emerging Markets Managed Volatility Fund

Notes to Financial Statements

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. The following reclassifications have been made to the Fund:

Increase/(Decrease) to Capital	Increase/(Decrease) to Undistributed Net Investment Income/Loss	Increase/(Decrease) to Undistributed Net Realized Gain/Loss
$ 16,621	$ (2,396)	$ (14,225)

Capital has been adjusted by $16,621, including $9,806 of long-term capital gain, for distributions in connection with Fund share redemptions (tax equalization).

5. Capital Share Transactions

	Year ended June 30, 2018(1)		Year ended June 30, 2017
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	21,727	$ 263,183	747	$ 7,500
Reinvested dividends and distributions	292	3,396	165	1,470
Shares repurchased	(2,778)	(32,840)	-	-
Net Increase/(Decrease)	19,241	$ 233,739	912	$ 8,970
Class C Shares:
Shares sold	2,895	$ 34,999	2,989	$ 31,000
Reinvested dividends and distributions	103	1,198	12	105
Shares repurchased	(2,926)	(33,826)	-	-
Net Increase/(Decrease)	72	$ 2,371	3,001	$ 31,105
Class D Shares:
Shares sold	642,361	$7,658,499	359,468	$3,534,066
Reinvested dividends and distributions	11,810	137,001	2,557	22,730
Shares repurchased	(446,401)	(5,363,737)	(117,370)	(1,124,735)
Net Increase/(Decrease)	207,770	$2,431,763	244,655	$2,432,061
Class I Shares:
Shares sold	17,626	$ 202,640	35,379	$ 350,572
Reinvested dividends and distributions	274	3,190	1,174	10,436
Shares repurchased	(88,386)	(1,028,236)	(27,201)	(251,542)
Net Increase/(Decrease)	(70,486)	$ (822,406)	9,352	$ 109,466
Class N Shares:
Shares sold	148,338	$1,749,677	-	$ -
Reinvested dividends and distributions	2,248	26,104	-	-
Shares repurchased	(11,258)	(136,737)	-	-
Net Increase/(Decrease)	139,328	$1,639,044	-	$ -
Class S Shares:
Shares sold	-	$ -	-	$ -
Reinvested dividends and distributions	87	1,010	50	441
Shares repurchased	-	-	-	-
Net Increase/(Decrease)	87	$ 1,010	50	$ 441
Class T Shares:
Shares sold	9,122	$ 110,365	805	$ 8,011
Reinvested dividends and distributions	382	4,429	197	1,748
Shares repurchased	(9,260)	(112,277)	(2,819)	(26,091)
Net Increase/(Decrease)	244	$ 2,517	(1,817)	$ (16,332)
(1)	Period from August 4, 2017 (inception date) through June 30, 2018 for Class N Shares.

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Janus Henderson Emerging Markets Managed Volatility Fund

Notes to Financial Statements

6. Purchases and Sales of Investment Securities

For the year ended June 30, 2018, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$15,271,601	$ 11,874,863	$ -	$ -

7. Recent Accounting Pronouncements

The Securities and Exchange Commission ("SEC") adopted new rules as well as amendments to its rules to modernize the reporting and disclosure of information by registered investment companies. In addition, the SEC adopted amendments to Regulation S-X, which require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date of the amendments to Regulation S-X was August 1, 2017. This report incorporates the amendments to Regulation S-X.

The FASB issued Accounting Standards Update No. 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities ("ASU 2017-08") to amend the amortization period for certain purchased callable debt securities held at a premium. The guidance requires certain premiums on callable debt securities to be amortized to the earliest call date. The amortization period for callable debt securities purchased at a discount will not be impacted. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Early adoption is permitted, including adoption in an interim period. Management is currently evaluating the impacts of ASU 2017-08 on the financial statements.

8. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to June 30, 2018 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

Janus Investment Fund	37

Janus Henderson Emerging Markets Managed Volatility Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Investment Fund and Shareholders of Janus Henderson Emerging Markets Managed Volatility Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Janus Henderson Emerging Markets Managed Volatility Fund (one of the funds constituting Janus Investment Fund, referred to hereafter as the "Fund") as of June 30, 2018, the related statement of operations for the year ended June 30, 2018, the statements of changes in net assets for each of the two years in the period ended June 30, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended June 30, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2018 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

Denver, Colorado
August 17, 2018

We have served as the auditor of one or more investment companies in Janus Henderson Funds since 1990.

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Janus Henderson Emerging Markets Managed Volatility Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Fund is required to disclose its complete holdings on Form N-Q within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to Fund shareholders. These reports (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free) (or 1-800-525-3713 if you hold Class D shares). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag. Holdings are generally posted approximately two business days thereafter under Full Holdings for the Fund at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 14 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

Additionally, in connection with their consideration of whether to continue the investment advisory agreement and subadvisory agreement for each Fund, as applicable, the Trustees also received and reviewed information in connection with the transaction to combine the respective businesses of Henderson Group plc and Janus Capital Group, Inc., the parent company of Janus Capital (the “Transaction”), announced in October 2016, which closed in the second quarter of 2017. In this regard, the Trustees reviewed information regarding the impact of the Transaction on the services to be provided by Janus Capital and each subadviser, as applicable, to the Funds under such agreements prior to the close of the Transaction as well as the services provided after the Transaction closed.

At a meeting held on December 7, 2017, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from February 1, 2018 through February 1, 2019, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the

Janus Investment Fund	39

Janus Henderson Emerging Markets Managed Volatility Fund

Additional Information (unaudited)

agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees (excluding out of pocket costs), net of any waivers.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has been strong: for the 36 months ended September 30, 2017, approximately 70% of the Funds were in the top two quartiles of performance, as reported by Morningstar, and for the 12 months ended September 30, 2017, approximately 46% of the Funds were in the top two quartiles of performance, as reported by Morningstar.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Alternative Funds

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson International Long/Short Equity Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and the Fund’s limited performance history.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge

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Janus Henderson Emerging Markets Managed Volatility Fund

Additional Information (unaudited)

quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Fixed-Income Funds

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Unconstrained Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Real Return Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Strategic Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

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Additional Information (unaudited)

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson International Small Cap Fund, the Trustees noted that, due to limited performance for the Fund, performance history was not a material factor.

• For Janus Henderson International Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that

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Additional Information (unaudited)

the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson All Asset Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

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Additional Information (unaudited)

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and the Fund’s limited performance history.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital and Intech had taken or were taking to improve performance, and the Fund’s limited performance history.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Intech had taken or were taking to improve performance.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Select Value Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

Janus Aspen Series

• For Janus Henderson Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

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Additional Information (unaudited)

• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Forty Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Allocation Portfolio – Moderate, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Research Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Technology Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Unconstrained Bond Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and the Fund’s limited performance history.

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Overseas Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Research Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Fund’s performance warranted continuation of the Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of

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Additional Information (unaudited)

that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration, but excluding out-of-pocket costs) fees for many of the Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 10% below the average total expenses of their respective Broadridge Expense Group peers and 18% below the average total expenses for their Broadridge Expense Universes; (3) management fees for the Funds, on average, were 8% below the average management fees for their Expense Groups and 9% below the average for their Expense Universes; and (4) Fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered the total expenses for each share class of each Fund compared to the average total expenses for its Broadridge Expense Group peers and to average total expenses for its Broadridge Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and expense waivers on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional clients and to the fees Janus Capital charges to funds subadvised by Janus Capital; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) Janus mutual fund investors enjoy reasonable fees relative to the fees charged to Janus institutional and subadvised fund investors; (4) in three of seven product categories, the Funds receive proportionally better pricing than the industry in relation to Janus institutional clients; and (5) in seven of eight strategies, Janus Capital has lower management fees than funds subadvised by Janus Capital’s portfolio managers.

The Trustees considered the fees for each Fund for its fiscal year ended in 2016, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Alternative Funds

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Long/Short Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were

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Additional Information (unaudited)

reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Fixed-Income Funds

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Unconstrained Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Real Return Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to waive 11 basis points of management fees effective February 1, 2018 and also has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Strategic Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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Janus Henderson Emerging Markets Managed Volatility Fund

Additional Information (unaudited)

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson International Small Cap Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

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Additional Information (unaudited)

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson All Asset Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s total expenses effective June 5, 2017.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Research Fund, the Trustees noted that, although the Fund’s total expenses were equal to or exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective February 1, 2017.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Janus Investment Fund	49

Janus Henderson Emerging Markets Managed Volatility Fund

Additional Information (unaudited)

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Select Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group averages for all share classes.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Janus Aspen Series

• For Janus Henderson Balanced Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Global Allocation Portfolio - Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Technology Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Unconstrained Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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Janus Henderson Emerging Markets Managed Volatility Fund

Additional Information (unaudited)

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Overseas Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for its sole share class.

The Trustees reviewed information on the overall profitability to Janus Capital and its affiliates of their relationship with the Funds, and considered profitability data of other fund managers. The Trustees also considered the financial information, estimated profitability and corporate structure of Janus Capital’s parent company before and after the Transaction. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. The Trustees also noted that the Trustees’ independent fee consultant reviewed the overall profitability of Janus Capital’s parent company prior to the Transaction, and the independent fee consultant found that, while assessing the reasonableness of Fund expenses in light of such profits was dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons were limited in accuracy by differences in complex size, business mix, institutional account orientation and other factors, after accepting these limitations, the level of profit earned by Janus Capital’s parent company was reasonable. In this regard, the independent consultant concluded that the profitability of Janus Capital’s parent company did not show excess nor did it show any insufficiency that could limit the ability to invest the resources needed to drive strong future investment performance on behalf of the Funds.

Additionally, the Trustees considered the estimated profitability to Janus Capital from the investment management services it provided to each Fund. The Trustees also considered such estimated profitability taking into account the impact of the Transaction on Janus Capital’s expense structure on a pro forma basis. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Fund is necessarily a product of the allocation methodology utilized by Janus Capital to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant concluded that (1) the expense allocation methodology utilized by Janus Capital was reasonable and (2) the estimated profitability to Janus Capital from the investment management services it provided to each Fund was reasonable, including after taking into account the impact of the Transaction on Janus Capital’s expense structure on a pro forma basis. The Trustees also considered that the estimated profitability for an individual Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that Janus Capital’s estimated profitability with respect to each Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Funds was not a material factor in the Board’s approval of the reasonableness of any Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that each Fund’s total expenses were reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

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Janus Henderson Emerging Markets Managed Volatility Fund

Additional Information (unaudited)

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted their independent fee consultant’s analysis of economies of scale in prior years. They also noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 86% of these Funds’ share classes have contractual management fees (gross of waivers) below their Broadridge expense group averages. They also noted that for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing certain of these Funds because they have not reached adequate scale. Moreover, as the assets of some of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

The independent fee consultant concluded that, given the limitations of various analytical approaches to economies of scale it had considered in prior years, and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus complex. The independent consultant concluded that (1) to the extent there were economies of scale at Janus Capital, Janus Capital’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Funds, Janus Capital appeared to be investing to increase the likelihood that these Funds will grow to a level to achieve any scale economies that may exist. Further, the independent fee consultant provided its belief that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Funds from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and/or the subadvisers benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Fund could attract other business to Janus Capital, the subadvisers or other Janus funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Funds.

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Janus Henderson Emerging Markets Managed Volatility Fund

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was June 30, 2018. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

Janus Investment Fund	53

Janus Henderson Emerging Markets Managed Volatility Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the

54	JUNE 30, 2018

Janus Henderson Emerging Markets Managed Volatility Fund

Useful Information About Your Fund Report (unaudited)

total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

Janus Investment Fund	55

Janus Henderson Emerging Markets Managed Volatility Fund

Designation Requirements (unaudited)

For federal income tax purposes, the Fund designated the following for the year ended June 30, 2018:

Capital Gain Distributions	$31,864
Foreign Taxes Paid	$25,971
Foreign Source Income	$247,601
Qualified Dividend Income Percentage	83%

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Janus Henderson Emerging Markets Managed Volatility Fund

Trustees and Officers (unaudited)

The Fund’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Fund’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Fund’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Fund’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Aspen Series. Collectively, these two registered investment companies consist of 61 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Fund may also be officers and/or directors of Janus Capital. Except as otherwise disclosed, Fund officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer, as authorized by the Trustees.

Janus Investment Fund	57

Janus Henderson Emerging Markets Managed Volatility Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Managing Partner, Impact Investments, Athena Capital Advisors LLC (independent registered investment advisor) (since 2016) and Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations). Formerly, Chief Executive Officer, Imprint Capital (impact investment firm) (2013-2015) and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	61

Director of Mutual Fund Directors Forum (a non-profit organization serving independent directors of U.S. mutual funds), Chairman of the Board and Trustee of The Investment Fund for Foundations Investment Program (TIP) (consisting of 2 funds), and Director of the F.B. Heron Foundation (a private grantmaking foundation).

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Janus Henderson Emerging Markets Managed Volatility Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Trustee	1/13-Present	Executive Vice President, Institutional Markets, of Black Creek Group (private equity real estate investment management firm) (since 2012). Formerly, Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	61

Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of MotiveQuest LLC (strategic social market research company) (2003-2016); Director of Nuveen Global Investors LLC (2007-2011); Director of Communities in Schools (2004-2010); and Director of Mutual Fund Education Alliance (until 2010).

Janus Investment Fund	59

Janus Henderson Emerging Markets Managed Volatility Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Managing Member and Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Venture Partner for The Edgewater Funds (a middle market private equity firm) (2002-2004); Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000); and Chief Investment Officer of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	61

Advisory Board Member, Innovate Partners Emerging Growth and Equity Fund I (early stage venture capital fund) (since 2014) and Managing Trustee of National Retirement Partners Liquidating Trust (since 2013). Formerly, Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013); Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009); Director of RemedyTemp, Inc. (temporary help services company) (1996-2006); and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

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Janus Henderson Emerging Markets Managed Volatility Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	6/16-Present	Founder, Daraja Capital (advisory and investment firm) (since 2016), and Senior Advisor, Albright Stonebridge Group LLC (global strategy firm) (since 2016). Formerly, Senior Vice President (2011-2015), Albright Stonebridge Group LLC; and Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	61	Director of Brightwood Capital Advisors, LLC (since 2014).
Gary A. Poliner 151 Detroit Street Denver, CO 80206 DOB: 1953	Trustee	6/16-Present	Retired. Formerly, President (2010-2013) of Northwestern Mutual Life Insurance Company.	61

Director of MGIC Investment Corporation (private mortgage insurance) (since 2013) and West Bend Mutual Insurance Company (property/casualty insurance) (since 2013). Formerly, Trustee of Northwestern Mutual Life Insurance Company (2010-2013); and Director of Frank Russell Company (global asset management firm) (2008-2013).

Janus Investment Fund	61

Janus Henderson Emerging Markets Managed Volatility Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
James T. Rothe 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	1/97-Present	Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Co-founder and Managing Director of Roaring Fork Capital SBIC, L.P. (SBA SBIC fund focusing on private investment in public equity firms) (2004-2014), Professor of Business of the University of Colorado (2002-2004), and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	61	Formerly, Director of Red Robin Gourmet Burgers, Inc. (RRGB) (2004- 2014).
William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	6/84-Present	Retired. Formerly, President and founder of HPS Products and Corporate Vice President of MKS Instruments, Boulder, CO (a provider of advanced process control systems for the semiconductor industry) (1976-2012).	61	None

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Janus Henderson Emerging Markets Managed Volatility Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Diane L. Wallace 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	6/17-Present	Retired.	61

Formerly, Independent Trustee, Henderson Global Funds (13 portfolios) (2015-2017); Independent Trustee, State Farm Associates' Funds Trust, State Farm Mutual Fund Trust, and State Farm Variable Product Trust (28 portfolios) (2013-2017). Chief Operating Officer, Senior Vice President-Operations, and Chief Financial Officer for Driehaus Capital Management, LLC (1988-2006); and Treasurer of Driehaus Mutual Funds (1996-2002).

Janus Investment Fund	63

Janus Henderson Emerging Markets Managed Volatility Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	61

Director of Chicago Community Trust (Regional Community Foundation), Chicago Council on Global Affairs, InnerWorkings (U.S. provider of print procurement solutions to corporate clients), Lurie Children’s Hospital (Chicago, IL), Shirley Ryan Ability Lab and Wrapports, LLC (digital communications company). Formerly, Director of Walmart (until 2017); Director of Chicago Convention & Tourism Bureau (until 2014); and The Field Museum of Natural History (Chicago, IL) (until 2014).

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Janus Henderson Emerging Markets Managed Volatility Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Bruce L. Koepfgen 151 Detroit Street Denver, CO 80206 DOB: 1952	President and Chief Executive Officer	7/14-Present

Head of North America at Janus Henderson Investors and Janus Capital Management LLC (since 2017); Executive Vice President and Director of Janus International Holding LLC (since 2011); Executive Vice President of Janus Distributors LLC (since 2011); Vice President and Director of Intech Investment Management LLC (since 2011); Executive Vice President and Director of Perkins Investment Management LLC (since 2011); and Executive Vice President and Director of Janus Management Holdings Corporation (since 2011). Formerly, President of Janus Capital Group Inc. and Janus Capital Management LLC (2013-2017); Executive Vice President of Janus Services LLC (2011-2015), Janus Capital Group Inc. and Janus Capital Management LLC (2011-2013); and Chief Financial Officer of Janus Capital Group Inc., Janus Capital Management LLC, Janus Distributors LLC, Janus Management Holdings Corporation, and Janus Services LLC (2011-2013).

Susan K. Wold 151 Detroit Street Denver, CO 80206 DOB: 1960	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	9/17-Present

Senior Vice President and Head of Compliance, North America for Janus Henderson (since September 2017); Formerly, Vice President, Head of Global Corporate Compliance, and Chief Compliance Officer for Janus Capital Management LLC (May 2017- September 2017); Vice President, Compliance at Janus Capital
Group Inc. and Janus Capital Management LLC (2005-2017).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital and Janus Services LLC.

Janus Investment Fund	65

Janus Henderson Emerging Markets Managed Volatility Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Kathryn L. Santoro 151 Detroit Street Denver, CO 80206 DOB: 1974	Vice President, Chief Legal Counsel, and Secretary	12/16-Present

Vice President of Janus Capital and Janus Services LLC (since 2016). Formerly, Vice President and Associate Counsel of Curian Capital, LLC and Curian Clearing LLC (2013-2016); and General Counsel and Secretary (2011-2012) and Vice President (2009-2012) of Old Mutual Capital, Inc.

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

66	JUNE 30, 2018

Janus Henderson Emerging Markets Managed Volatility Fund

Notes

NotesPage1

Janus Investment Fund	67

Janus Henderson Emerging Markets Managed Volatility Fund

Notes

NotesPage2

68	JUNE 30, 2018

Janus Henderson Emerging Markets Managed Volatility Fund

Notes

NotesPage3

Janus Investment Fund	69

Knowledge. Shared

At Janus Henderson, we believe in the sharing of expert insight for better investment and business decisions. We call this ethos Knowledge. Shared.

Learn more by visiting janushenderson.com.

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson, Janus, Henderson, Perkins, Intech and Henderson Geneva are trademarks or registered trademarks of Janus Henderson Investors. © Janus Henderson Investors. The name Janus Henderson Investors includes HGI Group Limited, Henderson Global Investors (Brand Management) Sarl and Janus International Holding LLC.

Funds distributed by Janus Henderson Distributors

125-02-93012 08-18

ANNUAL REPORT June 30, 2018

Janus Henderson Flexible Bond Fund

Janus Investment Fund

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson Flexible Bond Fund

Janus Henderson Flexible Bond Fund (unaudited)

FUND SNAPSHOT

This dynamic core bond fund leverages a bottom-up, fundamentally driven investment process designed to generate risk-adjusted outperformance and capital preservation. Throughout its history, the fund has utilized an active and flexible approach to manage across a variety of market and rate cycles.

Michael Keough co-portfolio manager	Mayur Saigal co-portfolio manager	Darrell Watters co-portfolio manager

PERFORMANCE OVERVIEW

During the one-year period ended June 30, 2018, Janus Henderson Flexible Bond Fund’s Class I Shares returned -0.55% compared with -0.40% for the Fund’s benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index.

INVESTMENT ENVIRONMENT

The period began with generally solid corporate earnings and the economy humming along at its slow, but steady, pace. Corporate credit spreads gradually compressed. The passage of U.S. tax reform and optimism around its potential to provide tailwinds for the U.S. economy helped investment-grade and high-yield corporate credit spreads reach cycle tights early in the new year. However, volatility returned to markets in February, stemming in large part from concerns that the Federal Reserve (Fed) may increase interest rates at a faster-than-projected pace. Investors also grappled with geopolitical risks, including the increasing likelihood – and eventual approval – of a populist government in Italy. Escalating trade tensions between the U.S. and China caused further volatility. Investment-grade corporate credit spreads ultimately widened as tapering demand, debt-funded consolidation activity and steady supply further impacted valuations. High-yield spreads ended roughly where they began.

The Fed raised its benchmark rate three times over the course of the period, reflecting near-term confidence in the U.S. economy. However, stable long-term expectations contributed to a flatter yield curve. The yield on the 10-year Treasury note closed June at 2.86%, up from 2.30% a year prior.

PERFORMANCE DISCUSSION

The Fund underperformed its benchmark during the period. Our out-of-index allocation to high-yield corporate credit detracted from relative results. Our underweight to government-related debt also detracted as the asset class fared better than corporate credit during the period. Government related securities include government agency debt as well as debt issued by state-owned firms.

Concern over rising rates, stretched valuations, and elevated consolidation activity and commensurate supply led us to reduce our corporate credit allocation, diversify our spread product exposure, and increase emphasis on shorter-dated and floating rate securities. This proved beneficial, as our allocations to bank loans, asset-backed securities (ABS), commercial mortgage-backed securities (CMBS), and mortgage-backed securities (MBS) aided relative results. Our ability to out-carry, or generate more income than the Fund’s benchmark, aided outperformance in these asset classes,

At the corporate sector level, banking was the largest relative detractor. The sector benefited considerably early in the period on improving fundamentals and tighter spreads, but the recent flattening of the yield curve caused concerns around potential compression of banks’ net interest margins. Our overweight position in J.P. Morgan was among the leading credit detractors, largely due to these broader industry concerns.

Other holdings performed well. Media entertainment was the leading relative sector contributor. Our yield curve positioning proved beneficial, as did spread carry. At the individual issuer level, Hilton Hotels & Resorts was a top contributor. Amid consumer strength, hotel operators have been able to capitalize on low vacancy rates by increasing nightly room rates. We have a favorable opinion of Hilton’s fundamentals as the company has successfully spun-off less-profitable business lines and is focused on growing earnings.

OUTLOOK

The Fed is delivering on rate hikes, and Fed officials forecast two additional increases this year. We expect that to come to fruition, with additional hikes in 2019. Supply/demand dynamics should also push U.S. rates higher with hedging costs deterring foreign buyers, while Treasury issuance compensates for unfinanced corporate

Janus Investment Fund	1

Janus Henderson Flexible Bond Fund (unaudited)

and individual income tax cuts. We are incrementally positive on the economy, but we question the sustainability of growth long term, particularly once the impact of tax reform recedes. We also anticipate that long-term secular trends, such as demographics and the pervasiveness of technology, will ultimately keep inflation in check. That said, we expect yields to rise and the Treasury curve to flatten.

We are, however, mindful that volatility has returned and that there are a number of geopolitical risks, including trade policy and the new eurosceptic coalition government in Italy, that could put rate hikes on pause and steer investors toward more defensive assets. We intend to maintain duration modestly below that of the benchmark, but will continue in our tactical approach to yield curve positioning.

We acknowledge that corporate fundamentals are strong, tax reform is beneficial and economic growth is decent, all of which can extend the economic and credit cycles, but we are definitely in the later stages of both. Rates are rising and valuations are rich. Leverage is creeping higher as investment-grade issuers seek to buy growth to combat industry disruption. We expect debt-funded consolidation activity to continue to weigh on valuations. Demand is also tapering, due to a combination of new repatriation policies and higher hedging costs. Investment-grade corporates are struggling in the face of these technical challenges. In contrast, shrinking high-yield supply is supporting valuations, and we anticipate this credit market divergence to continue.

We believe it is prudent to limit credit risk at this point in the cycle, but we remain opportunistic. We will continue to emphasize favorable risk-adjusted carry opportunities in shorter-dated and floating rate spread products with minimal interest rate risk. Our analysts are also seeking issuers with fundamental improvement stories and the potential to generate outperformance as they progress through an upgrade cycle. We are monitoring the widening in investment-grade spreads for attractive re-entry points. Given the asymmetric risk at this point of the cycle, we believe security avoidance is as important as security selection. This approach aligns with our core tenets of capital preservation and delivering strong risk-adjusted returns.

Thank you for your investment in Janus Henderson Flexible Bond Fund.

2	JUNE 30, 2018

Janus Henderson Flexible Bond Fund (unaudited)

Fund At A Glance

June 30, 2018

Fund Profile
30-day Current Yield*	Without Reimbursement	With Reimbursement
Class A Shares NAV	2.32%	2.32%
Class A Shares MOP	2.21%	2.21%
Class C Shares**	1.69%	1.69%
Class D Shares	2.59%	2.59%
Class I Shares	2.71%	2.71%
Class N Shares	2.75%	2.75%
Class R Shares	2.01%	2.01%
Class S Shares	2.26%	2.26%
Class T Shares	2.52%	2.52%
Weighted Average Maturity		9.0 Years
Average Effective Duration***		5.4 Years
* Yield will fluctuate.
** Does not include the 1.00% contingent deferred sales charge.
*** A theoretical measure of price volatility.

Ratings† Summary - (% of Total Investments)
AAA	3.1%
AA	42.1%
A	6.7%
BBB	25.9%
BB	10.4%
B	2.4%
Not Rated	9.2%
Other	0.2%

† Credit ratings provided by Standard & Poor's (S&P), an independent credit rating agency. Credit ratings range from AAA (highest) to D (lowest) based on S&P's measures. Further information on S&P's rating methodology may be found at www.standardandpoors.com. Other rating agencies may rate the same securities differently. Ratings are relative and subjective and are not absolute standards of quality. Credit quality does not remove market risk and is subject to change. "Not Rated" securities are not rated by S&P, but may be rated by other rating agencies and do not necessarily indicate low quality. "Other" includes cash equivalents, equity securities, and certain derivative instruments.

Significant Areas of Investment - (% of Net Assets)

Asset Allocation - (% of Net Assets)
Corporate Bonds	36.9%
Mortgage-Backed Securities	27.8%
Asset-Backed/Commercial Mortgage-Backed Securities	15.4%
United States Treasury Notes/Bonds	12.6%
Investment Companies	6.7%
Bank Loans and Mezzanine Loans	6.4%
Other	(5.8)%
100.0%

Janus Investment Fund	3

Janus Henderson Flexible Bond Fund (unaudited)

Performance

See important disclosures on the next page.

					Expense Ratios -
Average Annual Total Return - for the periods ended June 30, 2018					per the October 27, 2017 prospectuses
	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses	Net Annual Fund Operating Expenses
Class A Shares at NAV	-0.95%	1.93%	4.57%	6.43%	0.84%	0.83%
Class A Shares at MOP	-5.67%	0.95%	4.06%	6.26%
Class C Shares at NAV	-1.54%	1.23%	3.82%	5.74%	1.53%	1.52%
Class C Shares at CDSC	-2.51%	1.23%	3.82%	5.74%
Class D Shares(1)	-0.64%	2.17%	4.76%	6.50%	0.60%	0.59%
Class I Shares	-0.55%	2.21%	4.68%	6.47%	0.56%	0.56%
Class N Shares	-0.59%	2.31%	4.68%	6.47%	0.45%	0.45%
Class R Shares	-1.23%	1.56%	4.16%	6.03%	1.20%	1.20%
Class S Shares	-0.98%	1.82%	4.41%	6.29%	0.95%	0.95%
Class T Shares	-0.72%	2.10%	4.68%	6.47%	0.70%	0.70%
Bloomberg Barclays U.S. Aggregate Bond Index	-0.40%	2.27%	3.72%	6.20%**
Morningstar Quartile - Class T Shares	3rd	3rd	1st	1st
Morningstar Ranking - based on total returns for Intermediate-Term Bond Funds	666/1,041	561/925	141/820	28/192

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 4.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Net expense ratios reflect the expense waiver, if any, contractually agreed to through November 1, 2018.

4	JUNE 30, 2018

Janus Henderson Flexible Bond Fund (unaudited)

Performance

Performance may be affected by risks that include those associated with non-diversification, portfolio turnover, short sales, potential conflicts of interest, foreign and emerging markets, initial public offerings (IPOs), high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), derivatives, and commodity-linked investments. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes..

See Financial Highlights for actual expense ratios during the reporting period.

Class A Shares, Class C Shares, Class R Shares, and Class S Shares commenced operations on July 6, 2009. Performance shown for each class for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class (renamed Class T Shares effective February 16, 2010), calculated using the fees and expenses of each respective share class, without the effect of any fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010. Performance shown for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Class I Shares commenced operations on July 6, 2009. Performance shown for periods prior to July 6, 2009, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers.

Class N Shares commenced operations on May 31, 2012. Performance shown for periods prior to May 31, 2012, reflects the performance of the Fund’s Class T Shares, calculated using the fees and expenses of Class T Shares, net of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2018 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

*The Fund’s inception date – July 7, 1987

** The Bloomberg Barclays U.S. Aggregate Bond Index’s since inception returns are calculated from June 30, 1987.

(1) Closed to certain new investors.

Janus Investment Fund	5

Janus Henderson Flexible Bond Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (1/1/18)	Ending Account Value (6/30/18)	Expenses Paid During Period (1/1/18 - 6/30/18)†	Beginning Account Value (1/1/18)	Ending Account Value (6/30/18)	Expenses Paid During Period (1/1/18 - 6/30/18)†	Net Annualized Expense Ratio (1/1/18 - 6/30/18)
Class A Shares	$1,000.00	$981.70	$4.42	$1,000.00	$1,020.33	$4.51	0.90%
Class C Shares	$1,000.00	$978.80	$7.41	$1,000.00	$1,017.31	$7.55	1.51%
Class D Shares	$1,000.00	$983.20	$2.90	$1,000.00	$1,021.87	$2.96	0.59%
Class I Shares	$1,000.00	$983.70	$2.41	$1,000.00	$1,022.36	$2.46	0.49%
Class N Shares	$1,000.00	$983.00	$2.16	$1,000.00	$1,022.61	$2.21	0.44%
Class R Shares	$1,000.00	$980.30	$5.84	$1,000.00	$1,018.89	$5.96	1.19%
Class S Shares	$1,000.00	$981.50	$4.62	$1,000.00	$1,020.13	$4.71	0.94%
Class T Shares	$1,000.00	$982.80	$3.34	$1,000.00	$1,021.42	$3.41	0.68%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

6	JUNE 30, 2018

Janus Henderson Flexible Bond Fund

Schedule of Investments

June 30, 2018

Shares or Principal Amounts		Value
Asset-Backed/Commercial Mortgage-Backed Securities – 15.4%
AmeriCredit Automobile Receivables 2016-1, 3.5900%, 2/8/22	$15,290,000	$15,373,514
AmeriCredit Automobile Receivables Trust 2015-2, 3.0000%, 6/8/21	10,514,000	10,507,841
AmeriCredit Automobile Receivables Trust 2016-2, 3.6500%, 5/9/22	10,278,000	10,358,930
Angel Oak Mortgage Trust I LLC 2018-2, 3.6740%, 7/27/48 (144A)‡	4,415,000	4,414,959
Applebee's Funding LLC / IHOP Funding LLC, 4.2770%, 9/5/44 (144A)	36,844,578	36,544,066
Arroyo Mortgage Trust 2018-1, 3.7630%, 4/25/48 (144A)‡	7,629,248	7,643,530
Atrium IX, ICE LIBOR USD 3 Month + 1.2400%, 3.5594%, 5/28/30 (144A)‡	10,480,600	10,509,893
Bain Capital Credit CLO 2018-1,
ICE LIBOR USD 3 Month + 0.9600%, 3.3216%, 4/23/31 (144A)‡	23,973,000	23,880,177
BAMLL Commercial Mortgage Securities Trust 2013-WBRK,
3.6521%, 3/10/37 (144A)‡	14,418,000	14,219,492
BAMLL Commercial Mortgage Securities Trust 2014-FL1,
ICE LIBOR USD 1 Month + 5.5000%, 5.5310%, 12/15/31 (144A)‡	6,509,780	6,276,973
BAMLL Commercial Mortgage Securities Trust 2014-FL1,
ICE LIBOR USD 1 Month + 4.0000%, 6.5341%, 12/15/31 (144A)‡	1,638,000	1,616,005
BBCMS 2018-TALL Mortgage Trust,
ICE LIBOR USD 1 Month + 0.7220%, 2.7953%, 3/15/37 (144A)‡	59,194,000	59,100,864
BBCMS Trust 2015-SRCH, 4.1970%, 8/10/35 (144A)	16,847,000	17,344,790
Bean Creek CLO Ltd,
ICE LIBOR USD 3 Month + 1.0200%, 3.3787%, 4/20/31 (144A)‡	15,126,000	15,092,239
BXP Trust 2017-GM, 3.3790%, 6/13/39 (144A)	8,105,000	7,870,111
Caesars Palace Las Vegas Trust 2017-VICI, 4.1384%, 10/15/34 (144A)	9,999,000	10,077,434
Caesars Palace Las Vegas Trust 2017-VICI, 4.4991%, 10/15/34 (144A)‡	15,536,000	15,249,589
Caesars Palace Las Vegas Trust 2017-VICI, 4.4991%, 10/15/34 (144A)‡	11,412,000	11,480,103
Carlyle Global Market Strategies CLO 2014-2R Ltd,
ICE LIBOR USD 3 Month + 1.0500%, 3.0300%, 5/15/31 (144A)‡	22,443,000	22,392,167
Carlyle US CLO 2018-1 Ltd,
ICE LIBOR USD 3 Month + 1.0200%, 3.0752%, 4/20/31 (144A)‡	28,970,328	28,863,051
CGMS Commercial Mortgage Trust 2017-MDDR,
ICE LIBOR USD 1 Month + 1.7500%, 3.8233%, 7/15/30 (144A)‡	6,931,000	6,925,794
CGMS Commercial Mortgage Trust 2017-MDDR,
ICE LIBOR USD 1 Month + 2.5000%, 4.5733%, 7/15/30 (144A)‡	4,772,000	4,766,706
CIFC Funding 2013-IV Ltd,
ICE LIBOR USD 3 Month + 1.0600%, 3.1463%, 4/27/31 (144A)‡	8,579,296	8,579,013
CIFC Funding 2018-I Ltd,
ICE LIBOR USD 3 Month + 1.0000%, 3.1572%, 4/18/31 (144A)‡	10,431,000	10,366,192
CIFC Funding 2018-II Ltd,
ICE LIBOR USD 3 Month + 1.0400%, 3.0929%, 4/20/31 (144A)‡	17,423,000	17,373,885
Credit Acceptance Auto Loan Trust 2018-2, 3.4700%, 5/17/27 (144A)	9,414,000	9,434,627
Credit Acceptance Auto Loan Trust 2018-2, 3.9400%, 7/15/27 (144A)	6,241,000	6,258,090
Credit Acceptance Auto Loan Trust 2018-2, 4.1600%, 9/15/27 (144A)	3,090,000	3,107,298
CSMLT 2015-2 Trust, 3.5000%, 8/25/45 (144A)‡	8,880,099	8,829,456
Drive Auto Receivables Trust 2017-1, 3.8400%, 3/15/23	1,571,000	1,584,319
Drive Auto Receivables Trust 2017-A, 4.1600%, 5/15/24 (144A)	9,168,000	9,281,193
Dryden 41 Senior Loan Fund,
ICE LIBOR USD 3 Month + 0.9700%, 3.3177%, 4/15/31 (144A)‡	14,318,000	14,222,384
Dryden 55 CLO Ltd,
ICE LIBOR USD 3 Month + 1.0200%, 3.0613%, 4/15/31 (144A)‡	8,547,000	8,532,812
Dryden 64 CLO Ltd,
ICE LIBOR USD 3 Month + 0.9700%, 3.1895%, 4/18/31 (144A)‡	21,204,000	21,167,275
Evergreen Credit Card Trust, 2.9500%, 3/15/23 (144A)	5,308,000	5,286,396
Exeter Automobile Receivables Trust 2018-2, 3.6900%, 3/15/23 (144A)	7,100,000	7,089,986
Fannie Mae Connecticut Avenue Securities,
ICE LIBOR USD 1 Month + 2.6000%, 4.6911%, 5/25/24‡	7,554,571	8,015,478
Fannie Mae Connecticut Avenue Securities,
ICE LIBOR USD 1 Month + 3.0000%, 5.0911%, 7/25/24‡	37,942,212	40,665,355
Fannie Mae Connecticut Avenue Securities,
ICE LIBOR USD 1 Month + 4.0000%, 6.0911%, 5/25/25‡	4,120,518	4,512,398
Fannie Mae REMICS, 3.0000%, 5/25/48	23,006,273	22,313,248
Flagship Credit Auto Trust 2016-3, 2.7200%, 7/15/22 (144A)	6,925,000	6,856,542

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	7

Janus Henderson Flexible Bond Fund

Schedule of Investments

June 30, 2018

Shares or Principal Amounts		Value
Asset-Backed/Commercial Mortgage-Backed Securities – (continued)
Flatiron CLO 18 Ltd,
ICE LIBOR USD 3 Month + 0.9500%, 3.4174%, 4/17/31 (144A)‡	$11,323,000	$11,259,659
Freddie Mac Structured Agency Credit Risk Debt Notes,
ICE LIBOR USD 1 Month + 4.5000%, 6.5911%, 2/25/24‡	26,584,690	30,657,882
Freddie Mac Structured Agency Credit Risk Debt Notes,
ICE LIBOR USD 1 Month + 3.6000%, 5.6911%, 4/25/24‡	20,352,997	22,577,382
GSCCRE Commercial Mortgage Trust 2015-HULA,
ICE LIBOR USD 1 Month + 4.4000%, 6.4733%, 8/15/32 (144A)‡	13,586,000	13,623,228
J.P. Morgan Chase Commercial Mortgage Securities Trust 2016-WIKI,
3.5537%, 10/5/31 (144A)	3,287,000	3,235,124
J.P. Morgan Chase Commercial Mortgage Securities Trust 2016-WIKI,
4.1426%, 10/5/31 (144A)‡	5,041,000	4,950,868
JP Morgan Chase Commercial Mortgage Securities Trust 2010-C2,
5.8279%, 11/15/43 (144A)‡	7,751,000	7,679,877
JP Morgan Chase Commercial Mortgage Securities Trust 2015-UES,
3.7417%, 9/5/32 (144A)‡	9,882,000	9,742,039
LCM XIV LP, ICE LIBOR USD 3 Month + 1.0400%, 3.4398%, 7/20/31 (144A)‡	6,054,537	6,054,398
LCM XVIII LP, ICE LIBOR USD 3 Month + 1.0200%, 3.5000%, 4/20/31 (144A)‡	26,801,000	26,755,492
loanDepot Station Place Agency Securitization Trust 2017-1,
ICE LIBOR USD 1 Month + 0.8000%, 2.8911%, 11/25/50 (144A)‡,§	25,337,000	25,256,218
loanDepot Station Place Agency Securitization Trust 2017-1,
ICE LIBOR USD 1 Month + 1.0000%, 3.0911%, 11/25/50 (144A)‡,§	5,100,000	5,087,320
Magnetite VIII Ltd,
ICE LIBOR USD 3 Month + 0.9800%, 3.0717%, 4/15/31 (144A)‡	26,736,000	26,694,399
Magnetite XV Ltd, ICE LIBOR USD 3 Month + 1.0100%, 3.0921%, 7/25/31 (144A)‡	13,976,310	13,976,310
MSSG Trust 2017-237P, 3.3970%, 9/13/39 (144A)	8,201,000	7,951,354
New Residential Mortgage Loan Trust 2017-3, 4.0000%, 4/25/57 (144A)‡	8,905,119	8,990,856
New Residential Mortgage Loan Trust 2018-2, 4.5000%, 2/25/58 (144A)‡	8,454,297	8,667,278
Octagon Investment Partners 36 Ltd,
ICE LIBOR USD 3 Month + 0.9700%, 2.7264%, 4/15/31 (144A)‡	27,731,000	27,655,461
OSCAR US Funding Trust V, 2.7300%, 12/15/20 (144A)	5,402,000	5,385,664
OSCAR US Funding Trust V, 2.9900%, 12/15/23 (144A)	6,744,000	6,697,230
PFS Financing Corp, 2.4000%, 10/17/22 (144A)	5,633,000	5,529,189
Prosper Marketplace Issuance Trust Series 2018-1, 3.1100%, 6/17/24 (144A)	12,239,209	12,238,230
Prosper Marketplace Issuance Trust Series 2018-1, 3.9000%, 6/17/24 (144A)	9,490,000	9,484,454
Santander Drive Auto Receivables Trust 2015-1, 3.2400%, 4/15/21	10,781,000	10,797,102
Santander Drive Auto Receivables Trust 2015-4, 3.5300%, 8/16/21	17,839,000	17,948,080
Santander Drive Auto Receivables Trust 2018-1, 4.3700%, 5/15/25 (144A)	21,900,000	21,632,877
Sequoia Mortgage Trust 2018-CH2, 4.0000%, 6/25/48 (144A)‡	19,598,202	19,828,198
Sounds Point CLO IV-R LTD,
ICE LIBOR USD 3 Month + 1.1500%, 3.6514%, 4/18/31 (144A)‡	14,060,000	14,061,490
Starwood Retail Property Trust 2014-STAR,
ICE LIBOR USD 1 Month + 2.5000%, 4.5733%, 11/15/27 (144A)‡	5,170,000	5,115,232
Starwood Retail Property Trust 2014-STAR,
ICE LIBOR USD 1 Month + 3.2500%, 5.3233%, 11/15/27 (144A)‡	17,103,884	16,607,382
Starwood Retail Property Trust 2014-STAR,
ICE LIBOR USD 1 Month + 4.1500%, 6.2233%, 11/15/27 (144A)‡	8,337,000	7,839,565
Station Place Securitization Trust 2017-3,
ICE LIBOR USD 1 Month + 1.0000%, 2.9613%, 7/24/18 (144A)‡,§	22,822,000	22,822,637
Towd Point Mortgage Trust 2015-3, 3.5000%, 3/25/54 (144A)‡	549,611	549,199
Towd Point Mortgage Trust 2018-2, 3.2500%, 3/25/58 (144A)‡	10,373,163	10,266,838
Towd Point Mortgage Trust 2018-3, 3.7500%, 5/25/58 (144A)‡	6,116,244	6,118,468
Verizon Owner Trust 2016-2, 2.3600%, 5/20/21 (144A)	9,600,000	9,437,670
Voya CLO 2018-1 Ltd,
ICE LIBOR USD 3 Month + 0.9500%, 3.2931%, 4/19/31 (144A)‡	30,809,000	30,721,502
Voya CLO 2018-2 Ltd,
ICE LIBOR USD 3 Month + 1.0000%, 3.3740%, 7/15/31 (144A)‡	23,835,218	23,835,218
Wachovia Bank Commercial Mortgage Trust Series 2007-C30, 5.4130%, 12/15/43‡	8,967,272	9,030,257

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	JUNE 30, 2018

Janus Henderson Flexible Bond Fund

Schedule of Investments

June 30, 2018

Shares or Principal Amounts		Value
Asset-Backed/Commercial Mortgage-Backed Securities – (continued)
Wachovia Bank Commercial Mortgage Trust Series 2007-C34, 6.3093%, 5/15/46‡	$4,760,208	$4,840,418
Westlake Automobile Receivables Trust 2018-1, 2.9200%, 5/15/23 (144A)	1,258,000	1,247,119
Westlake Automobile Receivables Trust 2018-1, 3.4100%, 5/15/23 (144A)	1,250,000	1,242,456
Westlake Automobile Receivables Trust 2018-2, 3.2000%, 1/16/24 (144A)	2,426,000	2,426,339
Westlake Automobile Receivables Trust 2018-2, 3.5000%, 1/16/24 (144A)	4,147,000	4,157,719
WinWater Mortgage Loan Trust 2015-5, 3.5000%, 8/20/45 (144A)‡	25,979,418	25,769,655
Total Asset-Backed/Commercial Mortgage-Backed Securities (cost $1,123,515,949)		1,120,429,508
Bank Loans and Mezzanine Loans – 6.4%
Basic Industry – 0.6%
Axalta Coating Systems US Holdings Inc,
ICE LIBOR USD 3 Month + 1.7500%, 4.0844%, 6/1/24‡	40,497,011	40,243,905
Capital Goods – 0.4%
Reynolds Group Holdings Inc,
ICE LIBOR USD 3 Month + 2.7500%, 4.8435%, 2/5/23‡	29,772,180	29,685,246
Communications – 1.1%
Mission Broadcasting Inc,
ICE LIBOR USD 3 Month + 2.5000%, 4.4825%, 1/17/24‡	1,789,608	1,786,011
Nexstar Broadcasting Inc,
ICE LIBOR USD 3 Month + 2.5000%, 4.4825%, 1/17/24‡	13,750,679	13,723,040
Nielsen Finance LLC, ICE LIBOR USD 3 Month + 2.0000%, 4.0464%, 10/4/23‡	30,994,849	30,948,977
Sinclair Television Group Inc,
ICE LIBOR USD 3 Month + 2.5000%, 0%, 12/12/24(a),‡	17,578,000	17,501,184
Zayo Group LLC, ICE LIBOR USD 3 Month + 2.0000%, 4.0935%, 1/19/21‡	1,738,000	1,733,933
Zayo Group LLC, ICE LIBOR USD 3 Month + 2.2500%, 4.3435%, 1/19/24‡	16,045,977	16,023,192
		81,716,337
Consumer Cyclical – 2.0%
Aramark Services Inc, ICE LIBOR USD 3 Month + 1.7500%, 3.7154%, 3/28/24‡	17,835,943	17,813,648
Golden Nugget Inc/NV, ICE LIBOR USD 3 Month + 3.2500%, 4.8230%, 10/4/23‡	24,059,636	24,012,960
Hilton Worldwide Finance LLC,
ICE LIBOR USD 3 Month + 1.7500%, 3.8411%, 10/25/23‡	45,816,808	45,797,565
KFC Holding Co, ICE LIBOR USD 3 Month + 1.7500%, 3.8351%, 4/3/25‡	49,240,783	48,717,846
Wyndham Hotels & Resorts Inc,
ICE LIBOR USD 3 Month + 1.7500%, 3.7256%, 5/30/25‡	6,503,000	6,486,742
		142,828,761
Consumer Non-Cyclical – 1.1%
Coty Inc, ICE LIBOR USD 3 Month + 2.2500%, 4.2796%, 4/7/25‡	20,929,402	20,432,329
Gentiva Health Services Inc,
ICE LIBOR USD 3 Month + 3.7500%, 0%, 6/23/25(a),‡	19,127,446	18,983,990
Gentiva Health Services Inc,
ICE LIBOR USD 3 Month + 3.7500%, 0%, 6/23/25(a),‡	11,953,886	11,864,232
IQVIA Inc, ICE LIBOR USD 3 Month + 2.0000%, 4.3344%, 3/7/24‡	4,527,412	4,520,349
Moffett Towers Phase II,
ICE LIBOR USD 1 Month + 2.8000%, 4.8740%, 6/15/21‡,§	19,614,053	19,497,553
Post Holdings Inc, ICE LIBOR USD 3 Month + 2.0000%, 4.1000%, 5/24/24‡	4,653,990	4,622,622
Valeant Pharmaceuticals International Inc,
ICE LIBOR USD 3 Month + 3.0000%, 4.9825%, 6/2/25‡	843,000	839,577
		80,760,652
Electric – 0%
NRG Energy Inc, ICE LIBOR USD 3 Month + 1.7500%, 4.0844%, 6/30/23‡	1,294,423	1,285,207
Technology – 1.2%
CommScope Inc, ICE LIBOR USD 3 Month + 2.0000%, 4.0935%, 12/29/22‡	21,971,969	22,026,899
Microchip Technology Inc,
ICE LIBOR USD 3 Month + 2.0000%, 4.1000%, 5/29/25‡	19,994,000	19,952,412
SS&C Technologies Holdings Europe Sarl,
ICE LIBOR USD 3 Month + 2.5000%, 4.5935%, 4/16/25‡	12,659,297	12,652,208
SS&C Technologies Inc, ICE LIBOR USD 3 Month + 2.5000%, 4.5935%, 4/16/25‡	34,201,570	34,182,417
		88,813,936
Total Bank Loans and Mezzanine Loans (cost $467,253,988)		465,334,044

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson Flexible Bond Fund

Schedule of Investments

June 30, 2018

Shares or Principal Amounts		Value
Corporate Bonds – 36.9%
Banking – 6.4%
Ally Financial Inc, 3.2500%, 11/5/18	$10,297,000	$10,297,000
Ally Financial Inc, 8.0000%, 12/31/18	5,442,000	5,544,037
Bank of America Corp, 2.5030%, 10/21/22	59,791,000	57,227,058
Capital One Financial Corp, 3.3000%, 10/30/24	16,095,000	15,280,779
Citibank NA, ICE LIBOR USD 3 Month + 0.3200%, 2.6781%, 5/1/20‡	53,078,000	53,116,004
Citigroup Inc, 4.6000%, 3/9/26	8,447,000	8,432,152
Citigroup Inc, 3.2000%, 10/21/26	12,466,000	11,599,086
Citizens Bank NA/Providence RI, 2.6500%, 5/26/22	8,761,000	8,469,621
Citizens Financial Group Inc, 3.7500%, 7/1/24	6,800,000	6,562,335
Citizens Financial Group Inc, 4.3500%, 8/1/25	4,727,000	4,673,987
Citizens Financial Group Inc, 4.3000%, 12/3/25	24,715,000	24,548,384
First Republic Bank/CA, 4.6250%, 2/13/47	11,231,000	11,078,690
Goldman Sachs Capital I, 6.3450%, 2/15/34	26,275,000	29,955,842
HSBC Holdings PLC, ICE LIBOR USD 3 Month + 0.6000%, 2.9256%, 5/18/21‡	29,238,000	29,280,600
JPMorgan Chase & Co, 2.2950%, 8/15/21	23,810,000	23,001,220
JPMorgan Chase & Co, 4.1250%, 12/15/26	13,189,000	13,017,799
JPMorgan Chase Bank NA, ICE LIBOR USD 3 Month + 0.3400%, 2.7017%, 4/26/21‡	35,797,000	35,805,627
JPMorgan Chase Bank NA, ICE LIBOR USD 3 Month + 0.3500%, 3.0860%, 4/26/21‡	33,127,000	33,048,140
Morgan Stanley, 3.9500%, 4/23/27	12,176,000	11,603,012
Royal Bank of Canada, ICE LIBOR USD 3 Month + 0.3900%, 2.7488%, 4/30/21‡	37,406,000	37,393,351
SVB Financial Group, 5.3750%, 9/15/20	15,122,000	15,763,255
US Bancorp, 2.3750%, 7/22/26	22,319,000	20,300,051
		465,998,030
Basic Industry – 2.9%
Allegheny Technologies Inc, 5.9500%, 1/15/21	22,853,000	22,967,265
Anglo American Capital PLC, 4.1250%, 9/27/22 (144A)	3,458,000	3,475,865
CF Industries Inc, 4.5000%, 12/1/26 (144A)	18,528,000	18,390,273
CF Industries Inc, 5.3750%, 3/15/44	13,851,000	12,223,507
Freeport-McMoRan Inc, 3.1000%, 3/15/20	6,545,000	6,414,100
Freeport-McMoRan Inc, 3.5500%, 3/1/22	12,310,000	11,694,500
Freeport-McMoRan Inc, 4.5500%, 11/14/24#	7,922,000	7,525,900
Freeport-McMoRan Inc, 5.4500%, 3/15/43	7,900,000	6,929,880
Georgia-Pacific LLC, 3.1630%, 11/15/21 (144A)	31,854,000	31,648,138
Georgia-Pacific LLC, 3.6000%, 3/1/25 (144A)	12,301,000	12,241,848
Reliance Steel & Aluminum Co, 4.5000%, 4/15/23	17,330,000	17,715,168
Sherwin-Williams Co, 2.7500%, 6/1/22	6,052,000	5,857,475
Steel Dynamics Inc, 4.1250%, 9/15/25	16,597,000	15,912,374
Steel Dynamics Inc, 5.0000%, 12/15/26	7,728,000	7,728,000
Teck Resources Ltd, 4.5000%, 1/15/21	6,832,000	6,832,000
Teck Resources Ltd, 4.7500%, 1/15/22	9,869,000	9,889,626
Teck Resources Ltd, 8.5000%, 6/1/24 (144A)	15,560,000	17,057,650
		214,503,569
Brokerage – 2.1%
Cboe Global Markets Inc, 3.6500%, 1/12/27	20,049,000	19,339,488
Charles Schwab Corp, ICE LIBOR USD 3 Month + 0.3200%, 2.6494%, 5/21/21‡	17,933,000	18,005,789
Charles Schwab Corp, 3.2500%, 5/21/21	5,796,000	5,818,736
Charles Schwab Corp, 3.0000%, 3/10/25	11,059,000	10,629,894
E*TRADE Financial Corp, 2.9500%, 8/24/22	20,012,000	19,379,474
E*TRADE Financial Corp, 3.8000%, 8/24/27	25,153,000	24,069,047
E*TRADE Financial Corp, 4.5000%, 6/20/28	6,942,000	6,944,546
Raymond James Financial Inc, 5.6250%, 4/1/24	9,363,000	10,047,891
Raymond James Financial Inc, 3.6250%, 9/15/26	11,052,000	10,609,673
Raymond James Financial Inc, 4.9500%, 7/15/46	18,607,000	18,907,425
TD Ameritrade Holding Corp, 3.6250%, 4/1/25	11,049,000	10,929,430
		154,681,393
Capital Goods – 2.7%
Arconic Inc, 5.8700%, 2/23/22	2,933,000	3,060,585

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	JUNE 30, 2018

Janus Henderson Flexible Bond Fund

Schedule of Investments

June 30, 2018

Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Capital Goods – (continued)
Arconic Inc, 5.1250%, 10/1/24	$26,398,000	$26,217,702
Ardagh Packaging Finance PLC / Ardagh Holdings USA Inc,
4.2500%, 9/15/22 (144A)	2,974,000	2,918,238
Ball Corp, 4.3750%, 12/15/20	10,584,000	10,663,380
Eagle Materials Inc, 4.5000%, 8/1/26	1,459,000	1,465,386
General Dynamics Corp, ICE LIBOR USD 3 Month + 0.2900%, 2.6458%, 5/11/20‡	4,973,000	4,985,266
General Dynamics Corp, ICE LIBOR USD 3 Month + 0.3800%, 2.7358%, 5/11/21‡	4,973,000	4,990,320
HD Supply Inc, 5.7500%, 4/15/24 (144A)Ç	31,752,000	33,220,530
Huntington Ingalls Industries Inc, 5.0000%, 11/15/25 (144A)	30,588,000	31,636,863
Martin Marietta Materials Inc, 4.2500%, 7/2/24	8,988,000	9,065,933
Masonite International Corp, 5.6250%, 3/15/23 (144A)	6,555,000	6,700,521
Northrop Grumman Corp, 2.5500%, 10/15/22	21,327,000	20,536,321
Owens Corning, 4.2000%, 12/1/24	9,555,000	9,422,685
Owens Corning, 3.4000%, 8/15/26	4,860,000	4,429,810
Rockwell Collins Inc, 3.2000%, 3/15/24	9,130,000	8,792,154
Vulcan Materials Co, 4.5000%, 4/1/25	18,271,000	18,356,060
		196,461,754
Communications – 3.7%
American Tower Corp, 3.3000%, 2/15/21	15,997,000	15,978,572
American Tower Corp, 4.4000%, 2/15/26	10,257,000	10,180,263
AT&T Inc, 4.2500%, 3/1/27	18,290,000	17,902,142
AT&T Inc, 4.1000%, 2/15/28 (144A)	11,296,000	10,789,914
AT&T Inc, 5.2500%, 3/1/37	5,904,000	5,816,490
BellSouth LLC, 4.3330%, 4/26/19 (144A)	37,606,000	37,998,341
CCO Holdings LLC / CCO Holdings Capital Corp, 5.2500%, 3/15/21	14,655,000	14,755,753
Charter Communications Operating LLC / Charter Communications Operating Capital,
4.9080%, 7/23/25	19,411,000	19,597,218
Crown Castle International Corp, 5.2500%, 1/15/23	13,090,000	13,711,951
Crown Castle International Corp, 3.2000%, 9/1/24	12,189,000	11,498,731
Crown Castle Towers LLC, 3.7200%, 7/15/23 (144A)	8,818,000	8,818,000
Crown Castle Towers LLC, 4.2410%, 7/15/28 (144A)	14,739,000	14,752,029
UBM PLC, 5.7500%, 11/3/20 (144A)	19,128,000	19,505,045
Unitymedia GmbH, 6.1250%, 1/15/25 (144A)	15,241,000	15,698,230
Unitymedia Hessen GmbH & Co KG / Unitymedia NRW GmbH,
5.0000%, 1/15/25 (144A)	16,542,000	16,748,775
Verizon Communications Inc, 2.6250%, 8/15/26	16,200,000	14,372,994
Verizon Communications Inc, 4.8620%, 8/21/46	7,386,000	7,052,397
Warner Media LLC, 3.6000%, 7/15/25	11,736,000	11,155,372
		266,332,217
Consumer Cyclical – 3.7%
1011778 BC ULC / New Red Finance Inc, 4.6250%, 1/15/22 (144A)	14,082,000	14,082,000
Amazon.com Inc, 2.8000%, 8/22/24	9,562,000	9,116,409
DR Horton Inc, 3.7500%, 3/1/19	11,646,000	11,682,407
DR Horton Inc, 4.0000%, 2/15/20	2,787,000	2,814,023
Ford Motor Credit Co LLC, 2.4250%, 6/12/20	6,589,000	6,460,541
General Motors Financial Co Inc, 3.1000%, 1/15/19	1,790,000	1,791,695
General Motors Financial Co Inc, 3.1500%, 1/15/20	8,713,000	8,697,878
General Motors Financial Co Inc, 3.2000%, 7/13/20	36,262,000	36,091,959
General Motors Financial Co Inc, 3.5500%, 4/9/21	14,530,000	14,485,054
IHO Verwaltungs GmbH, 4.1250%, 9/15/21 (144A)	4,407,000	4,340,895
IHO Verwaltungs GmbH, 4.5000%, 9/15/23 (144A)	2,838,000	2,717,385
IHS Markit Ltd, 5.0000%, 11/1/22 (144A)	11,495,000	11,595,581
IHS Markit Ltd, 4.7500%, 2/15/25 (144A)	16,754,000	16,586,460
IHS Markit Ltd, 4.0000%, 3/1/26 (144A)	24,963,000	23,808,461
MDC Holdings Inc, 5.5000%, 1/15/24	12,248,000	12,370,480
MGM Growth Properties Operating Partnership LP / MGP Finance Co-Issuer Inc,
5.6250%, 5/1/24	10,096,000	10,222,200
MGM Resorts International, 6.7500%, 10/1/20	20,717,000	21,701,057

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	11

Janus Henderson Flexible Bond Fund

Schedule of Investments

June 30, 2018

Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Consumer Cyclical – (continued)
MGM Resorts International, 6.6250%, 12/15/21	$8,675,000	$9,130,437
MGM Resorts International, 7.7500%, 3/15/22	3,115,000	3,395,350
MGM Resorts International, 6.0000%, 3/15/23	1,557,000	1,603,710
Service Corp International/US, 5.3750%, 5/15/24	9,777,000	9,996,982
Toll Brothers Finance Corp, 4.0000%, 12/31/18	5,695,000	5,694,288
Toll Brothers Finance Corp, 5.8750%, 2/15/22	4,630,000	4,803,625
Toll Brothers Finance Corp, 4.3750%, 4/15/23	3,170,000	3,106,600
Wyndham Destinations Inc, 4.1500%, 4/1/24	9,294,000	9,142,972
Wyndham Destinations Inc, 5.1000%, 10/1/25#	4,785,000	4,898,644
Wyndham Destinations Inc, 4.5000%, 4/1/27	5,344,000	5,210,400
ZF North America Capital Inc, 4.5000%, 4/29/22 (144A)	3,193,000	3,249,975
		268,797,468
Consumer Non-Cyclical – 3.3%
Allergan Funding SCS, 3.0000%, 3/12/20	10,732,000	10,678,294
Becton Dickinson and Co, 2.8940%, 6/6/22	10,065,000	9,732,462
Constellation Brands, Inc., 4.2500%, 5/1/23	20,778,000	21,176,491
CVS Health Corp, 4.7500%, 12/1/22	8,410,000	8,721,507
CVS Health Corp, 4.1000%, 3/25/25	22,434,000	22,311,069
CVS Health Corp, 4.3000%, 3/25/28	31,410,000	30,970,878
CVS Health Corp, 5.0500%, 3/25/48	10,603,000	10,708,995
HCA Inc, 3.7500%, 3/15/19	8,928,000	8,961,480
HCA Inc, 5.0000%, 3/15/24	13,085,000	13,085,000
HCA Inc, 5.2500%, 6/15/26	10,659,000	10,586,519
Life Technologies Corp, 6.0000%, 3/1/20	13,292,000	13,854,399
Newell Brands Inc, 5.0000%, 11/15/23	10,394,000	10,620,621
Sysco Corp, 2.5000%, 7/15/21	4,389,000	4,285,514
Teva Pharmaceutical Finance Co BV, 2.9500%, 12/18/22	1,948,000	1,772,432
Teva Pharmaceutical Finance Netherlands III BV, 2.8000%, 7/21/23	10,472,000	9,042,006
Teva Pharmaceutical Finance Netherlands III BV, 6.0000%, 4/15/24	15,491,000	15,469,721
Wm Wrigley Jr Co, 2.4000%, 10/21/18 (144A)	23,656,000	23,639,386
Wm Wrigley Jr Co, 3.3750%, 10/21/20 (144A)	13,595,000	13,631,771
		239,248,545
Electric – 0.6%
Duke Energy Corp, 1.8000%, 9/1/21	7,287,000	6,971,473
Duke Energy Corp, 2.4000%, 8/15/22	9,006,000	8,659,208
NextEra Energy Operating Partners LP, 4.2500%, 9/15/24 (144A)	2,893,000	2,784,513
PPL WEM Ltd / Western Power Distribution Ltd, 5.3750%, 5/1/21 (144A)	14,848,000	15,444,191
Southern Co, 2.9500%, 7/1/23	13,584,000	13,098,622
		46,958,007
Energy – 4.2%
Andeavor Logistics LP / Tesoro Logistics Finance Corp, 3.5000%, 12/1/22	4,385,000	4,283,152
Andeavor Logistics LP / Tesoro Logistics Finance Corp, 5.2500%, 1/15/25	6,052,000	6,202,574
Canadian Natural Resources Ltd, 2.9500%, 1/15/23	6,712,000	6,473,677
Cenovus Energy Inc, 5.7000%, 10/15/19	437,000	448,187
Cheniere Corpus Christi Holdings LLC, 5.1250%, 6/30/27	15,130,000	14,997,612
Columbia Pipeline Group Inc, 4.5000%, 6/1/25	7,423,000	7,429,094
Continental Resources Inc/OK, 5.0000%, 9/15/22	29,014,000	29,450,951
Continental Resources Inc/OK, 4.5000%, 4/15/23	19,487,000	19,788,127
DCP Midstream Operating LP, 4.7500%, 9/30/21 (144A)	2,959,000	2,988,590
Enbridge Energy Partners LP, 5.8750%, 10/15/25	9,721,000	10,576,149
Energy Transfer Equity LP, 4.2500%, 3/15/23	10,496,000	10,128,745
Energy Transfer Equity LP, 5.8750%, 1/15/24	11,292,000	11,574,300
Energy Transfer Equity LP, 5.5000%, 6/1/27	1,174,000	1,174,000
Energy Transfer Partners LP, 4.1500%, 10/1/20	8,652,000	8,756,776
Energy Transfer Partners LP, 4.9500%, 6/15/28	8,932,000	8,900,786
Energy Transfer Partners LP, 6.0000%, 6/15/48	10,135,000	10,102,667
Energy Transfer Partners LP / Regency Energy Finance Corp, 5.7500%, 9/1/20	5,672,000	5,894,910
EnLink Midstream Partners LP, 4.1500%, 6/1/25	5,168,000	4,774,920
EnLink Midstream Partners LP, 4.8500%, 7/15/26#	14,156,000	13,409,263

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

12	JUNE 30, 2018

Janus Henderson Flexible Bond Fund

Schedule of Investments

June 30, 2018

Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Energy – (continued)
EQT Midstream Partners LP, 5.5000%, 7/15/28	$14,384,000	$14,376,028
Kinder Morgan Energy Partners LP, 3.5000%, 3/1/21	3,516,000	3,509,588
Kinder Morgan Energy Partners LP, 5.0000%, 10/1/21	8,073,000	8,382,841
Kinder Morgan Energy Partners LP, 3.9500%, 9/1/22	9,325,000	9,321,046
Kinder Morgan Inc/DE, 6.5000%, 9/15/20	931,000	989,606
Motiva Enterprises LLC, 5.7500%, 1/15/20 (144A)	2,368,000	2,442,169
NGPL PipeCo LLC, 4.3750%, 8/15/22 (144A)	2,639,000	2,612,610
NGPL PipeCo LLC, 4.8750%, 8/15/27 (144A)	6,744,000	6,659,700
NuStar Logistics LP, 5.6250%, 4/28/27#	15,292,000	14,795,010
Phillips 66 Partners LP, 3.6050%, 2/15/25	11,358,000	10,827,455
Phillips 66 Partners LP, 3.7500%, 3/1/28	4,582,000	4,280,603
Plains All American Pipeline LP / PAA Finance Corp, 4.6500%, 10/15/25	5,062,000	5,042,884
Regency Energy Partners LP / Regency Energy Finance Corp, 5.8750%, 3/1/22	11,843,000	12,525,157
Sabine Pass Liquefaction LLC, 5.0000%, 3/15/27	21,306,000	21,643,626
Williams Cos Inc, 3.7000%, 1/15/23	5,651,000	5,467,342
Williams Partners LP, 3.6000%, 3/15/22	6,336,000	6,303,367
		306,533,512
Financial Institutions – 0.7%
Jones Lang LaSalle Inc, 4.4000%, 11/15/22	23,559,000	24,084,812
Kennedy-Wilson Inc, 5.8750%, 4/1/24	27,594,000	26,766,180
		50,850,992
Insurance – 0.9%
Aetna Inc, 2.8000%, 6/15/23	8,907,000	8,491,234
Centene Corp, 4.7500%, 5/15/22	1,373,000	1,381,581
Centene Corp, 6.1250%, 2/15/24	11,872,000	12,510,120
Centene Corp, 4.7500%, 1/15/25	13,588,000	13,520,060
Centene Escrow I Corp, 5.3750%, 6/1/26 (144A)	9,498,000	9,622,709
UnitedHealth Group Inc, 2.3750%, 10/15/22	7,856,000	7,551,245
WellCare Health Plans Inc, 5.2500%, 4/1/25	14,347,000	14,275,265
		67,352,214
Natural Gas – 0.2%
Sempra Energy, ICE LIBOR USD 3 Month + 0.5000%, 2.8477%, 1/15/21‡	14,837,000	14,844,462
Owned No Guarantee – 0.3%
Syngenta Finance NV, 3.6980%, 4/24/20 (144A)	7,041,000	7,015,179
Syngenta Finance NV, 3.9330%, 4/23/21 (144A)	6,670,000	6,652,608
Syngenta Finance NV, 4.4410%, 4/24/23 (144A)	1,947,000	1,935,463
Syngenta Finance NV, 4.8920%, 4/24/25 (144A)	3,063,000	3,002,342
		18,605,592
Real Estate Investment Trusts (REITs) – 1.1%
Alexandria Real Estate Equities Inc, 2.7500%, 1/15/20	4,870,000	4,830,075
Alexandria Real Estate Equities Inc, 4.6000%, 4/1/22	24,006,000	24,769,515
Alexandria Real Estate Equities Inc, 4.5000%, 7/30/29	6,531,000	6,504,597
Reckson Operating Partnership LP, 7.7500%, 3/15/20	18,676,000	19,952,128
Senior Housing Properties Trust, 6.7500%, 4/15/20	5,054,000	5,236,274
Senior Housing Properties Trust, 6.7500%, 12/15/21	5,909,000	6,329,021
SL Green Realty Corp, 5.0000%, 8/15/18	10,908,000	10,924,238
		78,545,848
Technology – 4.1%
Broadcom Corp / Broadcom Cayman Finance Ltd, 3.6250%, 1/15/24	7,003,000	6,776,383
Broadcom Corp / Broadcom Cayman Finance Ltd, 3.1250%, 1/15/25	7,844,000	7,275,261
Cadence Design Systems Inc, 4.3750%, 10/15/24	32,042,000	32,440,961
Equinix Inc, 5.8750%, 1/15/26	631,000	639,203
Equinix Inc, 5.3750%, 5/15/27	2,839,000	2,831,903
Fidelity National Information Services Inc, 3.6250%, 10/15/20	5,626,000	5,662,369
Fidelity National Information Services Inc, 4.5000%, 10/15/22	6,665,000	6,874,471
First Data Corp, 7.0000%, 12/1/23 (144A)	20,825,000	21,690,903
Marvell Technology Group Ltd, 4.2000%, 6/22/23	6,817,000	6,807,828
Marvell Technology Group Ltd, 4.8750%, 6/22/28	7,710,000	7,650,990
Microchip Technology Inc, 3.9220%, 6/1/21 (144A)	7,790,000	7,802,348

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	13

Janus Henderson Flexible Bond Fund

Schedule of Investments

June 30, 2018

Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Technology – (continued)
Total System Services Inc, 3.8000%, 4/1/21	$10,673,000	$10,745,215
Total System Services Inc, 4.8000%, 4/1/26	29,873,000	30,614,162
Trimble Inc, 4.1500%, 6/15/23	5,015,000	5,021,059
Trimble Inc, 4.7500%, 12/1/24	39,701,000	40,526,392
Trimble Inc, 4.9000%, 6/15/28	37,596,000	37,514,498
Verisk Analytics Inc, 4.8750%, 1/15/19	9,989,000	10,079,068
Verisk Analytics Inc, 5.8000%, 5/1/21	27,817,000	29,447,418
Verisk Analytics Inc, 4.1250%, 9/12/22	11,714,000	11,926,426
Verisk Analytics Inc, 5.5000%, 6/15/45	12,111,000	12,474,207
		294,801,065
Total Corporate Bonds (cost $2,711,886,375)		2,684,514,668
Mortgage-Backed Securities – 27.8%
Fannie Mae Pool:
6.0000%, 2/1/37	1,730,645	1,948,520
3.5000%, 10/1/42	8,231,418	8,252,966
4.5000%, 11/1/42	4,093,319	4,306,192
3.5000%, 12/1/42	18,873,891	18,859,318
3.0000%, 2/1/43	650,200	634,705
3.5000%, 2/1/43	25,940,779	25,920,712
3.5000%, 2/1/43	4,768,655	4,764,963
3.5000%, 3/1/43	14,617,404	14,606,097
3.0000%, 5/1/43	2,399,981	2,342,621
3.5000%, 4/1/44	9,280,432	9,314,225
5.0000%, 7/1/44	11,751,936	12,721,347
4.5000%, 10/1/44	8,354,419	8,808,742
3.5000%, 2/1/45	24,385,796	24,366,913
4.5000%, 3/1/45	13,803,190	14,554,512
4.5000%, 6/1/45	7,820,476	8,196,857
3.0000%, 10/1/45	4,433,505	4,297,641
3.0000%, 10/1/45	2,859,749	2,772,115
3.5000%, 12/1/45	8,160,007	8,179,790
3.0000%, 1/1/46	590,057	572,473
4.5000%, 2/1/46	16,056,160	16,884,846
3.0000%, 3/1/46	19,061,105	18,487,641
3.0000%, 3/1/46	12,738,052	12,354,818
3.5000%, 7/1/46	15,874,104	15,856,952
4.0000%, 10/1/46	716,457	733,382
3.0000%, 11/1/46	9,047,348	8,775,156
3.0000%, 11/1/46	3,606,749	3,502,395
3.0000%, 11/1/46	3,362,632	3,265,314
3.0000%, 2/1/47	24,266,127	23,711,954
4.0000%, 4/30/47	74,532,000	77,602,077
4.3888%, 4/30/47	20,924,000	20,819,231
4.0000%, 5/1/47	4,790,403	4,888,533
4.5000%, 5/1/47	2,510,279	2,643,688
4.5000%, 5/1/47	2,106,606	2,211,735
4.5000%, 5/1/47	2,068,920	2,169,945
4.5000%, 5/1/47	1,555,746	1,639,400
4.5000%, 5/1/47	1,449,159	1,519,921
4.5000%, 5/1/47	1,218,234	1,282,415
4.5000%, 5/1/47	713,219	748,812
4.5000%, 5/1/47	518,115	545,124
4.5000%, 5/1/47	466,427	490,741
3.5000%, 5/31/47	231,841,000	236,341,984
4.5000%, 5/31/47	87,286,000	92,283,217
4.5000%, 5/31/47	40,131,000	41,708,806
4.0000%, 6/1/47	2,651,875	2,712,576
4.0000%, 6/1/47	1,311,264	1,337,385
4.0000%, 6/1/47	1,250,002	1,278,615

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

14	JUNE 30, 2018

Janus Henderson Flexible Bond Fund

Schedule of Investments

June 30, 2018

Shares or Principal Amounts		Value
Mortgage-Backed Securities – (continued)
Fannie Mae Pool – (continued)
4.0000%, 6/1/47	$594,820	$607,508
4.5000%, 6/1/47	9,078,206	9,521,488
4.5000%, 6/1/47	898,440	945,275
4.0000%, 7/1/47	2,234,980	2,286,347
4.0000%, 7/1/47	2,167,812	2,217,434
4.0000%, 7/1/47	986,701	1,009,288
4.0000%, 7/1/47	683,465	699,110
4.5000%, 7/1/47	6,484,467	6,801,099
4.5000%, 7/1/47	5,848,207	6,133,774
4.5000%, 7/1/47	5,686,615	5,964,291
3.5000%, 8/1/47	7,040,246	7,021,728
3.5000%, 8/1/47	4,455,008	4,442,946
4.0000%, 8/1/47	11,832,121	12,077,781
4.0000%, 8/1/47	4,050,778	4,143,499
4.0000%, 8/1/47	2,370,528	2,424,790
4.0000%, 8/1/47	1,032,487	1,053,978
4.5000%, 8/1/47	7,946,756	8,334,793
4.5000%, 8/1/47	1,993,579	2,091,223
3.5000%, 9/1/47	87,183,509	86,790,342
4.0000%, 9/1/47	1,044,238	1,068,239
4.5000%, 9/1/47	6,824,704	7,158,977
4.5000%, 9/1/47	5,101,601	5,351,483
4.5000%, 9/1/47	4,633,970	4,860,948
3.5000%, 10/1/47	30,113,933	30,030,057
4.0000%, 10/1/47	5,069,132	5,185,632
4.0000%, 10/1/47	4,388,811	4,489,681
4.0000%, 10/1/47	4,218,504	4,315,460
4.0000%, 10/1/47	2,752,448	2,815,709
4.0000%, 10/1/47	2,319,334	2,372,641
4.5000%, 10/1/47	1,179,397	1,237,163
4.5000%, 10/1/47	540,563	566,959
4.0000%, 11/1/47	10,684,137	10,910,488
4.0000%, 11/1/47	6,402,585	6,539,814
4.0000%, 11/1/47	6,357,989	6,504,114
4.0000%, 11/1/47	1,971,760	2,017,078
4.5000%, 11/1/47	5,782,702	6,065,944
3.5000%, 12/1/47	10,758,914	10,710,395
3.5000%, 12/1/47	9,848,080	9,835,395
3.5000%, 12/1/47	2,056,067	2,050,627
4.0000%, 12/1/47	12,631,141	12,901,873
3.5000%, 1/1/48	7,290,247	7,285,196
3.5000%, 1/1/48	3,025,073	3,019,366
4.0000%, 1/1/48	25,159,793	25,747,299
4.0000%, 1/1/48	24,104,916	24,621,511
4.0000%, 1/1/48	23,900,932	24,444,244
3.5000%, 3/1/48	4,173,649	4,170,757
4.0000%, 3/1/48	10,357,202	10,599,055
4.5000%, 3/1/48	7,580,114	7,974,291
4.5000%, 4/1/48	5,742,258	6,047,068
4.0000%, 5/1/48	24,153,013	24,636,568
4.0000%, 5/1/48	20,315,256	20,719,940
4.5000%, 5/1/48	4,662,329	4,927,844
4.5000%, 5/1/48	3,965,882	4,166,024
4.0000%, 6/1/48	57,398,145	58,552,837
4.0000%, 6/1/48	9,751,103	9,945,347
4.5000%, 6/1/48	4,417,215	4,657,872
3.5000%, 8/1/56	37,735,952	37,473,408
3.0000%, 2/1/57	23,578,506	22,644,245
		1,374,405,615

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	15

Janus Henderson Flexible Bond Fund

Schedule of Investments

June 30, 2018

Shares or Principal Amounts		Value
Mortgage-Backed Securities – (continued)
Freddie Mac Gold Pool:
6.0000%, 4/1/40	$3,037,244	$3,414,800
3.5000%, 2/1/43	7,095,578	7,094,931
3.5000%, 2/1/44	10,281,539	10,280,601
4.5000%, 5/1/44	7,901,249	8,324,374
3.0000%, 1/1/45	9,696,260	9,433,411
4.0000%, 2/1/46	6,874,343	7,068,123
4.0000%, 5/1/46	4,835,122	4,947,012
3.5000%, 7/1/46	30,657,452	30,702,244
3.5000%, 7/1/46	6,310,541	6,288,302
3.0000%, 10/1/46	28,755,690	27,878,761
3.0000%, 12/1/46	51,825,065	50,243,740
4.0000%, 8/1/47	18,586,226	18,971,727
3.5000%, 9/1/47	24,652,463	24,592,991
3.5000%, 9/1/47	15,640,430	15,566,743
3.5000%, 9/1/47	8,937,710	8,895,602
3.5000%, 9/1/47	7,032,189	6,999,056
3.5000%, 10/1/47	20,096,466	19,999,968
3.5000%, 11/1/47	7,880,825	7,853,102
3.5000%, 12/1/47	29,002,919	28,955,427
3.5000%, 12/1/47	5,736,393	5,729,222
3.5000%, 2/1/48	2,792,776	2,780,634
3.5000%, 2/1/48	2,745,751	2,736,941
3.5000%, 3/1/48	37,969,875	37,831,169
3.5000%, 3/1/48	22,386,934	22,276,085
3.5000%, 3/1/48	5,370,561	5,343,917
4.0000%, 3/1/48	6,664,583	6,816,909
4.0000%, 4/1/48	28,694,847	29,257,469
4.0000%, 4/1/48	7,678,210	7,848,954
4.0000%, 5/1/48	26,667,855	27,206,608
4.0000%, 5/1/48	13,953,554	14,225,554
4.0000%, 6/1/48	31,661,798	32,301,453
4.0000%, 6/1/48	6,795,368	6,932,917
		498,798,747
Ginnie Mae I Pool:
4.5000%, 9/15/40	5,110,532	5,420,129
4.5000%, 5/15/41	4,641,070	4,880,370
4.0000%, 1/15/45	28,784,085	29,709,557
4.5000%, 8/15/46	32,695,341	34,781,656
4.0000%, 7/15/47	17,525,512	17,970,453
4.0000%, 8/15/47	3,659,248	3,752,150
4.0000%, 11/15/47	5,449,580	5,603,863
4.0000%, 12/15/47	7,243,888	7,449,280
		109,567,458
Ginnie Mae II Pool:
4.0000%, 8/20/47	2,822,252	2,911,726
4.0000%, 8/20/47	740,995	764,488
4.0000%, 8/20/47	510,184	526,155
3.0000%, 10/20/47	19,390,187	18,977,203
4.5000%, 5/20/48	13,343,293	14,085,538
4.5000%, 5/20/48	3,186,014	3,363,243
		40,628,353
Total Mortgage-Backed Securities (cost $2,053,568,179)		2,023,400,173
United States Treasury Notes/Bonds – 12.6%
2.5000%, 5/31/20	6,527,000	6,523,686
2.7500%, 5/31/23	36,521,000	36,553,812
2.7500%, 2/15/28	62,518,000	61,958,757
2.8750%, 5/15/28	157,882,400	158,129,091
3.6250%, 2/15/44	18,653,400	20,786,883

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

16	JUNE 30, 2018

Janus Henderson Flexible Bond Fund

Schedule of Investments

June 30, 2018

Shares or Principal Amounts		Value
United States Treasury Notes/Bonds – (continued)
3.0000%, 5/15/47	$29,845,000	$29,899,794
2.7500%, 8/15/47	59,256,000	56,485,319
2.7500%, 11/15/47	153,920,000	146,711,012
3.0000%, 2/15/48	87,086,000	87,290,108
3.1250%, 5/15/48	301,580,500	309,704,243
Total United States Treasury Notes/Bonds (cost $897,893,662)		914,042,705
Investment Companies – 6.7%
Investments Purchased with Cash Collateral from Securities Lending – 0.1%
Janus Henderson Cash Collateral Fund LLC, 1.8237%ºº,£	5,926,508	5,926,508
Money Markets – 6.6%
Janus Henderson Cash Liquidity Fund LLC, 1.8501%ºº,£	479,228,454	479,228,454
Total Investment Companies (cost $485,154,962)		485,154,962
Total Investments (total cost $7,739,273,115) – 105.8%		7,692,876,060
Liabilities, net of Cash, Receivables and Other Assets – (5.8)%		(419,119,070)
Net Assets – 100%		$7,273,756,990

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$7,075,151,206	92.0%
Cayman Islands	361,993,017	4.7
Canada	97,462,887	1.3
United Kingdom	64,229,836	0.8
Germany	42,755,260	0.6
Israel	26,284,159	0.3
Switzerland	18,605,592	0.2
South Africa	3,475,865	0.1
Ireland	2,918,238	0.0

Total	$7,692,876,060	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	17

Janus Henderson Flexible Bond Fund

Schedule of Investments

June 30, 2018

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 6/30/18
Investment Companies - 6.7%
Investments Purchased with Cash Collateral from Securities Lending - 0.1%
Janus Henderson Cash Collateral Fund LLC,1.8237%ºº	$90,596∆	$-	$-	$5,926,508
Money Markets - 6.6%
Janus Henderson Cash Liquidity Fund LLC,1.8501%ºº	$6,681,651	$-	$-	$479,228,454
Total Affiliated Investments - 6.7%	$6,772,247	$-	$-	$485,154,962

	Share Balance at 6/30/17	Purchases	Sales	Share Balance at 6/30/18
Investment Companies - 6.7%
Investments Purchased with Cash Collateral from Securities Lending - 0.1%
Janus Henderson Cash Collateral Fund LLC,1.8237%ºº	-	783,340,269	(777,413,761)	5,926,508
Money Markets - 6.6%
Janus Henderson Cash Liquidity Fund LLC,1.8501%ºº	147,933,777	5,751,977,677	(5,420,683,000)	479,228,454

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

18	JUNE 30, 2018

Janus Henderson Flexible Bond Fund

Notes to Schedule of Investments and Other Information

Bloomberg Barclays U.S. Aggregate Bond Index	Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based measure of the investment grade, US dollar-denominated, fixed-rate taxable bond market.

ICE	Intercontinental Exchange
LIBOR	London Interbank Offered Rate
LLC	Limited Liability Company
LP	Limited Partnership
PLC	Public Limited Company
ULC	Unlimited Liability Company

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the year ended June 30, 2018 is $1,397,152,803, which represents 19.2% of net assets.

(a)

All or a portion of this position is not funded, or has been purchased on a delayed delivery or when-issued basis. If applicable, interest rates will be determined and interest will begin to accrue at a future date. See Notes to Financial Statements.

‡

Variable or floating rate security. Rate shown is the current rate as of June 30, 2018. Certain variable rate securities are not based on a published reference rate and spread; they are determined by the issuer or agent and current market conditions. Reference rate is as of reset date and may vary by security, which may not indicate a reference rate and/or spread in their description.

ºº	Rate shown is the 7-day yield as of June 30, 2018.

#	Loaned security; a portion of the security is on loan at June 30, 2018.

Ç	Step bond. The coupon rate will increase or decrease periodically based upon a predetermined schedule. The rate shown reflects the current rate.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

∆	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

Janus Investment Fund	19

Janus Henderson Flexible Bond Fund

Notes to Schedule of Investments and Other Information

§				Schedule of Restricted and Illiquid Securities (as of June 30, 2018)
				Value as a
	Acquisition			% of Net
	Date	Cost	Value	Assets
loanDepot Station Place Agency Securitization Trust 2017-1, ICE LIBOR USD 1 Month + 1.0000%, 3.0911%, 11/25/50	11/29/17	$5,100,000	$5,087,320	0.1%
loanDepot Station Place Agency Securitization Trust 2017-1, ICE LIBOR USD 1 Month + 0.8000%, 2.8911%, 11/25/50	11/29/17	25,339,992	25,256,218	0.3
Moffett Towers Phase II, ICE LIBOR USD 1 Month + 2.8000%, 4.8740%, 6/15/21	6/25/18	19,497,951	19,497,553	0.3
Station Place Securitization Trust 2017-3, ICE LIBOR USD 1 Month + 1.0000%, 2.9613%, 7/24/18	8/11/17	22,822,000	22,822,637	0.3
Total		$72,759,943	$72,663,728	1.0%

The Fund has registration rights for certain restricted securities held as of June 30, 2018. The issuer incurs all registration costs.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of June 30, 2018. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quotes Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Asset-Backed/Commercial Mortgage-Backed Securities	$-	$1,120,429,508	$-
Bank Loans and Mezzanine Loans	-	465,334,044	-
Corporate Bonds	-	2,684,514,668	-
Mortgage-Backed Securities	-	2,023,400,173	-
United States Treasury Notes/Bonds	-	914,042,705	-
Investment Companies	-	485,154,962	-
Total Assets	$-	$7,692,876,060	$-

20	JUNE 30, 2018

Janus Henderson Flexible Bond Fund

Statement of Assets and Liabilities

June 30, 2018

See footnotes at the end of the Statement.

Assets:
Unaffiliated investments, at value(1)(2)	$7,207,721,098
Affiliated investments, at value(3)	485,154,962
Cash	2,094,737
Non-interested Trustees' deferred compensation	152,051
Receivables:
Investments sold	140,125,696
Interest	45,217,152
Fund shares sold	39,431,000
Dividends from affiliates	764,119
Other assets	817,579
Total Assets	7,921,478,394
Liabilities:
Collateral for securities loaned (Note 2)	5,926,508
Payables:	—
Investments purchased	585,213,104
Fund shares repurchased	49,611,629
Advisory fees	2,524,108
Dividends	2,041,703
Transfer agent fees and expenses	1,061,185
12b-1 Distribution and shareholder servicing fees	229,168
Non-interested Trustees' deferred compensation fees	152,051
Non-affiliated fund administration fees payable	97,640
Non-interested Trustees' fees and expenses	86,159
Professional fees	58,481
Affiliated fund administration fees payable	15,632
Custodian fees	2,617
Accrued expenses and other payables	701,419
Total Liabilities	647,721,404
Net Assets	$7,273,756,990

See Notes to Financial Statements.

Janus Investment Fund	21

Janus Henderson Flexible Bond Fund

Statement of Assets and Liabilities

June 30, 2018

Net Assets Consist of:
Capital (par value and paid-in surplus)	$7,675,272,322
Undistributed net investment income/(loss)	(2,193,752)
Undistributed net realized gain/(loss) from investments	(352,949,528)
Unrealized net appreciation/(depreciation) of investments and non-interested Trustees’ deferred compensation	(46,372,052)
Total Net Assets	$7,273,756,990
Net Assets - Class A Shares	$164,452,938
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	16,397,973
Net Asset Value Per Share(4)	$10.03
Maximum Offering Price Per Share(5)	$10.53
Net Assets - Class C Shares	$194,727,376
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	19,411,118
Net Asset Value Per Share(4)	$10.03
Net Assets - Class D Shares	$562,065,424
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	56,034,688
Net Asset Value Per Share	$10.03
Net Assets - Class I Shares	$4,027,111,992
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	401,470,869
Net Asset Value Per Share	$10.03
Net Assets - Class N Shares	$1,354,610,036
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	135,140,768
Net Asset Value Per Share	$10.02
Net Assets - Class R Shares	$36,235,242
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	3,612,056
Net Asset Value Per Share	$10.03
Net Assets - Class S Shares	$36,397,949
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	3,628,173
Net Asset Value Per Share	$10.03
Net Assets - Class T Shares	$898,156,033
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	89,554,398
Net Asset Value Per Share	$10.03

(1) Includes cost of $7,254,118,153.

(2) Includes $5,803,309 of securities on loan. See Note 2 in Notes to Financial Statements.

(3) Includes cost of $485,154,962.

(4) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(5) Maximum offering price is computed at 100/95.25 of net asset value.

See Notes to Financial Statements.

22	JUNE 30, 2018

Janus Henderson Flexible Bond Fund

Statement of Operations

For the year ended June 30, 2018

Investment Income:
Interest	$258,909,133
Dividends from affiliates	6,681,651
Dividends	815,733
Affiliated securities lending income, net	90,596
Other income	1,457,306
Total Investment Income	267,954,419
Expenses:
Advisory fees	33,208,676
12b-1 Distribution and shareholder servicing fees:
Class A Shares	563,061
Class C Shares	2,382,811
Class R Shares	193,436
Class S Shares	101,950
Transfer agent administrative fees and expenses:
Class D Shares	716,605
Class R Shares	96,937
Class S Shares	102,012
Class T Shares	2,785,525
Transfer agent networking and omnibus fees:
Class A Shares	589,978
Class C Shares	181,091
Class I Shares	3,074,452
Other transfer agent fees and expenses:
Class A Shares	25,135
Class C Shares	26,143
Class D Shares	124,592
Class I Shares	236,400
Class N Shares	28,218
Class R Shares	1,553
Class S Shares	1,091
Class T Shares	21,990
Shareholder reports expense	767,560
Affiliated fund administration fees	527,809
Non-interested Trustees’ fees and expenses	288,491
Registration fees	261,122
Professional fees	141,562
Non-affiliated fund administration fees	97,639
Custodian fees	63,626
Other expenses	471,572
Total Expenses	47,081,037
Less: Excess Expense Reimbursement and Waivers	(233,332)
Net Expenses	46,847,705
Net Investment Income/(Loss)	221,106,714
Net Realized Gain/(Loss) on Investments:
Investments	(115,173,193)
Total Net Realized Gain/(Loss) on Investments	(115,173,193)
Change in Unrealized Net Appreciation/Depreciation:
Investments and non-interested Trustees’ deferred compensation	(154,636,037)
Total Change in Unrealized Net Appreciation/Depreciation	(154,636,037)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$(48,702,516)

See Notes to Financial Statements.

Janus Investment Fund	23

Janus Henderson Flexible Bond Fund

Statements of Changes in Net Assets

	Year ended June 30, 2018	Year ended June 30, 2017

Operations:
Net investment income/(loss)	$221,106,714	$223,187,370
Net realized gain/(loss) on investments	(115,173,193)	(11,460,015)
Change in unrealized net appreciation/depreciation	(154,636,037)	(179,079,452)
Net Increase/(Decrease) in Net Assets Resulting from Operations	(48,702,516)	32,647,903
Dividends and Distributions to Shareholders:
Dividends from Net Investment Income
Class A Shares	(5,706,943)	(14,497,347)
Class C Shares	(4,651,259)	(6,481,358)
Class D Shares	(16,990,932)	(18,305,465)
Class I Shares	(145,608,266)	(158,686,321)
Class N Shares	(30,015,311)	(17,318,183)
Class R Shares	(871,459)	(992,340)
Class S Shares	(1,020,755)	(1,495,898)
Class T Shares	(30,729,202)	(40,234,487)
Total Dividends from Net Investment Income	(235,594,127)	(258,011,399)
Return of Capital on Dividends from Net Investment Income
Class A Shares	(108,375)	—
Class C Shares	(115,863)	—
Class D Shares	(286,110)	—
Class I Shares	(2,385,035)	—
Class N Shares	(472,514)	—
Class R Shares	(18,522)	—
Class S Shares	(19,705)	—
Class T Shares	(534,781)	—
Total Return of Capital on Dividends from Net Investment Income	(3,940,905)	—
Net Decrease from Dividends and Distributions to Shareholders	(239,535,032)	(258,011,399)
Capital Share Transactions:
Class A Shares	(197,529,621)	(332,836,864)
Class C Shares	(81,340,939)	(86,123,339)
Class D Shares	(39,261,458)	(34,081,307)
Class I Shares	(1,299,326,261)	68,199,107
Class N Shares	829,728,156	(29,588,634)
Class R Shares	(3,562,643)	(6,892,186)
Class S Shares	(10,611,471)	(22,468,252)
Class T Shares	(356,943,266)	(244,548,205)
Net Increase/(Decrease) from Capital Share Transactions	(1,158,847,503)	(688,339,680)
Net Increase/(Decrease) in Net Assets	(1,447,085,051)	(913,703,176)
Net Assets:
Beginning of period	8,720,842,041	9,634,545,217
End of period	$7,273,756,990	$8,720,842,041

Undistributed Net Investment Income/(Loss)	$(2,193,752)	$(437,265)

See Notes to Financial Statements.

24	JUNE 30, 2018

Janus Henderson Flexible Bond Fund

Financial Highlights

Class A Shares
For a share outstanding during each year ended June 30	2018	2017	2016		2015	2014
Net Asset Value, Beginning of Period	$10.39	$10.63	$10.48		$10.64	$10.50
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.24	0.23	0.23		0.24	0.25
Net realized and unrealized gain/(loss)	(0.34)	(0.20)	0.18		(0.13)	0.31
Total from Investment Operations	(0.10)	0.03	0.41		0.11	0.56
Less Dividends and Distributions:
Dividends (from net investment income)	—(2)	(0.27)	(0.26)		(0.27)	(0.30)
Distributions (from capital gains)	—	—	—		—	(0.12)
Return of capital	(0.26)	—	—		—	—
Total Dividends and Distributions	(0.26)	(0.27)	(0.26)		(0.27)	(0.42)
Net Asset Value, End of Period	$10.03	$10.39	$10.63		$10.48	$10.64
Total Return*	(0.95)%	0.30%	3.97%		1.02%	5.47%
Net Assets, End of Period (in thousands)	$164,453	$369,125	$720,360		$785,362	$666,272
Average Net Assets for the Period (in thousands)	$227,344	$572,984	$728,366		$678,538	$649,984
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.95%	0.84%	0.81%		0.79%	0.80%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.89%	0.84%	0.81%		0.79%	0.79%
Ratio of Net Investment Income/(Loss)	2.32%	2.15%	2.18%		2.25%	2.38%
Portfolio Turnover Rate	181%(3)	96%	99%		124%	118%
				1

Class C Shares
For a share outstanding during each year ended June 30	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$10.39	$10.63	$10.48	$10.64	$10.50
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.18	0.16	0.16	0.16	0.17
Net realized and unrealized gain/(loss)	(0.34)	(0.20)	0.18	(0.13)	0.31
Total from Investment Operations	(0.16)	(0.04)	0.34	0.03	0.48
Less Dividends and Distributions:
Dividends (from net investment income)	—(2)	(0.20)	(0.19)	(0.19)	(0.22)
Distributions (from capital gains)	—	—	—	—	(0.12)
Return of capital	(0.20)	—	—	—	—
Total Dividends and Distributions	(0.20)	(0.20)	(0.19)	(0.19)	(0.34)
Net Asset Value, End of Period	$10.03	$10.39	$10.63	$10.48	$10.64
Total Return*	(1.54)%	(0.38)%	3.27%	0.28%	4.68%
Net Assets, End of Period (in thousands)	$194,727	$284,311	$379,168	$349,070	$304,253
Average Net Assets for the Period (in thousands)	$242,549	$343,064	$358,131	$332,035	$341,462
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.50%	1.52%	1.49%	1.53%	1.58%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.50%	1.52%	1.49%	1.53%	1.56%
Ratio of Net Investment Income/(Loss)	1.74%	1.51%	1.50%	1.52%	1.60%
Portfolio Turnover Rate	181%(3)	96%	99%	124%	118%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

(3) Portfolio Turnover Rate excludes TBA (to be announced) purchase and sales commitments.

See Notes to Financial Statements.

Janus Investment Fund	25

Janus Henderson Flexible Bond Fund

Financial Highlights

Class D Shares
For a share outstanding during each year ended June 30	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$10.39	$10.63	$10.47	$10.64	$10.50
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.27	0.26	0.25	0.26	0.27
Net realized and unrealized gain/(loss)	(0.33)	(0.20)	0.19	(0.14)	0.31
Total from Investment Operations	(0.06)	0.06	0.44	0.12	0.58
Less Dividends and Distributions:
Dividends (from net investment income)	—(2)	(0.30)	(0.28)	(0.29)	(0.32)
Distributions (from capital gains)	—	—	—	—	(0.12)
Return of capital	(0.30)	—	—	—	—
Total Dividends and Distributions	(0.30)	(0.30)	(0.28)	(0.29)	(0.44)
Net Asset Value, End of Period	$10.03	$10.39	$10.63	$10.47	$10.64
Total Return*	(0.64)%	0.54%	4.28%	1.12%	5.67%
Net Assets, End of Period (in thousands)	$562,065	$622,426	$671,895	$643,371	$662,074
Average Net Assets for the Period (in thousands)	$599,185	$649,107	$644,053	$658,439	$677,831
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.59%	0.60%	0.60%	0.60%	0.61%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.59%	0.60%	0.60%	0.60%	0.61%
Ratio of Net Investment Income/(Loss)	2.66%	2.44%	2.39%	2.46%	2.57%
Portfolio Turnover Rate	181%(3)	96%	99%	124%	118%

Class I Shares
For a share outstanding during each year ended June 30	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$10.39	$10.63	$10.48	$10.64	$10.50
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.28	0.26	0.25	0.26	0.27
Net realized and unrealized gain/(loss)	(0.33)	(0.20)	0.18	(0.13)	0.31
Total from Investment Operations	(0.05)	0.06	0.43	0.13	0.58
Less Dividends and Distributions:
Dividends (from net investment income)	0.01	(0.30)	(0.28)	(0.29)	(0.32)
Distributions (from capital gains)	—	—	—	—	(0.12)
Return of capital	(0.32)	—	—	—	—
Total Dividends and Distributions	(0.31)	(0.30)	(0.28)	(0.29)	(0.44)
Net Asset Value, End of Period	$10.03	$10.39	$10.63	$10.48	$10.64
Total Return*	(0.55)%	0.59%	4.22%	1.24%	5.69%
Net Assets, End of Period (in thousands)	$4,027,112	$5,490,323	$5,552,671	$5,971,814	$3,486,670
Average Net Assets for the Period (in thousands)	$4,996,045	$5,521,703	$5,344,122	$5,007,807	$3,017,072
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.50%	0.55%	0.56%	0.57%	0.62%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.50%	0.55%	0.56%	0.57%	0.59%
Ratio of Net Investment Income/(Loss)	2.73%	2.50%	2.43%	2.46%	2.59%
Portfolio Turnover Rate	181%(3)	96%	99%	124%	118%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

(3) Portfolio Turnover Rate excludes TBA (to be announced) purchase and sales commitments.

See Notes to Financial Statements.

26	JUNE 30, 2018

Janus Henderson Flexible Bond Fund

Financial Highlights

Class N Shares
For a share outstanding during each year ended June 30	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$10.39	$10.62	$10.47	$10.63	$10.50
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.29	0.27	0.27	0.27	0.29
Net realized and unrealized gain/(loss)	(0.35)	(0.19)	0.18	(0.12)	0.30
Total from Investment Operations	(0.06)	0.08	0.45	0.15	0.59
Less Dividends and Distributions:
Dividends (from net investment income)	0.01	(0.31)	(0.30)	(0.31)	(0.34)
Distributions (from capital gains)	—	—	—	—	(0.12)
Return of capital	(0.32)	—	—	—	—
Total Dividends and Distributions	(0.31)	(0.31)	(0.30)	(0.31)	(0.46)
Net Asset Value, End of Period	$10.02	$10.39	$10.62	$10.47	$10.63
Total Return*	(0.59)%	0.79%	4.35%	1.37%	5.74%
Net Assets, End of Period (in thousands)	$1,354,610	$571,544	$613,840	$638,030	$225,650
Average Net Assets for the Period (in thousands)	$990,124	$581,190	$592,601	$467,431	$161,478
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.44%	0.44%	0.44%	0.44%	0.45%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.44%	0.44%	0.44%	0.44%	0.45%
Ratio of Net Investment Income/(Loss)	2.90%	2.60%	2.55%	2.57%	2.78%
Portfolio Turnover Rate	181%(3)	96%	99%	124%	118%

Class R Shares
For a share outstanding during each year ended June 30	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$10.39	$10.63	$10.48	$10.64	$10.50
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.21	0.19	0.19	0.19	0.20
Net realized and unrealized gain/(loss)	(0.34)	(0.20)	0.18	(0.12)	0.32
Total from Investment Operations	(0.13)	(0.01)	0.37	0.07	0.52
Less Dividends and Distributions:
Dividends (from net investment income)	—(2)	(0.23)	(0.22)	(0.23)	(0.26)
Distributions (from capital gains)	—	—	—	—	(0.12)
Return of capital	(0.23)	—	—	—	—
Total Dividends and Distributions	(0.23)	(0.23)	(0.22)	(0.23)	(0.38)
Net Asset Value, End of Period	$10.03	$10.39	$10.63	$10.48	$10.64
Total Return*	(1.23)%	(0.06)%	3.57%	0.61%	5.05%
Net Assets, End of Period (in thousands)	$36,235	$41,175	$49,255	$33,915	$23,049
Average Net Assets for the Period (in thousands)	$38,913	$44,888	$41,127	$28,705	$24,473
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.19%	1.20%	1.20%	1.19%	1.20%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.19%	1.20%	1.20%	1.19%	1.20%
Ratio of Net Investment Income/(Loss)	2.07%	1.84%	1.81%	1.84%	1.95%
Portfolio Turnover Rate	181%(3)	96%	99%	124%	118%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

(3) Portfolio Turnover Rate excludes TBA (to be announced) purchase and sales commitments.

See Notes to Financial Statements.

Janus Investment Fund	27

Janus Henderson Flexible Bond Fund

Financial Highlights

Class S Shares
For a share outstanding during each year ended June 30	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$10.39	$10.63	$10.48	$10.64	$10.50
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.24	0.22	0.21	0.23	0.23
Net realized and unrealized gain/(loss)	(0.34)	(0.20)	0.18	(0.14)	0.32
Total from Investment Operations	(0.10)	0.02	0.39	0.09	0.55
Less Dividends and Distributions:
Dividends (from net investment income)	—(2)	(0.26)	(0.24)	(0.25)	(0.29)
Distributions (from capital gains)	—	—	—	—	(0.12)
Return of capital	(0.26)	—	—	—	—
Total Dividends and Distributions	(0.26)	(0.26)	(0.24)	(0.25)	(0.41)
Net Asset Value, End of Period	$10.03	$10.39	$10.63	$10.48	$10.64
Total Return*	(0.98)%	0.20%	3.83%	0.87%	5.31%
Net Assets, End of Period (in thousands)	$36,398	$48,347	$72,406	$68,701	$116,274
Average Net Assets for the Period (in thousands)	$41,035	$60,867	$71,575	$92,884	$83,118
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.93%	0.94%	0.94%	0.94%	0.95%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.93%	0.94%	0.94%	0.94%	0.95%
Ratio of Net Investment Income/(Loss)	2.31%	2.08%	2.06%	2.18%	2.23%
Portfolio Turnover Rate	181%(3)	96%	99%	124%	118%

Class T Shares
For a share outstanding during each year ended June 30	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$10.39	$10.62	$10.47	$10.63	$10.49
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.26	0.25	0.24	0.25	0.26
Net realized and unrealized gain/(loss)	(0.33)	(0.19)	0.18	(0.13)	0.31
Total from Investment Operations	(0.07)	0.06	0.42	0.12	0.57
Less Dividends and Distributions:
Dividends (from net investment income)	—(2)	(0.29)	(0.27)	(0.28)	(0.31)
Distributions (from capital gains)	—	—	—	—	(0.12)
Return of capital	(0.29)	—	—	—	—
Total Dividends and Distributions	(0.29)	(0.29)	(0.27)	(0.28)	(0.43)
Net Asset Value, End of Period	$10.03	$10.39	$10.62	$10.47	$10.63
Total Return*	(0.72)%	0.55%	4.10%	1.12%	5.58%
Net Assets, End of Period (in thousands)	$898,156	$1,293,591	$1,574,950	$1,409,448	$1,135,441
Average Net Assets for the Period (in thousands)	$1,120,052	$1,476,151	$1,482,943	$1,300,050	$1,096,557
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.68%	0.69%	0.69%	0.69%	0.70%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.67%	0.69%	0.68%	0.69%	0.69%
Ratio of Net Investment Income/(Loss)	2.56%	2.35%	2.31%	2.35%	2.49%
Portfolio Turnover Rate	181%(3)	96%	99%	124%	118%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

(3) Portfolio Turnover Rate excludes TBA (to be announced) purchase and sales commitments.

See Notes to Financial Statements.

28	JUNE 30, 2018

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Notes to Financial Statements

1. Organization and Significant Accounting Policies

Janus Henderson Flexible Bond Fund (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 49 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks to obtain maximum total return, consistent with preservation of capital. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares. Class D Shares are closed to certain new investors.

Shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus Henderson funds. Class D Shares are available only to investors who hold accounts directly with the Janus Henderson funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of: 1) certain adviser-assisted, employer-sponsored retirement plans, including 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans; and 2) retail investors purchasing in qualified or nonqualified accounts, whose accounts are held through an omnibus account at their financial intermediary, and where the financial intermediary requires no payment or reimbursement from the Fund, Janus Capital Management LLC (“Janus Capital”), or its affiliates. Class N Shares are also available to Janus Henderson proprietary products and to certain direct institutional investors approved by Janus Distributors LLC dba Janus Henderson Distributors (“Janus Henderson Distributors”) including, but not limited to, corporations, certain retirement plans, public plans, and foundations and endowments, subject to minimum investment requirements.

Class R Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

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Notes to Financial Statements

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

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Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2018 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the year. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

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Notes to Financial Statements

Dividends and Distributions

Dividends are declared daily and distributed monthly for the Fund. Realized capital gains, if any, are declared and distributed in December. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or the Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

On December 22, 2017, the Tax Cuts and Jobs Act was signed into law. Currently, Management does not believe the bill will have a material impact on the Fund’s intention to continue to qualify as a regulated investment company, which is generally not subject to U.S. federal income tax.

2. Other Investments and Strategies

Additional Investment Risk

The Fund may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes, or adverse developments specific to the issuer.

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) of 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to

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Notes to Financial Statements

restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). There is considerable uncertainty about how Brexit will be conducted, how negotiations of necessary treaties and trade agreements will proceed, or how financial markets will react. In addition, one or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Loans

The Fund may invest in various commercial loans, including bank loans, bridge loans, debtor-in-possession (“DIP”) loans, mezzanine loans, and other fixed and floating rate loans. These loans may be acquired through loan participations and assignments or on a when-issued basis. Commercial loans will comprise no more than 20% of the Fund’s total assets. Below are descriptions of the types of loans held by the Fund as of June 30, 2018.

• Bank Loans - Bank loans are obligations of companies or other entities entered into in connection with recapitalizations, acquisitions, and refinancings. The Fund’s investments in bank loans are generally acquired as a participation interest in, or assignment of, loans originated by a lender or other financial institution. These investments may include institutionally-traded floating and fixed-rate debt securities.

• Floating Rate Loans – Floating rate loans are debt securities that have floating interest rates, that adjust periodically, and are tied to a benchmark lending rate, such as London Interbank Offered Rate (“LIBOR”). In other cases, the lending rate could be tied to the prime rate offered by one or more major U.S. banks or the rate paid on large certificates of deposit traded in the secondary markets. If the benchmark lending rate changes, the rate payable to lenders under the loan will change at the next scheduled adjustment date

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specified in the loan agreement. Floating rate loans are typically issued to companies (‘‘borrowers’’) in connection with recapitalizations, acquisitions, and refinancings. Floating rate loan investments are generally below investment grade. Senior floating rate loans are secured by specific collateral of a borrower and are senior in the borrower’s capital structure. The senior position in the borrower’s capital structure generally gives holders of senior loans a claim on certain of the borrower’s assets that is senior to subordinated debt and preferred and common stock in the case of a borrower’s default. Floating rate loan investments may involve foreign borrowers, and investments may be denominated in foreign currencies. Floating rate loans often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Fund may invest in obligations of borrowers who are in bankruptcy proceedings. While the Fund generally expects to invest in fully funded term loans, certain of the loans in which the Fund may invest include revolving loans, bridge loans, and delayed draw term loans.

Purchasers of floating rate loans may pay and/or receive certain fees. The Fund may receive fees such as covenant waiver fees or prepayment penalty fees. The Fund may pay fees such as facility fees. Such fees may affect the Fund’s return.

• Mezzanine Loans - Mezzanine loans are secured by the stock of the company that owns the assets. Mezzanine loans are a hybrid of debt and equity financing that is typically used to fund the expansion of existing companies. A mezzanine loan is composed of debt capital that gives the lender the right to convert to an ownership or equity interest in the company if the loan is not paid back in time and in full. Mezzanine loans typically are the most subordinated debt obligation in an issuer’s capital structure.

Mortgage- and Asset-Backed Securities

Mortgage- and asset-backed securities represent interests in “pools” of commercial or residential mortgages or other assets, including consumer loans or receivables. The Fund may purchase fixed or variable rate commercial or residential mortgage-backed securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), or other governmental or government-related entities. Ginnie Mae’s guarantees are backed by the full faith and credit of the U.S. Government, which means that the U.S. Government guarantees that the interest and principal will be paid when due. Fannie Mae and Freddie Mac securities are not backed by the full faith and credit of the U.S. Government. In September 2008, the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. Government, placed Fannie Mae and Freddie Mac under conservatorship. Since that time, Fannie Mae and Freddie Mac have received capital support through U.S. Treasury preferred stock purchases, and Treasury and Federal Reserve purchases of their mortgage-backed securities. The FHFA and the U.S. Treasury have imposed strict limits on the size of these entities’ mortgage portfolios. The FHFA has the power to cancel any contract entered into by Fannie Mae and Freddie Mac prior to FHFA’s appointment as conservator or receiver, including the guarantee obligations of Fannie Mae and Freddie Mac.

The Fund may also purchase other mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized debt obligations, structured investment vehicles, and other similar securities. Asset-backed securities may be backed by various consumer obligations, including automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying loans are not paid, the securities’ issuer could be forced to sell the assets and recognize losses on such assets, which could impact your return. Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Mortgage- and asset-backed securities are subject to both extension risk, where borrowers pay off their debt obligations more slowly in times of rising interest rates, and prepayment risk, where borrowers pay off their debt obligations sooner than expected in times of declining interest rates. These risks may reduce the Fund’s returns. In addition, investments in mortgage- and asset-backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, and liquidity risk than various other types of fixed-income securities. Additionally, although mortgage-backed securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that guarantors or insurers will meet their obligations.

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

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Notes to Financial Statements

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, in the event of a default and/or termination event, the Fund may offset with each counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. For financial reporting purposes, the Fund does not offset certain derivative financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities.

The following table presents gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the Fund's Schedule of Investments.

Offsetting of Financial Assets and Derivative Assets

Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

Deutsche Bank AG	$5,803,309	$—	$(5,803,309)	$—

(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Securities Lending

Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to certain qualified broker-dealers and institutions. Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions in accordance with the Agency Securities Lending and Repurchase Agreement. The Fund may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Henderson Cash Collateral Fund LLC. An investment in Janus Henderson Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of

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the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Henderson Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Henderson Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Henderson Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments (if applicable).

Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations. As of June 30, 2018, securities lending transactions accounted for as secured borrowings with an overnight and continuous contractual maturity are $5,803,309 . Gross amounts of recognized liabilities for securities lending (collateral received) as of June 30, 2018 is $5,926,508, resulting in the net amount due to the counterparty of $123,199.

Restricted Security Transactions

Restricted securities held by the Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Fund to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Sovereign Debt

The Fund may invest in U.S. and non-U.S. government debt securities (“sovereign debt”). Some investments in sovereign debt, such as U.S. sovereign debt, are considered low risk. However, investments in sovereign debt, especially the debt of less developed countries, can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors including, but not limited to, its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, the relative size of its debt position in relation to its economy as a whole, the sovereign debtor’s policy toward international lenders, and local political constraints to which the governmental entity may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies, and other entities. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance, or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to timely service its debts. The Fund may be requested to participate in the rescheduling of such sovereign debt and to extend further loans to governmental entities, which may adversely affect the Fund’s holdings. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Fund may collect all or part of the sovereign debt that a governmental entity has not repaid. In addition, to the extent the Fund invests in non-U.S. sovereign debt, it may be subject to currency risk.

TBA Commitments

The Fund may enter into “to be announced” or “TBA” commitments. TBAs are forward agreements for the purchase or sale of securities, including mortgage-backed securities, for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate, and mortgage terms. Although the particular TBA securities must meet industry-accepted “good delivery” standards, there can be no assurance that a security purchased on

36	JUNE 30, 2018

Janus Henderson Flexible Bond Fund

Notes to Financial Statements

forward commitment basis will ultimately be issued or delivered by the counterparty. During the settlement period, the Fund will still bear the risk of any decline in the value of the security to be delivered. Because TBA commitments do not require the purchase and sale of identical securities, the characteristics of the security delivered to the Fund may be less favorable than the security delivered to the dealer. If the counterparty to a transaction fails to deliver the security, the Fund could suffer a loss.

When-Issued, Delayed Delivery and Forward Commitment Transactions

The Fund may purchase or sell securities on a when-issued, delayed delivery, or forward commitment basis. When purchasing a security on a when-issued, delayed delivery, or forward commitment basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Typically, no income accrues on securities the Fund has committed to purchase prior to the time delivery of the securities is made. Because the Fund is not required to pay for the security until the delivery date, these risks are in addition to the risks associated with the Fund’s other investments. If the other party to a transaction fails to deliver the securities, the Fund could miss a favorable price or yield opportunity. If the Fund remains substantially fully invested at a time when when-issued, delayed delivery, or forward commitment purchases are outstanding, the purchases may result in a form of leverage.

When the Fund has sold a security on a when-issued, delayed delivery, or forward commitment basis, the Fund does not participate in future gains or losses with respect to the security. If the other party to a transaction fails to pay for the securities, the Fund could suffer a loss. Additionally, when selling a security on a when-issued, delayed delivery, or forward commitment basis without owning the security, the Fund will incur a loss if the security’s price appreciates in value such that the security’s price is above the agreed upon price on the settlement date. The Fund may dispose of or renegotiate a transaction after it is entered into, and may purchase or sell when-issued, delayed delivery or forward commitment securities before the settlement date, which may result in a gain or loss.

3. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Fund’s contractual investment advisory fee rate (expressed as an annual rate).

Average Daily Net Assets of the Fund	Contractual Investment Advisory Fee (%)
First $300 Million	0.50
Over $300 Million	0.40

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s total annual fund operating expenses, including the investment advisory fee, but excluding the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus/administrative fees payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.45% of the Fund’s average daily net assets. Janus Capital has agreed to continue the waivers until at least November 1, 2018. The previous expense limit (until November 1, 2017) was 0.51%. If applicable, amounts waived and/or reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur

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Janus Henderson Flexible Bond Fund

Notes to Financial Statements

with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund’s Class D Shares pay an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class R Shares, Class S Shares, and Class T Shares for providing or procuring administrative services to investors in Class R Shares, Class S Shares, and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class R Shares, Class S Shares, and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class R Shares, Class S Shares, and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital. For all share classes except Class D Shares, Janus Services also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.

Janus Services is compensated for its services related to the Fund’s Class D Shares. In addition to the administrative fees discussed above, Janus Services receives reimbursement for out-of-pocket costs it incurs for serving as transfer agent and providing, or arranging for, servicing to shareholders. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Henderson Distributors, a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, of up to 0.50% of the Class R Shares' average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Henderson Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution and shareholder servicing fees” in the Statement of Operations.

Janus Capital serves as administrator to the Fund pursuant to an administration agreement between Janus Capital and the Trust. Under the administration agreement, Janus Capital provides oversight and coordination of the Fund’s service providers, recordkeeping, and other administrative services, and is reimbursed by the Fund for certain of its costs in providing these services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. The Fund pays for some or all of the salaries, fees, and expenses of Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket

38	JUNE 30, 2018

Janus Henderson Flexible Bond Fund

Notes to Financial Statements

expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital (or any subadvisor, as applicable) provides to the Fund. These amounts are disclosed as “Affiliated Fund administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Fund’s Chief Compliance Officer and certain compliance staff, all of whom are employees of Janus Capital and/or its affiliates, are shared with the Fund. Total compensation of $476,345 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended June 30, 2018. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

Effective April 1, 2018, BNP Paribas Financial Services (“BPFS”) provides certain administrative services to the Fund, including services related to Fund accounting, calculation of the Fund’s daily NAV, and Fund audit, tax, and reporting obligations, pursuant to a sub-administration agreement with Janus Capital on behalf of the Fund. As compensation for such services, Janus Capital pays BPFS a fee based on a percentage of the Fund’s assets, along with a flat fee, and is reimbursed by the Fund for amounts paid to BPFS (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). These amounts are disclosed as “Non-affiliated fund administration fees” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of June 30, 2018 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended June 30, 2018 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $471,025 were paid by the Trust to the Trustees under the Deferred Plan during the year ended June 30, 2018.

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Henderson Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Henderson Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Fund's ability to withdraw investments from Janus Henderson Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Henderson Cash Liquidity Fund LLC. The units of Janus Henderson Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the year ended June 30, 2018 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

Class A Shares include a 4.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Henderson Distributors and financial intermediaries. During the year ended June 30, 2018, Janus Henderson Distributors retained upfront sales charges of $7,016.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. During the year ended June 30, 2018, redeeming shareholders of Class A Shares paid CDSCs of $10 to Janus Henderson Distributors.

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Janus Henderson Flexible Bond Fund

Notes to Financial Statements

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the year ended June 30, 2018, redeeming shareholders of Class C Shares paid CDSCs of $20,741.

The Fund is permitted to purchase or sell securities (“cross-trade”) between itself and other funds or accounts managed by Janus Capital in accordance with Rule 17a-7 under the Investment Company Act of 1940 (“Rule 17a-7”), when the transaction is consistent with the investment objectives and policies of the Fund and in accordance with the Internal Cross Trade Procedures adopted by the Trust’s Board of Trustees. These procedures have been designed to ensure that any cross-trade of securities by the Fund from or to another fund or account that is or could be considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser, common Officer, or common Trustee complies with Rule 17a-7. Under these procedures, each cross-trade is effected at the current market price to save costs where allowed. During the year ended June 30, 2018, the Fund engaged in cross trades amounting to $135,908,038 in purchases and $57,100,092 in sales, resulting in a net realized loss of $696,040. The net realized loss is included within the “Net Realized Gain/(Loss) on Investments” section of the Fund’s Statement of Operations.

4. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations; (2) losses or deductions the Fund may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of deferred compensation. The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

			Loss Deferrals		Other Book	Net Tax
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Late-Year Ordinary Loss	Post-October Capital Loss	to Tax Differences	Appreciation/ (Depreciation)
$ (2,041,702)	$ -	$(341,586,088)	$ -	$ -	$ (127,055)	$(57,760,488)

Accumulated capital losses noted below represent net capital loss carryovers, as of June 30, 2018, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows these capital loss carryovers.

Capital Loss Carryover Schedule
For the year ended June 30, 2018
No Expiration
Short-Term	Long-Term	Accumulated Capital Losses
$(325,319,506)	$(16,266,582)	$ (341,586,088)

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2018 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 7,750,636,548	$30,000,377	$(87,760,865)	$ (57,760,488)

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Janus Henderson Flexible Bond Fund

Notes to Financial Statements

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended June 30, 2018
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 235,594,127	$ -	$ 3,940,905	$ -

For the year ended June 30, 2017
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 258,011,399	$ -	$ -	$ -

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. The following reclassifications have been made to the Fund:

Increase/(Decrease) to Capital	Increase/(Decrease) to Undistributed Net Investment Income/Loss	Increase/(Decrease) to Undistributed Net Realized Gain/Loss
$ (3,940,903)	$ 16,671,831	$ (12,730,928)

Janus Investment Fund	41

Janus Henderson Flexible Bond Fund

Notes to Financial Statements

5. Capital Share Transactions

	Year ended June 30, 2018		Year ended June 30, 2017
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	6,079,663	$ 62,440,776	16,598,575	$ 173,841,625
Reinvested dividends and distributions	317,459	3,261,682	1,114,686	11,656,307
Shares repurchased	(25,526,674)	(263,232,079)	(49,973,847)	(518,334,796)
Net Increase/(Decrease)	(19,129,552)	$ (197,529,621)	(32,260,586)	$ (332,836,864)
Class C Shares:
Shares sold	1,623,881	$ 16,719,684	4,470,482	$ 46,986,312
Reinvested dividends and distributions	379,546	3,893,135	488,523	5,099,649
Shares repurchased	(9,947,159)	(101,953,758)	(13,281,395)	(138,209,300)
Net Increase/(Decrease)	(7,943,732)	$ (81,340,939)	(8,322,390)	$ (86,123,339)
Class D Shares:
Shares sold	5,638,379	$ 57,991,196	7,528,149	$ 78,767,716
Reinvested dividends and distributions	1,587,179	16,260,668	1,645,940	17,176,623
Shares repurchased	(11,082,777)	(113,513,322)	(12,509,248)	(130,025,646)
Net Increase/(Decrease)	(3,857,219)	$ (39,261,458)	(3,335,159)	$ (34,081,307)
Class I Shares:
Shares sold	161,687,953	$ 1,662,404,083	226,178,611	$2,364,184,213
Reinvested dividends and distributions	12,844,040	131,857,857	13,457,299	140,399,698
Shares repurchased	(301,349,233)	(3,093,588,201)	(233,863,634)	(2,436,384,804)
Net Increase/(Decrease)	(126,817,240)	$(1,299,326,261)	5,772,276	$ 68,199,107
Class N Shares:
Shares sold	112,350,706	$ 1,155,336,611	17,935,674	$ 187,137,050
Reinvested dividends and distributions	2,872,813	29,203,269	1,571,248	16,394,527
Shares repurchased	(35,100,508)	(354,811,724)	(22,276,457)	(233,120,211)
Net Increase/(Decrease)	80,123,011	$ 829,728,156	(2,769,535)	$ (29,588,634)
Class R Shares:
Shares sold	968,925	$ 9,960,255	1,668,630	$ 17,426,368
Reinvested dividends and distributions	59,609	610,645	66,074	690,068
Shares repurchased	(1,378,064)	(14,133,543)	(2,407,471)	(25,008,622)
Net Increase/(Decrease)	(349,530)	$ (3,562,643)	(672,767)	$ (6,892,186)
Class S Shares:
Shares sold	1,427,070	$ 14,598,728	1,295,947	$ 13,547,748
Reinvested dividends and distributions	101,091	1,037,085	142,717	1,490,980
Shares repurchased	(2,551,427)	(26,247,284)	(3,599,626)	(37,506,980)
Net Increase/(Decrease)	(1,023,266)	$ (10,611,471)	(2,160,962)	$ (22,468,252)
Class T Shares:
Shares sold	18,429,318	$ 189,287,722	34,518,656	$ 360,839,220
Reinvested dividends and distributions	3,027,943	31,047,126	3,826,433	39,932,993
Shares repurchased	(56,399,572)	(577,278,114)	(62,086,519)	(645,320,418)
Net Increase/(Decrease)	(34,942,311)	$ (356,943,266)	(23,741,430)	$ (244,548,205)

6. Purchases and Sales of Investment Securities

For the year ended June 30, 2018, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$6,305,359,589	$7,468,844,825	$ 7,695,595,466	$ 8,141,703,591

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Janus Henderson Flexible Bond Fund

Notes to Financial Statements

7.Recent Accounting Pronouncements

The Securities and Exchange Commission ("SEC") adopted new rules as well as amendments to its rules to modernize the reporting and disclosure of information by registered investment companies. In addition, the SEC adopted amendments to Regulation S-X, which require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date of the amendments to Regulation S-X was August 1, 2017. This report incorporates the amendments to Regulation S-X.

The FASB issued Accounting Standards Update No. 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities ("ASU 2017-08") to amend the amortization period for certain purchased callable debt securities held at a premium. The guidance requires certain premiums on callable debt securities to be amortized to the earliest call date. The amortization period for callable debt securities purchased at a discount will not be impacted. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Early adoption is permitted, including adoption in an interim period. Management is currently evaluating the impacts of ASU 2017-08 on the financial statements.

8.Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to June 30, 2018 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

Janus Investment Fund	43

Janus Henderson Flexible Bond Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Investment Fund and Shareholders of
Janus Henderson Flexible Bond Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Janus Henderson Flexible Bond Fund (one of the funds constituting Janus Investment Fund, referred to hereafter as the "Fund") as of June 30, 2018, the related statement of operations for the year ended June 30, 2018, the statements of changes in net assets for each of the two years in the period ended June 30, 2018, including the related notes, and the financial highlights for each of the five years in the period ended June 30, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended June 30, 2018 and the financial highlights for each of the five years in the period ended June 30, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Denver, Colorado
August 17, 2018

We have served as the auditor of one or more investment companies in Janus Henderson Funds since 1990.

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Janus Henderson Flexible Bond Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Fund is required to disclose its complete holdings on Form N-Q within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to Fund shareholders. These reports (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free)  (or 1-800-525-3713 if you hold Class D shares). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag. Holdings are generally posted approximately two business days thereafter under Full Holdings for the Fund at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 14 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

Additionally, in connection with their consideration of whether to continue the investment advisory agreement and subadvisory agreement for each Fund, as applicable, the Trustees also received and reviewed information in connection with the transaction to combine the respective businesses of Henderson Group plc and Janus Capital Group, Inc., the parent company of Janus Capital (the “Transaction”), announced in October 2016, which closed in the second quarter of 2017. In this regard, the Trustees reviewed information regarding the impact of the Transaction on the services to be provided by Janus Capital and each subadviser, as applicable, to the Funds under such agreements prior to the close of the Transaction as well as the services provided after the Transaction closed.

At a meeting held on December 7, 2017, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from February 1, 2018 through February 1, 2019, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the

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agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees (excluding out of pocket costs), net of any waivers.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has been strong: for the 36 months ended September 30, 2017, approximately 70% of the Funds were in the top two quartiles of performance, as reported by Morningstar, and for the 12 months ended September 30, 2017, approximately 46% of the Funds were in the top two quartiles of performance, as reported by Morningstar.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Alternative Funds

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson International Long/Short Equity Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and the Fund’s limited performance history.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge

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quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Fixed-Income Funds

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Unconstrained Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Real Return Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Strategic Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

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• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson International Small Cap Fund, the Trustees noted that, due to limited performance for the Fund, performance history was not a material factor.

• For Janus Henderson International Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that

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the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson All Asset Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

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• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and the Fund’s limited performance history.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital and Intech had taken or were taking to improve performance, and the Fund’s limited performance history.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Intech had taken or were taking to improve performance.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Select Value Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

Janus Aspen Series

• For Janus Henderson Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

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• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Forty Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Allocation Portfolio – Moderate, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Research Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Technology Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Unconstrained Bond Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and the Fund’s limited performance history.

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Overseas Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Research Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Fund’s performance warranted continuation of the Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of

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that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration, but excluding out-of-pocket costs) fees for many of the Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 10% below the average total expenses of their respective Broadridge Expense Group peers and 18% below the average total expenses for their Broadridge Expense Universes; (3) management fees for the Funds, on average, were 8% below the average management fees for their Expense Groups and 9% below the average for their Expense Universes; and (4) Fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered the total expenses for each share class of each Fund compared to the average total expenses for its Broadridge Expense Group peers and to average total expenses for its Broadridge Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and expense waivers on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional clients and to the fees Janus Capital charges to funds subadvised by Janus Capital; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) Janus mutual fund investors enjoy reasonable fees relative to the fees charged to Janus institutional and subadvised fund investors; (4) in three of seven product categories, the Funds receive proportionally better pricing than the industry in relation to Janus institutional clients; and (5) in seven of eight strategies, Janus Capital has lower management fees than funds subadvised by Janus Capital’s portfolio managers.

The Trustees considered the fees for each Fund for its fiscal year ended in 2016, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Alternative Funds

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Long/Short Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were

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reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Fixed-Income Funds

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Unconstrained Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Real Return Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to waive 11 basis points of management fees effective February 1, 2018 and also has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Strategic Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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Janus Henderson Flexible Bond Fund

Additional Information (unaudited)

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson International Small Cap Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

54	JUNE 30, 2018

Janus Henderson Flexible Bond Fund

Additional Information (unaudited)

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson All Asset Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s total expenses effective June 5, 2017.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Research Fund, the Trustees noted that, although the Fund’s total expenses were equal to or exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective February 1, 2017.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

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Janus Henderson Flexible Bond Fund

Additional Information (unaudited)

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Select Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group averages for all share classes.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Janus Aspen Series

• For Janus Henderson Balanced Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Global Allocation Portfolio - Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Technology Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Unconstrained Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

56	JUNE 30, 2018

Janus Henderson Flexible Bond Fund

Additional Information (unaudited)

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Overseas Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for its sole share class.

The Trustees reviewed information on the overall profitability to Janus Capital and its affiliates of their relationship with the Funds, and considered profitability data of other fund managers. The Trustees also considered the financial information, estimated profitability and corporate structure of Janus Capital’s parent company before and after the Transaction. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. The Trustees also noted that the Trustees’ independent fee consultant reviewed the overall profitability of Janus Capital’s parent company prior to the Transaction, and the independent fee consultant found that, while assessing the reasonableness of Fund expenses in light of such profits was dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons were limited in accuracy by differences in complex size, business mix, institutional account orientation and other factors, after accepting these limitations, the level of profit earned by Janus Capital’s parent company was reasonable. In this regard, the independent consultant concluded that the profitability of Janus Capital’s parent company did not show excess nor did it show any insufficiency that could limit the ability to invest the resources needed to drive strong future investment performance on behalf of the Funds.

Additionally, the Trustees considered the estimated profitability to Janus Capital from the investment management services it provided to each Fund. The Trustees also considered such estimated profitability taking into account the impact of the Transaction on Janus Capital’s expense structure on a pro forma basis. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Fund is necessarily a product of the allocation methodology utilized by Janus Capital to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant concluded that (1) the expense allocation methodology utilized by Janus Capital was reasonable and (2) the estimated profitability to Janus Capital from the investment management services it provided to each Fund was reasonable, including after taking into account the impact of the Transaction on Janus Capital’s expense structure on a pro forma basis. The Trustees also considered that the estimated profitability for an individual Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that Janus Capital’s estimated profitability with respect to each Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Funds was not a material factor in the Board’s approval of the reasonableness of any Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that each Fund’s total expenses were reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

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Janus Henderson Flexible Bond Fund

Additional Information (unaudited)

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted their independent fee consultant’s analysis of economies of scale in prior years. They also noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 86% of these Funds’ share classes have contractual management fees (gross of waivers) below their Broadridge expense group averages. They also noted that for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing certain of these Funds because they have not reached adequate scale. Moreover, as the assets of some of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

The independent fee consultant concluded that, given the limitations of various analytical approaches to economies of scale it had considered in prior years, and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus complex. The independent consultant concluded that (1) to the extent there were economies of scale at Janus Capital, Janus Capital’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Funds, Janus Capital appeared to be investing to increase the likelihood that these Funds will grow to a level to achieve any scale economies that may exist. Further, the independent fee consultant provided its belief that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Funds from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and/or the subadvisers benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Fund could attract other business to Janus Capital, the subadvisers or other Janus funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Funds.

58	JUNE 30, 2018

Janus Henderson Flexible Bond Fund

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was June 30, 2018. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

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Janus Henderson Flexible Bond Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. Also included are ratios of expenses and net investment income to average net assets.

60	JUNE 30, 2018

Janus Henderson Flexible Bond Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

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Janus Henderson Flexible Bond Fund

Designation Requirements (unaudited)

For federal income tax purposes, the Fund designated the following for the year ended June 30, 2018:

Return of Capital Distributions	($3,940,905)

62	JUNE 30, 2018

Janus Henderson Flexible Bond Fund

Trustees and Officers (unaudited)

The Fund’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Fund’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Fund’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Fund’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Aspen Series. Collectively, these two registered investment companies consist of 61 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Fund may also be officers and/or directors of Janus Capital. Except as otherwise disclosed, Fund officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer, as authorized by the Trustees.

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Janus Henderson Flexible Bond Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Managing Partner, Impact Investments, Athena Capital Advisors LLC (independent registered investment advisor) (since 2016) and Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations). Formerly, Chief Executive Officer, Imprint Capital (impact investment firm) (2013-2015) and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	61

Director of Mutual Fund Directors Forum (a non-profit organization serving independent directors of U.S. mutual funds), Chairman of the Board and Trustee of The Investment Fund for Foundations Investment Program (TIP) (consisting of 2 funds), and Director of the F.B. Heron Foundation (a private grantmaking foundation).

64	JUNE 30, 2018

Janus Henderson Flexible Bond Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Trustee	1/13-Present	Executive Vice President, Institutional Markets, of Black Creek Group (private equity real estate investment management firm) (since 2012). Formerly, Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	61

Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of MotiveQuest LLC (strategic social market research company) (2003-2016); Director of Nuveen Global Investors LLC (2007-2011); Director of Communities in Schools (2004-2010); and Director of Mutual Fund Education Alliance (until 2010).

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Janus Henderson Flexible Bond Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Managing Member and Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Venture Partner for The Edgewater Funds (a middle market private equity firm) (2002-2004); Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000); and Chief Investment Officer of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	61

Advisory Board Member, Innovate Partners Emerging Growth and Equity Fund I (early stage venture capital fund) (since 2014) and Managing Trustee of National Retirement Partners Liquidating Trust (since 2013). Formerly, Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013); Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009); Director of RemedyTemp, Inc. (temporary help services company) (1996-2006); and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

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Janus Henderson Flexible Bond Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	6/16-Present	Founder, Daraja Capital (advisory and investment firm) (since 2016), and Senior Advisor, Albright Stonebridge Group LLC (global strategy firm) (since 2016). Formerly, Senior Vice President (2011-2015), Albright Stonebridge Group LLC; and Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	61	Director of Brightwood Capital Advisors, LLC (since 2014).
Gary A. Poliner 151 Detroit Street Denver, CO 80206 DOB: 1953	Trustee	6/16-Present	Retired. Formerly, President (2010-2013) of Northwestern Mutual Life Insurance Company.	61

Director of MGIC Investment Corporation (private mortgage insurance) (since 2013) and West Bend Mutual Insurance Company (property/casualty insurance) (since 2013). Formerly, Trustee of Northwestern Mutual Life Insurance Company (2010-2013); and Director of Frank Russell Company (global asset management firm) (2008-2013).

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Janus Henderson Flexible Bond Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
James T. Rothe 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	1/97-Present	Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Co-founder and Managing Director of Roaring Fork Capital SBIC, L.P. (SBA SBIC fund focusing on private investment in public equity firms) (2004-2014), Professor of Business of the University of Colorado (2002-2004), and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	61	Formerly, Director of Red Robin Gourmet Burgers, Inc. (RRGB) (2004- 2014).
William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	6/84-Present	Retired. Formerly, President and founder of HPS Products and Corporate Vice President of MKS Instruments, Boulder, CO (a provider of advanced process control systems for the semiconductor industry) (1976-2012).	61	None

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Janus Henderson Flexible Bond Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Diane L. Wallace 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	6/17-Present	Retired.	61

Formerly, Independent Trustee, Henderson Global Funds (13 portfolios) (2015-2017); Independent Trustee, State Farm Associates' Funds Trust, State Farm Mutual Fund Trust, and State Farm Variable Product Trust (28 portfolios) (2013-2017). Chief Operating Officer, Senior Vice President-Operations, and Chief Financial Officer for Driehaus Capital Management, LLC (1988-2006); and Treasurer of Driehaus Mutual Funds (1996-2002).

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Janus Henderson Flexible Bond Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	61

Director of Chicago Community Trust (Regional Community Foundation), Chicago Council on Global Affairs, InnerWorkings (U.S. provider of print procurement solutions to corporate clients), Lurie Children’s Hospital (Chicago, IL), Shirley Ryan Ability Lab and Wrapports, LLC (digital communications company). Formerly, Director of Walmart (until 2017); Director of Chicago Convention & Tourism Bureau (until 2014); and The Field Museum of Natural History (Chicago, IL) (until 2014).

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Janus Henderson Flexible Bond Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Michael Keough 151 Detroit Street Denver, CO 80206 DOB: 1978	Executive Vice President and Co-Portfolio Manager Janus Henderson Flexible Bond Fund	12/15-Present	Portfolio Manager for other Janus Henderson accounts.
Mayur Saigal 151 Detroit Street Denver, CO 80206 DOB: 1975	Executive Vice President and Co-Portfolio Manager Janus Henderson Flexible Bond Fund	12/15-Present	Portfolio Manager for other Janus Henderson accounts.
Darrell Watters 151 Detroit Street Denver, CO 80206 DOB: 1963	Executive Vice President and Co-Portfolio Manager Janus Henderson Flexible Bond Fund	5/07-Present	Vice President of Janus Capital and Portfolio Manager for other Janus Henderson accounts.
Bruce L. Koepfgen 151 Detroit Street Denver, CO 80206 DOB: 1952	President and Chief Executive Officer	7/14-Present

Head of North America at Janus Henderson Investors and Janus Capital Management LLC (since 2017); Executive Vice President and Director of Janus International Holding LLC (since 2011); Executive Vice President of Janus Distributors LLC (since 2011); Vice President and Director of Intech Investment Management LLC (since 2011); Executive Vice President and Director of Perkins Investment Management LLC (since 2011); and Executive Vice President and Director of Janus Management Holdings Corporation (since 2011). Formerly, President of Janus Capital Group Inc. and Janus Capital Management LLC (2013-2017); Executive Vice President of Janus Services LLC (2011-2015), Janus Capital Group Inc. and Janus Capital Management LLC (2011-2013); and Chief Financial Officer of Janus Capital Group Inc., Janus Capital Management LLC, Janus Distributors LLC, Janus Management Holdings Corporation, and Janus Services LLC (2011-2013).

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Janus Henderson Flexible Bond Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Susan K. Wold 151 Detroit Street Denver, CO 80206 DOB: 1960	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	9/17-Present

Senior Vice President and Head of Compliance, North America for Janus Henderson (since September 2017); Formerly, Vice President, Head of Global Corporate
Compliance, and Chief Compliance Officer for Janus Capital Management LLC (May 2017- September 2017); Vice President, Compliance at Janus Capital
Group Inc. and Janus Capital Management LLC (2005-2017).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital and Janus Services LLC.
Kathryn L. Santoro 151 Detroit Street Denver, CO 80206 DOB: 1974	Vice President, Chief Legal Counsel, and Secretary	12/16-Present

Vice President of Janus Capital and Janus Services LLC (since 2016). Formerly, Vice President and Associate Counsel of Curian Capital, LLC and Curian Clearing LLC (2013-2016); and General Counsel and Secretary (2011-2012) and Vice President (2009-2012) of Old Mutual Capital, Inc.

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

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Notes

NotesPage1

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Knowledge. Shared

At Janus Henderson, we believe in the sharing of expert insight for better investment and business decisions. We call this ethos Knowledge. Shared.

Learn more by visiting janushenderson.com.

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson, Janus, Henderson, Perkins, Intech and Henderson Geneva are trademarks or registered trademarks of Janus Henderson Investors. © Janus Henderson Investors. The name Janus Henderson Investors includes HGI Group Limited, Henderson Global Investors (Brand Management) Sarl and Janus International Holding LLC.

Funds distributed by Janus Henderson Distributors

125-02-93019 08-18

ANNUAL REPORT June 30, 2018

Janus Henderson Global Allocation Fund – Conservative

Janus Investment Fund

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson Global Allocation Fund - Conservative

Janus Henderson Global Allocation Fund - Conservative (unaudited)

FUND SNAPSHOT

This Fund of Funds offers broad global diversification for investors by utilizing the full spectrum of Janus Henderson’s investment expertise and solutions, with the goal of providing higher risk-adjusted returns than the broad markets.

Enrique Chang co-portfolio manager	Ashwin Alankar co-portfolio manager

PERFORMANCE OVERVIEW

Janus Henderson Global Allocation Fund – Conservative’s Class I Shares returned 4.85% for the 12-month period ended June 30, 2018. This compares with a return of 1.36% for the Bloomberg Barclays Global Aggregate Bond Index, the Fund’s primary benchmark, and a return of 5.09% for its secondary benchmark, the Global Conservative Allocation Index, an internally calculated, hypothetical combination of total returns from the Bloomberg Barclays Global Aggregate Bond Index (60%) and the MSCI All Country World Index (40%).

MARKET ENVIRONMENT

Global financial markets generated gains during the period despite a return of volatility during the winter. Risk assets rose during the autumn of 2017 as investor grew optimistic about the prospects for tax reform in the U.S. However, concerns that inflation may surprise to the upside caused many to consider that the Federal Reserve (Fed) may raise interest rates faster than expected. This fueled the sell-off that hit both risky and traditionally safer asset classes. Higher rates and an improving U.S. economic outlook pushed the yield on 10-year Treasury notes up 56 basis points (bps) to 2.86%. The yield on 2-year notes rose a more pronounced 115 bps to 2.53%. Political concerns in Europe, however, sent Germany’s Bund in the other direction with yields sliding from a period high of 0.77% to as low as 0.26%.

Global stocks rose, led by the U.S. On a sector level, technology and energy gained, with the latter being driven by a roughly 50% increase in crude oil prices. Telecommunications was the worst performing sector. Investment-grade corporate credits finished slightly in the red as spreads widened to 124 bps. High-yield issuers, however, managed to deliver modestly positive returns.

PERFORMANCE DISCUSSION

Janus Henderson Global Allocation Fund – Conservative invests across a broad set of Janus Henderson, Intech and Perkins funds that span a wide range of global asset categories with a base allocation of 30% to 50% equities, 50% to 65% fixed income and 0% to 20% alternative investments that are rebalanced quarterly. Janus Henderson Global Allocation Fund – Conservative is structured as a “fund of funds” portfolio that provides investors with broad, diversified exposure to various types of investments with an emphasis on managing investment risk.

At the end of the period, the Fund’s allocation was 50% fixed income, 38% equity and 12% alternative. Contributing most to performance were the Janus Henderson Overseas Fund and the Janus Henderson Global Bond Fund. The two funds that detracted from results were the Janus Henderson Flexible Bond Fund and the Janus Henderson Contrarian Fund.

OUTLOOK

We view investment risk as having two components: drawdown risk and upside risk. Of course, while compound returns are most affected by drawdowns (left tail risk), we believe that not participating in upside opportunities (right tail risk) is also risky. At present, we believe no asset classes offer compelling upside opportunities. This diverges from the recent past when equities were the only asset class to appear attractive relative to its historic risk/return profile. Still, no asset classes are exhibiting signs of potentially serious drawdown risk.

We are watching several developments in markets and the global economy. Markets are underestimating the possibility of an increase in real rates leading to a sell-off in bonds. The market today is too focused on inflation

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Janus Henderson Global Allocation Fund - Conservative (unaudited)

fears. Yet, fixed income markets are already pricing in normalized inflation values with 10-year U.S. break-even inflation, for example, above 2.1%. Real rates, however, are still quite low in some major developed markets, with Germany being the key example. Inflation was the first step of the path towards normalization; real rates are the second – potentially more painful – step as they impact prices of all asset classes, from equities to commodities.

Investors must also be acutely aware of how rising interest volatility will impact the term premium of bonds. Thought rate volatility has not increased, when it does, investors will demand a greater risk premium to lend for longer tenors, and the term premium, which has eluded investors for the past several years should return.

How high interest rates head is a fear of many. But the real fear should be not where they head but how they get there. A violent chaotic path should breed fear, not a measured controlled path.

Investors must get conditioned to more volatile markets. The reason for this is the linkage between interest rates and volatility. Rates and volatility are tightly linked as both are sources of carry. Higher rates should lead to higher volatility as the historical source of carry for investors – bonds – finally start to offer more attractive yields, given steps by global central banks to normalize monetary policy. Other sources of carry, including volatility sales, will also have to offer more attractive relative yields to remain competitive. Higher Treasury yields are now luring investors away from selling volatility, a strategy that has been a factor in suppressing large price swings in stocks and bonds in recent years. While we have seen equity volatility increase, rate volatility should ultimately follow as central banks continue to remove monetary accommodation.

While our signals indicate the downside to every asset class has increased due to higher volatility, we believe that select emerging market (EM) equities such as Brazil appear particularly attractive relative to the alternatives. We see both a healthy US consumer and a stronger US dollar, which boasts competitiveness of EM exports. In eras past, a strong US dollar has derailed the public debt market of EM countries as US dollar debt swelled. But EM countries now are much more prudent in the currency risk they take when funding their liabilities, so a stronger US dollar can improve competitiveness without derailing balance sheets. A further tailwind from higher commodities prices stands to benefit major emerging markets that are significant exporters of raw materials.

Thank you for investing in Janus Henderson Global Allocation Fund – Conservative.

2	JUNE 30, 2018

Janus Henderson Global Allocation Fund - Conservative (unaudited)

Fund At A Glance

June 30, 2018

Holdings - (% of Net Assets)
Janus Henderson Global Bond Fund - Class N Shares	36.4%
Janus Henderson Diversified Alternatives Fund - Class N Shares	9.8
Janus Henderson Flexible Bond Fund - Class N Shares	8.1
Janus Henderson Short-Term Bond Fund - Class N Shares	5.7
Janus Henderson Adaptive Global Allocation Fund - Class N Shares	5.4
Janus Henderson Overseas Fund - Class N Shares	5.2
Janus Henderson Large Cap Value Fund - Class N Shares	3.1
Janus Henderson International Value Fund - Class N Shares	2.8
Janus Henderson International Managed Volatility Fund - Class N Shares	2.8
Janus Henderson U.S. Managed Volatility Fund - Class N Shares	2.5
Janus Henderson Global Select Fund - Class N Shares	2.3
Janus Henderson Global Research Fund - Class N Shares	2.3
Janus Henderson Enterprise Fund - Class N Shares	2.1
Janus Henderson Global Real Estate Fund - Class N Shares	1.9
Janus Henderson Emerging Markets Fund - Class N Shares	1.9
Janus Henderson Small Cap Value Fund - Class N Shares	1.8
Janus Henderson Triton Fund - Class N Shares	1.8
Janus Henderson Contrarian Fund - Class N Shares	1.4
Janus Henderson Mid Cap Value Fund - Class N Shares	1.1
Janus Henderson Forty Fund - Class N Shares	1.0
Janus Henderson Asia Equity Fund - Class N Shares	0.7

Asset Allocation - (% of Net Assets)
Fixed Income Funds	50.2%
Equity Funds	40.1%
Alternative Funds	9.8%
Other	(0.1)%
100.0%

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Janus Henderson Global Allocation Fund - Conservative (unaudited)

Performance

See important disclosures on the next page.

					Expense Ratios -
Average Annual Total Return - for the periods ended June 30, 2018					per the October 27, 2017 prospectuses
	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses
Class A Shares at NAV	4.55%	4.65%	5.51%	5.69%	1.15%
Class A Shares at MOP	-1.48%	3.42%	4.89%	5.19%
Class C Shares at NAV	3.81%	4.05%	4.84%	4.98%	1.88%
Class C Shares at CDSC	2.82%	4.05%	4.84%	4.98%
Class D Shares(1)	4.78%	4.86%	5.71%	5.90%	0.95%
Class I Shares	4.85%	4.91%	5.66%	5.86%	0.90%
Class S Shares	4.35%	4.47%	5.31%	5.47%	1.30%
Class T Shares	4.71%	4.79%	5.66%	5.86%	1.05%
Bloomberg Barclays Global Aggregate Bond Index	1.36%	1.50%	2.58%	3.62%
Global Conservative Allocation Index	5.09%	4.71%	4.12%	4.90%
Morningstar Quartile - Class T Shares	3rd	3rd	1st	2nd
Morningstar Ranking - based on total returns for World Allocation Funds	264/487	263/413	53/250	69/225

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Performance may be affected by risks that include those associated with non-diversification, portfolio turnover, short sales, potential conflicts of interest, foreign and emerging markets, initial public offerings (IPOs), high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), derivatives, and commodity-linked investments. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

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Janus Henderson Global Allocation Fund - Conservative (unaudited)

Performance

Performance of the Global Allocation Funds depends on that of the underlying funds. They are subject to the volatility of the financial markets. Because Janus Capital Management is the adviser to the Fund and to the underlying affiliated funds held within the Fund, it is subject to certain potential conflicts of interest.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

See Financial Highlights for actual expense ratios during the reporting period.

Class A Shares, Class C Shares, Class I Shares, and Class S Shares commenced operations on July 6, 2009. Performance shown for each class for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class (renamed Class T Shares effective February 16, 2010), calculated using the fees and expenses of each respective share class, without the effect of any fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010. Performance shown for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2018 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

*The Fund’s inception date – December 30, 2005

(1) Closed to certain new investors.

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Janus Henderson Global Allocation Fund - Conservative (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (1/1/18)	Ending Account Value (6/30/18)	Expenses Paid During Period (1/1/18 - 6/30/18)†	Beginning Account Value (1/1/18)	Ending Account Value (6/30/18)	Expenses Paid During Period (1/1/18 - 6/30/18)†	Net Annualized Expense Ratio (1/1/18 - 6/30/18)††
Class A Shares	$1,000.00	$992.90	$2.42	$1,000.00	$1,022.36	$2.46	0.49%
Class C Shares	$1,000.00	$989.50	$5.72	$1,000.00	$1,019.04	$5.81	1.16%
Class D Shares	$1,000.00	$993.70	$1.33	$1,000.00	$1,023.46	$1.35	0.27%
Class I Shares	$1,000.00	$994.50	$1.09	$1,000.00	$1,023.70	$1.10	0.22%
Class S Shares	$1,000.00	$992.10	$3.26	$1,000.00	$1,021.52	$3.31	0.66%
Class T Shares	$1,000.00	$993.70	$1.73	$1,000.00	$1,023.06	$1.76	0.35%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

††	Ratios do not include indirect expenses of the underlying funds and/or investment companies in which the Fund invests.

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Janus Henderson Global Allocation Fund - Conservative

Schedule of Investments

June 30, 2018

Shares		Value
Investment Companies£ – 100.1%
Alternative Funds – 9.8%
Janus Henderson Diversified Alternatives Fund - Class N Shares	2,207,822	$22,409,396
Equity Funds – 40.1%
Janus Henderson Adaptive Global Allocation Fund - Class N Shares	1,171,236	12,251,130
Janus Henderson Asia Equity Fund - Class N Shares	132,459	1,551,096
Janus Henderson Contrarian Fund - Class N Shares	159,653	3,228,185
Janus Henderson Emerging Markets Fund - Class N Shares	436,697	4,279,628
Janus Henderson Enterprise Fund - Class N Shares	37,127	4,721,089
Janus Henderson Forty Fund - Class N Shares	63,181	2,288,407
Janus Henderson Global Real Estate Fund - Class N Shares	367,139	4,324,897
Janus Henderson Global Research Fund - Class N Shares	64,922	5,237,296
Janus Henderson Global Select Fund - Class N Shares	313,136	5,276,343
Janus Henderson International Managed Volatility Fund - Class N Shares	694,990	6,393,912
Janus Henderson International Value Fund - Class N Shares	580,143	6,451,190
Janus Henderson Large Cap Value Fund - Class N Shares	451,091	6,969,350
Janus Henderson Mid Cap Value Fund - Class N Shares	151,758	2,528,288
Janus Henderson Overseas Fund - Class N Shares	364,827	11,732,831
Janus Henderson Small Cap Value Fund - Class N Shares	182,687	4,216,409
Janus Henderson Triton Fund - Class N Shares	129,474	4,126,328
Janus Henderson U.S. Managed Volatility Fund - Class N Shares	482,800	5,610,139
		91,186,518
Fixed Income Funds – 50.2%
Janus Henderson Flexible Bond Fund - Class N Shares	1,832,867	18,365,322
Janus Henderson Global Bond Fund - Class N Shares	8,826,050	82,895,108
Janus Henderson Short-Term Bond Fund - Class N Shares	4,382,622	13,016,387
		114,276,817
Total Investments (total cost $214,696,631) – 100.1%		227,872,731
Liabilities, net of Cash, Receivables and Other Assets – (0.1)%		(179,967)
Net Assets – 100%		$227,692,764

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income(1)	Realized Gain/(Loss)(1)	Change in Unrealized Appreciation/ Depreciation(1)	Value at 6/30/18
Investment Companies - 100.1%
Alternative Funds - 9.8%
Janus Henderson Diversified Alternatives Fund - Class N Shares	$584,967	$(7,693)	$(384,596)	$22,409,396
Equity Funds - 40.1%
Janus Henderson Adaptive Global Allocation Fund - Class N Shares	813,232	29,438	(166,070)	12,251,130
Janus Henderson Asia Equity Fund - Class I Shares	25,567	77,728	(168,974)	-
Janus Henderson Asia Equity Fund - Class N Shares	-	3,921	216,710	1,551,096
Janus Henderson Contrarian Fund - Class I Shares	-	(870)	4,006	-
Janus Henderson Contrarian Fund - Class N Shares	38,574	(4,049)	57,927	3,228,185
Janus Henderson Emerging Markets Fund - Class N Shares	56,590	300,710	(123,584)	4,279,628
Janus Henderson Enterprise Fund - Class N Shares	8,637	200,421	599,677	4,721,089
Janus Henderson Forty Fund - Class N Shares	16,707	(213,787)	538,121	2,288,407

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

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Janus Henderson Global Allocation Fund - Conservative

Schedule of Investments

June 30, 2018

	Dividend Income(1)	Realized Gain/(Loss)(1)	Change in Unrealized Appreciation/ Depreciation(1)	Value at 6/30/18
Investment Companies - 100.1%
Equity Funds - 40.1%
Janus Henderson Global Real Estate Fund - Class I Shares	157,478	39,680	(918,125)	-
Janus Henderson Global Real Estate Fund - Class N Shares	26,836	7,862	1,175,976	4,324,897
Janus Henderson Global Research Fund - Class I Shares	-	21,611	(1,766,729)	-
Janus Henderson Global Research Fund - Class N Shares	44,021	349,844	2,031,771	5,237,296
Janus Henderson Global Select Fund - Class I Shares	-	23,111	(967,168)	-
Janus Henderson Global Select Fund - Class N Shares	53,854	441,295	1,184,525	5,276,343
Janus Henderson International Managed Volatility Fund - Class N Shares	101,393	91,732	459,740	6,393,912
Janus Henderson International Value Fund - Class N Shares	201,992	155,025	(14,237)	6,451,190
Janus Henderson Large Cap Value Fund - Class N Shares	135,260	518,995	(846,069)	6,969,350
Janus Henderson Mid Cap Value Fund - Class N Shares	14,999	45,767	(98,941)	2,528,288
Janus Henderson Overseas Fund - Class N Shares	245,051	27,745	894,426	11,732,831
Janus Henderson Small Cap Value Fund - Class N Shares	88,125	96,524	(60,905)	4,216,409
Janus Henderson Triton Fund - Class N Shares	6,451	887,358	(159,148)	4,126,328
Janus Henderson U.S. Managed Volatility Fund - Class N Shares	228,218	785,783	(85,472)	5,610,139
Total Equity Funds	$2,262,985	$3,885,844	$1,787,457	$91,186,518
Fixed Income Funds - 50.2%
Janus Henderson Flexible Bond Fund - Class N Shares	516,480	(12,688)	(680,434)	18,365,322
Janus Henderson Global Bond Fund - Class N Shares	2,377,717	(176,290)	(920,081)	82,895,108
Janus Henderson Short-Term Bond Fund - Class N Shares	274,095	(16,166)	(205,959)	13,016,387
Total Fixed Income Funds	$3,168,292	$(205,144)	$(1,806,474)	$114,276,817
Total Affiliated Investments - 100.1%	$6,016,244	$3,673,007	$(403,613)	$227,872,731

(1) For securities that were affiliated for a portion of the year ended June 30, 2018, this column reflects amounts for the entire year ended June 30, 2018 and not just the year in which the security was affiliated.

	Share Balance at 6/30/17	Purchases	Sales	Share Balance at 6/30/18
Investment Companies - 100.1%
Alternative Funds - 9.8%
Janus Henderson Diversified Alternatives Fund - Class N Shares	1,235,687	1,158,422	(186,287)	2,207,822

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	JUNE 30, 2018

Janus Henderson Global Allocation Fund - Conservative

Schedule of Investments

June 30, 2018

	Share Balance at 6/30/17	Purchases	Sales	Share Balance at 6/30/18
Investment Companies - 100.1%
Equity Funds - 40.1%
Janus Henderson Adaptive Global Allocation Fund - Class N Shares	1,132,502	151,364	(112,630)	1,171,236
Janus Henderson Asia Equity Fund - Class I Shares	168,974	7,205	(176,179)	-
Janus Henderson Asia Equity Fund - Class N Shares	-	136,678	(4,219)	132,459
Janus Henderson Contrarian Fund - Class I Shares	203,907	361	(204,268)	-
Janus Henderson Contrarian Fund - Class N Shares	-	219,926	(60,273)	159,653
Janus Henderson Emerging Markets Fund - Class N Shares	718,893	31,075	(313,271)	436,697
Janus Henderson Enterprise Fund - Class N Shares	48,979	2,091	(13,943)	37,127
Janus Henderson Forty Fund - Class N Shares	84,438	7,707	(28,964)	63,181
Janus Henderson Global Real Estate Fund - Class I Shares	414,263	22,732	(436,995)	-
Janus Henderson Global Real Estate Fund - Class N Shares	-	378,786	(11,647)	367,139
Janus Henderson Global Research Fund - Class I Shares	76,941	136	(77,077)	-
Janus Henderson Global Research Fund - Class N Shares	-	79,924	(15,002)	64,922
Janus Henderson Global Select Fund - Class I Shares	386,340	684	(387,024)	-
Janus Henderson Global Select Fund - Class N Shares	-	396,280	(83,144)	313,136
Janus Henderson International Managed Volatility Fund - Class N Shares	738,318	34,866	(78,194)	694,990
Janus Henderson International Value Fund - Class N Shares	712,365	39,013	(171,235)	580,143
Janus Henderson Large Cap Value Fund - Class N Shares	511,954	74,761	(135,624)	451,091
Janus Henderson Mid Cap Value Fund - Class N Shares	183,560	22,175	(53,977)	151,758
Janus Henderson Overseas Fund - Class N Shares	442,950	20,571	(98,694)	364,827
Janus Henderson Small Cap Value Fund - Class N Shares	211,432	22,066	(50,811)	182,687
Janus Henderson Triton Fund - Class N Shares	182,227	11,224	(63,977)	129,474
Janus Henderson U.S. Managed Volatility Fund - Class N Shares	582,338	42,871	(142,409)	482,800
Fixed Income Funds - 50.2%
Janus Henderson Flexible Bond Fund - Class N Shares	1,321,365	674,096	(162,594)	1,832,867
Janus Henderson Global Bond Fund - Class N Shares	9,111,501	580,974	(866,425)	8,826,050
Janus Henderson Short-Term Bond Fund - Class N Shares	4,598,276	240,884	(456,538)	4,382,622

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson Global Allocation Fund - Conservative

Notes to Schedule of Investments and Other Information

Bloomberg Barclays Global Aggregate Bond Index	Bloomberg Barclays Global Aggregate Bond Index is a broad-based measure of the global investment grade fixed-rate debt markets.
Global Conservative Allocation Index

Global Conservative Allocation Index is an internally-calculated, hypothetical combination of total returns from the Bloomberg Barclays Global Aggregate Bond Index (60%) and the MSCI All Country World IndexSM (40%).

MSCI All Country World IndexSM	MSCI All Country World IndexSM reflects the equity market performance of global developed and emerging markets.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of June 30, 2018. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quotes Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Investment Companies
Alternative Funds	$22,409,396	$-	$-
Equity Funds	91,186,518	-	-
Fixed Income Funds	114,276,817	-	-
Total Assets	$227,872,731	$-	$-

10	JUNE 30, 2018

Janus Henderson Global Allocation Fund - Conservative

Statement of Assets and Liabilities

June 30, 2018

Assets:
Affiliated investments, at value(1)	$227,872,731
Non-interested Trustees' deferred compensation	4,770
Receivables:
Dividends from affiliates	230,057
Investments sold	196,323
Fund shares sold	3,472
Total Assets	228,307,353
Liabilities:
Payables:	—
Investments purchased	230,057
Fund shares repurchased	202,795
Transfer agent fees and expenses	43,128
Registration fees	33,595
Professional fees	30,915
12b-1 Distribution and shareholder servicing fees	14,703
Non-affiliated fund administration fees payable	12,700
Printing fees	9,661
Advisory fees	9,518
Non-interested Trustees' deferred compensation fees	4,770
Non-interested Trustees' fees and expenses	2,230
Accrued expenses and other payables	20,517
Total Liabilities	614,589
Net Assets	$227,692,764
Net Assets Consist of:
Capital (par value and paid-in surplus)	$207,969,904
Undistributed net investment income/(loss)	2,987,786
Undistributed net realized gain/(loss) from investments	3,557,817
Unrealized net appreciation/(depreciation) of investments and non-interested Trustees’ deferred compensation	13,177,257
Total Net Assets	$227,692,764
Net Assets - Class A Shares	$4,406,793
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	350,367
Net Asset Value Per Share(2)	$12.58
Maximum Offering Price Per Share(3)	$13.35
Net Assets - Class C Shares	$15,664,852
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,273,244
Net Asset Value Per Share(2)	$12.30
Net Assets - Class D Shares	$177,717,390
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	14,070,515
Net Asset Value Per Share	$12.63
Net Assets - Class I Shares	$5,601,495
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	443,567
Net Asset Value Per Share	$12.63
Net Assets - Class S Shares	$960,297
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	76,779
Net Asset Value Per Share	$12.51
Net Assets - Class T Shares	$23,341,937
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,850,462
Net Asset Value Per Share	$12.61

(1) Includes cost of $214,696,631.

(2) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(3) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

Janus Investment Fund	11

Janus Henderson Global Allocation Fund - Conservative

Statement of Operations

For the year ended June 30, 2018

Investment Income:
Dividends from affiliates	$6,016,244
Total Investment Income	6,016,244
Expenses:
Advisory fees	116,803
12b-1 Distribution and shareholder servicing fees:
Class A Shares	11,181
Class C Shares	156,340
Class S Shares	3,141
Transfer agent administrative fees and expenses:
Class D Shares	218,856
Class S Shares	3,151
Class T Shares	58,986
Transfer agent networking and omnibus fees:
Class A Shares	3,143
Class C Shares	10,260
Class I Shares	4,112
Other transfer agent fees and expenses:
Class A Shares	553
Class C Shares	1,673
Class D Shares	24,483
Class I Shares	317
Class S Shares	52
Class T Shares	579
Registration fees	90,761
Professional fees	45,366
Shareholder reports expense	41,132
Non-affiliated fund administration fees	12,699
Non-interested Trustees’ fees and expenses	7,868
Other expenses	3,966
Total Expenses	815,422
Less: Excess Expense Reimbursement and Waivers	(6,778)
Net Expenses	808,644
Net Investment Income/(Loss)	5,207,600
Net Realized Gain/(Loss) on Investments:
Investments in affiliates	3,673,007
Capital gain distributions from underlying funds	2,323,902
Total Net Realized Gain/(Loss) on Investments	5,996,909
Change in Unrealized Net Appreciation/Depreciation:
Investments in affiliates	(403,613)
Total Change in Unrealized Net Appreciation/Depreciation	(403,613)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$10,800,896

See Notes to Financial Statements.

12	JUNE 30, 2018

Janus Henderson Global Allocation Fund - Conservative

Statements of Changes in Net Assets

	Year ended June 30, 2018	Year ended June 30, 2017

Operations:
Net investment income/(loss)	$5,207,600	$2,058,899
Net realized gain/(loss) on investments	5,996,909	10,066,079
Change in unrealized net appreciation/depreciation	(403,613)	1,797,208
Net Increase/(Decrease) in Net Assets Resulting from Operations	10,800,896	13,922,186
Dividends and Distributions to Shareholders:
Dividends from Net Investment Income
Class A Shares	(67,795)	(24,694)
Class C Shares	(145,184)	(26,864)
Class D Shares	(2,995,876)	(1,644,779)
Class I Shares	(94,058)	(42,288)
Class S Shares	(18,686)	(8,836)
Class T Shares	(378,355)	(226,186)
Total Dividends from Net Investment Income	(3,699,954)	(1,973,647)
Distributions from Net Realized Gain from Investment Transactions
Class A Shares	(184,616)	(21,152)
Class C Shares	(681,540)	(64,944)
Class D Shares	(7,386,834)	(622,696)
Class I Shares	(223,759)	(14,605)
Class S Shares	(59,625)	(5,668)
Class T Shares	(980,095)	(93,380)
Total Distributions from Net Realized Gain from Investment Transactions	(9,516,469)	(822,445)
Net Decrease from Dividends and Distributions to Shareholders	(13,216,423)	(2,796,092)
Capital Share Transactions:
Class A Shares	(46,486)	(7,714,963)
Class C Shares	(911,656)	(5,050,133)
Class D Shares	626,997	(23,731,717)
Class I Shares	591,616	1,239,101
Class S Shares	(578,569)	(109,958)
Class T Shares	(526,394)	(6,524,105)
Net Increase/(Decrease) from Capital Share Transactions	(844,492)	(41,891,775)
Net Increase/(Decrease) in Net Assets	(3,260,019)	(30,765,681)
Net Assets:
Beginning of period	230,952,783	261,718,464
End of period	$227,692,764	$230,952,783

Undistributed Net Investment Income/(Loss)	$2,987,786	$1,665,790

See Notes to Financial Statements.

Janus Investment Fund	13

Janus Henderson Global Allocation Fund - Conservative

Financial Highlights

Class A Shares
For a share outstanding during each year ended June 30	2018	2017	2016		2015	2014
Net Asset Value, Beginning of Period	$12.73	$12.10	$12.83		$13.62	$12.93
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.27	0.10	0.15		0.38	0.22
Net realized and unrealized gain/(loss)	0.32	0.62	(0.11)		(0.55)	1.55
Total from Investment Operations	0.59	0.72	0.04		(0.17)	1.77
Less Dividends and Distributions:
Dividends (from net investment income)	(0.20)	(0.05)	(0.12)		(0.40)	(0.26)
Distributions (from capital gains)	(0.54)	(0.04)	(0.65)		(0.22)	(0.82)
Total Dividends and Distributions	(0.74)	(0.09)	(0.77)		(0.62)	(1.08)
Net Asset Value, End of Period	$12.58	$12.73	$12.10		$12.83	$13.62
Total Return*	4.55%	6.01%	0.41%		(1.25)%	14.20%
Net Assets, End of Period (in thousands)	$4,407	$4,507	$11,944		$12,648	$13,197
Average Net Assets for the Period (in thousands)	$4,494	$7,313	$11,826		$12,831	$12,167
Ratios to Average Net Assets**:
Ratio of Gross Expenses(2)	0.47%	0.46%	0.46%		0.46%	0.48%
Ratio of Net Expenses (After Waivers and Expense Offsets)(2)	0.47%	0.46%	0.46%		0.46%	0.48%
Ratio of Net Investment Income/(Loss)(2)	2.10%	0.83%	1.27%		2.86%	1.69%
Portfolio Turnover Rate	14%	25%	5%		20%	13%
				1

Class C Shares
For a share outstanding during each year ended June 30	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$12.47	$11.88	$12.64	$13.39	$12.73
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.18	0.03	0.09	0.32	0.13
Net realized and unrealized gain/(loss)	0.30	0.62	(0.13)	(0.53)	1.52
Total from Investment Operations	0.48	0.65	(0.04)	(0.21)	1.65
Less Dividends and Distributions:
Dividends (from net investment income)	(0.11)	(0.02)	(0.07)	(0.32)	(0.17)
Distributions (from capital gains)	(0.54)	(0.04)	(0.65)	(0.22)	(0.82)
Total Dividends and Distributions	(0.65)	(0.06)	(0.72)	(0.54)	(0.99)
Net Asset Value, End of Period	$12.30	$12.47	$11.88	$12.64	$13.39
Total Return*	3.81%	5.50%	(0.18)%	(1.58)%	13.37%
Net Assets, End of Period (in thousands)	$15,665	$16,752	$20,972	$20,866	$22,215
Average Net Assets for the Period (in thousands)	$16,576	$18,722	$20,085	$22,092	$19,860
Ratios to Average Net Assets**:
Ratio of Gross Expenses(2)	1.14%	1.00%	0.97%	0.86%	1.15%
Ratio of Net Expenses (After Waivers and Expense Offsets)(2)	1.14%	1.00%	0.97%	0.86%	1.15%
Ratio of Net Investment Income/(Loss)(2)	1.41%	0.22%	0.72%	2.48%	1.03%
Portfolio Turnover Rate	14%	25%	5%	20%	13%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Ratios do not include indirect expenses of the underlying funds and/or investment companies in which the Fund invests.

See Notes to Financial Statements.

14	JUNE 30, 2018

Janus Henderson Global Allocation Fund - Conservative

Financial Highlights

Class D Shares
For a share outstanding during each year ended June 30	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$12.77	$12.18	$12.91	$13.70	$13.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.30	0.11	0.18	0.41	0.26
Net realized and unrealized gain/(loss)	0.32	0.63	(0.12)	(0.56)	1.55
Total from Investment Operations	0.62	0.74	0.06	(0.15)	1.81
Less Dividends and Distributions:
Dividends (from net investment income)	(0.22)	(0.11)	(0.14)	(0.42)	(0.29)
Distributions (from capital gains)	(0.54)	(0.04)	(0.65)	(0.22)	(0.82)
Total Dividends and Distributions	(0.76)	(0.15)	(0.79)	(0.64)	(1.11)
Net Asset Value, End of Period	$12.63	$12.77	$12.18	$12.91	$13.70
Total Return*	4.78%	6.19%	0.61%	(1.03)%	14.41%
Net Assets, End of Period (in thousands)	$177,717	$178,971	$194,171	$217,150	$234,052
Average Net Assets for the Period (in thousands)	$182,877	$184,411	$199,014	$226,112	$224,649
Ratios to Average Net Assets**:
Ratio of Gross Expenses(2)	0.27%	0.26%	0.27%	0.26%	0.27%
Ratio of Net Expenses (After Waivers and Expense Offsets)(2)	0.27%	0.26%	0.27%	0.26%	0.27%
Ratio of Net Investment Income/(Loss)(2)	2.29%	0.90%	1.45%	3.09%	1.93%
Portfolio Turnover Rate	14%	25%	5%	20%	13%

Class I Shares
For a share outstanding during each year ended June 30	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$12.77	$12.18	$12.91	$13.71	$13.01
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.31	0.10	0.19	0.35	0.26
Net realized and unrealized gain/(loss)	0.32	0.65	(0.13)	(0.49)	1.55
Total from Investment Operations	0.63	0.75	0.06	(0.14)	1.81
Less Dividends and Distributions:
Dividends (from net investment income)	(0.23)	(0.12)	(0.14)	(0.44)	(0.29)
Distributions (from capital gains)	(0.54)	(0.04)	(0.65)	(0.22)	(0.82)
Total Dividends and Distributions	(0.77)	(0.16)	(0.79)	(0.66)	(1.11)
Net Asset Value, End of Period	$12.63	$12.77	$12.18	$12.91	$13.71
Total Return*	4.85%	6.29%	0.64%	(1.02)%	14.46%
Net Assets, End of Period (in thousands)	$5,601	$5,078	$3,628	$4,266	$3,855
Average Net Assets for the Period (in thousands)	$5,375	$4,411	$3,582	$5,162	$3,465
Ratios to Average Net Assets**:
Ratio of Gross Expenses(2)	0.22%	0.21%	0.20%	0.19%	0.23%
Ratio of Net Expenses (After Waivers and Expense Offsets)(2)	0.22%	0.21%	0.20%	0.19%	0.23%
Ratio of Net Investment Income/(Loss)(2)	2.37%	0.82%	1.54%	2.64%	1.98%
Portfolio Turnover Rate	14%	25%	5%	20%	13%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Ratios do not include indirect expenses of the underlying funds and/or investment companies in which the Fund invests.

See Notes to Financial Statements.

Janus Investment Fund	15

Janus Henderson Global Allocation Fund - Conservative

Financial Highlights

Class S Shares
For a share outstanding during each year ended June 30	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$12.66	$12.07	$12.79	$13.58	$12.91
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.27	0.07	0.13	0.34	0.20
Net realized and unrealized gain/(loss)	0.29	0.63	(0.12)	(0.53)	1.54
Total from Investment Operations	0.56	0.70	0.01	(0.19)	1.74
Less Dividends and Distributions:
Dividends (from net investment income)	(0.17)	(0.07)	(0.08)	(0.38)	(0.25)
Distributions (from capital gains)	(0.54)	(0.04)	(0.65)	(0.22)	(0.82)
Total Dividends and Distributions	(0.71)	(0.11)	(0.73)	(0.60)	(1.07)
Net Asset Value, End of Period	$12.51	$12.66	$12.07	$12.79	$13.58
Total Return*	4.35%	5.84%	0.24%	(1.37)%	13.96%
Net Assets, End of Period (in thousands)	$960	$1,541	$1,579	$2,499	$2,043
Average Net Assets for the Period (in thousands)	$1,266	$1,573	$2,044	$2,123	$1,713
Ratios to Average Net Assets**:
Ratio of Gross Expenses(2)	0.68%	0.61%	0.62%	0.61%	0.63%
Ratio of Net Expenses (After Waivers and Expense Offsets)(2)	0.64%	0.61%	0.61%	0.61%	0.62%
Ratio of Net Investment Income/(Loss)(2)	2.11%	0.58%	1.04%	2.61%	1.54%
Portfolio Turnover Rate	14%	25%	5%	20%	13%

Class T Shares
For a share outstanding during each year ended June 30	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$12.75	$12.15	$12.89	$13.69	$13.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.29	0.11	0.18	0.39	0.26
Net realized and unrealized gain/(loss)	0.32	0.63	(0.13)	(0.55)	1.54
Total from Investment Operations	0.61	0.74	0.05	(0.16)	1.80
Less Dividends and Distributions:
Dividends (from net investment income)	(0.21)	(0.10)	(0.14)	(0.42)	(0.29)
Distributions (from capital gains)	(0.54)	(0.04)	(0.65)	(0.22)	(0.82)
Total Dividends and Distributions	(0.75)	(0.14)	(0.79)	(0.64)	(1.11)
Net Asset Value, End of Period	$12.61	$12.75	$12.15	$12.89	$13.69
Total Return*	4.71%	6.21%	0.51%	(1.13)%	14.35%
Net Assets, End of Period (in thousands)	$23,342	$24,104	$29,425	$32,667	$30,011
Average Net Assets for the Period (in thousands)	$23,661	$26,862	$30,113	$30,449	$26,955
Ratios to Average Net Assets**:
Ratio of Gross Expenses(2)	0.38%	0.36%	0.37%	0.36%	0.38%
Ratio of Net Expenses (After Waivers and Expense Offsets)(2)	0.35%	0.33%	0.27%	0.36%	0.29%
Ratio of Net Investment Income/(Loss)(2)	2.24%	0.91%	1.46%	2.91%	1.92%
Portfolio Turnover Rate	14%	25%	5%	20%	13%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Ratios do not include indirect expenses of the underlying funds and/or investment companies in which the Fund invests.

See Notes to Financial Statements.

16	JUNE 30, 2018

Janus Henderson Global Allocation Fund - Conservative

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Janus Henderson Global Allocation Fund - Conservative (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Fund operates as a “fund of funds,” meaning substantially all of the Fund’s assets will be invested in other Janus Henderson funds (the “underlying funds”). The Trust offers 49 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks total return through a primary emphasis on income with a secondary emphasis on growth of capital. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares. Class D Shares are closed to certain new investors.

Shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus Henderson funds. Class D Shares are available only to investors who hold accounts directly with the Janus Henderson funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital Management LLC (“Janus Capital”) or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

Underlying Funds

The Fund invests in a variety of underlying funds to pursue a target allocation of equity investments, fixed-income securities, and alternative investments and may also invest in money market instruments or cash/cash equivalents. The Fund has a target allocation, which is how the Fund's investments generally will be allocated among the major asset classes over the long term, as well as normal ranges, under normal market conditions, within which the Fund's asset class allocations generally will vary over short-term periods. The Fund's long-term expected average asset allocation is as follows: 40% to equity investments, 55% to fixed-income securities and money market instruments, and 5% to alternative investments. Additional details and descriptions of the investment objectives and strategies of each of the underlying funds are available in the Fund’s and underlying funds’ prospectuses available at janushenderson.com. The

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Notes to Financial Statements

Trustees of the underlying funds may change the investment objectives or strategies of the underlying funds at any time without prior notice to the Fund’s shareholders.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

The Fund’s net asset value (“NAV”) is calculated based upon the NAV of each of the underlying funds in which the Fund invests on the day of valuation. The NAV for each class of the underlying funds is computed by dividing the total value of securities and other assets allocated to the class, less liabilities allocated to that class, by the total number of shares outstanding for the class.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

The Fund classifies each of its investments in underlying funds as Level 1, without consideration as to the classification level of the specific investments held by the underlying funds. There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2018 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the year. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities held by the underlying funds will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Any distributions from the underlying funds are recorded in accordance with the character of the distributions as designated by the underlying funds. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Additionally, the Fund, as a shareholder in the underlying funds, will also indirectly bear its pro rata share of the expenses incurred by the underlying funds. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

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Janus Henderson Global Allocation Fund - Conservative

Notes to Financial Statements

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or the Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The underlying funds may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the underlying funds distribute such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

On December 22, 2017, the Tax Cuts and Jobs Act was signed into law. Currently, Management does not believe the bill will have a material impact on the Fund’s intention to continue to qualify as a regulated investment company, which is generally not subject to U.S. federal income tax.

2. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The Fund’s contractual investment advisory fee rate (expressed as an annual rate) is 0.05% of its average daily net assets.

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s total annual fund operating expenses, including the investment advisory fee, but excluding any expenses of an underlying fund (acquired fund fees and expenses), the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus/administrative fees payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.14% of the Fund’s average daily net assets. Janus Capital has agreed to continue the waivers until at least November 1, 2018. If applicable, amounts waived and/or reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s and the underlying funds’ transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

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Notes to Financial Statements

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund’s Class D Shares pay an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital. For all share classes except Class D Shares, Janus Services also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.

Janus Services is compensated for its services related to the Fund’s Class D Shares. In addition to the administrative fees discussed above, Janus Services receives reimbursement for out-of-pocket costs it incurs for serving as transfer agent and providing, or arranging for, servicing to shareholders. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Distributors LLC dba Janus Henderson Distributors (“Janus Henderson Distributors”), a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Henderson Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution and shareholder servicing fees” in the Statement of Operations.

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Janus Henderson Global Allocation Fund - Conservative

Notes to Financial Statements

Janus Capital serves as administrator to the Fund pursuant to an administration agreement, and is authorized to perform, or cause others to perform, the administration services necessary for the operation of the Fund. Janus Capital does not receive compensation for serving as administrator and it bears the expenses related to operation of the Fund, such as, but not limited to, custody, fund accounting and tax services; shareholder servicing; and preparation of various documents filed with the SEC. The Fund bears costs related to any compensation, fees, or reimbursements paid to Trustees who are independent of Janus Capital; fees and expenses of counsel to the Independent Trustees; fees and expenses of consultants to the Fund; audit expenses; brokerage commissions and all other expenses in connection with execution of portfolio transactions; blue sky registration costs; interest; all federal, state and local taxes (including stamp, excise, income, and franchise taxes); expenses of shareholder meetings, including the preparation, printing, and distribution of proxy statements, notices, and reports to shareholders; expenses of printing and mailing to existing shareholders prospectuses, statements of additional information, shareholder reports, and other materials required to be mailed to shareholders by federal or state laws or regulations; transfer agency fees and expenses payable pursuant to a transfer agency agreement between the Trust and Janus Services on behalf of the Fund; any litigation; and other extraordinary expenses. In addition, some expenses related to compensation payable to the Fund's Chief Compliance Officer and compliance staff are shared with the Fund. Total compensation of $476,345 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended June 30, 2018. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

Effective April 1, 2018, BNP Paribas Financial Services provides certain administrative services to the Fund, including services related to Fund accounting, calculation of the Fund's daily NAV, and Fund audit, tax, and reporting obligations, pursuant to a sub-administration agreement with Janus Capital on behalf of the Fund.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of June 30, 2018 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended June 30, 2018 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $471,025 were paid by the Trust to the Trustees under the Deferred Plan during the year ended June 30, 2018.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the year ended June 30, 2018 can be found in a table located in the Schedule of Investments and Other Information.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Henderson Distributors and financial intermediaries. During the year ended June 30, 2018, Janus Henderson Distributors retained upfront sales charges of $4,691.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Henderson Distributors during the year ended June 30, 2018.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the year ended June 30, 2018, redeeming shareholders of Class C Shares paid CDSCs of $116.

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Notes to Financial Statements

3. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations; (2) losses or deductions the Fund may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of deferred compensation.

			Loss Deferrals		Other Book	Net Tax
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Late-Year Ordinary Loss	Post-October Capital Loss	to Tax Differences	Appreciation/ (Depreciation)
$ 3,611,498	$ 4,661,544	$ -	$ -	$ -	$ (3,617)	$ 11,453,435

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2018 are noted below. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 216,419,296	$17,267,560	$ (5,814,125)	$ 11,453,435

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended June 30, 2018
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 3,797,427	$ 9,418,996	$ -	$ -

For the year ended June 30, 2017
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 1,973,647	$ 822,445	$ -	$ -

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. The following reclassifications have been made to the Fund:

Increase/(Decrease) to Capital	Increase/(Decrease) to Undistributed Net Investment Income/Loss	Increase/(Decrease) to Undistributed Net Realized Gain/Loss
$ 396,294	$ (185,650)	$ (210,644)

Capital has been adjusted by $396,294, including $184,804 of long-term capital gain, for distributions in connection with Fund share redemptions (tax equalization).

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Janus Henderson Global Allocation Fund - Conservative

Notes to Financial Statements

4. Capital Share Transactions

	Year ended June 30, 2018		Year ended June 30, 2017
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	60,641	$ 790,088	98,185	$ 1,203,638
Reinvested dividends and distributions	18,731	236,765	3,565	42,284
Shares repurchased	(83,105)	(1,073,339)	(735,036)	(8,960,885)
Net Increase/(Decrease)	(3,733)	$ (46,486)	(633,286)	$ (7,714,963)
Class C Shares:
Shares sold	131,552	$ 1,661,420	143,464	$ 1,728,664
Reinvested dividends and distributions	60,917	755,374	7,095	82,660
Shares repurchased	(262,743)	(3,328,450)	(572,018)	(6,861,457)
Net Increase/(Decrease)	(70,274)	$ (911,656)	(421,459)	$ (5,050,133)
Class D Shares:
Shares sold	1,248,567	$16,221,454	860,971	$ 10,584,862
Reinvested dividends and distributions	808,285	10,249,049	188,644	2,242,977
Shares repurchased	(1,997,589)	(25,843,506)	(2,983,567)	(36,559,556)
Net Increase/(Decrease)	59,263	$ 626,997	(1,933,952)	$(23,731,717)
Class I Shares:
Shares sold	123,889	$ 1,599,425	213,065	$ 2,627,162
Reinvested dividends and distributions	22,067	279,594	4,190	49,814
Shares repurchased	(99,977)	(1,287,403)	(117,458)	(1,437,875)
Net Increase/(Decrease)	45,979	$ 591,616	99,797	$ 1,239,101
Class S Shares:
Shares sold	18,513	$ 238,285	13,805	$ 168,640
Reinvested dividends and distributions	6,225	78,311	1,229	14,504
Shares repurchased	(69,748)	(895,165)	(24,093)	(293,102)
Net Increase/(Decrease)	(45,010)	$ (578,569)	(9,059)	$ (109,958)
Class T Shares:
Shares sold	404,956	$ 5,222,453	561,748	$ 6,908,407
Reinvested dividends and distributions	104,995	1,329,238	26,329	312,520
Shares repurchased	(550,187)	(7,078,085)	(1,118,559)	(13,745,032)
Net Increase/(Decrease)	(40,236)	$ (526,394)	(530,482)	$ (6,524,105)

5. Purchases and Sales of Investment Securities

For the year ended June 30, 2018, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$33,387,487	$ 39,843,828	$ -	$ -

6. Recent Accounting Pronouncements

The Securities and Exchange Commission ("SEC") adopted new rules as well as amendments to its rules to modernize the reporting and disclosure of information by registered investment companies. In addition, the SEC adopted amendments to Regulation S-X, which require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date of the amendments to Regulation S-X was August 1, 2017. This report incorporates the amendments to Regulation S-X.

The FASB issued Accounting Standards Update No. 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities ("ASU 2017-08") to amend the

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Notes to Financial Statements

amortization period for certain purchased callable debt securities held at a premium. The guidance requires certain premiums on callable debt securities to be amortized to the earliest call date. The amortization period for callable debt securities purchased at a discount will not be impacted. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Early adoption is permitted, including adoption in an interim period. Management is currently evaluating the impacts of ASU 2017-08 on the financial statements.

7. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to June 30, 2018 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

24	JUNE 30, 2018

Janus Henderson Global Allocation Fund - Conservative

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Investment Fund and Shareholders of Janus Henderson Global Allocation Fund - Conservative:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Janus Henderson Global Allocation Fund - Conservative (one of the funds constituting Janus Investment Fund, referred to hereafter as the "Fund") as of June 30, 2018, the related statement of operations for the year ended June 30, 2018, the statements of changes in net assets for each of the two years in the period ended June 30, 2018, including the related notes, and the financial highlights for each of the five years in the period ended June 30, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended June 30, 2018 and the financial highlights for each of the five years in the period ended June 30, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2018 by correspondence with the transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Denver, Colorado
August 17, 2018

We have served as the auditor of one or more investment companies in Janus Henderson Funds since 1990.

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Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Fund is required to disclose its complete holdings on Form N-Q within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to Fund shareholders. These reports (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free) (or 1-800-525-3713 if you hold Class D shares). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag. Holdings are generally posted approximately two business days thereafter under Full Holdings for the Fund at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 14 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

Additionally, in connection with their consideration of whether to continue the investment advisory agreement and subadvisory agreement for each Fund, as applicable, the Trustees also received and reviewed information in connection with the transaction to combine the respective businesses of Henderson Group plc and Janus Capital Group, Inc., the parent company of Janus Capital (the “Transaction”), announced in October 2016, which closed in the second quarter of 2017. In this regard, the Trustees reviewed information regarding the impact of the Transaction on the services to be provided by Janus Capital and each subadviser, as applicable, to the Funds under such agreements prior to the close of the Transaction as well as the services provided after the Transaction closed.

At a meeting held on December 7, 2017, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from February 1, 2018 through February 1, 2019, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the

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agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees (excluding out of pocket costs), net of any waivers.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has been strong: for the 36 months ended September 30, 2017, approximately 70% of the Funds were in the top two quartiles of performance, as reported by Morningstar, and for the 12 months ended September 30, 2017, approximately 46% of the Funds were in the top two quartiles of performance, as reported by Morningstar.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Alternative Funds

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson International Long/Short Equity Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and the Fund’s limited performance history.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge

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quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Fixed-Income Funds

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Unconstrained Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Real Return Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Strategic Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

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• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson International Small Cap Fund, the Trustees noted that, due to limited performance for the Fund, performance history was not a material factor.

• For Janus Henderson International Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that

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the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson All Asset Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

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• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and the Fund’s limited performance history.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital and Intech had taken or were taking to improve performance, and the Fund’s limited performance history.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Intech had taken or were taking to improve performance.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Select Value Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

Janus Aspen Series

• For Janus Henderson Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

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• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Forty Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Allocation Portfolio – Moderate, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Research Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Technology Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Unconstrained Bond Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and the Fund’s limited performance history.

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Overseas Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Research Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Fund’s performance warranted continuation of the Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of

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that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration, but excluding out-of-pocket costs) fees for many of the Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 10% below the average total expenses of their respective Broadridge Expense Group peers and 18% below the average total expenses for their Broadridge Expense Universes; (3) management fees for the Funds, on average, were 8% below the average management fees for their Expense Groups and 9% below the average for their Expense Universes; and (4) Fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered the total expenses for each share class of each Fund compared to the average total expenses for its Broadridge Expense Group peers and to average total expenses for its Broadridge Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and expense waivers on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional clients and to the fees Janus Capital charges to funds subadvised by Janus Capital; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) Janus mutual fund investors enjoy reasonable fees relative to the fees charged to Janus institutional and subadvised fund investors; (4) in three of seven product categories, the Funds receive proportionally better pricing than the industry in relation to Janus institutional clients; and (5) in seven of eight strategies, Janus Capital has lower management fees than funds subadvised by Janus Capital’s portfolio managers.

The Trustees considered the fees for each Fund for its fiscal year ended in 2016, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Alternative Funds

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Long/Short Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were

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reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Fixed-Income Funds

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Unconstrained Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Real Return Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to waive 11 basis points of management fees effective February 1, 2018 and also has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Strategic Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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Additional Information (unaudited)

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson International Small Cap Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

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Janus Henderson Global Allocation Fund - Conservative

Additional Information (unaudited)

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson All Asset Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s total expenses effective June 5, 2017.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Research Fund, the Trustees noted that, although the Fund’s total expenses were equal to or exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective February 1, 2017.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

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Additional Information (unaudited)

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Select Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group averages for all share classes.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Janus Aspen Series

• For Janus Henderson Balanced Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Global Allocation Portfolio - Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Technology Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Unconstrained Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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Janus Henderson Global Allocation Fund - Conservative

Additional Information (unaudited)

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Overseas Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for its sole share class.

The Trustees reviewed information on the overall profitability to Janus Capital and its affiliates of their relationship with the Funds, and considered profitability data of other fund managers. The Trustees also considered the financial information, estimated profitability and corporate structure of Janus Capital’s parent company before and after the Transaction. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. The Trustees also noted that the Trustees’ independent fee consultant reviewed the overall profitability of Janus Capital’s parent company prior to the Transaction, and the independent fee consultant found that, while assessing the reasonableness of Fund expenses in light of such profits was dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons were limited in accuracy by differences in complex size, business mix, institutional account orientation and other factors, after accepting these limitations, the level of profit earned by Janus Capital’s parent company was reasonable. In this regard, the independent consultant concluded that the profitability of Janus Capital’s parent company did not show excess nor did it show any insufficiency that could limit the ability to invest the resources needed to drive strong future investment performance on behalf of the Funds.

Additionally, the Trustees considered the estimated profitability to Janus Capital from the investment management services it provided to each Fund. The Trustees also considered such estimated profitability taking into account the impact of the Transaction on Janus Capital’s expense structure on a pro forma basis. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Fund is necessarily a product of the allocation methodology utilized by Janus Capital to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant concluded that (1) the expense allocation methodology utilized by Janus Capital was reasonable and (2) the estimated profitability to Janus Capital from the investment management services it provided to each Fund was reasonable, including after taking into account the impact of the Transaction on Janus Capital’s expense structure on a pro forma basis. The Trustees also considered that the estimated profitability for an individual Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that Janus Capital’s estimated profitability with respect to each Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Funds was not a material factor in the Board’s approval of the reasonableness of any Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that each Fund’s total expenses were reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

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Additional Information (unaudited)

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted their independent fee consultant’s analysis of economies of scale in prior years. They also noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 86% of these Funds’ share classes have contractual management fees (gross of waivers) below their Broadridge expense group averages. They also noted that for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing certain of these Funds because they have not reached adequate scale. Moreover, as the assets of some of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

The independent fee consultant concluded that, given the limitations of various analytical approaches to economies of scale it had considered in prior years, and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus complex. The independent consultant concluded that (1) to the extent there were economies of scale at Janus Capital, Janus Capital’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Funds, Janus Capital appeared to be investing to increase the likelihood that these Funds will grow to a level to achieve any scale economies that may exist. Further, the independent fee consultant provided its belief that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Funds from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and/or the subadvisers benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Fund could attract other business to Janus Capital, the subadvisers or other Janus funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Funds.

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Janus Henderson Global Allocation Fund - Conservative

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was June 30, 2018. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

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Useful Information About Your Fund Report (unaudited)

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. Also included are ratios of expenses and net investment income to average net assets.

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Janus Henderson Global Allocation Fund - Conservative

Useful Information About Your Fund Report (unaudited)

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

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Designation Requirements (unaudited)

For federal income tax purposes, the Fund designated the following for the year ended June 30, 2018:

Capital Gain Distributions	$9,603,800
Foreign Taxes Paid	$58,210
Foreign Source Income	$478,907
Dividends Received Deduction Percentage	34%
Qualified Dividend Income Percentage	70%

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Janus Henderson Global Allocation Fund - Conservative

Trustees and Officers (unaudited)

The Fund’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Fund’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Fund’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Fund’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Aspen Series. Collectively, these two registered investment companies consist of 61 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Fund may also be officers and/or directors of Janus Capital. Except as otherwise disclosed, Fund officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer, as authorized by the Trustees.

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Managing Partner, Impact Investments, Athena Capital Advisors LLC (independent registered investment advisor) (since 2016) and Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations). Formerly, Chief Executive Officer, Imprint Capital (impact investment firm) (2013-2015) and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	61

Director of Mutual Fund Directors Forum (a non-profit organization serving independent directors of U.S. mutual funds), Chairman of the Board and Trustee of The Investment Fund for Foundations Investment Program (TIP) (consisting of 2 funds), and Director of the F.B. Heron Foundation (a private grantmaking foundation).

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Janus Henderson Global Allocation Fund - Conservative

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Trustee	1/13-Present	Executive Vice President, Institutional Markets, of Black Creek Group (private equity real estate investment management firm) (since 2012). Formerly, Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	61

Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of MotiveQuest LLC (strategic social market research company) (2003-2016); Director of Nuveen Global Investors LLC (2007-2011); Director of Communities in Schools (2004-2010); and Director of Mutual Fund Education Alliance (until 2010).

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Janus Henderson Global Allocation Fund - Conservative

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Managing Member and Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Venture Partner for The Edgewater Funds (a middle market private equity firm) (2002-2004); Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000); and Chief Investment Officer of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	61

Advisory Board Member, Innovate Partners Emerging Growth and Equity Fund I (early stage venture capital fund) (since 2014) and Managing Trustee of National Retirement Partners Liquidating Trust (since 2013). Formerly, Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013); Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009); Director of RemedyTemp, Inc. (temporary help services company) (1996-2006); and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

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Janus Henderson Global Allocation Fund - Conservative

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	6/16-Present	Founder, Daraja Capital (advisory and investment firm) (since 2016), and Senior Advisor, Albright Stonebridge Group LLC (global strategy firm) (since 2016). Formerly, Senior Vice President (2011-2015), Albright Stonebridge Group LLC; and Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	61	Director of Brightwood Capital Advisors, LLC (since 2014).
Gary A. Poliner 151 Detroit Street Denver, CO 80206 DOB: 1953	Trustee	6/16-Present	Retired. Formerly, President (2010-2013) of Northwestern Mutual Life Insurance Company.	61

Director of MGIC Investment Corporation (private mortgage insurance) (since 2013) and West Bend Mutual Insurance Company (property/casualty insurance) (since 2013). Formerly, Trustee of Northwestern Mutual Life Insurance Company (2010-2013); and Director of Frank Russell Company (global asset management firm) (2008-2013).

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
James T. Rothe 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	1/97-Present	Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Co-founder and Managing Director of Roaring Fork Capital SBIC, L.P. (SBA SBIC fund focusing on private investment in public equity firms) (2004-2014), Professor of Business of the University of Colorado (2002-2004), and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	61	Formerly, Director of Red Robin Gourmet Burgers, Inc. (RRGB) (2004- 2014).
William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	6/84-Present	Retired. Formerly, President and founder of HPS Products and Corporate Vice President of MKS Instruments, Boulder, CO (a provider of advanced process control systems for the semiconductor industry) (1976-2012).	61	None

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Janus Henderson Global Allocation Fund - Conservative

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Diane L. Wallace 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	6/17-Present	Retired.	61

Formerly, Independent Trustee, Henderson Global Funds (13 portfolios) (2015-2017); Independent Trustee, State Farm Associates' Funds Trust, State Farm Mutual Fund Trust, and State Farm Variable Product Trust (28 portfolios) (2013-2017). Chief Operating Officer, Senior Vice President-Operations, and Chief Financial Officer for Driehaus Capital Management, LLC (1988-2006); and Treasurer of Driehaus Mutual Funds (1996-2002).

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	61

Director of Chicago Community Trust (Regional Community Foundation), Chicago Council on Global Affairs, InnerWorkings (U.S. provider of print procurement solutions to corporate clients), Lurie Children’s Hospital (Chicago, IL), Shirley Ryan Ability Lab and Wrapports, LLC (digital communications company). Formerly, Director of Walmart (until 2017); Director of Chicago Convention & Tourism Bureau (until 2014); and The Field Museum of Natural History (Chicago, IL) (until 2014).

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Janus Henderson Global Allocation Fund - Conservative

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Ashwin Alankar 151 Detroit Street Denver, CO 80206 DOB: 1974	Executive Vice President and Co-Portfolio Manager Janus Henderson Global Allocation Fund – Conservative	9/14-Present

Senior Vice President and Global Head of Asset Allocation and Risk Management of Janus Capital and Portfolio Manager for other Janus Henderson accounts. Formerly, Co-Chief Investment Officer of AllianceBernstein’s Tail Risk Parity (2010-2014).

Enrique Chang 151 Detroit Street Denver, CO 80206 DOB: 1962	Executive Vice President and Co-Portfolio Manager Janus Henderson Global Allocation Fund – Conservative	1/14-Present

Global Chief Investment Officer of Janus Henderson Investors and Portfolio Manager for other Janus Henderson accounts. Formerly, President, Head of Investments of Janus Capital (2016-2017); and Chief Investment Officer Equities and Asset Allocation of Janus Capital (2013-2016). During the five years prior to 2013, Mr. Chang was Chief Investment Officer and Executive Vice President for American Century Investments.

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Janus Henderson Global Allocation Fund - Conservative

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Bruce L. Koepfgen 151 Detroit Street Denver, CO 80206 DOB: 1952	President and Chief Executive Officer	7/14-Present

Head of North America at Janus Henderson Investors and Janus Capital Management LLC (since 2017); Executive Vice President and Director of Janus International Holding LLC (since 2011); Executive Vice President of Janus Distributors LLC (since 2011); Vice President and Director of Intech Investment Management LLC (since 2011); Executive Vice President and Director of Perkins Investment Management LLC (since 2011); and Executive Vice President and Director of Janus Management Holdings Corporation (since 2011). Formerly, President of Janus Capital Group Inc. and Janus Capital Management LLC (2013-2017); Executive Vice President of Janus Services LLC (2011-2015), Janus Capital Group Inc. and Janus Capital Management LLC (2011-2013); and Chief Financial Officer of Janus Capital Group Inc., Janus Capital Management LLC, Janus Distributors LLC, Janus Management Holdings Corporation, and Janus Services LLC (2011-2013).

Susan K. Wold 151 Detroit Street Denver, CO 80206 DOB: 1960	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	9/17-Present

Senior Vice President and Head of Compliance, North America for Janus Henderson (since September 2017);
Formerly, Vice President, Head of Global Corporate Compliance, and Chief Compliance Officer for Janus
Capital Management LLC (May 2017- September 2017); Vice President, Compliance at Janus Capital Group Inc. and Janus Capital Management LLC (2005-2017).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital and Janus Services LLC.

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Janus Henderson Global Allocation Fund - Conservative

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Kathryn L. Santoro 151 Detroit Street Denver, CO 80206 DOB: 1974	Vice President, Chief Legal Counsel, and Secretary	12/16-Present

Vice President of Janus Capital and Janus Services LLC (since 2016). Formerly, Vice President and Associate Counsel of Curian Capital, LLC and Curian Clearing LLC (2013-2016); and General Counsel and Secretary (2011-2012) and Vice President (2009-2012) of Old Mutual Capital, Inc.

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

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Janus Henderson Global Allocation Fund - Conservative

Notes

NotesPage1

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Notes

NotesPage2

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Notes

NotesPage3

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Knowledge. Shared

At Janus Henderson, we believe in the sharing of expert insight for better investment and business decisions. We call this ethos Knowledge. Shared.

Learn more by visiting janushenderson.com.

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson, Janus, Henderson, Perkins, Intech and Henderson Geneva are trademarks or registered trademarks of Janus Henderson Investors. © Janus Henderson Investors. The name Janus Henderson Investors includes HGI Group Limited, Henderson Global Investors (Brand Management) Sarl and Janus International Holding LLC.

Funds distributed by Janus Henderson Distributors

125-02-93020 08-18

ANNUAL REPORT June 30, 2018

Janus Henderson Global Allocation Fund - Growth

Janus Investment Fund

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson Global Allocation Fund - Growth

Janus Henderson Global Allocation Fund - Growth (unaudited)

FUND SNAPSHOT

This Fund of Funds offers broad global diversification for investors by utilizing the full spectrum of Janus Henderson’s investment expertise and solutions, with the goal of providing higher risk-adjusted returns than the broad markets.

Enrique Chang co-portfolio manager	Ashwin Alankar co-portfolio manager

PERFORMANCE OVERVIEW

Janus Henderson Global Allocation Fund – Growth’s Class I Shares returned 8.90% for the 12-month period ended June 30, 2018. This compares with a return of 10.73% for the MSCI All Country World Index, the Fund’s primary benchmark, and a return of 8.84% for its secondary benchmark, the Global Growth Allocation Index, an internally calculated, hypothetical combination of total returns from the MSCI All Country World Index (80%) and the Bloomberg Barclays Global Aggregate Bond Index (20%).

MARKET ENVIRONMENT

Global financial markets generated gains during the period despite a return of volatility during the winter. Risk assets rose during the autumn of 2017 as investor grew optimistic about the prospects for tax reform in the U.S. However, concerns that inflation may surprise to the upside caused many to consider that the Federal Reserve (Fed) may raise interest rates faster than expected. This fueled the sell-off that hit both risky and traditionally safer asset classes. Higher rates and an improving U.S. economic outlook pushed the yield on 10-year Treasury notes up 56 basis points (bps) to 2.86%. The yield on 2-year notes rose a more pronounced 115 bps to 2.53%. Political concerns in Europe, however, sent Germany’s Bund in the other direction with yields sliding from a period high of 0.77% to as low as 0.26%.

Global stocks rose, led by the U.S. On a sector level, technology and energy gained, with the latter being driven by a roughly 50% increase in crude oil prices. Telecommunications was the worst performing sector. Investment-grade corporate credits finished slightly in the red as spreads widened to 124 bps. High-yield issuers, however, managed to deliver modestly positive returns.

PERFORMANCE DISCUSSION

Janus Henderson Global Allocation Fund – Growth invests across a broad set of Janus Henderson, Intech and Perkins funds that span a wide range of global asset categories with a base allocation of 70% to 85% equity investments, 10% to 25% fixed income investments and 5% to 20% alternative investments that are rebalanced quarterly. The Fund is structured as a “fund of funds” portfolio that provides investors with broad, diversified exposure to various types of investments with an emphasis on managing investment risk. The Fund finished the period with an allocation weighting of 76.5% equities, 10.7% fixed income and 12.8% alternatives.

Losses for the period were concentrated in the Fund’s position in the Janus Henderson Contrarian Fund. Contributing most to performance was the Fund’s position in the Janus Henderson Overseas Fund, followed by its position in the Janus Henderson International Managed Volatility Fund.

OUTLOOK

We view investment risk as having two components: drawdown risk and upside risk. Of course, while compound returns are most affected by drawdowns (left tail risk), we believe that not participating in upside opportunities (right tail risk) is also risky.

At present, we believe no asset classes offer compelling upside opportunities. This diverges from the recent past when equities were the only asset class to appear attractive relative to its historic risk/return profile. Still, no asset classes are exhibiting signs of potentially serious drawdown risk.

We are watching several developments in markets and the global economy. Markets are underestimating the possibility of an increase in real rates leading to a sell-off in bonds. The market today is too focused on inflation fears. Yet, fixed income markets are already pricing in normalized inflation values with 10-year U.S. break-even inflation, for example, above 2.1%. Real rates, however, are still quite low in some major developed markets, with Germany being the key example. Inflation was the first step of the path towards normalization; real rates are the

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Janus Henderson Global Allocation Fund - Growth (unaudited)

second – potentially more painful – step as they impact prices of all asset classes, from equities to commodities.

Investors must also be acutely aware of how rising interest volatility will impact the term premium of bonds. Thought rate volatility has not increased, when it does, investors will demand a greater risk premium to lend for longer tenors, and the term premium, which has eluded investors for the past several years should return.

How high interest rates head is a fear of many. But the real fear should be not where they head but how they get there. A violent chaotic path should breed fear, not a measured controlled path.

Investors must get conditioned to more volatile markets. The reason for this is the linkage between interest rates and volatility. Rates and volatility are tightly linked as both are sources of carry. Higher rates should lead to higher volatility as the historical source of carry for investors – bonds – finally start to offer more attractive yields, given steps by global central banks to normalize monetary policy. Other sources of carry, including volatility sales, will also have to offer more attractive relative yields to remain competitive. Higher Treasury yields are now luring investors away from selling volatility, a strategy that has been a factor in suppressing large price swings in stocks and bonds in recent years. While we have seen equity volatility increase, rate volatility should ultimately follow as central banks continue to remove monetary accommodation.

While our signals indicate the downside to every asset class has increased due to higher volatility, we believe that select emerging market (EM) equities such as Brazil appear particularly attractive relative to the alternatives. We see both a healthy US consumer and a stronger US dollar, which boasts competitiveness of EM exports. In eras past, a strong US dollar has derailed the public debt market of EM countries as US dollar debt swelled. But EM countries now are much more prudent in the currency risk they take when funding their liabilities, so a stronger US dollar can improve competitiveness without derailing balance sheets. A further tailwind from higher commodities prices stands to benefit major emerging markets that are significant exporters of raw materials.

Thank you for investing in Janus Henderson Global Allocation Fund – Growth.

2	JUNE 30, 2018

Janus Henderson Global Allocation Fund - Growth (unaudited)

Fund At A Glance

June 30, 2018

Holdings - (% of Net Assets)
Janus Henderson Overseas Fund - Class N Shares	11.2%
Janus Henderson Global Bond Fund - Class N Shares	10.7
Janus Henderson Diversified Alternatives Fund - Class N Shares	8.6
Janus Henderson Large Cap Value Fund - Class N Shares	6.6
Janus Henderson International Value Fund - Class N Shares	6.3
Janus Henderson International Managed Volatility Fund - Class N Shares	6.1
Janus Henderson U.S. Managed Volatility Fund - Class N Shares	5.4
Janus Henderson Adaptive Global Allocation Fund - Class N Shares	5.3
Janus Henderson Global Select Fund - Class N Shares	5.1
Janus Henderson Global Research Fund - Class N Shares	5.0
Janus Henderson Enterprise Fund - Class N Shares	4.4
Janus Henderson Emerging Markets Fund - Class N Shares	4.2
Janus Henderson Global Real Estate Fund - Class N Shares	4.2
Janus Henderson Small Cap Value Fund - Class N Shares	3.9
Janus Henderson Triton Fund - Class N Shares	3.9
Janus Henderson Contrarian Fund - Class N Shares	3.1
Janus Henderson Mid Cap Value Fund - Class N Shares	2.5
Janus Henderson Forty Fund - Class N Shares	2.1
Janus Henderson Asia Equity Fund - Class N Shares	1.5

Asset Allocation - (% of Net Assets)
Equity Funds	80.8%
Fixed Income Funds	10.7%
Alternative Funds	8.6%
Other	(0.1)%
100.0%

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Janus Henderson Global Allocation Fund - Growth (unaudited)

Performance

See important disclosures on the next page.

					Expense Ratios -
Average Annual Total Return - for the periods ended June 30, 2018					per the October 27, 2017 prospectuses
	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses
Class A Shares at NAV	8.58%	7.18%	5.59%	6.41%	1.23%
Class A Shares at MOP	2.36%	5.93%	4.97%	5.91%
Class C Shares at NAV	7.84%	6.49%	4.86%	5.66%	2.01%
Class C Shares at CDSC	6.84%	6.49%	4.86%	5.66%
Class D Shares(1)	8.79%	7.36%	5.76%	6.59%	1.07%
Class I Shares	8.90%	7.43%	5.71%	6.55%	0.99%
Class S Shares	8.38%	7.00%	5.41%	6.21%	1.40%
Class T Shares	8.74%	7.30%	5.71%	6.55%	1.15%
MSCI All Country World Index	10.73%	9.41%	5.80%	6.19%
Global Growth Allocation Index	8.84%	7.86%	5.33%	5.85%
Morningstar Quartile - Class T Shares	1st	1st	1st	1st
Morningstar Ranking - based on total returns for World Allocation Funds	50/487	31/413	50/250	31/225

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Performance may be affected by risks that include those associated with non-diversification, portfolio turnover, short sales, potential conflicts of interest, foreign and emerging markets, initial public offerings (IPOs), high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), derivatives, and commodity-linked investments. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

Performance of the Global Allocation Funds depends on that of the underlying funds. They are subject to the volatility of the financial markets. Because

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Janus Henderson Global Allocation Fund - Growth (unaudited)

Performance

Janus Capital Management is the adviser to the Fund and to the underlying affiliated funds held within the Fund, it is subject to certain potential conflicts

Janus Investment Fund	5

Janus Henderson Global Allocation Fund - Growth (unaudited)

Performance

of interest.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

See Financial Highlights for actual expense ratios during the reporting period.

Class A Shares, Class C Shares, and Class S Shares commenced operations on July 6, 2009. Performance shown for each class for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class (renamed Class T Shares effective February 16, 2010), calculated using the fees and expenses of each respective share class, without the effect of any fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010. Performance shown for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Class I Shares commenced operations on July 6, 2009. Performance shown for periods prior to July 6, 2009, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2018 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

*The Fund’s inception date – December 30, 2005

(1) Closed to certain new investors.

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Janus Henderson Global Allocation Fund - Growth (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (1/1/18)	Ending Account Value (6/30/18)	Expenses Paid During Period (1/1/18 - 6/30/18)†	Beginning Account Value (1/1/18)	Ending Account Value (6/30/18)	Expenses Paid During Period (1/1/18 - 6/30/18)†	Net Annualized Expense Ratio (1/1/18 - 6/30/18)††
Class A Shares	$1,000.00	$1,002.10	$2.33	$1,000.00	$1,022.46	$2.36	0.47%
Class C Shares	$1,000.00	$998.60	$5.90	$1,000.00	$1,018.89	$5.96	1.19%
Class D Shares	$1,000.00	$1,003.50	$1.34	$1,000.00	$1,023.46	$1.35	0.27%
Class I Shares	$1,000.00	$1,003.50	$0.99	$1,000.00	$1,023.80	$1.00	0.20%
Class S Shares	$1,000.00	$1,001.40	$3.28	$1,000.00	$1,021.52	$3.31	0.66%
Class T Shares	$1,000.00	$1,002.80	$1.69	$1,000.00	$1,023.11	$1.71	0.34%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

††	Ratios do not include indirect expenses of the underlying funds and/or investment companies in which the Fund invests.

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Janus Henderson Global Allocation Fund - Growth

Schedule of Investments

June 30, 2018

Shares		Value
Investment Companies£ – 100.1%
Alternative Funds – 8.6%
Janus Henderson Diversified Alternatives Fund - Class N Shares	2,265,734	$22,997,198
Equity Funds – 80.8%
Janus Henderson Adaptive Global Allocation Fund - Class N Shares	1,351,894	14,140,816
Janus Henderson Asia Equity Fund - Class N Shares	349,022	4,087,044
Janus Henderson Contrarian Fund - Class N Shares	411,025	8,310,934
Janus Henderson Emerging Markets Fund - Class N Shares	1,134,498	11,118,085
Janus Henderson Enterprise Fund - Class N Shares	92,405	11,750,221
Janus Henderson Forty Fund - Class N Shares	153,968	5,576,704
Janus Henderson Global Real Estate Fund - Class N Shares	941,483	11,090,671
Janus Henderson Global Research Fund - Class N Shares	166,866	13,461,077
Janus Henderson Global Select Fund - Class N Shares	800,742	13,492,510
Janus Henderson International Managed Volatility Fund - Class N Shares	1,776,800	16,346,560
Janus Henderson International Value Fund - Class N Shares	1,500,367	16,684,076
Janus Henderson Large Cap Value Fund - Class N Shares	1,145,120	17,692,102
Janus Henderson Mid Cap Value Fund - Class N Shares	397,814	6,627,579
Janus Henderson Overseas Fund - Class N Shares	930,879	29,937,084
Janus Henderson Small Cap Value Fund - Class N Shares	456,733	10,541,402
Janus Henderson Triton Fund - Class N Shares	326,178	10,395,294
Janus Henderson U.S. Managed Volatility Fund - Class N Shares	1,235,719	14,359,050
		215,611,209
Fixed Income Funds – 10.7%
Janus Henderson Global Bond Fund - Class N Shares	3,044,878	28,591,406
Total Investments (total cost $224,428,815) – 100.1%		267,199,813
Liabilities, net of Cash, Receivables and Other Assets – (0.1)%		(182,633)
Net Assets – 100%		$267,017,180

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income(1)	Realized Gain/(Loss)(1)	Change in Unrealized Appreciation/ Depreciation(1)	Value at 6/30/18
Investment Companies - 100.1%
Alternative Funds - 8.6%
Janus Henderson Diversified Alternatives Fund - Class N Shares	$573,350	$1,780	$(375,625)	$22,997,198
Equity Funds - 80.8%
Janus Henderson Adaptive Global Allocation Fund - Class N Shares	896,596	9,905	(203,304)	14,140,816
Janus Henderson Asia Equity Fund - Class I Shares	64,407	84,046	(490,328)	-
Janus Henderson Asia Equity Fund - Class N Shares	-	(785)	644,729	4,087,044
Janus Henderson Contrarian Fund - Class I Shares	-	(2,631)	(998,459)	-
Janus Henderson Contrarian Fund - Class N Shares	94,944	(463)	1,149,733	8,310,934
Janus Henderson Emerging Markets Fund - Class N Shares	140,547	857,404	(581,485)	11,118,085
Janus Henderson Enterprise Fund - Class N Shares	20,550	864,776	960,642	11,750,221
Janus Henderson Forty Fund - Class N Shares	38,921	(302,791)	1,045,793	5,576,704
Janus Henderson Global Real Estate Fund - Class I Shares	379,539	26,369	(2,885,113)	-
Janus Henderson Global Real Estate Fund - Class N Shares	68,305	932	3,562,438	11,090,671

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	JUNE 30, 2018

Janus Henderson Global Allocation Fund - Growth

Schedule of Investments

June 30, 2018

	Dividend Income(1)	Realized Gain/(Loss)(1)	Change in Unrealized Appreciation/ Depreciation(1)	Value at 6/30/18
Investment Companies - 100.1%
Equity Funds - 80.8%
Janus Henderson Global Research Fund - Class I Shares	-	48,230	(2,405,124)	-
Janus Henderson Global Research Fund - Class N Shares	108,168	360,511	3,479,172	13,461,077
Janus Henderson Global Select Fund - Class I Shares	-	40,003	(1,744,841)	-
Janus Henderson Global Select Fund - Class N Shares	131,656	86,519	3,021,108	13,492,510
Janus Henderson International Managed Volatility Fund - Class N Shares	247,569	93,446	1,123,506	16,346,560
Janus Henderson International Value Fund - Class N Shares	498,935	13,234	118,794	16,684,076
Janus Henderson Large Cap Value Fund - Class N Shares	328,008	121,094	(1,028,069)	17,692,102
Janus Henderson Mid Cap Value Fund - Class N Shares	37,559	14,206	(190,398)	6,627,579
Janus Henderson Overseas Fund - Class N Shares	597,777	(294,180)	2,089,152	29,937,084
Janus Henderson Small Cap Value Fund - Class N Shares	210,448	59,512	(41,302)	10,541,402
Janus Henderson Triton Fund - Class N Shares	15,538	545,771	1,038,732	10,395,294
Janus Henderson U.S. Managed Volatility Fund - Class N Shares	557,904	951,927	683,316	14,359,050
Total Equity Funds	$4,437,371	$3,577,035	$8,348,692	$215,611,209
Fixed Income Funds - 10.7%
Janus Henderson Global Bond Fund - Class N Shares	$757,934	$(35,924)	$(390,537)	$28,591,406
Total Affiliated Investments - 100.1%	$5,768,655	$3,542,891	$7,582,530	$267,199,813

(1) For securities that were affiliated for a portion of the year ended June 30, 2018, this column reflects amounts for the entire year ended June 30, 2018 and not just the year in which the security was affiliated.

	Share Balance at 6/30/17	Purchases	Sales	Share Balance at 6/30/18
Investment Companies - 100.1%
Alternative Funds - 8.6%
Janus Henderson Diversified Alternatives Fund - Class N Shares	1,348,949	1,038,966	(122,181)	2,265,734
Equity Funds - 80.8%
Janus Henderson Adaptive Global Allocation Fund - Class N Shares	1,202,772	231,035	(81,913)	1,351,894
Janus Henderson Asia Equity Fund - Class I Shares	361,410	19,239	(380,649)	-
Janus Henderson Asia Equity Fund - Class N Shares	-	354,770	(5,748)	349,022
Janus Henderson Contrarian Fund - Class I Shares	436,956	1,788	(438,744)	-

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson Global Allocation Fund - Growth

Schedule of Investments

June 30, 2018

	Share Balance at 6/30/17	Purchases	Sales	Share Balance at 6/30/18
Investment Companies - 100.1%
Equity Funds - 80.8%
Janus Henderson Contrarian Fund - Class N Shares	-	481,370	(70,345)	411,025
Janus Henderson Emerging Markets Fund - Class N Shares	1,631,371	88,592	(585,465)	1,134,498
Janus Henderson Enterprise Fund - Class N Shares	107,753	5,983	(21,331)	92,405
Janus Henderson Forty Fund - Class N Shares	189,395	19,714	(55,141)	153,968
Janus Henderson Global Real Estate Fund - Class I Shares	898,885	78,871	(977,756)	-
Janus Henderson Global Real Estate Fund - Class N Shares	-	956,916	(15,433)	941,483
Janus Henderson Global Research Fund - Class I Shares	174,213	713	(174,926)	-
Janus Henderson Global Research Fund - Class N Shares	-	183,290	(16,424)	166,866
Janus Henderson Global Select Fund - Class I Shares	798,912	3,272	(802,184)	-
Janus Henderson Global Select Fund - Class N Shares	-	840,605	(39,863)	800,742
Janus Henderson International Managed Volatility Fund - Class N Shares	1,646,087	240,789	(110,076)	1,776,800
Janus Henderson International Value Fund - Class N Shares	1,456,648	138,065	(94,346)	1,500,367
Janus Henderson Large Cap Value Fund - Class N Shares	1,097,977	194,367	(147,224)	1,145,120
Janus Henderson Mid Cap Value Fund - Class N Shares	420,647	60,053	(82,886)	397,814
Janus Henderson Overseas Fund - Class N Shares	926,536	63,506	(59,163)	930,879
Janus Henderson Small Cap Value Fund - Class N Shares	442,824	57,794	(43,885)	456,733
Janus Henderson Triton Fund - Class N Shares	358,667	30,255	(62,744)	326,178
Janus Henderson U.S. Managed Volatility Fund - Class N Shares	1,320,714	118,785	(203,780)	1,235,719
Fixed Income Funds - 10.7%
Janus Henderson Global Bond Fund - Class N Shares	2,611,863	615,931	(182,916)	3,044,878

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	JUNE 30, 2018

Janus Henderson Global Allocation Fund - Growth

Notes to Schedule of Investments and Other Information

Bloomberg Barclays Global Aggregate Bond Index	Bloomberg Barclays Global Aggregate Bond Index is a broad-based measure of the global investment grade fixed-rate debt markets.
Global Growth Allocation Index

Global Growth Allocation Index is an internally-calculated, hypothetical combination of total returns from the MSCI All Country World IndexSM (80%) and the Bloomberg Barclays Global Aggregate Bond Index (20%).

MSCI All Country World IndexSM	MSCI All Country World IndexSM reflects the equity market performance of global developed and emerging markets.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of June 30, 2018. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quotes Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Investment Companies
Alternative Funds	$22,997,198	$-	$-
Equity Funds	215,611,209	-	-
Fixed Income Funds	28,591,406	-	-
Total Assets	$267,199,813	$-	$-

Janus Investment Fund	11

Janus Henderson Global Allocation Fund - Growth

Statement of Assets and Liabilities

June 30, 2018

Assets:
Affiliated investments, at value(1)	$267,199,813
Non-interested Trustees' deferred compensation	5,591
Receivables:
Dividends from affiliates	85,478
Investments sold	45,587
Fund shares sold	43,096
Total Assets	267,379,565
Liabilities:
Payables:	—
Investments purchased	85,149
Fund shares repurchased	71,523
Transfer agent fees and expenses	56,548
Registration fees	33,663
Professional fees	30,782
Printing fees	23,807
Non-affiliated fund administration fees payable	13,041
Advisory fees	11,299
12b-1 Distribution and shareholder servicing fees	7,359
Postage fees	6,728
Non-interested Trustees' deferred compensation fees	5,591
Non-interested Trustees' fees and expenses	2,419
Accrued expenses and other payables	14,476
Total Liabilities	362,385
Net Assets	$267,017,180
Net Assets Consist of:
Capital (par value and paid-in surplus)	$217,919,810
Undistributed net investment income/(loss)	516,183
Undistributed net realized gain/(loss) from investments	5,809,109
Unrealized net appreciation/(depreciation) of investments and non-interested Trustees’ deferred compensation	42,772,078
Total Net Assets	$267,017,180
Net Assets - Class A Shares	$4,636,764
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	324,719
Net Asset Value Per Share(2)	$14.28
Maximum Offering Price Per Share(3)	$15.15
Net Assets - Class C Shares	$7,165,641
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	511,828
Net Asset Value Per Share(2)	$14.00
Net Assets - Class D Shares	$219,870,146
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	15,281,441
Net Asset Value Per Share	$14.39
Net Assets - Class I Shares	$14,180,259
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	985,546
Net Asset Value Per Share	$14.39
Net Assets - Class S Shares	$2,033,690
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	143,255
Net Asset Value Per Share	$14.20
Net Assets - Class T Shares	$19,130,680
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,331,540
Net Asset Value Per Share	$14.37

(1) Includes cost of $224,428,815.

(2) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(3) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

12	JUNE 30, 2018

Janus Henderson Global Allocation Fund - Growth

Statement of Operations

For the year ended June 30, 2018

Investment Income:
Dividends from affiliates	$5,768,655
Total Investment Income	5,768,655
Expenses:
Advisory fees	131,178
12b-1 Distribution and shareholder servicing fees:
Class A Shares	11,101
Class C Shares	50,085
Class S Shares	5,966
Transfer agent administrative fees and expenses:
Class D Shares	266,568
Class S Shares	5,974
Class T Shares	46,330
Transfer agent networking and omnibus fees:
Class A Shares	2,891
Class C Shares	4,847
Class I Shares	6,949
Other transfer agent fees and expenses:
Class A Shares	537
Class C Shares	565
Class D Shares	42,779
Class I Shares	486
Class S Shares	78
Class T Shares	583
Registration fees	88,561
Shareholder reports expense	61,799
Professional fees	45,577
Non-affiliated fund administration fees	13,042
Non-interested Trustees’ fees and expenses	8,756
Other expenses	4,236
Total Expenses	798,888
Less: Excess Expense Reimbursement and Waivers	(5,415)
Net Expenses	793,473
Net Investment Income/(Loss)	4,975,182
Net Realized Gain/(Loss) on Investments:
Investments in affiliates	3,542,891
Capital gain distributions from underlying funds	5,366,820
Total Net Realized Gain/(Loss) on Investments	8,909,711
Change in Unrealized Net Appreciation/Depreciation:
Investments in affiliates	7,582,530
Total Change in Unrealized Net Appreciation/Depreciation	7,582,530
Net Increase/(Decrease) in Net Assets Resulting from Operations	$21,467,423

See Notes to Financial Statements.

Janus Investment Fund	13

Janus Henderson Global Allocation Fund - Growth

Statements of Changes in Net Assets

	Year ended June 30, 2018	Year ended June 30, 2017

Operations:
Net investment income/(loss)	$4,975,182	$2,897,632
Net realized gain/(loss) on investments	8,909,711	10,774,368
Change in unrealized net appreciation/depreciation	7,582,530	15,430,088
Net Increase/(Decrease) in Net Assets Resulting from Operations	21,467,423	29,102,088
Dividends and Distributions to Shareholders:
Dividends from Net Investment Income
Class A Shares	(80,498)	(65,580)
Class C Shares	(66,079)	(23,454)
Class D Shares	(4,382,912)	(2,634,863)
Class I Shares	(170,579)	(63,497)
Class S Shares	(43,921)	(22,668)
Class T Shares	(354,487)	(212,322)
Total Dividends from Net Investment Income	(5,098,476)	(3,022,384)
Distributions from Net Realized Gain from Investment Transactions
Class A Shares	(186,434)	(65,228)
Class C Shares	(216,639)	(56,213)
Class D Shares	(9,239,877)	(2,370,932)
Class I Shares	(342,149)	(54,357)
Class S Shares	(111,023)	(29,242)
Class T Shares	(769,740)	(200,219)
Total Distributions from Net Realized Gain from Investment Transactions	(10,865,862)	(2,776,191)
Net Decrease from Dividends and Distributions to Shareholders	(15,964,338)	(5,798,575)
Capital Share Transactions:
Class A Shares	400,950	(1,722,945)
Class C Shares	2,633,572	(853,650)
Class D Shares	998,775	(11,360,420)
Class I Shares	8,206,238	1,134,993
Class S Shares	(588,638)	(61,704)
Class T Shares	220,702	(672,003)
Net Increase/(Decrease) from Capital Share Transactions	11,871,599	(13,535,729)
Net Increase/(Decrease) in Net Assets	17,374,684	9,767,784
Net Assets:
Beginning of period	249,642,496	239,874,712
End of period	$267,017,180	$249,642,496

Undistributed Net Investment Income/(Loss)	$516,183	$769,710

See Notes to Financial Statements.

14	JUNE 30, 2018

Janus Henderson Global Allocation Fund - Growth

Financial Highlights

Class A Shares
For a share outstanding during each year ended June 30	2018	2017	2016		2015	2014
Net Asset Value, Beginning of Period	$13.98	$12.71	$14.44		$15.28	$13.19
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.25	0.16	0.14		0.33	0.20
Net realized and unrealized gain/(loss)	0.95	1.42	(0.59)		(0.42)	2.38
Total from Investment Operations	1.20	1.58	(0.45)		(0.09)	2.58
Less Dividends and Distributions:
Dividends (from net investment income)	(0.27)	(0.16)	(0.13)		(0.29)	(0.24)
Distributions (from capital gains)	(0.63)	(0.15)	(1.15)		(0.46)	(0.25)
Total Dividends and Distributions	(0.90)	(0.31)	(1.28)		(0.75)	(0.49)
Net Asset Value, End of Period	$14.28	$13.98	$12.71		$14.44	$15.28
Total Return*	8.58%	12.68%	(3.07)%		(0.48)%	19.82%
Net Assets, End of Period (in thousands)	$4,637	$4,151	$5,421		$4,279	$4,437
Average Net Assets for the Period (in thousands)	$4,446	$5,171	$4,273		$4,341	$3,583
Ratios to Average Net Assets**:
Ratio of Gross Expenses(2)	0.46%	0.44%	0.45%		0.44%	0.46%
Ratio of Net Expenses (After Waivers and Expense Offsets)(2)	0.46%	0.44%	0.45%		0.44%	0.46%
Ratio of Net Investment Income/(Loss)(2)	1.75%	1.23%	1.05%		2.25%	1.41%
Portfolio Turnover Rate	12%	35%	6%		19%	13%
				1

Class C Shares
For a share outstanding during each year ended June 30	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$13.74	$12.49	$14.19	$15.03	$13.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.13	0.06	0.10	0.22	0.11
Net realized and unrealized gain/(loss)	0.95	1.40	(0.58)	(0.41)	2.31
Total from Investment Operations	1.08	1.46	(0.48)	(0.19)	2.42
Less Dividends and Distributions:
Dividends (from net investment income)	(0.19)	(0.06)	(0.07)	(0.19)	(0.14)
Distributions (from capital gains)	(0.63)	(0.15)	(1.15)	(0.46)	(0.25)
Total Dividends and Distributions	(0.82)	(0.21)	(1.22)	(0.65)	(0.39)
Net Asset Value, End of Period	$14.00	$13.74	$12.49	$14.19	$15.03
Total Return*	7.84%	11.94%	(3.36)%	(1.18)%	18.79%
Net Assets, End of Period (in thousands)	$7,166	$4,486	$4,907	$5,639	$5,508
Average Net Assets for the Period (in thousands)	$5,467	$4,679	$5,296	$5,594	$4,944
Ratios to Average Net Assets**:
Ratio of Gross Expenses(2)	1.14%	1.07%	0.75%	1.23%	1.21%
Ratio of Net Expenses (After Waivers and Expense Offsets)(2)	1.14%	1.07%	0.75%	1.23%	1.21%
Ratio of Net Investment Income/(Loss)(2)	0.91%	0.48%	0.79%	1.52%	0.80%
Portfolio Turnover Rate	12%	35%	6%	19%	13%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Ratios do not include indirect expenses of the underlying funds and/or investment companies in which the Fund invests.

See Notes to Financial Statements.

Janus Investment Fund	15

Janus Henderson Global Allocation Fund - Growth

Financial Highlights

Class D Shares
For a share outstanding during each year ended June 30	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$14.08	$12.80	$14.53	$15.36	$13.26
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.28	0.16	0.16	0.36	0.25
Net realized and unrealized gain/(loss)	0.96	1.44	(0.59)	(0.42)	2.36
Total from Investment Operations	1.24	1.60	(0.43)	(0.06)	2.61
Less Dividends and Distributions:
Dividends (from net investment income)	(0.30)	(0.17)	(0.15)	(0.31)	(0.26)
Distributions (from capital gains)	(0.63)	(0.15)	(1.15)	(0.46)	(0.25)
Total Dividends and Distributions	(0.93)	(0.32)	(1.30)	(0.77)	(0.51)
Net Asset Value, End of Period	$14.39	$14.08	$12.80	$14.53	$15.36
Total Return*	8.79%	12.81%	(2.89)%	(0.24)%	19.95%
Net Assets, End of Period (in thousands)	$219,870	$213,929	$205,275	$230,323	$249,215
Average Net Assets for the Period (in thousands)	$222,712	$206,525	$211,703	$239,451	$234,801
Ratios to Average Net Assets**:
Ratio of Gross Expenses(2)	0.27%	0.28%	0.29%	0.28%	0.29%
Ratio of Net Expenses (After Waivers and Expense Offsets)(2)	0.27%	0.28%	0.29%	0.28%	0.29%
Ratio of Net Investment Income/(Loss)(2)	1.93%	1.22%	1.24%	2.43%	1.72%
Portfolio Turnover Rate	12%	35%	6%	19%	13%

Class I Shares
For a share outstanding during each year ended June 30	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$14.08	$12.80	$14.54	$15.37	$13.27
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.24	0.16	0.19	0.36	0.27
Net realized and unrealized gain/(loss)	1.01	1.45	(0.61)	(0.40)	2.35
Total from Investment Operations	1.25	1.61	(0.42)	(0.04)	2.62
Less Dividends and Distributions:
Dividends (from net investment income)	(0.31)	(0.18)	(0.17)	(0.33)	(0.27)
Distributions (from capital gains)	(0.63)	(0.15)	(1.15)	(0.46)	(0.25)
Total Dividends and Distributions	(0.94)	(0.33)	(1.32)	(0.79)	(0.52)
Net Asset Value, End of Period	$14.39	$14.08	$12.80	$14.54	$15.37
Total Return*	8.90%	12.89%	(2.88)%	(0.18)%	20.03%
Net Assets, End of Period (in thousands)	$14,180	$6,052	$4,413	$6,527	$5,944
Average Net Assets for the Period (in thousands)	$9,393	$4,925	$5,441	$6,226	$5,413
Ratios to Average Net Assets**:
Ratio of Gross Expenses(2)	0.20%	0.20%	0.22%	0.21%	0.23%
Ratio of Net Expenses (After Waivers and Expense Offsets)(2)	0.20%	0.20%	0.22%	0.21%	0.23%
Ratio of Net Investment Income/(Loss)(2)	1.66%	1.22%	1.43%	2.42%	1.86%
Portfolio Turnover Rate	12%	35%	6%	19%	13%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Ratios do not include indirect expenses of the underlying funds and/or investment companies in which the Fund invests.

See Notes to Financial Statements.

16	JUNE 30, 2018

Janus Henderson Global Allocation Fund - Growth

Financial Highlights

Class S Shares
For a share outstanding during each year ended June 30	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$13.91	$12.64	$14.37	$15.21	$13.13
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.25	0.12	0.09	0.34	0.20
Net realized and unrealized gain/(loss)	0.92	1.42	(0.55)	(0.45)	2.34
Total from Investment Operations	1.17	1.54	(0.46)	(0.11)	2.54
Less Dividends and Distributions:
Dividends (from net investment income)	(0.25)	(0.12)	(0.12)	(0.27)	(0.21)
Distributions (from capital gains)	(0.63)	(0.15)	(1.15)	(0.46)	(0.25)
Total Dividends and Distributions	(0.88)	(0.27)	(1.27)	(0.73)	(0.46)
Net Asset Value, End of Period	$14.20	$13.91	$12.64	$14.37	$15.21
Total Return*	8.38%	12.44%	(3.20)%	(0.62)%	19.60%
Net Assets, End of Period (in thousands)	$2,034	$2,533	$2,355	$2,083	$1,807
Average Net Assets for the Period (in thousands)	$2,398	$2,488	$2,736	$2,166	$1,763
Ratios to Average Net Assets**:
Ratio of Gross Expenses(2)	0.65%	0.61%	0.63%	0.62%	0.63%
Ratio of Net Expenses (After Waivers and Expense Offsets)(2)	0.64%	0.61%	0.63%	0.62%	0.63%
Ratio of Net Investment Income/(Loss)(2)	1.75%	0.90%	0.73%	2.29%	1.42%
Portfolio Turnover Rate	12%	35%	6%	19%	13%

Class T Shares
For a share outstanding during each year ended June 30	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$14.06	$12.78	$14.51	$15.35	$13.25
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.27	0.16	0.17	0.34	0.22
Net realized and unrealized gain/(loss)	0.96	1.43	(0.60)	(0.41)	2.39
Total from Investment Operations	1.23	1.59	(0.43)	(0.07)	2.61
Less Dividends and Distributions:
Dividends (from net investment income)	(0.29)	(0.16)	(0.15)	(0.31)	(0.26)
Distributions (from capital gains)	(0.63)	(0.15)	(1.15)	(0.46)	(0.25)
Total Dividends and Distributions	(0.92)	(0.31)	(1.30)	(0.77)	(0.51)
Net Asset Value, End of Period	$14.37	$14.06	$12.78	$14.51	$15.35
Total Return*	8.74%	12.77%	(2.94)%	(0.36)%	19.93%
Net Assets, End of Period (in thousands)	$19,131	$18,491	$17,505	$23,231	$18,521
Average Net Assets for the Period (in thousands)	$18,582	$17,409	$19,056	$19,670	$14,295
Ratios to Average Net Assets**:
Ratio of Gross Expenses(2)	0.37%	0.36%	0.37%	0.37%	0.38%
Ratio of Net Expenses (After Waivers and Expense Offsets)(2)	0.34%	0.33%	0.30%	0.37%	0.33%
Ratio of Net Investment Income/(Loss)(2)	1.85%	1.17%	1.25%	2.29%	1.52%
Portfolio Turnover Rate	12%	35%	6%	19%	13%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Ratios do not include indirect expenses of the underlying funds and/or investment companies in which the Fund invests.

See Notes to Financial Statements.

Janus Investment Fund	17

Janus Henderson Global Allocation Fund - Growth

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Janus Henderson Global Allocation Fund - Growth (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Fund operates as a “fund of funds,” meaning substantially all of the Fund’s assets will be invested in other Janus Henderson funds (the “underlying funds”). The Trust offers 49 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks total return through a primary emphasis on growth of capital with a secondary emphasis on income. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares. Class D Shares are closed to certain new investors.

Shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus Henderson funds. Class D Shares are available only to investors who hold accounts directly with the Janus Henderson funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital Management LLC (“Janus Capital”) or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

Underlying Funds

The Fund invests in a variety of underlying funds to pursue a target allocation of equity investments, fixed-income securities, and alternative investments and may also invest in money market instruments or cash/cash equivalents. The Fund has a target allocation, which is how the Fund's investments generally will be allocated among the major asset classes over the long term, as well as normal ranges, under normal market conditions, within which the Fund's asset class allocations generally will vary over short-term periods. The Fund's long-term expected average asset allocation is as follows: 75% to equity investments, 15% to fixed-income securities and money market instruments, and 10% to alternative investments. Additional details and descriptions of the investment objectives and strategies of each of the underlying funds are available in the Fund’s and underlying funds’ prospectuses available at janushenderson.com. The

18	JUNE 30, 2018

Janus Henderson Global Allocation Fund - Growth

Notes to Financial Statements

Trustees of the underlying funds may change the investment objectives or strategies of the underlying funds at any time without prior notice to the Fund’s shareholders.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

The Fund’s net asset value (“NAV”) is calculated based upon the NAV of each of the underlying funds in which the Fund invests on the day of valuation. The NAV for each class of the underlying funds is computed by dividing the total value of securities and other assets allocated to the class, less liabilities allocated to that class, by the total number of shares outstanding for the class.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

The Fund classifies each of its investments in underlying funds as Level 1, without consideration as to the classification level of the specific investments held by the underlying funds. There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2018 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the year. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities held by the underlying funds will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Any distributions from the underlying funds are recorded in accordance with the character of the distributions as designated by the underlying funds. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Additionally, the Fund, as a shareholder in the underlying funds, will also indirectly bear its pro rata share of the expenses incurred by the underlying funds. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Janus Investment Fund	19

Janus Henderson Global Allocation Fund - Growth

Notes to Financial Statements

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or the Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The underlying funds may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the underlying funds distribute such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

On December 22, 2017, the Tax Cuts and Jobs Act was signed into law. Currently, Management does not believe the bill will have a material impact on the Fund’s intention to continue to qualify as a regulated investment company, which is generally not subject to U.S. federal income tax.

2. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The Fund’s contractual investment advisory fee rate (expressed as an annual rate) is 0.05% of its average daily net assets.

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s total annual fund operating expenses, including the investment advisory fee, but excluding any expenses of an underlying fund (acquired fund fees and expenses), the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus/administrative fees payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.14% of the Fund’s average daily net assets. Janus Capital has agreed to continue the waivers until at least November 1, 2018. If applicable, amounts waived and/or reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s and the underlying funds’ transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

20	JUNE 30, 2018

Janus Henderson Global Allocation Fund - Growth

Notes to Financial Statements

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund’s Class D Shares pay an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital. For all share classes except Class D Shares, Janus Services also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.

Janus Services is compensated for its services related to the Fund’s Class D Shares. In addition to the administrative fees discussed above, Janus Services receives reimbursement for out-of-pocket costs it incurs for serving as transfer agent and providing, or arranging for, servicing to shareholders. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Distributors LLC dba Janus Henderson Distributors (“Janus Henderson Distributors”), a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Henderson Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution and shareholder servicing fees” in the Statement of Operations.

Janus Investment Fund	21

Janus Henderson Global Allocation Fund - Growth

Notes to Financial Statements

Janus Capital serves as administrator to the Fund pursuant to an administration agreement, and is authorized to perform, or cause others to perform, the administration services necessary for the operation of the Fund. Janus Capital does not receive compensation for serving as administrator and it bears the expenses related to operation of the Fund, such as, but not limited to, custody, fund accounting and tax services; shareholder servicing; and preparation of various documents filed with the SEC. The Fund bears costs related to any compensation, fees, or reimbursements paid to Trustees who are independent of Janus Capital; fees and expenses of counsel to the Independent Trustees; fees and expenses of consultants to the Fund; audit expenses; brokerage commissions and all other expenses in connection with execution of portfolio transactions; blue sky registration costs; interest; all federal, state and local taxes (including stamp, excise, income, and franchise taxes); expenses of shareholder meetings, including the preparation, printing, and distribution of proxy statements, notices, and reports to shareholders; expenses of printing and mailing to existing shareholders prospectuses, statements of additional information, shareholder reports, and other materials required to be mailed to shareholders by federal or state laws or regulations; transfer agency fees and expenses payable pursuant to a transfer agency agreement between the Trust and Janus Services on behalf of the Fund; any litigation; and other extraordinary expenses. In addition, some expenses related to compensation payable to the Fund's Chief Compliance Officer and compliance staff are shared with the Fund. Total compensation of $476,345 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended June 30, 2018. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

Effective April 1, 2018, BNP Paribas Financial Services provides certain administrative services to the Fund, including services related to Fund accounting, calculation of the Fund's daily NAV, and Fund audit, tax, and reporting obligations, pursuant to a sub-administration agreement with Janus Capital on behalf of the Fund.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of June 30, 2018 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended June 30, 2018 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $471,025 were paid by the Trust to the Trustees under the Deferred Plan during the year ended June 30, 2018.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the year ended June 30, 2018 can be found in a table located in the Schedule of Investments and Other Information.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Henderson Distributors and financial intermediaries. During the year ended June 30, 2018, Janus Henderson Distributors retained upfront sales charges of $6,366.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Henderson Distributors during the year ended June 30, 2018.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the year ended June 30, 2018, redeeming shareholders of Class C Shares paid CDSCs of $93.

22	JUNE 30, 2018

Janus Henderson Global Allocation Fund - Growth

Notes to Financial Statements

3. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations; (2) losses or deductions the Fund may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of deferred compensation.

			Loss Deferrals		Other Book	Net Tax
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Late-Year Ordinary Loss	Post-October Capital Loss	to Tax Differences	Appreciation/ (Depreciation)
$ 521,774	$ 8,415,280	$ -	$ -	$ -	$ (4,511)	$ 40,164,827

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2018 are noted below. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 227,034,986	$41,717,724	$ (1,552,897)	$ 40,164,827

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended June 30, 2018
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 5,145,488	$ 10,818,850	$ -	$ -

For the year ended June 30, 2017
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 3,022,384	$ 2,776,191	$ -	$ -

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. The following reclassifications have been made to the Fund:

Increase/(Decrease) to Capital	Increase/(Decrease) to Undistributed Net Investment Income/Loss	Increase/(Decrease) to Undistributed Net Realized Gain/Loss
$ 355,571	$ (130,233)	$ (225,338)

Capital has been adjusted by $355,571, including $229,770 of long-term capital gain, for distributions in connection with Fund share redemptions (tax equalization).

Janus Investment Fund	23

Janus Henderson Global Allocation Fund - Growth

Notes to Financial Statements

4. Capital Share Transactions

	Year ended June 30, 2018		Year ended June 30, 2017
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	77,428	$ 1,130,462	100,624	$ 1,327,409
Reinvested dividends and distributions	18,348	261,091	10,064	127,308
Shares repurchased	(68,019)	(990,603)	(240,085)	(3,177,662)
Net Increase/(Decrease)	27,757	$ 400,950	(129,397)	$ (1,722,945)
Class C Shares:
Shares sold	242,155	$ 3,442,545	52,720	$ 684,016
Reinvested dividends and distributions	19,512	272,971	5,883	73,367
Shares repurchased	(76,308)	(1,081,944)	(124,997)	(1,611,033)
Net Increase/(Decrease)	185,359	$ 2,633,572	(66,394)	$ (853,650)
Class D Shares:
Shares sold	789,959	$11,554,733	866,710	$ 11,506,786
Reinvested dividends and distributions	942,789	13,500,735	389,729	4,961,246
Shares repurchased	(1,645,937)	(24,056,693)	(2,101,499)	(27,828,452)
Net Increase/(Decrease)	86,811	$ 998,775	(845,060)	$(11,360,420)
Class I Shares:
Shares sold	675,097	$ 9,957,619	174,465	$ 2,328,979
Reinvested dividends and distributions	35,208	503,829	9,182	116,790
Shares repurchased	(154,505)	(2,255,210)	(98,634)	(1,310,776)
Net Increase/(Decrease)	555,800	$ 8,206,238	85,013	$ 1,134,993
Class S Shares:
Shares sold	11,574	$ 166,432	18,668	$ 246,367
Reinvested dividends and distributions	10,942	154,944	4,123	51,910
Shares repurchased	(61,439)	(910,014)	(26,994)	(359,981)
Net Increase/(Decrease)	(38,923)	$ (588,638)	(4,203)	$ (61,704)
Class T Shares:
Shares sold	498,813	$ 7,267,930	493,160	$ 6,600,115
Reinvested dividends and distributions	75,522	1,079,957	31,361	398,594
Shares repurchased	(557,800)	(8,127,185)	(579,176)	(7,670,712)
Net Increase/(Decrease)	16,535	$ 220,702	(54,655)	$ (672,003)

5. Purchases and Sales of Investment Securities

For the year ended June 30, 2018, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$39,087,777	$ 32,756,532	$ -	$ -

6. Recent Accounting Pronouncements

The Securities and Exchange Commission ("SEC") adopted new rules as well as amendments to its rules to modernize the reporting and disclosure of information by registered investment companies. In addition, the SEC adopted amendments to Regulation S-X, which require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date of the amendments to Regulation S-X was August 1, 2017. This report incorporates the amendments to Regulation S-X.

The FASB issued Accounting Standards Update No. 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities ("ASU 2017-08") to amend the

24	JUNE 30, 2018

Janus Henderson Global Allocation Fund - Growth

Notes to Financial Statements

amortization period for certain purchased callable debt securities held at a premium. The guidance requires certain premiums on callable debt securities to be amortized to the earliest call date. The amortization period for callable debt securities purchased at a discount will not be impacted. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Early adoption is permitted, including adoption in an interim period. Management is currently evaluating the impacts of ASU 2017-08 on the financial statements.

7. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to June 30, 2018 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

Janus Investment Fund	25

Janus Henderson Global Allocation Fund - Growth

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Investment Fund and Shareholders of Janus Henderson Global Allocation Fund - Growth:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Janus Henderson Global Allocation Fund - Growth (one of the funds constituting Janus Investment Fund, referred to hereafter as the "Fund") as of June 30, 2018, the related statement of operations for the year ended June 30, 2018, the statements of changes in net assets for each of the two years in the period ended June 30, 2018, including the related notes, and the financial highlights for each of the five years in the period ended June 30, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended June 30, 2018 and the financial highlights for each of the five years in the period ended June 30, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2018 by correspondence with the transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Denver, Colorado
August 17, 2018

We have served as the auditor of one or more investment companies in Janus Henderson Funds since 1990.

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Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Fund is required to disclose its complete holdings on Form N-Q within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to Fund shareholders. These reports (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free) (or 1-800-525-3713 if you hold Class D shares). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag. Holdings are generally posted approximately two business days thereafter under Full Holdings for the Fund at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 14 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

Additionally, in connection with their consideration of whether to continue the investment advisory agreement and subadvisory agreement for each Fund, as applicable, the Trustees also received and reviewed information in connection with the transaction to combine the respective businesses of Henderson Group plc and Janus Capital Group, Inc., the parent company of Janus Capital (the “Transaction”), announced in October 2016, which closed in the second quarter of 2017. In this regard, the Trustees reviewed information regarding the impact of the Transaction on the services to be provided by Janus Capital and each subadviser, as applicable, to the Funds under such agreements prior to the close of the Transaction as well as the services provided after the Transaction closed.

At a meeting held on December 7, 2017, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from February 1, 2018 through February 1, 2019, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the

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Additional Information (unaudited)

agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees (excluding out of pocket costs), net of any waivers.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has been strong: for the 36 months ended September 30, 2017, approximately 70% of the Funds were in the top two quartiles of performance, as reported by Morningstar, and for the 12 months ended September 30, 2017, approximately 46% of the Funds were in the top two quartiles of performance, as reported by Morningstar.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Alternative Funds

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson International Long/Short Equity Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and the Fund’s limited performance history.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge

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Additional Information (unaudited)

quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Fixed-Income Funds

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Unconstrained Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Real Return Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Strategic Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

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• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson International Small Cap Fund, the Trustees noted that, due to limited performance for the Fund, performance history was not a material factor.

• For Janus Henderson International Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that

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the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson All Asset Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

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• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and the Fund’s limited performance history.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital and Intech had taken or were taking to improve performance, and the Fund’s limited performance history.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Intech had taken or were taking to improve performance.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Select Value Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

Janus Aspen Series

• For Janus Henderson Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

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Additional Information (unaudited)

• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Forty Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Allocation Portfolio – Moderate, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Research Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Technology Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Unconstrained Bond Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and the Fund’s limited performance history.

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Overseas Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Research Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Fund’s performance warranted continuation of the Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of

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Additional Information (unaudited)

that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration, but excluding out-of-pocket costs) fees for many of the Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 10% below the average total expenses of their respective Broadridge Expense Group peers and 18% below the average total expenses for their Broadridge Expense Universes; (3) management fees for the Funds, on average, were 8% below the average management fees for their Expense Groups and 9% below the average for their Expense Universes; and (4) Fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered the total expenses for each share class of each Fund compared to the average total expenses for its Broadridge Expense Group peers and to average total expenses for its Broadridge Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and expense waivers on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional clients and to the fees Janus Capital charges to funds subadvised by Janus Capital; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) Janus mutual fund investors enjoy reasonable fees relative to the fees charged to Janus institutional and subadvised fund investors; (4) in three of seven product categories, the Funds receive proportionally better pricing than the industry in relation to Janus institutional clients; and (5) in seven of eight strategies, Janus Capital has lower management fees than funds subadvised by Janus Capital’s portfolio managers.

The Trustees considered the fees for each Fund for its fiscal year ended in 2016, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Alternative Funds

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Long/Short Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were

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Additional Information (unaudited)

reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Fixed-Income Funds

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Unconstrained Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Real Return Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to waive 11 basis points of management fees effective February 1, 2018 and also has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Strategic Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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Janus Henderson Global Allocation Fund - Growth

Additional Information (unaudited)

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson International Small Cap Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

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Janus Henderson Global Allocation Fund - Growth

Additional Information (unaudited)

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson All Asset Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s total expenses effective June 5, 2017.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Research Fund, the Trustees noted that, although the Fund’s total expenses were equal to or exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective February 1, 2017.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

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Additional Information (unaudited)

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Select Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group averages for all share classes.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Janus Aspen Series

• For Janus Henderson Balanced Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Global Allocation Portfolio - Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Technology Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Unconstrained Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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Janus Henderson Global Allocation Fund - Growth

Additional Information (unaudited)

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Overseas Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for its sole share class.

The Trustees reviewed information on the overall profitability to Janus Capital and its affiliates of their relationship with the Funds, and considered profitability data of other fund managers. The Trustees also considered the financial information, estimated profitability and corporate structure of Janus Capital’s parent company before and after the Transaction. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. The Trustees also noted that the Trustees’ independent fee consultant reviewed the overall profitability of Janus Capital’s parent company prior to the Transaction, and the independent fee consultant found that, while assessing the reasonableness of Fund expenses in light of such profits was dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons were limited in accuracy by differences in complex size, business mix, institutional account orientation and other factors, after accepting these limitations, the level of profit earned by Janus Capital’s parent company was reasonable. In this regard, the independent consultant concluded that the profitability of Janus Capital’s parent company did not show excess nor did it show any insufficiency that could limit the ability to invest the resources needed to drive strong future investment performance on behalf of the Funds.

Additionally, the Trustees considered the estimated profitability to Janus Capital from the investment management services it provided to each Fund. The Trustees also considered such estimated profitability taking into account the impact of the Transaction on Janus Capital’s expense structure on a pro forma basis. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Fund is necessarily a product of the allocation methodology utilized by Janus Capital to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant concluded that (1) the expense allocation methodology utilized by Janus Capital was reasonable and (2) the estimated profitability to Janus Capital from the investment management services it provided to each Fund was reasonable, including after taking into account the impact of the Transaction on Janus Capital’s expense structure on a pro forma basis. The Trustees also considered that the estimated profitability for an individual Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that Janus Capital’s estimated profitability with respect to each Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Funds was not a material factor in the Board’s approval of the reasonableness of any Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that each Fund’s total expenses were reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

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Additional Information (unaudited)

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted their independent fee consultant’s analysis of economies of scale in prior years. They also noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 86% of these Funds’ share classes have contractual management fees (gross of waivers) below their Broadridge expense group averages. They also noted that for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing certain of these Funds because they have not reached adequate scale. Moreover, as the assets of some of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

The independent fee consultant concluded that, given the limitations of various analytical approaches to economies of scale it had considered in prior years, and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus complex. The independent consultant concluded that (1) to the extent there were economies of scale at Janus Capital, Janus Capital’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Funds, Janus Capital appeared to be investing to increase the likelihood that these Funds will grow to a level to achieve any scale economies that may exist. Further, the independent fee consultant provided its belief that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Funds from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and/or the subadvisers benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Fund could attract other business to Janus Capital, the subadvisers or other Janus funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Funds.

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Janus Henderson Global Allocation Fund - Growth

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was June 30, 2018. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

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Useful Information About Your Fund Report (unaudited)

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. Also included are ratios of expenses and net investment income to average net assets.

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Janus Henderson Global Allocation Fund - Growth

Useful Information About Your Fund Report (unaudited)

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

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Designation Requirements (unaudited)

For federal income tax purposes, the Fund designated the following for the year ended June 30, 2018:

Capital Gain Distributions	$11,048,619
Foreign Taxes Paid	$142,710
Foreign Source Income	$1,173,556
Dividends Received Deduction Percentage	100%
Qualified Dividend Income Percentage	100%

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Janus Henderson Global Allocation Fund - Growth

Trustees and Officers (unaudited)

The Fund’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Fund’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Fund’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Fund’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Aspen Series. Collectively, these two registered investment companies consist of 61 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Fund may also be officers and/or directors of Janus Capital. Except as otherwise disclosed, Fund officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer, as authorized by the Trustees.

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Managing Partner, Impact Investments, Athena Capital Advisors LLC (independent registered investment advisor) (since 2016) and Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations). Formerly, Chief Executive Officer, Imprint Capital (impact investment firm) (2013-2015) and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	61

Director of Mutual Fund Directors Forum (a non-profit organization serving independent directors of U.S. mutual funds), Chairman of the Board and Trustee of The Investment Fund for Foundations Investment Program (TIP) (consisting of 2 funds), and Director of the F.B. Heron Foundation (a private grantmaking foundation).

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Janus Henderson Global Allocation Fund - Growth

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Trustee	1/13-Present	Executive Vice President, Institutional Markets, of Black Creek Group (private equity real estate investment management firm) (since 2012). Formerly, Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	61

Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of MotiveQuest LLC (strategic social market research company) (2003-2016); Director of Nuveen Global Investors LLC (2007-2011); Director of Communities in Schools (2004-2010); and Director of Mutual Fund Education Alliance (until 2010).

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Janus Henderson Global Allocation Fund - Growth

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Managing Member and Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Venture Partner for The Edgewater Funds (a middle market private equity firm) (2002-2004); Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000); and Chief Investment Officer of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	61

Advisory Board Member, Innovate Partners Emerging Growth and Equity Fund I (early stage venture capital fund) (since 2014) and Managing Trustee of National Retirement Partners Liquidating Trust (since 2013). Formerly, Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013); Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009); Director of RemedyTemp, Inc. (temporary help services company) (1996-2006); and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

48	JUNE 30, 2018

Janus Henderson Global Allocation Fund - Growth

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	6/16-Present	Founder, Daraja Capital (advisory and investment firm) (since 2016), and Senior Advisor, Albright Stonebridge Group LLC (global strategy firm) (since 2016). Formerly, Senior Vice President (2011-2015), Albright Stonebridge Group LLC; and Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	61	Director of Brightwood Capital Advisors, LLC (since 2014).
Gary A. Poliner 151 Detroit Street Denver, CO 80206 DOB: 1953	Trustee	6/16-Present	Retired. Formerly, President (2010-2013) of Northwestern Mutual Life Insurance Company.	61

Director of MGIC Investment Corporation (private mortgage insurance) (since 2013) and West Bend Mutual Insurance Company (property/casualty insurance) (since 2013). Formerly, Trustee of Northwestern Mutual Life Insurance Company (2010-2013); and Director of Frank Russell Company (global asset management firm) (2008-2013).

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Janus Henderson Global Allocation Fund - Growth

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
James T. Rothe 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	1/97-Present	Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Co-founder and Managing Director of Roaring Fork Capital SBIC, L.P. (SBA SBIC fund focusing on private investment in public equity firms) (2004-2014), Professor of Business of the University of Colorado (2002-2004), and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	61	Formerly, Director of Red Robin Gourmet Burgers, Inc. (RRGB) (2004- 2014).
William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	6/84-Present	Retired. Formerly, President and founder of HPS Products and Corporate Vice President of MKS Instruments, Boulder, CO (a provider of advanced process control systems for the semiconductor industry) (1976-2012).	61	None

50	JUNE 30, 2018

Janus Henderson Global Allocation Fund - Growth

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Diane L. Wallace 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	6/17-Present	Retired.	61

Formerly, Independent Trustee, Henderson Global Funds (13 portfolios) (2015-2017); Independent Trustee, State Farm Associates' Funds Trust, State Farm Mutual Fund Trust, and State Farm Variable Product Trust (28 portfolios) (2013-2017). Chief Operating Officer, Senior Vice President-Operations, and Chief Financial Officer for Driehaus Capital Management, LLC (1988-2006); and Treasurer of Driehaus Mutual Funds (1996-2002).

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Janus Henderson Global Allocation Fund - Growth

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	61

Director of Chicago Community Trust (Regional Community Foundation), Chicago Council on Global Affairs, InnerWorkings (U.S. provider of print procurement solutions to corporate clients), Lurie Children’s Hospital (Chicago, IL), Shirley Ryan Ability Lab and Wrapports, LLC (digital communications company). Formerly, Director of Walmart (until 2017); Director of Chicago Convention & Tourism Bureau (until 2014); and The Field Museum of Natural History (Chicago, IL) (until 2014).

52	JUNE 30, 2018

Janus Henderson Global Allocation Fund - Growth

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Ashwin Alankar 151 Detroit Street Denver, CO 80206 DOB: 1974	Executive Vice President and Co-Portfolio Manager Janus Henderson Global Allocation Fund – Growth	9/14-Present

Senior Vice President and Global Head of Asset Allocation and Risk Management of Janus Capital and Portfolio Manager for other Janus Henderson accounts. Formerly, Co-Chief Investment Officer of AllianceBernstein’s Tail Risk Parity (2010-2014).

Enrique Chang 151 Detroit Street Denver, CO 80206 DOB: 1962	Executive Vice President and Co-Portfolio Manager Janus Henderson Global Allocation Fund – Growth	1/14-Present

Global Chief Investment Officer of Janus Henderson Investors and Portfolio Manager for other Janus Henderson accounts. Formerly, President, Head of Investments of Janus Capital (2016-2017); and Chief Investment Officer Equities and Asset Allocation of Janus Capital (2013-2016). During the five years prior to 2013, Mr. Chang was Chief Investment Officer and Executive Vice President for American Century Investments.

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Janus Henderson Global Allocation Fund - Growth

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Bruce L. Koepfgen 151 Detroit Street Denver, CO 80206 DOB: 1952	President and Chief Executive Officer	7/14-Present

Head of North America at Janus Henderson Investors and Janus Capital Management LLC (since 2017); Executive Vice President and Director of Janus International Holding LLC (since 2011); Executive Vice President of Janus Distributors LLC (since 2011); Vice President and Director of Intech Investment Management LLC (since 2011); Executive Vice President and Director of Perkins Investment Management LLC (since 2011); and Executive Vice President and Director of Janus Management Holdings Corporation (since 2011). Formerly, President of Janus Capital Group Inc. and Janus Capital Management LLC (2013-2017); Executive Vice President of Janus Services LLC (2011-2015), Janus Capital Group Inc. and Janus Capital Management LLC (2011-2013); and Chief Financial Officer of Janus Capital Group Inc., Janus Capital Management LLC, Janus Distributors LLC, Janus Management Holdings Corporation, and Janus Services LLC (2011-2013).

Susan K. Wold 151 Detroit Street Denver, CO 80206 DOB: 1960	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	9/17-Present

Senior Vice President and Head of Compliance, North America for Janus Henderson (since September 2017);
Formerly, Vice President, Head of Global Corporate Compliance, and Chief Compliance Officer for Janus
Capital Management LLC (May 2017- September 2017); Vice President, Compliance at Janus Capital Group Inc. and Janus Capital Management LLC (2005-2017).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital and Janus Services LLC.

54	JUNE 30, 2018

Janus Henderson Global Allocation Fund - Growth

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Kathryn L. Santoro 151 Detroit Street Denver, CO 80206 DOB: 1974	Vice President, Chief Legal Counsel, and Secretary	12/16-Present

Vice President of Janus Capital and Janus Services LLC (since 2016). Formerly, Vice President and Associate Counsel of Curian Capital, LLC and Curian Clearing LLC (2013-2016); and General Counsel and Secretary (2011-2012) and Vice President (2009-2012) of Old Mutual Capital, Inc.

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

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Janus Henderson Global Allocation Fund - Growth

Notes

NotesPage1

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Notes

NotesPage2

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Notes

NotesPage3

58	JUNE 30, 2018

Knowledge. Shared

At Janus Henderson, we believe in the sharing of expert insight for better investment and business decisions. We call this ethos Knowledge. Shared.

Learn more by visiting janushenderson.com.

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson, Janus, Henderson, Perkins, Intech and Henderson Geneva are trademarks or registered trademarks of Janus Henderson Investors. © Janus Henderson Investors. The name Janus Henderson Investors includes HGI Group Limited, Henderson Global Investors (Brand Management) Sarl and Janus International Holding LLC.

Funds distributed by Janus Henderson Distributors

125-02-93021 08-18

ANNUAL REPORT June 30, 2018

Janus Henderson Global Allocation Fund - Moderate

Janus Investment Fund

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson Global Allocation Fund - Moderate

Janus Henderson Global Allocation Fund - Moderate (unaudited)

FUND SNAPSHOT

This Fund of Funds offers broad global diversification for investors by utilizing the full spectrum of Janus Henderson’s investment expertise and solutions, with the goal of providing higher risk-adjusted returns than the broad markets.

Enrique Chang co-portfolio manager	Ashwin Alankar co-portfolio manager

PERFORMANCE OVERVIEW

Janus Henderson Global Allocation Fund – Moderate’s Class I Shares returned 6.77% for the 12-month period ended June 30, 2018. This compares with a return of 10.73% for its primary benchmark, the MSCI All Country World Index, and a 6.96% return for its secondary benchmark, the Global Moderate Allocation Index, an internally calculated, hypothetical combination of total returns from the MSCI All Country World Index (60%) and the Bloomberg Barclays Global Aggregate Bond Index (40%).

MARKET ENVIRONMENT

Global financial markets generated gains during the period despite a return of volatility during the winter. Risk assets rose during the autumn of 2017 as investor grew optimistic about the prospects for tax reform in the U.S. However, concerns that inflation may surprise to the upside caused many to consider that the Federal Reserve (Fed) may raise interest rates faster than expected. This fueled the sell-off that hit both risky and traditionally safer asset classes. Higher rates and an improving U.S. economic outlook pushed the yield on 10-year Treasury notes up 56 basis points (bps) to 2.86%. The yield on 2-year notes rose a more pronounced 115 bps to 2.53%. Political concerns in Europe, however, sent Germany’s Bund in the other direction with yields sliding from a period high of 0.77% to as low as 0.26%.

Global stocks rose, led by the U.S. On a sector level, technology and energy gained, with the latter being driven by a roughly 50% increase in crude oil prices. Telecommunications was the worst performing sector. Investment-grade corporate credits finished slightly in the red as spreads widened to 124 bps. High-yield issuers, however, managed to deliver modestly positive returns.

PERFORMANCE DISCUSSION

Janus Henderson Global Allocation Fund – Moderate invests across a broad set of Janus Henderson, Intech and Perkins funds that span a wide range of global asset categories with a base allocation of 45% to 65% equity investments, 30% to 45% fixed income investments and 5% to 20% alternative investments that are rebalanced quarterly. The Fund is structured as a “fund of funds” portfolio that provides investors with broad, diversified exposure to various types of investments with an emphasis on managing investment risk. At the end of the period, the Fund’s allocation toward equities was 56%, fixed income accounted for 30% and alternatives 14%.

Losses for the period were concentrated in the Fund’s position in the Janus Henderson Contrarian Fund. Contributing most to performance was the Fund’s position in the Janus Henderson Overseas Fund, followed by its position in the Janus Henderson U.S. Managed Volatility Fund.

OUTLOOK

We view investment risk as having two components: drawdown risk and upside risk. Of course, while compound returns are most affected by drawdowns (left tail risk), we believe that not participating in upside opportunities (right tail risk) is also risky.

At present, we believe no asset classes offer compelling upside opportunities. This diverges from the recent past when equities were the only asset class to appear attractive relative to its historic risk/return profile. Still, no asset classes are exhibiting signs of potentially serious drawdown risk.

We are watching several developments in markets and the global economy. Markets are underestimating the possibility of an increase in real rates leading to a sell-off in bonds. The market today is too focused on inflation fears. Yet, fixed income markets are already pricing in normalized inflation values with 10-year U.S. break-even inflation, for example, above 2.1%. Real rates, however, are still quite low in some major developed markets, with Germany being the key example. Inflation was the first step of the path towards normalization; real rates are the

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Janus Henderson Global Allocation Fund - Moderate (unaudited)

second – potentially more painful – step as they impact prices of all asset classes, from equities to commodities.

Investors must also be acutely aware of how rising interest volatility will impact the term premium of bonds. Thought rate volatility has not increased, when it does, investors will demand a greater risk premium to lend for longer tenors, and the term premium, which has eluded investors for the past several years should return.

How high interest rates head is a fear of many. But the real fear should be not where they head but how they get there. A violent chaotic path should breed fear, not a measured controlled path.

Investors must get conditioned to more volatile markets. The reason for this is the linkage between interest rates and volatility. Rates and volatility are tightly linked as both are sources of carry. Higher rates should lead to higher volatility as the historical source of carry for investors – bonds – finally start to offer more attractive yields, given steps by global central banks to normalize monetary policy. Other sources of carry, including volatility sales, will also have to offer more attractive relative yields to remain competitive. Higher Treasury yields are now luring investors away from selling volatility, a strategy that has been a factor in suppressing large price swings in stocks and bonds in recent years. While we have seen equity volatility increase, rate volatility should ultimately follow as central banks continue to remove monetary accommodation.

While our signals indicate the downside to every asset class has increased due to higher volatility, we believe that select emerging market (EM) equities such as Brazil appear particularly attractive relative to the alternatives. We see both a healthy US consumer and a stronger US dollar, which boasts competitiveness of EM exports. In eras past, a strong US dollar has derailed the public debt market of EM countries as US dollar debt swelled. But EM countries now are much more prudent in the currency risk they take when funding their liabilities, so a stronger US dollar can improve competitiveness without derailing balance sheets. A further tailwind from higher commodities prices stands to benefit major emerging markets that are significant exporters of raw materials.

Thank you for investing in Janus Henderson Global Allocation Fund – Moderate.

2	JUNE 30, 2018

Janus Henderson Global Allocation Fund - Moderate (unaudited)

Fund At A Glance

June 30, 2018

Holdings - (% of Net Assets)
Janus Henderson Global Bond Fund - Class N Shares	27.5%
Janus Henderson Diversified Alternatives Fund - Class N Shares	11.1
Janus Henderson Overseas Fund - Class N Shares	7.9
Janus Henderson Adaptive Global Allocation Fund - Class N Shares	5.3
Janus Henderson Large Cap Value Fund - Class N Shares	4.8
Janus Henderson International Value Fund - Class N Shares	4.5
Janus Henderson International Managed Volatility Fund - Class N Shares	4.4
Janus Henderson U.S. Managed Volatility Fund - Class N Shares	3.8
Janus Henderson Global Select Fund - Class N Shares	3.6
Janus Henderson Global Research Fund - Class N Shares	3.5
Janus Henderson Enterprise Fund - Class N Shares	3.1
Janus Henderson Global Real Estate Fund - Class N Shares	2.9
Janus Henderson Emerging Markets Fund - Class N Shares	2.9
Janus Henderson Short-Term Bond Fund - Class N Shares	2.8
Janus Henderson Triton Fund - Class N Shares	2.8
Janus Henderson Small Cap Value Fund - Class N Shares	2.8
Janus Henderson Contrarian Fund - Class N Shares	2.2
Janus Henderson Mid Cap Value Fund - Class N Shares	1.7
Janus Henderson Forty Fund - Class N Shares	1.4
Janus Henderson Asia Equity Fund - Class N Shares	1.1

Asset Allocation - (% of Net Assets)
Equity Funds	58.7%
Fixed Income Funds	30.3%
Alternative Funds	11.1%
Other	(0.1)%
100.0%

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Janus Henderson Global Allocation Fund - Moderate (unaudited)

Performance

See important disclosures on the next page.

					Expense Ratios -
Average Annual Total Return - for the periods ended June 30, 2018					per the October 27, 2017 prospectuses
	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses
Class A Shares at NAV	6.53%	5.88%	5.73%	6.16%	1.26%
Class A Shares at MOP	0.41%	4.63%	5.11%	5.65%
Class C Shares at NAV	5.74%	5.21%	5.01%	5.41%	2.02%
Class C Shares at CDSC	4.74%	5.21%	5.01%	5.41%
Class D Shares(1)	6.77%	6.08%	5.91%	6.35%	1.08%
Class I Shares	6.77%	6.13%	5.84%	6.30%	1.03%
Class S Shares	6.31%	5.70%	5.52%	5.93%	1.43%
Class T Shares	6.64%	6.02%	5.84%	6.30%	1.18%
MSCI All Country World Index	10.73%	9.41%	5.80%	6.19%
Global Moderate Allocation Index	6.96%	6.30%	4.77%	5.42%
Morningstar Quartile - Class T Shares	1st	2nd	1st	1st
Morningstar Ranking - based on total returns for World Allocation Funds	121/487	126/413	36/250	44/225

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Performance may be affected by risks that include those associated with non-diversification, portfolio turnover, short sales, potential conflicts of interest, foreign and emerging markets, initial public offerings (IPOs), high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), derivatives, and commodity-linked investments. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

4	JUNE 30, 2018

Janus Henderson Global Allocation Fund - Moderate (unaudited)

Performance

Performance of the Global Allocation Funds depends on that of the underlying funds. They are subject to the volatility of the financial markets. Because Janus Capital Management is the adviser to the Fund and to the underlying affiliated funds held within the Fund, it is subject to certain potential conflicts of interest.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

See Financial Highlights for actual expense ratios during the reporting period.

Class A Shares, Class C Shares, and Class S Shares commenced operations on July 6, 2009. Performance shown for each class for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class (renamed Class T Shares effective February 16, 2010), calculated using the fees and expenses of each respective share class, without the effect of any fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010. Performance shown for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Class I Shares commenced operations on July 6, 2009. Performance shown for periods prior to July 6, 2009, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2018 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

*The Fund’s inception date – December 30, 2005

(1) Closed to certain new investors.

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Janus Henderson Global Allocation Fund - Moderate (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (1/1/18)	Ending Account Value (6/30/18)	Expenses Paid During Period (1/1/18 - 6/30/18)†	Beginning Account Value (1/1/18)	Ending Account Value (6/30/18)	Expenses Paid During Period (1/1/18 - 6/30/18)†	Net Annualized Expense Ratio (1/1/18 - 6/30/18)
Class A Shares	$1,000.00	$996.90	$2.28	$1,000.00	$1,022.51	$2.31	0.46%
Class C Shares	$1,000.00	$993.80	$5.64	$1,000.00	$1,019.14	$5.71	1.14%
Class D Shares	$1,000.00	$998.50	$1.24	$1,000.00	$1,023.55	$1.25	0.25%
Class I Shares	$1,000.00	$998.50	$0.99	$1,000.00	$1,023.80	$1.00	0.20%
Class S Shares	$1,000.00	$996.90	$3.07	$1,000.00	$1,021.72	$3.11	0.62%
Class T Shares	$1,000.00	$997.70	$1.63	$1,000.00	$1,023.16	$1.66	0.33%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

6	JUNE 30, 2018

Janus Henderson Global Allocation Fund - Moderate

Schedule of Investments

June 30, 2018

Shares		Value
Investment Companies£ – 100.1%
Alternative Funds – 11.1%
Janus Henderson Diversified Alternatives Fund - Class N Shares	2,803,372	$28,454,222
Equity Funds – 58.7%
Janus Henderson Adaptive Global Allocation Fund - Class N Shares	1,313,377	13,737,925
Janus Henderson Asia Equity Fund - Class N Shares	233,272	2,731,615
Janus Henderson Contrarian Fund - Class N Shares	275,397	5,568,537
Janus Henderson Emerging Markets Fund - Class N Shares	759,051	7,438,697
Janus Henderson Enterprise Fund - Class N Shares	63,506	8,075,444
Janus Henderson Forty Fund - Class N Shares	102,359	3,707,448
Janus Henderson Global Real Estate Fund - Class N Shares	640,287	7,542,576
Janus Henderson Global Research Fund - Class N Shares	112,463	9,072,372
Janus Henderson Global Select Fund - Class N Shares	549,318	9,256,011
Janus Henderson International Managed Volatility Fund - Class N Shares	1,224,860	11,268,713
Janus Henderson International Value Fund - Class N Shares	1,031,716	11,472,678
Janus Henderson Large Cap Value Fund - Class N Shares	792,268	12,240,535
Janus Henderson Mid Cap Value Fund - Class N Shares	262,832	4,378,785
Janus Henderson Overseas Fund - Class N Shares	637,123	20,489,874
Janus Henderson Small Cap Value Fund - Class N Shares	307,284	7,092,117
Janus Henderson Triton Fund - Class N Shares	226,518	7,219,144
Janus Henderson U.S. Managed Volatility Fund - Class N Shares	847,229	9,844,797
		151,137,268
Fixed Income Funds – 30.3%
Janus Henderson Global Bond Fund - Class N Shares	7,528,969	70,697,015
Janus Henderson Short-Term Bond Fund - Class N Shares	2,457,405	7,298,492
		77,995,507
Total Investments (total cost $229,368,957) – 100.1%		257,586,997
Liabilities, net of Cash, Receivables and Other Assets – (0.1)%		(176,650)
Net Assets – 100%		$257,410,347

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income(1)	Realized Gain/(Loss)(1)	Change in Unrealized Appreciation/ Depreciation(1)	Value at 6/30/18
Investment Companies - 100.1%
Alternative Funds - 11.1%
Janus Henderson Diversified Alternatives Fund - Class N Shares	$735,075	$8,694	$(416,010)	$28,454,222
Equity Funds - 58.7%
Janus Henderson Adaptive Global Allocation Fund - Class N Shares	902,507	19,238	(181,480)	13,737,925
Janus Henderson Asia Equity Fund - Class I Shares	44,617	157,111	(341,744)	-
Janus Henderson Asia Equity Fund - Class N Shares	-	6,830	382,123	2,731,615
Janus Henderson Contrarian Fund - Class I Shares	-	(1,591)	(445,339)	-
Janus Henderson Contrarian Fund - Class N Shares	65,935	6,345	540,371	5,568,537
Janus Henderson Emerging Markets Fund - Class N Shares	97,466	802,986	(507,127)	7,438,697
Janus Henderson Enterprise Fund - Class N Shares	14,639	278,230	1,050,856	8,075,444
Janus Henderson Forty Fund - Class N Shares	26,820	(387,404)	918,173	3,707,448
Janus Henderson Global Real Estate Fund - Class I Shares	269,690	50,392	(2,113,952)	-

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	7

Janus Henderson Global Allocation Fund - Moderate

Schedule of Investments

June 30, 2018

Dividend Income(1)	Realized Gain/(Loss)(1)	Change in Unrealized Appreciation/ Depreciation(1)	Value at 6/30/18
Investment Companies - 100.1%
Equity Funds - 58.7%

Janus Henderson Global Real Estate Fund - Class N Shares	46,912	14,329	2,563,092	7,542,576
Janus Henderson Global Research Fund - Class I Shares	-	46,188	(1,516,904)	-
Janus Henderson Global Research Fund - Class N Shares	75,563	359,753	2,160,250	9,072,372
Janus Henderson Global Select Fund - Class I Shares	-	42,101	(1,345,805)	-
Janus Henderson Global Select Fund - Class N Shares	93,614	422,682	1,981,507	9,256,011
Janus Henderson International Managed Volatility Fund - Class N Shares	176,846	159,402	725,280	11,268,713
Janus Henderson International Value Fund - Class N Shares	355,499	166,747	25,994	11,472,678
Janus Henderson Large Cap Value Fund - Class N Shares	235,109	566,857	(1,185,578)	12,240,535
Janus Henderson Mid Cap Value Fund - Class N Shares	25,710	59,811	(168,191)	4,378,785
Janus Henderson Overseas Fund - Class N Shares	424,058	82,531	1,406,780	20,489,874
Janus Henderson Small Cap Value Fund - Class N Shares	146,697	271,743	(209,879)	7,092,117
Janus Henderson Triton Fund - Class N Shares	11,184	883,469	309,802	7,219,144
Janus Henderson U.S. Managed Volatility Fund - Class N Shares	396,342	838,046	324,518	9,844,797
Total Equity Funds	$3,409,208	$4,845,796	$4,372,747	$151,137,268
Fixed Income Funds - 30.3%
Janus Henderson Global Bond Fund - Class N Shares	1,922,515	(149,750)	(879,494)	70,697,015
Janus Henderson Short-Term Bond Fund - Class N Shares	153,203	(5,314)	(118,345)	7,298,492
Total Fixed Income Funds	$2,075,718	$(155,064)	$(997,839)	$77,995,507
Total Affiliated Investments - 100.1%	$6,220,001	$4,699,426	$2,958,898	$257,586,997

(1) For securities that were affiliated for a portion of the year ended June 30, 2018, this column reflects amounts for the entire year ended June 30, 2018 and not just the period in which the security was affiliated.

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	JUNE 30, 2018

Janus Henderson Global Allocation Fund - Moderate

Schedule of Investments

June 30, 2018

	Share Balance at 6/30/17	Purchases	Sales	Share Balance at 6/30/18
Investment Companies - 100.1%
Alternative Funds - 11.1%
Janus Henderson Diversified Alternatives Fund - Class N Shares	2,137,794	895,783	(230,205)	2,803,372
Equity Funds - 58.7%
Janus Henderson Adaptive Global Allocation Fund - Class N Shares	1,248,358	180,183	(115,164)	1,313,377
Janus Henderson Asia Equity Fund - Class I Shares	279,760	9,714	(289,474)	-
Janus Henderson Asia Equity Fund - Class N Shares	-	239,228	(5,956)	233,272
Janus Henderson Contrarian Fund - Class I Shares	337,330	692	(338,022)	-
Janus Henderson Contrarian Fund - Class N Shares	-	361,078	(85,681)	275,397
Janus Henderson Emerging Markets Fund - Class N Shares	1,242,665	43,609	(527,223)	759,051
Janus Henderson Enterprise Fund - Class N Shares	80,351	2,775	(19,620)	63,506
Janus Henderson Forty Fund - Class N Shares	138,565	11,196	(47,402)	102,359
Janus Henderson Global Real Estate Fund - Class I Shares	676,962	31,650	(708,612)	-
Janus Henderson Global Real Estate Fund - Class N Shares	-	656,579	(16,292)	640,287
Janus Henderson Global Research Fund - Class I Shares	124,166	255	(124,421)	-
Janus Henderson Global Research Fund - Class N Shares	-	127,734	(15,271)	112,463
Janus Henderson Global Select Fund - Class I Shares	625,146	1,282	(626,428)	-
Janus Henderson Global Select Fund - Class N Shares	-	635,320	(86,002)	549,318
Janus Henderson International Managed Volatility Fund - Class N Shares	1,187,676	145,991	(108,807)	1,224,860
Janus Henderson International Value Fund - Class N Shares	1,171,756	56,490	(196,530)	1,031,716
Janus Henderson Large Cap Value Fund - Class N Shares	825,683	121,367	(154,782)	792,268
Janus Henderson Mid Cap Value Fund - Class N Shares	299,657	35,074	(71,899)	262,832
Janus Henderson Overseas Fund - Class N Shares	730,389	28,098	(121,364)	637,123
Janus Henderson Small Cap Value Fund - Class N Shares	353,771	33,408	(79,895)	307,284
Janus Henderson Triton Fund - Class N Shares	285,510	16,579	(75,571)	226,518
Janus Henderson U.S. Managed Volatility Fund - Class N Shares	950,210	64,660	(167,641)	847,229
Fixed Income Funds - 30.3%
Janus Henderson Global Bond Fund - Class N Shares	6,680,452	1,495,434	(646,917)	7,528,969
Janus Henderson Short-Term Bond Fund - Class N Shares	2,569,101	111,877	(223,573)	2,457,405

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson Global Allocation Fund - Moderate

Notes to Schedule of Investments and Other Information

Bloomberg Barclays Global Aggregate Bond Index	Bloomberg Barclays Global Aggregate Bond Index is a broad-based measure of the global investment grade fixed-rate debt markets.
Global Moderate Allocation Index

Global Moderate Allocation Index is an internally-calculated, hypothetical combination of total returns from the MSCI All Country World IndexSM (60%) and the Bloomberg Barclays Global Aggregate Bond Index (40%).

MSCI All Country World IndexSM	MSCI All Country World IndexSM reflects the equity market performance of global developed and emerging markets.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of June 30, 2018. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quotes Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Investment Companies
Alternative Funds	$28,454,222	$-	$-
Equity Funds	151,137,268	-	-
Fixed Income Funds	77,995,507	-	-
Total Assets	$257,586,997	$-	$-

10	JUNE 30, 2018

Janus Henderson Global Allocation Fund - Moderate

Statement of Assets and Liabilities

June 30, 2018

Assets:
Affiliated investments, at value(1)	$257,586,997
Non-interested Trustees' deferred compensation	5,390
Receivables:
Dividends from affiliates	158,412
Investments sold	56,093
Fund shares sold	29,711
Due from adviser	12,818
Total Assets	257,849,421
Liabilities:
Payables:	—
Investments purchased	158,405
Fund shares repurchased	85,804
Transfer agent fees and expenses	52,082
Printing fees	32,030
Registration fees	31,558
Professional fees	30,969
Non-affiliated fund administration fees payable	12,994
Advisory fees	11,087
12b-1 Distribution and shareholder servicing fees	9,101
Non-interested Trustees' deferred compensation fees	5,390
Non-interested Trustees' fees and expenses	2,474
Accrued expenses and other payables	7,180
Total Liabilities	439,074
Net Assets	$257,410,347
Net Assets Consist of:
Capital (par value and paid-in surplus)	$221,582,615
Undistributed net investment income/(loss)	2,039,590
Undistributed net realized gain/(loss) from investments	5,568,852
Unrealized net appreciation/(depreciation) of investments and non-interested Trustees’ deferred compensation	28,219,290
Total Net Assets	$257,410,347
Net Assets - Class A Shares	$10,020,859
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	766,527
Net Asset Value Per Share(2)	$13.07
Maximum Offering Price Per Share(3)	$13.87
Net Assets - Class C Shares	$7,340,534
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	570,655
Net Asset Value Per Share(2)	$12.86
Net Assets - Class D Shares	$212,763,125
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	16,171,153
Net Asset Value Per Share	$13.16
Net Assets - Class I Shares	$6,855,562
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	521,301
Net Asset Value Per Share	$13.15
Net Assets - Class S Shares	$2,695,220
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	207,788
Net Asset Value Per Share	$12.97
Net Assets - Class T Shares	$17,735,047
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,351,527
Net Asset Value Per Share	$13.12

(1) Includes cost of $229,368,957.

(2) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(3) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

Janus Investment Fund	11

Janus Henderson Global Allocation Fund - Moderate

Statement of Operations

For the year ended June 30, 2018

Investment Income:
Dividends from affiliates	$6,220,001
Total Investment Income	6,220,001
Expenses:
Advisory fees	131,128
12b-1 Distribution and shareholder servicing fees:
Class A Shares	26,328
Class C Shares	74,034
Class S Shares	6,782
Transfer agent administrative fees and expenses:
Class D Shares	261,333
Class S Shares	6,784
Class T Shares	45,398
Transfer agent networking and omnibus fees:
Class A Shares	7,916
Class C Shares	6,123
Class I Shares	3,794
Other transfer agent fees and expenses:
Class A Shares	1,211
Class C Shares	830
Class D Shares	35,882
Class I Shares	310
Class S Shares	71
Class T Shares	554
Registration fees	90,706
Shareholder reports expense	53,481
Professional fees	45,785
Non-affiliated fund administration fees	12,993
Non-interested Trustees’ fees and expenses	8,814
Other expenses	4,395
Total Expenses	824,652
Less: Excess Expense Reimbursement and Waivers	(38,670)
Net Expenses	785,982
Net Investment Income/(Loss)	5,434,019
Net Realized Gain/(Loss) on Investments:
Investments in affiliates	4,699,426
Capital gain distributions from underlying funds	3,867,228
Total Net Realized Gain/(Loss) on Investments	8,566,654
Change in Unrealized Net Appreciation/Depreciation:
Investments in affiliates	2,958,898
Total Change in Unrealized Net Appreciation/Depreciation	2,958,898
Net Increase/(Decrease) in Net Assets Resulting from Operations	$16,959,571

See Notes to Financial Statements.

12	JUNE 30, 2018

Janus Henderson Global Allocation Fund - Moderate

Statements of Changes in Net Assets

	Year ended June 30, 2018	Year ended June 30, 2017

Operations:
Net investment income/(loss)	$5,434,019	$2,737,348
Net realized gain/(loss) on investments	8,566,654	13,577,546
Change in unrealized net appreciation/depreciation	2,958,898	7,352,088
Net Increase/(Decrease) in Net Assets Resulting from Operations	16,959,571	23,666,982
Dividends and Distributions to Shareholders:
Dividends from Net Investment Income
Class A Shares	(162,401)	(106,594)
Class C Shares	(72,289)	(20,424)
Class D Shares	(3,762,515)	(2,422,165)
Class I Shares	(84,132)	(53,233)
Class S Shares	(36,717)	(21,123)
Class T Shares	(305,938)	(199,822)
Total Dividends from Net Investment Income	(4,423,992)	(2,823,361)
Distributions from Net Realized Gain from Investment Transactions
Class A Shares	(539,306)	(78,750)
Class C Shares	(420,903)	(57,049)
Class D Shares	(11,134,497)	(1,421,009)
Class I Shares	(239,981)	(29,943)
Class S Shares	(137,474)	(18,221)
Class T Shares	(940,943)	(126,875)
Total Distributions from Net Realized Gain from Investment Transactions	(13,413,104)	(1,731,847)
Net Decrease from Dividends and Distributions to Shareholders	(17,837,096)	(4,555,208)
Capital Share Transactions:
Class A Shares	(515,255)	(4,179,959)
Class C Shares	(678,710)	(2,023,577)
Class D Shares	940,547	(25,451,897)
Class I Shares	2,458,274	416,187
Class S Shares	(120,905)	46,674
Class T Shares	(1,018,552)	(3,053,921)
Net Increase/(Decrease) from Capital Share Transactions	1,065,399	(34,246,493)
Net Increase/(Decrease) in Net Assets	187,874	(15,134,719)
Net Assets:
Beginning of period	257,222,473	272,357,192
End of period	$257,410,347	$257,222,473

Undistributed Net Investment Income/(Loss)	$2,039,590	$1,174,550

See Notes to Financial Statements.

Janus Investment Fund	13

Janus Henderson Global Allocation Fund - Moderate

Financial Highlights

Class A Shares
For a share outstanding during each year ended June 30	2018	2017	2016		2015	2014
Net Asset Value, Beginning of Period	$13.14	$12.20	$13.49		$14.29	$12.58
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.25	0.12	0.14		0.37	0.21
Net realized and unrealized gain/(loss)	0.60	1.01	(0.35)		(0.50)	1.88
Total from Investment Operations	0.85	1.13	(0.21)		(0.13)	2.09
Less Dividends and Distributions:
Dividends (from net investment income)	(0.21)	(0.11)	(0.13)		(0.34)	(0.23)
Distributions (from capital gains)	(0.71)	(0.08)	(0.95)		(0.33)	(0.15)
Total Dividends and Distributions	(0.92)	(0.19)	(1.08)		(0.67)	(0.38)
Net Asset Value, End of Period	$13.07	$13.14	$12.20		$13.49	$14.29
Total Return*	6.53%	9.47%	(1.45)%		(0.87)%	16.79%
Net Assets, End of Period (in thousands)	$10,021	$10,563	$13,911		$14,913	$11,593
Average Net Assets for the Period (in thousands)	$10,557	$12,118	$13,573		$13,942	$9,885
Ratios to Average Net Assets**:
Ratio of Gross Expenses(2)	0.46%	0.44%	0.44%		0.44%	0.43%
Ratio of Net Expenses (After Waivers and Expense Offsets)(2)	0.46%	0.44%	0.44%		0.44%	0.43%
Ratio of Net Investment Income/(Loss)(2)	1.89%	0.93%	1.13%		2.71%	1.53%
Portfolio Turnover Rate	14%	32%	5%		21%	11%
				1

Class C Shares
For a share outstanding during each year ended June 30	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$12.95	$12.02	$13.29	$14.08	$12.40
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.17	0.03	0.10	0.24	0.11
Net realized and unrealized gain/(loss)	0.57	1.01	(0.35)	(0.47)	1.85
Total from Investment Operations	0.74	1.04	(0.25)	(0.23)	1.96
Less Dividends and Distributions:
Dividends (from net investment income)	(0.12)	(0.03)	(0.07)	(0.23)	(0.13)
Distributions (from capital gains)	(0.71)	(0.08)	(0.95)	(0.33)	(0.15)
Total Dividends and Distributions	(0.83)	(0.11)	(1.02)	(0.56)	(0.28)
Net Asset Value, End of Period	$12.86	$12.95	$12.02	$13.29	$14.08
Total Return*	5.74%	8.77%	(1.77)%	(1.58)%	15.92%
Net Assets, End of Period (in thousands)	$7,341	$8,036	$9,432	$11,648	$11,120
Average Net Assets for the Period (in thousands)	$8,036	$8,504	$10,518	$11,146	$10,017
Ratios to Average Net Assets**:
Ratio of Gross Expenses(2)	1.13%	1.10%	0.77%	1.20%	1.14%
Ratio of Net Expenses (After Waivers and Expense Offsets)(2)	1.13%	1.10%	0.77%	1.20%	1.14%
Ratio of Net Investment Income/(Loss)(2)	1.28%	0.25%	0.78%	1.76%	0.86%
Portfolio Turnover Rate	14%	32%	5%	21%	11%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Ratios do not include indirect expenses of the underlying funds and/or investment companies in which the Fund invests.

See Notes to Financial Statements.

14	JUNE 30, 2018

Janus Henderson Global Allocation Fund - Moderate

Financial Highlights

Class D Shares
For a share outstanding during each year ended June 30	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$13.22	$12.28	$13.57	$14.36	$12.63
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.28	0.14	0.16	0.38	0.24
Net realized and unrealized gain/(loss)	0.61	1.02	(0.35)	(0.49)	1.89
Total from Investment Operations	0.89	1.16	(0.19)	(0.11)	2.13
Less Dividends and Distributions:
Dividends (from net investment income)	(0.24)	(0.14)	(0.15)	(0.35)	(0.25)
Distributions (from capital gains)	(0.71)	(0.08)	(0.95)	(0.33)	(0.15)
Total Dividends and Distributions	(0.95)	(0.22)	(1.10)	(0.68)	(0.40)
Net Asset Value, End of Period	$13.16	$13.22	$12.28	$13.57	$14.36
Total Return*	6.77%	9.67%	(1.26)%	(0.71)%	17.04%
Net Assets, End of Period (in thousands)	$212,763	$212,552	$222,254	$251,092	$276,135
Average Net Assets for the Period (in thousands)	$218,363	$214,793	$229,378	$264,375	$261,560
Ratios to Average Net Assets**:
Ratio of Gross Expenses(2)	0.27%	0.26%	0.27%	0.26%	0.26%
Ratio of Net Expenses (After Waivers and Expense Offsets)(2)	0.26%	0.26%	0.26%	0.26%	0.26%
Ratio of Net Investment Income/(Loss)(2)	2.11%	1.09%	1.28%	2.75%	1.77%
Portfolio Turnover Rate	14%	32%	5%	21%	11%

Class I Shares
For a share outstanding during each year ended June 30	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$13.22	$12.28	$13.57	$14.36	$12.63
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.27	0.15	0.17	0.40	0.26
Net realized and unrealized gain/(loss)	0.62	1.02	(0.35)	(0.50)	1.87
Total from Investment Operations	0.89	1.17	(0.18)	(0.10)	2.13
Less Dividends and Distributions:
Dividends (from net investment income)	(0.25)	(0.15)	(0.16)	(0.36)	(0.25)
Distributions (from capital gains)	(0.71)	(0.08)	(0.95)	(0.33)	(0.15)
Total Dividends and Distributions	(0.96)	(0.23)	(1.11)	(0.69)	(0.40)
Net Asset Value, End of Period	$13.15	$13.22	$12.28	$13.57	$14.36
Total Return*	6.77%	9.73%	(1.20)%	(0.65)%	17.10%
Net Assets, End of Period (in thousands)	$6,856	$4,457	$3,740	$4,684	$5,384
Average Net Assets for the Period (in thousands)	$5,072	$4,244	$4,214	$5,525	$5,595
Ratios to Average Net Assets**:
Ratio of Gross Expenses(2)	0.21%	0.21%	0.22%	0.20%	0.22%
Ratio of Net Expenses (After Waivers and Expense Offsets)(2)	0.20%	0.21%	0.22%	0.20%	0.22%
Ratio of Net Investment Income/(Loss)(2)	2.05%	1.19%	1.36%	2.86%	1.89%
Portfolio Turnover Rate	14%	32%	5%	21%	11%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Ratios do not include indirect expenses of the underlying funds and/or investment companies in which the Fund invests.

See Notes to Financial Statements.

Janus Investment Fund	15

Janus Henderson Global Allocation Fund - Moderate

Financial Highlights

Class S Shares
For a share outstanding during each year ended June 30	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$13.05	$12.12	$13.40	$14.19	$12.49
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.23	0.09	0.11	0.32	0.19
Net realized and unrealized gain/(loss)	0.59	1.02	(0.34)	(0.47)	1.85
Total from Investment Operations	0.82	1.11	(0.23)	(0.15)	2.04
Less Dividends and Distributions:
Dividends (from net investment income)	(0.19)	(0.10)	(0.10)	(0.31)	(0.19)
Distributions (from capital gains)	(0.71)	(0.08)	(0.95)	(0.33)	(0.15)
Total Dividends and Distributions	(0.90)	(0.18)	(1.05)	(0.64)	(0.34)
Net Asset Value, End of Period	$12.97	$13.05	$12.12	$13.40	$14.19
Total Return*	6.31%	9.30%	(1.57)%	(1.03)%	16.53%
Net Assets, End of Period (in thousands)	$2,695	$2,821	$2,574	$3,234	$2,580
Average Net Assets for the Period (in thousands)	$2,722	$2,702	$2,927	$3,017	$2,839
Ratios to Average Net Assets**:
Ratio of Gross Expenses(2)	0.64%	0.61%	0.61%	0.61%	0.61%
Ratio of Net Expenses (After Waivers and Expense Offsets)(2)	0.62%	0.60%	0.61%	0.61%	0.60%
Ratio of Net Investment Income/(Loss)(2)	1.72%	0.72%	0.88%	2.31%	1.40%
Portfolio Turnover Rate	14%	32%	5%	21%	11%

Class T Shares
For a share outstanding during each year ended June 30	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$13.19	$12.25	$13.53	$14.33	$12.61
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.28	0.13	0.16	0.37	0.23
Net realized and unrealized gain/(loss)	0.59	1.02	(0.34)	(0.49)	1.88
Total from Investment Operations	0.87	1.15	(0.18)	(0.12)	2.11
Less Dividends and Distributions:
Dividends (from net investment income)	(0.23)	(0.13)	(0.15)	(0.35)	(0.24)
Distributions (from capital gains)	(0.71)	(0.08)	(0.95)	(0.33)	(0.15)
Total Dividends and Distributions	(0.94)	(0.21)	(1.10)	(0.68)	(0.39)
Net Asset Value, End of Period	$13.12	$13.19	$12.25	$13.53	$14.33
Total Return*	6.64%	9.60%	(1.23)%	(0.80)%	16.96%
Net Assets, End of Period (in thousands)	$17,735	$18,793	$20,446	$25,197	$23,236
Average Net Assets for the Period (in thousands)	$18,214	$19,231	$22,603	$24,674	$20,305
Ratios to Average Net Assets**:
Ratio of Gross Expenses(2)	0.37%	0.36%	0.36%	0.36%	0.36%
Ratio of Net Expenses (After Waivers and Expense Offsets)(2)	0.33%	0.32%	0.27%	0.36%	0.30%
Ratio of Net Investment Income/(Loss)(2)	2.05%	1.03%	1.27%	2.69%	1.72%
Portfolio Turnover Rate	14%	32%	5%	21%	11%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Ratios do not include indirect expenses of the underlying funds and/or investment companies in which the Fund invests.

See Notes to Financial Statements.

16	JUNE 30, 2018

Janus Henderson Global Allocation Fund - Moderate

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Janus Henderson Global Allocation Fund - Moderate (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Fund operates as a “fund of funds,” meaning substantially all of the Fund’s assets will be invested in other Janus Henderson funds (the “underlying funds”). The Trust offers 49 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks total return through growth of capital and income. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares. Class D Shares are closed to certain new investors.

Shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus Henderson funds. Class D Shares are available only to investors who hold accounts directly with the Janus Henderson funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital Management LLC (“Janus Capital”) or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

Underlying Funds

The Fund invests in a variety of underlying funds to pursue a target allocation of equity investments, fixed-income securities, and alternative investments and may also invest in money market instruments or cash/cash equivalents. The Fund has a target allocation, which is how the Fund's investments generally will be allocated among the major asset classes over the long term, as well as normal ranges, under normal market conditions, within which the Fund's asset class allocations generally will vary over short-term periods. The Fund's long-term expected average asset allocation is as follows: 55% to equity investments, 35% to fixed-income securities and money market instruments, and 10% to alternative investments. Additional details and descriptions of the investment objectives and strategies of each of the underlying funds are available in the Fund’s and underlying funds’ prospectuses available at janushenderson.com. The Trustees of the underlying funds may change the investment objectives or strategies of the underlying funds at any time without prior notice to the Fund’s shareholders.

Janus Investment Fund	17

Janus Henderson Global Allocation Fund - Moderate

Notes to Financial Statements

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

The Fund’s net asset value (“NAV”) is calculated based upon the NAV of each of the underlying funds in which the Fund invests on the day of valuation. The NAV for each class of the underlying funds is computed by dividing the total value of securities and other assets allocated to the class, less liabilities allocated to that class, by the total number of shares outstanding for the class.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

The Fund classifies each of its investments in underlying funds as Level 1, without consideration as to the classification level of the specific investments held by the underlying funds. There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2018 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the year. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities held by the underlying funds will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Any distributions from the underlying funds are recorded in accordance with the character of the distributions as designated by the underlying funds. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Additionally, the Fund, as a shareholder in the underlying funds, will also indirectly bear its pro rata share of the expenses incurred by the underlying funds. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and

18	JUNE 30, 2018

Janus Henderson Global Allocation Fund - Moderate

Notes to Financial Statements

liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or the Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The underlying funds may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the underlying funds distribute such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

On December 22, 2017, the Tax Cuts and Jobs Act was signed into law. Currently, Management does not believe the bill will have a material impact on the Fund’s intention to continue to qualify as a regulated investment company, which is generally not subject to U.S. federal income tax.

2. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The Fund’s contractual investment advisory fee rate (expressed as an annual rate) is 0.05% of its average daily net assets.

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s total annual fund operating expenses, including the investment advisory fee, but excluding any expenses of an underlying fund (acquired fund fees and expenses), the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus/administrative fees payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.12% of the Fund’s average daily net assets. Janus Capital has agreed to continue the waivers until at least November 1, 2018. If applicable, amounts waived and/or reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s and the underlying funds’ transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors.

Janus Investment Fund	19

Janus Henderson Global Allocation Fund - Moderate

Notes to Financial Statements

These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund’s Class D Shares pay an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital. For all share classes except Class D Shares, Janus Services also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.

Janus Services is compensated for its services related to the Fund’s Class D Shares. In addition to the administrative fees discussed above, Janus Services receives reimbursement for out-of-pocket costs it incurs for serving as transfer agent and providing, or arranging for, servicing to shareholders. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Distributors LLC dba Janus Henderson Distributors (“Janus Henderson Distributors”), a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Henderson Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution and shareholder servicing fees” in the Statement of Operations.

Janus Capital serves as administrator to the Fund pursuant to an administration agreement, and is authorized to perform, or cause others to perform, the administration services necessary for the operation of the Fund. Janus Capital does not receive compensation for serving as administrator and it bears the expenses related to operation of the Fund,

20	JUNE 30, 2018

Janus Henderson Global Allocation Fund - Moderate

Notes to Financial Statements

such as, but not limited to, custody, fund accounting and tax services; shareholder servicing; and preparation of various documents filed with the SEC. The Fund bears costs related to any compensation, fees, or reimbursements paid to Trustees who are independent of Janus Capital; fees and expenses of counsel to the Independent Trustees; fees and expenses of consultants to the Fund; audit expenses; brokerage commissions and all other expenses in connection with execution of portfolio transactions; blue sky registration costs; interest; all federal, state and local taxes (including stamp, excise, income, and franchise taxes); expenses of shareholder meetings, including the preparation, printing, and distribution of proxy statements, notices, and reports to shareholders; expenses of printing and mailing to existing shareholders prospectuses, statements of additional information, shareholder reports, and other materials required to be mailed to shareholders by federal or state laws or regulations; transfer agency fees and expenses payable pursuant to a transfer agency agreement between the Trust and Janus Services on behalf of the Fund; any litigation; and other extraordinary expenses. In addition, some expenses related to compensation payable to the Fund's Chief Compliance Officer and compliance staff are shared with the Fund. Total compensation of $476,345 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended June 30, 2018. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

Effective April 1, 2018, BNP Paribas Financial Services provides certain administrative services to the Fund, including services related to Fund accounting, calculation of the Fund's daily NAV, and Fund audit, tax, and reporting obligations, pursuant to a sub-administration agreement with Janus Capital on behalf of the Fund.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of June 30, 2018 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended June 30, 2018 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $471,025 were paid by the Trust to the Trustees under the Deferred Plan during the year ended June 30, 2018.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the year ended June 30, 2018 can be found in a table located in the Schedule of Investments.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Henderson Distributors and financial intermediaries. During the year ended June 30, 2018, Janus Henderson Distributors retained upfront sales charges of $2,978.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Henderson Distributors during the year ended June 30, 2018.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the year ended June 30, 2018, redeeming shareholders of Class C Shares paid CDSCs of $1,392.

3. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations; (2) losses or deductions the Fund may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Janus Investment Fund	21

Janus Henderson Global Allocation Fund - Moderate

Notes to Financial Statements

Other book to tax differences primarily consist of deferred compensation.

			Loss Deferrals		Other Book	Net Tax
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Late-Year Ordinary Loss	Post-October Capital Loss	to Tax Differences	Appreciation/ (Depreciation)
$ 2,367,212	$ 7,159,793	$ -	$ -	$ -	$ (4,141)	$ 26,304,868

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2018 are noted below. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 231,282,129	$30,607,235	$ (4,302,367)	$ 26,304,868

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended June 30, 2018
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 4,529,836	$ 13,307,260	$ -	$ -

For the year ended June 30, 2017
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 2,823,361	$ 1,731,847	$ -	$ -

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. The following reclassifications have been made to the Fund:

Increase/(Decrease) to Capital	Increase/(Decrease) to Undistributed Net Investment Income/Loss	Increase/(Decrease) to Undistributed Net Realized Gain/Loss
$ 373,142	$ (144,987)	$ (228,155)

Capital has been adjusted by $373,142, including $215,917 of long-term capital gain, for distributions in connection with Fund share redemptions (tax equalization).

22	JUNE 30, 2018

Janus Henderson Global Allocation Fund - Moderate

Notes to Financial Statements

4. Capital Share Transactions

	Year ended June 30, 2018		Year ended June 30, 2017
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	72,342	$ 972,433	121,156	$ 1,521,923
Reinvested dividends and distributions	41,639	544,632	12,825	154,792
Shares repurchased	(151,075)	(2,032,320)	(470,298)	(5,856,674)
Net Increase/(Decrease)	(37,094)	$ (515,255)	(336,317)	$ (4,179,959)
Class C Shares:
Shares sold	52,451	$ 690,300	61,543	$ 751,481
Reinvested dividends and distributions	36,028	465,118	5,973	71,193
Shares repurchased	(138,542)	(1,834,128)	(231,735)	(2,846,251)
Net Increase/(Decrease)	(50,063)	$ (678,710)	(164,219)	$ (2,023,577)
Class D Shares:
Shares sold	997,012	$13,450,795	886,094	$ 11,163,566
Reinvested dividends and distributions	1,121,836	14,752,146	313,298	3,800,308
Shares repurchased	(2,023,302)	(27,262,394)	(3,219,622)	(40,415,771)
Net Increase/(Decrease)	95,546	$ 940,547	(2,020,230)	$(25,451,897)
Class I Shares:
Shares sold	254,685	$ 3,416,448	190,447	$ 2,402,794
Reinvested dividends and distributions	23,119	303,785	6,290	76,230
Shares repurchased	(93,728)	(1,261,959)	(164,143)	(2,062,837)
Net Increase/(Decrease)	184,076	$ 2,458,274	32,594	$ 416,187
Class S Shares:
Shares sold	15,425	$ 205,482	21,726	$ 271,393
Reinvested dividends and distributions	13,410	174,191	3,281	39,344
Shares repurchased	(37,307)	(500,578)	(21,209)	(264,063)
Net Increase/(Decrease)	(8,472)	$ (120,905)	3,798	$ 46,674
Class T Shares:
Shares sold	415,917	$ 5,585,145	639,498	$ 8,050,837
Reinvested dividends and distributions	90,579	1,188,390	25,985	314,418
Shares repurchased	(579,684)	(7,792,087)	(909,897)	(11,419,176)
Net Increase/(Decrease)	(73,188)	$ (1,018,552)	(244,414)	$ (3,053,921)

Janus Investment Fund	23

Janus Henderson Global Allocation Fund - Moderate

Notes to Financial Statements

5. Purchases and Sales of Investment Securities

For the year ended June 30, 2018, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$36,239,547	$ 43,644,369	$ -	$ -

6. Recent Accounting Pronouncements

The Securities and Exchange Commission ("SEC") adopted new rules as well as amendments to its rules to modernize the reporting and disclosure of information by registered investment companies. In addition, the SEC adopted amendments to Regulation S-X, which require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date of the amendments to Regulation S-X was August 1, 2017. This report incorporates the amendments to Regulation S-X.

The FASB issued Accounting Standards Update No. 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities ("ASU 2017-08") to amend the amortization period for certain purchased callable debt securities held at a premium. The guidance requires certain premiums on callable debt securities to be amortized to the earliest call date. The amortization period for callable debt securities purchased at a discount will not be impacted. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Early adoption is permitted, including adoption in an interim period. Management is currently evaluating the impacts of ASU 2017-08 on the financial statements.

7. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to June 30, 2018 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

24	JUNE 30, 2018

Janus Henderson Global Allocation Fund - Moderate

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Investment Fund and Shareholders of Janus Henderson Global Allocation Fund - Moderate:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Janus Henderson Global Allocation Fund - Moderate (one of the funds constituting Janus Investment Fund, referred to hereafter as the "Fund") as of June 30, 2018, the related statement of operations for the year ended June 30, 2018, the statements of changes in net assets for each of the two years in the period ended June 30, 2018, including the related notes, and the financial highlights for each of the five years in the period ended June 30, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended June 30, 2018 and the financial highlights for each of the five years in the period ended June 30, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2018 by correspondence with the transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Denver, Colorado
August 17, 2018

We have served as the auditor of one or more investment companies in Janus Henderson Funds since 1990.

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Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Fund is required to disclose its complete holdings on Form N-Q within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to Fund shareholders. These reports (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free) (or 1-800-525-3713 if you hold Class D shares). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag. Holdings are generally posted approximately two business days thereafter under Full Holdings for the Fund at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 14 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

Additionally, in connection with their consideration of whether to continue the investment advisory agreement and subadvisory agreement for each Fund, as applicable, the Trustees also received and reviewed information in connection with the transaction to combine the respective businesses of Henderson Group plc and Janus Capital Group, Inc., the parent company of Janus Capital (the “Transaction”), announced in October 2016, which closed in the second quarter of 2017. In this regard, the Trustees reviewed information regarding the impact of the Transaction on the services to be provided by Janus Capital and each subadviser, as applicable, to the Funds under such agreements prior to the close of the Transaction as well as the services provided after the Transaction closed.

At a meeting held on December 7, 2017, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from February 1, 2018 through February 1, 2019, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the

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agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees (excluding out of pocket costs), net of any waivers.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has been strong: for the 36 months ended September 30, 2017, approximately 70% of the Funds were in the top two quartiles of performance, as reported by Morningstar, and for the 12 months ended September 30, 2017, approximately 46% of the Funds were in the top two quartiles of performance, as reported by Morningstar.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Alternative Funds

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson International Long/Short Equity Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and the Fund’s limited performance history.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge

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quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Fixed-Income Funds

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Unconstrained Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Real Return Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Strategic Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

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• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson International Small Cap Fund, the Trustees noted that, due to limited performance for the Fund, performance history was not a material factor.

• For Janus Henderson International Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that

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the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson All Asset Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

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• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and the Fund’s limited performance history.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital and Intech had taken or were taking to improve performance, and the Fund’s limited performance history.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Intech had taken or were taking to improve performance.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Select Value Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

Janus Aspen Series

• For Janus Henderson Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

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• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Forty Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Allocation Portfolio – Moderate, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Research Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Technology Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Unconstrained Bond Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and the Fund’s limited performance history.

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Overseas Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Research Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Fund’s performance warranted continuation of the Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of

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that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration, but excluding out-of-pocket costs) fees for many of the Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 10% below the average total expenses of their respective Broadridge Expense Group peers and 18% below the average total expenses for their Broadridge Expense Universes; (3) management fees for the Funds, on average, were 8% below the average management fees for their Expense Groups and 9% below the average for their Expense Universes; and (4) Fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered the total expenses for each share class of each Fund compared to the average total expenses for its Broadridge Expense Group peers and to average total expenses for its Broadridge Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and expense waivers on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional clients and to the fees Janus Capital charges to funds subadvised by Janus Capital; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) Janus mutual fund investors enjoy reasonable fees relative to the fees charged to Janus institutional and subadvised fund investors; (4) in three of seven product categories, the Funds receive proportionally better pricing than the industry in relation to Janus institutional clients; and (5) in seven of eight strategies, Janus Capital has lower management fees than funds subadvised by Janus Capital’s portfolio managers.

The Trustees considered the fees for each Fund for its fiscal year ended in 2016, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Alternative Funds

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Long/Short Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were

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Janus Henderson Global Allocation Fund - Moderate

Additional Information (unaudited)

reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Fixed-Income Funds

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Unconstrained Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Real Return Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to waive 11 basis points of management fees effective February 1, 2018 and also has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Strategic Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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Additional Information (unaudited)

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson International Small Cap Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

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Additional Information (unaudited)

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson All Asset Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s total expenses effective June 5, 2017.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Research Fund, the Trustees noted that, although the Fund’s total expenses were equal to or exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective February 1, 2017.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

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Additional Information (unaudited)

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Select Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group averages for all share classes.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Janus Aspen Series

• For Janus Henderson Balanced Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Global Allocation Portfolio - Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Technology Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Unconstrained Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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Janus Henderson Global Allocation Fund - Moderate

Additional Information (unaudited)

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Overseas Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for its sole share class.

The Trustees reviewed information on the overall profitability to Janus Capital and its affiliates of their relationship with the Funds, and considered profitability data of other fund managers. The Trustees also considered the financial information, estimated profitability and corporate structure of Janus Capital’s parent company before and after the Transaction. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. The Trustees also noted that the Trustees’ independent fee consultant reviewed the overall profitability of Janus Capital’s parent company prior to the Transaction, and the independent fee consultant found that, while assessing the reasonableness of Fund expenses in light of such profits was dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons were limited in accuracy by differences in complex size, business mix, institutional account orientation and other factors, after accepting these limitations, the level of profit earned by Janus Capital’s parent company was reasonable. In this regard, the independent consultant concluded that the profitability of Janus Capital’s parent company did not show excess nor did it show any insufficiency that could limit the ability to invest the resources needed to drive strong future investment performance on behalf of the Funds.

Additionally, the Trustees considered the estimated profitability to Janus Capital from the investment management services it provided to each Fund. The Trustees also considered such estimated profitability taking into account the impact of the Transaction on Janus Capital’s expense structure on a pro forma basis. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Fund is necessarily a product of the allocation methodology utilized by Janus Capital to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant concluded that (1) the expense allocation methodology utilized by Janus Capital was reasonable and (2) the estimated profitability to Janus Capital from the investment management services it provided to each Fund was reasonable, including after taking into account the impact of the Transaction on Janus Capital’s expense structure on a pro forma basis. The Trustees also considered that the estimated profitability for an individual Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that Janus Capital’s estimated profitability with respect to each Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Funds was not a material factor in the Board’s approval of the reasonableness of any Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that each Fund’s total expenses were reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

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Janus Henderson Global Allocation Fund - Moderate

Additional Information (unaudited)

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted their independent fee consultant’s analysis of economies of scale in prior years. They also noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 86% of these Funds’ share classes have contractual management fees (gross of waivers) below their Broadridge expense group averages. They also noted that for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing certain of these Funds because they have not reached adequate scale. Moreover, as the assets of some of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

The independent fee consultant concluded that, given the limitations of various analytical approaches to economies of scale it had considered in prior years, and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus complex. The independent consultant concluded that (1) to the extent there were economies of scale at Janus Capital, Janus Capital’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Funds, Janus Capital appeared to be investing to increase the likelihood that these Funds will grow to a level to achieve any scale economies that may exist. Further, the independent fee consultant provided its belief that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Funds from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and/or the subadvisers benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Fund could attract other business to Janus Capital, the subadvisers or other Janus funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Funds.

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Janus Henderson Global Allocation Fund - Moderate

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was June 30, 2018. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

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Useful Information About Your Fund Report (unaudited)

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. Also included are ratios of expenses and net investment income to average net assets.

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Janus Henderson Global Allocation Fund - Moderate

Useful Information About Your Fund Report (unaudited)

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

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Janus Henderson Global Allocation Fund - Moderate

Designation Requirements (unaudited)

For federal income tax purposes, the Fund designated the following for the year ended June 30, 2018:

Capital Gain Distributions	$13,523,177
Foreign Taxes Paid	$101,355
Foreign Source Income	$832,228
Dividends Received Deduction Percentage	73%
Qualified Dividend Income Percentage	100%

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Janus Henderson Global Allocation Fund - Moderate

Trustees and Officers (unaudited)

The Fund’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Fund’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Fund’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Fund’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Aspen Series. Collectively, these two registered investment companies consist of 61 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Fund may also be officers and/or directors of Janus Capital. Except as otherwise disclosed, Fund officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer, as authorized by the Trustees.

44	JUNE 30, 2018

Janus Henderson Global Allocation Fund - Moderate

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Managing Partner, Impact Investments, Athena Capital Advisors LLC (independent registered investment advisor) (since 2016) and Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations). Formerly, Chief Executive Officer, Imprint Capital (impact investment firm) (2013-2015) and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	61

Director of Mutual Fund Directors Forum (a non-profit organization serving independent directors of U.S. mutual funds), Chairman of the Board and Trustee of The Investment Fund for Foundations Investment Program (TIP) (consisting of 2 funds), and Director of the F.B. Heron Foundation (a private grantmaking foundation).

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Janus Henderson Global Allocation Fund - Moderate

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Trustee	1/13-Present	Executive Vice President, Institutional Markets, of Black Creek Group (private equity real estate investment management firm) (since 2012). Formerly, Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	61

Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of MotiveQuest LLC (strategic social market research company) (2003-2016); Director of Nuveen Global Investors LLC (2007-2011); Director of Communities in Schools (2004-2010); and Director of Mutual Fund Education Alliance (until 2010).

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Janus Henderson Global Allocation Fund - Moderate

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Managing Member and Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Venture Partner for The Edgewater Funds (a middle market private equity firm) (2002-2004); Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000); and Chief Investment Officer of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	61

Advisory Board Member, Innovate Partners Emerging Growth and Equity Fund I (early stage venture capital fund) (since 2014) and Managing Trustee of National Retirement Partners Liquidating Trust (since 2013). Formerly, Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013); Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009); Director of RemedyTemp, Inc. (temporary help services company) (1996-2006); and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

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Janus Henderson Global Allocation Fund - Moderate

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	6/16-Present	Founder, Daraja Capital (advisory and investment firm) (since 2016), and Senior Advisor, Albright Stonebridge Group LLC (global strategy firm) (since 2016). Formerly, Senior Vice President (2011-2015), Albright Stonebridge Group LLC; and Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	61	Director of Brightwood Capital Advisors, LLC (since 2014).
Gary A. Poliner 151 Detroit Street Denver, CO 80206 DOB: 1953	Trustee	6/16-Present	Retired. Formerly, President (2010-2013) of Northwestern Mutual Life Insurance Company.	61

Director of MGIC Investment Corporation (private mortgage insurance) (since 2013) and West Bend Mutual Insurance Company (property/casualty insurance) (since 2013). Formerly, Trustee of Northwestern Mutual Life Insurance Company (2010-2013); and Director of Frank Russell Company (global asset management firm) (2008-2013).

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Janus Henderson Global Allocation Fund - Moderate

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
James T. Rothe 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	1/97-Present	Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Co-founder and Managing Director of Roaring Fork Capital SBIC, L.P. (SBA SBIC fund focusing on private investment in public equity firms) (2004-2014), Professor of Business of the University of Colorado (2002-2004), and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	61	Formerly, Director of Red Robin Gourmet Burgers, Inc. (RRGB) (2004- 2014).
William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	6/84-Present	Retired. Formerly, President and founder of HPS Products and Corporate Vice President of MKS Instruments, Boulder, CO (a provider of advanced process control systems for the semiconductor industry) (1976-2012).	61	None

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Janus Henderson Global Allocation Fund - Moderate

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Diane L. Wallace 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	6/17-Present	Retired.	61

Formerly, Independent Trustee, Henderson Global Funds (13 portfolios) (2015-2017); Independent Trustee, State Farm Associates' Funds Trust, State Farm Mutual Fund Trust, and State Farm Variable Product Trust (28 portfolios) (2013-2017). Chief Operating Officer, Senior Vice President-Operations, and Chief Financial Officer for Driehaus Capital Management, LLC (1988-2006); and Treasurer of Driehaus Mutual Funds (1996-2002).

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Janus Henderson Global Allocation Fund - Moderate

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	61

Director of Chicago Community Trust (Regional Community Foundation), Chicago Council on Global Affairs, InnerWorkings (U.S. provider of print procurement solutions to corporate clients), Lurie Children’s Hospital (Chicago, IL), Shirley Ryan Ability Lab and Wrapports, LLC (digital communications company). Formerly, Director of Walmart (until 2017); Director of Chicago Convention & Tourism Bureau (until 2014); and The Field Museum of Natural History (Chicago, IL) (until 2014).

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Janus Henderson Global Allocation Fund - Moderate

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Ashwin Alankar 151 Detroit Street Denver, CO 80206 DOB: 1974	Executive Vice President and Co-Portfolio Manager Janus Henderson Global Allocation Fund – Moderate	9/14-Present

Senior Vice President and Global Head of Asset Allocation and Risk Management of Janus Capital and Portfolio Manager for other Janus Henderson accounts. Formerly, Co-Chief Investment Officer of AllianceBernstein’s Tail Risk Parity (2010-2014).

Enrique Chang 151 Detroit Street Denver, CO 80206 DOB: 1962	Executive Vice President and Co-Portfolio Manager Janus Henderson Global Allocation Fund – Moderate	1/14-Present

Global Chief Investment Officer of Janus Henderson Investors and Portfolio Manager for other Janus Henderson accounts. Formerly, President, Head of Investments of Janus Capital (2016-2017); and Chief Investment Officer Equities and Asset Allocation of Janus Capital (2013-2016). During the five years prior to 2013, Mr. Chang was Chief Investment Officer and Executive Vice President for American Century Investments.

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Janus Henderson Global Allocation Fund - Moderate

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Bruce L. Koepfgen 151 Detroit Street Denver, CO 80206 DOB: 1952	President and Chief Executive Officer	7/14-Present

Head of North America at Janus Henderson Investors and Janus Capital Management LLC (since 2017); Executive Vice President and Director of Janus International Holding LLC (since 2011); Executive Vice President of Janus Distributors LLC (since 2011); Vice President and Director of Intech Investment Management LLC (since 2011); Executive Vice President and Director of Perkins Investment Management LLC (since 2011); and Executive Vice President and Director of Janus Management Holdings Corporation (since 2011). Formerly, President of Janus Capital Group Inc. and Janus Capital Management LLC (2013-2017); Executive Vice President of Janus Services LLC (2011-2015), Janus Capital Group Inc. and Janus Capital Management LLC (2011-2013); and Chief Financial Officer of Janus Capital Group Inc., Janus Capital Management LLC, Janus Distributors LLC, Janus Management Holdings Corporation, and Janus Services LLC (2011-2013).

Susan K. Wold 151 Detroit Street Denver, CO 80206 DOB: 1960	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	9/17-Present

Senior Vice President and Head of Compliance, North America for Janus Henderson (since September 2017);
Formerly, Vice President, Head of Global Corporate Compliance, and Chief Compliance Officer for Janus
Capital Management LLC (May 2017- September 2017); Vice President, Compliance at Janus Capital Group Inc. and Janus Capital Management LLC (2005-2017).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital and Janus Services LLC.

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Janus Henderson Global Allocation Fund - Moderate

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Kathryn L. Santoro 151 Detroit Street Denver, CO 80206 DOB: 1974	Vice President, Chief Legal Counsel, and Secretary	12/16-Present

Vice President of Janus Capital and Janus Services LLC (since 2016). Formerly, Vice President and Associate Counsel of Curian Capital, LLC and Curian Clearing LLC (2013-2016); and General Counsel and Secretary (2011-2012) and Vice President (2009-2012) of Old Mutual Capital, Inc.

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

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Notes

NotesPage1

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Notes

NotesPage2

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Notes

NotesPage3

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Knowledge. Shared

At Janus Henderson, we believe in the sharing of expert insight for better investment and business decisions. We call this ethos Knowledge. Shared.

Learn more by visiting janushenderson.com.

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson, Janus, Henderson, Perkins, Intech and Henderson Geneva are trademarks or registered trademarks of Janus Henderson Investors. © Janus Henderson Investors. The name Janus Henderson Investors includes HGI Group Limited, Henderson Global Investors (Brand Management) Sarl and Janus International Holding LLC.

Funds distributed by Janus Henderson Distributors

125-02-93022 08-18

ANNUAL REPORT June 30, 2018

Janus Henderson Global Bond Fund

Janus Investment Fund

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson Global Bond Fund

Janus Henderson Global Bond Fund (unaudited)

FUND SNAPSHOT

We believe a fundamentally driven, corporate and sovereign investment process can generate risk-adjusted outperformance and capital preservation over time. Our comprehensive, bottom-up view complements traditional top-down decision making, seeking to provide a sustainable competitive advantage.

Ryan Myerberg co-portfolio manager	Christopher Diaz co-portfolio manager

PERFORMANCE SUMMARY

During the one-year period ended June 30, 2018, Janus Henderson Global Bond Fund’s Class I Shares returned 1.17% compared with 1.36% for the Fund’s primary benchmark, the Bloomberg Barclays Global Aggregate Bond Index, and 0.42% for the Fund’s secondary benchmark, the Bloomberg Barclays Global Aggregate Corporate Index.

MARKET ENVIRONMENT

Optimism around synchronous global economic growth and generally solid corporate earnings contributed to tightening corporate spreads early in the period. The passage of U.S. tax reform and its potential to provide tailwinds for the U.S. economy helped both investment-grade and high-yield spreads reach the tightest levels of this credit cycle early in the new year. However, volatility returned to markets in February, stemming in large part from concerns that the Federal Reserve (Fed) may increase interest rates at a faster-than-projected pace. Questions also resurfaced about the sustainability of global growth and geopolitical risks led to additional volatility. In the latter part of the period, investors grappled with the increasing likelihood – and eventual approval – of a populist government in Italy, idiosyncratic challenges in a number of emerging market countries, and escalating trade tensions between the U.S. and China. Corporate valuations retraced earlier gains and spreads finished wider than where they began. Tapering demand, debt-funded consolidation activity and steady supply further impacted investment-grade valuations.

The Fed raised its benchmark rate three times over the course of the period, reflecting near-term confidence in the U.S. economy. Rates rose across the Treasury curve. However, stable long-term expectations contributed to a flatter yield curve. In Europe, the European Central Bank (ECB) extended its asset purchase program through December 2018, but at a reduced rate. In a decisively dovish move, the central bank also announced its plans to hold the overnight rate steady through summer 2019. Core European rates generally rallied over the period.

PERFORMANCE DISCUSSION

The Fund underperformed its primary benchmark, the Bloomberg Barclays Global Aggregate Bond Index.

The Fund’s currency positioning detracted from relative performance. This was largely due to exposure to the Argentine peso. The peso depreciated to an all-time low during the period, and President Mauricio Macri reached out to the International Monetary Fund (IMF) asking for an assistance package, which was eventually granted. We held the currency on expectation that Macri’s market-friendly government would be able to push through fiscal reform. The lack of reform progress, coupled with the country’s need for substantial external funding, led us to exit our position. As a hedge to our currency exposure, we had established a position in Argentina’s front-end floating rate sovereign debt. This partially offset the currency losses as our position benefited when the central bank raised rates in an attempt to prop up the currency.

Other sovereign debt positions also supported relative performance. Our out-of-index position in the government debt of Portugal benefited early in the period when the nation’s debt was upgraded to investment grade by both Standard & Poor’s and Fitch Ratings and included in the Aggregate index. We appreciate Portugal’s economic reform initiatives, which we anticipate will lead to continued improvement in the country’s fundamentals and eventual spread compression toward core European rates. While we maintained an overweight allocation later in the period, we did trim our exposure on concerns that the challenges in Italian politics would impact the broader European periphery.

Our corporate credit positioning, including an out-of-index allocation to high yield, also aided relative results. At the individual issuer level, an out-of-index position in Tesco supported relative performance. We owned the British

Janus Investment Fund	1

Janus Henderson Global Bond Fund (unaudited)

multinational grocery and general merchandise retailer on the belief that it is a strong candidate for ratings upgrades. The company tendered for bonds during the period, which took us out of our position.

Other positions detracted from relative returns. Within our sovereign bond allocation, exposure to the government debt of both Japan and France weighed on results, largely due to yield curve positioning. Within corporate credit, positions in high-yield issuers Telecom Italia and Freeport-McMoRan detracted. Italy’s tumultuous political landscape negatively impacted Telecom Italia in the latter part of the period. We continue to like the Italian telecommunications issuer, but materially reduced our position on expectation that broader risk-off sentiment in the region would impact performance. Telecom Italia continues to execute well versus comparable investment-grade telecommunications issuers, and we believe it is a candidate for investment-grade ratings.

Tariff discussions and trade disputes weighed on Freeport-McMoRan, as did ongoing challenges with the company’s Grasberg copper and gold mine. Freeport was in discussion with the Indonesian government throughout the period regarding its presence in the country and the divestment of the Grasberg asset. We maintain a favorable outlook for Freeport. We anticipate the miner will benefit from increasing demand for copper as the popularity of electric vehicles grows. Additionally, we appreciate the management team’s commitment to paying down debt.

DERIVATIVES USAGE

Please see the Derivative Instruments section in the “Notes to Financial Statements” for a discussion of derivatives used by the Fund.

OUTLOOK

We are growing ever more cautious on the global economic cycle, believing that we are closer to the end than we are to the beginning. We are watching for renewed signs of strength in Europe, or China, or emerging markets, to indicate that global growth can continue to expand. In the interim, we believe it will be difficult for risk assets to perform well. Volatility has also returned to markets as central banks begin to withdraw liquidity, and we are mindful of a number of geopolitical risks, including trade policy, that could incite a sustained risk-off mindset.

As the Fed continues to hike, but the sustainability of growth long term remains uncertain, we expect a higher but flatter Treasury curve. Other major central banks have scaled back hawkish rhetoric, and we anticipate continued divergence in policy rates between the U.S. and the rest of the developed world. We remain underweight core U.S. and European interest rate risk, and continue to seek duration opportunities in countries where we expect central banks to reduce rates or keep them on hold.

At this juncture, we find corporate credit to be generally unattractive. We acknowledge that U.S. corporate fundamentals are strong and tax reform is beneficial. However, rates are rising and valuations are near the expensive end of their ranges. As investment-grade issuers seek to buy growth to combat industry disruption, we anticipate that debt-funded M&A will weigh on valuations, as it has in recent months. Demand is also tapering, due to a combination of new repatriation policies and higher hedging costs. In contrast, shrinking high-yield supply is supporting valuations. However, given that spreads remain near the tightest levels of this credit cycle, we question the sustainability of this trend.

Emerging markets have also been challenged of late amid dollar strength and climbing U.S. rates. In the current environment, this is another asset class that we find generally unattractive, particularly given the potential for contagion from idiosyncratic issuer risk and the asymmetric risk profile of the asset class should markets encounter a major risk-off event.

In light of this landscape, we intend to maintain a more conservative stance. We are focused on mitigating drawdown risk, particularly in our spread product portfolio, but we remain opportunistic. We will continue to seek favorable risk-adjusted carry opportunities in shorter-dated and floating rate spread products with minimal interest rate risk. We have renewed our emphasis on attractively valued, non-cyclical companies with business models designed to generate consistent free cash flow. Our analysts are also seeking issuers with fundamental improvement stories and the potential to generate outperformance, regardless of the broader market environment, as they progress through an upgrade cycle. Given the asymmetric risk at this point of the cycle, we believe security avoidance is as important as security selection. This approach aligns with our core tenets of capital preservation and delivering strong risk-adjusted returns.

Thank you for investing in Janus Henderson Global Bond Fund.

2	JUNE 30, 2018

Janus Henderson Global Bond Fund (unaudited)

Fund At A Glance

June 30, 2018

Fund Profile
30-day Current Yield*	Without Reimbursement	With Reimbursement
Class A Shares NAV	1.03%	1.27%
Class A Shares MOP	0.98%	1.21%
Class C Shares**	0.33%	0.56%
Class D Shares	1.27%	1.49%
Class I Shares	1.37%	1.49%
Class N Shares	1.52%	1.63%
Class S Shares	0.35%	1.13%
Class T Shares	1.21%	1.37%
Weighted Average Maturity		8.6 Years
Average Effective Duration***		6.5 Years
* Yield will fluctuate.
** Does not include the 1.00% contingent deferred sales charge.
*** A theoretical measure of price volatility.

Ratings† Summary - (% of Total Investments)
AAA	8.1%
AA	18.1%
A	6.6%
BBB	10.0%
BB	6.4%
B	1.1%
Not Rated	48.3%
Other	1.4%

† Credit ratings provided by Standard & Poor's (S&P), an independent credit rating agency. Credit ratings range from AAA (highest) to D (lowest) based on S&P's measures. Further information on S&P's rating methodology may be found at www.standardandpoors.com. Other rating agencies may rate the same securities differently. Ratings are relative and subjective and are not absolute standards of quality. Credit quality does not remove market risk and is subject to change. "Not Rated" securities are not rated by S&P, but may be rated by other rating agencies and do not necessarily indicate low quality. "Other" includes cash equivalents, equity securities, and certain derivative instruments.

Significant Areas of Investment - (% of Net Assets)

Asset Allocation - (% of Net Assets)
Foreign Government Bonds	50.0%
Asset-Backed/Commercial Mortgage-Backed Securities	14.5%
Corporate Bonds	14.5%
United States Treasury Notes/Bonds	10.7%
Inflation-Indexed Bonds	7.2%
Investment Companies	2.3%
Bank Loans and Mezzanine Loans	0.9%
Other	(0.1)%
100.0%

Emerging markets comprised 7.3% of total net assets.

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Janus Henderson Global Bond Fund (unaudited)

Performance

See important disclosures on the next page.

				Expense Ratios -
Average Annual Total Return - for the periods ended June 30, 2018				per the October 27, 2017 prospectuses
	One Year	Five Year	Since Inception*	Total Annual Fund Operating Expenses	Net Annual Fund Operating Expenses
Class A Shares at NAV	0.92%	1.86%	2.40%	1.05%	0.93%
Class A Shares at MOP	-3.91%	0.87%	1.74%
Class C Shares at NAV	0.33%	1.10%	1.65%	1.80%	1.68%
Class C Shares at CDSC	-0.66%	1.10%	1.65%
Class D Shares(1)	1.12%	2.01%	2.54%	0.90%	0.75%
Class I Shares	1.17%	2.11%	2.64%	0.81%	0.69%
Class N Shares	1.38%	2.11%	2.59%	0.70%	0.59%
Class S Shares	0.92%	1.84%	2.34%	1.21%	1.10%
Class T Shares	1.14%	1.95%	2.47%	0.95%	0.84%
Bloomberg Barclays Global Aggregate Bond Index	1.36%	1.50%	1.84%
Bloomberg Barclays Global Aggregate Corporate Bond Index	0.42%	2.67%	3.53%
Morningstar Quartile - Class I Shares	2nd	2nd	2nd
Morningstar Ranking - based on total returns for World Bond Funds	109/312	94/281	86/240

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 4.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Net expense ratios reflect the expense waiver, if any, contractually agreed to through November 1, 2018.

4	JUNE 30, 2018

Janus Henderson Global Bond Fund (unaudited)

Performance

Performance may be affected by risks that include those associated with non-diversification, portfolio turnover, short sales, potential conflicts of interest, foreign and emerging markets, initial public offerings (IPOs), high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), derivatives, and commodity-linked investments. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

See Financial Highlights for actual expense ratios during the reporting period.

Class N Shares commenced operations on October 28, 2013. Performance shown for periods prior to October 28, 2013, reflects the performance of the Fund’s Class I Shares, calculated using the fees and expenses of Class N Shares, without the effect of any fee and expense limitations or waivers.

If Class N Shares of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of Class N Shares reflects the fees and expenses of Class N Shares, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectus for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2018 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

*The Fund’s inception date – December 28, 2010

(1) Closed to certain new investors.

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Janus Henderson Global Bond Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (1/1/18)	Ending Account Value (6/30/18)	Expenses Paid During Period (1/1/18 - 6/30/18)†	Beginning Account Value (1/1/18)	Ending Account Value (6/30/18)	Expenses Paid During Period (1/1/18 - 6/30/18)†	Net Annualized Expense Ratio (1/1/18 - 6/30/18)
Class A Shares	$1,000.00	$982.70	$4.62	$1,000.00	$1,020.13	$4.71	0.94%
Class C Shares	$1,000.00	$980.40	$8.05	$1,000.00	$1,016.66	$8.20	1.64%
Class D Shares	$1,000.00	$984.70	$3.64	$1,000.00	$1,021.12	$3.71	0.74%
Class I Shares	$1,000.00	$984.90	$3.40	$1,000.00	$1,021.37	$3.46	0.69%
Class N Shares	$1,000.00	$985.40	$2.95	$1,000.00	$1,021.82	$3.01	0.60%
Class S Shares	$1,000.00	$983.20	$5.16	$1,000.00	$1,019.59	$5.26	1.05%
Class T Shares	$1,000.00	$984.30	$4.13	$1,000.00	$1,020.63	$4.21	0.84%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

6	JUNE 30, 2018

Janus Henderson Global Bond Fund

Schedule of Investments

June 30, 2018

Shares or Principal Amounts			Value
Asset-Backed/Commercial Mortgage-Backed Securities – 14.5%
Applebee's Funding LLC / IHOP Funding LLC, 4.2770%, 9/5/44 (144A)	$1,264,445		$1,254,132
BBCMS 2018-TALL Mortgage Trust,
ICE LIBOR USD 1 Month + 0.7220%, 2.7953%, 3/15/37 (144A)‡	1,940,000		1,936,948
BHMS 2014-ATLS Mortgage Trust,
ICE LIBOR USD 1 Month + 3.0000%, 4.9825%, 7/5/33 (144A)‡	1,388,000		1,387,990
Caesars Palace Las Vegas Trust 2017-VICI, 4.4991%, 10/15/34 (144A)‡	1,436,000		1,409,527
Carlyle US CLO 2018-1 Ltd,
ICE LIBOR USD 3 Month + 1.0200%, 3.0752%, 4/20/31 (144A)‡	1,250,000		1,245,371
CGMS Commercial Mortgage Trust 2017-MDDR,
ICE LIBOR USD 1 Month + 2.5000%, 4.5733%, 7/15/30 (144A)‡	1,156,000		1,154,718
CIFC Funding 2018-II Ltd,
ICE LIBOR USD 3 Month + 1.0400%, 3.0929%, 4/20/31 (144A)‡	1,263,000		1,259,440
Conn's Receivables Funding 2017-B LLC, 4.5200%, 11/15/20 (144A)	2,181,000		2,198,520
Dryden 55 CLO Ltd,
ICE LIBOR USD 3 Month + 1.0200%, 3.0613%, 4/15/31 (144A)‡	273,000		272,547
ECAF I Ltd, 5.8020%, 6/15/40 (144A)	1,148,225		1,152,212
First Investors Auto Owner Trust 2018-1, 7.1600%, 8/15/25 (144A)	740,000		742,238
GSCCRE Commercial Mortgage Trust 2015-HULA,
ICE LIBOR USD 1 Month + 4.4000%, 6.4733%, 8/15/32 (144A)‡	1,415,000		1,418,877
GSCCRE Commercial Mortgage Trust 2015-HULA,
ICE LIBOR USD 1 Month + 5.2500%, 7.3233%, 8/15/32 (144A)‡	1,330,000		1,335,249
Icon Brand Holdings LLC, 4.2290%, 1/25/43 (144A)	388,783		366,831
JP Morgan Chase Commercial Mortgage Securities Trust 2015-UES,
3.7417%, 9/5/32 (144A)‡	310,000		305,609
LCM XVIII LP, ICE LIBOR USD 3 Month + 1.0200%, 3.5000%, 4/20/31 (144A)‡	1,157,000		1,155,035
loanDepot Station Place Agency Securitization Trust 2017-1,
ICE LIBOR USD 1 Month + 1.6000%, 3.6911%, 11/25/50 (144A)‡,§	648,000		647,287
Magnetite VIII Ltd,
ICE LIBOR USD 3 Month + 0.9800%, 3.0717%, 4/15/31 (144A)‡	1,270,000		1,268,024
Mortgage Funding 2008-1 PLC,
ICE LIBOR GBP 3 Month + 1.1000%, 1.7270%, 3/13/46‡	1,666,978	GBP	2,203,501
Prosper Marketplace Issuance Trust Series 2018-1, 3.9000%, 6/17/24 (144A)	880,000		879,486
S-Jets 2017-1 Ltd, 5.6820%, 8/15/42 (144A)	276,722		277,860
Sounds Point CLO IV-R LTD,
ICE LIBOR USD 3 Month + 1.1500%, 3.6514%, 4/18/31 (144A)‡	988,000		988,105
Starwood Retail Property Trust 2014-STAR,
ICE LIBOR USD 1 Month + 3.2500%, 5.3233%, 11/15/27 (144A)‡	1,580,900		1,535,009
Starwood Retail Property Trust 2014-STAR,
ICE LIBOR USD 1 Month + 4.1500%, 6.2233%, 11/15/27 (144A)‡	439,000		412,807
Station Place Securitization Trust 2017-3,
ICE LIBOR USD 1 Month + 1.0000%, 2.9613%, 7/24/18 (144A)‡,§	613,000		613,017
Stratton Mortgage Funding PLC,
ICE LIBOR GBP 3 Month + 0.8000%, 1.5577%, 3/12/44‡	1,800,000	GBP	2,374,653
Taco Bell Funding LLC, 3.8320%, 5/25/46 (144A)	599,865		600,585
Wachovia Bank Commercial Mortgage Trust Series 2007-C30, 5.4130%, 12/15/43‡	577,705		581,763
Wachovia Bank Commercial Mortgage Trust Series 2007-C30, 5.4830%, 12/15/43‡	577,000		582,801
Westlake Automobile Receivables Trust 2015-3, 5.8900%, 7/15/22 (144A)	1,332,000		1,340,717
Willis Engine Structured Trust III, 6.3600%, 8/15/42 (144A)Ç	859,513		845,795
Total Asset-Backed/Commercial Mortgage-Backed Securities (cost $33,967,910)			33,746,654
Bank Loans and Mezzanine Loans – 0.9%
Commercial Mortgage-Backed Securities – 0.6%
Mural Loft Loan, 8.9500%, 8/1/22 (144A)‡,§	1,530,000		1,530,000
Communications – 0.3%
Charter Communications Operating LLC,
ICE LIBOR USD 3 Month + 2.0000%, 4.1000%, 4/30/25‡	653,715		652,283
Total Bank Loans and Mezzanine Loans (cost $2,182,952)			2,182,283

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	7

Janus Henderson Global Bond Fund

Schedule of Investments

June 30, 2018

Shares or Principal Amounts			Value
Corporate Bonds – 14.5%
Banking – 5.6%
Australia & New Zealand Banking Group Ltd, 3.2500%, 6/3/20	1,581,000	AUD	$1,181,938
Bank of America Corp, 2.6500%, 4/1/19	$2,351,000		2,348,517
Capital One NA, 2.4000%, 9/5/19	1,825,000		1,809,068
Citigroup Inc, 2.0500%, 12/7/18	1,768,000		1,764,643
Citigroup Inc, ICE LIBOR USD 3 Month + 1.4300%, 3.7303%, 9/1/23‡	530,000		540,901
Commonwealth Bank of Australia, 3.2500%, 1/17/22	1,610,000	AUD	1,202,874
CYBG PLC, GBP SWAP 5 YR + 3.5160%, 5.0000%, 2/9/26‡	408,000	GBP	557,531
Morgan Stanley, 5.0000%, 9/30/21	3,365,000	AUD	2,633,087
TP ICAP PLC, 5.2500%, 1/26/24	800,000	GBP	1,082,774
			13,121,333
Basic Industry – 1.2%
CF Industries Inc, 7.1250%, 5/1/20	1,674,000		1,768,163
Freeport-McMoRan Inc, 5.4500%, 3/15/43	1,279,000		1,121,939
			2,890,102
Brokerage – 0.7%
E*TRADE Financial Corp, 2.9500%, 8/24/22	329,000		318,601
E*TRADE Financial Corp, 3.8000%, 8/24/27	135,000		129,182
Raymond James Financial Inc, 5.6250%, 4/1/24	1,031,000		1,106,416
			1,554,199
Capital Goods – 0.4%
Eagle Materials Inc, 4.5000%, 8/1/26	507,000		509,219
Leonardo US Holdings Inc, 6.2500%, 1/15/40 (144A)	425,000		459,000
			968,219
Communications – 0.9%
Telecom Italia Capital SA, 7.7210%, 6/4/38	1,236,000		1,328,700
Telecom Italia Finance SA, 7.7500%, 1/24/33	427,000	EUR	685,141
			2,013,841
Consumer Cyclical – 1.7%
1011778 BC ULC / New Red Finance Inc, 4.6250%, 1/15/22 (144A)	804,000		804,000
DR Horton Inc, 3.7500%, 3/1/19	493,000		494,541
Ford Motor Credit Co LLC, 3.5880%, 6/2/20	2,882,000	AUD	2,154,524
General Motors Financial Co Inc, 3.1000%, 1/15/19	603,000		603,571
			4,056,636
Electric – 0.5%
EDP Finance BV, 3.6250%, 7/15/24 (144A)	1,140,000		1,091,529
Energy – 0.5%
Continental Resources Inc/OK, 5.0000%, 9/15/22	1,225,000		1,243,449
Industrial – 1.9%
ADLER Real Estate AG, 3.0000%, 4/27/26	1,000,000	EUR	1,138,026
ATF Netherlands BV, EUR SWAP ANNUAL 5 YR + 4.3750%, 3.7500%µ	1,000,000	EUR	1,176,158
Globalworth Real Estate Investments Ltd, 2.8750%, 6/20/22	496,000	EUR	593,806
Globalworth Real Estate Investments Ltd, 3.0000%, 3/29/25	1,200,000	EUR	1,387,469
			4,295,459
Technology – 0.6%
Broadcom Corp / Broadcom Cayman Finance Ltd, 3.6250%, 1/15/24	412,000		398,668
Seagate HDD Cayman, 3.7500%, 11/15/18	931,000		933,371
			1,332,039
Transportation – 0.5%
Air France-KLM, 3.7500%, 10/12/22	900,000	EUR	1,082,784
Total Corporate Bonds (cost $34,502,827)			33,649,590
Foreign Government Bonds – 50.0%
Australia Government Bond, 2.7500%, 10/21/19	1,712,000	AUD	1,279,149
Australia Government Bond, 5.7500%, 5/15/21	6,888,000	AUD	5,616,228
Australia Government Bond, 2.0000%, 12/21/21	8,050,000	AUD	5,930,404
Australia Government Bond, 3.0000%, 3/21/47	3,474,000	AUD	2,518,737
Bundesrepublik Deutschland Bundesanleihe, 0.5000%, 2/15/28	1,475,158	EUR	1,753,742
Bundesrepublik Deutschland Bundesanleihe, 1.2500%, 8/15/48	1,894,654	EUR	2,341,600
Canadian Government Bond, 0.7500%, 3/1/21	10,063,000	CAD	7,412,018

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	JUNE 30, 2018

Janus Henderson Global Bond Fund

Schedule of Investments

June 30, 2018

Shares or Principal Amounts			Value
Foreign Government Bonds – (continued)
Canadian Government Bond, 1.0000%, 9/1/22	3,375,000	CAD	$2,460,964
Canadian Government Bond, 1.0000%, 6/1/27	2,677,000	CAD	1,846,672
Canadian Government Bond, 2.0000%, 6/1/28	1,569,000	CAD	1,176,064
Colombian TES, 7.5000%, 8/26/26	8,707,900,000	COP	3,136,461
French Republic Government Bond OAT, 1.0000%, 5/25/27	1,986,000	EUR	2,426,035
French Republic Government Bond OAT, 2.0000%, 5/25/48 (144A)	1,899,715	EUR	2,460,792
Italy Buoni Poliennali Del Tesoro, 4.5000%, 2/1/20	3,891,000	EUR	4,813,948
Italy Buoni Poliennali Del Tesoro, 0.6500%, 10/15/23	534,000	EUR	585,681
Italy Buoni Poliennali Del Tesoro, 1.4500%, 5/15/25	2,112,000	EUR	2,336,313
Italy Buoni Poliennali Del Tesoro, 4.7500%, 9/1/28 (144A)	848,000	EUR	1,160,345
Japan Government Five Year Bond, 0.1000%, 3/20/23	537,100,000	JPY	4,899,546
Japan Government Ten Year Bond, 0.4000%, 6/20/25	253,750,000	JPY	2,365,835
Japan Government Ten Year Bond, 0.1000%, 6/20/27	982,150,000	JPY	9,050,421
Japan Government Thirty Year Bond, 0.5000%, 9/20/46	199,800,000	JPY	1,716,421
Japan Government Twenty Year Bond, 0.5000%, 9/20/36	267,400,000	JPY	2,446,408
Kingdom of Belgium Government Bond, 4.2500%, 3/28/41 (144A)	910,000	EUR	1,650,403
Mexican Bonos, 5.0000%, 12/11/19	72,057,000	MXN	3,488,044
Mexican Bonos, 6.5000%, 6/9/22	37,498,000	MXN	1,812,700
Mexican Bonos, 7.5000%, 6/3/27	82,336,000	MXN	4,125,246
New Zealand Government Bond, 5.0000%, 3/15/19	5,892,000	NZD	4,079,694
New Zealand Government Bond, 3.0000%, 4/15/20	1,550,000	NZD	1,071,314
Portugal Obrigacoes do Tesouro OT, 5.6500%, 2/15/24 (144A)	3,200,159	EUR	4,732,877
Portugal Obrigacoes do Tesouro OT, 2.8750%, 10/15/25 (144A)	1,436,305	EUR	1,865,485
Portugal Obrigacoes do Tesouro OT, 4.1000%, 2/15/45 (144A)	410,150	EUR	589,300
Republic of Poland Government Bond, 1.5000%, 4/25/20	9,528,000	PLN	2,539,986
Spain Government Bond, 4.4000%, 10/31/23 (144A)	3,358,000	EUR	4,728,844
Spain Government Bond, 3.8000%, 4/30/24 (144A)	2,210,000	EUR	3,052,271
Spain Government Bond, 1.5000%, 4/30/27 (144A)	1,954,000	EUR	2,339,424
Spain Government Bond, 2.9000%, 10/31/46 (144A)	1,358,000	EUR	1,729,229
Sweden Government Bond, 0.7500%, 5/12/28	10,600,000	SEK	1,211,765
United Kingdom Gilt, 0.5000%, 7/22/22	1,819,000	GBP	2,362,511
United Kingdom Gilt, 1.7500%, 9/7/37	1,465,000	GBP	1,940,215
United Kingdom Gilt, 1.5000%, 7/22/47	2,643,000	GBP	3,296,381
Total Foreign Government Bonds (cost $118,366,583)			116,349,473
Inflation-Indexed Bonds – 7.2%
Japanese Government CPI Linked Bond, 0.1000%, 3/10/27	753,681,600	JPY	7,196,400
United States Treasury Inflation Indexed Bonds, 0.5000%, 1/15/28ÇÇ	$4,767,585		4,663,495
United States Treasury Inflation Indexed Bonds, 1.0000%, 2/15/46ÇÇ	2,489,518		2,562,980
United States Treasury Inflation Indexed Bonds, 1.0000%, 2/15/48ÇÇ	2,254,965		2,330,089
Total Inflation-Indexed Bonds (cost $16,425,641)			16,752,964
United States Treasury Notes/Bonds – 10.7%
1.1250%, 2/28/19	6,317,000		6,270,610
2.0000%, 11/30/22	3,689,000		3,579,771
2.3750%, 5/15/27	1,599,000		1,539,287
2.2500%, 11/15/27	1,962,000		1,864,360
2.7500%, 2/15/28	3,095,000		3,067,314
2.8750%, 5/15/28	3,616,800		3,622,451
2.5000%, 2/15/45	288,000		262,316
2.2500%, 8/15/46	1,302,000		1,120,127
2.7500%, 11/15/47	733,000		698,669
3.0000%, 2/15/48	264,000		264,619
3.1250%, 5/15/48	2,593,100		2,662,688
Total United States Treasury Notes/Bonds (cost $24,942,304)			24,952,212

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson Global Bond Fund

Schedule of Investments

June 30, 2018

Shares or Principal Amounts		Value
Investment Companies – 2.3%
Money Markets – 2.3%
Janus Henderson Cash Liquidity Fund LLC, 1.8501%ºº,£ (cost $5,310,823)	5,310,823	$5,310,823
Total Investments (total cost $235,699,040) – 100.1%		232,943,999
Liabilities, net of Cash, Receivables and Other Assets – (0.1)%		(190,955)
Net Assets – 100%		$232,753,044

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$83,429,648	35.8%
Japan	27,675,031	11.9
Australia	17,729,330	7.6
United Kingdom	13,817,566	5.9
Canada	13,699,718	5.9
Spain	11,849,768	5.1
Italy	11,369,128	4.9
Mexico	9,425,990	4.0
Portugal	8,279,191	3.6
Germany	6,409,526	2.8
Cayman Islands	6,188,522	2.7
France	5,969,611	2.6
New Zealand	5,151,008	2.2
Colombia	3,136,461	1.3
Poland	2,539,986	1.1
Romania	1,981,275	0.8
Belgium	1,650,403	0.7
Sweden	1,211,765	0.5
Ireland	1,152,212	0.5
Bermuda	277,860	0.1

Total	$232,943,999	100.0%

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 6/30/18
Investment Companies - 2.3%
Investments Purchased with Cash Collateral from Securities Lending - N/A
Janus Henderson Cash Collateral Fund LLC, 1.8237%ºº	$8,899∆	$-	$-	$-
Money Markets - 2.3%
Janus Henderson Cash Liquidity Fund LLC, 1.8501%ºº	$133,144	$-	$-	$5,310,823
Total Affiliated Investments - 2.3%	$142,043	$-	$-	$5,310,823

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	JUNE 30, 2018

Janus Henderson Global Bond Fund

Schedule of Investments

June 30, 2018

	Share Balance at 6/30/17	Purchases	Sales	Share Balance at 6/30/18
Investment Companies - 2.3%
Investments Purchased with Cash Collateral from Securities Lending - N/A
Janus Henderson Cash Collateral Fund LLC, 1.8237%ºº	263,520	37,661,508	(37,925,028)	-
Money Markets - 2.3%
Janus Henderson Cash Liquidity Fund LLC, 1.8501%ºº	14,558,241	291,404,582	(300,652,000)	5,310,823

Schedule of Forward Foreign Currency Exchange Contracts, Open

Counterparty/ Foreign Currency	Settlement Date	Foreign Currency Amount (Sold)/ Purchased	USD Currency Amount (Sold)/ Purchased	Market Value and Unrealized Appreciation/ (Depreciation)
Bank of America:
Australian Dollar	8/16/18	(5,865,000)	$4,340,599	$465
British Pound	8/16/18	1,910,000	(2,534,169)	(8,471)
Colombian Peso	8/16/18	3,874,425,000	(1,322,645)	(2,547)
Danish Krone	8/16/18	(206,000)	32,373	(44)
Indonesian Rupiah	8/16/18	33,677,053,000	(2,347,651)	(10,390)
Mexican Peso	8/16/18	(57,143,000)	2,848,238	(7,923)
New Zealand Dollar	8/16/18	(3,148,000)	2,159,213	27,664

				(1,246)
Barclays Capital, Inc.:
Australian Dollar	8/16/18	(12,336,000)	9,129,405	693
British Pound	8/16/18	51,000	(67,672)	(232)
Canadian Dollar	8/16/18	(7,267,000)	5,467,170	(65,953)
Czech Koruna	8/16/18	24,042,000	(1,084,223)	464
Euro	8/16/18	1,589,000	(1,859,785)	2,342
Japanese Yen	8/16/18	264,913,000	(2,417,030)	(16,025)
Norwegian Krone	8/16/18	24,405,000	(3,013,478)	(9,782)
Polish Zloty	8/16/18	(1,096,000)	295,323	2,343
Swedish Krona	8/16/18	(11,980,000)	1,355,985	13,088

				(73,062)
BNP Paribas:
Czech Koruna	8/16/18	53,432,000	(2,409,799)	858
Euro	8/16/18	(565,000)	661,133	(982)
Japanese Yen	8/16/18	496,299,000	(4,525,823)	(27,680)
Norwegian Krone	8/16/18	(2,222,000)	274,280	803

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	11

Janus Henderson Global Bond Fund

Schedule of Investments

June 30, 2018

Counterparty/ Foreign Currency	Settlement Date	Foreign Currency Amount (Sold)/ Purchased	USD Currency Amount (Sold)/ Purchased	Market Value and Unrealized Appreciation/ (Depreciation)
Polish Zloty	8/16/18	127,000	$(34,205)	(256)
Swedish Krona	8/16/18	1,100,000	(124,464)	(1,159)
Swiss Franc	8/16/18	2,387,000	(2,418,609)	2,768

				(25,648)
Citibank NA:
Australian Dollar	8/16/18	(12,254,000)	9,066,612	(1,420)
British Pound	8/16/18	(3,341,000)	4,430,567	12,577
Canadian Dollar	8/16/18	(3,632,000)	2,733,396	(32,023)
Czech Koruna	8/16/18	26,692,000	(1,202,180)	2,066
Euro	8/16/18	4,039,000	(4,725,525)	7,723
Japanese Yen	8/16/18	730,014,000	(6,659,071)	(42,683)
New Zealand Dollar	8/16/18	(1,184,000)	811,620	9,919

				(43,841)
HSBC Securities (USA), Inc.:
British Pound	8/16/18	(647,000)	856,143	579
Euro	8/16/18	(1,596,000)	1,864,773	(5,557)
Japanese Yen	8/16/18	16,442,000	(149,837)	(817)
Mexican Peso	8/16/18	(23,365,000)	1,176,912	9,067
Mexican Peso	8/16/18	(44,467,000)	2,219,038	(3,543)
New Zealand Dollar	8/16/18	(3,362,000)	2,302,664	26,213
Norwegian Krone	8/16/18	15,714,000	(1,940,739)	(6,705)

				19,237
JPMorgan Chase & Co.:
British Pound	8/16/18	(2,320,000)	3,075,566	7,701
Euro	8/16/18	1,378,000	(1,608,810)	6,049
Japanese Yen	8/16/18	61,266,000	(558,789)	(3,512)
Mexican Peso	8/16/18	(62,696,000)	3,128,274	(5,441)
Polish Zloty	8/16/18	(8,573,000)	2,308,485	16,770

				21,567
Total				$(102,993)

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

12	JUNE 30, 2018

Janus Henderson Global Bond Fund

Schedule of Investments

June 30, 2018

Schedule of Futures

Description	Number of Contracts	Expiration Date	Value and Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin Asset/(Liability)
Futures Purchased:
2-Year US Treasury Note	22	9/28/18	$4,660,219	$(18,138)	$(688)
US Treasury Long Bond	3	9/19/18	435,000	(1,260)	94
Total - Futures Purchased				(19,398)	(594)
Futures Sold:
5-Year US Treasury Note	18	9/28/18	2,045,109	9,154	422
Ultra 10-Year US Treasury Note	8	9/19/18	1,025,875	5,045	-
Total - Futures Sold				14,199	422
Total				$(5,199)	$(172)

The following table, grouped by derivative type, provides information about the fair value and location of derivatives within the Statement of Assets and Liabilities as of June 30, 2018.

Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of June 30, 2018

	Currency Contracts	Interest Rate Contracts		Total
Asset Derivatives:
Forward foreign currency exchange contracts	$150,152	$ -		$150,152
Variation margin receivable	-	516	(a)	516

Total Asset Derivatives	$150,152	$ 516		$150,668

Liability Derivatives:
Forward foreign currency exchange contracts	$253,145	$ -		$253,145
Variation margin payable	-	688	(a)	688

Total Liability Derivatives	$253,145	$ 688		$253,833
(a) Amounts relate to variation margin for futures.

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	13

Janus Henderson Global Bond Fund

Schedule of Investments

June 30, 2018

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended June 30, 2018.

The effect of Derivative Instruments (not accounted for as hedging instruments) on the Statement of Operations for the year ended June 30, 2018

Amount of Realized Gain/(Loss) Recognized on Derivatives
Derivative	Currency Contracts	Interest Rate Contracts	Total
Futures contracts	$ -	$ 205,677	$ 205,677
Forward foreign currency exchange contracts	1,928,003	-	1,928,003
Purchased options contracts	(305,536)	-	(305,536)
Written options contracts	40,879	-	40,879

Total	$1,663,346	$ 205,677	$1,869,023

Amount of Change in Unrealized Appreciation/Depreciation Recognized on Derivatives
Derivative	Currency Contracts	Interest Rate Contracts	Total
Futures contracts	$ -	$ 1,837	$ 1,837
Forward foreign currency exchange contracts	72,454	-	72,454
Purchased options contracts	189,507	-	189,507

Total	$ 261,961	$ 1,837	$ 263,798

Please see the "Net Realized Gain/(Loss) on Investments" and "Change in Unrealized Net Appreciation/Depreciation" sections of the Fund’s Statement of Operations.

Average Ending Monthly Market Value of Derivative Instruments During the Year Ended June 30, 2018

Market Value
Forward foreign currency exchange contracts, purchased	$52,620,253
Forward foreign currency exchange contracts, sold	54,292,115
Futures contracts, purchased	4,032,930
Futures contracts, sold	14,787,326
Purchased options contracts, put	19,134
Written options contracts, put	6,045

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

14	JUNE 30, 2018

Janus Henderson Global Bond Fund

Notes to Schedule of Investments and Other Information

Bloomberg Barclays Global Aggregate Bond Index	Bloomberg Barclays Global Aggregate Bond Index is a broad-based measure of the global investment grade fixed-rate debt markets.
Bloomberg Barclays Global Aggregate Corporate Bond Index	Bloomberg Barclays Global Aggregate Corporate Bond Index measures global investment grade, fixed-rate corporate bonds.

ICE	Intercontinental Exchange
LIBOR	London Interbank Offered Rate
LLC	Limited Liability Company
LP	Limited Partnership
PLC	Public Limited Company
ULC	Unlimited Liability Company

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the year ended June 30, 2018 is $56,197,435, which represents 24.1% of net assets.

‡

Variable or floating rate security. Rate shown is the current rate as of June 30, 2018. Certain variable rate securities are not based on a published reference rate and spread; they are determined by the issuer or agent and current market conditions. Reference rate is as of reset date and may vary by security, which may not indicate a reference rate and/or spread in their description.

ÇÇ	Security is a U.S. Treasury Inflation-Protected Security (TIPS).

ºº	Rate shown is the 7-day yield as of June 30, 2018.

µ

This variable rate security is a perpetual bond. Perpetual bonds have no contractual maturity date, are not redeemable, and pay an indefinite stream of interest. The coupon rate shown represents the current interest rate.

Ç	Step bond. The coupon rate will increase or decrease periodically based upon a predetermined schedule. The rate shown reflects the current rate.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

∆	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

§				Schedule of Restricted and Illiquid Securities (as of June 30, 2018)
				Value as a
	Acquisition			% of Net
	Date	Cost	Value	Assets
loanDepot Station Place Agency Securitization Trust 2017-1, ICE LIBOR USD 1 Month + 1.6000%, 3.6911%, 11/25/50	11/29/17	$648,000	$647,287	0.3%
Mural Loft Loan, 8.9500%, 8/1/22	7/13/17	1,530,000	1,530,000	0.6
Station Place Securitization Trust 2017-3, ICE LIBOR USD 1 Month + 1.0000%, 2.9613%, 7/24/18	8/11/17	613,000	613,017	0.3
Total		$2,791,000	$2,790,304	1.2%

The Fund has registration rights for certain restricted securities held as of June 30, 2018. The issuer incurs all registration costs.

Janus Investment Fund	15

Janus Henderson Global Bond Fund

Notes to Schedule of Investments and Other Information

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of June 30, 2018. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quotes Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Asset-Backed/Commercial Mortgage-Backed Securities	$-	$33,746,654	$-
Bank Loans and Mezzanine Loans	-	2,182,283	-
Corporate Bonds	-	33,649,590	-
Foreign Government Bonds	-	116,349,473	-
Inflation-Indexed Bonds	-	16,752,964	-
United States Treasury Notes/Bonds	-	24,952,212	-
Investment Companies	-	5,310,823	-
Total Investments in Securities	$-	$232,943,999	$-
Other Financial Instruments(a):
Forward Foreign Currency Exchange Contracts	$-	$150,152	$-
Variation Margin Receivable	516	-	-
Total Assets	$516	$233,094,151	$-
Liabilities
Other Financial Instruments(a):
Forward Foreign Currency Exchange Contracts	$-	$253,145	$-
Variation Margin Payable	688	-	-
Total Liabilities	$688	$253,145	$-

(a)

Other financial instruments include forward foreign currency exchange, futures, written options, written swaptions, and swap contracts. Forward foreign currency exchange contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date. Futures, certain written options on futures, and centrally cleared swap contracts are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Written options, written swaptions, and other swap contracts are reported at their market value at measurement date.

16	JUNE 30, 2018

Janus Henderson Global Bond Fund

Statement of Assets and Liabilities

June 30, 2018

See footnotes at the end of the Statement.

Assets:
Unaffiliated investments, at value(1)	$227,633,176
Affiliated investments, at value(2)	5,310,823
Deposits with brokers for futures	290,000
Forward foreign currency exchange contracts	150,152
Cash denominated in foreign currency(3)	141,806
Closed foreign currency contracts	1,792,293
Variation margin receivable	516
Non-interested Trustees' deferred compensation	4,865
Receivables:
Investments sold	10,747,166
Interest	1,522,923
Dividends from affiliates	14,992
Fund shares sold	5,761
Other assets	13,728
Total Assets	247,628,201
Liabilities:
Due to custodian	456,452
Forward foreign currency exchange contracts	253,145
Closed foreign currency contracts	1,774,235
Variation margin payable	688
Payables:	—
Investments purchased	11,986,411
Fund shares repurchased	172,011
Advisory fees	95,066
Professional fees	52,276
Non-affiliated fund administration fees payable	16,581
Transfer agent fees and expenses	15,534
Non-interested Trustees' deferred compensation fees	4,865
12b-1 Distribution and shareholder servicing fees	2,670
Non-interested Trustees' fees and expenses	2,149
Custodian fees	1,893
Dividends	1,620
Affiliated fund administration fees payable	502
Accrued expenses and other payables	39,059
Total Liabilities	14,875,157
Net Assets	$232,753,044

See Notes to Financial Statements.

Janus Investment Fund	17

Janus Henderson Global Bond Fund

Statement of Assets and Liabilities

June 30, 2018

Net Assets Consist of:
Capital (par value and paid-in surplus)	$240,818,730
Undistributed net investment income/(loss)	(873,500)
Undistributed net realized gain/(loss) from investments and foreign currency transactions	(4,330,016)
Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	(2,862,170)
Total Net Assets	$232,753,044
Net Assets - Class A Shares	$2,229,823
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	237,265
Net Asset Value Per Share(4)	$9.40
Maximum Offering Price Per Share(5)	$9.87
Net Assets - Class C Shares	$2,422,332
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	257,446
Net Asset Value Per Share(4)	$9.41
Net Assets - Class D Shares	$12,026,354
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,280,803
Net Asset Value Per Share	$9.39
Net Assets - Class I Shares	$25,421,236
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	2,706,008
Net Asset Value Per Share	$9.39
Net Assets - Class N Shares	$183,605,437
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	19,545,264
Net Asset Value Per Share	$9.39
Net Assets - Class S Shares	$447,537
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	47,540
Net Asset Value Per Share	$9.41
Net Assets - Class T Shares	$6,600,325
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	702,129
Net Asset Value Per Share	$9.40

(1) Includes cost of $230,388,217.

(2) Includes cost of $5,310,823.

(3) Includes cost of $141,806.

(4) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(5) Maximum offering price is computed at 100/95.25 of net asset value.

See Notes to Financial Statements.

18	JUNE 30, 2018

Janus Henderson Global Bond Fund

Statement of Operations

For the year ended June 30, 2018

Investment Income:
Interest	$7,801,202
Dividends from affiliates	133,144
Affiliated securities lending income, net	8,899
Other income	92,492
Foreign tax withheld	(27,108)
Total Investment Income	8,008,629
Expenses:
Advisory fees	1,444,688
12b-1 Distribution and shareholder servicing fees:
Class A Shares	6,596
Class C Shares	27,856
Class S Shares	1,084
Transfer agent administrative fees and expenses:
Class D Shares	13,495
Class S Shares	1,084
Class T Shares	15,226
Transfer agent networking and omnibus fees:
Class A Shares	2,224
Class C Shares	2,410
Class I Shares	28,841
Other transfer agent fees and expenses:
Class A Shares	331
Class C Shares	317
Class D Shares	3,502
Class I Shares	1,582
Class N Shares	6,167
Class S Shares	24
Class T Shares	238
Registration fees	87,672
Professional fees	68,343
Custodian fees	45,153
Non-affiliated fund administration fees	16,584
Affiliated fund administration fees	15,156
Shareholder reports expense	14,347
Non-interested Trustees’ fees and expenses	7,915
Other expenses	49,527
Total Expenses	1,860,362
Less: Excess Expense Reimbursement and Waivers	(315,487)
Net Expenses	1,544,875
Net Investment Income/(Loss)	6,463,754

See Notes to Financial Statements.

Janus Investment Fund	19

Janus Henderson Global Bond Fund

Statement of Operations

For the year ended June 30, 2018

Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions(1)	$(493,497)
Purchased options contracts	(305,536)
Forward foreign currency exchange contracts	1,928,003
Futures contracts	205,677
Written options contracts	40,879
Total Net Realized Gain/(Loss) on Investments	1,375,526
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	(5,081,586)
Purchased options contracts	189,507
Forward foreign currency exchange contracts	72,454
Futures contracts	1,837
Total Change in Unrealized Net Appreciation/Depreciation	(4,817,788)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$3,021,492

(1) Includes realized foreign capital gains tax on investments of $12,559.

See Notes to Financial Statements.

20	JUNE 30, 2018

Janus Henderson Global Bond Fund

Statements of Changes in Net Assets

	Year ended June 30, 2018	Year ended June 30, 2017

Operations:
Net investment income/(loss)	$6,463,754	$5,102,198
Net realized gain/(loss) on investments	1,375,526	(12,644,161)
Change in unrealized net appreciation/depreciation	(4,817,788)	3,103,556
Net Increase/(Decrease) in Net Assets Resulting from Operations	3,021,492	(4,438,407)
Dividends and Distributions to Shareholders:
Return of Capital on Dividends from Net Investment Income
Class A Shares	(63,612)	(147,487)
Class C Shares	(49,730)	(43,331)
Class D Shares	(290,288)	(208,980)
Class I Shares	(829,566)	(665,760)
Class N Shares	(5,138,409)	(3,951,143)
Class S Shares	(9,903)	(6,578)
Class T Shares	(151,601)	(131,575)
Net Decrease from Dividends and Distributions to Shareholders	(6,533,109)	(5,154,854)
Capital Share Transactions:
Class A Shares	(870,797)	(10,830,195)
Class C Shares	(886,046)	(1,730,953)
Class D Shares	2,239,153	(861,396)
Class I Shares	(5,181,242)	(5,995,791)
Class N Shares	8,087,526	(23,844,603)
Class S Shares	6,448	182,051
Class T Shares	932,764	(2,916,121)
Net Increase/(Decrease) from Capital Share Transactions	4,327,806	(45,997,008)
Net Increase/(Decrease) in Net Assets	816,189	(55,590,269)
Net Assets:
Beginning of period	231,936,855	287,527,124
End of period	$232,753,044	$231,936,855

Undistributed Net Investment Income/(Loss)	$(873,500)	$(12,026,975)

See Notes to Financial Statements.

Janus Investment Fund	21

Janus Henderson Global Bond Fund

Financial Highlights

Class A Shares
For a share outstanding during each year ended June 30	2018	2017	2016		2015	2014
Net Asset Value, Beginning of Period	$9.54	$9.84	$9.59		$10.61	$9.85
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.23	0.15	0.17		0.16	0.26
Net realized and unrealized gain/(loss)	(0.14)	(0.28)	0.25		(0.68)	0.80
Total from Investment Operations	0.09	(0.13)	0.42		(0.52)	1.06
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	(0.01)		(0.50)	(0.30)
Return of capital	(0.23)	(0.17)	(0.16)		—(2)	—
Total Dividends and Distributions	(0.23)	(0.17)	(0.17)		(0.50)	(0.30)
Net Asset Value, End of Period	$9.40	$9.54	$9.84		$9.59	$10.61
Total Return*	0.92%	(1.32)%	4.47%		(5.03)%	10.96%
Net Assets, End of Period (in thousands)	$2,230	$3,124	$14,574		$27,198	$6,247
Average Net Assets for the Period (in thousands)	$2,633	$9,227	$18,018		$24,080	$3,737
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.10%	1.05%	1.07%		1.04%	1.02%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.94%	0.98%	1.02%		1.00%	1.02%
Ratio of Net Investment Income/(Loss)	2.39%	1.58%	1.78%		1.57%	2.53%
Portfolio Turnover Rate	249%	210%	125%		191%	171%
				1

Class C Shares
For a share outstanding during each year ended June 30	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$9.54	$9.85	$9.60	$10.62	$9.86
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.16	0.09	0.10	0.08	0.16
Net realized and unrealized gain/(loss)	(0.13)	(0.30)	0.25	(0.68)	0.82
Total from Investment Operations	0.03	(0.21)	0.35	(0.60)	0.98
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—(2)	(0.42)	(0.22)
Return of capital	(0.16)	(0.10)	(0.10)	—(2)	—
Total Dividends and Distributions	(0.16)	(0.10)	(0.10)	(0.42)	(0.22)
Net Asset Value, End of Period	$9.41	$9.54	$9.85	$9.60	$10.62
Total Return*	0.33%	(2.16)%	3.71%	(5.75)%	10.09%
Net Assets, End of Period (in thousands)	$2,422	$3,334	$5,288	$7,339	$1,325
Average Net Assets for the Period (in thousands)	$2,908	$4,557	$6,037	$5,754	$963
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.80%	1.80%	1.79%	1.81%	1.80%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.65%	1.72%	1.74%	1.77%	1.79%
Ratio of Net Investment Income/(Loss)	1.68%	0.93%	1.06%	0.81%	1.54%
Portfolio Turnover Rate	249%	210%	125%	191%	171%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

See Notes to Financial Statements.

22	JUNE 30, 2018

Janus Henderson Global Bond Fund

Financial Highlights

Class D Shares
For a share outstanding during each year ended June 30	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$9.53	$9.84	$9.59	$10.61	$9.85
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.25	0.18	0.19	0.18	0.27
Net realized and unrealized gain/(loss)	(0.14)	(0.30)	0.25	(0.68)	0.80
Total from Investment Operations	0.11	(0.12)	0.44	(0.50)	1.07
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	(0.01)	(0.52)	(0.31)
Return of capital	(0.25)	(0.19)	(0.18)	—(2)	—
Total Dividends and Distributions	(0.25)	(0.19)	(0.19)	(0.52)	(0.31)
Net Asset Value, End of Period	$9.39	$9.53	$9.84	$9.59	$10.61
Total Return*	1.12%	(1.24)%	4.67%	(4.88)%	11.07%
Net Assets, End of Period (in thousands)	$12,026	$10,045	$11,390	$10,132	$13,098
Average Net Assets for the Period (in thousands)	$11,262	$10,889	$9,684	$12,333	$8,833
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.92%	0.90%	0.93%	0.89%	0.92%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.75%	0.78%	0.83%	0.84%	0.92%
Ratio of Net Investment Income/(Loss)	2.55%	1.90%	1.98%	1.77%	2.63%
Portfolio Turnover Rate	249%	210%	125%	191%	171%

Class I Shares
For a share outstanding during each year ended June 30	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$9.53	$9.84	$9.58	$10.60	$9.84
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.25	0.19	0.20	0.17	0.21
Net realized and unrealized gain/(loss)	(0.13)	(0.31)	0.26	(0.66)	0.88
Total from Investment Operations	0.12	(0.12)	0.46	(0.49)	1.09
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	(0.01)	(0.53)	(0.33)
Return of capital	(0.26)	(0.19)	(0.19)	—(2)	—
Total Dividends and Distributions	(0.26)	(0.19)	(0.20)	(0.53)	(0.33)
Net Asset Value, End of Period	$9.39	$9.53	$9.84	$9.58	$10.60
Total Return*	1.17%	(1.19)%	4.85%	(4.81)%	11.24%
Net Assets, End of Period (in thousands)	$25,421	$31,136	$38,506	$33,551	$2,990
Average Net Assets for the Period (in thousands)	$31,326	$33,938	$31,348	$32,970	$77,450
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.82%	0.81%	0.80%	0.80%	0.75%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.69%	0.73%	0.75%	0.76%	0.75%
Ratio of Net Investment Income/(Loss)	2.62%	1.94%	2.05%	1.73%	2.13%
Portfolio Turnover Rate	249%	210%	125%	191%	171%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

See Notes to Financial Statements.

Janus Investment Fund	23

Janus Henderson Global Bond Fund

Financial Highlights

Class N Shares
For a share outstanding during each year or period ended June 30	2018	2017	2016	2015	2014(1)
Net Asset Value, Beginning of Period	$9.52	$9.83	$9.58	$10.60	$10.12
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.26	0.20	0.21	0.20	0.22
Net realized and unrealized gain/(loss)	(0.13)	(0.31)	0.25	(0.68)	0.50
Total from Investment Operations	0.13	(0.11)	0.46	(0.48)	0.72
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	(0.01)	(0.54)	(0.24)
Return of capital	(0.26)	(0.20)	(0.20)	—(3)	—
Total Dividends and Distributions	(0.26)	(0.20)	(0.21)	(0.54)	(0.24)
Net Asset Value, End of Period	$9.39	$9.52	$9.83	$9.58	$10.60
Total Return*	1.38%	(1.09)%	4.84%	(4.73)%	7.22%
Net Assets, End of Period (in thousands)	$183,605	$178,045	$208,508	$222,452	$249,350
Average Net Assets for the Period (in thousands)	$186,758	$188,871	$210,982	$245,055	$237,653
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.72%	0.70%	0.71%	0.70%	0.71%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.60%	0.62%	0.66%	0.67%	0.71%
Ratio of Net Investment Income/(Loss)	2.72%	2.07%	2.14%	1.95%	3.19%
Portfolio Turnover Rate	249%	210%	125%	191%	171%

Class S Shares
For a share outstanding during each year ended June 30	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$9.54	$9.85	$9.60	$10.62	$9.87
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.22	0.17	0.19	0.16	0.23
Net realized and unrealized gain/(loss)	(0.13)	(0.32)	0.26	(0.69)	0.83
Total from Investment Operations	0.09	(0.15)	0.45	(0.53)	1.06
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	(0.01)	(0.49)	(0.31)
Return of capital	(0.22)	(0.16)	(0.19)	—(3)	—
Total Dividends and Distributions	(0.22)	(0.16)	(0.20)	(0.49)	(0.31)
Net Asset Value, End of Period	$9.41	$9.54	$9.85	$9.60	$10.62
Total Return*	0.92%	(1.52)%	4.72%	(5.18)%	10.90%
Net Assets, End of Period (in thousands)	$448	$448	$267	$162	$418
Average Net Assets for the Period (in thousands)	$435	$369	$173	$192	$571
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.40%	1.21%	1.22%	1.19%	1.25%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.05%	1.07%	0.79%	1.17%	1.06%
Ratio of Net Investment Income/(Loss)	2.25%	1.76%	2.01%	1.60%	2.29%
Portfolio Turnover Rate	249%	210%	125%	191%	171%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from October 28, 2013 (inception date) through June 30, 2014.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

(3) Less than $0.005 on a per share basis.

See Notes to Financial Statements.

24	JUNE 30, 2018

Janus Henderson Global Bond Fund

Financial Highlights

Class T Shares
For a share outstanding during each year ended June 30	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$9.53	$9.84	$9.59	$10.61	$9.86
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.24	0.17	0.18	0.17	0.26
Net realized and unrealized gain/(loss)	(0.13)	(0.30)	0.25	(0.68)	0.80
Total from Investment Operations	0.11	(0.13)	0.43	(0.51)	1.06
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	(0.01)	(0.51)	(0.31)
Return of capital	(0.24)	(0.18)	(0.17)	—(2)	—
Total Dividends and Distributions	(0.24)	(0.18)	(0.18)	(0.51)	(0.31)
Net Asset Value, End of Period	$9.40	$9.53	$9.84	$9.59	$10.61
Total Return*	1.14%	(1.32)%	4.59%	(4.96)%	10.91%
Net Assets, End of Period (in thousands)	$6,600	$5,804	$8,994	$17,880	$11,830
Average Net Assets for the Period (in thousands)	$6,097	$7,240	$10,362	$17,663	$7,406
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.99%	0.95%	0.96%	0.96%	0.99%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.83%	0.86%	0.90%	0.92%	0.97%
Ratio of Net Investment Income/(Loss)	2.46%	1.80%	1.89%	1.66%	2.60%
Portfolio Turnover Rate	249%	210%	125%	191%	171%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

See Notes to Financial Statements.

Janus Investment Fund	25

Janus Henderson Global Bond Fund

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Janus Henderson Global Bond Fund (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 49 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks total return, consistent with preservation of capital. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares. Class D Shares are closed to certain new investors.

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus Henderson funds. Class D Shares are available only to investors who hold accounts directly with the Janus Henderson funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of: 1) certain adviser-assisted, employer-sponsored retirement plans, including 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans; and 2) retail investors purchasing in qualified or nonqualified accounts, whose accounts are held through an omnibus account at their financial intermediary, and where the financial intermediary requires no payment or reimbursement from the Fund, Janus Capital Management LLC (“Janus Capital”), or its affiliates. Class N Shares are also available to Janus Henderson proprietary products and to certain direct institutional investors approved by Janus Distributors LLC dba Janus Henderson Distributors (“Janus Henderson Distributors”) including, but not limited to, corporations, certain retirement plans, public plans, and foundations and endowments, subject to minimum investment requirements.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price.

26	JUNE 30, 2018

Janus Henderson Global Bond Fund

Notes to Financial Statements

Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2018 to fair value the Fund’s investments in

Janus Investment Fund	27

Janus Henderson Global Bond Fund

Notes to Financial Statements

securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the year. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

Dividends are declared daily and distributed monthly for the Fund. Realized capital gains, if any, are declared and distributed in December. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or the Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

28	JUNE 30, 2018

Janus Henderson Global Bond Fund

Notes to Financial Statements

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

On December 22, 2017, the Tax Cuts and Jobs Act was signed into law. Currently, Management does not believe the bill will have a material impact on the Fund’s intention to continue to qualify as a regulated investment company, which is generally not subject to U.S. federal income tax.

2. Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the year ended June 30, 2018 is discussed in further detail below. A summary of derivative activity by the Fund is reflected in the tables at the end of the Schedule of Investments.

The Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry of commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

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Janus Henderson Global Bond Fund

Notes to Financial Statements

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. Additionally, the Fund may deposit cash and/or treasuries as collateral with the counterparty and/or custodian daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized loss on OTC derivative contracts with a particular counterparty. All liquid securities and restricted cash are considered to cover in an amount at all times equal to or greater than the Fund’s commitment with respect to certain exchange-traded derivatives, centrally cleared derivatives, forward foreign currency exchange contracts, short sales, and/or securities with extended settlement dates. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital's ability to establish and maintain appropriate systems and trading.

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Fund may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Fund may also invest in forward currency contracts for non-hedging purposes such as seeking to enhance returns. The Fund is subject to currency risk and counterparty risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

Forward currency contracts are valued by converting the foreign value to U.S. dollars by using the current spot U.S. dollar exchange rate and/or forward rate for that currency. Exchange and forward rates as of the close of the NYSE shall be used to value the forward currency contracts. The unrealized appreciation/(depreciation) for forward currency contracts is reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations for the change in unrealized net appreciation/depreciation (if applicable). The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a forward currency contract is reported on the Statement of Operations (if applicable).

During the year, the Fund entered into forward currency contracts with the obligation to purchase foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund.

30	JUNE 30, 2018

Janus Henderson Global Bond Fund

Notes to Financial Statements

During the year, the Fund entered into forward currency contracts with the obligation to purchase foreign currencies in the future at an agreed upon rate in order to take a positive outlook on the related currency. These forward contracts seek to increase exposure to currency risk.

During the year, the Fund entered into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund.

During the year, the Fund entered into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to take a negative outlook on the related currency. These forward contracts seek to increase exposure to currency risk.

Futures Contracts

A futures contract is an exchange-traded agreement to take or make delivery of an underlying asset at a specific time in the future for a specific predetermined negotiated price. The Fund may enter into futures contracts to gain exposure to the stock market or other markets pending investment of cash balances or to meet liquidity needs. The Fund is subject to interest rate risk, equity risk, and currency risk in the normal course of pursuing its investment objective through its investments in futures contracts. The Fund may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts on commodities are valued at the settlement price on valuation date on the commodities exchange as reported by an approved vendor. Mini contracts, as defined in the description of the contract, shall be valued using the Actual Settlement Price or “ASET” price type as reported by an approved vendor. In the event that foreign futures trade when the foreign equity markets are closed, the last foreign futures trade price shall be used. Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities (if applicable). The change in unrealized net appreciation/depreciation is reported on the Statement of Operations (if applicable). When a contract is closed, a realized gain or loss is reported on the Statement of Operations (if applicable), equal to the difference between the opening and closing value of the contract. Securities held by the Fund that are designated as collateral for market value on futures contracts are noted on the Schedule of Investments (if applicable). Such collateral is in the possession of the Fund’s futures commission merchant.

With futures, there is minimal counterparty credit risk to the Fund since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

During the year, the Fund purchased interest rate futures to increase exposure to interest rate risk.

During the year, the Fund sold interest rate futures to decrease exposure to interest rate risk.

Options Contracts

An options contract provides the purchaser with the right, but not the obligation, to buy (call option) or sell (put option) a financial instrument at an agreed upon price on or before a specified date. The purchaser pays a premium to the seller for this right. The seller has the corresponding obligation to sell or buy a financial instrument if the purchaser (owner) "exercises" the option. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid. Upon expiration, or closing of the option transaction, a realized gain or loss is reported on the Statement of Operations (if applicable). The difference between the premium paid/received and the market value of the option is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported on the Statement of Operations (if applicable). Option contracts are typically valued using an approved vendor’s option valuation model. To the extent reliable market quotations are available, option contracts are valued using market quotations. In cases when an approved vendor cannot provide coverage for an option and there is no reliable market quotation, a broker quotation or an internal valuation using the Black-Scholes model, the Cox-Rubinstein Binomial Option Pricing Model, or other appropriate option pricing model is used. Certain options contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities as “Variation margin receivable” or “Variation margin payable” (if applicable).

The Fund may use options contracts to hedge against changes in interest rates, the values of equities, or foreign currencies. The Fund generally invests in options to hedge against adverse movements in the value of portfolio holdings.

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Janus Henderson Global Bond Fund

Notes to Financial Statements

The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Fund’s hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. The Fund may be subject to counterparty risk, interest rate risk, liquidity risk, equity risk, commodity risk, and currency risk in the normal course of pursuing its investment objective through its investments in options contracts.

Options traded on an exchange are regulated and the terms of the options are standardized. Options traded OTC expose the Fund to counterparty risk in the event that the counterparty does not perform. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by having the counterparty post collateral to cover the Fund’s exposure to the counterparty.

The Fund may purchase put options to hedge against a decline in the value of its portfolio. By using put options in this way, the Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs. The Fund may purchase call options to hedge against an increase in the price of securities that it may buy in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Fund. The risk in buying options is that the Fund pays a premium whether or not the options are exercised. Options purchased are reported in the Schedule of Investments (if applicable).

During the year, the Fund purchased put options on foreign exchange rates vs. the U.S. dollar in order to decrease foreign currency exposure and increase U.S. dollar exposure where decreasing this exposure via the options market was most attractive.

In writing an option, the Fund bears the risk of an unfavorable change in the price of the security underlying the written option. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. Options written are reported as a liability on the Statement of Assets and Liabilities as “Options written, at value” (if applicable). The risk in writing call options is that the Fund gives up the opportunity for profit if the market price of the security increases and the options are exercised. The risk in writing put options is that the Fund may incur a loss if the market price of the security decreases and the options are exercised. The risk in buying options is that the Fund pays a premium whether or not the options are exercised. Exercise of an option written by the Fund could result in the Fund buying or selling a security at a price different from the current market value.

During the year, the Fund wrote put options on foreign exchange rates vs. the U.S. dollar in order to increase currency risk where increasing this exposure via the foreign exchange forward markets was less attractive.

There were no options held at June 30, 2018.

3. Other Investments and Strategies

Additional Investment Risk

The Fund may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes, or adverse developments specific to the issuer.

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

32	JUNE 30, 2018

Janus Henderson Global Bond Fund

Notes to Financial Statements

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) of 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). There is considerable uncertainty about how Brexit will be conducted, how negotiations of necessary treaties and trade agreements will proceed, or how financial markets will react. In addition, one or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Inflation-Linked Securities

The Fund may invest in inflation-indexed bonds, including municipal inflation-indexed bonds and corporate inflation-indexed bonds, or in derivatives that are linked to these securities. Inflation-linked bonds are fixed-income securities that have a principal value that is periodically adjusted according to the rate of inflation. If an index measuring inflation

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falls, the principal value of inflation-indexed bonds will typically be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Because of their inflation adjustment feature, inflation-linked bonds typically have lower yields than conventional fixed-rate bonds. In addition, inflation-linked bonds also normally decline in price when real interest rates rise. In the event of deflation, when prices decline over time, the principal and income of inflation-linked bonds would likely decline, resulting in losses to the Fund.

In the case of Treasury Inflation-Protected Securities, also known as TIPS, repayment of original bond principal upon maturity (as adjusted for inflation) is guaranteed by the U.S. Treasury. For inflation-linked bonds that do not provide a similar guarantee, the adjusted principal value of the inflation-linked bond repaid at maturity may be less than the original principal. Other non-U.S. sovereign governments also issue inflation-linked securities (sometimes referred to as “linkers”) that are tied to their own local consumer price indices. In certain of these non-U.S. jurisdictions, the repayment of the original bond principal upon the maturity of an inflation-linked bond is not guaranteed, allowing for the amount of the bond repaid at maturity to be less than par. Inflation-linked bonds may also be issued by, or related to, sovereign governments of other developed countries, emerging market countries, or companies or other entities not affiliated with governments.

Loans

The Fund may invest in various commercial loans, including bank loans, bridge loans, debtor-in-possession (“DIP”) loans, mezzanine loans, and other fixed and floating rate loans. These loans may be acquired through loan participations and assignments or on a when-issued basis. Commercial loans will comprise no more than 20% of the Fund’s total assets. Below are descriptions of the types of loans held by the Fund as of June 30, 2018.

• Bank Loans - Bank loans are obligations of companies or other entities entered into in connection with recapitalizations, acquisitions, and refinancings. The Fund’s investments in bank loans are generally acquired as a participation interest in, or assignment of, loans originated by a lender or other financial institution. These investments may include institutionally-traded floating and fixed-rate debt securities.

• Floating Rate Loans – Floating rate loans are debt securities that have floating interest rates, that adjust periodically, and are tied to a benchmark lending rate, such as London Interbank Offered Rate (“LIBOR”). In other cases, the lending rate could be tied to the prime rate offered by one or more major U.S. banks or the rate paid on large certificates of deposit traded in the secondary markets. If the benchmark lending rate changes, the rate payable to lenders under the loan will change at the next scheduled adjustment date specified in the loan agreement. Floating rate loans are typically issued to companies (‘‘borrowers’’) in connection with recapitalizations, acquisitions, and refinancings. Floating rate loan investments are generally below investment grade. Senior floating rate loans are secured by specific collateral of a borrower and are senior in the borrower’s capital structure. The senior position in the borrower’s capital structure generally gives holders of senior loans a claim on certain of the borrower’s assets that is senior to subordinated debt and preferred and common stock in the case of a borrower’s default. Floating rate loan investments may involve foreign borrowers, and investments may be denominated in foreign currencies. Floating rate loans often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Fund may invest in obligations of borrowers who are in bankruptcy proceedings. While the Fund generally expects to invest in fully funded term loans, certain of the loans in which the Fund may invest include revolving loans, bridge loans, and delayed draw term loans.

Purchasers of floating rate loans may pay and/or receive certain fees. The Fund may receive fees such as covenant waiver fees or prepayment penalty fees. The Fund may pay fees such as facility fees. Such fees may affect the Fund’s return.

• Mezzanine Loans - Mezzanine loans are secured by the stock of the company that owns the assets. Mezzanine loans are a hybrid of debt and equity financing that is typically used to fund the expansion of existing companies. A mezzanine loan is composed of debt capital that gives the lender the right to convert to an ownership or equity interest in the company if the loan is not paid back in time and in full. Mezzanine loans typically are the most subordinated debt obligation in an issuer’s capital structure.

Mortgage- and Asset-Backed Securities

Mortgage- and asset-backed securities represent interests in “pools” of commercial or residential mortgages or other assets, including consumer loans or receivables. The Fund may purchase fixed or variable rate commercial or residential

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Notes to Financial Statements

mortgage-backed securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), or other governmental or government-related entities. Ginnie Mae’s guarantees are backed by the full faith and credit of the U.S. Government, which means that the U.S. Government guarantees that the interest and principal will be paid when due. Fannie Mae and Freddie Mac securities are not backed by the full faith and credit of the U.S. Government. In September 2008, the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. Government, placed Fannie Mae and Freddie Mac under conservatorship. Since that time, Fannie Mae and Freddie Mac have received capital support through U.S. Treasury preferred stock purchases, and Treasury and Federal Reserve purchases of their mortgage-backed securities. The FHFA and the U.S. Treasury have imposed strict limits on the size of these entities’ mortgage portfolios. The FHFA has the power to cancel any contract entered into by Fannie Mae and Freddie Mac prior to FHFA’s appointment as conservator or receiver, including the guarantee obligations of Fannie Mae and Freddie Mac.

The Fund may also purchase other mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized debt obligations, structured investment vehicles, and other similar securities. Asset-backed securities may be backed by various consumer obligations, including automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying loans are not paid, the securities’ issuer could be forced to sell the assets and recognize losses on such assets, which could impact your return. Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Mortgage- and asset-backed securities are subject to both extension risk, where borrowers pay off their debt obligations more slowly in times of rising interest rates, and prepayment risk, where borrowers pay off their debt obligations sooner than expected in times of declining interest rates. These risks may reduce the Fund’s returns. In addition, investments in mortgage- and asset-backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, and liquidity risk than various other types of fixed-income securities. Additionally, although mortgage-backed securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that guarantors or insurers will meet their obligations.

Emerging Market Investing

The Fund may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging market countries.” To the extent that the Fund invests a significant amount of its assets in one or more of these countries, its returns and net asset value may be affected to a large degree by events and economic conditions in such countries. The risks of foreign investing are heightened when investing in emerging markets, which may result in the price of investments in emerging markets experiencing sudden and sharp price swings. In many developing markets, there is less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on the Fund’s investments. In addition, the Fund’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Fund’s investments. To the extent that the Fund invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Fund’s performance.

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, in the event of a default and/or termination event,

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the Fund may offset with each counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. For financial reporting purposes, the Fund does not offset certain derivative financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities.

The following tables present gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the “Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of June 30, 2018” table located in the Fund’s Schedule of Investments.

Offsetting of Financial Assets and Derivative Assets

	Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

Bank of America	$28,129	$(28,129)	$—	$—
Barclays Capital, Inc.	18,930	(18,930)	—	—
BNP Paribas	4,429	(4,429)	—	—
Citibank NA	32,285	(32,285)	—	—
HSBC Securities (USA), Inc.	35,859	(16,622)	—	19,237
JPMorgan Chase & Co.	30,520	(8,953)	—	21,567

Total	$150,152	$(109,348)	$—	$40,804
Offsetting of Financial Liabilities and Derivative Liabilities

	Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Liabilities	or Liability(a)	Pledged(b)	Net Amount

Bank of America	$29,375	$(28,129)	$—	$1,246
Barclays Capital, Inc.	91,992	(18,930)	—	73,062
BNP Paribas	30,077	(4,429)	—	25,648
Citibank NA	76,126	(32,285)	—	43,841
HSBC Securities (USA), Inc.	16,622	(16,622)	—	—
JPMorgan Chase & Co.	8,953	(8,953)	—	—

Total	$253,145	$(109,348)	$—	$143,797
(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

The Fund generally does not exchange collateral on its forward foreign currency contracts with its counterparties; however, all liquid securities and restricted cash are considered to cover in an amount at all times equal to or greater than the Fund’s commitment with respect to these contracts. Certain securities may be segregated at the Fund’s custodian. These segregated securities are denoted on the accompanying Schedule of Investments and are evaluated daily to ensure their cover and/or market value equals or exceeds the Fund’s corresponding forward foreign currency exchange contract's obligation value.

The Fund may require the counterparty to pledge securities as collateral daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized gain on OTC derivative contracts with a particular counterparty. The Fund may deposit cash as collateral with the counterparty and/or custodian daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized loss on OTC derivative contracts with a particular counterparty. The collateral amounts are subject to minimum exposure requirements and initial margin requirements. Collateral amounts are monitored and subsequently adjusted up or down as valuations fluctuate by at least the minimum exposure requirement. Collateral may reduce the risk of loss.

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Notes to Financial Statements

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Restricted Security Transactions

Restricted securities held by the Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Fund to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Securities Lending

Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to certain qualified broker-dealers and institutions. Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions in accordance with the Agency Securities Lending and Repurchase Agreement. The Fund may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Henderson Cash Collateral Fund LLC. An investment in Janus Henderson Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Henderson Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Henderson Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Henderson Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments (if applicable). Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations. There were no securities on loan as of June 30, 2018.

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Sovereign Debt

The Fund may invest in U.S. and non-U.S. government debt securities (“sovereign debt”). Some investments in sovereign debt, such as U.S. sovereign debt, are considered low risk. However, investments in sovereign debt, especially the debt of less developed countries, can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors including, but not limited to, its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, the relative size of its debt position in relation to its economy as a whole, the sovereign debtor’s policy toward international lenders, and local political constraints to which the governmental entity may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies, and other entities. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance, or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to timely service its debts. The Fund may be requested to participate in the rescheduling of such sovereign debt and to extend further loans to governmental entities, which may adversely affect the Fund’s holdings. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Fund may collect all or part of the sovereign debt that a governmental entity has not repaid. In addition, to the extent the Fund invests in non-U.S. sovereign debt, it may be subject to currency risk.

4. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Fund’s contractual investment advisory fee rate (expressed as an annual rate).

Average Daily Net Assets of the Fund	Contractual Investment Advisory Fee (%)
First $1 Billion	0.60
Next $1 Billion	0.55
Over $2 Billion	0.50

Janus Capital has entered into a personnel-sharing arrangement with its foreign (non-U.S.) affiliate, Janus Capital International Limited (UK) (“JCIL”), pursuant to which one or more employees of JCIL may also serve as “associated persons” of Janus Capital. In this capacity, such employees of JCIL are subject to the oversight and supervision of Janus Capital and may provide portfolio management, research, and related services to the Fund on behalf of Janus Capital. The responsibilities of both Janus Capital and JCIL under the participating affiliate arrangement are documented in a memorandum of understanding between the two entities.

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s total annual fund operating expenses, including the investment advisory fee, but excluding the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus/administrative fees payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.59% of the Fund’s average daily net assets. Janus Capital has agreed to continue the waivers until at least November 1, 2018. If applicable, amounts waived and/or reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in

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Notes to Financial Statements

assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund’s Class D Shares pay an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital. For all share classes except Class D Shares, Janus Services also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.

Janus Services is compensated for its services related to the Fund’s Class D Shares. In addition to the administrative fees discussed above, Janus Services receives reimbursement for out-of-pocket costs it incurs for serving as transfer agent and providing, or arranging for, servicing to shareholders. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Henderson Distributors, a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Henderson Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution and shareholder servicing fees” in the Statement of Operations.

Janus Capital serves as administrator to the Fund pursuant to an administration agreement between Janus Capital and the Trust. Under the administration agreement, Janus Capital provides oversight and coordination of the Fund’s service providers, recordkeeping, and other administrative services, and is reimbursed by the Fund for certain of its costs in providing these services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. The Fund pays for some or all of the salaries, fees, and expenses of Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses

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paid in connection with the investment advisory services Janus Capital (or any subadvisor, as applicable) provides to the Fund. These amounts are disclosed as “Affiliated Fund administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Fund’s Chief Compliance Officer and certain compliance staff, all of whom are employees of Janus Capital and/or its affiliates, are shared with the Fund. Total compensation of $476,345 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended June 30, 2018. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

Effective April 1, 2018, BNP Paribas Financial Services (“BPFS”) provides certain administrative services to the Fund, including services related to Fund accounting, calculation of the Fund’s daily NAV, and Fund audit, tax, and reporting obligations, pursuant to a sub-administration agreement with Janus Capital on behalf of the Fund. As compensation for such services, Janus Capital pays BPFS a fee based on a percentage of the Fund’s assets, along with a flat fee, and is reimbursed by the Fund for amounts paid to BPFS (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). These amounts are disclosed as “Non-affiliated fund administration fees” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of June 30, 2018 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended June 30, 2018 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $471,025 were paid by the Trust to the Trustees under the Deferred Plan during the year ended June 30, 2018.

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Henderson Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Henderson Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Fund's ability to withdraw investments from Janus Henderson Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Henderson Cash Liquidity Fund LLC. The units of Janus Henderson Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the year ended June 30, 2018 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

Class A Shares include a 4.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Henderson Distributors and financial intermediaries. During the year ended June 30, 2018, Janus Henderson Distributors retained upfront sales charges of $572.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Henderson Distributors during the year ended June 30, 2018.

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Janus Henderson Global Bond Fund

Notes to Financial Statements

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the year ended June 30, 2018, redeeming shareholders of Class C Shares paid CDSCs of $127.

As of June 30, 2018, shares of the Fund were owned by affiliates of Janus Henderson Investors, and/or other funds advised by Janus Henderson, as indicated in the table below:

Class	% of Class Owned	% of Fund Owned
Class A Shares	-%	-%
Class C Shares	-	-
Class D Shares	-	-
Class I Shares	-	-
Class N Shares	99	78
Class S Shares	35	-*
Class T Shares	-	-

* Less than 0.50%

In addition, other shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

The Fund is permitted to purchase or sell securities (“cross-trade”) between itself and other funds or accounts managed by Janus Capital in accordance with Rule 17a-7 under the Investment Company Act of 1940 (“Rule 17a-7”), when the transaction is consistent with the investment objectives and policies of the Fund and in accordance with the Internal Cross Trade Procedures adopted by the Trust’s Board of Trustees. These procedures have been designed to ensure that any cross-trade of securities by the Fund from or to another fund or account that is or could be considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser, common Officer, or common Trustee complies with Rule 17a-7. Under these procedures, each cross-trade is effected at the current market price to save costs where allowed. During the year ended June 30, 2018, the Fund engaged in cross trades amounting to $2,383,071 in sales, resulting in a net realized loss of $72,412. The net realized loss is included within the “Net Realized Gain/(Loss) on Investments” section of the Fund’s Statement of Operations.

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Janus Henderson Global Bond Fund

Notes to Financial Statements

5. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations; (2) losses or deductions the Fund may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of deferred compensation, derivatives, and foreign currency contract adjustments. The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The Fund has elected to defer post-October losses and qualified late-year losses as noted in the table below. These losses will be deferred for tax purposes and recognized during the next fiscal year.

			Loss Deferrals		Other Book	Net Tax
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Late-Year Ordinary Loss	Post-October Capital Loss	to Tax Differences	Appreciation/ (Depreciation)
$ (1,620)	$ -	$ (3,620,478)	$ (65,635)	$ -	$ (842,970)	$ (3,534,983)

Accumulated capital losses noted below represent net capital loss carryovers, as of June 30, 2018, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows these capital loss carryovers.

Capital Loss Carryover Schedule
For the year ended June 30, 2018
No Expiration
Short-Term	Long-Term	Accumulated Capital Losses
$(2,834,467)	$ (786,011)	$ (3,620,478)

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2018 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals, investments in partnerships and investments in passive foreign investment companies.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 236,478,982	$ 433,924	$ (3,968,907)	$ (3,534,983)

Information on the tax components of derivatives as of June 30, 2018 is as follows:

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 730,978	$ -	$ (839,170)	$ (839,170)

Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.

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Janus Henderson Global Bond Fund

Notes to Financial Statements

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, passive foreign investment companies, net investment losses, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended June 30, 2018
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ -	$ -	$ 6,536,244	$ (1,434,194)

For the year ended June 30, 2017
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ -	$ -	$ 5,167,467	$ (2,974,082)

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. The following reclassifications have been made to the Fund:

Increase/(Decrease) to Capital	Increase/(Decrease) to Undistributed Net Investment Income/Loss	Increase/(Decrease) to Undistributed Net Realized Gain/Loss
$ (10,443,252)	$ 11,222,830	$ (779,578)

The amounts reflect a correction of a misclassification of $2,475,911 from Undistributed Net Investment Income/(Loss) to Paid in Capital recorded during the current fiscal year, thereby decreasing the late-year ordinary loss deferral available to the Fund. During the prior period, this amount was improperly classified as Paid in Capital and should have been included as Undistributed Net Investment Income/(Loss).

Janus Investment Fund	43

Janus Henderson Global Bond Fund

Notes to Financial Statements

6. Capital Share Transactions

	Year ended June 30, 2018		Year ended June 30, 2017
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	47,777	$ 461,580	158,079	$ 1,511,407
Reinvested dividends and distributions	6,555	63,421	15,250	145,907
Shares repurchased	(144,501)	(1,395,798)	(1,326,285)	(12,487,509)
Net Increase/(Decrease)	(90,169)	$ (870,797)	(1,152,956)	$(10,830,195)
Class C Shares:
Shares sold	73,056	$ 709,048	105,782	$ 1,033,636
Reinvested dividends and distributions	4,398	42,568	3,830	36,448
Shares repurchased	(169,436)	(1,637,662)	(296,896)	(2,801,037)
Net Increase/(Decrease)	(91,982)	$ (886,046)	(187,284)	$ (1,730,953)
Class D Shares:
Shares sold	799,158	$ 7,768,054	522,341	$ 5,055,638
Reinvested dividends and distributions	29,217	282,123	21,176	201,616
Shares repurchased	(601,570)	(5,811,024)	(647,158)	(6,118,650)
Net Increase/(Decrease)	226,805	$ 2,239,153	(103,641)	$ (861,396)
Class I Shares:
Shares sold	1,082,246	$10,547,909	2,449,606	$ 23,343,100
Reinvested dividends and distributions	84,274	814,075	60,717	577,561
Shares repurchased	(1,728,441)	(16,543,226)	(3,157,262)	(29,916,452)
Net Increase/(Decrease)	(561,921)	$ (5,181,242)	(646,939)	$ (5,995,791)
Class N Shares:
Shares sold	2,314,298	$22,226,942	1,124,388	$ 10,502,260
Reinvested dividends and distributions	531,902	5,134,260	415,440	3,951,143
Shares repurchased	(2,000,409)	(19,273,676)	(4,050,871)	(38,298,006)
Net Increase/(Decrease)	845,791	$ 8,087,526	(2,511,043)	$(23,844,603)
Class S Shares:
Shares sold	7,564	$ 73,665	31,025	$ 287,591
Reinvested dividends and distributions	1,024	9,903	694	6,578
Shares repurchased	(8,033)	(77,120)	(11,858)	(112,118)
Net Increase/(Decrease)	555	$ 6,448	19,861	$ 182,051
Class T Shares:
Shares sold	370,934	$ 3,603,606	311,269	$ 2,994,029
Reinvested dividends and distributions	14,377	138,890	12,863	122,850
Shares repurchased	(291,991)	(2,809,732)	(629,039)	(6,033,000)
Net Increase/(Decrease)	93,320	$ 932,764	(304,907)	$ (2,916,121)

7. Purchases and Sales of Investment Securities

For the year ended June 30, 2018, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$415,166,259	$ 412,525,218	$ 163,938,420	$ 158,128,993

44	JUNE 30, 2018

Janus Henderson Global Bond Fund

Notes to Financial Statements

8. Recent Accounting Pronouncements

The Securities and Exchange Commission ("SEC") adopted new rules as well as amendments to its rules to modernize the reporting and disclosure of information by registered investment companies. In addition, the SEC adopted amendments to Regulation S-X, which require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date of the amendments to Regulation S-X was August 1, 2017. This report incorporates the amendments to Regulation S-X.

The FASB issued Accounting Standards Update No. 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities ("ASU 2017-08") to amend the amortization period for certain purchased callable debt securities held at a premium. The guidance requires certain premiums on callable debt securities to be amortized to the earliest call date. The amortization period for callable debt securities purchased at a discount will not be impacted. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Early adoption is permitted, including adoption in an interim period. Management is currently evaluating the impacts of ASU 2017-08 on the financial statements.

9. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to June 30, 2018 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

Janus Investment Fund	45

Janus Henderson Global Bond Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Investment Fund and Shareholders of Janus Henderson Global Bond Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Janus Henderson Global Bond Fund (one of the funds constituting Janus Investment Fund, referred to hereafter as the "Fund") as of June 30, 2018, the related statement of operations for the year ended June 30, 2018, the statements of changes in net assets for each of the two years in the period ended June 30, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended June 30, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Denver, Colorado
August 17, 2018

We have served as the auditor of one or more investment companies in Janus Henderson Funds since 1990.

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Janus Henderson Global Bond Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Fund is required to disclose its complete holdings on Form N-Q within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to Fund shareholders. These reports (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free) (or 1-800-525-3713 if you hold Class D shares). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag. Holdings are generally posted approximately two business days thereafter under Full Holdings for the Fund at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 14 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

Additionally, in connection with their consideration of whether to continue the investment advisory agreement and subadvisory agreement for each Fund, as applicable, the Trustees also received and reviewed information in connection with the transaction to combine the respective businesses of Henderson Group plc and Janus Capital Group, Inc., the parent company of Janus Capital (the “Transaction”), announced in October 2016, which closed in the second quarter of 2017. In this regard, the Trustees reviewed information regarding the impact of the Transaction on the services to be provided by Janus Capital and each subadviser, as applicable, to the Funds under such agreements prior to the close of the Transaction as well as the services provided after the Transaction closed.

At a meeting held on December 7, 2017, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from February 1, 2018 through February 1, 2019, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the

Janus Investment Fund	47

Janus Henderson Global Bond Fund

Additional Information (unaudited)

agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees (excluding out of pocket costs), net of any waivers.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has been strong: for the 36 months ended September 30, 2017, approximately 70% of the Funds were in the top two quartiles of performance, as reported by Morningstar, and for the 12 months ended September 30, 2017, approximately 46% of the Funds were in the top two quartiles of performance, as reported by Morningstar.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Alternative Funds

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson International Long/Short Equity Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and the Fund’s limited performance history.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge

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Janus Henderson Global Bond Fund

Additional Information (unaudited)

quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Fixed-Income Funds

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Unconstrained Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Real Return Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Strategic Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

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Janus Henderson Global Bond Fund

Additional Information (unaudited)

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson International Small Cap Fund, the Trustees noted that, due to limited performance for the Fund, performance history was not a material factor.

• For Janus Henderson International Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that

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Additional Information (unaudited)

the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson All Asset Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

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Additional Information (unaudited)

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and the Fund’s limited performance history.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital and Intech had taken or were taking to improve performance, and the Fund’s limited performance history.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Intech had taken or were taking to improve performance.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Select Value Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

Janus Aspen Series

• For Janus Henderson Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

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Additional Information (unaudited)

• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Forty Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Allocation Portfolio – Moderate, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Research Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Technology Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Unconstrained Bond Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and the Fund’s limited performance history.

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Overseas Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Research Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Fund’s performance warranted continuation of the Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of

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Additional Information (unaudited)

that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration, but excluding out-of-pocket costs) fees for many of the Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 10% below the average total expenses of their respective Broadridge Expense Group peers and 18% below the average total expenses for their Broadridge Expense Universes; (3) management fees for the Funds, on average, were 8% below the average management fees for their Expense Groups and 9% below the average for their Expense Universes; and (4) Fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered the total expenses for each share class of each Fund compared to the average total expenses for its Broadridge Expense Group peers and to average total expenses for its Broadridge Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and expense waivers on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional clients and to the fees Janus Capital charges to funds subadvised by Janus Capital; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) Janus mutual fund investors enjoy reasonable fees relative to the fees charged to Janus institutional and subadvised fund investors; (4) in three of seven product categories, the Funds receive proportionally better pricing than the industry in relation to Janus institutional clients; and (5) in seven of eight strategies, Janus Capital has lower management fees than funds subadvised by Janus Capital’s portfolio managers.

The Trustees considered the fees for each Fund for its fiscal year ended in 2016, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Alternative Funds

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Long/Short Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were

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Additional Information (unaudited)

reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Fixed-Income Funds

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Unconstrained Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Real Return Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to waive 11 basis points of management fees effective February 1, 2018 and also has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Strategic Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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Additional Information (unaudited)

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson International Small Cap Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

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Additional Information (unaudited)

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson All Asset Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s total expenses effective June 5, 2017.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Research Fund, the Trustees noted that, although the Fund’s total expenses were equal to or exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective February 1, 2017.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

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Additional Information (unaudited)

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Select Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group averages for all share classes.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Janus Aspen Series

• For Janus Henderson Balanced Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Global Allocation Portfolio - Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Technology Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Unconstrained Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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Additional Information (unaudited)

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Overseas Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for its sole share class.

The Trustees reviewed information on the overall profitability to Janus Capital and its affiliates of their relationship with the Funds, and considered profitability data of other fund managers. The Trustees also considered the financial information, estimated profitability and corporate structure of Janus Capital’s parent company before and after the Transaction. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. The Trustees also noted that the Trustees’ independent fee consultant reviewed the overall profitability of Janus Capital’s parent company prior to the Transaction, and the independent fee consultant found that, while assessing the reasonableness of Fund expenses in light of such profits was dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons were limited in accuracy by differences in complex size, business mix, institutional account orientation and other factors, after accepting these limitations, the level of profit earned by Janus Capital’s parent company was reasonable. In this regard, the independent consultant concluded that the profitability of Janus Capital’s parent company did not show excess nor did it show any insufficiency that could limit the ability to invest the resources needed to drive strong future investment performance on behalf of the Funds.

Additionally, the Trustees considered the estimated profitability to Janus Capital from the investment management services it provided to each Fund. The Trustees also considered such estimated profitability taking into account the impact of the Transaction on Janus Capital’s expense structure on a pro forma basis. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Fund is necessarily a product of the allocation methodology utilized by Janus Capital to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant concluded that (1) the expense allocation methodology utilized by Janus Capital was reasonable and (2) the estimated profitability to Janus Capital from the investment management services it provided to each Fund was reasonable, including after taking into account the impact of the Transaction on Janus Capital’s expense structure on a pro forma basis. The Trustees also considered that the estimated profitability for an individual Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that Janus Capital’s estimated profitability with respect to each Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Funds was not a material factor in the Board’s approval of the reasonableness of any Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that each Fund’s total expenses were reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

Janus Investment Fund	59

Janus Henderson Global Bond Fund

Additional Information (unaudited)

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted their independent fee consultant’s analysis of economies of scale in prior years. They also noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 86% of these Funds’ share classes have contractual management fees (gross of waivers) below their Broadridge expense group averages. They also noted that for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing certain of these Funds because they have not reached adequate scale. Moreover, as the assets of some of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

The independent fee consultant concluded that, given the limitations of various analytical approaches to economies of scale it had considered in prior years, and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus complex. The independent consultant concluded that (1) to the extent there were economies of scale at Janus Capital, Janus Capital’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Funds, Janus Capital appeared to be investing to increase the likelihood that these Funds will grow to a level to achieve any scale economies that may exist. Further, the independent fee consultant provided its belief that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Funds from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and/or the subadvisers benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Fund could attract other business to Janus Capital, the subadvisers or other Janus funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Funds.

60	JUNE 30, 2018

Janus Henderson Global Bond Fund

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was June 30, 2018. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

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Janus Henderson Global Bond Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. Also included are ratios of expenses and net investment income to average net assets.

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Janus Henderson Global Bond Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

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Janus Henderson Global Bond Fund

Designation Requirements (unaudited)

For federal income tax purposes, the Fund designated the following for the year ended June 30, 2018:

Return of Capital Distributions	$6,536,244

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Janus Henderson Global Bond Fund

Trustees and Officers (unaudited)

The Fund’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Fund’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Fund’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Fund’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Aspen Series. Collectively, these two registered investment companies consist of 61 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Fund may also be officers and/or directors of Janus Capital. Except as otherwise disclosed, Fund officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer, as authorized by the Trustees.

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Janus Henderson Global Bond Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Managing Partner, Impact Investments, Athena Capital Advisors LLC (independent registered investment advisor) (since 2016) and Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations). Formerly, Chief Executive Officer, Imprint Capital (impact investment firm) (2013-2015) and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	61

Director of Mutual Fund Directors Forum (a non-profit organization serving independent directors of U.S. mutual funds), Chairman of the Board and Trustee of The Investment Fund for Foundations Investment Program (TIP) (consisting of 2 funds), and Director of the F.B. Heron Foundation (a private grantmaking foundation).

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Janus Henderson Global Bond Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Trustee	1/13-Present	Executive Vice President, Institutional Markets, of Black Creek Group (private equity real estate investment management firm) (since 2012). Formerly, Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	61

Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of MotiveQuest LLC (strategic social market research company) (2003-2016); Director of Nuveen Global Investors LLC (2007-2011); Director of Communities in Schools (2004-2010); and Director of Mutual Fund Education Alliance (until 2010).

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Janus Henderson Global Bond Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Managing Member and Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Venture Partner for The Edgewater Funds (a middle market private equity firm) (2002-2004); Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000); and Chief Investment Officer of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	61

Advisory Board Member, Innovate Partners Emerging Growth and Equity Fund I (early stage venture capital fund) (since 2014) and Managing Trustee of National Retirement Partners Liquidating Trust (since 2013). Formerly, Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013); Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009); Director of RemedyTemp, Inc. (temporary help services company) (1996-2006); and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

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Janus Henderson Global Bond Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	6/16-Present	Founder, Daraja Capital (advisory and investment firm) (since 2016), and Senior Advisor, Albright Stonebridge Group LLC (global strategy firm) (since 2016). Formerly, Senior Vice President (2011-2015), Albright Stonebridge Group LLC; and Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	61	Director of Brightwood Capital Advisors, LLC (since 2014).
Gary A. Poliner 151 Detroit Street Denver, CO 80206 DOB: 1953	Trustee	6/16-Present	Retired. Formerly, President (2010-2013) of Northwestern Mutual Life Insurance Company.	61

Director of MGIC Investment Corporation (private mortgage insurance) (since 2013) and West Bend Mutual Insurance Company (property/casualty insurance) (since 2013). Formerly, Trustee of Northwestern Mutual Life Insurance Company (2010-2013); and Director of Frank Russell Company (global asset management firm) (2008-2013).

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Janus Henderson Global Bond Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
James T. Rothe 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	1/97-Present	Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Co-founder and Managing Director of Roaring Fork Capital SBIC, L.P. (SBA SBIC fund focusing on private investment in public equity firms) (2004-2014), Professor of Business of the University of Colorado (2002-2004), and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	61	Formerly, Director of Red Robin Gourmet Burgers, Inc. (RRGB) (2004- 2014).
William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	6/84-Present	Retired. Formerly, President and founder of HPS Products and Corporate Vice President of MKS Instruments, Boulder, CO (a provider of advanced process control systems for the semiconductor industry) (1976-2012).	61	None

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Janus Henderson Global Bond Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Diane L. Wallace 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	6/17-Present	Retired.	61

Formerly, Independent Trustee, Henderson Global Funds (13 portfolios) (2015-2017); Independent Trustee, State Farm Associates' Funds Trust, State Farm Mutual Fund Trust, and State Farm Variable Product Trust (28 portfolios) (2013-2017). Chief Operating Officer, Senior Vice President-Operations, and Chief Financial Officer for Driehaus Capital Management, LLC (1988-2006); and Treasurer of Driehaus Mutual Funds (1996-2002).

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Janus Henderson Global Bond Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	61

Director of Chicago Community Trust (Regional Community Foundation), Chicago Council on Global Affairs, InnerWorkings (U.S. provider of print procurement solutions to corporate clients), Lurie Children’s Hospital (Chicago, IL), Shirley Ryan Ability Lab and Wrapports, LLC (digital communications company). Formerly, Director of Walmart (until 2017); Director of Chicago Convention & Tourism Bureau (until 2014); and The Field Museum of Natural History (Chicago, IL) (until 2014).

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Janus Henderson Global Bond Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Christopher H. Diaz 151 Detroit Street Denver, CO 80206 DOB: 1974	Executive Vice President and Co-Portfolio Manager Janus Henderson Global Bond Fund	5/11-Present	Portfolio Manager for other Janus Henderson accounts. Formerly, Portfolio Manager at Voya Financial (2000-2011).
Ryan Myerberg 151 Detroit Street Denver, CO 80206 DOB: 1979	Executive Vice President and Co-Portfolio Manager Janus Henderson Global Bond Fund	12/15-Present	Portfolio Manager for other Janus Henderson accounts.
Bruce L. Koepfgen 151 Detroit Street Denver, CO 80206 DOB: 1952	President and Chief Executive Officer	7/14-Present

Head of North America at Janus Henderson Investors and Janus Capital Management LLC (since 2017); Executive Vice President and Director of Janus International Holding LLC (since 2011); Executive Vice President of Janus Distributors LLC (since 2011); Vice President and Director of Intech Investment Management LLC (since 2011); Executive Vice President and Director of Perkins Investment Management LLC (since 2011); and Executive Vice President and Director of Janus Management Holdings Corporation (since 2011). Formerly, President of Janus Capital Group Inc. and Janus Capital Management LLC (2013-2017); Executive Vice President of Janus Services LLC (2011-2015), Janus Capital Group Inc. and Janus Capital Management LLC (2011-2013); and Chief Financial Officer of Janus Capital Group Inc., Janus Capital Management LLC, Janus Distributors LLC, Janus Management Holdings Corporation, and Janus Services LLC (2011-2013).

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Janus Henderson Global Bond Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Susan K. Wold 151 Detroit Street Denver, CO 80206 DOB: 1960	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	9/17-Present

Senior Vice President and Head of Compliance, North America for Janus Henderson (since September 2017); Formerly, Vice President, Head of Global Corporate Compliance, and Chief Compliance Officer for Janus
Capital Management LLC (May 2017- September 2017); Vice President, Compliance at Janus Capital Group Inc. and Janus Capital Management LLC (2005-2017).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital and Janus Services LLC.
Kathryn L. Santoro 151 Detroit Street Denver, CO 80206 DOB: 1974	Vice President, Chief Legal Counsel, and Secretary	12/16-Present

Vice President of Janus Capital and Janus Services LLC (since 2016). Formerly, Vice President and Associate Counsel of Curian Capital, LLC and Curian Clearing LLC (2013-2016); and General Counsel and Secretary (2011-2012) and Vice President (2009-2012) of Old Mutual Capital, Inc.

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

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Janus Henderson Global Bond Fund

Notes

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Notes

NotesPage2

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Janus Henderson Global Bond Fund

Notes

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Knowledge. Shared

At Janus Henderson, we believe in the sharing of expert insight for better investment and business decisions. We call this ethos Knowledge. Shared.

Learn more by visiting janushenderson.com.

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson, Janus, Henderson, Perkins, Intech and Henderson Geneva are trademarks or registered trademarks of Janus Henderson Investors. © Janus Henderson Investors. The name Janus Henderson Investors includes HGI Group Limited, Henderson Global Investors (Brand Management) Sarl and Janus International Holding LLC.

Funds distributed by Janus Henderson Distributors

125-02-93023 08-18

ANNUAL REPORT June 30, 2018

Janus Henderson Global Income Managed Volatility Fund

Janus Investment Fund

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson Global Income Managed Volatility Fund

Janus Henderson Global Income Managed Volatility Fund (unaudited)

FUND SNAPSHOT Intech’s active approach focuses on adding value by selecting stocks with unique volatility characteristics and low correlations to one another.	sub-advised by Intech Investment Management LLC

PERFORMANCE OVERVIEW

For the twelve-month period ended June 30, 2018, Janus Henderson Global Income Managed Volatility Fund’s Class I Shares returned 1.30%. This compares to the 11.09% return posted by the MSCI World Index, the Fund’s primary benchmark, and a 4.44% return for its secondary benchmark, the MSCI World High Dividend Yield Index.

INVESTMENT STRATEGY

Intech’s mathematical investment process is designed to determine potentially more efficient equity weightings of the securities in the benchmark index, utilizing a specific mathematical optimization and disciplined rebalancing routine. Rather than trying to predict the future direction of stock prices, the process seeks to use the volatility and correlation characteristics of stocks to construct portfolios.

The investment process begins with the stocks in the MSCI World High Dividend Yield Index. Intech’s investment process aims to capture stocks’ natural volatility through a rebalancing mechanism based on estimates of relative volatility and correlation in order to outperform the benchmark index over the long term. Within specific risk constraints, the investment process will tend to favor stocks with higher relative volatility and lower correlation as they offer more potential to capture volatility through periodic rebalancing. Once the target proportions are determined and the portfolio is constructed, it is then rebalanced to those target proportions and re-optimized on a periodic basis. The Janus Henderson Global Income Managed Volatility Fund focuses on seeking an excess return above the benchmark, while also reducing or managing the Fund’s standard deviation depending on the market conditions, a strategy designed to manage the absolute risk of the portfolio.

PERFORMANCE REVIEW

Despite an uptick in volatility in 2018, global developed equity markets as measured by the MSCI World Index posted a return of 11.09% for the twelve-month period ended June 30, 2018. With a return of 4.44% over the period, the MSCI World High Dividend Yield Index significantly underperformed the broader market as high dividend paying stocks underperformed on average. Janus Henderson Global Income Managed Volatility Fund underperformed the MSCI World Index and the MSCI World High Dividend Yield Index over the period and generated a return of 1.30%.

The Fund’s defensive positioning acted as a headwind to relative performance as higher volatility stocks significantly outperformed lower volatility stocks, as well as the overall market, on average, during the period. The Fund was overweight lower volatility stocks, on average, during the period, which was a detractor from the Fund’s relative performance.

The Fund’s active sector positioning tends to vary over time and is a function of the volatility and correlation characteristics of the underlying stocks. The Fund was adversely impacted by an average underweight allocation to the pro-cyclical information technology sector, which was the strongest performing sector during the period, as well an average overweight to the defensive utilities sector, during the period. Adverse selection effects also detracted from the Fund’s relative performance during the period, especially within the utilities and consumer staples sectors.

OUTLOOK

Because Intech does not conduct traditional economic or fundamental analysis, Intech has no view on individual stocks, sectors, economic or market conditions.

Managing downside exposure potentially allows for returns to compound and improve risk-adjusted returns over time. Over the long term, we believe that by reducing

Janus Investment Fund	1

Janus Henderson Global Income Managed Volatility Fund (unaudited)

risk when market volatility increases and behaving like a core equity fund when market volatility is low, the Fund will achieve its investment objective of producing an excess return over the benchmark with lower absolute risk. Going forward, we will continue building portfolios in a disciplined and deliberate manner, with risk management remaining the hallmark of our investment process. As Intech’s ongoing research efforts yield modest improvements, we will continue implementing changes that we believe are likely to improve the long-term results for our fund shareholders.

Thank you for your investment in Janus Henderson Global Income Managed Volatility Fund.

2	JUNE 30, 2018

Janus Henderson Global Income Managed Volatility Fund (unaudited)

Fund At A Glance

June 30, 2018

5 Largest Equity Holdings - (% of Net Assets)
Kimberly-Clark Corp
Household Products	4.8%
Lockheed Martin Corp
Aerospace & Defense	4.7%
Consolidated Edison Inc
Multi-Utilities	4.6%
McDonald's Corp
Hotels, Restaurants & Leisure	4.5%
CLP Holdings Ltd
Electric Utilities	4.4%
23.0%

Asset Allocation - (% of Net Assets)
Common Stocks	99.2%
Investment Companies	1.0%
Other	(0.2)%
100.0%

Top Country Allocations - Long Positions - (% of Investment Securities)
As of June 30, 2018	As of June 30, 2017

Janus Investment Fund	3

Janus Henderson Global Income Managed Volatility Fund (unaudited)

Performance

See important disclosures on the next page.

				Expense Ratios -
Average Annual Total Return - for the periods ended June 30, 2018				per the October 27, 2017 prospectuses
	One Year	Five Year	Since Inception*	Total Annual Fund Operating Expenses	Net Annual Fund Operating Expenses
Class A Shares at NAV	1.01%	7.62%	9.04%	1.05%	0.85%
Class A Shares at MOP	-4.82%	6.35%	8.05%
Class C Shares at NAV	0.41%	6.83%	8.24%	1.78%	1.59%
Class C Shares at CDSC	-0.57%	6.83%	8.24%
Class D Shares(1)	1.24%	7.81%	9.18%	0.87%	0.65%
Class I Shares	1.30%	7.92%	9.34%	0.76%	0.58%
Class N Shares	1.30%	7.32%	8.59%	0.68%	0.50%
Class S Shares	1.03%	7.63%	9.02%	1.18%	1.00%
Class T Shares	1.14%	7.72%	9.13%	0.93%	0.75%
MSCI World Index	11.09%	9.94%	11.91%
MSCI World High Dividend Yield Index	4.44%	7.11%	9.01%
Morningstar Quartile - Class I Shares	4th	3rd	4th
Morningstar Ranking - based on total returns for World Large Stock Funds	862/895	505/708	485/614

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Net expense ratios reflect the expense waiver, if any, contractually agreed to through November 1, 2018.

The expense ratios for Class N Shares are estimated.

Performance may be affected by risks that include those associated with non-diversification, portfolio turnover, short sales, potential conflicts of interest,

4	JUNE 30, 2018

Janus Henderson Global Income Managed Volatility Fund (unaudited)

Performance

foreign and emerging markets, initial public offerings (IPOs), high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), derivatives, and commodity-linked investments. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

Intech's focus on managed volatility may keep the Fund from achieving excess returns over its index. The strategy may underperform during certain periods of up markets, and may not achieve the desired level of protection in down markets.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes..

See Financial Highlights for actual expense ratios during the reporting period.

Class N Shares commenced operations on August 4, 2017. Performance shown for periods prior to August 4, 2017 reflects the performance of the Fund’s Class I Shares, calculated using the fees and expenses of Class N Shares, without the effect of any fee and expense limitations or waivers.

If Class N Shares of the Fund had been available during periods prior to August 4, 2017, the performance shown may have been different. The performance shown for periods following the Fund’s commencement Class N Shares reflects the fees and expenses of Class N Shares, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2018 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

*The Fund’s inception date – December 15, 2011

(1) Closed to certain new investors.

Janus Investment Fund	5

Janus Henderson Global Income Managed Volatility Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (1/1/18)	Ending Account Value (6/30/18)	Expenses Paid During Period (1/1/18 - 6/30/18)†	Beginning Account Value (1/1/18)	Ending Account Value (6/30/18)	Expenses Paid During Period (1/1/18 - 6/30/18)†	Net Annualized Expense Ratio (1/1/18 - 6/30/18)
Class A Shares	$1,000.00	$973.00	$4.06	$1,000.00	$1,020.68	$4.16	0.83%
Class C Shares	$1,000.00	$970.00	$7.57	$1,000.00	$1,017.11	$7.75	1.55%
Class D Shares	$1,000.00	$973.90	$3.18	$1,000.00	$1,021.57	$3.26	0.65%
Class I Shares	$1,000.00	$974.20	$2.94	$1,000.00	$1,021.82	$3.01	0.60%
Class N Shares	$1,000.00	$974.70	$2.45	$1,000.00	$1,022.32	$2.51	0.50%
Class S Shares	$1,000.00	$973.10	$4.50	$1,000.00	$1,020.23	$4.61	0.92%
Class T Shares	$1,000.00	$973.40	$3.62	$1,000.00	$1,021.12	$3.71	0.74%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

6	JUNE 30, 2018

Janus Henderson Global Income Managed Volatility Fund

Schedule of Investments

June 30, 2018

Shares		Value
Common Stocks – 99.2%
Aerospace & Defense – 4.8%
Lockheed Martin Corp	41,300	$12,201,259
Singapore Technologies Engineering Ltd	76,400	184,123
		12,385,382
Air Freight & Logistics – 0.3%
Royal Mail PLC	101,753	677,970
Airlines – 1.6%
Japan Airlines Co Ltd	113,800	4,033,306
Auto Components – 1.4%
Bridgestone Corp	44,700	1,746,732
Sumitomo Rubber Industries Ltd	111,200	1,765,076
		3,511,808
Automobiles – 0.4%
Nissan Motor Co Ltd	65,500	636,579
Subaru Corp	9,800	285,148
		921,727
Banks – 3.8%
BOC Hong Kong Holdings Ltd	10,000	46,887
DBS Group Holdings Ltd	47,200	916,716
Hang Seng Bank Ltd	285,600	7,107,811
United Overseas Bank Ltd	94,100	1,853,614
		9,925,028
Beverages – 0.3%
Coca-Cola Co	16,800	736,848
Biotechnology – 0.8%
AbbVie Inc	12,000	1,111,800
Gilead Sciences Inc	14,800	1,048,432
		2,160,232
Capital Markets – 2.6%
CME Group Inc	39,100	6,409,272
Singapore Exchange Ltd	40,500	212,789
		6,622,061
Chemicals – 0.1%
LyondellBasell Industries NV	1,600	175,760
Distributors – 0.3%
Genuine Parts Co	7,600	697,604
Diversified Consumer Services – 1.1%
H&R Block Inc	125,100	2,849,778
Diversified Telecommunication Services – 4.1%
AT&T Inc	96,200	3,088,982
BCE Inc	33,877	1,372,089
HKT Trust & HKT Ltd	3,837,000	4,892,661
Spark New Zealand Ltd	523,211	1,320,414
		10,674,146
Electric Utilities – 15.9%
Alliant Energy Corp	18,200	770,224
American Electric Power Co Inc	13,600	941,800
CK Infrastructure Holdings Ltd	26,000	192,458
CLP Holdings Ltd	1,063,000	11,405,297
Duke Energy Corp	50,366	3,982,943
Eversource Energy	28,600	1,676,246
Fortis Inc/Canada	1,000	31,967
NextEra Energy Inc	28,500	4,760,355
Pinnacle West Capital Corp	24,000	1,933,440
Power Assets Holdings Ltd	1,474,500	10,307,737
PPL Corp	29,600	845,080
Xcel Energy Inc	91,000	4,156,880
		41,004,427

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	7

Janus Henderson Global Income Managed Volatility Fund

Schedule of Investments

June 30, 2018

Shares		Value
Common Stocks – (continued)
Food & Staples Retailing – 1.4%
Koninklijke Ahold Delhaize NV	5,760	$137,792
Lawson Inc	55,400	3,460,840
		3,598,632
Food Products – 0.9%
General Mills Inc	39,800	1,761,548
WH Group Ltd	750,500	606,794
		2,368,342
Health Care Providers & Services – 1.8%
Sonic Healthcare Ltd	249,525	4,537,565
Hotels, Restaurants & Leisure – 7.8%
Crown Resorts Ltd	3,762	37,668
Darden Restaurants Inc	61,800	6,616,308
Flight Centre Travel Group Ltd	31,189	1,468,109
Las Vegas Sands Corp	900	68,724
McDonald's Corp	73,400	11,501,046
Sands China Ltd	73,200	390,072
TUI AG	776	17,019
		20,098,946
Household Durables – 1.1%
Berkeley Group Holdings PLC	538	26,865
Garmin Ltd	18,000	1,098,000
Iida Group Holdings Co Ltd	79,800	1,537,931
Sekisui House Ltd	11,600	205,123
		2,867,919
Household Products – 6.9%
Kimberly-Clark Corp	118,100	12,440,654
Procter & Gamble Co	68,000	5,308,080
		17,748,734
Industrial Conglomerates – 0.6%
NWS Holdings Ltd	939,000	1,622,278
Information Technology Services – 0.3%
Paychex Inc	11,700	799,695
Insurance – 2.6%
Arthur J Gallagher & Co	28,700	1,873,536
Cincinnati Financial Corp	36,600	2,447,076
Great-West Lifeco Inc	19,700	484,370
Power Financial Corp	5,600	131,000
Sony Financial Holdings Inc	45,600	868,419
Sun Life Financial Inc	20,800	835,956
		6,640,357
Marine – 0.3%
Kuehne + Nagel International AG	5,862	880,865
Media – 2.4%
Eutelsat Communications SA	12,973	268,650
Interpublic Group of Cos Inc	17,600	412,544
Omnicom Group Inc	5,000	381,350
Shaw Communications Inc#	248,300	5,058,558
		6,121,102
Multiline Retail – 1.8%
Kohl's Corp	53,600	3,907,440
Target Corp	10,900	829,708
		4,737,148
Multi-Utilities – 11.8%
Ameren Corp	57,300	3,486,705
Canadian Utilities Ltd	4,200	106,078
CMS Energy Corp	29,900	1,413,672
Consolidated Edison Inc	152,000	11,852,960
DTE Energy Co	43,140	4,470,598

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	JUNE 30, 2018

Janus Henderson Global Income Managed Volatility Fund

Schedule of Investments

June 30, 2018

Shares		Value
Common Stocks – (continued)
Multi-Utilities – (continued)
Innogy SE (144A)	5,021	$215,052
Public Service Enterprise Group Inc	37,300	2,019,422
Sempra Energy	16,600	1,927,426
WEC Energy Group Inc	77,451	5,007,207
		30,499,120
Oil, Gas & Consumable Fuels – 3.3%
Exxon Mobil Corp	16,500	1,365,045
Marathon Petroleum Corp	7,800	547,248
Valero Energy Corp	59,200	6,561,136
		8,473,429
Pharmaceuticals – 2.2%
Merck & Co Inc	40,800	2,476,560
Novartis AG	2,024	153,369
Pfizer Inc	78,700	2,855,236
Takeda Pharmaceutical Co Ltd	4,000	168,945
		5,654,110
Real Estate Management & Development – 6.3%
Daito Trust Construction Co Ltd	70,100	11,393,769
First Capital Realty Inc	300	4,715
Henderson Land Development Co Ltd	12,100	63,688
Hysan Development Co Ltd	227,000	1,263,333
Swire Properties Ltd	863,200	3,190,375
Swiss Prime Site AG*	3,985	366,729
		16,282,609
Specialty Retail – 0.8%
Gap Inc	64,600	2,092,394
Technology Hardware, Storage & Peripherals – 0.8%
Canon Inc	66,700	2,184,929
Textiles, Apparel & Luxury Goods – 1.5%
Tapestry Inc	26,900	1,256,499
Yue Yuen Industrial Holdings Ltd	923,000	2,590,395
		3,846,894
Tobacco – 0.8%
Altria Group Inc	35,200	1,999,008
Trading Companies & Distributors – 1.9%
ITOCHU Corp	270,900	4,903,795
Transportation Infrastructure – 0.7%
SATS Ltd	499,200	1,828,107
Wireless Telecommunication Services – 3.7%
NTT DOCOMO Inc	222,200	5,659,908
Rogers Communications Inc	81,100	3,852,327
		9,512,235
Total Common Stocks (cost $248,674,552)		255,674,290
Investment Companies – 1.0%
Investments Purchased with Cash Collateral from Securities Lending – 0.1%
Janus Henderson Cash Collateral Fund LLC, 1.8237%ºº,£	379,480	379,480
Money Markets – 0.9%
Janus Henderson Cash Liquidity Fund LLC, 1.8501%ºº,£	2,206,151	2,206,151
Total Investment Companies (cost $2,585,631)		2,585,631
Total Investments (total cost $251,260,183) – 100.2%		258,259,921
Liabilities, net of Cash, Receivables and Other Assets – (0.2)%		(548,604)
Net Assets – 100%		$257,711,317

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson Global Income Managed Volatility Fund

Schedule of Investments

June 30, 2018

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$148,749,159	57.6%
Hong Kong	43,679,786	16.9
Japan	38,850,500	15.1
Canada	11,877,060	4.6
Australia	6,043,342	2.3
Singapore	4,995,349	1.9
Switzerland	1,400,963	0.5
New Zealand	1,320,414	0.5
United Kingdom	721,854	0.3
France	268,650	0.1
Germany	215,052	0.1
Netherlands	137,792	0.1

Total	$258,259,921	100.0%

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 6/30/18
Investment Companies - 1.0%
Investments Purchased with Cash Collateral from Securities Lending - 0.1%
Janus Henderson Cash Collateral Fund LLC,1.8237%ºº	$10,816∆	$-	$-	$379,480
Money Markets - 0.9%
Janus Henderson Cash Liquidity Fund LLC,1.8501%ºº	$39,415	$-	$-	$2,206,151
Total Affiliated Investments - 1.0%	$50,231	$-	$-	$2,585,631

	Share Balance at 6/30/17	Purchases	Sales	Share Balance at 6/30/18
Investment Companies - 1.0%
Investments Purchased with Cash Collateral from Securities Lending - 0.1%
Janus Henderson Cash Collateral Fund LLC,1.8237%ºº	359,611	38,022,889	(38,003,020)	379,480
Money Markets - 0.9%
Janus Henderson Cash Liquidity Fund LLC,1.8501%ºº	2,924,157	106,166,812	(106,884,818)	2,206,151

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	JUNE 30, 2018

Janus Henderson Global Income Managed Volatility Fund

Notes to Schedule of Investments and Other Information

MSCI World High Dividend Yield IndexSM	MSCI World High Dividend Yield IndexSM reflects the performance of high dividend yield securities from global developed markets.
MSCI World IndexSM	MSCI World IndexSM reflects the equity market performance of global developed markets.

LLC	Limited Liability Company
PLC	Public Limited Company

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the year ended June 30, 2018 is $215,052, which represents 0.1% of net assets.

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of June 30, 2018.

#	Loaned security; a portion of the security is on loan at June 30, 2018.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

∆	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

Janus Investment Fund	11

Janus Henderson Global Income Managed Volatility Fund

Notes to Schedule of Investments and Other Information

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of June 30, 2018. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quotes Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Common Stocks
Aerospace & Defense	$12,201,259	$184,123	$-
Air Freight & Logistics	-	677,970	-
Airlines	-	4,033,306	-
Auto Components	-	3,511,808	-
Automobiles	-	921,727	-
Banks	-	9,925,028	-
Capital Markets	6,409,272	212,789	-
Diversified Telecommunication Services	4,461,071	6,213,075	-
Electric Utilities	19,098,935	21,905,492	-
Food & Staples Retailing	-	3,598,632	-
Food Products	1,761,548	606,794	-
Health Care Providers & Services	-	4,537,565	-
Hotels, Restaurants & Leisure	18,186,078	1,912,868	-
Household Durables	1,098,000	1,769,919	-
Industrial Conglomerates	-	1,622,278	-
Insurance	5,771,938	868,419	-
Marine	-	880,865	-
Media	5,852,452	268,650	-
Multi-Utilities	30,284,068	215,052	-
Pharmaceuticals	5,331,796	322,314	-
Real Estate Management & Development	4,715	16,277,894	-
Technology Hardware, Storage & Peripherals	-	2,184,929	-
Textiles, Apparel & Luxury Goods	1,256,499	2,590,395	-
Trading Companies & Distributors	-	4,903,795	-
Transportation Infrastructure	-	1,828,107	-
Wireless Telecommunication Services	3,852,327	5,659,908	-
All Other	42,470,630	-	-
Investment Companies	-	2,585,631	-
Total Assets	$158,040,588	$100,219,333	$-

12	JUNE 30, 2018

Janus Henderson Global Income Managed Volatility Fund

Statement of Assets and Liabilities

June 30, 2018

See footnotes at the end of the Statement.

Assets:
Unaffiliated investments, at value(1)(2)	$255,674,290
Affiliated investments, at value(3)	2,585,631
Cash	131
Cash denominated in foreign currency(4)	160,221
Non-interested Trustees' deferred compensation	5,407
Receivables:
Dividends	478,916
Foreign tax reclaims	73,072
Fund shares sold	62,427
Dividends from affiliates	2,028
Other assets	466
Total Assets	259,042,589
Liabilities:
Collateral for securities loaned (Note 2)	379,480
Payables:	—
Fund shares repurchased	661,351
Advisory fees	87,562
Transfer agent fees and expenses	57,907
Professional fees	41,769
12b-1 Distribution and shareholder servicing fees	16,776
Non-affiliated fund administration fees payable	15,593
Non-interested Trustees' deferred compensation fees	5,407
Dividends	4,565
Non-interested Trustees' fees and expenses	2,415
Custodian fees	1,897
Affiliated fund administration fees payable	555
Accrued expenses and other payables	55,995
Total Liabilities	1,331,272
Net Assets	$257,711,317

See Notes to Financial Statements.

Janus Investment Fund	13

Janus Henderson Global Income Managed Volatility Fund

Statement of Assets and Liabilities

June 30, 2018

Net Assets Consist of:
Capital (par value and paid-in surplus)	$253,930,511
Undistributed net investment income/(loss)	941,563
Undistributed net realized gain/(loss) from investments and foreign currency transactions	(4,159,921)
Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	6,999,164
Total Net Assets	$257,711,317
Net Assets - Class A Shares	$7,334,691
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	561,238
Net Asset Value Per Share(5)	$13.07
Maximum Offering Price Per Share(6)	$13.87
Net Assets - Class C Shares	$17,490,960
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,347,741
Net Asset Value Per Share(5)	$12.98
Net Assets - Class D Shares	$35,060,659
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	2,689,845
Net Asset Value Per Share	$13.03
Net Assets - Class I Shares	$157,956,857
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	12,054,964
Net Asset Value Per Share	$13.10
Net Assets - Class N Shares	$3,370,518
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	257,216
Net Asset Value Per Share	$13.10
Net Assets - Class S Shares	$360,139
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	27,606
Net Asset Value Per Share	$13.05
Net Assets - Class T Shares	$36,137,493
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	2,768,784
Net Asset Value Per Share	$13.05

(1) Includes cost of $248,674,552.

(2) Includes $361,082 of securities on loan. See Note 2 in Notes to Financial Statements.

(3) Includes cost of $2,585,631.

(4) Includes cost of $160,221.

(5) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(6) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

14	JUNE 30, 2018

Janus Henderson Global Income Managed Volatility Fund

Statement of Operations

For the year ended June 30, 2018(1)

Investment Income:
Dividends	$11,034,264
Dividends from affiliates	39,415
Affiliated securities lending income, net	10,816
Other income	40
Foreign tax withheld	(241,859)
Total Investment Income	10,842,676
Expenses:
Advisory fees	1,401,999
12b-1 Distribution and shareholder servicing fees:
Class A Shares	24,941
Class C Shares	182,579
Class S Shares	913
Transfer agent administrative fees and expenses:
Class D Shares	53,634
Class S Shares	913
Class T Shares	119,244
Transfer agent networking and omnibus fees:
Class A Shares	10,564
Class C Shares	18,639
Class I Shares	115,047
Other transfer agent fees and expenses:
Class A Shares	1,321
Class C Shares	2,023
Class D Shares	12,131
Class I Shares	5,593
Class N Shares	108
Class S Shares	15
Class T Shares	1,235
Registration fees	111,152
Professional fees	58,084
Shareholder reports expense	50,427
Custodian fees	18,491
Affiliated fund administration fees	15,908
Non-affiliated fund administration fees	15,594
Non-interested Trustees’ fees and expenses	8,826
Other expenses	10,476
Total Expenses	2,239,857
Less: Excess Expense Reimbursement and Waivers	(412,441)
Net Expenses	1,827,416
Net Investment Income/(Loss)	9,015,260
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	689,771
Total Net Realized Gain/(Loss) on Investments	689,771
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	(9,117,344)
Total Change in Unrealized Net Appreciation/Depreciation	(9,117,344)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$587,687

(1) Period from August 4, 2017 (inception date) through June 30, 2018 for Class N Shares.

See Notes to Financial Statements.

Janus Investment Fund	15

Janus Henderson Global Income Managed Volatility Fund

Statements of Changes in Net Assets

	Year ended June 30, 2018(1)	Year ended June 30, 2017

Operations:
Net investment income/(loss)	$9,015,260	$6,581,126
Net realized gain/(loss) on investments	689,771	(4,642,067)
Change in unrealized net appreciation/depreciation	(9,117,344)	10,195,368
Net Increase/(Decrease) in Net Assets Resulting from Operations	587,687	12,134,427
Dividends and Distributions to Shareholders:
Dividends from Net Investment Income
Class A Shares	(333,487)	(768,862)
Class C Shares	(525,115)	(355,834)
Class D Shares	(1,604,200)	(1,644,522)
Class I Shares	(4,668,160)	(1,699,974)
Class N Shares	(102,491)	N/A
Class S Shares	(12,117)	(9,423)
Class T Shares	(1,655,959)	(1,702,908)
Total Dividends from Net Investment Income	(8,901,529)	(6,181,523)
Distributions from Net Realized Gain from Investment Transactions
Class A Shares	—	(1,908)
Class C Shares	—	(872)
Class D Shares	—	(2,833)
Class I Shares	—	(2,464)
Class S Shares	—	(17)
Class T Shares	—	(3,297)
Total Distributions from Net Realized Gain from Investment Transactions	—	(11,391)
Net Decrease from Dividends and Distributions to Shareholders	(8,901,529)	(6,192,914)
Capital Share Transactions:
Class A Shares	(6,009,846)	(13,801,808)
Class C Shares	(2,534,138)	8,121,767
Class D Shares	(13,829,148)	(6,487,255)
Class I Shares	86,879,225	45,200,212
Class N Shares	3,501,870	N/A
Class S Shares	(838)	40,652
Class T Shares	(17,952,676)	5,325,167
Net Increase/(Decrease) from Capital Share Transactions	50,054,449	38,398,735
Net Increase/(Decrease) in Net Assets	41,740,607	44,340,248
Net Assets:
Beginning of period	215,970,710	171,630,462
End of period	$257,711,317	$215,970,710

Undistributed Net Investment Income/(Loss)	$941,563	$827,407

(1) Period from August 4, 2017 (inception date) through June 30, 2018 for Class N Shares.

See Notes to Financial Statements.

16	JUNE 30, 2018

Janus Henderson Global Income Managed Volatility Fund

Financial Highlights

Class A Shares
For a share outstanding during each year ended June 30	2018	2017	2016		2015	2014
Net Asset Value, Beginning of Period	$13.38	$12.84	$11.45		$12.95	$11.60
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.44(1)	0.32(1)	0.42(1)		0.33(1)	0.57(1)
Net realized and unrealized gain/(loss)	(0.30)	0.57	1.40		(1.08)	1.86
Total from Investment Operations	0.14	0.89	1.82		(0.75)	2.43
Less Dividends and Distributions:
Dividends (from net investment income)	(0.45)	(0.35)	(0.30)		(0.44)	(0.43)
Distributions (from capital gains)	—	—(2)	(0.13)		(0.31)	(0.65)
Total Dividends and Distributions	(0.45)	(0.35)	(0.43)		(0.75)	(1.08)
Net Asset Value, End of Period	$13.07	$13.38	$12.84		$11.45	$12.95
Total Return*	1.01%	7.13%	16.28%		(5.79)%	21.79%
Net Assets, End of Period (in thousands)	$7,335	$13,425	$27,380		$2,816	$6,300
Average Net Assets for the Period (in thousands)	$10,020	$27,845	$8,512		$3,789	$4,861
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.03%	1.05%	1.48%		1.90%	1.96%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.87%	0.86%	0.83%		0.84%	0.81%
Ratio of Net Investment Income/(Loss)	3.25%	2.55%	3.47%		2.74%	4.62%
Portfolio Turnover Rate	60%	58%	41%		125%	51%
				1

Class C Shares
For a share outstanding during each year ended June 30	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$13.28	$12.75	$11.39	$12.89	$11.56
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.36(1)	0.30(1)	0.33(1)	0.24(1)	0.45(1)
Net realized and unrealized gain/(loss)	(0.30)	0.50	1.38	(1.07)	1.87
Total from Investment Operations	0.06	0.80	1.71	(0.83)	2.32
Less Dividends and Distributions:
Dividends (from net investment income)	(0.36)	(0.27)	(0.22)	(0.36)	(0.34)
Distributions (from capital gains)	—	—(2)	(0.13)	(0.31)	(0.65)
Total Dividends and Distributions	(0.36)	(0.27)	(0.35)	(0.67)	(0.99)
Net Asset Value, End of Period	$12.98	$13.28	$12.75	$11.39	$12.89
Total Return*	0.41%	6.36%	15.33%	(6.51)%	20.83%
Net Assets, End of Period (in thousands)	$17,491	$20,450	$11,529	$1,161	$999
Average Net Assets for the Period (in thousands)	$19,521	$16,659	$3,746	$1,136	$613
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.70%	1.78%	2.17%	2.72%	2.70%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.54%	1.61%	1.58%	1.61%	1.57%
Ratio of Net Investment Income/(Loss)	2.73%	2.39%	2.74%	2.03%	3.63%
Portfolio Turnover Rate	60%	58%	41%	125%	51%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

See Notes to Financial Statements.

Janus Investment Fund	17

Janus Henderson Global Income Managed Volatility Fund

Financial Highlights

Class D Shares
For a share outstanding during each year ended June 30	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$13.34	$12.80	$11.42	$12.92	$11.58
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.49(1)	0.40(1)	0.44(1)	0.35(1)	0.56(1)
Net realized and unrealized gain/(loss)	(0.32)	0.52	1.39	(1.07)	1.88
Total from Investment Operations	0.17	0.92	1.83	(0.72)	2.44
Less Dividends and Distributions:
Dividends (from net investment income)	(0.48)	(0.38)	(0.32)	(0.47)	(0.45)
Distributions (from capital gains)	—	—(2)	(0.13)	(0.31)	(0.65)
Total Dividends and Distributions	(0.48)	(0.38)	(0.45)	(0.78)	(1.10)
Net Asset Value, End of Period	$13.03	$13.34	$12.80	$11.42	$12.92
Total Return*	1.24%	7.39%	16.43%	(5.62)%	21.92%
Net Assets, End of Period (in thousands)	$35,061	$49,826	$55,105	$7,265	$8,689
Average Net Assets for the Period (in thousands)	$44,872	$55,232	$19,737	$7,736	$6,297
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.84%	0.87%	1.33%	1.89%	1.78%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.65%	0.66%	0.65%	0.66%	0.66%
Ratio of Net Investment Income/(Loss)	3.62%	3.16%	3.60%	2.95%	4.51%
Portfolio Turnover Rate	60%	58%	41%	125%	51%

Class I Shares
For a share outstanding during each year ended June 30	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$13.41	$12.87	$11.47	$12.97	$11.62
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.49(1)	0.46(1)	0.45(1)	0.37(1)	0.56(1)
Net realized and unrealized gain/(loss)	(0.31)	0.47	1.41	(1.08)	1.90
Total from Investment Operations	0.18	0.93	1.86	(0.71)	2.46
Less Dividends and Distributions:
Dividends (from net investment income)	(0.49)	(0.39)	(0.33)	(0.48)	(0.46)
Distributions (from capital gains)	—	—(2)	(0.13)	(0.31)	(0.65)
Total Dividends and Distributions	(0.49)	(0.39)	(0.46)	(0.79)	(1.11)
Net Asset Value, End of Period	$13.10	$13.41	$12.87	$11.47	$12.97
Total Return*	1.30%	7.42%	16.61%	(5.49)%	22.09%
Net Assets, End of Period (in thousands)	$157,957	$76,883	$29,592	$2,596	$1,995
Average Net Assets for the Period (in thousands)	$130,145	$53,486	$8,765	$2,369	$1,855
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.75%	0.76%	1.18%	1.65%	1.67%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.60%	0.59%	0.58%	0.54%	0.52%
Ratio of Net Investment Income/(Loss)	3.66%	3.59%	3.72%	3.12%	4.54%
Portfolio Turnover Rate	60%	58%	41%	125%	51%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

See Notes to Financial Statements.

18	JUNE 30, 2018

Janus Henderson Global Income Managed Volatility Fund

Financial Highlights

Class N Shares
For a share outstanding during the period ended June 30	2018(1)
Net Asset Value, Beginning of Period	$13.65
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.42
Net realized and unrealized gain/(loss)	(0.51)
Total from Investment Operations	(0.09)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.46)
Distributions (from capital gains)	—
Total Dividends and Distributions	(0.46)
Net Asset Value, End of Period	$13.10
Total Return*	(0.66)%
Net Assets, End of Period (in thousands)	$3,371
Average Net Assets for the Period (in thousands)	$2,827
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.70%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.51%
Ratio of Net Investment Income/(Loss)	3.45%
Portfolio Turnover Rate	60%

Class S Shares
For a share outstanding during each year ended June 30	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$13.35	$12.81	$11.43	$12.93	$11.58
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.45(2)	0.38(2)	0.37(2)	0.31(2)	0.46(2)
Net realized and unrealized gain/(loss)	(0.31)	0.51	1.45	(1.07)	1.98
Total from Investment Operations	0.14	0.89	1.82	(0.76)	2.44
Less Dividends and Distributions:
Dividends (from net investment income)	(0.44)	(0.35)	(0.31)	(0.43)	(0.44)
Distributions (from capital gains)	—	—(3)	(0.13)	(0.31)	(0.65)
Total Dividends and Distributions	(0.44)	(0.35)	(0.44)	(0.74)	(1.09)
Net Asset Value, End of Period	$13.05	$13.35	$12.81	$11.43	$12.93
Total Return*	1.03%	7.09%	16.32%	(5.93)%	21.99%
Net Assets, End of Period (in thousands)	$360	$370	$316	$163	$174
Average Net Assets for the Period (in thousands)	$366	$344	$204	$166	$199
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.36%	1.18%	1.79%	2.10%	2.13%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.92%	0.92%	0.77%	1.00%	0.77%
Ratio of Net Investment Income/(Loss)	3.35%	2.97%	3.06%	2.62%	3.72%
Portfolio Turnover Rate	60%	58%	41%	125%	51%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from August 4, 2017 (inception date) through June 30, 2018.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

(3) Less than $0.005 on a per share basis.

See Notes to Financial Statements.

Janus Investment Fund	19

Janus Henderson Global Income Managed Volatility Fund

Financial Highlights

Class T Shares
For a share outstanding during each year ended June 30	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$13.36	$12.82	$11.44	$12.94	$11.60
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.47(1)	0.39(1)	0.45(1)	0.35(1)	0.55(1)
Net realized and unrealized gain/(loss)	(0.31)	0.52	1.38	(1.08)	1.88
Total from Investment Operations	0.16	0.91	1.83	(0.73)	2.43
Less Dividends and Distributions:
Dividends (from net investment income)	(0.47)	(0.37)	(0.32)	(0.46)	(0.44)
Distributions (from capital gains)	—	—(2)	(0.13)	(0.31)	(0.65)
Total Dividends and Distributions	(0.47)	(0.37)	(0.45)	(0.77)	(1.09)
Net Asset Value, End of Period	$13.05	$13.36	$12.82	$11.44	$12.94
Total Return*	1.14%	7.28%	16.33%	(5.70)%	21.84%
Net Assets, End of Period (in thousands)	$36,137	$55,018	$47,708	$3,603	$2,200
Average Net Assets for the Period (in thousands)	$47,900	$58,466	$11,120	$3,147	$855
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.91%	0.93%	1.31%	1.87%	1.83%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.74%	0.75%	0.75%	0.76%	0.71%
Ratio of Net Investment Income/(Loss)	3.49%	3.08%	3.68%	2.96%	4.49%
Portfolio Turnover Rate	60%	58%	41%	125%	51%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

See Notes to Financial Statements.

20	JUNE 30, 2018

Janus Henderson Global Income Managed Volatility Fund

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Janus Henderson Global Income Managed Volatility Fund(the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 49 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks long-term growth of capital and income. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares. Class D Shares are closed to certain new investors.

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus Henderson funds. Class D Shares are available only to investors who hold accounts directly with the Janus Henderson funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of: 1) certain adviser-assisted, employer-sponsored retirement plans, including 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans; and 2) retail investors purchasing in qualified or nonqualified accounts, whose accounts are held through an omnibus account at their financial intermediary, and where the financial intermediary requires no payment or reimbursement from the Fund, Janus Capital Management LLC (“Janus Capital”), or its affiliates. Class N Shares are also available to Janus Henderson proprietary products and to certain direct institutional investors approved by Janus Distributors LLC dba Janus Henderson Distributors (“Janus Henderson Distributors”) including, but not limited to, corporations, certain retirement plans, public plans, and foundations and endowments, subject to minimum investment requirements.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price.

Janus Investment Fund	21

Janus Henderson Global Income Managed Volatility Fund

Notes to Financial Statements

Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2018 to fair value the Fund’s investments in

22	JUNE 30, 2018

Janus Henderson Global Income Managed Volatility Fund

Notes to Financial Statements

securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

The Fund recognizes transfers between the levels as of the beginning of the fiscal year. The following describes the amounts of transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the year.

Financial assets of $73,330,804 were transferred out of Level 1 to Level 2 since certain foreign equity prices were applied a fair valuation adjustment factor at the end of the current period and no factor was applied at the end of the prior fiscal year.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

Dividends of net investment income are generally declared and distributed monthly and realized capital gains (if any) are distributed annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or the Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible

Janus Investment Fund	23

Janus Henderson Global Income Managed Volatility Fund

Notes to Financial Statements

that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

On December 22, 2017, the Tax Cuts and Jobs Act was signed into law. Currently, Management does not believe the bill will have a material impact on the Fund’s intention to continue to qualify as a regulated investment company, which is generally not subject to U.S. federal income tax.

2. Other Investments and Strategies

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) of 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone

24	JUNE 30, 2018

Janus Henderson Global Income Managed Volatility Fund

Notes to Financial Statements

member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). There is considerable uncertainty about how Brexit will be conducted, how negotiations of necessary treaties and trade agreements will proceed, or how financial markets will react. In addition, one or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Fund may be exposed to counterparty risk through its investments in certain securities, including, but not limited to, repurchase agreements and debt securities. The Fund intends to enter into financial transactions with counterparties that Janus Capital Management LLC (“Janus Capital”) believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Real Estate Investing

To the extent that real estate-related securities may be included in the Fund’s named benchmark index, Intech’s mathematical investment process may select equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Securities Lending

Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to certain qualified broker-dealers and institutions. Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions in accordance with the Agency Securities Lending and Repurchase Agreement. The Fund may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as

Janus Investment Fund	25

Janus Henderson Global Income Managed Volatility Fund

Notes to Financial Statements

investment adviser, Janus Henderson Cash Collateral Fund LLC. An investment in Janus Henderson Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Henderson Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Henderson Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Henderson Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments (if applicable).

Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations. As of June 30, 2018, securities lending transactions accounted for as secured borrowings with an overnight and continuous contractual maturity are $361,082 for equity securities. Gross amounts of recognized liabilities for securities lending (collateral received) as of June 30, 2018 is $379,480, resulting in the net amount due to the counterparty of $18,398.

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, in the event of a default and/or termination event, the Fund may offset with each counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. For financial reporting purposes, the Fund does not offset certain derivative financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities.

Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions in accordance with the Agency Securities Lending and Repurchase Agreement. For financial reporting purposes, the Fund does not offset financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities. Securities on loan will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Upon receipt of cash collateral, Janus Capital intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Henderson Cash Collateral Fund LLC. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

26	JUNE 30, 2018

Janus Henderson Global Income Managed Volatility Fund

Notes to Financial Statements

The following table presents gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable).

Offsetting of Financial Assets and Derivative Assets

Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

Deutsche Bank AG	$361,082	$—	$(361,082)	$—

(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

3. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The Fund’s contractual investment advisory fee rate (expressed as an annual rate) is 0.55% of its average daily net assets.

Intech Investment Management LLC (“Intech”) serves as subadviser to the Fund. As subadviser, Intech provides day-to-day management of the investment operations of the Fund subject to the general oversight of Janus Capital. Janus Capital owns approximately 97% of Intech.

Janus Capital pays Intech a subadvisory fee rate equal to 50% of the investment advisory fee paid by the Fund to Janus Capital (net of any fee waivers and expense reimbursements).

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s total annual fund operating expenses, including the investment advisory fee, but excluding the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus/administrative fees payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.50% of the Fund’s average daily net assets. Janus Capital has agreed to continue the waivers until at least November 1, 2018. If applicable, amounts waived and/or reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund’s Class D Shares pay an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder

Janus Investment Fund	27

Janus Henderson Global Income Managed Volatility Fund

Notes to Financial Statements

reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital. For all share classes except Class D Shares, Janus Services also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.

Janus Services is compensated for its services related to the Fund’s Class D Shares. In addition to the administrative fees discussed above, Janus Services receives reimbursement for out-of-pocket costs it incurs for serving as transfer agent and providing, or arranging for, servicing to shareholders. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Henderson Distributors, a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Henderson Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution and shareholder servicing fees” in the Statement of Operations.

Janus Capital serves as administrator to the Fund pursuant to an administration agreement between Janus Capital and the Trust. Under the administration agreement, Janus Capital provides oversight and coordination of the Fund’s service providers, recordkeeping, and other administrative services, and is reimbursed by the Fund for certain of its costs in providing these services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. The Fund pays for some or all of the salaries, fees, and expenses of Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital (or any subadvisor, as applicable) provides to the Fund. These amounts are disclosed as “Affiliated Fund administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Fund’s Chief Compliance Officer and certain compliance staff, all of whom are employees of Janus Capital and/or its affiliates, are shared with the Fund. Total compensation of $476,345 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended June 30, 2018. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

Effective April 1, 2018, BNP Paribas Financial Services (“BPFS”) provides certain administrative services to the Fund, including services related to Fund accounting, calculation of the Fund’s daily NAV, and Fund audit, tax, and reporting

28	JUNE 30, 2018

Janus Henderson Global Income Managed Volatility Fund

Notes to Financial Statements

obligations, pursuant to a sub-administration agreement with Janus Capital on behalf of the Fund. As compensation for such services, Janus Capital pays BPFS a fee based on a percentage of the Fund’s assets, along with a flat fee, and is reimbursed by the Fund for amounts paid to BPFS (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). These amounts are disclosed as “Non-affiliated fund administration fees” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of June 30, 2018 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended June 30, 2018 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $471,025 were paid by the Trust to the Trustees under the Deferred Plan during the year ended June 30, 2018.

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Henderson Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Henderson Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Fund's ability to withdraw investments from Janus Henderson Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Henderson Cash Liquidity Fund LLC. The units of Janus Henderson Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the year ended June 30, 2018 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Henderson Distributors and financial intermediaries. During the year ended June 30, 2018, Janus Henderson Distributors retained upfront sales charges of $5,752.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Henderson Distributors during the year ended June 30, 2018.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the year ended June 30, 2018, redeeming shareholders of Class C Shares paid CDSCs of $3,864.

Janus Investment Fund	29

Janus Henderson Global Income Managed Volatility Fund

Notes to Financial Statements

As of June 30, 2018, shares of the Fund were owned by affiliates of Janus Henderson Investors, and/or other funds advised by Janus Henderson, as indicated in the table below:

Class	% of Class Owned	% of Fund Owned
Class A Shares	-%	-%
Class C Shares	-	-
Class D Shares	-	-
Class I Shares	-	-
Class N Shares	-	-
Class S Shares	49	-*
Class T Shares	-	-

* Less than 0.50%

In addition, other shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

4. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations; (2) losses or deductions the Fund may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of deferred compensation and foreign currency contract adjustments. The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

			Loss Deferrals		Other Book	Net Tax
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Late-Year Ordinary Loss	Post-October Capital Loss	to Tax Differences	Appreciation/ (Depreciation)
$ 949,370	$ -	$ (3,795,733)	$ -	$ -	$ (5,982)	$ 6,633,151

Accumulated capital losses noted below represent net capital loss carryovers, as of June 30,  2018, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows these capital loss carryovers.

Capital Loss Carryover Schedule
For the year ended June 30, 2018
No Expiration
Short-Term	Accumulated Capital Losses
$ (3,795,733)	$ (3,795,733)

During the year ended June 30, 2018, capital loss carryovers of $661,281 were utilized by the Fund.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2018 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals, investments in partnerships, and investments in passive foreign investment companies.

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Notes to Financial Statements

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 251,626,770	$17,407,281	$(10,774,130)	$ 6,633,151

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, passive foreign investment companies, net investment losses, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended June 30, 2018
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 8,901,529	$ -	$ -	$ -

For the year ended June 30, 2017
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 6,181,536	$ 11,378	$ -	$ -

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. The following reclassifications have been made to the Fund:

Increase/(Decrease) to Capital	Increase/(Decrease) to Undistributed Net Investment Income/Loss	Increase/(Decrease) to Undistributed Net Realized Gain/Loss
$ -	$ 425	$ (425)

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Notes to Financial Statements

5. Capital Share Transactions

	Year ended June 30, 2018(1)		Year ended June 30, 2017
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	223,181	$ 3,016,533	2,055,709	$ 26,257,820
Reinvested dividends and distributions	24,830	333,314	60,101	758,779
Shares repurchased	(690,489)	(9,359,693)	(3,245,177)	(40,818,407)
Net Increase/(Decrease)	(442,478)	$ (6,009,846)	(1,129,367)	$(13,801,808)
Class C Shares:
Shares sold	255,308	$ 3,409,493	951,768	$ 12,106,681
Reinvested dividends and distributions	39,369	524,390	27,453	348,329
Shares repurchased	(486,281)	(6,468,021)	(343,815)	(4,333,243)
Net Increase/(Decrease)	(191,604)	$ (2,534,138)	635,406	$ 8,121,767
Class D Shares:
Shares sold	432,393	$ 5,822,139	2,365,414	$ 30,158,339
Reinvested dividends and distributions	116,391	1,557,436	127,773	1,623,406
Shares repurchased	(1,593,175)	(21,208,723)	(3,062,602)	(38,269,000)
Net Increase/(Decrease)	(1,044,391)	$ (13,829,148)	(569,415)	$ (6,487,255)
Class I Shares:
Shares sold	10,737,932	$146,052,302	6,802,780	$ 87,444,640
Reinvested dividends and distributions	347,885	4,664,079	130,816	1,682,179
Shares repurchased	(4,763,624)	(63,837,156)	(3,500,599)	(43,926,607)
Net Increase/(Decrease)	6,322,193	$ 86,879,225	3,432,997	$ 45,200,212
Class N Shares:
Shares sold	325,255	$ 4,410,175	-	$ -
Reinvested dividends and distributions	7,651	102,491	-	-
Shares repurchased	(75,690)	(1,010,796)	-	-
Net Increase/(Decrease)	257,216	$ 3,501,870	-	$ -
Class S Shares:
Shares sold	1,013	$ 13,776	5,156	$ 67,445
Reinvested dividends and distributions	906	12,117	741	9,440
Shares repurchased	(1,994)	(26,731)	(2,899)	(36,233)
Net Increase/(Decrease)	(75)	$ (838)	2,998	$ 40,652
Class T Shares:
Shares sold	930,823	$ 12,545,460	4,406,926	$ 56,112,252
Reinvested dividends and distributions	123,555	1,655,959	134,180	1,706,029
Shares repurchased	(2,404,168)	(32,154,095)	(4,144,483)	(52,493,114)
Net Increase/(Decrease)	(1,349,790)	$ (17,952,676)	396,623	$ 5,325,167
(1)	Period from August 4, 2017 (inception date) through June 30, 2018 for Class N Shares.

6. Purchases and Sales of Investment Securities

For the year ended June 30, 2018, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$196,800,876	$ 146,302,070	$ -	$ -

7. Recent Accounting Pronouncements

The Securities and Exchange Commission ("SEC") adopted new rules as well as amendments to its rules to modernize the reporting and disclosure of information by registered investment companies. In addition, the SEC adopted

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Janus Henderson Global Income Managed Volatility Fund

Notes to Financial Statements

amendments to Regulation S-X, which require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date of the amendments to Regulation S-X was August 1, 2017. This report incorporates the amendments to Regulation S-X.

The FASB issued Accounting Standards Update No. 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities ("ASU 2017-08") to amend the amortization period for certain purchased callable debt securities held at a premium. The guidance requires certain premiums on callable debt securities to be amortized to the earliest call date. The amortization period for callable debt securities purchased at a discount will not be impacted. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Early adoption is permitted, including adoption in an interim period. Management is currently evaluating the impacts of ASU 2017-08 on the financial statements.

8. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to June 30, 2018 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Investment Fund and Shareholders of Janus Henderson Global Income Managed Volatility Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Janus Henderson Global Income Managed Volatility Fund (one of the funds constituting Janus Investment Fund, referred to hereafter as the "Fund") as of June 30, 2018, the related statement of operations for the year ended June 30, 2018, the statements of changes in net assets for each of the two years in the period ended June 30, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended June 30, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2018 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.

Denver, Colorado
August 17, 2018

We have served as the auditor of one or more investment companies in Janus Henderson Funds since 1990.

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Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Fund is required to disclose its complete holdings on Form N-Q within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to Fund shareholders. These reports (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free) (or 1-800-525-3713 if you hold Class D shares). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag. Holdings are generally posted approximately two business days thereafter under Full Holdings for the Fund at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 14 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

Additionally, in connection with their consideration of whether to continue the investment advisory agreement and subadvisory agreement for each Fund, as applicable, the Trustees also received and reviewed information in connection with the transaction to combine the respective businesses of Henderson Group plc and Janus Capital Group, Inc., the parent company of Janus Capital (the “Transaction”), announced in October 2016, which closed in the second quarter of 2017. In this regard, the Trustees reviewed information regarding the impact of the Transaction on the services to be provided by Janus Capital and each subadviser, as applicable, to the Funds under such agreements prior to the close of the Transaction as well as the services provided after the Transaction closed.

At a meeting held on December 7, 2017, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from February 1, 2018 through February 1, 2019, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the

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Janus Henderson Global Income Managed Volatility Fund

Additional Information (unaudited)

agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees (excluding out of pocket costs), net of any waivers.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has been strong: for the 36 months ended September 30, 2017, approximately 70% of the Funds were in the top two quartiles of performance, as reported by Morningstar, and for the 12 months ended September 30, 2017, approximately 46% of the Funds were in the top two quartiles of performance, as reported by Morningstar.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Alternative Funds

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson International Long/Short Equity Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and the Fund’s limited performance history.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge

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Additional Information (unaudited)

quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Fixed-Income Funds

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Unconstrained Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Real Return Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Strategic Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

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Additional Information (unaudited)

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson International Small Cap Fund, the Trustees noted that, due to limited performance for the Fund, performance history was not a material factor.

• For Janus Henderson International Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that

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Janus Henderson Global Income Managed Volatility Fund

Additional Information (unaudited)

the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson All Asset Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

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Janus Henderson Global Income Managed Volatility Fund

Additional Information (unaudited)

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and the Fund’s limited performance history.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital and Intech had taken or were taking to improve performance, and the Fund’s limited performance history.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Intech had taken or were taking to improve performance.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Select Value Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

Janus Aspen Series

• For Janus Henderson Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

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Additional Information (unaudited)

• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Forty Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Allocation Portfolio – Moderate, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Research Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Technology Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Unconstrained Bond Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and the Fund’s limited performance history.

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Overseas Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Research Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Fund’s performance warranted continuation of the Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of

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Additional Information (unaudited)

that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration, but excluding out-of-pocket costs) fees for many of the Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 10% below the average total expenses of their respective Broadridge Expense Group peers and 18% below the average total expenses for their Broadridge Expense Universes; (3) management fees for the Funds, on average, were 8% below the average management fees for their Expense Groups and 9% below the average for their Expense Universes; and (4) Fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered the total expenses for each share class of each Fund compared to the average total expenses for its Broadridge Expense Group peers and to average total expenses for its Broadridge Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and expense waivers on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional clients and to the fees Janus Capital charges to funds subadvised by Janus Capital; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) Janus mutual fund investors enjoy reasonable fees relative to the fees charged to Janus institutional and subadvised fund investors; (4) in three of seven product categories, the Funds receive proportionally better pricing than the industry in relation to Janus institutional clients; and (5) in seven of eight strategies, Janus Capital has lower management fees than funds subadvised by Janus Capital’s portfolio managers.

The Trustees considered the fees for each Fund for its fiscal year ended in 2016, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Alternative Funds

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Long/Short Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were

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Additional Information (unaudited)

reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Fixed-Income Funds

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Unconstrained Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Real Return Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to waive 11 basis points of management fees effective February 1, 2018 and also has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Strategic Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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Additional Information (unaudited)

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson International Small Cap Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

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Additional Information (unaudited)

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson All Asset Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s total expenses effective June 5, 2017.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Research Fund, the Trustees noted that, although the Fund’s total expenses were equal to or exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective February 1, 2017.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

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Additional Information (unaudited)

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Select Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group averages for all share classes.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Janus Aspen Series

• For Janus Henderson Balanced Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Global Allocation Portfolio - Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Technology Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Unconstrained Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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Additional Information (unaudited)

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Overseas Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for its sole share class.

The Trustees reviewed information on the overall profitability to Janus Capital and its affiliates of their relationship with the Funds, and considered profitability data of other fund managers. The Trustees also considered the financial information, estimated profitability and corporate structure of Janus Capital’s parent company before and after the Transaction. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. The Trustees also noted that the Trustees’ independent fee consultant reviewed the overall profitability of Janus Capital’s parent company prior to the Transaction, and the independent fee consultant found that, while assessing the reasonableness of Fund expenses in light of such profits was dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons were limited in accuracy by differences in complex size, business mix, institutional account orientation and other factors, after accepting these limitations, the level of profit earned by Janus Capital’s parent company was reasonable. In this regard, the independent consultant concluded that the profitability of Janus Capital’s parent company did not show excess nor did it show any insufficiency that could limit the ability to invest the resources needed to drive strong future investment performance on behalf of the Funds.

Additionally, the Trustees considered the estimated profitability to Janus Capital from the investment management services it provided to each Fund. The Trustees also considered such estimated profitability taking into account the impact of the Transaction on Janus Capital’s expense structure on a pro forma basis. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Fund is necessarily a product of the allocation methodology utilized by Janus Capital to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant concluded that (1) the expense allocation methodology utilized by Janus Capital was reasonable and (2) the estimated profitability to Janus Capital from the investment management services it provided to each Fund was reasonable, including after taking into account the impact of the Transaction on Janus Capital’s expense structure on a pro forma basis. The Trustees also considered that the estimated profitability for an individual Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that Janus Capital’s estimated profitability with respect to each Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Funds was not a material factor in the Board’s approval of the reasonableness of any Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that each Fund’s total expenses were reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

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Additional Information (unaudited)

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted their independent fee consultant’s analysis of economies of scale in prior years. They also noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 86% of these Funds’ share classes have contractual management fees (gross of waivers) below their Broadridge expense group averages. They also noted that for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing certain of these Funds because they have not reached adequate scale. Moreover, as the assets of some of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

The independent fee consultant concluded that, given the limitations of various analytical approaches to economies of scale it had considered in prior years, and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus complex. The independent consultant concluded that (1) to the extent there were economies of scale at Janus Capital, Janus Capital’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Funds, Janus Capital appeared to be investing to increase the likelihood that these Funds will grow to a level to achieve any scale economies that may exist. Further, the independent fee consultant provided its belief that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Funds from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and/or the subadvisers benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Fund could attract other business to Janus Capital, the subadvisers or other Janus funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Funds.

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Janus Henderson Global Income Managed Volatility Fund

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was June 30, 2018. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

Janus Investment Fund	49

Janus Henderson Global Income Managed Volatility Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the

50	JUNE 30, 2018

Janus Henderson Global Income Managed Volatility Fund

Useful Information About Your Fund Report (unaudited)

total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

Janus Investment Fund	51

Janus Henderson Global Income Managed Volatility Fund

Designation Requirements (unaudited)

For federal income tax purposes, the Fund designated the following for the year ended June 30, 2018:

Dividends Received Deduction Percentage	89%
Qualified Dividend Income Percentage	100%

52	JUNE 30, 2018

Janus Henderson Global Income Managed Volatility Fund

Trustees and Officers (unaudited)

The Fund’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Fund’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Fund’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Fund’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Aspen Series. Collectively, these two registered investment companies consist of 61 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Fund may also be officers and/or directors of Janus Capital. Except as otherwise disclosed, Fund officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer, as authorized by the Trustees.

Janus Investment Fund	53

Janus Henderson Global Income Managed Volatility Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Managing Partner, Impact Investments, Athena Capital Advisors LLC (independent registered investment advisor) (since 2016) and Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations). Formerly, Chief Executive Officer, Imprint Capital (impact investment firm) (2013-2015) and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	61

Director of Mutual Fund Directors Forum (a non-profit organization serving independent directors of U.S. mutual funds), Chairman of the Board and Trustee of The Investment Fund for Foundations Investment Program (TIP) (consisting of 2 funds), and Director of the F.B. Heron Foundation (a private grantmaking foundation).

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Janus Henderson Global Income Managed Volatility Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Trustee	1/13-Present	Executive Vice President, Institutional Markets, of Black Creek Group (private equity real estate investment management firm) (since 2012). Formerly, Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	61

Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of MotiveQuest LLC (strategic social market research company) (2003-2016); Director of Nuveen Global Investors LLC (2007-2011); Director of Communities in Schools (2004-2010); and Director of Mutual Fund Education Alliance (until 2010).

Janus Investment Fund	55

Janus Henderson Global Income Managed Volatility Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Managing Member and Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Venture Partner for The Edgewater Funds (a middle market private equity firm) (2002-2004); Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000); and Chief Investment Officer of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	61

Advisory Board Member, Innovate Partners Emerging Growth and Equity Fund I (early stage venture capital fund) (since 2014) and Managing Trustee of National Retirement Partners Liquidating Trust (since 2013). Formerly, Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013); Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009); Director of RemedyTemp, Inc. (temporary help services company) (1996-2006); and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

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Janus Henderson Global Income Managed Volatility Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	6/16-Present	Founder, Daraja Capital (advisory and investment firm) (since 2016), and Senior Advisor, Albright Stonebridge Group LLC (global strategy firm) (since 2016). Formerly, Senior Vice President (2011-2015), Albright Stonebridge Group LLC; and Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	61	Director of Brightwood Capital Advisors, LLC (since 2014).
Gary A. Poliner 151 Detroit Street Denver, CO 80206 DOB: 1953	Trustee	6/16-Present	Retired. Formerly, President (2010-2013) of Northwestern Mutual Life Insurance Company.	61

Director of MGIC Investment Corporation (private mortgage insurance) (since 2013) and West Bend Mutual Insurance Company (property/casualty insurance) (since 2013). Formerly, Trustee of Northwestern Mutual Life Insurance Company (2010-2013); and Director of Frank Russell Company (global asset management firm) (2008-2013).

Janus Investment Fund	57

Janus Henderson Global Income Managed Volatility Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
James T. Rothe 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	1/97-Present	Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Co-founder and Managing Director of Roaring Fork Capital SBIC, L.P. (SBA SBIC fund focusing on private investment in public equity firms) (2004-2014), Professor of Business of the University of Colorado (2002-2004), and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	61	Formerly, Director of Red Robin Gourmet Burgers, Inc. (RRGB) (2004- 2014).
William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	6/84-Present	Retired. Formerly, President and founder of HPS Products and Corporate Vice President of MKS Instruments, Boulder, CO (a provider of advanced process control systems for the semiconductor industry) (1976-2012).	61	None

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Janus Henderson Global Income Managed Volatility Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Diane L. Wallace 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	6/17-Present	Retired.	61

Formerly, Independent Trustee, Henderson Global Funds (13 portfolios) (2015-2017); Independent Trustee, State Farm Associates' Funds Trust, State Farm Mutual Fund Trust, and State Farm Variable Product Trust (28 portfolios) (2013-2017). Chief Operating Officer, Senior Vice President-Operations, and Chief Financial Officer for Driehaus Capital Management, LLC (1988-2006); and Treasurer of Driehaus Mutual Funds (1996-2002).

Janus Investment Fund	59

Janus Henderson Global Income Managed Volatility Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	61

Director of Chicago Community Trust (Regional Community Foundation), Chicago Council on Global Affairs, InnerWorkings (U.S. provider of print procurement solutions to corporate clients), Lurie Children’s Hospital (Chicago, IL), Shirley Ryan Ability Lab and Wrapports, LLC (digital communications company). Formerly, Director of Walmart (until 2017); Director of Chicago Convention & Tourism Bureau (until 2014); and The Field Museum of Natural History (Chicago, IL) (until 2014).

60	JUNE 30, 2018

Janus Henderson Global Income Managed Volatility Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Bruce L. Koepfgen 151 Detroit Street Denver, CO 80206 DOB: 1952	President and Chief Executive Officer	7/14-Present

Head of North America at Janus Henderson Investors and Janus Capital Management LLC (since 2017); Executive Vice President and Director of Janus International Holding LLC (since 2011); Executive Vice President of Janus Distributors LLC (since 2011); Vice President and Director of Intech Investment Management LLC (since 2011); Executive Vice President and Director of Perkins Investment Management LLC (since 2011); and Executive Vice President and Director of Janus Management Holdings Corporation (since 2011). Formerly, President of Janus Capital Group Inc. and Janus Capital Management LLC (2013-2017); Executive Vice President of Janus Services LLC (2011-2015), Janus Capital Group Inc. and Janus Capital Management LLC (2011-2013); and Chief Financial Officer of Janus Capital Group Inc., Janus Capital Management LLC, Janus Distributors LLC, Janus Management Holdings Corporation, and Janus Services LLC (2011-2013).

Susan K. Wold 151 Detroit Street Denver, CO 80206 DOB: 1960	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	9/17-Present

Senior Vice President and Head of Compliance, North America for Janus Henderson (since September 2017); Formerly, Vice President, Head of Global Corporate Compliance, and Chief Compliance Officer for Janus Capital Management LLC (May 2017- September 2017); Vice President, Compliance at Janus Capital
Group Inc. and Janus Capital Management LLC (2005-2017).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital and Janus Services LLC.

Janus Investment Fund	61

Janus Henderson Global Income Managed Volatility Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Kathryn L. Santoro 151 Detroit Street Denver, CO 80206 DOB: 1974	Vice President, Chief Legal Counsel, and Secretary	12/16-Present

Vice President of Janus Capital and Janus Services LLC (since 2016). Formerly, Vice President and Associate Counsel of Curian Capital, LLC and Curian Clearing LLC (2013-2016); and General Counsel and Secretary (2011-2012) and Vice President (2009-2012) of Old Mutual Capital, Inc.

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

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Janus Henderson Global Income Managed Volatility Fund

Notes

NotesPage1

Janus Investment Fund	63

Janus Henderson Global Income Managed Volatility Fund

Notes

NotesPage2

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Janus Henderson Global Income Managed Volatility Fund

Notes

NotesPage3

Janus Investment Fund	65

Knowledge. Shared

At Janus Henderson, we believe in the sharing of expert insight for better investment and business decisions. We call this ethos Knowledge. Shared.

Learn more by visiting janushenderson.com.

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson, Janus, Henderson, Perkins, Intech and Henderson Geneva are trademarks or registered trademarks of Janus Henderson Investors. © Janus Henderson Investors. The name Janus Henderson Investors includes HGI Group Limited, Henderson Global Investors (Brand Management) Sarl and Janus International Holding LLC.

Funds distributed by Janus Henderson Distributors

125-02-93013 08-18

ANNUAL REPORT June 30, 2018

Janus Henderson Global Unconstrained Bond Fund

Janus Investment Fund

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson Global Unconstrained Bond Fund

Janus Henderson Global Unconstrained Bond Fund (unaudited)

FUND SNAPSHOT

This “unconstrained” Fund has the flexibility to invest across global fixed income markets and is not managed to be compared to any specific index. The Fund has significant latitude to act on high-conviction ideas and seeks to achieve positive absolute returns in a variety of market environments.

PERFORMANCE OVERVIEW

For the 12-month period ending June 30, 2018, Janus Henderson Global Unconstrained Bond Fund’s Class I Shares returned -5.67%, compared with a 1.53% return for the Fund’s benchmark, the 3 Month USD London Interbank Offered Rate (LIBOR).

MARKET ENVIRONMENT

Global bonds generated gains during the period, while a popular benchmark for the U.S. market modestly slipped. The driver was largely Treasuries, which saw yields rise on the back of the Federal Reserve’s (Fed) succession of interest-rate hikes. The central bank also initiated its long-awaited balance-sheet reduction program. Treasuries remained relatively well bid until a winter scare sent yields higher as investors grew concerned that a potential bump in inflation could cause the cadence of rate hikes to accelerate. After hitting a high of 3.11% in mid-May, the yield on the 10-year note finished the 12-month period up 56 basis points (bps) to 2.86%. The 2-near note, which tends to be more sensitive to moves by the Fed, climbed 115 bps to 2.53%. Consequently, the yield curve flattened considerably over the period.

The volatility that sent Treasury yields higher also jolted risk assets. Investment-grade corporate credits lost ground as spreads widened 14 bps to 123 bps. High-yield corporates, however, generated positive returns, despite intra-period volatility. Stocks also recovered from the winter turbulence with the U.S. outpacing much of the developed world.

In Europe, investors took into consideration the European Central Bank’s (ECB) decision to extend its asset purchase program, albeit in smaller monthly increments, and the Bank of England’s (BOE) first rate hike since before the Global Financial Crisis. Later, concerns about softening eurozone economic data caused investors to pile into safe-haven German Bunds. On the heels of that, the prospect of a populist ruling coalition in Italy caused investors to flee riskier assets and seek safe harbor in the Bund. ECB President Mario Draghi – in what many construed as a bow to political realities and softer economic data – stated that there would be no interest rate hikes through at least the summer of 2019. These developments pushed the yield on the 10-year Bund to as low as 0.26%.

The diverging fortunes of the U.S. and Europe resulted in the spread between 10-year Treasuries and Bunds reaching historic levels, climbing to as high as 259 bps. We believe that underlying economic conditions in the two regions do not merit such a variance. For much of the period, we positioned the portfolio to benefit from a potential convergence in the two yields, yet the spread has remained stubborn despite being two standard deviations from its 10-year average.

PERFORMANCE DISCUSSION

For the period, the Fund underperformed its benchmark, the 3 Month USD LIBOR. The strategy seeks to provide long-term positive returns through various market environments by managing portfolio duration, credit risk and volatility.

The Fund is comprised of two sleeves: Its core, which invests in shorter-duration, cash-based fixed income securities and a series of strategies we refer to as Structural Alpha. We believe that corporate credits with maturities ranging from roughly one to three years offer investors a visible income stream that is often overlooked by the market. For the period, the Fund’s cash-based core generated positive returns. The Fund’s shorter-duration positioning in corporate credits was able to withstand spread widening, resulting in these securities contributing to performance, as did our allocation to securitized credit.

Janus Investment Fund	1

Janus Henderson Global Unconstrained Bond Fund (unaudited)

The Fund’s Structural Alpha strategies are designed to generate excess returns by capitalizing on tendencies prevalent in financial markets. One such tendency is investors overpaying for protection against price movements in an underlying asset by employing derivatives. Therefore, selling volatility on a range of asset classes and collecting a premium in the process is a prominent component of Structural Alpha. Volatility sales on U.S. equities generated positive returns. Volatility sales on corporate credits, however, detracted from performance as did volatility sales on gold.

Another component of Structural Alpha aims to capitalize on the announced and closing prices of corporate merger-and-acquisition (M&A) activity. We believe that the difference between these two prices present investors with a potential arbitrage opportunity as these prices tend to converge in a consistent manner. For the period, the Fund’s M&A arbitrage positioning in deals in the chemicals and telecommunications sectors contributed to performance.

The period’s underperformance was concentrated in the Fund’s Bund positioning. Given our view that the magnitude of the variance between Bunds and Treasuries is not merited by the economic fundamentals of the two countries, we constructed a directional position aimed at benefiting from a potential convergence, namely via rising Bund yields. We believe that despite some softening of economic data during the first half 2018, there is little rationale for yields to be negative for up to seven years on German sovereign debt. Conversely, we believe that the U.S. economy will have difficulty accelerating, as labor markets are extremely tight and the specter of a trade war could limit new sources of growth. While Europe continues to face threats from populist movements and the lengths to which politicians are willing to go to institute pro-growth structural reform are up for debate, our view is that the European economy is largely on track in its emergence from its debt crisis. Bund yields stayed range bound over the first half of the period. They then rose during the first six weeks of 2018 before falling dramatically over the remainder of the period as investors sought safety due to regional political developments. The magnitude of the rally caused the securities we used to structure the Bund-bearish convergence trade to register a loss. Although we maintain our convergence view, during the latter part of the period, we scaled back our positioning in recognition of the factors that have kept a steady bid on Bund prices.

The Fund makes extensive use of derivatives as a component of its Structural Alpha strategy. These derivatives are utilized with the aim of generating returns in addition to those attributed to our core fixed income allocation. Management has discretion to tactically use each of these derivatives to access trades and as hedging instruments. During the period, the Fund used options, futures, options on futures, credit default swaps (CDS), other swaps and forward exchange contracts. Options and futures, in part, are utilized as part of a strategy to capture yield by selling volatility across a range of asset classes. CDS are also used as part of a strategy to generate yield by selling default protection on an underlying asset. Forward exchange contracts are used, in part, to hedge our currency exposure and as a strategy for capitalizing on potential dislocations in the foreign currency market. For the period, the derivatives impact on performance was negative.

Please see the Derivative Instruments section in the “Notes to Financial Statements” for a discussion of derivatives used by the Fund.

Thank you for your investment in the Janus Henderson Global Unconstrained Bond Fund.

2	JUNE 30, 2018

Janus Henderson Global Unconstrained Bond Fund (unaudited)

Fund At A Glance

June 30, 2018

Fund Profile
30-day Current Yield*	Without Reimbursement	With Reimbursement
Class A Shares NAV	2.12%	2.12%
Class A Shares MOP	2.02%	2.02%
Class C Shares**	1.40%	1.40%
Class D Shares	2.18%	2.18%
Class I Shares	2.41%	2.41%
Class N Shares	2.46%	2.46%
Class R Shares	1.43%	1.43%
Class S Shares	1.72%	1.72%
Class T Shares	2.25%	2.25%
Weighted Average Maturity		1.5 Years
Average Effective Duration***		-3.1 Years
* Yield will fluctuate.
** Does not include the 1.00% contingent deferred sales charge.
*** A theoretical measure of price volatility.

Ratings† Summary - (% of Total Investments)
AA	3.9%
A	10.5%
BBB	37.3%
BB	16.9%
B	4.4%
CCC	0.5%
D	0.1%
Not Rated	21.8%
Other	4.6%

† Credit ratings provided by Standard & Poor's (S&P), an independent credit rating agency. Credit ratings range from AAA (highest) to D (lowest) based on S&P's measures. Further information on S&P's rating methodology may be found at www.standardandpoors.com. Other rating agencies may rate the same securities differently. Ratings are relative and subjective and are not absolute standards of quality. Credit quality does not remove market risk and is subject to change. "Not Rated" securities are not rated by S&P, but may be rated by other rating agencies and do not necessarily indicate low quality. "Other" includes cash equivalents, equity securities, and certain derivative instruments.

Significant Areas of Investment - (% of Net Assets)

Asset Allocation - (% of Net Assets)
Corporate Bonds	66.6%
Common Stocks	13.0%
Asset-Backed/Commercial Mortgage-Backed Securities	7.3%
Investment Companies	3.9%
Foreign Government Bonds	3.3%
Commercial Paper	0.7%
OTC Purchased Options – Calls	0.5%
OTC Purchased Options – Puts	0.0%
Other	4.7%
100.0%

Emerging markets comprised 7.7% of total net assets.

Janus Investment Fund	3

Janus Henderson Global Unconstrained Bond Fund (unaudited)

Performance

See important disclosures on the next page.

			Expense Ratios -
Average Annual Total Return - for the periods ended June 30, 2018			per the October 27, 2017 prospectuses
	One Year	Since Inception*	Total Annual Fund Operating Expenses
Class A Shares at NAV	-5.91%	-0.44%	1.01%
Class A Shares at MOP	-10.37%	-1.62%
Class C Shares at NAV	-6.49%	-1.13%	1.77%
Class C Shares at CDSC	-7.41%	-1.13%
Class D Shares(1)	-5.73%	-0.37%	0.98%
Class I Shares	-5.67%	-0.18%	0.75%
Class N Shares	-5.51%	-0.12%	0.71%
Class R Shares	-6.28%	-0.87%	1.47%
Class S Shares	-6.08%	-0.65%	1.21%
Class T Shares	-5.73%	-0.37%	0.95%
3-Month USD LIBOR	1.53%	0.75%
Morningstar Quartile - Class I Shares	4th	4th
Morningstar Ranking - based on total returns for Nontraditional Bond Funds	328/336	235/256

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 4.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

4	JUNE 30, 2018

Janus Henderson Global Unconstrained Bond Fund (unaudited)

Performance

Performance may be affected by risks that include those associated with non-diversification, portfolio turnover, short sales, potential conflicts of interest, foreign and emerging markets, initial public offerings (IPOs), high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), derivatives, and commodity-linked investments. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes..

See Financial Highlights for actual expense ratios during the reporting period.

Class R Shares commenced operations on February 6, 2015. Performance shown for periods prior to February 6, 2015, reflects the historical performance of the Fund’s Class I Shares, calculated using the fees and expenses of Class R Shares, without the effect of any applicable fee and expense limitations or waivers.

If Class R Shares of the Fund had been available during periods prior to February 6, 2015, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of Class R Shares reflects the fees and expenses of Class R Shares, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2018 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

*The Fund’s inception date – May 27, 2014

(1) Closed to certain new investors.

Janus Investment Fund	5

Janus Henderson Global Unconstrained Bond Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (1/1/18)	Ending Account Value (6/30/18)	Expenses Paid During Period (1/1/18 - 6/30/18)†	Beginning Account Value (1/1/18)	Ending Account Value (6/30/18)	Expenses Paid During Period (1/1/18 - 6/30/18)†	Net Annualized Expense Ratio (1/1/18 - 6/30/18)
Class A Shares	$1,000.00	$936.40	$4.85	$1,000.00	$1,019.79	$5.06	1.01%
Class C Shares	$1,000.00	$934.10	$8.20	$1,000.00	$1,016.31	$8.55	1.71%
Class D Shares	$1,000.00	$937.80	$4.42	$1,000.00	$1,020.23	$4.61	0.92%
Class I Shares	$1,000.00	$937.50	$3.70	$1,000.00	$1,020.98	$3.86	0.77%
Class N Shares	$1,000.00	$939.00	$3.17	$1,000.00	$1,021.52	$3.31	0.66%
Class R Shares	$1,000.00	$934.80	$7.53	$1,000.00	$1,017.01	$7.85	1.57%
Class S Shares	$1,000.00	$934.50	$6.48	$1,000.00	$1,018.10	$6.76	1.35%
Class T Shares	$1,000.00	$937.80	$4.37	$1,000.00	$1,020.28	$4.56	0.91%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

6	JUNE 30, 2018

Janus Henderson Global Unconstrained Bond Fund

Schedule of Investments

June 30, 2018

Shares/Principal/ Contract Amounts		Value
Asset-Backed/Commercial Mortgage-Backed Securities – 7.3%
Alternative Loan Trust 2003-4CB, 5.7500%, 4/25/33	$11,547,563	$11,587,422
Alternative Loan Trust 2006-14CB, 6.0000%, 6/25/36	761,591	636,509
Alternative Loan Trust 2006-45T1, 5.5000%, 2/25/37	571,631	464,681
Alternative Loan Trust 2006-45T1, 6.0000%, 2/25/37	2,670,807	2,271,382
Alternative Loan Trust 2006-4CB, 5.5000%, 4/25/36	1,358,175	1,345,174
Alternative Loan Trust 2006-5T2, 6.0000%, 4/25/36	1,829,885	1,404,503
Alternative Loan Trust 2007-22,
ICE LIBOR USD 1 Month + 7.1000%, 5.0089%, 9/25/37‡,¤	5,724,395	1,588,366
Alternative Loan Trust 2007-9T1, 5.5000%, 5/25/22	178,204	134,306
Banc of America Alternative Loan Trust 2005-9, 6.0000%, 10/25/35	4,678,955	4,090,978
Banc of America Funding 2005-5 Trust, 5.5000%, 9/25/35	394,013	390,806
Banc of America Funding 2006-7 Trust,
ICE LIBOR USD 1 Month + 0.6000%, 6.0000%, 9/25/36‡	935,036	894,795
Banc of America Funding 2007-2 Trust, 4.6681%, 3/25/37‡	936,890	923,019
Banc of America Mortgage 2007-1 Trust, 5.7500%, 1/25/37	22,546	20,875
Bear Stearns ALT-A Trust 2005-4, 3.6213%, 5/25/35‡	2,114,816	1,819,377
CHL Mortgage Pass-Through Trust 2006-13, 6.2500%, 9/25/36	2,162,866	1,801,059
CIT Group Inc, 3.8750%, 2/19/19	6,373,000	6,390,526
Credit-Based Asset Servicing & Securitization LLC, 5.0620%, 9/25/32Ç	61,592	61,261
CSMC Mortgage-Backed Trust 2006-9, 6.0000%, 11/25/36	7,836,463	7,230,162
Equity One Mortgage Pass-Through Trust 2003-4, 4.5288%, 10/25/34Ç	191,795	188,612
Fannie Mae REMICS, ICE LIBOR USD 1 Month + 6.6000%, 4.5089%, 6/25/38‡,¤	11,547,159	654,560
Fannie Mae REMICS, ICE LIBOR USD 1 Month + 5.7000%, 3.6089%, 2/25/39‡,¤	1,858,428	158,195
Fannie Mae REMICS, ICE LIBOR USD 1 Month + 6.0000%, 3.9089%, 3/25/39‡,¤	19,411,926	1,310,913
Fannie Mae REMICS, ICE LIBOR USD 1 Month + 6.0500%, 3.9589%, 5/25/39‡,¤	14,248,572	940,213
Fannie Mae REMICS, ICE LIBOR USD 1 Month + 6.5500%, 4.4589%, 5/25/39‡,¤	22,044,816	1,604,997
Fannie Mae REMICS, ICE LIBOR USD 1 Month + 6.1500%, 4.0589%, 3/25/40‡,¤	8,794,698	769,832
Fannie Mae REMICS, ICE LIBOR USD 1 Month + 4.7500%, 2.6589%, 5/25/40‡,¤	34,407,384	2,019,242
Fannie Mae REMICS, ICE LIBOR USD 1 Month + 5.7700%, 3.6789%, 6/25/40‡,¤	1,538,729	179,993
Fannie Mae REMICS, ICE LIBOR USD 1 Month + 6.5500%, 4.4589%, 7/25/42‡,¤	9,911,189	1,734,334
Fannie Mae REMICS, ICE LIBOR USD 1 Month + 6.1500%, 4.0589%, 11/25/42‡,¤	9,162,471	1,570,777
Fannie Mae REMICS, ICE LIBOR USD 1 Month + 6.1500%, 4.0589%, 7/25/43‡,¤	18,094,944	2,188,855
Fannie Mae REMICS, ICE LIBOR USD 1 Month + 5.6000%, 3.5089%, 5/25/45‡,¤	26,653,435	3,541,967
First Horizon Mortgage Pass-Through Trust 2004-7, 5.5000%, 1/25/35	65,656	67,073
Freddie Mac REMICS, ICE LIBOR USD 1 Month + 6.5000%, 4.4268%, 8/15/35‡,¤	5,267,037	767,580
Freddie Mac REMICS, ICE LIBOR USD 1 Month + 6.0500%, 3.9768%, 4/15/39‡,¤	8,876,941	618,873
Freddie Mac REMICS, ICE LIBOR USD 1 Month + 6.0500%, 3.9768%, 5/15/39‡,¤	7,366,827	462,327
Freddie Mac REMICS, ICE LIBOR USD 1 Month + 6.6500%, 4.5768%, 11/15/40‡,¤	11,130,918	927,794
Freddie Mac REMICS, ICE LIBOR USD 1 Month + 6.5500%, 4.4768%, 3/15/41‡,¤	332,319	31,882
Freddie Mac REMICS, ICE LIBOR USD 1 Month + 6.5500%, 4.4768%, 5/15/42‡,¤	5,236,257	823,487
Freddie Mac REMICS, ICE LIBOR USD 1 Month + 6.1500%, 4.0768%, 12/15/44‡,¤	12,783,241	2,138,906
Government National Mortgage Association, 3.5000%, 12/20/39¤	13,087,349	832,362
Government National Mortgage Association,
ICE LIBOR USD 1 Month + 6.6000%, 4.5163%, 12/20/39‡,¤	7,784,287	757,243
Government National Mortgage Association,
ICE LIBOR USD 1 Month + 6.1500%, 4.0663%, 4/20/43‡,¤	389,911	49,493
Government National Mortgage Association,
ICE LIBOR USD 1 Month + 5.6500%, 3.5663%, 10/20/45‡,¤	6,434,877	794,862
GSR Mortgage Loan Trust 2005-9F, 6.0000%, 1/25/36	589,395	487,658
GSR Mortgage Loan Trust 2006-7F, 6.2500%, 8/25/36	718,362	466,047
IndyMac INDA Mortgage Loan Trust 2006-AR1, 3.5612%, 8/25/36‡	971,796	961,929
JP Morgan Mortgage Trust 2005-S3, 5.5000%, 1/25/36	1,615,481	1,423,026
JP Morgan Mortgage Trust 2005-S3, 5.7500%, 1/25/36	2,996,344	2,412,138
JP Morgan Mortgage Trust 2007-S1, 6.0000%, 3/25/37	1,548,674	1,226,676
MASTR Alternative Loan Trust 2004-6, 6.0000%, 7/25/34	5,149,635	5,267,586
Morgan Stanley Mortgage Loan Trust 2006-11, 6.0000%, 8/25/36	3,831,339	3,533,167
Morgan Stanley Mortgage Loan Trust 2006-17XS, 5.5771%, 10/25/46Ç	1,499,163	701,243
Morgan Stanley Mortgage Loan Trust 2006-2, 5.2500%, 2/25/21	391,205	382,465
NACC Reperforming Loan REMIC Trust 2004-R1, 7.5000%, 3/25/34 (144A)	204,295	199,276
Ownit Mortgage Loan Trust Series 2006-2, 5.6329%, 1/25/37Ç	268,010	267,070

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	7

Janus Henderson Global Unconstrained Bond Fund

Schedule of Investments

June 30, 2018

Shares/Principal/ Contract Amounts		Value
Asset-Backed/Commercial Mortgage-Backed Securities – (continued)
Reperforming Loan REMIC Trust 2004-R1, 6.5000%, 11/25/34 (144A)	$119,082	$118,243
Residential Asset Securitization Trust 2005-A15, 6.0000%, 2/25/36	676,407	515,985
Residential Asset Securitization Trust 2007-A1, 6.0000%, 3/25/37	4,766,958	3,172,856
RFMSI Series 2006-S10 Trust, 5.5000%, 10/25/21	1,269,390	1,203,232
Structured Asset Securities Corp Trust 2005-14,
ICE LIBOR USD 1 Month + 0.3000%, 2.3911%, 7/25/35‡	844,504	676,407
WaMu Mortgage Pass-Through Certificates Series 2006-AR6 Trust,
3.4078%, 8/25/36‡	1,744,322	1,693,831
WaMu Mortgage Pass-Through Certificates Series 2007-HY5 Trust,
3.4212%, 5/25/37‡	5,715,189	5,206,615
Wells Fargo Mortgage Backed Securities 2007-8 Trust, 6.0000%, 7/25/37	1,826,000	1,120,097
Wells Fargo Mortgage Loan 2010-RR2 Trust, 5.5000%, 4/27/35 (144A)	9,386,056	9,595,508
Total Asset-Backed/Commercial Mortgage-Backed Securities (cost $121,294,346)		108,820,628
Corporate Bonds – 66.6%
Banking – 21.6%
ABN AMRO Bank NV, 2.1000%, 1/18/19 (144A)	6,436,000	6,412,573
Ally Financial Inc, 4.7500%, 9/10/18	36,715,000	36,783,841
Ally Financial Inc, 3.2500%, 11/5/18	14,287,000	14,287,000
Ally Financial Inc, 8.0000%, 12/31/18	53,842,000	54,851,537
Ally Financial Inc, 3.5000%, 1/27/19	10,911,000	10,897,361
Bank of Montreal, 1.7500%, 9/11/19	3,821,000	3,771,989
Bank of Montreal, ICE LIBOR USD 3 Month + 0.4600%, 2.8016%, 4/13/21‡	3,550,000	3,556,603
Capital One Bank USA NA, 2.2500%, 2/13/19	7,771,000	7,741,062
Citigroup Inc, 8.5000%, 5/22/19	15,800,000	16,567,406
Cooperatieve Rabobank UA/NY, 2.2500%, 1/14/19	2,000,000	1,996,201
Deutsche Bank AG, 2.8500%, 5/10/19	13,000,000	12,885,949
Deutsche Bank AG/London, 2.5000%, 2/13/19	18,876,000	18,745,098
Goldman Sachs Group Inc, 2.6250%, 1/31/19	17,831,000	17,816,767
Goldman Sachs Group Inc, 7.5000%, 2/15/19	27,734,000	28,500,320
Goldman Sachs Group Inc, 2.5500%, 10/23/19	15,250,000	15,156,163
JPMorgan Chase & Co, 6.3000%, 4/23/19	676,000	695,019
Lloyds Banking Group PLC, 3.1000%, 7/6/21	800,000	788,945
Morgan Stanley, 2.5000%, 1/24/19	10,889,000	10,871,902
Morgan Stanley, 7.3000%, 5/13/19	14,731,000	15,269,037
Morgan Stanley, ICE LIBOR USD 3 Month + 0.7400%, 3.1016%, 7/23/19‡	215,000	216,083
Morgan Stanley, ICE LIBOR USD 3 Month + 0.5500%, 2.9025%, 2/10/21‡	7,258,000	7,272,217
PNC Bank NA, 2.5000%, 1/22/21	3,750,000	3,681,293
Regions Bank/Birmingham AL,
ICE LIBOR USD 3 Month + 0.3800%, 2.6880%, 4/1/21‡	4,041,000	4,036,047
Swedbank AB, 2.3750%, 2/27/19	12,173,000	12,143,760
Toronto-Dominion Bank, 1.4500%, 8/13/19	10,000,000	9,854,553
Toronto-Dominion Bank, 1.8500%, 9/11/20	3,104,000	3,022,779
UBS AG/London, ICE LIBOR USD 3 Month + 0.4800%, 2.7803%, 12/1/20 (144A)‡	2,024,000	2,024,336
		319,845,841
Basic Industry – 1.4%
Dow Chemical Co, 8.5500%, 5/15/19	1,550,000	1,624,534
Glencore Funding LLC, 2.5000%, 1/15/19 (144A)	3,279,000	3,260,893
Monsanto Co, 2.1250%, 7/15/19	12,179,000	12,068,578
Nutrien Ltd, 6.7500%, 1/15/19	845,000	862,092
Packaging Corp of America, 2.4500%, 12/15/20	3,666,000	3,586,718
		21,402,815
Brokerage – 0.9%
Charles Schwab Corp, 3.8500%, 5/21/25	9,144,000	9,244,318
GFI Group Inc, 8.3750%, 7/19/18	3,880,000	3,880,000
		13,124,318
Capital Goods – 1.6%
CNH Industrial Capital LLC, 3.3750%, 7/15/19	1,164,000	1,164,931
CSCEC Finance Cayman II Ltd, 2.2500%, 6/14/19	2,478,000	2,440,151

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	JUNE 30, 2018

Janus Henderson Global Unconstrained Bond Fund

Schedule of Investments

June 30, 2018

Shares/Principal/ Contract Amounts		Value
Corporate Bonds – (continued)
Capital Goods – (continued)
Fortive Corp, 1.8000%, 6/15/19	$936,000	$925,652
General Dynamics Corp, 3.7500%, 5/15/28	7,051,000	7,112,533
Ingersoll-Rand Global Holding Co Ltd, 2.9000%, 2/21/21	7,257,000	7,185,492
Martin Marietta Materials Inc,
ICE LIBOR USD 3 Month + 0.5000%, 2.8247%, 12/20/19‡	4,067,000	4,073,710
		22,902,469
Communications – 4.8%
AT&T Inc, 5.8000%, 2/15/19	6,071,000	6,175,245
AT&T Inc, 2.3000%, 3/11/19	5,682,000	5,661,009
Comcast Corp, 3.1500%, 3/1/26	6,194,000	5,814,436
Hughes Satellite Systems Corp, 6.5000%, 6/15/19	14,609,000	14,951,581
SK Broadband Co Ltd, 2.8750%, 10/29/18	1,904,000	1,902,629
Sky PLC, 9.5000%, 11/15/18 (144A)	6,950,000	7,115,190
Sprint Communications Inc, 9.0000%, 11/15/18 (144A)	22,387,000	22,834,740
Telecom Italia Capital SA, 7.1750%, 6/18/19	878,000	902,979
Time Warner Cable LLC, 8.7500%, 2/14/19	4,998,000	5,164,809
		70,522,618
Consumer Cyclical – 7.9%
Cresud SACIF y A, 6.5000%, 2/16/23	8,987,003	8,988,492
Daimler Finance North America LLC,
ICE LIBOR USD 3 Month + 0.4500%, 2.3539%, 2/22/21 (144A)	3,349,000	3,351,172
Dillard's Inc, 7.1300%, 8/1/18	6,668,000	6,688,008
Expedia Inc, 7.4560%, 8/15/18	10,942,000	10,995,069
Ford Motor Credit Co LLC, 2.9430%, 1/8/19	547,000	547,323
Ford Motor Credit Co LLC, 2.3750%, 3/12/19	19,600,000	19,523,983
Ford Motor Credit Co LLC, 2.2620%, 3/28/19	1,747,000	1,738,357
Ford Motor Credit Co LLC, 1.8970%, 8/12/19	323,000	318,517
Ford Motor Credit Co LLC, ICE LIBOR USD 3 Month + 0.8100%, 2.8346%, 4/5/21‡	5,458,000	5,477,027
General Motors Co, ICE LIBOR USD 3 Month + 0.8000%, 3.1631%, 8/7/20‡	3,730,000	3,742,432
General Motors Financial Co Inc, 3.1000%, 1/15/19	5,862,000	5,867,550
General Motors Financial Co Inc,
ICE LIBOR USD 3 Month + 0.8500%, 3.1875%, 4/9/21‡	7,093,000	7,129,895
Hyundai Capital America, 2.4000%, 10/30/18 (144A)	5,500,000	5,491,907
Hyundai Capital America, 2.4000%, 10/30/18	700,000	698,970
Hyundai Capital America,
ICE LIBOR USD 3 Month + 0.8200%, 3.1463%, 3/12/21 (144A)‡	7,208,000	7,223,572
Jaguar Land Rover Automotive PLC, 4.1250%, 12/15/18 (144A)	2,460,000	2,463,075
Lennar Corp, 4.5000%, 6/15/19	1,242,000	1,245,105
Lennar Corp, 4.5000%, 11/15/19	299,000	300,869
Macy's Retail Holdings Inc, 9.5000%, 4/15/21	45,150	47,430
MGM Resorts International, 8.6250%, 2/1/19	4,330,000	4,438,250
Toll Brothers Finance Corp, 4.0000%, 12/31/18	10,372,000	10,370,703
Volkswagen International Finance NV, 2.1250%, 11/20/18 (144A)	10,445,000	10,420,013
Volkswagen International Finance NV, 2.1250%, 11/20/18	442,000	440,572
		117,508,291
Consumer Non-Cyclical – 8.5%
Allergan Funding SCS, 2.4500%, 6/15/19	4,270,000	4,249,344
Conagra Brands Inc, ICE LIBOR USD 3 Month + 0.5000%, 2.8306%, 10/9/20‡	7,354,800	7,319,423
Constellation Brands Inc, 3.8750%, 11/15/19	6,122,000	6,185,836
CVS Health Corp, ICE LIBOR USD 3 Month + 0.6300%, 2.6873%, 3/9/20‡	7,215,000	7,242,805
CVS Health Corp, ICE LIBOR USD 3 Month + 0.7200%, 2.7773%, 3/9/21‡	7,215,000	7,251,370
CVS Health Corp, 4.3000%, 3/25/28	4,448,000	4,385,816
Edwards Lifesciences Corp, 2.8750%, 10/15/18	8,161,000	8,163,226
Express Scripts Holding Co, 2.2500%, 6/15/19	8,510,000	8,448,363
General Mills Inc, 6.5900%, 10/15/18	26,473,000	26,755,538
HCA Inc, 3.7500%, 3/15/19	10,815,000	10,855,556
HCA Inc, 4.2500%, 10/15/19	5,750,000	5,793,125
Kraft Heinz Foods Co, ICE LIBOR USD 3 Month + 0.5700%, 2.9225%, 2/10/21‡	5,556,000	5,562,379

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson Global Unconstrained Bond Fund

Schedule of Investments

June 30, 2018

Shares/Principal/ Contract Amounts		Value
Corporate Bonds – (continued)
Consumer Non-Cyclical – (continued)
Philip Morris International Inc, 1.8750%, 11/1/19	$6,001,000	$5,923,292
Sysco Corp, 1.9000%, 4/1/19	7,630,000	7,577,490
Teva Pharmaceutical Finance Netherlands III BV, 1.7000%, 7/19/19	7,528,000	7,349,106
Valeant Pharmaceuticals International Inc, 5.3750%, 3/15/20 (144A)	3,000,000	3,040,320
		126,102,989
Electric – 1.0%
Dominion Energy Inc, 1.8750%, 12/15/18 (144A)	2,978,000	2,966,487
Dominion Energy Inc, 1.8750%, 1/15/19	300,000	298,210
Dominion Energy Inc, 1.6000%, 8/15/19	3,896,000	3,835,889
Entergy Mississippi Inc, 6.6400%, 7/1/19	216,000	223,479
NextEra Energy Capital Holdings Inc, 1.6490%, 9/1/18	6,924,000	6,908,801
		14,232,866
Energy – 3.9%
Andeavor Logistics LP / Tesoro Logistics Finance Corp, 6.2500%, 10/15/22	1,051,000	1,088,699
DCP Midstream Operating LP, 9.7500%, 3/15/19 (144A)	18,300,000	19,054,875
Energy Transfer Partners LP, 9.0000%, 4/15/19	10,344,000	10,815,893
GS Caltex Corp, 3.2500%, 10/1/18	599,000	598,868
Kinder Morgan Energy Partners LP, 2.6500%, 2/1/19	13,339,000	13,312,457
Kinder Morgan Energy Partners LP, 9.0000%, 2/1/19	2,022,000	2,090,162
Nabors Industries Inc, 9.2500%, 1/15/19	2,200,000	2,277,000
Rockies Express Pipeline LLC, 6.0000%, 1/15/19 (144A)	6,806,000	6,882,567
Spectra Energy Partners LP, 2.9500%, 9/25/18	1,875,000	1,875,444
		57,995,965
Finance Companies – 4.6%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust, 3.7500%, 5/15/19	7,734,000	7,780,157
Aircastle Ltd, 4.6250%, 12/15/18	39,860,000	40,059,300
Aircastle Ltd, 6.2500%, 12/1/19	1,348,000	1,391,689
Aviation Capital Group LLC, 2.8750%, 9/17/18	2,879,000	2,879,539
International Lease Finance Corp, 7.1250%, 9/1/18 (144A)	10,274,000	10,341,027
International Lease Finance Corp, 5.8750%, 4/1/19	4,868,000	4,967,655
International Lease Finance Corp, 6.2500%, 5/15/19	804,000	824,324
		68,243,691
Financial Institutions – 0.6%
LeasePlan Corp NV, 2.8750%, 1/22/19 (144A)	8,570,000	8,555,760
Industrial – 0.7%
Hutchison Whampoa International 09/19 Ltd, 5.7500%, 9/11/19 (144A)	9,630,000	9,932,180
Natural Gas – 0.5%
WGL Holdings Inc, ICE LIBOR USD 3 Month + 0.4000%, 2.7194%, 11/29/19‡	7,359,000	7,363,316
Owned No Guarantee – 3.2%
Agricultural Bank of China Ltd, 2.1250%, 10/20/18	455,000	453,680
CNOOC Finance 2015 USA LLC, 4.3750%, 5/2/28	10,854,000	10,913,285
ICBCIL Finance Co Ltd, 2.6000%, 11/13/18 (144A)	8,164,000	8,146,064
ICBCIL Finance Co Ltd, 2.6000%, 11/13/18	3,752,000	3,743,757
ICBCIL Finance Co Ltd, 2.3750%, 5/19/19	12,043,000	11,918,475
Industrial & Commercial Bank of China Ltd/New York NY,
ICE LIBOR USD 3 Month + 0.7500%, 3.1131%, 11/8/20‡	3,718,000	3,719,813
Korea Gas Corp, 2.8750%, 7/29/18 (144A)	500,000	499,936
Korea Gas Corp, 2.8750%, 7/29/18	300,000	299,961
Korea Hydro & Nuclear Power Co Ltd, 2.8750%, 10/2/18 (144A)	200,000	199,800
Petroleos Mexicanos, ICE LIBOR USD 3 Month + 2.0200%, 4.3751%, 7/18/18‡	1,485,000	1,485,891
Petroleos Mexicanos, 5.5000%, 2/4/19	5,723,000	5,794,537
		47,175,199
Real Estate Investment Trusts (REITs) – 0.1%
IRSA Propiedades Comerciales SA, 5.0000%, 9/14/20	741,503	730,380
Technology – 4.5%
Baidu Inc, 2.7500%, 6/9/19	2,995,000	2,982,424
Hewlett Packard Enterprise Co, 2.1000%, 10/4/19 (144A)	3,691,000	3,644,443
Juniper Networks Inc, 3.1250%, 2/26/19	4,105,000	4,112,824
Pitney Bowes Inc, 6.2500%, 3/15/19	308,000	313,230

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	JUNE 30, 2018

Janus Henderson Global Unconstrained Bond Fund

Schedule of Investments

June 30, 2018

Shares/Principal/ Contract Amounts		Value
Corporate Bonds – (continued)
Technology – (continued)
Seagate HDD Cayman, 3.7500%, 11/15/18	$55,096,000	$55,236,321
		66,289,242
Transportation – 0.8%
American Airlines Group Inc, 5.5000%, 10/1/19 (144A)	3,902,000	3,941,020
Canadian Pacific Railway Co, 7.2500%, 5/15/19	8,090,000	8,386,448
FedEx Corp, 8.0000%, 1/15/19	134,000	137,696
		12,465,164
Total Corporate Bonds (cost $987,176,381)		984,393,104
Foreign Government Bonds – 3.3%
Argentina Treasury Bill, 0%, 7/13/18◊	10,190,579	10,177,576
Argentina Treasury Bill, 0%, 8/10/18◊	1,000,000	995,396
Argentina Treasury Bill, 0%, 8/24/18◊	4,000,000	3,975,780
Argentina Treasury Bill, 0%, 10/12/18◊	4,875,000	4,817,373
Argentina Treasury Bill, 0%, 10/26/18◊	2,500,000	2,465,737
Argentine Republic Government International Bond, 6.2500%, 4/22/19	6,800,000	6,827,268
Banco del Estado de Chile, 2.6680%, 1/8/21 (144A)	6,000,000	5,835,000
Empresa Provincial de Energia de Cordoba, 7.0000%, 8/17/22	3,750,000	3,690,625
Korea Development Bank, ICE LIBOR USD 3 Month + 0.7250%, 3.0496%, 7/6/22‡	5,901,000	5,893,608
Provincia de Buenos Aires/Argentina, 5.7500%, 6/15/19 (144A)	4,477,000	4,421,933
Total Foreign Government Bonds (cost $49,338,378)		49,100,296
Common Stocks – 13.0%
Diversified Telecommunication Services – 3.8%
AT&T Inc	1,762,766	56,602,416
Health Care Providers & Services – 8.3%
Aetna Inc	664,621	121,873,353
Mortgage Real Estate Investment Trusts (REITs) – 0.9%
AGNC Investment Corp	216,429	4,023,415
Annaly Capital Management Inc	931,090	9,580,916
		13,604,331
Total Common Stocks (cost $191,211,460)		192,080,100
Investment Companies – 3.9%
Closed-End Funds – 2.6%
Duff & Phelps Global Utility Income Fund Inc	149,957	2,154,882
Nuveen Build America Bond Fund	686,582	14,150,455
Nuveen Build America Bond Opportunity Fund	216,132	4,748,420
Nuveen Preferred & Income Opportunities Fund	494,651	4,615,094
Reaves Utility Income Fund	432,771	12,511,410
		38,180,261
Exchange-Traded Funds (ETFs) – 1.3%
iShares US Preferred Stock	535,621	20,198,268
Total Investment Companies (cost $61,239,917)		58,378,529
Commercial Paper – 0.7%
Enbridge Energy Partners, 1.7030%, 7/24/18 (Section 4(2))	$4,000,000	3,993,528
Enbridge Inc, 1.7030%, 7/26/18 (Section 4(2))	2,800,000	2,795,090
South Carolina Electric & Gas, 2.8798%, 7/2/18	3,000,000	2,999,442
Total Commercial Paper (cost $9,786,055)		9,788,060
OTC Purchased Options – Calls – 0.5%
Counterparty/Reference Asset
Bank of America:
Aetna, Inc.,
Notional amount $89,713,150, premiums paid $2,346,720, unrealized appreciation $383,067, exercise price $180.00, expires 7/20/18*	4,889	2,729,787
Morgan Stanley:
Time Warner, Inc.,
Notional amount $93,227,992, premiums paid $5,027,292, unrealized depreciation $(316,764), exercise price $95.00, expires 7/20/18*	9,334	4,710,528
Total OTC Purchased Options – Calls (premiums paid $7,374,012, unrealized appreciation $66,303)		7,440,315

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	11

Janus Henderson Global Unconstrained Bond Fund

Schedule of Investments

June 30, 2018

Shares/Principal/ Contract Amounts		Value
OTC Purchased Options – Puts – 0%
Counterparty/Reference Asset
Citibank:
EUR currency,
Notional amount $152,491,126, premiums paid $15,548, unrealized depreciation $(15,091), exercise price $1.11, expires 7/5/18* (premiums paid $15,548)	152,491,126	$457
Total Investments (total cost $1,427,436,097) – 95.3%		1,410,001,489
Cash, Receivables and Other Assets, net of Liabilities – 4.7%		68,971,555
Net Assets – 100%		$1,478,973,044

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$1,150,060,170	81.6%
Argentina	47,090,560	3.3
Germany	45,843,261	3.2
China	44,317,649	3.1
Canada	29,454,464	2.1
Netherlands	16,964,534	1.2
Sweden	12,143,760	0.9
United Kingdom	10,367,210	0.7
Hong Kong	9,932,180	0.7
South Korea	9,394,802	0.7
Ireland	7,780,157	0.6
Israel	7,349,106	0.5
Mexico	7,280,428	0.5
Chile	5,835,000	0.4
Switzerland	5,285,229	0.4
Italy	902,979	0.1

Total	$1,410,001,489	100.0%

Schedule of Forward Foreign Currency Exchange Contracts, Open

Counterparty/ Foreign Currency	Settlement Date	Foreign Currency Amount (Sold)/ Purchased	USD Currency Amount (Sold)/ Purchased	Market Value and Unrealized Appreciation/ (Depreciation)
Morgan Stanley:
Mexican Peso	7/13/18	777,884,072	$(37,710,106)	$1,397,778
Mexican Peso	7/13/18	(777,884,072)	37,388,972	(1,718,912)
Total				$(321,134)

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

12	JUNE 30, 2018

Janus Henderson Global Unconstrained Bond Fund

Schedule of Investments

June 30, 2018

Schedule of Futures

Description	Number of Contracts	Expiration Date	Value and Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin Asset/(Liability)
Futures Purchased:
Gold	1,870	8/29/18	$234,591,500	$(4,768,500)	$654,519
Futures Sold:
Euro-Bobl	1,620	9/6/18	250,023,821	(1,223,711)	75,667
Euro-Bund	2,969	9/6/18	563,547,666	(4,322,735)	(312,023)
Total - Futures Sold				(5,546,446)	(236,356)
Total				$(10,314,946)	$418,163

Schedule of OTC Written Options
Counterparty/ Reference Asset	Number of Contracts	Exercise Price	Expiration Date	Notional Amount	Premiums Received	Unrealized Appreciation/ (Depreciation)	Options Written, at Value

Written Put Options:

Citibank:

EUR currency	152,491,126	1.15	USD	7/5/18	$152,491,126	$210,142	$116,207	$(93,935)

Schedule of Centrally Cleared Credit Default Swaps - Buy Protection
Reference Asset	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Variation Margin Asset/(Liability)
CDX.NA.HY.S29, Fixed Rate of 5.00%, Paid Quarterly	12/20/22	985,943,000	USD	$(70,185,739)	$7,352,236	$(188,657)
CDX.NA.HY.S30, Fixed Rate of 5.00%, Paid Quarterly	6/20/23	876,769,000	USD	(57,696,067)	5,090,376	(416,015)
Total				$(127,881,806)	$12,442,612	$(604,672)

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	13

Janus Henderson Global Unconstrained Bond Fund

Schedule of Investments

June 30, 2018

The following table, grouped by derivative type, provides information about the fair value and location of derivatives within the Statement of Assets and Liabilities as of June 30, 2018.

Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of June 30, 2018

	Commodity Contracts	Credit Contracts	Currency Contracts	Equity Contracts	Interest Rate Contracts	Total
Asset Derivatives:
Forward foreign currency exchange contracts	$ -	$ -	$1,397,778	$ -	$ -	$1,397,778
Purchased options contracts, at value			457	7,440,315		7,440,772
Variation margin receivable	654,519	-	-	-	75,667	730,186

Total Asset Derivatives	$ 654,519	$ -	$1,398,235	$7,440,315	$ 75,667	$9,568,736

Liability Derivatives:
Forward foreign currency exchange contracts	$ -	$ -	$1,718,912	$ -	$ -	$1,718,912
Options written, at value	-	-	93,935		-	93,935
Variation margin payable	-	604,672	-	-	312,023	916,695

Total Liability Derivatives	$ -	$604,672	$1,812,847	$ -	$ 312,023	$2,729,542

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

14	JUNE 30, 2018

Janus Henderson Global Unconstrained Bond Fund

Schedule of Investments

June 30, 2018

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended June 30, 2018.

The effect of Derivative Instruments (not accounted for as hedging instruments) on the Statement of Operations for the year ended June 30, 2018

Amount of Realized Gain/(Loss) Recognized on Derivatives
Derivative	Commodity Contracts	Credit Contracts	Currency Contracts	Equity Contracts	Interest Rate Contracts	Total
Futures contracts	$(29,572,438)	$ -	$(20,553,332)	$(13,626,635)	$(154,106,769)	$(217,859,174)
Forward foreign currency exchange contracts	-	-	(1,217,197)	-	-	(1,217,197)
Purchased options contracts	(588,242)	-	(387,485)	(405,450)	(5,721,308)	(7,102,485)
Purchased swaption contracts	-	(1,683,481)	-	-	-	(1,683,481)
Swap contracts	-	(25,014,048)	-	-	(6,836,699)	(31,850,747)
Written options contracts	10,158,426	-	3,323,721	27,147,908	69,839,063	110,469,118
Written swaption contracts	-	4,119,076	-	-	-	4,119,076

Total	$(20,002,254)	$(22,578,453)	$(18,834,293)	$ 13,115,823	$ (96,825,713)	$(145,124,890)

Amount of Change in Unrealized Appreciation/Depreciation Recognized on Derivatives
Derivative	Commodity Contracts	Credit Contracts	Currency Contracts	Equity Contracts	Interest Rate Contracts	Total
Futures contracts	$ (4,768,500)	$ -	$ -	$ -	$ (5,443,934)	$ (10,212,434)
Forward foreign currency exchange contracts	-	-	370,101	-	-	370,101
Purchased options contracts	8,558	-	(15,091)	66,303	(3,399)	56,371
Purchased swaption contracts		-	31,430	-	-	31,430
Swap contracts	-	12,442,612	-	-	-	12,442,612
Written options contracts	(154,631)	-	116,207	-	269,847	231,423
Written swaption contracts	-	615,483	-	-	-	615,483

Total	$ (4,914,573)	$ 13,058,095	$ 502,647	$ 66,303	$ (5,177,486)	$ 3,534,986

Please see the "Net Realized Gain/(Loss) on Investments" and "Change in Unrealized Net Appreciation/Depreciation" sections of the Fund’s Statement of Operations.

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	15

Janus Henderson Global Unconstrained Bond Fund

Schedule of Investments

June 30, 2018

Average Ending Monthly Market Value of Derivative Instruments During the Year Ended June 30, 2018

Market Value
Credit default swaps, long	$ 2,725,514
Credit default swaps, short	(34,463,468)
Forward foreign currency exchange contracts, purchased	24,980,582
Forward foreign currency exchange contracts, sold	59,288,023
Futures contracts, purchased	1,451,062,035
Futures contracts, sold	1,116,775,911
Interest rate swaps, long	2,033
Purchased options contracts, call	1,516,689
Purchased options contracts, put	52,776
Purchased swaption contracts, call	21,961
Purchased swaption contracts, put	36,855
Written options contracts, call	3,038,604
Written options contracts, put	1,606,571
Written swaption contracts, call	902,198
Written swaption contracts, put	481,890

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

16	JUNE 30, 2018

Janus Henderson Global Unconstrained Bond Fund

Notes to Schedule of Investments and Other Information

London Interbank Offered Rate (LIBOR)	LIBOR (London Interbank Offered Rate) is a short-term interest rate that banks offer one another and generally represents current cash rates.

ICE	Intercontinental Exchange
LLC	Limited Liability Company
LP	Limited Partnership
OTC	Over-the-Counter
PLC	Public Limited Company

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the year ended June 30, 2018 is $167,971,910, which represents 11.4% of net assets.

4(2)

Securities sold under Section 4(2) of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 4(2) securities as of the year ended June 30, 2018 is $6,788,618, which represents 0.5% of net assets.

*	Non-income producing security.

‡

Variable or floating rate security. Rate shown is the current rate as of June 30, 2018. Certain variable rate securities are not based on a published reference rate and spread; they are determined by the issuer or agent and current market conditions. Reference rate is as of reset date and may vary by security, which may not indicate a reference rate and/or spread in their description.

Ç	Step bond. The coupon rate will increase or decrease periodically based upon a predetermined schedule. The rate shown reflects the current rate.

◊	Zero coupon bond.

¤

Interest only security. An interest only security represents the interest only portion of a pool of underlying mortgages or mortgage-backed securities which are separated and sold individually from the principal portion of the securities. Principal amount shown represents the par value on which interest payments are based.

Janus Investment Fund	17

Janus Henderson Global Unconstrained Bond Fund

Notes to Schedule of Investments and Other Information

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of June 30, 2018. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quotes Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Asset-Backed/Commercial Mortgage-Backed Securities	$-	$108,820,628	$-
Corporate Bonds	-	984,393,104	-
Foreign Government Bonds	-	49,100,296	-
Common Stocks	192,080,100	-	-
Investment Companies	58,378,529	-	-
Commercial Paper	-	9,788,060	-
OTC Purchased Options – Calls	-	7,440,315	-
OTC Purchased Options – Puts	-	457	-
Total Investments in Securities	$250,458,629	$1,159,542,860	$-
Other Financial Instruments(a):
Forward Foreign Currency Exchange Contracts	-	1,397,778	-
Variation Margin Receivable	730,186	-	-
Total Assets	$251,188,815	$1,160,940,638	$-
Liabilities
Other Financial Instruments(a):
Forward Foreign Currency Exchange Contracts	$-	$1,718,912	$-
Options Written, at Value	-	93,935	-
Variation Margin Payable	916,695	-	-
Total Liabilities	$916,695	$1,812,847	$-

(a)

Other financial instruments include forward foreign currency exchange, futures, written options, written swaptions, and swap contracts. Forward foreign currency exchange contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date. Futures, certain written options on futures, and centrally cleared swap contracts are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Written options, written swaptions, and other swap contracts are reported at their market value at measurement date.

18	JUNE 30, 2018

Janus Henderson Global Unconstrained Bond Fund

Statement of Assets and Liabilities

June 30, 2018

See footnotes at the end of the Statement.

Assets:
Investments, at value(1)	$1,402,560,717
Purchased options, at value(2)	7,440,772
Cash	21,833,668
Deposits with brokers for centrally cleared derivatives	51,610,000
Deposits with brokers for futures	16,180,000
Forward foreign currency exchange contracts	1,397,778
Variation margin receivable	730,186
Non-interested Trustees' deferred compensation	31,013
Receivables:
Interest	13,040,220
Investments sold	1,280,000
Fund shares sold	958,873
Dividends	437,465
Other assets	38,530
Total Assets	1,517,539,222
Liabilities:
Foreign cash due to custodian	49
Forward foreign currency exchange contracts	1,718,912
Options written, at value(3)	93,935
Variation margin payable	916,695
Payables:	—
Investments purchased	26,961,912
Fund shares repurchased	6,304,417
Advisory fees	847,329
Transfer agent fees and expenses	582,128
Dividends	371,433
12b-1 Distribution and shareholder servicing fees	55,347
Professional fees	48,783
Non-affiliated fund administration fees payable	38,910
Non-interested Trustees' deferred compensation fees	31,013
Non-interested Trustees' fees and expenses	20,728
Affiliated fund administration fees payable	3,314
Custodian fees	1,373
Accrued expenses and other payables	569,900
Total Liabilities	38,566,178
Net Assets	$1,478,973,044

See Notes to Financial Statements.

Janus Investment Fund	19

Janus Henderson Global Unconstrained Bond Fund

Statement of Assets and Liabilities

June 30, 2018

Net Assets Consist of:
Capital (par value and paid-in surplus)	$1,652,510,313
Undistributed net investment income/(loss)	1,750,045
Undistributed net realized gain/(loss) from investments and foreign currency transactions	(159,775,446)
Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	(15,511,868)
Total Net Assets	$1,478,973,044
Net Assets - Class A Shares	$62,042,857
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	6,984,464
Net Asset Value Per Share(4)	$8.88
Maximum Offering Price Per Share(5)	$9.32
Net Assets - Class C Shares	$45,990,028
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	5,181,271
Net Asset Value Per Share(4)	$8.88
Net Assets - Class D Shares	$12,526,248
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,409,486
Net Asset Value Per Share	$8.89
Net Assets - Class I Shares	$1,166,187,678
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	131,267,423
Net Asset Value Per Share	$8.88
Net Assets - Class N Shares	$78,752,220
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	8,860,588
Net Asset Value Per Share	$8.89
Net Assets - Class R Shares	$958,857
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	107,899
Net Asset Value Per Share	$8.89
Net Assets - Class S Shares	$1,499,845
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	168,712
Net Asset Value Per Share	$8.89
Net Assets - Class T Shares	$111,015,311
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	12,506,210
Net Asset Value Per Share	$8.88

(1) Includes cost of $1,420,046,537.

(2) Premiums paid of $7,389,560.

(3) Premiums received $210,142.

(4) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(5) Maximum offering price is computed at 100/95.25 of net asset value.

See Notes to Financial Statements.

20	JUNE 30, 2018

Janus Henderson Global Unconstrained Bond Fund

Statement of Operations

For the year ended June 30, 2018

Investment Income:
Interest	$46,158,702
Dividends	4,310,009
Other income	607,998
Total Investment Income	51,076,709
Expenses:
Advisory fees	13,353,837
12b-1 Distribution and shareholder servicing fees:
Class A Shares	266,605
Class C Shares	560,502
Class R Shares	4,189
Class S Shares	2,360
Transfer agent administrative fees and expenses:
Class D Shares	18,723
Class R Shares	2,095
Class S Shares	2,370
Class T Shares	481,576
Transfer agent networking and omnibus fees:
Class A Shares	60,482
Class C Shares	41,983
Class I Shares	1,136,755
Other transfer agent fees and expenses:
Class A Shares	11,619
Class C Shares	5,402
Class D Shares	5,259
Class I Shares	63,317
Class N Shares	673
Class R Shares	10
Class S Shares	29
Class T Shares	3,100
Registration fees	216,599
Custodian fees	157,293
Affiliated fund administration fees	135,722
Professional fees	125,096
Shareholder reports expense	118,028
Non-interested Trustees’ fees and expenses	74,510
Non-affiliated fund administration fees	38,911
Other expenses	172,603
Total Expenses	17,059,648
Less: Excess Expense Reimbursement and Waivers	(22,739)
Net Expenses	17,036,909
Net Investment Income/(Loss)	34,039,800

See Notes to Financial Statements.

Janus Investment Fund	21

Janus Henderson Global Unconstrained Bond Fund

Statement of Operations

For the year ended June 30, 2018

Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	$12,410,377
Purchased options contracts	(7,102,485)
Purchased swaption contracts	(1,683,481)
Forward foreign currency exchange contracts	(1,217,197)
Futures contracts	(217,859,174)
Swap contracts	(31,850,747)
Written options contracts	110,469,118
Written swaption contracts	4,119,076
Total Net Realized Gain/(Loss) on Investments	(132,714,513)
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	(11,213,868)
Purchased options contracts	56,371
Purchased swaption contracts	31,430
Forward foreign currency exchange contracts	370,101
Futures contracts	(10,212,434)
Swap contracts	12,442,612
Written options contracts	231,423
Written swaption contracts	615,483
Total Change in Unrealized Net Appreciation/Depreciation	(7,678,882)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$(106,353,595)

See Notes to Financial Statements.

22	JUNE 30, 2018

Janus Henderson Global Unconstrained Bond Fund

Statements of Changes in Net Assets

	Year ended June 30, 2018	Year ended June 30, 2017

Operations:
Net investment income/(loss)	$34,039,800	$38,300,342
Net realized gain/(loss) on investments	(132,714,513)	30,713,098
Change in unrealized net appreciation/depreciation	(7,678,882)	(5,505,668)
Net Increase/(Decrease) in Net Assets Resulting from Operations	(106,353,595)	63,507,772
Dividends and Distributions to Shareholders:
Dividends from Net Investment Income
Class A Shares	(2,273,073)	(4,012,197)
Class C Shares	(812,473)	(1,745,506)
Class D Shares	(343,498)	(614,791)
Class I Shares	(40,212,821)	(59,109,961)
Class N Shares	(776,901)	(212,167)
Class R Shares	(13,400)	(11,231)
Class S Shares	(18,256)	(24,730)
Class T Shares	(4,235,861)	(7,701,907)
Total Dividends from Net Investment Income	(48,686,283)	(73,432,490)
Return of Capital on Dividends from Net Investment Income
Class A Shares	—	(71,186)
Class C Shares	—	(30,970)
Class D Shares	—	(10,908)
Class I Shares	—	(1,048,757)
Class N Shares	—	(3,764)
Class R Shares	—	(199)
Class S Shares	—	(439)
Class T Shares	—	(136,651)
Total Return of Capital on Dividends from Net Investment Income	—	(1,302,874)
Net Decrease from Dividends and Distributions to Shareholders	(48,686,283)	(74,735,364)
Capital Share Transactions:
Class A Shares	(55,300,949)	39,124,407
Class C Shares	(10,539,508)	15,819,755
Class D Shares	(2,933,609)	2,555,247
Class I Shares	(396,889,973)	525,979,779
Class N Shares	80,861,893	1,507,602
Class R Shares	487,660	341,288
Class S Shares	462,276	531,778
Class T Shares	(92,951,828)	54,303,303
Net Increase/(Decrease) from Capital Share Transactions	(476,804,038)	640,163,159
Net Increase/(Decrease) in Net Assets	(631,843,916)	628,935,567
Net Assets:
Beginning of period	2,110,816,960	1,481,881,393
End of period	$1,478,973,044	$2,110,816,960

Undistributed Net Investment Income/(Loss)	$1,750,045	$(753,933)

See Notes to Financial Statements.

Janus Investment Fund	23

Janus Henderson Global Unconstrained Bond Fund

Financial Highlights

Class A Shares
For a share outstanding during each year or period ended June 30	2018	2017	2016		2015	2014(1)
Net Asset Value, Beginning of Period	$9.64	$9.70	$9.71		$10.01	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.14	0.19	0.18		0.09	—(3)
Net realized and unrealized gain/(loss)	(0.70)	0.14	0.06		(0.27)	0.01
Total from Investment Operations	(0.56)	0.33	0.24		(0.18)	0.01
Less Dividends and Distributions:
Dividends (from net investment income)	(0.20)	(0.38)	(0.13)		(0.07)	—
Distributions (from capital gains)	—	—	—		—	—
Return of capital	—	(0.01)	(0.12)		(0.05)	—
Total Dividends and Distributions	(0.20)	(0.39)	(0.25)		(0.12)	—
Net Asset Value, End of Period	$8.88	$9.64	$9.70		$9.71	$10.01
Total Return*	(5.91)%	3.51%	2.54%		(1.86)%	0.10%
Net Assets, End of Period (in thousands)	$62,043	$123,769	$85,242		$82,298	$3,934
Average Net Assets for the Period (in thousands)	$107,328	$103,307	$81,615		$44,607	$3,934
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.00%	1.01%	1.01%		1.07%	5.73%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.00%	1.01%	1.01%		1.07%	1.08%
Ratio of Net Investment Income/(Loss)	1.43%	1.94%	1.90%		0.93%	(0.36)%
Portfolio Turnover Rate	119%	145%	149%		107%	15%
				1

Class C Shares
For a share outstanding during each year or period ended June 30	2018	2017	2016	2015	2014(1)
Net Asset Value, Beginning of Period	$9.63	$9.69	$9.69	$10.01	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.07	0.12	0.11	0.02	(0.01)
Net realized and unrealized gain/(loss)	(0.69)	0.14	0.07	(0.28)	0.02
Total from Investment Operations	(0.62)	0.26	0.18	(0.26)	0.01
Less Dividends and Distributions:
Dividends (from net investment income)	(0.13)	(0.31)	(0.09)	(0.03)	—
Distributions (from capital gains)	—	—	—	—	—
Return of capital	—	(0.01)	(0.09)	(0.03)	—
Total Dividends and Distributions	(0.13)	(0.32)	(0.18)	(0.06)	—
Net Asset Value, End of Period	$8.88	$9.63	$9.69	$9.69	$10.01
Total Return*	(6.49)%	2.75%	1.87%	(2.59)%	0.10%
Net Assets, End of Period (in thousands)	$45,990	$60,913	$45,452	$51,993	$272
Average Net Assets for the Period (in thousands)	$58,477	$54,205	$45,549	$26,045	$126
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.72%	1.75%	1.76%	1.80%	6.43%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.72%	1.75%	1.76%	1.80%	1.83%
Ratio of Net Investment Income/(Loss)	0.69%	1.22%	1.12%	0.23%	(0.97)%
Portfolio Turnover Rate	119%	145%	149%	107%	15%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from May 27, 2014 (inception date) through June 30, 2014.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

(3) Less than $0.005 on a per share basis.

See Notes to Financial Statements.

24	JUNE 30, 2018

Janus Henderson Global Unconstrained Bond Fund

Financial Highlights

Class D Shares
For a share outstanding during each year or period ended June 30	2018	2017	2016	2015	2014(1)
Net Asset Value, Beginning of Period	$9.64	$9.70	$9.71	$10.01	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.14	0.19	0.18	0.10	—(3)
Net realized and unrealized gain/(loss)	(0.68)	0.15	0.06	(0.27)	0.01
Total from Investment Operations	(0.54)	0.34	0.24	(0.17)	0.01
Less Dividends and Distributions:
Dividends (from net investment income)	(0.21)	(0.39)	(0.13)	(0.08)	—
Distributions (from capital gains)	—	—	—	—	—
Return of capital	—	(0.01)	(0.12)	(0.05)	—
Total Dividends and Distributions	(0.21)	(0.40)	(0.25)	(0.13)	—
Net Asset Value, End of Period	$8.89	$9.64	$9.70	$9.71	$10.01
Total Return*	(5.73)%	3.55%	2.53%	(1.68)%	0.10%
Net Assets, End of Period (in thousands)	$12,526	$16,621	$14,162	$13,269	$254
Average Net Assets for the Period (in thousands)	$15,676	$15,427	$13,166	$7,698	$118
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.92%	0.97%	1.01%	1.14%	5.97%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.92%	0.97%	1.01%	1.01%	1.08%
Ratio of Net Investment Income/(Loss)	1.50%	2.01%	1.92%	0.98%	(0.25)%
Portfolio Turnover Rate	119%	145%	149%	107%	15%

Class I Shares
For a share outstanding during each year or period ended June 30	2018	2017	2016	2015	2014(1)
Net Asset Value, Beginning of Period	$9.64	$9.70	$9.70	$10.01	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.16	0.21	0.21	0.12	—(3)
Net realized and unrealized gain/(loss)	(0.69)	0.15	0.07	(0.28)	0.01
Total from Investment Operations	(0.53)	0.36	0.28	(0.16)	0.01
Less Dividends and Distributions:
Dividends (from net investment income)	(0.23)	(0.41)	(0.15)	(0.09)	—
Distributions (from capital gains)	—	—	—	—	—
Return of capital	—	(0.01)	(0.13)	(0.06)	—
Total Dividends and Distributions	(0.23)	(0.42)	(0.28)	(0.15)	—
Net Asset Value, End of Period	$8.88	$9.64	$9.70	$9.70	$10.01
Total Return*	(5.67)%	3.79%	2.90%	(1.56)%	0.10%
Net Assets, End of Period (in thousands)	$1,166,188	$1,685,309	$1,168,251	$1,104,105	$3,935
Average Net Assets for the Period (in thousands)	$1,704,727	$1,409,826	$1,035,919	$731,773	$3,934
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.75%	0.74%	0.75%	0.76%	5.47%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.75%	0.74%	0.75%	0.76%	0.83%
Ratio of Net Investment Income/(Loss)	1.67%	2.22%	2.15%	1.26%	(0.11)%
Portfolio Turnover Rate	119%	145%	149%	107%	15%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from May 27, 2014 (inception date) through June 30, 2014.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

(3) Less than $0.005 on a per share basis.

See Notes to Financial Statements.

Janus Investment Fund	25

Janus Henderson Global Unconstrained Bond Fund

Financial Highlights

Class N Shares
For a share outstanding during each year or period ended June 30	2018	2017	2016	2015	2014(1)
Net Asset Value, Beginning of Period	$9.64	$9.70	$9.70	$10.01	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.16	0.22	0.21	0.12	—
Net realized and unrealized gain/(loss)	(0.68)	0.14	0.07	(0.28)	0.01
Total from Investment Operations	(0.52)	0.36	0.28	(0.16)	0.01
Less Dividends and Distributions:
Dividends (from net investment income)	(0.23)	(0.41)	(0.15)	(0.09)	—
Distributions (from capital gains)	—	—	—	—	—
Return of capital	—	(0.01)	(0.13)	(0.06)	—
Total Dividends and Distributions	(0.23)	(0.42)	(0.28)	(0.15)	—
Net Asset Value, End of Period	$8.89	$9.64	$9.70	$9.70	$10.01
Total Return*	(5.51)%	3.82%	2.93%	(1.58)%	0.10%
Net Assets, End of Period (in thousands)	$78,752	$5,444	$3,967	$3,099	$50
Average Net Assets for the Period (in thousands)	$31,271	$5,122	$3,265	$1,667	$50
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.66%	0.71%	0.73%	0.77%	5.47%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.66%	0.71%	0.73%	0.77%	0.83%
Ratio of Net Investment Income/(Loss)	1.80%	2.25%	2.22%	1.22%	(0.11)%
Portfolio Turnover Rate	119%	145%	149%	107%	15%

Class R Shares
For a share outstanding during each year or period ended June 30	2018	2017	2016	2015(3)
Net Asset Value, Beginning of Period	$9.64	$9.70	$9.70	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.09	0.14	0.15	0.03
Net realized and unrealized gain/(loss)	(0.69)	0.15	0.06	(0.26)
Total from Investment Operations	(0.60)	0.29	0.21	(0.23)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.15)	(0.34)	(0.11)	(0.04)
Distributions (from capital gains)	—	—	—	—
Return of capital	—	(0.01)	(0.10)	(0.03)
Total Dividends and Distributions	(0.15)	(0.35)	(0.21)	(0.07)
Net Asset Value, End of Period	$8.89	$9.64	$9.70	$9.70
Total Return*	(6.28)%	3.05%	2.15%	(2.31)%
Net Assets, End of Period (in thousands)	$959	$551	$211	$50
Average Net Assets for the Period (in thousands)	$836	$343	$162	$50
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.52%	1.47%	1.46%	1.49%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.52%	1.47%	1.46%	1.49%
Ratio of Net Investment Income/(Loss)	0.91%	1.42%	1.56%	0.71%
Portfolio Turnover Rate	119%	145%	149%	107%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from May 27, 2014 (inception date) through June 30, 2014.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

(3) Period from February 6, 2015 (inception date) through June 30, 2015.

See Notes to Financial Statements.

26	JUNE 30, 2018

Janus Henderson Global Unconstrained Bond Fund

Financial Highlights

Class S Shares
For a share outstanding during each year or period ended June 30	2018	2017	2016	2015	2014(1)
Net Asset Value, Beginning of Period	$9.63	$9.70	$9.70	$10.01	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.11	0.17	0.17	0.07	(0.01)
Net realized and unrealized gain/(loss)	(0.69)	0.14	0.07	(0.28)	0.02
Total from Investment Operations	(0.58)	0.31	0.24	(0.21)	0.01
Less Dividends and Distributions:
Dividends (from net investment income)	(0.16)	(0.37)	(0.13)	(0.06)	—
Distributions (from capital gains)	—	—	—	—	—
Return of capital	—	(0.01)	(0.11)	(0.04)	—
Total Dividends and Distributions	(0.16)	(0.38)	(0.24)	(0.10)	—
Net Asset Value, End of Period	$8.89	$9.63	$9.70	$9.70	$10.01
Total Return*	(6.08)%	3.24%	2.51%	(2.13)%	0.10%
Net Assets, End of Period (in thousands)	$1,500	$1,071	$541	$487	$50
Average Net Assets for the Period (in thousands)	$949	$716	$463	$288	$50
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.26%	1.21%	1.23%	1.36%	5.97%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.22%	1.17%	1.14%	1.36%	1.33%
Ratio of Net Investment Income/(Loss)	1.17%	1.75%	1.79%	0.71%	(0.61)%
Portfolio Turnover Rate	119%	145%	149%	107%	15%

Class T Shares
For a share outstanding during each year or period ended June 30	2018	2017	2016	2015	2014(1)
Net Asset Value, Beginning of Period	$9.63	$9.69	$9.70	$10.01	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.14	0.19	0.18	0.10	—(3)
Net realized and unrealized gain/(loss)	(0.68)	0.15	0.07	(0.28)	0.01
Total from Investment Operations	(0.54)	0.34	0.25	(0.18)	0.01
Less Dividends and Distributions:
Dividends (from net investment income)	(0.21)	(0.39)	(0.14)	(0.08)	—
Distributions (from capital gains)	—	—	—	—	—
Return of capital	—	(0.01)	(0.12)	(0.05)	—
Total Dividends and Distributions	(0.21)	(0.40)	(0.26)	(0.13)	—
Net Asset Value, End of Period	$8.88	$9.63	$9.69	$9.70	$10.01
Total Return*	(5.73)%	3.58%	2.60%	(1.80)%	0.10%
Net Assets, End of Period (in thousands)	$111,015	$217,138	$164,055	$195,190	$3,949
Average Net Assets for the Period (in thousands)	$193,808	$193,689	$173,502	$118,182	$3,938
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.93%	0.95%	0.98%	1.01%	5.72%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.92%	0.94%	0.94%	1.01%	1.08%
Ratio of Net Investment Income/(Loss)	1.49%	2.02%	1.92%	0.99%	(0.36)%
Portfolio Turnover Rate	119%	145%	149%	107%	15%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from May 27, 2014 (inception date) through June 30, 2014.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

(3) Less than $0.005 on a per share basis.

See Notes to Financial Statements.

Janus Investment Fund	27

Janus Henderson Global Unconstrained Bond Fund

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Janus Henderson Global Unconstrained Bond Fund (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 49 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks to maximize total return, consistent with preservation of capital. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares. Class D Shares are closed to certain new investors.

Shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus Henderson funds. Class D Shares are available only to investors who hold accounts directly with the Janus Henderson funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of: 1) certain adviser-assisted, employer-sponsored retirement plans, including 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans; and 2) retail investors purchasing in qualified or nonqualified accounts, whose accounts are held through an omnibus account at their financial intermediary, and where the financial intermediary requires no payment or reimbursement from the Fund, Janus Capital Management LLC (“Janus Capital”), or its affiliates. Class N Shares are also available to Janus Henderson proprietary products and to certain direct institutional investors approved by Janus Distributors LLC dba Janus Henderson Distributors (“Janus Henderson Distributors”) including, but not limited to, corporations, certain retirement plans, public plans, and foundations and endowments, subject to minimum investment requirements.

Class R Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

28	JUNE 30, 2018

Janus Henderson Global Unconstrained Bond Fund

Notes to Financial Statements

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

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Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2018 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the year. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

30	JUNE 30, 2018

Janus Henderson Global Unconstrained Bond Fund

Notes to Financial Statements

Dividends and Distributions

Dividends are declared daily and distributed monthly for the Fund. Realized capital gains, if any, are declared and distributed in December. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or the Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

On December 22, 2017, the Tax Cuts and Jobs Act was signed into law. Currently, Management does not believe the bill will have a material impact on the Fund’s intention to continue to qualify as a regulated investment company, which is generally not subject to U.S. federal income tax.

2. Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the year ended June 30, 2018 is discussed in further detail below. A summary of derivative activity by the Fund is reflected in the tables at the end of the Schedule of Investments.

The Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry of commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

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• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. Additionally, the Fund may deposit cash and/or treasuries as collateral with the counterparty and/or custodian daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized loss on OTC derivative contracts with a particular counterparty. All liquid securities and restricted cash are considered to cover in an amount at all times equal to or greater than the Fund’s commitment with respect to certain exchange-traded derivatives, centrally cleared derivatives, forward foreign currency exchange contracts, short sales, and/or securities with extended settlement dates. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital's ability to establish and maintain appropriate systems and trading.

Commodity-Linked Investments

The Fund may invest, directly or indirectly, in various commodity-linked investments that provide exposure to the commodities markets. Such exposure may subject the Fund to greater volatility than investments in traditional securities. The value of a given commodity-linked derivative investment typically is based upon the price movements of a physical commodity (such as heating oil, livestock, or agricultural products), a commodity futures contract or commodity index, or some other readily measurable economic variable. The value of commodity-linked derivative instruments may therefore be affected by changes in overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry or commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Fund may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale

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Notes to Financial Statements

commitments for securities denominated in or exposed to foreign currencies. The Fund may also invest in forward currency contracts for non-hedging purposes such as seeking to enhance returns. The Fund is subject to currency risk and counterparty risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

Forward currency contracts are valued by converting the foreign value to U.S. dollars by using the current spot U.S. dollar exchange rate and/or forward rate for that currency. Exchange and forward rates as of the close of the NYSE shall be used to value the forward currency contracts. The unrealized appreciation/(depreciation) for forward currency contracts is reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations for the change in unrealized net appreciation/depreciation (if applicable). The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a forward currency contract is reported on the Statement of Operations (if applicable).

During the year, the Fund entered into forward currency contracts with the obligation to purchase foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund.

During the year, the Fund entered into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund.

Futures Contracts

A futures contract is an exchange-traded agreement to take or make delivery of an underlying asset at a specific time in the future for a specific predetermined negotiated price. The Fund may enter into futures contracts to gain exposure to the stock market or other markets pending investment of cash balances or to meet liquidity needs. The Fund is subject to interest rate risk, equity risk, and currency risk in the normal course of pursuing its investment objective through its investments in futures contracts. The Fund may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts on commodities are valued at the settlement price on valuation date on the commodities exchange as reported by an approved vendor. Mini contracts, as defined in the description of the contract, shall be valued using the Actual Settlement Price or “ASET” price type as reported by an approved vendor. In the event that foreign futures trade when the foreign equity markets are closed, the last foreign futures trade price shall be used. Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities (if applicable). The change in unrealized net appreciation/depreciation is reported on the Statement of Operations (if applicable). When a contract is closed, a realized gain or loss is reported on the Statement of Operations (if applicable), equal to the difference between the opening and closing value of the contract. Securities held by the Fund that are designated as collateral for market value on futures contracts are noted on the Schedule of Investments (if applicable). Such collateral is in the possession of the Fund’s futures commission merchant.

With futures, there is minimal counterparty credit risk to the Fund since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

During the year, the Fund purchased futures on equity indices to increase exposure to equity risk.

During the year, the Fund sold futures on equity indices to decrease exposure to equity risk.

During the year, the Fund purchased interest rate futures to increase exposure to interest rate risk.

During the year, the Fund sold interest rate futures to decrease exposure to interest rate risk.

During the year, the Fund purchased commodity futures to increase exposure to commodity risk.

During the year, the Fund sold commodity futures to decrease exposure to commodity risk.

Options Contracts

An options contract provides the purchaser with the right, but not the obligation, to buy (call option) or sell (put option) a financial instrument at an agreed upon price on or before a specified date. The purchaser pays a premium to the seller

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Notes to Financial Statements

for this right. The seller has the corresponding obligation to sell or buy a financial instrument if the purchaser (owner) "exercises" the option. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid. Upon expiration, or closing of the option transaction, a realized gain or loss is reported on the Statement of Operations (if applicable). The difference between the premium paid/received and the market value of the option is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported on the Statement of Operations (if applicable). Option contracts are typically valued using an approved vendor’s option valuation model. To the extent reliable market quotations are available, option contracts are valued using market quotations. In cases when an approved vendor cannot provide coverage for an option and there is no reliable market quotation, a broker quotation or an internal valuation using the Black-Scholes model, the Cox-Rubinstein Binomial Option Pricing Model, or other appropriate option pricing model is used. Certain options contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities as “Variation margin receivable” or “Variation margin payable” (if applicable).

The Fund may use options contracts to hedge against changes in interest rates, the values of equities, or foreign currencies. The Fund generally invests in options to hedge against adverse movements in the value of portfolio holdings. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Fund’s hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. The Fund may be subject to counterparty risk, interest rate risk, liquidity risk, equity risk, commodity risk, and currency risk in the normal course of pursuing its investment objective through its investments in options contracts.

Options traded on an exchange are regulated and the terms of the options are standardized. Options traded OTC expose the Fund to counterparty risk in the event that the counterparty does not perform. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by having the counterparty post collateral to cover the Fund’s exposure to the counterparty.

The Fund may purchase put options to hedge against a decline in the value of its portfolio. By using put options in this way, the Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs. The Fund may purchase call options to hedge against an increase in the price of securities that it may buy in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Fund. The risk in buying options is that the Fund pays a premium whether or not the options are exercised. Options purchased are reported in the Schedule of Investments (if applicable).

During the year, the Fund purchased call options on bond futures in order to increase interest rate risk exposure where reducing this exposure via other markets such as the cash bond market was less attractive.

During the year, the Fund purchased put options on bond futures in order to reduce interest rate risk exposure where reducing this exposure via other markets such as the cash bond market was less attractive.

During the year, the Fund purchased call and put options on commodity futures for the purpose of hedging exposure to commodity risk and/or generating income.

During the year, the Fund purchased call options on foreign exchange rates vs. the U.S. dollar in order to increase foreign currency exposure and reduce U.S. dollar exposure where increasing this exposure via the options market was most attractive.

During the year, the Fund purchased put options on foreign exchange rates vs. the U.S. dollar in order to decrease foreign currency exposure and increase U.S. dollar exposure where decreasing this exposure via the options market was most attractive.

During the year, the Fund purchased call options on various equity index futures for the purpose of increasing exposure to broad equity risk.

During the year, the Fund purchased put options on various equity index futures for the purpose of decreasing exposure to broad equity risk.

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Notes to Financial Statements

In writing an option, the Fund bears the risk of an unfavorable change in the price of the security underlying the written option. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. Options written are reported as a liability on the Statement of Assets and Liabilities as “Options written, at value” (if applicable). The risk in writing call options is that the Fund gives up the opportunity for profit if the market price of the security increases and the options are exercised. The risk in writing put options is that the Fund may incur a loss if the market price of the security decreases and the options are exercised. The risk in buying options is that the Fund pays a premium whether or not the options are exercised. Exercise of an option written by the Fund could result in the Fund buying or selling a security at a price different from the current market value.

During the year, the Fund wrote call options on bond futures in order to reduce interest rate risk where reducing this exposure via other markets such as the cash bond market was less attractive.

During the year, the Fund wrote put options on bond futures in order to increase interest rate risk where increasing this exposure via other markets such as the cash bond market was less attractive.

During the year, the Fund wrote call options on various equity index futures for the purpose of decreasing exposure to broad equity risk and/or generating carry.

During the year, the Fund wrote put options on various equity index futures for the purpose of increasing exposure to broad equity risk and/or generating carry.

During the year, the Fund wrote call options on foreign exchange rates vs. the U.S. dollar in order to reduce currency risk where reducing this exposure via the foreign exchange forward markets was less attractive.

During the year, the Fund wrote put options on foreign exchange rates vs. the U.S. dollar in order to increase currency risk where increasing this exposure via the foreign exchange forward markets was less attractive.

During the year, the Fund wrote call options on commodity futures for the purpose of decreasing exposure to commodity risk and/or generating income.

During the year, the Fund wrote put options on commodity futures for the purpose of increasing exposure to commodity risk and/or generating income.

Options on Swap Contracts (Swaptions)

The Fund may purchase or write covered and uncovered put and call options on swap contracts, commonly referred to as “swaptions”. Swaption contracts grant the purchaser the right, but not the obligation, to enter into a swap transaction at preset terms detailed in the underlying agreement within a specified period of time.

Swaptions can be used for a variety of purposes, including to manage the Fund’s overall exposure to changes in interest or foreign currency exchange rates and credit quality; as an efficient means of adjusting the Fund's exposure to certain markets; in an effort to enhance income or total return or protect the value of portfolio securities; to serve as a cash management tool; and to adjust portfolio duration or credit risk. Because the use of swaptions generally does not involve the delivery of securities or other underlying assets or principal, the risk of loss with respect to swaptions generally is limited to the net amount of payments that the Fund is contractually obligated to make. There is also a risk of a default by the other party to a swaption, in which case the Fund may not receive the net amount of payments that it contractually is entitled to receive. Entering into a swaption contract involves, to varying degrees, the elements of credit, market, and interest rate risk, associated with both option contracts and swap contracts.

Interest rate written receiver swaptions, if exercised by the purchaser, allow the Fund to short interest rates by entering into a pay fixed/receive float interest rate swap. Selling the interest rate receiver option reduces the exposure to interest rates and the short position becomes more valuable to the Fund as interest rates rise and/or implied interest rate volatility decreases. Interest rate written payer swaptions, if exercised by the purchaser, allow the Fund to take a long position on interest rates by entering into a receive fixed/pay float interest rate swap. Selling the interest rate payer option increases the exposure to interest rates and the short position becomes more valuable to the Fund as interest rates fall and/or implied interest rate volatility decreases. Credit default written receiver swaptions, if exercised by the purchaser, allow the Fund to buy credit protection through credit default swaps. Selling the credit default receiver option reduces the exposure to the credit risk of the individual issuers and/or indices of issuers and the short position becomes more valuable to the Fund as the likelihood of a credit event on the reference asset(s) increases. Credit

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Notes to Financial Statements

default written payer swaptions, if exercised by the purchaser, allow the Fund to sell credit protection through credit default swaps. Selling the credit default payer option increases the exposure to the credit risk of the individual issuers and/or indices of issuers and the short position becomes more valuable to the Fund as the likelihood of a credit event on the reference asset(s) decreases. Swaptions purchased are reported in the Schedule of Investments (if applicable). Swaptions written are reported as a liability on the Statement of Assets and Liabilities as “Swaptions written, at value” (if applicable).

During the year, the Fund purchased credit default receiver swaptions (call) and sold protection via the credit default swap market in order to gain credit risk exposure to individual corporates, countries and/or credit indices.

During the year, the Fund purchased credit default payer swaptions (put) and bought protection via the credit default swap market in order to reduce credit risk exposure to individual corporates, countries and/or credit indices.

During the year, the Fund sold credit default receiver swaptions (call) in order to gain credit market volatility exposure and to reduce credit exposure.

During the year, the Fund sold credit default payer swaptions (put) in order to gain credit market volatility exposure and to gain credit exposure.

There were no swaptions held at June 30, 2018.

Swaps

Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year to exchange one set of cash flows for another. The most significant factor in the performance of swap agreements is the change in value of the specific index, security, or currency, or other factors that determine the amounts of payments due to and from the Fund. The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Swap transactions may in some instances involve the delivery of securities or other underlying assets by the Fund or its counterparty to collateralize obligations under the swap. If the other party to a swap that is not collateralized defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. Swap agreements entail the risk that a party will default on its payment obligations to the Fund. If the other party to a swap defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If the Fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Fund and reduce the Fund’s total return.

Swap agreements also bear the risk that the Fund will not be able to meet its obligation to the counterparty. Swap agreements are typically privately negotiated and entered into in the OTC market. However, certain swap agreements are required to be cleared through a clearinghouse and traded on an exchange or swap execution facility. Swaps that are required to be cleared are required to post initial and variation margins in accordance with the exchange requirements. Regulations enacted require the Fund to centrally clear certain interest rate and credit default index swaps through a clearinghouse or central counterparty (“CCP”). To clear a swap with a CCP, the Fund will submit the swap to, and post collateral with, a futures clearing merchant (“FCM”) that is a clearinghouse member. Alternatively, the Fund may enter into a swap with a financial institution other than the FCM (the “Executing Dealer”) and arrange for the swap to be transferred to the FCM for clearing. The Fund may also enter into a swap with the FCM itself. The CCP, the FCM, and the Executing Dealer are all subject to regulatory oversight by the U.S. Commodity Futures Trading Commission (“CFTC”). A default or failure by a CCP or an FCM, or the failure of a swap to be transferred from an Executing Dealer to the FCM for clearing, may expose the Fund to losses, increase its costs, or prevent the Fund from entering or exiting swap positions, accessing collateral, or fully implementing its investment strategies. The regulatory requirement to clear certain swaps could, either temporarily or permanently, reduce the liquidity of cleared swaps or increase the costs of entering into those swaps.

Index swaps, interest rate swaps, and credit default swaps are valued using an approved vendor supplied price. Basket swaps are valued using a broker supplied price. Equity swaps that consist of a single underlying equity are valued either at the closing price, the latest bid price, or the last sale price on the primary market or exchange it trades. The market value of swap contracts are aggregated by positive and negative values and are disclosed separately as an asset or liability on the Fund’s Statement of Assets and Liabilities (if applicable). Realized gains and losses are reported on the Fund’s Statement of Operations (if applicable). The change in unrealized net appreciation or depreciation during the year is included in the Statement of Operations (if applicable).

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Janus Henderson Global Unconstrained Bond Fund

Notes to Financial Statements

The Fund’s maximum risk of loss from counterparty risk or credit risk is the discounted value of the payments to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to cover the Fund’s exposure to the counterparty.

The Fund may enter into various types of credit default swap agreements, including OTC credit default swap agreements and index credit default swaps (“CDX”), for investment purposes and to add leverage to its portfolio. Credit default swaps are a specific kind of counterparty agreement that allow the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments. Credit default swaps could result in losses if the Fund does not correctly evaluate the creditworthiness of the company or companies on which the credit default swap is based. Credit default swap agreements may involve greater risks than if the Fund had invested in the reference obligation directly since, in addition to risks relating to the reference obligation, credit default swaps are subject to liquidity risk, counterparty risk, and credit risk. The Fund will generally incur a greater degree of risk when it sells a credit default swap than when it purchases a credit default swap. As a buyer of a credit default swap, the Fund may lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. As seller of a credit default swap, if a credit event were to occur, the value of any deliverable obligation received by the Fund, coupled with the upfront or periodic payments previously received, may be less than what it pays to the buyer, resulting in a loss of value to the Fund.

As a buyer of credit protection, the Fund is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract in the event of a default or other credit event by a third party, such as a U.S. or foreign issuer, on the debt obligation. In return, the Fund as buyer would pay to the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Fund would have spent the stream of payments and potentially received no benefit from the contract.

If the Fund is the seller of credit protection against a particular security, the Fund would receive an up-front or periodic payment to compensate against potential credit events. As the seller in a credit default swap contract, the Fund would be required to pay the par value (the “notional value”) (or other agreed-upon value) of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would keep the stream of payments and would have no payment obligations. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional value of the swap. The maximum potential amount of future payments (undiscounted) that the Fund as a seller could be required to make in a credit default transaction would be the notional amount of the agreement.

The Fund may invest in single-name credit default swaps (“CDS”) to buy or sell credit protection to hedge its credit exposure, gain issuer exposure without owning the underlying security, or increase the Fund’s total return. Single-name CDS enable the Fund to buy or sell protection against a credit event of a specific issuer. When the Fund buys a single-name CDS, the Fund will receive a return on its investment only in the event of a credit event, such as default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty). If a single-name CDS transaction is particularly large, or if the relevant market is illiquid, it may not be possible for the Fund to initiate a single-name CDS transaction or to liquidate its position at an advantageous time or price, which may result in significant losses. Moreover, the Fund bears the risk of loss of the amount expected to be received under a single-name CDS in the event of the default or bankruptcy of the counterparty. The risks associated with cleared single-name CDS may be lower than that for uncleared single-name CDS because for cleared single-name CDS, the counterparty is a clearinghouse (to the extent such a trading market is available). However, there can be no assurance that a clearinghouse or its members will satisfy their obligations to the Fund.

The Fund may invest in CDXs. A CDX is a swap on an index of credit default swaps. CDXs allow an investor to manage credit risk or take a position on a basket of credit entities (such as credit default swaps or commercial mortgage-backed securities) in a more efficient manner than transacting in a single-name CDS. If a credit event occurs in one of the underlying companies, the protection is paid out via the delivery of the defaulted bond by the buyer of protection in return for a payment of notional value of the defaulted bond by the seller of protection or it may be settled through a cash settlement between the two parties. The underlying company is then removed from the index. If the Fund holds a long position in a CDX, the Fund would indirectly bear its proportionate share of any expenses paid by a CDX. A Fund

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Notes to Financial Statements

holding a long position in CDXs typically receives income from principal or interest paid on the underlying securities. By investing in CDXs, the Fund could be exposed to illiquidity risk, counterparty risk, and credit risk of the issuers of the underlying loan obligations and of the CDX markets. If there is a default by the CDX counterparty, the Fund will have contractual remedies pursuant to the agreements related to the transaction. CDXs also bear the risk that the Fund will not be able to meet its obligation to the counterparty.

During the year, the Fund purchased protection via the credit default swap market in order to reduce credit risk exposure to individual corporates, countries and/or credit indices where reducing this exposure via the cash bond market was less attractive.

During the year, the Fund sold protection via the credit default swap market in order to gain credit risk exposure to individual corporates, countries and/or credit indices where gaining this exposure via the cash bond market was less attractive.

The Fund’s use of interest rate swaps involves investment techniques and risks different from those associated with ordinary portfolio security transactions. Interest rate swaps do not involve the delivery of securities, other underlying assets, or principal. Interest rate swaps involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments). Interest rate swaps may result in potential losses if interest rates do not move as expected or if the counterparties are unable to satisfy their obligations. Interest rate swaps are generally entered into on a net basis. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make.

During the year, the Fund entered into interest rate swaps paying a fixed interest rate and receiving a floating interest rate in order to decrease interest rate risk (duration) exposure. As interest rates rise, the Fund benefits by receiving a higher expected future floating rate, while paying a fixed rate that has not increased.

During the year, the Fund entered into interest rate swaps paying a floating interest rate and receiving a fixed interest rate in order to increase interest rate risk (duration) exposure. As interest rates fall, the Fund benefits by paying a lower future floating rate, while receiving a fixed rate that has not decreased.

3. Other Investments and Strategies

Additional Investment Risk

The Fund may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes, or adverse developments specific to the issuer.

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) of 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high

38	JUNE 30, 2018

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Notes to Financial Statements

levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). There is considerable uncertainty about how Brexit will be conducted, how negotiations of necessary treaties and trade agreements will proceed, or how financial markets will react. In addition, one or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Exchange-Traded Funds

The Fund may invest in exchange-traded funds (“ETFs”) to gain exposure to a particular portion of the market. ETFs are typically open-end investment companies, which may seek to track the performance of a specific index or be actively managed. ETFs are traded on a national securities exchange at market prices that may vary from the net asset value of their underlying investments. Accordingly, there may be times when an ETF trades at a premium or discount. When the Fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses. As a result, the cost of investing in the Fund may be higher than the cost of investing directly in ETFs and may be higher than other mutual funds that invest directly in stocks and bonds. ETFs also involve the risk that an active trading market for an ETF's shares may not develop or be maintained. Similarly, because the value of ETF shares depends on the demand in the market, the Fund may not be able to purchase or sell an ETF at the most optimal time, which could adversely affect the Fund’s performance. In addition, ETFs that track particular indices may be unable to match the performance of such underlying indices due to the temporary unavailability of certain index securities in the secondary market or other factors, such as discrepancies with respect to the weighting of

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Notes to Financial Statements

securities. Because the Fund may invest in a broad range of ETFs, such risks may include, but are not limited to, leverage risk, foreign exposure risk, interest rate risk, emerging markets risk, and commodity-linked investments risk. The Fund is also subject to substantially the same risks as those associated with direct exposure to the securities held by the ETF.

Mortgage- and Asset-Backed Securities

Mortgage- and asset-backed securities represent interests in “pools” of commercial or residential mortgages or other assets, including consumer loans or receivables. The Fund may purchase fixed or variable rate commercial or residential mortgage-backed securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), or other governmental or government-related entities. Ginnie Mae’s guarantees are backed by the full faith and credit of the U.S. Government, which means that the U.S. Government guarantees that the interest and principal will be paid when due. Fannie Mae and Freddie Mac securities are not backed by the full faith and credit of the U.S. Government. In September 2008, the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. Government, placed Fannie Mae and Freddie Mac under conservatorship. Since that time, Fannie Mae and Freddie Mac have received capital support through U.S. Treasury preferred stock purchases, and Treasury and Federal Reserve purchases of their mortgage-backed securities. The FHFA and the U.S. Treasury have imposed strict limits on the size of these entities’ mortgage portfolios. The FHFA has the power to cancel any contract entered into by Fannie Mae and Freddie Mac prior to FHFA’s appointment as conservator or receiver, including the guarantee obligations of Fannie Mae and Freddie Mac.

The Fund may also purchase other mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized debt obligations, structured investment vehicles, and other similar securities. Asset-backed securities may be backed by various consumer obligations, including automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying loans are not paid, the securities’ issuer could be forced to sell the assets and recognize losses on such assets, which could impact your return. Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Mortgage- and asset-backed securities are subject to both extension risk, where borrowers pay off their debt obligations more slowly in times of rising interest rates, and prepayment risk, where borrowers pay off their debt obligations sooner than expected in times of declining interest rates. These risks may reduce the Fund’s returns. In addition, investments in mortgage- and asset-backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, and liquidity risk than various other types of fixed-income securities. Additionally, although mortgage-backed securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that guarantors or insurers will meet their obligations.

Emerging Market Investing

Within the parameters of its specific investment policies, the Fund may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging market countries.” To the extent that the Fund invests a significant amount of its assets in one or more of these countries, its returns and net asset value may be affected to a large degree by events and economic conditions in such countries. The risks of foreign investing are heightened when investing in emerging markets, which may result in the price of investments in emerging markets experiencing sudden and sharp price swings. In many developing markets, there is less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on the Fund’s investments. In addition, the Fund’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Fund’s investments. To the extent that the Fund invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Fund’s performance. Additionally, foreign and emerging market risks, including, but not limited to, price controls, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, nationalization, and restrictions on repatriation of assets may be heightened to the extent the Fund invests in Chinese local market securities.

40	JUNE 30, 2018

Janus Henderson Global Unconstrained Bond Fund

Notes to Financial Statements

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, in the event of a default and/or termination event, the Fund may offset with each counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. For financial reporting purposes, the Fund does not offset certain derivative financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities.

The following tables present gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the “Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of June 30, 2018” table located in the Fund’s Schedule of Investments.

Offsetting of Financial Assets and Derivative Assets

	Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

Bank of America	$2,729,787	$—	$(2,729,787)	$—
Citibank	457	(457)	—	—
Morgan Stanley	6,108,306	(1,718,912)	(4,389,394)	—

Total	$8,838,550	$(1,719,369)	$(7,119,181)	$—
Offsetting of Financial Liabilities and Derivative Liabilities

	Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Liabilities	or Liability(a)	Pledged(b)	Net Amount

Citibank	$93,935	$(457)	$—	$93,478
Morgan Stanley	1,718,912	(1,718,912)	—	—

Total	$1,812,847	$(1,719,369)	$—	$93,478
(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

The Fund generally does not exchange collateral on its forward foreign currency contracts with its counterparties; however, all liquid securities and restricted cash are considered to cover in an amount at all times equal to or greater than the Fund’s commitment with respect to these contracts. Certain securities may be segregated at the Fund’s custodian. These segregated securities are denoted on the accompanying Schedule of Investments and are evaluated daily to ensure their cover and/or market value equals or exceeds the Fund’s corresponding forward foreign currency exchange contract's obligation value.

The Fund may require the counterparty to pledge securities as collateral daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized gain on OTC derivative contracts with a particular counterparty. The Fund may deposit cash as collateral with the counterparty and/or custodian daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized loss on OTC derivative contracts with a particular counterparty. The collateral amounts are subject to minimum exposure requirements and initial margin

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Notes to Financial Statements

requirements. Collateral amounts are monitored and subsequently adjusted up or down as valuations fluctuate by at least the minimum exposure requirement. Collateral may reduce the risk of loss.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Sovereign Debt

The Fund may invest in U.S. and non-U.S. government debt securities (“sovereign debt”). Some investments in sovereign debt, such as U.S. sovereign debt, are considered low risk. However, investments in sovereign debt, especially the debt of less developed countries, can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors including, but not limited to, its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, the relative size of its debt position in relation to its economy as a whole, the sovereign debtor’s policy toward international lenders, and local political constraints to which the governmental entity may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies, and other entities. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance, or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to timely service its debts. The Fund may be requested to participate in the rescheduling of such sovereign debt and to extend further loans to governmental entities, which may adversely affect the Fund’s holdings. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Fund may collect all or part of the sovereign debt that a governmental entity has not repaid. In addition, to the extent the Fund invests in non-U.S. sovereign debt, it may be subject to currency risk.

4. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Fund’s contractual investment advisory fee rate (expressed as an annual rate).

Average Daily Net Assets of the Fund	Contractual Investment Advisory Fee (%)
First $1 Billion	0.65
Next $2 Billion	0.62
Over $3 Billion	0.60

Janus Capital has entered into a personnel-sharing arrangement with its foreign (non-U.S.) affiliate, Kapstream Capital Pty Limited (Australia) ("Kapstream"), pursuant to which certain employees of Kapstream may also serve as employees or as "associated persons" of Janus Capital. In this capacity, employees of Kapstream are subject to the oversight and supervision of Janus Capital and may provide portfolio management, research, and related services to the Fund on behalf of Janus Capital. The responsibilities of both Janus Capital and Kapstream under the participating affiliate arrangement are documented in a memorandum of understanding between the two entities.

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s total annual fund operating expenses, including the investment advisory fee, but excluding the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus/administrative fees payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.82% of the Fund’s average daily net assets. Janus Capital has agreed to continue the waivers until at least November 1, 2018. If applicable, amounts waived and/or reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

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Notes to Financial Statements

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund’s Class D Shares pay an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class R Shares, Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class R Shares, Class S Shares and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class R Shares, Class S Shares and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class R Shares, Class S Shares and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital. For all share classes except Class D Shares, Janus Services also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.

Janus Services is compensated for its services related to the Fund’s Class D Shares. In addition to the administrative fees discussed above, Janus Services receives reimbursement for out-of-pocket costs it incurs for serving as transfer agent and providing, or arranging for, servicing to shareholders. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Henderson Distributors, a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, of up to 0.50% of the Class R Shares' average daily net assets and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Henderson Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1

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distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution and shareholder servicing fees” in the Statement of Operations.

Janus Capital serves as administrator to the Fund pursuant to an administration agreement between Janus Capital and the Trust. Under the administration agreement, Janus Capital provides oversight and coordination of the Fund’s service providers, recordkeeping, and other administrative services, and is reimbursed by the Fund for certain of its costs in providing these services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. The Fund pays for some or all of the salaries, fees, and expenses of Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital (or any subadvisor, as applicable) provides to the Fund. These amounts are disclosed as “Affiliated Fund administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Fund’s Chief Compliance Officer and certain compliance staff, all of whom are employees of Janus Capital and/or its affiliates, are shared with the Fund. Total compensation of $476,345 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended June 30, 2018. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

Effective April 1, 2018, BNP Paribas Financial Services (“BPFS”) provides certain administrative services to the Fund, including services related to Fund accounting, calculation of the Fund’s daily NAV, and Fund audit, tax, and reporting obligations, pursuant to a sub-administration agreement with Janus Capital on behalf of the Fund. As compensation for such services, Janus Capital pays BPFS a fee based on a percentage of the Fund’s assets, along with a flat fee, and is reimbursed by the Fund for amounts paid to BPFS (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). These amounts are disclosed as “Non-affiliated fund administration fees” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of June 30, 2018 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended June 30, 2018 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $471,025 were paid by the Trust to the Trustees under the Deferred Plan during the year ended June 30, 2018.

Class A Shares include a 4.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Henderson Distributors and financial intermediaries. During the year ended June 30, 2018, Janus Henderson Distributors retained upfront sales charges of $20,900.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Henderson Distributors during the year ended June 30, 2018.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption

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Notes to Financial Statements

of the Class C Shares redeemed. During the year ended June 30, 2018, redeeming shareholders of Class C Shares paid CDSCs of $16,015.

5. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations; (2) losses or deductions the Fund may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of deferred compensation, derivatives, and foreign currency contract adjustments. The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

			Loss Deferrals		Other Book	Net Tax
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Late-Year Ordinary Loss	Post-October Capital Loss	to Tax Differences	Appreciation/ (Depreciation)
$ 1,781,058	$ -	$(163,057,818)	$ -	$ -	$5,266,300	$(17,526,809)

Accumulated capital losses noted below represent net capital loss carryovers, as of June 30, 2018, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows these capital loss carryovers.

Capital Loss Carryover Schedule
For the year ended June 30, 2018
No Expiration
Short-Term	Long-Term	Accumulated Capital Losses
$(87,067,782)	$(75,990,036)	$ (163,057,818)

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2018 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 1,427,528,298	$ 4,356,135	$(21,882,944)	$ (17,526,809)

Information on the tax components of derivatives as of June 30, 2018 is as follows:

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ (131,466,521)	$ 116,207	$ -	$ 116,207

Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains deferral of wash sale losses, foreign currency transactions, passive

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Notes to Financial Statements

foreign investment companies, net investment losses, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended June 30, 2018
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 48,686,283	$ -	$ -	$ -

For the year ended June 30, 2017
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 73,432,490	$ -	$ 1,302,874	$ -

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. The following reclassifications have been made to the Fund:

Increase/(Decrease) to Capital	Increase/(Decrease) to Undistributed Net Investment Income/Loss	Increase/(Decrease) to Undistributed Net Realized Gain/Loss
$ (156,411)	$ 17,150,461	$ (16,994,050)

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Janus Henderson Global Unconstrained Bond Fund

Notes to Financial Statements

6. Capital Share Transactions

	Year ended June 30, 2018		Year ended June 30, 2017
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	2,985,975	$ 28,694,960	8,401,336	$ 81,121,105
Reinvested dividends and distributions	201,630	1,921,366	376,925	3,637,203
Shares repurchased	(9,045,168)	(85,917,275)	(4,724,423)	(45,633,901)
Net Increase/(Decrease)	(5,857,563)	$ (55,300,949)	4,053,838	$ 39,124,407
Class C Shares:
Shares sold	1,416,072	$ 13,575,620	3,277,443	$ 31,648,017
Reinvested dividends and distributions	70,712	670,327	141,056	1,359,332
Shares repurchased	(2,632,179)	(24,785,455)	(1,782,452)	(17,187,594)
Net Increase/(Decrease)	(1,145,395)	$ (10,539,508)	1,636,047	$ 15,819,755
Class D Shares:
Shares sold	296,160	$ 2,842,293	644,432	$ 6,234,901
Reinvested dividends and distributions	34,554	328,369	61,873	597,197
Shares repurchased	(645,341)	(6,104,271)	(441,820)	(4,276,851)
Net Increase/(Decrease)	(314,627)	$ (2,933,609)	264,485	$ 2,555,247
Class I Shares:
Shares sold	60,816,331	$ 582,072,842	71,046,335	$686,421,654
Reinvested dividends and distributions	3,449,933	32,765,596	5,083,087	49,050,722
Shares repurchased	(107,864,217)	(1,011,728,411)	(21,704,495)	(209,492,597)
Net Increase/(Decrease)	(43,597,953)	$ (396,889,973)	54,424,927	$525,979,779
Class N Shares:
Shares sold	15,033,504	$ 141,982,244	455,851	$ 4,398,109
Reinvested dividends and distributions	84,232	776,178	22,284	215,035
Shares repurchased	(6,822,051)	(61,896,529)	(322,233)	(3,105,542)
Net Increase/(Decrease)	8,295,685	$ 80,861,893	155,902	$ 1,507,602
Class R Shares:
Shares sold	82,605	$ 790,392	52,957	$ 510,943
Reinvested dividends and distributions	1,415	13,400	1,176	11,336
Shares repurchased	(33,333)	(316,132)	(18,702)	(180,991)
Net Increase/(Decrease)	50,687	$ 487,660	35,431	$ 341,288
Class S Shares:
Shares sold	205,133	$ 1,874,652	71,213	$ 685,563
Reinvested dividends and distributions	1,914	18,237	2,599	25,069
Shares repurchased	(149,492)	(1,430,613)	(18,416)	(178,854)
Net Increase/(Decrease)	57,555	$ 462,276	55,396	$ 531,778
Class T Shares:
Shares sold	5,755,568	$ 55,164,395	14,822,307	$143,077,272
Reinvested dividends and distributions	439,495	4,177,694	795,295	7,666,971
Shares repurchased	(16,241,040)	(152,293,917)	(9,994,384)	(96,440,940)
Net Increase/(Decrease)	(10,045,977)	$ (92,951,828)	5,623,218	$ 54,303,303

7. Purchases and Sales of Investment Securities

For the year ended June 30, 2018, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$2,338,287,205	$2,914,344,507	$ -	$ -

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Notes to Financial Statements

8. Recent Accounting Pronouncements

The Securities and Exchange Commission ("SEC") adopted new rules as well as amendments to its rules to modernize the reporting and disclosure of information by registered investment companies. In addition, the SEC adopted amendments to Regulation S-X, which require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date of the amendments to Regulation S-X was August 1, 2017. This report incorporates the amendments to Regulation S-X.

The FASB issued Accounting Standards Update No. 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities ("ASU 2017-08") to amend the amortization period for certain purchased callable debt securities held at a premium. The guidance requires certain premiums on callable debt securities to be amortized to the earliest call date. The amortization period for callable debt securities purchased at a discount will not be impacted. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Early adoption is permitted, including adoption in an interim period. Management is currently evaluating the impacts of ASU 2017-08 on the financial statements.

9. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to June 30, 2018 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

48	JUNE 30, 2018

Janus Henderson Global Unconstrained Bond Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Investment Fund and Shareholders of Janus Henderson Global Unconstrained Bond Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Janus Henderson Global Unconstrained Bond Fund (one of the funds constituting Janus Investment Fund, referred to hereafter as the "Fund") as of June 30, 2018, the related statement of operations for the year ended June 30, 2018, the statements of changes in net assets for each of the two years in the period ended June 30, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended June 30, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Denver, Colorado
August 17, 2018

We have served as the auditor of one or more investment companies in Janus Henderson Funds since 1990.

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Janus Henderson Global Unconstrained Bond Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Fund is required to disclose its complete holdings on Form N-Q within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to Fund shareholders. These reports (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free) (or 1-800-525-3713 if you hold Class D shares). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag. Holdings are generally posted approximately two business days thereafter under Full Holdings for the Fund at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 14 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

Additionally, in connection with their consideration of whether to continue the investment advisory agreement and subadvisory agreement for each Fund, as applicable, the Trustees also received and reviewed information in connection with the transaction to combine the respective businesses of Henderson Group plc and Janus Capital Group, Inc., the parent company of Janus Capital (the “Transaction”), announced in October 2016, which closed in the second quarter of 2017. In this regard, the Trustees reviewed information regarding the impact of the Transaction on the services to be provided by Janus Capital and each subadviser, as applicable, to the Funds under such agreements prior to the close of the Transaction as well as the services provided after the Transaction closed.

At a meeting held on December 7, 2017, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from February 1, 2018 through February 1, 2019, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the

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Janus Henderson Global Unconstrained Bond Fund

Additional Information (unaudited)

agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees (excluding out of pocket costs), net of any waivers.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has been strong: for the 36 months ended September 30, 2017, approximately 70% of the Funds were in the top two quartiles of performance, as reported by Morningstar, and for the 12 months ended September 30, 2017, approximately 46% of the Funds were in the top two quartiles of performance, as reported by Morningstar.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Alternative Funds

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson International Long/Short Equity Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and the Fund’s limited performance history.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge

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Additional Information (unaudited)

quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Fixed-Income Funds

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Unconstrained Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Real Return Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Strategic Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

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Janus Henderson Global Unconstrained Bond Fund

Additional Information (unaudited)

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson International Small Cap Fund, the Trustees noted that, due to limited performance for the Fund, performance history was not a material factor.

• For Janus Henderson International Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that

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the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson All Asset Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

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Additional Information (unaudited)

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and the Fund’s limited performance history.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital and Intech had taken or were taking to improve performance, and the Fund’s limited performance history.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Intech had taken or were taking to improve performance.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Select Value Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

Janus Aspen Series

• For Janus Henderson Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

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Additional Information (unaudited)

• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Forty Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Allocation Portfolio – Moderate, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Research Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Technology Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Unconstrained Bond Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and the Fund’s limited performance history.

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Overseas Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Research Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Fund’s performance warranted continuation of the Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of

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Additional Information (unaudited)

that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration, but excluding out-of-pocket costs) fees for many of the Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 10% below the average total expenses of their respective Broadridge Expense Group peers and 18% below the average total expenses for their Broadridge Expense Universes; (3) management fees for the Funds, on average, were 8% below the average management fees for their Expense Groups and 9% below the average for their Expense Universes; and (4) Fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered the total expenses for each share class of each Fund compared to the average total expenses for its Broadridge Expense Group peers and to average total expenses for its Broadridge Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and expense waivers on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional clients and to the fees Janus Capital charges to funds subadvised by Janus Capital; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) Janus mutual fund investors enjoy reasonable fees relative to the fees charged to Janus institutional and subadvised fund investors; (4) in three of seven product categories, the Funds receive proportionally better pricing than the industry in relation to Janus institutional clients; and (5) in seven of eight strategies, Janus Capital has lower management fees than funds subadvised by Janus Capital’s portfolio managers.

The Trustees considered the fees for each Fund for its fiscal year ended in 2016, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Alternative Funds

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Long/Short Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were

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Additional Information (unaudited)

reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Fixed-Income Funds

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Unconstrained Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Real Return Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to waive 11 basis points of management fees effective February 1, 2018 and also has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Strategic Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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Additional Information (unaudited)

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson International Small Cap Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

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Additional Information (unaudited)

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson All Asset Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s total expenses effective June 5, 2017.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Research Fund, the Trustees noted that, although the Fund’s total expenses were equal to or exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective February 1, 2017.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

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Additional Information (unaudited)

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Select Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group averages for all share classes.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Janus Aspen Series

• For Janus Henderson Balanced Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Global Allocation Portfolio - Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Technology Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Unconstrained Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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Additional Information (unaudited)

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Overseas Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for its sole share class.

The Trustees reviewed information on the overall profitability to Janus Capital and its affiliates of their relationship with the Funds, and considered profitability data of other fund managers. The Trustees also considered the financial information, estimated profitability and corporate structure of Janus Capital’s parent company before and after the Transaction. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. The Trustees also noted that the Trustees’ independent fee consultant reviewed the overall profitability of Janus Capital’s parent company prior to the Transaction, and the independent fee consultant found that, while assessing the reasonableness of Fund expenses in light of such profits was dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons were limited in accuracy by differences in complex size, business mix, institutional account orientation and other factors, after accepting these limitations, the level of profit earned by Janus Capital’s parent company was reasonable. In this regard, the independent consultant concluded that the profitability of Janus Capital’s parent company did not show excess nor did it show any insufficiency that could limit the ability to invest the resources needed to drive strong future investment performance on behalf of the Funds.

Additionally, the Trustees considered the estimated profitability to Janus Capital from the investment management services it provided to each Fund. The Trustees also considered such estimated profitability taking into account the impact of the Transaction on Janus Capital’s expense structure on a pro forma basis. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Fund is necessarily a product of the allocation methodology utilized by Janus Capital to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant concluded that (1) the expense allocation methodology utilized by Janus Capital was reasonable and (2) the estimated profitability to Janus Capital from the investment management services it provided to each Fund was reasonable, including after taking into account the impact of the Transaction on Janus Capital’s expense structure on a pro forma basis. The Trustees also considered that the estimated profitability for an individual Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that Janus Capital’s estimated profitability with respect to each Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Funds was not a material factor in the Board’s approval of the reasonableness of any Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that each Fund’s total expenses were reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

62	JUNE 30, 2018

Janus Henderson Global Unconstrained Bond Fund

Additional Information (unaudited)

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted their independent fee consultant’s analysis of economies of scale in prior years. They also noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 86% of these Funds’ share classes have contractual management fees (gross of waivers) below their Broadridge expense group averages. They also noted that for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing certain of these Funds because they have not reached adequate scale. Moreover, as the assets of some of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

The independent fee consultant concluded that, given the limitations of various analytical approaches to economies of scale it had considered in prior years, and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus complex. The independent consultant concluded that (1) to the extent there were economies of scale at Janus Capital, Janus Capital’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Funds, Janus Capital appeared to be investing to increase the likelihood that these Funds will grow to a level to achieve any scale economies that may exist. Further, the independent fee consultant provided its belief that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Funds from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and/or the subadvisers benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Fund could attract other business to Janus Capital, the subadvisers or other Janus funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Funds.

Janus Investment Fund	63

Janus Henderson Global Unconstrained Bond Fund

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was June 30, 2018. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

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Janus Henderson Global Unconstrained Bond Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. Also included are ratios of expenses and net investment income to average net assets.

Janus Investment Fund	65

Janus Henderson Global Unconstrained Bond Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

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Janus Henderson Global Unconstrained Bond Fund

Designation Requirements (unaudited)

For federal income tax purposes, the Fund designated the following for the year ended June 30, 2018:

Dividends Received Deduction Percentage	12%
Qualified Dividend Income Percentage	12%

Janus Investment Fund	67

Janus Henderson Global Unconstrained Bond Fund

Trustees and Officers (unaudited)

The Fund’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Fund’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Fund’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Fund’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Aspen Series. Collectively, these two registered investment companies consist of 61 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Fund may also be officers and/or directors of Janus Capital. Except as otherwise disclosed, Fund officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer, as authorized by the Trustees.

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Janus Henderson Global Unconstrained Bond Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Managing Partner, Impact Investments, Athena Capital Advisors LLC (independent registered investment advisor) (since 2016) and Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations). Formerly, Chief Executive Officer, Imprint Capital (impact investment firm) (2013-2015) and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	61

Director of Mutual Fund Directors Forum (a non-profit organization serving independent directors of U.S. mutual funds), Chairman of the Board and Trustee of The Investment Fund for Foundations Investment Program (TIP) (consisting of 2 funds), and Director of the F.B. Heron Foundation (a private grantmaking foundation).

Janus Investment Fund	69

Janus Henderson Global Unconstrained Bond Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Trustee	1/13-Present	Executive Vice President, Institutional Markets, of Black Creek Group (private equity real estate investment management firm) (since 2012). Formerly, Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	61

Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of MotiveQuest LLC (strategic social market research company) (2003-2016); Director of Nuveen Global Investors LLC (2007-2011); Director of Communities in Schools (2004-2010); and Director of Mutual Fund Education Alliance (until 2010).

70	JUNE 30, 2018

Janus Henderson Global Unconstrained Bond Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Managing Member and Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Venture Partner for The Edgewater Funds (a middle market private equity firm) (2002-2004); Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000); and Chief Investment Officer of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	61

Advisory Board Member, Innovate Partners Emerging Growth and Equity Fund I (early stage venture capital fund) (since 2014) and Managing Trustee of National Retirement Partners Liquidating Trust (since 2013). Formerly, Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013); Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009); Director of RemedyTemp, Inc. (temporary help services company) (1996-2006); and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

Janus Investment Fund	71

Janus Henderson Global Unconstrained Bond Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	6/16-Present	Founder, Daraja Capital (advisory and investment firm) (since 2016), and Senior Advisor, Albright Stonebridge Group LLC (global strategy firm) (since 2016). Formerly, Senior Vice President (2011-2015), Albright Stonebridge Group LLC; and Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	61	Director of Brightwood Capital Advisors, LLC (since 2014).
Gary A. Poliner 151 Detroit Street Denver, CO 80206 DOB: 1953	Trustee	6/16-Present	Retired. Formerly, President (2010-2013) of Northwestern Mutual Life Insurance Company.	61

Director of MGIC Investment Corporation (private mortgage insurance) (since 2013) and West Bend Mutual Insurance Company (property/casualty insurance) (since 2013). Formerly, Trustee of Northwestern Mutual Life Insurance Company (2010-2013); and Director of Frank Russell Company (global asset management firm) (2008-2013).

72	JUNE 30, 2018

Janus Henderson Global Unconstrained Bond Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
James T. Rothe 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	1/97-Present	Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Co-founder and Managing Director of Roaring Fork Capital SBIC, L.P. (SBA SBIC fund focusing on private investment in public equity firms) (2004-2014), Professor of Business of the University of Colorado (2002-2004), and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	61	Formerly, Director of Red Robin Gourmet Burgers, Inc. (RRGB) (2004- 2014).
William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	6/84-Present	Retired. Formerly, President and founder of HPS Products and Corporate Vice President of MKS Instruments, Boulder, CO (a provider of advanced process control systems for the semiconductor industry) (1976-2012).	61	None

Janus Investment Fund	73

Janus Henderson Global Unconstrained Bond Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Diane L. Wallace 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	6/17-Present	Retired.	61

Formerly, Independent Trustee, Henderson Global Funds (13 portfolios) (2015-2017); Independent Trustee, State Farm Associates' Funds Trust, State Farm Mutual Fund Trust, and State Farm Variable Product Trust (28 portfolios) (2013-2017). Chief Operating Officer, Senior Vice President-Operations, and Chief Financial Officer for Driehaus Capital Management, LLC (1988-2006); and Treasurer of Driehaus Mutual Funds (1996-2002).

74	JUNE 30, 2018

Janus Henderson Global Unconstrained Bond Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	61

Director of Chicago Community Trust (Regional Community Foundation), Chicago Council on Global Affairs, InnerWorkings (U.S. provider of print procurement solutions to corporate clients), Lurie Children’s Hospital (Chicago, IL), Shirley Ryan Ability Lab and Wrapports, LLC (digital communications company). Formerly, Director of Walmart (until 2017); Director of Chicago Convention & Tourism Bureau (until 2014); and The Field Museum of Natural History (Chicago, IL) (until 2014).

Janus Investment Fund	75

Janus Henderson Global Unconstrained Bond Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
William H. Gross 151 Detroit Street Denver, CO 80206 DOB: 1944	Executive Vice President and Portfolio Manager Janus Henderson Global Unconstrained Bond Fund	10/14-Present	Portfolio Manager for other Janus Henderson accounts. Formerly, Managing Director, Chief Investment Officer, and a founding partner of Pacific Investment Management Company LLC ("PIMCO") (1971-2014).
Bruce L. Koepfgen 151 Detroit Street Denver, CO 80206 DOB: 1952	President and Chief Executive Officer	7/14-Present

Head of North America at Janus Henderson Investors and Janus Capital Management LLC (since 2017); Executive Vice President and Director of Janus International Holding LLC (since 2011); Executive Vice President of Janus Distributors LLC (since 2011); Vice President and Director of Intech Investment Management LLC (since 2011); Executive Vice President and Director of Perkins Investment Management LLC (since 2011); and Executive Vice President and Director of Janus Management Holdings Corporation (since 2011). Formerly, President of Janus Capital Group Inc. and Janus Capital Management LLC (2013-2017); Executive Vice President of Janus Services LLC (2011-2015), Janus Capital Group Inc. and Janus Capital Management LLC (2011-2013); and Chief Financial Officer of Janus Capital Group Inc., Janus Capital Management LLC, Janus Distributors LLC, Janus Management Holdings Corporation, and Janus Services LLC (2011-2013).

76	JUNE 30, 2018

Janus Henderson Global Unconstrained Bond Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Susan K. Wold 151 Detroit Street Denver, CO 80206 DOB: 1960	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	9/17-Present

Senior Vice President and Head of Compliance, North America for Janus Henderson (since September 2017); Formerly, Vice President, Head of Global Corporate Compliance, and Chief Compliance Officer for Janus
Capital Management LLC (May 2017- September 2017); Vice President, Compliance at Janus Capital Group Inc. and Janus Capital Management LLC
(2005-2017).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital and Janus Services LLC.
Kathryn L. Santoro 151 Detroit Street Denver, CO 80206 DOB: 1974	Vice President, Chief Legal Counsel, and Secretary	12/16-Present

Vice President of Janus Capital and Janus Services LLC (since 2016). Formerly, Vice President and Associate Counsel of Curian Capital, LLC and Curian Clearing LLC (2013-2016); and General Counsel and Secretary (2011-2012) and Vice President (2009-2012) of Old Mutual Capital, Inc.

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

Janus Investment Fund	77

Knowledge. Shared

At Janus Henderson, we believe in the sharing of expert insight for better investment and business decisions. We call this ethos Knowledge. Shared.

Learn more by visiting janushenderson.com.

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson, Janus, Henderson, Perkins, Intech and Henderson Geneva are trademarks or registered trademarks of Janus Henderson Investors. © Janus Henderson Investors. The name Janus Henderson Investors includes HGI Group Limited, Henderson Global Investors (Brand Management) Sarl and Janus International Holding LLC.

Funds distributed by Janus Henderson Distributors

125-02-93024 08-18

ANNUAL REPORT June 30, 2018

Janus Henderson Government Money Market Fund

Janus Investment Fund

Janus Henderson Government Money Market Fund

Janus Henderson Government Money Market Fund (unaudited)

Performance

David Spilsted co-portfolio manager	Garrett Strum co-portfolio manager

Average Annual Total Return		Seven-Day Current Yield
For the periods ended June 30, 2018		Class D Shares(1)
Class D Shares(1)		With Reimbursement	1.33%
1 Year	0.79%	Without Reimbursement	1.33%
5 Year	0.17%	Class T Shares
10 Year	0.15%	With Reimbursement	1.28%
Since Inception (February 14, 1995)	2.19%	Without Reimbursement	1.28%
Class T Shares		Expense Ratios
1 Year	0.76%	Per the October 27, 2017 prospectuses
5 Year	0.16%	Class D Shares(1)
10 Year	0.15%	Total Annual Fund Operating Expenses	0.68%
Since Inception (February 14, 1995)	2.19%	Class T Shares
		Total Annual Fund Operating Expenses	0.71%

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Returns include reinvestment of all dividends and distributions ..

The yield more closely reflects the current earnings of the money market fund than the total return.

See Financial Highlights for actual expense ratios during the reporting period.

Class D Shares of the Fund commenced operations on February 16, 2010. Performance shown for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares, the initial share class (renamed Class T Shares effective February 16, 2010), calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

If Class D Shares of the Fund had been available during periods prior to February 16, 2010, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of Class D Shares reflects the fees and expenses of Class D Shares, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

See “Useful Information About Your Fund Report.”

(1) Closed to certain new investors.

Janus Investment Fund	1

Janus Henderson Government Money Market Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in either share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (1/1/18)	Ending Account Value (6/30/18)	Expenses Paid During Period (1/1/18 - 6/30/18)†	Beginning Account Value (1/1/18)	Ending Account Value (6/30/18)	Expenses Paid During Period (1/1/18 - 6/30/18)†	Net Annualized Expense Ratio (1/1/18 - 6/30/18)
Class D Shares	$1,000.00	$1,005.20	$2.98	$1,000.00	$1,021.82	$3.01	0.60%
Class T Shares	$1,000.00	$1,005.00	$3.18	$1,000.00	$1,021.62	$3.21	0.64%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

2	JUNE 30, 2018

Janus Henderson Government Money Market Fund

Schedule of Investments

June 30, 2018

Principal Amounts		Value
U.S. Government Agency Notes – 54.9%
Federal Home Loan Bank Discount Notes:
1.7387%, 7/5/18	$3,000,000	$2,999,569
1.7387%, 7/6/18	3,000,000	2,999,426
1.7852%, 7/9/18	3,000,000	2,998,968
1.7387%, 7/11/18	3,000,000	2,998,708
1.7641%, 7/13/18	3,000,000	2,998,397
1.7556%, 7/16/18	3,600,000	3,597,564
1.8061%, 7/18/18	3,000,000	2,997,614
1.8358%, 7/20/18	3,000,000	2,997,273
1.8698%, 7/23/18	3,000,000	2,996,760
1.9072%, 7/24/18	3,000,000	2,996,538
1.9097%, 7/25/18	3,000,000	2,996,376
1.8908%, 7/26/18	3,000,000	2,996,256
1.8665%, 7/27/18	3,000,000	2,996,150
1.9013%, 7/30/18	3,000,000	2,995,609
1.9159%, 8/1/18	3,000,000	2,995,259
1.8876%, 8/2/18	3,000,000	2,995,173
1.8716%, 8/3/18	3,000,000	2,995,059
1.9005%, 8/6/18	3,000,000	2,994,514
1.8793%, 8/7/18	3,000,000	2,994,420
1.9013%, 8/8/18	3,000,000	2,994,198
1.8718%, 8/10/18	3,000,000	2,993,979
1.9158%, 8/13/18	3,000,000	2,993,365
1.9209%, 8/14/18	3,000,000	2,993,190
1.9210%, 8/15/18	3,000,000	2,993,031
1.9215%, 8/16/18	3,000,000	2,992,871
1.9433%, 8/22/18	3,000,000	2,991,831
1.9269%, 8/23/18	3,000,000	2,991,741
1.9372%, 8/24/18	3,000,000	2,991,538
1.9162%, 8/27/18	3,000,000	2,991,156
1.9433%, 8/31/18	3,000,000	2,990,392
1.9502%, 9/4/18	3,000,000	2,989,717
1.9434%, 9/5/18	3,000,000	2,989,592
1.9436%, 9/10/18	3,000,000	2,988,792
		99,425,026
FHLMC Multifamily VRD Certificates Taxable:
2.1000%, 1/15/42‡	5,590,276	5,590,126
Freddie Mac Discount Notes:
1.7991%, 7/19/18	3,000,000	2,997,475
Total U.S. Government Agency Notes (cost $108,012,627)		108,012,627
Variable Rate Demand Agency Notes‡ – 28.1%
AE REALTY LLC, 2.0700%, 10/1/23	580,000	580,000
Clearwater Solutions LLC, 2.0200%, 9/1/21	625,000	625,000
Cypress Bend Real Estate Development Co LLC, 2.0700%, 4/1/33	9,000,000	9,000,000
Florida Food Products Inc, 2.0700%, 12/1/22	1,650,000	1,650,000
Greer Family LLC/The, 2.0700%, 8/1/31	3,000,000	3,000,000
Irrevocable Trust Agreement John A Thomas & Elizabeth F Thomas,
2.0700%, 12/1/20	2,500,000	2,500,000
Johnson Capital Management LLC, 2.1900%, 6/3/47	2,845,000	2,845,000
Kenneth Rosenthal Irrevocable Life Insurance Trust, 2.0700%, 4/1/36	6,425,000	6,425,000
Lake Nona Trust/The, 2.0700%, 10/1/44	2,900,000	2,900,000
Mesivta Yeshiva Rabbi Chaim Berlin, 2.1030%, 11/1/35	9,185,000	9,185,000
Mississippi Business Finance Corp, 2.0000%, 9/1/21	1,170,000	1,170,000
Mississippi Business Finance Corp, 2.0000%, 1/1/34	3,060,000	3,060,000
Mississippi Business Finance Corp, 2.0000%, 12/1/35	3,200,000	3,200,000
Phenix City Downtown Redevelopment Authority, 2.0700%, 2/1/33	3,600,000	3,600,000
Thomas H Turner Family Irrevocably Trust, 2.0700%, 6/1/20	4,500,000	4,500,000
Tyler Enterprises LLC, 2.0700%, 10/3/22	1,165,000	1,165,000
Total Variable Rate Demand Agency Notes (cost $55,405,000)		55,405,000

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	3

Janus Henderson Government Money Market Fund

Schedule of Investments

June 30, 2018

Principal Amounts		Value
Repurchase Agreements(a) – 16.9%
Undivided interest of 8.3% in a joint repurchase agreement (principal amount $400,000,000 with a maturity value of $400,068,667) with Royal Bank of Canada, NY Branch, 2.0600%, dated 6/29/18, maturing 7/2/18 to be repurchased at $33,205,699 collateralized by $405,614,682 in U.S. Government Agencies 2.2070% - 6.9678%, 1/1/27 - 2/20/67 with a value of $408,070,041 (cost $33,200,000)	$33,200,000	$33,200,000
Total Investments (total cost $196,617,627) – 99.9%		196,617,627
Cash, Receivables and Other Assets, net of Liabilities – 0.1%		140,009
Net Assets – 100%		$196,757,636

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

4	JUNE 30, 2018

Janus Henderson Government Money Market Fund

Notes to Schedule of Investments and Other Information

LLC	Limited Liability Company

Money market funds may hold securities with stated maturities of greater than 397 days when those securities have features that allow a fund to “put” back the security to the issuer or to a third party within 397 days of acquisition. The maturity dates shown in the security descriptions are the stated maturity dates.

‡	The interest rate on variable rate demand agency notes is based on an index or market interest rates and is subject to change. Rate in the security description is as of June 30, 2018.

(a)	The Fund may have elements of risk due to concentrated investments. Such concentrations may subject the Fund to additional risks.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of June 30, 2018. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quotes Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
U.S. Government Agency Notes	$-	$108,012,627	$-
Variable Rate Demand Agency Notes	-	55,405,000	-
Repurchase Agreements	-	33,200,000	-
Total Assets	$-	$196,617,627	$-

Janus Investment Fund	5

Janus Henderson Government Money Market Fund

Statement of Assets and Liabilities

June 30, 2018

Assets:
Investments, at value(1)	$163,417,627
Repurchase agreements, at value(2)	33,200,000
Cash	130,750
Non-interested Trustees' deferred compensation	4,114
Receivables:
Fund shares sold	268,412
Interest	104,582
Total Assets	197,125,485
Liabilities:
Payables:	—
Fund shares repurchased	227,321
Administration services fees	77,162
Professional fees	29,507
Advisory fees	16,742
Dividends	11,086
Non-interested Trustees' deferred compensation fees	4,114
Non-interested Trustees' fees and expenses	1,791
Accrued expenses and other payables	126
Total Liabilities	367,849
Net Assets	$196,757,636
Net Assets Consist of:
Capital (par value and paid-in surplus)	$196,759,973
Undistributed net investment income/(loss)	(2,975)
Unrealized net appreciation/(depreciation) of investments and non-interested Trustees’ deferred compensation	638
Total Net Assets	$196,757,636
Net Assets - Class D Shares	$188,213,336
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	188,228,149
Net Asset Value Per Share	$1.00
Net Assets - Class T Shares	$8,544,300
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	8,544,696
Net Asset Value Per Share	$1.00

(1) Includes cost of $163,417,627. (2) Includes cost of repurchase agreements of $33,200,000.

See Notes to Financial Statements.

6	JUNE 30, 2018

Janus Henderson Government Money Market Fund

Statement of Operations

For the year ended June 30, 2018

Investment Income:
Interest	$2,677,495
Total Investment Income	2,677,495
Expenses:
Advisory fees	387,311
Administration services fees:
Class D Shares	852,871
Class T Shares	39,593
Professional fees	45,761
Non-interested Trustees’ fees and expenses	6,376
Total Expenses	1,331,912
Less: Excess Expense Reimbursement and Waivers	(193,656)
Net Expenses	1,138,256
Net Investment Income/(Loss)	1,539,239
Net Increase/(Decrease) in Net Assets Resulting from Operations	$1,539,239

See Notes to Financial Statements.

Janus Investment Fund	7

Janus Henderson Government Money Market Fund

Statements of Changes in Net Assets

	Year ended June 30, 2018	Year ended June 30, 2017

Operations:
Net investment income/(loss)	$1,539,239	$99,210
Net Increase/(Decrease) in Net Assets Resulting from Operations	1,539,239	99,210
Dividends and Distributions to Shareholders:
Dividends from Net Investment Income
Class D Shares	(1,475,164)	(96,071)
Class T Shares	(64,077)	(3,135)
Net Decrease from Dividends and Distributions to Shareholders	(1,539,241)	(99,206)
Capital Share Transactions:
Class D Shares	8,452,571	18,991,338
Class T Shares	1,085,959	3,843,952
Net Increase/(Decrease) from Capital Share Transactions	9,538,530	22,835,290
Net Increase/(Decrease) in Net Assets	9,538,528	22,835,294
Net Assets:
Beginning of period	187,219,108	164,383,814
End of period	$196,757,636	$187,219,108

Undistributed Net Investment Income/(Loss)	$(2,975)	$(2,973)

See Notes to Financial Statements.

8	JUNE 30, 2018

Janus Henderson Government Money Market Fund

Financial Highlights

Class D Shares
For a share outstanding during each year ended June 30	2018	2017	2016		2015	2014
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00		$1.00	$1.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.01(1)	—(1)(2)	—(1)(2)		—(1)(2)	—(1)(2)
Net realized and unrealized gain/(loss)	—(2)	—(2)	—(2)		—(2)	—(2)
Total from Investment Operations	0.01	—	—		—	—
Less Dividends and Distributions:
Dividends (from net investment income)	(0.01)	—(2)	—		—(2)	—(2)
Distributions (from capital gains)	—	—	—		—	—
Total Dividends and Distributions	(0.01)	—	—		—	—
Net Asset Value, End of Period	$1.00	$1.00	$1.00		$1.00	$1.00
Total Return*	0.79%	0.05%	0.00%		0.00%	0.00%
Net Assets, End of Period (in thousands)	$188,213	$179,761	$160,769		$150,121	$165,245
Average Net Assets for the Period (in thousands)	$185,892	$181,337	$155,300		$157,321	$169,002
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.69%	0.68%	0.68%		0.69%	0.68%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.59%	0.58%	0.28%		0.13%	0.12%
Ratio of Net Investment Income/(Loss)	0.79%	0.05%	0.00%(3)		0.00%(3)	0.00%(3)
				1

Class T Shares
For a share outstanding during each year ended June 30	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.01(1)	—(1)(2)	—(1)(2)	—(1)(2)	—(1)(2)
Net realized and unrealized gain/(loss)	—(2)	—(2)	—(2)	—(2)	—(2)
Total from Investment Operations	0.01	—	—	—	—
Less Dividends and Distributions:
Dividends (from net investment income)	(0.01)	—(2)	—	—(2)	—(2)
Distributions (from capital gains)	—	—	—	—	—
Total Dividends and Distributions	(0.01)	—	—	—	—
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return*	0.76%	0.04%	0.00%	0.00%	0.00%
Net Assets, End of Period (in thousands)	$8,544	$7,458	$3,614	$3,091	$3,406
Average Net Assets for the Period (in thousands)	$8,262	$8,190	$3,323	$3,611	$6,393
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.72%	0.71%	0.70%	0.71%	0.70%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.62%	0.61%	0.29%	0.13%	0.12%
Ratio of Net Investment Income/(Loss)	0.76%	0.04%	0.00%(3)	0.00%(3)	0.00%(3)

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

(3) Less than 0.005%.

See Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson Government Money Market Fund

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Janus Henderson Government Money Market Fund (the “Fund”) is a series fund. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 49 Funds which include multiple series of shares, with differing investment objectives and policies. The Fund seeks capital preservation and liquidity with current income as a secondary objective.

The Fund offers two classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer both classes of shares. Class D Shares are closed to certain new investors.

The Fund operates as a “government money market fund” as such term is defined in or interpreted under Rule 2a-7 under the Investment Company Act of 1940, as amended. As a government money market fund, the Fund pursues its investment objectives by normally investing at least 99.5% of its total assets in cash, U.S. Government securities, and/or repurchase agreements that are collateralized fully (i.e., collateralized by cash and/or government securities).

As a government money market fund, the Fund is not required to impose a liquidity fee and/or a redemption gate on fund redemptions. The Trustees have determined not to subject the Fund to a liquidity fee and/or a redemption gate on fund redemptions. The Trustees have reserved its ability to change this determination with respect to liquidity fees and/or redemption gates, but only after providing appropriate prior notice to shareholders.

Shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus Henderson funds. Class D Shares are available only to investors who hold accounts directly with the Janus Henderson funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital Management LLC (“Janus Capital”) or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Liquidity

The Fund has adopted liquidity requirements (measured at the time of purchase) as noted:

The Fund will limit its investments in illiquid securities to 5% or less of its total assets.

Daily liquidity. The Fund will invest at least 10% of its total assets in “daily liquid assets,” which generally include cash (including demand deposits), direct obligations of the U.S. Government, securities (including repurchase agreements) that will mature or are subject to a demand feature that is exercisable and payable within one business day, and/or amounts receivable and due unconditionally within one business day on pending sales of portfolio securities.

Weekly liquidity. The Fund will invest at least 30% of its assets in “weekly liquid assets,” which generally include cash (including demand deposits), direct obligations of the U.S. Government, agency discount notes with remaining maturities of 60 days or less, and securities (including repurchase agreements) that will mature or are subject to a demand feature that is exercisable and payable within five business days.

10	JUNE 30, 2018

Janus Henderson Government Money Market Fund

Notes to Financial Statements

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Investments held by the Fund are valued utilizing the amortized cost method of valuation permitted in accordance with Rule 2a-7 under the 1940 Act and certain conditions therein. Under the amortized cost method, which does not take into account unrealized capital gains or losses, an instrument is initially valued at its cost and thereafter assumes a constant accretion/amortization to maturity of any discount or premium.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE.

Periodic review and monitoring of the valuation of short-term securities is performed in an effort to ensure that amortized cost approximates market value. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2018 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the year. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and

Janus Investment Fund	11

Janus Henderson Government Money Market Fund

Notes to Financial Statements

unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Dividends and Distributions

Dividends, if any, are declared daily and distributed monthly for the Fund. Realized capital gains, if any, are declared and distributed in December. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or the Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

On December 22, 2017, the Tax Cuts and Jobs Act was signed into law. Currently, Management does not believe the bill will have a material impact on the Fund’s intention to continue to qualify as a regulated investment company, which is generally not subject to U.S. federal income tax.

2. Other Investments and Strategies

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

12	JUNE 30, 2018

Janus Henderson Government Money Market Fund

Notes to Financial Statements

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) of 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). There is considerable uncertainty about how Brexit will be conducted, how negotiations of necessary treaties and trade agreements will proceed, or how financial markets will react. In addition, one or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Fund may be exposed to counterparty risk through its investments in certain securities, including, but not limited to, repurchase agreements and debt securities. The Fund intends to enter into financial transactions with counterparties that Janus Capital Management LLC (“Janus Capital”) believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

Janus Investment Fund	13

Janus Henderson Government Money Market Fund

Notes to Financial Statements

All repurchase agreements are transacted under legally enforceable master repurchase agreements that give the Fund, in the event of default by the counterparty, the right to liquidate securities held and to offset receivables and payables with the counterparty. For financial reporting purposes, the Fund does not offset financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities. Repurchase agreements held by the Fund are fully collateralized, and such collateral is in the possession of the Fund’s custodian or, for tri-party agreements, the custodian designated by the agreement. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest.

The following table presents gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the Fund's Schedule of Investments.

Offsetting of Financial Assets and Derivative Assets

Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

Royal Bank of Canada, NY Branch	$33,200,000	$—	$(33,200,000)	$—

(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

Repurchase Agreements

The Fund and other funds advised by Janus Capital or its affiliates may transfer daily uninvested cash balances into one or more joint trading accounts. Assets in the joint trading accounts are invested in money market instruments and the proceeds are allocated to the participating funds on a pro rata basis.

Repurchase agreements held by the Fund are fully collateralized, and such collateral is in the possession of the Fund’s custodian or, for tri-party agreements, the custodian designated by the agreement. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

3. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The Fund’s contractual investment advisory fee rate (expressed as an annual rate) is 0.20% of its average daily net assets.

Janus Capital has voluntarily agreed to waive one-half of the Fund’s investment advisory fee. Janus Capital may also voluntarily waive and/or reimburse additional fees to the extent necessary to assist the Fund in attempting to maintain a yield of at least 0.00%. These waivers and reimbursements are voluntary and could change or be terminated at any time at the discretion of Janus Capital. There is no guarantee that the Fund will maintain a positive yield. If applicable, amounts waived and/or reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statement of Operations.

Class D Shares and Class T Shares of the Fund compensate Janus Capital at an annual rate of 0.46% and 0.48%, respectively, of average daily net assets for providing certain administration services including, but not limited to, oversight and coordination of the Fund’s service providers, recordkeeping and registration functions and also to pay for costs such as shareholder servicing and custody. These amounts are disclosed as “Administration services fees” on the Statement of Operations. A portion of the Fund’s administration fee is paid to BNP Paribas Financial Services ("BPFS"). BPFS provides certain administrative services to the Fund, including services related to Fund accounting, calculation of the Fund’s daily NAV, and Fund audit, tax, and reporting obligations, pursuant to a sub-administration agreement with Janus Capital on behalf of the Fund. Janus Capital does not receive any additional compensation, beyond the administration services fee for serving as administrator.

14	JUNE 30, 2018

Janus Henderson Government Money Market Fund

Notes to Financial Statements

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of June 30, 2018 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended June 30, 2018 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $471,025 were paid by the Trust to the Trustees under the Deferred Plan during the year ended June 30, 2018.

4. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations; (2) losses or deductions the Fund may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of deferred compensation.

			Loss Deferrals		Other Book	Net Tax
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Late-Year Ordinary Loss	Post-October Capital Loss	to Tax Differences	Appreciation/ (Depreciation)
$ 1,140	$ -	$ -	$ -	$ -	$ (3,477)	$ -

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended June 30, 2018
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 1,539,241	$ -	$ -	$ -

For the year ended June 30, 2017
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 99,206	$ -	$ -	$ -

Janus Investment Fund	15

Janus Henderson Government Money Market Fund

Notes to Financial Statements

5. Capital Share Transactions

	Year ended June 30, 2018		Year ended June 30, 2017
	Shares	Amount	Shares	Amount

Class D Shares:
Shares sold	151,278,795	$151,278,795	171,894,845	$171,894,845
Reinvested dividends and distributions	1,437,409	1,437,409	94,027	94,027
Shares repurchased	(144,263,633)	(144,263,633)	(152,997,534)	(152,997,534)
Net Increase/(Decrease)	8,452,571	$ 8,452,571	18,991,338	$ 18,991,338
Class T Shares:
Shares sold	8,959,121	$ 8,959,121	16,585,656	$ 16,585,656
Reinvested dividends and distributions	62,515	62,515	3,095	3,095
Shares repurchased	(7,935,677)	(7,935,677)	(12,744,799)	(12,744,799)
Net Increase/(Decrease)	1,085,959	$ 1,085,959	3,843,952	$ 3,843,952

6. Recent Accounting Pronouncements

The Securities and Exchange Commission ("SEC") adopted new rules as well as amendments to its rules to modernize the reporting and disclosure of information by registered investment companies. In addition, the SEC adopted amendments to Regulation S-X, which require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date of the amendments to Regulation S-X was August 1, 2017. This report incorporates the amendments to Regulation S-X.

The FASB issued Accounting Standards Update No. 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities ("ASU 2017-08") to amend the amortization period for certain purchased callable debt securities held at a premium. The guidance requires certain premiums on callable debt securities to be amortized to the earliest call date. The amortization period for callable debt securities purchased at a discount will not be impacted. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Early adoption is permitted, including adoption in an interim period. Management is currently evaluating the impacts of ASU 2017-08 on the financial statements.

7. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to June 30, 2018 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

16	JUNE 30, 2018

Janus Henderson Government Money Market Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Investment Fund and Shareholders of Janus Henderson Government Money Market Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Janus Henderson Government Money Market Fund (one of the funds constituting Janus Investment Fund, referred to hereafter as the "Fund") as of June 30, 2018, the related statement of operations for the year ended June 30, 2018, the statements of changes in net assets for each of the two years in the period ended June 30, 2018, including the related notes, and the financial highlights for each of the five years in the period ended June 30, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended June 30, 2018 and the financial highlights for each of the five years in the period ended June 30, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Denver, Colorado
August 17, 2018

We have served as the auditor of one or more investment companies in Janus Henderson Funds since 1990.

Janus Investment Fund	17

Janus Henderson Government Money Market Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Fund’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus Henderson at 1-877-335-2687 (toll free) (or 1-800-525- 3713 if you hold Class D shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 14 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

Additionally, in connection with their consideration of whether to continue the investment advisory agreement and subadvisory agreement for each Fund, as applicable, the Trustees also received and reviewed information in connection with the transaction to combine the respective businesses of Henderson Group plc and Janus Capital Group, Inc., the parent company of Janus Capital (the “Transaction”), announced in October 2016, which closed in the second quarter of 2017. In this regard, the Trustees reviewed information regarding the impact of the Transaction on the services to be provided by Janus Capital and each subadviser, as applicable, to the Funds under such agreements prior to the close of the Transaction as well as the services provided after the Transaction closed.

At a meeting held on December 7, 2017, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from February 1, 2018 through February 1, 2019, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees (excluding out of pocket costs), net of any waivers.

18	JUNE 30, 2018

Janus Henderson Government Money Market Fund

Additional Information (unaudited)

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has been strong: for the 36 months ended September 30, 2017, approximately 70% of the Funds were in the top two quartiles of performance, as reported by Morningstar, and for the 12 months ended September 30, 2017, approximately 46% of the Funds were in the top two quartiles of performance, as reported by Morningstar.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Alternative Funds

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson International Long/Short Equity Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and the Fund’s limited performance history.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Janus Investment Fund	19

Janus Henderson Government Money Market Fund

Additional Information (unaudited)

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Fixed-Income Funds

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Unconstrained Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Real Return Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Strategic Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the

20	JUNE 30, 2018

Janus Henderson Government Money Market Fund

Additional Information (unaudited)

12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson International Small Cap Fund, the Trustees noted that, due to limited performance for the Fund, performance history was not a material factor.

• For Janus Henderson International Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Janus Investment Fund	21

Janus Henderson Government Money Market Fund

Additional Information (unaudited)

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson All Asset Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for

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Janus Henderson Government Money Market Fund

Additional Information (unaudited)

the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and the Fund’s limited performance history.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital and Intech had taken or were taking to improve performance, and the Fund’s limited performance history.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Intech had taken or were taking to improve performance.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Select Value Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

Janus Aspen Series

• For Janus Henderson Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Janus Investment Fund	23

Janus Henderson Government Money Market Fund

Additional Information (unaudited)

• For Janus Henderson Forty Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Allocation Portfolio – Moderate, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Research Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Technology Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Unconstrained Bond Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and the Fund’s limited performance history.

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Overseas Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Research Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Fund’s performance warranted continuation of the Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration, but excluding out-of-pocket costs) fees for many of the Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

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Janus Henderson Government Money Market Fund

Additional Information (unaudited)

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 10% below the average total expenses of their respective Broadridge Expense Group peers and 18% below the average total expenses for their Broadridge Expense Universes; (3) management fees for the Funds, on average, were 8% below the average management fees for their Expense Groups and 9% below the average for their Expense Universes; and (4) Fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered the total expenses for each share class of each Fund compared to the average total expenses for its Broadridge Expense Group peers and to average total expenses for its Broadridge Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and expense waivers on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional clients and to the fees Janus Capital charges to funds subadvised by Janus Capital; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) Janus mutual fund investors enjoy reasonable fees relative to the fees charged to Janus institutional and subadvised fund investors; (4) in three of seven product categories, the Funds receive proportionally better pricing than the industry in relation to Janus institutional clients; and (5) in seven of eight strategies, Janus Capital has lower management fees than funds subadvised by Janus Capital’s portfolio managers.

The Trustees considered the fees for each Fund for its fiscal year ended in 2016, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Alternative Funds

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Long/Short Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were

Janus Investment Fund	25

Janus Henderson Government Money Market Fund

Additional Information (unaudited)

reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Fixed-Income Funds

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Unconstrained Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Real Return Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to waive 11 basis points of management fees effective February 1, 2018 and also has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Strategic Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The

26	JUNE 30, 2018

Janus Henderson Government Money Market Fund

Additional Information (unaudited)

Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson International Small Cap Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson All Asset Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees

Janus Investment Fund	27

Janus Henderson Government Money Market Fund

Additional Information (unaudited)

also noted that Janus Capital has contractually agreed to limit the Fund’s total expenses effective June 5, 2017.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Research Fund, the Trustees noted that, although the Fund’s total expenses were equal to or exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective February 1, 2017.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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Janus Henderson Government Money Market Fund

Additional Information (unaudited)

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Select Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group averages for all share classes.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Janus Aspen Series

• For Janus Henderson Balanced Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Global Allocation Portfolio - Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Technology Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Unconstrained Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Overseas Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

Janus Investment Fund	29

Janus Henderson Government Money Market Fund

Additional Information (unaudited)

• For Janus Henderson Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for its sole share class.

The Trustees reviewed information on the overall profitability to Janus Capital and its affiliates of their relationship with the Funds, and considered profitability data of other fund managers. The Trustees also considered the financial information, estimated profitability and corporate structure of Janus Capital’s parent company before and after the Transaction. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. The Trustees also noted that the Trustees’ independent fee consultant reviewed the overall profitability of Janus Capital’s parent company prior to the Transaction, and the independent fee consultant found that, while assessing the reasonableness of Fund expenses in light of such profits was dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons were limited in accuracy by differences in complex size, business mix, institutional account orientation and other factors, after accepting these limitations, the level of profit earned by Janus Capital’s parent company was reasonable. In this regard, the independent consultant concluded that the profitability of Janus Capital’s parent company did not show excess nor did it show any insufficiency that could limit the ability to invest the resources needed to drive strong future investment performance on behalf of the Funds.

Additionally, the Trustees considered the estimated profitability to Janus Capital from the investment management services it provided to each Fund. The Trustees also considered such estimated profitability taking into account the impact of the Transaction on Janus Capital’s expense structure on a pro forma basis. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Fund is necessarily a product of the allocation methodology utilized by Janus Capital to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant concluded that (1) the expense allocation methodology utilized by Janus Capital was reasonable and (2) the estimated profitability to Janus Capital from the investment management services it provided to each Fund was reasonable, including after taking into account the impact of the Transaction on Janus Capital’s expense structure on a pro forma basis. The Trustees also considered that the estimated profitability for an individual Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that Janus Capital’s estimated profitability with respect to each Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Funds was not a material factor in the Board’s approval of the reasonableness of any Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that each Fund’s total expenses were reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted their independent fee consultant’s analysis of economies of scale in prior years. They also noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 86% of these Funds’ share classes have contractual management fees (gross of waivers) below their Broadridge expense group averages. They also noted that for those Funds whose expenses are being reduced by the contractual expense limitations of Janus

30	JUNE 30, 2018

Janus Henderson Government Money Market Fund

Additional Information (unaudited)

Capital, Janus Capital is subsidizing certain of these Funds because they have not reached adequate scale. Moreover, as the assets of some of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

The independent fee consultant concluded that, given the limitations of various analytical approaches to economies of scale it had considered in prior years, and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus complex. The independent consultant concluded that (1) to the extent there were economies of scale at Janus Capital, Janus Capital’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Funds, Janus Capital appeared to be investing to increase the likelihood that these Funds will grow to a level to achieve any scale economies that may exist. Further, the independent fee consultant provided its belief that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Funds from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and/or the subadvisers benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Fund could attract other business to Janus Capital, the subadvisers or other Janus funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Funds.

Janus Investment Fund	31

Janus Henderson Government Money Market Fund

Useful Information About Your Fund Report (unaudited)

Performance Overviews

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

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Janus Henderson Government Money Market Fund

Useful Information About Your Fund Report (unaudited)

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

Janus Investment Fund	33

Janus Henderson Government Money Market Fund

Trustees and Officers (unaudited)

The Fund’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Fund’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Fund’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Fund’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Aspen Series. Collectively, these two registered investment companies consist of 61 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Fund may also be officers and/or directors of Janus Capital. Except as otherwise disclosed, Fund officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer, as authorized by the Trustees.

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Janus Henderson Government Money Market Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Managing Partner, Impact Investments, Athena Capital Advisors LLC (independent registered investment advisor) (since 2016) and Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations). Formerly, Chief Executive Officer, Imprint Capital (impact investment firm) (2013-2015) and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	61

Director of Mutual Fund Directors Forum (a non-profit organization serving independent directors of U.S. mutual funds), Chairman of the Board and Trustee of The Investment Fund for Foundations Investment Program (TIP) (consisting of 2 funds), and Director of the F.B. Heron Foundation (a private grantmaking foundation).

Janus Investment Fund	35

Janus Henderson Government Money Market Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Trustee	1/13-Present	Executive Vice President, Institutional Markets, of Black Creek Group (private equity real estate investment management firm) (since 2012). Formerly, Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	61

Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of MotiveQuest LLC (strategic social market research company) (2003-2016); Director of Nuveen Global Investors LLC (2007-2011); Director of Communities in Schools (2004-2010); and Director of Mutual Fund Education Alliance (until 2010).

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Janus Henderson Government Money Market Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Managing Member and Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Venture Partner for The Edgewater Funds (a middle market private equity firm) (2002-2004); Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000); and Chief Investment Officer of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	61

Advisory Board Member, Innovate Partners Emerging Growth and Equity Fund I (early stage venture capital fund) (since 2014) and Managing Trustee of National Retirement Partners Liquidating Trust (since 2013). Formerly, Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013); Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009); Director of RemedyTemp, Inc. (temporary help services company) (1996-2006); and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

Janus Investment Fund	37

Janus Henderson Government Money Market Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	6/16-Present	Founder, Daraja Capital (advisory and investment firm) (since 2016), and Senior Advisor, Albright Stonebridge Group LLC (global strategy firm) (since 2016). Formerly, Senior Vice President (2011-2015), Albright Stonebridge Group LLC; and Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	61	Director of Brightwood Capital Advisors, LLC (since 2014).
Gary A. Poliner 151 Detroit Street Denver, CO 80206 DOB: 1953	Trustee	6/16-Present	Retired. Formerly, President (2010-2013) of Northwestern Mutual Life Insurance Company.	61

Director of MGIC Investment Corporation (private mortgage insurance) (since 2013) and West Bend Mutual Insurance Company (property/casualty insurance) (since 2013). Formerly, Trustee of Northwestern Mutual Life Insurance Company (2010-2013); and Director of Frank Russell Company (global asset management firm) (2008-2013).

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Janus Henderson Government Money Market Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
James T. Rothe 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	1/97-Present	Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Co-founder and Managing Director of Roaring Fork Capital SBIC, L.P. (SBA SBIC fund focusing on private investment in public equity firms) (2004-2014), Professor of Business of the University of Colorado (2002-2004), and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	61	Formerly, Director of Red Robin Gourmet Burgers, Inc. (RRGB) (2004- 2014).
William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	6/84-Present	Retired. Formerly, President and founder of HPS Products and Corporate Vice President of MKS Instruments, Boulder, CO (a provider of advanced process control systems for the semiconductor industry) (1976-2012).	61	None

Janus Investment Fund	39

Janus Henderson Government Money Market Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Diane L. Wallace 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	6/17-Present	Retired.	61

Formerly, Independent Trustee, Henderson Global Funds (13 portfolios) (2015-2017); Independent Trustee, State Farm Associates' Funds Trust, State Farm Mutual Fund Trust, and State Farm Variable Product Trust (28 portfolios) (2013-2017). Chief Operating Officer, Senior Vice President-Operations, and Chief Financial Officer for Driehaus Capital Management, LLC (1988-2006); and Treasurer of Driehaus Mutual Funds (1996-2002).

40	JUNE 30, 2018

Janus Henderson Government Money Market Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	61

Director of Chicago Community Trust (Regional Community Foundation), Chicago Council on Global Affairs, InnerWorkings (U.S. provider of print procurement solutions to corporate clients), Lurie Children’s Hospital (Chicago, IL), Shirley Ryan Ability Lab and Wrapports, LLC (digital communications company). Formerly, Director of Walmart (until 2017); Director of Chicago Convention & Tourism Bureau (until 2014); and The Field Museum of Natural History (Chicago, IL) (until 2014).

Janus Investment Fund	41

Janus Henderson Government Money Market Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
David Spilsted 151 Detroit Street Denver, CO 80206 DOB: 1963	Executive Vice President and Co-Portfolio Manager Janus Henderson Government Money Market Fund	7/17-Present	Portfolio Manager for other Janus Henderson accounts and Analyst for Janus Capital.
Garrett Strum 151 Detroit Street Denver, CO 80206 DOB: 1981	Executive Vice President and Co-Portfolio Manager Janus Henderson Government Money Market Fund	5/17-Present	Portfolio Manager for other Janus Henderson accounts and Analyst for Janus Capital.
Bruce L. Koepfgen 151 Detroit Street Denver, CO 80206 DOB: 1952	President and Chief Executive Officer	7/14-Present

Head of North America at Janus Henderson Investors and Janus Capital Management LLC (since 2017); Executive Vice President and Director of Janus International Holding LLC (since 2011); Executive Vice President of Janus Distributors LLC (since 2011); Vice President and Director of Intech Investment Management LLC (since 2011); Executive Vice President and Director of Perkins Investment Management LLC (since 2011); and Executive Vice President and Director of Janus Management Holdings Corporation (since 2011). Formerly, President of Janus Capital Group Inc. and Janus Capital Management LLC (2013-2017); Executive Vice President of Janus Services LLC (2011-2015), Janus Capital Group Inc. and Janus Capital Management LLC (2011-2013); and Chief Financial Officer of Janus Capital Group Inc., Janus Capital Management LLC, Janus Distributors LLC, Janus Management Holdings Corporation, and Janus Services LLC (2011-2013).

42	JUNE 30, 2018

Janus Henderson Government Money Market Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Susan K. Wold 151 Detroit Street Denver, CO 80206 DOB: 1960	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	9/17-Present

Senior Vice President and Head of Compliance, North America for Janus Henderson (since September 2017); Formerly, Vice President, Head of Global Corporate Compliance, and Chief Compliance Officer for Janus
Capital Management LLC (May 2017- September 2017); Vice President, Compliance at Janus Capital Group Inc. and Janus Capital Management LLC
(2005-2017).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital and Janus Services LLC.
Kathryn L. Santoro 151 Detroit Street Denver, CO 80206 DOB: 1974	Vice President, Chief Legal Counsel, and Secretary	12/16-Present

Vice President of Janus Capital and Janus Services LLC (since 2016). Formerly, Vice President and Associate Counsel of Curian Capital, LLC and Curian Clearing LLC (2013-2016); and General Counsel and Secretary (2011-2012) and Vice President (2009-2012) of Old Mutual Capital, Inc.

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

Janus Investment Fund	43

Janus Henderson Government Money Market Fund

Notes

NotesPage1

44	JUNE 30, 2018

Janus Henderson Government Money Market Fund

Notes

NotesPage1

Janus Investment Fund	45

Knowledge. Shared

At Janus Henderson, we believe in the sharing of expert insight for better investment and business decisions. We call this ethos Knowledge. Shared.

Learn more by visiting janushenderson.com.

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson, Janus, Henderson, Perkins, Intech and Henderson Geneva are trademarks or registered trademarks of Janus Henderson Investors. © Janus Henderson Investors. The name Janus Henderson Investors includes HGI Group Limited, Henderson Global Investors (Brand Management) Sarl and Janus International Holding LLC.

Funds distributed by Janus Henderson Distributors

125-02-93025 08-18

ANNUAL REPORT June 30, 2018

Janus Henderson High-Yield Fund

Janus Investment Fund

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson High-Yield Fund

Janus Henderson High-Yield Fund (unaudited)

FUND SNAPSHOT

We believe a bottom-up, fundamentally driven investment process that is focused on free cash flow and confirming management intentions to transform and improve balance sheets can generate risk-adjusted outperformance over time. Through our comprehensive global research process and dynamic approach to managing through the credit cycle, we seek to deliver a less volatile client experience within the high-yield asset class over full market cycles.

Seth Meyer co-portfolio manager	Darrell Watters co-portfolio manager

PERFORMANCE OVERVIEW

During the one-year period ended June 30, 2018, Janus Henderson High-Yield Fund’s Class I Shares returned 2.01% compared with a 2.62% return for the Fund’s benchmark, the Bloomberg Barclays U.S. Corporate High-Yield Bond Index.

MARKET ENVIRONMENT

The period began with generally solid corporate earnings and the economy humming along at its slow, but steady, pace. Corporate credit spreads gradually compressed. The passage of U.S. tax reform and optimism around its potential to provide tailwinds for the U.S. economy helped high-yield corporate credit spreads reach cycle tights early in the new year. However, volatility returned to markets in February, stemming in large part from concerns that the Federal Reserve (Fed) may increase interest rates at a faster-than-projected pace. Investors also grappled with geopolitical risks, including the increasing likelihood – and eventual approval – of a populist government in Italy. Escalating trade tensions between the U.S. and China caused further volatility. Despite these market gyrations, high-yield spreads ended roughly where they began.

The Fed raised its benchmark rate three times over the course of the period, reflecting near-term confidence in the U.S. economy. However, stable long-term expectations contributed to a flatter yield curve. The yield on the 5-year Treasury note closed June at 2.74%, up from 1.89% a year prior.

PERFORMANCE DISCUSSION

The Fund underperformed its benchmark, the Bloomberg Barclays U.S. Corporate High-Yield Bond Index.

We transitioned to a more conservative stance over the period. We remain concerned with rich valuations and an active Fed. We are also mindful of recent weakness in emerging markets and investment-grade corporate credit, which we expect to eventually influence high yield. As the period progressed, we increased emphasis on liquid names and reduced our exposure to the lower tiers of high-yield corporate credit. We added to our asset-backed securities (ABS) allocation to diversify our spread product exposure. We also increased our allocations in convertible bonds and common stock, which positions us to participate in risk market upside while maintaining liquidity.

Our asset allocation decisions proved beneficial over the period. Our convertible bond exposure was particularly accretive, largely due to a position in Microchip Technology. The semiconductor company benefited from strong demand for its microcontroller units over the period and positive sentiment around its acquisition of semiconductor solutions company Microsemi. Late in the period, China granted antitrust approval of the merger and the acquisition – which provides Microchip with an expanded product lineup and access to the aerospace and defense markets – was finalized. While we view the company as a best-in-class operator, we sold our positions on strength.

Also at the individual level, positioning in Golden Nugget, a subsidiary of Landry’s Inc., aided relative performance. Negative sentiment surrounded the dining, hospitality and gaming company after owner Tilman Fertitta utilized the company’s capital structure to purchase the Houston Rockets early in the period. The landfall of back-to-back hurricanes in the U.S. which impacted areas the company is significantly exposed to further weighed on sentiment. We took advantage of the dislocation and added to our position at very attractive levels. Our overweight position supported relative performance, as the company’s fundamentals have since been strong, aided by solid same-store sales. A new hotel tower at its Lake Charles, Louisiana resort also helped drive gaming revenues higher.

Janus Investment Fund	1

Janus Henderson High-Yield Fund (unaudited)

Our overweight position in Valeant Pharmaceuticals also contributed. The company has seen a rebound in organic growth, largely driven by its Salix Pharmaceuticals subsidiary, and increased its forward-looking revenue guidance. The company is also in the process of rebranding itself as Bausch Health Companies – a name that stems from its well-known Bausch & Lomb eye products line – in an indication that management believes the majority of the company’s legacy issues are behind it.

Unfortunately, challenges surfaced in other holdings and contributed to the Fund’s relative underperformance. A position in American Tire Distributors (ATD) detracted most from relative results. Negative sentiment surrounded the tire distributor when Goodyear Tire and Rubber Company decided to end its direct supply relationship with ATD. While we trimmed our exposure, our fundamental research led us to believe that ATD was viewed as a valued partner, and that the risk of additional tire manufacturers cutting ties was minimal. However, late in the period, Bridgestone announced that it was also pulling its volumes. Spreads widened significantly under the probability that ATD will file for bankruptcy and miss its upcoming coupon payment. We exited the position.

An out-of-index position in Eletson Holdings also weighed on performance. We expected the shipping company, which transports oil and gas products, to benefit from a tighter shipping market and the world’s growing demand for oil. However, a number of oil-rich countries had intentionally drawn on inventories during the first half of the period, reducing the movement of product from port to port. While our first lien position was sufficiently backed by Eletson’s ships, we were concerned with the company’s near-term liquidity and exited the position.

Our exposure to commercial mortgage-backed securities (CMBS) also detracted, largely due to a position collateralized by Destiny USA, a super-regional shopping and entertainment complex in Syracuse, New York. The hardships in traditional brick-and-mortar retail and negative sentiment in the mall sector resulted in pricing/liquidity challenges during the period. We continue to like the position, which is backed by the sixth-largest shopping center in the U.S. Fundamentals remain attractive, with robust visitation and strong sales per square foot, and we anticipate our position to benefit when the sponsor refinances next year.

DERIVATIVES USAGE

Please see the Derivative Instruments section in the “Notes to Financial Statements” for a discussion of derivatives used by the Fund.

OUTLOOK

We have witnessed more prudent balance sheet management from high-yield issuers and improving credit metrics relative to the recent past. Issuance is also shrinking, as those entities that are raising capital are often issuing leveraged loans instead of fixed-rate bonds (or some combination thereof). Both fundamentals and technicals are supporting high-yield valuations, but we are growing increasingly more cautious.

Worldwide GDP growth is likely near its peak. The Fed is delivering on rate hikes and draining liquidity from the system. And valuations remain near the tightest levels of this credit cycle. We believe the end of the credit cycle is closer than the beginning. While high yield is unlikely to be the source of the next correction, we are mindful that the asset class will sell off – simply because it’s a risk asset – if the economy rolls or if some geopolitical risk shifts the investor mindset.

We intend to maintain a more conservative stance, but we will maintain our equity and convertible exposure for upside potential, if risk markets perform well. We will continue to focus on liquid issuers with free-cash-flow generative business models, in the higher-rated tiers of the high-yield market. Our analysts are also seeking companies with transformational balance sheet stories and the potential to generate outperformance regardless of the broader market environment as they progress through an upgrade cycle. Given the asymmetric risk at this point of the credit cycle, we believe security avoidance is as important as security selection. Our approach reflects our objective of delivering a less-volatile client experience within the high-yield asset class.

Thank you for your investment in Janus Henderson High-Yield Fund.

2	JUNE 30, 2018

Janus Henderson High-Yield Fund (unaudited)

Fund At A Glance

June 30, 2018

Fund Profile
30-day Current Yield*	Without Reimbursement	With Reimbursement
Class A Shares NAV	5.08%	5.08%
Class A Shares MOP	4.83%	4.83%
Class C Shares**	4.35%	4.35%
Class D Shares	5.29%	5.29%
Class I Shares	5.47%	5.47%
Class N Shares	5.46%	5.46%
Class R Shares	4.47%	4.47%
Class S Shares	4.80%	4.80%
Class T Shares	5.20%	5.20%
Weighted Average Maturity		6.5 Years
Average Effective Duration***		4.1 Years
* Yield will fluctuate.
** Does not include the 1.00% contingent deferred sales charge.
*** A theoretical measure of price volatility.

Ratings† Summary - (% of Total Investments)
BBB	5.2%
BB	28.5%
B	47.6%
CCC	11.6%
Not Rated	2.9%
Other	4.2%

† Credit ratings provided by Standard & Poor's (S&P), an independent credit rating agency. Credit ratings range from AAA (highest) to D (lowest) based on S&P's measures. Further information on S&P's rating methodology may be found at www.standardandpoors.com. Other rating agencies may rate the same securities differently. Ratings are relative and subjective and are not absolute standards of quality. Credit quality does not remove market risk and is subject to change. "Not Rated" securities are not rated by S&P, but may be rated by other rating agencies and do not necessarily indicate low quality. "Other" includes cash equivalents, equity securities, and certain derivative instruments.

Significant Areas of Investment - (% of Net Assets)

Asset Allocation - (% of Net Assets)
Corporate Bonds	87.6%
Investment Companies	5.0%
Asset-Backed/Commercial Mortgage-Backed Securities	4.6%
Bank Loans and Mezzanine Loans	2.1%
Common Stocks	1.8%
Other	(1.1)%
100.0%

Janus Investment Fund	3

Janus Henderson High-Yield Fund (unaudited)

Performance

See important disclosures on the next page.

					Expense Ratios -
Average Annual Total Return - for the periods ended June 30, 2018					per the October 27, 2017 prospectuses
	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses
Class A Shares at NAV	1.58%	4.49%	7.09%	7.18%	1.00%
Class A Shares at MOP	-3.20%	3.47%	6.57%	6.95%
Class C Shares at NAV	0.92%	3.78%	6.37%	6.43%	1.71%
Class C Shares at CDSC	-0.04%	3.78%	6.37%	6.43%
Class D Shares(1)	1.82%	4.72%	7.31%	7.30%	0.77%
Class I Shares	2.01%	4.80%	7.23%	7.26%	0.67%
Class N Shares	1.98%	4.88%	7.23%	7.26%	0.62%
Class R Shares	1.28%	4.09%	6.68%	6.72%	1.38%
Class S Shares	1.44%	4.34%	6.95%	6.98%	1.12%
Class T Shares	1.73%	4.63%	7.23%	7.26%	0.87%
Bloomberg Barclays U.S. Corporate High-Yield Bond Index	2.62%	5.51%	8.19%	7.07%
Morningstar Quartile - Class T Shares	3rd	2nd	2nd	1st
Morningstar Ranking - based on total returns for High Yield Bond Funds	433/707	249/589	130/467	16/194

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 4.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Performance may be affected by risks that include those associated with non-diversification, portfolio turnover, short sales, potential conflicts of interest, foreign and emerging markets, initial public offerings (IPOs), high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), derivatives, and commodity-linked investments. Each product

4	JUNE 30, 2018

Janus Henderson High-Yield Fund (unaudited)

Performance

has different risks. Please see the prospectus for more information about risks, holdings and other details.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

See Financial Highlights for actual expense ratios during the reporting period.

Class A Shares, Class C Shares, Class R Shares, and Class S Shares commenced operations on July 6, 2009. Performance shown for each class for periods prior to July 6, 2009, reflects the performance of the Fund's Class J Shares, the initial share class (renamed Class T Shares effective February 16, 2010), calculated using the fees and expenses of each respective share class, without the effect of any fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010. Performance shown for periods prior to February 16, 2010, reflects the performance of the Fund's former Class J Shares, calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Class I Shares of the Fund commenced operations on July 6, 2009. Performance shown for periods prior to July 6, 2009, reflects the performance of the Fund's former Class J Shares, calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers.

Class N Shares of the Fund commenced operations on May 31, 2012. Performance shown for periods prior to May 31, 2012, reflects the performance of the Fund's Class T Shares, calculated using the fees and expenses of Class T Shares, net of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return or yield, and therefore the ranking for the period.

© 2018 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

*The Fund’s inception date – December 29, 1995

(1) Closed to certain new investors.

Janus Investment Fund	5

Janus Henderson High-Yield Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (1/1/18)	Ending Account Value (6/30/18)	Expenses Paid During Period (1/1/18 - 6/30/18)†	Beginning Account Value (1/1/18)	Ending Account Value (6/30/18)	Expenses Paid During Period (1/1/18 - 6/30/18)†	Net Annualized Expense Ratio (1/1/18 - 6/30/18)
Class A Shares	$1,000.00	$992.60	$5.24	$1,000.00	$1,019.54	$5.31	1.06%
Class C Shares	$1,000.00	$989.50	$8.39	$1,000.00	$1,016.36	$8.50	1.70%
Class D Shares	$1,000.00	$993.90	$3.96	$1,000.00	$1,020.83	$4.01	0.80%
Class I Shares	$1,000.00	$995.30	$3.81	$1,000.00	$1,020.98	$3.86	0.77%
Class N Shares	$1,000.00	$994.60	$3.36	$1,000.00	$1,021.42	$3.41	0.68%
Class R Shares	$1,000.00	$991.50	$7.51	$1,000.00	$1,017.26	$7.60	1.52%
Class S Shares	$1,000.00	$991.90	$6.07	$1,000.00	$1,018.70	$6.16	1.23%
Class T Shares	$1,000.00	$993.50	$4.40	$1,000.00	$1,020.38	$4.46	0.89%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

6	JUNE 30, 2018

Janus Henderson High-Yield Fund

Schedule of Investments

June 30, 2018

Shares or Principal Amounts		Value
Asset-Backed/Commercial Mortgage-Backed Securities – 4.6%
Applebee's Funding LLC / IHOP Funding LLC, 4.2770%, 9/5/44 (144A)	$8,363,798	$8,295,581
BX Trust 2018-GW MZ,
ICE LIBOR USD 1 Month + 5.4879%, 7.5613%, 5/15/37 (144A)‡	3,764,000	3,613,639
Caesars Palace Las Vegas Trust 2017-VICI, 4.4991%, 10/15/34 (144A)‡	13,751,000	13,497,496
ECAF I Ltd, 5.8020%, 6/15/40 (144A)	5,555,636	5,574,929
Icon Brand Holdings LLC, 4.2290%, 1/25/43 (144A)	6,915,711	6,525,231
JP Morgan Chase Commercial Mortgage Securities Trust 2010-C2,
3.3920%, 11/15/43 (144A)	9,576,404	8,742,249
JP Morgan Chase Commercial Mortgage Securities Trust 2014-DSTY,
3.9314%, 6/10/27 (144A)‡	10,743,000	7,727,408
Santander Prime Auto Issuance Notes Trust 2018-A, 6.8000%, 9/15/25 (144A)	6,678,322	6,717,651
Sapphire Aviation Finance I Ltd, 7.3850%, 3/15/40	2,602,607	2,615,672
S-Jets 2017-1 Ltd, 5.6820%, 8/15/42 (144A)	2,353,556	2,363,231
Wachovia Bank Commercial Mortgage Trust Series 2007-C30, 5.5130%, 12/15/43‡	3,927,896	3,700,172
Total Asset-Backed/Commercial Mortgage-Backed Securities (cost $71,274,625)		69,373,259
Bank Loans and Mezzanine Loans – 2.1%
Basic Industry – 0.5%
Aleris International Inc, ICE LIBOR USD 3 Month + 4.7500%, 0%, 2/27/23(a),‡	7,932,714	7,855,846
Communications – 0.2%
Level 3 Parent LLC, ICE LIBOR USD 3 Month + 2.2500%, 3.6959%, 2/22/24‡	3,884,000	3,869,435
Consumer Cyclical – 0.2%
Stars Group Holdings BV, ICE LIBOR USD 3 Month + 3.5000%, 5.8592%, 7/29/25‡	2,425,000	2,412,875
Electric – 0.5%
NRG Energy Inc, ICE LIBOR USD 3 Month + 1.7500%, 4.0844%, 6/30/23‡	8,019,932	7,962,830
Energy – 0.7%
Chesapeake Energy Corp, ICE LIBOR USD 3 Month + 7.5000%, 9.5935%, 8/23/21‡	10,122,000	10,579,616
Total Bank Loans and Mezzanine Loans (cost $32,470,165)		32,680,602
Corporate Bonds – 87.6%
Banking – 0.3%
Intesa Sanpaolo SpA, 5.0170%, 6/26/24 (144A)	4,338,000	3,935,934
Basic Industry – 8.4%
Allegheny Technologies Inc, 5.9500%, 1/15/21	2,485,000	2,497,425
Allegheny Technologies Inc, 7.8750%, 8/15/23	17,417,000	18,745,046
CF Industries Inc, 4.9500%, 6/1/43	9,887,000	8,323,668
CF Industries Inc, 5.3750%, 3/15/44	4,646,000	4,100,095
Ferroglobe PLC / Globe Specialty Metals Inc, 9.3750%, 3/1/22 (144A)	12,295,000	12,725,325
First Quantum Minerals Ltd, 7.2500%, 5/15/22 (144A)	7,690,000	7,766,900
First Quantum Minerals Ltd, 7.2500%, 4/1/23 (144A)	10,955,000	10,955,200
First Quantum Minerals Ltd, 6.8750%, 3/1/26 (144A)	4,700,000	4,500,250
Freeport-McMoRan Inc, 4.5500%, 11/14/24	16,781,000	15,941,950
Freeport-McMoRan Inc, 5.4500%, 3/15/43	5,029,000	4,411,439
GCP Applied Technologies Inc, 5.5000%, 4/15/26 (144A)	5,232,000	5,140,440
HB Fuller Co, 4.0000%, 2/15/27	3,581,000	3,213,948
Hudbay Minerals Inc, 7.6250%, 1/15/25 (144A)	9,274,000	9,714,515
Novelis Corp, 6.2500%, 8/15/24 (144A)	2,504,000	2,504,000
Novelis Corp, 5.8750%, 9/30/26 (144A)	4,865,000	4,658,238
Platform Specialty Products Corp, 6.5000%, 2/1/22 (144A)	9,680,000	9,849,400
Teck Resources Ltd, 8.5000%, 6/1/24 (144A)	2,925,000	3,206,531
		128,254,370
Biotechnology – 0.3%
Insmed Inc, 1.7500%, 1/15/25	5,416,000	4,971,888
Brokerage – 0.4%
Hunt Cos Inc, 6.2500%, 2/15/26 (144A)	5,646,000	5,264,895
Capital Goods – 9.4%
American Builders & Contractors Supply Co Inc, 5.8750%, 5/15/26 (144A)	4,036,000	3,970,415
Arconic Inc, 5.9500%, 2/1/37	9,691,000	9,351,815

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	7

Janus Henderson High-Yield Fund

Schedule of Investments

June 30, 2018

Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Capital Goods – (continued)
ARD Finance SA, 7.1250%, 9/15/23	$13,511,095	$13,544,873
Ardagh Packaging Finance PLC / Ardagh Holdings USA Inc,
7.2500%, 5/15/24 (144A)	17,203,000	17,891,120
Ball Corp, 5.2500%, 7/1/25	7,176,000	7,319,520
Beacon Roofing Supply Inc, 4.8750%, 11/1/25 (144A)	7,413,000	6,857,025
BWX Technologies Inc, 5.3750%, 7/15/26 (144A)	3,520,000	3,564,000
Crown Americas LLC / Crown Americas Capital Corp VI, 4.7500%, 2/1/26 (144A)	5,013,000	4,762,350
Herc Rentals Inc, 7.5000%, 6/1/22 (144A)	9,380,000	9,919,350
Leonardo US Holdings Inc, 6.2500%, 1/15/40 (144A)	428,000	462,240
OI European Group BV, 4.0000%, 3/15/23 (144A)	6,846,000	6,383,895
Reynolds Group Issuer Inc / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu,
7.0000%, 7/15/24 (144A)	17,296,000	17,663,540
Ritchie Bros Auctioneers Inc, 5.3750%, 1/15/25 (144A)	6,137,000	5,952,890
Summit Materials LLC / Summit Materials Finance Corp, 8.5000%, 4/15/22	13,455,000	14,415,014
Summit Materials LLC / Summit Materials Finance Corp,
5.1250%, 6/1/25 (144A)	4,830,000	4,540,200
Zekelman Industries Inc, 9.8750%, 6/15/23 (144A)	15,281,000	16,732,695
		143,330,942
Communications – 17.1%
Altice Finco SA, 7.6250%, 2/15/25 (144A)	6,298,000	5,620,965
Altice France SA/France, 6.0000%, 5/15/22 (144A)	4,791,000	4,820,944
Altice France SA/France, 6.2500%, 5/15/24 (144A)	1,757,000	1,706,486
Altice France SA/France, 7.3750%, 5/1/26 (144A)	6,956,000	6,800,881
Altice Luxembourg SA, 7.7500%, 5/15/22 (144A)	8,258,000	7,989,615
Altice Luxembourg SA, 7.6250%, 2/15/25 (144A)	4,933,000	4,538,360
AMC Networks Inc, 4.7500%, 8/1/25	3,524,000	3,387,480
Block Communications Inc, 6.8750%, 2/15/25 (144A)	10,639,000	10,612,402
Cablevision Systems Corp, 5.8750%, 9/15/22	12,352,000	12,259,360
CCO Holdings LLC / CCO Holdings Capital Corp, 5.3750%, 5/1/25 (144A)	4,811,000	4,654,643
CCO Holdings LLC / CCO Holdings Capital Corp, 5.1250%, 5/1/27 (144A)	16,445,000	15,355,519
CCO Holdings LLC / CCO Holdings Capital Corp, 5.0000%, 2/1/28 (144A)	7,666,000	7,014,390
CenturyLink Inc, 6.7500%, 12/1/23	5,657,000	5,685,285
CenturyLink Inc, 7.5000%, 4/1/24	8,442,000	8,674,155
Cequel Communications Holdings I LLC / Cequel Capital Corp,
7.7500%, 7/15/25 (144A)	9,272,000	9,689,240
Clear Channel Worldwide Holdings Inc, 6.5000%, 11/15/22	7,840,000	7,996,800
CSC Holdings LLC, 10.1250%, 1/15/23 (144A)	12,488,000	13,768,020
CSC Holdings LLC, 5.3750%, 2/1/28 (144A)	5,898,000	5,455,650
DISH DBS Corp, 5.0000%, 3/15/23	7,050,000	6,115,875
Frontier Communications Corp, 8.5000%, 4/1/26 (144A)	3,206,000	3,093,790
Gray Television Inc, 5.1250%, 10/15/24 (144A)	4,575,000	4,369,125
Gray Television Inc, 5.8750%, 7/15/26 (144A)	4,661,000	4,433,776
Intelsat Jackson Holdings SA, 5.5000%, 8/1/23	8,073,000	7,243,096
Intelsat Jackson Holdings SA, 8.0000%, 2/15/24 (144A)	4,859,000	5,101,950
Level 3 Financing Inc, 5.1250%, 5/1/23	6,885,000	6,747,300
Level 3 Financing Inc, 5.2500%, 3/15/26	1,769,000	1,682,496
Lions Gate Capital Holdings LLC, 5.8750%, 11/1/24 (144A)	13,562,000	13,727,321
McGraw-Hill Global Education Holdings LLC / McGraw-Hill Global Education Finance,
7.8750%, 5/15/24 (144A)	4,385,000	4,056,125
Netflix Inc, 5.7500%, 3/1/24	2,486,000	2,554,365
Netflix Inc, 4.3750%, 11/15/26	2,541,000	2,375,327
Netflix Inc, 4.8750%, 4/15/28 (144A)	4,838,000	4,611,436
Nexstar Broadcasting Inc, 5.6250%, 8/1/24 (144A)	7,417,000	7,148,134
Salem Media Group Inc, 6.7500%, 6/1/24 (144A)	929,000	843,068
Sprint Corp, 7.1250%, 6/15/24	19,323,000	19,508,308
Telenet Finance Luxembourg Notes Sarl, 5.5000%, 3/1/28 (144A)	8,600,000	7,826,000
Townsquare Media Inc, 6.5000%, 4/1/23 (144A)	5,357,000	4,821,300
Unitymedia GmbH, 6.1250%, 1/15/25 (144A)	9,194,000	9,469,820

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	JUNE 30, 2018

Janus Henderson High-Yield Fund

Schedule of Investments

June 30, 2018

Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Communications – (continued)
Zayo Group LLC / Zayo Capital Inc, 5.7500%, 1/15/27 (144A)	$9,024,000	$8,866,080
		260,624,887
Consumer Cyclical – 14.1%
AMC Entertainment Holdings Inc, 5.8750%, 2/15/22	2,990,000	3,042,325
American Axle & Manufacturing Inc, 6.2500%, 4/1/25	3,742,000	3,713,935
Ashton Woods USA LLC / Ashton Woods Finance Co, 6.8750%, 2/15/21 (144A)	3,424,000	3,441,120
Brinker International Inc, 5.0000%, 10/1/24 (144A)	5,077,000	4,899,305
CCM Merger Inc, 6.0000%, 3/15/22 (144A)	4,184,000	4,258,475
Century Communities Inc, 6.8750%, 5/15/22	14,129,000	14,458,206
Crescent Communities LLC/Crescent Ventures Inc, 8.8750%, 10/15/21 (144A)	2,504,000	2,641,720
Delphi Technologies PLC, 5.0000%, 10/1/25 (144A)	9,968,000	9,506,980
Downstream Development Authority of the Quapaw Tribe of Oklahoma,
10.5000%, 2/15/23 (144A)§	2,231,000	2,275,620
Eldorado Resorts Inc, 6.0000%, 4/1/25	4,862,000	4,868,078
GLP Capital LP / GLP Financing II Inc, 5.3750%, 11/1/23	4,036,000	4,121,765
GLP Capital LP / GLP Financing II Inc, 5.3750%, 4/15/26	3,940,000	3,900,600
Golden Nugget Inc, 6.7500%, 10/15/24 (144A)	7,322,000	7,323,318
Golden Nugget Inc, 8.7500%, 10/1/25 (144A)	27,127,000	27,869,576
Jack Ohio Finance LLC / Jack Ohio Finance 1 Corp, 6.7500%, 11/15/21 (144A)	7,101,000	7,314,030
Jack Ohio Finance LLC / Jack Ohio Finance 1 Corp, 10.2500%, 11/15/22 (144A)	9,052,000	9,798,790
Jacobs Entertainment Inc, 7.8750%, 2/1/24 (144A)	17,271,000	18,048,195
JC Penney Corp Inc, 8.1250%, 10/1/19	494,000	510,055
JC Penney Corp Inc, 5.8750%, 7/1/23 (144A)	6,149,000	5,764,687
L Brands Inc, 5.2500%, 2/1/28	9,568,000	8,503,560
M/I Homes Inc, 5.6250%, 8/1/25	3,953,000	3,696,055
Merlin Entertainments PLC, 5.7500%, 6/15/26 (144A)	3,549,000	3,602,590
MGM Growth Properties Operating Partnership LP / MGP Finance Co-Issuer Inc,
5.6250%, 5/1/24	3,950,000	3,999,375
MGM Resorts International, 5.7500%, 6/15/25	5,922,000	5,914,597
New Home Co Inc, 7.2500%, 4/1/22	4,078,000	4,194,549
Scientific Games International Inc, 10.0000%, 12/1/22	7,196,000	7,663,740
Six Flags Entertainment Corp, 4.8750%, 7/31/24 (144A)	2,829,000	2,748,939
Six Flags Entertainment Corp, 5.5000%, 4/15/27 (144A)	1,063,000	1,032,130
Staples Inc, 8.5000%, 9/15/25 (144A)	5,324,000	4,964,630
Stars Group Holdings BV / Stars Group US Co-Borrower LLC,
7.0000%, 7/15/26 (144A)	5,239,000	5,239,000
Weekley Homes LLC / Weekley Finance Corp, 6.6250%, 8/15/25 (144A)	8,905,000	8,437,487
William Lyon Homes Inc, 6.0000%, 9/1/23 (144A)	3,122,000	3,082,070
Wyndham Destinations Inc, 4.1500%, 4/1/24	3,188,000	3,136,195
Wyndham Destinations Inc, 5.1000%, 10/1/25	4,833,000	4,947,784
Wyndham Destinations Inc, 4.5000%, 4/1/27	6,230,000	6,074,250
		214,993,731
Consumer Non-Cyclical – 18.0%
Air Medical Group Holdings Inc, 6.3750%, 5/15/23 (144A)	11,299,000	10,508,070
AMAG Pharmaceuticals Inc, 7.8750%, 9/1/23 (144A)	2,050,000	2,174,281
Avantor Inc, 6.0000%, 10/1/24 (144A)	11,807,000	11,679,484
Change Healthcare Holdings LLC / Change Healthcare Finance Inc,
5.7500%, 3/1/25 (144A)	16,647,000	15,749,727
Crimson Merger Sub, Inc, 6.6250%, 5/15/22 (144A)	9,531,000	9,316,552
DJO Finance LLC / DJO Finance Corp, 8.1250%, 6/15/21 (144A)	5,465,000	5,531,673
Dole Food Co Inc, 7.2500%, 6/15/25 (144A)	20,407,000	20,202,930
Endo Dac / Endo Finance LLC / Endo Finco Inc, 6.0000%, 2/1/25 (144A)	5,094,000	3,973,320
Endo Finance LLC, 5.7500%, 1/15/22 (144A)	9,357,000	8,374,515
HCA Inc, 5.3750%, 2/1/25	21,180,000	20,855,946
HCA Inc, 4.5000%, 2/15/27	1,995,000	1,877,794
Horizon Pharma Inc / Horizon Pharma USA Inc, 8.7500%, 11/1/24 (144A)	7,840,000	8,418,200
JBS USA LUX SA / JBS USA Finance Inc, 5.7500%, 6/15/25 (144A)	12,829,000	11,930,970
JBS USA LUX SA / JBS USA Finance Inc, 6.7500%, 2/15/28 (144A)	4,597,000	4,342,786
LifePoint Health Inc, 5.8750%, 12/1/23	7,905,000	7,865,475

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson High-Yield Fund

Schedule of Investments

June 30, 2018

Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Consumer Non-Cyclical – (continued)
Mattel Inc, 6.7500%, 12/31/25 (144A)	$8,385,000	$8,164,894
MPH Acquisition Holdings LLC, 7.1250%, 6/1/24 (144A)	4,055,000	4,156,375
Newell Brands Inc, 5.0000%, 11/15/23	6,191,000	6,325,983
Pilgrim's Pride Corp, 5.8750%, 9/30/27 (144A)	4,450,000	4,127,375
Post Holdings Inc, 5.0000%, 8/15/26 (144A)	14,505,000	13,525,912
Post Holdings Inc, 5.7500%, 3/1/27 (144A)	4,118,000	3,973,870
Simmons Foods Inc, 5.7500%, 11/1/24 (144A)	6,560,000	5,690,800
Surgery Center Holdings Inc, 8.8750%, 4/15/21 (144A)	9,886,000	10,170,222
Surgery Center Holdings Inc, 6.7500%, 7/1/25 (144A)	5,010,000	4,753,238
Tenet Healthcare Corp, 6.7500%, 6/15/23	7,778,000	7,739,110
Teva Pharmaceutical Finance Netherlands III BV, 6.0000%, 4/15/24	5,411,000	5,403,567
Teva Pharmaceutical Finance Netherlands III BV, 3.1500%, 10/1/26	6,043,000	4,855,206
Valeant Pharmaceuticals International, 7.2500%, 7/15/22 (144A)	7,269,000	7,444,619
Valeant Pharmaceuticals International, 9.2500%, 4/1/26 (144A)	7,721,000	8,020,189
Valeant Pharmaceuticals International, 8.5000%, 1/31/27	6,256,000	6,349,840
Valeant Pharmaceuticals International Inc, 6.1250%, 4/15/25 (144A)	18,395,000	16,946,394
Valeant Pharmaceuticals International Inc, 9.0000%, 12/15/25 (144A)	7,535,000	7,817,562
West Street Merger Sub Inc, 6.3750%, 9/1/25 (144A)	5,652,000	5,397,660
		273,664,539
Electric – 0.7%
Calpine Corp, 5.3750%, 1/15/23	2,616,000	2,488,470
Calpine Corp, 5.5000%, 2/1/24	3,065,000	2,815,969
NRG Energy Inc, 6.2500%, 7/15/22	4,634,000	4,768,618
		10,073,057
Energy – 11.6%
Alta Mesa Holdings LP / Alta Mesa Finance Services Corp, 7.8750%, 12/15/24	4,603,000	4,879,180
Antero Resources Corp, 5.6250%, 6/1/23	7,769,000	7,866,112
Bristow Group Inc, 8.7500%, 3/1/23 (144A)	4,502,000	4,400,705
Cheniere Corpus Christi Holdings LLC, 5.1250%, 6/30/27	6,315,000	6,259,744
Chesapeake Energy Corp, 5.7500%, 3/15/23	5,989,000	5,659,605
Chesapeake Energy Corp, 5.5000%, 9/15/26	3,699,000	3,759,238
Continental Resources Inc/OK, 4.5000%, 4/15/23	5,307,000	5,389,008
Energy Transfer Equity LP, 5.8750%, 1/15/24	5,381,000	5,515,525
EnLink Midstream Partners LP, 4.1500%, 6/1/25	8,469,000	7,824,845
Ensco PLC, 7.7500%, 2/1/26	3,263,000	3,082,556
Ensco PLC, 5.7500%, 10/1/44	6,466,000	4,566,613
Genesis Energy LP / Genesis Energy Finance Corp, 6.5000%, 10/1/25	5,058,000	4,855,680
Genesis Energy LP / Genesis Energy Finance Corp, 6.2500%, 5/15/26	3,545,000	3,341,163
Great Western Petroleum LLC / Great Western Finance Corp,
9.0000%, 9/30/21 (144A)	15,605,000	15,995,125
Hess Infrastructure Partners LP / Hess Infrastructure Partners Finance Corp,
5.6250%, 2/15/26 (144A)	5,684,000	5,669,790
HollyFrontier Corp, 5.8750%, 4/1/26	9,867,000	10,632,088
Nabors Industries Inc, 5.7500%, 2/1/25 (144A)	5,624,000	5,314,680
Newfield Exploration Co, 5.3750%, 1/1/26	5,905,000	6,037,862
NGL Energy Partners LP / NGL Energy Finance Corp, 7.5000%, 11/1/23	5,555,000	5,610,550
NGL Energy Partners LP / NGL Energy Finance Corp, 6.1250%, 3/1/25	6,876,000	6,497,820
Noble Holding International Ltd, 8.9500%, 4/1/45	1,665,000	1,519,313
PBF Holding Co LLC / PBF Finance Corp, 7.2500%, 6/15/25	5,353,000	5,627,341
Range Resources Corp, 5.0000%, 8/15/22	3,884,000	3,845,160
SM Energy Co, 6.5000%, 1/1/23	14,528,000	14,673,280
Southwestern Energy Co, 7.5000%, 4/1/26	7,543,000	7,807,005
Transocean Guardian Ltd, 5.8750%, 1/15/24 (144A)	1,571,000	1,561,181
USA Compression Partners LP / USA Compression Finance Corp,
6.8750%, 4/1/26 (144A)	4,739,000	4,904,865
Weatherford International Ltd, 7.0000%, 3/15/38	7,026,000	5,603,235
Weatherford International Ltd, 6.7500%, 9/15/40	3,962,000	3,139,885
Whiting Petroleum Corp, 6.6250%, 1/15/26 (144A)	4,603,000	4,746,844
		176,585,998

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	JUNE 30, 2018

Janus Henderson High-Yield Fund

Schedule of Investments

June 30, 2018

Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Equity Real Estate Investment Trusts (REITs) – 0.3%
Forest City Realty Trust Inc, 3.6250%, 8/15/20	$3,491,000	$3,766,248
Finance Companies – 1.2%
Park Aerospace Holdings Ltd, 5.2500%, 8/15/22 (144A)	7,780,000	7,702,278
Quicken Loans Inc, 5.7500%, 5/1/25 (144A)	11,018,000	10,784,198
		18,486,476
Financial Institutions – 0.5%
Kennedy-Wilson Inc, 5.8750%, 4/1/24	8,321,000	8,071,370
Industrial – 1.0%
Great Lakes Dredge & Dock Corp, 8.0000%, 5/15/22	8,607,000	8,800,657
Park-Ohio Industries Inc, 6.6250%, 4/15/27	6,245,000	6,323,062
		15,123,719
Insurance – 0.5%
Centene Corp, 4.7500%, 1/15/25	4,034,000	4,013,830
Molina Healthcare Inc, 5.3750%, 11/15/22	3,833,000	3,856,956
		7,870,786
Pharmaceuticals – 1.0%
Jazz Investments I Ltd, 1.8750%, 8/15/21	14,478,000	15,738,903
Technology – 1.6%
CommScope Technologies LLC, 6.0000%, 6/15/25 (144A)	3,968,000	4,052,320
Diebold Nixdorf Inc, 8.5000%, 4/15/24	2,235,000	2,140,750
First Data Corp, 7.0000%, 12/1/23 (144A)	10,281,000	10,708,484
Sensata Technologies BV, 5.6250%, 11/1/24 (144A)	7,852,000	8,146,450
		25,048,004
Technology Hardware, Storage & Peripherals – 0.3%
Western Digital Corp, 1.5000%, 2/1/24 (144A)	3,760,000	3,801,439
Transportation – 0.9%
Watco Cos LLC / Watco Finance Corp, 6.3750%, 4/1/23 (144A)	13,801,000	14,025,266
Total Corporate Bonds (cost $1,348,591,667)		1,333,632,452
Common Stocks – 1.8%
Construction Materials – 0.4%
Summit Materials Inc	230,263	6,044,404
Containers & Packaging – 0.1%
Ardagh Group SA	122,920	2,042,930
Electronic Equipment, Instruments & Components – 0.4%
Trimble Inc*	188,406	6,187,253
Hotels, Restaurants & Leisure – 0.1%
Eldorado Resorts Inc*	46,131	1,803,722
Semiconductor & Semiconductor Equipment – 0.4%
Marvell Technology Group Ltd	253,860	5,442,758
Software – 0.2%
Dell Technologies Inc Class V*	45,035	3,809,060
Specialty Retail – 0.2%
Quiksilver Inc Bankruptcy Equity Certificate (144A)*,¢,§	132,324	2,737,215
Total Common Stocks (cost $29,453,438)		28,067,342
Investment Companies – 5.0%
Money Markets – 5.0%
Janus Henderson Cash Liquidity Fund LLC, 1.8501%ºº,£ (cost $75,554,659)	75,554,659	75,554,659
Total Investments (total cost $1,557,344,554) – 101.1%		1,539,308,314
Liabilities, net of Cash, Receivables and Other Assets – (1.1)%		(16,358,975)
Net Assets – 100%		$1,522,949,339

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	11

Janus Henderson High-Yield Fund

Schedule of Investments

June 30, 2018

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$1,343,270,069	87.3%
Luxembourg	44,038,859	2.9
Ireland	33,211,257	2.2
Canada	26,525,811	1.7
Zambia	23,222,350	1.5
Brazil	16,273,756	1.0
France	13,328,311	0.9
Israel	10,258,773	0.7
Germany	9,469,820	0.6
Belgium	7,826,000	0.5
United Kingdom	5,121,903	0.3
Italy	4,398,174	0.3
Bermuda	2,363,231	0.1

Total	$1,539,308,314	100.0%

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 6/30/18
Investment Companies - 5.0%
Money Markets - 5.0%
Janus Henderson Cash Liquidity Fund LLC,1.8501%ºº	$938,824	$-	$-	$75,554,659

	Share Balance at 6/30/17	Purchases	Sales	Share Balance at 6/30/18
Investment Companies - 5.0%
Money Markets - 5.0%
Janus Henderson Cash Liquidity Fund LLC,1.8501%ºº	97,145,754	1,055,503,650	(1,077,094,745)	75,554,659

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

12	JUNE 30, 2018

Janus Henderson High-Yield Fund

Schedule of Investments

June 30, 2018

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended June 30, 2018.

The effect of Derivative Instruments (not accounted for as hedging instruments) on the Statement of Operations for the year ended June 30, 2018

Amount of Realized Gain/(Loss) Recognized on Derivatives
Derivative	Credit Contracts
Swap contracts	$814,510

Please see the "Net Realized Gain/(Loss) on Investments" and “Change in Unrealized Net Appreciation/Depreciation” sections of the Fund’s Statement of Operations.

Average Ending Monthly Market Value of Derivative Instruments During the Year Ended June 30, 2018

Market Value
Credit default swaps, long	$ 640,236

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	13

Janus Henderson High-Yield Fund

Notes to Schedule of Investments and Other Information

Bloomberg Barclays U.S. Corporate High-Yield Bond Index	Bloomberg Barclays U.S. Corporate High Yield Bond Index measures the US dollar-denominated, high yield, fixed-rate corporate bond market.

ICE	Intercontinental Exchange
LIBOR	London Interbank Offered Rate
LLC	Limited Liability Company
LP	Limited Partnership
PLC	Public Limited Company

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the year ended June 30, 2018 is $867,564,923, which represents 57.0% of net assets.

*	Non-income producing security.

(a)

All or a portion of this position is not funded, or has been purchased on a delayed delivery or when-issued basis. If applicable, interest rates will be determined and interest will begin to accrue at a future date. See Notes to Financial Statements.

‡

Variable or floating rate security. Rate shown is the current rate as of June 30, 2018. Certain variable rate securities are not based on a published reference rate and spread; they are determined by the issuer or agent and current market conditions. Reference rate is as of reset date and may vary by security, which may not indicate a reference rate and/or spread in their description.

ºº	Rate shown is the 7-day yield as of June 30, 2018.

¢	Security is valued using significant unobservable inputs.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

§				Schedule of Restricted and Illiquid Securities (as of June 30, 2018)
				Value as a
	Acquisition			% of Net
	Date	Cost	Value	Assets
Downstream Development Authority of the Quapaw Tribe of Oklahoma, 10.5000%, 2/15/23	1/24/18	$2,210,072	$2,275,620	0.1%
Quiksilver Inc Bankruptcy Equity Certificate	5/27/16	2,536,651	2,737,215	0.2
Total		$4,746,723	$5,012,835	0.3%

The Fund has registration rights for certain restricted securities held as of June 30, 2018. The issuer incurs all registration costs.

14	JUNE 30, 2018

Janus Henderson High-Yield Fund

Notes to Schedule of Investments and Other Information

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of June 30, 2018. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quotes Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Asset-Backed/Commercial Mortgage-Backed Securities	$-	$69,373,259	$-
Bank Loans and Mezzanine Loans	-	32,680,602	-
Corporate Bonds	-	1,333,632,452	-
Common Stocks
Specialty Retail	-	-	2,737,215
All Other	25,330,127	-	-
Investment Companies	-	75,554,659	-
Total Assets	$25,330,127	$1,511,240,972	$2,737,215

Janus Investment Fund	15

Janus Henderson High-Yield Fund

Statement of Assets and Liabilities

June 30, 2018

Assets:
Unaffiliated investments, at value(1)	$1,463,753,655
Affiliated investments, at value(2)	75,554,659
Non-interested Trustees' deferred compensation	31,889
Receivables:
Investments sold	24,704,477
Interest	23,560,490
Fund shares sold	2,042,761
Dividends from affiliates	84,680
Other assets	6,714
Total Assets	1,589,739,325
Liabilities:
Due to custodian	7,755,893
Payables:	—
Investments purchased	47,486,648
Fund shares repurchased	9,562,114
Advisory fees	755,775
Dividends	533,999
Transfer agent fees and expenses	311,046
Professional fees	50,055
12b-1 Distribution and shareholder servicing fees	37,243
Non-affiliated fund administration fees payable	32,142
Non-interested Trustees' deferred compensation fees	31,889
Non-interested Trustees' fees and expenses	20,221
Affiliated fund administration fees payable	3,320
Custodian fees	1,574
Accrued expenses and other payables	208,067
Total Liabilities	66,789,986
Net Assets	$1,522,949,339

See Notes to Financial Statements.

16	JUNE 30, 2018

Janus Henderson High-Yield Fund

Statement of Assets and Liabilities

June 30, 2018

Net Assets Consist of:
Capital (par value and paid-in surplus)	$1,689,880,627
Undistributed net investment income/(loss)	549,762
Undistributed net realized gain/(loss) from investments	(149,455,398)
Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	(18,025,652)
Total Net Assets	$1,522,949,339
Net Assets - Class A Shares	$32,487,436
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	3,971,856
Net Asset Value Per Share(3)	$8.18
Maximum Offering Price Per Share(4)	$8.59
Net Assets - Class C Shares	$33,887,537
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	4,141,299
Net Asset Value Per Share(3)	$8.18
Net Assets - Class D Shares	$354,348,515
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	43,314,172
Net Asset Value Per Share	$8.18
Net Assets - Class I Shares	$373,573,407
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	45,633,614
Net Asset Value Per Share	$8.19
Net Assets - Class N Shares	$209,886,585
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	25,655,503
Net Asset Value Per Share	$8.18
Net Assets - Class R Shares	$1,365,306
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	166,986
Net Asset Value Per Share	$8.18
Net Assets - Class S Shares	$1,994,830
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	243,434
Net Asset Value Per Share	$8.19
Net Assets - Class T Shares	$515,405,723
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	62,988,754
Net Asset Value Per Share	$8.18

(1) Includes cost of $1,481,789,895.

(2) Includes cost of $75,554,659.

(3) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(4) Maximum offering price is computed at 100/95.25 of net asset value.

See Notes to Financial Statements.

Janus Investment Fund	17

Janus Henderson High-Yield Fund

Statement of Operations

For the year ended June 30, 2018

Investment Income:
Interest	$113,837,932
Dividends from affiliates	938,824
Dividends	902,848
Other income	3,294,447
Foreign tax withheld	(10,325)
Total Investment Income	118,963,726
Expenses:
Advisory fees	10,433,901
12b-1 Distribution and shareholder servicing fees:
Class A Shares	88,572
Class C Shares	378,406
Class R Shares	7,030
Class S Shares	4,359
Transfer agent administrative fees and expenses:
Class D Shares	443,359
Class R Shares	3,517
Class S Shares	4,359
Class T Shares	1,749,231
Transfer agent networking and omnibus fees:
Class A Shares	47,262
Class C Shares	27,681
Class I Shares	494,266
Other transfer agent fees and expenses:
Class A Shares	3,998
Class C Shares	3,768
Class D Shares	67,428
Class I Shares	38,765
Class N Shares	1,819
Class R Shares	146
Class S Shares	114
Class T Shares	12,312
Shareholder reports expense	169,431
Registration fees	145,015
Affiliated fund administration fees	119,453
Non-interested Trustees’ fees and expenses	66,015
Professional fees	65,184
Non-affiliated fund administration fees	32,141
Custodian fees	21,000
Other expenses	727,043
Total Expenses	15,155,575
Less: Excess Expense Reimbursement and Waivers	(50,712)
Net Expenses	15,104,863
Net Investment Income/(Loss)	103,858,863
Net Realized Gain/(Loss) on Investments:
Investments	(3,390,998)
Swap contracts	814,510
Total Net Realized Gain/(Loss) on Investments	(2,576,488)
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	(62,678,622)
Total Change in Unrealized Net Appreciation/Depreciation	(62,678,622)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$38,603,753

See Notes to Financial Statements.

18	JUNE 30, 2018

Janus Henderson High-Yield Fund

Statements of Changes in Net Assets

	Year ended June 30, 2018	Year ended June 30, 2017

Operations:
Net investment income/(loss)	$103,858,863	$124,109,693
Net realized gain/(loss) on investments	(2,576,488)	43,179,752
Change in unrealized net appreciation/depreciation	(62,678,622)	36,150,330
Net Increase/(Decrease) in Net Assets Resulting from Operations	38,603,753	203,439,775
Dividends and Distributions to Shareholders:
Dividends from Net Investment Income
Class A Shares	(1,943,974)	(3,499,652)
Class C Shares	(1,860,982)	(2,415,666)
Class D Shares	(20,940,998)	(21,972,030)
Class I Shares	(35,581,941)	(33,388,068)
Class N Shares	(4,352,321)	(1,707,021)
Class R Shares	(70,423)	(80,129)
Class S Shares	(91,787)	(103,879)
Class T Shares	(39,073,839)	(61,039,278)
Net Decrease from Dividends and Distributions to Shareholders	(103,916,265)	(124,205,723)
Capital Share Transactions:
Class A Shares	(5,990,717)	(117,041,837)
Class C Shares	(7,880,046)	(8,618,639)
Class D Shares	(7,843,257)	31,663,581
Class I Shares	(372,291,594)	434,905,447
Class N Shares	183,149,077	8,265,436
Class R Shares	(28,684)	(24,080)
Class S Shares	361,786	(129,682)
Class T Shares	(282,447,436)	(415,813,229)
Net Increase/(Decrease) from Capital Share Transactions	(492,970,871)	(66,793,003)
Net Increase/(Decrease) in Net Assets	(558,283,383)	12,441,049
Net Assets:
Beginning of period	2,081,232,722	2,068,791,673
End of period	$1,522,949,339	$2,081,232,722

Undistributed Net Investment Income/(Loss)	$549,762	$209,280

See Notes to Financial Statements.

Janus Investment Fund	19

Janus Henderson High-Yield Fund

Financial Highlights

Class A Shares
For a share outstanding during each year ended June 30	2018	2017	2016		2015	2014
Net Asset Value, Beginning of Period	$8.50	$8.17	$8.55		$9.41	$9.14
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.46	0.50	0.45		0.51	0.55
Net realized and unrealized gain/(loss)	(0.32)	0.33	(0.38)		(0.67)	0.50
Total from Investment Operations	0.14	0.83	0.07		(0.16)	1.05
Less Dividends and Distributions:
Dividends (from net investment income)	(0.46)	(0.50)	(0.45)		(0.50)	(0.55)
Distributions (from capital gains)	—	—	—		(0.20)	(0.23)
Total Dividends and Distributions	(0.46)	(0.50)	(0.45)		(0.70)	(0.78)
Net Asset Value, End of Period	$8.18	$8.50	$8.17		$8.55	$9.41
Total Return*	1.58%	10.32%	0.94%		(1.61)%	11.93%
Net Assets, End of Period (in thousands)	$32,487	$39,747	$152,449		$185,912	$352,140
Average Net Assets for the Period (in thousands)	$35,915	$59,850	$147,155		$263,855	$338,923
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.03%	1.00%	0.98%		0.98%	1.01%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.03%	1.00%	0.98%		0.98%	1.01%
Ratio of Net Investment Income/(Loss)	5.41%	5.86%	5.46%		5.69%	5.93%
Portfolio Turnover Rate	114%	102%	66%		71%	67%
				1

Class C Shares
For a share outstanding during each year ended June 30	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$8.50	$8.17	$8.56	$9.41	$9.14
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.40	0.44	0.39	0.44	0.48
Net realized and unrealized gain/(loss)	(0.32)	0.33	(0.38)	(0.65)	0.51
Total from Investment Operations	0.08	0.77	0.01	(0.21)	0.99
Less Dividends and Distributions:
Dividends (from net investment income)	(0.40)	(0.44)	(0.40)	(0.44)	(0.49)
Distributions (from capital gains)	—	—	—	(0.20)	(0.23)
Total Dividends and Distributions	(0.40)	(0.44)	(0.40)	(0.64)	(0.72)
Net Asset Value, End of Period	$8.18	$8.50	$8.17	$8.56	$9.41
Total Return*	0.92%	9.57%	0.18%	(2.20)%	11.13%
Net Assets, End of Period (in thousands)	$33,888	$43,169	$49,861	$61,023	$76,294
Average Net Assets for the Period (in thousands)	$39,154	$46,514	$53,472	$68,654	$77,004
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.68%	1.68%	1.62%	1.70%	1.73%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.68%	1.68%	1.62%	1.70%	1.73%
Ratio of Net Investment Income/(Loss)	4.75%	5.19%	4.83%	4.96%	5.21%
Portfolio Turnover Rate	114%	102%	66%	71%	67%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

20	JUNE 30, 2018

Janus Henderson High-Yield Fund

Financial Highlights

Class D Shares
For a share outstanding during each year ended June 30	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$8.50	$8.17	$8.56	$9.41	$9.14
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.48	0.52	0.46	0.52	0.57
Net realized and unrealized gain/(loss)	(0.32)	0.33	(0.39)	(0.65)	0.51
Total from Investment Operations	0.16	0.85	0.07	(0.13)	1.08
Less Dividends and Distributions:
Dividends (from net investment income)	(0.48)	(0.52)	(0.46)	(0.52)	(0.58)
Distributions (from capital gains)	—	—	—	(0.20)	(0.23)
Total Dividends and Distributions	(0.48)	(0.52)	(0.46)	(0.72)	(0.81)
Net Asset Value, End of Period	$8.18	$8.50	$8.17	$8.56	$9.41
Total Return*	1.82%	10.56%	1.02%	(1.29)%	12.20%
Net Assets, End of Period (in thousands)	$354,349	$376,111	$331,067	$353,037	$405,861
Average Net Assets for the Period (in thousands)	$370,556	$359,572	$328,551	$372,925	$373,985
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.79%	0.77%	0.78%	0.77%	0.77%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.79%	0.77%	0.78%	0.77%	0.77%
Ratio of Net Investment Income/(Loss)	5.65%	6.10%	5.67%	5.88%	6.16%
Portfolio Turnover Rate	114%	102%	66%	71%	67%

Class I Shares
For a share outstanding during each year ended June 30	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$8.50	$8.17	$8.56	$9.42	$9.15
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.48	0.53	0.47	0.53	0.58
Net realized and unrealized gain/(loss)	(0.31)	0.32	(0.39)	(0.66)	0.50
Total from Investment Operations	0.17	0.85	0.08	(0.13)	1.08
Less Dividends and Distributions:
Dividends (from net investment income)	(0.48)	(0.52)	(0.47)	(0.53)	(0.58)
Distributions (from capital gains)	—	—	—	(0.20)	(0.23)
Total Dividends and Distributions	(0.48)	(0.52)	(0.47)	(0.73)	(0.81)
Net Asset Value, End of Period	$8.19	$8.50	$8.17	$8.56	$9.42
Total Return*	2.01%	10.67%	1.10%	(1.32)%	12.25%
Net Assets, End of Period (in thousands)	$373,573	$766,952	$317,634	$281,687	$478,576
Average Net Assets for the Period (in thousands)	$623,820	$535,202	$249,522	$311,969	$396,882
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.71%	0.68%	0.70%	0.70%	0.72%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.71%	0.68%	0.70%	0.70%	0.72%
Ratio of Net Investment Income/(Loss)	5.70%	6.23%	5.76%	5.96%	6.22%
Portfolio Turnover Rate	114%	102%	66%	71%	67%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	21

Janus Henderson High-Yield Fund

Financial Highlights

Class N Shares
For a share outstanding during each year ended June 30	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$8.50	$8.17	$8.56	$9.41	$9.14
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.47	0.53	0.48	0.53	0.58
Net realized and unrealized gain/(loss)	(0.30)	0.33	(0.39)	(0.64)	0.51
Total from Investment Operations	0.17	0.86	0.09	(0.11)	1.09
Less Dividends and Distributions:
Dividends (from net investment income)	(0.49)	(0.53)	(0.48)	(0.54)	(0.59)
Distributions (from capital gains)	—	—	—	(0.20)	(0.23)
Total Dividends and Distributions	(0.49)	(0.53)	(0.48)	(0.74)	(0.82)
Net Asset Value, End of Period	$8.18	$8.50	$8.17	$8.56	$9.41
Total Return*	1.98%	10.73%	1.18%	(1.14)%	12.37%
Net Assets, End of Period (in thousands)	$209,887	$30,455	$21,259	$14,751	$19,353
Average Net Assets for the Period (in thousands)	$73,663	$27,197	$17,347	$9,715	$9,055
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.67%	0.62%	0.63%	0.61%	0.62%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.67%	0.62%	0.63%	0.61%	0.62%
Ratio of Net Investment Income/(Loss)	5.89%	6.27%	5.85%	5.99%	6.29%
Portfolio Turnover Rate	114%	102%	66%	71%	67%

Class R Shares
For a share outstanding during each year ended June 30	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$8.49	$8.17	$8.55	$9.41	$9.14
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.42	0.46	0.41	0.47	0.52
Net realized and unrealized gain/(loss)	(0.31)	0.32	(0.38)	(0.66)	0.50
Total from Investment Operations	0.11	0.78	0.03	(0.19)	1.02
Less Dividends and Distributions:
Dividends (from net investment income)	(0.42)	(0.46)	(0.41)	(0.47)	(0.52)
Distributions (from capital gains)	—	—	—	(0.20)	(0.23)
Total Dividends and Distributions	(0.42)	(0.46)	(0.41)	(0.67)	(0.75)
Net Asset Value, End of Period	$8.18	$8.49	$8.17	$8.55	$9.41
Total Return*	1.28%	9.77%	0.54%	(2.00)%	11.52%
Net Assets, End of Period (in thousands)	$1,365	$1,447	$1,413	$1,631	$1,918
Average Net Assets for the Period (in thousands)	$1,411	$1,457	$1,555	$1,644	$1,899
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.45%	1.38%	1.38%	1.37%	1.37%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.45%	1.38%	1.38%	1.37%	1.37%
Ratio of Net Investment Income/(Loss)	4.99%	5.49%	5.07%	5.28%	5.58%
Portfolio Turnover Rate	114%	102%	66%	71%	67%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

22	JUNE 30, 2018

Janus Henderson High-Yield Fund

Financial Highlights

Class S Shares
For a share outstanding during each year ended June 30	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$8.51	$8.19	$8.57	$9.43	$9.16
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.44	0.49	0.44	0.49	0.54
Net realized and unrealized gain/(loss)	(0.32)	0.32	(0.38)	(0.66)	0.51
Total from Investment Operations	0.12	0.81	0.06	(0.17)	1.05
Less Dividends and Distributions:
Dividends (from net investment income)	(0.44)	(0.49)	(0.44)	(0.49)	(0.55)
Distributions (from capital gains)	—	—	—	(0.20)	(0.23)
Total Dividends and Distributions	(0.44)	(0.49)	(0.44)	(0.69)	(0.78)
Net Asset Value, End of Period	$8.19	$8.51	$8.19	$8.57	$9.43
Total Return*	1.44%	10.05%	0.83%	(1.73)%	11.80%
Net Assets, End of Period (in thousands)	$1,995	$1,702	$1,761	$2,785	$5,045
Average Net Assets for the Period (in thousands)	$1,746	$1,801	$2,311	$4,219	$6,694
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.19%	1.12%	1.13%	1.12%	1.12%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.18%	1.11%	1.11%	1.12%	1.11%
Ratio of Net Investment Income/(Loss)	5.26%	5.76%	5.33%	5.54%	5.83%
Portfolio Turnover Rate	114%	102%	66%	71%	67%

Class T Shares
For a share outstanding during each year ended June 30	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$8.50	$8.17	$8.56	$9.41	$9.14
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.47	0.51	0.46	0.51	0.57
Net realized and unrealized gain/(loss)	(0.32)	0.33	(0.39)	(0.64)	0.50
Total from Investment Operations	0.15	0.84	0.07	(0.13)	1.07
Less Dividends and Distributions:
Dividends (from net investment income)	(0.47)	(0.51)	(0.46)	(0.52)	(0.57)
Distributions (from capital gains)	—	—	—	(0.20)	(0.23)
Total Dividends and Distributions	(0.47)	(0.51)	(0.46)	(0.72)	(0.80)
Net Asset Value, End of Period	$8.18	$8.50	$8.17	$8.56	$9.41
Total Return*	1.73%	10.47%	0.94%	(1.38)%	12.09%
Net Assets, End of Period (in thousands)	$515,406	$821,650	$1,193,347	$1,218,907	$1,466,998
Average Net Assets for the Period (in thousands)	$703,671	$1,017,073	$1,172,930	$1,305,785	$1,378,198
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.88%	0.87%	0.87%	0.87%	0.87%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.88%	0.86%	0.86%	0.87%	0.86%
Ratio of Net Investment Income/(Loss)	5.55%	6.00%	5.59%	5.79%	6.07%
Portfolio Turnover Rate	114%	102%	66%	71%	67%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	23

Janus Henderson High-Yield Fund

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Janus Henderson High-Yield Fund (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 49 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks to obtain high current income. Capital appreciation is a secondary investment objective when consistent with its primary investment objective. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares. Class D Shares are closed to certain new investors.

Shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus Henderson funds. Class D Shares are available only to investors who hold accounts directly with the Janus Henderson funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of: 1) certain adviser-assisted, employer-sponsored retirement plans, including 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans; and 2) retail investors purchasing in qualified or nonqualified accounts, whose accounts are held through an omnibus account at their financial intermediary, and where the financial intermediary requires no payment or reimbursement from the Fund, Janus Capital Management LLC (“Janus Capital”), or its affiliates. Class N Shares are also available to Janus Henderson proprietary products and to certain direct institutional investors approved by Janus Distributors LLC dba Janus Henderson Distributors (“Janus Henderson Distributors”) including, but not limited to, corporations, certain retirement plans, public plans, and foundations and endowments, subject to minimum investment requirements.

Class R Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

24	JUNE 30, 2018

Janus Henderson High-Yield Fund

Notes to Financial Statements

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Janus Investment Fund	25

Janus Henderson High-Yield Fund

Notes to Financial Statements

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2018 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

The Fund did not hold a significant amount of Level 3 securities as of June 30, 2018.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the year. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

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Notes to Financial Statements

Dividends and Distributions

Dividends are declared daily and distributed monthly for the Fund. Realized capital gains, if any, are declared and distributed in December. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or the Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

On December 22, 2017, the Tax Cuts and Jobs Act was signed into law. Currently, Management does not believe the bill will have a material impact on the Fund’s intention to continue to qualify as a regulated investment company, which is generally not subject to U.S. federal income tax.

2. Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the year ended June 30, 2018 is discussed in further detail below. A summary of derivative activity by the Fund is reflected in the tables at the end of the Schedule of Investments.

The Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry of commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

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Notes to Financial Statements

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. Additionally, the Fund may deposit cash and/or treasuries as collateral with the counterparty and/or custodian daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized loss on OTC derivative contracts with a particular counterparty. All liquid securities and restricted cash are considered to cover in an amount at all times equal to or greater than the Fund’s commitment with respect to certain exchange-traded derivatives, centrally cleared derivatives, forward foreign currency exchange contracts, short sales, and/or securities with extended settlement dates. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital's ability to establish and maintain appropriate systems and trading.

Swaps

Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year to exchange one set of cash flows for another. The most significant factor in the performance of swap agreements is the change in value of the specific index, security, or currency, or other factors that determine the amounts of payments due to and from the Fund. The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Swap transactions may in some instances involve the delivery of securities or other underlying assets by the Fund or its counterparty to collateralize obligations under the swap. If the other party to a swap that is not collateralized defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. Swap agreements entail the risk that a party will default on its payment obligations to the Fund. If the other party to a swap defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If the Fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Fund and reduce the Fund’s total return.

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Notes to Financial Statements

Swap agreements also bear the risk that the Fund will not be able to meet its obligation to the counterparty. Swap agreements are typically privately negotiated and entered into in the OTC market. However, certain swap agreements are required to be cleared through a clearinghouse and traded on an exchange or swap execution facility. Swaps that are required to be cleared are required to post initial and variation margins in accordance with the exchange requirements. Regulations enacted require the Fund to centrally clear certain interest rate and credit default index swaps through a clearinghouse or central counterparty (“CCP”). To clear a swap with a CCP, the Fund will submit the swap to, and post collateral with, a futures clearing merchant (“FCM”) that is a clearinghouse member. Alternatively, the Fund may enter into a swap with a financial institution other than the FCM (the “Executing Dealer”) and arrange for the swap to be transferred to the FCM for clearing. The Fund may also enter into a swap with the FCM itself. The CCP, the FCM, and the Executing Dealer are all subject to regulatory oversight by the U.S. Commodity Futures Trading Commission (“CFTC”). A default or failure by a CCP or an FCM, or the failure of a swap to be transferred from an Executing Dealer to the FCM for clearing, may expose the Fund to losses, increase its costs, or prevent the Fund from entering or exiting swap positions, accessing collateral, or fully implementing its investment strategies. The regulatory requirement to clear certain swaps could, either temporarily or permanently, reduce the liquidity of cleared swaps or increase the costs of entering into those swaps.

Index swaps, interest rate swaps, and credit default swaps are valued using an approved vendor supplied price. Basket swaps are valued using a broker supplied price. Equity swaps that consist of a single underlying equity are valued either at the closing price, the latest bid price, or the last sale price on the primary market or exchange it trades. The market value of swap contracts are aggregated by positive and negative values and are disclosed separately as an asset or liability on the Fund’s Statement of Assets and Liabilities (if applicable). Realized gains and losses are reported on the Fund’s Statement of Operations (if applicable). The change in unrealized net appreciation or depreciation during the year is included in the Statement of Operations (if applicable).

The Fund’s maximum risk of loss from counterparty risk or credit risk is the discounted value of the payments to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to cover the Fund’s exposure to the counterparty.

The Fund may enter into various types of credit default swap agreements, including OTC credit default swap agreements and index credit default swaps (“CDX”), for investment purposes and to add leverage to its portfolio. Credit default swaps are a specific kind of counterparty agreement that allow the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments. Credit default swaps could result in losses if the Fund does not correctly evaluate the creditworthiness of the company or companies on which the credit default swap is based. Credit default swap agreements may involve greater risks than if the Fund had invested in the reference obligation directly since, in addition to risks relating to the reference obligation, credit default swaps are subject to liquidity risk, counterparty risk, and credit risk. The Fund will generally incur a greater degree of risk when it sells a credit default swap than when it purchases a credit default swap. As a buyer of a credit default swap, the Fund may lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. As seller of a credit default swap, if a credit event were to occur, the value of any deliverable obligation received by the Fund, coupled with the upfront or periodic payments previously received, may be less than what it pays to the buyer, resulting in a loss of value to the Fund.

As a buyer of credit protection, the Fund is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract in the event of a default or other credit event by a third party, such as a U.S. or foreign issuer, on the debt obligation. In return, the Fund as buyer would pay to the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Fund would have spent the stream of payments and potentially received no benefit from the contract.

If the Fund is the seller of credit protection against a particular security, the Fund would receive an up-front or periodic payment to compensate against potential credit events. As the seller in a credit default swap contract, the Fund would be required to pay the par value (the “notional value”) (or other agreed-upon value) of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would keep the stream of payments and would have no payment obligations. As the seller, the Fund would effectively add leverage to its portfolio

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Notes to Financial Statements

because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional value of the swap. The maximum potential amount of future payments (undiscounted) that the Fund as a seller could be required to make in a credit default transaction would be the notional amount of the agreement.

The Fund may invest in single-name credit default swaps (“CDS”) to buy or sell credit protection to hedge its credit exposure, gain issuer exposure without owning the underlying security, or increase the Fund’s total return. Single-name CDS enable the Fund to buy or sell protection against a credit event of a specific issuer. When the Fund buys a single-name CDS, the Fund will receive a return on its investment only in the event of a credit event, such as default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty). If a single-name CDS transaction is particularly large, or if the relevant market is illiquid, it may not be possible for the Fund to initiate a single-name CDS transaction or to liquidate its position at an advantageous time or price, which may result in significant losses. Moreover, the Fund bears the risk of loss of the amount expected to be received under a single-name CDS in the event of the default or bankruptcy of the counterparty. The risks associated with cleared single-name CDS may be lower than that for uncleared single-name CDS because for cleared single-name CDS, the counterparty is a clearinghouse (to the extent such a trading market is available). However, there can be no assurance that a clearinghouse or its members will satisfy their obligations to the Fund.

The Fund may invest in CDXs. A CDX is a swap on an index of credit default swaps. CDXs allow an investor to manage credit risk or take a position on a basket of credit entities (such as credit default swaps or commercial mortgage-backed securities) in a more efficient manner than transacting in a single-name CDS. If a credit event occurs in one of the underlying companies, the protection is paid out via the delivery of the defaulted bond by the buyer of protection in return for a payment of notional value of the defaulted bond by the seller of protection or it may be settled through a cash settlement between the two parties. The underlying company is then removed from the index. If the Fund holds a long position in a CDX, the Fund would indirectly bear its proportionate share of any expenses paid by a CDX. A Fund holding a long position in CDXs typically receives income from principal or interest paid on the underlying securities. By investing in CDXs, the Fund could be exposed to illiquidity risk, counterparty risk, and credit risk of the issuers of the underlying loan obligations and of the CDX markets. If there is a default by the CDX counterparty, the Fund will have contractual remedies pursuant to the agreements related to the transaction. CDXs also bear the risk that the Fund will not be able to meet its obligation to the counterparty.

During the year, the Fund sold protection via the credit default swap market in order to gain credit risk exposure to individual corporates, countries and/or credit indices where gaining this exposure via the cash bond market was less attractive.

There were no credit default swaps held at June 30, 2018.

3. Other Investments and Strategies

Additional Investment Risk

The Fund may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes, or adverse developments specific to the issuer.

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) of 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in

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Notes to Financial Statements

the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). There is considerable uncertainty about how Brexit will be conducted, how negotiations of necessary treaties and trade agreements will proceed, or how financial markets will react. In addition, one or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Loans

The Fund may invest in various commercial loans, including bank loans, bridge loans, debtor-in-possession (“DIP”) loans, mezzanine loans, and other fixed and floating rate loans. These loans may be acquired through loan participations and assignments or on a when-issued basis. Commercial loans will comprise no more than 20% of the Fund’s total assets. Below are descriptions of the types of loans held by the Fund as of June 30, 2018.

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Notes to Financial Statements

• Bank Loans - Bank loans are obligations of companies or other entities entered into in connection with recapitalizations, acquisitions, and refinancings. The Fund’s investments in bank loans are generally acquired as a participation interest in, or assignment of, loans originated by a lender or other financial institution. These investments may include institutionally-traded floating and fixed-rate debt securities.

• Floating Rate Loans – Floating rate loans are debt securities that have floating interest rates, that adjust periodically, and are tied to a benchmark lending rate, such as London Interbank Offered Rate (“LIBOR”). In other cases, the lending rate could be tied to the prime rate offered by one or more major U.S. banks or the rate paid on large certificates of deposit traded in the secondary markets. If the benchmark lending rate changes, the rate payable to lenders under the loan will change at the next scheduled adjustment date specified in the loan agreement. Floating rate loans are typically issued to companies (‘‘borrowers’’) in connection with recapitalizations, acquisitions, and refinancings. Floating rate loan investments are generally below investment grade. Senior floating rate loans are secured by specific collateral of a borrower and are senior in the borrower’s capital structure. The senior position in the borrower’s capital structure generally gives holders of senior loans a claim on certain of the borrower’s assets that is senior to subordinated debt and preferred and common stock in the case of a borrower’s default. Floating rate loan investments may involve foreign borrowers, and investments may be denominated in foreign currencies. Floating rate loans often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Fund may invest in obligations of borrowers who are in bankruptcy proceedings. While the Fund generally expects to invest in fully funded term loans, certain of the loans in which the Fund may invest include revolving loans, bridge loans, and delayed draw term loans.

Purchasers of floating rate loans may pay and/or receive certain fees. The Fund may receive fees such as covenant waiver fees or prepayment penalty fees. The Fund may pay fees such as facility fees. Such fees may affect the Fund’s return.

• Mezzanine Loans - Mezzanine loans are secured by the stock of the company that owns the assets. Mezzanine loans are a hybrid of debt and equity financing that is typically used to fund the expansion of existing companies. A mezzanine loan is composed of debt capital that gives the lender the right to convert to an ownership or equity interest in the company if the loan is not paid back in time and in full. Mezzanine loans typically are the most subordinated debt obligation in an issuer’s capital structure.

Mortgage- and Asset-Backed Securities

Mortgage- and asset-backed securities represent interests in “pools” of commercial or residential mortgages or other assets, including consumer loans or receivables. The Fund may purchase fixed or variable rate commercial or residential mortgage-backed securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), or other governmental or government-related entities. Ginnie Mae’s guarantees are backed by the full faith and credit of the U.S. Government, which means that the U.S. Government guarantees that the interest and principal will be paid when due. Fannie Mae and Freddie Mac securities are not backed by the full faith and credit of the U.S. Government. In September 2008, the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. Government, placed Fannie Mae and Freddie Mac under conservatorship. Since that time, Fannie Mae and Freddie Mac have received capital support through U.S. Treasury preferred stock purchases, and Treasury and Federal Reserve purchases of their mortgage-backed securities. The FHFA and the U.S. Treasury have imposed strict limits on the size of these entities’ mortgage portfolios. The FHFA has the power to cancel any contract entered into by Fannie Mae and Freddie Mac prior to FHFA’s appointment as conservator or receiver, including the guarantee obligations of Fannie Mae and Freddie Mac.

The Fund may also purchase other mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized debt obligations, structured investment vehicles, and other similar securities. Asset-backed securities may be backed by various consumer obligations, including automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying loans are not paid, the securities’ issuer could be forced to sell the assets and recognize losses on such assets, which could impact your return. Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Mortgage- and asset-backed securities are subject to both extension risk, where borrowers pay off their debt obligations more slowly in times of rising interest rates, and prepayment risk, where borrowers pay off their debt obligations sooner than expected in times of declining interest rates. These risks may reduce the Fund’s returns. In addition, investments in mortgage- and asset-backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation

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Notes to Financial Statements

risk, and liquidity risk than various other types of fixed-income securities. Additionally, although mortgage-backed securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that guarantors or insurers will meet their obligations.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Restricted Security Transactions

Restricted securities held by the Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Fund to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

When-Issued, Delayed Delivery and Forward Commitment Transactions

The Fund may purchase or sell securities on a when-issued, delayed delivery, or forward commitment basis. When purchasing a security on a when-issued, delayed delivery, or forward commitment basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Typically, no income accrues on securities the Fund has committed to purchase prior to the time delivery of the securities is made. Because the Fund is not required to pay for the security until the delivery date, these risks are in addition to the risks associated with the Fund’s other investments. If the other party to a transaction fails to deliver the securities, the Fund could miss a favorable price or yield opportunity. If the Fund remains substantially fully invested at a time when when-issued, delayed delivery, or forward commitment purchases are outstanding, the purchases may result in a form of leverage.

When the Fund has sold a security on a when-issued, delayed delivery, or forward commitment basis, the Fund does not participate in future gains or losses with respect to the security. If the other party to a transaction fails to pay for the securities, the Fund could suffer a loss. Additionally, when selling a security on a when-issued, delayed delivery, or forward commitment basis without owning the security, the Fund will incur a loss if the security’s price appreciates in value such that the security’s price is above the agreed upon price on the settlement date. The Fund may dispose of or renegotiate a transaction after it is entered into, and may purchase or sell when-issued, delayed delivery or forward commitment securities before the settlement date, which may result in a gain or loss.

4. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Fund’s contractual investment advisory fee rate (expressed as an annual rate).

Average Daily Net Assets of the Fund	Contractual Investment Advisory Fee (%)
First $300 Million	0.65
Over $300 Million	0.55

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s total annual fund operating expenses, including the investment advisory fee, but excluding the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus/administrative fees payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.69% of the Fund’s average daily net assets. Janus Capital has agreed to continue the waivers until at least November 1, 2018. If applicable, amounts waived and/or reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

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Notes to Financial Statements

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund’s Class D Shares pay an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class R Shares, Class S Shares, and Class T Shares for providing or procuring administrative services to investors in Class R Shares, Class S Shares, and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class R Shares, Class S Shares, and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class R Shares, Class S Shares, and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital. For all share classes except Class D Shares, Janus Services also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.

Janus Services is compensated for its services related to the Fund’s Class D Shares. In addition to the administrative fees discussed above, Janus Services receives reimbursement for out-of-pocket costs it incurs for serving as transfer agent and providing, or arranging for, servicing to shareholders. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Henderson Distributors, a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, of up to 0.50% of the Class R Shares' average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Henderson Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1

34	JUNE 30, 2018

Janus Henderson High-Yield Fund

Notes to Financial Statements

distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution and shareholder servicing fees” in the Statement of Operations.

Janus Capital serves as administrator to the Fund pursuant to an administration agreement between Janus Capital and the Trust. Under the administration agreement, Janus Capital provides oversight and coordination of the Fund’s service providers, recordkeeping, and other administrative services, and is reimbursed by the Fund for certain of its costs in providing these services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. The Fund pays for some or all of the salaries, fees, and expenses of Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital (or any subadvisor, as applicable) provides to the Fund. These amounts are disclosed as “Affiliated Fund administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Fund’s Chief Compliance Officer and certain compliance staff, all of whom are employees of Janus Capital and/or its affiliates, are shared with the Fund. Total compensation of $476,345 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended June 30, 2018. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

Effective April 1, 2018, BNP Paribas Financial Services (“BPFS”) provides certain administrative services to the Fund, including services related to Fund accounting, calculation of the Fund’s daily NAV, and Fund audit, tax, and reporting obligations, pursuant to a sub-administration agreement with Janus Capital on behalf of the Fund. As compensation for such services, Janus Capital pays BPFS a fee based on a percentage of the Fund’s assets, along with a flat fee, and is reimbursed by the Fund for amounts paid to BPFS (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). These amounts are disclosed as “Non-affiliated fund administration fees” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of June 30, 2018 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended June 30, 2018 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $471,025 were paid by the Trust to the Trustees under the Deferred Plan during the year ended June 30, 2018.

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Henderson Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Henderson Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Fund's ability to withdraw investments from Janus Henderson Cash Liquidity Fund LLC at will, and

Janus Investment Fund	35

Janus Henderson High-Yield Fund

Notes to Financial Statements

there are no unfunded capital commitments due from the Fund to Janus Henderson Cash Liquidity Fund LLC. The units of Janus Henderson Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the year ended June 30, 2018 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

Class A Shares include a 4.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Henderson Distributors and financial intermediaries. During the year ended June 30, 2018, Janus Henderson Distributors retained upfront sales charges of $8,394.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Henderson Distributors during the year ended June 30, 2018.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the year ended June 30, 2018, redeeming shareholders of Class C Shares paid CDSCs of $1,974.

The Fund is permitted to purchase or sell securities (“cross-trade”) between itself and other funds or accounts managed by Janus Capital in accordance with Rule 17a-7 under the Investment Company Act of 1940 (“Rule 17a-7”), when the transaction is consistent with the investment objectives and policies of the Fund and in accordance with the Internal Cross Trade Procedures adopted by the Trust’s Board of Trustees. These procedures have been designed to ensure that any cross-trade of securities by the Fund from or to another fund or account that is or could be considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser, common Officer, or common Trustee complies with Rule 17a-7. Under these procedures, each cross-trade is effected at the current market price to save costs where allowed. During the year ended June 30, 2018, the Fund engaged in cross trades amounting to $21,589,045 in purchases and $42,144,659 in sales, resulting in a net realized loss of $341,022. The net realized loss is included within the “Net Realized Gain/(Loss) on Investments” section of the Fund’s Statement of Operations.

5. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations; (2) losses or deductions the Fund may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of deferred compensation. The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

			Loss Deferrals		Other Book	Net Tax
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Late-Year Ordinary Loss	Post-October Capital Loss	to Tax Differences	Appreciation/ (Depreciation)
$ 581,651	$ -	$(147,370,440)	$ -	$ -	$ (21,301)	$(20,121,198)

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Janus Henderson High-Yield Fund

Notes to Financial Statements

Accumulated capital losses noted below represent net capital loss carryovers, as of June 30, 2018, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows these capital loss carryovers.

Capital Loss Carryover Schedule
For the year ended June 30, 2018
No Expiration
Short-Term	Long-Term	Accumulated Capital Losses
$(38,126,199)	$(109,244,241)	$ (147,370,440)

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2018 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 1,559,429,512	$15,959,889	$(36,081,087)	$ (20,121,198)

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended June 30, 2018
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 103,916,265	$ -	$ -	$ -

For the year ended June 30, 2017
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 124,205,723	$ -	$ -	$ -

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. The following reclassifications have been made to the Fund:

Increase/(Decrease) to Capital	Increase/(Decrease) to Undistributed Net Investment Income/Loss	Increase/(Decrease) to Undistributed Net Realized Gain/Loss
$ -	$ 397,884	$ (397,884)

Janus Investment Fund	37

Janus Henderson High-Yield Fund

Notes to Financial Statements

6. Capital Share Transactions

	Year ended June 30, 2018		Year ended June 30, 2017
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	1,239,915	$ 10,353,411	2,340,600	$ 19,744,490
Reinvested dividends and distributions	201,909	1,697,723	371,938	3,137,054
Shares repurchased	(2,148,133)	(18,041,851)	(16,698,043)	(139,923,381)
Net Increase/(Decrease)	(706,309)	$ (5,990,717)	(13,985,505)	$(117,041,837)
Class C Shares:
Shares sold	264,045	$ 2,233,286	546,085	$ 4,618,621
Reinvested dividends and distributions	198,814	1,672,037	251,545	2,126,780
Shares repurchased	(1,400,548)	(11,785,369)	(1,819,509)	(15,364,040)
Net Increase/(Decrease)	(937,689)	$ (7,880,046)	(1,021,879)	$ (8,618,639)
Class D Shares:
Shares sold	5,960,357	$ 50,275,161	8,398,961	$ 70,899,735
Reinvested dividends and distributions	2,149,741	18,061,939	2,220,429	18,784,994
Shares repurchased	(9,057,129)	(76,180,357)	(6,876,242)	(58,021,148)
Net Increase/(Decrease)	(947,031)	$ (7,843,257)	3,743,148	$ 31,663,581
Class I Shares:
Shares sold	28,218,182	$ 236,841,265	77,136,616	$ 653,153,535
Reinvested dividends and distributions	3,145,595	26,463,007	2,103,074	17,821,187
Shares repurchased	(75,948,769)	(635,595,866)	(27,879,253)	(236,069,275)
Net Increase/(Decrease)	(44,584,992)	$(372,291,594)	51,360,437	$ 434,905,447
Class N Shares:
Shares sold	29,415,108	$ 244,464,611	1,602,362	$ 13,514,645
Reinvested dividends and distributions	475,575	3,948,784	201,695	1,706,907
Shares repurchased	(7,818,295)	(65,264,318)	(822,073)	(6,956,116)
Net Increase/(Decrease)	22,072,388	$ 183,149,077	981,984	$ 8,265,436
Class R Shares:
Shares sold	25,066	$ 210,911	44,169	$ 370,211
Reinvested dividends and distributions	6,321	53,079	6,776	57,269
Shares repurchased	(34,760)	(292,674)	(53,632)	(451,560)
Net Increase/(Decrease)	(3,373)	$ (28,684)	(2,687)	$ (24,080)
Class S Shares:
Shares sold	78,740	$ 660,397	53,330	$ 451,498
Reinvested dividends and distributions	10,913	91,696	12,214	103,483
Shares repurchased	(46,163)	(390,307)	(80,713)	(684,663)
Net Increase/(Decrease)	43,490	$ 361,786	(15,169)	$ (129,682)
Class T Shares:
Shares sold	11,285,806	$ 95,175,599	22,674,426	$ 191,347,258
Reinvested dividends and distributions	4,579,259	38,535,138	7,149,818	60,420,692
Shares repurchased	(49,552,794)	(416,158,173)	(79,174,387)	(667,581,179)
Net Increase/(Decrease)	(33,687,729)	$(282,447,436)	(49,350,143)	$(415,813,229)

7. Purchases and Sales of Investment Securities

For the year ended June 30, 2018, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$1,993,780,172	$2,416,968,430	$ -	$ -

38	JUNE 30, 2018

Janus Henderson High-Yield Fund

Notes to Financial Statements

8. Recent Accounting Pronouncements

The Securities and Exchange Commission ("SEC") adopted new rules as well as amendments to its rules to modernize the reporting and disclosure of information by registered investment companies. In addition, the SEC adopted amendments to Regulation S-X, which require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date of the amendments to Regulation S-X was August 1, 2017. This report incorporates the amendments to Regulation S-X.

The FASB issued Accounting Standards Update No. 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities ("ASU 2017-08") to amend the amortization period for certain purchased callable debt securities held at a premium. The guidance requires certain premiums on callable debt securities to be amortized to the earliest call date. The amortization period for callable debt securities purchased at a discount will not be impacted. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Early adoption is permitted, including adoption in an interim period. Management is currently evaluating the impacts of ASU 2017-08 on the financial statements.

9. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to June 30, 2018 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

Janus Investment Fund	39

Janus Henderson High-Yield Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Investment Fund and Shareholders of Janus Henderson High-Yield Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Janus Henderson High-Yield Fund (one of the funds constituting Janus Investment Fund, referred to hereafter as the "Fund") as of June 30, 2018, the related statement of operations for the year ended June 30, 2018, the statements of changes in net assets for each of the two years in the period ended June 30, 2018, including the related notes, and the financial highlights for each of the five years in the period ended June 30, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended June 30, 2018 and the financial highlights for each of the five years in the period ended June 30, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Denver, Colorado
August 17, 2018

We have served as the auditor of one or more investment companies in Janus Henderson Funds since 1990.

40	JUNE 30, 2018

Janus Henderson High-Yield Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Fund is required to disclose its complete holdings on Form N-Q within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to Fund shareholders. These reports (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free) (or 1-800-525-3713 if you hold Class D shares). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag. Holdings are generally posted approximately two business days thereafter under Full Holdings for the Fund at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 14 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

Additionally, in connection with their consideration of whether to continue the investment advisory agreement and subadvisory agreement for each Fund, as applicable, the Trustees also received and reviewed information in connection with the transaction to combine the respective businesses of Henderson Group plc and Janus Capital Group, Inc., the parent company of Janus Capital (the “Transaction”), announced in October 2016, which closed in the second quarter of 2017. In this regard, the Trustees reviewed information regarding the impact of the Transaction on the services to be provided by Janus Capital and each subadviser, as applicable, to the Funds under such agreements prior to the close of the Transaction as well as the services provided after the Transaction closed.

At a meeting held on December 7, 2017, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from February 1, 2018 through February 1, 2019, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the

Janus Investment Fund	41

Janus Henderson High-Yield Fund

Additional Information (unaudited)

agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees (excluding out of pocket costs), net of any waivers.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has been strong: for the 36 months ended September 30, 2017, approximately 70% of the Funds were in the top two quartiles of performance, as reported by Morningstar, and for the 12 months ended September 30, 2017, approximately 46% of the Funds were in the top two quartiles of performance, as reported by Morningstar.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Alternative Funds

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson International Long/Short Equity Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and the Fund’s limited performance history.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge

42	JUNE 30, 2018

Janus Henderson High-Yield Fund

Additional Information (unaudited)

quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Fixed-Income Funds

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Unconstrained Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Real Return Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Strategic Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

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Additional Information (unaudited)

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson International Small Cap Fund, the Trustees noted that, due to limited performance for the Fund, performance history was not a material factor.

• For Janus Henderson International Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that

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Additional Information (unaudited)

the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson All Asset Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

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Additional Information (unaudited)

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and the Fund’s limited performance history.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital and Intech had taken or were taking to improve performance, and the Fund’s limited performance history.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Intech had taken or were taking to improve performance.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Select Value Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

Janus Aspen Series

• For Janus Henderson Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

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Additional Information (unaudited)

• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Forty Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Allocation Portfolio – Moderate, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Research Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Technology Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Unconstrained Bond Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and the Fund’s limited performance history.

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Overseas Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Research Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Fund’s performance warranted continuation of the Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of

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Additional Information (unaudited)

that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration, but excluding out-of-pocket costs) fees for many of the Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 10% below the average total expenses of their respective Broadridge Expense Group peers and 18% below the average total expenses for their Broadridge Expense Universes; (3) management fees for the Funds, on average, were 8% below the average management fees for their Expense Groups and 9% below the average for their Expense Universes; and (4) Fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered the total expenses for each share class of each Fund compared to the average total expenses for its Broadridge Expense Group peers and to average total expenses for its Broadridge Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and expense waivers on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional clients and to the fees Janus Capital charges to funds subadvised by Janus Capital; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) Janus mutual fund investors enjoy reasonable fees relative to the fees charged to Janus institutional and subadvised fund investors; (4) in three of seven product categories, the Funds receive proportionally better pricing than the industry in relation to Janus institutional clients; and (5) in seven of eight strategies, Janus Capital has lower management fees than funds subadvised by Janus Capital’s portfolio managers.

The Trustees considered the fees for each Fund for its fiscal year ended in 2016, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Alternative Funds

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Long/Short Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were

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Additional Information (unaudited)

reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Fixed-Income Funds

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Unconstrained Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Real Return Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to waive 11 basis points of management fees effective February 1, 2018 and also has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Strategic Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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Additional Information (unaudited)

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson International Small Cap Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

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Additional Information (unaudited)

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson All Asset Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s total expenses effective June 5, 2017.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Research Fund, the Trustees noted that, although the Fund’s total expenses were equal to or exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective February 1, 2017.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

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Additional Information (unaudited)

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Select Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group averages for all share classes.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Janus Aspen Series

• For Janus Henderson Balanced Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Global Allocation Portfolio - Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Technology Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Unconstrained Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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Janus Henderson High-Yield Fund

Additional Information (unaudited)

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Overseas Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for its sole share class.

The Trustees reviewed information on the overall profitability to Janus Capital and its affiliates of their relationship with the Funds, and considered profitability data of other fund managers. The Trustees also considered the financial information, estimated profitability and corporate structure of Janus Capital’s parent company before and after the Transaction. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. The Trustees also noted that the Trustees’ independent fee consultant reviewed the overall profitability of Janus Capital’s parent company prior to the Transaction, and the independent fee consultant found that, while assessing the reasonableness of Fund expenses in light of such profits was dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons were limited in accuracy by differences in complex size, business mix, institutional account orientation and other factors, after accepting these limitations, the level of profit earned by Janus Capital’s parent company was reasonable. In this regard, the independent consultant concluded that the profitability of Janus Capital’s parent company did not show excess nor did it show any insufficiency that could limit the ability to invest the resources needed to drive strong future investment performance on behalf of the Funds.

Additionally, the Trustees considered the estimated profitability to Janus Capital from the investment management services it provided to each Fund. The Trustees also considered such estimated profitability taking into account the impact of the Transaction on Janus Capital’s expense structure on a pro forma basis. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Fund is necessarily a product of the allocation methodology utilized by Janus Capital to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant concluded that (1) the expense allocation methodology utilized by Janus Capital was reasonable and (2) the estimated profitability to Janus Capital from the investment management services it provided to each Fund was reasonable, including after taking into account the impact of the Transaction on Janus Capital’s expense structure on a pro forma basis. The Trustees also considered that the estimated profitability for an individual Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that Janus Capital’s estimated profitability with respect to each Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Funds was not a material factor in the Board’s approval of the reasonableness of any Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that each Fund’s total expenses were reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

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Additional Information (unaudited)

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted their independent fee consultant’s analysis of economies of scale in prior years. They also noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 86% of these Funds’ share classes have contractual management fees (gross of waivers) below their Broadridge expense group averages. They also noted that for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing certain of these Funds because they have not reached adequate scale. Moreover, as the assets of some of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

The independent fee consultant concluded that, given the limitations of various analytical approaches to economies of scale it had considered in prior years, and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus complex. The independent consultant concluded that (1) to the extent there were economies of scale at Janus Capital, Janus Capital’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Funds, Janus Capital appeared to be investing to increase the likelihood that these Funds will grow to a level to achieve any scale economies that may exist. Further, the independent fee consultant provided its belief that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Funds from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and/or the subadvisers benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Fund could attract other business to Janus Capital, the subadvisers or other Janus funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Funds.

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Janus Henderson High-Yield Fund

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was June 30, 2018. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

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Janus Henderson High-Yield Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. Also included are ratios of expenses and net investment income to average net assets.

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Janus Henderson High-Yield Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

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Trustees and Officers (unaudited)

The Fund’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Fund’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Fund’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Fund’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Aspen Series. Collectively, these two registered investment companies consist of 61 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Fund may also be officers and/or directors of Janus Capital. Except as otherwise disclosed, Fund officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer, as authorized by the Trustees.

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Managing Partner, Impact Investments, Athena Capital Advisors LLC (independent registered investment advisor) (since 2016) and Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations). Formerly, Chief Executive Officer, Imprint Capital (impact investment firm) (2013-2015) and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	61

Director of Mutual Fund Directors Forum (a non-profit organization serving independent directors of U.S. mutual funds), Chairman of the Board and Trustee of The Investment Fund for Foundations Investment Program (TIP) (consisting of 2 funds), and Director of the F.B. Heron Foundation (a private grantmaking foundation).

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Trustee	1/13-Present	Executive Vice President, Institutional Markets, of Black Creek Group (private equity real estate investment management firm) (since 2012). Formerly, Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	61

Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of MotiveQuest LLC (strategic social market research company) (2003-2016); Director of Nuveen Global Investors LLC (2007-2011); Director of Communities in Schools (2004-2010); and Director of Mutual Fund Education Alliance (until 2010).

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Janus Henderson High-Yield Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Managing Member and Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Venture Partner for The Edgewater Funds (a middle market private equity firm) (2002-2004); Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000); and Chief Investment Officer of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	61

Advisory Board Member, Innovate Partners Emerging Growth and Equity Fund I (early stage venture capital fund) (since 2014) and Managing Trustee of National Retirement Partners Liquidating Trust (since 2013). Formerly, Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013); Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009); Director of RemedyTemp, Inc. (temporary help services company) (1996-2006); and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	6/16-Present	Founder, Daraja Capital (advisory and investment firm) (since 2016), and Senior Advisor, Albright Stonebridge Group LLC (global strategy firm) (since 2016). Formerly, Senior Vice President (2011-2015), Albright Stonebridge Group LLC; and Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	61	Director of Brightwood Capital Advisors, LLC (since 2014).
Gary A. Poliner 151 Detroit Street Denver, CO 80206 DOB: 1953	Trustee	6/16-Present	Retired. Formerly, President (2010-2013) of Northwestern Mutual Life Insurance Company.	61

Director of MGIC Investment Corporation (private mortgage insurance) (since 2013) and West Bend Mutual Insurance Company (property/casualty insurance) (since 2013). Formerly, Trustee of Northwestern Mutual Life Insurance Company (2010-2013); and Director of Frank Russell Company (global asset management firm) (2008-2013).

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Janus Henderson High-Yield Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
James T. Rothe 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	1/97-Present	Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Co-founder and Managing Director of Roaring Fork Capital SBIC, L.P. (SBA SBIC fund focusing on private investment in public equity firms) (2004-2014), Professor of Business of the University of Colorado (2002-2004), and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	61	Formerly, Director of Red Robin Gourmet Burgers, Inc. (RRGB) (2004- 2014).
William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	6/84-Present	Retired. Formerly, President and founder of HPS Products and Corporate Vice President of MKS Instruments, Boulder, CO (a provider of advanced process control systems for the semiconductor industry) (1976-2012).	61	None

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Diane L. Wallace 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	6/17-Present	Retired.	61

Formerly, Independent Trustee, Henderson Global Funds (13 portfolios) (2015-2017); Independent Trustee, State Farm Associates' Funds Trust, State Farm Mutual Fund Trust, and State Farm Variable Product Trust (28 portfolios) (2013-2017). Chief Operating Officer, Senior Vice President-Operations, and Chief Financial Officer for Driehaus Capital Management, LLC (1988-2006); and Treasurer of Driehaus Mutual Funds (1996-2002).

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Janus Henderson High-Yield Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	61

Director of Chicago Community Trust (Regional Community Foundation), Chicago Council on Global Affairs, InnerWorkings (U.S. provider of print procurement solutions to corporate clients), Lurie Children’s Hospital (Chicago, IL), Shirley Ryan Ability Lab and Wrapports, LLC (digital communications company). Formerly, Director of Walmart (until 2017); Director of Chicago Convention & Tourism Bureau (until 2014); and The Field Museum of Natural History (Chicago, IL) (until 2014).

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Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Seth Meyer 151 Detroit Street Denver, CO 80206 DOB: 1976	Executive Vice President and Co-Portfolio Manager Janus Henderson High-Yield Fund	12/15-Present	Portfolio Manager for other Janus Henderson accounts.
Darrell Watters 151 Detroit Street Denver, CO 80206 DOB: 1963	Executive Vice President and Co-Portfolio Manager Janus Henderson High-Yield Fund	7/08-Present	Vice President of Janus Capital and Portfolio Manager for other Janus Henderson accounts.
Bruce L. Koepfgen 151 Detroit Street Denver, CO 80206 DOB: 1952	President and Chief Executive Officer	7/14-Present

Head of North America at Janus Henderson Investors and Janus Capital Management LLC (since 2017); Executive Vice President and Director of Janus International Holding LLC (since 2011); Executive Vice President of Janus Distributors LLC (since 2011); Vice President and Director of Intech Investment Management LLC (since 2011); Executive Vice President and Director of Perkins Investment Management LLC (since 2011); and Executive Vice President and Director of Janus Management Holdings Corporation (since 2011). Formerly, President of Janus Capital Group Inc. and Janus Capital Management LLC (2013-2017); Executive Vice President of Janus Services LLC (2011-2015), Janus Capital Group Inc. and Janus Capital Management LLC (2011-2013); and Chief Financial Officer of Janus Capital Group Inc., Janus Capital Management LLC, Janus Distributors LLC, Janus Management Holdings Corporation, and Janus Services LLC (2011-2013).

66	JUNE 30, 2018

Janus Henderson High-Yield Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Susan K. Wold 151 Detroit Street Denver, CO 80206 DOB: 1960	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	9/17-Present

Senior Vice President and Head of Compliance, North America for Janus Henderson (since September 2017); Formerly, Vice President, Head of Global Corporate Compliance, and Chief Compliance Officer for Janus
Capital Management LLC (May 2017- September 2017); Vice President, Compliance at Janus Capital Group Inc. and Janus Capital Management LLC (2005-2017).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital and Janus Services LLC.
Kathryn L. Santoro 151 Detroit Street Denver, CO 80206 DOB: 1974	Vice President, Chief Legal Counsel, and Secretary	12/16-Present

Vice President of Janus Capital and Janus Services LLC (since 2016). Formerly, Vice President and Associate Counsel of Curian Capital, LLC and Curian Clearing LLC (2013-2016); and General Counsel and Secretary (2011-2012) and Vice President (2009-2012) of Old Mutual Capital, Inc.

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

Janus Investment Fund	67

Janus Henderson High-Yield Fund

Notes

NotesPage1

68	JUNE 30, 2018

Janus Henderson High-Yield Fund

Notes

NotesPage2

Janus Investment Fund	69

Knowledge. Shared

At Janus Henderson, we believe in the sharing of expert insight for better investment and business decisions. We call this ethos Knowledge. Shared.

Learn more by visiting janushenderson.com.

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson, Janus, Henderson, Perkins, Intech and Henderson Geneva are trademarks or registered trademarks of Janus Henderson Investors. © Janus Henderson Investors. The name Janus Henderson Investors includes HGI Group Limited, Henderson Global Investors (Brand Management) Sarl and Janus International Holding LLC.

Funds distributed by Janus Henderson Distributors

125-02-93026 08-18

ANNUAL REPORT June 30, 2018

Janus Henderson International Long/Short Equity Fund

Janus Investment Fund

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson International Long/Short Equity Fund

Janus Henderson International Long/Short Equity Fund (unaudited)

FUND SNAPSHOT

A long/short portfolio that seeks capital appreciation over the long term through investment in equities of non-U.S. companies. The Fund seeks strong risk-adjusted returns by investing in long positions of equities that are believed to be undervalued and short positions of equities that are believed to be overvalued or poised to underperform.

Stephen Peak co-lead portfolio manager	Steve Johnstone co-lead portfolio manager	Sat Duhra co-portfolio manager	Junichi Inoue co-portfolio manager	Neil Hermon co-portfolio manager

PERFORMANCE

The Janus Henderson International Long/Short Equity Fund’s Class I Shares underperformed its benchmark, the MSCI EAFE® Index (USD Hedged), returning -2.63% versus a net benchmark return of 7.94%.

INVESTMENT ENVIRONMENT

International equities rose over the 12 months ending June 30, 2018. Returns over the first half of the period were particularly strong for U.S. investors, aided by U.S. dollar weakness, but this was tempered by a choppy market environment in the second half of the period.

PERFORMANCE DISCUSSION

Elements of the Europe strategy’s long book detracted from performance, with the market environment proving difficult for the contrarian investor in Europe. Notable detractors included BT Group, the UK telecom and media company, whose share price has struggled amid attention on their pension fund and a one-off accounting issue in their Italian business. We had been attracted to the opportunity presented by the share price weakness due to the strength of BT’s franchise across their mobile network, their TV business and the potential to upgrade the UK’s fiber access. Another detractor was Saga, a UK insurer and travel company that targets the over-50s market. The company has faced a tougher trading environment over the period.

The Fund’s most significant detractors were positions, both long and short, from the energy sector. Long positions in African Petroleum and Providence Resources negatively impacted the Fund after disappointing drilling results, while a short position in Neste also detracted from performance.

The UK strategy had strong contributors in both its long and short books. NMC Health was the Fund’s most significant contributor, from a long position perspective. NMC is a London-listed company that operates hospitals and health care facilities throughout the United Arab Emirates and is expanding elsewhere in the Middle East where health care service provision remains relatively low. The UK strategy’s short position in Carillion also contributed significantly, with the company eventually being forced into liquidation after incurring significant losses.

Other contributors to performance included the long position in XLMedia, a performance marketing company listed in London. The company works in particular with gambling and gaming companies, generating strong click-through rates for their clients. We also had a positive contribution from Sberbank, a Russian bank, in which we had a long position. We had been attracted to a very appealing dividend yield and exposure to an improving economic environment in Russia.

Please see the Derivative Instruments section in the “Notes to Financial Statements” for a discussion of derivatives used by the Fund.

OUTLOOK

Markets feel like they’re in the process of change. Conditions which have sustained such a long bull run, such as incredibly low interest rates, extraordinary monetary stimulus, minimal volatility and a lack of inflation, are beginning to ease. As we approach a more “normal” environment, we anticipate some form of rotation in market leadership with growth’s significant outperformance looking stretched.

We expect further choppy conditions as markets work through what we view as a rational re-pricing of risk. This leads us to believe that stocks, not sectors, will be important and the environment should be more favorable for the active manager.

Janus Investment Fund	1

Janus Henderson International Long/Short Equity Fund (unaudited)

Fund At A Glance

June 30, 2018

5 Top Performers - Holdings		5 Bottom Performers - Holdings
	Contribution		Contribution
Nmc Health PLC - Total Return Swap	1.74%	Providence Resources PLC	-1.06%
Victrex PLC - Total Return Swap	0.85%	African Petroleum Corp Ltd	-0.76%
XLMedia PLC	0.53%	BT Group PLC - Total Return Swap	-0.47%
STMicroelectronics NV	0.48%	Teva Pharmaceutical Industries Ltd (ADR)	-0.35%
Sberbank of Russia PJSC (ADR)	0.48%	Saga PLC	-0.34%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.

2	JUNE 30, 2018

Janus Henderson International Long/Short Equity Fund (unaudited)

Fund At A Glance

June 30, 2018

5 Largest Equity Holdings - (% of Net Assets)
Bayer AG
Pharmaceuticals	2.1%
Central European Media Enterprises Ltd
Media	1.8%
SoftBank Group Corp
Wireless Telecommunication Services	1.7%
Coats Group PLC
Textiles, Apparel & Luxury Goods	1.7%
Treasury Wine Estates Ltd
Beverages	1.6%
8.9%

Asset Allocation - (% of Net Assets)
Investment Companies	68.2%
Common Stocks	41.0%
Other	(9.2)%
100.0%

Emerging markets comprised 9.2% of total net assets.

Top Country Allocations - Long Positions - (% of Investment Securities)
As of June 30, 2018	As of June 30, 2017

Janus Investment Fund	3

Janus Henderson International Long/Short Equity Fund (unaudited)

Performance

See important disclosures on the next page.

			Expense Ratios -
Average Annual Total Return - for the periods ended June 30, 2018			per the October 27, 2017 prospectuses
	One Year	Since Inception*	Total Annual Fund Operating Expenses	Net Annual Fund Operating Expenses
Class A Shares at NAV	-3.25%	-0.79%	3.75%	3.06%
Class A Shares at MOP	-8.81%	-2.43%
Class C Shares at NAV	-3.45%	-1.35%	5.61%	3.77%
Class C Shares at CDSC	-4.38%	-1.35%
Class D Shares(1)	-2.41%	-1.27%	4.29%	2.89%
Class I Shares	-2.63%	-0.41%	4.32%	2.80%
Class N Shares	-2.45%	-0.52%	4.01%	2.75%
Class S Shares	-2.81%	-1.56%	4.57%	3.24%
Class T Shares	-2.57%	-1.33%	4.32%	2.99%
MSCI EAFE Index (USD Hedged) (Net)	7.94%	7.65%
Morningstar Quartile - Class I Shares	4th	4th
Morningstar Ranking - based on total returns for Long-Short Equity Funds	271/286	174/198

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Net expense ratios reflect the expense waiver, if any, contractually agreed to through November 1, 2018.

The expense ratios shown are estimated.

4	JUNE 30, 2018

Janus Henderson International Long/Short Equity Fund (unaudited)

Performance

Performance may be affected by risks that include those associated with non-diversification, portfolio turnover, short sales, potential conflicts of interest, foreign and emerging markets, initial public offerings (IPOs), high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), derivatives, and commodity-linked investments. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

See Financial Highlights for actual expense ratios during the reporting period.

Returns of the Fund shown prior to June 5, 2017, are those for Henderson International Long/Short Equity Fund (the “Predecessor Fund”), which merged into the Fund after the close of business on June 2, 2017. The Predecessor Fund was advised by Henderson Global Investors (North America) Inc. and subadvised by Henderson Investment Management Limited. Class A Shares, Class C Shares, Class I Shares, and Class R6 Shares of the Predecessor Fund were reorganized into Class A Shares, Class C Shares, Class I Shares, and Class N Shares, respectively, of the Fund. In connection with this reorganization, certain shareholders of the Predecessor Fund who held shares directly with the Predecessor Fund and not through an intermediary had the Class A Shares, Class C Shares, Class I Shares, and Class N Shares of the Fund received in the reorganization automatically exchanged for Class D Shares of the Fund following the reorganization. Class A Shares, Class C Shares, and Class I Shares of the Predecessor Fund commenced operations with the Predecessor Fund’s inception on December 9, 2014. Class R6 Shares of the Predecessor Fund commenced operations on November 30, 2015. Class D Shares, Class S Shares, and Class T Shares commenced operations on June 5, 2017.

Performance of Class A Shares shown for periods prior to June 5, 2017, reflects the performance of Class A Shares of the Predecessor Fund, calculated using the fees and expenses of Class A Shares of the Predecessor Fund, in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Performance of Class C Shares shown for periods prior to June 5, 2017, reflects the performance of Class C Shares of the Predecessor Fund, calculated using the fees and expenses of Class C Shares of the Predecessor Fund, in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Performance of Class I Shares shown for periods prior to June 5, 2017, reflects the performance of Class I Shares of the Predecessor Fund, calculated using the fees and expenses of Class I Shares of the Predecessor Fund, in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Performance of Class N Shares shown for periods prior to June 5, 2017, reflects the performance of Class R6 Shares of the Predecessor Fund, calculated using the fees and expenses of Class R6 Shares of the Predecessor Fund, in effect during the periods shown, net of any applicable fee and expense limitations or waivers, except that for periods prior to November 30, 2015, performance for Class N Shares reflects the performance of Class I Shares of the Predecessor Fund, calculated using the estimated fees and expenses of Class N Shares, net of any applicable fee and expense limitations or waivers.

Performance of Class S Shares shown for periods prior to June 5, 2017, reflects the performance of Class I Shares of the Predecessor Fund, calculated using the estimated fees and expenses of Class S Shares, net of any applicable fee and expense limitations or waivers.

Performance of Class T Shares shown for periods prior to June 5, 2017, reflects the performance of Class I Shares of the Predecessor Fund, calculated using the estimated fees and expenses of Class T Shares, net of any applicable fee and expense limitations or waivers.

Performance of Class D Shares shown for periods prior to June 5, 2017, reflects the performance of Class I Shares of the Predecessor Fund, calculated using the estimated fees and expenses of Class D Shares, net of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2018 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See important disclosures on the next page.

Janus Investment Fund	5

Janus Henderson International Long/Short Equity Fund (unaudited)

Performance

See “Useful Information About Your Fund Report.”

Effective 6/5/17, the Fund’s performance is compared to the MSCI EAFE Index (USD Hedged) net of foreign withholding taxes. Previously, the Predecessor Fund used the MSCI EAFE Index (USD Hedged) gross of foreign withholding taxes. The net version of the benchmark is believed to more closely reflect the Fund’s investment universe.

Effective July 9, 2018, the Fund is closed to new investors. The Fund will liquidate on or about August 24, 2018 and may deviate from its stated investment strategies and policies and accordingly cease being managed to meet its investment objective as it prepares for liquidation. See the prospectus supplement for further details.

*The Predecessor Fund’s inception date – December 9, 2014

(1) Closed to certain new investors.

6	JUNE 30, 2018

Janus Henderson International Long/Short Equity Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (1/1/18)	Ending Account Value (6/30/18)	Expenses Paid During Period (1/1/18 - 6/30/18)†	Beginning Account Value (1/1/18)	Ending Account Value (6/30/18)	Expenses Paid During Period (1/1/18 - 6/30/18)†	Net Annualized Expense Ratio (1/1/18 - 6/30/18)
Class A Shares	$1,000.00	$971.60	$17.01	$1,000.00	$1,007.54	$17.32	3.48%
Class C Shares	$1,000.00	$970.10	$19.00	$1,000.00	$1,005.50	$19.34	3.89%
Class D Shares	$1,000.00	$974.50	$15.23	$1,000.00	$1,009.37	$15.49	3.11%
Class I Shares	$1,000.00	$973.50	$14.83	$1,000.00	$1,009.77	$15.10	3.03%
Class N Shares	$1,000.00	$974.50	$14.49	$1,000.00	$1,010.12	$14.75	2.96%
Class S Shares	$1,000.00	$972.30	$15.89	$1,000.00	$1,008.68	$16.19	3.25%
Class T Shares	$1,000.00	$973.40	$15.22	$1,000.00	$1,009.37	$15.49	3.11%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Investment Fund	7

Janus Henderson International Long/Short Equity Fund

Schedule of Investments

June 30, 2018

Shares		Value
Common Stocks – 41.0%
Auto Components – 1.0%
TI Fluid Systems PLC	18,000	$58,908
Automobiles – 1.9%
Brilliance China Automotive Holdings Ltd	30,000	53,958
Suzuki Motor Corp	1,000	55,155
		109,113
Banks – 1.6%
Mitsubishi UFJ Financial Group Inc	16,100	91,328
Beverages – 1.6%
Treasury Wine Estates Ltd	7,210	93,097
Capital Markets – 1.2%
Burford Capital Ltd	3,658	72,104
Chemicals – 2.5%
Indorama Ventures PCL	49,000	80,800
Shin-Etsu Chemical Co Ltd	700	62,105
		142,905
Commercial Services & Supplies – 0.9%
Intrum AB	2,335	53,973
Electronic Equipment, Instruments & Components – 2.0%
Sunny Optical Technology Group Co Ltd	2,900	53,326
TDK Corp	600	61,190
		114,516
Hotels, Restaurants & Leisure – 1.5%
BNN Technology PLC*,¢	230,769	23,142
Galaxy Entertainment Group Ltd	8,000	61,406
		84,548
Household Durables – 1.4%
Sony Corp	1,600	82,101
Information Technology Services – 1.3%
Chinasoft International Ltd*	98,000	75,525
Insurance – 2.6%
ING Life Insurance Korea Ltd	1,802	67,635
Ping An Insurance Group Co of China Ltd	9,000	82,246
		149,881
Internet & Direct Marketing Retail – 1.0%
JD.com Inc (ADR)*	1,475	57,451
Internet Software & Services – 1.6%
XLMedia PLC	38,620	52,751
YY Inc (ADR)*	411	41,293
		94,044
Machinery – 1.0%
Komatsu Ltd	1,500	42,700
Weir Group PLC	621	16,380
		59,080
Media – 3.7%
Central European Media Enterprises Ltd*	25,000	103,750
Dentsu Inc	1,200	56,813
Schibsted ASA	1,700	51,622
		212,185
Metals & Mining – 1.1%
Nippon Steel & Sumitomo Metal Corp	3,300	64,732
Pharmaceuticals – 3.1%
Bayer AG	1,086	119,642
Takeda Pharmaceutical Co Ltd	1,400	59,131
		178,773
Real Estate Management & Development – 2.7%
APAC Realty Ltd	151,800	92,215
Mitsui Fudosan Co Ltd	2,600	62,681
		154,896

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	JUNE 30, 2018

Janus Henderson International Long/Short Equity Fund

Schedule of Investments

June 30, 2018

Shares		Value
Common Stocks – (continued)
Textiles, Apparel & Luxury Goods – 2.9%
Coats Group PLC	95,000	$97,394
Pandora A/S	1,000	69,899
		167,293
Tobacco – 1.6%
Japan Tobacco Inc	3,200	89,403
Wireless Telecommunication Services – 2.8%
KDDI Corp	2,200	60,157
SoftBank Group Corp	1,400	100,471
		160,628
Total Common Stocks (cost $2,630,908)		2,366,484
Investment Companies – 68.3%
Money Markets – 68.3%
Fidelity Investments Money Market Treasury Portfolio, 1.7500%ºº (cost $3,934,248)	3,934,248	3,934,248
Total Investments (total cost $6,565,156) – 109.3%		6,300,732
Cash, Receivables and Other Assets, net of Liabilities – (9.3)%		(538,543)
Net Assets – 100%		$5,762,189

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$3,934,248	62.4%
Japan	887,967	14.1
China	363,799	5.8
United Kingdom	320,679	5.1
Germany	119,642	1.9
Czech Republic	103,750	1.6
Australia	93,097	1.5
Singapore	92,215	1.5
Thailand	80,800	1.3
Denmark	69,899	1.1
South Korea	67,635	1.1
Hong Kong	61,406	1.0
Sweden	53,973	0.8
Norway	51,622	0.8

Total	$6,300,732	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson International Long/Short Equity Fund

Schedule of Investments

June 30, 2018

Schedule of Securities Sold Short – (% of Net Assets)

Shares		Value
Securities Sold Short – (25.2)%
Common Stocks Sold Short – (25.2)%
Automobiles – (1.1)%
Mitsubishi Motors Corp	7,600	$(60,517)
Banks – (1.1)%
Bendigo & Adelaide Bank Ltd	7,586	(61,212)
Beverages – (2.8)%
Coca-Cola Bottlers Japan Holdings Inc	2,000	(79,868)
Davide Campari-Milano SpA	10,000	(82,177)
		(162,045)
Capital Markets – (1.0)%
Hong Kong Exchanges & Clearing Ltd	1,921	(57,561)
Chemicals – (3.2)%
Asahi Kasei Corp	4,800	(60,933)
Givaudan SA	30	(68,025)
Novozymes A/S	1,150	(58,234)
		(187,192)
Consumer Finance – (1.6)%
FlexiGroup Ltd/Australia	55,659	(91,377)
Electric Utilities – (0.8)%
Orsted A/S	750	(45,441)
Electrical Equipment – (1.0)%
NKT A/S*	2,000	(54,669)
Food & Staples Retailing – (2.5)%
Aeon Co Ltd	2,500	(53,463)
Casino Guichard Perrachon SA	1,350	(52,321)
ICA Gruppen AB	1,250	(38,327)
		(144,111)
Health Care Equipment & Supplies – (1.4)%
Olympus Corp	2,200	(82,185)
Marine – (1.3)%
Kuehne + Nagel International AG	500	(75,133)
Media – (0.8)%
Singapore Press Holdings Ltd	25,000	(47,632)
Oil, Gas & Consumable Fuels – (1.5)%
Kunlun Energy Co Ltd	56,000	(48,902)
Neste Oyj	500	(39,091)
		(87,993)
Personal Products – (2.0)%
Kao Corp	700	(53,359)
Shiseido Co Ltd	800	(63,479)
		(116,838)
Pharmaceuticals – (2.4)%
H Lundbeck A/S	2,000	(140,451)
Specialty Retail – (0.7)%
GOME Retail Holdings Ltd*	381,000	(38,805)
Total Securities Sold Short (proceeds $1,419,042)		$(1,453,162)

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	JUNE 30, 2018

Janus Henderson International Long/Short Equity Fund

Schedule of Investments

June 30, 2018

Summary of Investments by Country - (Short Positions) (unaudited)

		% of Securities Sold Short

Country	Value
Japan	$(453,804)	31.2%
Denmark	(298,795)	20.6
Australia	(152,589)	10.5
Switzerland	(143,158)	9.8
China	(87,707)	6.0
Italy	(82,177)	5.7
Hong Kong	(57,561)	4.0
France	(52,321)	3.6
Singapore	(47,632)	3.3
Finland	(39,091)	2.7
Sweden	(38,327)	2.6

Total	$(1,453,162)	100.0%

Schedule of Forward Foreign Currency Exchange Contracts, Open

Counterparty/ Foreign Currency	Settlement Date	Foreign Currency Amount (Sold)/ Purchased	USD Currency Amount (Sold)/ Purchased	Market Value and Unrealized Appreciation/ (Depreciation)
BNP Paribas:
Australian Dollar	7/25/18	(1,247)	$943	$21
Australian Dollar	7/25/18	78,262	(58,230)	(321)
British Pound	7/25/18	(344,491)	456,755	1,685
British Pound	7/25/18	(1,061)	1,250	(151)
Danish Krone	7/25/18	1,455,280	(226,686)	1,891
Danish Krone	7/25/18	(35,329)	5,505	(44)
Euro	7/25/18	41,225	(47,845)	381
Euro	7/25/18	344	(425)	(23)
Hong Kong Dollar	7/25/18	255,007	(32,506)	13
Hong Kong Dollar	7/25/18	(1,603,109)	204,321	(98)
Japanese Yen	7/25/18	(49,895,597)	452,878	1,392
Japanese Yen	7/25/18	3,140,086	(28,543)	(130)
Norwegian Krone	7/25/18	417	(42)	9
Norwegian Krone	7/25/18	(424,997)	52,061	(197)
Singapore Dollar	7/25/18	(55,797)	41,362	376
Singapore Dollar	7/25/18	(4,717)	3,461	(4)
Swedish Krona	7/25/18	(168,818)	19,107	217

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	11

Janus Henderson International Long/Short Equity Fund

Schedule of Investments

June 30, 2018

Counterparty/ Foreign Currency	Settlement Date	Foreign Currency Amount (Sold)/ Purchased	USD Currency Amount (Sold)/ Purchased	Market Value and Unrealized Appreciation/ (Depreciation)
Swedish Krona	7/25/18	30,738	$(3,457)	(18)
Swiss Franc	7/25/18	140,768	(141,508)	1,000
Swiss Franc	7/25/18	(3,124)	3,142	(21)

				5,978
Citigroup Global Markets:
Korean Won	9/7/18	(71,551,472)	66,871	2,457
Thailand Baht	9/7/18	(2,775,730)	87,248	3,272

				5,729
JPMorgan Chase & Co.:
Korean Won	9/7/18	(239,617)	293	77
Total				$11,784

Schedule of Total Return Swaps
Counterparty/ Return Paid by the Fund	Return Received by the Fund	Payment Frequency	Termination Date	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)

Credit Suisse Securities (Europe) Limited:

INTU Properties REIT	1 month USD LIBOR plus 20 basis points	Monthly	12/7/18	4,096	GBP	$(652)
LG Electronics Inc	1 month USD LIBOR less 50 basis points	Monthly	8/8/18	30,733	USD	3,707
Carillion plc	1 month USD LIBOR less 4,000 basis points	Monthly	12/7/18	39,050	GBP	51,526
1 month USD LIBOR plus 20 basis points	Shire PLC	Monthly	12/7/18	39,690	GBP	3,856
Rolls-Royce Holdings	1 month USD LIBOR plus 20 basis points	Monthly	12/7/18	41,650	GBP	10,199
1 month USD LIBOR less 35 basis points	Societe Bank	Monthly	12/7/18	47,700	EUR	89
LG Display Co Ltd	1 month USD LIBOR less 45 basis points	Monthly	8/8/18	50,876	USD	11,471
Arrow Global Group PLC	1 month USD LIBOR less 30 basis points	Monthly	12/7/18	52,900	GBP	5,945
1 month USD LIBOR plus 20 basis points	BT Group plc	Monthly	12/7/18	53,547	GBP	4,141
1 month USD LIBOR less 35 basis points	Valeo	Monthly	12/7/18	54,600	EUR	9,178
1 month USD LIBOR plus 20 basis points	SIG	Monthly	12/7/18	56,000	GBP	(261)
Wistron Corp	1 month USD LIBOR less 166 basis points	Monthly	9/25/18	57,849	USD	2,969
Countrywide PLC	1 month USD LIBOR less 110 basis points	Monthly	12/7/18	60,480	GBP	49,972

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

12	JUNE 30, 2018

Janus Henderson International Long/Short Equity Fund

Schedule of Investments

June 30, 2018

Counterparty/ Return Paid by the Fund	Return Received by the Fund	Payment Frequency	Termination Date	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)

Credit Suisse Securities (Europe) Limited (continued):

1 month USD LIBOR plus 20 basis points	Scottish & Southern Energy	Monthly	12/7/18	60,773	GBP	193
Wetherspoon	1 month USD LIBOR less 90 basis points	Monthly	12/7/18	61,054	GBP	(849)
1 month USD LIBOR plus 20 basis points	Northgate PLC	Monthly	12/7/18	61,980	GBP	(1,296)
Metro Bank PLC	1 month USD LIBOR less 150 basis points	Monthly	12/7/18	62,016	GBP	1,046
1 month USD LIBOR plus 20 basis points	Babcock International Group PLC	Monthly	12/7/18	67,520	GBP	(2,834)
The Restaurant Group PLC	1 month USD LIBOR less 30 basis points	Monthly	12/7/18	68,420	GBP	8,615
Astrazeneca	1 month USD LIBOR less 30 basis points	Monthly	12/7/18	69,914	GBP	2,263
British American Tobacco	1 month USD LIBOR plus 20 basis points	Monthly	12/7/18	71,247	GBP	1,929
Woodford Patient Capital Trust PLC	1 month USD LIBOR less 144 basis points	Monthly	12/7/18	74,200	GBP	(11,591)
Danone SA	1 month USD LIBOR less 35 basis points	Monthly	12/7/18	74,485	EUR	2,681
Telit Communications plc	1 month USD LIBOR less 5,000 basis points	Monthly	12/7/18	78,500	GBP	1,748
NewRiver REIT PLC	1 month USD LIBOR less 175 basis points	Monthly	12/7/18	79,380	GBP	8,573
Hargreaves Lansdown PLC	1 month USD LIBOR less 30 basis points	Monthly	12/7/18	86,535	GBP	(2,842)
1 month USD LIBOR plus 20 basis points	Clinigen Group plc	Monthly	12/7/18	86,800	GBP	6,381
1 month USD LIBOR plus 20 basis points	Renault SA	Monthly	12/7/18	92,015	EUR	(14,086)
1 month USD LIBOR plus 20 basis points	St. Modwen Properties plc	Monthly	12/7/18	100,950	GBP	5,447
1 month USD LIBOR plus 20 basis points	Melrose Industries PLC	Monthly	12/7/18	107,820	GBP	(16,012)
1 month USD LIBOR plus 20 basis points	Balfour Beatty plc	Monthly	12/7/18	108,115	GBP	(11,683)
1 month USD LIBOR plus 20 basis points	Bellway plc	Monthly	12/7/18	114,520	GBP	(12,418)
1 month USD LIBOR plus 20 basis points	Paragon Group Companies plc	Monthly	12/7/18	120,100	GBP	(470)
Total						$116,935

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	13

Janus Henderson International Long/Short Equity Fund

Schedule of Investments

June 30, 2018

The following table, grouped by derivative type, provides information about the fair value and location of derivatives within the Statement of Assets and Liabilities as of June 30, 2018.

Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of June 30, 2018

	Currency Contracts	Equity Contracts	Total
Asset Derivatives:
Forward foreign currency exchange contracts	$ 12,791	$ -	$ 12,791
Outstanding swap contracts, at value	-	191,929	191,929

Total Asset Derivatives	$ 12,791	$191,929	$204,720

Liability Derivatives:
Forward foreign currency exchange contracts	$ 1,007	$ -	$ 1,007
Outstanding swap contracts, at value	-	74,994	74,994

Total Liability Derivatives	$ 1,007	$ 74,994	$ 76,001

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended June 30, 2018.

The effect of Derivative Instruments (not accounted for as hedging instruments) on the Statement of Operations for the year ended June 30, 2018

Amount of Realized Gain/(Loss) Recognized on Derivatives
Derivative	Currency Contracts	Equity Contracts	Total
Forward foreign currency exchange contracts	$(114,327)	$ -	$(114,327)
Swap contracts	-	657,727	657,727

Total	$(114,327)	$657,727	$ 543,400

Amount of Change in Unrealized Appreciation/Depreciation Recognized on Derivatives
Derivative	Currency Contracts	Equity Contracts	Total
Forward foreign currency exchange contracts	$ 24,749	$ -	$ 24,749
Swap contracts	-	137,272	137,272

Total	$ 24,749	$137,272	$ 162,021

Please see the "Net Realized Gain/(Loss) on Investments" and "Change in Unrealized Net Appreciation/Depreciation" sections of the Fund’s Statement of Operations.

Average Ending Monthly Market Value of Derivative Instruments During the Year Ended June 30, 2018

Market Value
Forward foreign currency exchange contracts, purchased	$ 1,287,261
Forward foreign currency exchange contracts, sold	2,976,306
Total return swaps, long	(1,118)
Total return swaps, short	141,183

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

14	JUNE 30, 2018

Janus Henderson International Long/Short Equity Fund

Notes to Schedule of Investments and Other Information

MSCI EAFE® Index	MSCI EAFE® (Europe, Australasia, Far East) Index reflects the equity market performance of developed markets, excluding the U.S. and Canada.

ADR	American Depositary Receipt
LIBOR	London Interbank Offered Rate
PCL	Public Company Limited
PJSC	Private Joint Stock Company
PLC	Public Limited Company

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of June 30, 2018.

¢	Security is valued using significant unobservable inputs.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of June 30, 2018. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quotes Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Common Stocks
Auto Components	$-	$58,908	$-
Automobiles	-	109,113	-
Banks	-	91,328	-
Beverages	-	93,097	-
Capital Markets	-	72,104	-
Chemicals	-	142,905	-
Commercial Services & Supplies	-	53,973	-
Electronic Equipment, Instruments & Components	-	114,516	-
Hotels, Restaurants & Leisure	-	61,406	23,142
Household Durables	-	82,101	-
Information Technology Services	-	75,525	-
Insurance	-	149,881	-
Internet Software & Services	41,293	52,751	-
Machinery	-	59,080	-
Media	103,750	108,435	-
Metals & Mining	-	64,732	-
Pharmaceuticals	-	178,773	-
Real Estate Management & Development	-	154,896	-
Textiles, Apparel & Luxury Goods	-	167,293	-
Tobacco	-	89,403	-
Wireless Telecommunication Services	-	160,628	-
All Other	57,451	-	-
Investment Companies	3,934,248	-	-
Total Investments in Securities	$4,136,742	$2,140,848	$23,142

Janus Investment Fund	15

Janus Henderson International Long/Short Equity Fund

Notes to Schedule of Investments and Other Information

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quotes Prices	Observable Inputs	Unobservable Inputs
Other Financial Instruments(a):
Forward Foreign Currency Exchange Contracts	-	12,791	-
Outstanding Swap Contracts, at Value	-	191,929	-
Total Assets	$4,136,742	$2,345,568	$23,142
Liabilities
Investments In Securities Sold Short:
Common Stocks
Automobiles	-	60,517	-
Banks	-	61,212	-
Beverages	-	162,045	-
Capital Markets	-	57,561	-
Chemicals	-	187,192	-
Consumer Finance	-	91,377	-
Electric Utilities	-	45,441	-
Electrical Equipment	-	54,669	-
Food & Staples Retailing	-	144,111	-
Health Care Equipment & Supplies	-	82,185	-
Marine	-	75,133	-
Media	-	47,632	-
Oil, Gas & Consumable Fuels	-	87,993	-
Personal Products	-	116,838	-
Pharmaceuticals	-	140,451	-
Specialty Retail	-	38,805	-
Total Investments In Securities Sold Short:	$-	$1,453,162	$-
Other Financial Instruments(a):
Forward Foreign Currency Exchange Contracts	-	1,007	-
Outstanding Swap Contracts, at Value	-	74,994	-
Total Liabilities	$-	$1,529,163	$-

(a)

Other financial instruments include forward foreign currency exchange, futures, written options, written swaptions, and swap contracts. Forward foreign currency exchange contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date. Futures, certain written options on futures, and centrally cleared swap contracts are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Written options, written swaptions, and other swap contracts are reported at their market value at measurement date.

16	JUNE 30, 2018

Janus Henderson International Long/Short Equity Fund

Statement of Assets and Liabilities

June 30, 2018

See footnotes at the end of the Statement.

Assets:
Investments, at value(1)	$6,300,732
Cash	291
Deposits with brokers for OTC derivatives	350,000
Deposits with brokers for short sales	418,441
Forward foreign currency exchange contracts	12,791
Cash denominated in foreign currency(2)	20,728
Outstanding swap contracts, at value	191,929
Non-interested Trustees' deferred compensation	121
Receivables:
Investments sold	42,343
Due from adviser	15,738
Foreign tax reclaims	9,495
Dividends and interest on swap contracts	8,991
Dividends	7,494
Interest	5,440
Other assets	26
Total Assets	7,384,560
Liabilities:
Short sales, at value(3)	1,453,162
Forward foreign currency exchange contracts	1,007
Outstanding swap contracts, at value	74,994
Payables:	—
Professional fees	41,329
Dividends and interest on swap contracts	17,272
Non-affiliated fund administration fees payable	14,548
Advisory fees	6,095
Custodian fees	2,602
Transfer agent fees and expenses	773
12b-1 Distribution and shareholder servicing fees	331
Non-interested Trustees' deferred compensation fees	121
Non-interested Trustees' fees and expenses	101
Affiliated fund administration fees payable	12
Accrued expenses and other payables	10,024
Total Liabilities	1,622,371
Net Assets	$5,762,189

See Notes to Financial Statements.

Janus Investment Fund	17

Janus Henderson International Long/Short Equity Fund

Statement of Assets and Liabilities

June 30, 2018

Net Assets Consist of:
Capital (par value and paid-in surplus)	$5,889,222
Undistributed net investment income/(loss)	69,453
Undistributed net realized gain/(loss) from investments and foreign currency transactions	(26,620)
Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	(169,866)
Total Net Assets	$5,762,189
Net Assets - Class A Shares	$99,562
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	11,196
Net Asset Value Per Share(4)	$8.89
Maximum Offering Price Per Share(5)	$9.43
Net Assets - Class C Shares	$384,619
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	43,880
Net Asset Value Per Share(4)	$8.77
Net Assets - Class D Shares	$114,345
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	13,011
Net Asset Value Per Share	$8.79
Net Assets - Class I Shares	$765,083
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	87,174
Net Asset Value Per Share	$8.78
Net Assets - Class N Shares	$4,298,539
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	489,981
Net Asset Value Per Share	$8.77
Net Assets - Class S Shares	$48,502
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	5,531
Net Asset Value Per Share	$8.77
Net Assets - Class T Shares	$51,539
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	5,872
Net Asset Value Per Share	$8.78

(1) Includes cost of $6,565,156.

(2) Includes cost of $20,728.

(3) Includes proceeds of $1,419,042.

(4) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(5) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

18	JUNE 30, 2018

Janus Henderson International Long/Short Equity Fund

Statement of Operations

For the year ended June 30, 2018

Investment Income:
Dividends	$154,501
Other income	519
Foreign tax withheld	(8,356)
Total Investment Income	146,664
Expenses:
Advisory fees	116,758
12b-1 Distribution and shareholder servicing fees:
Class A Shares	514
Class C Shares	1,404
Class S Shares	104
Transfer agent administrative fees and expenses:
Class D Shares	126
Class S Shares	124
Class T Shares	127
Transfer agent networking and omnibus fees:
Class A Shares	127
Class C Shares	20
Class I Shares	3,899
Other transfer agent fees and expenses:
Class A Shares	221
Class C Shares	31
Class D Shares	47
Class I Shares	691
Class N Shares	373
Class T Shares	11
Short sales dividends expense	56,493
Short sale fees and expenses	55,142
Professional fees	53,611
Registration fees	27,547
Non-affiliated fund administration fees	14,549
Custodian fees	11,162
Shareholder reports expense	2,427
Affiliated fund administration fees	636
Non-interested Trustees’ fees and expenses	125
Other expenses	9,678
Total Expenses	355,947
Less: Excess Expense Reimbursement and Waivers	(101,165)
Net Expenses	254,782
Net Investment Income/(Loss)	(108,118)
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	1,035,334
Forward foreign currency exchange contracts	(114,327)
Short sales	(833,788)
Swap contracts	657,727
Total Net Realized Gain/(Loss) on Investments	744,946
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	(1,176,898)
Forward foreign currency exchange contracts	24,749
Short sales	339,755
Swap contracts	137,272
Total Change in Unrealized Net Appreciation/Depreciation	(675,122)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$(38,294)

See Notes to Financial Statements.

Janus Investment Fund	19

Janus Henderson International Long/Short Equity Fund

Statements of Changes in Net Assets

	Year ended June 30, 2018	Period ended June 30, 2017(1)(2)	Year ended July 31, 2016(3)

Operations:
Net investment income/(loss)	$(108,118)	$(242,444)	$(342,498)
Net realized gain/(loss) on investments	744,946	331,936	(1,006,327)
Change in unrealized net appreciation/depreciation	(675,122)	193,439	174,893
Net Increase/(Decrease) in Net Assets Resulting from Operations	(38,294)	282,931	(1,173,932)
Dividends and Distributions to Shareholders:
Dividends from Net Investment Income
Class A Shares	(5,383)	—	(7,080)
Class C Shares	(3,420)	(4,283)	(2,841)
Class D Shares	(6,026)	—	N/A
Class I Shares	(56,529)	(223,699)	(19,072)
Class N Shares	(261,758)	(110,041)	(164,331)
Class S Shares	(2,674)	—	N/A
Class T Shares	(2,738)	—	N/A
Total Dividends from Net Investment Income	(338,528)	(338,023)	(193,324)
Distributions from Net Realized Gain from Investment Transactions
Class A Shares	—	—	(676)
Class C Shares	—	—	(333)
Class I Shares	—	—	(3,476)
Class N Shares	—	—	(15,567)
Total Distributions from Net Realized Gain from Investment Transactions	—	—	(20,052)
Net Decrease from Dividends and Distributions to Shareholders	(338,528)	(338,023)	(213,376)
Capital Share Transactions:
Class A Shares	(1,039,528)	(16,826,819)	18,451,807
Class C Shares	292,955	(129,792)	136,714
Class D Shares	41,406	82,456	N/A
Class I Shares	(9,414,428)	(139,720)	4,765,039
Class N Shares	—	(35,028)	5,005,170
Class S Shares	2,674	50,010	N/A
Class T Shares	5,737	50,010	N/A
Net Increase/(Decrease) from Capital Share Transactions	(10,111,184)	(16,948,883)	28,358,730
Net Increase/(Decrease) in Net Assets	(10,488,006)	(17,003,975)	26,971,422
Net Assets:
Beginning of period	16,250,195	33,254,170	6,282,748
End of period	$5,762,189	$16,250,195	$33,254,170

Undistributed Net Investment Income/(Loss)	$69,453	$(160,014)	$(489,908)

(1) Period from June 5, 2017 (inception date) through June 30, 2017 for Class D Shares, Class S Shares and Class T Shares.

(2) Period from August 1, 2016 through June 30, 2017. The Fund changed its fiscal year end from July 31 to June 30.

(3) Period from November 30, 2015 (inception date) through July 31, 2016 for Class N Shares.

See Notes to Financial Statements.

20	JUNE 30, 2018

Janus Henderson International Long/Short Equity Fund

Statements of Cash Flows

For the year ended June 30, 2018

Cash Flows from Operating Activities:
Net increase/(decrease) in net assets resulting from operations	$(38,294)
Adjustments to reconcile net increase/(decrease) in net assets resulting from operations to net cash provided by/(used in) operating activities:
Purchases of investments in securities	(3,824,217)
Payments to cover short sales	(7,911,060)
Proceeds from disposition of investments in securities	10,155,636
Proceeds from short sales	3,318,944
Short term investments, net	6,930,077
Net realized gain/(loss):
Investments and foreign currency transactions	(1,035,334)
Short sales	833,788
Change in unrealized net appreciation/depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	1,176,898
Forward foreign currency exchange contracts	(24,749)
Short sales	(339,755)
Swap contracts	(137,272)
Changes in assets and liabilities:
(Increase)/decrease in assets:
Restricted cash	2,161,288
Deposits with brokers for OTC derivatives	(350,000)
Deposits with brokers for short sales	(418,441)
Non-interested Trustees' deferred compensation	168
Receivables:
Dividends	6,803
Foreign tax reclaims	(1,972)
Interest	(5,440)
Dividends and interest on swap contracts	(5,861)
Due from adviser	(15,738)
Investments sold	(42,343)
Other assets	27,485
Increase/(decrease) in liabilities:
Payables:	—
Dividends and interest on swap contracts	16,143
Advisory fees	5,531
12b-1 Distribution and shareholder servicing fees	(26)
Transfer agent fees and expenses	(2,037)
Investments purchased	(34,595)
Accrued expenses and other payables	14,963
Net Cash Provided By/(Used In) Operating Activities	$10,460,590
Proceeds from shares sold	$440,886
Payments on shares repurchased	(10,628,378)
Cash distributions paid*	(262,220)
Net cash provided by/(used in) financing activities	$(10,449,712)
Net increase/(decrease) in cash during the year	$10,878
Cash and cash denominated in foreign currency, beginning balance	$10,141
Cash and cash denominated in foreign currency, ending balance	$21,019
*Non-cash reinvestment of Fund distributions of $76,308.

See Notes to Financial Statements.

Janus Investment Fund	21

Janus Henderson International Long/Short Equity Fund

Financial Highlights

Class A Shares
For a share outstanding during the year or period ended June 30	2018	2017(1)
Net Asset Value, Beginning of Period	$9.69	$9.45
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	(0.15)	(0.16)
Net realized and unrealized gain/(loss)	(0.16)(3)	0.40
Total from Investment Operations	(0.31)	0.24
Less Dividends and Distributions:
Dividends (from net investment income)	(0.49)	—
Total Dividends and Distributions	(0.49)	—
Net Asset Value, End of Period	$8.89	$9.69
Total Return*	(3.36)%(4)	2.54%
Net Assets, End of Period (in thousands)	$100	$1,128
Average Net Assets for the Period (in thousands)	$220	$1,495
Ratios to Average Net Assets**:
Ratio of Gross Expenses	3.74%	3.85%
Ratio of Net Expenses (After Waivers and Expense Offsets)	2.73%	2.49%
Ratio of Net Investment Income/(Loss)	(1.44)%	(1.62)%
Portfolio Turnover Rate	140%	186%

Class C Shares
For a share outstanding during the year or period ended June 30	2018	2017(1)
Net Asset Value, Beginning of Period	$9.39	$9.38
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	(0.16)	(0.23)
Net realized and unrealized gain/(loss)	(0.15)(3)	0.42
Total from Investment Operations	(0.31)	0.19
Less Dividends and Distributions:
Dividends (from net investment income)	(0.31)	(0.18)
Total Dividends and Distributions	(0.31)	(0.18)
Net Asset Value, End of Period	$8.77	$9.39
Total Return*	(3.45)%	2.06%
Net Assets, End of Period (in thousands)	$385	$104
Average Net Assets for the Period (in thousands)	$140	$218
Ratios to Average Net Assets**:
Ratio of Gross Expenses	6.02%	5.21%
Ratio of Net Expenses (After Waivers and Expense Offsets)	3.82%	3.74%
Ratio of Net Investment Income/(Loss)	(1.78)%	(2.66)%
Portfolio Turnover Rate	140%	186%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from August 1, 2016 through June 30, 2017. The Fund changed its fiscal year end from July 31 to June 30.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

(3) This amount does not agree with the change in the aggregate gains and losses in the Fund's securities for the year or period due to the timing of sales and repurchases of the Fund's shares in relation to fluctuating market values for the Fund's securities.

(4) The return includes adjustments in accordance with generally accepted accounting principles required at period end date.

See Notes to Financial Statements.

22	JUNE 30, 2018

Janus Henderson International Long/Short Equity Fund

Financial Highlights

Class A Shares
For a share outstanding during the year or period ended July 31	2016	2015(1)
Net Asset Value, Beginning of Period	$10.27	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	(0.14)	(0.12)
Net realized and unrealized gain/(loss)	(0.32)	0.39
Total from Investment Operations	(0.46)	0.27
Less Dividends and Distributions:
Dividends (from net investment income)	(0.33)	—
Distributions (from capital gains)	(0.03)	—
Total Dividends and Distributions	(0.36)	—
Net Asset Value, End of Period	$9.45	$10.27
Total Return*	(4.59)%	2.70%
Net Assets, End of Period (in thousands)	$18,046	$199
Average Net Assets for the Period (in thousands)	$9,016	$142
Ratios to Average Net Assets**:
Ratio of Gross Expenses	4.22%(3)	10.12%
Ratio of Net Expenses (After Waivers and Expense Offsets)	3.53%	4.00%
Ratio of Net Investment Income/(Loss)	(1.47)%	(1.84)%
Portfolio Turnover Rate	274%	285%

Class C Shares
For a share outstanding during the year or period ended July 31	2016	2015(1)
Net Asset Value, Beginning of Period	$10.22	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	(0.22)	(0.17)
Net realized and unrealized gain/(loss)	(0.32)	0.39
Total from Investment Operations	(0.54)	0.22
Less Dividends and Distributions:
Dividends (from net investment income)	(0.27)	—
Distributions (from capital gains)	(0.03)	—
Total Dividends and Distributions	(0.30)	—
Net Asset Value, End of Period	$9.38	$10.22
Total Return*	(5.39)%	2.20%
Net Assets, End of Period (in thousands)	$233	$102
Average Net Assets for the Period (in thousands)	$114	$101
Ratios to Average Net Assets**:
Ratio of Gross Expenses	5.91%(3)	10.83%
Ratio of Net Expenses (After Waivers and Expense Offsets)	3.61%	4.72%
Ratio of Net Investment Income/(Loss)	(2.28)%	(2.55)%
Portfolio Turnover Rate	274%	285%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from December 9, 2014 (inception date) through July 31, 2015.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

(3) The Ratio of Gross Expenses include a reimbursement of prior period custodian out-of-pocket expenses. The Ratio of Gross Expenses would have been 0.04% higher had the custodian not reimbursed the Fund.

See Notes to Financial Statements.

Janus Investment Fund	23

Janus Henderson International Long/Short Equity Fund

Financial Highlights

Class D Shares
For a share outstanding during the year or period ended June 30	2018	2017(1)
Net Asset Value, Beginning of Period	$9.53	$9.58
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	(0.11)	—(3)
Net realized and unrealized gain/(loss)	(0.10)(4)	(0.05)(4)
Total from Investment Operations	(0.21)	(0.05)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.53)	—
Total Dividends and Distributions	(0.53)	—
Net Asset Value, End of Period	$8.79	$9.53
Total Return*	(2.41)%	(0.52)%
Net Assets, End of Period (in thousands)	$114	$82
Average Net Assets for the Period (in thousands)	$105	$80
Ratios to Average Net Assets**:
Ratio of Gross Expenses	5.42%	4.18%
Ratio of Net Expenses (After Waivers and Expense Offsets)	2.97%	2.91%
Ratio of Net Investment Income/(Loss)	(1.17)%	(0.72)%
Portfolio Turnover Rate	140%	186%

Class I Shares
For a share outstanding during the year or period ended June 30	2018	2017(5)
Net Asset Value, Beginning of Period	$9.53	$9.49
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	(0.12)	(0.14)
Net realized and unrealized gain/(loss)	(0.13)(4)	0.40
Total from Investment Operations	(0.25)	0.26
Less Dividends and Distributions:
Dividends (from net investment income)	(0.50)	(0.22)
Total Dividends and Distributions	(0.50)	(0.22)
Net Asset Value, End of Period	$8.78	$9.53
Total Return*	(2.85)%(6)	2.85%
Net Assets, End of Period (in thousands)	$765	$10,162
Average Net Assets for the Period (in thousands)	$4,314	$9,926
Ratios to Average Net Assets**:
Ratio of Gross Expenses	3.29%	4.28%
Ratio of Net Expenses (After Waivers and Expense Offsets)	2.57%	2.76%
Ratio of Net Investment Income/(Loss)	(1.19)%	(1.61)%
Portfolio Turnover Rate	140%	186%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from June 5, 2017 (inception date) through June 30, 2017.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

(3) Less than $0.005 on a per share basis.

(4) This amount does not agree with the change in the aggregate gains and losses in the Fund’s securities for the year or period due to the timing of sales and repurchases of the Fund’s shares in relation to fluctuating market values for the Fund’s securities.

(5) Period from August 1, 2016 through June 30, 2017. The Fund changed its fiscal year end from July 31 to June 30.

(6) The return includes adjustments in accordance with generally accepted accounting principles required at period end date.

See Notes to Financial Statements.

24	JUNE 30, 2018

Janus Henderson International Long/Short Equity Fund

Financial Highlights

Class I Shares
For a share outstanding during the year or period ended July 31	2016	2015(1)
Net Asset Value, Beginning of Period	$10.28	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	(0.12)	(0.10)
Net realized and unrealized gain/(loss)	(0.31)	0.38
Total from Investment Operations	(0.43)	0.28
Less Dividends and Distributions:
Dividends (from net investment income)	(0.33)	—
Distributions (from capital gains)	(0.03)	—
Total Dividends and Distributions	(0.36)	—
Net Asset Value, End of Period	$9.49	$10.28
Total Return*	(4.27)%	2.80%
Net Assets, End of Period (in thousands)	$10,295	$5,982
Average Net Assets for the Period (in thousands)	$6,436	$5,250
Ratios to Average Net Assets**:
Ratio of Gross Expenses	4.75%(3)	9.70%
Ratio of Net Expenses (After Waivers and Expense Offsets)	2.81%	3.63%
Ratio of Net Investment Income/(Loss)	(1.20)%	(1.49)%
Portfolio Turnover Rate	274%	285%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from December 9, 2014 (inception date) through July 31, 2015.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

(3) The Ratio of Gross Expenses include a reimbursement of prior period custodian out-of-pocket expenses. The Ratio of Gross Expenses would have been 0.04% higher had the custodian not reimbursed the Fund.

See Notes to Financial Statements.

Janus Investment Fund	25

Janus Henderson International Long/Short Equity Fund

Financial Highlights

Class N Shares
For a share outstanding during the year or period ended June 30	2018	2017(1)
Net Asset Value, Beginning of Period	$9.54	$9.48
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	(0.10)	(0.14)
Net realized and unrealized gain/(loss)	(0.14)(3)	0.42
Total from Investment Operations	(0.23)	0.28
Less Dividends and Distributions:
Dividends (from net investment income)	(0.53)	(0.22)
Total Dividends and Distributions	(0.53)	(0.22)
Net Asset Value, End of Period	$8.77	$9.54
Total Return*	(2.66)%(4)	2.98%
Net Assets, End of Period (in thousands)	$4,298	$4,674
Average Net Assets for the Period (in thousands)	$4,535	$4,678
Ratios to Average Net Assets**:
Ratio of Gross Expenses	4.10%	4.18%
Ratio of Net Expenses (After Waivers and Expense Offsets)	2.79%	2.75%
Ratio of Net Investment Income/(Loss)	(1.07)%	(1.61)%
Portfolio Turnover Rate	140%	186%

Class S Shares
For a share outstanding during the year or period ended June 30	2018	2017(5)
Net Asset Value, Beginning of Period	$9.53	$9.58
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	(0.13)	(0.01)
Net realized and unrealized gain/(loss)	(0.12)(3)	(0.04)(3)
Total from Investment Operations	(0.25)	(0.05)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.51)	—
Total Dividends and Distributions	(0.51)	—
Net Asset Value, End of Period	$8.77	$9.53
Total Return*	(2.81)%	(0.52)%
Net Assets, End of Period (in thousands)	$49	$50
Average Net Assets for the Period (in thousands)	$50	$50
Ratios to Average Net Assets**:
Ratio of Gross Expenses	6.06%	4.51%
Ratio of Net Expenses (After Waivers and Expense Offsets)	3.13%	3.28%
Ratio of Net Investment Income/(Loss)	(1.40)%	(1.07)%
Portfolio Turnover Rate	140%	186%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from August 1, 2016 through June 30, 2017. The Fund changed its fiscal year end from July 31 to June 30.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

(3) This amount does not agree with the change in the aggregate gains and losses in the Fund’s securities for the year or period due to the timing of sales and repurchases of the Fund’s shares in relation to fluctuating market values for the Fund’s securities.

(4) The return includes adjustments in accordance with generally accepted accounting principles required at period end date.

(5) Period from June 5, 2017 (inception date) through June 30, 2017.

See Notes to Financial Statements.

26	JUNE 30, 2018

Janus Henderson International Long/Short Equity Fund

Financial Highlights

Class N Shares
For a share outstanding during the period ended July 31	2016(1)
Net Asset Value, Beginning of Period	$10.14
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	(0.09)
Net realized and unrealized gain/(loss)	(0.21)
Total from Investment Operations	(0.30)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.33)
Distributions (from capital gains)	(0.03)
Total Dividends and Distributions	(0.36)
Net Asset Value, End of Period	$9.48
Total Return*	(3.03)%
Net Assets, End of Period (in thousands)	$4,681
Average Net Assets for the Period (in thousands)	$4,799
Ratios to Average Net Assets**:
Ratio of Gross Expenses	4.23%(3)
Ratio of Net Expenses (After Waivers and Expense Offsets)	2.99%
Ratio of Net Investment Income/(Loss)	(1.39)%
Portfolio Turnover Rate	274%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from November 30, 2015 (inception date) through July 31, 2016.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

(3) The Ratio of Gross Expenses include a reimbursement of prior period custodian out-of-pocket expenses. The Ratio of Gross Expenses would have been 0.01% higher had the custodian not reimbursed the Fund.

See Notes to Financial Statements.

Janus Investment Fund	27

Janus Henderson International Long/Short Equity Fund

Financial Highlights

Class T Shares
For a share outstanding during the year or period ended June 30	2018	2017(1)
Net Asset Value, Beginning of Period	$9.53	$9.58
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	(0.11)	(0.01)
Net realized and unrealized gain/(loss)	(0.12)(3)	(0.04)(3)
Total from Investment Operations	(0.23)	(0.05)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.52)	—
Total Dividends and Distributions	(0.52)	—
Net Asset Value, End of Period	$8.78	$9.53
Total Return*	(2.57)%	(0.52)%
Net Assets, End of Period (in thousands)	$52	$50
Average Net Assets for the Period (in thousands)	$51	$50
Ratios to Average Net Assets**:
Ratio of Gross Expenses	5.86%	4.24%
Ratio of Net Expenses (After Waivers and Expense Offsets)	2.94%	3.01%
Ratio of Net Investment Income/(Loss)	(1.20)%	(0.80)%
Portfolio Turnover Rate	140%	186%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from June 5, 2017 (inception date) through June 30, 2017.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

(3) This amount does not agree with the change in the aggregate gains and losses in the Fund’s securities for the year or period due to the timing of sales and repurchases of the Fund’s shares in relation to fluctuating market values for the Fund’s securities.

See Notes to Financial Statements.

28	JUNE 30, 2018

Janus Henderson International Long/Short Equity Fund

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Janus Henderson International Long/Short Equity Fund (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 49 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks long-term capital appreciation. The Fund is classified as diversified, as defined in the 1940 Act.

Pursuant to the Agreement and Plan of Reorganization, the Fund acquired all the assets and liabilities of the Henderson International Long/Short Equity Fund (the “Predecessor Fund”), a series of Henderson Global Funds, in exchange for Class A, Class C, Class I and Class N Fund shares having an aggregate net asset value equal to the value of the aggregate net assets of the same share class of the Predecessor Fund (except that Class R6 Predecessor Fund shares were exchanged for Class N Fund shares) (the “Reorganization”). The Reorganization occurred at the close of business on June 2, 2017.

The Predecessor Fund and the Fund had identical investment objectives and substantially similar investment policies and principal risks. For financial reporting purposes, the Predecessor Fund’s financial and performance history prior to the Reorganization is carried forward and reflected in the Fund’s financial statements and financial highlights.

The last fiscal year end of the Predecessor Fund was July 31, 2016. Subsequent to July 31, 2016, the Fund changed its fiscal year end to June 30, 2017, to reflect the fiscal year end of certain funds of the Trust.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares. Class D Shares are closed to certain new investors.

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus Henderson funds. Class D Shares are available only to investors who hold accounts directly with the Janus Henderson funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of: 1) certain adviser-assisted, employer-sponsored retirement plans, including 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans; and 2) retail investors purchasing in qualified or nonqualified accounts, whose accounts are held through an omnibus account at their financial intermediary, and where the financial intermediary requires no payment or reimbursement from the Fund, Janus Capital Management LLC (“Janus Capital”), or its affiliates. Class N Shares are also available to Janus Henderson proprietary products and to certain direct institutional investors approved by Janus Distributors LLC dba Janus Henderson Distributors (“Janus Henderson Distributors”) including, but not limited to, corporations, certain retirement plans, public plans, and foundations and endowments, subject to minimum investment requirements.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class S Shares on their supermarket platforms.

Janus Investment Fund	29

Janus Henderson International Long/Short Equity Fund

Notes to Financial Statements

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic

30	JUNE 30, 2018

Janus Henderson International Long/Short Equity Fund

Notes to Financial Statements

fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

Assets categorized as Level 3 in the hierarchy have been fair valued as follows:

1) BNN Technology PLC: last trade price of 0.076 GBP prior to a trading halt. No other significant unobservable inputs were used.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2018 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

The Fund recognizes transfers between the levels as of the beginning of the fiscal year. The following describes the amounts of transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the year.

Financial assets of $1,348,322 were transferred out of Level 1 to Level 2 since certain foreign equity prices were applied a fair valuation adjustment factor at the end of the current period and no factor was applied at the end of the prior fiscal year.

Financial assets of $177,300 were transferred out of Level 1 to Level 3 since the current market for the securities with quoted prices are not considered active.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Janus Investment Fund	31

Janus Henderson International Long/Short Equity Fund

Notes to Financial Statements

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Funds’ equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

On December 22, 2017, the Tax Cuts and Jobs Act was signed into law. Currently, Management does not believe the bill will have a material impact on the Fund’s intention to continue to qualify as a regulated investment company, which is generally not subject to U.S. federal income tax.

2. Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the year ended June 30, 2018 is discussed in further detail below. A summary of derivative activity by the Fund is reflected in the tables at the end of the Schedule of Investments.

The Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

32	JUNE 30, 2018

Janus Henderson International Long/Short Equity Fund

Notes to Financial Statements

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry of commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. Additionally, the Fund may deposit cash and/or treasuries as collateral with the counterparty and/or custodian daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized loss on OTC derivative contracts with a particular counterparty. All liquid securities and restricted cash are considered to cover in an amount at all times equal to or greater than the Fund’s commitment with respect to certain exchange-traded derivatives, centrally cleared derivatives, forward foreign currency exchange contracts, short sales, and/or securities with extended settlement dates. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital's ability to establish and maintain appropriate systems and trading.

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Notes to Financial Statements

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Fund may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Fund may also invest in forward currency contracts for non-hedging purposes such as seeking to enhance returns. The Fund is subject to currency risk and counterparty risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

Forward currency contracts are valued by converting the foreign value to U.S. dollars by using the current spot U.S. dollar exchange rate and/or forward rate for that currency. Exchange and forward rates as of the close of the NYSE shall be used to value the forward currency contracts.

The unrealized appreciation/(depreciation) for forward currency contracts is reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations for the change in unrealized net appreciation/depreciation (if applicable). The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a forward currency contract is reported on the Statement of Operations (if applicable).

The Fund may enter into forward currency contracts with the obligation to purchase foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund and/or in order to take a positive outlook on the related currency to increase exposure to currency risk.

The Fund may enter into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund and/or in order to take a negative outlook on the related currency to increase exposure to currency risk.

Swaps

Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year to exchange one set of cash flows for another. The most significant factor in the performance of swap agreements is the change in value of the specific index, security, or currency, or other factors that determine the amounts of payments due to and from the Fund. The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Swap transactions may in some instances involve the delivery of securities or other underlying assets by the Fund or its counterparty to collateralize obligations under the swap. If the other party to a swap that is not collateralized defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. Swap agreements entail the risk that a party will default on its payment obligations to the Fund. If the other party to a swap defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If the Fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Fund and reduce the Fund’s total return.

Swap agreements also bear the risk that the Fund will not be able to meet its obligation to the counterparty. Swap agreements are typically privately negotiated and entered into in the OTC market. However, certain swap agreements are required to be cleared through a clearinghouse and traded on an exchange or swap execution facility. Swaps that are required to be cleared are required to post initial and variation margins in accordance with the exchange requirements. Regulations enacted require the Fund to centrally clear certain interest rate and credit default index swaps through a clearinghouse or central counterparty (“CCP”). To clear a swap with a CCP, the Fund will submit the swap to, and post collateral with, a futures clearing merchant (“FCM”) that is a clearinghouse member. Alternatively, the Fund may enter into a swap with a financial institution other than the FCM (the “Executing Dealer”) and arrange for the swap to be transferred to the FCM for clearing. The Fund may also enter into a swap with the FCM itself. The CCP, the FCM, and the Executing Dealer are all subject to regulatory oversight by the U.S. Commodity Futures Trading Commission (“CFTC”). A default or failure by a CCP or an FCM, or the failure of a swap to be transferred from an Executing Dealer to the FCM for clearing, may expose the Fund to losses, increase its costs, or prevent the Fund from entering or exiting swap positions, accessing collateral, or fully implementing its investment strategies. The regulatory

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requirement to clear certain swaps could, either temporarily or permanently, reduce the liquidity of cleared swaps or increase the costs of entering into those swaps.

Index swaps, interest rate swaps, and credit default swaps are valued using an approved vendor supplied price. Basket swaps are valued using a broker supplied price. Equity swaps that consist of a single underlying equity are valued either at the closing price, the latest bid price, or the last sale price on the primary market or exchange it trades. The market value of swap contracts are aggregated by positive and negative values and are disclosed separately as an asset or liability on the Fund’s Statement of Assets and Liabilities (if applicable). Realized gains and losses are reported on the Fund’s Statement of Operations (if applicable). The change in unrealized net appreciation or depreciation during the year is included in the Statement of Operations (if applicable).

The Fund’s maximum risk of loss from counterparty risk or credit risk is the discounted value of the payments to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to cover the Fund’s exposure to the counterparty.

Total return swaps involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period. A fixed-income total return swap may be written on many different kinds of underlying reference assets, and may include different indices for various kinds of debt securities (e.g., U.S. investment grade bonds, high-yield bonds, or emerging market bonds).Equity swaps may be used in lieu of direct stock investment or short sale to enhance liquidity, synthetically enter markets with high barriers to entry or establish short positions in markets where short selling is disallowed. Equity swaps involve commitments where cash flows are exchanged based on a variable interest rate. At maturity, or upon reset or termination, a net cash flow is exchanged equivalent to the return, inclusive of dividends declared, on the underlying equity, less a financing rate. The Fund may enter into equity swaps for purposes of establishing long or short exposure to underlying individual securities.

3. Other Investments and Strategies

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) of 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme

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Notes to Financial Statements

volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). There is considerable uncertainty about how Brexit will be conducted, how negotiations of necessary treaties and trade agreements will proceed, or how financial markets will react. In addition, one or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Emerging Market Investing

Within the parameters of its specific investment policies, the Fund may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging market countries.” To the extent that the Fund invests a significant amount of its assets in one or more of these countries, its returns and net asset value may be affected to a large degree by events and economic conditions in such countries. The risks of foreign investing are heightened when investing in emerging markets, which may result in the price of investments in emerging markets experiencing sudden and sharp price swings. In many developing markets, there is less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on the Fund’s investments. In addition, the Fund’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Fund’s investments. To the extent that the Fund invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely

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to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Fund’s performance.

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, in the event of a default and/or termination event, the Fund may offset with each counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. For financial reporting purposes, the Fund does not offset certain derivative financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities.

The following tables present gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the “Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of June 30, 2018” table located in the Fund’s Schedule of Investments.

Offsetting of Financial Assets and Derivative Assets

	Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

BNP Paribas	$6,985	$(1,007)	$—	$5,978
Citigroup Global Markets	5,729	—	—	5,729
Credit Suisse Securities (Europe) Limited	191,929	(74,994)	—	116,935
JPMorgan Chase & Co.	77	—	—	77

Total	$204,720	$(76,001)	$—	$128,719
Offsetting of Financial Liabilities and Derivative Liabilities

	Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Liabilities	or Liability(a)	Pledged(b)	Net Amount

BNP Paribas	$1,007	$(1,007)	$—	$—
Credit Suisse Securities (Europe) Limited	74,994	(74,994)	—	—
State Street	1,453,162	—	(1,453,162)	—

Total	$1,529,163	$(76,001)	$(1,453,162)	$—
(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

State Street is the broker and/or custodian for short sales. Short sales held by the Fund are fully collateralized by restricted cash or other securities, which are denoted on the accompanying Schedule of Investments, if any.

The Fund generally does not exchange collateral on its forward foreign currency contracts with its counterparties; however, all liquid securities and restricted cash are considered to cover in an amount at all times equal to or greater than the Fund’s commitment with respect to these contracts. Certain securities may be segregated at the Fund’s custodian. These segregated securities are denoted on the accompanying Schedule of Investments and are evaluated

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daily to ensure their cover and/or market value equals or exceeds the Fund’s corresponding forward foreign currency exchange contract's obligation value.

The Fund may require the counterparty to pledge securities as collateral daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized gain on OTC derivative contracts with a particular counterparty. The Fund may deposit cash as collateral with the counterparty and/or custodian daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized loss on OTC derivative contracts with a particular counterparty. The collateral amounts are subject to minimum exposure requirements and initial margin requirements. Collateral amounts are monitored and subsequently adjusted up or down as valuations fluctuate by at least the minimum exposure requirement. Collateral may reduce the risk of loss.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Short Sales

The Fund may engage in “short sales against the box.” Short sales against the box involve either selling short a security that the Fund owns or selling short a security that the Fund has the right to obtain, for delivery at a specified date in the future. The Fund may enter into short sales against the box to hedge against anticipated declines in the market price of portfolio securities. The Fund does not deliver from its portfolio the securities sold short and does not immediately receive the proceeds of the short sale. The Fund borrows the securities sold short and receives proceeds from the short sale only when it delivers the securities to the lender. If the value of the securities sold short increases prior to the scheduled delivery date, the Fund loses the opportunity to participate in the gain.

The Fund may also engage in other short sales. The Fund may engage in short sales when the portfolio manager(s) and/or investment personnel anticipate that a security’s market purchase price will be less than its borrowing price. To complete the transaction, the Fund must borrow the security to deliver it to the purchaser and buy that same security in the market to return it to the lender. Although the potential for gain as a result of a short sale is limited to the price at which the Fund sold the security short less the cost of borrowing the security, the potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. There is no assurance the Fund will be able to close out a short position at a particular time or at an acceptable price. A lender may request, or market conditions may dictate, that the securities sold short be returned to it on short notice, and the Fund may have to buy the borrowed securities at an unfavorable price. If this occurs at a time when other short sellers of the same security also want to close out their positions, it is more likely that the Fund will have to cover its short sale at an unfavorable price and potentially reduce or eliminate any gain, or cause a loss, as a result of the short sale. A gain or a loss will be recognized upon termination of a short sale. Short sales held by the Fund are fully collateralized by restricted cash or other securities, which are denoted on the accompanying Schedule of Investments. The Fund is also required to pay the lender of the security any dividends or interest that accrues on a borrowed security during the period of the loan. Depending on the arrangements made with the broker or custodian, the Fund may or may not receive any payments (including interest) on collateral it has deposited with the broker. The Fund pays stock loan fees, disclosed on the Statement of Operations, on assets borrowed from the security broker.

The Fund may also enter into short positions through derivative instruments, such as options contracts, futures contracts, and swap agreements, which may expose the Fund to similar risks. To the extent that the Fund enters into short derivative positions, the Fund may be exposed to risks similar to those associated with short sales, including the risk that the Fund’s losses are theoretically unlimited.

4. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The Fund’s contractual investment advisory fee rate (expressed as an annual rate) is 1.25% of its average daily net assets.

Effective December 31, 2017, the Fund’s subadvisory agreement with Henderson Investment Management Limited (“HIML”) was terminated. HIML served as subadviser to the Fund. As subadviser, HIML provided day-to-day

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management of the investment operations of the Fund subject to the general oversight of the Board of Trustees and Janus Capital. HIML was an affiliate of Janus Capital through a common parent company.

Janus Capital paid HIML a subadvisory fee rate equal to 50% of the investment advisory fee paid by the Fund to Janus Capital (net of any fee waivers and expense reimbursements).

Janus Capital has entered into a personnel-sharing arrangement with its foreign (non-U.S.) affiliates, Henderson Global Investors Limited, Henderson Global Investors (Japan) Ltd., and Henderson Global Investors (Singapore) Ltd. (collectively, “HGIL”), pursuant to which HGIL and certain employees of HGIL serve as “associated persons” of Janus Capital. In this capacity, such employees of HGIL are subject to the oversight and supervision of Janus Capital and may provide portfolio management, research, and related services to the Fund on behalf of Janus Capital.

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s total annual fund operating expenses, including the investment advisory fee, but excluding the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus/administrative fees payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 1.43% of the Fund’s average daily net assets. Janus Capital has agreed to continue the waivers until at least November 1, 2018. If applicable, amounts waived and/or reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund’s Class D Shares pay an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order

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processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital. For all share classes except Class D Shares, Janus Services also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.

Janus Services is compensated for its services related to the Fund’s Class D Shares. In addition to the administrative fees discussed above, Janus Services receives reimbursement for out-of-pocket costs it incurs for serving as transfer agent and providing, or arranging for, servicing to shareholders. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Henderson Distributors, a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Henderson Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution fees and shareholder servicing fees” in the Statement of Operations.

Janus Capital serves as administrator to the Fund pursuant to an administration agreement between Janus Capital and the Trust. Under the administration agreement, Janus Capital provides oversight and coordination of the Fund’s service providers, recordkeeping, and other administrative services, and is reimbursed by the Fund for certain of its costs in providing these services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. The Fund pays for some or all of the salaries, fees, and expenses of Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital (or any subadvisor, as applicable) provides to the Fund. These amounts are disclosed as “Affiliated Fund administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Fund’s Chief Compliance Officer and certain compliance staff, all of whom are employees of Janus Capital and/or its affiliates, are shared with the Fund. Total compensation of $476,345 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended June 30, 2018. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

Effective April 1, 2018, BNP Paribas Financial Services (“BPFS”) provides certain administrative services to the Fund, including services related to Fund accounting, calculation of the Fund’s daily NAV, and Fund audit, tax, and reporting obligations, pursuant to a sub-administration agreement with Janus Capital on behalf of the Fund. As compensation for such services, Janus Capital pays BPFS a fee based on a percentage of the Fund’s assets, along with a flat fee, and is reimbursed by the Fund for amounts paid to BPFS (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). These amounts are disclosed as “Non-affiliated fund administration fees” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of June 30, 2018 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency

40	JUNE 30, 2018

Janus Henderson International Long/Short Equity Fund

Notes to Financial Statements

translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended June 30, 2018 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $471,025 were paid by the Trust to the Trustees under the Deferred Plan during the year ended June 30, 2018.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Henderson Distributors and financial intermediaries. There were no upfront sales charges retained by Janus Henderson Distributors during the year ended June 30, 2018.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Henderson Distributors during the year ended June 30, 2018.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class C Shares during the year ended June 30, 2018.

As of June 30, 2018, shares of the Fund were owned by affiliates of Janus Henderson Investors, and/or other funds advised by Janus Henderson, as indicated in the table below:

Class	% of Class Owned		% of Fund Owned
Class A Shares	-	%*	-	%*
Class C Shares	-*		-*
Class D Shares	43		1
Class I Shares	-*		-*
Class N Shares	-*		-*
Class S Shares	100		1
Class T Shares	94		1

* Less than 0.50%

In addition, other shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

5. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations; (2) losses or deductions the Fund may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of deferred compensation, derivatives, and foreign currency contract adjustments. The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

			Loss Deferrals		Other Book	Net Tax
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Late-Year Ordinary Loss	Post-October Capital Loss	to Tax Differences	Appreciation/ (Depreciation)
$ 188,729	$ -	$ -	$ -	$ -	$ 5,242	$ (321,004)

Janus Investment Fund	41

Janus Henderson International Long/Short Equity Fund

Notes to Financial Statements

During the year ended June 30, 2018, capital loss carryovers of $65,986 were utilized by the Fund.

As of June 30, 2018, capital loss carryovers of $1,559,400 expired unused. As a result, the amount has been reclassified to capital.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2018 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in passive foreign investment companies.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 6,571,831	$ 156,648	$ (427,747)	$ (271,099)

Information on the tax components of securities sold short as of June 30, 2018 is as follows:

Federal Tax Cost	Unrealized (Appreciation)	Unrealized Depreciation	Net Tax (Appreciation)/ Depreciation
$ (1,403,257)	$ (136,407)	$ 86,502	$ (49,905)

Information on the tax components of derivatives as of June 30, 2018 is as follows:

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 123,315	$ 5,551	$ (146)	$ 5,405

Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.

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Janus Henderson International Long/Short Equity Fund

Notes to Financial Statements

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses. foreign currency transactions, passive foreign investment companies, net investment losses and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended June 30, 2018
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 338,528	$ -	$ -	$ -

For the period ended June 30, 2017
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 338,023	$ -	$ -	$ -

For the year ended July 31, 2016
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 193,326	$ 20,050	$ -	$ -

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. The following reclassifications have been made to the Fund:

Increase/(Decrease) to Capital	Increase/(Decrease) to Undistributed Net Investment Income/Loss	Increase/(Decrease) to Undistributed Net Realized Gain/Loss
$ (1,559,401)	$ 676,113	$ 883,288

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Janus Henderson International Long/Short Equity Fund

Notes to Financial Statements

6. Capital Share Transactions

	Year ended June 30, 2018		Period ended June 30, 2017(1)
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	243	$ 2,521	1,709,957	$ 15,988,962
Reinvested dividends and distributions	582	5,383	-	-
Shares repurchased	(105,996)	(1,047,432)	(3,503,648)	(32,815,781)
Net Increase/(Decrease)	(105,171)	$(1,039,528)	(1,793,691)	$(16,826,819)
Class C Shares:
Shares sold	32,456	$ 289,997	1	$ 79
Reinvested dividends and distributions	324	2,958	279	2,521
Shares repurchased	-	-	(14,001)	(132,392)
Net Increase/(Decrease)	32,780	$ 292,955	(13,721)	$ (129,792)
Class D Shares:
Shares sold	10,159	$ 93,889	8,623	$ 82,456
Reinvested dividends and distributions	663	6,026	-	-
Shares repurchased	(6,434)	(58,509)	-	-
Net Increase/(Decrease)	4,388	$ 41,406	8,623	$ 82,456
Class I Shares:
Shares sold	5,399	$ 51,480	247,428	$ 2,349,775
Reinvested dividends and distributions	6,205	56,529	22,483	205,493
Shares repurchased	(991,009)	(9,522,437)	(288,714)	(2,694,988)
Net Increase/(Decrease)	(979,405)	$(9,414,428)	(18,803)	$ (139,720)
Class N Shares:
Shares sold	-	$ -	164	$ 2,937
Reinvested dividends and distributions	-	-	84	763
Shares repurchased	-	-	(4,072)	(38,728)
Net Increase/(Decrease)	-	$ -	(3,824)	$ (35,028)
Class S Shares:
Shares sold	-	$ -	5,237	$ 50,010
Reinvested dividends and distributions	294	2,674	-	-
Shares repurchased	-	-	-	-
Net Increase/(Decrease)	294	$ 2,674	5,237	$ 50,010
Class T Shares:
Shares sold	334	$ 2,999	5,237	$ 50,010
Reinvested dividends and distributions	301	2,738	-	-
Shares repurchased	-	-	-	-
Net Increase/(Decrease)	635	$ 5,737	5,237	$ 50,010
(1)	Period from June 5, 2017 (inception date) through June 30, 2017 for Class D Shares, Class S Shares and Class T Shares.

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Janus Henderson International Long/Short Equity Fund

Notes to Financial Statements

Period ended July 31, 2016(1)	Shares	Amount

Class A Shares:
Shares sold	2,254,481	$21,931,915
Reinvested dividends and distributions	786	7,755
Shares repurchased	(364,544)	(3,487,863)
Net Increase/(Decrease)	1,890,723	$18,451,807
Class C Shares:
Shares sold	14,806	$ 136,562
Reinvested dividends and distributions	15	152
Shares repurchased	-	-
Net Increase/(Decrease)	14,821	$ 136,714
Class I Shares:
Shares sold	1,143,147	$11,259,960
Reinvested dividends and distributions	2,274	22,548
Shares repurchased	(641,697)	(6,517,469)
Net Increase/(Decrease)	503,724	$ 4,765,039
Class N Shares:
Shares sold	493,775	$ 5,004,874
Reinvested dividends and distributions	30	296
Shares repurchased	-	-
Net Increase/(Decrease)	493,805	$ 5,005,170
(1)	Period from November 30, 2015 (inception date) through July 31, 2016 for Class N Shares.

Janus Investment Fund	45

Janus Henderson International Long/Short Equity Fund

Notes to Financial Statements

7. Purchases and Sales of Investment Securities

For the year ended June 30, 2018, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$11,735,277	$ 13,474,580	$ -	$ -

8. Recent Accounting Pronouncements

The Securities and Exchange Commission ("SEC") adopted new rules as well as amendments to its rules to modernize the reporting and disclosure of information by registered investment companies. In addition, the SEC adopted amendments to Regulation S-X, which require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date of the amendments to Regulation S-X was August 1, 2017. This report incorporates the amendments to Regulation S-X.

The FASB issued Accounting Standards Update No. 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities ("ASU 2017-08") to amend the amortization period for certain purchased callable debt securities held at a premium. The guidance requires certain premiums on callable debt securities to be amortized to the earliest call date. The amortization period for callable debt securities purchased at a discount will not be impacted. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Early adoption is permitted, including adoption in an interim period. Management is currently evaluating the impacts of ASU 2017-08 on the financial statements.

9. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to June 30, 2018 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements other than the following:.

The Board of Trustees of the Trust has approved a plan to liquidate and terminate the Fund with such liquidation effective on or about August 24, 2018, or at such other time as may be authorized by the Board of Trustees ("Liquidation Date"). Termination of the Fund is expected or occur as soon as practicable following the Liquidation Date.

46	JUNE 30, 2018

Janus Henderson International Long/Short Equity Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Investment Fund and Shareholders of Janus Henderson International Long/Short Equity Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Janus Henderson International Long/Short Equity Fund (one of the funds constituting Janus Investment Fund, referred to hereafter as the "Fund") as of June 30, 2018, the related statement of operations and cash flows for the year ended June 30, 2018, the statements of changes in net assets for the year ended June 30, 2018 and for the period from August 1, 2016 through June 30, 2017, including the related notes, and the financial highlights for each of the periods indicated therein beginning on or after August 1, 2016 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2018, the results of its operations and its cash flows for the year then ended, the changes in its net assets for the year ended June 30, 2018 and for the period from August 1, 2016 through June 30, 2017 and the financial highlights for each of the periods indicated therein beginning on or after August 1, 2016 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended July 31, 2016, and the financial highlights for each of the periods ended on or prior to July 31, 2016 (not presented herein, other than the statements of changes in net assets and the financial highlights) were audited by other auditors whose report dated September 23, 2016 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Denver, Colorado
August 17, 2018

We have served as the auditor of one or more investment companies in Janus Henderson Funds since 1990.

Janus Investment Fund	47

Janus Henderson International Long/Short Equity Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Fund is required to disclose its complete holdings on Form N-Q within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to Fund shareholders. These reports (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free) (or 1-800-525-3713 if you hold Class D shares). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag. Holdings are generally posted approximately two business days thereafter under Full Holdings for the Fund at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 14 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

Additionally, in connection with their consideration of whether to continue the investment advisory agreement and subadvisory agreement for each Fund, as applicable, the Trustees also received and reviewed information in connection with the transaction to combine the respective businesses of Henderson Group plc and Janus Capital Group, Inc., the parent company of Janus Capital (the “Transaction”), announced in October 2016, which closed in the second quarter of 2017. In this regard, the Trustees reviewed information regarding the impact of the Transaction on the services to be provided by Janus Capital and each subadviser, as applicable, to the Funds under such agreements prior to the close of the Transaction as well as the services provided after the Transaction closed.

At a meeting held on December 7, 2017, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from February 1, 2018 through February 1, 2019, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the

48	JUNE 30, 2018

Janus Henderson International Long/Short Equity Fund

Additional Information (unaudited)

agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees (excluding out of pocket costs), net of any waivers.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has been strong: for the 36 months ended September 30, 2017, approximately 70% of the Funds were in the top two quartiles of performance, as reported by Morningstar, and for the 12 months ended September 30, 2017, approximately 46% of the Funds were in the top two quartiles of performance, as reported by Morningstar.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Alternative Funds

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson International Long/Short Equity Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and the Fund’s limited performance history.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge

Janus Investment Fund	49

Janus Henderson International Long/Short Equity Fund

Additional Information (unaudited)

quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Fixed-Income Funds

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Unconstrained Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Real Return Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Strategic Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

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Additional Information (unaudited)

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson International Small Cap Fund, the Trustees noted that, due to limited performance for the Fund, performance history was not a material factor.

• For Janus Henderson International Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that

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Additional Information (unaudited)

the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson All Asset Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

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Additional Information (unaudited)

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and the Fund’s limited performance history.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital and Intech had taken or were taking to improve performance, and the Fund’s limited performance history.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Intech had taken or were taking to improve performance.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Select Value Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

Janus Aspen Series

• For Janus Henderson Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

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Additional Information (unaudited)

• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Forty Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Allocation Portfolio – Moderate, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Research Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Technology Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Unconstrained Bond Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and the Fund’s limited performance history.

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Overseas Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Research Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Fund’s performance warranted continuation of the Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of

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Additional Information (unaudited)

that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration, but excluding out-of-pocket costs) fees for many of the Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 10% below the average total expenses of their respective Broadridge Expense Group peers and 18% below the average total expenses for their Broadridge Expense Universes; (3) management fees for the Funds, on average, were 8% below the average management fees for their Expense Groups and 9% below the average for their Expense Universes; and (4) Fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered the total expenses for each share class of each Fund compared to the average total expenses for its Broadridge Expense Group peers and to average total expenses for its Broadridge Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and expense waivers on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional clients and to the fees Janus Capital charges to funds subadvised by Janus Capital; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) Janus mutual fund investors enjoy reasonable fees relative to the fees charged to Janus institutional and subadvised fund investors; (4) in three of seven product categories, the Funds receive proportionally better pricing than the industry in relation to Janus institutional clients; and (5) in seven of eight strategies, Janus Capital has lower management fees than funds subadvised by Janus Capital’s portfolio managers.

The Trustees considered the fees for each Fund for its fiscal year ended in 2016, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Alternative Funds

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Long/Short Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were

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Additional Information (unaudited)

reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Fixed-Income Funds

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Unconstrained Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Real Return Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to waive 11 basis points of management fees effective February 1, 2018 and also has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Strategic Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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Additional Information (unaudited)

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson International Small Cap Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

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Additional Information (unaudited)

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson All Asset Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s total expenses effective June 5, 2017.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Research Fund, the Trustees noted that, although the Fund’s total expenses were equal to or exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective February 1, 2017.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

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Additional Information (unaudited)

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Select Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group averages for all share classes.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Janus Aspen Series

• For Janus Henderson Balanced Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Global Allocation Portfolio - Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Technology Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Unconstrained Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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Janus Henderson International Long/Short Equity Fund

Additional Information (unaudited)

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Overseas Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for its sole share class.

The Trustees reviewed information on the overall profitability to Janus Capital and its affiliates of their relationship with the Funds, and considered profitability data of other fund managers. The Trustees also considered the financial information, estimated profitability and corporate structure of Janus Capital’s parent company before and after the Transaction. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. The Trustees also noted that the Trustees’ independent fee consultant reviewed the overall profitability of Janus Capital’s parent company prior to the Transaction, and the independent fee consultant found that, while assessing the reasonableness of Fund expenses in light of such profits was dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons were limited in accuracy by differences in complex size, business mix, institutional account orientation and other factors, after accepting these limitations, the level of profit earned by Janus Capital’s parent company was reasonable. In this regard, the independent consultant concluded that the profitability of Janus Capital’s parent company did not show excess nor did it show any insufficiency that could limit the ability to invest the resources needed to drive strong future investment performance on behalf of the Funds.

Additionally, the Trustees considered the estimated profitability to Janus Capital from the investment management services it provided to each Fund. The Trustees also considered such estimated profitability taking into account the impact of the Transaction on Janus Capital’s expense structure on a pro forma basis. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Fund is necessarily a product of the allocation methodology utilized by Janus Capital to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant concluded that (1) the expense allocation methodology utilized by Janus Capital was reasonable and (2) the estimated profitability to Janus Capital from the investment management services it provided to each Fund was reasonable, including after taking into account the impact of the Transaction on Janus Capital’s expense structure on a pro forma basis. The Trustees also considered that the estimated profitability for an individual Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that Janus Capital’s estimated profitability with respect to each Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Funds was not a material factor in the Board’s approval of the reasonableness of any Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that each Fund’s total expenses were reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

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Additional Information (unaudited)

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted their independent fee consultant’s analysis of economies of scale in prior years. They also noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 86% of these Funds’ share classes have contractual management fees (gross of waivers) below their Broadridge expense group averages. They also noted that for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing certain of these Funds because they have not reached adequate scale. Moreover, as the assets of some of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

The independent fee consultant concluded that, given the limitations of various analytical approaches to economies of scale it had considered in prior years, and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus complex. The independent consultant concluded that (1) to the extent there were economies of scale at Janus Capital, Janus Capital’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Funds, Janus Capital appeared to be investing to increase the likelihood that these Funds will grow to a level to achieve any scale economies that may exist. Further, the independent fee consultant provided its belief that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Funds from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and/or the subadvisers benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Fund could attract other business to Janus Capital, the subadvisers or other Janus funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Funds.

Janus Investment Fund	61

Janus Henderson International Long/Short Equity Fund

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was June 30, 2018. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

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Useful Information About Your Fund Report (unaudited)

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the

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Janus Henderson International Long/Short Equity Fund

Useful Information About Your Fund Report (unaudited)

total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

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Janus Henderson International Long/Short Equity Fund

Designation Requirements (unaudited)

For federal income tax purposes, the Fund designated the following for the year ended June 30, 2018:

Dividends Received Deduction Percentage	54%
Qualified Dividend Income Percentage	48%

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Janus Henderson International Long/Short Equity Fund

Trustees and Officers (unaudited)

The Fund’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Fund’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Fund’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Fund’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Aspen Series. Collectively, these two registered investment companies consist of 61 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Fund may also be officers and/or directors of Janus Capital. Except as otherwise disclosed, Fund officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer, as authorized by the Trustees.

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Janus Henderson International Long/Short Equity Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Managing Partner, Impact Investments, Athena Capital Advisors LLC (independent registered investment advisor) (since 2016) and Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations). Formerly, Chief Executive Officer, Imprint Capital (impact investment firm) (2013-2015) and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	61

Director of Mutual Fund Directors Forum (a non-profit organization serving independent directors of U.S. mutual funds), Chairman of the Board and Trustee of The Investment Fund for Foundations Investment Program (TIP) (consisting of 2 funds), and Director of the F.B. Heron Foundation (a private grantmaking foundation).

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Janus Henderson International Long/Short Equity Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Trustee	1/13-Present	Executive Vice President, Institutional Markets, of Black Creek Group (private equity real estate investment management firm) (since 2012). Formerly, Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	61

Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of MotiveQuest LLC (strategic social market research company) (2003-2016); Director of Nuveen Global Investors LLC (2007-2011); Director of Communities in Schools (2004-2010); and Director of Mutual Fund Education Alliance (until 2010).

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Janus Henderson International Long/Short Equity Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Managing Member and Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Venture Partner for The Edgewater Funds (a middle market private equity firm) (2002-2004); Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000); and Chief Investment Officer of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	61

Advisory Board Member, Innovate Partners Emerging Growth and Equity Fund I (early stage venture capital fund) (since 2014) and Managing Trustee of National Retirement Partners Liquidating Trust (since 2013). Formerly, Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013); Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009); Director of RemedyTemp, Inc. (temporary help services company) (1996-2006); and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

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Janus Henderson International Long/Short Equity Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	6/16-Present	Founder, Daraja Capital (advisory and investment firm) (since 2016), and Senior Advisor, Albright Stonebridge Group LLC (global strategy firm) (since 2016). Formerly, Senior Vice President (2011-2015), Albright Stonebridge Group LLC; and Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	61	Director of Brightwood Capital Advisors, LLC (since 2014).
Gary A. Poliner 151 Detroit Street Denver, CO 80206 DOB: 1953	Trustee	6/16-Present	Retired. Formerly, President (2010-2013) of Northwestern Mutual Life Insurance Company.	61

Director of MGIC Investment Corporation (private mortgage insurance) (since 2013) and West Bend Mutual Insurance Company (property/casualty insurance) (since 2013). Formerly, Trustee of Northwestern Mutual Life Insurance Company (2010-2013); and Director of Frank Russell Company (global asset management firm) (2008-2013).

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Janus Henderson International Long/Short Equity Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
James T. Rothe 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	1/97-Present	Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Co-founder and Managing Director of Roaring Fork Capital SBIC, L.P. (SBA SBIC fund focusing on private investment in public equity firms) (2004-2014), Professor of Business of the University of Colorado (2002-2004), and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	61	Formerly, Director of Red Robin Gourmet Burgers, Inc. (RRGB) (2004- 2014).
William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	6/84-Present	Retired. Formerly, President and founder of HPS Products and Corporate Vice President of MKS Instruments, Boulder, CO (a provider of advanced process control systems for the semiconductor industry) (1976-2012).	61	None

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Janus Henderson International Long/Short Equity Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Diane L. Wallace 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	6/17-Present	Retired.	61

Formerly, Independent Trustee, Henderson Global Funds (13 portfolios) (2015-2017); Independent Trustee, State Farm Associates' Funds Trust, State Farm Mutual Fund Trust, and State Farm Variable Product Trust (28 portfolios) (2013-2017). Chief Operating Officer, Senior Vice President-Operations, and Chief Financial Officer for Driehaus Capital Management, LLC (1988-2006); and Treasurer of Driehaus Mutual Funds (1996-2002).

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Janus Henderson International Long/Short Equity Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	61

Director of Chicago Community Trust (Regional Community Foundation), Chicago Council on Global Affairs, InnerWorkings (U.S. provider of print procurement solutions to corporate clients), Lurie Children’s Hospital (Chicago, IL), Shirley Ryan Ability Lab and Wrapports, LLC (digital communications company). Formerly, Director of Walmart (until 2017); Director of Chicago Convention & Tourism Bureau (until 2014); and The Field Museum of Natural History (Chicago, IL) (until 2014).

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Janus Henderson International Long/Short Equity Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Stephen Peak 151 Detroit Street Denver, CO 80206 DOB: 1957	Executive Vice President and Co-Portfolio Manager Janus Henderson International Long/Short Equity Fund	6/17-Present (Predecessor Fund: since 12/14)	Director of International Equities and Portfolio Manager for other Janus Henderson accounts.
Steve Johnstone 151 Detroit Street Denver, CO 80206 DOB: 1969	Executive Vice President and Co-Portfolio Manager Janus Henderson International Long/Short Equity Fund	6/17-Present (Predecessor Fund: since 12/14)	Portfolio Manager, International Long/Short strategy
Sat Duhra 151 Detroit Street Denver, CO 80206 DOB: 1977	Executive Vice President and Co-Portfolio Manager Janus Henderson International Long/Short Equity Fund	6/17-Present (Predecessor Fund: since 1/17)	Portfolio Manager, Asia-Pacific ex-Japan Equities Team
Junichi Inoue 151 Detroit Street Denver, CO 80206 DOB: 1972	Executive Vice President and Co-Portfolio Manager Janus Henderson International Long/Short Equity Fund	6/17-Present (Predecessor Fund: since 1/17)	Head of Japanese Equities and Portfolio Manager for other Janus Henderson accounts.
Neil Hermon 151 Detroit Street Denver, CO 80206 DOB: 1968	Executive Vice President and Co-Portfolio Manager Janus Henderson International Long/Short Equity Fund	6/17-Present (Predecessor Fund: since 12/14)	Director of UK Equities

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Janus Henderson International Long/Short Equity Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Bruce L. Koepfgen 151 Detroit Street Denver, CO 80206 DOB: 1952	President and Chief Executive Officer	7/14-Present

Head of North America at Janus Henderson Investors and Janus Capital Management LLC (since 2017); Executive Vice President and Director of Janus International Holding LLC (since 2011); Executive Vice President of Janus Distributors LLC (since 2011); Vice President and Director of Intech Investment Management LLC (since 2011); Executive Vice President and Director of Perkins Investment Management LLC (since 2011); and Executive Vice President and Director of Janus Management Holdings Corporation (since 2011). Formerly, President of Janus Capital Group Inc. and Janus Capital Management LLC (2013-2017); Executive Vice President of Janus Services LLC (2011-2015), Janus Capital Group Inc. and Janus Capital Management LLC (2011-2013); and Chief Financial Officer of Janus Capital Group Inc., Janus Capital Management LLC, Janus Distributors LLC, Janus Management Holdings Corporation, and Janus Services LLC (2011-2013).

Susan K. Wold 151 Detroit Street Denver, CO 80206 DOB: 1960	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	9/17-Present

Senior Vice President and Head of Compliance, North America for Janus Henderson (since September 2017); Formerly, Vice President, Head of Global Corporate Compliance, and Chief Compliance Officer for Janus
Capital Management LLC (May 2017- September 2017); Vice President, Compliance at Janus Capital Group Inc. and Janus Capital Management LLC
(2005-2017).

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Janus Henderson International Long/Short Equity Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital and Janus Services LLC.
Kathryn L. Santoro 151 Detroit Street Denver, CO 80206 DOB: 1974	Vice President, Chief Legal Counsel, and Secretary	12/16-Present

Vice President of Janus Capital and Janus Services LLC (since 2016). Formerly, Vice President and Associate Counsel of Curian Capital, LLC and Curian Clearing LLC (2013-2016); and General Counsel and Secretary (2011-2012) and Vice President (2009-2012) of Old Mutual Capital, Inc.

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

76	JUNE 30, 2018

Janus Henderson International Long/Short Equity Fund

Notes

NotesPage1

Janus Investment Fund	77

Knowledge. Shared

At Janus Henderson, we believe in the sharing of expert insight for better investment and business decisions. We call this ethos Knowledge. Shared.

Learn more by visiting janushenderson.com.

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson, Janus, Henderson, Perkins, Intech and Henderson Geneva are trademarks or registered trademarks of Janus Henderson Investors. © Janus Henderson Investors. The name Janus Henderson Investors includes HGI Group Limited, Henderson Global Investors (Brand Management) Sarl and Janus International Holding LLC.

Funds distributed by Janus Henderson Distributors

125-02-93076 08-18

ANNUAL REPORT June 30, 2018

Janus Henderson International Managed Volatility Fund

Janus Investment Fund

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson International Managed Volatility Fund

Janus Henderson International Managed Volatility Fund (unaudited)

FUND SNAPSHOT Intech’s active approach focuses on adding value by selecting stocks with unique volatility characteristics and low correlations to one another.	Sub-advised by Intech Investment Management LLC

PERFORMANCE OVERVIEW

For the twelve-month period ended June 30, 2018, Janus Henderson International Managed Volatility Fund’s Class I Shares returned 10.51%. This compares to the 6.84% return posted by the MSCI EAFE® Index, the Fund’s benchmark.

INVESTMENT STRATEGY

Intech’s mathematical investment process is designed to determine potentially more efficient equity weightings of the securities in the benchmark index, utilizing a specific mathematical optimization and disciplined rebalancing routine. Rather than trying to predict the future direction of stock prices, the process seeks to use the volatility and correlation characteristics of stocks to construct portfolios.

The investment process begins with stocks in the MSCI EAFE Index. Intech aims to capture stocks’ natural volatility through a rebalancing mechanism based on estimates of relative volatility and correlation in order to outperform the benchmark index over the long term. Within specific risk constraints, the investment process will tend to favor stocks with higher relative volatility and lower correlation as they offer more potential to capture volatility through periodic rebalancing. Once the target proportions are determined and the portfolio is constructed, it is then rebalanced to those target proportions and re-optimized on a periodic basis. The Janus Henderson International Managed Volatility Fund focuses on seeking an excess return above the benchmark, while also reducing or managing the standard deviation of the portfolio depending on the market conditions, a strategy designed to manage the absolute risk of the portfolio.

PERFORMANCE REVIEW

The MSCI EAFE Index advanced by 6.84% for the twelve-month period ending June 30, 2018. Janus Henderson International Managed Volatility Fund outperformed the MSCI EAFE Index over the period and generated a return of 10.51%.

The Fund’s defensive positioning acted as a tailwind to relative performance as investors’ risk appetites decreased in international equity markets during the period. On average, the Fund was overweight lower beta stocks, or stocks with lower sensitivity to market movements. During the period, lower beta stocks strongly outperformed higher beta stocks, as well as the overall market, on average. Consequently, the Fund’s overweight to lower beta stocks contributed to the Fund’s relative return for the period.

The Fund’s active sector positioning tends to vary over time and is a function of the volatility and correlation characteristics of the underlying stocks. The Fund benefited from an average underweight to the telecommunication services sector, which was the only sector to record a negative return during the period, as well as an average overweight to the information technology sector, during the period. An overall positive selection effect also contributed to the Fund’s relative performance during the period, especially within the consumer discretionary and industrials sectors.

OUTLOOK

Because Intech does not conduct traditional economic or fundamental analysis, Intech has no view on individual stocks, sectors, economic or market conditions.

Managing downside exposure potentially allows for returns to compound and improve risk-adjusted returns over time. Over the long term, we believe that by reducing risk when market volatility increases and behaving like a core equity fund when market volatility is low, the Fund will achieve its investment objective of producing an excess return over the benchmark with lower absolute risk. Going forward, we will continue building portfolios in a disciplined and deliberate manner, with risk management remaining the hallmark of our investment process. As Intech’s ongoing research efforts yield

Janus Investment Fund	1

Janus Henderson International Managed Volatility Fund (unaudited)

modest improvements, we will continue implementing changes that we believe are likely to improve the long-term results for our fund shareholders.

Thank you for your investment in Janus Henderson International Managed Volatility Fund.

2	JUNE 30, 2018

Janus Henderson International Managed Volatility Fund (unaudited)

Fund At A Glance

June 30, 2018

5 Largest Equity Holdings - (% of Net Assets)
CLP Holdings Ltd
Electric Utilities	2.0%
Check Point Software Technologies Ltd
Software	1.7%
Link REIT
Equity Real Estate Investment Trusts (REITs)	1.6%
Galaxy Entertainment Group Ltd
Hotels, Restaurants & Leisure	1.6%
Hang Seng Bank Ltd
Banks	1.4%
8.3%

Asset Allocation - (% of Net Assets)
Common Stocks	98.2%
Investment Companies	1.3%
Preferred Stocks	0.2%
Other	0.3%
100.0%

Top Country Allocations - Long Positions - (% of Investment Securities)
As of June 30, 2018	As of June 30, 2017

Janus Investment Fund	3

Janus Henderson International Managed Volatility Fund (unaudited)

Performance

See important disclosures on the next page.

					Expense Ratios -
Average Annual Total Return - for the periods ended June 30, 2018					per the October 27, 2017 prospectuses
	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses
Class A Shares at NAV	10.00%	7.01%	2.92%	2.14%	1.14%
Class A Shares at MOP	3.66%	5.76%	2.32%	1.60%
Class C Shares at NAV	9.32%	6.29%	2.66%	1.82%	1.89%
Class C Shares at CDSC	8.32%	6.29%	2.66%	1.82%
Class D Shares(1)	10.32%	7.29%	3.02%	2.21%	0.99%
Class I Shares	10.51%	7.39%	3.13%	2.35%	0.80%
Class N Shares	10.56%	7.39%	3.13%	2.35%	0.80%
Class S Shares	9.90%	7.01%	2.92%	2.12%	1.26%
Class T Shares	10.33%	7.17%	2.66%	1.54%	1.00%
MSCI EAFE Index	6.84%	6.44%	2.84%	1.68%
Morningstar Quartile - Class I Shares	2nd	2nd	4th	3rd
Morningstar Ranking - based on total returns for Foreign Large Growth Funds	214/440	192/373	234/317	184/284

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Performance may be affected by risks that include those associated with non-diversification, portfolio turnover, short sales, potential conflicts of interest, foreign and emerging markets, initial public offerings (IPOs), high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), derivatives, and commodity-linked investments. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

4	JUNE 30, 2018

Janus Henderson International Managed Volatility Fund (unaudited)

Performance

Intech's focus on managed volatility may keep the Fund from achieving excess returns over its index. The strategy may underperform during certain periods of up markets, and may not achieve the desired level of protection in down markets.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes..

See Financial Highlights for actual expense ratios during the reporting period.

Class A Shares, Class C Shares, Class I Shares, and Class S Shares commenced operations on July 6, 2009, after the reorganization of each class of the predecessor fund into corresponding shares of the Fund. Performance shown for each class for periods prior to July 6, 2009, reflects the historical performance of each corresponding class of the predecessor fund prior to the reorganization, calculated using the fees and expenses of the corresponding class of the predecessor fund respectively, net of any applicable fee and expense limitations or waivers.

Class D Shares commenced operations on April 24, 2015. Performance shown for periods prior to April 24, 2015, reflects the historical performance of the Fund’s Class I Shares, calculated using the fees and expenses of Class D Shares, without the effect of any applicable fee and expense limitations or waivers.

Class T Shares commenced operations on July 6, 2009. Performance shown for periods prior to July 6, 2009, reflects the historical performance of the predecessor fund’s Class I Shares, calculated using the fees and expenses of Class T Shares, without the effect of any fee and expense limitations or waivers.

Class N Shares commenced operations on October 28, 2016. Performance shown for periods prior to October 28, 2016, reflects the historical performance of the Fund’s and predecessor fund’s Class I Shares, calculated using the fees and expenses of Class I Shares, net of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2018 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

*The predecessor Fund’s inception date – May 2, 2007

(1) Closed to certain new investors.

Janus Investment Fund	5

Janus Henderson International Managed Volatility Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (1/1/18)	Ending Account Value (6/30/18)	Expenses Paid During Period (1/1/18 - 6/30/18)†	Beginning Account Value (1/1/18)	Ending Account Value (6/30/18)	Expenses Paid During Period (1/1/18 - 6/30/18)†	Net Annualized Expense Ratio (1/1/18 - 6/30/18)
Class A Shares	$1,000.00	$992.50	$6.13	$1,000.00	$1,018.65	$6.21	1.24%
Class C Shares	$1,000.00	$989.10	$9.47	$1,000.00	$1,015.27	$9.59	1.92%
Class D Shares	$1,000.00	$993.50	$4.75	$1,000.00	$1,020.03	$4.81	0.96%
Class I Shares	$1,000.00	$994.60	$4.25	$1,000.00	$1,020.53	$4.31	0.86%
Class N Shares	$1,000.00	$994.60	$3.81	$1,000.00	$1,020.98	$3.86	0.77%
Class S Shares	$1,000.00	$990.40	$7.25	$1,000.00	$1,017.50	$7.35	1.47%
Class T Shares	$1,000.00	$993.50	$4.99	$1,000.00	$1,019.79	$5.06	1.01%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

6	JUNE 30, 2018

Janus Henderson International Managed Volatility Fund

Schedule of Investments

June 30, 2018

Shares		Value
Common Stocks – 98.2%
Aerospace & Defense – 2.9%
Airbus SE	5,230	$611,225
BAE Systems PLC	21,727	185,376
Dassault Aviation SA	207	393,859
Elbit Systems Ltd	280	33,001
Safran SA	4,953	600,788
Singapore Technologies Engineering Ltd	56,100	135,200
Thales SA	10,571	1,360,904
		3,320,353
Air Freight & Logistics – 1.5%
Deutsche Post AG	3,407	111,231
Royal Mail PLC	135,744	904,448
Yamato Holdings Co Ltd	23,800	700,866
		1,716,545
Airlines – 1.6%
ANA Holdings Inc	4,000	146,755
Deutsche Lufthansa AG	39,153	941,456
easyJet PLC	7,728	170,027
International Consolidated Airlines Group SA	3,444	30,208
Japan Airlines Co Ltd	17,700	627,324
		1,915,770
Auto Components – 1.0%
Aisin Seiki Co Ltd	4,900	223,103
Bridgestone Corp	4,400	171,938
Cie Generale des Etablissements Michelin SCA	395	48,030
Continental AG	150	34,282
Denso Corp	5,300	257,861
Faurecia SA	1,005	71,511
Minth Group Ltd	24,000	100,550
NGK Spark Plug Co Ltd	6,400	182,322
Stanley Electric Co Ltd	3,000	102,032
		1,191,629
Automobiles – 3.1%
Daimler AG	274	17,626
Ferrari NV	6,008	815,295
Honda Motor Co Ltd	6,300	184,756
Mazda Motor Corp	15,100	184,945
Nissan Motor Co Ltd	44,400	431,513
Peugeot SA	6,557	149,509
Subaru Corp	8,900	258,961
Suzuki Motor Corp	17,000	937,641
Toyota Motor Corp	5,000	323,263
Volkswagen AG	227	37,539
Yamaha Motor Co Ltd	9,200	230,991
		3,572,039
Banks – 10.5%
ABN AMRO Group NV	9,206	238,243
AIB Group PLC	9,777	53,002
Aozora Bank Ltd	2,300	87,474
Bank Hapoalim BM	137,871	936,078
Bank Leumi Le-Israel BM	209,298	1,240,527
Bank of Ireland Group PLC	14,461	112,708
Bank of Kyoto Ltd	2,500	115,602
Bank of Queensland Ltd	13,413	101,035
Bankinter SA	25,044	243,590
BOC Hong Kong Holdings Ltd	252,000	1,181,564
CaixaBank SA	7,041	30,413
Chiba Bank Ltd	14,000	98,655
Commerzbank AG*	9,665	92,598
Concordia Financial Group Ltd	37,700	191,655

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	7

Janus Henderson International Managed Volatility Fund

Schedule of Investments

June 30, 2018

Shares		Value
Common Stocks – (continued)
Banks – (continued)
Credit Agricole SA	8,175	$108,971
DBS Group Holdings Ltd	60,800	1,180,855
Erste Group Bank AG*	12,943	539,522
Fukuoka Financial Group Inc	42,000	210,918
Hang Seng Bank Ltd	65,100	1,620,163
HSBC Holdings PLC	36,800	344,998
ING Groep NV	3,394	48,698
Intesa Sanpaolo SpA	60,817	176,022
Intesa Sanpaolo SpA - RSP	132,791	401,538
Japan Post Bank Co Ltd	18,400	213,931
Mediobanca Banca di Credito Finanziario SpA	24,815	229,941
Mitsubishi UFJ Financial Group Inc	16,000	90,761
Mizrahi Tefahot Bank Ltd	9,753	179,619
Mizuho Financial Group Inc	108,200	182,069
Oversea-Chinese Banking Corp Ltd	23,900	203,577
Raiffeisen Bank International AG	23,935	733,114
Sumitomo Mitsui Financial Group Inc	3,200	124,023
Sumitomo Mitsui Trust Holdings Inc	900	35,657
UniCredit SpA	24,283	403,831
United Overseas Bank Ltd	16,400	323,053
Yamaguchi Financial Group Inc	7,000	78,698
		12,153,103
Beverages – 2.0%
Asahi Group Holdings Ltd	3,300	168,880
Coca-Cola Amatil Ltd	30,843	209,835
Coca-Cola Bottlers Japan Holdings Inc	2,500	99,835
Coca-Cola European Partners PLC	2,300	93,472
Heineken Holding NV	1,019	97,502
Heineken NV	697	69,876
Kirin Holdings Co Ltd	25,300	676,380
Pernod Ricard SA	1,356	221,302
Remy Cointreau SA	1,058	136,958
Treasury Wine Estates Ltd	41,272	532,915
		2,306,955
Biotechnology – 0.1%
CSL Ltd	657	93,907
Building Products – 0.1%
TOTO Ltd	2,000	92,420
Capital Markets – 2.7%
ASX Ltd	1,541	73,704
Credit Suisse Group AG*	5,789	86,914
Daiwa Securities Group Inc	5,000	29,015
Deutsche Boerse AG	3,750	499,596
Hargreaves Lansdown PLC	7,420	192,963
Japan Exchange Group Inc	3,000	55,720
Julius Baer Group Ltd*	2,949	173,315
London Stock Exchange Group PLC	4,155	244,754
Macquarie Group Ltd	854	78,476
Natixis SA	18,127	128,335
Partners Group Holding AG	2,062	1,513,107
Quilter PLC (144A)*	7,774	14,866
Singapore Exchange Ltd	4,800	25,219
		3,115,984
Chemicals – 4.1%
Akzo Nobel NV	2,683	228,602
Asahi Kasei Corp	17,400	220,883
Chr Hansen Holding A/S	1,882	173,664
Clariant AG*	7,516	180,044
Covestro AG	10,937	975,137

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	JUNE 30, 2018

Janus Henderson International Managed Volatility Fund

Schedule of Investments

June 30, 2018

Shares		Value
Common Stocks – (continued)
Chemicals – (continued)
Croda International PLC	3,795	$240,388
EMS-Chemie Holding AG	86	55,229
Frutarom Industries Ltd	2,722	267,896
Incitec Pivot Ltd	9,018	24,318
Kaneka Corp	13,000	116,407
Koninklijke DSM NV	3,606	362,059
Mitsubishi Chemical Holdings Corp	17,500	146,287
Sika AG	10,860	1,497,185
Umicore SA	4,333	247,481
		4,735,580
Commercial Services & Supplies – 0.3%
Brambles Ltd	29,118	191,591
Park24 Co Ltd	6,500	176,922
		368,513
Construction & Engineering – 0.5%
Bouygues SA	1,312	56,476
CIMIC Group Ltd	11,137	348,327
JGC Corp	6,700	134,847
Kajima Corp	9,000	69,634
		609,284
Construction Materials – 0.4%
Boral Ltd	11,526	55,609
Fletcher Building Ltd	5,235	24,618
James Hardie Industries PLC (CDI)	19,051	320,607
Taiheiyo Cement Corp	2,900	95,331
		496,165
Consumer Finance – 0%
AEON Financial Service Co Ltd	2,900	61,576
Diversified Financial Services – 0.5%
Eurazeo SA	5,581	422,825
Mitsubishi UFJ Lease & Finance Co Ltd	18,500	113,569
Standard Life Aberdeen PLC	16,668	71,616
		608,010
Diversified Telecommunication Services – 1.0%
Elisa OYJ	1,242	57,511
HKT Trust & HKT Ltd	511,000	651,590
Spark New Zealand Ltd	68,249	172,238
Swisscom AG	181	80,947
Telecom Italia SpA/Milano - RSP	126,511	82,432
Telenor ASA	4,394	90,096
		1,134,814
Electric Utilities – 4.0%
Chubu Electric Power Co Inc	13,100	196,375
Chugoku Electric Power Co Inc	16,200	209,395
CLP Holdings Ltd	216,500	2,322,904
Electricite de France SA	6,179	84,694
Enel SpA	8,368	46,356
Fortum OYJ	6,735	160,634
HK Electric Investments & HK Electric Investments Ltd	195,500	186,320
Kansai Electric Power Co Inc	39,900	581,159
Kyushu Electric Power Co Inc	8,900	99,524
Orsted A/S	11,328	686,341
Power Assets Holdings Ltd	6,000	41,944
		4,615,646
Electrical Equipment – 0.6%
Legrand SA	2,408	176,358
Nidec Corp	1,000	149,842
Siemens Gamesa Renewable Energy SA	11,759	157,301

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson International Managed Volatility Fund

Schedule of Investments

June 30, 2018

Shares		Value
Common Stocks – (continued)
Electrical Equipment – (continued)
Vestas Wind Systems A/S	2,790	$172,504
		656,005
Electronic Equipment, Instruments & Components – 0.9%
Hamamatsu Photonics KK	800	34,307
Hitachi High-Technologies Corp	600	24,450
Keyence Corp	900	507,657
Yaskawa Electric Corp	12,900	454,902
		1,021,316
Equity Real Estate Investment Trusts (REITs) – 3.8%
British Land Co PLC	24,149	214,159
CapitaLand Commercial Trust	326,900	397,780
Covivio	2,260	235,011
Gecina SA	592	98,980
Japan Prime Realty Investment Corp	60	218,070
Japan Real Estate Investment Corp	72	380,998
Japan Retail Fund Investment Corp	126	227,331
Link REIT	210,500	1,913,816
Nippon Building Fund Inc	54	311,562
Nippon Prologis REIT Inc	14	29,049
Nomura Real Estate Master Fund Inc	118	166,668
Segro PLC	5,228	46,170
Suntec Real Estate Investment Trust	87,300	111,045
United Urban Investment Corp	82	127,441
		4,478,080
Food & Staples Retailing – 2.8%
Aeon Co Ltd	13,900	297,254
Colruyt SA	3,924	223,765
FamilyMart UNY Holdings Co Ltd	7,400	778,314
Koninklijke Ahold Delhaize NV	10,696	255,872
Lawson Inc	3,800	237,386
METRO AG	18,730	231,414
Seven & i Holdings Co Ltd	5,300	231,044
Sundrug Co Ltd	1,600	64,705
Tesco PLC	39,576	134,020
Tsuruha Holdings Inc	5,400	676,173
Wesfarmers Ltd	3,026	110,955
		3,240,902
Food Products – 2.2%
Barry Callebaut AG	315	565,874
Chocoladefabriken Lindt & Spruengli AG	2	152,216
Kerry Group PLC	5,139	536,692
Kikkoman Corp	6,400	322,509
Marine Harvest ASA	23,449	467,087
Nisshin Seifun Group Inc	8,200	173,442
Orkla ASA	22,397	196,201
Yamazaki Baking Co Ltd	4,400	114,942
		2,528,963
Gas Utilities – 1.5%
Hong Kong & China Gas Co Ltd	704,244	1,343,915
Osaka Gas Co Ltd	9,400	194,496
Tokyo Gas Co Ltd	6,500	172,507
		1,710,918
Health Care Equipment & Supplies – 1.0%
Cochlear Ltd	1,683	250,177
Fisher & Paykel Healthcare Corp Ltd	16,140	162,634
Straumann Holding AG	84	63,970
Sysmex Corp	3,400	317,062
Terumo Corp	1,000	57,136

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	JUNE 30, 2018

Janus Henderson International Managed Volatility Fund

Schedule of Investments

June 30, 2018

Shares		Value
Common Stocks – (continued)
Health Care Equipment & Supplies – (continued)
William Demant Holding A/S*	7,529	$302,836
		1,153,815
Health Care Providers & Services – 0.5%
Medipal Holdings Corp	1,600	32,148
Ryman Healthcare Ltd	2,389	19,356
Sonic Healthcare Ltd	15,301	278,246
Suzuken Co Ltd/Aichi Japan	5,100	215,799
		545,549
Health Care Technology – 0.1%
M3 Inc	4,100	163,226
Hotels, Restaurants & Leisure – 6.0%
Accor SA	495	24,246
Aristocrat Leisure Ltd	46,605	1,063,970
Carnival PLC	17,315	990,274
Crown Resorts Ltd	4,416	44,217
Flight Centre Travel Group Ltd	4,601	216,575
Galaxy Entertainment Group Ltd	242,000	1,857,525
InterContinental Hotels Group PLC	1,196	74,391
McDonald's Holdings Co Japan Ltd	5,500	280,444
Melco Resorts & Entertainment Ltd (ADR)	19,200	537,600
Oriental Land Co Ltd/Japan	6,000	628,820
Paddy Power Betfair PLC	3,464	388,441
Sands China Ltd	53,200	283,495
Tabcorp Holdings Ltd	32,543	107,694
TUI AG	21,132	463,451
		6,961,143
Household Durables – 2.1%
Barratt Developments PLC	22,951	156,039
Berkeley Group Holdings PLC	8,298	414,353
Iida Group Holdings Co Ltd	8,300	159,960
Nikon Corp	7,500	119,013
Persimmon PLC	10,582	353,587
Taylor Wimpey PLC	21,082	49,755
Techtronic Industries Co Ltd	214,500	1,191,089
		2,443,796
Independent Power and Renewable Electricity Producers – 0.1%
Uniper SE	5,335	159,032
Industrial Conglomerates – 0.3%
Jardine Matheson Holdings Ltd	3,100	195,610
Keppel Corp Ltd	16,200	85,234
Toshiba Corp*	15,000	45,038
		325,882
Information Technology Services – 0.9%
Amadeus IT Group SA	1,669	131,492
Computershare Ltd	5,333	72,979
Obic Co Ltd	4,100	339,001
Otsuka Corp	12,600	493,646
		1,037,118
Insurance – 3.8%
Admiral Group PLC	3,424	86,109
Aegon NV	34,168	204,164
Ageas	7,459	376,060
Allianz SE	746	154,140
Dai-ichi Life Holdings Inc	13,300	236,603
Direct Line Insurance Group PLC	48,715	220,324
Hannover Rueck SE	1,688	210,437
Insurance Australia Group Ltd	42,005	266,074
Japan Post Holdings Co Ltd	14,800	162,054
Legal & General Group PLC	35,672	125,167

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	11

Janus Henderson International Managed Volatility Fund

Schedule of Investments

June 30, 2018

Shares		Value
Common Stocks – (continued)
Insurance – (continued)
NN Group NV	6,829	$277,069
Old Mutual Ltd*	23,324	46,287
Poste Italiane SpA (144A)	26,582	221,918
RSA Insurance Group PLC	24,481	219,421
SCOR SE	872	32,344
Sony Financial Holdings Inc	27,400	521,813
Swiss Life Holding AG*	2,042	710,529
T&D Holdings Inc	18,600	278,708
Tryg A/S	4,835	113,475
		4,462,696
Internet Software & Services – 0.1%
REA Group Ltd	2,260	152,381
Leisure Products – 0.3%
Sega Sammy Holdings Inc	12,000	205,497
Shimano Inc	900	132,056
		337,553
Machinery – 0.9%
Alstom SA	5,246	240,902
Atlas Copco AB	1,513	43,867
Atlas Copco AB	540	14,127
Epiroc AB - Class A*	1,513	15,882
Epiroc AB - Class B*	540	4,945
FANUC Corp	300	59,488
Hitachi Construction Machinery Co Ltd	200	6,486
MAN SE	5,860	663,077
Weir Group PLC	1,786	47,108
		1,095,882
Media – 1.4%
Axel Springer SE	7,595	549,218
Pearson PLC	33,709	391,889
RTL Group SA	453	30,713
Singapore Press Holdings Ltd	105,000	200,056
Sky PLC	24,289	468,391
		1,640,267
Metals & Mining – 1.9%
Alumina Ltd	207,301	429,040
Anglo American PLC	27,045	600,496
BHP Billiton PLC	4,612	103,189
BlueScope Steel Ltd	28,004	356,890
Boliden AB	1,149	37,193
JFE Holdings Inc	6,200	116,970
Newcrest Mining Ltd	5,498	89,104
Rio Tinto Ltd	948	58,842
Rio Tinto PLC	576	31,762
South32 Ltd	77,704	209,228
Sumitomo Metal Mining Co Ltd	5,000	190,537
voestalpine AG	305	14,031
		2,237,282
Multiline Retail – 0.9%
Don Quijote Holdings Co Ltd	6,300	302,308
Isetan Mitsukoshi Holdings Ltd	5,200	64,905
J Front Retailing Co Ltd	25,500	387,187
Marui Group Co Ltd	1,800	37,887
Ryohin Keikaku Co Ltd	700	246,241
Takashimaya Co Ltd	7,000	59,862
		1,098,390
Multi-Utilities – 0.7%
AGL Energy Ltd	38,280	637,891
Innogy SE (144A)	2,095	89,730

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

12	JUNE 30, 2018

Janus Henderson International Managed Volatility Fund

Schedule of Investments

June 30, 2018

Shares		Value
Common Stocks – (continued)
Multi-Utilities – (continued)
Veolia Environnement SA	4,687	$100,264
		827,885
Oil, Gas & Consumable Fuels – 4.7%
BP PLC	19,747	150,330
Equinor ASA	12,556	332,445
Galp Energia SGPS SA	9,432	179,335
Idemitsu Kosan Co Ltd	20,800	740,507
Inpex Corp	40,300	416,562
JXTG Holdings Inc	86,050	597,584
Neste Oyj	18,069	1,412,657
OMV AG	5,743	325,317
Royal Dutch Shell PLC - Class A	12,669	438,957
Royal Dutch Shell PLC - Class B	13,079	467,730
Santos Ltd*	31,790	148,150
Showa Shell Sekiyu KK	12,800	190,764
TOTAL SA	505	30,707
		5,431,045
Paper & Forest Products – 0.6%
Oji Holdings Corp	24,000	148,711
Stora Enso OYJ	17,166	335,339
UPM-Kymmene OYJ	5,463	195,057
		679,107
Personal Products – 1.2%
Kao Corp	2,500	190,569
Kose Corp	3,800	817,426
Pola Orbis Holdings Inc	4,400	193,379
Shiseido Co Ltd	2,900	230,113
		1,431,487
Pharmaceuticals – 3.5%
Astellas Pharma Inc	29,700	452,530
Daiichi Sankyo Co Ltd	31,000	1,186,009
Eisai Co Ltd	5,300	372,664
H Lundbeck A/S	6,045	424,513
Hisamitsu Pharmaceutical Co Inc	5,000	421,531
Mitsubishi Tanabe Pharma Corp	32,300	557,813
Ono Pharmaceutical Co Ltd	12,900	302,133
Sumitomo Dainippon Pharma Co Ltd	2,200	46,536
Taisho Pharmaceutical Holdings Co Ltd	2,000	233,735
Vifor Pharma AG	460	73,426
		4,070,890
Professional Services – 1.9%
Intertek Group PLC	3,182	239,930
Persol Holdings Co Ltd	3,300	73,542
Randstad NV	535	31,396
Recruit Holdings Co Ltd	53,100	1,467,412
RELX NV	4,764	101,403
RELX PLC	1,226	26,242
SEEK Ltd	5,884	95,380
SGS SA	11	29,317
Wolters Kluwer NV	2,261	127,258
		2,191,880
Real Estate Management & Development – 2.1%
Daito Trust Construction Co Ltd	2,600	422,593
Hongkong Land Holdings Ltd	24,400	174,460
Hulic Co Ltd	9,600	102,222
Hysan Development Co Ltd	45,000	250,440
LendLease Group	14,591	214,581
Swire Properties Ltd	102,200	377,730
Swiss Prime Site AG*	1,801	165,741

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	13

Janus Henderson International Managed Volatility Fund

Schedule of Investments

June 30, 2018

Shares		Value
Common Stocks – (continued)
Real Estate Management & Development – (continued)
Tokyu Fudosan Holdings Corp	59,800	$421,013
UOL Group Ltd	17,300	96,510
Vonovia SE	4,771	226,988
		2,452,278
Road & Rail – 1.9%
Central Japan Railway Co	500	103,682
ComfortDelGro Corp Ltd	109,300	188,286
Keisei Electric Railway Co Ltd	3,200	109,809
Kintetsu Group Holdings Co Ltd	4,300	175,451
MTR Corp Ltd	160,500	884,337
Nagoya Railroad Co Ltd	11,000	283,982
Nippon Express Co Ltd	4,700	340,769
Tobu Railway Co Ltd	2,000	61,172
Tokyu Corp	3,200	55,106
		2,202,594
Semiconductor & Semiconductor Equipment – 1.4%
NXP Semiconductors NV*	3,400	371,518
STMicroelectronics NV	34,475	765,971
SUMCO Corp	11,700	235,639
Tokyo Electron Ltd	600	102,741
Wharf Real Estate Investment Co Ltd	18,000	127,826
		1,603,695
Software – 2.4%
Check Point Software Technologies Ltd*	20,000	1,953,600
Dassault Systemes SE	1,351	189,037
Nice Ltd*	1,266	131,490
Nintendo Co Ltd	400	130,563
Oracle Corp Japan	4,100	334,302
Trend Micro Inc/Japan	900	51,263
		2,790,255
Specialty Retail – 1.5%
Fast Retailing Co Ltd	900	412,829
Hikari Tsushin Inc	2,700	474,181
Kingfisher PLC	14,180	55,553
Nitori Holdings Co Ltd	2,000	312,009
Shimamura Co Ltd	3,200	281,686
Yamada Denki Co Ltd	46,200	229,105
		1,765,363
Technology Hardware, Storage & Peripherals – 0.1%
Konica Minolta Inc	9,900	91,681
Textiles, Apparel & Luxury Goods – 3.8%
adidas AG	4,295	937,852
Asics Corp	27,000	455,886
Hermes International	1,592	972,953
Hugo Boss AG	1,873	169,851
Kering SA	2,078	1,172,014
Luxottica Group SpA	2,829	182,396
LVMH Moet Hennessy Louis Vuitton SE	24	7,977
Moncler SpA	3,838	174,570
Pandora A/S	1,937	135,394
Puma SE	208	121,438
Yue Yuen Industrial Holdings Ltd	17,000	47,710
		4,378,041
Tobacco – 0.1%
Swedish Match AB	3,104	153,701
Trading Companies & Distributors – 2.7%
AerCap Holdings NV*	3,800	205,770
Ashtead Group PLC	3,506	104,411
Brenntag AG	1,233	68,670

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

14	JUNE 30, 2018

Janus Henderson International Managed Volatility Fund

Schedule of Investments

June 30, 2018

Shares		Value
Common Stocks – (continued)
Trading Companies & Distributors – (continued)
Bunzl PLC	4,398	$133,159
Ferguson PLC	2,691	218,318
ITOCHU Corp	46,700	845,357
Marubeni Corp	42,200	321,624
Mitsubishi Corp	12,300	341,396
Mitsui & Co Ltd	7,300	121,636
Sumitomo Corp	51,100	838,761
		3,199,102
Transportation Infrastructure – 0.9%
Aeroports de Paris	4,400	994,069
Wireless Telecommunication Services – 0.3%
NTT DOCOMO Inc	12,200	310,760
Total Common Stocks (cost $100,636,040)		114,132,322
Preferred Stocks – 0.2%
Automobiles – 0.2%
Porsche Automobil Holding SE	1,793	114,195
Volkswagen AG	619	102,780
Total Preferred Stocks (cost $279,601)		216,975
Investment Companies – 1.3%
Money Markets – 1.3%
Janus Henderson Cash Liquidity Fund LLC, 1.8501%ºº,£ (cost $1,508,097)	1,508,097	1,508,097
Total Investments (total cost $102,423,738) – 99.7%		115,857,394
Cash, Receivables and Other Assets, net of Liabilities – 0.3%		371,455
Net Assets – 100%		$116,228,849

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	15

Janus Henderson International Managed Volatility Fund

Schedule of Investments

June 30, 2018

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
Japan	$38,099,555	32.9%
Hong Kong	15,290,588	13.2
United Kingdom	9,440,408	8.2
France	9,436,220	8.2
Australia	6,832,698	5.9
Germany	6,539,000	5.7
Switzerland	5,347,814	4.6
Israel	4,742,211	4.1
Singapore	2,946,815	2.5
Italy	2,734,299	2.4
Netherlands	2,712,902	2.3
Finland	2,161,198	1.9
Denmark	2,008,727	1.7
Austria	1,611,984	1.4
United States	1,508,097	1.3
Ireland	1,090,843	0.9
Norway	1,085,829	0.9
Belgium	847,306	0.7
Spain	593,004	0.5
New Zealand	378,846	0.3
Sweden	269,715	0.2
Portugal	179,335	0.2

Total	$115,857,394	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

16	JUNE 30, 2018

Janus Henderson International Managed Volatility Fund

Schedule of Investments

June 30, 2018

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 6/30/18
Investment Companies - 1.3%
Investments Purchased with Cash Collateral from Securities Lending - N/A
Janus Henderson Cash Collateral Fund LLC,1.8237%ºº	$15,723∆	$-	$-	$-
Money Markets - 1.3%
Janus Henderson Cash Liquidity Fund LLC,1.8501%ºº	$17,252	$-	$-	$1,508,097
Total Affiliated Investments - 1.3%	$32,975	$-	$-	$1,508,097

	Share Balance at 6/30/17	Purchases	Sales	Share Balance at 6/30/18
Investment Companies - 1.3%
Investments Purchased with Cash Collateral from Securities Lending - N/A
Janus Henderson Cash Collateral Fund LLC,1.8237%ºº	804,504	5,651,629	(6,456,133)	-
Money Markets - 1.3%
Janus Henderson Cash Liquidity Fund LLC,1.8501%ºº	303,000	45,683,211	(44,478,114)	1,508,097

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	17

Janus Henderson International Managed Volatility Fund

Notes to Schedule of Investments and Other Information

MSCI EAFE® Index	MSCI EAFE® (Europe, Australasia, Far East) Index reflects the equity market performance of developed markets, excluding the U.S. and Canada.

ADR	American Depositary Receipt
CDI	Clearing House Electronic Subregister System Depositary Interest
LLC	Limited Liability Company
PLC	Public Limited Company
RSP	Italian Savings Shares

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the year ended June 30, 2018 is $326,514, which represents 0.3% of net assets.

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of June 30, 2018.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

∆	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of June 30, 2018. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quotes Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Common Stocks
Common Stocks	$-	$94,493,012	$-
Beverages	93,472	2,213,483
Hotels, Restaurants & Leisure	537,600	6,423,543
Industrial Conglomerates	195,610	130,272	-
Real Estate Management & Development	174,460	2,277,818	-
Semiconductor & Semiconductor Equipment	371,518	1,232,177	-
Software	1,953,600	836,655	-
Trading Companies & Distributors	205,770	2,993,332	-
Preferred Stocks	-	216,975	-
Investment Companies	-	1,508,097	-
Total Assets	$3,532,030	$112,325,364	$-

18	JUNE 30, 2018

Janus Henderson International Managed Volatility Fund

Statement of Assets and Liabilities

June 30, 2018

See footnotes at the end of the Statement.

Assets:
Unaffiliated investments, at value(1)	$114,349,297
Affiliated investments, at value(2)	1,508,097
Cash denominated in foreign currency(3)	343,870
Non-interested Trustees' deferred compensation	2,435
Receivables:
Fund shares sold	294,876
Dividends	182,894
Foreign tax reclaims	139,446
Dividends from affiliates	2,245
Investments sold	1,669
Other assets	155
Total Assets	116,824,984
Liabilities:
Due to custodian	216,484
Payables:	—
Fund shares repurchased	137,117
Registration fees	60,371
Advisory fees	55,192
Professional fees	42,895
Investments purchased	26,778
Non-affiliated fund administration fees payable	16,461
Transfer agent fees and expenses	15,775
Custodian fees	3,051
Non-interested Trustees' deferred compensation fees	2,435
12b-1 Distribution and shareholder servicing fees	2,289
Non-interested Trustees' fees and expenses	960
Affiliated fund administration fees payable	251
Accrued expenses and other payables	16,076
Total Liabilities	596,135
Net Assets	$116,228,849

See Notes to Financial Statements.

Janus Investment Fund	19

Janus Henderson International Managed Volatility Fund

Statement of Assets and Liabilities

June 30, 2018

Net Assets Consist of:
Capital (par value and paid-in surplus)	$99,766,357
Undistributed net investment income/(loss)	785,703
Undistributed net realized gain/(loss) from investments and foreign currency transactions	2,244,601
Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	13,432,188
Total Net Assets	$116,228,849
Net Assets - Class A Shares	$1,358,099
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	145,785
Net Asset Value Per Share(4)	$9.32
Maximum Offering Price Per Share(5)	$9.89
Net Assets - Class C Shares	$2,035,407
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	224,459
Net Asset Value Per Share(4)	$9.07
Net Assets - Class D Shares	$5,185,465
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	565,653
Net Asset Value Per Share	$9.17
Net Assets - Class I Shares	$63,537,558
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	6,901,499
Net Asset Value Per Share	$9.21
Net Assets - Class N Shares	$37,232,072
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	4,049,107
Net Asset Value Per Share	$9.20
Net Assets - Class S Shares	$703,020
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	75,738
Net Asset Value Per Share	$9.28
Net Assets - Class T Shares	$6,177,228
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	672,864
Net Asset Value Per Share	$9.18

(1) Includes cost of $100,915,641.

(2) Includes cost of $1,508,097.

(3) Includes cost of $341,486.

(4) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(5) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

20	JUNE 30, 2018

Janus Henderson International Managed Volatility Fund

Statement of Operations

For the year ended June 30, 2018

Investment Income:
Dividends	$2,752,578
Dividends from affiliates	17,252
Affiliated securities lending income, net	15,723
Other income	180
Foreign tax withheld	(200,271)
Total Investment Income	2,585,462
Expenses:
Advisory fees	606,618
12b-1 Distribution and shareholder servicing fees:
Class A Shares	6,550
Class C Shares	23,781
Class S Shares	1,870
Transfer agent administrative fees and expenses:
Class D Shares	6,079
Class S Shares	1,870
Class T Shares	34,097
Transfer agent networking and omnibus fees:
Class A Shares	3,703
Class C Shares	2,202
Class I Shares	42,815
Other transfer agent fees and expenses:
Class A Shares	336
Class C Shares	299
Class D Shares	1,161
Class I Shares	2,352
Class N Shares	1,197
Class S Shares	27
Class T Shares	331
Registration fees	110,113
Professional fees	57,820
Custodian fees	38,043
Non-affiliated fund administration fees	16,460
Shareholder reports expense	14,198
Affiliated fund administration fees	6,859
Non-interested Trustees’ fees and expenses	3,564
Other expenses	10,345
Total Expenses	992,690
Less: Excess Expense Reimbursement and Waivers	(483)
Net Expenses	992,207
Net Investment Income/(Loss)	1,593,255
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	7,492,857
Total Net Realized Gain/(Loss) on Investments	7,492,857
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	1,087,404
Total Change in Unrealized Net Appreciation/Depreciation	1,087,404
Net Increase/(Decrease) in Net Assets Resulting from Operations	$10,173,516

See Notes to Financial Statements.

Janus Investment Fund	21

Janus Henderson International Managed Volatility Fund

Statements of Changes in Net Assets

	Year ended June 30, 2018	Year ended June 30, 2017(1)

Operations:
Net investment income/(loss)	$1,593,255	$1,651,636
Net realized gain/(loss) on investments	7,492,857	1,152
Change in unrealized net appreciation/depreciation	1,087,404	7,117,307
Net Increase/(Decrease) in Net Assets Resulting from Operations	10,173,516	8,770,095
Dividends and Distributions to Shareholders:
Dividends from Net Investment Income
Class A Shares	(6,617)	(171,788)
Class C Shares	(9,717)	(29,038)
Class D Shares	(73,697)	(46,272)
Class I Shares	(727,561)	(384,770)
Class N Shares	(575,981)	(989,140)
Class S Shares	(6,393)	(25,915)
Class T Shares	(158,491)	(408,738)
Net Decrease from Dividends and Distributions to Shareholders	(1,558,457)	(2,055,661)
Capital Share Transactions:
Class A Shares	(7,282,185)	3,190,647
Class C Shares	(872,157)	923,856
Class D Shares	385,877	1,799,679
Class I Shares	25,607,394	(31,866,339)
Class N Shares	1,513,759	27,464,606
Class S Shares	(88,759)	(343,576)
Class T Shares	(12,091,564)	1,430,106
Net Increase/(Decrease) from Capital Share Transactions	7,172,365	2,598,979
Net Increase/(Decrease) in Net Assets	15,787,424	9,313,413
Net Assets:
Beginning of period	100,441,425	91,128,012
End of period	$116,228,849	$100,441,425

Undistributed Net Investment Income/(Loss)	$785,703	$309,932

(1) Period from October 28, 2016 (inception date) through June 30, 2017 for Class N Shares.

See Notes to Financial Statements.

22	JUNE 30, 2018

Janus Henderson International Managed Volatility Fund

Financial Highlights

Class A Shares
For a share outstanding during each year ended June 30	2018	2017	2016		2015	2014
Net Asset Value, Beginning of Period	$8.50	$7.96	$8.03		$9.66	$8.07
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.04	0.08	0.11		0.09	0.25
Net realized and unrealized gain/(loss)	0.81	0.59	(0.13)		(0.56)	1.57
Total from Investment Operations	0.85	0.67	(0.02)		(0.47)	1.82
Less Dividends and Distributions:
Dividends (from net investment income)	(0.03)	(0.13)	(0.05)		(0.15)	(0.23)
Distributions (from capital gains)	—	—	—		(1.01)	—(2)
Total Dividends and Distributions	(0.03)	(0.13)	(0.05)		(1.16)	(0.23)
Net Asset Value, End of Period	$9.32	$8.50	$7.96		$8.03	$9.66
Total Return*	10.00%	8.73%	(0.22)%		(4.19)%	22.74%
Net Assets, End of Period (in thousands)	$1,358	$8,240	$4,821		$5,829	$5,342
Average Net Assets for the Period (in thousands)	$2,665	$6,776	$3,145		$5,392	$2,240
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.19%	1.14%	1.24%		1.35%	1.21%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.19%	1.14%	1.24%		1.34%	1.20%
Ratio of Net Investment Income/(Loss)	0.43%	1.05%	1.45%		1.09%	2.69%
Portfolio Turnover Rate	86%	134%	74%		191%	160%
				1

Class C Shares
For a share outstanding during each year ended June 30	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$8.33	$7.81	$7.94	$9.58	$8.14
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.03	0.06	0.08	0.03	0.19
Net realized and unrealized gain/(loss)	0.75	0.55	(0.15)	(0.56)	1.57
Total from Investment Operations	0.78	0.61	(0.07)	(0.53)	1.76
Less Dividends and Distributions:
Dividends (from net investment income)	(0.04)	(0.09)	(0.06)	(0.10)	(0.32)
Distributions (from capital gains)	—	—	—	(1.01)	—(2)
Total Dividends and Distributions	(0.04)	(0.09)	(0.06)	(1.11)	(0.32)
Net Asset Value, End of Period	$9.07	$8.33	$7.81	$7.94	$9.58
Total Return*	9.32%	8.02%	(0.86)%	(4.95)%	21.91%
Net Assets, End of Period (in thousands)	$2,035	$2,672	$1,581	$510	$526
Average Net Assets for the Period (in thousands)	$2,398	$2,289	$924	$480	$179
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.90%	1.89%	1.94%	2.02%	1.93%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.90%	1.89%	1.94%	2.01%	1.93%
Ratio of Net Investment Income/(Loss)	0.30%	0.75%	1.05%	0.40%	2.13%
Portfolio Turnover Rate	86%	134%	74%	191%	160%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

See Notes to Financial Statements.

Janus Investment Fund	23

Janus Henderson International Managed Volatility Fund

Financial Highlights

Class D Shares
For a share outstanding during each year or period ended June 30	2018	2017	2016	2015(1)
Net Asset Value, Beginning of Period	$8.43	$7.87	$8.00	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.13	0.14	0.15	0.03
Net realized and unrealized gain/(loss)	0.74	0.55	(0.16)	(2.03)
Total from Investment Operations	0.87	0.69	(0.01)	(2.00)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.13)	(0.13)	(0.12)	—
Distributions (from capital gains)	—	—	—	—
Total Dividends and Distributions	(0.13)	(0.13)	(0.12)	—
Net Asset Value, End of Period	$9.17	$8.43	$7.87	$8.00
Total Return*	10.32%	9.05%	(0.12)%	(20.00)%
Net Assets, End of Period (in thousands)	$5,185	$4,412	$2,282	$504
Average Net Assets for the Period (in thousands)	$5,076	$3,132	$1,314	$315
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.97%	0.99%	1.17%	2.26%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.97%	0.99%	1.10%	1.26%
Ratio of Net Investment Income/(Loss)	1.36%	1.77%	1.97%	1.80%
Portfolio Turnover Rate	86%	134%	74%	191%

Class I Shares
For a share outstanding during each year ended June 30	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$8.46	$7.89	$8.00	$9.63	$8.03
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.15	0.12	0.14	0.13	0.21
Net realized and unrealized gain/(loss)	0.74	0.57	(0.13)	(0.57)	1.63
Total from Investment Operations	0.89	0.69	0.01	(0.44)	1.84
Less Dividends and Distributions:
Dividends (from net investment income)	(0.14)	(0.12)	(0.12)	(0.18)	(0.24)
Distributions (from capital gains)	—	—	—	(1.01)	—
Total Dividends and Distributions	(0.14)	(0.12)	(0.12)	(1.19)	(0.24)
Net Asset Value, End of Period	$9.21	$8.46	$7.89	$8.00	$9.63
Total Return*	10.51%	8.99%	0.14%	(3.90)%	23.21%
Net Assets, End of Period (in thousands)	$63,538	$34,748	$66,948	$65,227	$69,062
Average Net Assets for the Period (in thousands)	$49,224	$45,492	$61,549	$64,504	$66,596
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.87%	0.80%	0.87%	0.93%	0.81%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.87%	0.80%	0.87%	0.93%	0.81%
Ratio of Net Investment Income/(Loss)	1.59%	1.51%	1.78%	1.48%	2.27%
Portfolio Turnover Rate	86%	134%	74%	191%	160%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from April 24, 2015 (inception date) through June 30, 2015.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

24	JUNE 30, 2018

Janus Henderson International Managed Volatility Fund

Financial Highlights

Class N Shares
For a share outstanding during the year or period ended June 30	2018	2017(1)
Net Asset Value, Beginning of Period	$8.45	$7.79
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.14	0.11
Net realized and unrealized gain/(loss)	0.75	0.70
Total from Investment Operations	0.89	0.81
Less Dividends and Distributions:
Dividends (from net investment income)	(0.14)	(0.15)
Distributions (from capital gains)	—	—
Total Dividends and Distributions	(0.14)	(0.15)
Net Asset Value, End of Period	$9.20	$8.45
Total Return*	10.56%	10.72%
Net Assets, End of Period (in thousands)	$37,232	$32,840
Average Net Assets for the Period (in thousands)	$36,703	$38,721
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.78%	0.80%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.78%	0.80%
Ratio of Net Investment Income/(Loss)	1.53%	2.00%
Portfolio Turnover Rate	86%	134%

Class S Shares
For a share outstanding during each year ended June 30	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$8.52	$7.98	$8.09	$9.74	$8.09
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.08	0.08	0.15	0.09	0.15
Net realized and unrealized gain/(loss)	0.76	0.59	(0.17)	(0.57)	1.69
Total from Investment Operations	0.84	0.67	(0.02)	(0.48)	1.84
Less Dividends and Distributions:
Dividends (from net investment income)	(0.08)	(0.13)	(0.09)	(0.16)	(0.19)
Distributions (from capital gains)	—	—	—	(1.01)	—
Total Dividends and Distributions	(0.08)	(0.13)	(0.09)	(1.17)	(0.19)
Net Asset Value, End of Period	$9.28	$8.52	$7.98	$8.09	$9.74
Total Return*	9.90%	8.70%	(0.18)%	(4.29)%	22.92%
Net Assets, End of Period (in thousands)	$703	$726	$1,009	$67	$67
Average Net Assets for the Period (in thousands)	$750	$983	$135	$64	$86
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.38%	1.26%	1.40%	1.43%	1.33%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.38%	1.25%	1.26%	1.43%	1.13%
Ratio of Net Investment Income/(Loss)	0.86%	1.02%	1.98%	1.01%	1.69%
Portfolio Turnover Rate	86%	134%	74%	191%	160%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from October 28, 2016 (inception date) through June 30, 2017.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	25

Janus Henderson International Managed Volatility Fund

Financial Highlights

Class T Shares
For a share outstanding during each year ended June 30	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$8.42	$7.87	$7.99	$9.60	$8.01
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.11	0.11	0.22	0.09	0.32
Net realized and unrealized gain/(loss)	0.76	0.57	(0.23)	(0.55)	1.49
Total from Investment Operations	0.87	0.68	(0.01)	(0.46)	1.81
Less Dividends and Distributions:
Dividends (from net investment income)	(0.11)	(0.13)	(0.11)	(0.14)	(0.22)
Distributions (from capital gains)	—	—	—	(1.01)	—(2)
Total Dividends and Distributions	(0.11)	(0.13)	(0.11)	(1.15)	(0.22)
Net Asset Value, End of Period	$9.18	$8.42	$7.87	$7.99	$9.60
Total Return*	10.33%	8.96%	(0.14)%	(4.08)%	22.78%
Net Assets, End of Period (in thousands)	$6,177	$16,803	$14,487	$887	$2,504
Average Net Assets for the Period (in thousands)	$13,714	$20,165	$4,865	$1,474	$1,121
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.03%	1.00%	1.16%	1.16%	1.12%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.02%	1.00%	1.16%	1.16%	1.12%
Ratio of Net Investment Income/(Loss)	1.15%	1.43%	2.90%	1.10%	3.44%
Portfolio Turnover Rate	86%	134%	74%	191%	160%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

See Notes to Financial Statements.

26	JUNE 30, 2018

Janus Henderson International Managed Volatility Fund

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Janus Henderson International Managed Volatility Fund (the “ Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 49 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks long-term growth of capital. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares. Class D Shares are closed to certain investors.

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus Henderson funds. Class D Shares are available only to investors who hold accounts directly with the Janus Henderson funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of: 1) certain adviser-assisted, employer-sponsored retirement plans, including 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans; and 2) retail investors purchasing in qualified or nonqualified accounts, whose accounts are held through an omnibus account at their financial intermediary, and where the financial intermediary requires no payment or reimbursement from the Fund, Janus Capital Management LLC (“Janus Capital”), or its affiliates. Class N Shares are also available to Janus Henderson proprietary products and to certain direct institutional investors approved by Janus Distributors LLC dba Janus Henderson Distributors (“Janus Henderson Distributors”) including, but not limited to, corporations, certain retirement plans, public plans, and foundations and endowments, subject to minimum investment requirements.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price.

Janus Investment Fund	27

Janus Henderson International Managed Volatility Fund

Notes to Financial Statements

Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2018 to fair value the Fund’s investments in

28	JUNE 30, 2018

Janus Henderson International Managed Volatility Fund

Notes to Financial Statements

securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

The Fund recognizes transfers between the levels as of the beginning of the fiscal year. The following describes the amounts of transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the year.

Financial assets of $59,649,428 were transferred out of Level 1 to Level 2 since certain foreign equity prices were applied a fair valuation adjustment factor at the end of the current period and no factor was applied at the end of the prior fiscal year.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or the Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the

Janus Investment Fund	29

Janus Henderson International Managed Volatility Fund

Notes to Financial Statements

Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

On December 22, 2017, the Tax Cuts and Jobs Act was signed into law. Currently, Management does not believe the bill will have a material impact on the Fund’s intention to continue to qualify as a regulated investment company, which is generally not subject to U.S. federal income tax.

2. Other Investments and Strategies

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) of 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone

30	JUNE 30, 2018

Janus Henderson International Managed Volatility Fund

Notes to Financial Statements

member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). There is considerable uncertainty about how Brexit will be conducted, how negotiations of necessary treaties and trade agreements will proceed, or how financial markets will react. In addition, one or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Real Estate Investing

To the extent that real estate-related securities may be included in the Fund’s named benchmark index, Intech’s mathematical investment process may select equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Securities Lending

Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to certain qualified broker-dealers and institutions. Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions in accordance with the Agency Securities Lending and Repurchase Agreement. The Fund may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.

Janus Investment Fund	31

Janus Henderson International Managed Volatility Fund

Notes to Financial Statements

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Henderson Cash Collateral Fund LLC. An investment in Janus Henderson Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Henderson Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Henderson Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Henderson Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments (if applicable). Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations. There were no securities on loan as of June 30, 2018.

3. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The Fund’s contractual investment advisory fee rate (expressed as an annual rate) is 0.55% of its average daily net assets.

Intech Investment Management LLC (“Intech”) serves as subadviser to the Fund. As subadviser, Intech provides day-to-day management of the investment operations of the Fund subject to the general oversight of Janus Capital. Janus Capital owns approximately 97% of Intech.

Janus Capital pays Intech a subadvisory fee rate equal to 50% of the investment advisory fee paid by the Fund to Janus Capital (net of any fee waivers and expense reimbursements).

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s total annual fund operating expenses, including the investment advisory fee, but excluding the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus/administrative fees payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.95% of the Fund’s average daily net assets. Janus Capital has agreed to continue the waivers until at least November 1, 2018. If applicable, amounts waived and/or reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees

32	JUNE 30, 2018

Janus Henderson International Managed Volatility Fund

Notes to Financial Statements

with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund’s Class D Shares pay an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital. For all share classes except Class D Shares, Janus Services also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.

Janus Services is compensated for its services related to the Fund’s Class D Shares. In addition to the administrative fees discussed above, Janus Services receives reimbursement for out-of-pocket costs it incurs for serving as transfer agent and providing, or arranging for, servicing to shareholders. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Henderson Distributors, a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Henderson Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution and shareholder servicing fees” in the Statement of Operations.

Janus Capital serves as administrator to the Fund pursuant to an administration agreement between Janus Capital and the Trust. Under the administration agreement, Janus Capital provides oversight and coordination of the Fund’s service providers, recordkeeping, and other administrative services, and is reimbursed by the Fund for certain of its costs in providing these services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. The Fund pays for some or all of the salaries, fees, and expenses of Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket

Janus Investment Fund	33

Janus Henderson International Managed Volatility Fund

Notes to Financial Statements

expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital (or any subadvisor, as applicable) provides to the Fund. These amounts are disclosed as “Affiliated Fund administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Fund’s Chief Compliance Officer and certain compliance staff, all of whom are employees of Janus Capital and/or its affiliates, are shared with the Fund. Total compensation of $476,345 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended June 30, 2018. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

Effective April 1, 2018, BNP Paribas Financial Services (“BPFS”) provides certain administrative services to the Fund, including services related to Fund accounting, calculation of the Fund’s daily NAV, and Fund audit, tax, and reporting obligations, pursuant to a sub-administration agreement with Janus Capital on behalf of the Fund. As compensation for such services, Janus Capital pays BPFS a fee based on a percentage of the Fund’s assets, along with a flat fee, and is reimbursed by the Fund for amounts paid to BPFS (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). These amounts are disclosed as “Non-affiliated fund administration fees” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of June 30, 2018 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended June 30, 2018 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $471,025 were paid by the Trust to the Trustees under the Deferred Plan during the year ended June 30, 2018.

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital Management LLC (“Janus Capital”) has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Henderson Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Henderson Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Fund's ability to withdraw investments from Janus Henderson Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Henderson Cash Liquidity Fund LLC. The units of Janus Henderson Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the year ended June 30, 2018 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Henderson Distributors and financial intermediaries. During the year ended June 30, 2018, Janus Henderson Distributors retained upfront sales charges of $1,442.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were

34	JUNE 30, 2018

Janus Henderson International Managed Volatility Fund

Notes to Financial Statements

no CDSCs paid by redeeming shareholders of Class A Shares to Janus Henderson Distributors during the year ended June 30, 2018.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the year ended June 30, 2018, redeeming shareholders of Class C Shares paid CDSCs of $135.

As of June 30, 2018, shares of the Fund were owned by affiliates of Janus Henderson Investors, and/or other funds advised by Janus Henderson, as indicated in the table below:

Class	% of Class Owned	% of Fund Owned
Class A Shares	-%	-%
Class C Shares	-	-
Class D Shares	-	-
Class I Shares	-	-
Class N Shares	91	29
Class S Shares	-	-
Class T Shares	-	-

In addition, other shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

4. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations; (2) losses or deductions the Fund may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of deferred compensation and foreign currency contract adjustments. The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

			Loss Deferrals		Other Book	Net Tax
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Late-Year Ordinary Loss	Post-October Capital Loss	to Tax Differences	Appreciation/ (Depreciation)
$ 865,785	$ 2,232,176	$ -	$ -	$ -	$ (3,906)	$ 13,368,437

During the year ended June 30, 2018, capital loss carryovers of $4,688,484 were utilized by the Fund.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2018 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals, investments in partnerships, and investments in passive foreign investment companies.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 102,488,957	$16,572,585	$ (3,204,148)	$ 13,368,437

Janus Investment Fund	35

Janus Henderson International Managed Volatility Fund

Notes to Financial Statements

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, passive foreign investment companies, net investment losses, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended June 30, 2018
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 1,558,457	$ -	$ -	$ -

For the year ended June 30, 2017
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 2,055,661	$ -	$ -	$ -

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. The following reclassifications have been made to the Fund:

Increase/(Decrease) to Capital	Increase/(Decrease) to Undistributed Net Investment Income/Loss	Increase/(Decrease) to Undistributed Net Realized Gain/Loss
$ 106,595	$ 440,973	$ (547,568)

Capital has been adjusted by $106,595, including $82,615 of long-term capital gain, for distributions in connection with Fund share redemptions (tax equalization).

36	JUNE 30, 2018

Janus Henderson International Managed Volatility Fund

Notes to Financial Statements

5. Capital Share Transactions

	Year ended June 30, 2018		Year ended June 30, 2017(1)
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	65,282	$ 596,325	1,769,564	$ 14,147,999
Reinvested dividends and distributions	695	6,491	23,307	171,072
Shares repurchased	(889,172)	(7,885,001)	(1,429,759)	(11,128,424)
Net Increase/(Decrease)	(823,195)	$ (7,282,185)	363,112	$ 3,190,647
Class C Shares:
Shares sold	38,603	$ 354,461	291,531	$ 2,274,183
Reinvested dividends and distributions	1,000	9,124	3,664	26,417
Shares repurchased	(135,881)	(1,235,742)	(176,882)	(1,376,744)
Net Increase/(Decrease)	(96,278)	$ (872,157)	118,313	$ 923,856
Class D Shares:
Shares sold	185,122	$ 1,709,873	359,743	$ 2,802,379
Reinvested dividends and distributions	7,836	71,934	6,316	45,853
Shares repurchased	(150,902)	(1,395,930)	(132,394)	(1,048,553)
Net Increase/(Decrease)	42,056	$ 385,877	233,665	$ 1,799,679
Class I Shares:
Shares sold	4,137,631	$ 37,969,192	4,881,152	$ 38,148,350
Reinvested dividends and distributions	78,383	721,910	49,835	363,296
Shares repurchased	(1,420,946)	(13,083,708)	(9,308,703)	(70,377,985)
Net Increase/(Decrease)	2,795,068	$ 25,607,394	(4,377,716)	$(31,866,339)
Class N Shares:
Shares sold	480,066	$ 4,444,627	7,145,193	$ 53,303,682
Reinvested dividends and distributions	62,607	575,981	136,058	989,140
Shares repurchased	(381,142)	(3,506,849)	(3,393,675)	(26,828,216)
Net Increase/(Decrease)	161,531	$ 1,513,759	3,887,576	$ 27,464,606
Class S Shares:
Shares sold	10,284	$ 92,872	108,823	$ 833,587
Reinvested dividends and distributions	686	6,393	3,526	25,915
Shares repurchased	(20,436)	(188,024)	(153,653)	(1,203,078)
Net Increase/(Decrease)	(9,466)	$ (88,759)	(41,304)	$ (343,576)
Class T Shares:
Shares sold	331,308	$ 3,108,971	1,689,047	$ 13,399,936
Reinvested dividends and distributions	17,132	157,441	56,136	407,550
Shares repurchased	(1,670,275)	(15,357,976)	(1,590,408)	(12,377,380)
Net Increase/(Decrease)	(1,321,835)	$(12,091,564)	154,775	$ 1,430,106
(1)	Period from October 28, 2016 (inception date) through June 30, 2017 for Class N Shares.

6. Purchases and Sales of Investment Securities

For the year ended June 30, 2018, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$100,768,341	$ 94,111,947	$ -	$ -

Janus Investment Fund	37

Janus Henderson International Managed Volatility Fund

Notes to Financial Statements

7. Recent Accounting Pronouncements

The Securities and Exchange Commission ("SEC") adopted new rules as well as amendments to its rules to modernize the reporting and disclosure of information by registered investment companies. In addition, the SEC adopted amendments to Regulation S-X, which require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date of the amendments to Regulation S-X was August 1, 2017. This report incorporates the amendments to Regulation S-X.

The FASB issued Accounting Standards Update No. 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities ("ASU 2017-08") to amend the amortization period for certain purchased callable debt securities held at a premium. The guidance requires certain premiums on callable debt securities to be amortized to the earliest call date. The amortization period for callable debt securities purchased at a discount will not be impacted. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Early adoption is permitted, including adoption in an interim period. Management is currently evaluating the impacts of ASU 2017-08 on the financial statements.

8. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to June 30, 2018 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

38	JUNE 30, 2018

Janus Henderson International Managed Volatility Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Investment Fund and Shareholders of Janus Henderson International Managed Volatility Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Janus Henderson International Managed Volatility Fund (one of the funds constituting Janus Investment Fund, referred to hereafter as the "Fund") as of June 30, 2018, the related statement of operations for the year ended June 30, 2018, the statements of changes in net assets for each of the two years in the period ended June 30, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended June 30, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Denver, Colorado
August 17, 2018

We have served as the auditor of one or more investment companies in Janus Henderson Funds since 1990.

Janus Investment Fund	39

Janus Henderson International Managed Volatility Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Fund is required to disclose its complete holdings on Form N-Q within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to Fund shareholders. These reports (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free) (or 1-800-525-3713 if you hold Class D shares). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag. Holdings are generally posted approximately two business days thereafter under Full Holdings for the Fund at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 14 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

Additionally, in connection with their consideration of whether to continue the investment advisory agreement and subadvisory agreement for each Fund, as applicable, the Trustees also received and reviewed information in connection with the transaction to combine the respective businesses of Henderson Group plc and Janus Capital Group, Inc., the parent company of Janus Capital (the “Transaction”), announced in October 2016, which closed in the second quarter of 2017. In this regard, the Trustees reviewed information regarding the impact of the Transaction on the services to be provided by Janus Capital and each subadviser, as applicable, to the Funds under such agreements prior to the close of the Transaction as well as the services provided after the Transaction closed.

At a meeting held on December 7, 2017, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from February 1, 2018 through February 1, 2019, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the

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agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees (excluding out of pocket costs), net of any waivers.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has been strong: for the 36 months ended September 30, 2017, approximately 70% of the Funds were in the top two quartiles of performance, as reported by Morningstar, and for the 12 months ended September 30, 2017, approximately 46% of the Funds were in the top two quartiles of performance, as reported by Morningstar.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Alternative Funds

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson International Long/Short Equity Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and the Fund’s limited performance history.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge

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quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Fixed-Income Funds

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Unconstrained Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Real Return Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Strategic Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

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• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson International Small Cap Fund, the Trustees noted that, due to limited performance for the Fund, performance history was not a material factor.

• For Janus Henderson International Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that

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the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson All Asset Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

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• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and the Fund’s limited performance history.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital and Intech had taken or were taking to improve performance, and the Fund’s limited performance history.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Intech had taken or were taking to improve performance.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Select Value Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

Janus Aspen Series

• For Janus Henderson Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

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• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Forty Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Allocation Portfolio – Moderate, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Research Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Technology Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Unconstrained Bond Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and the Fund’s limited performance history.

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Overseas Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Research Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Fund’s performance warranted continuation of the Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of

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that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration, but excluding out-of-pocket costs) fees for many of the Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 10% below the average total expenses of their respective Broadridge Expense Group peers and 18% below the average total expenses for their Broadridge Expense Universes; (3) management fees for the Funds, on average, were 8% below the average management fees for their Expense Groups and 9% below the average for their Expense Universes; and (4) Fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered the total expenses for each share class of each Fund compared to the average total expenses for its Broadridge Expense Group peers and to average total expenses for its Broadridge Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and expense waivers on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional clients and to the fees Janus Capital charges to funds subadvised by Janus Capital; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) Janus mutual fund investors enjoy reasonable fees relative to the fees charged to Janus institutional and subadvised fund investors; (4) in three of seven product categories, the Funds receive proportionally better pricing than the industry in relation to Janus institutional clients; and (5) in seven of eight strategies, Janus Capital has lower management fees than funds subadvised by Janus Capital’s portfolio managers.

The Trustees considered the fees for each Fund for its fiscal year ended in 2016, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Alternative Funds

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Long/Short Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were

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reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Fixed-Income Funds

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Unconstrained Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Real Return Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to waive 11 basis points of management fees effective February 1, 2018 and also has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Strategic Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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Additional Information (unaudited)

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson International Small Cap Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

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Additional Information (unaudited)

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson All Asset Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s total expenses effective June 5, 2017.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Research Fund, the Trustees noted that, although the Fund’s total expenses were equal to or exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective February 1, 2017.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

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Additional Information (unaudited)

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Select Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group averages for all share classes.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Janus Aspen Series

• For Janus Henderson Balanced Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Global Allocation Portfolio - Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Technology Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Unconstrained Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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Additional Information (unaudited)

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Overseas Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for its sole share class.

The Trustees reviewed information on the overall profitability to Janus Capital and its affiliates of their relationship with the Funds, and considered profitability data of other fund managers. The Trustees also considered the financial information, estimated profitability and corporate structure of Janus Capital’s parent company before and after the Transaction. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. The Trustees also noted that the Trustees’ independent fee consultant reviewed the overall profitability of Janus Capital’s parent company prior to the Transaction, and the independent fee consultant found that, while assessing the reasonableness of Fund expenses in light of such profits was dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons were limited in accuracy by differences in complex size, business mix, institutional account orientation and other factors, after accepting these limitations, the level of profit earned by Janus Capital’s parent company was reasonable. In this regard, the independent consultant concluded that the profitability of Janus Capital’s parent company did not show excess nor did it show any insufficiency that could limit the ability to invest the resources needed to drive strong future investment performance on behalf of the Funds.

Additionally, the Trustees considered the estimated profitability to Janus Capital from the investment management services it provided to each Fund. The Trustees also considered such estimated profitability taking into account the impact of the Transaction on Janus Capital’s expense structure on a pro forma basis. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Fund is necessarily a product of the allocation methodology utilized by Janus Capital to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant concluded that (1) the expense allocation methodology utilized by Janus Capital was reasonable and (2) the estimated profitability to Janus Capital from the investment management services it provided to each Fund was reasonable, including after taking into account the impact of the Transaction on Janus Capital’s expense structure on a pro forma basis. The Trustees also considered that the estimated profitability for an individual Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that Janus Capital’s estimated profitability with respect to each Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Funds was not a material factor in the Board’s approval of the reasonableness of any Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that each Fund’s total expenses were reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

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Additional Information (unaudited)

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted their independent fee consultant’s analysis of economies of scale in prior years. They also noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 86% of these Funds’ share classes have contractual management fees (gross of waivers) below their Broadridge expense group averages. They also noted that for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing certain of these Funds because they have not reached adequate scale. Moreover, as the assets of some of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

The independent fee consultant concluded that, given the limitations of various analytical approaches to economies of scale it had considered in prior years, and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus complex. The independent consultant concluded that (1) to the extent there were economies of scale at Janus Capital, Janus Capital’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Funds, Janus Capital appeared to be investing to increase the likelihood that these Funds will grow to a level to achieve any scale economies that may exist. Further, the independent fee consultant provided its belief that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Funds from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and/or the subadvisers benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Fund could attract other business to Janus Capital, the subadvisers or other Janus funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Funds.

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Janus Henderson International Managed Volatility Fund

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was June 30, 2018. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

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Useful Information About Your Fund Report (unaudited)

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. Also included are ratios of expenses and net investment income to average net assets.

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Janus Henderson International Managed Volatility Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

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Designation Requirements (unaudited)

For federal income tax purposes, the Fund designated the following for the year ended June 30, 2018:

Capital Gain Distributions	$82,615
Foreign Taxes Paid	$196,616
Foreign Source Income	$2,752,579
Qualified Dividend Income Percentage	100%

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Janus Henderson International Managed Volatility Fund

Trustees and Officers (unaudited)

The Fund’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Fund’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Fund’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Fund’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Aspen Series. Collectively, these two registered investment companies consist of 61 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Fund may also be officers and/or directors of Janus Capital. Except as otherwise disclosed, Fund officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer, as authorized by the Trustees.

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Managing Partner, Impact Investments, Athena Capital Advisors LLC (independent registered investment advisor) (since 2016) and Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations). Formerly, Chief Executive Officer, Imprint Capital (impact investment firm) (2013-2015) and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	61

Director of Mutual Fund Directors Forum (a non-profit organization serving independent directors of U.S. mutual funds), Chairman of the Board and Trustee of The Investment Fund for Foundations Investment Program (TIP) (consisting of 2 funds), and Director of the F.B. Heron Foundation (a private grantmaking foundation).

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Janus Henderson International Managed Volatility Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Trustee	1/13-Present	Executive Vice President, Institutional Markets, of Black Creek Group (private equity real estate investment management firm) (since 2012). Formerly, Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	61

Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of MotiveQuest LLC (strategic social market research company) (2003-2016); Director of Nuveen Global Investors LLC (2007-2011); Director of Communities in Schools (2004-2010); and Director of Mutual Fund Education Alliance (until 2010).

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Janus Henderson International Managed Volatility Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Managing Member and Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Venture Partner for The Edgewater Funds (a middle market private equity firm) (2002-2004); Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000); and Chief Investment Officer of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	61

Advisory Board Member, Innovate Partners Emerging Growth and Equity Fund I (early stage venture capital fund) (since 2014) and Managing Trustee of National Retirement Partners Liquidating Trust (since 2013). Formerly, Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013); Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009); Director of RemedyTemp, Inc. (temporary help services company) (1996-2006); and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

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Janus Henderson International Managed Volatility Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	6/16-Present	Founder, Daraja Capital (advisory and investment firm) (since 2016), and Senior Advisor, Albright Stonebridge Group LLC (global strategy firm) (since 2016). Formerly, Senior Vice President (2011-2015), Albright Stonebridge Group LLC; and Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	61	Director of Brightwood Capital Advisors, LLC (since 2014).
Gary A. Poliner 151 Detroit Street Denver, CO 80206 DOB: 1953	Trustee	6/16-Present	Retired. Formerly, President (2010-2013) of Northwestern Mutual Life Insurance Company.	61

Director of MGIC Investment Corporation (private mortgage insurance) (since 2013) and West Bend Mutual Insurance Company (property/casualty insurance) (since 2013). Formerly, Trustee of Northwestern Mutual Life Insurance Company (2010-2013); and Director of Frank Russell Company (global asset management firm) (2008-2013).

62	JUNE 30, 2018

Janus Henderson International Managed Volatility Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
James T. Rothe 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	1/97-Present	Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Co-founder and Managing Director of Roaring Fork Capital SBIC, L.P. (SBA SBIC fund focusing on private investment in public equity firms) (2004-2014), Professor of Business of the University of Colorado (2002-2004), and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	61	Formerly, Director of Red Robin Gourmet Burgers, Inc. (RRGB) (2004- 2014).
William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	6/84-Present	Retired. Formerly, President and founder of HPS Products and Corporate Vice President of MKS Instruments, Boulder, CO (a provider of advanced process control systems for the semiconductor industry) (1976-2012).	61	None

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Janus Henderson International Managed Volatility Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Diane L. Wallace 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	6/17-Present	Retired.	61

Formerly, Independent Trustee, Henderson Global Funds (13 portfolios) (2015-2017); Independent Trustee, State Farm Associates' Funds Trust, State Farm Mutual Fund Trust, and State Farm Variable Product Trust (28 portfolios) (2013-2017). Chief Operating Officer, Senior Vice President-Operations, and Chief Financial Officer for Driehaus Capital Management, LLC (1988-2006); and Treasurer of Driehaus Mutual Funds (1996-2002).

64	JUNE 30, 2018

Janus Henderson International Managed Volatility Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	61

Director of Chicago Community Trust (Regional Community Foundation), Chicago Council on Global Affairs, InnerWorkings (U.S. provider of print procurement solutions to corporate clients), Lurie Children’s Hospital (Chicago, IL), Shirley Ryan Ability Lab and Wrapports, LLC (digital communications company). Formerly, Director of Walmart (until 2017); Director of Chicago Convention & Tourism Bureau (until 2014); and The Field Museum of Natural History (Chicago, IL) (until 2014).

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Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Bruce L. Koepfgen 151 Detroit Street Denver, CO 80206 DOB: 1952	President and Chief Executive Officer	7/14-Present

Head of North America at Janus Henderson Investors and Janus Capital Management LLC (since 2017); Executive Vice President and Director of Janus International Holding LLC (since 2011); Executive Vice President of Janus Distributors LLC (since 2011); Vice President and Director of Intech Investment Management LLC (since 2011); Executive Vice President and Director of Perkins Investment Management LLC (since 2011); and Executive Vice President and Director of Janus Management Holdings Corporation (since 2011). Formerly, President of Janus Capital Group Inc. and Janus Capital Management LLC (2013-2017); Executive Vice President of Janus Services LLC (2011-2015), Janus Capital Group Inc. and Janus Capital Management LLC (2011-2013); and Chief Financial Officer of Janus Capital Group Inc., Janus Capital Management LLC, Janus Distributors LLC, Janus Management Holdings Corporation, and Janus Services LLC (2011-2013).

Susan K. Wold 151 Detroit Street Denver, CO 80206 DOB: 1960	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	9/17-Present

Senior Vice President and Head of Compliance, North America for Janus Henderson (since September 2017); Formerly, Vice President, Head of Global Corporate Compliance, and Chief Compliance Officer for Janus Capital Management LLC (May 2017- September 2017); Vice President, Compliance at Janus Capital
Group Inc. and Janus Capital Management LLC (2005-2017).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital and Janus Services LLC.

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Janus Henderson International Managed Volatility Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Kathryn L. Santoro 151 Detroit Street Denver, CO 80206 DOB: 1974	Vice President, Chief Legal Counsel, and Secretary	12/16-Present

Vice President of Janus Capital and Janus Services LLC (since 2016). Formerly, Vice President and Associate Counsel of Curian Capital, LLC and Curian Clearing LLC (2013-2016); and General Counsel and Secretary (2011-2012) and Vice President (2009-2012) of Old Mutual Capital, Inc.

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

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Notes

NotesPage1

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Notes

NotesPage2

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Knowledge. Shared

At Janus Henderson, we believe in the sharing of expert insight for better investment and business decisions. We call this ethos Knowledge. Shared.

Learn more by visiting janushenderson.com.

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson, Janus, Henderson, Perkins, Intech and Henderson Geneva are trademarks or registered trademarks of Janus Henderson Investors. © Janus Henderson Investors. The name Janus Henderson Investors includes HGI Group Limited, Henderson Global Investors (Brand Management) Sarl and Janus International Holding LLC.

Funds distributed by Janus Henderson Distributors

125-02-93014 08-18

ANNUAL REPORT June 30, 2018

Janus Henderson Large Cap Value Fund

Janus Investment Fund

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson Large Cap Value Fund

Janus Henderson Large Cap Value Fund (unaudited)

FUND SNAPSHOT

As defensive value specialists, we look to invest in high quality companies with strong management teams, stable balance sheets, and durable competitive advantages that are trading at attractive valuations. We seek to achieve excess returns over full market cycles, with less risk than our benchmark and peers as measured by standard deviation, beta and down market capture.

Tom Perkins co-portfolio manager	Kevin Preloger co-portfolio manager

PERFORMANCE REVIEW

During the 12 months ended June 30, 2018, the Large Cap Value Fund’s Class I Shares returned 7.60%, outperforming its benchmark, the Russell 1000® Value Index, which returned 6.77%.

Stock selection in industrials, consumer discretionary and consumer staples drove our relative outperformance. Meanwhile, stock selection in technology, financials and materials weighed on relative returns.

MARKET ENVIRONMENT

Positive earnings data, strengthening fundamentals and an upward trajectory in global growth generally boosted equity markets during the 12-month period. The ultimate passage of U.S. tax reform at the end of 2017 and optimism around its potential to provide tailwinds for the U.S. economy propelled markets to new highs. While the year was not without significant geopolitical concerns – including escalating tensions with North Korea and Iran, as well as rising trade tensions between the U.S. and global trading partners – equity markets quickly rebounded from each setback.

CONTRIBUTORS

Twenty-First Century Fox is one of the largest global media conglomerates. It operates three segments: cable networks, television broadcast and filmed entertainment. The company also owns stakes in British broadcaster Sky, Star India and Hulu, and generates its revenue from affiliate fees, advertising and content. It is able to earn outsized fees because it bundles its cable and broadcast services together when negotiating with cable operators. We have always liked the assets at Fox given its focus on live programming – such as news and sports – as that is its competitive advantage over other players that have entered the media arena. Fox appears to be the ideal acquisition target for both Disney and Comcast as they evolve their media businesses. The stock was a strong performer as the bidding war between Disney and Comcast intensified. We maintain a position in the shares.

Occidental Petroleum is an independent oil and gas exploration company with sizable investments in midstream and downstream businesses. Following a decline in the shares in early 2018, Oxy appreciated significantly in the second calendar quarter given strong earnings and cash-flow results. Furthermore, WTI crude oil prices rose roughly 61% during the period, which served as a tailwind for oil-levered exploration and production companies. The management team announced increased crude oil production guidance as well as a higher profit outlook in its midstream and chemicals businesses. We remain encouraged by the company’s defensive balance sheet and its ability to increase returns on capital employed in the current environment. While we trimmed some of our holdings on price strength, we maintain an above-average-size position.

XL Group was also a leading contributor to returns during the period. We have held an above-average-size position in insurance and reinsurance, as we believed the groups to be attractive from a valuation standpoint and expected that the natural disasters in the second half of 2017 would translate into better pricing. Incidentally, XL went from being one of the Fund’s biggest detractors in the fourth quarter of 2017 (a period in which we added on weakness) to being our best performer in the first quarter of 2018. Deal activity in the reinsurance space accelerated at the beginning of 2018, and XL was rumored to have three different suitors. Ultimately, XL reached a deal to be acquired by French insurance company AXA in an all-cash deal that amounted to a 33% premium at the time of the announcement. We exited our position after the deal announcement.

DETRACTORS

Crown Holdings is one of the largest global manufacturers of aluminum and steel cans for the food and beverage industry. The company sells to end markets

Janus Investment Fund	1

Janus Henderson Large Cap Value Fund (unaudited)

that are highly stable, although slow growing. Additionally, the company is in the process of closing on the acquisition of a sizable industrial packaging company and investors who had owned the stock for non-industrial exposure sold the stock due to the deal. While we are neutral on the acquisition, we believe the market has overreacted. We view Crown as a solid company with significant free cash flow growth opportunities over the next several years, and thus added to our position on price weakness.

PPL Corporation is a Pennsylvania-based utility that owns and operates regulated electric and gas utilities in the UK and the U.S. Shares underperformed in the period as investors became more concerned about negative outcomes from the midterm regulatory review in the UK. The stock also declined as investors began to factor in muted benefits and potentially lower cash flow resulting from U.S. corporate tax reform. We trimmed some of our holdings given these concerns, but continue to own a position, as we view the potential downside risks from a negative regulatory review in the UK is somewhat reflected in the current valuation.

Oracle is a leading software provider with its main products being database and applications. The stock underperformed early in the period after the company reduced guidance because of a moderation in the growth rate in cloud-based software sales. Later in the period, a change in reporting metrics further weighed on shares. The company is in the midst of transitioning revenue from on-premises licenses to cloud/subscriptions. However, we believe the risk-to-reward ratio remains attractive given the high recurring revenue, very sticky revenue base, high margins and strong balance sheet. As a result, we added to our holdings.

OUTLOOK and POSITIONING

While the market has continued to perform well, the risks to the downside are elevated and seem to increase daily. It is unclear what the trigger point might be in a market that is richly valued on many metrics and with investors who have generally ignored any developments that might be construed as negative. The market has clearly benefited from strong year-over-year earnings growth due in large part to lower taxes, but the comparisons will become more difficult as we enter the back half of 2018. While many large-cap stocks have material international exposure, trade battles will not leave all companies immune. However, we look to take advantage of any stock price weakness resulting from headline risk rather than business risk resulting from any adverse trade policy. In this environment, while we acknowledge that the market may continue to move higher, we believe it makes sense to continue to be defensively positioned given the complacency regarding any possible negative developments.

We continue to believe that value is in the early stages of improving performance relative to growth as the latter has led equities higher in this nine-year bull market. In our view, “normalizing” interest rates and economic growth in the U.S., where central bank intervention is waning coupled with accelerating inflation, should bode well for value stocks in the future.

Although valuations are still above average levels, the recent volatility has presented many more opportunities to review. Consistent with our long-term process, buy and sell decisions are driven by our consideration of the trade-off between risk and reward. We will look to take advantage of this market volatility to opportunistically adjust our positioning, including selectively adding new stocks to the portfolio and increasing exposure to existing positions.

We ended the period with relative overweights in the consumer staples, financials, health care and materials sectors. The Fund’s relative underweights are in consumer discretionary, energy, real estate, technology, telecom and utilities, while the industrials sector is neutral weighted.

Thank you for your investment with us in the Janus Henderson Large Cap Value Fund.

2	JUNE 30, 2018

Janus Henderson Large Cap Value Fund (unaudited)

Fund At A Glance

June 30, 2018

	5 Top Performers - Holdings		5 Bottom Performers - Holdings
		Contribution		Contribution
	Twenty-First Century Fox Inc - Class B	1.42%	Crown Holdings Inc	-0.92%
	Occidental Petroleum Corp	1.15%	PPL Corp	-0.48%
	XL Group Ltd	0.99%	Oracle Corp	-0.38%
	Intel Corp	0.81%	AmerisourceBergen Corp	-0.31%
	Westlake Chemical Corp	0.80%	Chubb Ltd	-0.30%

	5 Top Performers - Sectors*
		Fund	Fund Weighting	Russell 1000 Value Index
		Contribution	(Average % of Equity)	Weighting
	Industrials	1.69%	8.38%	8.31%
	Consumer Discretionary	0.88%	4.45%	6.82%
	Consumer Staples	0.38%	9.82%	8.32%
	Health Care	0.26%	13.84%	13.87%
	Telecom Services	0.12%	1.26%	2.93%

	5 Bottom Performers - Sectors*
		Fund	Fund Weighting	Russell 1000 Value Index
		Contribution	(Average % of Equity)	Weighting
	Financials	-0.48%	26.28%	26.49%
	Utilities	-0.44%	4.82%	5.98%
	Materials	-0.31%	5.58%	2.95%
	Information Technology	-0.29%	9.66%	8.73%
	Other**	-0.21%	4.52%	0.00%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
**	Not a GICS classified sector.

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Janus Henderson Large Cap Value Fund (unaudited)

Fund At A Glance

June 30, 2018

5 Largest Equity Holdings - (% of Net Assets)
Pfizer Inc
Pharmaceuticals	3.9%
Oracle Corp
Software	3.5%
US Bancorp
Banks	3.4%
Johnson & Johnson
Pharmaceuticals	3.3%
Merck & Co Inc
Pharmaceuticals	3.2%
17.3%

Asset Allocation - (% of Net Assets)
Common Stocks	95.7%
Repurchase Agreements	4.3%
Other	(0.0)%
100.0%

Top Country Allocations - Long Positions - (% of Investment Securities)
As of June 30, 2018	As of June 30, 2017

4	JUNE 30, 2018

Janus Henderson Large Cap Value Fund (unaudited)

Performance

See important disclosures on the next page.

				Expense Ratios -
Average Annual Total Return - for the periods ended June 30, 2018				per the October 27, 2017 prospectuses
	One Year	Five Year	Since Inception*	Total Annual Fund Operating Expenses	Net Annual Fund Operating Expenses
Class A Shares at NAV	7.37%	8.87%	11.08%	0.97%	0.95%
Class A Shares at MOP	1.22%	7.59%	10.39%
Class C Shares at NAV	6.68%	8.18%	10.32%	1.72%	1.70%
Class C Shares at CDSC	5.74%	8.18%	10.32%
Class D Shares(1)	7.54%	9.04%	11.13%	0.78%	0.74%
Class I Shares	7.60%	9.12%	11.39%	0.71%	0.69%
Class N Shares	7.70%	9.20%	11.39%	0.61%	0.60%
Class S Shares	7.36%	8.83%	10.99%	1.12%	1.10%
Class T Shares	7.45%	8.94%	11.12%	0.86%	0.85%
Russell 1000 Value Index	6.77%	10.34%	12.62%
Morningstar Quartile - Class I Shares	3rd	4th	4th
Morningstar Ranking - based on total returns for Large Value Funds	784/1,303	834/1,128	735/994

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Net expense ratios reflect the expense waiver, if any, contractually agreed to through November 1, 2018.

This Fund has a performance-based management fee that may adjust up or down based on the Fund’s performance.

Performance may be affected by risks that include those associated with non-diversification, portfolio turnover, short sales, potential conflicts of interest, foreign and emerging markets, initial public offerings (IPOs), high-yield and high-risk securities, undervalued, overlooked and smaller capitalization

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Janus Henderson Large Cap Value Fund (unaudited)

Performance

companies, real estate related securities including Real Estate Investment Trusts (REITs), derivatives, and commodity-linked investments. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

See Financial Highlights for actual expense ratios during the reporting period.

Class A Shares, Class C Shares, Class I Shares, and Class S Shares commenced operations on July 6, 2009, after the reorganization of each class of the predecessor fund into corresponding shares of the Fund. Performance shown for each class for periods prior to July 6, 2009, reflects the historical performance of each corresponding class of the predecessor fund prior to the reorganization, calculated using the fees and expenses of the corresponding class of the predecessor fund respectively, net of any applicable fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010. Performance shown for the periods July 6, 2009 to February 16, 2010, reflects the performance of the Fund’s Class I Shares, calculated using the fees and expenses of Class D Shares, without the effect of any fee and expense limitations or waivers. Performance shown for the periods prior to July 6, 2009, reflects the historical performance of the predecessor fund’s Class I Shares prior to the reorganization of Class I Shares of the predecessor fund into Class I Shares of the Fund, calculated using the fees and expenses of Class D Shares, without the effect of any fee and expense limitations or waivers.

Class N Shares of the Fund commenced operations on May 31, 2012. Performance shown for periods prior to May 31, 2012, reflects the historical performance of the Fund’s Class I Shares, calculated using the fees and expenses of Class I Shares, net of any applicable fee and expense limitations or waivers.

Class T Shares commenced operations on July 6, 2009. Performance shown for periods prior to July 6, 2009, reflects the historical performance of the predecessor fund’s Class I Shares, calculated using the fees and expenses of Class T Shares, without the effect of any fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2018 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

On June 30, 2018, Perkins Investment Management Co-Founder Tom Perkins stepped down from his role as Co-Portfolio Manager in preparation for his retirement.

*The predecessor Fund’s inception date – December 31, 2008

(1) Closed to certain new investors.

6	JUNE 30, 2018

Janus Henderson Large Cap Value Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (1/1/18)	Ending Account Value (6/30/18)	Expenses Paid During Period (1/1/18 - 6/30/18)†	Beginning Account Value (1/1/18)	Ending Account Value (6/30/18)	Expenses Paid During Period (1/1/18 - 6/30/18)†	Net Annualized Expense Ratio (1/1/18 - 6/30/18)
Class A Shares	$1,000.00	$997.40	$4.51	$1,000.00	$1,020.28	$4.56	0.91%
Class C Shares	$1,000.00	$994.10	$7.81	$1,000.00	$1,016.96	$7.90	1.58%
Class D Shares	$1,000.00	$998.10	$3.57	$1,000.00	$1,021.22	$3.61	0.72%
Class I Shares	$1,000.00	$998.10	$3.47	$1,000.00	$1,021.32	$3.51	0.70%
Class N Shares	$1,000.00	$998.70	$2.87	$1,000.00	$1,021.92	$2.91	0.58%
Class S Shares	$1,000.00	$996.80	$4.75	$1,000.00	$1,020.03	$4.81	0.96%
Class T Shares	$1,000.00	$997.40	$4.01	$1,000.00	$1,020.78	$4.06	0.81%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Investment Fund	7

Janus Henderson Large Cap Value Fund

Schedule of Investments

June 30, 2018

Shares or Principal Amounts		Value
Common Stocks – 95.7%
Aerospace & Defense – 1.3%
United Technologies Corp	12,561	$1,570,502
Auto Components – 1.9%
Aptiv PLC	13,666	1,252,216
Delphi Technologies PLC	21,933	997,074
		2,249,290
Banks – 12.7%
BB&T Corp	51,309	2,588,026
Citigroup Inc	44,532	2,980,081
Citizens Financial Group Inc	41,043	1,596,573
US Bancorp	79,404	3,971,788
Wells Fargo & Co	66,140	3,666,802
		14,803,270
Beverages – 1.7%
PepsiCo Inc	18,206	1,982,087
Biotechnology – 1.5%
Gilead Sciences Inc	24,103	1,707,457
Capital Markets – 3.8%
Bank of New York Mellon Corp	49,569	2,673,256
Invesco Ltd	64,050	1,701,168
		4,374,424
Chemicals – 2.5%
Nutrien Ltd	35,406	1,925,378
Westlake Chemical Corp	8,808	948,005
		2,873,383
Commercial Services & Supplies – 1.0%
Republic Services Inc	16,591	1,134,161
Consumer Finance – 1.5%
Discover Financial Services	25,151	1,770,882
Containers & Packaging – 3.0%
Crown Holdings Inc*	79,398	3,553,854
Diversified Financial Services – 2.0%
Berkshire Hathaway Inc*	12,262	2,288,702
Electric Utilities – 4.5%
Evergy Inc	58,724	3,297,353
PPL Corp	66,706	1,904,456
		5,201,809
Electrical Equipment – 0.9%
AMETEK Inc	14,002	1,010,384
Energy Equipment & Services – 2.1%
Schlumberger Ltd	36,546	2,449,678
Equity Real Estate Investment Trusts (REITs) – 2.8%
Equity Residential	50,675	3,227,491
Food & Staples Retailing – 0.8%
Walgreens Boots Alliance Inc	15,153	909,407
Food Products – 2.7%
Conagra Brands Inc	88,950	3,178,184
Health Care Providers & Services – 2.8%
Laboratory Corp of America Holdings*	18,289	3,283,424
Health Care Technology – 0.8%
Cerner Corp*	15,410	921,364
Household Products – 2.5%
Procter & Gamble Co	37,866	2,955,820
Industrial Conglomerates – 3.4%
Carlisle Cos Inc	22,024	2,385,419
Honeywell International Inc	11,288	1,626,036
		4,011,455
Information Technology Services – 1.1%
Total System Services Inc	15,071	1,273,801

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	JUNE 30, 2018

Janus Henderson Large Cap Value Fund

Schedule of Investments

June 30, 2018

Shares or Principal Amounts		Value
Common Stocks – (continued)
Insurance – 5.9%
Chubb Ltd	24,221	$3,076,551
Hartford Financial Services Group Inc	56,953	2,912,007
RenaissanceRe Holdings Ltd	7,176	863,416
		6,851,974
Media – 2.6%
Twenty-First Century Fox Inc - Class B	62,496	3,079,178
Oil, Gas & Consumable Fuels – 7.7%
Chevron Corp	2,819	356,406
Cimarex Energy Co	19,155	1,948,830
Noble Energy Inc	105,038	3,705,741
Occidental Petroleum Corp	35,345	2,957,670
		8,968,647
Personal Products – 2.1%
Unilever PLC (ADR)	44,914	2,482,846
Pharmaceuticals – 11.7%
Johnson & Johnson	31,625	3,837,377
Merck & Co Inc	61,492	3,732,564
Novartis AG (ADR)	20,004	1,511,102
Pfizer Inc	124,110	4,502,710
		13,583,753
Road & Rail – 1.2%
Union Pacific Corp	9,601	1,360,270
Semiconductor & Semiconductor Equipment – 0.6%
Intel Corp	15,239	757,531
Software – 5.3%
Check Point Software Technologies Ltd*	21,242	2,074,919
Oracle Corp	91,909	4,049,511
		6,124,430
Wireless Telecommunication Services – 1.3%
Vodafone Group PLC (ADR)	60,609	1,473,405
Total Common Stocks (cost $93,418,314)		111,412,863
Repurchase Agreements – 4.3%
Undivided interest of 5.2% in a joint repurchase agreement (principal amount $96,300,000 with a maturity value of $96,316,371) with ING Financial Markets LLC, 2.0400%, dated 6/29/18, maturing 7/2/18 to be repurchased at $5,000,850 collateralized by $92,122,146 in U.S. Treasuries 0.5000% - 6.6250%, 7/31/18 - 11/15/47 with a value of $98,242,762 (cost $5,000,000)	$5,000,000	5,000,000
Total Investments (total cost $98,418,314) – 100.0%		116,412,863
Liabilities, net of Cash, Receivables and Other Assets – (0)%		(23,130)
Net Assets – 100%		$116,389,733

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$106,945,213	91.9%
United Kingdom	3,956,251	3.4
Israel	2,074,919	1.8
Canada	1,925,378	1.6
Switzerland	1,511,102	1.3

Total	$116,412,863	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson Large Cap Value Fund

Notes to Schedule of Investments and Other Information

Russell 1000® Value Index	Russell 1000® Value Index reflects the performance of U.S. large-cap equities with lower price-to-book ratios and lower expected growth values.

ADR	American Depositary Receipt
LLC	Limited Liability Company
PLC	Public Limited Company

*	Non-income producing security.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of June 30, 2018. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quotes Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Common Stocks	$111,412,863	$-	$-
Repurchase Agreements	-	5,000,000	-
Total Assets	$111,412,863	$5,000,000	$-

10	JUNE 30, 2018

Janus Henderson Large Cap Value Fund

Statement of Assets and Liabilities

June 30, 2018

Assets:
Investments, at value(1)	$111,412,863
Repurchase agreements, at value(2)	5,000,000
Non-interested Trustees' deferred compensation	2,437
Receivables:
Investments sold	2,078,039
Dividends	285,810
Foreign tax reclaims	21,766
Fund shares sold	2,232
Interest	850
Other assets	206
Total Assets	118,804,203
Liabilities:
Due to custodian	1,048,451
Payables:	—
Investments purchased	1,178,138
Professional fees	40,014
Advisory fees	38,954
Fund shares repurchased	24,276
Transfer agent fees and expenses	21,098
Non-affiliated fund administration fees payable	14,867
Non-interested Trustees' deferred compensation fees	2,437
12b-1 Distribution and shareholder servicing fees	1,595
Non-interested Trustees' fees and expenses	1,363
Custodian fees	371
Affiliated fund administration fees payable	249
Accrued expenses and other payables	42,657
Total Liabilities	2,414,470
Net Assets	$116,389,733

See Notes to Financial Statements.

Janus Investment Fund	11

Janus Henderson Large Cap Value Fund

Statement of Assets and Liabilities

June 30, 2018

Net Assets Consist of:
Capital (par value and paid-in surplus)	$88,270,814
Undistributed net investment income/(loss)	772,535
Undistributed net realized gain/(loss) from investments	9,351,834
Unrealized net appreciation/(depreciation) of investments and non-interested Trustees’ deferred compensation	17,994,550
Total Net Assets	$116,389,733
Net Assets - Class A Shares	$1,644,859
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	105,724
Net Asset Value Per Share(3)	$15.56
Maximum Offering Price Per Share(4)	$16.51
Net Assets - Class C Shares	$1,388,897
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	91,100
Net Asset Value Per Share(3)	$15.25
Net Assets - Class D Shares	$49,859,351
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	3,238,938
Net Asset Value Per Share	$15.39
Net Assets - Class I Shares	$18,433,087
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,191,432
Net Asset Value Per Share	$15.47
Net Assets - Class N Shares	$39,798,058
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	2,575,392
Net Asset Value Per Share	$15.45
Net Assets - Class S Shares	$347,448
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	22,233
Net Asset Value Per Share	$15.63
Net Assets - Class T Shares	$4,918,033
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	320,104
Net Asset Value Per Share	$15.36

(1) Includes cost of $93,418,314.

(2) Includes cost of repurchase agreements of $5,000,000.

(3) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(4) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

12	JUNE 30, 2018

Janus Henderson Large Cap Value Fund

Statement of Operations

For the year ended June 30, 2018

Investment Income:
Dividends	$2,782,335
Interest	70,156
Other income	78
Foreign tax withheld	(18,632)
Total Investment Income	2,833,937
Expenses:
Advisory fees	631,517
12b-1 Distribution and shareholder servicing fees:
Class A Shares	4,865
Class C Shares	15,638
Class S Shares	838
Transfer agent administrative fees and expenses:
Class D Shares	60,451
Class S Shares	839
Class T Shares	11,953
Transfer agent networking and omnibus fees:
Class A Shares	1,662
Class C Shares	1,588
Class I Shares	35,172
Other transfer agent fees and expenses:
Class A Shares	270
Class C Shares	185
Class D Shares	10,377
Class I Shares	1,422
Class N Shares	1,274
Class T Shares	134
Registration fees	105,663
Professional fees	53,973
Non-affiliated fund administration fees	14,868
Shareholder reports expense	14,711
Affiliated fund administration fees	8,621
Non-interested Trustees’ fees and expenses	4,583
Custodian fees	3,199
Other expenses	5,959
Total Expenses	989,762
Less: Excess Expense Reimbursement and Waivers	(60,589)
Net Expenses	929,173
Net Investment Income/(Loss)	1,904,764
Net Realized Gain/(Loss) on Investments:
Investments	15,799,082
Total Net Realized Gain/(Loss) on Investments	15,799,082
Change in Unrealized Net Appreciation/Depreciation:
Investments and non-interested Trustees’ deferred compensation	(8,118,258)
Total Change in Unrealized Net Appreciation/Depreciation	(8,118,258)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$9,585,588

See Notes to Financial Statements.

Janus Investment Fund	13

Janus Henderson Large Cap Value Fund

Statements of Changes in Net Assets

	Year ended June 30, 2018	Year ended June 30, 2017

Operations:
Net investment income/(loss)	$1,904,764	$2,388,436
Net realized gain/(loss) on investments	15,799,082	16,239,599
Change in unrealized net appreciation/depreciation	(8,118,258)	2,920,968
Net Increase/(Decrease) in Net Assets Resulting from Operations	9,585,588	21,549,003
Dividends and Distributions to Shareholders:
Dividends from Net Investment Income
Class A Shares	(5,123)	(59,469)
Class C Shares	(347)	(12,767)
Class D Shares	(494,235)	(732,186)
Class I Shares	(371,562)	(578,815)
Class N Shares	(428,543)	(1,256,284)
Class S Shares	(2,898)	(3,783)
Class T Shares	(43,919)	(79,986)
Total Dividends from Net Investment Income	(1,346,627)	(2,723,290)
Distributions from Net Realized Gain from Investment Transactions
Class A Shares	(184,597)	(265,966)
Class C Shares	(216,010)	(131,742)
Class D Shares	(6,069,568)	(2,970,343)
Class I Shares	(4,406,663)	(2,341,660)
Class N Shares	(4,723,054)	(4,764,442)
Class S Shares	(43,737)	(18,034)
Class T Shares	(596,509)	(344,327)
Total Distributions from Net Realized Gain from Investment Transactions	(16,240,138)	(10,836,514)
Net Decrease from Dividends and Distributions to Shareholders	(17,586,765)	(13,559,804)
Capital Share Transactions:
Class A Shares	(1,384,232)	(911,643)
Class C Shares	(423,531)	(277,685)
Class D Shares	4,080,524	10,344,376
Class I Shares	(17,302,621)	(2,826,671)
Class N Shares	(1,252,812)	(33,032,069)
Class S Shares	63,594	31,267
Class T Shares	674,644	(1,403,794)
Net Increase/(Decrease) from Capital Share Transactions	(15,544,434)	(28,076,219)
Net Increase/(Decrease) in Net Assets	(23,545,611)	(20,087,020)
Net Assets:
Beginning of period	139,935,344	160,022,364
End of period	$116,389,733	$139,935,344

Undistributed Net Investment Income/(Loss)	$772,535	$386,049

See Notes to Financial Statements.

14	JUNE 30, 2018

Janus Henderson Large Cap Value Fund

Financial Highlights

Class A Shares
For a share outstanding during each year ended June 30	2018	2017	2016		2015	2014
Net Asset Value, Beginning of Period	$16.45	$15.67	$16.16		$16.90	$15.62
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.19	0.20	0.22		0.21	0.28
Net realized and unrealized gain/(loss)	1.03	1.91	0.09		0.18	2.64
Total from Investment Operations	1.22	2.11	0.31		0.39	2.92
Less Dividends and Distributions:
Dividends (from net investment income)	(0.06)	(0.24)	(0.21)		(0.24)	(0.15)
Distributions (from capital gains)	(2.05)	(1.09)	(0.59)		(0.89)	(1.49)
Total Dividends and Distributions	(2.11)	(1.33)	(0.80)		(1.13)	(1.64)
Net Asset Value, End of Period	$15.56	$16.45	$15.67		$16.16	$16.90
Total Return*	7.37%	13.96%	2.16%		2.14%	19.70%
Net Assets, End of Period (in thousands)	$1,645	$3,057	$3,823		$3,952	$3,603
Average Net Assets for the Period (in thousands)	$1,958	$3,405	$3,491		$3,806	$3,600
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.00%	0.97%	0.96%		0.95%	0.90%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.93%	0.97%	0.93%		0.93%	0.81%
Ratio of Net Investment Income/(Loss)	1.14%	1.23%	1.40%		1.25%	1.71%
Portfolio Turnover Rate	33%	43%	39%		39%	34%
				1

Class C Shares
For a share outstanding during each year ended June 30	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$16.21	$15.43	$15.99	$16.67	$15.44
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.08	0.09	0.09	0.15	0.16
Net realized and unrealized gain/(loss)	1.01	1.89	0.09	0.17	2.62
Total from Investment Operations	1.09	1.98	0.18	0.32	2.78
Less Dividends and Distributions:
Dividends (from net investment income)	—(2)	(0.11)	(0.15)	(0.11)	(0.06)
Distributions (from capital gains)	(2.05)	(1.09)	(0.59)	(0.89)	(1.49)
Total Dividends and Distributions	(2.05)	(1.20)	(0.74)	(1.00)	(1.55)
Net Asset Value, End of Period	$15.25	$16.21	$15.43	$15.99	$16.67
Total Return*	6.68%	13.21%	1.33%	1.80%	18.92%
Net Assets, End of Period (in thousands)	$1,389	$1,911	$2,089	$2,925	$3,252
Average Net Assets for the Period (in thousands)	$1,692	$1,986	$2,395	$3,243	$3,249
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.69%	1.62%	1.72%	1.29%	1.57%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.61%	1.62%	1.70%	1.27%	1.55%
Ratio of Net Investment Income/(Loss)	0.49%	0.58%	0.61%	0.89%	0.98%
Portfolio Turnover Rate	33%	43%	39%	39%	34%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

See Notes to Financial Statements.

Janus Investment Fund	15

Janus Henderson Large Cap Value Fund

Financial Highlights

Class D Shares
For a share outstanding during each year ended June 30	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$16.37	$15.58	$16.08	$16.79	$15.57
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.22	0.23	0.24	0.23	0.28
Net realized and unrealized gain/(loss)	1.02	1.92	0.09	0.19	2.64
Total from Investment Operations	1.24	2.15	0.33	0.42	2.92
Less Dividends and Distributions:
Dividends (from net investment income)	(0.17)	(0.27)	(0.24)	(0.24)	(0.21)
Distributions (from capital gains)	(2.05)	(1.09)	(0.59)	(0.89)	(1.49)
Total Dividends and Distributions	(2.22)	(1.36)	(0.83)	(1.13)	(1.70)
Net Asset Value, End of Period	$15.39	$16.37	$15.58	$16.08	$16.79
Total Return*	7.54%	14.29%	2.32%	2.32%	19.77%
Net Assets, End of Period (in thousands)	$49,859	$48,829	$36,422	$38,280	$41,764
Average Net Assets for the Period (in thousands)	$50,507	$43,947	$36,265	$40,418	$36,849
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.78%	0.78%	0.81%	0.80%	0.83%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.73%	0.75%	0.75%	0.76%	0.80%
Ratio of Net Investment Income/(Loss)	1.40%	1.43%	1.58%	1.41%	1.74%
Portfolio Turnover Rate	33%	43%	39%	39%	34%

Class I Shares
For a share outstanding during each year ended June 30	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$16.44	$15.64	$16.14	$16.86	$15.62
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.23	0.24	0.25	0.25	0.31
Net realized and unrealized gain/(loss)	1.02	1.92	0.08	0.18	2.65
Total from Investment Operations	1.25	2.16	0.33	0.43	2.96
Less Dividends and Distributions:
Dividends (from net investment income)	(0.17)	(0.27)	(0.24)	(0.26)	(0.23)
Distributions (from capital gains)	(2.05)	(1.09)	(0.59)	(0.89)	(1.49)
Total Dividends and Distributions	(2.22)	(1.36)	(0.83)	(1.15)	(1.72)
Net Asset Value, End of Period	$15.47	$16.44	$15.64	$16.14	$16.86
Total Return*	7.60%	14.31%	2.34%	2.42%	19.98%
Net Assets, End of Period (in thousands)	$18,433	$38,210	$39,119	$40,779	$47,672
Average Net Assets for the Period (in thousands)	$33,368	$37,841	$38,044	$43,597	$44,830
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.72%	0.71%	0.73%	0.71%	0.64%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.69%	0.70%	0.70%	0.68%	0.62%
Ratio of Net Investment Income/(Loss)	1.40%	1.49%	1.62%	1.48%	1.91%
Portfolio Turnover Rate	33%	43%	39%	39%	34%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

16	JUNE 30, 2018

Janus Henderson Large Cap Value Fund

Financial Highlights

Class N Shares
For a share outstanding during each year ended June 30	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$16.42	$15.63	$16.13	$16.85	$15.61
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.25	0.27	0.26	0.26	0.31
Net realized and unrealized gain/(loss)	1.02	1.90	0.09	0.18	2.65
Total from Investment Operations	1.27	2.17	0.35	0.44	2.96
Less Dividends and Distributions:
Dividends (from net investment income)	(0.19)	(0.29)	(0.26)	(0.27)	(0.23)
Distributions (from capital gains)	(2.05)	(1.09)	(0.59)	(0.89)	(1.49)
Total Dividends and Distributions	(2.24)	(1.38)	(0.85)	(1.16)	(1.72)
Net Asset Value, End of Period	$15.45	$16.42	$15.63	$16.13	$16.85
Total Return*	7.70%	14.38%	2.48%	2.46%	19.98%
Net Assets, End of Period (in thousands)	$39,798	$43,072	$72,618	$78,999	$48,684
Average Net Assets for the Period (in thousands)	$41,382	$64,366	$73,467	$65,449	$46,719
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.62%	0.61%	0.63%	0.64%	0.64%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.59%	0.61%	0.61%	0.62%	0.62%
Ratio of Net Investment Income/(Loss)	1.53%	1.67%	1.71%	1.55%	1.88%
Portfolio Turnover Rate	33%	43%	39%	39%	34%

Class S Shares
For a share outstanding during each year ended June 30	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$16.59	$15.78	$16.26	$17.01	$15.62
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.19	0.19	0.24	0.18	0.22
Net realized and unrealized gain/(loss)	1.04	1.94	0.08	0.18	2.71
Total from Investment Operations	1.23	2.13	0.32	0.36	2.93
Less Dividends and Distributions:
Dividends (from net investment income)	(0.14)	(0.23)	(0.21)	(0.22)	(0.05)
Distributions (from capital gains)	(2.05)	(1.09)	(0.59)	(0.89)	(1.49)
Total Dividends and Distributions	(2.19)	(1.32)	(0.80)	(1.11)	(1.54)
Net Asset Value, End of Period	$15.63	$16.59	$15.78	$16.26	$17.01
Total Return*	7.36%	13.96%	2.26%	1.95%	19.68%
Net Assets, End of Period (in thousands)	$347	$306	$260	$258	$249
Average Net Assets for the Period (in thousands)	$336	$281	$252	$255	$327
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.34%	1.12%	1.14%	1.13%	1.15%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.97%	0.99%	0.81%	1.11%	0.98%
Ratio of Net Investment Income/(Loss)	1.16%	1.20%	1.51%	1.06%	1.32%
Portfolio Turnover Rate	33%	43%	39%	39%	34%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	17

Janus Henderson Large Cap Value Fund

Financial Highlights

Class T Shares
For a share outstanding during each year ended June 30	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$16.34	$15.56	$16.05	$16.77	$15.55
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.21	0.22	0.23	0.22	0.27
Net realized and unrealized gain/(loss)	1.01	1.90	0.09	0.18	2.63
Total from Investment Operations	1.22	2.12	0.32	0.40	2.90
Less Dividends and Distributions:
Dividends (from net investment income)	(0.15)	(0.25)	(0.22)	(0.23)	(0.19)
Distributions (from capital gains)	(2.05)	(1.09)	(0.59)	(0.89)	(1.49)
Total Dividends and Distributions	(2.20)	(1.34)	(0.81)	(1.12)	(1.68)
Net Asset Value, End of Period	$15.36	$16.34	$15.56	$16.05	$16.77
Total Return*	7.45%	14.14%	2.28%	2.20%	19.67%
Net Assets, End of Period (in thousands)	$4,918	$4,549	$5,691	$3,804	$4,094
Average Net Assets for the Period (in thousands)	$4,793	$4,869	$3,962	$4,050	$3,400
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.88%	0.86%	0.89%	0.89%	0.89%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.81%	0.85%	0.83%	0.86%	0.86%
Ratio of Net Investment Income/(Loss)	1.32%	1.35%	1.51%	1.31%	1.68%
Portfolio Turnover Rate	33%	43%	39%	39%	34%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

18	JUNE 30, 2018

Janus Henderson Large Cap Value Fund

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Janus Henderson Large Cap Value Fund (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 49 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks capital appreciation. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares. Class D Shares are closed to certain new investors.

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus Henderson funds. Class D Shares are available only to investors who hold accounts directly with the Janus Henderson funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of: 1) certain adviser-assisted, employer-sponsored retirement plans, including 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans; and 2) retail investors purchasing in qualified or nonqualified accounts, whose accounts are held through an omnibus account at their financial intermediary, and where the financial intermediary requires no payment or reimbursement from the Fund, Janus Capital Management LLC (“Janus Capital”), or its affiliates. Class N Shares are also available to Janus Henderson proprietary products and to certain direct institutional investors approved by Janus Distributors LLC dba Janus Henderson Distributors (“Janus Henderson Distributors”) including, but not limited to, corporations, certain retirement plans, public plans, and foundations and endowments, subject to minimum investment requirements.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price.

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Janus Henderson Large Cap Value Fund

Notes to Financial Statements

Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2018 to fair value the Fund’s investments in

20	JUNE 30, 2018

Janus Henderson Large Cap Value Fund

Notes to Financial Statements

securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the year. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or the Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

Janus Investment Fund	21

Janus Henderson Large Cap Value Fund

Notes to Financial Statements

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

On December 22, 2017, the Tax Cuts and Jobs Act was signed into law. Currently, Management does not believe the bill will have a material impact on the Fund’s intention to continue to qualify as a regulated investment company, which is generally not subject to U.S. federal income tax.

2. Other Investments and Strategies

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) of 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). There is

22	JUNE 30, 2018

Janus Henderson Large Cap Value Fund

Notes to Financial Statements

considerable uncertainty about how Brexit will be conducted, how negotiations of necessary treaties and trade agreements will proceed, or how financial markets will react. In addition, one or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

All repurchase agreements are transacted under legally enforceable master repurchase agreements that give the Fund, in the event of default by the counterparty, the right to liquidate securities held and to offset receivables and payables with the counterparty. For financial reporting purposes, the Fund does not offset financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities. Repurchase agreements held by the Fund are fully collateralized, and such collateral is in the possession of the Fund’s custodian or, for tri-party agreements, the custodian designated by the agreement. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest.

The following table presents gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the Fund's Schedule of Investments.

Offsetting of Financial Assets and Derivative Assets

Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

ING Financial Markets LLC	$5,000,000	$—	$(5,000,000)	$—

(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

Janus Investment Fund	23

Janus Henderson Large Cap Value Fund

Notes to Financial Statements

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Repurchase Agreements

The Fund and other funds advised by Janus Capital or its affiliates may transfer daily uninvested cash balances into one or more joint trading accounts. Assets in the joint trading accounts are invested in money market instruments and the proceeds are allocated to the participating funds on a pro rata basis.

Repurchase agreements held by the Fund are fully collateralized, and such collateral is in the possession of the Fund’s custodian or, for tri-party agreements, the custodian designated by the agreement. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

3. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The Fund’s "base" fee rate prior to any performance adjustment (expressed as an annual rate) is 0.64%.

The investment advisory fee rate is determined by calculating a base fee and applying a performance adjustment. The base fee rate is the same as the contractual investment advisory fee rate. The performance adjustment either increases or decreases the base fee depending on how well the Fund has performed relative to its benchmark index. The Fund's benchmark index used in the calculation is the Russell 1000® Value Index.

The calculation of the performance adjustment applies as follows:

Investment Advisory Fee = Base Fee Rate +/- Performance Adjustment

The investment advisory fee rate paid to Janus Capital by the Fund consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Fund’s average daily net assets during the previous month (“Base Fee Rate”), plus or minus (2) a performance-fee adjustment (“Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund’s average daily net assets based on the Fund’s relative performance compared to the cumulative investment record of its benchmark index over a 36-month performance measurement period or shorter time period, as applicable.

The Fund’s prospectuses and statement(s) of additional information contain additional information about performance-based fees. The amount shown as advisory fees on the Statement of Operations reflects the Base Fee Rate plus/minus any Performance Adjustment. For the year ended June 30, 2018, the performance adjusted investment advisory fee rate before any waivers and/or reimbursements of expenses is 0.47%.

Perkins Investment Management LLC (“Perkins”) serves as subadviser to the Fund. Perkins (together with its predecessors), has been in the investment management business since 1984 and provides day-to-day management of the Fund’s portfolio operations subject to the general oversight of Janus Capital. Janus Capital owns 100% of Perkins.

Janus Capital pays Perkins a subadvisory fee equal to 50% of the investment advisory fee paid by the Fund to Janus Capital (calculated after any applicable performance fee adjustment, fee waivers, and expense reimbursements). The subadvisory fee paid by Janus Capital to Perkins adjusts up or down based on the Fund’s performance relative to the Fund’s benchmark index over the performance measurement period.

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s total annual fund operating expenses, including the investment advisory fee, but excluding any performance adjustments to management fees, the fees payable pursuant to a Rule

24	JUNE 30, 2018

Janus Henderson Large Cap Value Fund

Notes to Financial Statements

12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus/administrative fees payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.75% of the Fund’s average daily net assets. Janus Capital has agreed to continue the waivers until at least November 1, 2018. If applicable, amounts waived and/or reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund’s Class D Shares pay an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital. For all share classes except Class D Shares, Janus Services also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.

Janus Services is compensated for its services related to the Fund’s Class D Shares. In addition to the administrative fees discussed above, Janus Services receives reimbursement for out-of-pocket costs it incurs for serving as transfer agent and providing, or arranging for, servicing to shareholders. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Henderson Distributors, a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make

Janus Investment Fund	25

Janus Henderson Large Cap Value Fund

Notes to Financial Statements

payments to Janus Henderson Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution and shareholder servicing fees” in the Statement of Operations.

Janus Capital serves as administrator to the Fund pursuant to an administration agreement between Janus Capital and the Trust. Under the administration agreement, Janus Capital provides oversight and coordination of the Fund’s service providers, recordkeeping, and other administrative services, and is reimbursed by the Fund for certain of its costs in providing these services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. The Fund pays for some or all of the salaries, fees, and expenses of Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital (or any subadvisor, as applicable) provides to the Fund. These amounts are disclosed as “Affiliated Fund administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Fund’s Chief Compliance Officer and certain compliance staff, all of whom are employees of Janus Capital and/or its affiliates, are shared with the Fund. Total compensation of $476,345 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended June 30, 2018. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

Effective April 1, 2018, BNP Paribas Financial Services (“BPFS”) provides certain administrative services to the Fund, including services related to Fund accounting, calculation of the Fund’s daily NAV, and Fund audit, tax, and reporting obligations, pursuant to a sub-administration agreement with Janus Capital on behalf of the Fund. As compensation for such services, Janus Capital pays BPFS a fee based on a percentage of the Fund’s assets, along with a flat fee, and is reimbursed by the Fund for amounts paid to BPFS (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). These amounts are disclosed as “Non-affiliated fund administration fees” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of June 30, 2018 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended June 30, 2018 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $471,025 were paid by the Trust to the Trustees under the Deferred Plan during the year ended June 30, 2018.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Henderson Distributors and financial intermediaries. During the year ended June 30, 2018, Janus Henderson Distributors retained upfront sales charges of $1,460.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were

26	JUNE 30, 2018

Janus Henderson Large Cap Value Fund

Notes to Financial Statements

no CDSCs paid by redeeming shareholders of Class A Shares to Janus Henderson Distributors during the year ended June 30, 2018.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class C Shares during the year ended June 30, 2018.

As of June 30, 2018, shares of the Fund were owned by affiliates of Janus Henderson Investors, and/or other funds advised by Janus Henderson, as indicated in the table below:

Class	% of Class Owned	% of Fund Owned
Class A Shares	-%	-%
Class C Shares	-	-
Class D Shares	-	-
Class I Shares	-	-
Class N Shares	93	32
Class S Shares	92	-*
Class T Shares	-	-

* Less than 0.50%

In addition, other shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

The Fund is permitted to purchase or sell securities (“cross-trade”) between itself and other funds or accounts managed by Janus Capital in accordance with Rule 17a-7 under the Investment Company Act of 1940 (“Rule 17a-7”), when the transaction is consistent with the investment objectives and policies of the Fund and in accordance with the Internal Cross Trade Procedures adopted by the Trust’s Board of Trustees. These procedures have been designed to ensure that any cross-trade of securities by the Fund from or to another fund or account that is or could be considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser, common Officer, or common Trustee complies with Rule 17a-7. Under these procedures, each cross-trade is effected at the current market price to save costs where allowed. During the year ended June 30, 2018, the Fund engaged in cross trades amounting to $172,225 in purchases.

4. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations; (2) losses or deductions the Fund may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of deferred compensation. The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

			Loss Deferrals		Other Book	Net Tax
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Late-Year Ordinary Loss	Post-October Capital Loss	to Tax Differences	Appreciation/ (Depreciation)
$ 1,716,878	$ 8,594,381	$ -	$ -	$ -	$ (2,435)	$ 17,810,095

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2018 are noted below. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

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Notes to Financial Statements

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 98,602,768	$19,777,710	$ (1,967,615)	$ 17,810,095

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended June 30, 2018
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 2,479,376	$ 15,107,389	$ -	$ -

For the year ended June 30, 2017
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 3,327,454	$ 10,232,350	$ -	$ -

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. The following reclassifications have been made to the Fund:

Increase/(Decrease) to Capital	Increase/(Decrease) to Undistributed Net Investment Income/Loss	Increase/(Decrease) to Undistributed Net Realized Gain/Loss
$ 1,594,422	$ (171,651)	$ (1,422,771)

Capital has been adjusted by $1,594,422, including $1,217,289 of long-term capital gain, for distributions in connection with Fund share redemptions (tax equalization).

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Janus Henderson Large Cap Value Fund

Notes to Financial Statements

5. Capital Share Transactions

	Year ended June 30, 2018		Year ended June 30, 2017
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	45,014	$ 725,484	121,739	$ 1,979,644
Reinvested dividends and distributions	9,287	144,969	18,787	293,821
Shares repurchased	(134,419)	(2,254,685)	(198,697)	(3,185,108)
Net Increase/(Decrease)	(80,118)	$ (1,384,232)	(58,171)	$ (911,643)
Class C Shares:
Shares sold	17,302	$ 268,256	22,800	$ 364,032
Reinvested dividends and distributions	11,122	170,716	6,759	104,500
Shares repurchased	(55,203)	(862,503)	(47,080)	(746,217)
Net Increase/(Decrease)	(26,779)	$ (423,531)	(17,521)	$ (277,685)
Class D Shares:
Shares sold	777,316	$ 12,502,788	1,111,719	$ 17,885,325
Reinvested dividends and distributions	410,142	6,328,498	229,861	3,572,046
Shares repurchased	(931,749)	(14,750,762)	(695,362)	(11,112,995)
Net Increase/(Decrease)	255,709	$ 4,080,524	646,218	$ 10,344,376
Class I Shares:
Shares sold	71,737	$ 1,152,250	179,693	$ 2,867,010
Reinvested dividends and distributions	301,809	4,681,055	182,956	2,854,151
Shares repurchased	(1,506,025)	(23,135,926)	(539,261)	(8,547,832)
Net Increase/(Decrease)	(1,132,479)	$(17,302,621)	(176,612)	$ (2,826,671)
Class N Shares:
Shares sold	116,541	$ 1,867,240	85,391	$ 1,368,517
Reinvested dividends and distributions	332,791	5,151,597	386,687	6,020,726
Shares repurchased	(497,293)	(8,271,649)	(2,495,849)	(40,421,312)
Net Increase/(Decrease)	(47,961)	$ (1,252,812)	(2,023,771)	$(33,032,069)
Class S Shares:
Shares sold	2,863	$ 49,500	583	$ 9,450
Reinvested dividends and distributions	2,974	46,635	1,383	21,817
Shares repurchased	(2,050)	(32,541)	-	-
Net Increase/(Decrease)	3,787	$ 63,594	1,966	$ 31,267
Class T Shares:
Shares sold	99,442	$ 1,594,102	123,259	$ 1,974,040
Reinvested dividends and distributions	41,069	632,468	27,098	420,555
Shares repurchased	(98,836)	(1,551,926)	(237,702)	(3,798,389)
Net Increase/(Decrease)	41,675	$ 674,644	(87,345)	$ (1,403,794)

6. Purchases and Sales of Investment Securities

For the year ended June 30, 2018, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$42,151,118	$ 72,420,766	$ -	$ -

7. Recent Accounting Pronouncements

The Securities and Exchange Commission ("SEC") adopted new rules as well as amendments to its rules to modernize the reporting and disclosure of information by registered investment companies. In addition, the SEC adopted amendments to Regulation S-X, which require standardized, enhanced disclosure about derivatives in investment

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Janus Henderson Large Cap Value Fund

Notes to Financial Statements

company financial statements, as well as other amendments. The compliance date of the amendments to Regulation S-X was August 1, 2017. This report incorporates the amendments to Regulation S-X.

The FASB issued Accounting Standards Update No. 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities ("ASU 2017-08") to amend the amortization period for certain purchased callable debt securities held at a premium. The guidance requires certain premiums on callable debt securities to be amortized to the earliest call date. The amortization period for callable debt securities purchased at a discount will not be impacted. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Early adoption is permitted, including adoption in an interim period. Management is currently evaluating the impacts of ASU 2017-08 on the financial statements.

8. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to June 30, 2018 and through the date of issuance of the Fund's financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

30	JUNE 30, 2018

Janus Henderson Large Cap Value Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Investment Fund and Shareholders of Janus Henderson Large Cap Value Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Janus Henderson Large Cap Value Fund (one of the funds constituting Janus Investment Fund, referred to hereafter as the "Fund") as of June 30, 2018, the related statement of operations for the year ended June 30, 2018, the statements of changes in net assets for each of the two years in the period ended June 30, 2018, including the related notes, and the financial highlights for each of the five years in the period ended June 30, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended June 30, 2018 and the financial highlights for each of the five years in the period ended June 30, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Denver, Colorado
August 17, 2018

We have served as the auditor of one or more investment companies in Janus Henderson Funds since 1990.

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Janus Henderson Large Cap Value Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Fund is required to disclose its complete holdings on Form N-Q within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to Fund shareholders. These reports (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free) (or 1-800-525-3713 if you hold Class D shares). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag. Holdings are generally posted approximately two business days thereafter under Full Holdings for the Fund at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 14 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

Additionally, in connection with their consideration of whether to continue the investment advisory agreement and subadvisory agreement for each Fund, as applicable, the Trustees also received and reviewed information in connection with the transaction to combine the respective businesses of Henderson Group plc and Janus Capital Group, Inc., the parent company of Janus Capital (the “Transaction”), announced in October 2016, which closed in the second quarter of 2017. In this regard, the Trustees reviewed information regarding the impact of the Transaction on the services to be provided by Janus Capital and each subadviser, as applicable, to the Funds under such agreements prior to the close of the Transaction as well as the services provided after the Transaction closed.

At a meeting held on December 7, 2017, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from February 1, 2018 through February 1, 2019, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the

32	JUNE 30, 2018

Janus Henderson Large Cap Value Fund

Additional Information (unaudited)

agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees (excluding out of pocket costs), net of any waivers.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has been strong: for the 36 months ended September 30, 2017, approximately 70% of the Funds were in the top two quartiles of performance, as reported by Morningstar, and for the 12 months ended September 30, 2017, approximately 46% of the Funds were in the top two quartiles of performance, as reported by Morningstar.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Alternative Funds

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson International Long/Short Equity Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and the Fund’s limited performance history.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge

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Janus Henderson Large Cap Value Fund

Additional Information (unaudited)

quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Fixed-Income Funds

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Unconstrained Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Real Return Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Strategic Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

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Janus Henderson Large Cap Value Fund

Additional Information (unaudited)

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson International Small Cap Fund, the Trustees noted that, due to limited performance for the Fund, performance history was not a material factor.

• For Janus Henderson International Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that

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Additional Information (unaudited)

the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson All Asset Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

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• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and the Fund’s limited performance history.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital and Intech had taken or were taking to improve performance, and the Fund’s limited performance history.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Intech had taken or were taking to improve performance.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Select Value Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

Janus Aspen Series

• For Janus Henderson Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

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Additional Information (unaudited)

• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Forty Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Allocation Portfolio – Moderate, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Research Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Technology Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Unconstrained Bond Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and the Fund’s limited performance history.

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Overseas Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Research Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Fund’s performance warranted continuation of the Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of

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Additional Information (unaudited)

that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration, but excluding out-of-pocket costs) fees for many of the Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 10% below the average total expenses of their respective Broadridge Expense Group peers and 18% below the average total expenses for their Broadridge Expense Universes; (3) management fees for the Funds, on average, were 8% below the average management fees for their Expense Groups and 9% below the average for their Expense Universes; and (4) Fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered the total expenses for each share class of each Fund compared to the average total expenses for its Broadridge Expense Group peers and to average total expenses for its Broadridge Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and expense waivers on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional clients and to the fees Janus Capital charges to funds subadvised by Janus Capital; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) Janus mutual fund investors enjoy reasonable fees relative to the fees charged to Janus institutional and subadvised fund investors; (4) in three of seven product categories, the Funds receive proportionally better pricing than the industry in relation to Janus institutional clients; and (5) in seven of eight strategies, Janus Capital has lower management fees than funds subadvised by Janus Capital’s portfolio managers.

The Trustees considered the fees for each Fund for its fiscal year ended in 2016, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Alternative Funds

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Long/Short Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were

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Additional Information (unaudited)

reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Fixed-Income Funds

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Unconstrained Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Real Return Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to waive 11 basis points of management fees effective February 1, 2018 and also has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Strategic Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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Additional Information (unaudited)

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson International Small Cap Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

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Additional Information (unaudited)

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson All Asset Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s total expenses effective June 5, 2017.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Research Fund, the Trustees noted that, although the Fund’s total expenses were equal to or exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective February 1, 2017.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

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Additional Information (unaudited)

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Select Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group averages for all share classes.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Janus Aspen Series

• For Janus Henderson Balanced Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Global Allocation Portfolio - Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Technology Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Unconstrained Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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Additional Information (unaudited)

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Overseas Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for its sole share class.

The Trustees reviewed information on the overall profitability to Janus Capital and its affiliates of their relationship with the Funds, and considered profitability data of other fund managers. The Trustees also considered the financial information, estimated profitability and corporate structure of Janus Capital’s parent company before and after the Transaction. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. The Trustees also noted that the Trustees’ independent fee consultant reviewed the overall profitability of Janus Capital’s parent company prior to the Transaction, and the independent fee consultant found that, while assessing the reasonableness of Fund expenses in light of such profits was dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons were limited in accuracy by differences in complex size, business mix, institutional account orientation and other factors, after accepting these limitations, the level of profit earned by Janus Capital’s parent company was reasonable. In this regard, the independent consultant concluded that the profitability of Janus Capital’s parent company did not show excess nor did it show any insufficiency that could limit the ability to invest the resources needed to drive strong future investment performance on behalf of the Funds.

Additionally, the Trustees considered the estimated profitability to Janus Capital from the investment management services it provided to each Fund. The Trustees also considered such estimated profitability taking into account the impact of the Transaction on Janus Capital’s expense structure on a pro forma basis. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Fund is necessarily a product of the allocation methodology utilized by Janus Capital to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant concluded that (1) the expense allocation methodology utilized by Janus Capital was reasonable and (2) the estimated profitability to Janus Capital from the investment management services it provided to each Fund was reasonable, including after taking into account the impact of the Transaction on Janus Capital’s expense structure on a pro forma basis. The Trustees also considered that the estimated profitability for an individual Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that Janus Capital’s estimated profitability with respect to each Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Funds was not a material factor in the Board’s approval of the reasonableness of any Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that each Fund’s total expenses were reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

44	JUNE 30, 2018

Janus Henderson Large Cap Value Fund

Additional Information (unaudited)

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted their independent fee consultant’s analysis of economies of scale in prior years. They also noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 86% of these Funds’ share classes have contractual management fees (gross of waivers) below their Broadridge expense group averages. They also noted that for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing certain of these Funds because they have not reached adequate scale. Moreover, as the assets of some of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

The independent fee consultant concluded that, given the limitations of various analytical approaches to economies of scale it had considered in prior years, and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus complex. The independent consultant concluded that (1) to the extent there were economies of scale at Janus Capital, Janus Capital’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Funds, Janus Capital appeared to be investing to increase the likelihood that these Funds will grow to a level to achieve any scale economies that may exist. Further, the independent fee consultant provided its belief that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Funds from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and/or the subadvisers benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Fund could attract other business to Janus Capital, the subadvisers or other Janus funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Funds.

Janus Investment Fund	45

Janus Henderson Large Cap Value Fund

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was June 30, 2018. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

46	JUNE 30, 2018

Janus Henderson Large Cap Value Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. Also included are ratios of expenses and net investment income to average net assets.

Janus Investment Fund	47

Janus Henderson Large Cap Value Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

48	JUNE 30, 2018

Janus Henderson Large Cap Value Fund

Designation Requirements (unaudited)

For federal income tax purposes, the Fund designated the following for the year ended June 30, 2018:

Capital Gain Distributions	$16,324,678
Dividends Received Deduction Percentage	100%
Qualified Dividend Income Percentage	100%

Janus Investment Fund	49

Janus Henderson Large Cap Value Fund

Trustees and Officers (unaudited)

The Fund’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Fund’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Fund’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Fund’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Aspen Series. Collectively, these two registered investment companies consist of 61 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Fund may also be officers and/or directors of Janus Capital. Except as otherwise disclosed, Fund officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer, as authorized by the Trustees.

50	JUNE 30, 2018

Janus Henderson Large Cap Value Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Managing Partner, Impact Investments, Athena Capital Advisors LLC (independent registered investment advisor) (since 2016) and Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations). Formerly, Chief Executive Officer, Imprint Capital (impact investment firm) (2013-2015) and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	61

Director of Mutual Fund Directors Forum (a non-profit organization serving independent directors of U.S. mutual funds), Chairman of the Board and Trustee of The Investment Fund for Foundations Investment Program (TIP) (consisting of 2 funds), and Director of the F.B. Heron Foundation (a private grantmaking foundation).

Janus Investment Fund	51

Janus Henderson Large Cap Value Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Trustee	1/13-Present	Executive Vice President, Institutional Markets, of Black Creek Group (private equity real estate investment management firm) (since 2012). Formerly, Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	61

Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of MotiveQuest LLC (strategic social market research company) (2003-2016); Director of Nuveen Global Investors LLC (2007-2011); Director of Communities in Schools (2004-2010); and Director of Mutual Fund Education Alliance (until 2010).

52	JUNE 30, 2018

Janus Henderson Large Cap Value Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Managing Member and Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Venture Partner for The Edgewater Funds (a middle market private equity firm) (2002-2004); Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000); and Chief Investment Officer of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	61

Advisory Board Member, Innovate Partners Emerging Growth and Equity Fund I (early stage venture capital fund) (since 2014) and Managing Trustee of National Retirement Partners Liquidating Trust (since 2013). Formerly, Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013); Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009); Director of RemedyTemp, Inc. (temporary help services company) (1996-2006); and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

Janus Investment Fund	53

Janus Henderson Large Cap Value Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	6/16-Present	Founder, Daraja Capital (advisory and investment firm) (since 2016), and Senior Advisor, Albright Stonebridge Group LLC (global strategy firm) (since 2016). Formerly, Senior Vice President (2011-2015), Albright Stonebridge Group LLC; and Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	61	Director of Brightwood Capital Advisors, LLC (since 2014).
Gary A. Poliner 151 Detroit Street Denver, CO 80206 DOB: 1953	Trustee	6/16-Present	Retired. Formerly, President (2010-2013) of Northwestern Mutual Life Insurance Company.	61

Director of MGIC Investment Corporation (private mortgage insurance) (since 2013) and West Bend Mutual Insurance Company (property/casualty insurance) (since 2013). Formerly, Trustee of Northwestern Mutual Life Insurance Company (2010-2013); and Director of Frank Russell Company (global asset management firm) (2008-2013).

54	JUNE 30, 2018

Janus Henderson Large Cap Value Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
James T. Rothe 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	1/97-Present	Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Co-founder and Managing Director of Roaring Fork Capital SBIC, L.P. (SBA SBIC fund focusing on private investment in public equity firms) (2004-2014), Professor of Business of the University of Colorado (2002-2004), and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	61	Formerly, Director of Red Robin Gourmet Burgers, Inc. (RRGB) (2004- 2014).
William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	6/84-Present	Retired. Formerly, President and founder of HPS Products and Corporate Vice President of MKS Instruments, Boulder, CO (a provider of advanced process control systems for the semiconductor industry) (1976-2012).	61	None

Janus Investment Fund	55

Janus Henderson Large Cap Value Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Diane L. Wallace 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	6/17-Present	Retired.	61

Formerly, Independent Trustee, Henderson Global Funds (13 portfolios) (2015-2017); Independent Trustee, State Farm Associates' Funds Trust, State Farm Mutual Fund Trust, and State Farm Variable Product Trust (28 portfolios) (2013-2017). Chief Operating Officer, Senior Vice President-Operations, and Chief Financial Officer for Driehaus Capital Management, LLC (1988-2006); and Treasurer of Driehaus Mutual Funds (1996-2002).

56	JUNE 30, 2018

Janus Henderson Large Cap Value Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	61

Director of Chicago Community Trust (Regional Community Foundation), Chicago Council on Global Affairs, InnerWorkings (U.S. provider of print procurement solutions to corporate clients), Lurie Children’s Hospital (Chicago, IL), Shirley Ryan Ability Lab and Wrapports, LLC (digital communications company). Formerly, Director of Walmart (until 2017); Director of Chicago Convention & Tourism Bureau (until 2014); and The Field Museum of Natural History (Chicago, IL) (until 2014).

Janus Investment Fund	57

Janus Henderson Large Cap Value Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Bruce L. Koepfgen 151 Detroit Street Denver, CO 80206 DOB: 1952	President and Chief Executive Officer	7/14-Present

Head of North America at Janus Henderson Investors and Janus Capital Management LLC (since 2017); Executive Vice President and Director of Janus International Holding LLC (since 2011); Executive Vice President of Janus Distributors LLC (since 2011); Vice President and Director of Intech Investment Management LLC (since 2011); Executive Vice President and Director of Perkins Investment Management LLC (since 2011); and Executive Vice President and Director of Janus Management Holdings Corporation (since 2011). Formerly, President of Janus Capital Group Inc. and Janus Capital Management LLC (2013-2017); Executive Vice President of Janus Services LLC (2011-2015), Janus Capital Group Inc. and Janus Capital Management LLC (2011-2013); and Chief Financial Officer of Janus Capital Group Inc., Janus Capital Management LLC, Janus Distributors LLC, Janus Management Holdings Corporation, and Janus Services LLC (2011-2013).

Susan K. Wold 151 Detroit Street Denver, CO 80206 DOB: 1960	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	9/17-Present

Senior Vice President and Head of Compliance, North America for Janus Henderson (since September 2017); Formerly, Vice President, Head of Global Corporate
Compliance, and Chief Compliance Officer for Janus Capital Management LLC (May 2017- September 2017); Vice President, Compliance at Janus Capital
Group Inc. and Janus Capital Management LLC (2005-2017).

58	JUNE 30, 2018

Janus Henderson Large Cap Value Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital and Janus Services LLC.
Kathryn L. Santoro 151 Detroit Street Denver, CO 80206 DOB: 1974	Vice President, Chief Legal Counsel, and Secretary	12/16-Present

Vice President of Janus Capital and Janus Services LLC (since 2016). Formerly, Vice President and Associate Counsel of Curian Capital, LLC and Curian Clearing LLC (2013-2016); and General Counsel and Secretary (2011-2012) and Vice President (2009-2012) of Old Mutual Capital, Inc.

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

Janus Investment Fund	59

Janus Henderson Large Cap Value Fund

Notes

NotesPage1

60	JUNE 30, 2018

Janus Henderson Large Cap Value Fund

Notes

NotesPage2

Janus Investment Fund	61

Knowledge. Shared

At Janus Henderson, we believe in the sharing of expert insight for better investment and business decisions. We call this ethos Knowledge. Shared.

Learn more by visiting janushenderson.com.

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson, Janus, Henderson, Perkins, Intech and Henderson Geneva are trademarks or registered trademarks of Janus Henderson Investors. © Janus Henderson Investors. The name Janus Henderson Investors includes HGI Group Limited, Henderson Global Investors (Brand Management) Sarl and Janus International Holding LLC.

Funds distributed by Janus Henderson Distributors

125-02-93031 08-18

ANNUAL REPORT June 30, 2018

Janus Henderson Mid Cap Value Fund

Janus Investment Fund

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson Mid Cap Value Fund

Janus Henderson Mid Cap Value Fund (unaudited)

FUND SNAPSHOT

As defensive value specialists, we look to invest in high quality companies with strong management teams, stable balance sheets, and durable competitive advantages that are trading at attractive valuations. We seek to achieve excess returns over full market cycles, with less risk than our benchmark and peers as measured by standard deviation, beta and down market capture.

Tom Perkins co-portfolio manager	Kevin Preloger co-portfolio manager	Justin Tugman co-portfolio manager

PERFORMANCE REVIEW

During the 12 months ended June 30, 2018, the Mid Cap Value Fund’s Class I Shares returned 7.45% and its Russell Midcap Value® Index benchmark returned 7.60%. Stock selection in the industrials, consumer staples and utilities sectors aided relative returns. Relative detractors were led by our holdings in materials, energy, and financials.

MARKET ENVIRONMENT

Positive earnings data, strengthening fundamentals and an upward trajectory in global growth generally boosted equity markets during the 12-month period. The ultimate passage of U.S. tax reform at the end of 2017 and optimism around its potential to provide tailwinds for the U.S. economy propelled markets to new highs. While the year was not without significant geopolitical concerns – including escalating tensions with North Korea and Iran, as well as rising trade tensions between the U.S. and global trade partners – equity markets quickly rebounded from each setback.

CONTRIBUTORS

Frozen potato producer and supplier Lamb Weston was the leading contributor during the period. The company is the dominant player in the U.S. with 42% market share and is No. 2 on a global basis. Execution has been solid as global demand for its products continues to outstrip supply, allowing the company to increase prices. Lamb Weston had strong top line growth in the most recent quarter and a positive outlook. The company is one of the few food staples companies that has consistently generated strong top line growth and increased forward guidance driving the shares higher. We hold a core position given strong industry trends and solid execution, though we have trimmed on price strength.

XL Group was also a leading contributor to returns during the period. We have held an above-average-size position in insurance and reinsurance as we believed the groups to be attractive from a valuation standpoint and expected that the natural disasters in the second half of 2017 would translate into better pricing. Incidentally, XL went from being the Fund’s biggest detractor in the fourth quarter of 2017 (a period in which we added on weakness) to being our best performer in the first quarter of 2018. Deal activity in the reinsurance space accelerated at the beginning of 2018 and XL was rumored to have three different suitors. Ultimately, XL reached a deal to be acquired by French insurance company AXA in an all-cash deal that amounted to a 33% premium at the time of the announcement. We exited our position after the deal announcement.

Another leading contributor was Total System Services, a financial technology company that provides a variety of card processing services for financial institutions and merchants. In our opinion, the company represents an attractive way to potentially benefit from the secular shift from cash to electronic forms of payment. Shares performed well during the period as the company consistently posted better-than-expected results, including higher revenue with positive growth in all three major areas of service. The company also provided better-than-expected earnings guidance for 2018 at the beginning of the year. We trimmed some of our position given the rally in the shares.

DETRACTORS

Crown Holdings is one of the largest global manufacturers of aluminum and steel cans for the food and beverage industry. The company sells to end markets that are highly stable, although slow growing. Additionally, the company closed on the acquisition of a sizable industrial packaging company and investors who had owned the stock for non-industrial exposure sold the stock due to the deal. While we are neutral on the acquisition, we believe the market has overreacted. We view Crown as a solid company with significant free-cash-flow growth opportunities over the next several years.

Janus Investment Fund	1

Janus Henderson Mid Cap Value Fund (unaudited)

Given the clouded outlook, we trimmed some of our holdings but continue to hold a sizable position.

Another detractor was Syneos Health, the rebranded company established in August 2017 to encompass INC Research and InVentiv, which focused on providing sales and marketing solutions for smaller drug companies. The Fund’s holdings in INC Research, a global health care contract research organization (CRO), fell at the end of 2017 due to a disappointing outlook as the integration of InVentiv was challenged. While we still like the fundamentals of the core business as pharmaceutical companies continue to outsource research and development functions, we viewed the integration risk as high and exited our position.

RenaissanceRe is a global property catastrophe and specialty insurer. The stock underperformed for the period due to weaker pricing guidance and disappointing June property-catastrophe renewals. The Florida property-catastrophe market, in which RenaissanceRe has meaningful share, renews in June. Therefore, RenaissanceRe was disproportionately impacted by the reports of weaker-than-expected pricing in the Florida market. However, we continue to view the shares as attractive from a valuation standpoint and a leader in a consolidating market. Thus, we took advantage of price weakness to add to our holdings.

OUTLOOK AND POSITIONING

While the market has continued to perform well, the risks to the downside are elevated and seem to increase daily. It is unclear what the trigger point might be in a market that is richly valued on many metrics and with investors who have generally ignored any developments that might be construed as negative. The market has clearly benefited from strong year-over-year earnings growth due in large part to lower taxes, but the comparisons will become more difficult as we enter the back half of 2018. While mid-cap stocks have less international exposure than many of their large- and mega-cap peers, trade wars will not leave any company completely immune to some of the spillover effects. In this environment, while we acknowledge that the market may continue to move higher, we think it makes sense to be defensively positioned given the complacency regarding any possible negative developments.

During the period, we pared back select consumer staples and technology holdings while adding to materials and energy. We have also added to select bank holdings as the industry stands to benefit from the ongoing Federal Reserve tightening and a favorable regulatory environment as onerous bank requirements are easing. Additionally, smaller and mid-size banks are seeing much better loan growth than larger banks. Bank merger and acquisition (M&A) activity has picked up with a number of deals announced in recent months, including portfolio holding MB Financial. We expect M&A to continue now that banks have more clarity on the regulatory environment.

We continue to believe that value is in the early stages of improving performance relative to growth as was the case within midcaps during the most recent quarter, where underperformance by value relative to growth was much less pronounced compared to the previous quarter. In our view, “normalizing” interest rates and economic growth in the U.S. where central bank intervention is waning, coupled with accelerating inflation, should bode well for value stocks going forward.

On a personal note, we would like to extend our sincere thanks and gratitude to our partner and friend, Tom Perkins who retired from his portfolio manager role on June 30th and will retire from the firm at year end. Tom caps a successful near 50 year run in the investment management industry and has managed the Midcap Value Strategy at Perkins since its inception. His experience and counsel has been an invaluable resource to us at Perkins and we are all better investors as a result. Tom will still be watching from the sidelines as he intends to remain a fund holder and read these commentaries. We wish him all the best!

Thank you for your continued co-investment with us in the Janus Henderson Mid Cap Value Fund.

2	JUNE 30, 2018

Janus Henderson Mid Cap Value Fund (unaudited)

Fund At A Glance

June 30, 2018

	5 Top Performers - Holdings		5 Bottom Performers - Holdings
		Contribution		Contribution
	Lamb Weston Holdings Inc	1.16%	Crown Holdings Inc	-0.87%
	XL Group Ltd	0.99%	Syneos Health Inc Class - A	-0.37%
	Total System Services Inc	0.82%	RenaissanceRe Holdings Ltd	-0.32%
	Westlake Chemical Corp	0.78%	AmerisourceBergen Corp	-0.29%
	Noble Energy Inc	0.66%	Invesco Ltd	-0.29%

	5 Top Performers - Sectors*
		Fund	Fund Weighting	Russell Midcap Value Index
		Contribution	(Average % of Equity)	Weighting
	Industrials	2.23%	14.50%	11.81%
	Consumer Staples	0.87%	7.42%	3.95%
	Utilities	0.42%	5.45%	10.48%
	Health Care	0.28%	4.64%	6.56%
	Real Estate	0.24%	11.09%	14.04%

	5 Bottom Performers - Sectors*
		Fund	Fund Weighting	Russell Midcap Value Index
		Contribution	(Average % of Equity)	Weighting
	Energy	-1.37%	6.80%	8.14%
	Financials	-1.17%	21.65%	20.40%
	Materials	-0.87%	12.95%	5.51%
	Other**	-0.26%	4.23%	0.00%
	Consumer Discretionary	-0.02%	4.22%	11.90%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
**	Not a GICS classified sector.

Janus Investment Fund	3

Janus Henderson Mid Cap Value Fund (unaudited)

Fund At A Glance

June 30, 2018

5 Largest Equity Holdings - (% of Net Assets)
Equity LifeStyle Properties Inc
Equity Real Estate Investment Trusts (REITs)	3.6%
Evergy Inc
Electric Utilities	3.1%
Laboratory Corp of America Holdings
Health Care Providers & Services	3.1%
Equity Commonwealth
Equity Real Estate Investment Trusts (REITs)	3.0%
Lamar Advertising Co
Equity Real Estate Investment Trusts (REITs)	2.8%
15.6%

Asset Allocation - (% of Net Assets)
Common Stocks	96.2%
Repurchase Agreements	3.8%
Other	(0.0)%
100.0%

Top Country Allocations - Long Positions - (% of Investment Securities)
As of June 30, 2018	As of June 30, 2017

4	JUNE 30, 2018

Janus Henderson Mid Cap Value Fund (unaudited)

Performance

See important disclosures on the next page.

					Expense Ratios -
Average Annual Total Return - for the periods ended June 30, 2018					per the October 27, 2017 prospectuses
	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses
Class A Shares at NAV	7.10%	9.29%	7.78%	11.30%	0.94%
Class A Shares at MOP	0.96%	8.01%	7.14%	10.97%
Class C Shares at NAV	6.40%	8.64%	7.10%	10.59%	1.60%
Class C Shares at CDSC	5.45%	8.64%	7.10%	10.59%
Class D Shares(1)	7.45%	9.61%	8.06%	11.52%	0.62%
Class I Shares	7.45%	9.64%	7.98%	11.47%	0.61%
Class L Shares(2)	7.47%	9.69%	8.17%	11.64%	0.72%
Class N Shares	7.56%	9.78%	7.98%	11.47%	0.48%
Class R Shares	6.78%	8.96%	7.45%	10.97%	1.22%
Class S Shares	7.07%	9.24%	7.71%	11.21%	0.98%
Class T Shares	7.31%	9.52%	7.98%	11.47%	0.72%
Russell Midcap Value Index	7.60%	11.27%	10.06%	9.73%
Morningstar Quartile - Class T Shares	3rd	3rd	4th	1st
Morningstar Ranking - based on total returns for Mid-Cap Value Funds	223/420	253/359	238/311	8/123

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Class L Shares have a voluntarily agreed administrative fee waiver, which could be changed or terminated at any time.

This Fund has a performance-based management fee that may adjust up or down based on the Fund’s performance.

Janus Investment Fund	5

Janus Henderson Mid Cap Value Fund (unaudited)

Performance

Performance may be affected by risks that include those associated with non-diversification, portfolio turnover, short sales, potential conflicts of interest, foreign and emerging markets, initial public offerings (IPOs), high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), derivatives, and commodity-linked investments. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes..

See Financial Highlights for actual expense ratios during the reporting period.

Class A Shares, Class C Shares, Class R Shares, and Class S Shares commenced operations on July 6, 2009. Performance shown for each class reflects the performance of the Fund’s Class J Shares (formerly named Investor Shares), from April 21, 2003 to July 6, 2009, calculated using the fees and expenses of the corresponding class, without the effect of any fee and expense limitations or waivers. For periods prior to April 21, 2003, the performance shown for each class reflects the historical performance of Berger Mid Cap Value Fund – Investor Shares (as a result of a prior reorganization of Berger Mid Cap Value Fund – Investor Shares into the Fund’s former Class J Shares), calculated using the fees and expenses of the corresponding class respectively, without the effect of any fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010, as a result of the restructuring of Class J Shares, the predecessor share class. Performance shown for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares (formerly named Investor Shares). For the periods prior to April 21, 2003, the performance shown for Class D Shares reflects the historical performance of Berger Mid Cap Value Fund – Investor Shares (as a result of a separate prior reorganization).

Class I Shares commenced operations on July 6, 2009. Performance shown reflects the performance of the Fund’s Class J Shares (formerly named Investor Shares) from April 21, 2003 to July 6, 2009, calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers. For the periods prior to April 21, 2003, the performance shown for Class I Shares reflects the historical performance of Berger Mid Cap Value Fund – Investor Shares (as a result of a separate prior reorganization), calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers.

Class L Shares commenced operations on April 21, 2003. Performance shown for periods following April 21, 2003, reflects the fees and expenses of Class L Shares (formerly named Institutional Shares), net of any applicable fee and expense limitations or waivers. The performance shown for Class L Shares for the periods from May 17, 2002 to April 17, 2003, reflects the historical performance of Berger Mid Cap Value Fund – Institutional Shares (as a result of a prior reorganization of Berger Mid Cap Value Fund – Institutional Shares into the Fund’s Class L Shares). For the periods prior to May 17, 2002, the performance shown reflects the historical performance of Berger Mid Cap Value Fund – Investor Shares.

Class N Shares of the Fund commenced operations on May 31, 2012. Performance shown for Class N Shares reflects the performance of the Fund’s Class T Shares from July 6, 2009 to May 31, 2012, calculated using the fees and expenses of Class T Shares, net of any applicable fee and expense limitations or waivers. For the period from April 21, 2003 to July 6, 2009, the performance shown for Class N Shares reflects the performance of Class J Shares (formerly named Investor Shares), calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers. For the periods prior to April 21, 2003, the performance shown for Class N Shares reflects the historical performance of Berger Mid Cap Value Fund – Investor Shares (as a result of a separate prior reorganization), calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers.

Class T Shares (formerly named Class J Shares) commenced operations with the Fund’s inception. Performance shown for periods following April 21, 2003, reflects the fees and expenses of Class T Shares in effect during the periods shown, net of any applicable fee and expense limitations or waivers. For the periods prior to April 21, 2003, the performance shown for Class T Shares reflects the historical performance of Berger Mid Cap Value Fund – Investor Shares (as a result of a separate prior reorganization).

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2018 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See important disclosures on the next page.

See “Useful Information About Your Fund Report.”On June 30, 2018, Perkins Investment Management Co-Founder Tom Perkins stepped down from his role as Co-Portfolio Manager in preparation for his retirement.

6	JUNE 30, 2018

Janus Henderson Mid Cap Value Fund (unaudited)

Performance

*The predecessor Fund’s inception date – August 12, 1998

(1) Closed to certain new investors.

(2) Closed to new investors.

Janus Investment Fund	7

Janus Henderson Mid Cap Value Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (1/1/18)	Ending Account Value (6/30/18)	Expenses Paid During Period (1/1/18 - 6/30/18)†	Beginning Account Value (1/1/18)	Ending Account Value (6/30/18)	Expenses Paid During Period (1/1/18 - 6/30/18)†	Net Annualized Expense Ratio (1/1/18 - 6/30/18)
Class A Shares	$1,000.00	$991.20	$5.88	$1,000.00	$1,018.89	$5.96	1.19%
Class C Shares	$1,000.00	$988.00	$8.82	$1,000.00	$1,015.92	$8.95	1.79%
Class D Shares	$1,000.00	$992.90	$4.35	$1,000.00	$1,020.43	$4.41	0.88%
Class I Shares	$1,000.00	$993.50	$3.95	$1,000.00	$1,020.83	$4.01	0.80%
Class L Shares	$1,000.00	$993.10	$4.05	$1,000.00	$1,020.73	$4.11	0.82%
Class N Shares	$1,000.00	$993.40	$3.66	$1,000.00	$1,021.12	$3.71	0.74%
Class R Shares	$1,000.00	$989.90	$7.30	$1,000.00	$1,017.46	$7.40	1.48%
Class S Shares	$1,000.00	$991.20	$6.07	$1,000.00	$1,018.70	$6.16	1.23%
Class T Shares	$1,000.00	$992.30	$4.79	$1,000.00	$1,019.98	$4.86	0.97%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

8	JUNE 30, 2018

Janus Henderson Mid Cap Value Fund

Schedule of Investments

June 30, 2018

Shares or Principal Amounts		Value
Common Stocks – 96.2%
Aerospace & Defense – 1.7%
BWX Technologies Inc	1,043,357	$65,022,008
Auto Components – 2.4%
Aptiv PLC	521,553	47,789,901
Delphi Technologies PLC	899,271	40,880,860
		88,670,761
Banks – 9.8%
Citizens Financial Group Inc	1,391,581	54,132,501
First Hawaiian Inc	2,752,192	79,868,612
First Horizon National Corp	5,502,789	98,169,756
Investors Bancorp Inc	3,810,225	48,732,778
Prosperity Bancshares Inc	922,976	63,094,639
Sterling Bancorp/DE	935,255	21,978,493
		365,976,779
Capital Markets – 2.1%
Affiliated Managers Group Inc	200,375	29,789,751
Invesco Ltd	1,798,972	47,780,696
		77,570,447
Chemicals – 9.1%
Axalta Coating Systems Ltd*	2,523,048	76,473,585
NewMarket Corp	152,272	61,594,024
Nutrien Ltd	987,392	53,694,377
Valvoline Inc	2,674,174	57,681,933
Westlake Chemical Corp	279,507	30,083,338
WR Grace & Co	837,039	61,363,329
		340,890,586
Commercial Services & Supplies – 1.8%
Waste Connections Inc	881,625	66,368,730
Consumer Finance – 0.7%
Discover Financial Services	357,046	25,139,609
Containers & Packaging – 4.1%
Crown Holdings Inc*	1,635,295	73,195,804
Graphic Packaging Holding Co	5,495,661	79,742,041
		152,937,845
Distributors – 1.3%
LKQ Corp*	1,570,809	50,108,807
Electric Utilities – 5.2%
Alliant Energy Corp	1,859,990	78,714,777
Evergy Inc	2,070,509	116,259,080
		194,973,857
Electrical Equipment – 2.1%
AMETEK Inc	462,988	33,409,214
Generac Holdings Inc*	883,528	45,704,903
		79,114,117
Electronic Equipment, Instruments & Components – 1.7%
Avnet Inc	1,468,103	62,966,938
Energy Equipment & Services – 1.2%
Apergy Corp*	513,217	21,426,810
Keane Group Inc*	1,596,355	21,822,173
		43,248,983
Equity Real Estate Investment Trusts (REITs) – 11.8%
Equity Commonwealth*	3,529,359	111,174,809
Equity LifeStyle Properties Inc	1,446,460	132,929,673
Lamar Advertising Co	1,504,197	102,751,697
Mid-America Apartment Communities Inc	442,009	44,497,046
Weyerhaeuser Co	1,328,896	48,451,548
		439,804,773
Food & Staples Retailing – 2.5%
Casey's General Stores Inc	881,095	92,585,463

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson Mid Cap Value Fund

Schedule of Investments

June 30, 2018

Shares or Principal Amounts		Value
Common Stocks – (continued)
Food Products – 4.1%
Conagra Brands Inc	2,475,464	$88,448,329
Lamb Weston Holdings Inc	940,335	64,422,351
		152,870,680
Health Care Providers & Services – 3.1%
Laboratory Corp of America Holdings*	638,527	114,634,752
Health Care Technology – 0.7%
Cerner Corp*	421,646	25,210,214
Industrial Conglomerates – 1.8%
Carlisle Cos Inc	628,151	68,035,035
Information Technology Services – 1.9%
Total System Services Inc	821,421	69,426,503
Insurance – 9.0%
Axis Capital Holdings Ltd	1,017,071	56,569,489
Hartford Financial Services Group Inc	1,832,825	93,712,342
RenaissanceRe Holdings Ltd	710,899	85,535,368
Torchmark Corp	1,233,248	100,398,720
		336,215,919
Life Sciences Tools & Services – 0.8%
Agilent Technologies Inc	493,139	30,495,716
Machinery – 4.8%
Donaldson Co Inc	1,003,499	45,277,875
Lincoln Electric Holdings Inc	531,394	46,635,138
Trinity Industries Inc	2,585,065	88,564,327
		180,477,340
Metals & Mining – 1.0%
Compass Minerals International Inc	574,523	37,774,887
Oil, Gas & Consumable Fuels – 6.6%
Cimarex Energy Co	970,481	98,736,737
Gulfport Energy Corp*	3,709,319	46,626,140
Noble Energy Inc	2,813,262	99,251,883
		244,614,760
Professional Services – 1.4%
Dun & Bradstreet Corp	415,736	50,990,020
Software – 2.0%
Check Point Software Technologies Ltd*	459,731	44,906,524
Synopsys Inc*	368,323	31,517,399
		76,423,923
Specialty Retail – 0.7%
O'Reilly Automotive Inc*	89,876	24,587,377
Trading Companies & Distributors – 0.8%
GATX Corp	428,381	31,798,722
Total Common Stocks (cost $2,963,681,735)		3,588,935,551
Repurchase Agreements – 3.8%
Undivided interest of 50.0% in a joint repurchase agreement (principal amount $100,000,000 with a maturity value of $100,017,000) with ING Financial Markets LLC, 2.0400%, dated 6/29/18, maturing 7/2/18 to be repurchased at $50,008,500 collateralized by $103,960,700 in U.S. Treasuries 0% - 6.6250%, 8/16/18 - 5/15/48 with a value of $102,017,381	$50,000,000	50,000,000
Undivided interest of 27.3% in a joint repurchase agreement (principal amount $96,300,000 with a maturity value of $96,316,371) with ING Financial Markets LLC, 2.0400%, dated 6/29/18, maturing 7/2/18 to be repurchased at $26,304,471 collateralized by $92,122,146 in U.S. Treasuries 0.5000% - 6.6250%, 7/31/18 - 11/15/47 with a value of $98,242,762	26,300,000	26,300,000

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	JUNE 30, 2018

Janus Henderson Mid Cap Value Fund

Schedule of Investments

June 30, 2018

Shares or Principal Amounts		Value
Repurchase Agreements – (continued)
Undivided interest of 43.3% in a joint repurchase agreement (principal amount $150,000,000 with a maturity value of $150,025,625) with Royal Bank of Canada, NY Branch, 2.0500%, dated 6/29/18, maturing 7/2/18 to be repurchased at $65,011,104 collateralized by $139,614,807 in U.S. Treasuries 0.1250% - 3.8750%, 4/15/19 - 4/15/29 with a value of $153,026,139	$65,000,000	$65,000,000
Total Repurchase Agreements (cost $141,300,000)		141,300,000
Total Investments (total cost $3,104,981,735) – 100.0%		3,730,235,551
Liabilities, net of Cash, Receivables and Other Assets – (0)%		(964,314)
Net Assets – 100%		$3,729,271,237

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$3,631,634,650	97.4%
Canada	53,694,377	1.4
Israel	44,906,524	1.2

Total	$3,730,235,551	100.0%

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income		Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 6/30/18
Investment Companies - N/A
Money Markets - N/A
Janus Henderson Cash Liquidity Fund LLC,1.8501%ºº	$	-(1)	$-	$-	$-

(1) Amount less than $1.

	Share Balance at 6/30/17	Purchases	Sales	Share Balance at 6/30/18
Investment Companies - N/A
Money Markets - N/A
Janus Henderson Cash Liquidity Fund LLC,1.8501%ºº	-	19,002	(19,002)	-

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	11

Janus Henderson Mid Cap Value Fund

Notes to Schedule of Investments and Other Information

Russell Midcap® Value Index	Russell Midcap® Value Index reflects the performance of U.S. mid-cap equities with lower price-to-book ratios and lower forecasted growth values.

LLC	Limited Liability Company
PLC	Public Limited Company

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of June 30, 2018.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of June 30, 2018. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quotes Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Common Stocks	$3,588,935,551	$-	$-
Repurchase Agreements	-	141,300,000	-
Total Assets	$3,588,935,551	$141,300,000	$-

12	JUNE 30, 2018

Janus Henderson Mid Cap Value Fund

Statement of Assets and Liabilities

June 30, 2018

See footnotes at the end of the Statement.

Assets:
Investments, at value(1)	$3,588,935,551
Repurchase agreements, at value(2)	141,300,000
Cash	39,666
Non-interested Trustees' deferred compensation	78,094
Receivables:
Dividends	4,110,103
Fund shares sold	2,388,322
Interest	24,075
Other assets	50,113
Total Assets	3,736,925,924
Liabilities:
Payables:	—
Fund shares repurchased	3,736,058
Advisory fees	2,441,386
Transfer agent fees and expenses	692,345
Postage fees	205,528
12b-1 Distribution and shareholder servicing fees	136,752
Non-interested Trustees' deferred compensation fees	78,094
Non-affiliated fund administration fees payable	56,501
Professional fees	42,577
Non-interested Trustees' fees and expenses	38,708
Affiliated fund administration fees payable	8,000
Custodian fees	2,527
Accrued expenses and other payables	216,211
Total Liabilities	7,654,687
Net Assets	$3,729,271,237

See Notes to Financial Statements.

Janus Investment Fund	13

Janus Henderson Mid Cap Value Fund

Statement of Assets and Liabilities

June 30, 2018

Net Assets Consist of:
Capital (par value and paid-in surplus)	$2,840,243,009
Undistributed net investment income/(loss)	9,786,226
Undistributed net realized gain/(loss) from investments	253,954,785
Unrealized net appreciation/(depreciation) of investments and non-interested Trustees’ deferred compensation	625,287,217
Total Net Assets	$3,729,271,237
Net Assets - Class A Shares	$77,495,676
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	4,569,320
Net Asset Value Per Share(3)	$16.96
Maximum Offering Price Per Share(4)	$17.99
Net Assets - Class C Shares	$58,589,942
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	3,552,699
Net Asset Value Per Share(3)	$16.49
Net Assets - Class D Shares	$822,153,149
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	49,243,215
Net Asset Value Per Share	$16.70
Net Assets - Class I Shares	$428,792,809
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	25,634,874
Net Asset Value Per Share	$16.73
Net Assets - Class L Shares	$7,128,675
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	414,982
Net Asset Value Per Share	$17.18
Net Assets - Class N Shares	$642,745,885
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	38,573,358
Net Asset Value Per Share	$16.66
Net Assets - Class R Shares	$62,802,475
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	3,765,551
Net Asset Value Per Share	$16.68
Net Assets - Class S Shares	$198,131,516
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	11,725,894
Net Asset Value Per Share	$16.90
Net Assets - Class T Shares	$1,431,431,110
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	85,297,650
Net Asset Value Per Share	$16.78

(1) Includes cost of $2,963,681,735.

(2) Includes cost of repurchase agreements of $141,300,000.

(3) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(4) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

14	JUNE 30, 2018

Janus Henderson Mid Cap Value Fund

Statement of Operations

For the year ended June 30, 2018

Investment Income:
Dividends	$57,077,512
Interest	1,993,904
Other income	81
Foreign tax withheld	(269,309)
Total Investment Income	58,802,188
Expenses:
Advisory fees	25,112,756
12b-1 Distribution and shareholder servicing fees:
Class A Shares	215,076
Class C Shares	634,750
Class R Shares	333,543
Class S Shares	521,479
Transfer agent administrative fees and expenses:
Class D Shares	1,008,808
Class L Shares	19,619
Class R Shares	168,622
Class S Shares	521,144
Class T Shares	3,904,183
Transfer agent networking and omnibus fees:
Class A Shares	191,005
Class C Shares	69,644
Class I Shares	842,500
Other transfer agent fees and expenses:
Class A Shares	10,582
Class C Shares	7,376
Class D Shares	148,534
Class I Shares	41,279
Class L Shares	371
Class N Shares	9,388
Class R Shares	2,261
Class S Shares	6,593
Class T Shares	33,191
Shareholder reports expense	493,002
Affiliated fund administration fees	248,385
Registration fees	139,202
Non-interested Trustees’ fees and expenses	133,132
Professional fees	87,142
Non-affiliated fund administration fees	56,503
Custodian fees	27,142
Other expenses	159,858
Total Expenses	35,147,070
Less: Excess Expense Reimbursement and Waivers	(143,409)
Net Expenses	35,003,661
Net Investment Income/(Loss)	23,798,527
Net Realized Gain/(Loss) on Investments:
Investments	465,769,262
Total Net Realized Gain/(Loss) on Investments	465,769,262
Change in Unrealized Net Appreciation/Depreciation:
Investments and non-interested Trustees’ deferred compensation	(207,724,530)
Total Change in Unrealized Net Appreciation/Depreciation	(207,724,530)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$281,843,259

See Notes to Financial Statements.

Janus Investment Fund	15

Janus Henderson Mid Cap Value Fund

Statements of Changes in Net Assets

	Year ended June 30, 2018	Year ended June 30, 2017

Operations:
Net investment income/(loss)	$23,798,527	$33,352,125
Net realized gain/(loss) on investments	465,769,262	384,846,009
Change in unrealized net appreciation/depreciation	(207,724,530)	223,665,135
Net Increase/(Decrease) in Net Assets Resulting from Operations	281,843,259	641,863,269
Dividends and Distributions to Shareholders:
Dividends from Net Investment Income
Class A Shares	(40,126)	(603,994)
Class D Shares	(3,702,440)	(6,711,467)
Class I Shares	(4,241,837)	(7,573,029)
Class L Shares	(36,990)	(79,158)
Class N Shares	(658,817)	(896,195)
Class R Shares	—	(165,685)
Class S Shares	(239,767)	(988,620)
Class T Shares	(5,356,137)	(12,297,482)
Total Dividends from Net Investment Income	(14,276,114)	(29,315,630)
Distributions from Net Realized Gain from Investment Transactions
Class A Shares	(8,850,524)	(11,298,358)
Class C Shares	(7,034,225)	(7,257,291)
Class D Shares	(87,655,872)	(72,416,810)
Class I Shares	(98,330,563)	(82,455,730)
Class L Shares	(805,821)	(816,989)
Class N Shares	(11,725,567)	(8,237,489)
Class R Shares	(6,851,112)	(6,542,707)
Class S Shares	(21,574,429)	(17,376,666)
Class T Shares	(164,014,920)	(151,088,605)
Total Distributions from Net Realized Gain from Investment Transactions	(406,843,033)	(357,490,645)
Net Decrease from Dividends and Distributions to Shareholders	(421,119,147)	(386,806,275)
Capital Share Transactions:
Class A Shares	(25,258,050)	(37,575,095)
Class C Shares	(12,214,349)	(15,400,480)
Class D Shares	11,313,423	17,255,565
Class I Shares	(512,482,219)	(109,725,796)
Class L Shares	(1,155,143)	(1,698,643)
Class N Shares	539,008,976	4,957,942
Class R Shares	(6,146,675)	(6,281,709)
Class S Shares	5,353,474	17,383,876
Class T Shares	(132,994,667)	(204,710,123)
Net Increase/(Decrease) from Capital Share Transactions	(134,575,230)	(335,794,463)
Net Increase/(Decrease) in Net Assets	(273,851,118)	(80,737,469)
Net Assets:
Beginning of period	4,003,122,355	4,083,859,824
End of period	$3,729,271,237	$4,003,122,355

Undistributed Net Investment Income/(Loss)	$9,786,226	$1,445,524

See Notes to Financial Statements.

16	JUNE 30, 2018

Janus Henderson Mid Cap Value Fund

Financial Highlights

Class A Shares
For a share outstanding during each year ended June 30	2018	2017	2016		2015	2014
Net Asset Value, Beginning of Period	$17.60	$16.56	$19.87		$25.00	$23.96
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.06	0.11	0.19		0.18	0.26
Net realized and unrealized gain/(loss)	1.20	2.59	0.29		(0.07)	4.14
Total from Investment Operations	1.26	2.70	0.48		0.11	4.40
Less Dividends and Distributions:
Dividends (from net investment income)	(0.01)	(0.08)	(0.20)		(0.48)	(0.29)
Distributions (from capital gains)	(1.89)	(1.58)	(3.59)		(4.76)	(3.07)
Total Dividends and Distributions	(1.90)	(1.66)	(3.79)		(5.24)	(3.36)
Net Asset Value, End of Period	$16.96	$17.60	$16.56		$19.87	$25.00
Total Return*	7.10%	16.76%	4.05%		0.11%	19.72%
Net Assets, End of Period (in thousands)	$77,496	$105,784	$135,181		$217,358	$476,695
Average Net Assets for the Period (in thousands)	$86,398	$122,128	$163,545		$313,048	$729,640
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.15%	0.94%	0.82%		0.84%	0.93%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.13%	0.93%	0.82%		0.84%	0.93%
Ratio of Net Investment Income/(Loss)	0.36%	0.61%	1.06%		0.79%	1.06%
Portfolio Turnover Rate	41%	53%	65%		49%	51%
				1

Class C Shares
For a share outstanding during each year ended June 30	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$17.26	$16.28	$19.55	$24.66	$23.65
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	(0.04)	—(2)	0.13	0.02	0.08
Net realized and unrealized gain/(loss)	1.16	2.56	0.29	(0.07)	4.08
Total from Investment Operations	1.12	2.56	0.42	(0.05)	4.16
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	(0.10)	(0.30)	(0.08)
Distributions (from capital gains)	(1.89)	(1.58)	(3.59)	(4.76)	(3.07)
Total Dividends and Distributions	(1.89)	(1.58)	(3.69)	(5.06)	(3.15)
Net Asset Value, End of Period	$16.49	$17.26	$16.28	$19.55	$24.66
Total Return*	6.40%	16.12%	3.70%	(0.62)%	18.83%
Net Assets, End of Period (in thousands)	$58,590	$73,433	$83,844	$115,667	$160,595
Average Net Assets for the Period (in thousands)	$67,079	$81,619	$94,474	$140,888	$177,414
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.73%	1.51%	1.11%	1.54%	1.70%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.73%	1.51%	1.11%	1.54%	1.68%
Ratio of Net Investment Income/(Loss)	(0.23)%	0.03%	0.78%	0.07%	0.35%
Portfolio Turnover Rate	41%	53%	65%	49%	51%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

See Notes to Financial Statements.

Janus Investment Fund	17

Janus Henderson Mid Cap Value Fund

Financial Highlights

Class D Shares
For a share outstanding during each year ended June 30	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$17.37	$16.37	$19.71	$25.04	$24.03
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.12	0.15	0.23	0.22	0.34
Net realized and unrealized gain/(loss)	1.18	2.58	0.30	(0.05)	4.13
Total from Investment Operations	1.30	2.73	0.53	0.17	4.47
Less Dividends and Distributions:
Dividends (from net investment income)	(0.08)	(0.15)	(0.28)	(0.74)	(0.39)
Distributions (from capital gains)	(1.89)	(1.58)	(3.59)	(4.76)	(3.07)
Total Dividends and Distributions	(1.97)	(1.73)	(3.87)	(5.50)	(3.46)
Net Asset Value, End of Period	$16.70	$17.37	$16.37	$19.71	$25.04
Total Return*	7.45%	17.12%	4.39%	0.37%	20.00%
Net Assets, End of Period (in thousands)	$822,153	$841,565	$774,433	$827,954	$939,775
Average Net Assets for the Period (in thousands)	$843,030	$822,828	$767,190	$894,102	$905,095
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.82%	0.62%	0.53%	0.58%	0.65%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.82%	0.62%	0.53%	0.58%	0.65%
Ratio of Net Investment Income/(Loss)	0.68%	0.90%	1.36%	1.01%	1.39%
Portfolio Turnover Rate	41%	53%	65%	49%	51%

Class I Shares
For a share outstanding during each year ended June 30	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$17.40	$16.39	$19.72	$25.04	$24.02
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.13	0.16	0.24	0.25	0.34
Net realized and unrealized gain/(loss)	1.17	2.58	0.29	(0.07)	4.15
Total from Investment Operations	1.30	2.74	0.53	0.18	4.49
Less Dividends and Distributions:
Dividends (from net investment income)	(0.08)	(0.15)	(0.27)	(0.74)	(0.40)
Distributions (from capital gains)	(1.89)	(1.58)	(3.59)	(4.76)	(3.07)
Total Dividends and Distributions	(1.97)	(1.73)	(3.86)	(5.50)	(3.47)
Net Asset Value, End of Period	$16.73	$17.40	$16.39	$19.72	$25.04
Total Return*	7.45%	17.16%	4.40%	0.40%	20.07%
Net Assets, End of Period (in thousands)	$428,793	$963,098	$1,009,681	$1,407,953	$2,290,695
Average Net Assets for the Period (in thousands)	$722,356	$970,761	$1,070,715	$1,967,896	$2,674,830
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.77%	0.61%	0.51%	0.57%	0.63%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.77%	0.61%	0.51%	0.57%	0.63%
Ratio of Net Investment Income/(Loss)	0.71%	0.92%	1.37%	1.10%	1.39%
Portfolio Turnover Rate	41%	53%	65%	49%	51%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

18	JUNE 30, 2018

Janus Henderson Mid Cap Value Fund

Financial Highlights

Class L Shares
For a share outstanding during each year ended June 30	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$17.82	$16.69	$19.99	$25.31	$24.26
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.13	0.17	0.24	0.22	0.34
Net realized and unrealized gain/(loss)	1.21	2.69(2)	0.31	(0.08)	4.18
Total from Investment Operations	1.34	2.86	0.55	0.14	4.52
Less Dividends and Distributions:
Dividends (from net investment income)	(0.09)	(0.15)	(0.26)	(0.70)	(0.40)
Distributions (from capital gains)	(1.89)	(1.58)	(3.59)	(4.76)	(3.07)
Total Dividends and Distributions	(1.98)	(1.73)	(3.85)	(5.46)	(3.47)
Net Asset Value, End of Period	$17.18	$17.82	$16.69	$19.99	$25.31
Total Return*	7.47%	17.62%(2)	4.41%	0.25%	20.02%
Net Assets, End of Period (in thousands)	$7,129	$8,534	$9,630	$12,608	$22,872
Average Net Assets for the Period (in thousands)	$7,889	$9,323	$10,732	$17,713	$24,042
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.93%	0.72%	0.63%	0.69%	0.75%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.77%	0.57%(2)	0.53%	0.69%	0.68%
Ratio of Net Investment Income/(Loss)	0.73%	0.97%	1.36%	0.96%	1.36%
Portfolio Turnover Rate	41%	53%	65%	49%	51%

Class N Shares
For a share outstanding during each year ended June 30	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$17.34	$16.35	$19.69	$25.05	$24.03
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.13	0.17	0.25	0.26	0.38
Net realized and unrealized gain/(loss)	1.19	2.57	0.31	(0.06)	4.14
Total from Investment Operations	1.32	2.74	0.56	0.20	4.52
Less Dividends and Distributions:
Dividends (from net investment income)	(0.11)	(0.17)	(0.31)	(0.80)	(0.43)
Distributions (from capital gains)	(1.89)	(1.58)	(3.59)	(4.76)	(3.07)
Total Dividends and Distributions	(2.00)	(1.75)	(3.90)	(5.56)	(3.50)
Net Asset Value, End of Period	$16.66	$17.34	$16.35	$19.69	$25.05
Total Return*	7.56%	17.25%	4.60%	0.51%	20.25%
Net Assets, End of Period (in thousands)	$642,746	$119,228	$109,571	$281,522	$398,115
Average Net Assets for the Period (in thousands)	$349,395	$95,327	$142,854	$348,342	$306,197
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.72%	0.48%	0.38%	0.43%	0.49%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.72%	0.48%	0.38%	0.43%	0.49%
Ratio of Net Investment Income/(Loss)	0.81%	0.99%	1.43%	1.17%	1.57%
Portfolio Turnover Rate	41%	53%	65%	49%	51%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2)  The Net realized and unrealized gain/(loss) per share included an out of period adjustment posted during the year. The impact of the out of period adjustment increased the per share amount by $0.07. The impact of the out of period adjustment to the Total Return was 0.46%.

See Notes to Financial Statements.

Janus Investment Fund	19

Janus Henderson Mid Cap Value Fund

Financial Highlights

Class R Shares
For a share outstanding during each year ended June 30	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$17.38	$16.38	$19.68	$24.86	$23.83
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.01	0.05	0.13	0.09	0.19
Net realized and unrealized gain/(loss)	1.18	2.57	0.31	(0.06)	4.11
Total from Investment Operations	1.19	2.62	0.44	0.03	4.30
Less Dividends and Distributions:
Dividends (from net investment income)	—	(0.04)	(0.15)	(0.45)	(0.20)
Distributions (from capital gains)	(1.89)	(1.58)	(3.59)	(4.76)	(3.07)
Total Dividends and Distributions	(1.89)	(1.62)	(3.74)	(5.21)	(3.27)
Net Asset Value, End of Period	$16.68	$17.38	$16.38	$19.68	$24.86
Total Return*	6.78%	16.40%	3.80%	(0.26)%	19.35%
Net Assets, End of Period (in thousands)	$62,802	$71,118	$72,868	$89,478	$127,464
Average Net Assets for the Period (in thousands)	$67,666	$74,119	$76,746	$106,006	$143,754
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.42%	1.22%	1.12%	1.19%	1.25%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.42%	1.22%	1.12%	1.19%	1.25%
Ratio of Net Investment Income/(Loss)	0.09%	0.31%	0.77%	0.43%	0.77%
Portfolio Turnover Rate	41%	53%	65%	49%	51%

Class S Shares
For a share outstanding during each year ended June 30	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$17.56	$16.54	$19.84	$24.98	$23.91
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.06	0.10	0.18	0.15	0.25
Net realized and unrealized gain/(loss)	1.19	2.59	0.31	(0.07)	4.13
Total from Investment Operations	1.25	2.69	0.49	0.08	4.38
Less Dividends and Distributions:
Dividends (from net investment income)	(0.02)	(0.09)	(0.20)	(0.46)	(0.24)
Distributions (from capital gains)	(1.89)	(1.58)	(3.59)	(4.76)	(3.07)
Total Dividends and Distributions	(1.91)	(1.67)	(3.79)	(5.22)	(3.31)
Net Asset Value, End of Period	$16.90	$17.56	$16.54	$19.84	$24.98
Total Return*	7.07%	16.69%	4.07%	(0.01)%	19.65%
Net Assets, End of Period (in thousands)	$198,132	$200,812	$171,632	$198,232	$387,978
Average Net Assets for the Period (in thousands)	$209,016	$196,518	$173,783	$269,177	$536,193
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.18%	0.98%	0.87%	0.94%	0.99%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.18%	0.97%	0.86%	0.94%	0.99%
Ratio of Net Investment Income/(Loss)	0.33%	0.56%	1.03%	0.68%	1.00%
Portfolio Turnover Rate	41%	53%	65%	49%	51%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

20	JUNE 30, 2018

Janus Henderson Mid Cap Value Fund

Financial Highlights

Class T Shares
For a share outstanding during each year ended June 30	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$17.45	$16.44	$19.76	$25.05	$24.01
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.10	0.14	0.22	0.21	0.32
Net realized and unrealized gain/(loss)	1.18	2.58	0.31	(0.06)	4.14
Total from Investment Operations	1.28	2.72	0.53	0.15	4.46
Less Dividends and Distributions:
Dividends (from net investment income)	(0.06)	(0.13)	(0.26)	(0.68)	(0.35)
Distributions (from capital gains)	(1.89)	(1.58)	(3.59)	(4.76)	(3.07)
Total Dividends and Distributions	(1.95)	(1.71)	(3.85)	(5.44)	(3.42)
Net Asset Value, End of Period	$16.78	$17.45	$16.44	$19.76	$25.05
Total Return*	7.31%	17.00%	4.33%	0.26%	19.96%
Net Assets, End of Period (in thousands)	$1,431,431	$1,619,550	$1,717,020	$2,414,536	$3,996,592
Average Net Assets for the Period (in thousands)	$1,566,628	$1,709,661	$1,917,279	$3,167,714	$4,815,160
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.92%	0.72%	0.62%	0.69%	0.74%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.91%	0.71%	0.59%	0.69%	0.73%
Ratio of Net Investment Income/(Loss)	0.58%	0.82%	1.29%	0.94%	1.29%
Portfolio Turnover Rate	41%	53%	65%	49%	51%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	21

Janus Henderson Mid Cap Value Fund

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Janus Henderson Mid Cap Value Fund (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 49 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks capital appreciation. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares. Class D Shares are closed to certain new investors. Class L Shares are closed.

Shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus Henderson funds. Class D Shares are available only to investors who hold accounts directly with the Janus Henderson funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

Class L Shares are designed for pension and profit-sharing plans, employee benefit trusts, endowments, foundations and corporations, as well as high net worth individuals and financial intermediaries who are willing to maintain a minimum account balance of $250,000.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of: 1) certain adviser-assisted, employer-sponsored retirement plans, including 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans; and 2) retail investors purchasing in qualified or nonqualified accounts, whose accounts are held through an omnibus account at their financial intermediary, and where the financial intermediary requires no payment or reimbursement from the Fund, Janus Capital Management LLC (“Janus Capital”), or its affiliates. Class N Shares are also available to Janus Henderson proprietary products and to certain direct institutional investors approved by Janus Distributors LLC dba Janus Henderson Distributors (“Janus Henderson Distributors”) including, but not limited to, corporations, certain retirement plans, public plans, and foundations and endowments, subject to minimum investment requirements.

Class R Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain

22	JUNE 30, 2018

Janus Henderson Mid Cap Value Fund

Notes to Financial Statements

retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be

Janus Investment Fund	23

Janus Henderson Mid Cap Value Fund

Notes to Financial Statements

categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2018 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the year. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or the Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If

24	JUNE 30, 2018

Janus Henderson Mid Cap Value Fund

Notes to Financial Statements

the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

On December 22, 2017, the Tax Cuts and Jobs Act was signed into law. Currently, Management does not believe the bill will have a material impact on the Fund’s intention to continue to qualify as a regulated investment company, which is generally not subject to U.S. federal income tax.

2. Other Investments and Strategies

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) of 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). There is considerable uncertainty about how Brexit will be conducted, how negotiations of necessary treaties and trade agreements will proceed, or how financial markets will react. In addition, one or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Janus Investment Fund	25

Janus Henderson Mid Cap Value Fund

Notes to Financial Statements

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

All repurchase agreements are transacted under legally enforceable master repurchase agreements that give the Fund, in the event of default by the counterparty, the right to liquidate securities held and to offset receivables and payables with the counterparty. For financial reporting purposes, the Fund does not offset financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities. Repurchase agreements held by the Fund are fully collateralized, and such collateral is in the possession of the Fund’s custodian or, for tri-party agreements, the custodian designated by the agreement. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest.

The following table presents gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the Fund's Schedule of Investments.

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Janus Henderson Mid Cap Value Fund

Notes to Financial Statements

Offsetting of Financial Assets and Derivative Assets

	Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

ING Financial Markets LLC	$76,300,000	$—	$(76,300,000)	$—
Royal Bank of Canada, NY Branch	65,000,000	—	(65,000,000)	—

Total	$141,300,000	$—	$(141,300,000)	$—
(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Repurchase Agreements

The Fund and other funds advised by Janus Capital or its affiliates may transfer daily uninvested cash balances into one or more joint trading accounts. Assets in the joint trading accounts are invested in money market instruments and the proceeds are allocated to the participating funds on a pro rata basis.

Repurchase agreements held by the Fund are fully collateralized, and such collateral is in the possession of the Fund’s custodian or, for tri-party agreements, the custodian designated by the agreement. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

3. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The Fund’s "base" fee rate prior to any performance adjustment (expressed as an annual rate) is 0.64%.

The investment advisory fee rate is determined by calculating a base fee and applying a performance adjustment. The base fee rate is the same as the contractual investment advisory fee rate. The performance adjustment either increases or decreases the base fee depending on how well the Fund has performed relative to its benchmark index. The Fund's benchmark index used in the calculation is the Russell Midcap® Value Index.

The calculation of the performance adjustment applies as follows:

Investment Advisory Fee = Base Fee Rate +/- Performance Adjustment

The investment advisory fee rate paid to Janus Capital by the Fund consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Fund’s average daily net assets during the previous month (“Base Fee Rate”), plus or minus (2) a performance-fee adjustment (“Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund’s average daily net assets based on the Fund’s relative performance compared to the cumulative investment record of its benchmark index over a 36-month performance measurement period or shorter time period, as applicable.

The Fund’s prospectuses and statement(s) of additional information contain additional information about performance-based fees. The amount shown as advisory fees on the Statement of Operations reflects the Base Fee Rate plus/minus

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Janus Henderson Mid Cap Value Fund

Notes to Financial Statements

any Performance Adjustment. For the year ended June 30, 2018, the performance adjusted investment advisory fee rate before any waivers and/or reimbursements of expenses is 0.64%.

Perkins Investment Management LLC (“Perkins”) serves as subadviser to the Fund. Perkins (together with its predecessors), has been in the investment management business since 1984 and provides day-to-day management of the Fund’s portfolio operations subject to the general oversight of Janus Capital. Janus Capital owns 100% of Perkins.

Janus Capital pays Perkins a subadvisory fee equal to 50% of the investment advisory fee paid by the Fund to Janus Capital (calculated after any applicable performance fee adjustment, fee waivers, and expense reimbursements). The subadvisory fee paid by Janus Capital to Perkins adjusts up or down based on the Fund’s performance relative to the Fund’s benchmark index over the performance measurement period.

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s total annual fund operating expenses, including the investment advisory fee, but excluding the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus/administrative fees payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.83% of the Fund’s average daily net assets. Janus Capital has agreed to continue the waivers until at least November 1, 2018. If applicable, amounts waived and/or reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund’s Class D Shares pay an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class R Shares, Class S Shares, and Class T Shares for providing or procuring administrative services to investors in Class R Shares, Class S Shares, and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class R Shares, Class S Shares, and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class R Shares, Class S Shares, and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and

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Janus Henderson Mid Cap Value Fund

Notes to Financial Statements

other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital. For all share classes except Class D Shares, Janus Services also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.

Janus Services receives an administrative fee based on the average daily net assets Class L Shares of the Fund based on the average proportion of the Fund’s total net assets sold directly and the average proportion of the Fund’s net assets sold through financial intermediaries on a monthly basis. The asset-weighted fee is calculated by applying a blended annual fee rate of 0.12% on average net assets for the proportion of assets sold directly and 0.25% on average net assets for the proportion of assets sold through financial intermediaries. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations. Janus Services has agreed to waive all or a portion of this fee. Such waiver is voluntary and could change or be terminated at any time at the discretion of Janus Services or Janus Capital without prior notification to shareholders. Removal of this fee waiver may have a significant impact on Class L Shares’ total expense ratio. If applicable, amounts waived to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statement of Operations.

Janus Services is compensated for its services related to the Fund’s Class D Shares. In addition to the administrative fees discussed above, Janus Services receives reimbursement for out-of-pocket costs it incurs for serving as transfer agent and providing, or arranging for, servicing to shareholders. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Henderson Distributors, a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, of up to 0.50% of the Class R Shares’ average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Henderson Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution and shareholder servicing fees” in the Statement of Operations.

Janus Capital serves as administrator to the Fund pursuant to an administration agreement between Janus Capital and the Trust. Under the administration agreement, Janus Capital provides oversight and coordination of the Fund’s service providers, recordkeeping, and other administrative services, and is reimbursed by the Fund for certain of its costs in providing these services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. The Fund pays for some or all of the salaries, fees, and expenses of Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital (or any subadvisor, as applicable) provides to the Fund. These amounts are disclosed as “Affiliated Fund administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Fund’s Chief Compliance Officer and certain compliance staff, all of whom are employees of Janus Capital and/or its affiliates, are shared with the Fund. Total compensation of $476,345 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended June 30, 2018. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

Effective April 1, 2018, BNP Paribas Financial Services (“BPFS”) provides certain administrative services to the Fund, including services related to Fund accounting, calculation of the Fund’s daily NAV, and Fund audit, tax, and reporting obligations, pursuant to a sub-administration agreement with Janus Capital on behalf of the Fund. As compensation for such services, Janus Capital pays BPFS a fee based on a percentage of the Fund’s assets, along with a flat fee, and is reimbursed by the Fund for amounts paid to BPFS (to the extent Janus Capital seeks reimbursement and such costs

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Notes to Financial Statements

are not otherwise waived). These amounts are disclosed as “Non-affiliated fund administration fees” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of June 30, 2018 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended June 30, 2018 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $471,025 were paid by the Trust to the Trustees under the Deferred Plan during the year ended June 30, 2018.

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Henderson Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Henderson Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Fund's ability to withdraw investments from Janus Henderson Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Henderson Cash Liquidity Fund LLC. The units of Janus Henderson Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the year ended June 30, 2018 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Henderson Distributors and financial intermediaries. During the year ended June 30, 2018, Janus Henderson Distributors retained upfront sales charges of $8,592.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Henderson Distributors during the year ended June 30, 2018.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the year ended June 30, 2018, redeeming shareholders of Class C Shares paid CDSCs of $3,943.

The Fund is permitted to purchase or sell securities (“cross-trade”) between itself and other funds or accounts managed by Janus Capital in accordance with Rule 17a-7 under the Investment Company Act of 1940 (“Rule 17a-7”), when the transaction is consistent with the investment objectives and policies of the Fund and in accordance with the Internal Cross Trade Procedures adopted by the Trust’s Board of Trustees. These procedures have been designed to ensure that any cross-trade of securities by the Fund from or to another fund or account that is or could be considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser, common Officer, or common Trustee complies with Rule 17a-7. Under these procedures, each cross-trade is effected at the

30	JUNE 30, 2018

Janus Henderson Mid Cap Value Fund

Notes to Financial Statements

current market price to save costs where allowed. During the year ended June 30, 2018, the Fund engaged in cross trades amounting to $7,082,259 in purchases and $6,258,782 in sales, resulting in a net realized loss of $449,604. The net realized loss is included within the “Net Realized Gain/(Loss) on Investments” section of the Fund’s Statement of Operations.

4. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations; (2) losses or deductions the Fund may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of deferred compensation. The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

			Loss Deferrals		Other Book	Net Tax
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Late-Year Ordinary Loss	Post-October Capital Loss	to Tax Differences	Appreciation/ (Depreciation)
$ 10,861,461	$ 258,687,688	$ -	$ -	$ -	$ (44,692)	$619,523,771

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2018 are noted below. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 3,110,711,780	$657,041,387	$(37,517,616)	$ 619,523,771

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended June 30, 2018
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 14,276,114	$ 406,843,033	$ -	$ -

For the year ended June 30, 2017
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 65,606,667	$ 321,199,608	$ -	$ -

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. The following reclassifications have been made to the Fund:

Janus Investment Fund	31

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Notes to Financial Statements

Increase/(Decrease) to Capital	Increase/(Decrease) to Undistributed Net Investment Income/Loss	Increase/(Decrease) to Undistributed Net Realized Gain/Loss
$ 24,109,177	$ (1,181,711)	$ (22,927,466)

Capital has been adjusted by $24,109,177, including $22,875,381 of long-term capital gain, for distributions in connection with Fund share redemptions (tax equalization).

32	JUNE 30, 2018

Janus Henderson Mid Cap Value Fund

Notes to Financial Statements

5. Capital Share Transactions

	Year ended June 30, 2018		Year ended June 30, 2017
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	1,127,816	$ 19,821,686	1,189,219	$ 20,586,744
Reinvested dividends and distributions	359,800	6,130,989	551,185	9,309,509
Shares repurchased	(2,927,454)	(51,210,725)	(3,893,422)	(67,471,348)
Net Increase/(Decrease)	(1,439,838)	$ (25,258,050)	(2,153,018)	$ (37,575,095)
Class C Shares:
Shares sold	322,490	$ 5,488,200	597,813	$ 10,181,756
Reinvested dividends and distributions	377,614	6,275,937	359,554	5,968,600
Shares repurchased	(1,402,649)	(23,978,486)	(1,852,672)	(31,550,836)
Net Increase/(Decrease)	(702,545)	$ (12,214,349)	(895,305)	$ (15,400,480)
Class D Shares:
Shares sold	1,423,135	$ 24,483,665	1,811,619	$ 31,016,773
Reinvested dividends and distributions	5,325,567	89,203,253	4,637,765	77,172,403
Shares repurchased	(5,947,644)	(102,373,495)	(5,311,514)	(90,933,611)
Net Increase/(Decrease)	801,058	$ 11,313,423	1,137,870	$ 17,255,565
Class I Shares:
Shares sold	9,154,722	$ 157,535,335	10,189,127	$ 174,764,469
Reinvested dividends and distributions	5,785,097	97,016,077	5,123,118	85,351,149
Shares repurchased	(44,664,488)	(767,033,631)	(21,557,536)	(369,841,414)
Net Increase/(Decrease)	(29,724,669)	$(512,482,219)	(6,245,291)	$(109,725,796)
Class L Shares:
Shares sold	624	$ 10,949	5,297	$ 130,585
Reinvested dividends and distributions	48,044	827,793	51,433	877,445
Shares repurchased	(112,567)	(1,993,885)	(154,927)	(2,706,673)
Net Increase/(Decrease)	(63,899)	$ (1,155,143)	(98,197)	$ (1,698,643)
Class N Shares:
Shares sold	37,143,961	$ 632,374,020	3,215,330	$ 55,631,054
Reinvested dividends and distributions	741,551	12,383,901	549,857	9,127,634
Shares repurchased	(6,187,359)	(105,748,945)	(3,593,600)	(59,800,746)
Net Increase/(Decrease)	31,698,153	$ 539,008,976	171,587	$ 4,957,942
Class R Shares:
Shares sold	571,320	$ 9,801,551	1,009,386	$ 17,329,426
Reinvested dividends and distributions	367,212	6,161,813	366,787	6,125,337
Shares repurchased	(1,264,816)	(22,110,039)	(1,733,931)	(29,736,472)
Net Increase/(Decrease)	(326,284)	$ (6,146,675)	(357,758)	$ (6,281,709)
Class S Shares:
Shares sold	4,358,234	$ 76,306,369	5,383,575	$ 92,926,562
Reinvested dividends and distributions	1,284,075	21,803,588	1,089,664	18,360,836
Shares repurchased	(5,349,546)	(92,756,483)	(5,417,286)	(93,903,522)
Net Increase/(Decrease)	292,763	$ 5,353,474	1,055,953	$ 17,383,876
Class T Shares:
Shares sold	5,658,573	$ 98,391,369	6,546,972	$ 112,367,435
Reinvested dividends and distributions	9,935,808	167,318,999	9,642,502	161,222,632
Shares repurchased	(23,099,393)	(398,705,035)	(27,844,883)	(478,300,190)
Net Increase/(Decrease)	(7,505,012)	$(132,994,667)	(11,655,409)	$(204,710,123)

Janus Investment Fund	33

Janus Henderson Mid Cap Value Fund

Notes to Financial Statements

6. Purchases and Sales of Investment Securities

For the year ended June 30, 2018, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$1,522,299,379	$2,026,594,996	$ -	$ -

7. Recent Accounting Pronouncements

The Securities and Exchange Commission ("SEC") adopted new rules as well as amendments to its rules to modernize the reporting and disclosure of information by registered investment companies. In addition, the SEC adopted amendments to Regulation S-X, which require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date of the amendments to Regulation S-X was August 1, 2017. This report incorporates the amendments to Regulation S-X.

The FASB issued Accounting Standards Update No. 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities ("ASU 2017-08") to amend the amortization period for certain purchased callable debt securities held at a premium. The guidance requires certain premiums on callable debt securities to be amortized to the earliest call date. The amortization period for callable debt securities purchased at a discount will not be impacted. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Early adoption is permitted, including adoption in an interim period. Management is currently evaluating the impacts of ASU 2017-08 on the financial statements.

8. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to June 30, 2018 and through the date of issuance of the Fund's financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

34	JUNE 30, 2018

Janus Henderson Mid Cap Value Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Investment Fund and Shareholders of Janus Henderson Mid Cap Value Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Janus Henderson Mid Cap Value Fund (one of the funds constituting Janus Investment Fund, referred to hereafter as the "Fund") as of June 30, 2018, the related statement of operations for the year ended June 30, 2018, the statements of changes in net assets for each of the two years in the period ended June 30, 2018, including the related notes, and the financial highlights for each of the five years in the period ended June 30, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended June 30, 2018 and the financial highlights for each of the five years in the period ended June 30, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Denver, Colorado
August 17, 2018

We have served as the auditor of one or more investment companies in Janus Henderson Funds since 1990.

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Janus Henderson Mid Cap Value Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Fund is required to disclose its complete holdings on Form N-Q within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to Fund shareholders. These reports (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free)  (or 1-800-525-3713 if you hold Class D shares). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag. Holdings are generally posted approximately two business days thereafter under Full Holdings for the Fund at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 14 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

Additionally, in connection with their consideration of whether to continue the investment advisory agreement and subadvisory agreement for each Fund, as applicable, the Trustees also received and reviewed information in connection with the transaction to combine the respective businesses of Henderson Group plc and Janus Capital Group, Inc., the parent company of Janus Capital (the “Transaction”), announced in October 2016, which closed in the second quarter of 2017. In this regard, the Trustees reviewed information regarding the impact of the Transaction on the services to be provided by Janus Capital and each subadviser, as applicable, to the Funds under such agreements prior to the close of the Transaction as well as the services provided after the Transaction closed.

At a meeting held on December 7, 2017, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from February 1, 2018 through February 1, 2019, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the

36	JUNE 30, 2018

Janus Henderson Mid Cap Value Fund

Additional Information (unaudited)

agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees (excluding out of pocket costs), net of any waivers.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has been strong: for the 36 months ended September 30, 2017, approximately 70% of the Funds were in the top two quartiles of performance, as reported by Morningstar, and for the 12 months ended September 30, 2017, approximately 46% of the Funds were in the top two quartiles of performance, as reported by Morningstar.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Alternative Funds

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson International Long/Short Equity Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and the Fund’s limited performance history.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge

Janus Investment Fund	37

Janus Henderson Mid Cap Value Fund

Additional Information (unaudited)

quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Fixed-Income Funds

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Unconstrained Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Real Return Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Strategic Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

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Additional Information (unaudited)

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson International Small Cap Fund, the Trustees noted that, due to limited performance for the Fund, performance history was not a material factor.

• For Janus Henderson International Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that

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Additional Information (unaudited)

the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson All Asset Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

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Additional Information (unaudited)

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and the Fund’s limited performance history.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital and Intech had taken or were taking to improve performance, and the Fund’s limited performance history.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Intech had taken or were taking to improve performance.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Select Value Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

Janus Aspen Series

• For Janus Henderson Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

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Additional Information (unaudited)

• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Forty Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Allocation Portfolio – Moderate, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Research Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Technology Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Unconstrained Bond Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and the Fund’s limited performance history.

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Overseas Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Research Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Fund’s performance warranted continuation of the Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of

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Additional Information (unaudited)

that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration, but excluding out-of-pocket costs) fees for many of the Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 10% below the average total expenses of their respective Broadridge Expense Group peers and 18% below the average total expenses for their Broadridge Expense Universes; (3) management fees for the Funds, on average, were 8% below the average management fees for their Expense Groups and 9% below the average for their Expense Universes; and (4) Fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered the total expenses for each share class of each Fund compared to the average total expenses for its Broadridge Expense Group peers and to average total expenses for its Broadridge Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and expense waivers on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional clients and to the fees Janus Capital charges to funds subadvised by Janus Capital; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) Janus mutual fund investors enjoy reasonable fees relative to the fees charged to Janus institutional and subadvised fund investors; (4) in three of seven product categories, the Funds receive proportionally better pricing than the industry in relation to Janus institutional clients; and (5) in seven of eight strategies, Janus Capital has lower management fees than funds subadvised by Janus Capital’s portfolio managers.

The Trustees considered the fees for each Fund for its fiscal year ended in 2016, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Alternative Funds

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Long/Short Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were

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Additional Information (unaudited)

reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Fixed-Income Funds

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Unconstrained Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Real Return Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to waive 11 basis points of management fees effective February 1, 2018 and also has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Strategic Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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Additional Information (unaudited)

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson International Small Cap Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

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Additional Information (unaudited)

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson All Asset Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s total expenses effective June 5, 2017.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Research Fund, the Trustees noted that, although the Fund’s total expenses were equal to or exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective February 1, 2017.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

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Additional Information (unaudited)

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Select Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group averages for all share classes.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Janus Aspen Series

• For Janus Henderson Balanced Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Global Allocation Portfolio - Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Technology Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Unconstrained Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Janus Investment Fund	47

Janus Henderson Mid Cap Value Fund

Additional Information (unaudited)

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Overseas Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for its sole share class.

The Trustees reviewed information on the overall profitability to Janus Capital and its affiliates of their relationship with the Funds, and considered profitability data of other fund managers. The Trustees also considered the financial information, estimated profitability and corporate structure of Janus Capital’s parent company before and after the Transaction. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. The Trustees also noted that the Trustees’ independent fee consultant reviewed the overall profitability of Janus Capital’s parent company prior to the Transaction, and the independent fee consultant found that, while assessing the reasonableness of Fund expenses in light of such profits was dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons were limited in accuracy by differences in complex size, business mix, institutional account orientation and other factors, after accepting these limitations, the level of profit earned by Janus Capital’s parent company was reasonable. In this regard, the independent consultant concluded that the profitability of Janus Capital’s parent company did not show excess nor did it show any insufficiency that could limit the ability to invest the resources needed to drive strong future investment performance on behalf of the Funds.

Additionally, the Trustees considered the estimated profitability to Janus Capital from the investment management services it provided to each Fund. The Trustees also considered such estimated profitability taking into account the impact of the Transaction on Janus Capital’s expense structure on a pro forma basis. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Fund is necessarily a product of the allocation methodology utilized by Janus Capital to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant concluded that (1) the expense allocation methodology utilized by Janus Capital was reasonable and (2) the estimated profitability to Janus Capital from the investment management services it provided to each Fund was reasonable, including after taking into account the impact of the Transaction on Janus Capital’s expense structure on a pro forma basis. The Trustees also considered that the estimated profitability for an individual Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that Janus Capital’s estimated profitability with respect to each Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Funds was not a material factor in the Board’s approval of the reasonableness of any Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that each Fund’s total expenses were reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

48	JUNE 30, 2018

Janus Henderson Mid Cap Value Fund

Additional Information (unaudited)

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted their independent fee consultant’s analysis of economies of scale in prior years. They also noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 86% of these Funds’ share classes have contractual management fees (gross of waivers) below their Broadridge expense group averages. They also noted that for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing certain of these Funds because they have not reached adequate scale. Moreover, as the assets of some of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

The independent fee consultant concluded that, given the limitations of various analytical approaches to economies of scale it had considered in prior years, and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus complex. The independent consultant concluded that (1) to the extent there were economies of scale at Janus Capital, Janus Capital’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Funds, Janus Capital appeared to be investing to increase the likelihood that these Funds will grow to a level to achieve any scale economies that may exist. Further, the independent fee consultant provided its belief that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Funds from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and/or the subadvisers benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Fund could attract other business to Janus Capital, the subadvisers or other Janus funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Funds.

Janus Investment Fund	49

Janus Henderson Mid Cap Value Fund

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was June 30, 2018. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

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Janus Henderson Mid Cap Value Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. Also included are ratios of expenses and net investment income to average net assets.

Janus Investment Fund	51

Janus Henderson Mid Cap Value Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

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Janus Henderson Mid Cap Value Fund

Designation Requirements (unaudited)

For federal income tax purposes, the Fund designated the following for the year ended June 30, 2018:

Capital Gain Distributions	$429,718,413
Dividends Received Deduction Percentage	100%
Qualified Dividend Income Percentage	100%

Janus Investment Fund	53

Janus Henderson Mid Cap Value Fund

Trustees and Officers (unaudited)

The Fund’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Fund’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Fund’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Fund’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Aspen Series. Collectively, these two registered investment companies consist of 61 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Fund may also be officers and/or directors of Janus Capital. Except as otherwise disclosed, Fund officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer, as authorized by the Trustees.

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Janus Henderson Mid Cap Value Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Managing Partner, Impact Investments, Athena Capital Advisors LLC (independent registered investment advisor) (since 2016) and Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations). Formerly, Chief Executive Officer, Imprint Capital (impact investment firm) (2013-2015) and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	61

Director of Mutual Fund Directors Forum (a non-profit organization serving independent directors of U.S. mutual funds), Chairman of the Board and Trustee of The Investment Fund for Foundations Investment Program (TIP) (consisting of 2 funds), and Director of the F.B. Heron Foundation (a private grantmaking foundation).

Janus Investment Fund	55

Janus Henderson Mid Cap Value Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Trustee	1/13-Present	Executive Vice President, Institutional Markets, of Black Creek Group (private equity real estate investment management firm) (since 2012). Formerly, Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	61

Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of MotiveQuest LLC (strategic social market research company) (2003-2016); Director of Nuveen Global Investors LLC (2007-2011); Director of Communities in Schools (2004-2010); and Director of Mutual Fund Education Alliance (until 2010).

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Janus Henderson Mid Cap Value Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Managing Member and Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Venture Partner for The Edgewater Funds (a middle market private equity firm) (2002-2004); Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000); and Chief Investment Officer of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	61

Advisory Board Member, Innovate Partners Emerging Growth and Equity Fund I (early stage venture capital fund) (since 2014) and Managing Trustee of National Retirement Partners Liquidating Trust (since 2013). Formerly, Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013); Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009); Director of RemedyTemp, Inc. (temporary help services company) (1996-2006); and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

Janus Investment Fund	57

Janus Henderson Mid Cap Value Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	6/16-Present	Founder, Daraja Capital (advisory and investment firm) (since 2016), and Senior Advisor, Albright Stonebridge Group LLC (global strategy firm) (since 2016). Formerly, Senior Vice President (2011-2015), Albright Stonebridge Group LLC; and Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	61	Director of Brightwood Capital Advisors, LLC (since 2014).
Gary A. Poliner 151 Detroit Street Denver, CO 80206 DOB: 1953	Trustee	6/16-Present	Retired. Formerly, President (2010-2013) of Northwestern Mutual Life Insurance Company.	61

Director of MGIC Investment Corporation (private mortgage insurance) (since 2013) and West Bend Mutual Insurance Company (property/casualty insurance) (since 2013). Formerly, Trustee of Northwestern Mutual Life Insurance Company (2010-2013); and Director of Frank Russell Company (global asset management firm) (2008-2013).

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Janus Henderson Mid Cap Value Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
James T. Rothe 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	1/97-Present	Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Co-founder and Managing Director of Roaring Fork Capital SBIC, L.P. (SBA SBIC fund focusing on private investment in public equity firms) (2004-2014), Professor of Business of the University of Colorado (2002-2004), and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	61	Formerly, Director of Red Robin Gourmet Burgers, Inc. (RRGB) (2004- 2014).
William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	6/84-Present	Retired. Formerly, President and founder of HPS Products and Corporate Vice President of MKS Instruments, Boulder, CO (a provider of advanced process control systems for the semiconductor industry) (1976-2012).	61	None

Janus Investment Fund	59

Janus Henderson Mid Cap Value Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Diane L. Wallace 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	6/17-Present	Retired.	61

Formerly, Independent Trustee, Henderson Global Funds (13 portfolios) (2015-2017); Independent Trustee, State Farm Associates' Funds Trust, State Farm Mutual Fund Trust, and State Farm Variable Product Trust (28 portfolios) (2013-2017). Chief Operating Officer, Senior Vice President-Operations, and Chief Financial Officer for Driehaus Capital Management, LLC (1988-2006); and Treasurer of Driehaus Mutual Funds (1996-2002).

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Janus Henderson Mid Cap Value Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	61

Director of Chicago Community Trust (Regional Community Foundation), Chicago Council on Global Affairs, InnerWorkings (U.S. provider of print procurement solutions to corporate clients), Lurie Children’s Hospital (Chicago, IL), Shirley Ryan Ability Lab and Wrapports, LLC (digital communications company). Formerly, Director of Walmart (until 2017); Director of Chicago Convention & Tourism Bureau (until 2014); and The Field Museum of Natural History (Chicago, IL) (until 2014).

Janus Investment Fund	61

Janus Henderson Mid Cap Value Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Bruce L. Koepfgen 151 Detroit Street Denver, CO 80206 DOB: 1952	President and Chief Executive Officer	7/14-Present

Head of North America at Janus Henderson Investors and Janus Capital Management LLC (since 2017); Executive Vice President and Director of Janus International Holding LLC (since 2011); Executive Vice President of Janus Distributors LLC (since 2011); Vice President and Director of Intech Investment Management LLC (since 2011); Executive Vice President and Director of Perkins Investment Management LLC (since 2011); and Executive Vice President and Director of Janus Management Holdings Corporation (since 2011). Formerly, President of Janus Capital Group Inc. and Janus Capital Management LLC (2013-2017); Executive Vice President of Janus Services LLC (2011-2015), Janus Capital Group Inc. and Janus Capital Management LLC (2011-2013); and Chief Financial Officer of Janus Capital Group Inc., Janus Capital Management LLC, Janus Distributors LLC, Janus Management Holdings Corporation, and Janus Services LLC (2011-2013).

Susan K. Wold 151 Detroit Street Denver, CO 80206 DOB: 1960	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	9/17-Present

Senior Vice President and Head of Compliance, North America for Janus Henderson (since September 2017); Formerly, Vice President, Head of Global Corporate
Compliance, and Chief Compliance Officer for Janus Capital Management LLC (May 2017- September 2017); Vice President, Compliance at Janus Capital
Group Inc. and Janus Capital Management LLC (2005-2017).

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Janus Henderson Mid Cap Value Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital and Janus Services LLC.
Kathryn L. Santoro 151 Detroit Street Denver, CO 80206 DOB: 1974	Vice President, Chief Legal Counsel, and Secretary	12/16-Present

Vice President of Janus Capital and Janus Services LLC (since 2016). Formerly, Vice President and Associate Counsel of Curian Capital, LLC and Curian Clearing LLC (2013-2016); and General Counsel and Secretary (2011-2012) and Vice President (2009-2012) of Old Mutual Capital, Inc.

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

Janus Investment Fund	63

Janus Henderson Mid Cap Value Fund

Notes

NotesPage1

64	JUNE 30, 2018

Janus Henderson Mid Cap Value Fund

Notes

NotesPage2

Janus Investment Fund	65

Knowledge. Shared

At Janus Henderson, we believe in the sharing of expert insight for better investment and business decisions. We call this ethos Knowledge. Shared.

Learn more by visiting janushenderson.com.

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson, Janus, Henderson, Perkins, Intech and Henderson Geneva are trademarks or registered trademarks of Janus Henderson Investors. © Janus Henderson Investors. The name Janus Henderson Investors includes HGI Group Limited, Henderson Global Investors (Brand Management) Sarl and Janus International Holding LLC.

Funds distributed by Janus Henderson Distributors

125-02-93032 08-18

ANNUAL REPORT June 30, 2018

Janus Henderson Money Market Fund

Janus Investment Fund

Janus Henderson Money Market Fund

Janus Henderson Money Market Fund (unaudited)

Performance

David Spilsted co-portfolio manager	Garrett Strum co-portfolio manager

Average Annual Total Return		Seven-Day Current Yield
For the periods ended June 30, 2018		Class D Shares(1)
Class D Shares(1)		With Reimbursement	1.50%
1 Year	0.92%	Without Reimbursement	1.50%
5 Year	0.21%	Class T Shares
10 Year	0.19%	With Reimbursement	1.45%
Since Inception (February 14, 1995)	2.26%	Without Reimbursement	1.45%
Class T Shares		Expense Ratios
1 Year	0.89%	Per the October 27, 2017 prospectuses
5 Year	0.18%	Class D Shares(1)
10 Year	0.17%	Total Annual Fund Operating Expenses	0.67%
Since Inception (February 14, 1995)	2.26%	Class T Shares
		Total Annual Fund Operating Expenses	0.68%

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Returns include reinvestment of all dividends and distributions .

The yield more closely reflects the current earnings of the money market fund than the total return.

See Financial Highlights for actual expense ratios during the reporting period.

Class D Shares of the Fund commenced operations on February 16, 2010. Performance shown for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares, the initial share class (renamed Class T Shares effective February 16, 2010), calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

If Class D Shares of the Fund had been available during periods prior to February 16, 2010, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of Class D Shares reflects the fees and expenses of Class D Shares, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

See “Useful Information About Your Fund Report.”

(1) Closed to certain new investors.

Janus Investment Fund	1

Janus Henderson Money Market Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in either share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (1/1/18)	Ending Account Value (6/30/18)	Expenses Paid During Period (1/1/18 - 6/30/18)†	Beginning Account Value (1/1/18)	Ending Account Value (6/30/18)	Expenses Paid During Period (1/1/18 - 6/30/18)†	Net Annualized Expense Ratio (1/1/18 - 6/30/18)
Class D Shares	$1,000.00	$1,005.80	$2.83	$1,000.00	$1,021.97	$2.86	0.57%
Class T Shares	$1,000.00	$1,005.60	$2.93	$1,000.00	$1,021.87	$2.96	0.59%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

2	JUNE 30, 2018

Janus Henderson Money Market Fund

Schedule of Investments

June 30, 2018

Principal Amounts		Value
Certificates of Deposit – 17.6%
Bank of Montreal/Chicago IL, 2.0000%, 7/16/18	$40,000,000	$40,000,000
Mizuho Bank Ltd/NY, 2.0300%, 7/26/18	30,000,000	30,000,000
MUFG Bank Ltd/NY, 2.0300%, 8/2/18	40,000,000	40,000,000
Sumitomo Mitsui Banking Corp/New York, 1.9700%, 7/26/18	40,000,000	40,000,000
Total Certificates of Deposit (cost $150,000,000)		150,000,000
Commercial Paper – 40.9%
Atlantic Asset Securitization LLC, 2.0392%, 7/18/18 (Section 4(2))	25,000,000	24,977,887
Atlantic Asset Securitization LLC, 2.0294%, 7/19/18 (Section 4(2))	17,000,000	16,984,100
Australia & New Zealand Banking Group Ltd, 2.2618%, 9/12/18 (Section 4(2))	8,000,000	7,964,782
Gotham Funding Corp., 2.1024%, 7/24/18 (Section 4(2))	5,300,000	5,293,358
JP Morgan Securities LLC, 2.3674%, 7/6/18	17,000,000	16,995,641
JP Morgan Securities LLC, 2.4209%, 8/15/18	25,000,000	24,928,016
Manhattan Asset Funding Co LLC, 2.0303%, 7/9/18 (Section 4(2))	21,000,000	20,991,907
Manhattan Asset Funding Co LLC, 2.0926%, 7/20/18 (Section 4(2))	6,000,000	5,993,875
Manhattan Asset Funding Co LLC, 2.1341%, 8/2/18 (Section 4(2))	15,000,000	14,973,122
Nieuw Amsterdam Receivables Corp, 2.1052%, 7/23/18 (Section 4(2))	20,000,000	19,976,041
Nieuw Amsterdam Receivables Corp, 2.1877%, 8/9/18 (Section 4(2))	10,000,000	9,977,495
Nieuw Amsterdam Receivables Corp, 2.3243%, 9/11/18 (Section 4(2))	10,000,000	9,955,404
Skandinaviska Enskilda Banken AB, 2.0520%, 8/20/18 (Section 4(2))	25,000,000	24,931,922
Svenska Handelsbanken NY, 2.2254%, 8/28/18 (Section 4(2))	30,000,000	29,897,060
Swedbank AB, 2.2621%, 8/15/18	25,000,000	24,932,681
Swedbank AB, 2.2619%, 9/12/18	15,000,000	14,933,964
Toronto-Dominion Bank/The, 2.2931%, 7/20/18 (Section 4(2))	20,300,000	20,277,316
Toronto-Dominion Bank/The, 2.3469%, 9/19/18 (Section 4(2))	20,000,000	19,899,835
Victory Receivables Corp, 2.0602%, 7/11/18 (Section 4(2))	35,000,000	34,982,406
Total Commercial Paper (cost $348,866,812)		348,866,812
U.S. Government Agency Notes – 1.2%
Federal Home Loan Bank Discount Notes:
1.9433%, 8/31/18 (cost $9,967,973)	10,000,000	9,967,973
Variable Rate Demand Agency Notes‡ – 22.6%
Breckenridge Terrace LLC, 2.1000%, 5/2/39	14,980,000	14,980,000
Breckenridge Terrace LLC, 2.1000%, 5/2/39	4,000,000	4,000,000
County of Eagle CO, 2.1000%, 6/1/27	9,100,000	9,100,000
County of Eagle CO, 2.1000%, 5/2/39	8,000,000	8,000,000
Griffin-Spalding County Development Authority, 2.0700%, 8/1/28	3,750,000	3,750,000
Harry M Rubin 2014 Insurance Trust, 2.0700%, 10/1/34	6,460,000	6,460,000
Hawkes 0-Side I LLC, 2.0800%, 4/1/55	8,800,000	8,800,000
Industrial Development Board of the City of Auburn/The, 2.0700%, 7/1/26	3,790,000	3,790,000
Kaneville Road Joint Venture Inc, 2.0700%, 11/1/32	4,550,000	4,550,000
Lavonia O Frick Family Trust, 2.0700%, 8/1/28	3,950,000	3,950,000
Lush Properties LLC, 2.0700%, 11/1/33	5,395,000	5,395,000
Lynette J Keane Insurance Trust 2010, 2.0700%, 10/3/33	8,870,000	8,870,000
Lynette Kerrane-Darragh Children's Trust, 2.0700%, 9/1/30	4,935,000	4,935,000
Mesivta Yeshiva Rabbi Chaim Berlin, 2.1030%, 11/1/35	3,910,000	3,910,000
Michael Dennis Sullivan Irrevocable Trust, 2.0700%, 2/1/35	11,375,000	11,375,000
Mississippi Business Finance Corp, 2.0000%, 7/1/20	2,500,000	2,500,000
Mississippi Business Finance Corp, 2.0000%, 12/1/35	5,545,000	5,545,000
Phenix City Downtown Redevelopment Authority, 2.0700%, 2/1/33	4,180,000	4,180,000
Phoenix Realty Special Account-U LP, 2.0800%, 4/1/20	1,675,000	1,675,000
RDR Investment Co LLC, 2.1400%, 11/1/19	330,000	330,000
SSAB AB, 2.0700%, 4/1/34	30,000,000	30,000,000
SSAB AB, 2.0700%, 5/1/34	20,000,000	20,000,000
Steel Dust Recycling LLC, 2.1000%, 5/1/46	13,875,000	13,875,000
Tenderfoot Seasonal Housing LLC, 2.1000%, 7/2/35	5,700,000	5,700,000
University of Illinois, 1.9500%, 4/1/44	6,815,000	6,815,000
Total Variable Rate Demand Agency Notes (cost $192,485,000)		192,485,000

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	3

Janus Henderson Money Market Fund

Schedule of Investments

June 30, 2018

Principal Amounts		Value
Repurchase Agreements(a) – 17.8%
Goldman Sachs & Co., 2.0100%, dated 6/29/18, maturing 7/2/18 to be repurchased at $100,016,750 collateralized by $98,452,963 in U.S. Government Agencies 2.0000% - 1007.5000%, 8/15/18 - 11/1/48 with a value of $102,000,000	$100,000,000	$100,000,000
Undivided interest of 17.4% in a joint repurchase agreement (principal amount $300,000,000 with a maturity value of $300,052,000) with HSBC Securities (USA), Inc., 2.0800%, dated 6/29/18, maturing 7/2/18 to be repurchased at $52,209,048 collateralized by $312,965,000 in a U.S. Treasury 0%, 6/20/19 with a value of $306,001,530	52,200,000	52,200,000
Total Repurchase Agreements (cost $152,200,000)		152,200,000
Total Investments (total cost $853,519,785) – 100.1%		853,519,785
Liabilities, net of Cash, Receivables and Other Assets – (0.1)%		(656,677)
Net Assets – 100%		$852,863,108

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

4	JUNE 30, 2018

Janus Henderson Money Market Fund

Notes to Schedule of Investments and Other Information

LLC	Limited Liability Company
LP	Limited Partnership

Money market funds may hold securities with stated maturities of greater than 397 days when those securities have features that allow a fund to “put” back the security to the issuer or to a third party within 397 days of acquisition. The maturity dates shown in the security descriptions are the stated maturity dates.

4(2)

Securities sold under Section 4(2) of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 4(2) securities as of the year ended June 30, 2018 is $267,076,510, which represents 31.3% of net assets.

‡	The interest rate on variable rate demand agency notes is based on an index or market interest rates and is subject to change. Rate in the security description is as of June 30, 2018.

(a)	The Fund may have elements of risk due to concentrated investments. Such concentrations may subject the Fund to additional risks.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of June 30, 2018. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quotes Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Certificates of Deposit	$-	$150,000,000	$-
Commercial Paper	-	348,866,812	-
U.S. Government Agency Notes	-	9,967,973	-
Variable Rate Demand Agency Notes	-	192,485,000	-
Repurchase Agreements	-	152,200,000	-
Total Assets	$-	$853,519,785	$-

Janus Investment Fund	5

Janus Henderson Money Market Fund

Statement of Assets and Liabilities

June 30, 2018

Assets:
Investments, at value(1)	$701,319,785
Repurchase agreements, at value(2)	152,200,000
Cash	192,341
Non-interested Trustees' deferred compensation	17,855
Receivables:
Fund shares sold	736,349
Interest	691,305
Total Assets	855,157,635
Liabilities:
Payables:	—
Fund shares repurchased	1,807,208
Administration services fees	334,229
Advisory fees	72,614
Professional fees	31,169
Dividends	22,987
Non-interested Trustees' deferred compensation fees	17,855
Non-interested Trustees' fees and expenses	8,114
Accrued expenses and other payables	351
Total Liabilities	2,294,527
Net Assets	$852,863,108
Net Assets Consist of:
Capital (par value and paid-in surplus)	$852,875,460
Undistributed net investment income/(loss)	(16,974)
Unrealized net appreciation/(depreciation) of investments and non-interested Trustees’ deferred compensation	4,622
Total Net Assets	$852,863,108
Net Assets - Class D Shares	$840,396,152
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	840,419,826
Net Asset Value Per Share	$1.00
Net Assets - Class T Shares	$12,466,956
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	12,475,209
Net Asset Value Per Share	$1.00

(1) Includes cost of $701,319,785. (2) Includes cost of repurchase agreements of $152,200,000.

See Notes to Financial Statements.

6	JUNE 30, 2018

Janus Henderson Money Market Fund

Statement of Operations

For the year ended June 30, 2018

Investment Income:
Interest	$12,809,345
Total Investment Income	12,809,345
Expenses:
Advisory fees	1,727,131
Administration services fees:
Class D Shares	3,909,859
Class T Shares	65,260
Professional fees	50,804
Non-interested Trustees’ fees and expenses	28,831
Total Expenses	5,781,885
Less: Excess Expense Reimbursement and Waivers	(863,565)
Net Expenses	4,918,320
Net Investment Income/(Loss)	7,891,025
Net Increase/(Decrease) in Net Assets Resulting from Operations	$7,891,025

See Notes to Financial Statements.

Janus Investment Fund	7

Janus Henderson Money Market Fund

Statements of Changes in Net Assets

	Year ended June 30, 2018	Year ended June 30, 2017

Operations:
Net investment income/(loss)	$7,891,025	$1,388,274
Net Increase/(Decrease) in Net Assets Resulting from Operations	7,891,025	1,388,274
Dividends and Distributions to Shareholders:
Dividends from Net Investment Income
Class D Shares	(7,771,946)	(1,382,976)
Class T Shares	(119,079)	(5,294)
Net Decrease from Dividends and Distributions to Shareholders	(7,891,025)	(1,388,270)
Capital Share Transactions:
Class D Shares	(25,321,437)	(65,514,181)
Class T Shares	(1,295,724)	(171,488,905)
Net Increase/(Decrease) from Capital Share Transactions	(26,617,161)	(237,003,086)
Net Increase/(Decrease) in Net Assets	(26,617,161)	(237,003,082)
Net Assets:
Beginning of period	879,480,269	1,116,483,351
End of period	$852,863,108	$879,480,269

Undistributed Net Investment Income/(Loss)	$(16,974)	$(16,974)

See Notes to Financial Statements.

8	JUNE 30, 2018

Janus Henderson Money Market Fund

Financial Highlights

Class D Shares
For a share outstanding during each year ended June 30	2018	2017	2016		2015	2014
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00		$1.00	$1.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.01	—(2)	—(2)		—(2)	—(2)
Net realized and unrealized gain/(loss)	—(2)	—(2)	—		—(2)	—(2)
Total from Investment Operations	0.01	—	—		—	—
Less Dividends and Distributions:
Dividends (from net investment income)	(0.01)	—(2)	—		—(2)	—(2)
Distributions (from capital gains)	—	—	—		—	—
Total Dividends and Distributions	(0.01)	—	—		—	—
Net Asset Value, End of Period	$1.00	$1.00	$1.00		$1.00	$1.00
Total Return*	0.92%	0.16%	0.00%		0.00%	0.00%
Net Assets, End of Period (in thousands)	$840,396	$865,718	$931,232		$923,390	$993,554
Average Net Assets for the Period (in thousands)	$852,513	$907,340	$944,865		$956,166	$1,046,368
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.67%	0.67%	0.67%		0.67%	0.66%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.57%	0.57%	0.32%		0.13%	0.10%
Ratio of Net Investment Income/(Loss)	0.91%	0.15%	0.00%(3)		0.00%(3)	0.00%(3)
				1

Class T Shares
For a share outstanding during each year ended June 30	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.01	—(2)	—(2)	—(2)	—(2)
Net realized and unrealized gain/(loss)	—(2)	—(2)	—(2)	—(2)	—(2)
Total from Investment Operations	0.01	—	—	—	—
Less Dividends and Distributions:
Dividends (from net investment income)	(0.01)	—(2)	—	—(2)	—(2)
Distributions (from capital gains)	—	—	—	—	—
Total Dividends and Distributions	(0.01)	—	—	—	—
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return*	0.89%	0.02%	0.00%	0.00%	0.00%
Net Assets, End of Period (in thousands)	$12,467	$13,763	$185,252	$227,769	$226,888
Average Net Assets for the Period (in thousands)	$13,647	$56,389	$212,004	$216,721	$210,433
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.69%	0.68%	0.68%	0.69%	0.68%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.59%	0.56%	0.32%	0.13%	0.10%
Ratio of Net Investment Income/(Loss)	0.87%	0.01%	0.00%(3)	0.00%(3)	0.00%(3)

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

(3) Less than 0.005%.

See Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson Money Market Fund

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Janus Henderson Money Market Fund (the “Fund”) is a series fund. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 49 Funds which include multiple series of shares, with differing investment objectives and policies. The Fund seeks capital preservation and liquidity with current income as a secondary objective.

The Fund offers two classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer both classes of shares. Class D Shares are closed to certain new investors.

The Fund is classified as a “retail money market fund,” as such term is defined in or interpreted under the rules governing money market funds. A retail money market fund is a money market fund that has policies and procedures reasonably designed to limit all beneficial owners of the Fund to natural persons, which means that the Fund’s Shares can only be held through individual investors. In order to make an initial investment in the Fund, the Fund requires that a shareholder provide certain information (e.g., Social Security number or government-issued identification) that confirms your eligibility to invest in the Fund. Accounts that are not beneficially owned by natural persons, such as business and limited liability company accounts, charitable or financial organizations, and corporate and S-Corp accounts, are not eligible to invest in the Fund, and will be involuntarily redeemed from the Fund after having been provided sufficient notice.

As a retail money market fund, the Fund may be subject to liquidity fees and/or redemption gates on fund redemptions if the Fund’s liquidity falls below required minimums because of market conditions or other factors. Liquidity fees and redemption gates are most likely to be imposed during times of extraordinary market stress. Pursuant to Rule 2a-7 under the 1940 Act, the Trustees are permitted to impose a liquidity fee on redemptions from the Fund (up to 2%) or a redemption gate to temporarily restrict redemptions from the Fund for up to 10 business days (in any 90-day period) in the event that the Fund’s weekly liquid assets fall below certain designated thresholds.

If the Fund’s weekly liquid assets fall below 30% of the Fund’s total assets, the Trustees are permitted, but not required, to (i) impose a liquidity fee of no more than 2% of the amount redeemed and/or (ii) impose a redemption gate to temporarily suspend the right of redemption. If the Fund’s weekly liquid assets fall below 10% of the Fund’s total assets, the Fund will impose, generally as of the beginning of the next business day, a liquidity fee of 1% of the amount redeemed unless the Trustees determine that such a fee would not be in the best interests of the Fund or determines that a lower or higher fee (subject to the 2% limit) would be in the best interests of the Fund. A liquidity fee or redemption gate may be imposed as early as the same day that the Fund's weekly liquid assets fall below the 30% or 10% thresholds.

Shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus Henderson funds. Class D Shares are available only to investors who hold accounts directly with the Janus Henderson funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital Management LLC (“Janus Capital”) or its affiliates to offer Class T Shares on their supermarket platforms.

10	JUNE 30, 2018

Janus Henderson Money Market Fund

Notes to Financial Statements

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Liquidity

The Fund has adopted liquidity requirements (measured at the time of purchase) as noted:

The Fund will limit its investments in illiquid securities to 5% or less of its total assets.

Daily liquidity. The Fund will invest at least 10% of its total assets in “daily liquid assets,” which generally include cash (including demand deposits), direct obligations of the U.S. Government, securities (including repurchase agreements) that will mature or are subject to a demand feature that is exercisable and payable within one business day, and/or amounts receivable and due unconditionally within one business day on pending sales of portfolio securities.

Weekly liquidity. The Fund will invest at least 30% of its assets in “weekly liquid assets,” which generally include cash (including demand deposits), direct obligations of the U.S. Government, agency discount notes with remaining maturities of 60 days or less, and securities (including repurchase agreements) that will mature or are subject to a demand feature that is exercisable and payable within five business days.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Investments held by the Fund are valued utilizing the amortized cost method of valuation permitted in accordance with Rule 2a-7 under the 1940 Act and certain conditions therein. Under the amortized cost method, which does not take into account unrealized capital gains or losses, an instrument is initially valued at its cost and thereafter assumes a constant accretion/amortization to maturity of any discount or premium.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE.

Periodic review and monitoring of the valuation of short-term securities is performed in an effort to ensure that amortized cost approximates market value. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

Janus Investment Fund	11

Janus Henderson Money Market Fund

Notes to Financial Statements

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2018 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the year. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Dividends and Distributions

Dividends, if any, are declared daily and distributed monthly for the Fund. Realized capital gains, if any, are declared and distributed in December. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or the Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

On December 22, 2017, the Tax Cuts and Jobs Act was signed into law. Currently, Management does not believe the bill will have a material impact on the Fund’s intention to continue to qualify as a regulated investment company, which is generally not subject to U.S. federal income tax.

12	JUNE 30, 2018

Janus Henderson Money Market Fund

Notes to Financial Statements

2. Other Investments and Strategies

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) of 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). There is considerable uncertainty about how Brexit will be conducted, how negotiations of necessary treaties and trade agreements will proceed, or how financial markets will react. In addition, one or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery

Janus Investment Fund	13

Janus Henderson Money Market Fund

Notes to Financial Statements

may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Fund may be exposed to counterparty risk through its investments in certain securities, including, but not limited to, repurchase agreements and debt securities. The Fund intends to enter into financial transactions with counterparties that Janus Capital Management LLC (“Janus Capital”) believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

All repurchase agreements are transacted under legally enforceable master repurchase agreements that give the Fund, in the event of default by the counterparty, the right to liquidate securities held and to offset receivables and payables with the counterparty. For financial reporting purposes, the Fund does not offset financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities. Repurchase agreements held by the Fund are fully collateralized, and such collateral is in the possession of the Fund’s custodian or, for tri-party agreements, the custodian designated by the agreement. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest.

The following table presents gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the Fund's Schedule of Investments.

Offsetting of Financial Assets and Derivative Assets

	Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

Goldman Sachs & Co.	$100,000,000	$—	$(100,000,000)	$—
HSBC Securities (USA), Inc.	52,200,000	—	(52,200,000)	—

Total	$152,200,000	$—	$(152,200,000)	$—
(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

Repurchase Agreements

The Fund and other funds advised by Janus Capital or its affiliates may transfer daily uninvested cash balances into one or more joint trading accounts. Assets in the joint trading accounts are invested in money market instruments and the proceeds are allocated to the participating funds on a pro rata basis.

Repurchase agreements held by the Fund are fully collateralized, and such collateral is in the possession of the Fund’s custodian or, for tri-party agreements, the custodian designated by the agreement. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

3. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The Fund’s contractual investment advisory fee rate (expressed as an annual rate) is 0.20% of its average daily net assets.

14	JUNE 30, 2018

Janus Henderson Money Market Fund

Notes to Financial Statements

Janus Capital has voluntarily agreed to waive one-half of the Fund’s investment advisory fee. Janus Capital may also voluntarily waive and/or reimburse additional fees to the extent necessary to assist the Fund in attempting to maintain a yield of at least 0.00%. These waivers and reimbursements are voluntary and could change or be terminated at any time at the discretion of Janus Capital. There is no guarantee that the Fund will maintain a positive yield. If applicable, amounts waived and/or reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statement of Operations.

Class D Shares and Class T Shares of the Fund compensate Janus Capital at an annual rate of 0.46% and 0.48%, respectively, of average daily net assets for providing certain administration services including, but not limited to, oversight and coordination of the Fund’s service providers, recordkeeping and registration functions and also to pay for costs such as shareholder servicing and custody. These amounts are disclosed as “Administration services fees” on the Statement of Operations. A portion of the Fund’s administration fee is paid to BNP Paribas Financial Services ("BPFS"). BPFS provides certain administrative services to the Fund, including services related to Fund accounting, calculation of the Fund’s daily NAV, and Fund audit, tax, and reporting obligations, pursuant to a sub-administration agreement with Janus Capital on behalf of the Fund. Janus Capital does not receive any additional compensation, beyond the administration services fee for serving as administrator.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of June 30, 2018 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended June 30, 2018 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $471,025 were paid by the Trust to the Trustees under the Deferred Plan during the year ended June 30, 2018.

4. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations; (2) losses or deductions the Fund may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of deferred compensation.

			Loss Deferrals		Other Book	Net Tax
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Late-Year Ordinary Loss	Post-October Capital Loss	to Tax Differences	Appreciation/ (Depreciation)
$ 881	$ -	$ -	$ -	$ -	$ (13,233)	$ -

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended June 30, 2018
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 7,891,025	$ -	$ -	$ -

Janus Investment Fund	15

Janus Henderson Money Market Fund

Notes to Financial Statements

For the year ended June 30, 2017
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 1,388,270	$ -	$ -	$ -

5. Capital Share Transactions

	Year ended June 30, 2018		Year ended June 30, 2017
	Shares	Amount	Shares	Amount

Class D Shares:
Shares sold	436,661,786	$436,661,786	441,769,832	$ 441,769,832
Reinvested dividends and distributions	7,649,105	7,649,105	1,362,178	1,362,178
Shares repurchased	(469,632,328)	(469,632,328)	(508,646,191)	(508,646,191)
Net Increase/(Decrease)	(25,321,437)	$ (25,321,437)	(65,514,181)	$ (65,514,181)
Class T Shares:
Shares sold	20,294,673	$ 20,294,673	33,358,573	$ 33,358,573
Reinvested dividends and distributions	116,581	116,581	3,697	3,697
Shares repurchased	(21,706,978)	(21,706,978)	(204,851,175)	(204,851,175)
Net Increase/(Decrease)	(1,295,724)	$ (1,295,724)	(171,488,905)	$(171,488,905)

6. Recent Accounting Pronouncements

The Securities and Exchange Commission ("SEC") adopted new rules as well as amendments to its rules to modernize the reporting and disclosure of information by registered investment companies. In addition, the SEC adopted amendments to Regulation S-X, which require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date of the amendments to Regulation S-X was August 1, 2017. This report incorporates the amendments to Regulation S-X.

The FASB issued Accounting Standards Update No. 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities ("ASU 2017-08") to amend the amortization period for certain purchased callable debt securities held at a premium. The guidance requires certain premiums on callable debt securities to be amortized to the earliest call date. The amortization period for callable debt securities purchased at a discount will not be impacted. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Early adoption is permitted, including adoption in an interim period. Management is currently evaluating the impacts of ASU 2017-08 on the financial statements.

7. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to June 30, 2018 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

16	JUNE 30, 2018

Janus Henderson Money Market Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Investment Fund and Shareholders of Janus Henderson Money Market Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Janus Henderson Money Market Fund (one of the funds constituting Janus Investment Fund, referred to hereafter as the "Fund") as of June 30, 2018, the related statement of operations for the year ended June 30, 2018, the statements of changes in net assets for each of the two years in the period ended June 30, 2018, including the related notes, and the financial highlights for each of the five years in the period ended June 30, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended June 30, 2018 and the financial highlights for each of the five years in the period ended June 30, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Denver, Colorado
August 17, 2018

We have served as the auditor of one or more investment companies in Janus Henderson Funds since 1990.

Janus Investment Fund	17

Janus Henderson Money Market Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Fund’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus Henderson at 1-877-335-2687 (toll free) (or 1-800-525- 3713 if you hold Class D shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 14 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

Additionally, in connection with their consideration of whether to continue the investment advisory agreement and subadvisory agreement for each Fund, as applicable, the Trustees also received and reviewed information in connection with the transaction to combine the respective businesses of Henderson Group plc and Janus Capital Group, Inc., the parent company of Janus Capital (the “Transaction”), announced in October 2016, which closed in the second quarter of 2017. In this regard, the Trustees reviewed information regarding the impact of the Transaction on the services to be provided by Janus Capital and each subadviser, as applicable, to the Funds under such agreements prior to the close of the Transaction as well as the services provided after the Transaction closed.

At a meeting held on December 7, 2017, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from February 1, 2018 through February 1, 2019, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees (excluding out of pocket costs), net of any waivers.

18	JUNE 30, 2018

Janus Henderson Money Market Fund

Additional Information (unaudited)

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has been strong: for the 36 months ended September 30, 2017, approximately 70% of the Funds were in the top two quartiles of performance, as reported by Morningstar, and for the 12 months ended September 30, 2017, approximately 46% of the Funds were in the top two quartiles of performance, as reported by Morningstar.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Alternative Funds

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson International Long/Short Equity Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and the Fund’s limited performance history.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

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Janus Henderson Money Market Fund

Additional Information (unaudited)

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Fixed-Income Funds

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Unconstrained Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Real Return Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Strategic Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the

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Janus Henderson Money Market Fund

Additional Information (unaudited)

12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson International Small Cap Fund, the Trustees noted that, due to limited performance for the Fund, performance history was not a material factor.

• For Janus Henderson International Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Janus Investment Fund	21

Janus Henderson Money Market Fund

Additional Information (unaudited)

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson All Asset Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for

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Janus Henderson Money Market Fund

Additional Information (unaudited)

the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and the Fund’s limited performance history.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital and Intech had taken or were taking to improve performance, and the Fund’s limited performance history.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Intech had taken or were taking to improve performance.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Select Value Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

Janus Aspen Series

• For Janus Henderson Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

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Janus Henderson Money Market Fund

Additional Information (unaudited)

• For Janus Henderson Forty Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Allocation Portfolio – Moderate, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Research Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Technology Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Unconstrained Bond Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and the Fund’s limited performance history.

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Overseas Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Research Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Fund’s performance warranted continuation of the Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration, but excluding out-of-pocket costs) fees for many of the Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

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Janus Henderson Money Market Fund

Additional Information (unaudited)

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 10% below the average total expenses of their respective Broadridge Expense Group peers and 18% below the average total expenses for their Broadridge Expense Universes; (3) management fees for the Funds, on average, were 8% below the average management fees for their Expense Groups and 9% below the average for their Expense Universes; and (4) Fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered the total expenses for each share class of each Fund compared to the average total expenses for its Broadridge Expense Group peers and to average total expenses for its Broadridge Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and expense waivers on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional clients and to the fees Janus Capital charges to funds subadvised by Janus Capital; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) Janus mutual fund investors enjoy reasonable fees relative to the fees charged to Janus institutional and subadvised fund investors; (4) in three of seven product categories, the Funds receive proportionally better pricing than the industry in relation to Janus institutional clients; and (5) in seven of eight strategies, Janus Capital has lower management fees than funds subadvised by Janus Capital’s portfolio managers.

The Trustees considered the fees for each Fund for its fiscal year ended in 2016, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Alternative Funds

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Long/Short Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were

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Janus Henderson Money Market Fund

Additional Information (unaudited)

reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Fixed-Income Funds

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Unconstrained Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Real Return Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to waive 11 basis points of management fees effective February 1, 2018 and also has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Strategic Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The

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Janus Henderson Money Market Fund

Additional Information (unaudited)

Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson International Small Cap Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson All Asset Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees

Janus Investment Fund	27

Janus Henderson Money Market Fund

Additional Information (unaudited)

also noted that Janus Capital has contractually agreed to limit the Fund’s total expenses effective June 5, 2017.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Research Fund, the Trustees noted that, although the Fund’s total expenses were equal to or exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective February 1, 2017.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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Janus Henderson Money Market Fund

Additional Information (unaudited)

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Select Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group averages for all share classes.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Janus Aspen Series

• For Janus Henderson Balanced Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Global Allocation Portfolio - Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Technology Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Unconstrained Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Overseas Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

Janus Investment Fund	29

Janus Henderson Money Market Fund

Additional Information (unaudited)

• For Janus Henderson Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for its sole share class.

The Trustees reviewed information on the overall profitability to Janus Capital and its affiliates of their relationship with the Funds, and considered profitability data of other fund managers. The Trustees also considered the financial information, estimated profitability and corporate structure of Janus Capital’s parent company before and after the Transaction. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. The Trustees also noted that the Trustees’ independent fee consultant reviewed the overall profitability of Janus Capital’s parent company prior to the Transaction, and the independent fee consultant found that, while assessing the reasonableness of Fund expenses in light of such profits was dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons were limited in accuracy by differences in complex size, business mix, institutional account orientation and other factors, after accepting these limitations, the level of profit earned by Janus Capital’s parent company was reasonable. In this regard, the independent consultant concluded that the profitability of Janus Capital’s parent company did not show excess nor did it show any insufficiency that could limit the ability to invest the resources needed to drive strong future investment performance on behalf of the Funds.

Additionally, the Trustees considered the estimated profitability to Janus Capital from the investment management services it provided to each Fund. The Trustees also considered such estimated profitability taking into account the impact of the Transaction on Janus Capital’s expense structure on a pro forma basis. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Fund is necessarily a product of the allocation methodology utilized by Janus Capital to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant concluded that (1) the expense allocation methodology utilized by Janus Capital was reasonable and (2) the estimated profitability to Janus Capital from the investment management services it provided to each Fund was reasonable, including after taking into account the impact of the Transaction on Janus Capital’s expense structure on a pro forma basis. The Trustees also considered that the estimated profitability for an individual Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that Janus Capital’s estimated profitability with respect to each Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Funds was not a material factor in the Board’s approval of the reasonableness of any Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that each Fund’s total expenses were reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted their independent fee consultant’s analysis of economies of scale in prior years. They also noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 86% of these Funds’ share classes have contractual management fees (gross of waivers) below their Broadridge expense group averages. They also noted that for those Funds whose expenses are being reduced by the contractual expense limitations of Janus

30	JUNE 30, 2018

Janus Henderson Money Market Fund

Additional Information (unaudited)

Capital, Janus Capital is subsidizing certain of these Funds because they have not reached adequate scale. Moreover, as the assets of some of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

The independent fee consultant concluded that, given the limitations of various analytical approaches to economies of scale it had considered in prior years, and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus complex. The independent consultant concluded that (1) to the extent there were economies of scale at Janus Capital, Janus Capital’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Funds, Janus Capital appeared to be investing to increase the likelihood that these Funds will grow to a level to achieve any scale economies that may exist. Further, the independent fee consultant provided its belief that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Funds from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and/or the subadvisers benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Fund could attract other business to Janus Capital, the subadvisers or other Janus funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Funds.

Janus Investment Fund	31

Janus Henderson Money Market Fund

Useful Information About Your Fund Report (unaudited)

Performance Overviews

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

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Janus Henderson Money Market Fund

Useful Information About Your Fund Report (unaudited)

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

Janus Investment Fund	33

Janus Henderson Money Market Fund

Trustees and Officers (unaudited)

The Fund’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Fund’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Fund’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Fund’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Aspen Series. Collectively, these two registered investment companies consist of 61 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Fund may also be officers and/or directors of Janus Capital. Except as otherwise disclosed, Fund officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer, as authorized by the Trustees.

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Janus Henderson Money Market Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Managing Partner, Impact Investments, Athena Capital Advisors LLC (independent registered investment advisor) (since 2016) and Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations). Formerly, Chief Executive Officer, Imprint Capital (impact investment firm) (2013-2015) and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	61

Director of Mutual Fund Directors Forum (a non-profit organization serving independent directors of U.S. mutual funds), Chairman of the Board and Trustee of The Investment Fund for Foundations Investment Program (TIP) (consisting of 2 funds), and Director of the F.B. Heron Foundation (a private grantmaking foundation).

Janus Investment Fund	35

Janus Henderson Money Market Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Trustee	1/13-Present	Executive Vice President, Institutional Markets, of Black Creek Group (private equity real estate investment management firm) (since 2012). Formerly, Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	61

Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of MotiveQuest LLC (strategic social market research company) (2003-2016); Director of Nuveen Global Investors LLC (2007-2011); Director of Communities in Schools (2004-2010); and Director of Mutual Fund Education Alliance (until 2010).

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Janus Henderson Money Market Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Managing Member and Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Venture Partner for The Edgewater Funds (a middle market private equity firm) (2002-2004); Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000); and Chief Investment Officer of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	61

Advisory Board Member, Innovate Partners Emerging Growth and Equity Fund I (early stage venture capital fund) (since 2014) and Managing Trustee of National Retirement Partners Liquidating Trust (since 2013). Formerly, Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013); Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009); Director of RemedyTemp, Inc. (temporary help services company) (1996-2006); and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

Janus Investment Fund	37

Janus Henderson Money Market Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	6/16-Present	Founder, Daraja Capital (advisory and investment firm) (since 2016), and Senior Advisor, Albright Stonebridge Group LLC (global strategy firm) (since 2016). Formerly, Senior Vice President (2011-2015), Albright Stonebridge Group LLC; and Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	61	Director of Brightwood Capital Advisors, LLC (since 2014).
Gary A. Poliner 151 Detroit Street Denver, CO 80206 DOB: 1953	Trustee	6/16-Present	Retired. Formerly, President (2010-2013) of Northwestern Mutual Life Insurance Company.	61

Director of MGIC Investment Corporation (private mortgage insurance) (since 2013) and West Bend Mutual Insurance Company (property/casualty insurance) (since 2013). Formerly, Trustee of Northwestern Mutual Life Insurance Company (2010-2013); and Director of Frank Russell Company (global asset management firm) (2008-2013).

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Janus Henderson Money Market Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
James T. Rothe 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	1/97-Present	Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Co-founder and Managing Director of Roaring Fork Capital SBIC, L.P. (SBA SBIC fund focusing on private investment in public equity firms) (2004-2014), Professor of Business of the University of Colorado (2002-2004), and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	61	Formerly, Director of Red Robin Gourmet Burgers, Inc. (RRGB) (2004- 2014).
William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	6/84-Present	Retired. Formerly, President and founder of HPS Products and Corporate Vice President of MKS Instruments, Boulder, CO (a provider of advanced process control systems for the semiconductor industry) (1976-2012).	61	None

Janus Investment Fund	39

Janus Henderson Money Market Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Diane L. Wallace 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	6/17-Present	Retired.	61

Formerly, Independent Trustee, Henderson Global Funds (13 portfolios) (2015-2017); Independent Trustee, State Farm Associates' Funds Trust, State Farm Mutual Fund Trust, and State Farm Variable Product Trust (28 portfolios) (2013-2017). Chief Operating Officer, Senior Vice President-Operations, and Chief Financial Officer for Driehaus Capital Management, LLC (1988-2006); and Treasurer of Driehaus Mutual Funds (1996-2002).

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Janus Henderson Money Market Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	61

Director of Chicago Community Trust (Regional Community Foundation), Chicago Council on Global Affairs, InnerWorkings (U.S. provider of print procurement solutions to corporate clients), Lurie Children’s Hospital (Chicago, IL), Shirley Ryan Ability Lab and Wrapports, LLC (digital communications company). Formerly, Director of Walmart (until 2017); Director of Chicago Convention & Tourism Bureau (until 2014); and The Field Museum of Natural History (Chicago, IL) (until 2014).

Janus Investment Fund	41

Janus Henderson Money Market Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
David Spilsted 151 Detroit Street Denver, CO 80206 DOB: 1963	Executive Vice President and Co-Portfolio Manager Janus Henderson Money Market Fund	7/17-Present	Portfolio Manager for other Janus Henderson accounts and Analyst for Janus Capital.
Garrett Strum 151 Detroit Street Denver, CO 80206 DOB: 1981	Executive Vice President and Co-Portfolio Manager Janus Henderson Money Market Fund	5/17-Present	Portfolio Manager for other Janus Henderson accounts and Analyst for Janus Capital.
Bruce L. Koepfgen 151 Detroit Street Denver, CO 80206 DOB: 1952	President and Chief Executive Officer	7/14-Present

Head of North America at Janus Henderson Investors and Janus Capital Management LLC (since 2017); Executive Vice President and Director of Janus International Holding LLC (since 2011); Executive Vice President of Janus Distributors LLC (since 2011); Vice President and Director of Intech Investment Management LLC (since 2011); Executive Vice President and Director of Perkins Investment Management LLC (since 2011); and Executive Vice President and Director of Janus Management Holdings Corporation (since 2011). Formerly, President of Janus Capital Group Inc. and Janus Capital Management LLC (2013-2017); Executive Vice President of Janus Services LLC (2011-2015), Janus Capital Group Inc. and Janus Capital Management LLC (2011-2013); and Chief Financial Officer of Janus Capital Group Inc., Janus Capital Management LLC, Janus Distributors LLC, Janus Management Holdings Corporation, and Janus Services LLC (2011-2013).

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Janus Henderson Money Market Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Susan K. Wold 151 Detroit Street Denver, CO 80206 DOB: 1960	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	9/17-Present

Senior Vice President and Head of Compliance, North America for Janus Henderson (since September 2017); Formerly, Vice President, Head of Global Corporate Compliance, and Chief Compliance Officer for Janus
Capital Management LLC (May 2017- September 2017); Vice President, Compliance at Janus Capital Group Inc. and Janus Capital Management LLC
(2005-2017).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital and Janus Services LLC.
Kathryn L. Santoro 151 Detroit Street Denver, CO 80206 DOB: 1974	Vice President, Chief Legal Counsel, and Secretary	12/16-Present

Vice President of Janus Capital and Janus Services LLC (since 2016). Formerly, Vice President and Associate Counsel of Curian Capital, LLC and Curian Clearing LLC (2013-2016); and General Counsel and Secretary (2011-2012) and Vice President (2009-2012) of Old Mutual Capital, Inc.

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

Janus Investment Fund	43

Janus Henderson Money Market Fund

Notes

NotesPage1

44	JUNE 30, 2018

Janus Henderson Money Market Fund

Notes

NotesPage1

Janus Investment Fund	45

Knowledge. Shared

At Janus Henderson, we believe in the sharing of expert insight for better investment and business decisions. We call this ethos Knowledge. Shared.

Learn more by visiting janushenderson.com.

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson, Janus, Henderson, Perkins, Intech and Henderson Geneva are trademarks or registered trademarks of Janus Henderson Investors. © Janus Henderson Investors. The name Janus Henderson Investors includes HGI Group Limited, Henderson Global Investors (Brand Management) Sarl and Janus International Holding LLC.

Funds distributed by Janus Henderson Distributors

125-02-93027 08-18

ANNUAL REPORT June 30, 2018

Janus Henderson Multi-Sector Income Fund

Janus Investment Fund

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson Multi-Sector Income Fund

Janus Henderson Multi-Sector Income Fund (unaudited)

FUND SNAPSHOT

This dynamic, multi-sector income fund seeks high, consistent income with lower volatility than a dedicated high-yield strategy. Our approach leverages a bottom-up, fundamentally driven process that focuses on identifying the best risk-adjusted opportunities across fixed income sectors.

John Kerschner co-portfolio manager	John Lloyd co-portfolio manager	Seth Meyer co-portfolio manager

PERFORMANCE OVERVIEW

During the one-year period ended June 30, 2018, Janus Henderson Multi-Sector Income Fund’s Class I Shares returned 3.46% compared with a -0.40% return for the Fund’s benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index.

INVESTMENT ENVIRONMENT

The period began with generally solid corporate earnings and the economy humming along at its slow, but steady, pace. Corporate credit spreads gradually compressed. The passage of U.S. tax reform and optimism around its potential to provide tailwinds for the U.S. economy helped corporate credit spreads reach the tightest levels of this credit cycle early in the new year. However, volatility returned to markets in February, stemming in large part from concerns that the Federal Reserve (Fed) may increase interest rates at a faster-than-projected pace. Investors also grappled with geopolitical risks, including the increasing likelihood – and eventual approval – of a populist government in Italy. Escalating trade tensions between the U.S. and China caused further volatility. Investment-grade corporate credit spreads ultimately widened as tapering demand, debt-funded consolidation activity and steady supply further impacted valuations. High-yield spreads ended roughly where they began.

The Fed raised its benchmark rate three times over the course of the period, reflecting near-term confidence in the U.S. economy. However, stable long-term expectations contributed to a flatter yield curve. The yield on the 5-year Treasury note closed June at 2.74%, up from 1.89% a year prior. The yield on the 10-year Treasury note ended the period at 2.86%, up from 2.30%.

PERFORMANCE DISCUSSION

The Fund outperformed its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, for the period. The Fund ended June with approximately 80% of assets allocated to “plus sectors.” This allocation includes high-yield corporate credit, commercial mortgage-backed securities (CMBS), asset-backed securities (ABS) and bank loans. These sectors support our goal of out-carrying or generating greater monthly income than the benchmark and all four contributed to outperformance. Our ability to out-carry the index proved beneficial across our plus sector exposure, particularly in our out-of-index allocation to high-yield and our ABS allocation. We added significant ABS exposure over the period, as we remain concerned with the asymmetric risk in corporate credit at this point in the credit cycle and sought to further diversify our spread product exposure. We also maintain confidence in the consumer given personal tax reform and the strength of consumer balance sheets, and therefore continue to favor opportunities in consumer-driven ABS where we hold a constructive fundamental view on the underlying assets.

“Core sectors,” including Treasuries, investment-grade corporate credit and mortgage-backed securities (MBS), are utilized to dampen the volatility of our plus sector positioning. While our investment-grade credit and Treasury allocations contributed to relative results, our MBS holdings detracted modestly from relative results. Our modest cash position also hindered performance.

At the credit sector level, pharmaceuticals led relative contributors. Outperformance in the sector was supported by our position in Impax Laboratories. The specialty pharmaceutical company announced plans at the end of 2017 to merge with Amneal Pharmaceuticals. Through coordination with our equity analysts, we anticipated Impax to tender for its outstanding convertible bond, in order to successfully execute the deal. We took advantage of volatility around the deal announcement to buy the security, which proved beneficial as the company took out the convertible bond during the period, closing our position.

Our position in Golden Nugget, a subsidiary of Landry’s Inc., was another individual contributor to relative

Janus Investment Fund	1

Janus Henderson Multi-Sector Income Fund (unaudited)

performance. Negative sentiment surrounded the dining, hospitality and gaming company early in the period after owner Tilman Fertitta utilized the company’s capital structure to purchase the Houston Rockets early in the period. The landfall of back-to-back hurricanes in the U.S. which impacted areas the company is significantly exposed to further weighed on sentiment. We took advantage of the dislocation and added to our position, which supported relative performance as the company’s fundamentals stabilized, aided by solid same-store sales. A new hotel tower at its Lake Charles resort also helped drive gaming revenues higher.

While we were pleased with the performance of the above mentioned securities, others disappointed. Our holdings in the automotive sector weighed on relative results, due in large part to a position in American Tire Distributors (ATD). Negative sentiment surrounded the tire distributor when Goodyear Tire and Rubber Company decided to end its direct supply relationship with ATD. While we trimmed our exposure, our fundamental research led us to believe that ATD was viewed as a valued partner, and that the risk of additional tire manufacturers cutting ties was minimal. However, late in the period, Bridgestone announced that it was also pulling its volumes. Spreads widened significantly under the probability that ATD will file for bankruptcy and miss its upcoming coupon payment. We exited the position.

First Quantum Minerals also detracted. Bonds of the Canadian mining company, which derives the majority of its earnings from copper mines in Zambia, sold off after the Zambian government unexpectedly demanded what we believe is an outsized tax bill for past import duties. While we expect the company to successfully resolve this dispute, the uncertain outcome weighed on the bonds. However, we appreciate that the company is actively diversifying its mining assets, most notably in Panama, which will result in less dependence on its flagship Zambian mining operations. We maintain a high opinion of the company’s deleveraging initiatives, and believe that increasing technological and battery-related demand for copper should provide strong tailwinds for the company’s future growth prospects.

DERIVATIVES USAGE

The Fund may use derivatives for various investment purposes, such as to manage or hedge portfolio risk, enhance return or manage duration. During the period, the Fund used index credit default swaps “CDX” to gain broad high-yield market exposure, forward foreign currency exchange contracts to hedge currency exposure back to the U.S. dollar and interest rate futures to efficiently express our view on the U.S. Treasury market. During the period, our use of derivatives contributed to relative results. Please see the Derivative Instruments section in the “Notes to Financial Statements” for a discussion of derivatives used by the Fund.

OUTLOOK

We acknowledge that corporate fundamentals are strong, tax reform is beneficial and economic growth is decent, all of which can extend the economic and credit cycles, but we are definitely in the later stages of both. Worldwide GDP growth is likely near its peak. The Fed is delivering on rate hikes and draining liquidity from the system. And valuations remain near the tightest levels of this credit cycle.

Within investment-grade corporate credit, we are wary of debt-funded M&A as issuers seek to buy growth to combat industry disruption. Demand is also tapering, due to a combination of new repatriation policies and higher hedging costs for foreign investors. In high yield, both fundamentals and technicals are supporting valuations, but we are growing increasingly more cautious. While high yield is unlikely to be the source of the next correction, we are mindful that the asset class will sell off – simply because it’s a risk asset – if the economy rolls or if some geopolitical risk shifts the investor mindset.

Due to the asymmetric risk in corporate credit at this point in the cycle, we intend to maintain a diversified spread product portfolio. As rates are rising, we are finding attractive opportunities in front-end and floating rate spread products with increasingly attractive yields and limited interest rate risk. We will continue to seek attractive consumer-driven opportunities, high-yield retailers excluded. Within high yield, we are emphasizing shorter dated issues in liquid names with free-cash-flow generative business models. Our analysts are also seeking companies with transformational balance sheet stories and the potential to generate outperformance, regardless of the broader market environment, as they progress through an upgrade cycle. Given the landscape, security avoidance is as important as security selection. Our approach reflects our objective of delivering consistent income with lower volatility than a dedicated high-yield strategy.

Thank you for your investment in Janus Henderson Multi-Sector Income Fund.

2	JUNE 30, 2018

Janus Henderson Multi-Sector Income Fund (unaudited)

Fund At A Glance

June 30, 2018

Fund Profile
30-day Current Yield*	Without Reimbursement	With Reimbursement
Class A Shares NAV	3.40%	3.53%
Class A Shares MOP	3.24%	3.36%
Class C Shares**	2.62%	2.74%
Class D Shares	3.52%	3.69%
Class I Shares	3.66%	3.78%
Class N Shares	3.61%	3.84%
Class S Shares	2.98%	3.34%
Class T Shares	3.48%	3.59%
Weighted Average Maturity		8.7 Years
Average Effective Duration***		3.6 Years
* Yield will fluctuate.
** Does not include the 1.00% contingent deferred sales charge.
*** A theoretical measure of price volatility.

Ratings† Summary - (% of Total Investments)
AAA	2.3%
AA	8.2%
A	2.6%
BBB	21.5%
BB	23.1%
B	23.3%
CCC	3.6%
Not Rated	14.3%
Equity	2.0%
Other	-0.9%

† Credit ratings provided by Standard & Poor's (S&P), an independent credit rating agency. Credit ratings range from AAA (highest) to D (lowest) based on S&P's measures. Further information on S&P's rating methodology may be found at www.standardandpoors.com. Other rating agencies may rate the same securities differently. Ratings are relative and subjective and are not absolute standards of quality. Credit quality does not remove market risk and is subject to change. "Not Rated" securities are not rated by S&P, but may be rated by other rating agencies and do not necessarily indicate low quality. "Other" includes cash equivalents, equity securities, and certain derivative instruments.

Significant Areas of Investment - (% of Net Assets)

Asset Allocation - (% of Net Assets)
Corporate Bonds	43.9%
Asset-Backed/Commercial Mortgage-Backed Securities	36.3%
Investment Companies	10.7%
Bank Loans and Mezzanine Loans	10.1%
Mortgage-Backed Securities	7.1%
Preferred Stocks	0.9%
Common Stocks	0.9%
Other	(9.9)%
100.0%

Janus Investment Fund	3

Janus Henderson Multi-Sector Income Fund (unaudited)

Performance

See important disclosures on the next page.

			Expense Ratios -
Average Annual Total Return - for the periods ended June 30, 2018			per the October 27, 2017 prospectuses
	One Year	Since Inception*	Total Annual Fund Operating Expenses	Net Annual Fund Operating Expenses
Class A Shares at NAV	3.20%	4.16%	1.20%	0.94%
Class A Shares at MOP	-1.70%	2.99%
Class C Shares at NAV	2.40%	3.43%	1.95%	1.68%
Class C Shares at CDSC	1.42%	3.43%
Class D Shares(1)	3.36%	4.34%	1.07%	0.79%
Class I Shares	3.46%	4.45%	0.94%	0.67%
Class N Shares	3.51%	4.50%	0.91%	0.64%
Class S Shares	3.12%	4.11%	1.40%	1.14%
Class T Shares	3.26%	4.24%	1.15%	0.89%
Bloomberg Barclays U.S. Aggregate Bond Index	-0.40%	2.05%
Morningstar Quartile - Class I Shares	1st	1st
Morningstar Ranking - based on total returns for Multisector Bond Funds	23/337	20/261

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 4.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Net expense ratios reflect the expense waiver, if any, contractually agreed to through November 1, 2018.

Performance may be affected by risks that include those associated with non-diversification, portfolio turnover, short sales, potential conflicts of interest, foreign and emerging markets, initial public offerings (IPOs), high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), derivatives, and commodity-linked investments. Each product

4	JUNE 30, 2018

Janus Henderson Multi-Sector Income Fund (unaudited)

Performance

has different risks. Please see the prospectus for more information about risks, holdings and other details.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes..

See Financial Highlights for actual expense ratios during the reporting period.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2018 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

*The Fund’s inception date – February 28, 2014

(1) Closed to certain new investors.

Janus Investment Fund	5

Janus Henderson Multi-Sector Income Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (1/1/18)	Ending Account Value (6/30/18)	Expenses Paid During Period (1/1/18 - 6/30/18)†	Beginning Account Value (1/1/18)	Ending Account Value (6/30/18)	Expenses Paid During Period (1/1/18 - 6/30/18)†	Net Annualized Expense Ratio (1/1/18 - 6/30/18)
Class A Shares	$1,000.00	$1,002.80	$4.92	$1,000.00	$1,019.89	$4.96	0.99%
Class C Shares	$1,000.00	$999.90	$8.88	$1,000.00	$1,015.92	$8.95	1.79%
Class D Shares	$1,000.00	$1,004.60	$4.18	$1,000.00	$1,020.63	$4.21	0.84%
Class I Shares	$1,000.00	$1,005.00	$3.83	$1,000.00	$1,020.98	$3.86	0.77%
Class N Shares	$1,000.00	$1,005.30	$3.48	$1,000.00	$1,021.32	$3.51	0.70%
Class S Shares	$1,000.00	$1,003.40	$5.36	$1,000.00	$1,019.44	$5.41	1.08%
Class T Shares	$1,000.00	$1,004.10	$4.72	$1,000.00	$1,020.08	$4.76	0.95%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

6	JUNE 30, 2018

Janus Henderson Multi-Sector Income Fund

Schedule of Investments

June 30, 2018

Shares or Principal Amounts		Value
Asset-Backed/Commercial Mortgage-Backed Securities – 36.3%
A10 Term Asset Financing 2017-1 LLC, 4.7000%, 3/15/36 (144A)	$600,000	$585,214
ACC Trust 2018-1, 6.8100%, 2/21/23 (144A)	1,000,000	1,001,149
ALM VII Ltd, ICE LIBOR USD 3 Month + 7.1000%, 9.4477%, 10/15/28‡	1,750,000	1,788,846
ALM VII R Ltd, ICE LIBOR USD 3 Month + 7.1400%, 9.4877%, 10/15/28 (144A)‡	2,900,000	2,993,757
Applebee's Funding LLC / IHOP Funding LLC, 4.2770%, 9/5/44 (144A)	6,455,220	6,402,570
Ares XXXIII CLO Ltd,
ICE LIBOR USD 3 Month + 6.2300%, 8.5478%, 12/5/25 (144A)‡	1,100,000	1,117,521
BAMLL Commercial Mortgage Securities Trust 2014-FL1,
ICE LIBOR USD 1 Month + 5.5000%, 5.5310%, 12/15/31 (144A)‡	716,520	690,895
BBCCRE Trust 2015-GTP, 4.7147%, 8/10/33 (144A)‡	200,000	169,020
Benefit Street Partners CLO XI,
ICE LIBOR USD 3 Month + 3.7500%, 6.0977%, 4/15/29 (144A)‡	1,925,000	1,936,092
BHMS 2014-ATLS Mortgage Trust, 6.2460%, 7/5/33 (144A)‡	210,000	211,034
BlueMountain CLO 2015-3 Ltd,
ICE LIBOR USD 3 Month + 1.0000%, 3.3390%, 4/20/31 (144A)‡	3,000,000	2,986,668
Business Jet Securities LLC 2017-1, 7.7480%, 2/15/33 (144A)	861,565	885,644
BX Trust 2018-GW MZ,
ICE LIBOR USD 1 Month + 5.4879%, 7.5613%, 5/15/37 (144A)‡	2,775,000	2,664,147
Caesars Palace Las Vegas Trust 2017-VICI, 4.4991%, 10/15/34 (144A)‡	2,665,000	2,615,870
Castlelake Aircraft Securitization Trust 2016-1, 6.1500%, 8/15/41	792,860	776,259
CCRESG Commercial Mortgage Trust 2016-HEAT, 5.6712%, 4/10/29 (144A)‡	250,000	255,286
CGMS Commercial Mortgage Trust 2017-MDDR,
ICE LIBOR USD 1 Month + 3.2500%, 5.3233%, 7/15/30 (144A)‡	1,200,000	1,197,381
CIFC Funding 2013-I Ltd,
ICE LIBOR USD 3 Month + 6.6500%, 8.9977%, 7/16/30 (144A)‡	2,625,000	2,659,041
Citigroup Commercial Mortgage Trust 2018-C5, 0.6040%, 6/10/51‡,¤	41,360,000	2,217,587
CSMC 2017-HD Trust,
ICE LIBOR USD 1 Month + 3.6500%, 5.7233%, 2/15/31 (144A)‡	500,000	500,688
Deephaven Residential Mortgage Trust 2018-1, 5.7930%, 12/25/57 (144A)‡	1,000,000	999,830
Dryden 33 Senior Loan Fund,
ICE LIBOR USD 3 Month + 7.5400%, 9.8877%, 10/15/28 (144A)‡	2,000,000	2,049,760
ECAF I Ltd, 5.8020%, 6/15/40 (144A)	3,236,657	3,247,897
Exeter Automobile Receivables Trust 2018-1, 4.6400%, 10/15/24 (144A)	2,040,000	1,999,489
Exeter Automobile Receivables Trust 2018-2, 5.3300%, 5/15/25 (144A)	2,600,000	2,592,381
Fannie Mae REMICS, 4.0370%, 8/25/48¤	17,030,887	2,826,063
First Investors Auto Owner Trust, 4.9200%, 8/15/24 (144A)	3,225,000	3,192,949
First Investors Auto Owner Trust 2018-1, 7.1600%, 8/15/25 (144A)	2,120,000	2,126,410
GLS Auto Receivables Trust 2018-2, 4.1700%, 4/15/24 (144A)	2,000,000	2,005,076
Government National Mortgage Association,
ICE LIBOR USD 1 Month + 5.5500%, 3.4663%, 1/20/44‡,¤	1,169,034	154,747
Government National Mortgage Association,
ICE LIBOR USD 1 Month + 6.1500%, 4.0649%, 10/16/55‡,¤	1,699,850	240,275
Government National Mortgage Association, 0.4792%, 1/16/60‡,¤	28,912,421	1,461,000
GSCCRE Commercial Mortgage Trust 2015-HULA,
ICE LIBOR USD 1 Month + 4.4000%, 6.4733%, 8/15/32 (144A)‡	448,000	449,228
GSCCRE Commercial Mortgage Trust 2015-HULA,
ICE LIBOR USD 1 Month + 5.2500%, 7.3233%, 8/15/32 (144A)‡	2,000,000	2,007,893
Harley Marine Financing LLC, 7.8690%, 5/15/43 (144A)	1,250,000	1,277,775
Hertz Fleet Lease Funding LP, 5.5500%, 5/10/32 (144A)	1,000,000	1,000,363
Icon Brand Holdings LLC, 4.2290%, 1/25/43 (144A)	1,732,088	1,634,289
JP Morgan Chase Commercial Mortgage Securities Trust 2010-C2,
3.3920%, 11/15/43 (144A)	901,420	822,902
JP Morgan Chase Commercial Mortgage Securities Trust 2010-C2,
5.8279%, 11/15/43 (144A)‡	3,109,000	3,144,567
JP Morgan Chase Commercial Mortgage Securities Trust 2010-C2,
5.8279%, 11/15/43 (144A)‡	300,000	297,247
JP Morgan Chase Commercial Mortgage Securities Trust 2014-DSTY,
3.9314%, 6/10/27 (144A)‡	1,034,000	743,753
JP Morgan Chase Commercial Mortgage Securities Trust 2015-SGP,
ICE LIBOR USD 1 Month + 4.5000%, 6.5733%, 7/15/36 (144A)‡	1,120,000	1,129,837

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	7

Janus Henderson Multi-Sector Income Fund

Schedule of Investments

June 30, 2018

Shares or Principal Amounts			Value
Asset-Backed/Commercial Mortgage-Backed Securities – (continued)
LCM XVIII LP, ICE LIBOR USD 3 Month + 1.0200%, 3.5000%, 4/20/31 (144A)‡	$4,165,000		$4,157,928
LCM XXIII Ltd, ICE LIBOR USD 3 Month + 7.0500%, 9.4087%, 10/20/29 (144A)‡	1,000,000		1,017,876
loanDepot Station Place Agency Securitization Trust 2017-1,
ICE LIBOR USD 1 Month + 1.6000%, 3.6911%, 11/25/50 (144A)‡,§	2,102,000		2,099,687
Madison Park Funding Ltd MDPK 2017-25A,
ICE LIBOR USD 3 Month + 6.1000%, 8.4595%, 4/25/29 (144A)‡	2,500,000		2,523,845
Magnetite VIII Ltd,
ICE LIBOR USD 3 Month + 0.9800%, 3.0717%, 4/15/31 (144A)‡	3,000,000		2,995,332
MarketPlace Loan Trust 2015-LD1, 6.0000%, 12/15/21 (144A)	2,152,363		2,169,355
Octagon Investment Partners 29 Ltd,
ICE LIBOR USD 3 Month + 6.5500%, 8.9092%, 1/24/28‡	1,650,000		1,680,317
Octagon Investment Partners 30 Ltd,
ICE LIBOR USD 3 Month + 6.2000%, 8.5587%, 3/17/30‡	2,000,000		2,021,294
OCTAGON INVESTMENT PARTNERS 31 LLC,
ICE LIBOR USD 3 Month + 3.7000%, 6.0587%, 7/20/30 (144A)‡	2,068,000		2,082,757
Palisades Center Trust 2016-PLSD, 4.7370%, 4/13/33 (144A)	573,000		563,156
PRPM 2018-1 LLC, 5.0000%, 4/25/23 (144A)‡	1,000,000		984,408
Regatta IX Funding Ltd,
ICE LIBOR USD 3 Month + 3.9000%, 6.2528%, 4/17/30 (144A)‡	2,500,000		2,517,652
Santander Prime Auto Issuance Notes Trust 2018-A, 6.8000%, 9/15/25 (144A)	2,620,199		2,635,629
Sapphire Aviation Finance I Ltd, 7.3850%, 3/15/40	964,286		969,126
S-Jets 2017-1 Ltd, 7.0210%, 8/15/42 (144A)	1,791,667		1,799,369
SoFi Professional Loan Program 2017-E LLC, 0%, 11/26/40 (144A)	25,000		1,492,700
SOFI PROFESSIONAL LOAN PROGRAM 2017-F LLC, 0%, 1/25/41 (144A)	35,000		2,031,050
Sounds Point CLO IV-R LTD,
ICE LIBOR USD 3 Month + 1.1500%, 3.6514%, 4/18/31 (144A)‡	3,087,000		3,087,327
Sprite 2017-1 Ltd, 6.9000%, 12/15/37	939,601		939,596
Starwood Retail Property Trust 2014-STAR,
ICE LIBOR USD 1 Month + 3.2500%, 5.3233%, 11/15/27 (144A)‡	1,550,000		1,505,006
Starwood Retail Property Trust 2014-STAR,
ICE LIBOR USD 1 Month + 4.1500%, 6.2233%, 11/15/27 (144A)‡	1,000,000		940,334
Tesla Auto Lease Trust 2018-A, 4.9400%, 3/22/21 (144A)	2,850,000		2,841,789
Thayer Park CLO Ltd,
ICE LIBOR USD 3 Month + 6.1000%, 8.4587%, 4/20/29 (144A)‡	2,250,000		2,288,446
VB-S1 Issuer LLC, 5.2500%, 2/15/48 (144A)	1,000,000		1,001,359
Verus Securitization Trust 2018-INV1, 5.6480%, 3/25/58 (144A)‡	2,600,000		2,596,339
VOLT LXIII LLC, 4.6250%, 10/25/47 (144A)Ç	1,000,000		992,674
Wachovia Bank Commercial Mortgage Trust Series 2007-C30, 5.5130%, 12/15/43‡	1,403,603		1,322,228
Wachovia Bank Commercial Mortgage Trust Series 2007-C34, 6.3093%, 5/15/46‡	20,749		21,098
Westlake Automobile Receivables Trust 2018-2, 6.0400%, 1/15/25 (144A)	2,600,000		2,613,306
Willis Engine Structured Trust III, 6.3600%, 8/15/42 (144A)Ç	962,500		947,139
Total Asset-Backed/Commercial Mortgage-Backed Securities (cost $124,255,735)			123,896,522
Bank Loans and Mezzanine Loans – 10.1%
Basic Industry – 0.1%
New Arclin US Holding Corp,
ICE LIBOR USD 3 Month + 8.7500%, 11.0844%, 2/14/25‡	340,000		343,400
Capital Goods – 0.1%
Anchor Glass Container Corp,
ICE LIBOR USD 3 Month + 7.7500%, 9.8073%, 12/7/24‡,§	500,000		330,000
Commercial Mortgage-Backed Securities – 0.6%
Mural Loft Loan, 8.9500%, 8/1/22 (144A)‡,§	1,945,000		1,945,000
Communications – 1.2%
Entravision Communications Corp,
ICE LIBOR USD 3 Month + 2.7500%, 4.8435%, 11/29/24‡	1,191,000		1,175,124
McAfee LLC, ICE LIBOR USD 3 Month + 4.5000%, 0%, 9/30/24(a),‡	2,250,000		2,259,247
Virgin Media SFA Finance Ltd, ICE LIBOR GBP + 3.2500%, 3.7564%, 11/15/27‡	550,000	GBP	716,932
			4,151,303
Consumer Cyclical – 2.4%
Boardriders Inc, ICE LIBOR USD 3 Month + 6.5000%, 8.5935%, 4/8/24‡	1,200,000		1,194,000

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	JUNE 30, 2018

Janus Henderson Multi-Sector Income Fund

Schedule of Investments

June 30, 2018

Shares or Principal Amounts			Value
Bank Loans and Mezzanine Loans – (continued)
Consumer Cyclical – (continued)
Brookfield Retail Holdings VII Sub 3 LLC,
ICE LIBOR USD 3 Month + 2.5000%, 0%, 5/7/25(a),‡	$2,400,000		$2,355,000
CH Hold Corp, ICE LIBOR USD 3 Month + 7.2500%, 9.3435%, 2/3/25‡	1,000,000		1,012,500
L1R HB Finance Ltd, ICE LIBOR GBP + 5.2500%, 5.8858%, 8/30/24‡	540,000	GBP	686,703
Stars Group Holdings BV, ICE LIBOR USD 3 Month + 3.5000%, 5.8592%, 7/29/25‡	537,000		534,315
Steinway Musical Instruments Inc,
ICE LIBOR USD 3 Month + 3.7500%, 5.8351%, 2/14/25‡	250,000		250,625
Weight Watchers International Inc,
ICE LIBOR USD 3 Month + 4.7500%, 7.0066%, 11/29/24‡	1,728,125		1,744,871
Wyndham Hotels & Resorts Inc,
ICE LIBOR USD 3 Month + 1.7500%, 3.7256%, 5/30/25‡	278,000		277,305
			8,055,319
Consumer Non-Cyclical – 2.7%
Change Healthcare Holdings LLC,
ICE LIBOR USD 3 Month + 2.7500%, 4.8435%, 3/1/24‡	768,111		765,108
Coty Inc, ICE LIBOR USD 3 Month + 2.2500%, 4.2796%, 4/7/25‡	1,890,269		1,845,375
CryoLife Inc, ICE LIBOR USD 3 Month + 4.0000%, 6.3344%, 12/2/24‡	995,000		1,000,602
Froneri International PLC, ICE LIBOR GBP + 3.2500%, 3.7458%, 1/31/25‡	1,230,000	GBP	1,613,529
Gentiva Health Services Inc,
ICE LIBOR USD 3 Month + 7.0000%, 0%, 6/22/26(a),‡	1,000,000		1,010,000
Moffett Towers Phase II,
ICE LIBOR USD 1 Month + 2.8000%, 4.8740%, 6/15/21‡,§	1,346,888		1,338,888
NVA Holdings Inc/United States,
ICE LIBOR USD 3 Month + 2.7500%, 4.8435%, 2/2/25‡	498,750		496,880
Quorum Health Corp, ICE LIBOR USD 3 Month + 6.7500%, 0%, 4/29/22(a),‡	700,000		711,025
Romulus Merger Sub LLC, ICE LIBOR USD 3 Month + 6.2500%, 8.3351%, 2/13/26‡	250,000		249,688
			9,031,095
Energy – 0.3%
Chesapeake Energy Corp, ICE LIBOR USD 3 Month + 7.5000%, 9.5935%, 8/23/21‡	124,000		129,606
PowerTeam Services LLC, ICE LIBOR USD 3 Month + 7.2500%, 9.5844%, 3/6/26‡	850,000		846,812
			976,418
Finance Companies – 0.9%
RPI Finance Trust, ICE LIBOR USD 3 Month + 2.0000%, 4.3344%, 3/27/23‡	3,145,748		3,141,030
Industrial – 0.4%
Atkore International Inc,
ICE LIBOR USD 3 Month + 2.7500%, 5.0900%, 12/22/23‡	1,492,500		1,488,396
Technology – 1.4%
EXC Holdings III Corp, ICE LIBOR USD 3 Month + 7.5000%, 9.9669%, 12/1/25‡	750,000		765,000
Microchip Technology Inc,
ICE LIBOR USD 3 Month + 2.0000%, 4.1000%, 5/29/25‡	979,000		976,964
Micron Technology Inc, ICE LIBOR USD 3 Month + 1.7500%, 0%, 4/26/22(a),‡	3,150,000		3,154,725
			4,896,689
Total Bank Loans and Mezzanine Loans (cost $34,644,769)			34,358,650
Corporate Bonds – 43.9%
Banking – 2.8%
Ally Financial Inc, 8.0000%, 12/31/18	420,000		427,875
Bank of America Corp, 2.1510%, 11/9/20	3,150,000		3,078,642
Citigroup Inc, 2.9000%, 12/8/21	3,100,000		3,036,566
Goldman Sachs Capital I, 6.3450%, 2/15/34	1,100,000		1,254,098
HSBC Bank USA NA/New York NY, 5.6250%, 8/15/35	730,000		815,993
Intesa Sanpaolo SpA, 5.2500%, 1/12/24	1,000,000		975,335
			9,588,509
Basic Industry – 4.0%
Allegheny Technologies Inc, 5.9500%, 1/15/21	1,642,000		1,650,210
Allegheny Technologies Inc, 7.8750%, 8/15/23	1,046,000		1,125,757

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson Multi-Sector Income Fund

Schedule of Investments

June 30, 2018

Shares or Principal Amounts			Value
Corporate Bonds – (continued)
Basic Industry – (continued)
Blue Cube Spinco LLC, 10.0000%, 10/15/25	$1,000,000		$1,162,500
Ferroglobe PLC / Globe Specialty Metals Inc, 9.3750%, 3/1/22 (144A)	1,839,000		1,903,365
First Quantum Minerals Ltd, 6.5000%, 3/1/24 (144A)	900,000		868,500
First Quantum Minerals Ltd, 7.5000%, 4/1/25 (144A)	600,000		592,140
First Quantum Minerals Ltd, 6.8750%, 3/1/26 (144A)	484,000		463,430
Freeport-McMoRan Inc, 5.4500%, 3/15/43	564,000		494,741
Hudbay Minerals Inc, 7.2500%, 1/15/23 (144A)	1,100,000		1,133,000
Lundin Mining Corp, 7.8750%, 11/1/22 (144A)	1,950,000		2,041,650
Platform Specialty Products Corp, 6.5000%, 2/1/22 (144A)	1,160,000		1,180,300
Teck Resources Ltd, 8.5000%, 6/1/24 (144A)	417,000		457,136
Teck Resources Ltd, 5.2000%, 3/1/42	675,000		591,469
			13,664,198
Biotechnology – 0.2%
Insmed Inc, 1.7500%, 1/15/25	650,000		596,700
Brokerage – 0.9%
Cboe Global Markets Inc, 3.6500%, 1/12/27	548,000		528,607
E*TRADE Financial Corp, 3.8000%, 8/24/27	122,000		116,742
E*TRADE Financial Corp, 4.5000%, 6/20/28	1,986,000		1,986,728
Raymond James Financial Inc, 3.6250%, 9/15/26	37,000		35,519
Raymond James Financial Inc, 4.9500%, 7/15/46	287,000		291,634
			2,959,230
Capital Goods – 5.1%
American Builders & Contractors Supply Co Inc, 5.8750%, 5/15/26 (144A)	975,000		959,156
Arconic Inc, 5.4000%, 4/15/21	869,000		892,897
Arconic Inc, 5.9500%, 2/1/37	1,010,000		974,650
ARD Finance SA, 7.1250%, 9/15/23	2,100,000		2,105,250
Ardagh Packaging Finance PLC / Ardagh Holdings USA Inc,
7.2500%, 5/15/24 (144A)	2,700,000		2,808,000
Beacon Roofing Supply Inc, 6.3750%, 10/1/23	3,000		3,098
Beacon Roofing Supply Inc, 4.8750%, 11/1/25 (144A)	1,200,000		1,110,000
Eagle Materials Inc, 4.5000%, 8/1/26	1,200,000		1,205,252
Leonardo US Holdings Inc, 6.2500%, 1/15/40 (144A)	516,000		557,280
LGI Homes Inc, 6.8750%, 7/15/26 (144A)	885,000		882,787
Reynolds Group Issuer Inc / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu,
7.0000%, 7/15/24 (144A)	2,000,000		2,042,500
Summit Materials LLC / Summit Materials Finance Corp, 8.5000%, 4/15/22	2,360,000		2,528,386
Zekelman Industries Inc, 9.8750%, 6/15/23 (144A)	1,256,000		1,375,320
			17,444,576
Communications – 5.8%
Altice France SA/France, 6.0000%, 5/15/22 (144A)	800,000		805,000
Altice Luxembourg SA, 7.2500%, 5/15/22	810,000	EUR	950,571
Altice Luxembourg SA, 7.7500%, 5/15/22 (144A)	1,500,000		1,451,250
Belo Corp, 7.2500%, 9/15/27	32,000		32,960
Block Communications Inc, 6.8750%, 2/15/25 (144A)	671,000		669,322
CCO Holdings LLC / CCO Holdings Capital Corp, 5.0000%, 2/1/28 (144A)	779,000		712,785
Cequel Communications Holdings I LLC / Cequel Capital Corp,
5.1250%, 12/15/21 (144A)	1,300,000		1,292,018
Clear Channel International BV, 8.7500%, 12/15/20 (144A)	1,263,000		1,305,626
Crown Castle International Corp, 3.6500%, 9/1/27	730,000		678,754
CSC Holdings LLC, 10.1250%, 1/15/23 (144A)	2,849,000		3,141,022
Gray Television Inc, 5.1250%, 10/15/24 (144A)	641,000		612,155
Gray Television Inc, 5.8750%, 7/15/26 (144A)	588,000		559,335
Level 3 Financing Inc, 5.1250%, 5/1/23	1,211,000		1,186,780
Lions Gate Capital Holdings LLC, 5.8750%, 11/1/24 (144A)	775,000		784,447
McGraw-Hill Global Education Holdings LLC / McGraw-Hill Global Education Finance,
7.8750%, 5/15/24 (144A)#	382,000		353,350
Midcontinent Communications / Midcontinent Finance Corp,
6.8750%, 8/15/23 (144A)	540,000		564,975

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	JUNE 30, 2018

Janus Henderson Multi-Sector Income Fund

Schedule of Investments

June 30, 2018

Shares or Principal Amounts			Value
Corporate Bonds – (continued)
Communications – (continued)
Netflix Inc, 3.6250%, 5/15/27	806,000	EUR	$922,348
Salem Media Group Inc, 6.7500%, 6/1/24 (144A)	$99,000		89,843
Telecom Italia Finance SA, 7.7500%, 1/24/33	1,090,000	EUR	1,748,954
Townsquare Media Inc, 6.5000%, 4/1/23 (144A)	1,000,000		900,000
UBM PLC, 5.7500%, 11/3/20 (144A)	1,063,000		1,083,954
			19,845,449
Consumer Cyclical – 7.3%
AMC Entertainment Holdings Inc, 6.3750%, 11/15/24	810,000	GBP	1,081,090
Ashton Woods USA LLC / Ashton Woods Finance Co, 6.8750%, 2/15/21 (144A)	216,000		217,080
Ashton Woods USA LLC / Ashton Woods Finance Co, 6.7500%, 8/1/25 (144A)	708,000		672,600
Beazer Homes USA Inc, 8.7500%, 3/15/22	1,100,000		1,168,750
Brinker International Inc, 5.0000%, 10/1/24 (144A)	525,000		506,625
CCM Merger Inc, 6.0000%, 3/15/22 (144A)	1,460,000		1,485,988
Century Communities Inc, 6.8750%, 5/15/22	1,117,000		1,143,026
Crescent Communities LLC/Crescent Ventures Inc, 8.8750%, 10/15/21 (144A)	174,000		183,570
Downstream Development Authority of the Quapaw Tribe of Oklahoma,
10.5000%, 2/15/23 (144A)§	269,000		274,380
Golden Nugget Inc, 8.7500%, 10/1/25 (144A)	2,177,000		2,236,236
IHS Markit Ltd, 5.0000%, 11/1/22 (144A)	2,500,000		2,521,875
Jacobs Entertainment Inc, 7.8750%, 2/1/24 (144A)	1,403,000		1,466,135
JC Penney Corp Inc, 8.1250%, 10/1/19	241,000		248,833
JC Penney Corp Inc, 5.8750%, 7/1/23 (144A)#	870,000		815,625
M/I Homes Inc, 5.6250%, 8/1/25	804,000		751,740
MGM Resorts International, 7.7500%, 3/15/22	1,880,000		2,049,200
New Home Co Inc, 7.2500%, 4/1/22	312,000		320,917
Scientific Games International Inc, 10.0000%, 12/1/22	1,565,000		1,666,725
Service Corp International/US, 5.3750%, 5/15/24	900,000		920,250
Stars Group Holdings BV / Stars Group US Co-Borrower LLC,
7.0000%, 7/15/26 (144A)	1,129,000		1,129,000
Weekley Homes LLC / Weekley Finance Corp, 6.0000%, 2/1/23	475,000		462,531
Weekley Homes LLC / Weekley Finance Corp, 6.6250%, 8/15/25 (144A)	344,000		325,940
William Lyon Homes Inc, 6.0000%, 9/1/23 (144A)	884,000		872,694
Wyndham Destinations Inc, 4.1500%, 4/1/24	669,000		658,129
Wyndham Destinations Inc, 5.1000%, 10/1/25	1,480,000		1,515,150
Wyndham Destinations Inc, 4.5000%, 4/1/27	52,000		50,700
			24,744,789
Consumer Non-Cyclical – 7.5%
AMAG Pharmaceuticals Inc, 7.8750%, 9/1/23 (144A)	421,000		446,523
Anheuser-Busch InBev Worldwide Inc, 4.0000%, 4/13/28	1,275,000		1,271,526
Avantor Inc, 4.7500%, 10/1/24	680,000	EUR	796,066
Campbell Soup Co, 3.6500%, 3/15/23	1,720,000		1,688,267
Crimson Merger Sub, Inc, 6.6250%, 5/15/22 (144A)	1,150,000		1,124,125
CVS Health Corp, 4.3000%, 3/25/28	2,355,000		2,322,076
DJO Finance LLC / DJO Finance Corp, 8.1250%, 6/15/21 (144A)	1,036,000		1,048,639
Dole Food Co Inc, 7.2500%, 6/15/25 (144A)	701,000		693,990
Endo Finance LLC / Endo Finco Inc, 7.2500%, 1/15/22 (144A)	660,000		607,200
Envision Healthcare Corp, 6.2500%, 12/1/24 (144A)	480,000		511,200
Express Scripts Holding Co, 3.4000%, 3/1/27	1,830,000		1,671,457
JBS USA LUX SA / JBS USA Finance Inc, 7.2500%, 6/1/21 (144A)	328,000		331,280
JBS USA LUX SA / JBS USA Finance Inc, 7.2500%, 6/1/21 (144A)	54,000		54,540
JBS USA LUX SA / JBS USA Finance Inc, 5.7500%, 6/15/25 (144A)	300,000		279,000
JBS USA LUX SA / JBS USA Finance Inc, 6.7500%, 2/15/28 (144A)	595,000		562,096
LifePoint Health Inc, 5.8750%, 12/1/23	730,000		726,350
Mattel Inc, 6.7500%, 12/31/25 (144A)	412,000		401,185
Mylan Inc, 4.5500%, 4/15/28 (144A)	2,600,000		2,539,870
Newell Brands Inc, 5.0000%, 11/15/23	2,500,000		2,554,508
Simmons Foods Inc, 5.7500%, 11/1/24 (144A)	816,000		707,880
Tesco PLC, 5.5000%, 1/13/33	830,000	GBP	1,277,790
Teva Pharmaceutical Finance Netherlands III BV, 1.7000%, 7/19/19	2,480,000		2,421,066

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	11

Janus Henderson Multi-Sector Income Fund

Schedule of Investments

June 30, 2018

Shares or Principal Amounts			Value
Corporate Bonds – (continued)
Consumer Non-Cyclical – (continued)
Teva Pharmaceutical Finance Netherlands III BV, 6.0000%, 4/15/24	$535,000		$534,265
Valeant Pharmaceuticals International, 8.5000%, 1/31/27	1,128,000		1,144,920
			25,715,819
Electric – 0.2%
Calpine Corp, 5.3750%, 1/15/23	562,000		534,602
Energy – 2.9%
Antero Resources Corp, 5.6250%, 6/1/23	1,513,000		1,531,912
Bristow Group Inc, 8.7500%, 3/1/23 (144A)	634,000		619,735
Great Western Petroleum LLC / Great Western Finance Corp,
9.0000%, 9/30/21 (144A)	702,000		719,550
Kinder Morgan Inc/DE, 7.7500%, 1/15/32	431,000		525,340
NGL Energy Partners LP / NGL Energy Finance Corp, 5.1250%, 7/15/19	1,330,000		1,331,662
Oceaneering International Inc, 4.6500%, 11/15/24	298,000		284,551
Oceaneering International Inc, 6.0000%, 2/1/28	682,000		677,186
Plains All American Pipeline LP / PAA Finance Corp, 4.3000%, 1/31/43	580,000		478,782
QEP Resources Inc, 6.8750%, 3/1/21	1,250,000		1,328,125
Rowan Cos Inc, 7.8750%, 8/1/19	159,000		163,770
SM Energy Co, 6.5000%, 11/15/21	1,310,000		1,340,130
Transocean Guardian Ltd, 5.8750%, 1/15/24 (144A)	340,000		337,875
Williams Cos Inc, 5.7500%, 6/24/44	600,000		620,250
			9,958,868
Finance Companies – 0.3%
Quicken Loans Inc, 5.7500%, 5/1/25 (144A)	46,000		45,024
Quicken Loans Inc, 5.2500%, 1/15/28 (144A)	1,116,000		1,029,287
			1,074,311
Industrial – 0.1%
Great Lakes Dredge & Dock Corp, 8.0000%, 5/15/22	467,000		477,507
Insurance – 0.5%
Molina Healthcare Inc, 5.3750%, 11/15/22	1,673,000		1,683,456
Pharmaceuticals – 0.2%
Jazz Investments I Ltd, 1.8750%, 8/15/21	636,000		691,390
Real Estate Investment Trusts (REITs) – 0.7%
American Homes 4 Rent LP, 4.2500%, 2/15/28	2,350,000		2,249,643
Technology – 5.3%
Broadcom Corp / Broadcom Cayman Finance Ltd, 3.5000%, 1/15/28	798,000		726,428
Dell International LLC / EMC Corp, 6.0200%, 6/15/26 (144A)	3,045,000		3,201,126
Equifax Inc, ICE LIBOR USD 3 Month + 0.8700%, 3.2000%, 8/16/21‡	2,950,000		2,958,816
First Data Corp, 7.0000%, 12/1/23 (144A)	1,735,000		1,807,141
Iron Mountain Inc, 3.8750%, 11/15/25 (144A)	600,000	GBP	753,818
Marvell Technology Group Ltd, 4.2000%, 6/22/23	1,236,000		1,234,337
Marvell Technology Group Ltd, 4.8750%, 6/22/28	1,400,000		1,389,285
Trimble Inc, 4.1500%, 6/15/23	1,732,000		1,734,093
Trimble Inc, 4.9000%, 6/15/28	4,241,000		4,225,049
			18,030,093
Transportation – 0.1%
Watco Cos LLC / Watco Finance Corp, 6.3750%, 4/1/23 (144A)	450,000		457,312
Total Corporate Bonds (cost $152,152,306)			149,716,452
Mortgage-Backed Securities – 7.1%
Fannie Mae Pool:
3.5000%, 2/1/45	50,314		50,275
4.0000%, 4/30/47	8,165,000		8,501,328
3.5000%, 5/31/47	1,800,000		1,834,945
4.5000%, 5/31/47	8,750,000		9,250,947
4.5000%, 5/31/47	204,000		212,021
3.5000%, 9/1/47	1,590,151		1,582,980
4.5000%, 9/1/47	495,816		520,101
4.0000%, 10/1/47	449,038		459,358
3.5000%, 12/1/47	304,486		304,094

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

12	JUNE 30, 2018

Janus Henderson Multi-Sector Income Fund

Schedule of Investments

June 30, 2018

Shares or Principal Amounts		Value
Mortgage-Backed Securities – (continued)
Fannie Mae Pool – (continued)
4.0000%, 5/1/48	$206,652	$210,769
		22,926,818
Freddie Mac Gold Pool:
3.5000%, 2/1/44	18,612	18,611
3.5000%, 11/1/47	243,633	242,776
4.0000%, 4/1/48	291,730	297,450
4.0000%, 5/1/48	141,798	144,562
4.0000%, 6/1/48	320,994	327,479
		1,030,878
Ginnie Mae II Pool:
4.5000%, 7/1/48*	400,000	415,758
Total Mortgage-Backed Securities (cost $24,366,716)		24,373,454
Common Stocks – 0.9%
Construction Materials – 0.2%
Summit Materials Inc	24,015	630,394
Diversified Telecommunication Services – 0.1%
AT&T Inc	9,196	295,284
Metals & Mining – 0.3%
Ferroglobe PLC	9,500	81,415
Hudbay Minerals Inc	152,466	850,191
		931,606
Pharmaceuticals – 0.1%
Allergan PLC	2,920	486,822
Software – 0.2%
Dell Technologies Inc Class V*	7,400	625,892
Specialty Retail – 0%
Quiksilver Inc Bankruptcy Equity Certificate (144A)*,¢,§	542	11,212
Total Common Stocks (cost $3,214,932)		2,981,210
Preferred Stocks – 0.9%
Banks – 0.3%
Citigroup Capital XIII, ICE LIBOR USD 3 Month + 6.3700%, 10/30/40‡	36,600	991,860
Capital Markets – 0.4%
Carlyle Group LP, 5.8750%, 9/15/22µ	59,450	1,398,264
Machinery – 0.2%
Rexnord Corp, 5.7500%, 11/15/19	14,000	869,952
Total Preferred Stocks (cost $3,335,662)		3,260,076
Investment Companies – 10.7%
Investments Purchased with Cash Collateral from Securities Lending – 0.3%
Janus Henderson Cash Collateral Fund LLC, 1.8237%ºº,£	916,980	916,980
Money Markets – 10.4%
Janus Henderson Cash Liquidity Fund LLC, 1.8501%ºº,£	35,481,236	35,481,236
Total Investment Companies (cost $36,398,216)		36,398,216
Total Investments (total cost $378,368,336) – 109.9%		374,984,580
Liabilities, net of Cash, Receivables and Other Assets – (9.9)%		(33,887,226)
Net Assets – 100%		$341,097,354

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	13

Janus Henderson Multi-Sector Income Fund

Schedule of Investments

June 30, 2018

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$300,405,138	80.1%
Cayman Islands	38,555,609	10.3
Ireland	6,055,897	1.6
United Kingdom	5,378,908	1.4
Canada	4,695,111	1.3
Luxembourg	4,507,071	1.2
Italy	3,281,569	0.9
Israel	2,955,331	0.8
Chile	2,041,650	0.6
Zambia	1,924,070	0.5
Bermuda	1,799,369	0.5
Belgium	1,271,526	0.3
Brazil	1,226,916	0.3
France	805,000	0.2
Spain	81,415	0.0

Total	$374,984,580	100.0%

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 6/30/18
Investment Companies - 10.7%
Investments Purchased with Cash Collateral from Securities Lending - 0.3%
Janus Henderson Cash Collateral Fund LLC,1.8237%ºº	$16,871∆	$-	$-	$916,980
Money Markets - 10.4%
Janus Henderson Cash Liquidity Fund LLC,1.8501%ºº	$252,544	$-	$-	$35,481,236
Total Affiliated Investments - 10.7%	$269,415	$-	$-	$36,398,216

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

14	JUNE 30, 2018

Janus Henderson Multi-Sector Income Fund

Schedule of Investments

June 30, 2018

Schedules of Affiliated Investments – (% of Net Assets)(continued)

	Share Balance at 6/30/17	Purchases	Sales	Share Balance at 6/30/18
Investment Companies - 10.7%
Investments Purchased with Cash Collateral from Securities Lending - 0.3%
Janus Henderson Cash Collateral Fund LLC,1.8237%ºº	422,053	27,047,524	(26,552,597)	916,980
Money Markets - 10.4%
Janus Henderson Cash Liquidity Fund LLC,1.8501%ºº	10,604,010	318,415,053	(293,537,827)	35,481,236

Schedule of Forward Foreign Currency Exchange Contracts, Open

Counterparty/ Foreign Currency	Settlement Date	Foreign Currency Amount (Sold)/ Purchased	USD Currency Amount (Sold)/ Purchased	Market Value and Unrealized Appreciation/ (Depreciation)
Bank of America:
British Pound	8/16/18	(768,000)	$1,018,975	$3,406
Euro	8/16/18	(863,000)	1,010,362	(976)

				2,430
Barclays Capital, Inc.:
British Pound	8/16/18	(1,139,000)	1,511,349	5,186
Euro	8/16/18	(796,000)	931,648	(1,173)

				4,013
BNP Paribas:
Euro	8/16/18	24,000	(28,059)	66
Citibank NA:
British Pound	8/16/18	(1,323,000)	1,754,457	4,981
Euro	8/16/18	(301,000)	352,150	(587)

				4,394
HSBC Securities (USA), Inc.:
British Pound	8/16/18	(870,000)	1,151,228	779
Euro	8/16/18	15,000	(17,526)	52

				831
JPMorgan Chase & Co.:
British Pound	8/16/18	(598,000)	792,754	1,985
Euro	8/16/18	(1,936,000)	2,265,652	(3,119)

				(1,134)
Total				$10,600

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	15

Janus Henderson Multi-Sector Income Fund

Schedule of Investments

June 30, 2018

Schedule of Futures

Description	Number of Contracts	Expiration Date	Value and Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin Asset/(Liability)
Futures Purchased:
Ultra 10-Year US Treasury Note	110	9/19/18	$14,105,781	$(71,328)	$-
Ultra Long Term US Treasury Bond	107	9/19/18	17,073,188	(44,421)	(6,687)
Total - Futures Purchased				(115,749)	(6,687)
Futures Sold:
2-Year US Treasury Note	108	9/28/18	22,877,438	87,750	3,375
5-Year US Treasury Note	200	9/28/18	22,723,438	101,707	4,687
US Treasury Long Bond	42	9/19/18	6,090,000	17,404	(1,313)
Total - Futures Sold				206,861	6,749
Total				$91,112	$62

The following table, grouped by derivative type, provides information about the fair value and location of derivatives within the Statement of Assets and Liabilities as of June 30, 2018.

Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of June 30, 2018

Currency Contracts
Asset Derivatives:
Forward foreign currency exchange contracts	$ 16,455
Variation margin receivable	8,062

Total Asset Derivatives	$ 24,517

Liability Derivatives:
Forward foreign currency exchange contracts	$ 5,855
Variation margin payable	8,000

Total Liability Derivatives	$ 13,855

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

16	JUNE 30, 2018

Janus Henderson Multi-Sector Income Fund

Schedule of Investments

June 30, 2018

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended June 30, 2018.

The effect of Derivative Instruments (not accounted for as hedging instruments) on the Statement of Operations for the year ended June 30, 2018

Amount of Realized Gain/(Loss) Recognized on Derivatives
Derivative	Credit Contracts	Currency Contracts	Interest Rate Contracts	Total
Futures contracts	$ -	$ -	$ 387,628	$387,628
Forward foreign currency exchange contracts	-	275,090	-	275,090
Swap contracts	6,292	-	-	6,292

Total	$ 6,292	$275,090	$ 387,628	$669,010

Amount of Change in Unrealized Appreciation/Depreciation Recognized on Derivatives
Derivative	Credit Contracts	Currency Contracts	Interest Rate Contracts	Total
Futures contracts	$ -	$ -	$ 2,807	$ 2,807
Forward foreign currency exchange contracts	-	16,724	-	16,724

Total	$ -	$ 16,724	$ 2,807	$ 19,531

Please see the "Net Realized Gain/(Loss) on Investments" "Change in Unrealized Net Appreciation/Depreciation" sections of the Fund’s Statement of Operations.

Average Ending Monthly Market Value of Derivative Instruments During the Year Ended June 30, 2018

Market Value
Credit default swaps, long	$ 7,265
Forward foreign currency exchange contracts, purchased	26,834
Forward foreign currency exchange contracts, sold	7,841,967
Futures contracts, purchased	17,553,457
Futures contracts, sold	29,783,696

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	17

Janus Henderson Multi-Sector Income Fund

Notes to Schedule of Investments and Other Information

Bloomberg Barclays U.S. Aggregate Bond Index	Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based measure of the investment grade, US dollar-denominated, fixed-rate taxable bond market.

ICE	Intercontinental Exchange
LIBOR	London Interbank Offered Rate
LLC	Limited Liability Company
LP	Limited Partnership
PLC	Public Limited Company

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the year ended June 30, 2018 is $173,120,088, which represents 50.8% of net assets.

*	Non-income producing security.

(a)

All or a portion of this position is not funded, or has been purchased on a delayed delivery or when-issued basis. If applicable, interest rates will be determined and interest will begin to accrue at a future date. See Notes to Financial Statements.

‡

Variable or floating rate security. Rate shown is the current rate as of June 30, 2018. Certain variable rate securities are not based on a published reference rate and spread; they are determined by the issuer or agent and current market conditions. Reference rate is as of reset date and may vary by security, which may not indicate a reference rate and/or spread in their description.

ºº	Rate shown is the 7-day yield as of June 30, 2018.

#	Loaned security; a portion of the security is on loan at June 30, 2018.

µ	Perpetual security. Perpetual securities have no stated maturity date, but they may be called/redeemed by the issuer. The date indicated represents the next call date.

Ç	Step bond. The coupon rate will increase or decrease periodically based upon a predetermined schedule. The rate shown reflects the current rate.

¤

Interest only security. An interest only security represents the interest only portion of a pool of underlying mortgages or mortgage-backed securities which are separated and sold individually from the principal portion of the securities. Principal amount shown represents the par value on which interest payments are based.

¢	Security is valued using significant unobservable inputs.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

∆	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

18	JUNE 30, 2018

Janus Henderson Multi-Sector Income Fund

Notes to Schedule of Investments and Other Information

§				Schedule of Restricted and Illiquid Securities (as of June 30, 2018)
				Value as a
	Acquisition			% of Net
	Date	Cost	Value	Assets
Anchor Glass Container Corp, 9.8073%, 12/7/24	11/26/16	$495,721	$330,000	0.1%
Downstream Development Authority of the Quapaw Tribe of Oklahoma, 10.5000%, 2/15/23	1/24/18	266,477	274,380	0.1
loanDepot Station Place Agency Securitization Trust 2017-1, 3.6911%, 11/25/50	11/29/17	2,102,000	2,099,687	0.6
Moffett Towers Phase II, ICE LIBOR USD 1 Month + 2.8000%, 4.8740%, 6/15/21	6/25/18	1,338,915	1,338,888	0.4
Mural Loft Loan, 8.9500%, 8/1/22	7/13/17	1,945,000	1,945,000	0.6
Quiksilver Inc Bankruptcy Equity Certificate	5/27/16	10,390	11,212	0.0
Total		$6,158,503	$5,999,167	1.8%

The Fund has registration rights for certain restricted securities held as of June 30, 2018. The issuer incurs all registration costs.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of June 30, 2018. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quotes Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Asset-Backed/Commercial Mortgage-Backed Securities	$-	$123,896,522	$-
Bank Loans and Mezzanine Loans	-	34,358,650	-
Corporate Bonds	-	149,716,452	-
Mortgage-Backed Securities	-	24,373,454	-
Common Stocks	931,606	-	11,212
All Other	2,038,392	-	-
Preferred Stocks	-	3,260,076	-
Investment Companies	-	36,398,216	-
Total Investments in Securities	$2,969,998	$372,003,370	$11,212
Other Financial Instruments(a):
Forward Foreign Currency Exchange Contracts	-	16,455	-
Variation Margin Receivable	8,062	-	-
Total Assets	$2,978,060	$372,019,825	$11,212
Liabilities
Other Financial Instruments(a):
Forward Foreign Currency Exchange Contracts	$-	$5,855	$-
Variation Margin Payable	8,000	-	-
Total Liabilities	$8,000	$5,855	$-

(a)

Other financial instruments include forward foreign currency exchange, futures, written options, written swaptions, and swap contracts. Forward foreign currency exchange contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date. Futures, certain written options on futures, and centrally cleared swap contracts are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Written options, written swaptions, and other swap contracts are reported at their market value at measurement date.

Janus Investment Fund	19

Janus Henderson Multi-Sector Income Fund

Statement of Assets and Liabilities

June 30, 2018

See footnotes at the end of the Statement.

Assets:
Unaffiliated investments, at value(1)(2)	$338,586,364
Affiliated investments, at value(3)	36,398,216
Cash	3,759,199
Deposits with brokers for futures	740,000
Forward foreign currency exchange contracts	16,455
Cash denominated in foreign currency(4)	49,873
Closed foreign currency contracts	270,277
Variation margin receivable	8,062
Non-interested Trustees' deferred compensation	7,092
Receivables:
Investments sold	6,875,763
Interest	3,074,298
Fund shares sold	1,521,293
Dividends from affiliates	54,624
Other assets	59,305
Total Assets	391,420,821
Liabilities:
Collateral for securities loaned (Note 3)	916,980
Forward foreign currency exchange contracts	5,855
Closed foreign currency contracts	328
Variation margin payable	8,000
Payables:	—
Investments purchased	48,694,460
Fund shares repurchased	389,508
Advisory fees	129,622
Professional fees	51,033
Transfer agent fees and expenses	42,925
12b-1 Distribution and shareholder servicing fees	18,728
Non-affiliated fund administration fees payable	17,849
Dividends	7,585
Non-interested Trustees' deferred compensation fees	7,092
Non-interested Trustees' fees and expenses	1,538
Custodian fees	1,450
Affiliated fund administration fees payable	695
Accrued expenses and other payables	29,819
Total Liabilities	50,323,467
Net Assets	$341,097,354

See Notes to Financial Statements.

20	JUNE 30, 2018

Janus Henderson Multi-Sector Income Fund

Statement of Assets and Liabilities

June 30, 2018

Net Assets Consist of:
Capital (par value and paid-in surplus)	$345,092,081
Undistributed net investment income/(loss)	30,428
Undistributed net realized gain/(loss) from investments and foreign currency transactions	(743,112)
Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	(3,282,043)
Total Net Assets	$341,097,354
Net Assets - Class A Shares	$15,696,545
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,624,107
Net Asset Value Per Share(5)	$9.66
Maximum Offering Price Per Share(6)	$10.14
Net Assets - Class C Shares	$18,101,200
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,872,308
Net Asset Value Per Share(5)	$9.67
Net Assets - Class D Shares	$31,328,465
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	3,240,337
Net Asset Value Per Share	$9.67
Net Assets - Class I Shares	$196,432,993
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	20,324,722
Net Asset Value Per Share	$9.66
Net Assets - Class N Shares	$2,696,401
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	278,968
Net Asset Value Per Share	$9.67
Net Assets - Class S Shares	$1,227,797
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	126,998
Net Asset Value Per Share	$9.67
Net Assets - Class T Shares	$75,613,953
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	7,825,108
Net Asset Value Per Share	$9.66

(1) Includes cost of $341,970,120.

(2) Includes $897,492 of securities on loan. See Note 3 in Notes to Financial Statements.

(3) Includes cost of $36,398,216.

(4) Includes cost of $33,101.

(5) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(6) Maximum offering price is computed at 100/95.25 of net asset value.

See Notes to Financial Statements.

Janus Investment Fund	21

Janus Henderson Multi-Sector Income Fund

Statement of Operations

For the year ended June 30, 2018

Investment Income:
Interest	$10,452,540
Dividends from affiliates	252,544
Dividends	171,220
Affiliated securities lending income, net	16,871
Other income	334,006
Foreign tax withheld	(2,139)
Total Investment Income	11,225,042
Expenses:
Advisory fees	1,285,764
12b-1 Distribution and shareholder servicing fees:
Class A Shares	33,868
Class C Shares	123,006
Class S Shares	2,946
Transfer agent administrative fees and expenses:
Class D Shares	34,702
Class S Shares	2,946
Class T Shares	118,577
Transfer agent networking and omnibus fees:
Class A Shares	6,246
Class C Shares	10,288
Class I Shares	63,218
Other transfer agent fees and expenses:
Class A Shares	1,499
Class C Shares	1,152
Class D Shares	8,779
Class I Shares	4,431
Class N Shares	74
Class S Shares	21
Class T Shares	780
Registration fees	112,632
Bank loan fees	108,008
Professional fees	67,761
Custodian fees	22,571
Non-affiliated fund administration fees	17,848
Shareholder reports expense	14,147
Affiliated fund administration fees	12,622
Non-interested Trustees’ fees and expenses	6,587
Other expenses	97,287
Total Expenses	2,157,760
Less: Excess Expense Reimbursement and Waivers	(252,361)
Net Expenses	1,905,399
Net Investment Income/(Loss)	9,319,643

See Notes to Financial Statements.

22	JUNE 30, 2018

Janus Henderson Multi-Sector Income Fund

Statement of Operations

For the year ended June 30, 2018

Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	$(305,832)
Forward foreign currency exchange contracts	275,090
Futures contracts	387,628
Swap contracts	6,292
Total Net Realized Gain/(Loss) on Investments	363,178
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	(3,967,650)
Forward foreign currency exchange contracts	16,724
Futures contracts	2,807
Total Change in Unrealized Net Appreciation/Depreciation	(3,948,119)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$5,734,702

See Notes to Financial Statements.

Janus Investment Fund	23

Janus Henderson Multi-Sector Income Fund

Statements of Changes in Net Assets

	Year ended June 30, 2018	Year ended June 30, 2017

Operations:
Net investment income/(loss)	$9,319,643	$4,117,676
Net realized gain/(loss) on investments	363,178	1,616,366
Change in unrealized net appreciation/depreciation	(3,948,119)	(79,742)
Net Increase/(Decrease) in Net Assets Resulting from Operations	5,734,702	5,654,300
Dividends and Distributions to Shareholders:
Dividends from Net Investment Income
Class A Shares	(580,630)	(534,715)
Class C Shares	(429,418)	(206,289)
Class D Shares	(1,299,763)	(917,935)
Class I Shares	(5,042,696)	(2,150,633)
Class N Shares	(93,167)	(135,378)
Class S Shares	(50,276)	(87,245)
Class T Shares	(2,054,057)	(553,166)
Total Dividends from Net Investment Income	(9,550,007)	(4,585,361)
Distributions from Net Realized Gain from Investment Transactions
Class A Shares	(91,138)	(21,888)
Class C Shares	(72,976)	(9,050)
Class D Shares	(168,745)	(30,387)
Class I Shares	(605,748)	(67,967)
Class N Shares	(10,931)	(4,701)
Class S Shares	(6,777)	(3,588)
Class T Shares	(292,667)	(21,524)
Total Distributions from Net Realized Gain from Investment Transactions	(1,248,982)	(159,105)
Net Decrease from Dividends and Distributions to Shareholders	(10,798,989)	(4,744,466)
Capital Share Transactions:
Class A Shares	7,624,053	(1,962,471)
Class C Shares	13,357,381	1,155,323
Class D Shares	7,302,201	12,994,375
Class I Shares	135,306,281	34,100,144
Class N Shares	1,186,108	(1,179,784)
Class S Shares	134,343	(817,692)
Class T Shares	59,707,739	10,368,557
Net Increase/(Decrease) from Capital Share Transactions	224,618,106	54,658,452
Net Increase/(Decrease) in Net Assets	219,553,819	55,568,286
Net Assets:
Beginning of period	121,543,535	65,975,249
End of period	$341,097,354	$121,543,535

Undistributed Net Investment Income/(Loss)	$30,428	$(3,888)

See Notes to Financial Statements.

24	JUNE 30, 2018

Janus Henderson Multi-Sector Income Fund

Financial Highlights

Class A Shares
For a share outstanding during each year or period ended June 30	2018	2017	2016		2015	2014(1)
Net Asset Value, Beginning of Period	$9.83	$9.72	$9.84		$10.14	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.40	0.45	0.39		0.41	0.13
Net realized and unrealized gain/(loss)	(0.08)	0.19	(0.09)		(0.19)	0.14
Total from Investment Operations	0.32	0.64	0.30		0.22	0.27
Less Dividends and Distributions:
Dividends (from net investment income)	(0.43)	(0.51)	(0.41)		(0.48)	(0.13)
Distributions (from capital gains)	(0.06)	(0.02)	—		(0.04)	—
Return of capital	—	—	(0.01)		—	—
Total Dividends and Distributions	(0.49)	(0.53)	(0.42)		(0.52)	(0.13)
Net Asset Value, End of Period	$9.66	$9.83	$9.72		$9.84	$10.14
Total Return*	3.20%	6.78%	3.14%		2.19%	2.73%
Net Assets, End of Period (in thousands)	$15,697	$8,412	$10,240		$2,222	$1,762
Average Net Assets for the Period (in thousands)	$13,616	$10,263	$5,892		$1,977	$1,676
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.11%	1.20%	1.52%		2.29%	6.12%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.99%	0.96%	1.00%		0.99%	1.00%
Ratio of Net Investment Income/(Loss)	4.16%	4.60%	4.12%		4.16%	3.89%
Portfolio Turnover Rate	194%(3)	139%	76%		132%	74%
				1

Class C Shares
For a share outstanding during each year or period ended June 30	2018	2017	2016	2015	2014(1)
Net Asset Value, Beginning of Period	$9.84	$9.72	$9.84	$10.14	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.33	0.38	0.33	0.34	0.11
Net realized and unrealized gain/(loss)	(0.09)	0.20	(0.10)	(0.20)	0.14
Total from Investment Operations	0.24	0.58	0.23	0.14	0.25
Less Dividends and Distributions:
Dividends (from net investment income)	(0.35)	(0.44)	(0.34)	(0.40)	(0.11)
Distributions (from capital gains)	(0.06)	(0.02)	—	(0.04)	—
Return of capital	—	—	(0.01)	—	—
Total Dividends and Distributions	(0.41)	(0.46)	(0.35)	(0.44)	(0.11)
Net Asset Value, End of Period	$9.67	$9.84	$9.72	$9.84	$10.14
Total Return*	2.40%	6.11%	2.46%	1.44%	2.48%
Net Assets, End of Period (in thousands)	$18,101	$5,056	$3,844	$1,972	$1,798
Average Net Assets for the Period (in thousands)	$12,273	$4,598	$2,921	$1,879	$1,685
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.90%	1.94%	2.26%	3.04%	6.87%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.79%	1.69%	1.69%	1.74%	1.75%
Ratio of Net Investment Income/(Loss)	3.40%	3.93%	3.46%	3.40%	3.14%
Portfolio Turnover Rate	194%(3)	139%	76%	132%	74%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from February 28, 2014 (inception date) through June 30, 2014.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

(3)  Portfolio Turnover Rate excludes TBA (to be announced) purchase and sales commitments.

See Notes to Financial Statements.

Janus Investment Fund	25

Janus Henderson Multi-Sector Income Fund

Financial Highlights

Class D Shares
For a share outstanding during each year or period ended June 30	2018	2017	2016	2015	2014(1)
Net Asset Value, Beginning of Period	$9.84	$9.72	$9.84	$10.14	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.43	0.48	0.42	0.43	0.13
Net realized and unrealized gain/(loss)	(0.10)	0.19	(0.10)	(0.20)	0.14
Total from Investment Operations	0.33	0.67	0.32	0.23	0.27
Less Dividends and Distributions:
Dividends (from net investment income)	(0.44)	(0.53)	(0.43)	(0.49)	(0.13)
Distributions (from capital gains)	(0.06)	(0.02)	—	(0.04)	—
Return of capital	—	—	(0.01)	—	—
Total Dividends and Distributions	(0.50)	(0.55)	(0.44)	(0.53)	(0.13)
Net Asset Value, End of Period	$9.67	$9.84	$9.72	$9.84	$10.14
Total Return*	3.36%	7.06%	3.34%	2.32%	2.72%
Net Assets, End of Period (in thousands)	$31,328	$24,575	$11,396	$5,208	$2,690
Average Net Assets for the Period (in thousands)	$28,932	$16,919	$8,733	$3,998	$2,204
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.98%	1.07%	1.41%	2.22%	6.05%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.84%	0.80%	0.81%	0.87%	1.03%
Ratio of Net Investment Income/(Loss)	4.36%	4.89%	4.34%	4.30%	3.90%
Portfolio Turnover Rate	194%(3)	139%	76%	132%	74%

Class I Shares
For a share outstanding during each year or period ended June 30	2018	2017	2016	2015	2014(1)
Net Asset Value, Beginning of Period	$9.83	$9.72	$9.84	$10.14	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.43	0.49	0.41	0.44	0.14
Net realized and unrealized gain/(loss)	(0.09)	0.18	(0.08)	(0.20)	0.14
Total from Investment Operations	0.34	0.67	0.33	0.24	0.28
Less Dividends and Distributions:
Dividends (from net investment income)	(0.45)	(0.54)	(0.44)	(0.50)	(0.14)
Distributions (from capital gains)	(0.06)	(0.02)	—	(0.04)	—
Return of capital	—	—	(0.01)	—	—
Total Dividends and Distributions	(0.51)	(0.56)	(0.45)	(0.54)	(0.14)
Net Asset Value, End of Period	$9.66	$9.83	$9.72	$9.84	$10.14
Total Return*	3.46%	7.06%	3.48%	2.47%	2.81%
Net Assets, End of Period (in thousands)	$196,433	$63,716	$29,216	$1,805	$1,763
Average Net Assets for the Period (in thousands)	$110,623	$38,892	$6,816	$1,777	$1,677
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.87%	0.94%	1.03%	2.02%	5.86%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.76%	0.69%	0.68%	0.72%	0.74%
Ratio of Net Investment Income/(Loss)	4.45%	5.00%	4.40%	4.41%	4.15%
Portfolio Turnover Rate	194%(3)	139%	76%	132%	74%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from February 28, 2014 (inception date) through June 30, 2014.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

(3)  Portfolio Turnover Rate excludes TBA (to be announced) purchase and sales commitments.

See Notes to Financial Statements.

26	JUNE 30, 2018

Janus Henderson Multi-Sector Income Fund

Financial Highlights

Class N Shares
For a share outstanding during each year or period ended June 30	2018	2017	2016	2015	2014(1)
Net Asset Value, Beginning of Period	$9.84	$9.72	$9.84	$10.14	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.44	0.48	0.43	0.44	0.14
Net realized and unrealized gain/(loss)	(0.09)	0.20	(0.10)	(0.20)	0.14
Total from Investment Operations	0.35	0.68	0.33	0.24	0.28
Less Dividends and Distributions:
Dividends (from net investment income)	(0.46)	(0.54)	(0.44)	(0.50)	(0.14)
Distributions (from capital gains)	(0.06)	(0.02)	—	(0.04)	—
Return of capital	—	—	(0.01)	—	—
Total Dividends and Distributions	(0.52)	(0.56)	(0.45)	(0.54)	(0.14)
Net Asset Value, End of Period	$9.67	$9.84	$9.72	$9.84	$10.14
Total Return*	3.51%	7.21%	3.49%	2.47%	2.82%
Net Assets, End of Period (in thousands)	$2,696	$1,553	$2,694	$2,031	$1,763
Average Net Assets for the Period (in thousands)	$2,017	$2,474	$2,336	$1,957	$1,677
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.84%	0.90%	1.28%	2.02%	5.85%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.69%	0.65%	0.67%	0.72%	0.74%
Ratio of Net Investment Income/(Loss)	4.50%	4.90%	4.48%	4.42%	4.15%
Portfolio Turnover Rate	194%(3)	139%	76%	132%	74%

Class S Shares
For a share outstanding during each year or period ended June 30	2018	2017	2016	2015	2014(1)
Net Asset Value, Beginning of Period	$9.84	$9.72	$9.84	$10.14	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.40	0.44	0.41	0.39	0.12
Net realized and unrealized gain/(loss)	(0.09)	0.21	(0.10)	(0.20)	0.14
Total from Investment Operations	0.31	0.65	0.31	0.19	0.26
Less Dividends and Distributions:
Dividends (from net investment income)	(0.42)	(0.51)	(0.42)	(0.45)	(0.12)
Distributions (from capital gains)	(0.06)	(0.02)	—	(0.04)	—
Return of capital	—	—	(0.01)	—	—
Total Dividends and Distributions	(0.48)	(0.53)	(0.43)	(0.49)	(0.12)
Net Asset Value, End of Period	$9.67	$9.84	$9.72	$9.84	$10.14
Total Return*	3.12%	6.82%	3.26%	1.96%	2.65%
Net Assets, End of Period (in thousands)	$1,228	$1,115	$1,909	$1,809	$1,801
Average Net Assets for the Period (in thousands)	$1,181	$1,703	$1,809	$1,811	$1,699
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.37%	1.40%	1.80%	2.52%	6.35%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.07%	1.02%	0.90%	1.22%	1.25%
Ratio of Net Investment Income/(Loss)	4.13%	4.51%	4.26%	3.92%	3.65%
Portfolio Turnover Rate	194%(3)	139%	76%	132%	74%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from February 28, 2014 (inception date) through June 30, 2014.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

(3)  Portfolio Turnover Rate excludes TBA (to be announced) purchase and sales commitments.

See Notes to Financial Statements.

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Janus Henderson Multi-Sector Income Fund

Financial Highlights

Class T Shares
For a share outstanding during each year or period ended June 30	2018	2017	2016	2015	2014(1)
Net Asset Value, Beginning of Period	$9.83	$9.71	$9.84	$10.14	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.41	0.47	0.40	0.42	0.13
Net realized and unrealized gain/(loss)	(0.09)	0.19	(0.10)	(0.20)	0.14
Total from Investment Operations	0.32	0.66	0.30	0.22	0.27
Less Dividends and Distributions:
Dividends (from net investment income)	(0.43)	(0.52)	(0.42)	(0.48)	(0.13)
Distributions (from capital gains)	(0.06)	(0.02)	—	(0.04)	—
Return of capital	—	—	(0.01)	—	—
Total Dividends and Distributions	(0.49)	(0.54)	(0.43)	(0.52)	(0.13)
Net Asset Value, End of Period	$9.66	$9.83	$9.71	$9.84	$10.14
Total Return*	3.26%	6.97%	3.21%	2.21%	2.73%
Net Assets, End of Period (in thousands)	$75,614	$17,117	$6,676	$4,384	$1,831
Average Net Assets for the Period (in thousands)	$47,107	$10,244	$10,779	$2,607	$1,716
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.06%	1.15%	1.55%	2.26%	6.10%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.94%	0.88%	0.88%	0.97%	1.00%
Ratio of Net Investment Income/(Loss)	4.26%	4.84%	4.24%	4.20%	3.89%
Portfolio Turnover Rate	194%(3)	139%	76%	132%	74%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from February 28, 2014 (inception date) through June 30, 2014.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

(3)  Portfolio Turnover Rate excludes TBA (to be announced) purchase and sales commitments.

See Notes to Financial Statements.

28	JUNE 30, 2018

Janus Henderson Multi-Sector Income Fund

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Janus Henderson Multi-Sector Income Fund (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 49 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks high current income with a secondary focus on capital appreciation. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares. Class D shares are closed to certain new investors.

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus Henderson funds. Class D Shares are available only to investors who hold accounts directly with the Janus Henderson funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of: 1) certain adviser-assisted, employer-sponsored retirement plans, including 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans; and 2) retail investors purchasing in qualified or nonqualified accounts, whose accounts are held through an omnibus account at their financial intermediary, and where the financial intermediary requires no payment or reimbursement from the Fund, Janus Capital Management LLC (“Janus Capital”), or its affiliates. Class N Shares are also available to Janus Henderson proprietary products and to certain direct institutional investors approved by Janus Distributors LLC dba Janus Henderson Distributors (“Janus Henderson Distributors”) including, but not limited to, corporations, certain retirement plans, public plans, and foundations and endowments, subject to minimum investment requirements.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price.

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Janus Henderson Multi-Sector Income Fund

Notes to Financial Statements

Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2018 to fair value the Fund’s investments in

30	JUNE 30, 2018

Janus Henderson Multi-Sector Income Fund

Notes to Financial Statements

securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

The Fund did not hold a significant amount of Level 3 securities as of June 30, 2018.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the year. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

Dividends are declared daily and distributed monthly for the Fund. Realized capital gains, if any, are declared and distributed in December. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or the Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

Janus Investment Fund	31

Janus Henderson Multi-Sector Income Fund

Notes to Financial Statements

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

On December 22, 2017, the Tax Cuts and Jobs Act was signed into law. Currently, Management does not believe the bill will have a material impact on the Fund’s intention to continue to qualify as a regulated investment company, which is generally not subject to U.S. federal income tax.

2. Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the year ended June 30, 2018 is discussed in further detail below. A summary of derivative activity by the Fund is reflected in the tables at the end of the Schedule of Investments.

The Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry of commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

32	JUNE 30, 2018

Janus Henderson Multi-Sector Income Fund

Notes to Financial Statements

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. Additionally, the Fund may deposit cash and/or treasuries as collateral with the counterparty and/or custodian daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized loss on OTC derivative contracts with a particular counterparty. All liquid securities and restricted cash are considered to cover in an amount at all times equal to or greater than the Fund’s commitment with respect to certain exchange-traded derivatives, centrally cleared derivatives, forward foreign currency exchange contracts, short sales, and/or securities with extended settlement dates. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital's ability to establish and maintain appropriate systems and trading.

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Fund may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Fund may also invest in forward currency contracts for non-hedging purposes such as seeking to enhance returns. The Fund is subject to currency risk and counterparty risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

Forward currency contracts are valued by converting the foreign value to U.S. dollars by using the current spot U.S. dollar exchange rate and/or forward rate for that currency. Exchange and forward rates as of the close of the NYSE shall be used to value the forward currency contracts. The unrealized appreciation/(depreciation) for forward currency contracts is reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations for the change in unrealized net appreciation/depreciation (if applicable). The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a forward currency contract is reported on the Statement of Operations (if applicable).

During the year, the Fund entered into forward currency contracts with the obligation to purchase foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund.

Janus Investment Fund	33

Janus Henderson Multi-Sector Income Fund

Notes to Financial Statements

During the year, the Fund entered into forward currency contracts with the obligation to purchase foreign currencies in the future at an agreed upon rate in order to take a positive outlook on the related currency. These forward contracts seek to increase exposure to currency risk.

During the year, the Fund entered into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund.

During the year, the Fund entered into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to take a negative outlook on the related currency. These forward contracts seek to increase exposure to currency risk.

Futures Contracts

A futures contract is an exchange-traded agreement to take or make delivery of an underlying asset at a specific time in the future for a specific predetermined negotiated price. The Fund may enter into futures contracts to gain exposure to the stock market or other markets pending investment of cash balances or to meet liquidity needs. The Fund is subject to interest rate risk, equity risk, and currency risk in the normal course of pursuing its investment objective through its investments in futures contracts. The Fund may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts on commodities are valued at the settlement price on valuation date on the commodities exchange as reported by an approved vendor. Mini contracts, as defined in the description of the contract, shall be valued using the Actual Settlement Price or “ASET” price type as reported by an approved vendor. In the event that foreign futures trade when the foreign equity markets are closed, the last foreign futures trade price shall be used. Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities (if applicable). The change in unrealized net appreciation/depreciation is reported on the Statement of Operations (if applicable). When a contract is closed, a realized gain or loss is reported on the Statement of Operations (if applicable), equal to the difference between the opening and closing value of the contract. Securities held by the Fund that are designated as collateral for market value on futures contracts are noted on the Schedule of Investments (if applicable). Such collateral is in the possession of the Fund’s futures commission merchant.

With futures, there is minimal counterparty credit risk to the Fund since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

During the year, the Fund purchased interest rate futures to increase exposure to interest rate risk.

During the year, the Fund sold interest rate futures to decrease exposure to interest rate risk.

Swaps

Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year to exchange one set of cash flows for another. The most significant factor in the performance of swap agreements is the change in value of the specific index, security, or currency, or other factors that determine the amounts of payments due to and from the Fund. The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Swap transactions may in some instances involve the delivery of securities or other underlying assets by the Fund or its counterparty to collateralize obligations under the swap. If the other party to a swap that is not collateralized defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. Swap agreements entail the risk that a party will default on its payment obligations to the Fund. If the other party to a swap defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If the Fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Fund and reduce the Fund’s total return.

Swap agreements also bear the risk that the Fund will not be able to meet its obligation to the counterparty. Swap agreements are typically privately negotiated and entered into in the OTC market. However, certain swap agreements are required to be cleared through a clearinghouse and traded on an exchange or swap execution facility. Swaps that are required to be cleared are required to post initial and variation margins in accordance with the exchange requirements. Regulations enacted require the Fund to centrally clear certain interest rate and credit default index

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swaps through a clearinghouse or central counterparty (“CCP”). To clear a swap with a CCP, the Fund will submit the swap to, and post collateral with, a futures clearing merchant (“FCM”) that is a clearinghouse member. Alternatively, the Fund may enter into a swap with a financial institution other than the FCM (the “Executing Dealer”) and arrange for the swap to be transferred to the FCM for clearing. The Fund may also enter into a swap with the FCM itself. The CCP, the FCM, and the Executing Dealer are all subject to regulatory oversight by the U.S. Commodity Futures Trading Commission (“CFTC”). A default or failure by a CCP or an FCM, or the failure of a swap to be transferred from an Executing Dealer to the FCM for clearing, may expose the Fund to losses, increase its costs, or prevent the Fund from entering or exiting swap positions, accessing collateral, or fully implementing its investment strategies. The regulatory requirement to clear certain swaps could, either temporarily or permanently, reduce the liquidity of cleared swaps or increase the costs of entering into those swaps.

Index swaps, interest rate swaps, and credit default swaps are valued using an approved vendor supplied price. Basket swaps are valued using a broker supplied price. Equity swaps that consist of a single underlying equity are valued either at the closing price, the latest bid price, or the last sale price on the primary market or exchange it trades.

The market value of swap contracts are aggregated by positive and negative values and are disclosed separately as an asset or liability on the Fund’s Statement of Assets and Liabilities (if applicable). Realized gains and losses are reported on the Fund’s Statement of Operations (if applicable). The change in unrealized net appreciation or depreciation during the year is included in the Statement of Operations (if applicable).

The Fund’s maximum risk of loss from counterparty risk or credit risk is the discounted value of the payments to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to cover the Fund’s exposure to the counterparty.

The Fund may enter into various types of credit default swap agreements, including OTC credit default swap agreements and index credit default swaps (“CDX”), for investment purposes and to add leverage to its portfolio. Credit default swaps are a specific kind of counterparty agreement that allow the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments. Credit default swaps could result in losses if the Fund does not correctly evaluate the creditworthiness of the company or companies on which the credit default swap is based. Credit default swap agreements may involve greater risks than if the Fund had invested in the reference obligation directly since, in addition to risks relating to the reference obligation, credit default swaps are subject to liquidity risk, counterparty risk, and credit risk. The Fund will generally incur a greater degree of risk when it sells a credit default swap than when it purchases a credit default swap. As a buyer of a credit default swap, the Fund may lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. As seller of a credit default swap, if a credit event were to occur, the value of any deliverable obligation received by the Fund, coupled with the upfront or periodic payments previously received, may be less than what it pays to the buyer, resulting in a loss of value to the Fund.

As a buyer of credit protection, the Fund is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract in the event of a default or other credit event by a third party, such as a U.S. or foreign issuer, on the debt obligation. In return, the Fund as buyer would pay to the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Fund would have spent the stream of payments and potentially received no benefit from the contract.

If the Fund is the seller of credit protection against a particular security, the Fund would receive an up-front or periodic payment to compensate against potential credit events. As the seller in a credit default swap contract, the Fund would be required to pay the par value (the “notional value”) (or other agreed-upon value) of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would keep the stream of payments and would have no payment obligations. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional value of the swap. The maximum potential amount of future payments (undiscounted) that the Fund as a seller could be required to make in a credit default transaction would be the notional amount of the agreement.

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The Fund may invest in CDXs. A CDX is a swap on an index of credit default swaps. CDXs allow an investor to manage credit risk or take a position on a basket of credit entities (such as credit default swaps or commercial mortgage-backed securities) in a more efficient manner than transacting in a single-name CDS. If a credit event occurs in one of the underlying companies, the protection is paid out via the delivery of the defaulted bond by the buyer of protection in return for a payment of notional value of the defaulted bond by the seller of protection or it may be settled through a cash settlement between the two parties. The underlying company is then removed from the index. If the Fund holds a long position in a CDX, the Fund would indirectly bear its proportionate share of any expenses paid by a CDX. A Fund holding a long position in CDXs typically receives income from principal or interest paid on the underlying securities. By investing in CDXs, the Fund could be exposed to illiquidity risk, counterparty risk, and credit risk of the issuers of the underlying loan obligations and of the CDX markets. If there is a default by the CDX counterparty, the Fund will have contractual remedies pursuant to the agreements related to the transaction. CDXs also bear the risk that the Fund will not be able to meet its obligation to the counterparty.

During the year, the Fund sold protection via the credit default swap market in order to gain credit risk exposure to individual corporates, countries and/or credit indices where gaining this exposure via the cash bond market was less attractive.

There were no credit default swaps held at June 30, 2018.

3. Other Investments and Strategies

Additional Investment Risk

The Fund may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes, or adverse developments specific to the issuer.

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) of 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and

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asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). There is considerable uncertainty about how Brexit will be conducted, how negotiations of necessary treaties and trade agreements will proceed, or how financial markets will react. In addition, one or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Loans

The Fund may invest in various commercial loans, including bank loans, bridge loans, debtor-in-possession (“DIP”) loans, mezzanine loans, and other fixed and floating rate loans. These loans may be acquired through loan participations and assignments or on a when-issued basis. Commercial loans will comprise no more than 20% of the Fund’s total assets. Below are descriptions of the types of loans held by the Fund as of June 30, 2018.

• Bank Loans - Bank loans are obligations of companies or other entities entered into in connection with recapitalizations, acquisitions, and refinancings. The Fund’s investments in bank loans are generally acquired as a participation interest in, or assignment of, loans originated by a lender or other financial institution. These investments may include institutionally-traded floating and fixed-rate debt securities.

• Floating Rate Loans – Floating rate loans are debt securities that have floating interest rates, that adjust periodically, and are tied to a benchmark lending rate, such as London Interbank Offered Rate (“LIBOR”). In other cases, the lending rate could be tied to the prime rate offered by one or more major U.S. banks or the rate paid on large certificates of deposit traded in the secondary markets. If the benchmark lending rate changes, the rate payable to lenders under the loan will change at the next scheduled adjustment date specified in the loan agreement. Floating rate loans are typically issued to companies (‘‘borrowers’’) in connection with recapitalizations, acquisitions, and refinancings. Floating rate loan investments are generally below investment grade. Senior floating rate loans are secured by specific collateral of a borrower and are senior in the borrower’s capital structure. The senior position in the borrower’s capital structure generally gives holders of senior loans a claim on certain of the borrower’s assets that is senior to subordinated debt and preferred and common stock in the case of a borrower’s default. Floating rate loan investments may involve foreign borrowers, and investments may be denominated in foreign currencies. Floating rate loans often involve

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borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Fund may invest in obligations of borrowers who are in bankruptcy proceedings. While the Fund generally expects to invest in fully funded term loans, certain of the loans in which the Fund may invest include revolving loans, bridge loans, and delayed draw term loans.

Purchasers of floating rate loans may pay and/or receive certain fees. The Fund may receive fees such as covenant waiver fees or prepayment penalty fees. The Fund may pay fees such as facility fees. Such fees may affect the Fund’s return.

• Mezzanine Loans - Mezzanine loans are secured by the stock of the company that owns the assets. Mezzanine loans are a hybrid of debt and equity financing that is typically used to fund the expansion of existing companies. A mezzanine loan is composed of debt capital that gives the lender the right to convert to an ownership or equity interest in the company if the loan is not paid back in time and in full. Mezzanine loans typically are the most subordinated debt obligation in an issuer’s capital structure.

Mortgage- and Asset-Backed Securities

Mortgage- and asset-backed securities represent interests in “pools” of commercial or residential mortgages or other assets, including consumer loans or receivables. The Fund may purchase fixed or variable rate commercial or residential mortgage-backed securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), or other governmental or government-related entities. Ginnie Mae’s guarantees are backed by the full faith and credit of the U.S. Government, which means that the U.S. Government guarantees that the interest and principal will be paid when due. Fannie Mae and Freddie Mac securities are not backed by the full faith and credit of the U.S. Government. In September 2008, the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. Government, placed Fannie Mae and Freddie Mac under conservatorship. Since that time, Fannie Mae and Freddie Mac have received capital support through U.S. Treasury preferred stock purchases, and Treasury and Federal Reserve purchases of their mortgage-backed securities. The FHFA and the U.S. Treasury have imposed strict limits on the size of these entities’ mortgage portfolios. The FHFA has the power to cancel any contract entered into by Fannie Mae and Freddie Mac prior to FHFA’s appointment as conservator or receiver, including the guarantee obligations of Fannie Mae and Freddie Mac.

The Fund may also purchase other mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized debt obligations, structured investment vehicles, and other similar securities. Asset-backed securities may be backed by various consumer obligations, including automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying loans are not paid, the securities’ issuer could be forced to sell the assets and recognize losses on such assets, which could impact your return. Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Mortgage- and asset-backed securities are subject to both extension risk, where borrowers pay off their debt obligations more slowly in times of rising interest rates, and prepayment risk, where borrowers pay off their debt obligations sooner than expected in times of declining interest rates. These risks may reduce the Fund’s returns. In addition, investments in mortgage- and asset-backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, and liquidity risk than various other types of fixed-income securities. Additionally, although mortgage-backed securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that guarantors or insurers will meet their obligations.

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, in the event of a default and/or termination event, the Fund may offset with each counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. For financial reporting purposes, the Fund does not

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offset certain derivative financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities.

The following tables present gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the “Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of June 30, 2018” table located in the Fund’s Schedule of Investments.

Offsetting of Financial Assets and Derivative Assets

	Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

Bank of America	$3,406	$(976)	$—	$2,430
Barclays Capital, Inc.	5,186	(1,173)	—	4,013
BNP Paribas	66	—	—	66
Citibank NA	4,981	(587)	—	4,394
Deutsche Bank AG	897,492	—	(897,492)	—
HSBC Securities (USA), Inc.	831	—	—	831
JPMorgan Chase & Co.	1,985	(1,985)	—	—

Total	$913,947	$(4,721)	$(897,492)	$11,734
Offsetting of Financial Liabilities and Derivative Liabilities

	Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Liabilities	or Liability(a)	Pledged(b)	Net Amount

Bank of America	$976	$(976)	$—	$—
Barclays Capital, Inc.	1,173	(1,173)	—	—
Citibank NA	587	(587)	—	—
JPMorgan Chase & Co.	3,119	(1,985)	—	1,134

Total	$5,855	$(4,721)	$—	$1,134
(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions in accordance with the Agency Securities Lending and Repurchase Agreement. Securities on loan will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Upon receipt of cash collateral, Janus Capital intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Henderson Cash Collateral Fund LLC. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The Fund generally does not exchange collateral on its forward foreign currency contracts with its counterparties; however, all liquid securities and restricted cash are considered to cover in an amount at all times equal to or greater than the Fund’s commitment with respect to these contracts. Certain securities may be segregated at the Fund’s custodian. These segregated securities are denoted on the accompanying Schedule of Investments and are evaluated daily to ensure their cover and/or market value equals or exceeds the Fund’s corresponding forward foreign currency exchange contract's obligation value.

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Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Restricted Security Transactions

Restricted securities held by the Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Fund to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Securities Lending

Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to certain qualified broker-dealers and institutions. Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions in accordance with the Agency Securities Lending and Repurchase Agreement. The Fund may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Henderson Cash Collateral Fund LLC. An investment in Janus Henderson Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Henderson Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Henderson Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Henderson Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments (if applicable).

Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations. As of June 30, 2018, securities lending transactions accounted for as secured borrowings with an overnight and

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continuous contractual maturity are $897,492. Gross amounts of recognized liabilities for securities lending (collateral received) as of June 30, 2018 is $916,980, resulting in the net amount due to the counterparty of $19,488.

Sovereign Debt

The Fund may invest in U.S. and non-U.S. government debt securities (“sovereign debt”). Some investments in sovereign debt, such as U.S. sovereign debt, are considered low risk. However, investments in sovereign debt, especially the debt of less developed countries, can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors including, but not limited to, its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, the relative size of its debt position in relation to its economy as a whole, the sovereign debtor’s policy toward international lenders, and local political constraints to which the governmental entity may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies, and other entities. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance, or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to timely service its debts. The Fund may be requested to participate in the rescheduling of such sovereign debt and to extend further loans to governmental entities, which may adversely affect the Fund’s holdings. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Fund may collect all or part of the sovereign debt that a governmental entity has not repaid. In addition, to the extent the Fund invests in non-U.S. sovereign debt, it may be subject to currency risk.

TBA Commitments

The Fund may enter into “to be announced” or “TBA” commitments. TBAs are forward agreements for the purchase or sale of securities, including mortgage-backed securities, for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate, and mortgage terms. Although the particular TBA securities must meet industry-accepted “good delivery” standards, there can be no assurance that a security purchased on forward commitment basis will ultimately be issued or delivered by the counterparty. During the settlement period, the Fund will still bear the risk of any decline in the value of the security to be delivered. Because TBA commitments do not require the purchase and sale of identical securities, the characteristics of the security delivered to the Fund may be less favorable than the security delivered to the dealer. If the counterparty to a transaction fails to deliver the security, the Fund could suffer a loss.

When-Issued, Delayed Delivery and Forward Commitment Transactions

The Fund may purchase or sell securities on a when-issued, delayed delivery, or forward commitment basis. When purchasing a security on a when-issued, delayed delivery, or forward commitment basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Typically, no income accrues on securities the Fund has committed to purchase prior to the time delivery of the securities is made. Because the Fund is not required to pay for the security until the delivery date, these risks are in addition to the risks associated with the Fund’s other investments. If the other party to a transaction fails to deliver the securities, the Fund could miss a favorable price or yield opportunity. If the Fund remains substantially fully invested at a time when when-issued, delayed delivery, or forward commitment purchases are outstanding, the purchases may result in a form of leverage.

When the Fund has sold a security on a when-issued, delayed delivery, or forward commitment basis, the Fund does not participate in future gains or losses with respect to the security. If the other party to a transaction fails to pay for the securities, the Fund could suffer a loss. Additionally, when selling a security on a when-issued, delayed delivery, or forward commitment basis without owning the security, the Fund will incur a loss if the security’s price appreciates in value such that the security’s price is above the agreed upon price on the settlement date. The Fund may dispose of or renegotiate a transaction after it is entered into, and may purchase or sell when-issued, delayed delivery or forward commitment securities before the settlement date, which may result in a gain or loss.

Janus Investment Fund	41

Janus Henderson Multi-Sector Income Fund

Notes to Financial Statements

4. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Fund’s contractual investment advisory fee rate (expressed as an annual rate).

Average Daily Net Assets of the Fund	Contractual Investment Advisory Fee (%)
First $200 Million	0.60
Next $500 Million	0.57
Over $700 Million	0.55

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s total annual fund operating expenses, including the investment advisory fee, but excluding the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus/administrative fees payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.64% of the Fund’s average daily net assets. Janus Capital has agreed to continue the waivers until at least November 1, 2018. If applicable, amounts waived and/or reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund’s Class D Shares pay an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order

42	JUNE 30, 2018

Janus Henderson Multi-Sector Income Fund

Notes to Financial Statements

processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital. For all share classes except Class D Shares, Janus Services also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.

Janus Services is compensated for its services related to the Fund’s Class D Shares. In addition to the administrative fees discussed above, Janus Services receives reimbursement for out-of-pocket costs it incurs for serving as transfer agent and providing, or arranging for, servicing to shareholders. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Henderson Distributors, a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Henderson Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution and shareholder servicing fees” in the Statement of Operations.

Janus Capital serves as administrator to the Fund pursuant to an administration agreement between Janus Capital and the Trust. Under the administration agreement, Janus Capital provides oversight and coordination of the Fund’s service providers, recordkeeping, and other administrative services, and is reimbursed by the Fund for certain of its costs in providing these services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. The Fund pays for some or all of the salaries, fees, and expenses of Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital (or any subadvisor, as applicable) provides to the Fund. These amounts are disclosed as “Affiliated Fund administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Fund’s Chief Compliance Officer and certain compliance staff, all of whom are employees of Janus Capital and/or its affiliates, are shared with the Fund. Total compensation of $476,345 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended June 30, 2018. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

Effective April 1, 2018, BNP Paribas Financial Services (“BPFS”) provides certain administrative services to the Fund, including services related to Fund accounting, calculation of the Fund’s daily NAV, and Fund audit, tax, and reporting obligations, pursuant to a sub-administration agreement with Janus Capital on behalf of the Fund. As compensation for such services, Janus Capital pays BPFS a fee based on a percentage of the Fund’s assets, along with a flat fee, and is reimbursed by the Fund for amounts paid to BPFS (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). These amounts are disclosed as “Non-affiliated fund administration fees” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of June 30, 2018 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency

Janus Investment Fund	43

Janus Henderson Multi-Sector Income Fund

Notes to Financial Statements

translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended June 30, 2018 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $471,025 were paid by the Trust to the Trustees under the Deferred Plan during the year ended June 30, 2018.

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital  has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Henderson Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Henderson Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Fund's ability to withdraw investments from Janus Henderson Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Henderson Cash Liquidity Fund LLC. The units of Janus Henderson Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the year ended June 30, 2018 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

Class A Shares include a 4.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Henderson Distributors and financial intermediaries. During the year ended June 30, 2018, Janus Henderson Distributors retained upfront sales charges of $9,262.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Henderson Distributors during the year ended June 30, 2018.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the year ended June 30, 2018, redeeming shareholders of Class C Shares paid CDSCs of $2,002.

As of June 30, 2018, shares of the Fund were owned by affiliates of Janus Henderson Investors, and/or other funds advised by Janus Henderson, as indicated in the table below:

Class	% of Class Owned	% of Fund Owned
Class A Shares	-%	-%
Class C Shares	-	-
Class D Shares	-	-
Class I Shares	-	-
Class N Shares	-	-
Class S Shares	85	-*
Class T Shares	-	-

* Less than 0.50%

44	JUNE 30, 2018

Janus Henderson Multi-Sector Income Fund

Notes to Financial Statements

In addition, other shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

The Fund is permitted to purchase or sell securities (“cross-trade”) between itself and other funds or accounts managed by Janus Capital in accordance with Rule 17a-7 under the Investment Company Act of 1940 (“Rule 17a-7”), when the transaction is consistent with the investment objectives and policies of the Fund and in accordance with the Internal Cross Trade Procedures adopted by the Trust’s Board of Trustees. These procedures have been designed to ensure that any cross-trade of securities by the Fund from or to another fund or account that is or could be considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser, common Officer, or common Trustee complies with Rule 17a-7. Under these procedures, each cross-trade is effected at the current market price to save costs where allowed. During the year ended June 30, 2018, the Fund engaged in cross trades amounting to $11,366,328 in purchases and $15,258,064 in sales, resulting in a net realized loss of $302,808. The net realized loss is included within the “Net Realized Gain/(Loss) on Investments” section of the Fund’s Statement of Operations.

5. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations; (2) losses or deductions the Fund may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of deferred compensation and foreign currency contract adjustments. The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The Fund has elected to defer post-October losses and qualified late-year losses as noted in the table below. These losses will be deferred for tax purposes and recognized during the next fiscal year.

			Loss Deferrals		Other Book	Net Tax
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Late-Year Ordinary Loss	Post-October Capital Loss	to Tax Differences	Appreciation/ (Depreciation)
$ 52,829	$ -	$ -	$ -	$ (917,372)	$ (7,092)	$ (3,123,092)

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2018 are noted below. The primary difference  between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 378,107,672	$ 1,286,704	$ (4,409,796)	$ (3,123,092)

Information on the tax components of derivatives as of June 30, 2018 is as follows:

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 101,712	$ -	$ -	$ -

Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.

Janus Investment Fund	45

Janus Henderson Multi-Sector Income Fund

Notes to Financial Statements

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended June 30, 2018
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 10,494,441	$ 304,548	$ -	$ -

For the year ended June 30, 2017
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 4,744,466	$ -	$ -	$ -

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. The following reclassifications have been made to the Fund:

Increase/(Decrease) to Capital	Increase/(Decrease) to Undistributed Net Investment Income/Loss	Increase/(Decrease) to Undistributed Net Realized Gain/Loss
$ -	$ 264,680	$ (264,680)

46	JUNE 30, 2018

Janus Henderson Multi-Sector Income Fund

Notes to Financial Statements

6. Capital Share Transactions

	Year ended June 30, 2018		Year ended June 30, 2017
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	2,646,057	$ 25,994,325	826,563	$ 8,120,916
Reinvested dividends and distributions	68,539	671,533	55,035	539,835
Shares repurchased	(1,945,972)	(19,041,805)	(1,079,988)	(10,623,222)
Net Increase/(Decrease)	768,624	$ 7,624,053	(198,390)	$ (1,962,471)
Class C Shares:
Shares sold	1,569,662	$ 15,428,673	396,263	$ 3,888,667
Reinvested dividends and distributions	51,299	502,325	21,511	211,077
Shares repurchased	(262,693)	(2,573,617)	(299,290)	(2,944,421)
Net Increase/(Decrease)	1,358,268	$ 13,357,381	118,484	$ 1,155,323
Class D Shares:
Shares sold	1,798,803	$ 17,666,519	1,909,193	$18,717,522
Reinvested dividends and distributions	137,984	1,353,727	92,184	904,771
Shares repurchased	(1,194,797)	(11,718,045)	(675,640)	(6,627,918)
Net Increase/(Decrease)	741,990	$ 7,302,201	1,325,737	$12,994,375
Class I Shares:
Shares sold	17,719,471	$173,313,361	4,477,332	$43,943,966
Reinvested dividends and distributions	576,920	5,645,175	224,987	2,207,334
Shares repurchased	(4,451,653)	(43,652,255)	(1,228,100)	(12,051,156)
Net Increase/(Decrease)	13,844,738	$135,306,281	3,474,219	$34,100,144
Class N Shares:
Shares sold	167,812	$ 1,642,886	112,482	$ 1,102,826
Reinvested dividends and distributions	10,624	104,098	13,886	136,266
Shares repurchased	(57,373)	(560,876)	(245,673)	(2,418,876)
Net Increase/(Decrease)	121,063	$ 1,186,108	(119,305)	$ (1,179,784)
Class S Shares:
Shares sold	8,269	$ 81,401	5,119	$ 50,019
Reinvested dividends and distributions	5,815	57,052	9,258	90,833
Shares repurchased	(422)	(4,110)	(97,455)	(958,544)
Net Increase/(Decrease)	13,662	$ 134,343	(83,078)	$ (817,692)
Class T Shares:
Shares sold	7,387,426	$ 72,466,681	1,773,985	$17,435,586
Reinvested dividends and distributions	239,444	2,342,789	58,238	571,046
Shares repurchased	(1,542,625)	(15,101,731)	(778,670)	(7,638,075)
Net Increase/(Decrease)	6,084,245	$ 59,707,739	1,053,553	$10,368,557

7. Purchases and Sales of Investment Securities

For the year ended June 30, 2018, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$551,043,014	$ 341,739,572	$ 38,295,016	$ 38,259,187

Janus Investment Fund	47

Janus Henderson Multi-Sector Income Fund

Notes to Financial Statements

8. Recent Accounting Pronouncements

The Securities and Exchange Commission ("SEC") adopted new rules as well as amendments to its rules to modernize the reporting and disclosure of information by registered investment companies. In addition, the SEC adopted amendments to Regulation S-X, which require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date of the amendments to Regulation S-X was August 1, 2017. This report incorporates the amendments to Regulation S-X.

The FASB issued Accounting Standards Update No. 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities ("ASU 2017-08") to amend the amortization period for certain purchased callable debt securities held at a premium. The guidance requires certain premiums on callable debt securities to be amortized to the earliest call date. The amortization period for callable debt securities purchased at a discount will not be impacted. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Early adoption is permitted, including adoption in an interim period. Management is currently evaluating the impacts of ASU 2017-08 on the financial statements.

9. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to June 30, 2018 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

48	JUNE 30, 2018

Janus Henderson Multi-Sector Income Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Investment Fund and Shareholders of
Janus Henderson Multi-Sector Income Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Janus Henderson Multi-Sector Income Fund (one of the funds constituting Janus Investment Fund, referred to hereafter as the "Fund") as of June 30, 2018, the related statement of operations for the year ended June 30, 2018, the statements of changes in net assets for each of the two years in the period ended June 30, 2018, including the related notes, and the financial highlights for each of the four years in the period then ended and the period from February 28, 2014 (inception date) through June 30, 2014 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended June 30, 2018 and the financial highlights for each of the four years in the period then ended and the period from February 28, 2014 (inception date) through June 30, 2014 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Denver, Colorado
August 17, 2018

We have served as the auditor of one or more investment companies in Janus Henderson Funds since 1990.

Janus Investment Fund	49

Janus Henderson Multi-Sector Income Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Fund is required to disclose its complete holdings on Form N-Q within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to Fund shareholders. These reports (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free) (or 1-800-525-3713 if you hold Class D shares). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag. Holdings are generally posted approximately two business days thereafter under Full Holdings for the Fund at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 14 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

Additionally, in connection with their consideration of whether to continue the investment advisory agreement and subadvisory agreement for each Fund, as applicable, the Trustees also received and reviewed information in connection with the transaction to combine the respective businesses of Henderson Group plc and Janus Capital Group, Inc., the parent company of Janus Capital (the “Transaction”), announced in October 2016, which closed in the second quarter of 2017. In this regard, the Trustees reviewed information regarding the impact of the Transaction on the services to be provided by Janus Capital and each subadviser, as applicable, to the Funds under such agreements prior to the close of the Transaction as well as the services provided after the Transaction closed.

At a meeting held on December 7, 2017, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from February 1, 2018 through February 1, 2019, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the

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Janus Henderson Multi-Sector Income Fund

Additional Information (unaudited)

agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees (excluding out of pocket costs), net of any waivers.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has been strong: for the 36 months ended September 30, 2017, approximately 70% of the Funds were in the top two quartiles of performance, as reported by Morningstar, and for the 12 months ended September 30, 2017, approximately 46% of the Funds were in the top two quartiles of performance, as reported by Morningstar.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Alternative Funds

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson International Long/Short Equity Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and the Fund’s limited performance history.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge

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Additional Information (unaudited)

quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Fixed-Income Funds

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Unconstrained Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Real Return Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Strategic Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

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Additional Information (unaudited)

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson International Small Cap Fund, the Trustees noted that, due to limited performance for the Fund, performance history was not a material factor.

• For Janus Henderson International Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that

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Additional Information (unaudited)

the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson All Asset Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

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Additional Information (unaudited)

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and the Fund’s limited performance history.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital and Intech had taken or were taking to improve performance, and the Fund’s limited performance history.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Intech had taken or were taking to improve performance.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Select Value Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

Janus Aspen Series

• For Janus Henderson Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

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Additional Information (unaudited)

• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Forty Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Allocation Portfolio – Moderate, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Research Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Technology Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Unconstrained Bond Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and the Fund’s limited performance history.

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Overseas Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Research Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Fund’s performance warranted continuation of the Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of

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Additional Information (unaudited)

that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration, but excluding out-of-pocket costs) fees for many of the Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 10% below the average total expenses of their respective Broadridge Expense Group peers and 18% below the average total expenses for their Broadridge Expense Universes; (3) management fees for the Funds, on average, were 8% below the average management fees for their Expense Groups and 9% below the average for their Expense Universes; and (4) Fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered the total expenses for each share class of each Fund compared to the average total expenses for its Broadridge Expense Group peers and to average total expenses for its Broadridge Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and expense waivers on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional clients and to the fees Janus Capital charges to funds subadvised by Janus Capital; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) Janus mutual fund investors enjoy reasonable fees relative to the fees charged to Janus institutional and subadvised fund investors; (4) in three of seven product categories, the Funds receive proportionally better pricing than the industry in relation to Janus institutional clients; and (5) in seven of eight strategies, Janus Capital has lower management fees than funds subadvised by Janus Capital’s portfolio managers.

The Trustees considered the fees for each Fund for its fiscal year ended in 2016, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Alternative Funds

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Long/Short Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were

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reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Fixed-Income Funds

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Unconstrained Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Real Return Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to waive 11 basis points of management fees effective February 1, 2018 and also has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Strategic Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson International Small Cap Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

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Janus Henderson Multi-Sector Income Fund

Additional Information (unaudited)

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson All Asset Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s total expenses effective June 5, 2017.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Research Fund, the Trustees noted that, although the Fund’s total expenses were equal to or exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective February 1, 2017.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

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Additional Information (unaudited)

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Select Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group averages for all share classes.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Janus Aspen Series

• For Janus Henderson Balanced Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Global Allocation Portfolio - Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Technology Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Unconstrained Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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Additional Information (unaudited)

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Overseas Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for its sole share class.

The Trustees reviewed information on the overall profitability to Janus Capital and its affiliates of their relationship with the Funds, and considered profitability data of other fund managers. The Trustees also considered the financial information, estimated profitability and corporate structure of Janus Capital’s parent company before and after the Transaction. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. The Trustees also noted that the Trustees’ independent fee consultant reviewed the overall profitability of Janus Capital’s parent company prior to the Transaction, and the independent fee consultant found that, while assessing the reasonableness of Fund expenses in light of such profits was dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons were limited in accuracy by differences in complex size, business mix, institutional account orientation and other factors, after accepting these limitations, the level of profit earned by Janus Capital’s parent company was reasonable. In this regard, the independent consultant concluded that the profitability of Janus Capital’s parent company did not show excess nor did it show any insufficiency that could limit the ability to invest the resources needed to drive strong future investment performance on behalf of the Funds.

Additionally, the Trustees considered the estimated profitability to Janus Capital from the investment management services it provided to each Fund. The Trustees also considered such estimated profitability taking into account the impact of the Transaction on Janus Capital’s expense structure on a pro forma basis. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Fund is necessarily a product of the allocation methodology utilized by Janus Capital to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant concluded that (1) the expense allocation methodology utilized by Janus Capital was reasonable and (2) the estimated profitability to Janus Capital from the investment management services it provided to each Fund was reasonable, including after taking into account the impact of the Transaction on Janus Capital’s expense structure on a pro forma basis. The Trustees also considered that the estimated profitability for an individual Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that Janus Capital’s estimated profitability with respect to each Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Funds was not a material factor in the Board’s approval of the reasonableness of any Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that each Fund’s total expenses were reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

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Additional Information (unaudited)

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted their independent fee consultant’s analysis of economies of scale in prior years. They also noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 86% of these Funds’ share classes have contractual management fees (gross of waivers) below their Broadridge expense group averages. They also noted that for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing certain of these Funds because they have not reached adequate scale. Moreover, as the assets of some of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

The independent fee consultant concluded that, given the limitations of various analytical approaches to economies of scale it had considered in prior years, and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus complex. The independent consultant concluded that (1) to the extent there were economies of scale at Janus Capital, Janus Capital’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Funds, Janus Capital appeared to be investing to increase the likelihood that these Funds will grow to a level to achieve any scale economies that may exist. Further, the independent fee consultant provided its belief that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Funds from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and/or the subadvisers benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Fund could attract other business to Janus Capital, the subadvisers or other Janus funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Funds.

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Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was June 30, 2018. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

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Useful Information About Your Fund Report (unaudited)

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. Also included are ratios of expenses and net investment income to average net assets.

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Janus Henderson Multi-Sector Income Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

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Designation Requirements (unaudited)

For federal income tax purposes, the Fund designated the following for the year ended June 30, 2018:

Capital Gain Distributions	$304,548

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Janus Henderson Multi-Sector Income Fund

Trustees and Officers (unaudited)

The Fund’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Fund’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Fund’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Fund’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Aspen Series. Collectively, these two registered investment companies consist of 61 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Fund may also be officers and/or directors of Janus Capital. Except as otherwise disclosed, Fund officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer, as authorized by the Trustees.

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Managing Partner, Impact Investments, Athena Capital Advisors LLC (independent registered investment advisor) (since 2016) and Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations). Formerly, Chief Executive Officer, Imprint Capital (impact investment firm) (2013-2015) and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	61

Director of Mutual Fund Directors Forum (a non-profit organization serving independent directors of U.S. mutual funds), Chairman of the Board and Trustee of The Investment Fund for Foundations Investment Program (TIP) (consisting of 2 funds), and Director of the F.B. Heron Foundation (a private grantmaking foundation).

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Trustee	1/13-Present	Executive Vice President, Institutional Markets, of Black Creek Group (private equity real estate investment management firm) (since 2012). Formerly, Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	61

Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of MotiveQuest LLC (strategic social market research company) (2003-2016); Director of Nuveen Global Investors LLC (2007-2011); Director of Communities in Schools (2004-2010); and Director of Mutual Fund Education Alliance (until 2010).

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Managing Member and Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Venture Partner for The Edgewater Funds (a middle market private equity firm) (2002-2004); Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000); and Chief Investment Officer of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	61

Advisory Board Member, Innovate Partners Emerging Growth and Equity Fund I (early stage venture capital fund) (since 2014) and Managing Trustee of National Retirement Partners Liquidating Trust (since 2013). Formerly, Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013); Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009); Director of RemedyTemp, Inc. (temporary help services company) (1996-2006); and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	6/16-Present	Founder, Daraja Capital (advisory and investment firm) (since 2016), and Senior Advisor, Albright Stonebridge Group LLC (global strategy firm) (since 2016). Formerly, Senior Vice President (2011-2015), Albright Stonebridge Group LLC; and Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	61	Director of Brightwood Capital Advisors, LLC (since 2014).
Gary A. Poliner 151 Detroit Street Denver, CO 80206 DOB: 1953	Trustee	6/16-Present	Retired. Formerly, President (2010-2013) of Northwestern Mutual Life Insurance Company.	61

Director of MGIC Investment Corporation (private mortgage insurance) (since 2013) and West Bend Mutual Insurance Company (property/casualty insurance) (since 2013). Formerly, Trustee of Northwestern Mutual Life Insurance Company (2010-2013); and Director of Frank Russell Company (global asset management firm) (2008-2013).

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
James T. Rothe 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	1/97-Present	Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Co-founder and Managing Director of Roaring Fork Capital SBIC, L.P. (SBA SBIC fund focusing on private investment in public equity firms) (2004-2014), Professor of Business of the University of Colorado (2002-2004), and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	61	Formerly, Director of Red Robin Gourmet Burgers, Inc. (RRGB) (2004- 2014).
William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	6/84-Present	Retired. Formerly, President and founder of HPS Products and Corporate Vice President of MKS Instruments, Boulder, CO (a provider of advanced process control systems for the semiconductor industry) (1976-2012).	61	None

Janus Investment Fund	73

Janus Henderson Multi-Sector Income Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Diane L. Wallace 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	6/17-Present	Retired.	61

Formerly, Independent Trustee, Henderson Global Funds (13 portfolios) (2015-2017); Independent Trustee, State Farm Associates' Funds Trust, State Farm Mutual Fund Trust, and State Farm Variable Product Trust (28 portfolios) (2013-2017). Chief Operating Officer, Senior Vice President-Operations, and Chief Financial Officer for Driehaus Capital Management, LLC (1988-2006); and Treasurer of Driehaus Mutual Funds (1996-2002).

74	JUNE 30, 2018

Janus Henderson Multi-Sector Income Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	61

Director of Chicago Community Trust (Regional Community Foundation), Chicago Council on Global Affairs, InnerWorkings (U.S. provider of print procurement solutions to corporate clients), Lurie Children’s Hospital (Chicago, IL), Shirley Ryan Ability Lab and Wrapports, LLC (digital communications company). Formerly, Director of Walmart (until 2017); Director of Chicago Convention & Tourism Bureau (until 2014); and The Field Museum of Natural History (Chicago, IL) (until 2014).

Janus Investment Fund	75

Janus Henderson Multi-Sector Income Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
John Kerschner 151 Detroit Street Denver, CO 80206 DOB: 1967	Executive Vice President and Co-Portfolio Manager Janus Henderson Multi-Sector Income Fund	2/14-Present	Portfolio Manager for other Janus Henderson accounts.
John Lloyd 151 Detroit Street Denver, CO 80206 DOB: 1975	Executive Vice President and Co-Portfolio Manager Janus Henderson Multi-Sector Income Fund	2/14-Present	Portfolio Manager for other Janus Henderson accounts and Analyst for Janus Capital.
Seth Meyer 151 Detroit Street Denver, CO 80206 DOB: 1976	Executive Vice President and Co-Portfolio Manager Janus Henderson Multi-Sector Income Fund	2/14-Present	Portfolio Manager for other Janus Henderson accounts.
Bruce L. Koepfgen 151 Detroit Street Denver, CO 80206 DOB: 1952	President and Chief Executive Officer	7/14-Present

Head of North America at Janus Henderson Investors and Janus Capital Management LLC (since 2017); Executive Vice President and Director of Janus International Holding LLC (since 2011); Executive Vice President of Janus Distributors LLC (since 2011); Vice President and Director of Intech Investment Management LLC (since 2011); Executive Vice President and Director of Perkins Investment Management LLC (since 2011); and Executive Vice President and Director of Janus Management Holdings Corporation (since 2011). Formerly, President of Janus Capital Group Inc. and Janus Capital Management LLC (2013-2017); Executive Vice President of Janus Services LLC (2011-2015), Janus Capital Group Inc. and Janus Capital Management LLC (2011-2013); and Chief Financial Officer of Janus Capital Group Inc., Janus Capital Management LLC, Janus Distributors LLC, Janus Management Holdings Corporation, and Janus Services LLC (2011-2013).

76	JUNE 30, 2018

Janus Henderson Multi-Sector Income Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Susan K. Wold 151 Detroit Street Denver, CO 80206 DOB: 1960	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	9/17-Present

Senior Vice President and Head of Compliance, North America for Janus Henderson (since September 2017); Formerly, Vice President, Head of Global Corporate Compliance, and Chief Compliance Officer for Janus
Capital Management LLC (May 2017- September 2017); Vice President, Compliance at Janus Capital Group Inc. and Janus Capital Management LLC
(2005-2017).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital and Janus Services LLC.
Kathryn L. Santoro 151 Detroit Street Denver, CO 80206 DOB: 1974	Vice President, Chief Legal Counsel, and Secretary	12/16-Present

Vice President of Janus Capital and Janus Services LLC (since 2016). Formerly, Vice President and Associate Counsel of Curian Capital, LLC and Curian Clearing LLC (2013-2016); and General Counsel and Secretary (2011-2012) and Vice President (2009-2012) of Old Mutual Capital, Inc.

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

Janus Investment Fund	77

Knowledge. Shared

At Janus Henderson, we believe in the sharing of expert insight for better investment and business decisions. We call this ethos Knowledge. Shared.

Learn more by visiting janushenderson.com.

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson, Janus, Henderson, Perkins, Intech and Henderson Geneva are trademarks or registered trademarks of Janus Henderson Investors. © Janus Henderson Investors. The name Janus Henderson Investors includes HGI Group Limited, Henderson Global Investors (Brand Management) Sarl and Janus International Holding LLC.

Funds distributed by Janus Henderson Distributors

125-02-93028 08-18

ANNUAL REPORT June 30, 2018

Janus Henderson Select Value Fund

Janus Investment Fund

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson Select Value Fund

Janus Henderson Select Value Fund (unaudited)

FUND SNAPSHOT

As defensive value specialists, we look to invest in high quality companies with strong management teams, stable balance sheets, and durable competitive advantages that are trading at attractive valuations. We seek to achieve excess returns over full market cycles, with less risk than our benchmark and peers as measured by standard deviation, beta and down market capture.

Alec Perkins portfolio manager

PERFORMANCE REVIEW

During the 12 months ended June 30, 2018, Janus Henderson Select Value Fund’s Class I Shares returned 8.84%, outperforming its Russell 3000® Value Index benchmark, which returned 7.25%.

Strong stock selection, especially in industrials, consumer staples and real estate, drove the Fund’s relative outperformance. As defensive managers, we were particularly pleased to outperform in industrials and staples as these were two of the three worst performing sectors for the benchmark. In industrials, the average stock in the benchmark had a negative return, while our industrial stocks were up 30.62%. Similarly in staples, the worst performing sector in the index for the year, the benchmark stocks were down -7.39% while our staples holdings were up 7.77%. In our view, outperforming the benchmarks weakest sectors serves as a testament to our defensive approach.

Relative detractors were led by stock selection in technology, consumer discretionary and financials. As technology was the second-best performing sector in the benchmark, it should come as no surprise that our holdings lagged as many of the higher flying growth stocks in the technology sector performed well. Energy was the best performing sector in the index, and while our stock selection was positive, we modestly lagged the benchmark due to our underweight allocation. Given our significant concerns about the quality and defensiveness of energy at this stage, we have maintained our underweight.

MARKET ENVIRONMENT

Positive earnings data, strengthening fundamentals and an upward trajectory in global growth generally boosted equity markets during the 12-month period. The ultimate passage of U.S. tax reform at the end of 2017 and optimism around its potential to provide tailwinds for the U.S. economy propelled markets to new highs. While the year was not without significant geopolitical concerns – including escalating tensions with North Korea and Iran, as well as rising trade tensions between the U.S. and global trading partners – equity markets quickly rebounded from each setback.

CONTRIBUTORS

Mammoth Energy Services, Inc. is an oil field services company that engages in well completion and production services, proppant production and utility infrastructure services. Early in 2018, the company reported better-than-expected revenues and profits in its legacy pressure pumping business, along with strong profits from its newly secured utility service contract in Puerto Rico. Management also announced additional contract awards for work in Puerto Rico, which led to meaningful upward earnings revisions. We have been impressed with management’s acumen for making timely acquisitions that have generated sizable returns for shareholders. While we continue to hold a meaningful position in the shares, we trimmed our position on strength.

Occidental Petroleum is an independent oil and gas exploration company with sizable investments in midstream and downstream businesses. Following a decline in the shares in early 2018, Oxy appreciated significantly in the second calendar quarter given strong earnings and cash flow results. Furthermore, WTI crude oil prices rose roughly 61% during the period, which served as a tailwind for oil-levered exploration and production companies. The management team announced increased crude oil production guidance as well as a higher profit outlook in its midstream and chemicals businesses. We remain encouraged by the company’s defensive balance sheet and its ability to increase returns on capital employed in the current environment. While we trimmed some of our holdings on price strength, we maintain an above-average-size position.

Janus Investment Fund	1

Janus Henderson Select Value Fund (unaudited)

Laboratory Corporation of America outperformed in the period. The company reported strong earnings and guidance in 2018, driven by both the lab business and contract research business. In addition, the company announced new contracts with both United Healthcare and Aetna that will begin January 2019. We believe these large managed care contracts will continue to drive lab volumes to LabCorp given its scale and scope advantages. We continue to hold our position in the company.

DETRACTORS

The leading detractor was Syneos Health, the rebranded company established in August 2017 to encompass INC Research and InVentiv, which focuses on providing sales and marketing solutions for smaller drug companies. The Fund’s holdings in INC Research, a global health care contract research organization (CRO), fell at the end of 2017 due to a disappointing outlook as the acquisition of InVentiv was not going as planned. While we still like the fundamentals of the core business as pharmaceutical companies continue to outsource research and development functions, the integration risk of InVentiv along with increased balance sheet leverage will remain for some time and we exited our position.

Cedar Fair operates regional amusement parks and on-site hotels with geographic diversification across nine states in the U.S. and one in Canada. We believe Cedar Fair has long-term opportunities to grow the topline as it continues to build out undeveloped acres and increases penetration of its seasonal pass. The company reported soft revenue results as some parks were impacted by weather during the period. However, given what we view as its defensive characteristics and stable fundamentals, we continue to hold the position.

After a rather long period of outperformance, Johnson & Johnson underperformed for the period as the stock fell in the first half of 2018. The stock’s underperformance coincided with a rise in yield of the 10-year U.S. Treasury. Additionally, although the company posted solid earnings reports, investors became concerned late in the period about a potential slowdown in growth for the second half of 2018. However, we believe the company’s fundamentals remain largely intact and continue to view Johnson & Johnson as a core holding given the company’s superior financial flexibility and overall stable outlook across its pharmaceutical, medical device and consumer business segments.

OUTLOOK AND POSITIONING

While the market has continued to perform well, risks to the downside remain elevated. It is unclear what the trigger point might be in a market that is richly valued on many metrics and with investors who have generally ignored developments that might be construed as meaningful negatives. While many of our smaller and midcap stocks have less international exposure than the large caps in the benchmark, trade wars will not leave any company completely immune to some of the spillover effects. In this environment, while we acknowledge that the market may continue to move higher, we think it makes sense to be defensively positioned given the complacency regarding any possible negative developments.

We also continue to believe that value is in the early stages of improving performance relative to growth. Historically growth and value have gone through extended cycles of out and underperformance relative to each other with value generally prevailing over the long term. After an extended period of growth outperformance value is overdue. In our view, “normalizing” interest rates and economic growth in the U.S. where central bank intervention is waning, coupled with accelerating inflation, should generally bode well for value stocks going forward.

From a sector positioning standpoint, we remain overweight some of the more traditionally defensive sectors such as health care while being significantly underweight consumer discretionary, which we view as a more volatile sector in an economic downturn. Most important, however, is that within every sector of the market, we own stocks that we believe have more defensive characteristics than their peers, such as stronger balance sheets, better competitive positioning, more resilient earnings streams and less downside risk. In sum, it is a portfolio comprised of what we believe are higher-quality companies selling at relatively cheap valuations that should outperform over a full market cycle.

Thank you for your investment with us in Janus Henderson Select Value Fund.

2	JUNE 30, 2018

Janus Henderson Select Value Fund (unaudited)

Fund At A Glance

June 30, 2018

	5 Top Performers - Holdings		5 Bottom Performers - Holdings
		Contribution		Contribution
	Mammoth Energy Services Inc	1.19%	Syneos Health Inc Class A	-0.64%
	Occidental Petroleum Corp	1.17%	Cedar Fair LP	-0.35%
	Laboratory Corporation of America Holdings	0.65%	Johnson & Johnson	-0.31%
	Alphabet Inc	0.62%	Check Point Software Technologies Ltd	-0.27%
	National Presto Industries Inc	0.57%	Oceaneering International Inc	-0.23%

	5 Top Performers - Sectors*
		Fund	Fund Weighting	Russell 3000 Value Index
		Contribution	(Average % of Equity)	Weighting
	Industrials	3.42%	12.02%	8.59%
	Consumer Staples	1.34%	5.14%	7.89%
	Utilities	0.41%	1.13%	6.01%
	Real Estate	0.34%	11.72%	5.15%
	Telecom Services	0.30%	0.00%	2.75%

	5 Bottom Performers - Sectors*
		Fund	Fund Weighting	Russell 3000 Value Index
		Contribution	(Average % of Equity)	Weighting
	Information Technology	-0.94%	10.25%	8.76%
	Consumer Discretionary	-0.64%	4.18%	7.11%
	Financials	-0.61%	20.36%	26.81%
	Other**	-0.41%	8.40%	0.00%
	Materials	-0.18%	1.61%	3.05%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
**	Not a GICS classified sector.

Janus Investment Fund	3

Janus Henderson Select Value Fund (unaudited)

Fund At A Glance

June 30, 2018

5 Largest Equity Holdings - (% of Net Assets)
Laboratory Corp of America Holdings
Health Care Providers & Services	4.6%
Pfizer Inc
Pharmaceuticals	3.9%
Johnson & Johnson
Pharmaceuticals	3.7%
Oracle Corp
Software	3.3%
Cedar Fair LP
Hotels, Restaurants & Leisure	3.2%
18.7%

Asset Allocation - (% of Net Assets)
Common Stocks	95.9%
Repurchase Agreements	4.3%
Other	(0.2)%
100.0%

Top Country Allocations - Long Positions - (% of Investment Securities)
As of June 30, 2018	As of June 30, 2017

4	JUNE 30, 2018

Janus Henderson Select Value Fund (unaudited)

Performance

See important disclosures on the next page.

				Expense Ratios -
Average Annual Total Return - for the periods ended June 30, 2018				per the October 27, 2017 prospectuses
	One Year	Five Year	Since Inception*	Total Annual Fund Operating Expenses	Net Annual Fund Operating Expenses
Class A Shares at NAV	8.49%	10.13%	11.63%	1.21%	1.13%
Class A Shares at MOP	2.22%	8.83%	10.62%
Class C Shares at NAV	7.75%	9.29%	10.78%	1.98%	1.91%
Class C Shares at CDSC	6.75%	9.29%	10.78%
Class D Shares(1)	8.81%	10.40%	11.88%	1.02%	0.92%
Class I Shares	8.84%	10.48%	11.98%	0.93%	0.87%
Class N Shares	8.84%	10.43%	11.82%	0.83%	0.77%
Class S Shares	8.47%	10.08%	11.53%	1.34%	1.27%
Class T Shares	8.65%	10.31%	11.78%	1.10%	1.02%
Russell 3000 Value Index	7.25%	10.40%	13.75%
Morningstar Quartile - Class I Shares	3rd	3rd	4th
Morningstar Ranking - based on total returns for Mid-Cap Blend Funds	314/476	213/389	295/373

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Net expense ratios reflect the expense waiver, if any, contractually agreed to through November 1, 2018.

The expense ratios for Class N Shares are estimated.

This Fund has a performance-based management fee that may adjust up or down based on the Fund’s performance.

Janus Investment Fund	5

Janus Henderson Select Value Fund (unaudited)

Performance

Performance may be affected by risks that include those associated with non-diversification, portfolio turnover, short sales, potential conflicts of interest,

6	JUNE 30, 2018

Janus Henderson Select Value Fund (unaudited)

Performance

foreign and emerging markets, initial public offerings (IPOs), high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), derivatives, and commodity-linked investments. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

See Financial Highlights for actual expense ratios during the reporting period.

Class N Shares commenced operations on August 4, 2017. Performance shown for periods prior to August 4, 2017 reflects the historical performance of the Fund’s Class I Shares, calculated using the fees and expenses of Class N Shares, without the effect of any fee and expense limitations or waivers.

If Class N Shares of the Fund had been available during periods prior August 4, 2017, the performance shown may have been different. The performance shown for periods following the Fund’s commencement Class N Shares reflects the fees and expenses of Class N Shares, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2018 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

Effective March 27, 2018, Alec Perkins is Portfolio Manager of the Fund.

*The Fund’s inception date – December 15, 2011

(1) Closed to certain new investors.

Janus Investment Fund	7

Janus Henderson Select Value Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (1/1/18)	Ending Account Value (6/30/18)	Expenses Paid During Period (1/1/18 - 6/30/18)†	Beginning Account Value (1/1/18)	Ending Account Value (6/30/18)	Expenses Paid During Period (1/1/18 - 6/30/18)†	Net Annualized Expense Ratio (1/1/18 - 6/30/18)
Class A Shares	$1,000.00	$1,007.80	$6.67	$1,000.00	$1,018.15	$6.71	1.34%
Class C Shares	$1,000.00	$1,004.40	$10.39	$1,000.00	$1,014.43	$10.44	2.09%
Class D Shares	$1,000.00	$1,009.20	$5.48	$1,000.00	$1,019.34	$5.51	1.10%
Class I Shares	$1,000.00	$1,009.20	$4.98	$1,000.00	$1,019.84	$5.01	1.00%
Class N Shares	$1,000.00	$1,010.00	$4.78	$1,000.00	$1,020.03	$4.81	0.96%
Class S Shares	$1,000.00	$1,007.90	$6.82	$1,000.00	$1,018.00	$6.85	1.37%
Class T Shares	$1,000.00	$1,008.50	$6.03	$1,000.00	$1,018.79	$6.06	1.21%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

8	JUNE 30, 2018

Janus Henderson Select Value Fund

Schedule of Investments

June 30, 2018

Shares or Principal Amounts		Value
Common Stocks – 95.9%
Aerospace & Defense – 1.1%
National Presto Industries Inc	5,246	$650,504
Banks – 12.1%
Access National Corp	13,789	394,365
Cadence BanCorp	24,070	694,901
Citizens Financial Group Inc	22,170	862,413
FB Financial Corp	7,433	302,672
First Horizon National Corp	38,576	688,196
Pinnacle Financial Partners Inc	14,500	889,575
Prosperity Bancshares Inc	10,037	686,129
Union Bankshares Corp	11,084	430,946
US Bancorp	29,897	1,495,448
Wells Fargo & Co	15,280	847,123
		7,291,768
Beverages – 2.1%
PepsiCo Inc	11,375	1,238,396
Biotechnology – 0.5%
Gilead Sciences Inc	4,453	315,451
Capital Markets – 1.3%
Cohen & Steers Inc	19,288	804,502
Chemicals – 1.9%
NewMarket Corp	1,929	780,280
Valvoline Inc	16,510	356,121
		1,136,401
Commercial Services & Supplies – 1.7%
UniFirst Corp/MA	2,486	439,773
Waste Connections Inc	7,923	596,443
		1,036,216
Consumer Finance – 2.4%
Ally Financial Inc	13,236	347,710
Discover Financial Services	8,680	611,159
Synchrony Financial	15,194	507,176
		1,466,045
Containers & Packaging – 1.3%
Graphic Packaging Holding Co	53,492	776,169
Diversified Financial Services – 2.0%
Berkshire Hathaway Inc*	6,558	1,224,051
Electric Utilities – 2.9%
Evergy Inc	11,613	652,070
Exelon Corp	18,131	772,381
PPL Corp	11,975	341,886
		1,766,337
Electrical Equipment – 3.4%
Generac Holdings Inc*	21,013	1,087,002
Thermon Group Holdings Inc*	40,987	937,373
		2,024,375
Energy Equipment & Services – 2.8%
Keane Group Inc*	52,062	711,688
Mammoth Energy Services Inc	17,145	582,244
Schlumberger Ltd	5,471	366,721
		1,660,653
Equity Real Estate Investment Trusts (REITs) – 10.8%
American Homes 4 Rent	14,007	310,675
Equity Commonwealth*	43,398	1,367,037
Equity LifeStyle Properties Inc	16,269	1,495,121
Equity Residential	6,730	428,634
Lamar Advertising Co	23,992	1,638,894
National Storage Affiliates Trust	19,288	594,456

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson Select Value Fund

Schedule of Investments

June 30, 2018

Shares or Principal Amounts		Value
Common Stocks – (continued)
Equity Real Estate Investment Trusts (REITs) – (continued)
Weyerhaeuser Co	17,829	$650,045
		6,484,862
Food & Staples Retailing – 2.6%
Casey's General Stores Inc	14,728	1,547,618
Food Products – 0.9%
Cal-Maine Foods Inc	12,066	553,226
Health Care Providers & Services – 5.1%
AmerisourceBergen Corp	3,499	298,360
Laboratory Corp of America Holdings*	15,431	2,770,327
		3,068,687
Health Care Technology – 0.5%
Cerner Corp*	5,079	303,673
Hotels, Restaurants & Leisure – 3.2%
Cedar Fair LP	30,861	1,944,552
Household Products – 1.8%
Clorox Co	3,454	467,154
Colgate-Palmolive Co	9,397	609,020
		1,076,174
Independent Power and Renewable Electricity Producers – 0.7%
NextEra Energy Partners LP	9,442	440,658
Information Technology Services – 1.1%
Euronet Worldwide Inc*	7,816	654,746
Insurance – 3.4%
Chubb Ltd	3,926	498,681
Hartford Financial Services Group Inc	7,771	397,331
RenaissanceRe Holdings Ltd	9,644	1,160,366
		2,056,378
Internet Software & Services – 3.1%
Alphabet Inc*	1,661	1,875,585
Machinery – 1.4%
Donaldson Co Inc	6,258	282,361
Trinity Industries Inc	16,395	561,693
		844,054
Metals & Mining – 0.8%
Compass Minerals International Inc	6,751	443,878
Oil, Gas & Consumable Fuels – 5.0%
Cimarex Energy Co	7,716	785,026
Noble Energy Inc	12,067	425,724
Occidental Petroleum Corp	21,256	1,778,702
		2,989,452
Pharmaceuticals – 10.1%
Johnson & Johnson	18,324	2,223,434
Merck & Co Inc	24,186	1,468,090
Pfizer Inc	64,983	2,357,583
		6,049,107
Road & Rail – 2.5%
AMERCO	1,929	687,013
Union Pacific Corp	5,787	819,902
		1,506,915
Semiconductor & Semiconductor Equipment – 0.5%
Advanced Energy Industries Inc*	5,106	296,608
Software – 6.9%
Check Point Software Technologies Ltd*	16,013	1,564,150
Oracle Corp	44,696	1,969,306
Synopsys Inc*	7,176	614,050
		4,147,506
Total Common Stocks (cost $53,489,373)		57,674,547

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	JUNE 30, 2018

Janus Henderson Select Value Fund

Schedule of Investments

June 30, 2018

Shares or Principal Amounts		Value
Repurchase Agreements – 4.3%
Undivided interest of 2.7% in a joint repurchase agreement (principal amount $96,300,000 with a maturity value of $96,316,371) with ING Financial Markets LLC, 2.0400%, dated 6/29/18, maturing 7/2/18 to be repurchased at $2,600,442 collateralized by $92,122,146 in U.S. Treasuries 0.5000% - 6.6250%, 7/31/18 - 11/15/47 with a value of $98,242,762 (cost $2,600,000)	$2,600,000	$2,600,000
Total Investments (total cost $56,089,373) – 100.2%		60,274,547
Liabilities, net of Cash, Receivables and Other Assets – (0.2)%		(122,860)
Net Assets – 100%		$60,151,687

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$58,710,397	97.4%
Israel	1,564,150	2.6

Total	$60,274,547	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	11

Janus Henderson Select Value Fund

Notes to Schedule of Investments and Other Information

Russell 3000® Value Index	Russell 3000® Value Index reflects the performance of U.S. equities with lower price-to-book ratios and lower forecasted growth values.
S&P 500 Index®	S&P 500® Index reflects U.S. large-cap equity performance and represents broad U.S. equity market performance.
CBOE Volatility Index®

CBOE Volatility Index® or VIX Index® shows the market’s expectation of 30-day volatility. It is constructed using the implied volatilities of a wide range of S&P 500® Index options and is a widely used measure of market risk. The VIX Index methodology is the property of Chicago Board of Options Exchange, which is not affiliated with Janus Henderson.

LP	Limited Partnership

*	Non-income producing security.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of June 30, 2018. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quotes Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Common Stocks	$57,674,547	$-	$-
Repurchase Agreements	-	2,600,000	-
Total Assets	$57,674,547	$2,600,000	$-

12	JUNE 30, 2018

Janus Henderson Select Value Fund

Statement of Assets and Liabilities

June 30, 2018

See footnotes at the end of the Statement.

Assets:
Investments, at value(1)	$57,674,547
Repurchase agreements, at value(2)	2,600,000
Cash	2,863
Non-interested Trustees' deferred compensation	1,259
Receivables:
Investments sold	111,532
Dividends	75,981
Fund shares sold	9,853
Foreign tax reclaims	5,360
Interest	442
Other assets	406
Total Assets	60,482,243
Liabilities:
Payables:	—
Investments purchased	180,586
Professional fees	39,415
Advisory fees	37,269
Transfer agent fees and expenses	16,954
Registration fees	14,990
Non-affiliated fund administration fees payable	14,632
Fund shares repurchased	14,418
Non-interested Trustees' deferred compensation fees	1,259
Non-interested Trustees' fees and expenses	1,150
Custodian fees	529
12b-1 Distribution and shareholder servicing fees	371
Affiliated fund administration fees payable	128
Accrued expenses and other payables	8,855
Total Liabilities	330,556
Net Assets	$60,151,687

See Notes to Financial Statements.

Janus Investment Fund	13

Janus Henderson Select Value Fund

Statement of Assets and Liabilities

June 30, 2018

Net Assets Consist of:
Capital (par value and paid-in surplus)	$50,640,647
Undistributed net investment income/(loss)	234,978
Undistributed net realized gain/(loss) from investments and foreign currency transactions	5,090,614
Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	4,185,448
Total Net Assets	$60,151,687
Net Assets - Class A Shares	$520,889
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	36,854
Net Asset Value Per Share(3)	$14.13
Maximum Offering Price Per Share(4)	$14.99
Net Assets - Class C Shares	$261,599
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	19,059
Net Asset Value Per Share(3)	$13.73
Net Assets - Class D Shares	$22,006,180
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,551,121
Net Asset Value Per Share	$14.19
Net Assets - Class I Shares	$5,391,433
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	379,412
Net Asset Value Per Share	$14.21
Net Assets - Class N Shares	$1,584,578
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	111,594
Net Asset Value Per Share	$14.20
Net Assets - Class S Shares	$99,727
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	7,063
Net Asset Value Per Share	$14.12
Net Assets - Class T Shares	$30,287,281
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	2,138,833
Net Asset Value Per Share	$14.16

(1) Includes cost of $53,489,373.

(2) Includes cost of repurchase agreements of $2,600,000.

(3) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(4) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

14	JUNE 30, 2018

Janus Henderson Select Value Fund

Statement of Operations

For the year ended June 30, 2018(1)

See footnotes at end of statement.

Investment Income:
Dividends	$1,720,390
Interest	114,265
Other income	79
Foreign tax withheld	(27,246)
Total Investment Income	1,807,488
Expenses:
Advisory fees	875,060
12b-1 Distribution and shareholder servicing fees:
Class A Shares	1,249
Class C Shares	3,141
Class S Shares	284
Transfer agent administrative fees and expenses:
Class D Shares	28,177
Class S Shares	285
Class T Shares	57,450
Transfer agent networking and omnibus fees:
Class A Shares	647
Class C Shares	446
Class I Shares	61,590
Other transfer agent fees and expenses:
Class A Shares	66
Class C Shares	43
Class D Shares	6,632
Class I Shares	2,574
Class N Shares	56
Class S Shares	8
Class T Shares	380
Registration fees	124,254
Professional fees	53,109
Non-affiliated fund administration fees	14,634
Shareholder reports expense	11,001
Custodian fees	7,416
Affiliated fund administration fees	7,324
Non-interested Trustees’ fees and expenses	4,089
Other expenses	3,614
Total Expenses	1,263,529
Less: Excess Expense Reimbursement and Waivers	(108,891)
Net Expenses	1,154,638
Net Investment Income/(Loss)	652,850

See Notes to Financial Statements.

Janus Investment Fund	15

Janus Henderson Select Value Fund

Statement of Operations

For the year ended June 30, 2018(1)

Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions(2)	$23,933,116
Total Net Realized Gain/(Loss) on Investments	23,933,116
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	(15,965,341)
Total Change in Unrealized Net Appreciation/Depreciation	(15,965,341)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$8,620,625

(1) Period from August 4, 2017 (inception date) through June 30, 2018 for Class N Shares.

(2) Includes $13,026,927 of realized gains and losses resulting from a redemption-in-kind during the year ended June 30, 2018.

See Notes to Financial Statements.

16	JUNE 30, 2018

Janus Henderson Select Value Fund

Statements of Changes in Net Assets

	Year ended June 30, 2018(1)	Year ended June 30, 2017

Operations:
Net investment income/(loss)	$652,850	$816,231
Net realized gain/(loss) on investments	23,933,116	5,204,044
Change in unrealized net appreciation/depreciation	(15,965,341)	9,548,213
Net Increase/(Decrease) in Net Assets Resulting from Operations	8,620,625	15,568,488
Dividends and Distributions to Shareholders:
Dividends from Net Investment Income
Class A Shares	(34)	(3,555)
Class C Shares	—	(1,282)
Class D Shares	(62,760)	(179,178)
Class I Shares	(224,086)	(610,340)
Class N Shares	(7,267)	N/A
Class S Shares	(77)	(648)
Class T Shares	(87,518)	(40,478)
Total Dividends from Net Investment Income	(381,742)	(835,481)
Distributions from Net Realized Gain from Investment Transactions
Class A Shares	(25,425)	(17,531)
Class C Shares	(17,177)	(9,113)
Class D Shares	(1,216,858)	(844,491)
Class I Shares	(3,754,475)	(2,899,095)
Class N Shares	(80,225)	N/A
Class S Shares	(6,479)	(3,315)
Class T Shares	(1,377,232)	(195,120)
Total Distributions from Net Realized Gain from Investment Transactions	(6,477,871)	(3,968,665)
Net Decrease from Dividends and Distributions to Shareholders	(6,859,613)	(4,804,146)
Capital Share Transactions:
Class A Shares	47,665	157,583
Class C Shares	(96,525)	162,441
Class D Shares	(4,059,619)	14,881,567
Class I Shares	(69,901,413)	(4,731,134)
Class N Shares	1,605,383	N/A
Class S Shares	15,365	19,697
Class T Shares	19,655,417	7,679,540
Net Increase/(Decrease) from Capital Share Transactions	(52,733,727)	18,169,694
Net Increase/(Decrease) in Net Assets	(50,972,715)	28,934,036
Net Assets:
Beginning of period	111,124,402	82,190,366
End of period	$60,151,687	$111,124,402

Undistributed Net Investment Income/(Loss)	$234,978	$(1,976)

(1) Period from August 4, 2017 (inception date) through June 30, 2018 for Class N Shares.

See Notes to Financial Statements.

Janus Investment Fund	17

Janus Henderson Select Value Fund

Financial Highlights

Class A Shares
For a share outstanding during each year ended June 30	2018	2017	2016		2015	2014
Net Asset Value, Beginning of Period	$13.71	$12.20	$12.50		$12.85	$11.76
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.04	0.07	0.11		0.09	0.17
Net realized and unrealized gain/(loss)	1.12	2.15	0.35		0.31	1.79
Total from Investment Operations	1.16	2.22	0.46		0.40	1.96
Less Dividends and Distributions:
Dividends (from net investment income)	—(2)	(0.12)	(0.04)		(0.17)	(0.11)
Distributions (from capital gains)	(0.74)	(0.59)	(0.72)		(0.58)	(0.76)
Total Dividends and Distributions	(0.74)	(0.71)	(0.76)		(0.75)	(0.87)
Net Asset Value, End of Period	$14.13	$13.71	$12.20		$12.50	$12.85
Total Return*	8.49%	18.43%	4.22%		3.21%	17.25%
Net Assets, End of Period (in thousands)	$521	$457	$265		$95	$132
Average Net Assets for the Period (in thousands)	$501	$351	$118		$120	$114
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.55%	1.21%	1.17%		1.16%	1.34%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.31%	1.11%	1.01%		1.03%	1.23%
Ratio of Net Investment Income/(Loss)	0.29%	0.57%	0.96%		0.73%	1.39%
Portfolio Turnover Rate	58%	49%	77%		54%	76%
				1

Class C Shares
For a share outstanding during each year ended June 30	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$13.43	$12.04	$12.39	$12.72	$11.68
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	(0.06)	(0.03)	(0.01)	(0.01)	0.08
Net realized and unrealized gain/(loss)	1.10	2.09	0.38	0.31	1.78
Total from Investment Operations	1.04	2.06	0.37	0.30	1.86
Less Dividends and Distributions:
Dividends (from net investment income)	—	(0.08)	—	(0.05)	(0.06)
Distributions (from capital gains)	(0.74)	(0.59)	(0.72)	(0.58)	(0.76)
Total Dividends and Distributions	(0.74)	(0.67)	(0.72)	(0.63)	(0.82)
Net Asset Value, End of Period	$13.73	$13.43	$12.04	$12.39	$12.72
Total Return*	7.75%	17.34%	3.44%	2.43%	16.38%
Net Assets, End of Period (in thousands)	$262	$352	$165	$54	$183
Average Net Assets for the Period (in thousands)	$319	$244	$80	$116	$157
Ratios to Average Net Assets**:
Ratio of Gross Expenses	2.38%	1.99%	1.98%	1.96%	2.10%
Ratio of Net Expenses (After Waivers and Expense Offsets)	2.05%	1.89%	1.83%	1.83%	1.95%
Ratio of Net Investment Income/(Loss)	(0.46)%	(0.23)%	(0.05)%	(0.05)%	0.65%
Portfolio Turnover Rate	58%	49%	77%	54%	76%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

See Notes to Financial Statements.

18	JUNE 30, 2018

Janus Henderson Select Value Fund

Financial Highlights

Class D Shares
For a share outstanding during each year ended June 30	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$13.76	$12.23	$12.53	$12.88	$11.78
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.08	0.10	0.14	0.12	0.19
Net realized and unrealized gain/(loss)	1.13	2.14	0.35	0.32	1.81
Total from Investment Operations	1.21	2.24	0.49	0.44	2.00
Less Dividends and Distributions:
Dividends (from net investment income)	(0.04)	(0.12)	(0.07)	(0.21)	(0.14)
Distributions (from capital gains)	(0.74)	(0.59)	(0.72)	(0.58)	(0.76)
Total Dividends and Distributions	(0.78)	(0.71)	(0.79)	(0.79)	(0.90)
Net Asset Value, End of Period	$14.19	$13.76	$12.23	$12.53	$12.88
Total Return*	8.81%	18.60%	4.46%	3.49%	17.56%
Net Assets, End of Period (in thousands)	$22,006	$25,384	$8,601	$6,612	$6,830
Average Net Assets for the Period (in thousands)	$23,560	$19,932	$6,736	$6,494	$5,827
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.19%	1.02%	1.00%	0.99%	1.06%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.07%	0.89%	0.77%	0.80%	0.97%
Ratio of Net Investment Income/(Loss)	0.53%	0.78%	1.14%	0.93%	1.57%
Portfolio Turnover Rate	58%	49%	77%	54%	76%

Class I Shares
For a share outstanding during each year ended June 30	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$13.78	$12.24	$12.54	$12.90	$11.80
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.10	0.12	0.14	0.13	0.22
Net realized and unrealized gain/(loss)	1.11	2.13	0.36	0.32	1.81
Total from Investment Operations	1.21	2.25	0.50	0.45	2.03
Less Dividends and Distributions:
Dividends (from net investment income)	(0.04)	(0.12)	(0.08)	(0.23)	(0.17)
Distributions (from capital gains)	(0.74)	(0.59)	(0.72)	(0.58)	(0.76)
Total Dividends and Distributions	(0.78)	(0.71)	(0.80)	(0.81)	(0.93)
Net Asset Value, End of Period	$14.21	$13.78	$12.24	$12.54	$12.90
Total Return*	8.84%	18.66%	4.50%	3.58%	17.76%
Net Assets, End of Period (in thousands)	$5,391	$74,413	$70,980	$70,486	$80,260
Average Net Assets for the Period (in thousands)	$60,942	$70,351	$68,578	$71,660	$72,827
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.08%	0.93%	0.88%	0.84%	0.89%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.99%	0.82%	0.72%	0.71%	0.79%
Ratio of Net Investment Income/(Loss)	0.69%	0.88%	1.19%	1.02%	1.78%
Portfolio Turnover Rate	58%	49%	77%	54%	76%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	19

Janus Henderson Select Value Fund

Financial Highlights

Class N Shares
For a share outstanding during the period ended June 30	2018(1)
Net Asset Value, Beginning of Period	$14.06
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.10
Net realized and unrealized gain/(loss)	0.85
Total from Investment Operations	0.95
Less Dividends and Distributions:
Dividends (from net investment income)	(0.07)
Distributions (from capital gains)	(0.74)
Total Dividends and Distributions	(0.81)
Net Asset Value, End of Period	$14.20
Total Return*	6.77%
Net Assets, End of Period (in thousands)	$1,585
Average Net Assets for the Period (in thousands)	$1,164
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.12%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.95%
Ratio of Net Investment Income/(Loss)	0.76%
Portfolio Turnover Rate	58%

Class S Shares
For a share outstanding during each year ended June 30	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$13.71	$12.21	$12.49	$12.87	$11.77
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.04	0.08	0.12	0.07	0.14
Net realized and unrealized gain/(loss)	1.12	2.12	0.37	0.33	1.79
Total from Investment Operations	1.16	2.20	0.49	0.40	1.93
Less Dividends and Distributions:
Dividends (from net investment income)	(0.01)	(0.11)	(0.05)	(0.20)	(0.07)
Distributions (from capital gains)	(0.74)	(0.59)	(0.72)	(0.58)	(0.76)
Total Dividends and Distributions	(0.75)	(0.70)	(0.77)	(0.78)	(0.83)
Net Asset Value, End of Period	$14.12	$13.71	$12.21	$12.49	$12.87
Total Return*	8.47%	18.30%	4.41%	3.18%	16.91%
Net Assets, End of Period (in thousands)	$100	$82	$54	$52	$15
Average Net Assets for the Period (in thousands)	$114	$74	$51	$43	$14
Ratios to Average Net Assets**:
Ratio of Gross Expenses	2.17%	1.34%	1.27%	1.23%	1.65%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.34%	1.12%	0.89%	1.10%	1.45%
Ratio of Net Investment Income/(Loss)	0.27%	0.60%	1.02%	0.54%	1.11%
Portfolio Turnover Rate	58%	49%	77%	54%	76%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from August 4, 2017 (inception date) through June 30, 2018.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

20	JUNE 30, 2018

Janus Henderson Select Value Fund

Financial Highlights

Class T Shares
For a share outstanding during each year ended June 30	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$13.76	$12.24	$12.51	$12.87	$11.77
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.06	0.09	0.12	0.09	0.19
Net realized and unrealized gain/(loss)	1.13	2.14	0.37	0.33	1.81
Total from Investment Operations	1.19	2.23	0.49	0.42	2.00
Less Dividends and Distributions:
Dividends (from net investment income)	(0.05)	(0.12)	(0.04)	(0.20)	(0.14)
Distributions (from capital gains)	(0.74)	(0.59)	(0.72)	(0.58)	(0.76)
Total Dividends and Distributions	(0.79)	(0.71)	(0.76)	(0.78)	(0.90)
Net Asset Value, End of Period	$14.16	$13.76	$12.24	$12.51	$12.87
Total Return*	8.65%	18.48%	4.43%	3.39%	17.52%
Net Assets, End of Period (in thousands)	$30,287	$10,437	$2,125	$1,326	$2,022
Average Net Assets for the Period (in thousands)	$22,955	$6,057	$1,593	$2,906	$1,595
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.29%	1.10%	1.02%	1.01%	1.16%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.19%	1.00%	0.86%	0.89%	1.04%
Ratio of Net Investment Income/(Loss)	0.43%	0.66%	1.05%	0.72%	1.53%
Portfolio Turnover Rate	58%	49%	77%	54%	76%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	21

Janus Henderson Select Value Fund

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Janus Henderson Select Value Fund (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 49 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks capital appreciation. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares. Class D Shares are closed to certain new investors.

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus Henderson funds. Class D Shares are available only to investors who hold accounts directly with the Janus Henderson funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of: 1) certain adviser-assisted, employer-sponsored retirement plans, including 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans; and 2) retail investors purchasing in qualified or nonqualified accounts, whose accounts are held through an omnibus account at their financial intermediary, and where the financial intermediary requires no payment or reimbursement from the Fund, Janus Capital Management LLC (“Janus Capital”), or its affiliates. Class N Shares are also available to Janus Henderson proprietary products and to certain direct institutional investors approved by Janus Distributors LLC dba Janus Henderson Distributors (“Janus Henderson Distributors”) including, but not limited to, corporations, certain retirement plans, public plans, and foundations and endowments, subject to minimum investment requirements.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In

22	JUNE 30, 2018

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Notes to Financial Statements

the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2018 to fair value the Fund’s investments in

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Janus Henderson Select Value Fund

Notes to Financial Statements

securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the year. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or the Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

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Notes to Financial Statements

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

On December 22, 2017, the Tax Cuts and Jobs Act was signed into law. Currently, Management does not believe the bill will have a material impact on the Fund’s intention to continue to qualify as a regulated investment company, which is generally not subject to U.S. federal income tax.

2. Other Investments and Strategies

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) of 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). There is

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Notes to Financial Statements

considerable uncertainty about how Brexit will be conducted, how negotiations of necessary treaties and trade agreements will proceed, or how financial markets will react. In addition, one or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital Management LLC (“Janus Capital”) believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

All repurchase agreements are transacted under legally enforceable master repurchase agreements that give the Fund, in the event of default by the counterparty, the right to liquidate securities held and to offset receivables and payables with the counterparty. For financial reporting purposes, the Fund does not offset financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities. Repurchase agreements held by the Fund are fully collateralized, and such collateral is in the possession of the Fund’s custodian or, for tri-party agreements, the custodian designated by the agreement. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest.

The following table presents gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the Fund's Schedule of Investments.

Offsetting of Financial Assets and Derivative Assets

Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

ING Financial Markets LLC	$2,600,000	$—	$(2,600,000)	$—

(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

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Janus Henderson Select Value Fund

Notes to Financial Statements

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Repurchase Agreements

The Fund and other funds advised by Janus Capital or its affiliates may transfer daily uninvested cash balances into one or more joint trading accounts. Assets in the joint trading accounts are invested in money market instruments and the proceeds are allocated to the participating funds on a pro rata basis.

Repurchase agreements held by the Fund are fully collateralized, and such collateral is in the possession of the Fund’s custodian or, for tri-party agreements, the custodian designated by the agreement. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

3. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The Fund’s "base" fee rate prior to any performance adjustment (expressed as an annual rate) is 0.70%.

The investment advisory fee rate is determined by calculating a base fee and applying a performance adjustment. The base fee rate is the same as the contractual investment advisory fee rate. The performance adjustment either increases or decreases the base fee depending on how well the Fund has performed relative to its benchmark index. The Fund's benchmark index used in the calculation is the Russell 3000® Value Index.

The calculation of the performance adjustment applies as follows:

Investment Advisory Fee = Base Fee Rate +/- Performance Adjustment

The investment advisory fee rate paid to Janus Capital by the Fund consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Fund’s average daily net assets during the previous month (“Base Fee Rate”), plus or minus (2) a performance-fee adjustment (“Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund’s average daily net assets based on the Fund’s relative performance compared to the cumulative investment record of its benchmark index over a 36-month performance measurement period or shorter time period, as applicable.

The Fund’s prospectuses and statement(s) of additional information contain additional information about performance-based fees. The amount shown as advisory fees on the Statement of Operations reflects the Base Fee Rate plus/minus any Performance Adjustment. For the year ended June 30, 2018, the performance adjusted investment advisory fee rate before any waivers and/or reimbursements of expenses is 0.80%.

Perkins Investment Management LLC (“Perkins”) serves as subadviser to the Fund. Perkins (together with its predecessors), has been in the investment management business since 1984 and provides day-to-day management of the Fund’s portfolio operations subject to the general oversight of Janus Capital. Janus Capital owns 100% of Perkins.

Janus Capital pays Perkins a subadvisory fee equal to 50% of the investment advisory fee paid by the Fund to Janus Capital (calculated after any applicable performance fee adjustment, fee waivers, and expense reimbursements). The subadvisory fee paid by Janus Capital to Perkins adjusts up or down based on the Fund's performance relative to the Fund's benchmark index over the performance measurement period.

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s total annual fund operating expenses, including the investment advisory fee, but excluding any performance adjustments to management fees, the fees payable pursuant to a Rule

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Notes to Financial Statements

12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus/administrative fees payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.82% of the Fund’s average daily net assets. Janus Capital has agreed to continue the waivers until at least November 1, 2018. The previous expense limit (until November 1, 2017) was 0.77%. If applicable, amounts waived and/or reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund’s Class D Shares pay an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital. For all share classes except Class D Shares, Janus Services also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.

Janus Services is compensated for its services related to the Fund’s Class D Shares. In addition to the administrative fees discussed above, Janus Services receives reimbursement for out-of-pocket costs it incurs for serving as transfer agent and providing, or arranging for, servicing to shareholders. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Henderson Distributors, a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, and of up to

28	JUNE 30, 2018

Janus Henderson Select Value Fund

Notes to Financial Statements

0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Henderson Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution and shareholder servicing fees” in the Statement of Operations.

Janus Capital serves as administrator to the Fund pursuant to an administration agreement between Janus Capital and the Trust. Under the administration agreement, Janus Capital provides oversight and coordination of the Fund’s service providers, recordkeeping, and other administrative services, and is reimbursed by the Fund for certain of its costs in providing these services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. The Fund pays for some or all of the salaries, fees, and expenses of Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital (or any subadvisor, as applicable) provides to the Fund. These amounts are disclosed as “Affiliated Fund administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Fund’s Chief Compliance Officer and certain compliance staff, all of whom are employees of Janus Capital and/or its affiliates, are shared with the Fund. Total compensation of $476,345 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended June 30, 2018. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

Effective April 1, 2018, BNP Paribas Financial Services (“BPFS”) provides certain administrative services to the Fund, including services related to Fund accounting, calculation of the Fund’s daily NAV, and Fund audit, tax, and reporting obligations, pursuant to a sub-administration agreement with Janus Capital on behalf of the Fund. As compensation for such services, Janus Capital pays BPFS a fee based on a percentage of the Fund’s assets, along with a flat fee, and is reimbursed by the Fund for amounts paid to BPFS (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). These amounts are disclosed as “Non-affiliated fund administration fees” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of June 30, 2018 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended June 30, 2018 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $471,025 were paid by the Trust to the Trustees under the Deferred Plan during the year ended June 30, 2018.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Henderson Distributors and financial intermediaries. During the year ended June 30, 2018, Janus Henderson Distributors retained upfront sales charges of $621.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were

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Janus Henderson Select Value Fund

Notes to Financial Statements

no CDSCs paid by redeeming shareholders of Class A Shares to Janus Henderson Distributors during the year ended June 30, 2018.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the year ended June 30, 2018, redeeming shareholders of Class C Shares paid CDSCs of $59.

As of June 30, 2018, shares of the Fund were owned by affiliates of Janus Henderson Investors, and/or other funds advised by Janus Henderson, as indicated in the table below:

Class	% of Class Owned	% of Fund Owned
Class A Shares	-%	-%
Class C Shares	-	-
Class D Shares	-	-
Class I Shares	-	-
Class N Shares	-	-
Class S Shares	69	-*
Class T Shares	-	-

* Less than 0.50%

In addition, other shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

The Fund is permitted to purchase or sell securities (“cross-trade”) between itself and other funds or accounts managed by Janus Capital in accordance with Rule 17a-7 under the Investment Company Act of 1940 (“Rule 17a-7”), when the transaction is consistent with the investment objectives and policies of the Fund and in accordance with the Internal Cross Trade Procedures adopted by the Trust’s Board of Trustees. These procedures have been designed to ensure that any cross-trade of securities by the Fund from or to another fund or account that is or could be considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser, common Officer, or common Trustee complies with Rule 17a-7. Under these procedures, each cross-trade is effected at the current market price to save costs where allowed. During the year ended June 30, 2018, the Fund engaged in cross trades amounting to $180,026 in sales, resulting in a net realized loss of $10,564. The net realized loss is included within the “Net Realized Gain/(Loss) on Investments” section of the Fund’s Statement of Operations.

4. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations; (2) losses or deductions the Fund may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of deferred compensation and foreign currency contract adjustments. The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

			Loss Deferrals		Other Book	Net Tax
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Late-Year Ordinary Loss	Post-October Capital Loss	to Tax Differences	Appreciation/ (Depreciation)
$ 895,151	$ 4,223,952	$ -	$ -	$ -	$ (985)	$ 4,392,922

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Janus Henderson Select Value Fund

Notes to Financial Statements

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2018 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 55,881,625	$ 5,097,025	$ (704,103)	$ 4,392,922

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended June 30, 2018
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 1,162,905	$ 5,696,708	$ -	$ -

For the year ended June 30, 2017
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 1,372,449	$ 3,431,697	$ -	$ -

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. The following reclassifications have been made to the Fund:

Increase/(Decrease) to Capital	Increase/(Decrease) to Undistributed Net Investment Income/Loss	Increase/(Decrease) to Undistributed Net Realized Gain/Loss
$ 16,321,731	$ (34,154)	$ (16,287,577)

Capital has been adjusted by $3,066,261, including $2,907,783 of long-term capital gain, for distributions in connection with Fund share redemptions (tax equalization).

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Notes to Financial Statements

5. Capital Share Transactions

	Year ended June 30, 2018(1)		Year ended June 30, 2017
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	10,767	$ 150,454	25,224	$ 337,009
Reinvested dividends and distributions	1,812	25,459	1,612	21,086
Shares repurchased	(9,089)	(128,248)	(15,176)	(200,512)
Net Increase/(Decrease)	3,490	$ 47,665	11,660	$ 157,583
Class C Shares:
Shares sold	3,836	$ 52,809	17,841	$ 232,924
Reinvested dividends and distributions	1,255	17,177	808	10,395
Shares repurchased	(12,225)	(166,511)	(6,172)	(80,878)
Net Increase/(Decrease)	(7,134)	$ (96,525)	12,477	$ 162,441
Class D Shares:
Shares sold	291,960	$ 4,135,546	2,346,828	$30,973,451
Reinvested dividends and distributions	89,894	1,265,700	77,463	1,015,535
Shares repurchased	(675,263)	(9,460,865)	(1,282,864)	(17,107,419)
Net Increase/(Decrease)	(293,409)	$ (4,059,619)	1,141,427	$14,881,567
Class I Shares:
Shares sold	77,556	$ 1,115,485	254,843	$ 3,394,057
Reinvested dividends and distributions	282,167	3,978,561	267,284	3,509,435
Shares repurchased	(5,378,803)	(74,995,459)	(920,408)	(11,634,626)
Net Increase/(Decrease)	(5,019,080)	$(69,901,413)	(398,281)	$ (4,731,134)
Class N Shares:
Shares sold	128,602	$ 1,851,064	-	$ -
Reinvested dividends and distributions	6,214	87,492	-	-
Shares repurchased	(23,222)	(333,173)	-	-
Net Increase/(Decrease)	111,594	$ 1,605,383	-	$ -
Class S Shares:
Shares sold	3,116	$ 44,153	1,243	$ 15,734
Reinvested dividends and distributions	467	6,556	303	3,963
Shares repurchased	(2,487)	(35,344)	-	-
Net Increase/(Decrease)	1,096	$ 15,365	1,546	$ 19,697
Class T Shares:
Shares sold	1,841,933	$ 26,166,379	744,880	$ 9,800,890
Reinvested dividends and distributions	103,827	1,459,806	17,971	235,598
Shares repurchased	(565,642)	(7,970,768)	(177,805)	(2,356,948)
Net Increase/(Decrease)	1,380,118	$ 19,655,417	585,046	$ 7,679,540
(1)	Period from August 4, 2017 (inception date) through June 30, 2018 for Class N Shares.

6. Purchases and Sales of Investment Securities

For the year ended June 30, 2018, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$63,294,144	$ 56,528,734	$ -	$ -

7.Recent Accounting Pronouncements

The Securities and Exchange Commission ("SEC") adopted new rules as well as amendments to its rules to modernize the reporting and disclosure of information by registered investment companies. In addition, the SEC adopted

32	JUNE 30, 2018

Janus Henderson Select Value Fund

Notes to Financial Statements

amendments to Regulation S-X, which require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date of the amendments to Regulation S-X was August 1, 2017. This report incorporates the amendments to Regulation S-X.

The FASB issued Accounting Standards Update No. 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities ("ASU 2017-08") to amend the amortization period for certain purchased callable debt securities held at a premium. The guidance requires certain premiums on callable debt securities to be amortized to the earliest call date. The amortization period for callable debt securities purchased at a discount will not be impacted. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Early adoption is permitted, including adoption in an interim period. Management is currently evaluating the impacts of ASU 2017-08 on the financial statements.

8. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to June 30, 2018 and through the date of issuance of the Fund's financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

Janus Investment Fund	33

Janus Henderson Select Value Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Investment Fund and Shareholders of
Janus Henderson Select Value Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Janus Henderson Select Value Fund (one of the funds constituting Janus Investment Fund, referred to hereafter as the "Fund") as of June 30, 2018, the related statement of operations for the year ended June 30, 2018, the statements of changes in net assets for each of the two years in the period ended June 30, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended June 30, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Denver, Colorado
August 17, 2018

We have served as the auditor of one or more investment companies in Janus Henderson Funds since 1990.

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Janus Henderson Select Value Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Fund is required to disclose its complete holdings on Form N-Q within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to Fund shareholders. These reports (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free) (or 1-800-525-3713 if you hold Class D shares). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag. Holdings are generally posted approximately two business days thereafter under Full Holdings for the Fund at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 14 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

Additionally, in connection with their consideration of whether to continue the investment advisory agreement and subadvisory agreement for each Fund, as applicable, the Trustees also received and reviewed information in connection with the transaction to combine the respective businesses of Henderson Group plc and Janus Capital Group, Inc., the parent company of Janus Capital (the “Transaction”), announced in October 2016, which closed in the second quarter of 2017. In this regard, the Trustees reviewed information regarding the impact of the Transaction on the services to be provided by Janus Capital and each subadviser, as applicable, to the Funds under such agreements prior to the close of the Transaction as well as the services provided after the Transaction closed.

At a meeting held on December 7, 2017, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from February 1, 2018 through February 1, 2019, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the

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Janus Henderson Select Value Fund

Additional Information (unaudited)

agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees (excluding out of pocket costs), net of any waivers.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has been strong: for the 36 months ended September 30, 2017, approximately 70% of the Funds were in the top two quartiles of performance, as reported by Morningstar, and for the 12 months ended September 30, 2017, approximately 46% of the Funds were in the top two quartiles of performance, as reported by Morningstar.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Alternative Funds

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson International Long/Short Equity Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and the Fund’s limited performance history.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge

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Janus Henderson Select Value Fund

Additional Information (unaudited)

quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Fixed-Income Funds

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Unconstrained Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Real Return Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Strategic Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

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Janus Henderson Select Value Fund

Additional Information (unaudited)

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson International Small Cap Fund, the Trustees noted that, due to limited performance for the Fund, performance history was not a material factor.

• For Janus Henderson International Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that

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Janus Henderson Select Value Fund

Additional Information (unaudited)

the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson All Asset Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

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Janus Henderson Select Value Fund

Additional Information (unaudited)

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and the Fund’s limited performance history.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital and Intech had taken or were taking to improve performance, and the Fund’s limited performance history.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Intech had taken or were taking to improve performance.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Select Value Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

Janus Aspen Series

• For Janus Henderson Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

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Janus Henderson Select Value Fund

Additional Information (unaudited)

• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Forty Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Allocation Portfolio – Moderate, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Research Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Technology Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Unconstrained Bond Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and the Fund’s limited performance history.

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Overseas Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Research Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Fund’s performance warranted continuation of the Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of

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Janus Henderson Select Value Fund

Additional Information (unaudited)

that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration, but excluding out-of-pocket costs) fees for many of the Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 10% below the average total expenses of their respective Broadridge Expense Group peers and 18% below the average total expenses for their Broadridge Expense Universes; (3) management fees for the Funds, on average, were 8% below the average management fees for their Expense Groups and 9% below the average for their Expense Universes; and (4) Fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered the total expenses for each share class of each Fund compared to the average total expenses for its Broadridge Expense Group peers and to average total expenses for its Broadridge Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and expense waivers on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional clients and to the fees Janus Capital charges to funds subadvised by Janus Capital; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) Janus mutual fund investors enjoy reasonable fees relative to the fees charged to Janus institutional and subadvised fund investors; (4) in three of seven product categories, the Funds receive proportionally better pricing than the industry in relation to Janus institutional clients; and (5) in seven of eight strategies, Janus Capital has lower management fees than funds subadvised by Janus Capital’s portfolio managers.

The Trustees considered the fees for each Fund for its fiscal year ended in 2016, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Alternative Funds

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Long/Short Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were

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Janus Henderson Select Value Fund

Additional Information (unaudited)

reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Fixed-Income Funds

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Unconstrained Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Real Return Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to waive 11 basis points of management fees effective February 1, 2018 and also has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Strategic Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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Janus Henderson Select Value Fund

Additional Information (unaudited)

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson International Small Cap Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

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Janus Henderson Select Value Fund

Additional Information (unaudited)

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson All Asset Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s total expenses effective June 5, 2017.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Research Fund, the Trustees noted that, although the Fund’s total expenses were equal to or exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective February 1, 2017.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

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Janus Henderson Select Value Fund

Additional Information (unaudited)

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Select Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group averages for all share classes.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Janus Aspen Series

• For Janus Henderson Balanced Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Global Allocation Portfolio - Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Technology Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Unconstrained Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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Janus Henderson Select Value Fund

Additional Information (unaudited)

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Overseas Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for its sole share class.

The Trustees reviewed information on the overall profitability to Janus Capital and its affiliates of their relationship with the Funds, and considered profitability data of other fund managers. The Trustees also considered the financial information, estimated profitability and corporate structure of Janus Capital’s parent company before and after the Transaction. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. The Trustees also noted that the Trustees’ independent fee consultant reviewed the overall profitability of Janus Capital’s parent company prior to the Transaction, and the independent fee consultant found that, while assessing the reasonableness of Fund expenses in light of such profits was dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons were limited in accuracy by differences in complex size, business mix, institutional account orientation and other factors, after accepting these limitations, the level of profit earned by Janus Capital’s parent company was reasonable. In this regard, the independent consultant concluded that the profitability of Janus Capital’s parent company did not show excess nor did it show any insufficiency that could limit the ability to invest the resources needed to drive strong future investment performance on behalf of the Funds.

Additionally, the Trustees considered the estimated profitability to Janus Capital from the investment management services it provided to each Fund. The Trustees also considered such estimated profitability taking into account the impact of the Transaction on Janus Capital’s expense structure on a pro forma basis. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Fund is necessarily a product of the allocation methodology utilized by Janus Capital to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant concluded that (1) the expense allocation methodology utilized by Janus Capital was reasonable and (2) the estimated profitability to Janus Capital from the investment management services it provided to each Fund was reasonable, including after taking into account the impact of the Transaction on Janus Capital’s expense structure on a pro forma basis. The Trustees also considered that the estimated profitability for an individual Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that Janus Capital’s estimated profitability with respect to each Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Funds was not a material factor in the Board’s approval of the reasonableness of any Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that each Fund’s total expenses were reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

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Janus Henderson Select Value Fund

Additional Information (unaudited)

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted their independent fee consultant’s analysis of economies of scale in prior years. They also noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 86% of these Funds’ share classes have contractual management fees (gross of waivers) below their Broadridge expense group averages. They also noted that for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing certain of these Funds because they have not reached adequate scale. Moreover, as the assets of some of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

The independent fee consultant concluded that, given the limitations of various analytical approaches to economies of scale it had considered in prior years, and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus complex. The independent consultant concluded that (1) to the extent there were economies of scale at Janus Capital, Janus Capital’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Funds, Janus Capital appeared to be investing to increase the likelihood that these Funds will grow to a level to achieve any scale economies that may exist. Further, the independent fee consultant provided its belief that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Funds from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and/or the subadvisers benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Fund could attract other business to Janus Capital, the subadvisers or other Janus funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Funds.

48	JUNE 30, 2018

Janus Henderson Select Value Fund

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was June 30, 2018. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

Janus Investment Fund	49

Janus Henderson Select Value Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the

50	JUNE 30, 2018

Janus Henderson Select Value Fund

Useful Information About Your Fund Report (unaudited)

total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

Janus Investment Fund	51

Janus Henderson Select Value Fund

Designation Requirements (unaudited)

For federal income tax purposes, the Fund designated the following for the year ended June 30, 2018:

Capital Gain Distributions	$8,604,491
Dividends Received Deduction Percentage	100%
Qualified Dividend Income Percentage	100%

52	JUNE 30, 2018

Janus Henderson Select Value Fund

Trustees and Officers (unaudited)

The Fund’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Fund’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Fund’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Fund’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Aspen Series. Collectively, these two registered investment companies consist of 61 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Fund may also be officers and/or directors of Janus Capital. Except as otherwise disclosed, Fund officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer, as authorized by the Trustees.

Janus Investment Fund	53

Janus Henderson Select Value Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Managing Partner, Impact Investments, Athena Capital Advisors LLC (independent registered investment advisor) (since 2016) and Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations). Formerly, Chief Executive Officer, Imprint Capital (impact investment firm) (2013-2015) and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	61

Director of Mutual Fund Directors Forum (a non-profit organization serving independent directors of U.S. mutual funds), Chairman of the Board and Trustee of The Investment Fund for Foundations Investment Program (TIP) (consisting of 2 funds), and Director of the F.B. Heron Foundation (a private grantmaking foundation).

54	JUNE 30, 2018

Janus Henderson Select Value Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Trustee	1/13-Present	Executive Vice President, Institutional Markets, of Black Creek Group (private equity real estate investment management firm) (since 2012). Formerly, Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	61

Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of MotiveQuest LLC (strategic social market research company) (2003-2016); Director of Nuveen Global Investors LLC (2007-2011); Director of Communities in Schools (2004-2010); and Director of Mutual Fund Education Alliance (until 2010).

Janus Investment Fund	55

Janus Henderson Select Value Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Managing Member and Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Venture Partner for The Edgewater Funds (a middle market private equity firm) (2002-2004); Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000); and Chief Investment Officer of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	61

Advisory Board Member, Innovate Partners Emerging Growth and Equity Fund I (early stage venture capital fund) (since 2014) and Managing Trustee of National Retirement Partners Liquidating Trust (since 2013). Formerly, Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013); Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009); Director of RemedyTemp, Inc. (temporary help services company) (1996-2006); and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

56	JUNE 30, 2018

Janus Henderson Select Value Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	6/16-Present	Founder, Daraja Capital (advisory and investment firm) (since 2016), and Senior Advisor, Albright Stonebridge Group LLC (global strategy firm) (since 2016). Formerly, Senior Vice President (2011-2015), Albright Stonebridge Group LLC; and Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	61	Director of Brightwood Capital Advisors, LLC (since 2014).
Gary A. Poliner 151 Detroit Street Denver, CO 80206 DOB: 1953	Trustee	6/16-Present	Retired. Formerly, President (2010-2013) of Northwestern Mutual Life Insurance Company.	61

Director of MGIC Investment Corporation (private mortgage insurance) (since 2013) and West Bend Mutual Insurance Company (property/casualty insurance) (since 2013). Formerly, Trustee of Northwestern Mutual Life Insurance Company (2010-2013); and Director of Frank Russell Company (global asset management firm) (2008-2013).

Janus Investment Fund	57

Janus Henderson Select Value Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
James T. Rothe 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	1/97-Present	Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Co-founder and Managing Director of Roaring Fork Capital SBIC, L.P. (SBA SBIC fund focusing on private investment in public equity firms) (2004-2014), Professor of Business of the University of Colorado (2002-2004), and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	61	Formerly, Director of Red Robin Gourmet Burgers, Inc. (RRGB) (2004- 2014).
William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	6/84-Present	Retired. Formerly, President and founder of HPS Products and Corporate Vice President of MKS Instruments, Boulder, CO (a provider of advanced process control systems for the semiconductor industry) (1976-2012).	61	None

58	JUNE 30, 2018

Janus Henderson Select Value Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Diane L. Wallace 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	6/17-Present	Retired.	61

Formerly, Independent Trustee, Henderson Global Funds (13 portfolios) (2015-2017); Independent Trustee, State Farm Associates' Funds Trust, State Farm Mutual Fund Trust, and State Farm Variable Product Trust (28 portfolios) (2013-2017). Chief Operating Officer, Senior Vice President-Operations, and Chief Financial Officer for Driehaus Capital Management, LLC (1988-2006); and Treasurer of Driehaus Mutual Funds (1996-2002).

Janus Investment Fund	59

Janus Henderson Select Value Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	61

Director of Chicago Community Trust (Regional Community Foundation), Chicago Council on Global Affairs, InnerWorkings (U.S. provider of print procurement solutions to corporate clients), Lurie Children’s Hospital (Chicago, IL), Shirley Ryan Ability Lab and Wrapports, LLC (digital communications company). Formerly, Director of Walmart (until 2017); Director of Chicago Convention & Tourism Bureau (until 2014); and The Field Museum of Natural History (Chicago, IL) (until 2014).

60	JUNE 30, 2018

Janus Henderson Select Value Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Bruce L. Koepfgen 151 Detroit Street Denver, CO 80206 DOB: 1952	President and Chief Executive Officer	7/14-Present

Head of North America at Janus Henderson Investors and Janus Capital Management LLC (since 2017); Executive Vice President and Director of Janus International Holding LLC (since 2011); Executive Vice President of Janus Distributors LLC (since 2011); Vice President and Director of Intech Investment Management LLC (since 2011); Executive Vice President and Director of Perkins Investment Management LLC (since 2011); and Executive Vice President and Director of Janus Management Holdings Corporation (since 2011). Formerly, President of Janus Capital Group Inc. and Janus Capital Management LLC (2013-2017); Executive Vice President of Janus Services LLC (2011-2015), Janus Capital Group Inc. and Janus Capital Management LLC (2011-2013); and Chief Financial Officer of Janus Capital Group Inc., Janus Capital Management LLC, Janus Distributors LLC, Janus Management Holdings Corporation, and Janus Services LLC (2011-2013).

Susan K. Wold 151 Detroit Street Denver, CO 80206 DOB: 1960	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	9/17-Present

Senior Vice President and Head of Compliance, North America for Janus Henderson (since September 2017); Formerly, Vice President, Head of Global Corporate
Compliance, and Chief Compliance Officer for Janus Capital Management LLC (May 2017- September 2017); Vice President, Compliance at Janus Capital
Group Inc. and Janus Capital Management LLC (2005-2017).

Janus Investment Fund	61

Janus Henderson Select Value Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital and Janus Services LLC.
Kathryn L. Santoro 151 Detroit Street Denver, CO 80206 DOB: 1974	Vice President, Chief Legal Counsel, and Secretary	12/16-Present

Vice President of Janus Capital and Janus Services LLC (since 2016). Formerly, Vice President and Associate Counsel of Curian Capital, LLC and Curian Clearing LLC (2013-2016); and General Counsel and Secretary (2011-2012) and Vice President (2009-2012) of Old Mutual Capital, Inc.

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

62	JUNE 30, 2018

Knowledge. Shared

At Janus Henderson, we believe in the sharing of expert insight for better investment and business decisions. We call this ethos Knowledge. Shared.

Learn more by visiting janushenderson.com.

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson, Janus, Henderson, Perkins, Intech and Henderson Geneva are trademarks or registered trademarks of Janus Henderson Investors. © Janus Henderson Investors. The name Janus Henderson Investors includes HGI Group Limited, Henderson Global Investors (Brand Management) Sarl and Janus International Holding LLC.

Funds distributed by Janus Henderson Distributors

125-02-93033 08-18

ANNUAL REPORT June 30, 2018

Janus Henderson Short-Term Bond Fund

Janus Investment Fund

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson Short-Term Bond Fund

Janus Henderson Short-Term Bond Fund (unaudited)

FUND SNAPSHOT This dynamic, short duration bond fund seeks risk-adjusted returns and capital preservation. Our approach leverages a bottom-up, fundamentally driven investment process.	Mayur Saigal co-portfolio manager	Darrell Watters co-portfolio manager

PERFORMANCE OVERVIEW

During the one-year period ended June 30, 2018, Janus Henderson Short-Term Bond Fund’s Class I Shares returned 0.29% compared with 0.21% for the Fund’s benchmark, the Bloomberg Barclays 1-3 Year U.S. Government/Credit Index.

MARKET ENVIRONMENT

The period began with generally solid corporate earnings and the economy humming along at its slow, but steady, pace. Corporate credit spreads gradually compressed. The passage of U.S. tax reform and optimism around its potential to provide tailwinds for the U.S. economy helped investment-grade and high-yield corporate credit spreads reach cycle tights early in the new year. However, volatility returned to markets in February, stemming in large part from concerns that the Federal Reserve (Fed) may increase interest rates at a faster-than-projected pace. Investors also grappled with geopolitical risks, including the increasing likelihood – and eventual approval – of a populist government in Italy. Escalating trade tensions between the U.S. and China caused further volatility. Investment-grade corporate credit spreads ultimately widened as tapering demand, debt-funded consolidation activity and steady supply further impacted valuations. High-yield spreads ended roughly where they began.

The Fed raised its benchmark rate three times over the course of the period, reflecting near-term confidence in the U.S. economy. However, stable long-term expectations contributed to a flatter yield curve. The yield on the 2-year Treasury note closed June at 2.53%, up from 1.38% a year prior.

PERFORMANCE DISCUSSION

The Fund outperformed its benchmark, the Bloomberg Barclays 1-3 Year U.S. Government/Credit Index, for the period.

Corporate valuations remain rich, rates are rising and risk is asymmetrically skewed to the downside at this late stage of the economic and credit cycles. We are concerned with debt-funded merger-and-acquisition (M&A) activity in the investment-grade space. Additionally, hedging costs for foreign buyers in the U.S. fixed income market increase as the Fed hikes, depleting return potential and weighing on demand. In light of this landscape, we decreased our corporate credit exposure and reduced our spread duration. We diversified our credit portfolio by adding to commercial paper as well as front-end and floating-rate securitized products, which we believe offer more attractive risk-adjusted carry opportunities at this juncture.

Our corporate credit exposure contributed to outperformance. Our continued focus on securities that provide greater spread carry than the index benefited results in our investment-grade and high-yield corporate allocations, as well as in our out-of-index bank loan allocation. Carry is a measure of excess income generated by the Fund’s holdings.

On a corporate industry basis, our positioning in technology, midstream energy and cable satellite communications contributed to results. Spread carry proved beneficial, as did yield curve positioning. At the individual issuer level, Hilton Hotels & Resorts was a top contributor. Amid consumer strength, hotel operators have been able to capitalize on low vacancy rates by increasing nightly room rates. We have a favorable opinion of Hilton’s fundamentals as the company has successfully spun-off less-profitable business lines and is focused on growing earnings.

No asset class, industry or individual issuer materially detracted from relative performance.

DERIVATIVES USAGE

The Fund may invest its assets in derivatives, which are instruments that have a value derived from, or directly linked to, an underlying asset. During the period, the Fund invested in interest rate futures to manage the effective duration of the securities in the Fund’s portfolio. Our use

Janus Investment Fund	1

Janus Henderson Short-Term Bond Fund (unaudited)

of derivatives contributed to relative results during the period. Please see the Derivative Instruments section in the “Notes to Financial Statements” for a discussion of derivatives used by the Fund.

OUTLOOK

The Fed is delivering on rate hikes, and Fed officials forecast two additional increases this year. We expect that to come to fruition, with additional hikes in 2019. Supply/demand dynamics should also push U.S. rates higher with hedging costs deterring foreign buyers, while Treasury issuance compensates for unfinanced corporate and individual income tax cuts. We are incrementally positive on the economy, but we question the sustainability of growth long term, particularly once the impact of tax reform recedes. We also anticipate that long-term secular trends, such as demographics and the pervasiveness of technology, will ultimately keep inflation in check. That said, we expect yields to rise and the Treasury curve to flatten. We are, however, mindful that volatility has returned and that there are a number of geopolitical risks, including trade policy and the new eurosceptic coalition government in Italy, that could put rate hikes on pause and steer investors toward more defensive assets.

We acknowledge that corporate fundamentals are strong, tax reform is beneficial and economic growth is decent, all of which can extend the economic and credit cycles, but we are definitely in the later stages of both. Rates are rising and valuations are rich. Leverage is creeping higher as investment-grade issuers seek to buy growth to combat industry disruption. We expect debt-funded consolidation activity to continue to weigh on valuations. Demand is also tapering, due to a combination of new repatriation policies and higher hedging costs. Investment-grade corporates are struggling in the face of these technical challenges. In contrast, shrinking high-yield supply is supporting valuations, and we anticipate this credit market divergence to continue.

We believe it is prudent to limit credit risk at this point in the cycle, but we remain opportunistic. We will continue to emphasize favorable risk-adjusted carry opportunities in shorter-dated and floating rate spread products with minimal interest rate risk. Our analysts are also seeking issuers with fundamental improvement stories and the potential to generate outperformance as they progress through an upgrade cycle. We are monitoring the widening in investment-grade spreads for attractive re-entry points. Given the asymmetric risk at this point of the cycle, we believe security avoidance is as important as security selection. This approach aligns with our core tenets of capital preservation and delivering strong risk-adjusted returns.

Thank you for your investment in Janus Henderson Short-Term Bond Fund.

2	JUNE 30, 2018

Janus Henderson Short-Term Bond Fund (unaudited)

Fund At A Glance

June 30, 2018

Fund Profile
30-day Current Yield*	Without Reimbursement	With Reimbursement
Class A Shares NAV	2.13%	2.26%
Class A Shares MOP	2.08%	2.20%
Class C Shares**	1.36%	1.49%
Class D Shares	2.25%	2.42%
Class I Shares	2.37%	2.49%
Class N Shares	2.44%	2.56%
Class S Shares	1.75%	2.05%
Class T Shares	2.18%	2.30%
Weighted Average Maturity		2.4 Years
Average Effective Duration***		1.1 Years
* Yield will fluctuate.
** Does not include the 1.00% contingent deferred sales charge.
*** A theoretical measure of price volatility.

Ratings† Summary - (% of Total Investments)
AAA	6.1%
AA	18.6%
A	14.3%
BBB	36.4%
BB	14.8%
B	2.9%
Not Rated	0.6%
Other	6.3%

† Credit ratings provided by Standard & Poor's (S&P), an independent credit rating agency. Credit ratings range from AAA (highest) to D (lowest) based on S&P's measures. Further information on S&P's rating methodology may be found at www.standardandpoors.com. Other rating agencies may rate the same securities differently. Ratings are relative and subjective and are not absolute standards of quality. Credit quality does not remove market risk and is subject to change. "Not Rated" securities are not rated by S&P, but may be rated by other rating agencies and do not necessarily indicate low quality. "Other" includes cash equivalents, equity securities, and certain derivative instruments.

Significant Areas of Investment - (% of Net Assets)

Asset Allocation - (% of Net Assets)
Corporate Bonds	59.5%
Asset-Backed/Commercial Mortgage-Backed Securities	15.5%
United States Treasury Notes/Bonds	10.9%
Commercial Paper	5.6%
Bank Loans and Mezzanine Loans	5.1%
U.S. Government Agency Notes	2.2%
Investment Companies	0.6%
Mortgage-Backed Securities	0.2%
Other	0.4%
100.0%

Janus Investment Fund	3

Janus Henderson Short-Term Bond Fund (unaudited)

Performance

See important disclosures on the next page.

					Expense Ratios -
Average Annual Total Return - for the periods ended June 30, 2018					per the October 27, 2017 prospectuses
	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses	Net Annual Fund Operating Expenses
Class A Shares at NAV	0.41%	0.95%	2.43%	3.47%	0.90%	0.78%
Class A Shares at MOP	-2.18%	0.42%	1.93%	3.28%
Class C Shares at NAV	-0.69%	0.12%	1.70%	2.77%	1.68%	1.56%
Class C Shares at CDSC	-1.68%	0.12%	1.70%	2.77%
Class D Shares(1)	0.24%	1.10%	2.56%	3.81%	0.77%	0.64%
Class I Shares	0.29%	1.11%	2.47%	3.69%	0.67%	0.56%
Class N Shares	0.37%	1.17%	2.47%	3.78%	0.60%	0.49%
Class S Shares	-0.09%	0.72%	2.18%	3.29%	1.10%	0.99%
Class T Shares	0.13%	1.00%	2.47%	3.78%	0.85%	0.74%
Bloomberg Barclays 1-3 Year U.S. Government/Credit Index	0.21%	0.84%	1.65%	3.79%**
Morningstar Quartile - Class T Shares	3rd	3rd	2nd	2nd
Morningstar Ranking - based on total returns for Short-Term Bond Funds	309/531	278/449	135/386	58/148

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 2.50%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Net expense ratios reflect the expense waiver, if any, contractually agreed to through November 1, 2018.

4	JUNE 30, 2018

Janus Henderson Short-Term Bond Fund (unaudited)

Performance

Performance may be affected by risks that include those associated with non-diversification, portfolio turnover, short sales, potential conflicts of interest, foreign and emerging markets, initial public offerings (IPOs), high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), derivatives, and commodity-linked investments. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

See Financial Highlights for actual expense ratios during the reporting period.

Class A Shares, Class C Shares, Class I Shares, and Class S Shares commenced operations on July 6, 2009. Performance shown for each class for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class (renamed Class T Shares effective February 16, 2010), calculated using the fees and expenses of each respective share class, without the effect of any fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010. Performance shown for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Class N Shares commenced operations on May 31, 2012. Performance shown for periods prior to May 31, 2012, reflects the performance of the Fund’s Class T Shares, calculated using the fees and expenses of Class T Shares, net of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2018 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

*The Fund’s inception date – September 1, 1992

** The Bloomberg Barclays 1-3 Year U.S. Government/Credit Index’s since inception returns are calculated from August 31, 1992.

(1) Closed to certain new investors.

Janus Investment Fund	5

Janus Henderson Short-Term Bond Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (1/1/18)	Ending Account Value (6/30/18)	Expenses Paid During Period (1/1/18 - 6/30/18)†	Beginning Account Value (1/1/18)	Ending Account Value (6/30/18)	Expenses Paid During Period (1/1/18 - 6/30/18)†	Net Annualized Expense Ratio (1/1/18 - 6/30/18)
Class A Shares	$1,000.00	$999.70	$3.92	$1,000.00	$1,020.88	$3.96	0.79%
Class C Shares	$1,000.00	$995.80	$7.72	$1,000.00	$1,017.06	$7.80	1.56%
Class D Shares	$1,000.00	$1,000.50	$3.12	$1,000.00	$1,021.67	$3.16	0.63%
Class I Shares	$1,000.00	$997.50	$2.77	$1,000.00	$1,022.02	$2.81	0.56%
Class N Shares	$1,000.00	$997.80	$2.48	$1,000.00	$1,022.32	$2.51	0.50%
Class S Shares	$1,000.00	$998.80	$4.81	$1,000.00	$1,019.98	$4.86	0.97%
Class T Shares	$1,000.00	$1,000.00	$3.67	$1,000.00	$1,021.12	$3.71	0.74%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

6	JUNE 30, 2018

Janus Henderson Short-Term Bond Fund

Schedule of Investments

June 30, 2018

Shares or Principal Amounts		Value
Asset-Backed/Commercial Mortgage-Backed Securities – 15.5%
American Credit Acceptance Receivables Trust 2017-2,
2.4600%, 4/12/21 (144A)	$5,742,000	$5,733,770
Capital Auto Receivables Asset Trust 2015-1, 2.1000%, 1/21/20	8,528,000	8,519,961
Capital One Multi-Asset Execution Trust, 1.9900%, 7/17/23	19,593,000	19,196,749
Citibank Credit Card Issuance Trust, 1.8000%, 9/20/21	20,882,000	20,625,116
Citigroup Commercial Mortgage Trust 2014-GC25, 1.4850%, 10/10/47	425,903	424,317
Citigroup Commercial Mortgage Trust 2015-GC27, 1.3530%, 2/10/48	821,369	816,832
COMM 2014-CCRE19 Mortgage Trust, 1.4150%, 8/10/47	718,677	714,431
COMM 2014-CCRE20 Mortgage Trust, 1.3240%, 11/10/47	704,758	698,938
COMM 2014-UBS4 Mortgage Trust, 1.3090%, 8/10/47	414,709	413,558
COMM 2015-CCRE25 Mortgage Trust, 1.7370%, 8/10/48	1,602,401	1,583,972
COMM 2015-DC1 Mortgage Trust, 1.4880%, 2/10/48	346,134	345,439
COMM 2015-LC19 Mortgage Trust, 1.3990%, 2/10/48	1,089,671	1,079,643
Conn Funding II LP, 2.7300%, 7/15/20 (144A)	1,205,032	1,204,846
Conn's Receivables Funding 2017-B LLC, 4.5200%, 11/15/20 (144A)	4,456,000	4,491,794
Csail 2015-C2 Commercial Mortgage Trust, 1.4544%, 6/15/57	675,419	670,793
DBJPM 16-C3 Mortgage Trust, 1.5020%, 9/10/49	2,509,986	2,452,873
Domino's Pizza Master Issuer LLC, 3.0820%, 7/25/47 (144A)	10,744,805	10,414,080
First Investors Auto Owner Trust, 2.8400%, 5/16/22 (144A)	4,555,856	4,555,364
Freddie Mac Structured Agency Credit Risk Debt Notes,
ICE LIBOR USD 1 Month + 2.2000%, 4.2911%, 2/25/24‡	5,384,379	5,536,801
Freddie Mac Structured Agency Credit Risk Debt Notes,
ICE LIBOR USD 1 Month + 1.8500%, 3.9411%, 10/25/27‡	1,688,863	1,720,465
Golden Credit Card Trust, 1.9800%, 4/15/22 (144A)	9,812,000	9,626,978
Golden Credit Card Trust, 2.6200%, 1/15/23 (144A)	8,779,000	8,683,548
GS Mortgage Securities Trust 2014-GC24, 1.5090%, 9/10/47	583,676	580,409
GS Mortgage Securities Trust 2014-GC26, 1.4340%, 11/10/47	677,102	674,541
GS Mortgage Securities Trust 2015-GC28, 1.5280%, 2/10/48	815,604	808,674
Hertz Fleet Lease Funding LP,
ICE LIBOR USD 1 Month + 0.5000%, 2.5464%, 5/10/32 (144A)‡	7,131,000	7,136,209
Hertz Fleet Lease Funding LP, 3.2300%, 5/10/32 (144A)	5,834,000	5,837,380
Jimmy Johns Funding LLC, 3.6100%, 7/30/47 (144A)	6,767,858	6,723,460
JPMBB Commercial Mortgage Securities Trust 2014-C26, 1.5962%, 1/15/48	565,712	563,236
JPMBB Commercial Mortgage Securities Trust 2015-C27, 1.4137%, 2/15/48	690,895	685,513
JPMBB Commercial Mortgage Securities Trust 2015-C28, 1.4451%, 10/15/48	439,172	437,521
JPMBB Commercial Mortgage Securities Trust 2015-C30, 1.7384%, 7/15/48	286,596	285,895
Morgan Stanley Bank of America Merrill Lynch Trust 2015-C25,
1.6150%, 10/15/48	2,904,105	2,860,806
Oscar US Funding Trust IV, 2.5300%, 7/15/20 (144A)	1,121,915	1,121,360
OSCAR US Funding Trust V, 2.3100%, 11/15/19 (144A)	241,935	241,525
OSCAR US Funding Trust VII LLC, 2.4500%, 12/10/21 (144A)	6,272,000	6,198,611
OSCAR US Funding Trust VII LLC, 2.7600%, 12/10/24 (144A)	6,272,000	6,148,417
Permanent Master Issuer PLC,
ICE LIBOR USD 3 Month + 0.3800%, 2.7500%, 7/15/58 (144A)‡	4,516,000	4,516,957
PSNH Funding LLC 3, 3.0940%, 2/1/26	9,850,000	9,863,945
Santander Drive Auto Receivables Trust 2015-4, 3.5300%, 8/16/21	3,973,000	3,997,294
Santander Drive Auto Receivables Trust 2015-5, 2.7400%, 12/15/21	6,499,274	6,500,594
Santander Drive Auto Receivables Trust 2016-1, 3.0900%, 4/15/22	1,366,000	1,367,511
Santander Drive Auto Receivables Trust 2016-2, 2.6600%, 11/15/21	2,426,000	2,416,539
Santander Drive Auto Receivables Trust 2016-3, 2.4600%, 3/15/22	4,472,000	4,443,600
Santander Prime Auto Issuance Notes Trust 2018-A, 5.0400%, 9/15/25 (144A)	8,901,882	8,969,999
Silverstone Master Issuer PLC,
ICE LIBOR USD 3 Month + 0.3900%, 2.7495%, 1/21/70‡	4,052,000	4,045,428
Station Place Securitization Trust 2017-3,
ICE LIBOR USD 1 Month + 1.0000%, 2.9613%, 7/24/18 (144A)‡,§	5,333,000	5,333,149
United Auto Credit Securitization Trust 2018-1, 3.0500%, 9/10/21 (144A)	2,939,000	2,927,580
Verizon Owner Trust 2016-1, 2.4500%, 9/20/21 (144A)	4,136,000	4,071,784
Verizon Owner Trust 2016-2, 2.1500%, 5/20/21 (144A)	6,809,000	6,688,692
Verizon Owner Trust 2017-2, 2.2200%, 12/20/21 (144A)	10,326,000	10,119,329
Verizon Owner Trust 2017-3, 2.0600%, 4/20/22 (144A)	5,709,000	5,611,483

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	7

Janus Henderson Short-Term Bond Fund

Schedule of Investments

June 30, 2018

Shares or Principal Amounts		Value
Asset-Backed/Commercial Mortgage-Backed Securities – (continued)
Verizon Owner Trust 2017-3, 2.3800%, 4/20/22 (144A)	$1,891,000	$1,856,023
Wells Fargo Commercial Mortgage Trust 2014-LC18, 1.4370%, 12/15/47	741,631	735,156
Wells Fargo Commercial Mortgage Trust 2015-LC20, 1.4710%, 4/15/50	924,652	916,306
Wells Fargo Commercial Mortgage Trust 2015-LC22, 1.6390%, 9/15/58	1,384,798	1,368,193
Wells Fargo Commercial Mortgage Trust 2015-NXS3, 1.5040%, 9/15/57	1,922,550	1,901,684
Wells Fargo Commercial Mortgage Trust 2015-SG1, 1.5680%, 9/15/48	981,606	974,317
Total Asset-Backed/Commercial Mortgage-Backed Securities (cost $240,641,573)		238,439,388
Bank Loans and Mezzanine Loans – 5.1%
Capital Goods – 0.7%
Reynolds Group Holdings Inc,
ICE LIBOR USD 3 Month + 2.7500%, 4.8435%, 2/5/23‡	10,214,376	10,184,550
Communications – 1.9%
Charter Communications Operating LLC,
ICE LIBOR USD 3 Month + 2.0000%, 4.1000%, 4/30/25‡	28,320,685	28,258,663
Consumer Cyclical – 1.7%
Golden Nugget Inc/NV, ICE LIBOR USD 3 Month + 3.2500%, 4.8230%, 10/4/23‡	6,014,421	6,002,753
Hilton Worldwide Finance LLC,
ICE LIBOR USD 3 Month + 1.7500%, 3.8411%, 10/25/23‡	20,553,487	20,544,854
		26,547,607
Consumer Non-Cyclical – 0.3%
HCA Inc, ICE LIBOR USD 3 Month + 2.0000%, 4.0935%, 3/13/25‡	5,213,733	5,224,838
Electric – 0%
NRG Energy Inc, ICE LIBOR USD 3 Month + 1.7500%, 4.0844%, 6/30/23‡	208,842	207,355
Technology – 0.3%
CommScope Inc, ICE LIBOR USD 3 Month + 2.0000%, 4.0935%, 12/29/22‡	3,803,112	3,812,620
Transportation – 0.2%
Hanjin International Corp,
ICE LIBOR USD 3 Month + 2.5000%, 4.8551%, 10/19/20‡	3,486,000	3,481,643
Total Bank Loans and Mezzanine Loans (cost $77,881,908)		77,717,276
Corporate Bonds – 59.5%
Banking – 19.8%
Ally Financial Inc, 3.2500%, 11/5/18	7,629,000	7,629,000
Ally Financial Inc, 3.5000%, 1/27/19	5,808,000	5,800,740
Bank of America Corp, 2.1510%, 11/9/20	10,997,000	10,747,881
Bank of America Corp, 2.5030%, 10/21/22	15,531,000	14,865,004
Capital One Financial Corp, 2.4000%, 10/30/20	5,680,000	5,539,932
Citibank NA, 1.8500%, 9/18/19	20,800,000	20,558,096
Citibank NA, ICE LIBOR USD 3 Month + 0.3200%, 2.6781%, 5/1/20‡	11,737,000	11,745,404
Citigroup Inc, 2.4500%, 1/10/20	25,066,000	24,783,719
Citizens Bank NA/Providence RI, 2.3000%, 12/3/18	16,610,000	16,587,064
Citizens Bank NA/Providence RI, 2.5000%, 3/14/19	13,756,000	13,724,912
Citizens Bank NA/Providence RI, 2.2500%, 3/2/20	5,252,000	5,162,120
Discover Bank, 2.6000%, 11/13/18	8,227,000	8,222,286
Fifth Third Bank/Cincinnati OH, 2.3000%, 3/15/19	10,317,000	10,282,052
First Republic Bank/CA, 2.3750%, 6/17/19	1,100,000	1,093,641
Goldman Sachs Group Inc, 2.7500%, 9/15/20	10,452,000	10,321,078
Goldman Sachs Group Inc, 3.0000%, 4/26/22	7,125,000	6,964,907
JPMorgan Chase & Co, 2.2950%, 8/15/21	20,890,000	20,180,407
JPMorgan Chase Bank NA, ICE LIBOR USD 3 Month + 0.3400%, 2.7017%, 4/26/21‡	19,530,000	19,534,707
Morgan Stanley, ICE LIBOR USD 3 Month + 0.8000%, 3.1550%, 2/14/20‡	13,111,000	13,150,753
National Australia Bank Ltd/New York, 2.2500%, 1/10/20	6,009,000	5,936,346
National Australia Bank Ltd/New York, 2.1250%, 5/22/20	10,710,000	10,512,172
PNC Bank NA, 2.0000%, 5/19/20	15,750,000	15,434,015
Royal Bank of Scotland Group PLC, 4.7000%, 7/3/18	11,601,000	11,601,000
Synchrony Financial, 2.6000%, 1/15/19	8,132,000	8,116,422
Synchrony Financial, 3.0000%, 8/15/19	6,153,000	6,140,861
Toronto-Dominion Bank, 2.5500%, 1/25/21	13,882,000	13,668,078

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	JUNE 30, 2018

Janus Henderson Short-Term Bond Fund

Schedule of Investments

June 30, 2018

Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Banking – (continued)
UBS AG/London, 2.4500%, 12/1/20 (144A)	$6,107,000	$5,969,696
		304,272,293
Basic Industry – 5.8%
Air Liquide Finance SA, 1.3750%, 9/27/19 (144A)	12,205,000	11,980,257
Anglo American Capital PLC, 4.1250%, 4/15/21 (144A)	3,511,000	3,541,616
Anglo American Capital PLC, 3.7500%, 4/10/22 (144A)	211,000	209,483
ArcelorMittal, 5.1250%, 6/1/20	6,067,000	6,218,675
ArcelorMittal, 5.5000%, 3/1/21	1,182,000	1,231,644
CF Industries Inc, 7.1250%, 5/1/20	17,450,000	18,431,562
CF Industries Inc, 3.4000%, 12/1/21 (144A)	1,063,000	1,044,674
Ecolab Inc, 2.0000%, 1/14/19	8,913,000	8,876,515
Glencore Finance Canada Ltd, 4.9500%, 11/15/21 (144A)	1,203,000	1,248,594
Hudbay Minerals Inc, 7.2500%, 1/15/23 (144A)	284,000	292,520
Lundin Mining Corp, 7.8750%, 11/1/22 (144A)	3,910,000	4,093,770
Platform Specialty Products Corp, 6.5000%, 2/1/22 (144A)	732,000	744,810
Sherwin-Williams Co, 2.2500%, 5/15/20	5,922,000	5,823,399
Steel Dynamics Inc, 5.1250%, 10/1/21	10,208,000	10,297,320
Teck Resources Ltd, 4.5000%, 1/15/21	11,942,000	11,942,000
Teck Resources Ltd, 4.7500%, 1/15/22	2,767,000	2,772,783
		88,749,622
Brokerage – 1.2%
Charles Schwab Corp, ICE LIBOR USD 3 Month + 0.3200%, 2.6494%, 5/21/21‡	8,073,000	8,105,768
E*TRADE Financial Corp, 2.9500%, 8/24/22	10,094,000	9,774,956
		17,880,724
Capital Goods – 7.3%
Arconic Inc, 6.1500%, 8/15/20	10,773,000	11,203,920
Arconic Inc, 5.4000%, 4/15/21	8,771,000	9,012,202
Ardagh Packaging Finance PLC / Ardagh Holdings USA Inc,
4.2500%, 9/15/22 (144A)	1,567,000	1,537,619
Ball Corp, 4.3750%, 12/15/20	22,063,000	22,228,472
Bemis Co Inc, 6.8000%, 8/1/19	2,075,000	2,153,716
CNH Industrial Capital LLC, 4.3750%, 4/5/22	4,460,000	4,506,384
General Dynamics Corp, ICE LIBOR USD 3 Month + 0.2900%, 2.6458%, 5/11/20‡	1,072,000	1,074,644
General Dynamics Corp, ICE LIBOR USD 3 Month + 0.3800%, 2.7358%, 5/11/21‡	1,072,000	1,075,734
HD Supply Inc, 5.7500%, 4/15/24 (144A)Ç	6,846,000	7,162,628
Huntington Ingalls Industries Inc, 5.0000%, 11/15/25 (144A)	9,023,000	9,332,399
Northrop Grumman Corp, 2.0800%, 10/15/20	11,600,000	11,336,859
Rockwell Collins Inc, 1.9500%, 7/15/19	3,048,000	3,018,353
Sealed Air Corp, 6.5000%, 12/1/20 (144A)	11,506,000	12,052,535
Vulcan Materials Co, ICE LIBOR USD 3 Month + 0.6500%, 2.5898%, 3/1/21‡	16,456,000	16,482,971
		112,178,436
Communications – 2.2%
American Tower Corp, 3.4000%, 2/15/19	13,205,000	13,240,645
Charter Communications Operating LLC / Charter Communications Operating Capital,
3.5790%, 7/23/20	8,057,000	8,055,802
Lamar Media Corp, 5.0000%, 5/1/23	139,000	140,911
Sirius XM Radio Inc, 3.8750%, 8/1/22 (144A)	268,000	258,620
TEGNA Inc, 5.1250%, 10/15/19	2,067,000	2,067,000
T-Mobile USA Inc, 6.0000%, 3/1/23	8,042,000	8,307,386
Zayo Group LLC / Zayo Capital Inc, 6.0000%, 4/1/23	1,439,000	1,464,183
		33,534,547
Consumer Cyclical – 5.1%
Fiat Chrysler Automobiles NV, 4.5000%, 4/15/20	1,320,000	1,319,591
Ford Motor Credit Co LLC, 2.9430%, 1/8/19	8,272,000	8,276,889
General Motors Co, 3.5000%, 10/2/18	24,610,000	24,656,693
General Motors Financial Co Inc, 3.1000%, 1/15/19	521,000	521,493
General Motors Financial Co Inc, 2.6500%, 4/13/20	6,458,000	6,380,405
GLP Capital LP / GLP Financing II Inc, 4.8750%, 11/1/20	2,058,000	2,081,153

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson Short-Term Bond Fund

Schedule of Investments

June 30, 2018

Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Consumer Cyclical – (continued)
Hyundai Capital America,
ICE LIBOR USD 3 Month + 0.9400%, 3.2609%, 7/8/21 (144A)‡	$7,926,000	$7,929,804
International Game Technology PLC, 5.6250%, 2/15/20 (144A)	1,244,000	1,259,550
Jack Ohio Finance LLC / Jack Ohio Finance 1 Corp, 6.7500%, 11/15/21 (144A)	753,000	775,590
Lennar Corp, 4.1250%, 12/1/18	961,000	961,481
Lennar Corp, 4.7500%, 4/1/21	4,425,000	4,488,056
M/I Homes Inc, 6.7500%, 1/15/21	4,127,000	4,255,102
Meritage Homes Corp, 7.1500%, 4/15/20	9,668,000	10,199,740
MGM Resorts International, 5.2500%, 3/31/20	1,763,000	1,796,056
Michaels Stores Inc, 5.8750%, 12/15/20 (144A)	2,074,000	2,089,762
Schaeffler Finance BV, 4.7500%, 5/15/23 (144A)	510,000	506,175
Toll Brothers Finance Corp, 4.0000%, 12/31/18	1,077,000	1,076,865
		78,574,405
Consumer Non-Cyclical – 8.2%
Becton Dickinson and Co, 2.1330%, 6/6/19	5,296,000	5,263,952
Becton Dickinson and Co, 2.4040%, 6/5/20	6,304,000	6,190,624
Cardinal Health Inc, 1.9480%, 6/14/19	5,764,000	5,716,126
Constellation Brands Inc, 3.8750%, 11/15/19	6,563,000	6,631,434
Constellation Brands Inc, 3.7500%, 5/1/21	5,200,000	5,249,558
Constellation Brands Inc, 2.7000%, 5/9/22	2,941,000	2,844,084
HCA Inc, 3.7500%, 3/15/19	22,858,000	22,943,717
HCA Inc, 4.2500%, 10/15/19	1,919,000	1,933,393
Molson Coors Brewing Co, 1.9000%, 3/15/19	9,857,000	9,786,827
Molson Coors Brewing Co, 2.2500%, 3/15/20	9,857,000	9,700,522
Newell Brands Inc, 2.6000%, 3/29/19	1,241,000	1,236,642
Newell Brands Inc, 3.1500%, 4/1/21	7,457,000	7,387,268
Shire Acquisitions Investments Ireland DAC, 1.9000%, 9/23/19	11,880,000	11,698,355
Tenet Healthcare Corp, 4.7500%, 6/1/20	1,063,000	1,065,658
Teva Pharmaceutical Finance Co BV, 3.6500%, 11/10/21	5,984,000	5,730,385
Teva Pharmaceutical Finance Netherlands III BV, 1.7000%, 7/19/19	2,996,000	2,924,803
Teva Pharmaceutical Finance Netherlands III BV, 2.2000%, 7/21/21	9,535,000	8,843,359
Zimmer Biomet Holdings Inc, 2.7000%, 4/1/20	10,228,000	10,128,487
		125,275,194
Electric – 0.5%
Dominion Energy Inc, 1.6000%, 8/15/19	6,320,000	6,222,489
NRG Energy Inc, 6.2500%, 7/15/22	960,000	987,888
Vistra Energy Corp, 7.3750%, 11/1/22	479,000	500,555
		7,710,932
Energy – 3.7%
Antero Resources Corp, 5.3750%, 11/1/21	1,031,000	1,043,888
Cenovus Energy Inc, 5.7000%, 10/15/19	178,000	182,557
EnLink Midstream Partners LP, 2.7000%, 4/1/19	2,092,000	2,071,622
Enterprise Products Operating LLC, 2.8500%, 4/15/21	8,803,000	8,692,894
Kinder Morgan Energy Partners LP, 2.6500%, 2/1/19	5,486,000	5,475,084
Kinder Morgan Inc/DE, 3.0500%, 12/1/19	25,833,000	25,752,395
NuStar Logistics LP, 4.8000%, 9/1/20	3,150,000	3,157,875
Spectra Energy Partners LP, 2.9500%, 9/25/18	9,789,000	9,791,316
Western Gas Partners LP, 5.3750%, 6/1/21	1,300,000	1,347,470
		57,515,101
Insurance – 0.4%
Centene Corp, 5.6250%, 2/15/21	5,921,000	6,046,081
Natural Gas – 1.1%
Kinder Morgan Inc/DE, ICE LIBOR USD 3 Month + 1.2800%, 3.6277%, 1/15/23‡	9,563,000	9,715,779
Sempra Energy, ICE LIBOR USD 3 Month + 0.2500%, 2.5977%, 7/15/19‡	6,007,000	6,008,317
Sempra Energy, ICE LIBOR USD 3 Month + 0.5000%, 2.8477%, 1/15/21‡	1,687,000	1,687,848
		17,411,944
Owned No Guarantee – 0.4%
Syngenta Finance NV, 3.6980%, 4/24/20 (144A)	2,833,000	2,822,611

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	JUNE 30, 2018

Janus Henderson Short-Term Bond Fund

Schedule of Investments

June 30, 2018

Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Owned No Guarantee – (continued)
Syngenta Finance NV, 3.9330%, 4/23/21 (144A)	$2,618,000	$2,611,173
		5,433,784
Technology – 3.7%
Analog Devices Inc, 2.9500%, 1/12/21	11,927,000	11,824,666
Broadcom Corp / Broadcom Cayman Finance Ltd, 2.3750%, 1/15/20	8,300,000	8,191,942
EMC Corp, 2.6500%, 6/1/20	6,428,000	6,242,229
First Data Corp, 7.0000%, 12/1/23 (144A)	15,540,000	16,186,153
Iron Mountain Inc, 4.3750%, 6/1/21 (144A)	6,085,000	6,075,507
Seagate HDD Cayman, 3.7500%, 11/15/18	3,546,000	3,555,031
Total System Services Inc, 3.8000%, 4/1/21	3,993,000	4,020,017
		56,095,545
Transportation – 0.1%
United Continental Holdings Inc, 6.0000%, 12/1/20	1,891,000	1,969,004
Total Corporate Bonds (cost $923,540,538)		912,647,612
Mortgage-Backed Securities – 0.2%
Freddie Mac Structured Agency Credit Risk Debt Notes:
5.4911%, 7/25/23 (cost $3,219,965)	3,200,682	3,217,180
United States Treasury Notes/Bonds – 10.9%
1.5000%, 10/31/19	32,278,700	31,877,738
1.7500%, 11/30/19	58,351,000	57,754,227
1.8750%, 12/31/19	13,855,000	13,731,604
1.3750%, 2/15/20	19,409,000	19,062,519
2.2500%, 2/29/20	22,975,000	22,879,869
2.2500%, 3/31/20	18,570,000	18,485,129
1.5000%, 4/15/20	4,048,000	3,976,053
Total United States Treasury Notes/Bonds (cost $169,170,296)		167,767,139
Investment Companies – 0.6%
Money Markets – 0.6%
Janus Henderson Cash Liquidity Fund LLC, 1.8501%ºº,£ (cost $8,486,000)	8,486,000	8,486,000
Commercial Paper – 5.6%
MUFG Bank Ltd/NY, 0%, 7/23/18◊	$16,400,000	16,377,609
Skandinaviska Enskilda Banken AB, 0%, 7/26/18 (Section 4(2))◊	25,000,000	24,963,962
Sumitomo Mitsui Banking Corp/New York, 0%, 7/23/18 (Section 4(2))◊	16,400,000	16,378,243
Swedbank AB, 0%, 7/26/18◊	15,800,000	15,777,366
Toronto-Dominion Bank/The, 0%, 7/23/18 (Section 4(2))◊	12,700,000	12,682,973
Total Commercial Paper (cost $86,165,871)		86,180,153
U.S. Government Agency Notes – 2.2%
United States Treasury Bill:
0%, 7/26/18◊	23,007,000	22,980,504
0%, 11/8/18◊	11,336,000	11,255,165
Total U.S. Government Agency Notes (cost $34,237,999)		34,235,669
Total Investments (total cost $1,543,344,150) – 99.6%		1,528,690,417
Cash, Receivables and Other Assets, net of Liabilities – 0.4%		6,367,273
Net Assets – 100%		$1,535,057,690

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	11

Janus Henderson Short-Term Bond Fund

Schedule of Investments

June 30, 2018

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$1,282,111,775	83.9%
Canada	59,851,437	3.9
Japan	45,102,880	3.0
Sweden	40,741,328	2.7
Israel	17,498,547	1.1
United Kingdom	16,966,019	1.1
Australia	16,448,518	1.1
Switzerland	12,652,074	0.8
France	11,980,257	0.8
Luxembourg	7,450,319	0.5
Netherlands	4,516,957	0.3
Chile	4,093,770	0.3
South Africa	3,751,099	0.2
South Korea	3,481,643	0.2
Ireland	1,537,619	0.1
Germany	506,175	0.0

Total	$1,528,690,417	100.0%

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 6/30/18
Investment Companies - 0.6%
Money Markets - 0.6%
Janus Henderson Cash Liquidity Fund LLC,1.8501%ºº	$241,732	$-	$-	$8,486,000

	Share Balance at 6/30/17	Purchases	Sales	Share Balance at 6/30/18
Investment Companies - 0.6%
Money Markets - 0.6%
Janus Henderson Cash Liquidity Fund LLC,1.8501%ºº	61,906,740	1,011,050,505	(1,064,471,245)	8,486,000

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

12	JUNE 30, 2018

Janus Henderson Short-Term Bond Fund

Schedule of Investments

June 30, 2018

Schedule of Futures

Description	Number of Contracts	Expiration Date	Value and Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin Asset/(Liability)
Futures Sold:
5-Year US Treasury Note	682	9/28/18	$77,486,922	$(346,517)	$15,984

The following table, grouped by derivative type, provides information about the fair value and location of derivatives within the Statement of Assets and Liabilities as of June 30, 2018.

Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of June 30, 2018

Interest Rate Contracts
Asset Derivatives:
Variation margin receivable	$ 15,984

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended June 30, 2018.

The effect of Derivative Instruments (not accounted for as hedging instruments) on the Statement of Operations for the year ended June 30, 2018

Amount of Realized Gain/(Loss) Recognized on Derivatives
Derivative	Interest Rate Contracts
Futures contracts	$ 1,246,736

Amount of Change in Unrealized Appreciation/Depreciation Recognized on Derivatives
Derivative	Interest Rate Contracts
Futures contracts	$ (346,517)

Please see the "Net Realized Gain/(Loss) on Investments" and "Change in Unrealized Net Appreciation/Depreciation" sections of the Fund’s Statement of Operations.

Average Ending Monthly Market Value of Derivative Instruments During the Year Ended June 30, 2018

Market Value
Futures contracts, sold	$85,546,055

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	13

Janus Henderson Short-Term Bond Fund

Notes to Schedule of Investments and Other Information

Bloomberg Barclays 1-3 Year U.S. Government/Credit Index	Bloomberg Barclays 1-3 Year U.S. Government/Credit Index measures Treasuries, government-related issues and corporates with maturity between 1-3 years.

ICE	Intercontinental Exchange
LIBOR	London Interbank Offered Rate
LLC	Limited Liability Company
LP	Limited Partnership
PLC	Public Limited Company

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the year ended June 30, 2018 is $227,937,884, which represents 14.8% of net assets.

4(2)

Securities sold under Section 4(2) of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 4(2) securities as of the year ended June 30, 2018 is $54,025,178, which represents 3.5% of net assets.

‡

Variable or floating rate security. Rate shown is the current rate as of June 30, 2018. Certain variable rate securities are not based on a published reference rate and spread; they are determined by the issuer or agent and current market conditions. Reference rate is as of reset date and may vary by security, which may not indicate a reference rate and/or spread in their description.

ºº	Rate shown is the 7-day yield as of June 30, 2018.

Ç	Step bond. The coupon rate will increase or decrease periodically based upon a predetermined schedule. The rate shown reflects the current rate.

◊	Zero coupon bond.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

§				Schedule of Restricted and Illiquid Securities (as of June 30, 2018)
Value as a
	Acquisition			% of Net
	Date	Cost	Value	Assets
Station Place Securitization Trust 2017-3, ICE LIBOR USD 1 Month + 1.0000%, 2.9613%, 7/24/18	8/11/17	$5,333,000	$5,333,149	0.3%

The Fund has registration rights for certain restricted securities held as of June 30, 2018. The issuer incurs all registration costs.

14	JUNE 30, 2018

Janus Henderson Short-Term Bond Fund

Notes to Schedule of Investments and Other Information

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of June 30, 2018. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quotes Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Asset-Backed/Commercial Mortgage-Backed Securities	$-	$238,439,388	$-
Bank Loans and Mezzanine Loans	-	77,717,276	-
Corporate Bonds	-	912,647,612	-
Mortgage-Backed Securities	-	3,217,180	-
United States Treasury Notes/Bonds	-	167,767,139	-
Investment Companies	-	8,486,000	-
Commercial Paper	-	86,180,153	-
U.S. Government Agency Notes	-	34,235,669	-
Total Investments in Securities	$-	$1,528,690,417	$-
Other Financial Instruments(a):
Variation Margin Receivable	15,984	-	-
Total Assets	$15,984	$1,528,690,417	$-

(a)

Other financial instruments include forward foreign currency exchange, futures, written options, written swaptions, and swap contracts. Forward foreign currency exchange contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date. Futures, certain written options on futures, and centrally cleared swap contracts are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Written options, written swaptions, and other swap contracts are reported at their market value at measurement date.

Janus Investment Fund	15

Janus Henderson Short-Term Bond Fund

Statement of Assets and Liabilities

June 30, 2018

See footnotes at the end of the Statement.

Assets:
Unaffiliated investments, at value(1)	$1,520,204,417
Affiliated investments, at value(2)	8,486,000
Cash	399,511
Deposits with brokers for futures	1,040,000
Variation margin receivable	15,984
Non-interested Trustees' deferred compensation	32,126
Receivables:
Interest	9,238,091
Fund shares sold	1,006,353
Dividends from affiliates	15,721
Other assets	4,487
Total Assets	1,540,442,690
Liabilities:
Payables:	—
Fund shares repurchased	3,914,445
Advisory fees	577,555
Transfer agent fees and expenses	303,838
Dividends	169,815
Professional fees	51,186
12b-1 Distribution and shareholder servicing fees	35,050
Non-interested Trustees' deferred compensation fees	32,126
Non-affiliated fund administration fees payable	29,931
Non-interested Trustees' fees and expenses	19,386
Investments purchased	17,869
Custodian fees	3,566
Affiliated fund administration fees payable	3,308
Accrued expenses and other payables	226,925
Total Liabilities	5,385,000
Net Assets	$1,535,057,690

See Notes to Financial Statements.

16	JUNE 30, 2018

Janus Henderson Short-Term Bond Fund

Statement of Assets and Liabilities

June 30, 2018

Net Assets Consist of:
Capital (par value and paid-in surplus)	$1,580,527,059
Undistributed net investment income/(loss)	(201,941)
Undistributed net realized gain/(loss) from investments	(30,267,179)
Unrealized net appreciation/(depreciation) of investments and non-interested Trustees’ deferred compensation	(15,000,249)
Total Net Assets	$1,535,057,690
Net Assets - Class A Shares	$52,118,301
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	17,514,715
Net Asset Value Per Share(3)	$2.98
Maximum Offering Price Per Share(4)	$3.06
Net Assets - Class C Shares	$27,252,766
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	9,172,989
Net Asset Value Per Share(3)	$2.97
Net Assets - Class D Shares	$167,616,214
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	56,288,810
Net Asset Value Per Share	$2.98
Net Assets - Class I Shares	$453,776,409
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	152,572,143
Net Asset Value Per Share	$2.97
Net Assets - Class N Shares	$61,806,396
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	20,787,175
Net Asset Value Per Share	$2.97
Net Assets - Class S Shares	$1,574,222
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	530,063
Net Asset Value Per Share	$2.97
Net Assets - Class T Shares	$770,913,382
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	258,872,421
Net Asset Value Per Share	$2.98

(1) Includes cost of $1,534,858,150.

(2) Includes cost of $8,486,000.

(3) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(4) Maximum offering price is computed at 100/97.5 of net asset value.

See Notes to Financial Statements.

Janus Investment Fund	17

Janus Henderson Short-Term Bond Fund

Statement of Operations

For the year ended June 30, 2018

Investment Income:
Interest	$43,358,720
Dividends from affiliates	241,732
Other income	1,721,080
Total Investment Income	45,321,532
Expenses:
Advisory fees	10,127,655
12b-1 Distribution and shareholder servicing fees:
Class A Shares	151,710
Class C Shares	331,947
Class S Shares	4,419
Transfer agent administrative fees and expenses:
Class D Shares	207,659
Class S Shares	4,419
Class T Shares	2,452,188
Transfer agent networking and omnibus fees:
Class A Shares	26,632
Class C Shares	22,940
Class I Shares	423,095
Other transfer agent fees and expenses:
Class A Shares	6,708
Class C Shares	3,307
Class D Shares	40,398
Class I Shares	23,262
Class N Shares	1,182
Class S Shares	75
Class T Shares	16,028
Shareholder reports expense	183,496
Registration fees	143,789
Affiliated fund administration fees	117,627
Professional fees	81,246
Non-interested Trustees’ fees and expenses	63,649
Non-affiliated fund administration fees	29,930
Custodian fees	25,325
Other expenses	143,196
Total Expenses	14,631,882
Less: Excess Expense Reimbursement and Waivers	(2,029,687)
Net Expenses	12,602,195
Net Investment Income/(Loss)	32,719,337
Net Realized Gain/(Loss) on Investments:
Investments	(10,229,308)
Futures contracts	1,246,736
Total Net Realized Gain/(Loss) on Investments	(8,982,572)
Change in Unrealized Net Appreciation/Depreciation:
Investments and non-interested Trustees’ deferred compensation	(18,665,194)
Futures contracts	(346,517)
Total Change in Unrealized Net Appreciation/Depreciation	(19,011,711)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$4,725,054

See Notes to Financial Statements.

18	JUNE 30, 2018

Janus Henderson Short-Term Bond Fund

Statements of Changes in Net Assets

	Year ended June 30, 2018	Year ended June 30, 2017

Operations:
Net investment income/(loss)	$32,719,337	$29,139,657
Net realized gain/(loss) on investments	(8,982,572)	682,115
Change in unrealized net appreciation/depreciation	(19,011,711)	(15,575,847)
Net Increase/(Decrease) in Net Assets Resulting from Operations	4,725,054	14,245,925
Dividends and Distributions to Shareholders:
Dividends from Net Investment Income
Class A Shares	(1,043,924)	(1,434,929)
Class C Shares	(314,486)	(232,907)
Class D Shares	(3,288,836)	(2,628,689)
Class I Shares	(10,187,374)	(7,658,250)
Class N Shares	(930,873)	(508,292)
Class S Shares	(27,449)	(26,852)
Class T Shares	(17,414,755)	(17,375,927)
Net Decrease from Dividends and Distributions to Shareholders	(33,207,697)	(29,865,846)
Capital Share Transactions:
Class A Shares	(29,707,571)	(56,934,305)
Class C Shares	(12,747,241)	(13,504,868)
Class D Shares	(9,662,831)	(10,511,818)
Class I Shares	(92,449,538)	33,653,603
Class N Shares	34,188,188	(7,071,062)
Class S Shares	(627,782)	(490,760)
Class T Shares	(374,793,637)	(338,985,594)
Net Increase/(Decrease) from Capital Share Transactions	(485,800,412)	(393,844,804)
Net Increase/(Decrease) in Net Assets	(514,283,055)	(409,464,725)
Net Assets:
Beginning of period	2,049,340,745	2,458,805,470
End of period	$1,535,057,690	$2,049,340,745

Undistributed Net Investment Income/(Loss)	$(201,941)	$(221,120)

See Notes to Financial Statements.

Janus Investment Fund	19

Janus Henderson Short-Term Bond Fund

Financial Highlights

Class A Shares
For a share outstanding during each year ended June 30	2018	2017	2016		2015	2014
Net Asset Value, Beginning of Period	$3.02	$3.04	$3.04		$3.07	$3.05
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.05	0.04	0.03		0.04	0.04
Net realized and unrealized gain/(loss)	(0.04)	(0.02)	—		(0.03)	0.03
Total from Investment Operations	0.01	0.02	0.03		0.01	0.07
Less Dividends and Distributions:
Dividends (from net investment income)	(0.05)	(0.04)	(0.03)		(0.04)	(0.04)
Distributions (from capital gains)	—	—	—		—(2)	(0.01)
Total Dividends and Distributions	(0.05)	(0.04)	(0.03)		(0.04)	(0.05)
Net Asset Value, End of Period	$2.98	$3.02	$3.04		$3.04	$3.07
Total Return*	0.41%	0.59%	1.07%		0.35%	2.33%
Net Assets, End of Period (in thousands)	$52,118	$82,707	$140,541		$155,365	$171,464
Average Net Assets for the Period (in thousands)	$61,037	$118,037	$149,362		$169,622	$164,880
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.90%	0.90%	0.90%		0.90%	0.85%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.79%	0.80%	0.80%		0.80%	0.77%
Ratio of Net Investment Income/(Loss)	1.69%	1.18%	1.06%		1.21%	1.41%
Portfolio Turnover Rate	78%	82%	78%		84%	78%
				1

Class C Shares
For a share outstanding during each year ended June 30	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$3.02	$3.04	$3.03	$3.07	$3.05
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.03	0.01	0.01	0.01	0.02
Net realized and unrealized gain/(loss)	(0.05)	(0.02)	0.01	(0.04)	0.03
Total from Investment Operations	(0.02)	(0.01)	0.02	(0.03)	0.05
Less Dividends and Distributions:
Dividends (from net investment income)	(0.03)	(0.01)	(0.01)	(0.01)	(0.02)
Distributions (from capital gains)	—	—	—	—(2)	(0.01)
Total Dividends and Distributions	(0.03)	(0.01)	(0.01)	(0.01)	(0.03)
Net Asset Value, End of Period	$2.97	$3.02	$3.04	$3.03	$3.07
Total Return*	(0.69)%	(0.17)%	0.71%	(0.75)%	1.52%
Net Assets, End of Period (in thousands)	$27,253	$40,512	$54,355	$54,465	$68,852
Average Net Assets for the Period (in thousands)	$33,426	$48,661	$54,760	$61,751	$74,487
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.67%	1.66%	1.58%	1.67%	1.68%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.56%	1.56%	1.48%	1.57%	1.56%
Ratio of Net Investment Income/(Loss)	0.91%	0.45%	0.37%	0.44%	0.60%
Portfolio Turnover Rate	78%	82%	78%	84%	78%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

See Notes to Financial Statements.

20	JUNE 30, 2018

Janus Henderson Short-Term Bond Fund

Financial Highlights

Class D Shares
For a share outstanding during each year ended June 30	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$3.03	$3.05	$3.04	$3.08	$3.05
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.06	0.04	0.04	0.04	0.05
Net realized and unrealized gain/(loss)	(0.05)	(0.02)	0.01	(0.04)	0.04
Total from Investment Operations	0.01	0.02	0.05	—	0.09
Less Dividends and Distributions:
Dividends (from net investment income)	(0.06)	(0.04)	(0.04)	(0.04)	(0.05)
Distributions (from capital gains)	—	—	—	—(2)	(0.01)
Total Dividends and Distributions	(0.06)	(0.04)	(0.04)	(0.04)	(0.06)
Net Asset Value, End of Period	$2.98	$3.03	$3.05	$3.04	$3.08
Total Return*	0.24%	0.75%	1.56%	0.19%	2.77%
Net Assets, End of Period (in thousands)	$167,616	$180,025	$191,793	$188,072	$201,587
Average Net Assets for the Period (in thousands)	$173,652	$187,619	$189,850	$194,242	$202,309
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.76%	0.76%	0.76%	0.76%	0.75%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.63%	0.64%	0.64%	0.64%	0.66%
Ratio of Net Investment Income/(Loss)	1.87%	1.37%	1.22%	1.37%	1.51%
Portfolio Turnover Rate	78%	82%	78%	84%	78%

Class I Shares
For a share outstanding during each year ended June 30	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$3.02	$3.04	$3.04	$3.07	$3.05
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.06	0.04	0.04	0.04	0.05
Net realized and unrealized gain/(loss)	(0.05)	(0.02)	—(2)	(0.03)	0.03
Total from Investment Operations	0.01	0.02	0.04	0.01	0.08
Less Dividends and Distributions:
Dividends (from net investment income)	(0.06)	(0.04)	(0.04)	(0.04)	(0.05)
Distributions (from capital gains)	—	—	—	—(2)	(0.01)
Total Dividends and Distributions	(0.06)	(0.04)	(0.04)	(0.04)	(0.06)
Net Asset Value, End of Period	$2.97	$3.02	$3.04	$3.04	$3.07
Total Return*	0.29%	0.82%	1.32%	0.60%	2.54%
Net Assets, End of Period (in thousands)	$453,776	$554,512	$524,171	$446,894	$391,360
Average Net Assets for the Period (in thousands)	$527,072	$516,841	$496,267	$450,223	$356,795
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.68%	0.67%	0.65%	0.65%	0.66%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.57%	0.57%	0.54%	0.55%	0.56%
Ratio of Net Investment Income/(Loss)	1.91%	1.45%	1.31%	1.46%	1.60%
Portfolio Turnover Rate	78%	82%	78%	84%	78%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

See Notes to Financial Statements.

Janus Investment Fund	21

Janus Henderson Short-Term Bond Fund

Financial Highlights

Class N Shares
For a share outstanding during each year ended June 30	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$3.02	$3.04	$3.04	$3.07	$3.05
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.06	0.05	0.04	0.05	0.05
Net realized and unrealized gain/(loss)	(0.05)	(0.02)	—(2)	(0.03)	0.03
Total from Investment Operations	0.01	0.03	0.04	0.02	0.08
Less Dividends and Distributions:
Dividends (from net investment income)	(0.06)	(0.05)	(0.04)	(0.05)	(0.05)
Distributions (from capital gains)	—	—	—	—(2)	(0.01)
Total Dividends and Distributions	(0.06)	(0.05)	(0.04)	(0.05)	(0.06)
Net Asset Value, End of Period	$2.97	$3.02	$3.04	$3.04	$3.07
Total Return*	0.37%	0.89%	1.37%	0.66%	2.59%
Net Assets, End of Period (in thousands)	$61,806	$28,393	$35,702	$38,345	$35,680
Average Net Assets for the Period (in thousands)	$43,541	$33,131	$36,943	$38,577	$43,206
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.61%	0.60%	0.59%	0.59%	0.59%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.50%	0.50%	0.49%	0.49%	0.51%
Ratio of Net Investment Income/(Loss)	2.11%	1.50%	1.36%	1.52%	1.60%
Portfolio Turnover Rate	78%	82%	78%	84%	78%

Class S Shares
For a share outstanding during each year ended June 30	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$3.02	$3.04	$3.03	$3.07	$3.05
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.05	0.03	0.03	0.03	0.04
Net realized and unrealized gain/(loss)	(0.05)	(0.02)	0.01	(0.04)	0.03
Total from Investment Operations	—	0.01	0.04	(0.01)	0.07
Less Dividends and Distributions:
Dividends (from net investment income)	(0.05)	(0.03)	(0.03)	(0.03)	(0.04)
Distributions (from capital gains)	—	—	—	—(2)	(0.01)
Total Dividends and Distributions	(0.05)	(0.03)	(0.03)	(0.03)	(0.05)
Net Asset Value, End of Period	$2.97	$3.02	$3.04	$3.03	$3.07
Total Return*	(0.09)%	0.42%	1.34%	(0.17)%	2.15%
Net Assets, End of Period (in thousands)	$1,574	$2,228	$2,736	$2,609	$3,863
Average Net Assets for the Period (in thousands)	$1,778	$2,506	$2,708	$3,366	$4,353
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.14%	1.10%	1.08%	1.09%	1.08%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.96%	0.97%	0.86%	0.99%	0.96%
Ratio of Net Investment Income/(Loss)	1.52%	1.04%	0.99%	1.02%	1.20%
Portfolio Turnover Rate	78%	82%	78%	84%	78%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

See Notes to Financial Statements.

22	JUNE 30, 2018

Janus Henderson Short-Term Bond Fund

Financial Highlights

Class T Shares
For a share outstanding during each year ended June 30	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$3.03	$3.05	$3.04	$3.08	$3.05
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.05	0.04	0.03	0.04	0.04
Net realized and unrealized gain/(loss)	(0.05)	(0.02)	0.01	(0.04)	0.04
Total from Investment Operations	—	0.02	0.04	—	0.08
Less Dividends and Distributions:
Dividends (from net investment income)	(0.05)	(0.04)	(0.03)	(0.04)	(0.04)
Distributions (from capital gains)	—	—	—	—(2)	(0.01)
Total Dividends and Distributions	(0.05)	(0.04)	(0.03)	(0.04)	(0.05)
Net Asset Value, End of Period	$2.98	$3.03	$3.05	$3.04	$3.08
Total Return*	0.13%	0.65%	1.46%	0.08%	2.67%
Net Assets, End of Period (in thousands)	$770,913	$1,160,964	$1,509,507	$1,743,219	$2,123,511
Average Net Assets for the Period (in thousands)	$986,661	$1,347,246	$1,604,829	$1,940,826	$2,130,299
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.84%	0.85%	0.84%	0.84%	0.84%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.73%	0.74%	0.73%	0.74%	0.76%
Ratio of Net Investment Income/(Loss)	1.74%	1.26%	1.12%	1.27%	1.37%
Portfolio Turnover Rate	78%	82%	78%	84%	78%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

See Notes to Financial Statements.

Janus Investment Fund	23

Janus Henderson Short-Term Bond Fund

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Janus Henderson Short-Term Bond Fund (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 49 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks as high a level of current income as is consistent with preservation of capital. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares. Class D Shares are closed to certain new investors.

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus Henderson funds. Class D Shares are available only to investors who hold accounts directly with the Janus Henderson funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of: 1) certain adviser-assisted, employer-sponsored retirement plans, including 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans; and 2) retail investors purchasing in qualified or nonqualified accounts, whose accounts are held through an omnibus account at their financial intermediary, and where the financial intermediary requires no payment or reimbursement from the Fund, Janus Capital Management LLC (“Janus Capital”), or its affiliates. Class N Shares are also available to Janus Henderson proprietary products and to certain direct institutional investors approved by Janus Distributors LLC dba Janus Henderson Distributors (“Janus Henderson Distributors”) including, but not limited to, corporations, certain retirement plans, public plans, and foundations and endowments, subject to minimum investment requirements.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price.

24	JUNE 30, 2018

Janus Henderson Short-Term Bond Fund

Notes to Financial Statements

Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2018 to fair value the Fund’s investments in

Janus Investment Fund	25

Janus Henderson Short-Term Bond Fund

Notes to Financial Statements

securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the year. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

Dividends are declared daily and distributed monthly for the Fund. Realized capital gains, if any, are declared and distributed in December. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or the Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

26	JUNE 30, 2018

Janus Henderson Short-Term Bond Fund

Notes to Financial Statements

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

On December 22, 2017, the Tax Cuts and Jobs Act was signed into law. Currently, Management does not believe the bill will have a material impact on the Fund’s intention to continue to qualify as a regulated investment company, which is generally not subject to U.S. federal income tax.

2. Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the year ended June 30, 2018 is discussed in further detail below. A summary of derivative activity by the Fund is reflected in the tables at the end of the Schedule of Investments.

The Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry of commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse

Janus Investment Fund	27

Janus Henderson Short-Term Bond Fund

Notes to Financial Statements

securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. Additionally, the Fund may deposit cash and/or treasuries as collateral with the counterparty and/or custodian daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized loss on OTC derivative contracts with a particular counterparty. All liquid securities and restricted cash are considered to cover in an amount at all times equal to or greater than the Fund’s commitment with respect to certain exchange-traded derivatives, centrally cleared derivatives, forward foreign currency exchange contracts, short sales, and/or securities with extended settlement dates. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital's ability to establish and maintain appropriate systems and trading.

Futures Contracts

A futures contract is an exchange-traded agreement to take or make delivery of an underlying asset at a specific time in the future for a specific predetermined negotiated price. The Fund may enter into futures contracts to gain exposure to the stock market or other markets pending investment of cash balances or to meet liquidity needs. The Fund is subject to interest rate risk, equity risk, and currency risk in the normal course of pursuing its investment objective through its investments in futures contracts. The Fund may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts on commodities are valued at the settlement price on valuation date on the commodities exchange as reported by an approved vendor. Mini contracts, as defined in the description of the contract, shall be valued using the Actual Settlement Price or “ASET” price type as reported by an approved vendor. In the event that foreign futures trade when the foreign equity markets are closed, the last foreign futures trade price shall be used. Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities (if applicable). The change in unrealized net appreciation/depreciation is reported on the Statement of Operations (if applicable). When a contract is closed, a realized gain or loss is reported on the Statement of Operations (if applicable), equal to the difference between the opening and closing value of the contract. Securities held by the Fund that are designated as collateral for market value on futures contracts are noted on the Schedule of Investments (if applicable). Such collateral is in the possession of the Fund’s futures commission merchant.

With futures, there is minimal counterparty credit risk to the Fund since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

During the year, the Fund sold interest rate futures to decrease exposure to interest rate risk.

28	JUNE 30, 2018

Janus Henderson Short-Term Bond Fund

Notes to Financial Statements

3. Other Investments and Strategies

Additional Investment Risk

The Fund may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes, or adverse developments specific to the issuer.

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) of 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). There is considerable uncertainty about how Brexit will be conducted, how negotiations of necessary treaties and trade agreements will proceed, or how financial markets will react. In addition, one or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition

Janus Investment Fund	29

Janus Henderson Short-Term Bond Fund

Notes to Financial Statements

(i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Loans

The Fund may invest in various commercial loans, including bank loans, bridge loans, debtor-in-possession (“DIP”) loans, mezzanine loans, and other fixed and floating rate loans. These loans may be acquired through loan participations and assignments or on a when-issued basis. Commercial loans will comprise no more than 20% of the Fund’s total assets. Below are descriptions of the types of loans held by the Fund as of June 30, 2018.

• Bank Loans - Bank loans are obligations of companies or other entities entered into in connection with recapitalizations, acquisitions, and refinancings. The Fund’s investments in bank loans are generally acquired as a participation interest in, or assignment of, loans originated by a lender or other financial institution. These investments may include institutionally-traded floating and fixed-rate debt securities.

• Floating Rate Loans – Floating rate loans are debt securities that have floating interest rates, that adjust periodically, and are tied to a benchmark lending rate, such as London Interbank Offered Rate (“LIBOR”). In other cases, the lending rate could be tied to the prime rate offered by one or more major U.S. banks or the rate paid on large certificates of deposit traded in the secondary markets. If the benchmark lending rate changes, the rate payable to lenders under the loan will change at the next scheduled adjustment date specified in the loan agreement. Floating rate loans are typically issued to companies (‘‘borrowers’’) in connection with recapitalizations, acquisitions, and refinancings. Floating rate loan investments are generally below investment grade. Senior floating rate loans are secured by specific collateral of a borrower and are senior in the borrower’s capital structure. The senior position in the borrower’s capital structure generally gives holders of senior loans a claim on certain of the borrower’s assets that is senior to subordinated debt and preferred and common stock in the case of a borrower’s default. Floating rate loan investments may involve foreign borrowers, and investments may be denominated in foreign currencies. Floating rate loans often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Fund may invest in obligations of borrowers who are in bankruptcy proceedings. While the Fund generally expects to invest in fully funded term loans, certain of the loans in which the Fund may invest include revolving loans, bridge loans, and delayed draw term loans.

Purchasers of floating rate loans may pay and/or receive certain fees. The Fund may receive fees such as covenant waiver fees or prepayment penalty fees. The Fund may pay fees such as facility fees. Such fees may affect the Fund’s return.

• Mezzanine Loans - Mezzanine loans are secured by the stock of the company that owns the assets. Mezzanine loans are a hybrid of debt and equity financing that is typically used to fund the expansion of existing companies. A mezzanine loan is composed of debt capital that gives the lender the right to convert to an ownership or equity interest in the company if the loan is not paid back in time and in full. Mezzanine loans typically are the most subordinated debt obligation in an issuer’s capital structure.

Mortgage- and Asset-Backed Securities

Mortgage- and asset-backed securities represent interests in “pools” of commercial or residential mortgages or other assets, including consumer loans or receivables. The Fund may purchase fixed or variable rate commercial or residential mortgage-backed securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), or other

30	JUNE 30, 2018

Janus Henderson Short-Term Bond Fund

Notes to Financial Statements

governmental or government-related entities. Ginnie Mae’s guarantees are backed by the full faith and credit of the U.S. Government, which means that the U.S. Government guarantees that the interest and principal will be paid when due. Fannie Mae and Freddie Mac securities are not backed by the full faith and credit of the U.S. Government. In September 2008, the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. Government, placed Fannie Mae and Freddie Mac under conservatorship. Since that time, Fannie Mae and Freddie Mac have received capital support through U.S. Treasury preferred stock purchases, and Treasury and Federal Reserve purchases of their mortgage-backed securities. The FHFA and the U.S. Treasury have imposed strict limits on the size of these entities’ mortgage portfolios. The FHFA has the power to cancel any contract entered into by Fannie Mae and Freddie Mac prior to FHFA’s appointment as conservator or receiver, including the guarantee obligations of Fannie Mae and Freddie Mac.

The Fund may also purchase other mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized debt obligations, structured investment vehicles, and other similar securities. Asset-backed securities may be backed by various consumer obligations, including automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying loans are not paid, the securities’ issuer could be forced to sell the assets and recognize losses on such assets, which could impact your return. Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Mortgage- and asset-backed securities are subject to both extension risk, where borrowers pay off their debt obligations more slowly in times of rising interest rates, and prepayment risk, where borrowers pay off their debt obligations sooner than expected in times of declining interest rates. These risks may reduce the Fund’s returns. In addition, investments in mortgage- and asset-backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, and liquidity risk than various other types of fixed-income securities. Additionally, although mortgage-backed securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that guarantors or insurers will meet their obligations.

Restricted Security Transactions

Restricted securities held by the Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Fund to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Sovereign Debt

The Fund may invest in U.S. and non-U.S. government debt securities (“sovereign debt”). Some investments in sovereign debt, such as U.S. sovereign debt, are considered low risk. However, investments in sovereign debt, especially the debt of less developed countries, can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors including, but not limited to, its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, the relative size of its debt position in relation to its economy as a whole, the sovereign debtor’s policy toward international lenders, and local political constraints to which the governmental entity may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies, and other entities. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance, or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to timely service its debts. The Fund may be requested to participate in the rescheduling of such sovereign debt and to extend further loans to governmental entities, which may adversely affect the Fund’s holdings. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Fund may collect all or part of the sovereign debt that a governmental entity has not repaid. In addition, to the extent the Fund invests in non-U.S. sovereign debt, it may be subject to currency risk.

4. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Fund’s contractual investment advisory fee rate (expressed as an annual rate).

Janus Investment Fund	31

Janus Henderson Short-Term Bond Fund

Notes to Financial Statements

Average Daily Net Assets of the Fund	Contractual Investment Advisory Fee (%)
First $300 Million	0.64
Over $300 Million	0.54

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s total annual fund operating expenses, including the investment advisory fee, but excluding the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus/administrative fees payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.49% of the Fund’s average daily net assets. Janus Capital has agreed to continue the waivers until at least November 1, 2018. If applicable, amounts waived and/or reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund’s Class D Shares pay an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital. For all share classes except Class D Shares, Janus Services also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.

Janus Services is compensated for its services related to the Fund’s Class D Shares. In addition to the administrative fees discussed above, Janus Services receives reimbursement for out-of-pocket costs it incurs for serving as transfer

32	JUNE 30, 2018

Janus Henderson Short-Term Bond Fund

Notes to Financial Statements

agent and providing, or arranging for, servicing to shareholders. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Henderson Distributors, a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Henderson Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution and shareholder servicing fees” in the Statement of Operations.

Janus Capital serves as administrator to the Fund pursuant to an administration agreement between Janus Capital and the Trust. Under the administration agreement, Janus Capital provides oversight and coordination of the Fund’s service providers, recordkeeping, and other administrative services, and is reimbursed by the Fund for certain of its costs in providing these services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. The Fund pays for some or all of the salaries, fees, and expenses of Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital (or any subadvisor, as applicable) provides to the Fund. These amounts are disclosed as “Affiliated Fund administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Fund’s Chief Compliance Officer and certain compliance staff, all of whom are employees of Janus Capital and/or its affiliates, are shared with the Fund. Total compensation of $476,345 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended June 30, 2018. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

Effective April 1, 2018, BNP Paribas Financial Services (“BPFS”) provides certain administrative services to the Fund, including services related to Fund accounting, calculation of the Fund’s daily NAV, and Fund audit, tax, and reporting obligations, pursuant to a sub-administration agreement with Janus Capital on behalf of the Fund. As compensation for such services, Janus Capital pays BPFS a fee based on a percentage of the Fund’s assets, along with a flat fee, and is reimbursed by the Fund for amounts paid to BPFS (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). These amounts are disclosed as “Non-affiliated fund administration fees” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of June 30, 2018 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended June 30, 2018 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $471,025 were paid by the Trust to the Trustees under the Deferred Plan during the year ended June 30, 2018.

Janus Investment Fund	33

Janus Henderson Short-Term Bond Fund

Notes to Financial Statements

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Henderson Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Henderson Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Fund's ability to withdraw investments from Janus Henderson Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Henderson Cash Liquidity Fund LLC. The units of Janus Henderson Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the year ended June 30, 2018 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

Class A Shares include a 2.50% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Henderson Distributors and financial intermediaries. During the year ended June 30, 2018, Janus Henderson Distributors retained upfront sales charges of $3,576.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. During the year ended June 30, 2018, redeeming shareholders of Class A Shares paid CDSCs of $54,411 to Janus Henderson Distributors.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the year ended June 30, 2018, redeeming shareholders of Class C Shares paid CDSCs of $4,391.

As of June 30, 2018, shares of the Fund were owned by affiliates of Janus Henderson Investors, and/or other funds advised by Janus Henderson, as indicated in the table below:

Class	% of Class Owned	% of Fund Owned
Class A Shares	-%	-%
Class C Shares	-	-
Class D Shares	-	-
Class I Shares	-	-
Class N Shares	33	1
Class S Shares	-	-
Class T Shares	-	-

In addition, other shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

The Fund is permitted to purchase or sell securities (“cross-trade”) between itself and other funds or accounts managed by Janus Capital in accordance with Rule 17a-7 under the Investment Company Act of 1940 (“Rule 17a-7”), when the transaction is consistent with the investment objectives and policies of the Fund and in accordance with the Internal Cross Trade Procedures adopted by the Trust’s Board of Trustees. These procedures have been designed to ensure that any cross-trade of securities by the Fund from or to another fund or account that is or could be considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser, common Officer, or common Trustee complies with Rule 17a-7. Under these procedures, each cross-trade is effected at the

34	JUNE 30, 2018

Janus Henderson Short-Term Bond Fund

Notes to Financial Statements

current market price to save costs where allowed. During the year ended June 30, 2018, the Fund engaged in cross trades amounting to $146,178,080 purchases and $40,276,193 in sales, resulting in a net realized gain of $63,877. The net realized gain is included within the “Net Realized Gain/(Loss) on Investments” section of the Fund’s Statement of Operations.

5. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations; (2) losses or deductions the Fund may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of deferred compensation and derivatives. The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

			Loss Deferrals		Other Book	Net Tax
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Late-Year Ordinary Loss	Post-October Capital Loss	to Tax Differences	Appreciation/ (Depreciation)
$ (169,815)	$ -	$ (30,368,833)	$ -	$ -	$ (32,127)	$(14,898,594)

Accumulated capital losses noted below represent net capital loss carryovers, as of June 30, 2018, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows these capital loss carryovers.

Capital Loss Carryover Schedule
For the year ended June 30, 2018
No Expiration
Short-Term	Long-Term	Accumulated Capital Losses
$(22,347,421)	$(8,021,412)	$ (30,368,833)

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2018 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 1,543,589,011	$ 311,075	$(15,209,669)	$ (14,898,594)

Information on the tax components of derivatives as of June 30, 2018 is as follows:

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ (346,515)	$ -	$ -	$ -

Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.

Janus Investment Fund	35

Janus Henderson Short-Term Bond Fund

Notes to Financial Statements

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended June 30, 2018
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 33,207,697	$ -	$ -	$ -

For the year ended June 30, 2017
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 29,865,846	$ -	$ -	$ -

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. The following reclassifications have been made to the Fund:

Increase/(Decrease) to Capital	Increase/(Decrease) to Undistributed Net Investment Income/Loss	Increase/(Decrease) to Undistributed Net Realized Gain/Loss
$ (30,462)	$ 507,539	$ (477,077)

36	JUNE 30, 2018

Janus Henderson Short-Term Bond Fund

Notes to Financial Statements

6. Capital Share Transactions

	Year ended June 30, 2018		Year ended June 30, 2017
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	8,153,087	$ 24,465,476	11,960,003	$ 36,235,844
Reinvested dividends and distributions	285,562	857,011	401,870	1,216,424
Shares repurchased	(18,288,904)	(55,030,058)	(31,209,443)	(94,386,573)
Net Increase/(Decrease)	(9,850,255)	$ (29,707,571)	(18,847,570)	$ (56,934,305)
Class C Shares:
Shares sold	1,456,225	$ 4,370,064	3,165,966	$ 9,576,400
Reinvested dividends and distributions	82,539	247,145	60,322	182,443
Shares repurchased	(5,785,564)	(17,364,450)	(7,693,808)	(23,263,711)
Net Increase/(Decrease)	(4,246,800)	$ (12,747,241)	(4,467,520)	$ (13,504,868)
Class D Shares:
Shares sold	12,425,527	$ 37,383,308	13,174,374	$ 39,947,924
Reinvested dividends and distributions	1,070,058	3,211,373	847,554	2,568,946
Shares repurchased	(16,702,767)	(50,257,512)	(17,500,205)	(53,028,688)
Net Increase/(Decrease)	(3,207,182)	$ (9,662,831)	(3,478,277)	$ (10,511,818)
Class I Shares:
Shares sold	94,839,410	$ 285,122,914	110,732,536	$ 334,950,709
Reinvested dividends and distributions	2,788,717	8,368,214	1,839,578	5,566,521
Shares repurchased	(128,548,619)	(385,940,666)	(101,399,443)	(306,863,627)
Net Increase/(Decrease)	(30,920,492)	$ (92,449,538)	11,172,671	$ 33,653,603
Class N Shares:
Shares sold	14,298,807	$ 42,880,102	1,221,730	$ 3,703,446
Reinvested dividends and distributions	310,777	930,003	167,865	508,292
Shares repurchased	(3,214,169)	(9,621,917)	(3,729,769)	(11,282,800)
Net Increase/(Decrease)	11,395,415	$ 34,188,188	(2,340,174)	$ (7,071,062)
Class S Shares:
Shares sold	95,822	$ 287,981	166,527	$ 503,713
Reinvested dividends and distributions	9,162	27,410	8,877	26,831
Shares repurchased	(313,278)	(943,173)	(337,632)	(1,021,304)
Net Increase/(Decrease)	(208,294)	$ (627,782)	(162,228)	$ (490,760)
Class T Shares:
Shares sold	24,778,497	$ 74,548,878	62,583,759	$ 189,887,370
Reinvested dividends and distributions	5,757,533	17,287,736	5,695,846	17,265,588
Shares repurchased	(155,346,665)	(466,630,251)	(180,231,286)	(546,138,552)
Net Increase/(Decrease)	(124,810,635)	$(374,793,637)	(111,951,681)	$(338,985,594)

7. Purchases and Sales of Investment Securities

For the year ended June 30, 2018, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$1,010,366,663	$1,568,493,873	$ 352,311,953	$ 392,314,848

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Notes to Financial Statements

8. Recent Accounting Pronouncements

The Securities and Exchange Commission ("SEC") adopted new rules as well as amendments to its rules to modernize the reporting and disclosure of information by registered investment companies. In addition, the SEC adopted amendments to Regulation S-X, which require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date of the amendments to Regulation S-X was August 1, 2017. This report incorporates the amendments to Regulation S-X.

The FASB issued Accounting Standards Update No. 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities ("ASU 2017-08") to amend the amortization period for certain purchased callable debt securities held at a premium. The guidance requires certain premiums on callable debt securities to be amortized to the earliest call date. The amortization period for callable debt securities purchased at a discount will not be impacted. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Early adoption is permitted, including adoption in an interim period. Management is currently evaluating the impacts of ASU 2017-08 on the financial statements.

9. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to June 30, 2018 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

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Janus Henderson Short-Term Bond Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Investment Fund and Shareholders of Janus Henderson Short-Term Bond Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Janus Henderson Short-Term Bond Fund (one of the funds constituting Janus Investment Fund, referred to hereafter as the "Fund") as of June 30, 2018, the related statement of operations for the year ended June 30, 2018, the statements of changes in net assets for each of the two years in the period ended June 30, 2018, including the related notes, and the financial highlights for each of the five years in the period ended June 30, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended June 30, 2018 and the financial highlights for each of the five years in the period ended June 30, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Denver, Colorado
August 17, 2018

We have served as the auditor of one or more investment companies in Janus Henderson Funds since 1990.

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Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Fund is required to disclose its complete holdings on Form N-Q within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to Fund shareholders. These reports (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free) (or 1-800-525-3713 if you hold Class D shares). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag. Holdings are generally posted approximately two business days thereafter under Full Holdings for the Fund at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 14 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

Additionally, in connection with their consideration of whether to continue the investment advisory agreement and subadvisory agreement for each Fund, as applicable, the Trustees also received and reviewed information in connection with the transaction to combine the respective businesses of Henderson Group plc and Janus Capital Group, Inc., the parent company of Janus Capital (the “Transaction”), announced in October 2016, which closed in the second quarter of 2017. In this regard, the Trustees reviewed information regarding the impact of the Transaction on the services to be provided by Janus Capital and each subadviser, as applicable, to the Funds under such agreements prior to the close of the Transaction as well as the services provided after the Transaction closed.

At a meeting held on December 7, 2017, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from February 1, 2018 through February 1, 2019, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the

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Additional Information (unaudited)

agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees (excluding out of pocket costs), net of any waivers.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has been strong: for the 36 months ended September 30, 2017, approximately 70% of the Funds were in the top two quartiles of performance, as reported by Morningstar, and for the 12 months ended September 30, 2017, approximately 46% of the Funds were in the top two quartiles of performance, as reported by Morningstar.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Alternative Funds

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson International Long/Short Equity Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and the Fund’s limited performance history.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge

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Additional Information (unaudited)

quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Fixed-Income Funds

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Unconstrained Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Real Return Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Strategic Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

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Additional Information (unaudited)

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson International Small Cap Fund, the Trustees noted that, due to limited performance for the Fund, performance history was not a material factor.

• For Janus Henderson International Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that

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Additional Information (unaudited)

the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson All Asset Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

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Additional Information (unaudited)

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and the Fund’s limited performance history.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital and Intech had taken or were taking to improve performance, and the Fund’s limited performance history.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Intech had taken or were taking to improve performance.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Select Value Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

Janus Aspen Series

• For Janus Henderson Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

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Additional Information (unaudited)

• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Forty Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Allocation Portfolio – Moderate, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Research Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Technology Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Unconstrained Bond Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and the Fund’s limited performance history.

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Overseas Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Research Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Fund’s performance warranted continuation of the Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of

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Additional Information (unaudited)

that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration, but excluding out-of-pocket costs) fees for many of the Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 10% below the average total expenses of their respective Broadridge Expense Group peers and 18% below the average total expenses for their Broadridge Expense Universes; (3) management fees for the Funds, on average, were 8% below the average management fees for their Expense Groups and 9% below the average for their Expense Universes; and (4) Fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered the total expenses for each share class of each Fund compared to the average total expenses for its Broadridge Expense Group peers and to average total expenses for its Broadridge Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and expense waivers on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional clients and to the fees Janus Capital charges to funds subadvised by Janus Capital; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) Janus mutual fund investors enjoy reasonable fees relative to the fees charged to Janus institutional and subadvised fund investors; (4) in three of seven product categories, the Funds receive proportionally better pricing than the industry in relation to Janus institutional clients; and (5) in seven of eight strategies, Janus Capital has lower management fees than funds subadvised by Janus Capital’s portfolio managers.

The Trustees considered the fees for each Fund for its fiscal year ended in 2016, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Alternative Funds

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Long/Short Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were

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Additional Information (unaudited)

reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Fixed-Income Funds

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Unconstrained Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Real Return Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to waive 11 basis points of management fees effective February 1, 2018 and also has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Strategic Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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Additional Information (unaudited)

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson International Small Cap Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

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Additional Information (unaudited)

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson All Asset Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s total expenses effective June 5, 2017.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Research Fund, the Trustees noted that, although the Fund’s total expenses were equal to or exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective February 1, 2017.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

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Additional Information (unaudited)

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Select Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group averages for all share classes.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Janus Aspen Series

• For Janus Henderson Balanced Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Global Allocation Portfolio - Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Technology Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Unconstrained Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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Additional Information (unaudited)

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Overseas Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for its sole share class.

The Trustees reviewed information on the overall profitability to Janus Capital and its affiliates of their relationship with the Funds, and considered profitability data of other fund managers. The Trustees also considered the financial information, estimated profitability and corporate structure of Janus Capital’s parent company before and after the Transaction. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. The Trustees also noted that the Trustees’ independent fee consultant reviewed the overall profitability of Janus Capital’s parent company prior to the Transaction, and the independent fee consultant found that, while assessing the reasonableness of Fund expenses in light of such profits was dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons were limited in accuracy by differences in complex size, business mix, institutional account orientation and other factors, after accepting these limitations, the level of profit earned by Janus Capital’s parent company was reasonable. In this regard, the independent consultant concluded that the profitability of Janus Capital’s parent company did not show excess nor did it show any insufficiency that could limit the ability to invest the resources needed to drive strong future investment performance on behalf of the Funds.

Additionally, the Trustees considered the estimated profitability to Janus Capital from the investment management services it provided to each Fund. The Trustees also considered such estimated profitability taking into account the impact of the Transaction on Janus Capital’s expense structure on a pro forma basis. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Fund is necessarily a product of the allocation methodology utilized by Janus Capital to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant concluded that (1) the expense allocation methodology utilized by Janus Capital was reasonable and (2) the estimated profitability to Janus Capital from the investment management services it provided to each Fund was reasonable, including after taking into account the impact of the Transaction on Janus Capital’s expense structure on a pro forma basis. The Trustees also considered that the estimated profitability for an individual Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that Janus Capital’s estimated profitability with respect to each Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Funds was not a material factor in the Board’s approval of the reasonableness of any Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that each Fund’s total expenses were reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

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Additional Information (unaudited)

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted their independent fee consultant’s analysis of economies of scale in prior years. They also noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 86% of these Funds’ share classes have contractual management fees (gross of waivers) below their Broadridge expense group averages. They also noted that for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing certain of these Funds because they have not reached adequate scale. Moreover, as the assets of some of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

The independent fee consultant concluded that, given the limitations of various analytical approaches to economies of scale it had considered in prior years, and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus complex. The independent consultant concluded that (1) to the extent there were economies of scale at Janus Capital, Janus Capital’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Funds, Janus Capital appeared to be investing to increase the likelihood that these Funds will grow to a level to achieve any scale economies that may exist. Further, the independent fee consultant provided its belief that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Funds from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and/or the subadvisers benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Fund could attract other business to Janus Capital, the subadvisers or other Janus funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Funds.

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Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was June 30, 2018. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

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Useful Information About Your Fund Report (unaudited)

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. Also included are ratios of expenses and net investment income to average net assets.

Janus Investment Fund	55

Janus Henderson Short-Term Bond Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

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Janus Henderson Short-Term Bond Fund

Trustees and Officers (unaudited)

The Fund’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Fund’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Fund’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Fund’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Aspen Series. Collectively, these two registered investment companies consist of 61 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Fund may also be officers and/or directors of Janus Capital. Except as otherwise disclosed, Fund officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer, as authorized by the Trustees.

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Janus Henderson Short-Term Bond Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Managing Partner, Impact Investments, Athena Capital Advisors LLC (independent registered investment advisor) (since 2016) and Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations). Formerly, Chief Executive Officer, Imprint Capital (impact investment firm) (2013-2015) and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	61

Director of Mutual Fund Directors Forum (a non-profit organization serving independent directors of U.S. mutual funds), Chairman of the Board and Trustee of The Investment Fund for Foundations Investment Program (TIP) (consisting of 2 funds), and Director of the F.B. Heron Foundation (a private grantmaking foundation).

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Janus Henderson Short-Term Bond Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Trustee	1/13-Present	Executive Vice President, Institutional Markets, of Black Creek Group (private equity real estate investment management firm) (since 2012). Formerly, Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	61

Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of MotiveQuest LLC (strategic social market research company) (2003-2016); Director of Nuveen Global Investors LLC (2007-2011); Director of Communities in Schools (2004-2010); and Director of Mutual Fund Education Alliance (until 2010).

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Janus Henderson Short-Term Bond Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Managing Member and Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Venture Partner for The Edgewater Funds (a middle market private equity firm) (2002-2004); Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000); and Chief Investment Officer of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	61

Advisory Board Member, Innovate Partners Emerging Growth and Equity Fund I (early stage venture capital fund) (since 2014) and Managing Trustee of National Retirement Partners Liquidating Trust (since 2013). Formerly, Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013); Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009); Director of RemedyTemp, Inc. (temporary help services company) (1996-2006); and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

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Janus Henderson Short-Term Bond Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	6/16-Present	Founder, Daraja Capital (advisory and investment firm) (since 2016), and Senior Advisor, Albright Stonebridge Group LLC (global strategy firm) (since 2016). Formerly, Senior Vice President (2011-2015), Albright Stonebridge Group LLC; and Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	61	Director of Brightwood Capital Advisors, LLC (since 2014).
Gary A. Poliner 151 Detroit Street Denver, CO 80206 DOB: 1953	Trustee	6/16-Present	Retired. Formerly, President (2010-2013) of Northwestern Mutual Life Insurance Company.	61

Director of MGIC Investment Corporation (private mortgage insurance) (since 2013) and West Bend Mutual Insurance Company (property/casualty insurance) (since 2013). Formerly, Trustee of Northwestern Mutual Life Insurance Company (2010-2013); and Director of Frank Russell Company (global asset management firm) (2008-2013).

Janus Investment Fund	61

Janus Henderson Short-Term Bond Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
James T. Rothe 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	1/97-Present	Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Co-founder and Managing Director of Roaring Fork Capital SBIC, L.P. (SBA SBIC fund focusing on private investment in public equity firms) (2004-2014), Professor of Business of the University of Colorado (2002-2004), and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	61	Formerly, Director of Red Robin Gourmet Burgers, Inc. (RRGB) (2004- 2014).
William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	6/84-Present	Retired. Formerly, President and founder of HPS Products and Corporate Vice President of MKS Instruments, Boulder, CO (a provider of advanced process control systems for the semiconductor industry) (1976-2012).	61	None

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Janus Henderson Short-Term Bond Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Diane L. Wallace 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	6/17-Present	Retired.	61

Formerly, Independent Trustee, Henderson Global Funds (13 portfolios) (2015-2017); Independent Trustee, State Farm Associates' Funds Trust, State Farm Mutual Fund Trust, and State Farm Variable Product Trust (28 portfolios) (2013-2017). Chief Operating Officer, Senior Vice President-Operations, and Chief Financial Officer for Driehaus Capital Management, LLC (1988-2006); and Treasurer of Driehaus Mutual Funds (1996-2002).

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Janus Henderson Short-Term Bond Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	61

Director of Chicago Community Trust (Regional Community Foundation), Chicago Council on Global Affairs, InnerWorkings (U.S. provider of print procurement solutions to corporate clients), Lurie Children’s Hospital (Chicago, IL), Shirley Ryan Ability Lab and Wrapports, LLC (digital communications company). Formerly, Director of Walmart (until 2017); Director of Chicago Convention & Tourism Bureau (until 2014); and The Field Museum of Natural History (Chicago, IL) (until 2014).

64	JUNE 30, 2018

Janus Henderson Short-Term Bond Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Mayur Saigal 151 Detroit Street Denver, CO 80206 DOB: 1975	Executive Vice President and Co-Portfolio Manager Janus Henderson Short-Term Bond Fund	12/15-Present	Portfolio Manager for other Janus Henderson accounts.
Darrell Watters 151 Detroit Street Denver, CO 80206 DOB: 1963	Executive Vice President and Co-Portfolio Manager Janus Henderson Short-Term Bond Fund	5/07-Present	Vice President of Janus Capital and Portfolio Manager for other Janus Henderson accounts.
Bruce L. Koepfgen 151 Detroit Street Denver, CO 80206 DOB: 1952	President and Chief Executive Officer	7/14-Present

Head of North America at Janus Henderson Investors and Janus Capital Management LLC (since 2017); Executive Vice President and Director of Janus International Holding LLC (since 2011); Executive Vice President of Janus Distributors LLC (since 2011); Vice President and Director of Intech Investment Management LLC (since 2011); Executive Vice President and Director of Perkins Investment Management LLC (since 2011); and Executive Vice President and Director of Janus Management Holdings Corporation (since 2011). Formerly, President of Janus Capital Group Inc. and Janus Capital Management LLC (2013-2017); Executive Vice President of Janus Services LLC (2011-2015), Janus Capital Group Inc. and Janus Capital Management LLC (2011-2013); and Chief Financial Officer of Janus Capital Group Inc., Janus Capital Management LLC, Janus Distributors LLC, Janus Management Holdings Corporation, and Janus Services LLC (2011-2013).

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Janus Henderson Short-Term Bond Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Susan K. Wold 151 Detroit Street Denver, CO 80206 DOB: 1960	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	9/17-Present

Senior Vice President and Head of Compliance, North America for Janus Henderson (since September 2017); Formerly, Vice President, Head of Global Corporate Compliance, and Chief Compliance Officer for Janus
Capital Management LLC (May 2017- September 2017); Vice President, Compliance at Janus Capital Group Inc. and Janus Capital Management LLC
(2005-2017).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital and Janus Services LLC.
Kathryn L. Santoro 151 Detroit Street Denver, CO 80206 DOB: 1974	Vice President, Chief Legal Counsel, and Secretary	12/16-Present

Vice President of Janus Capital and Janus Services LLC (since 2016). Formerly, Vice President and Associate Counsel of Curian Capital, LLC and Curian Clearing LLC (2013-2016); and General Counsel and Secretary (2011-2012) and Vice President (2009-2012) of Old Mutual Capital, Inc.

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

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Janus Henderson Short-Term Bond Fund

Notes

NotesPage1

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Notes

NotesPage2

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Notes

NotesPage3

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Knowledge. Shared

At Janus Henderson, we believe in the sharing of expert insight for better investment and business decisions. We call this ethos Knowledge. Shared.

Learn more by visiting janushenderson.com.

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson, Janus, Henderson, Perkins, Intech and Henderson Geneva are trademarks or registered trademarks of Janus Henderson Investors. © Janus Henderson Investors. The name Janus Henderson Investors includes HGI Group Limited, Henderson Global Investors (Brand Management) Sarl and Janus International Holding LLC.

Funds distributed by Janus Henderson Distributors

125-02-93030 08-18

ANNUAL REPORT June 30, 2018

Janus Henderson Small Cap Value Fund

Janus Investment Fund

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson Small Cap Value Fund

Janus Henderson Small Cap Value Fund (unaudited)

FUND SNAPSHOT

As defensive value specialists, we look to invest in high-quality companies with strong management teams, stable balance sheets, and durable competitive advantages that are trading at attractive valuations. We seek to achieve excess returns over full market cycles, with less risk than our benchmark and peers as measured by standard deviation, beta and down market capture.

Craig Kempler co-portfolio manager	Justin Tugman co-portfolio manager

PERFORMANCE REVIEW

During the 12 months ended June 30, 2018, the Small Cap Value Fund’s Class I Shares returned 8.85% versus a return of 13.10% for the Fund’s benchmark, the Russell 2000® Value Index. Relative detractors were led by our health care, energy and consumer discretionary holdings. Our industrials and technology holdings contributed, as did our underweight allocation to the real estate sector.

MARKET ENVIRONMENT

Positive earnings data, strengthening fundamentals and an upward trajectory in global growth generally boosted equity markets during the 12-month period. While the year was not without significant geopolitical concerns – including escalating tensions with North Korea and Iran, and rising trade tensions between the U.S. and global trade partners – equity markets quickly rebounded from each setback. Small-cap equities outperformed mid and large stocks as small-cap stocks rallied sharply on the hopes that tax reform would be implemented and domestic economic growth was accelerating. The ultimate passage of U.S. tax reform at the end of 2017 and optimism around its potential to provide tailwinds for the U.S. economy propelled markets to new highs. Investors’ perception that small-cap stocks are more immune to global trade wars helped sustain their outperformance through the end of the period.

CONTRIBUTORS

Mammoth Energy Services, Inc. is an oil field services company that engages in well completion and production services, proppant production and utility infrastructure services. Early in 2018, the company reported better-than-expected revenues and profits in its legacy pressure pumping business, along with strong profits from its newly secured utility service contract in Puerto Rico. Management also announced additional contract awards for work in Puerto Rico, which led to meaningful upward earnings revisions. We have been impressed with management’s acumen for making timely acquisitions that have generated sizable returns for shareholders. While we continue to hold a meaningful position in the shares, we trimmed our position on strength.

The Hanover Group is a property and casualty insurance company, specializing in small commercial lines, personal lines and specialty insurance. Strength of the balance sheet continues to drive better-than-expected earnings and improved book-value-per-share growth. Consolidation within the property casualty industry also boosted the stock, as did the announcement that the company is exploring options to sell Chaucer, its London-based subsidiary. Although we continue to view Hanover favorably given management’s solid execution, the company’s niche position in the market and decent valuation, we trimmed our position on strength during the period.

UniFirst rents workplace uniform and protective work wear, and provides first aid supplies. The company is a top three player in the U.S., with 10% market share. The stock was higher in the period as the firm continues to perform well – evidenced by an earnings beat on strong organic revenue growth in the core uniform rental market. Continued positive sentiment regarding the company’s use of cash following its announcement of an approximate $140 million share buyback also boosted the stock. Despite the buyback, the company still has about 7% of its market cap in net cash and will likely look to small bolt-on merger and acquisition deals to further propel growth. With a new CEO in place, capital allocation is increasingly a focus for investors, given the net cash balance sheet. While we trimmed our position on strength, UniFirst remains one of the largest holdings in the portfolio.

DETRACTORS

U.S. Concrete is a national producer of ready-mix concrete with leading market share in San Francisco, Texas and New York/New Jersey. The stock underperformed for two main reasons. First, volume and

Janus Investment Fund	1

Janus Henderson Small Cap Value Fund (unaudited)

price decelerated. Second, and more concerning given our focus on balance sheet strength, debt levels significantly increased due to multiple merger and acquisition (M&A) purchases that closed at the end of 2017 and the beginning of 2018. The deterioration of the balance sheet caused us to reevaluate our initial thesis as management is willing to take on higher debt than previously expected. As a result, we have significantly trimmed the position.

Another detractor was Syneos Health, the rebranded company established in August 2017 to encompass INC Research and InVentiv, which focused on providing sales and marketing solutions for smaller drug companies. The Fund’s holdings in INC Research, a global health care contract research organization (CRO), fell at the end of 2017 due to a disappointing outlook as the acquisition of InVentiv was not going as planned. While we still like the fundamentals of the core business as pharmaceutical companies continue to outsource research and development functions, the integration risk of InVentiv will remain for some time and we exited our position.

Gulfport Energy Corp. is an exploration and production company with core assets in the Utica Shale and Anadarko Basin oil and gas fields. Gulfport reported decent quarterly earnings results but provided a more disciplined 2018 capital spending plan that was well below consensus estimates, leading to lowered production growth guidance. This, coupled with lower gas prices, has weighed on the shares. While we believe management’s moves to lower spending, increase returns and buy back stock are in the best interest of the company, the market is less appreciative, which weighed on the stock.

OUTLOOK AND POSITIONING

While the market has continued to perform well, the risks to the downside are elevated and seem to increase daily. It is unclear what the trigger point might be in a market that is richly valued on many metrics and with investors who have generally ignored any developments that might be construed as negative. Although small caps have experienced strong earnings growth this year, we do not believe small-cap stocks are immune from a global trade war: undoubtedly, there will be spill-on effects. Additionally, earnings growth across all market caps is likely to slow in the second half of the year as comparables become increasingly difficult. In this environment, while we acknowledge that the market may continue to move higher, we think it makes sense to be defensively positioned given the complacency regarding any possible negative developments.

During the period, we pared back consumer staples and industrials while adding to banks and information technology. We have added to banks as they benefit from the ongoing Federal Reserve tightening and a favorable regulatory environment (easing of onerous bank requirements). Additionally, smaller banks are seeing much better loan growth than larger banks. Bank merger & acquisition (M&A) activity has picked up with a number of deals announced in recent months including portfolio holding MB Financial. We expect M&A to continue now that banks have more clarity on the regulatory environment. While large-cap tech stocks (i.e., the so-called FANG stocks) have had very strong performance and have high valuations, small-cap technology has lagged. We are focused on identifying stocks with strong balance sheets trading at what we believe to be reasonable valuations that we expect will continue to execute and win new business.

We continue to believe that value is in the early stages of improving performance relative to growth, as was the case within small caps during the most recent quarter. In our view, “normalizing” interest rates and economic growth in the U.S. where central bank intervention is waning, coupled with accelerating inflation, should bode well for value stocks going forward.

On a final note, we want to congratulate Bob Perkins on his retirement after his long and distinguished career in the industry. We appreciate Bob’s leadership, guidance, mentorship and the overall culture that he set at Perkins. We wish Bob all the best in his retirement.

Thank you for your continued co-investment with us in the Small Cap Value Fund.

2	JUNE 30, 2018

Janus Henderson Small Cap Value Fund (unaudited)

Fund At A Glance

June 30, 2018

	5 Top Performers - Holdings		5 Bottom Performers - Holdings
		Contribution		Contribution
	Mammoth Energy Services Inc	0.90%	US Concrete Inc	-0.36%
	Hanover Insurance Group Inc	0.84%	Syneos Health Inc Class A	-0.33%
	UniFirst Corp/MA	0.84%	Gulfport Energy Corp	-0.31%
	Nomad Foods Ltd	0.71%	Keane Group Inc	-0.28%
	Cal-Maine Foods Inc	0.59%	MicroStrategy Inc Class A	-0.26%

	5 Top Performers - Sectors*
		Fund	Fund Weighting	Russell 2000 Value Index
		Contribution	(Average % of Equity)	Weighting
	Industrials	0.89%	18.23%	12.00%
	Information Technology	0.56%	5.68%	9.09%
	Real Estate	0.46%	4.58%	10.60%
	Telecom Services	0.23%	0.00%	0.54%
	Consumer Staples	-0.04%	10.25%	2.57%

	5 Bottom Performers - Sectors*
		Fund	Fund Weighting	Russell 2000 Value Index
		Contribution	(Average % of Equity)	Weighting
	Health Care	-1.39%	1.76%	6.34%
	Energy	-1.12%	5.01%	6.55%
	Consumer Discretionary	-0.81%	6.84%	10.67%
	Materials	-0.78%	9.89%	4.34%
	Other**	-0.66%	4.30%	0.00%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
**	Not a GICS classified sector.

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Janus Henderson Small Cap Value Fund (unaudited)

Fund At A Glance

June 30, 2018

5 Largest Equity Holdings - (% of Net Assets)
Cedar Fair LP
Hotels, Restaurants & Leisure	2.9%
UniFirst Corp/MA
Commercial Services & Supplies	2.7%
Nomad Foods Ltd
Food Products	2.6%
Hanover Insurance Group Inc
Insurance	2.6%
Prosperity Bancshares Inc
Banks	2.3%
13.1%

Asset Allocation - (% of Net Assets)
Common Stocks	93.9%
Repurchase Agreements	4.8%
Investment Companies	1.1%
Other	0.2%
100.0%

Top Country Allocations - Long Positions - (% of Investment Securities)
As of June 30, 2018	As of June 30, 2017

4	JUNE 30, 2018

Janus Henderson Small Cap Value Fund (unaudited)

Performance

See important disclosures on the next page.

				Expense Ratios -
Average Annual Total Return - for the periods ended June 30, 2018				per the October 27, 2017 prospectuses
	One Year	Five Year	Ten Year	Total Annual Fund Operating Expenses
Class A Shares at NAV	8.44%	11.18%	10.72%	1.36%
Class A Shares at MOP	2.22%	9.87%	10.07%
Class C Shares at NAV	7.84%	10.52%	10.04%	1.99%
Class C Shares at CDSC	6.85%	10.52%	10.04%
Class D Shares(1)	8.79%	11.53%	10.99%	1.04%
Class I Shares	8.85%	11.56%	10.91%	1.03%
Class L Shares(2)	8.91%	11.67%	11.15%	1.10%
Class N Shares	8.97%	11.71%	10.91%	0.88%
Class R Shares	8.15%	10.87%	10.41%	1.64%
Class S Shares	8.37%	11.14%	10.66%	1.38%
Class T Shares	8.69%	11.43%	10.91%	1.13%
Russell 2000 Value Index	13.10%	11.18%	9.88%
Morningstar Quartile - Class T Shares	4th	2nd	2nd
Morningstar Ranking - based on total returns for Small Value Funds	351/418	97/371	76/317

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Net expense ratios reflect the expense waiver, if any, contractually agreed to through November 1, 2018.

Class L Shares have a voluntarily agreed administrative fee waiver, which could be changed or terminated at any time.

Janus Investment Fund	5

Janus Henderson Small Cap Value Fund (unaudited)

Performance

This Fund has a performance-based management fee that may adjust up or down based on the Fund’s performance.

Performance may be affected by risks that include those associated with non-diversification, portfolio turnover, short sales, potential conflicts of interest, foreign and emerging markets, initial public offerings (IPOs), high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), derivatives, and commodity-linked investments. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

See Financial Highlights for actual expense ratios during the reporting period.

Class A Shares, Class C Shares, Class R Shares and Class S Shares commenced operations on July 6, 2009. Performance shown for each class reflects the performance of the Fund’s Class J Shares (formerly named Investor Shares) for periods prior to July 6, 2009, calculated using the fees and expenses of the corresponding class, without the effect of any fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010, as a result of the restructuring of Class J Shares, the predecessor share class. Performance shown for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares (formerly named Investor Shares).

Class I Shares commenced operations on July 6, 2009. Performance shown reflects the performance of the Fund’s Class J Shares (formerly named Investor Shares) for periods prior to July 6, 2009, calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers.

Class N Shares of the Fund commenced operations on May 31, 2012. Performance shown for Class N Shares reflects the performance of the Fund’s Class T Shares from July 6, 2009 to May 31, 2012, calculated using the fees and expenses of Class T Shares, net of any applicable fee and expense limitations or waivers. For periods prior to July 6, 2009, the performance shown for Class N Shares reflects the performance of the Fund’s Class J Shares (formerly named Investor Shares), calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers.

Class T Shares (formerly named Class J Shares) commenced operations with the Fund’s inception. Performance shown for Class T Shares reflects the fees and expenses of Class T Shares, net of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2018 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

Effective March 27, 2018, Justin Tugman and Craig Kempler are Co-Portfolio Managers of the Fund.

(1) Closed to certain new investors.

(2) Closed to new investors.

6	JUNE 30, 2018

Janus Henderson Small Cap Value Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (1/1/18)	Ending Account Value (6/30/18)	Expenses Paid During Period (1/1/18 - 6/30/18)†	Beginning Account Value (1/1/18)	Ending Account Value (6/30/18)	Expenses Paid During Period (1/1/18 - 6/30/18)†	Net Annualized Expense Ratio (1/1/18 - 6/30/18)
Class A Shares	$1,000.00	$1,002.20	$6.21	$1,000.00	$1,018.60	$6.26	1.25%
Class C Shares	$1,000.00	$999.50	$9.17	$1,000.00	$1,015.62	$9.25	1.85%
Class D Shares	$1,000.00	$1,003.90	$4.72	$1,000.00	$1,020.08	$4.76	0.95%
Class I Shares	$1,000.00	$1,003.90	$4.32	$1,000.00	$1,020.48	$4.36	0.87%
Class L Shares	$1,000.00	$1,004.20	$4.12	$1,000.00	$1,020.68	$4.16	0.83%
Class N Shares	$1,000.00	$1,004.80	$3.93	$1,000.00	$1,020.88	$3.96	0.79%
Class R Shares	$1,000.00	$1,000.90	$7.69	$1,000.00	$1,017.11	$7.75	1.55%
Class S Shares	$1,000.00	$1,001.80	$6.40	$1,000.00	$1,018.40	$6.46	1.29%
Class T Shares	$1,000.00	$1,003.50	$5.17	$1,000.00	$1,019.64	$5.21	1.04%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Investment Fund	7

Janus Henderson Small Cap Value Fund

Schedule of Investments

June 30, 2018

Shares or Principal Amounts		Value
Common Stocks – 93.9%
Aerospace & Defense – 1.9%
BWX Technologies Inc	386,230	$24,069,854
National Presto Industries Inc	257,146	31,886,104
		55,955,958
Auto Components – 2.1%
Delphi Technologies PLC	814,611	37,032,216
Dorman Products Inc*	381,754	26,077,616
		63,109,832
Banks – 18.3%
1st Source Corp	564,661	30,169,837
Access National Corp	914,517	26,155,186
BancFirst Corp	604,386	35,779,651
Bank of Hawaii Corp	134,790	11,244,182
Cadence BanCorp	1,738,406	50,187,781
Carolina Financial Corp	961,722	41,277,108
Columbia Banking System Inc	602,263	24,632,557
FB Financial Corp	37,772	1,538,076
First Hawaiian Inc	677,556	19,662,675
Hancock Whitney Corp	862,304	40,226,482
HomeTrust Bancshares Inc*	802,316	22,585,195
Independent Bank Corp/Rockland MA	322,120	25,254,208
MB Financial Inc	323,075	15,087,602
Pacific Premier Bancorp Inc*	1,202,980	45,893,687
Pinnacle Financial Partners Inc	773,561	47,457,967
Prosperity Bancshares Inc	1,015,774	69,438,311
Union Bankshares Corp	1,082,324	42,080,757
		548,671,262
Building Products – 0.6%
Simpson Manufacturing Co Inc	279,121	17,358,535
Capital Markets – 1.7%
Cohen & Steers Inc	1,204,540	50,241,363
Chemicals – 4.5%
NewMarket Corp	109,176	44,161,692
Valvoline Inc	2,498,709	53,897,153
Westlake Chemical Partners LP	1,514,816	37,112,992
		135,171,837
Commercial Services & Supplies – 2.7%
UniFirst Corp/MA	454,092	80,328,875
Construction & Engineering – 1.2%
Valmont Industries Inc	237,817	35,850,913
Construction Materials – 0.6%
United States Lime & Minerals Inc	87,182	7,314,570
US Concrete Inc*	188,697	9,906,593
		17,221,163
Containers & Packaging – 2.8%
Graphic Packaging Holding Co	3,659,214	53,118,195
Sonoco Products Co	608,883	31,966,357
		85,084,552
Electrical Equipment – 4.5%
Encore Wire Corp£	1,104,162	52,392,487
Generac Holdings Inc*	811,577	41,982,878
Thermon Group Holdings Inc*,£	1,785,623	40,837,198
		135,212,563
Electronic Equipment, Instruments & Components – 4.4%
Avnet Inc	1,102,265	47,276,146
Celestica Inc*	2,778,913	32,985,697
Tech Data Corp*	268,215	22,025,816
Vishay Intertechnology Inc	1,329,433	30,842,846
		133,130,505

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	JUNE 30, 2018

Janus Henderson Small Cap Value Fund

Schedule of Investments

June 30, 2018

Shares or Principal Amounts		Value
Common Stocks – (continued)
Energy Equipment & Services – 3.3%
Apergy Corp*	637,128	$26,600,094
Keane Group Inc*	2,978,152	40,711,338
Mammoth Energy Services Inc*,£	978,579	33,232,543
		100,543,975
Equity Real Estate Investment Trusts (REITs) – 6.1%
Equity Commonwealth*	2,056,754	64,787,751
Physicians Realty Trust	1,379,415	21,987,875
STAG Industrial Inc	1,472,538	40,097,210
Sun Communities Inc	576,622	56,439,761
		183,312,597
Food & Staples Retailing – 2.2%
Casey's General Stores Inc	387,274	40,694,752
Ingles Markets Inc£	825,741	26,258,564
		66,953,316
Food Products – 6.6%
Cal-Maine Foods Inc*	1,068,676	48,998,795
Hostess Brands Inc*	2,003,765	27,251,204
John B Sanfilippo & Son Inc	154,547	11,506,024
Nomad Foods Ltd*	4,131,708	79,287,477
Seaboard Corp	7,692	30,481,396
		197,524,896
Hotels, Restaurants & Leisure – 3.0%
Cedar Fair LP	1,379,559	86,926,013
Del Frisco's Restaurant Group Inc*,£	151,051	1,903,243
		88,829,256
Information Technology Services – 1.0%
Euronet Worldwide Inc*	360,055	30,161,807
Insurance – 7.3%
Argo Group International Holdings Ltd	918,071	53,385,829
First American Financial Corp	738,731	38,207,167
Hanover Insurance Group Inc	644,790	77,091,092
RenaissanceRe Holdings Ltd	432,436	52,030,700
		220,714,788
Leisure Products – 1.0%
Acushnet Holdings Corp	1,174,709	28,733,382
Life Sciences Tools & Services – 0.8%
Cambrex Corp*	435,448	22,773,930
Machinery – 4.1%
ESCO Technologies Inc	276,694	15,965,244
Lincoln Electric Holdings Inc	463,553	40,681,411
RBC Bearings Inc*	161,237	20,768,938
Trinity Industries Inc	1,307,399	44,791,490
		122,207,083
Metals & Mining – 1.4%
Commercial Metals Co	1,414,594	29,862,079
Compass Minerals International Inc	163,112	10,724,614
		40,586,693
Multi-Utilities – 3.6%
Black Hills Corp	1,056,873	64,691,196
NorthWestern Corp	765,071	43,800,315
		108,491,511
Oil, Gas & Consumable Fuels – 2.4%
Gulfport Energy Corp*	2,301,767	28,933,211
Jagged Peak Energy Inc*	2,357,310	30,692,176
Newfield Exploration Co*	456,489	13,808,792
		73,434,179
Road & Rail – 0.6%
Ryder System Inc	256,053	18,399,969

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson Small Cap Value Fund

Schedule of Investments

June 30, 2018

Shares or Principal Amounts		Value
Common Stocks – (continued)
Semiconductor & Semiconductor Equipment – 0.5%
Advanced Energy Industries Inc*	277,395	$16,113,876
Software – 0.9%
Nice Ltd (ADR)*	269,480	27,963,940
Textiles, Apparel & Luxury Goods – 0.6%
Movado Group Inc	402,618	19,446,449
Thrifts & Mortgage Finance – 2.3%
Beneficial Bancorp Inc	2,013,701	32,621,956
Merchants Bancorp/IN	586,582	16,735,184
Washington Federal Inc	625,537	20,455,060
		69,812,200
Trading Companies & Distributors – 0.9%
GATX Corp	378,052	28,062,800
Total Common Stocks (cost $2,414,712,216)		2,821,404,005
Investment Companies – 1.1%
Open-End Fund – 1.1%
Boyd Group Income Fund (cost $25,698,764)	368,654	32,871,765
Repurchase Agreements – 4.8%
Undivided interest of 50.0% in a joint repurchase agreement (principal amount $100,000,000 with a maturity value of $100,017,000) with ING Financial Markets LLC, 2.0400%, dated 6/29/18, maturing 7/2/18 to be repurchased at $50,008,500 collateralized by $103,960,700 in U.S. Treasuries 0% - 6.6250%, 8/16/18 - 5/15/48 with a value of $102,017,381	$50,000,000	50,000,000
Undivided interest of 26.8% in a joint repurchase agreement (principal amount $96,300,000 with a maturity value of $96,316,371) with ING Financial Markets LLC, 2.0400%, dated 6/29/18, maturing 7/2/18 to be repurchased at $25,804,386 collateralized by $92,122,146 in U.S. Treasuries 0.5000% - 6.6250%, 7/31/18 - 11/15/47 with a value of $98,242,762	25,800,000	25,800,000
Undivided interest of 46.7% in a joint repurchase agreement (principal amount $150,000,000 with a maturity value of $150,025,625) with Royal Bank of Canada, NY Branch, 2.0500%, dated 6/29/18, maturing 7/2/18 to be repurchased at $70,011,958 collateralized by $139,614,807 in U.S. Treasuries 0.1250% - 3.8750%, 4/15/19 - 4/15/29 with a value of $153,026,139	70,000,000	70,000,000
Total Repurchase Agreements (cost $145,800,000)		145,800,000
Total Investments (total cost $2,586,210,980) – 99.8%		3,000,075,770
Cash, Receivables and Other Assets, net of Liabilities – 0.2%		5,822,213
Net Assets – 100%		$3,005,897,983

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$2,826,966,891	94.2%
United Kingdom	79,287,477	2.7
Canada	65,857,462	2.2
Israel	27,963,940	0.9

Total	$3,000,075,770	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	JUNE 30, 2018

Janus Henderson Small Cap Value Fund

Schedule of Investments

June 30, 2018

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income(1)	Realized Gain/(Loss)(1)	Change in Unrealized Appreciation/ Depreciation(1)	Value at 6/30/18
Common Stocks - 4.0%
Electrical Equipment - 3.1%
Encore Wire Corp	$80,965	$-	$4,590,922	$52,392,487
Thermon Group Holdings Inc*	-	302,095	7,166,893	40,837,198
Total Electrical Equipment	$80,965	$302,095	$11,757,815	$93,229,685
Energy Equipment & Services - N/A
Mammoth Energy Services Inc*š	-	13,873,148	11,055,735	N/A
Food & Staples Retailing - 0.9%
Ingles Markets Inc	284,985	-	5,034,292	26,258,564
Hotels, Restaurants & Leisure - N/A
Del Frisco's Restaurant Group Inc*š	-	(1,232,450)	(169,541)	N/A
Total Affiliated Investments - 4.0%	$365,950	$12,942,793	$27,678,301	$119,488,249

(1) For securities that were affiliated for a portion of the year ended June 30, 2018, this column reflects amounts for the entire year ended June 30, 2018 and not just the period in which the security was affiliated.

	Share Balance at 6/30/17	Purchases	Sales	Share Balance at 6/30/18
Common Stocks - 4.0%
Electrical Equipment - 3.1%
Encore Wire Corp	911,129	193,033	-	1,104,162
Thermon Group Holdings Inc*	1,901,348	78,928	(194,653)	1,785,623
Energy Equipment & Services - N/A
Mammoth Energy Services Inc*š	1,864,346	592,624	(1,478,391)	978,579
Food & Staples Retailing - 0.9%
Ingles Markets Inc	-	825,741	-	825,741
Hotels, Restaurants & Leisure - N/A
Del Frisco's Restaurant Group Inc*š	814,091	823,413	(1,486,453)	151,051

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	11

Janus Henderson Small Cap Value Fund

Notes to Schedule of Investments and Other Information

Russell 2000® Value Index	Russell 2000® Value Index reflects the performance of U.S. small-cap equities with lower price-to-book ratios and lower forecasted growth values.

ADR	American Depositary Receipt
LLC	Limited Liability Company
LP	Limited Partnership
PLC	Public Limited Company

*	Non-income producing security.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

š	Company was no longer an affiliate as of June 30, 2018.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of June 30, 2018. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quotes Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Common Stocks	$2,821,404,005	$-	$-
Investment Companies	32,871,765	-	-
Repurchase Agreements	-	145,800,000	-
Total Assets	$2,854,275,770	$145,800,000	$-

12	JUNE 30, 2018

Janus Henderson Small Cap Value Fund

Statement of Assets and Liabilities

June 30, 2018

See footnotes at the end of the Statement.

Assets:
Unaffiliated investments, at value(1)	$2,734,827,521
Affiliated investments, at value(2)	119,448,249
Repurchase agreements, at value(3)	145,800,000
Cash	51,126
Non-interested Trustees' deferred compensation	62,848
Receivables:
Investments sold	10,823,976
Fund shares sold	6,121,423
Dividends	2,164,632
Interest	24,844
Other assets	5,511
Total Assets	3,019,330,130
Liabilities:
Payables:	—
Investments purchased	8,392,031
Fund shares repurchased	2,399,627
Advisory fees	1,703,278
Transfer agent fees and expenses	459,154
12b-1 Distribution and shareholder servicing fees	65,107
Non-interested Trustees' deferred compensation fees	62,848
Non-affiliated fund administration fees payable	50,425
Professional fees	41,752
Non-interested Trustees' fees and expenses	27,979
Affiliated fund administration fees payable	6,422
Custodian fees	1,501
Accrued expenses and other payables	222,023
Total Liabilities	13,432,147
Net Assets	$3,005,897,983

See Notes to Financial Statements.

Janus Investment Fund	13

Janus Henderson Small Cap Value Fund

Statement of Assets and Liabilities

June 30, 2018

Net Assets Consist of:
Capital (par value and paid-in surplus)	$2,448,518,855
Undistributed net investment income/(loss)	7,453,063
Undistributed net realized gain/(loss) from investments and foreign currency transactions	136,053,444
Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	413,872,621
Total Net Assets	$3,005,897,983
Net Assets - Class A Shares	$54,782,261
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	2,363,593
Net Asset Value Per Share(4)	$23.18
Maximum Offering Price Per Share(5)	$24.59
Net Assets - Class C Shares	$26,827,911
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,226,928
Net Asset Value Per Share(4)	$21.87
Net Assets - Class D Shares	$127,532,788
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	5,547,582
Net Asset Value Per Share	$22.99
Net Assets - Class I Shares	$1,264,217,664
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	54,683,160
Net Asset Value Per Share	$23.12
Net Assets - Class L Shares	$173,144,138
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	7,296,043
Net Asset Value Per Share	$23.73
Net Assets - Class N Shares	$470,614,099
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	20,394,076
Net Asset Value Per Share	$23.08
Net Assets - Class R Shares	$39,886,771
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,770,698
Net Asset Value Per Share	$22.53
Net Assets - Class S Shares	$61,772,099
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	2,702,978
Net Asset Value Per Share	$22.85
Net Assets - Class T Shares	$787,120,252
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	34,180,577
Net Asset Value Per Share	$23.03

(1) Includes cost of $2,342,663,786.

(2) Includes cost of $97,747,194.

(3) Includes cost of repurchase agreements of $145,800,000.

(4) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(5) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

14	JUNE 30, 2018

Janus Henderson Small Cap Value Fund

Statement of Operations

For the year ended June 30, 2018

Investment Income:
Dividends	$45,288,101
Interest	1,601,608
Dividends from affiliates	365,950
Other income	33
Foreign tax withheld	(20,677)
Total Investment Income	47,235,015
Expenses:
Advisory fees	22,003,154
12b-1 Distribution and shareholder servicing fees:
Class A Shares	133,778
Class C Shares	224,393
Class R Shares	189,883
Class S Shares	165,901
Transfer agent administrative fees and expenses:
Class D Shares	156,275
Class L Shares	394,458
Class R Shares	94,942
Class S Shares	165,901
Class T Shares	2,008,954
Transfer agent networking and omnibus fees:
Class A Shares	152,241
Class C Shares	23,409
Class I Shares	853,154
Other transfer agent fees and expenses:
Class A Shares	5,972
Class C Shares	2,311
Class D Shares	25,708
Class I Shares	52,745
Class L Shares	3,302
Class N Shares	12,881
Class R Shares	876
Class S Shares	1,271
Class T Shares	13,786
Registration fees	230,437
Shareholder reports expense	213,085
Affiliated fund administration fees	178,789
Non-interested Trustees’ fees and expenses	97,592
Professional fees	89,157
Non-affiliated fund administration fees	50,427
Custodian fees	35,397
Other expenses	95,709
Total Expenses	27,675,888
Less: Excess Expense Reimbursement and Waivers	(411,247)
Net Expenses	27,264,641
Net Investment Income/(Loss)	19,970,374

See Notes to Financial Statements.

Janus Investment Fund	15

Janus Henderson Small Cap Value Fund

Statement of Operations

For the year ended June 30, 2018

Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	$195,584,795
Investments in affiliates	12,942,793
Total Net Realized Gain/(Loss) on Investments	208,527,588
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	(12,227,601)
Investments in affiliates	27,678,301
Total Change in Unrealized Net Appreciation/Depreciation	15,450,700
Net Increase/(Decrease) in Net Assets Resulting from Operations	$243,948,662

See Notes to Financial Statements.

16	JUNE 30, 2018

Janus Henderson Small Cap Value Fund

Statements of Changes in Net Assets

	Year ended June 30, 2018	Year ended June 30, 2017

Operations:
Net investment income/(loss)	$19,970,374	$13,759,677
Net realized gain/(loss) on investments	208,527,588	223,085,499
Change in unrealized net appreciation/depreciation	15,450,700	191,511,704
Net Increase/(Decrease) in Net Assets Resulting from Operations	243,948,662	428,356,880
Dividends and Distributions to Shareholders:
Dividends from Net Investment Income
Class A Shares	(20,766)	(96,224)
Class C Shares	—	(1,419)
Class D Shares	(449,629)	(694,015)
Class I Shares	(4,722,071)	(4,731,692)
Class L Shares	(845,434)	(1,128,442)
Class N Shares	(2,059,460)	(1,506,813)
Class R Shares	—	(28,935)
Class S Shares	—	(154,868)
Class T Shares	(2,126,569)	(3,114,344)
Total Dividends from Net Investment Income	(10,223,929)	(11,456,752)
Distributions from Net Realized Gain from Investment Transactions
Class A Shares	(3,977,605)	(1,545,493)
Class C Shares	(1,980,756)	(581,907)
Class D Shares	(10,689,863)	(4,509,595)
Class I Shares	(96,679,567)	(28,595,378)
Class L Shares	(15,154,906)	(6,616,021)
Class N Shares	(33,807,193)	(8,387,339)
Class R Shares	(3,139,691)	(849,309)
Class S Shares	(5,550,099)	(2,293,538)
Class T Shares	(64,613,557)	(24,052,630)
Total Distributions from Net Realized Gain from Investment Transactions	(235,593,237)	(77,431,210)
Net Decrease from Dividends and Distributions to Shareholders	(245,817,166)	(88,887,962)
Capital Share Transactions:
Class A Shares	635,161	6,878,055
Class C Shares	5,711,824	5,904,432
Class D Shares	(6,235,906)	35,430,084
Class I Shares	237,104,759	563,064,800
Class L Shares	(19,963,376)	(35,231,141)
Class N Shares	170,064,509	86,959,163
Class R Shares	4,589,568	14,148,320
Class S Shares	(8,686,094)	3,136,619
Class T Shares	(19,918,331)	129,690,835
Net Increase/(Decrease) from Capital Share Transactions	363,302,114	809,981,167
Net Increase/(Decrease) in Net Assets	361,433,610	1,149,450,085
Net Assets:
Beginning of period	2,644,464,373	1,495,014,288
End of period	$3,005,897,983	$2,644,464,373

Undistributed Net Investment Income/(Loss)	$7,453,063	$10,155,329

See Notes to Financial Statements.

Janus Investment Fund	17

Janus Henderson Small Cap Value Fund

Financial Highlights

Class A Shares
For a share outstanding during each year ended June 30	2018	2017	2016		2015	2014
Net Asset Value, Beginning of Period	$23.19	$19.64	$22.28		$26.99	$23.62
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.09	0.07	0.11		0.14	0.11
Net realized and unrealized gain/(loss)	1.87	4.26	(0.03)		0.92	4.71
Total from Investment Operations	1.96	4.33	0.08		1.06	4.82
Less Dividends and Distributions:
Dividends (from net investment income)	(0.01)	(0.05)	(0.06)		(0.02)	(0.15)
Distributions (from capital gains)	(1.96)	(0.73)	(2.66)		(5.75)	(1.30)
Total Dividends and Distributions	(1.97)	(0.78)	(2.72)		(5.77)	(1.45)
Net Asset Value, End of Period	$23.18	$23.19	$19.64		$22.28	$26.99
Total Return*	8.44%	22.16%	1.38%		4.61%	20.92%
Net Assets, End of Period (in thousands)	$54,782	$53,732	$39,424		$49,599	$89,450
Average Net Assets for the Period (in thousands)	$53,655	$46,728	$39,350		$57,774	$108,703
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.35%	1.36%	1.36%		1.03%	1.05%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.26%	1.35%	1.34%		1.03%	1.05%
Ratio of Net Investment Income/(Loss)	0.40%	0.31%	0.57%		0.57%	0.43%
Portfolio Turnover Rate	51%	83%	84%		86%	62%
				1

Class C Shares
For a share outstanding during each year ended June 30	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$22.09	$18.82	$21.49	$26.37	$23.13
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	(0.05)	(0.06)	0.03	(0.02)	(0.07)
Net realized and unrealized gain/(loss)	1.79	4.06	(0.04)	0.89	4.61
Total from Investment Operations	1.74	4.00	(0.01)	0.87	4.54
Less Dividends and Distributions:
Dividends (from net investment income)	—	—(2)	—	—	—
Distributions (from capital gains)	(1.96)	(0.73)	(2.66)	(5.75)	(1.30)
Total Dividends and Distributions	(1.96)	(0.73)	(2.66)	(5.75)	(1.30)
Net Asset Value, End of Period	$21.87	$22.09	$18.82	$21.49	$26.37
Total Return*	7.84%	21.38%	0.97%	3.94%	20.06%
Net Assets, End of Period (in thousands)	$26,828	$21,379	$12,975	$12,844	$16,390
Average Net Assets for the Period (in thousands)	$23,627	$17,299	$11,777	$14,245	$16,844
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.86%	1.94%	1.77%	1.69%	1.79%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.86%	1.94%	1.77%	1.69%	1.77%
Ratio of Net Investment Income/(Loss)	(0.24)%	(0.27)%	0.15%	(0.09)%	(0.29)%
Portfolio Turnover Rate	51%	83%	84%	86%	62%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

See Notes to Financial Statements.

18	JUNE 30, 2018

Janus Henderson Small Cap Value Fund

Financial Highlights

Class D Shares
For a share outstanding during each year ended June 30	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$23.01	$19.50	$22.19	$27.04	$23.66
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.16	0.14	0.17	0.21	0.19
Net realized and unrealized gain/(loss)	1.86	4.21	(0.03)	0.92	4.72
Total from Investment Operations	2.02	4.35	0.14	1.13	4.91
Less Dividends and Distributions:
Dividends (from net investment income)	(0.08)	(0.11)	(0.17)	(0.23)	(0.23)
Distributions (from capital gains)	(1.96)	(0.73)	(2.66)	(5.75)	(1.30)
Total Dividends and Distributions	(2.04)	(0.84)	(2.83)	(5.98)	(1.53)
Net Asset Value, End of Period	$22.99	$23.01	$19.50	$22.19	$27.04
Total Return*	8.79%	22.47%	1.75%	4.93%	21.30%
Net Assets, End of Period (in thousands)	$127,533	$134,026	$81,616	$77,948	$81,194
Average Net Assets for the Period (in thousands)	$130,614	$122,637	$74,406	$77,652	$78,901
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.96%	1.04%	1.05%	0.71%	0.74%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.96%	1.04%	1.05%	0.71%	0.74%
Ratio of Net Investment Income/(Loss)	0.70%	0.63%	0.86%	0.87%	0.73%
Portfolio Turnover Rate	51%	83%	84%	86%	62%

Class I Shares
For a share outstanding during each year ended June 30	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$23.13	$19.60	$22.27	$27.09	$23.70
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.18	0.14	0.18	0.22	0.19
Net realized and unrealized gain/(loss)	1.87	4.24	(0.03)	0.92	4.73
Total from Investment Operations	2.05	4.38	0.15	1.14	4.92
Less Dividends and Distributions:
Dividends (from net investment income)	(0.10)	(0.12)	(0.16)	(0.21)	(0.23)
Distributions (from capital gains)	(1.96)	(0.73)	(2.66)	(5.75)	(1.30)
Total Dividends and Distributions	(2.06)	(0.85)	(2.82)	(5.96)	(1.53)
Net Asset Value, End of Period	$23.12	$23.13	$19.60	$22.27	$27.09
Total Return*	8.85%	22.50%	1.78%	4.98%	21.31%
Net Assets, End of Period (in thousands)	$1,264,218	$1,029,136	$350,777	$516,201	$617,119
Average Net Assets for the Period (in thousands)	$1,150,680	$791,904	$363,550	$556,326	$767,593
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.88%	1.03%	0.99%	0.67%	0.74%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.88%	1.03%	0.99%	0.67%	0.74%
Ratio of Net Investment Income/(Loss)	0.77%	0.66%	0.89%	0.93%	0.75%
Portfolio Turnover Rate	51%	83%	84%	86%	62%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	19

Janus Henderson Small Cap Value Fund

Financial Highlights

Class L Shares
For a share outstanding during each year ended June 30	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$23.69	$20.04	$22.73	$27.55	$24.08
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.20	0.17	0.20	0.25	0.23
Net realized and unrealized gain/(loss)	1.91	4.33	(0.03)	0.94	4.80
Total from Investment Operations	2.11	4.50	0.17	1.19	5.03
Less Dividends and Distributions:
Dividends (from net investment income)	(0.11)	(0.12)	(0.20)	(0.26)	(0.26)
Distributions (from capital gains)	(1.96)	(0.73)	(2.66)	(5.75)	(1.30)
Total Dividends and Distributions	(2.07)	(0.85)	(2.86)	(6.01)	(1.56)
Net Asset Value, End of Period	$23.73	$23.69	$20.04	$22.73	$27.55
Total Return*	8.91%	22.63%	1.85%	5.10%	21.45%
Net Assets, End of Period (in thousands)	$173,144	$193,771	$195,526	$200,531	$212,533
Average Net Assets for the Period (in thousands)	$187,635	$198,852	$186,026	$195,145	$226,789
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.02%	1.10%	1.10%	0.77%	0.80%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.84%	0.91%	0.92%	0.59%	0.61%
Ratio of Net Investment Income/(Loss)	0.84%	0.77%	0.99%	1.01%	0.87%
Portfolio Turnover Rate	51%	83%	84%	86%	62%

Class N Shares
For a share outstanding during each year ended June 30	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$23.09	$19.55	$22.25	$27.09	$23.71
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.19	0.17	0.20	0.25	0.24
Net realized and unrealized gain/(loss)	1.88	4.23	(0.03)	0.93	4.72
Total from Investment Operations	2.07	4.40	0.17	1.18	4.96
Less Dividends and Distributions:
Dividends (from net investment income)	(0.12)	(0.13)	(0.21)	(0.27)	(0.28)
Distributions (from capital gains)	(1.96)	(0.73)	(2.66)	(5.75)	(1.30)
Total Dividends and Distributions	(2.08)	(0.86)	(2.87)	(6.02)	(1.58)
Net Asset Value, End of Period	$23.08	$23.09	$19.55	$22.25	$27.09
Total Return*	8.97%	22.67%	1.88%	5.15%	21.47%
Net Assets, End of Period (in thousands)	$470,614	$300,685	$175,258	$202,182	$200,869
Average Net Assets for the Period (in thousands)	$402,129	$253,523	$185,180	$200,334	$279,014
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.81%	0.88%	0.89%	0.56%	0.58%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.81%	0.88%	0.89%	0.56%	0.58%
Ratio of Net Investment Income/(Loss)	0.83%	0.78%	1.02%	1.03%	0.92%
Portfolio Turnover Rate	51%	83%	84%	86%	62%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

20	JUNE 30, 2018

Janus Henderson Small Cap Value Fund

Financial Highlights

Class R Shares
For a share outstanding during each year ended June 30	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$22.64	$19.23	$21.88	$26.66	$23.34
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.02	0.01	0.05	0.07	0.04
Net realized and unrealized gain/(loss)	1.83	4.15	(0.03)	0.90	4.65
Total from Investment Operations	1.85	4.16	0.02	0.97	4.69
Less Dividends and Distributions:
Dividends (from net investment income)	—	(0.02)	(0.01)	—	(0.07)
Distributions (from capital gains)	(1.96)	(0.73)	(2.66)	(5.75)	(1.30)
Total Dividends and Distributions	(1.96)	(0.75)	(2.67)	(5.75)	(1.37)
Net Asset Value, End of Period	$22.53	$22.64	$19.23	$21.88	$26.66
Total Return*	8.15%	21.78%	1.12%	4.32%	20.56%
Net Assets, End of Period (in thousands)	$39,887	$35,452	$17,504	$18,692	$23,700
Average Net Assets for the Period (in thousands)	$38,061	$26,130	$16,585	$19,708	$28,330
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.56%	1.64%	1.64%	1.31%	1.33%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.56%	1.64%	1.64%	1.31%	1.33%
Ratio of Net Investment Income/(Loss)	0.09%	0.03%	0.27%	0.28%	0.16%
Portfolio Turnover Rate	51%	83%	84%	86%	62%

Class S Shares
For a share outstanding during each year ended June 30	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$22.89	$19.41	$22.07	$26.88	$23.53
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.09	0.06	0.10	0.13	0.10
Net realized and unrealized gain/(loss)	1.83	4.20	(0.03)	0.91	4.69
Total from Investment Operations	1.92	4.26	0.07	1.04	4.79
Less Dividends and Distributions:
Dividends (from net investment income)	—	(0.05)	(0.07)	(0.10)	(0.14)
Distributions (from capital gains)	(1.96)	(0.73)	(2.66)	(5.75)	(1.30)
Total Dividends and Distributions	(1.96)	(0.78)	(2.73)	(5.85)	(1.44)
Net Asset Value, End of Period	$22.85	$22.89	$19.41	$22.07	$26.88
Total Return*	8.37%	22.08%	1.38%	4.60%	20.86%
Net Assets, End of Period (in thousands)	$61,772	$70,490	$56,720	$59,685	$72,148
Average Net Assets for the Period (in thousands)	$66,582	$68,319	$51,668	$65,570	$80,958
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.30%	1.38%	1.39%	1.06%	1.08%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.30%	1.38%	1.38%	1.06%	1.08%
Ratio of Net Investment Income/(Loss)	0.37%	0.29%	0.52%	0.53%	0.40%
Portfolio Turnover Rate	51%	83%	84%	86%	62%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	21

Janus Henderson Small Cap Value Fund

Financial Highlights

Class T Shares
For a share outstanding during each year ended June 30	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$23.05	$19.53	$22.21	$27.04	$23.65
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.14	0.12	0.15	0.19	0.17
Net realized and unrealized gain/(loss)	1.86	4.22	(0.03)	0.92	4.72
Total from Investment Operations	2.00	4.34	0.12	1.11	4.89
Less Dividends and Distributions:
Dividends (from net investment income)	(0.06)	(0.09)	(0.14)	(0.19)	(0.20)
Distributions (from capital gains)	(1.96)	(0.73)	(2.66)	(5.75)	(1.30)
Total Dividends and Distributions	(2.02)	(0.82)	(2.80)	(5.94)	(1.50)
Net Asset Value, End of Period	$23.03	$23.05	$19.53	$22.21	$27.04
Total Return*	8.69%	22.39%	1.63%	4.85%	21.20%
Net Assets, End of Period (in thousands)	$787,120	$805,793	$565,214	$562,317	$707,642
Average Net Assets for the Period (in thousands)	$805,838	$721,659	$510,577	$617,628	$773,664
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.05%	1.13%	1.14%	0.81%	0.83%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.05%	1.13%	1.13%	0.81%	0.83%
Ratio of Net Investment Income/(Loss)	0.60%	0.55%	0.78%	0.79%	0.65%
Portfolio Turnover Rate	51%	83%	84%	86%	62%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

22	JUNE 30, 2018

Janus Henderson Small Cap Value Fund

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Janus Henderson Small Cap Value Fund (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 49 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks capital appreciation. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares. Class D Shares are closed to certain new investors. Class L Shares are closed.

Shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus Henderson funds. Class D Shares are available only to investors who hold accounts directly with the Janus Henderson funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

Class L Shares are designed for pension and profit-sharing plans, employee benefit trusts, endowments, foundations and corporations, as well as high net worth individuals and financial intermediaries who are willing to maintain a minimum account balance of $250,000.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of: 1) certain adviser-assisted, employer-sponsored retirement plans, including 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans; and 2) retail investors purchasing in qualified or nonqualified accounts, whose accounts are held through an omnibus account at their financial intermediary, and where the financial intermediary requires no payment or reimbursement from the Fund, Janus Capital Management LLC (“Janus Capital”), or its affiliates. Class N Shares are also available to Janus Henderson proprietary products and to certain direct institutional investors approved by Janus Distributors LLC dba Janus Henderson Distributors (“Janus Henderson Distributors”) including, but not limited to, corporations, certain retirement plans, public plans, and foundations and endowments, subject to minimum investment requirements.

Class R Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain

Janus Investment Fund	23

Janus Henderson Small Cap Value Fund

Notes to Financial Statements

retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be

24	JUNE 30, 2018

Janus Henderson Small Cap Value Fund

Notes to Financial Statements

categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2018 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the year. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

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Janus Henderson Small Cap Value Fund

Notes to Financial Statements

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or the Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

On December 22, 2017, the Tax Cuts and Jobs Act was signed into law. Currently, Management does not believe the bill will have a material impact on the Fund’s intention to continue to qualify as a regulated investment company, which is generally not subject to U.S. federal income tax.

2. Other Investments and Strategies

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) of 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme

26	JUNE 30, 2018

Janus Henderson Small Cap Value Fund

Notes to Financial Statements

volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). There is considerable uncertainty about how Brexit will be conducted, how negotiations of necessary treaties and trade agreements will proceed, or how financial markets will react. In addition, one or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

All repurchase agreements are transacted under legally enforceable master repurchase agreements that give the Fund, in the event of default by the counterparty, the right to liquidate securities held and to offset receivables and payables with the counterparty. For financial reporting purposes, the Fund does not offset financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities. Repurchase agreements held by the Fund are fully collateralized, and such collateral is in the possession of the Fund’s custodian or, for tri-party agreements, the custodian designated by the agreement. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest.

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Janus Henderson Small Cap Value Fund

Notes to Financial Statements

The following table presents gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the Fund's Schedule of Investments.

Offsetting of Financial Assets and Derivative Assets

	Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

ING Financial Markets LLC	$75,800,000	$—	$(75,800,000)	$—
Royal Bank of Canada, NY Branch	70,000,000	—	(70,000,000)	—

Total	$145,800,000	$—	$(145,800,000)	$—
(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Repurchase Agreements

The Fund and other funds advised by Janus Capital or its affiliates may transfer daily uninvested cash balances into one or more joint trading accounts. Assets in the joint trading accounts are invested in money market instruments and the proceeds are allocated to the participating funds on a pro rata basis.

Repurchase agreements held by the Fund are fully collateralized, and such collateral is in the possession of the Fund’s custodian or, for tri-party agreements, the custodian designated by the agreement. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

3. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The Fund’s "base" fee rate prior to any performance adjustment (expressed as an annual rate) is 0.72%.

The investment advisory fee rate is determined by calculating a base fee and applying a performance adjustment. The base fee rate is the same as the contractual investment advisory fee rate. The performance adjustment either increases or decreases the base fee depending on how well the Fund has performed relative to its benchmark index. The Fund's benchmark index used in the calculation is the Russell 2000® Value Index.

The calculation of the performance adjustment applies as follows:

Investment Advisory Fee = Base Fee Rate +/- Performance Adjustment

The investment advisory fee rate paid to Janus Capital by the Fund consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Fund’s average daily net assets during the previous month (“Base Fee Rate”), plus or minus (2) a performance-fee adjustment (“Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund’s average daily net assets based on the Fund’s relative performance compared to the cumulative investment record of its benchmark index over a 36-month performance measurement period or shorter time period, as applicable.

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Janus Henderson Small Cap Value Fund

Notes to Financial Statements

The Fund’s prospectuses and statement(s) of additional information contain additional information about performance-based fees. The amount shown as advisory fees on the Statement of Operations reflects the Base Fee Rate plus/minus any Performance Adjustment. For the year ended June 30, 2018, the performance adjusted investment advisory fee rate before any waivers and/or reimbursements of expenses is 0.77%.

Perkins Investment Management LLC (“Perkins”) serves as subadviser to the Fund. Perkins (together with its predecessors), has been in the investment management business since 1984 and provides day-to-day management of the Fund’s portfolio operations subject to the general oversight of Janus Capital. Janus Capital owns 100% of Perkins.

Janus Capital pays Perkins a subadvisory fee equal to 50% of the investment advisory fee paid by the Fund to Janus Capital (calculated after any applicable performance fee adjustment, fee waivers, and expense reimbursements). The subadvisory fee paid by Janus Capital to Perkins adjusts up or down based on the Fund’s performance relative to the Fund’s benchmark index over the performance measurement period.

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s total annual fund operating expenses, including the investment advisory fee, but excluding any performance adjustments to management fees, the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus/administrative fees payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.91% of the Fund’s average daily net assets. Janus Capital has agreed to continue the waivers until at least November 1, 2018. The previous expense limit (until November 1, 2017) was 0.96%. If applicable, amounts waived and/or reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund’s Class D Shares pay an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class R Shares, Class S Shares, and Class T Shares for providing or procuring administrative services to investors in Class R Shares, Class S Shares, and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class R Shares, Class S Shares, and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class R

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Janus Henderson Small Cap Value Fund

Notes to Financial Statements

Shares, Class S Shares, and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital. For all share classes except Class D Shares, Janus Services also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.

Janus Services receives an administrative fee based on the average daily net assets Class L Shares of the Fund based on the average proportion of the Fund’s total net assets sold directly and the average proportion of the Fund’s net assets sold through financial intermediaries on a monthly basis. The asset-weighted fee is calculated by applying a blended annual fee rate of 0.12% on average net assets for the proportion of assets sold directly and 0.25% on average net assets for the proportion of assets sold through financial intermediaries. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations. Janus Services has agreed to waive all or a portion of this fee. Such waiver is voluntary and could change or be terminated at any time at the discretion of Janus Services or Janus Capital without prior notification to shareholders. Removal of this fee waiver may have a significant impact on Class L Shares’ total expense ratio. If applicable, amounts waived to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statement of Operations.

Janus Services is compensated for its services related to the Fund’s Class D Shares. In addition to the administrative fees discussed above, Janus Services receives reimbursement for out-of-pocket costs it incurs for serving as transfer agent and providing, or arranging for, servicing to shareholders. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Henderson Distributors, a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, of up to 0.50% of the Class R Shares’ average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Henderson Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution and shareholder servicing fees” in the Statement of Operations.

Janus Capital serves as administrator to the Fund pursuant to an administration agreement between Janus Capital and the Trust. Under the administration agreement, Janus Capital provides oversight and coordination of the Fund’s service providers, recordkeeping, and other administrative services, and is reimbursed by the Fund for certain of its costs in providing these services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. The Fund pays for some or all of the salaries, fees, and expenses of Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital (or any subadvisor, as applicable) provides to the Fund. These amounts are disclosed as “Affiliated Fund administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Fund’s Chief Compliance Officer and certain compliance staff, all of whom are employees of Janus Capital and/or its affiliates, are shared with the Fund. Total compensation of $476,345 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended June 30, 2018. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

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Janus Henderson Small Cap Value Fund

Notes to Financial Statements

Effective April 1, 2018, BNP Paribas Financial Services (“BPFS”) provides certain administrative services to the Fund, including services related to Fund accounting, calculation of the Fund’s daily NAV, and Fund audit, tax, and reporting obligations, pursuant to a sub-administration agreement with Janus Capital on behalf of the Fund. As compensation for such services, Janus Capital pays BPFS a fee based on a percentage of the Fund’s assets, along with a flat fee, and is reimbursed by the Fund for amounts paid to BPFS (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). These amounts are disclosed as “Non-affiliated fund administration fees” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of June 30, 2018 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended June 30, 2018 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $471,025 were paid by the Trust to the Trustees under the Deferred Plan during the year ended June 30, 2018.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the year ended June 30, 2018 can be found in a table located in the Schedule of Investments and Other Information.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Henderson Distributors and financial intermediaries. During the year ended June 30, 2018, Janus Henderson Distributors retained upfront sales charges of $22,684.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Henderson Distributors during the year ended June 30, 2018.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the year ended June 30, 2018, redeeming shareholders of Class C Shares paid CDSCs of $5,520.

The Fund is permitted to purchase or sell securities (“cross-trade”) between itself and other funds or accounts managed by Janus Capital in accordance with Rule 17a-7 under the Investment Company Act of 1940 (“Rule 17a-7”), when the transaction is consistent with the investment objectives and policies of the Fund and in accordance with the Internal Cross Trade Procedures adopted by the Trust’s Board of Trustees. These procedures have been designed to ensure that any cross-trade of securities by the Fund from or to another fund or account that is or could be considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser, common Officer, or common Trustee complies with Rule 17a-7. Under these procedures, each cross-trade is effected at the current market price to save costs where allowed. During the year ended June 30, 2018, the Fund engaged in cross trades amounting to $408,307 in purchases and $4,160,372 in sales, resulting in a net realized loss of $635,857. The net realized loss is included within the “Net Realized Gain/(Loss) on Investments” section of the Fund’s Statement of Operations.

Janus Investment Fund	31

Janus Henderson Small Cap Value Fund

Notes to Financial Statements

4. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations; (2) losses or deductions the Fund may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of deferred compensation and foreign currency contract adjustments. The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

			Loss Deferrals		Other Book	Net Tax
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Late-Year Ordinary Loss	Post-October Capital Loss	to Tax Differences	Appreciation/ (Depreciation)
$ 7,515,911	$ 125,667,850	$ -	$ -	$ -	$ (55,017)	$424,250,384

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2018 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 2,575,825,386	$445,811,261	$(21,560,877)	$ 424,250,384

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended June 30, 2018
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 56,640,532	$ 189,176,634	$ -	$ -

For the year ended June 30, 2017
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 13,260,762	$ 75,627,200	$ -	$ -

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. The following reclassifications have been made to the Fund:

Increase/(Decrease) to Capital	Increase/(Decrease) to Undistributed Net Investment Income/Loss	Increase/(Decrease) to Undistributed Net Realized Gain/Loss
$ 12,466,110	$ (12,448,711)	$ (17,399)

Capital has been adjusted by $12,466,110, including $11,622,288 of long-term capital gain, for distributions in connection with Fund share redemptions (tax equalization).

32	JUNE 30, 2018

Janus Henderson Small Cap Value Fund

Notes to Financial Statements

5. Capital Share Transactions

	Year ended June 30, 2018		Year ended June 30, 2017
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	1,194,926	$ 27,706,943	1,453,055	$ 32,147,345
Reinvested dividends and distributions	119,486	2,769,683	59,222	1,331,892
Shares repurchased	(1,268,282)	(29,841,465)	(1,201,771)	(26,601,182)
Net Increase/(Decrease)	46,130	$ 635,161	310,506	$ 6,878,055
Class C Shares:
Shares sold	417,034	$ 9,142,859	480,160	$ 10,146,371
Reinvested dividends and distributions	83,915	1,840,264	24,297	522,133
Shares repurchased	(241,616)	(5,271,299)	(226,230)	(4,764,072)
Net Increase/(Decrease)	259,333	$ 5,711,824	278,227	$ 5,904,432
Class D Shares:
Shares sold	817,854	$ 18,946,384	3,687,642	$ 80,857,039
Reinvested dividends and distributions	475,599	10,914,991	228,280	5,086,083
Shares repurchased	(1,570,284)	(36,097,281)	(2,277,219)	(50,513,038)
Net Increase/(Decrease)	(276,831)	$ (6,235,906)	1,638,703	$ 35,430,084
Class I Shares:
Shares sold	24,897,079	$575,932,013	36,026,230	$771,265,446
Reinvested dividends and distributions	4,008,709	92,480,928	1,353,062	30,295,065
Shares repurchased	(18,722,961)	(431,308,182)	(10,778,825)	(238,495,711)
Net Increase/(Decrease)	10,182,827	$237,104,759	26,600,467	$563,064,800
Class L Shares:
Shares sold	646,562	$ 15,458,062	441,978	$ 9,824,018
Reinvested dividends and distributions	639,837	15,151,335	321,703	7,373,433
Shares repurchased	(2,169,041)	(50,572,773)	(2,341,687)	(52,428,592)
Net Increase/(Decrease)	(882,642)	$ (19,963,376)	(1,578,006)	$ (35,231,141)
Class N Shares:
Shares sold	9,731,667	$224,707,573	7,161,522	$156,634,815
Reinvested dividends and distributions	1,558,038	35,866,037	442,875	9,893,831
Shares repurchased	(3,917,823)	(90,509,101)	(3,547,354)	(79,569,483)
Net Increase/(Decrease)	7,371,882	$170,064,509	4,057,043	$ 86,959,163
Class R Shares:
Shares sold	382,151	$ 8,604,765	916,051	$ 19,777,614
Reinvested dividends and distributions	129,022	2,910,736	35,949	790,513
Shares repurchased	(306,530)	(6,925,933)	(296,135)	(6,419,807)
Net Increase/(Decrease)	204,643	$ 4,589,568	655,865	$ 14,148,320
Class S Shares:
Shares sold	545,247	$ 12,481,616	1,149,734	$ 24,520,440
Reinvested dividends and distributions	242,768	5,549,682	110,281	2,448,245
Shares repurchased	(1,165,120)	(26,717,392)	(1,102,507)	(23,832,066)
Net Increase/(Decrease)	(377,105)	$ (8,686,094)	157,508	$ 3,136,619
Class T Shares:
Shares sold	9,760,401	$224,753,112	13,607,736	$295,495,146
Reinvested dividends and distributions	2,868,563	65,976,950	1,206,111	26,932,454
Shares repurchased	(13,405,578)	(310,648,393)	(8,793,395)	(192,736,765)
Net Increase/(Decrease)	(776,614)	$ (19,918,331)	6,020,452	$129,690,835

Janus Investment Fund	33

Janus Henderson Small Cap Value Fund

Notes to Financial Statements

6. Purchases and Sales of Investment Securities

For the year ended June 30, 2018, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$1,491,793,020	$1,407,531,604	$ -	$ -

7. Recent Accounting Pronouncements

The Securities and Exchange Commission ("SEC") adopted new rules as well as amendments to its rules to modernize the reporting and disclosure of information by registered investment companies. In addition, the SEC adopted amendments to Regulation S-X, which require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date of the amendments to Regulation S-X was August 1, 2017. This report incorporates the amendments to Regulation S-X.

The FASB issued Accounting Standards Update No. 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities ("ASU 2017-08") to amend the amortization period for certain purchased callable debt securities held at a premium. The guidance requires certain premiums on callable debt securities to be amortized to the earliest call date. The amortization period for callable debt securities purchased at a discount will not be impacted. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Early adoption is permitted, including adoption in an interim period. Management is currently evaluating the impacts of ASU 2017-08 on the financial statements.

8. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to June 30, 2018 and through the date of issuance of the Fund's financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

34	JUNE 30, 2018

Janus Henderson Small Cap Value Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Investment Fund and Shareholders of
Janus Henderson Small Cap Value Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Janus Henderson Small Cap Value Fund (one of the funds constituting Janus Investment Fund, referred to hereafter as the "Fund") as of June 30, 2018, the related statement of operations for the year ended June 30, 2018, the statements of changes in net assets for each of the two years in the period ended June 30, 2018, including the related notes, and the financial highlights for each of the five years in the period ended June 30, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended June 30, 2018 and the financial highlights for each of the five years in the period ended June 30, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Denver, Colorado
August 17, 2018

We have served as the auditor of one or more investment companies in Janus Henderson Funds since 1990.

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Janus Henderson Small Cap Value Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Fund is required to disclose its complete holdings on Form N-Q within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to Fund shareholders. These reports (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free) (or 1-800-525-3713 if you hold Class D shares). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag. Holdings are generally posted approximately two business days thereafter under Full Holdings for the Fund at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 14 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

Additionally, in connection with their consideration of whether to continue the investment advisory agreement and subadvisory agreement for each Fund, as applicable, the Trustees also received and reviewed information in connection with the transaction to combine the respective businesses of Henderson Group plc and Janus Capital Group, Inc., the parent company of Janus Capital (the “Transaction”), announced in October 2016, which closed in the second quarter of 2017. In this regard, the Trustees reviewed information regarding the impact of the Transaction on the services to be provided by Janus Capital and each subadviser, as applicable, to the Funds under such agreements prior to the close of the Transaction as well as the services provided after the Transaction closed.

At a meeting held on December 7, 2017, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from February 1, 2018 through February 1, 2019, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the

36	JUNE 30, 2018

Janus Henderson Small Cap Value Fund

Additional Information (unaudited)

agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees (excluding out of pocket costs), net of any waivers.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has been strong: for the 36 months ended September 30, 2017, approximately 70% of the Funds were in the top two quartiles of performance, as reported by Morningstar, and for the 12 months ended September 30, 2017, approximately 46% of the Funds were in the top two quartiles of performance, as reported by Morningstar.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Alternative Funds

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson International Long/Short Equity Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and the Fund’s limited performance history.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge

Janus Investment Fund	37

Janus Henderson Small Cap Value Fund

Additional Information (unaudited)

quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Fixed-Income Funds

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Unconstrained Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Real Return Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Strategic Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

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Janus Henderson Small Cap Value Fund

Additional Information (unaudited)

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson International Small Cap Fund, the Trustees noted that, due to limited performance for the Fund, performance history was not a material factor.

• For Janus Henderson International Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that

Janus Investment Fund	39

Janus Henderson Small Cap Value Fund

Additional Information (unaudited)

the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson All Asset Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

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Janus Henderson Small Cap Value Fund

Additional Information (unaudited)

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and the Fund’s limited performance history.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital and Intech had taken or were taking to improve performance, and the Fund’s limited performance history.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Intech had taken or were taking to improve performance.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Select Value Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

Janus Aspen Series

• For Janus Henderson Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

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Additional Information (unaudited)

• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Forty Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Allocation Portfolio – Moderate, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Research Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Technology Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Unconstrained Bond Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and the Fund’s limited performance history.

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Overseas Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Research Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Fund’s performance warranted continuation of the Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of

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Additional Information (unaudited)

that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration, but excluding out-of-pocket costs) fees for many of the Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 10% below the average total expenses of their respective Broadridge Expense Group peers and 18% below the average total expenses for their Broadridge Expense Universes; (3) management fees for the Funds, on average, were 8% below the average management fees for their Expense Groups and 9% below the average for their Expense Universes; and (4) Fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered the total expenses for each share class of each Fund compared to the average total expenses for its Broadridge Expense Group peers and to average total expenses for its Broadridge Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and expense waivers on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional clients and to the fees Janus Capital charges to funds subadvised by Janus Capital; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) Janus mutual fund investors enjoy reasonable fees relative to the fees charged to Janus institutional and subadvised fund investors; (4) in three of seven product categories, the Funds receive proportionally better pricing than the industry in relation to Janus institutional clients; and (5) in seven of eight strategies, Janus Capital has lower management fees than funds subadvised by Janus Capital’s portfolio managers.

The Trustees considered the fees for each Fund for its fiscal year ended in 2016, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Alternative Funds

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Long/Short Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were

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Additional Information (unaudited)

reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Fixed-Income Funds

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Unconstrained Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Real Return Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to waive 11 basis points of management fees effective February 1, 2018 and also has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Strategic Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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Additional Information (unaudited)

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson International Small Cap Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

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Additional Information (unaudited)

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson All Asset Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s total expenses effective June 5, 2017.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Research Fund, the Trustees noted that, although the Fund’s total expenses were equal to or exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective February 1, 2017.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

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Additional Information (unaudited)

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Select Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group averages for all share classes.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Janus Aspen Series

• For Janus Henderson Balanced Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Global Allocation Portfolio - Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Technology Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Unconstrained Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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Janus Henderson Small Cap Value Fund

Additional Information (unaudited)

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Overseas Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for its sole share class.

The Trustees reviewed information on the overall profitability to Janus Capital and its affiliates of their relationship with the Funds, and considered profitability data of other fund managers. The Trustees also considered the financial information, estimated profitability and corporate structure of Janus Capital’s parent company before and after the Transaction. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. The Trustees also noted that the Trustees’ independent fee consultant reviewed the overall profitability of Janus Capital’s parent company prior to the Transaction, and the independent fee consultant found that, while assessing the reasonableness of Fund expenses in light of such profits was dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons were limited in accuracy by differences in complex size, business mix, institutional account orientation and other factors, after accepting these limitations, the level of profit earned by Janus Capital’s parent company was reasonable. In this regard, the independent consultant concluded that the profitability of Janus Capital’s parent company did not show excess nor did it show any insufficiency that could limit the ability to invest the resources needed to drive strong future investment performance on behalf of the Funds.

Additionally, the Trustees considered the estimated profitability to Janus Capital from the investment management services it provided to each Fund. The Trustees also considered such estimated profitability taking into account the impact of the Transaction on Janus Capital’s expense structure on a pro forma basis. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Fund is necessarily a product of the allocation methodology utilized by Janus Capital to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant concluded that (1) the expense allocation methodology utilized by Janus Capital was reasonable and (2) the estimated profitability to Janus Capital from the investment management services it provided to each Fund was reasonable, including after taking into account the impact of the Transaction on Janus Capital’s expense structure on a pro forma basis. The Trustees also considered that the estimated profitability for an individual Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that Janus Capital’s estimated profitability with respect to each Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Funds was not a material factor in the Board’s approval of the reasonableness of any Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that each Fund’s total expenses were reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

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Additional Information (unaudited)

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted their independent fee consultant’s analysis of economies of scale in prior years. They also noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 86% of these Funds’ share classes have contractual management fees (gross of waivers) below their Broadridge expense group averages. They also noted that for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing certain of these Funds because they have not reached adequate scale. Moreover, as the assets of some of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

The independent fee consultant concluded that, given the limitations of various analytical approaches to economies of scale it had considered in prior years, and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus complex. The independent consultant concluded that (1) to the extent there were economies of scale at Janus Capital, Janus Capital’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Funds, Janus Capital appeared to be investing to increase the likelihood that these Funds will grow to a level to achieve any scale economies that may exist. Further, the independent fee consultant provided its belief that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Funds from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and/or the subadvisers benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Fund could attract other business to Janus Capital, the subadvisers or other Janus funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Funds.

Janus Investment Fund	49

Janus Henderson Small Cap Value Fund

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was June 30, 2018. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

50	JUNE 30, 2018

Janus Henderson Small Cap Value Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. Also included are ratios of expenses and net investment income to average net assets.

Janus Investment Fund	51

Janus Henderson Small Cap Value Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

52	JUNE 30, 2018

Janus Henderson Small Cap Value Fund

Designation Requirements (unaudited)

For federal income tax purposes, the Fund designated the following for the year ended June 30, 2018:

Capital Gain Distributions	$200,798,922
Dividends Received Deduction Percentage	100%
Qualified Dividend Income Percentage	100%

Janus Investment Fund	53

Janus Henderson Small Cap Value Fund

Trustees and Officers (unaudited)

The Fund’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Fund’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Fund’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Fund’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Aspen Series. Collectively, these two registered investment companies consist of 61 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Fund may also be officers and/or directors of Janus Capital. Except as otherwise disclosed, Fund officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer, as authorized by the Trustees.

54	JUNE 30, 2018

Janus Henderson Small Cap Value Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Managing Partner, Impact Investments, Athena Capital Advisors LLC (independent registered investment advisor) (since 2016) and Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations). Formerly, Chief Executive Officer, Imprint Capital (impact investment firm) (2013-2015) and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	61

Director of Mutual Fund Directors Forum (a non-profit organization serving independent directors of U.S. mutual funds), Chairman of the Board and Trustee of The Investment Fund for Foundations Investment Program (TIP) (consisting of 2 funds), and Director of the F.B. Heron Foundation (a private grantmaking foundation).

Janus Investment Fund	55

Janus Henderson Small Cap Value Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Trustee	1/13-Present	Executive Vice President, Institutional Markets, of Black Creek Group (private equity real estate investment management firm) (since 2012). Formerly, Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	61

Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of MotiveQuest LLC (strategic social market research company) (2003-2016); Director of Nuveen Global Investors LLC (2007-2011); Director of Communities in Schools (2004-2010); and Director of Mutual Fund Education Alliance (until 2010).

56	JUNE 30, 2018

Janus Henderson Small Cap Value Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Managing Member and Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Venture Partner for The Edgewater Funds (a middle market private equity firm) (2002-2004); Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000); and Chief Investment Officer of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	61

Advisory Board Member, Innovate Partners Emerging Growth and Equity Fund I (early stage venture capital fund) (since 2014) and Managing Trustee of National Retirement Partners Liquidating Trust (since 2013). Formerly, Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013); Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009); Director of RemedyTemp, Inc. (temporary help services company) (1996-2006); and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

Janus Investment Fund	57

Janus Henderson Small Cap Value Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	6/16-Present	Founder, Daraja Capital (advisory and investment firm) (since 2016), and Senior Advisor, Albright Stonebridge Group LLC (global strategy firm) (since 2016). Formerly, Senior Vice President (2011-2015), Albright Stonebridge Group LLC; and Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	61	Director of Brightwood Capital Advisors, LLC (since 2014).
Gary A. Poliner 151 Detroit Street Denver, CO 80206 DOB: 1953	Trustee	6/16-Present	Retired. Formerly, President (2010-2013) of Northwestern Mutual Life Insurance Company.	61

Director of MGIC Investment Corporation (private mortgage insurance) (since 2013) and West Bend Mutual Insurance Company (property/casualty insurance) (since 2013). Formerly, Trustee of Northwestern Mutual Life Insurance Company (2010-2013); and Director of Frank Russell Company (global asset management firm) (2008-2013).

58	JUNE 30, 2018

Janus Henderson Small Cap Value Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
James T. Rothe 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	1/97-Present	Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Co-founder and Managing Director of Roaring Fork Capital SBIC, L.P. (SBA SBIC fund focusing on private investment in public equity firms) (2004-2014), Professor of Business of the University of Colorado (2002-2004), and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	61	Formerly, Director of Red Robin Gourmet Burgers, Inc. (RRGB) (2004- 2014).
William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	6/84-Present	Retired. Formerly, President and founder of HPS Products and Corporate Vice President of MKS Instruments, Boulder, CO (a provider of advanced process control systems for the semiconductor industry) (1976-2012).	61	None

Janus Investment Fund	59

Janus Henderson Small Cap Value Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Diane L. Wallace 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	6/17-Present	Retired.	61

Formerly, Independent Trustee, Henderson Global Funds (13 portfolios) (2015-2017); Independent Trustee, State Farm Associates' Funds Trust, State Farm Mutual Fund Trust, and State Farm Variable Product Trust (28 portfolios) (2013-2017). Chief Operating Officer, Senior Vice President-Operations, and Chief Financial Officer for Driehaus Capital Management, LLC (1988-2006); and Treasurer of Driehaus Mutual Funds (1996-2002).

60	JUNE 30, 2018

Janus Henderson Small Cap Value Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	61

Director of Chicago Community Trust (Regional Community Foundation), Chicago Council on Global Affairs, InnerWorkings (U.S. provider of print procurement solutions to corporate clients), Lurie Children’s Hospital (Chicago, IL), Shirley Ryan Ability Lab and Wrapports, LLC (digital communications company). Formerly, Director of Walmart (until 2017); Director of Chicago Convention & Tourism Bureau (until 2014); and The Field Museum of Natural History (Chicago, IL) (until 2014).

Janus Investment Fund	61

Janus Henderson Small Cap Value Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Bruce L. Koepfgen 151 Detroit Street Denver, CO 80206 DOB: 1952	President and Chief Executive Officer	7/14-Present

Head of North America at Janus Henderson Investors and Janus Capital Management LLC (since 2017); Executive Vice President and Director of Janus International Holding LLC (since 2011); Executive Vice President of Janus Distributors LLC (since 2011); Vice President and Director of Intech Investment Management LLC (since 2011); Executive Vice President and Director of Perkins Investment Management LLC (since 2011); and Executive Vice President and Director of Janus Management Holdings Corporation (since 2011). Formerly, President of Janus Capital Group Inc. and Janus Capital Management LLC (2013-2017); Executive Vice President of Janus Services LLC (2011-2015), Janus Capital Group Inc. and Janus Capital Management LLC (2011-2013); and Chief Financial Officer of Janus Capital Group Inc., Janus Capital Management LLC, Janus Distributors LLC, Janus Management Holdings Corporation, and Janus Services LLC (2011-2013).

Susan K. Wold 151 Detroit Street Denver, CO 80206 DOB: 1960	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	9/17-Present

Senior Vice President and Head of Compliance, North America for Janus Henderson (since September 2017); Formerly, Vice President, Head of Global Corporate
Compliance, and Chief Compliance Officer for Janus Capital Management LLC (May 2017- September 2017); Vice President, Compliance at Janus Capital
Group Inc. and Janus Capital Management LLC (2005-2017).

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Janus Henderson Small Cap Value Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital and Janus Services LLC.
Kathryn L. Santoro 151 Detroit Street Denver, CO 80206 DOB: 1974	Vice President, Chief Legal Counsel, and Secretary	12/16-Present

Vice President of Janus Capital and Janus Services LLC (since 2016). Formerly, Vice President and Associate Counsel of Curian Capital, LLC and Curian Clearing LLC (2013-2016); and General Counsel and Secretary (2011-2012) and Vice President (2009-2012) of Old Mutual Capital, Inc.

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

Janus Investment Fund	63

Janus Henderson Small Cap Value Fund

Notes

NotesPage1

64	JUNE 30, 2018

Janus Henderson Small Cap Value Fund

Notes

NotesPage2

Janus Investment Fund	65

Knowledge. Shared

At Janus Henderson, we believe in the sharing of expert insight for better investment and business decisions. We call this ethos Knowledge. Shared.

Learn more by visiting janushenderson.com.

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson, Janus, Henderson, Perkins, Intech and Henderson Geneva are trademarks or registered trademarks of Janus Henderson Investors. © Janus Henderson Investors. The name Janus Henderson Investors includes HGI Group Limited, Henderson Global Investors (Brand Management) Sarl and Janus International Holding LLC.

Funds distributed by Janus Henderson Distributors

125-02-93034 08-18

ANNUAL REPORT June 30, 2018

Janus Henderson Strategic Income Fund

Janus Investment Fund

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson Strategic Income Fund

Janus Henderson Strategic Income Fund (unaudited)

FUND SNAPSHOT

The Janus Henderson Strategic Income Fund is a global strategic fixed income fund seeking total return through current income and capital appreciation. The Fund makes strategic asset allocation decisions between countries, fixed income asset classes, sectors and credit ratings. We believe that outside of the bond’s coupon, asset allocation is the primary driver of returns. Specifically, we actively manage the Fund’s duration position and credit exposure based on where we believe we are in the economic cycle. The Fund’s flexibility allows it to source return from a wide range of global fixed income securities. In addition, by style, we favor sensible income from large, non-cyclical businesses which are likely to continue paying their coupons in the years to come. In recent years, divergent developed market central bank policy has created an opportunity for us to profit from those economies where interest rates have been cut while the U.S. has been raising rates. The portfolio seeks to take advantage of these opportunities across developed markets and avoids currency bets.

John Pattullo co-portfolio manager	Jenna Barnard co-portfolio manager

PERFORMANCE

The Janus Henderson Strategic Income Fund’s Class I Shares returned 1.25% over the 12-month period ending June 30, 2018. The Fund’s primary benchmark, the Bloomberg Barclays Global Aggregate Credit Index (USD hedged), returned 0.79%, and its competitive peer group, the Morningstar World Bond category, returned 0.62%

INVESTMENT ENVIRONMENT

The investing environment for global fixed income was driven by a number of entrenched themes. First, the relative underperformance of U.S. government bond markets as compared to other developed markets – seen most clearly in the spread between 10-year yields on U.S. and German government bonds. This reflects a number of forces which served up a more bond-bearish backdrop in the U.S.: the highly unusual pro-cyclical fiscal stimulus enacted by U.S. politicians, a move higher in U.S. core inflation as opposed to relatively stagnant core inflation elsewhere and continued rate hikes from the Federal Reserve that stand in marked contrast to most central banks. Even within the U.S. government bond market there was another pronounced theme: the flattening of the U.S. yield curve. This is a very typical response from bond investors when faced with a central bank intent on hiking rates into a late-stage economic cycle and sends a signal that longer term growth and inflation dynamics may well be impacted negatively by this course of action.

Credit markets experienced mixed fortunes during the year. They performed well in the low volatility environment of late 2017 but reversed course from February 2018 as credit spreads moved persistently wider. Some of this may be seen as a healthy correction from overextended levels but the outlook will depend on the ability of deeply indebted U.S. investment-grade corporates to deliver on the deleveraging plans that they have promised to the rating agencies in order to maintain their ratings.

PERFORMANCE DISCUSSION

We were focused in two key areas: interest rate duration and credit exposure. Starting with duration management, the Fund’s duration moved around considerably during the year, and we used interest rate futures both to extend and reduce duration at different times. Favored government bond markets included Australian, UK, Canadian and, at times, German government bonds. The Fund generated positive returns from this activity, managing to fade the extremes of both positive and negative sentiment toward government bonds. Indeed, during the year there were considerable emotional swings from investors from a period of bond-love in the summer of 2017 to outright fear of government bonds and the inflation bogeyman in early 2018. As is often the case, both extremes are

Janus Investment Fund	1

Janus Henderson Strategic Income Fund (unaudited)

unjustified, with all-important core inflation in the developed world moving very little during the period despite a rise in the oil price and headline inflation.

Corporate bond exposures provided positive returns across both investment-grade and high-yield exposures during the period. Key positive contributors in terms of credit selection included legacy banking bonds from UK banks and the balance sheet repair of supermarket company Tescos. In contrast, the negative detractors from performance were longer-dated U.S. investment grade bonds that suffered mainly from the move higher in the underlying U.S. government bond.

Given the strength of risk assets, and credit markets specifically, we reduced the Fund’s weighting in lower rated corporate bonds and loans in the second half of 2017 and continued into 2018. Investment-grade and sovereign bonds in select countries were the beneficiaries, with particular focus on Australia.

Please see the Derivative Instruments section in the “Notes to Financial Statements” for a discussion of derivatives used by the fund.

OUTOLOOK

Bond markets have been fairly challenging this year after an exceptionally strong 2017. We believe we may be through the worst of the inflation breakout fears; some of the scaremongering of the bond bear markets seems to have faded. We have more concerns about a slowdown in growth and the effect that could have on risk assets, than an overheating U.S. economy. We continue to have sympathy with a longer duration portfolio position, more so in sovereign than corporate bonds, and in select developed markets whose economies are out of kilter with the U.S. The second half of 2018 could well present some fascinating bond opportunities if growth slows, as we expect. The core structural themes of “Japanification,” “Amazonization,” secular stagnation and divergent global economies pervade our thinking going forward.

Thank you for your investment in Janus Henderson Strategic Income Fund.

2	JUNE 30, 2018

Janus Henderson Strategic Income Fund (unaudited)

Fund At A Glance

June 30, 2018

Fund Profile
30-day Current Yield*	Without Reimbursement	With Reimbursement
Class A Shares NAV	2.28%	2.28%
Class A Shares MOP	2.17%	2.17%
Class C Shares**	1.55%	1.55%
Class D Shares	2.44%	2.44%
Class I Shares	2.51%	2.51%
Class N Shares	2.48%	2.50%
Class R Shares	-0.40%	2.02%
Class S Shares	2.34%	2.34%
Weighted Average Maturity		10.2 Years
Average Effective Duration***		7.1 Years
* Yield will fluctuate.
** Does not include the 1.00% contingent deferred sales charge.
*** A theoretical measure of price volatility.

Ratings† Summary - (% of Total Investments)
AAA	13.1%
AA	7.3%
A	8.2%
BBB	20.4%
BB	13.2%
B	6.8%
Not Rated	19.7%
Other	11.3%

† Credit ratings provided by Standard & Poor's (S&P), an independent credit rating agency. Credit ratings range from AAA (highest) to D (lowest) based on S&P's measures. Further information on S&P's rating methodology may be found at www.standardandpoors.com. Other rating agencies may rate the same securities differently. Ratings are relative and subjective and are not absolute standards of quality. Credit quality does not remove market risk and is subject to change. "Not Rated" securities are not rated by S&P, but may be rated by other rating agencies and do not necessarily indicate low quality. "Other" includes cash equivalents, equity securities, and certain derivative instruments.

Significant Areas of Investment - (% of Net Assets)

Asset Allocation - (% of Net Assets)
Corporate Bonds	52.8%
Foreign Government Bonds	27.0%
Investment Companies	9.9%
United States Treasury Notes/Bonds	4.2%
Bank Loans and Mezzanine Loans	3.8%
Asset-Backed/Commercial Mortgage-Backed Securities	0.1%
Other	2.2%
100.0%

Janus Investment Fund	3

Janus Henderson Strategic Income Fund (unaudited)

Performance

See important disclosures on the next page.

					Expense Ratios -
Average Annual Total Return - for the periods ended June 30, 2018					per the October 27, 2017 prospectuses
	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses	Net Annual Fund Operating Expenses
Class A Shares at NAV	0.99%	4.67%	4.42%	4.99%	1.03%	1.00%
Class A Shares at MOP	-3.79%	3.66%	3.91%	4.64%
Class C Shares at NAV	0.25%	3.89%	3.59%	4.18%	1.79%	1.75%
Class C Shares at CDSC	-0.74%	3.89%	3.59%	4.18%
Class D Shares(1)	1.17%	4.67%	4.42%	4.99%	0.86%	0.81%
Class I Shares	1.25%	4.92%	4.42%	4.99%	0.78%	0.75%
Class N Shares	1.19%	4.67%	4.42%	4.99%	0.72%	0.69%
Class S Shares	0.85%	4.55%	4.35%	4.94%	1.19%	1.16%
Class T Shares	1.11%	4.67%	4.42%	4.99%	0.94%	0.91%
Bloomberg Barclays Global Aggregate Credit Index (USD Hedged)	0.79%	3.69%	4.98%	4.41%
3-Month USD LIBOR	1.53%	0.66%	0.73%	1.67%
Morningstar Quartile - Class A Shares	2nd	1st	1st	1st
Morningstar Ranking - based on total returns for World Bond Funds	124/312	10/281	47/197	32/141

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 4.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Net expense ratios reflect the expense waiver, if any, contractually agreed to through November 1, 2018.

The expense ratios shown are estimated.

4	JUNE 30, 2018

Janus Henderson Strategic Income Fund (unaudited)

Performance

Performance may be affected by risks that include those associated with non-diversification, portfolio turnover, short sales, potential conflicts of interest, foreign and emerging markets, initial public offerings (IPOs), high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), derivatives, and commodity-linked investments. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

See Financial Highlights for actual expense ratios during the reporting period.

Returns of the Fund shown prior to June 5, 2017, are those for Henderson Strategic Income Fund (the “Predecessor Fund”), which merged into the Fund after the close of business on June 2, 2017. The Predecessor Fund was advised by Henderson Global Investors (North America) Inc. and subadvised by Henderson Investment Management Limited. Class A Shares, Class C Shares, Class I Shares, and Class R6 Shares of the Predecessor Fund were reorganized into Class A Shares, Class C Shares, Class I Shares, and Class N Shares, respectively, of the Fund. In connection with this reorganization, certain shareholders of the Predecessor Fund who held shares directly with the Predecessor Fund and not through an intermediary had the Class A Shares, Class C Shares, Class I Shares, and Class N Shares of the Fund received in the reorganization automatically exchanged for Class D Shares of the Fund following the reorganization. Class A Shares and Class C Shares of the Predecessor Fund commenced operations with the Predecessor Fund’s inception on September 30, 2003. Class I Shares and Class R6 Shares of the Predecessor Fund commenced operations on April 29, 2011 and November 30, 2015, respectively. Class D Shares, Class S Shares, and Class T Shares commenced operations on June 5, 2017.

Performance of Class A Shares shown for periods prior to June 5, 2017, reflects the performance of Class A Shares of the Predecessor Fund, calculated using the fees and expenses of Class A Shares of the Predecessor Fund, in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Performance of Class C Shares shown for periods prior to June 5, 2017, reflects the performance of Class C Shares of the Predecessor Fund, calculated using the fees and expenses of Class C Shares of the Predecessor Fund, in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Performance of Class D Shares shown for periods prior to June 5, 2017, reflects the performance of Class A Shares of the Predecessor Fund, calculated using the fees and expenses of Class A Shares of the Predecessor Fund (without sales charges or 12b-1 fees), net of any applicable fee and expense limitations or waivers.

Performance of Class I Shares shown for periods prior to June 5, 2017, reflects the performance of Class I Shares of the Predecessor Fund, calculated using the fees and expenses of Class I Shares of the Predecessor Fund, in effect during the periods shown, net of any applicable fee and expense limitations or waivers, except that for periods prior to April 29, 2011, performance for Class I Shares reflects the performance of Class A Shares of the Predecessor Fund, calculated using the fees and expenses of Class A Shares of the Predecessor Fund (without sales charges or 12b- 1 fees), net of any applicable fee and expense limitations or waivers.

Performance of Class N Shares shown for periods prior to June 5, 2017, reflects the performance of Class R6 Shares of the Predecessor Fund, calculated using the fees and expenses of Class R6 Shares of the Predecessor Fund, in effect during the periods shown, net of any applicable fee and expense limitations or waivers, except that for periods prior to November 30, 2015, performance for Class N Shares reflects the performance of Class A Shares of the Predecessor Fund, calculated using the fees and expenses of Class A Shares of the Predecessor Fund (without sales charges or 12b-1 fees), net of any applicable fee and expense limitations or waivers.

Performance of Class S Shares shown for periods prior to June 5, 2017, reflects the performance of Class A Shares of the Predecessor Fund, calculated using the fees and expenses of Class A Shares of the Predecessor Fund (without sales charges or 12b-1 fees), net of any applicable fee and expense limitations or waivers.

Performance of Class T Shares shown for periods prior to June 5, 2017, reflects the performance of Class A Shares of the Predecessor Fund, calculated using the fees and expenses of Class A Shares of the Predecessor Fund (without sales charges or 12b-1 fees), net of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

See important disclosures on the next page.

© 2018 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

Janus Investment Fund	5

Janus Henderson Strategic Income Fund (unaudited)

Performance

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

*The Predecessor Fund’s inception date – September 30, 2003

(1) Closed to certain new investors.

6	JUNE 30, 2018

Janus Henderson Strategic Income Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (1/1/18)	Ending Account Value (6/30/18)	Expenses Paid During Period (1/1/18 - 6/30/18)†	Beginning Account Value (1/1/18)	Ending Account Value (6/30/18)	Expenses Paid During Period (1/1/18 - 6/30/18)†	Net Annualized Expense Ratio (1/1/18 - 6/30/18)
Class A Shares	$1,000.00	$992.20	$4.69	$1,000.00	$1,020.08	$4.76	0.95%
Class C Shares	$1,000.00	$988.60	$8.33	$1,000.00	$1,016.41	$8.45	1.69%
Class D Shares	$1,000.00	$992.00	$3.85	$1,000.00	$1,020.93	$3.91	0.78%
Class I Shares	$1,000.00	$993.50	$3.41	$1,000.00	$1,021.37	$3.46	0.69%
Class N Shares	$1,000.00	$992.60	$3.31	$1,000.00	$1,021.47	$3.36	0.67%
Class S Shares	$1,000.00	$990.70	$5.18	$1,000.00	$1,019.59	$5.26	1.05%
Class T Shares	$1,000.00	$992.60	$4.30	$1,000.00	$1,020.48	$4.36	0.87%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Investment Fund	7

Janus Henderson Strategic Income Fund

Schedule of Investments

June 30, 2018

Shares or Principal Amounts			Value
Asset-Backed/Commercial Mortgage-Backed Securities – 0.1%
Tesco Property Finance 3 PLC, 5.7440%, 4/13/40 (cost $510,494)	340,590	GBP	$522,168
Bank Loans and Mezzanine Loans – 3.8%
Communications – 0.4%
McAfee LLC, Euro Interbank Offered Rate + 4.2500%, 4.2500%, 9/30/24‡	995,000	EUR	1,160,415
McAfee LLC, ICE LIBOR USD 3 Month + 4.5000%, 6.4683%, 9/30/24‡	$2,189,000		2,197,997
			3,358,412
Consumer Cyclical – 0.6%
Delta 2 Lux Sarl, ICE LIBOR USD 3 Month + 3.0000%, 4.5935%, 2/1/24‡	4,733,844		4,665,819
Consumer Non-Cyclical – 0.8%
Auris Luxembourg III Sarl,
ICE LIBOR USD 3 Month + 3.0000%, 5.3344%, 1/17/22‡	967,575		968,484
Ceva Sante Animale SA,
Euro Interbank Offered Rate + 3.0000%, 3.0000%, 6/30/21‡	2,640,160	EUR	3,036,132
Froneri International PLC, ICE LIBOR GBP + 3.2500%, 3.7458%, 1/31/25‡	1,450,000	GBP	1,902,128
			5,906,744
Industrial – 0.8%
Fugue Finance BV, Euro Interbank Offered Rate + 3.2500%, 3.2500%, 8/30/24‡	5,265,417	EUR	6,031,884
Technology – 1.2%
Evergood 4 ApS, Euro Interbank Offered Rate + 3.2500%, 3.2500%, 2/6/25‡	4,766,804	EUR	5,463,417
SS&C Technologies Holdings Europe Sarl,
ICE LIBOR USD 3 Month + 2.5000%, 4.5935%, 4/16/25‡	1,137,327		1,136,690
SS&C Technologies Inc, ICE LIBOR USD 3 Month + 2.5000%, 4.5935%, 4/16/25‡	3,072,712		3,070,991
			9,671,098
Total Bank Loans and Mezzanine Loans (cost $30,489,095)			29,633,957
Corporate Bonds – 52.8%
Banking – 9.9%
Bank of America Corp, 3.3000%, 8/5/21	5,870,000	AUD	4,370,936
Bank of America Corp,
Canada Bankers Acceptances 3 M + 1.2020%, 3.4070%, 9/20/25‡	2,500,000	CAD	1,894,047
Bank of Ireland Group PLC,
UK Govt Bonds 5 Year Note Generic Bid Yield + 2.7000%, 3.1250%, 9/19/27‡	870,000	GBP	1,112,878
Bank of Ireland Group PLC,
US Treasury Yield Curve Rate + 2.5000%, 4.1250%, 9/19/27‡	2,800,000		2,635,920
Barclays Bank PLC, ICE LIBOR USD 3 Month + 1.5500%, 6.2780%µ	4,600,000		5,008,940
Citigroup Inc, 3.7500%, 5/4/21	6,991,000	AUD	5,269,183
Cooperatieve Rabobank UA/Australia, 4.2500%, 5/12/26	3,000,000	AUD	2,292,952
Credit Suisse AG/Sydney, 3.5000%, 4/29/20	4,830,000	AUD	3,620,979
Goldman Sachs Group Inc, 4.0000%, 5/2/24	5,270,000	AUD	3,956,136
HBOS Sterling Finance Jersey LP,
UK Govt Bonds 5 Year Note Generic Bid Yield + 4.4000%, 7.8810%µ	1,909,000	GBP	3,669,030
JPMorgan Chase & Co, 4.5000%, 1/30/26	2,170,000	AUD	1,690,763
Lloyds Banking Group PLC, 4.6500%, 3/24/26	940,000		924,587
Lloyds Banking Group PLC, ICE LIBOR USD 3 Month + 1.2700%, 6.6570%µ	5,486,000		5,857,841
Morgan Stanley, 3.1250%, 8/5/21	4,000,000	CAD	3,057,862
Morgan Stanley, 5.0000%, 9/30/21	5,000,000	AUD	3,912,462
Nationwide Building Society,
Euro Interbank Offered Rate + 0.9300%, 1.5000%, 3/8/26‡	4,000,000	EUR	4,608,515
RBS Capital Trust II, ICE LIBOR USD 3 Month + 1.9425%, 6.4250%µ	2,686,000		3,196,340
Royal Bank of Scotland Group PLC, ICE LIBOR USD 3 Month + 2.5000%, 7.6480%µ	3,430,000		4,296,075
TP ICAP PLC, 5.2500%, 1/26/24	2,100,000	GBP	2,839,543
Wachovia Capital Trust III, ICE LIBOR USD 3 Month + 0.9300%, 5.5698%µ	10,121,000		10,019,790
Wells Fargo & Co, 3.0000%, 1/22/21	3,500,000		3,475,582
			77,710,361
Brokerage – 0.8%
Standard Life Aberdeen PLC,
UK Govt Bonds 5 Year Note Generic Bid Yield + 4.8500%, 5.5000%, 12/4/42‡	400,000	GBP	582,041
Standard Life Aberdeen PLC,
US Treasury Yield Curve Rate + 2.9150%, 4.2500%, 6/30/48‡	3,700,000		3,471,540

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	JUNE 30, 2018

Janus Henderson Strategic Income Fund

Schedule of Investments

June 30, 2018

Shares or Principal Amounts			Value
Corporate Bonds – (continued)
Brokerage – (continued)
Standard Life Aberdeen PLC,
UK Govt Bonds 5 Year Note Generic Bid Yield + 2.7000%, 6.5460%µ	700,000	GBP	$987,099
Standard Life Aberdeen PLC,
UK Govt Bonds 5 Year Note Generic Bid Yield + 2.8500%, 6.7500%µ	606,000	GBP	1,044,504
			6,085,184
Capital Goods – 1.0%
Ardagh Packaging Finance PLC / Ardagh Holdings USA Inc,
6.0000%, 6/30/21 (144A)	$223,000		225,509
Ardagh Packaging Finance PLC / Ardagh Holdings USA Inc, 6.0000%, 2/15/25	860,000		837,425
Ardagh Packaging Finance PLC / Ardagh Holdings USA Inc, 4.7500%, 7/15/27	1,000,000	GBP	1,261,777
Berry Global Inc, 6.0000%, 10/15/22	3,154,000		3,246,254
Berry Global Inc, 5.1250%, 7/15/23	902,000		894,107
Silgan Holdings Inc, 4.7500%, 3/15/25	1,125,000		1,068,750
			7,533,822
Communications – 9.6%
AT&T Inc, 2.4500%, 6/30/20	3,500,000		3,445,365
CCO Holdings LLC / CCO Holdings Capital Corp, 5.1250%, 5/1/23 (144A)	1,300,000		1,283,360
CCO Holdings LLC / CCO Holdings Capital Corp, 5.8750%, 5/1/27 (144A)	418,000		408,072
Crown Castle International Corp, 3.2000%, 9/1/24	676,000		637,718
Crown Castle International Corp, 3.6500%, 9/1/27	2,810,000		2,612,739
Crown Castle International Corp, 3.8000%, 2/15/28	1,990,000		1,861,235
Daily Mail & General Trust PLC, 5.7500%, 12/7/18	788,000	GBP	1,057,508
Deutsche Telekom International Finance BV, 2.2250%, 1/17/20	2,820,000		2,779,925
Deutsche Telekom International Finance BV, 1.5000%, 4/3/28	5,600,000	EUR	6,516,999
Lions Gate Capital Holdings LLC, 5.8750%, 11/1/24 (144A)	1,415,000		1,432,249
Orange SA, 1.3750%, 1/16/30	4,000,000	EUR	4,502,029
Orange SA, GBP SWAP 5 YR + 3.3530%, 5.7500%µ	209,000	GBP	296,787
Sirius XM Radio Inc, 6.0000%, 7/15/24 (144A)	4,550,000		4,635,312
Sirius XM Radio Inc, 5.3750%, 4/15/25 (144A)	2,315,000		2,283,169
Telenet Finance Luxembourg Notes Sarl, 5.5000%, 3/1/28 (144A)	3,000,000		2,730,000
T-Mobile USA Inc, 6.0000%, 3/1/23	2,100,000		2,169,300
T-Mobile USA Inc, 6.5000%, 1/15/26	2,320,000		2,388,904
T-Mobile USA Inc, 4.5000%, 2/1/26	596,000		556,515
T-Mobile USA Inc, 4.7500%, 2/1/28	3,727,000		3,447,475
Unitymedia GmbH, 3.7500%, 1/15/27¤	400,000	EUR	487,214
Unitymedia GmbH, 3.7500%, 1/15/27	127,000	EUR	154,690
Unitymedia Hessen GmbH & Co KG / Unitymedia NRW GmbH, 3.5000%, 1/15/27	450,000	EUR	548,919
Verizon Communications Inc, 1.7500%, 8/15/21	3,500,000		3,343,830
Verizon Communications Inc, 3.1250%, 3/16/22	2,100,000		2,069,511
Verizon Communications Inc, 3.5000%, 2/17/23	2,120,000	AUD	1,570,084
Verizon Communications Inc, 4.5000%, 8/17/27	3,200,000	AUD	2,403,259
Virgin Media Secured Finance PLC, 6.2500%, 3/28/29	4,652,000	GBP	6,406,889
Vodafone Group PLC, 3.2500%, 12/13/22	3,200,000	AUD	2,348,255
Vodafone Group PLC, 2.9500%, 2/19/23	3,092,000		2,982,523
Vodafone Group PLC, 4.2000%, 12/13/27	1,800,000	AUD	1,307,523
Vodafone Group PLC, 2.7500%, 12/1/34	300,000	EUR	348,827
Zayo Group LLC / Zayo Capital Inc, 5.7500%, 1/15/27 (144A)	6,650,000		6,533,625
			75,549,810
Consumer Cyclical – 7.5%
Amazon.com Inc, 3.1500%, 8/22/27	3,268,000		3,137,360
Anheuser-Busch InBev Finance Inc, 2.6000%, 5/15/24	4,500,000	CAD	3,303,469
Co-operative Group Holdings 2011 Ltd, 6.8750%, 7/8/20Ç	2,509,000	GBP	3,577,972
Co-operative Group Holdings 2011 Ltd, 7.5000%, 7/8/26Ç	2,800,000	GBP	4,430,766
CPUK Finance Ltd, 4.2500%, 8/28/22	1,700,000	GBP	2,254,134
CPUK Finance Ltd, 4.2500%, 8/28/22¤	700,000	GBP	928,173
CPUK Finance Ltd, 4.8750%, 8/28/25	1,000,000	GBP	1,322,673
CPUK Finance Ltd, 4.8750%, 8/28/25¤	400,000	GBP	529,069
IHS Markit Ltd, 5.0000%, 11/1/22 (144A)	1,400,000		1,412,250
ISS Global A/S, 1.1250%, 1/7/21	1,500,000	EUR	1,786,827

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson Strategic Income Fund

Schedule of Investments

June 30, 2018

Shares or Principal Amounts			Value
Corporate Bonds – (continued)
Consumer Cyclical – (continued)
KFC Holding Co/Pizza Hut Holdings LLC/Taco Bell of America LLC,
4.7500%, 6/1/27 (144A)	$1,213,000		$1,146,285
Mastercard Inc, 3.8000%, 11/21/46	2,146,000		2,088,455
McDonald's Corp, 3.1250%, 3/4/25	10,380,000	CAD	7,827,918
McDonald's Corp, 2.6250%, 6/11/29	1,800,000	EUR	2,330,733
PepsiCo Inc, 2.1500%, 5/6/24	7,800,000	CAD	5,668,277
Service Corp International/US, 4.6250%, 12/15/27	6,882,000		6,500,737
Visa Inc, 2.7500%, 9/15/27	8,500,000		7,916,282
Walmart Inc, 4.0000%, 4/11/43	2,625,000		2,581,092
			58,742,472
Consumer Non-Cyclical – 10.5%
Altria Group Inc, 2.8500%, 8/9/22	4,600,000		4,490,045
Altria Group Inc, 2.6250%, 9/16/26	2,700,000		2,457,819
Aramark Services Inc, 5.1250%, 1/15/24	681,000		681,000
Aramark Services Inc, 5.0000%, 4/1/25 (144A)	445,000		442,775
Aramark Services Inc, 4.7500%, 6/1/26	2,419,000		2,337,359
Bacardi Ltd, 4.4500%, 5/15/25	4,736,000		4,718,478
BAT Capital Corp, 2.7640%, 8/15/22 (144A)	1,692,000		1,621,973
BAT International Finance PLC, 6.0000%, 6/29/22	950,000	GBP	1,449,016
BAT International Finance PLC, 0.8750%, 10/13/23	2,500,000	EUR	2,913,108
BAT International Finance PLC, 3.9500%, 6/15/25	2,000,000		1,953,820
Catalent Pharma Solutions Inc, 4.8750%, 1/15/26 (144A)	3,439,000		3,302,437
Constellation Brands Inc, 4.7500%, 11/15/24	1,605,000		1,665,595
Constellation Brands Inc, 3.5000%, 5/9/27	4,000,000		3,787,384
Cott Holdings Inc, 5.5000%, 4/1/25 (144A)	2,036,000		1,980,010
CVS Health Corp, 4.3000%, 3/25/28	653,000		643,871
FBG Finance Pty Ltd, 3.2500%, 9/6/22	2,330,000	AUD	1,733,388
FBG Finance Pty Ltd, 3.7500%, 9/6/24	710,000	AUD	531,450
HCA Inc, 5.0000%, 3/15/24	67,000		67,000
HCA Inc, 5.2500%, 6/15/26	2,390,000		2,373,748
Heineken NV, 3.5000%, 1/29/28	2,320,000		2,231,755
Heineken NV, 2.0200%, 5/12/32	2,800,000	EUR	3,398,950
Heineken NV, 4.3500%, 3/29/47	1,160,000		1,145,122
IQVIA Inc, 4.8750%, 5/15/23 (144A)	2,500,000		2,525,000
Kellogg Co, 1.2500%, 3/10/25	1,200,000	EUR	1,409,655
Maple Escrow Subsidiary Inc, 4.0570%, 5/25/23 (144A)	2,166,000		2,174,091
Pernod Ricard SA, 1.5000%, 5/18/26	4,000,000	EUR	4,818,375
Pernod Ricard SA, 5.5000%, 1/15/42	408,000		460,082
Philip Morris International Inc, 2.0000%, 2/21/20	3,530,000		3,473,142
Sigma Holdco BV, 5.7500%, 5/15/26	600,000	EUR	655,475
Sigma Holdco BV, 7.8750%, 5/15/26	2,382,000		2,239,080
Sysco Corp, 3.5500%, 3/15/25	3,088,000		3,025,580
Tesco PLC, 6.1250%, 2/24/22	1,550,000	GBP	2,319,057
Tesco PLC, 5.5000%, 1/13/33	3,691,000	GBP	5,682,317
Tesco PLC, 6.1500%, 11/15/37	3,080,000		3,277,788
Tesco PLC, 5.2000%, 3/5/57	700,000	GBP	1,091,574
Wm Morrison Supermarkets PLC, 3.5000%, 7/27/26	1,997,000	GBP	2,791,428
			81,868,747
Industrial – 1.0%
Annington Funding PLC, 2.6460%, 7/12/25	2,750,000	GBP	3,608,725
Annington Funding PLC, 3.6850%, 7/12/34	3,100,000	GBP	4,174,483
			7,783,208
Insurance – 3.1%
Aviva PLC, ICE LIBOR GBP 3 Month + 3.2600%, 6.8750%, 5/20/58‡	1,333,000	GBP	2,122,588
Aviva PLC, UK Govt Bonds 5 Year Note Generic Bid Yield + 2.9700%, 6.8750%µ	1,300,000	GBP	1,791,690
AXA SA, ICE LIBOR USD 3 Month + 2.2560%, 6.3790% (144A)µ	3,500,000		3,700,165
BUPA Finance PLC,
UK Govt Bonds 5 Year Note Generic Bid Yield + 2.6000%, 6.1250%µ	1,414,000	GBP	1,977,727
Legal & General Group PLC,

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	JUNE 30, 2018

Janus Henderson Strategic Income Fund

Schedule of Investments

June 30, 2018

Shares or Principal Amounts			Value
Corporate Bonds – (continued)
Insurance – (continued)
UK Govt Bonds 5 Year Note Generic Bid Yield + 2.3300%, 5.8750%µ	1,300,000	GBP	$1,745,375
Phoenix Group Holdings, 4.1250%, 7/20/22	1,600,000	GBP	2,160,340
Phoenix Group Holdings, 6.6250%, 12/18/25	2,412,000	GBP	3,509,208
Prudential PLC, 7.7500%µ	$6,000,000		6,060,000
Scottish Widows Ltd, 7.0000%, 6/16/43	612,000	GBP	970,512
			24,037,605
Non-Agency Commercial Mortgage-Backed Securities – 0.2%
Nationwide Building Society, 10.2500%µ	850,000	GBP	1,709,006
Owned No Guarantee – 0.3%
TenneT Holding BV, 1.7500%, 6/4/27	2,000,000	EUR	2,473,311
Real Estate Investment Trusts (REITs) – 0.2%
Digital Realty Trust LP, 4.7500%, 10/1/25	1,900,000		1,957,340
Supranational – 1.1%
European Investment Bank, 2.7000%, 1/12/23	10,000,000	AUD	7,389,226
European Investment Bank, 3.1000%, 8/17/26	1,520,000	AUD	1,120,703
			8,509,929
Technology – 7.6%
Alphabet Inc, 1.9980%, 8/15/26	4,820,000		4,305,125
Apple Inc, 2.6500%, 6/10/20	2,800,000	AUD	2,074,668
Apple Inc, 3.7000%, 8/28/22	15,060,000	AUD	11,501,072
Dell International LLC / EMC Corp, 5.4500%, 6/15/23 (144A)	8,635,000		9,030,785
Equinix Inc, 5.3750%, 4/1/23	2,200,000		2,251,975
First Data Corp, 5.7500%, 1/15/24 (144A)	1,110,000		1,109,278
Intel Corp, 4.0000%, 12/1/22	7,500,000	AUD	5,758,374
Iron Mountain Inc, 6.0000%, 8/15/23	2,000,000		2,045,000
Iron Mountain Inc, 3.8750%, 11/15/25 (144A)	2,500,000	GBP	3,140,910
Iron Mountain Inc, 4.8750%, 9/15/27 (144A)	1,306,000		1,203,152
Iron Mountain Inc, 5.2500%, 3/15/28 (144A)	2,668,000		2,468,967
Microsoft Corp, 3.1250%, 12/6/28	6,700,000	EUR	9,433,827
Microsoft Corp, 3.4500%, 8/8/36	1,325,000		1,267,651
salesforce.com Inc, 3.7000%, 4/11/28	2,512,000		2,493,019
VMware Inc, 3.9000%, 8/21/27	1,135,000		1,047,639
			59,131,442
Total Corporate Bonds (cost $428,579,781)			413,092,237
Foreign Government Bonds – 27.0%
Australia Government Bond, 1.7500%, 11/21/20	31,000,000	AUD	22,784,139
Australia Government Bond, 2.0000%, 12/21/21	11,000,000	AUD	8,103,658
Australia Government Bond, 2.7500%, 4/21/24	29,129,000	AUD	21,971,529
Australia Government Bond, 3.7500%, 4/21/37	38,000,000	AUD	31,422,589
Australia Government Bond, 3.0000%, 3/21/47	11,000,000	AUD	7,975,275
Canadian Government Bond, 0.5000%, 3/1/22	21,250,000	CAD	15,301,132
Canadian Government Bond, 1.7500%, 3/1/23	52,500,000	CAD	39,377,995
Canadian Government Bond, 1.0000%, 6/1/27	40,850,000	CAD	28,179,508
Canadian Government Bond, 2.7500%, 12/1/48	10,000,000	CAD	8,524,154
United Kingdom Gilt, 0.7500%, 7/22/23	21,600,000	GBP	28,106,307
Total Foreign Government Bonds (cost $216,227,195)			211,746,286
United States Treasury Notes/Bonds – 4.2%
2.0000%, 1/31/20	10,000,000		9,924,609
2.7500%, 11/15/23	23,000,000		22,987,422
Total United States Treasury Notes/Bonds (cost $32,947,478)			32,912,031
Investment Companies – 9.9%
Money Markets – 9.9%
Fidelity Investments Money Market Treasury Portfolio, 1.7500%ºº (cost $77,608,905)	77,608,905		77,608,905
Total Investments (total cost $786,362,948) – 97.8%			765,515,584
Cash, Receivables and Other Assets, net of Liabilities – 2.2%			17,542,386
Net Assets – 100%			$783,057,970

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	11

Janus Henderson Strategic Income Fund

Schedule of Investments

June 30, 2018

Summary of Investments by Country - (Long Positions) (unaudited)

		% of Investment Securities

Country	Value
United States	$343,882,764	44.9%
United Kingdom	152,106,524	19.9
Canada	93,362,799	12.2
Australia	92,257,190	12.0
France	16,813,570	2.2
Netherlands	14,436,645	1.9
Germany	10,487,747	1.4
Supranational	8,509,929	1.1
Denmark	7,250,244	0.9
Ireland	6,073,509	0.8
Hong Kong	6,031,884	0.8
Belgium	4,994,838	0.7
Bermuda	4,718,478	0.6
Switzerland	3,620,979	0.5
Luxembourg	968,484	0.1

Total	$765,515,584	100.0%

Schedule of Forward Foreign Currency Exchange Contracts, Open

Counterparty/ Foreign Currency	Settlement Date	Foreign Currency Amount (Sold)/ Purchased	USD Currency Amount (Sold)/ Purchased	Market Value and Unrealized Appreciation/ (Depreciation)
BNP Paribas:
Australian Dollar	7/25/18	(186,276,328)	$138,682,717	$847,314
Australian Dollar	7/25/18	(16,099,495)	11,867,155	(45,686)
British Pound	7/25/18	(85,304,873)	113,083,141	395,727
British Pound	7/25/18	1,405,225	(1,865,671)	(9,374)
Canadian Dollar	7/25/18	41,676	(31,433)	286
Canadian Dollar	7/25/18	(149,461,386)	113,311,026	(442,285)
Euro	7/25/18	959,090	(1,115,137)	6,837
Euro	7/25/18	(58,002,011)	67,312,157	(540,444)

				212,375
JPMorgan Chase & Co.:
Australian Dollar	7/19/18	(10,000,000)	7,451,753	52,374
Total				$264,749

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

12	JUNE 30, 2018

Janus Henderson Strategic Income Fund

Schedule of Investments

June 30, 2018

Schedule of Futures

Description	Number of Contracts	Expiration Date	Value and Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin Asset/(Liability)
Futures Purchased:
10-Year Australian Treasury Bond	560	9/17/18	$53,607,203	$696,557	$(805)
10-Year Canadian Treasury Bond	151	9/19/18	15,704,230	(126,491)	(126,723)
10-Year US Treasury Note	253	9/19/18	30,407,438	(11,859)	(12,193)
3-Year Australian Treasury Bond	435	9/17/18	35,847,327	129,698	34,538
Long Gilt	358	9/26/18	58,131,423	(29,186)	93,419
Total				$658,719	$(11,764)

Schedule of OTC Credit Default Swaps - Buy Protection
Counterparty/ Reference Asset	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Contracts, at Value Asset/(Liability)

Barclays Capital, Inc.:

Renault SA, Fixed Rate 1.00%, Paid quarterly	12/20/21	3,000,000	EUR	$10,704	$(42,924)	$(32,220)

Citigroup Global Markets:

Peugeot SA, Fixed Rate 5.00%, Paid quarterly	12/20/22	1,400,000	EUR	(308,323)	45,765	(262,558)

JPMorgan Chase & Co.:

Airbus SE, Fixed Rate 1.00%, Paid quarterly	6/20/23	3,400,000	EUR	(155,419)	45,684	(109,735)
Ford Motor Co, Fixed Rate 5.00%, Paid quarterly	12/20/22	3,500,000	USD	(619,148)	59,550	(559,598)
Host Hotels & Restorts LP, Fixed Rate 1.00%, Paid quarterly	12/20/20	1,250,000	USD	20,186	(45,038)	(24,852)
Host Hotels & Restorts LP, Fixed Rate 1.00%, Paid quarterly	12/20/20	1,250,000	USD	20,186	(45,038)	(24,852)
				(734,195)	15,158	(719,037)

Morgan Stanley:

Kroger Co, Fixed Rate 1.00%, Paid quarterly	6/20/23	3,600,000	USD	(15,618)	(21,409)	(37,027)
Total				$(1,047,432)	$(3,410)	$(1,050,842)

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	13

Janus Henderson Strategic Income Fund

Schedule of Investments

June 30, 2018

The following table, grouped by derivative type, provides information about the fair value and location of derivatives within the Statement of Assets and Liabilities as of June 30, 2018.

Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of June 30, 2018

	Credit Contracts	Currency Contracts	Interest Rate Contracts	Total
Asset Derivatives:
Forward foreign currency exchange contracts	$ -	$1,302,538	$ -	$1,302,538
Variation margin receivable	-	-	127,957	127,957

Total Asset Derivatives	$ -	$1,302,538	$ 127,957	$1,430,495

Liability Derivatives:
Forward foreign currency exchange contracts	$ -	$1,037,789	$ -	$1,037,789
Outstanding swap contracts, at value	1,050,842	-	-	1,050,842
Variation margin payable	-	-	139,721	139,721

Total Liability Derivatives	$1,050,842	$1,037,789	$ 139,721	$2,228,352

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended June 30, 2018.

The effect of Derivative Instruments (not accounted for as hedging instruments) on the Statement of Operations for the year ended June 30, 2018

Amount of Realized Gain/(Loss) Recognized on Derivatives
Derivative	Credit Contracts	Currency Contracts	Interest Rate Contracts	Total
Futures contracts	$ -	$ -	$ 676,327	$ 676,327
Forward foreign currency exchange contracts	-	5,047,936	-	5,047,936
Swap contracts	(457,986)	-	-	(457,986)

Total	$(457,986)	$5,047,936	$ 676,327	$5,266,277

Amount of Change in Unrealized Appreciation/Depreciation Recognized on Derivatives
Derivative	Credit Contracts	Currency Contracts	Interest Rate Contracts	Total
Futures contracts	$ -	$ -	$ 672,813	$ 672,813
Forward foreign currency exchange contracts	-	3,563,115	-	3,563,115
Swap contracts	158,701	-	-	158,701

Total	$ 158,701	$3,563,115	$ 672,813	$4,394,629

Please see the "Net Realized Gain/(Loss) on Investments" and "Change in Unrealized Net Appreciation/Depreciation" sections of the Fund’s Statement of Operations.

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

14	JUNE 30, 2018

Janus Henderson Strategic Income Fund

Schedule of Investments

June 30, 2018

Average Ending Monthly Market Value of Derivative Instruments During the Year Ended June 30, 2018

Market Value
Credit default swaps, long	$ 358
Credit default swaps, short	(880,727)
Forward foreign currency exchange contracts, purchased	17,717,896
Forward foreign currency exchange contracts, sold	340,973,965
Futures contracts, purchased	55,062,549
Futures contracts, sold	15,231,520

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	15

Janus Henderson Strategic Income Fund

Notes to Schedule of Investments and Other Information

LIBOR (London Interbank Offered Rate)	LIBOR (London Interbank Offered Rate) is a short-term interest rate that banks offer one another and generally represents current cash rates.
Bloomberg Barclays Global Aggregate Credit Index	Bloomberg Barclays Global Aggregate Credit Index measures the credit sector of the global investment grade fixed-rate bond market, including corporate, government and agency securities.

ICE	Intercontinental Exchange
LLC	Limited Liability Company
OTC	Over-the-Counter
PLC	Public Limited Company
LP	Limited Partnership

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the year ended June 30, 2018 is $54,789,374, which represents 7.0% of net assets.

‡

Variable or floating rate security. Rate shown is the current rate as of June 30, 2018. Certain variable rate securities are not based on a published reference rate and spread; they are determined by the issuer or agent and current market conditions. Reference rate is as of reset date and may vary by security, which may not indicate a reference rate and/or spread in their description.

¤	Issued by the same entity and traded on separate exchanges.

ºº	Rate shown is the 7-day yield as of June 30, 2018.

µ

This variable rate security is a perpetual bond. Perpetual bonds have no contractual maturity date, are not redeemable, and pay an indefinite stream of interest. The coupon rate shown represents the current interest rate.

Ç	Step bond. The coupon rate will increase or decrease periodically based upon a predetermined schedule. The rate shown reflects the current rate.

16	JUNE 30, 2018

Janus Henderson Strategic Income Fund

Notes to Schedule of Investments and Other Information

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of June 30, 2018. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quotes Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Asset-Backed/Commercial Mortgage-Backed Securities	$-	$522,168	$-
Bank Loans and Mezzanine Loans	-	29,633,957	-
Corporate Bonds	-	413,092,237	-
Foreign Government Bonds	-	211,746,286	-
United States Treasury Notes/Bonds	-	32,912,031	-
Investment Companies	77,608,905	-	-
Total Investments in Securities	$77,608,905	$687,906,679	$-
Other Financial Instruments(a):
Forward Foreign Currency Exchange Contracts	-	1,302,538	-
Variation Margin Receivable	127,957	-	-
Total Assets	$77,736,862	$689,209,217	$-
Liabilities
Other Financial Instruments(a):
Forward Foreign Currency Exchange Contracts	$-	$1,037,789	$-
Outstanding Swap Contracts, at Value	-	1,050,842	-
Variation Margin Payable	139,721	-	-
Total Liabilities	$139,721	$2,088,631	$-

(a)

Other financial instruments include forward foreign currency exchange, futures, written options, written swaptions, and swap contracts. Forward foreign currency exchange contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date. Futures, certain written options on futures, and centrally cleared swap contracts are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Written options, written swaptions, and other swap contracts are reported at their market value at measurement date.

Janus Investment Fund	17

Janus Henderson Strategic Income Fund

Statement of Assets and Liabilities

June 30, 2018

See footnotes at the end of the Statement.

Assets:
Investments, at value(1)	$765,515,584
Deposits with brokers for futures	2,552,823
Deposits with brokers for OTC derivatives	1,150,000
Forward foreign currency exchange contracts	1,302,538
Cash denominated in foreign currency(2)	3,812,921
Variation margin receivable	127,957
Non-interested Trustees' deferred compensation	16,385
Receivables:
Investments sold	15,109,609
Interest	6,010,029
Fund shares sold	1,203,247
Foreign tax reclaims	880
Other assets	868,016
Total Assets	797,669,989
Liabilities:
Due to custodian	1,099,584
Forward foreign currency exchange contracts	1,037,789
Outstanding swap contracts, at value(3)	1,050,842
Variation margin payable	139,721
Payables:	—
Investments purchased	8,936,927
Fund shares repurchased	1,527,514
Advisory fees	360,320
Dividends	161,311
Transfer agent fees and expenses	116,134
Professional fees	42,583
12b-1 Distribution and shareholder servicing fees	42,459
Non-affiliated fund administration fees payable	20,037
Non-interested Trustees' deferred compensation fees	16,385
Non-interested Trustees' fees and expenses	4,452
Custodian fees	3,824
Affiliated fund administration fees payable	1,639
Accrued expenses and other payables	50,498
Total Liabilities	14,612,019
Net Assets	$783,057,970

See Notes to Financial Statements.

18	JUNE 30, 2018

Janus Henderson Strategic Income Fund

Statement of Assets and Liabilities

June 30, 2018

Net Assets Consist of:
Capital (par value and paid-in surplus)	$793,387,581
Undistributed net investment income/(loss)	12,937,639
Undistributed net realized gain/(loss) from investments and foreign currency transactions	(3,354,569)
Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	(19,912,681)
Total Net Assets	$783,057,970
Net Assets - Class A Shares	$40,599,795
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	4,342,728
Net Asset Value Per Share(4)	$9.35
Maximum Offering Price Per Share(5)	$9.82
Net Assets - Class C Shares	$40,084,578
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	4,311,638
Net Asset Value Per Share(4)	$9.30
Net Assets - Class D Shares	$8,847,694
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	947,062
Net Asset Value Per Share	$9.34
Net Assets - Class I Shares	$659,214,118
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	70,734,073
Net Asset Value Per Share	$9.32
Net Assets - Class N Shares	$4,168,351
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	447,068
Net Asset Value Per Share	$9.32
Net Assets - Class S Shares	$120,668
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	12,917
Net Asset Value Per Share	$9.34
Net Assets - Class T Shares	$30,022,766
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	3,213,674
Net Asset Value Per Share	$9.34

(1) Includes cost of $786,362,948

(2) Includes cost of $4,629,485

(3) Premiums received $1,047,432.

(4) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(5) Maximum offering price is computed at 100/95.25 of net asset value.

See Notes to Financial Statements.

Janus Investment Fund	19

Janus Henderson Strategic Income Fund

Statement of Operations

For the year ended June 30, 2018

Investment Income:
Interest	$18,411,568
Dividends	12,405
Other income	961,471
Total Investment Income	19,385,444
Expenses:
Advisory fees	3,343,266
12b-1 Distribution and shareholder servicing fees:
Class A Shares	108,939
Class C Shares	398,229
Class S Shares	166
Transfer agent administrative fees and expenses:
Class D Shares	7,589
Class S Shares	176
Class T Shares	49,596
Transfer agent networking and omnibus fees:
Class A Shares	35,106
Class C Shares	29,214
Class I Shares	391,854
Other transfer agent fees and expenses:
Class A Shares	5,280
Class C Shares	3,861
Class D Shares	857
Class I Shares	19,864
Class N Shares	72
Class T Shares	267
Registration fees	74,097
Bank loan fees	67,288
Professional fees	54,620
Custodian fees	40,781
Affiliated fund administration fees	36,555
Shareholder reports expense	30,169
Non-affiliated fund administration fees	20,039
Non-interested Trustees’ fees and expenses	13,607
Other expenses	180,297
Total Expenses	4,911,789
Less: Excess Expense Reimbursement and Waivers	(1,869)
Net Expenses	4,909,920
Net Investment Income/(Loss)	14,475,524

See Notes to Financial Statements.

20	JUNE 30, 2018

Janus Henderson Strategic Income Fund

Statement of Operations

For the year ended June 30, 2018

Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	$5,876,466
Forward foreign currency exchange contracts	5,047,936
Futures contracts	676,327
Swap contracts	(457,986)
Total Net Realized Gain/(Loss) on Investments	11,142,743
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	(25,970,786)
Forward foreign currency exchange contracts	3,563,115
Futures contracts	672,813
Swap contracts	158,701
Total Change in Unrealized Net Appreciation/Depreciation	(21,576,157)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$4,042,110

See Notes to Financial Statements.

Janus Investment Fund	21

Janus Henderson Strategic Income Fund

Statements of Changes in Net Assets

	Year ended June 30, 2018	Period ended June 30, 2017(1)(2)	Year ended July 31, 2016(3)

Operations:
Net investment income/(loss)	$14,475,524	$12,204,432	$8,848,387
Net realized gain/(loss) on investments	11,142,743	2,310,469	13,805,694
Change in unrealized net appreciation/depreciation	(21,576,157)	2,383,888	618,134
Net Increase/(Decrease) in Net Assets Resulting from Operations	4,042,110	16,898,789	23,272,215
Dividends and Distributions to Shareholders:
Dividends from Net Investment Income
Class A Shares	(943,142)	(709,761)	(1,238,725)
Class B Shares(4)	—	—	(15,453)
Class C Shares	(570,307)	(408,989)	(751,605)
Class D Shares	(150,050)	(570)	N/A
Class I Shares	(12,205,743)	(4,345,615)	(6,468,399)
Class N Shares	(50,725)	(19,347)	(25,685)
Class S Shares	(1,447)	(72)	N/A
Class T Shares	(451,902)	(82)	N/A
Total Dividends from Net Investment Income	(14,373,316)	(5,484,436)	(8,499,867)
Return of Capital on Dividends from Net Investment Income
Class A Shares	—	(829,640)	—
Class C Shares	—	(478,068)	—
Class D Shares	—	(667)	N/A
Class I Shares	—	(5,079,594)	—
Class N Shares	—	(22,615)	—
Class S Shares	—	(84)	N/A
Class T Shares	—	(95)	N/A
Total Return of Capital on Dividends from Net Investment Income	—	(6,410,763)	—
Net Decrease from Dividends and Distributions to Shareholders	(14,373,316)	(11,895,199)	(8,499,867)
Capital Share Transactions:
Class A Shares	(1,921,923)	(24,582,451)	36,420,698
Class B Shares(4)	—	—	(3,111,688)
Class C Shares	667,575	(11,117,838)	18,933,455
Class D Shares	8,563,832	451,914	N/A
Class I Shares	333,926,182	6,680,039	205,975,225
Class N Shares	2,854,921	(205,636)	1,472,988
Class S Shares	71,641	50,165	N/A
Class T Shares	30,508,683	55,187	N/A
Net Increase/(Decrease) from Capital Share Transactions	374,670,911	(28,668,620)	259,690,678
Net Increase/(Decrease) in Net Assets	364,339,705	(23,665,030)	274,463,026
Net Assets:
Beginning of period	418,718,265	442,383,295	167,920,269
End of period	$783,057,970	$418,718,265	$442,383,295

Undistributed Net Investment Income/(Loss)	$12,937,639	$(2,235,007)	$(2,025,346)

(1) Period from June 5, 2017 (inception date) through June 30, 2017 for Class D Shares, Class S Shares and Class T Shares.

(2) Period from August 1, 2016 through June 30, 2017. The Fund changed its fiscal year end from July 31 to June 30.

(3) Period from November 30, 2015 (inception date) through July 31, 2016 for Class N Shares.

(4) Class B Shares terminated November 4, 2015.

See Notes to Financial Statements.

22	JUNE 30, 2018

Janus Henderson Strategic Income Fund

Financial Highlights

Class A Shares
For a share outstanding during the year or period ended June 30	2018	2017(1)
Net Asset Value, Beginning of Period	$9.46	$9.34
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.21	0.26
Net realized and unrealized gain/(loss)	(0.12)	0.11
Total from Investment Operations	0.09	0.37
Less Dividends and Distributions:
Dividends (from net investment income)	(0.20)	(0.12)
Distributions (from capital gains)	—	—
Return of capital	—	(0.13)
Total Dividends and Distributions	(0.20)	(0.25)
Net Asset Value, End of Period	$9.35	$9.46
Total Return*	0.99%	3.99%
Net Assets, End of Period (in thousands)	$40,600	$43,047
Average Net Assets for the Period (in thousands)	$43,700	$60,131
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.98%	1.01%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.98%	1.01%
Ratio of Net Investment Income/(Loss)	2.23%	2.99%
Portfolio Turnover Rate	125%	112%

Class C Shares
For a share outstanding during the year or period ended June 30	2018	2017(1)
Net Asset Value, Beginning of Period	$9.41	$9.29
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.14	0.19
Net realized and unrealized gain/(loss)	(0.12)	0.11
Total from Investment Operations	0.02	0.30
Less Dividends and Distributions:
Dividends (from net investment income)	(0.13)	(0.08)
Distributions (from capital gains)	—	—
Return of capital	—	(0.10)
Total Dividends and Distributions	(0.13)	(0.18)
Net Asset Value, End of Period	$9.30	$9.41
Total Return*	0.25%	3.31%
Net Assets, End of Period (in thousands)	$40,085	$39,923
Average Net Assets for the Period (in thousands)	$39,996	$46,079
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.72%	1.77%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.72%	1.77%
Ratio of Net Investment Income/(Loss)	1.48%	2.22%
Portfolio Turnover Rate	125%	112%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from August 1, 2016 through June 30, 2017. The Fund changed its fiscal year end from July 31 to June 30.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	23

Janus Henderson Strategic Income Fund

Financial Highlights

Class A Shares
For a share outstanding during the year or period ended July 31	2016	2015	2014		2013(1)
Net Asset Value, Beginning of Period	$9.09	$9.13	$8.93		$9.12
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.25	0.32	0.46		0.23
Net realized and unrealized gain/(loss)	0.24	0.01	0.20		(0.19)
Total from Investment Operations	0.49	0.33	0.66		0.04
Less Dividends and Distributions:
Dividends (from net investment income)	(0.24)	(0.37)	(0.46)		(0.23)
Distributions (from capital gains)	—	—	—		—
Total Dividends and Distributions	(0.24)	(0.37)	(0.46)		(0.23)
Net Asset Value, End of Period	$9.34	$9.09	$9.13		$8.93
Total Return*	5.46%	3.71%	7.56%		0.39%
Net Assets, End of Period (in thousands)	$66,863	$28,200	$11,522		$15,656
Average Net Assets for the Period (in thousands)	$47,477	$20,111	$12,645		$17,450
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.04%(3)	1.15%	1.36%		1.44%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.04%(3)	1.09%	1.10%		1.10%
Ratio of Net Investment Income/(Loss)	2.72%(4)	3.52%	5.02%		4.36%
Portfolio Turnover Rate	110%	54%	84%		50%
				1

Class C Shares
For a share outstanding during the year ended July 30	2016	2015	2014	2013(1)
Net Asset Value, Beginning of Period	$9.04	$9.09	$8.89	$9.08
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.18	0.26	0.39	0.19
Net realized and unrealized gain/(loss)	0.24	—(5)	0.20	(0.20)
Total from Investment Operations	0.42	0.26	0.59	(0.01)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.17)	(0.31)	(0.39)	(0.18)
Distributions (from capital gains)	—	—	—	—
Total Dividends and Distributions	(0.17)	(0.31)	(0.39)	(0.18)
Net Asset Value, End of Period	$9.29	$9.04	$9.09	$8.89
Total Return*	4.70%	2.84%	6.78%	(0.06)%
Net Assets, End of Period (in thousands)	$50,531	$30,034	$17,744	$19,483
Average Net Assets for the Period (in thousands)	$40,443	$25,216	$17,512	$21,665
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.80%(3)	1.92%	2.12%	2.20%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.80%(3)	1.85%	1.85%	1.85%
Ratio of Net Investment Income/(Loss)	1.98%(4)	2.84%	4.27%	3.62%
Portfolio Turnover Rate	110%	54%	84%	50%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) The Fund changed its fiscal year end from December 31 to July 31 effective July 31, 2013.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

(3) The Ratio of Gross Expenses and Ratio of Net Expenses (After Waivers and Expense Offsets) include a reimbursement of prior period custodian out-of-pocket expenses. The Ratio of Gross Expenses and Ratio of Net Expenses (After Waivers and Expense Offsets) would have been 0.01% higher had the custodian not reimbursed the Fund.

(4) The Ratio of Net Investment Income/(Loss) include a reimbursement of prior period custodian out-of-pocket expenses. The Ratio of Net Investment Income/(Loss) would have been 0.01% lower had the custodian not reimbursed the Fund.

(5) Less than $0.005 on a per share basis.

See Notes to Financial Statements.

24	JUNE 30, 2018

Janus Henderson Strategic Income Fund

Financial Highlights

Class A Shares
For a share outstanding during the year ended December 31	2012
Net Asset Value, Beginning of Period	$8.39
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.40
Net realized and unrealized gain/(loss)	0.73
Total from Investment Operations	1.13
Less Dividends and Distributions:
Dividends (from net investment income)	(0.40)
Distributions (from capital gains)	—
Return of capital	—
Total Dividends and Distributions	(0.40)
Net Asset Value, End of Period	$9.12
Total Return*	13.75%
Net Assets, End of Period (in thousands)	$17,596
Average Net Assets for the Period (in thousands)	$16,030
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.34%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.10%
Ratio of Net Investment Income/(Loss)	4.51%
Portfolio Turnover Rate	47%

Class C Shares
For a share outstanding during the year ended December 31	2012
Net Asset Value, Beginning of Period	$8.35
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.33
Net realized and unrealized gain/(loss)	0.73
Total from Investment Operations	1.06
Less Dividends and Distributions:
Dividends (from net investment income)	(0.33)
Distributions (from capital gains)	—
Return of capital	—
Total Dividends and Distributions	(0.33)
Net Asset Value, End of Period	$9.08
Total Return*	12.95%
Net Assets, End of Period (in thousands)	$22,328
Average Net Assets for the Period (in thousands)	$22,229
Ratios to Average Net Assets**:
Ratio of Gross Expenses	2.11%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.85%
Ratio of Net Investment Income/(Loss)	3.77%
Portfolio Turnover Rate	47%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	25

Janus Henderson Strategic Income Fund

Financial Highlights

Class D Shares
For a share outstanding during the year or period ended June 30	2018	2017(1)
Net Asset Value, Beginning of Period	$9.45	$9.49
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.22	0.02
Net realized and unrealized gain/(loss)	(0.11)	(0.03)(3)
Total from Investment Operations	0.11	(0.01)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.22)	(0.01)
Distributions (from capital gains)	—	—
Return of capital	—	(0.02)
Total Dividends and Distributions	(0.22)	(0.03)
Net Asset Value, End of Period	$9.34	$9.45
Total Return*	1.17%	(0.09)%
Net Assets, End of Period (in thousands)	$8,848	$450
Average Net Assets for the Period (in thousands)	$6,302	$270
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.79%	0.90%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.79%	0.89%
Ratio of Net Investment Income/(Loss)	2.39%	3.54%
Portfolio Turnover Rate	125%	112%

Class I Shares
For a share outstanding during the year or period ended June 30	2018	2017(4)
Net Asset Value, Beginning of Period	$9.43	$9.31
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.23	0.27
Net realized and unrealized gain/(loss)	(0.11)	0.12
Total from Investment Operations	0.12	0.39
Less Dividends and Distributions:
Dividends (from net investment income)	(0.23)	(0.12)
Distributions (from capital gains)	—	—
Return of capital	—	(0.15)
Total Dividends and Distributions	(0.23)	(0.27)
Net Asset Value, End of Period	$9.32	$9.43
Total Return*	1.25%	4.26%
Net Assets, End of Period (in thousands)	$659,214	$333,853
Average Net Assets for the Period (in thousands)	$496,179	$326,067
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.72%	0.76%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.72%	0.76%
Ratio of Net Investment Income/(Loss)	2.47%	3.21%
Portfolio Turnover Rate	125%	112%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from June 5, 2017 (inception date) through June 30, 2017.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

(3) This amount does not agree with the change in the aggregate gains and losses in the Fund’s securities for the year or period due to the timing of sales and repurchases of the Fund’s shares in relation to fluctuating market values for the Fund’s securities.

(4) Less than $0.005 on a per share basis.

(5) Period from August 1, 2016 through June 30, 2017. The Fund changed its fiscal year end from July 31 to June 30.

See Notes to Financial Statements.

26	JUNE 30, 2018

Janus Henderson Strategic Income Fund

Financial Highlights

Class I Shares
For a share outstanding during the year ended December 31	2016	2015	2014	2013(1)
Net Asset Value, Beginning of Period	$9.06	$9.11	$8.91	$9.10
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.27	0.34	0.48	0.24
Net realized and unrealized gain/(loss)	0.23	0.01	0.21	(0.19)
Total from Investment Operations	0.50	0.35	0.69	0.05
Less Dividends and Distributions:
Dividends (from net investment income)	(0.25)	(0.40)	(0.49)	(0.24)
Distributions (from capital gains)	—	—	—	—
Total Dividends and Distributions	(0.25)	(0.40)	(0.49)	(0.24)
Net Asset Value, End of Period	$9.31	$9.06	$9.11	$8.91
Total Return*	5.70%	3.86%	7.88%	0.54%
Net Assets, End of Period (in thousands)	$323,462	$106,544	$18,271	$7,291
Average Net Assets for the Period (in thousands)	$227,875	$65,902	$7,395	$5,535
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.79%(3)	0.92%	1.08%	1.16%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.79%(3)	0.84%	0.85%	0.85%
Ratio of Net Investment Income/(Loss)	2.96%(4)	3.73%	5.29%	4.59%
Portfolio Turnover Rate	110%	54%	84%	50%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) The Fund changed its fiscal year end from December 31 to July 31 effective July 31, 2013.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

(3) The Ratio of Gross Expenses and Ratio of Net Expenses (After Waivers and Expense Offsets) include a reimbursement of prior period custodian out-of-pocket expenses. The Ratio of Gross Expenses and Ratio of Net Expenses (After Waivers and Expense Offsets) would have been 0.01% higher had the custodian not reimbursed the Fund.

(4) The Ratio of Net Investment Income/(Loss) include a reimbursement of prior period custodian out-of-pocket expenses. The Ratio of Net Investment Income/(Loss) would have been 0.01% lower had the custodian not reimbursed the Fund.

See Notes to Financial Statements.

Janus Investment Fund	27

Janus Henderson Strategic Income Fund

Financial Highlights

Class I Shares
For a share outstanding during the year ended December 31	2012
Net Asset Value, Beginning of Period	$8.37
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.42
Net realized and unrealized gain/(loss)	0.73
Total from Investment Operations	1.15
Less Dividends and Distributions:
Dividends (from net investment income)	(0.42)
Distributions (from capital gains)	—
Return of capital	—
Total Dividends and Distributions	(0.42)
Net Asset Value, End of Period	$9.10
Total Return*	14.06%
Net Assets, End of Period (in thousands)	$3,903
Average Net Assets for the Period (in thousands)	$3,025
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.07%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.85%
Ratio of Net Investment Income/(Loss)	4.79%
Portfolio Turnover Rate	47%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

28	JUNE 30, 2018

Janus Henderson Strategic Income Fund

Financial Highlights

Class N Shares
For a share outstanding during the year or period ended June 30	2018	2017(1)
Net Asset Value, Beginning of Period	$9.44	$9.32
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.23	0.28
Net realized and unrealized gain/(loss)	(0.12)	0.11
Total from Investment Operations	0.11	0.39
Less Dividends and Distributions:
Dividends (from net investment income)	(0.23)	(0.12)
Distributions (from capital gains)	—	—
Return of capital	—	(0.15)
Total Dividends and Distributions	(0.23)	(0.27)
Net Asset Value, End of Period	$9.32	$9.44
Total Return*	1.19%	4.31%
Net Assets, End of Period (in thousands)	$4,168	$1,340
Average Net Assets for the Period (in thousands)	$2,007	$1,434
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.67%	0.70%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.67%	0.70%
Ratio of Net Investment Income/(Loss)	2.51%	3.25%
Portfolio Turnover Rate	125%	112%

Class S Shares
For a share outstanding during the year or period ended June 30	2018	2017(5)
Net Asset Value, Beginning of Period	$9.45	$9.49
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.20	—(4)
Net realized and unrealized gain/(loss)	(0.12)	(0.01)(3)
Total from Investment Operations	0.08	(0.01)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.19)	(0.01)
Distributions (from capital gains)	—	—
Return of capital	—	(0.02)
Total Dividends and Distributions	(0.19)	(0.03)
Net Asset Value, End of Period	$9.34	$9.45
Total Return*	0.85%	(0.11)%
Net Assets, End of Period (in thousands)	$121	$50
Average Net Assets for the Period (in thousands)	$70	$50
Ratios to Average Net Assets**:
Ratio of Gross Expenses	2.19%	1.22%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.05%	1.22%
Ratio of Net Investment Income/(Loss)	2.12%	(0.55)%
Portfolio Turnover Rate	125%	112%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from August 1, 2016 through June 30, 2017. The Fund changed its fiscal year end from July 31 to June 30.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

(3) This amount does not agree with the change in the aggregate gains and losses in the Fund’s securities for the year or period due to the timing of sales and repurchases of the Fund’s shares in relation to fluctuating market values for the Fund’s securities.

(4) Less than $0.005 on a per share basis.

(5) Period from June 5, 2017 (inception date) through June 30, 2017.

See Notes to Financial Statements.

Janus Investment Fund	29

Janus Henderson Strategic Income Fund

Financial Highlights

Class N Shares
For a share outstanding during the period ended July 31	2016(1)
Net Asset Value, Beginning of Period	$8.99
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.17
Net realized and unrealized gain/(loss)	0.32
Total from Investment Operations	0.49
Less Dividends and Distributions:
Dividends (from net investment income)	(0.16)
Distributions (from capital gains)	—
Total Dividends and Distributions	(0.16)
Net Asset Value, End of Period	$9.32
Total Return*	5.57%
Net Assets, End of Period (in thousands)	$1,528
Average Net Assets for the Period (in thousands)	$1,413
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.73%(3)
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.73%(3)
Ratio of Net Investment Income/(Loss)	2.77%(4)
Portfolio Turnover Rate	110%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from November 30, 2015 (inception date) through July 31, 2016.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

(3) The Ratio of Gross Expenses and Ratio of Net Expenses (After Waivers and Expense Offsets) include a reimbursement of prior period custodian out-of-pocket expenses. The Ratio of Gross Expenses and Ratio of Net Expenses (After Waivers and Expense Offsets) would have been 0.01% higher had the custodian not reimbursed the Fund.

(4) The Ratio of Net Investment Income/(Loss) include a reimbursement of prior period custodian out-of-pocket expenses. The Ratio of Net Investment Income/(Loss) would have been 0.01% lower had the custodian not reimbursed the Fund.

See Notes to Financial Statements.

30	JUNE 30, 2018

Janus Henderson Strategic Income Fund

Financial Highlights

Class T Shares
For a share outstanding during the year or period ended June 30	2018	2017(1)
Net Asset Value, Beginning of Period	$9.45	$9.49
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.21	—(3)
Net realized and unrealized gain/(loss)	(0.10)	(0.01)(4)
Total from Investment Operations	0.11	(0.01)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.22)	(0.01)
Distributions (from capital gains)	—	—
Return of capital	—	(0.02)
Total Dividends and Distributions	(0.22)	(0.03)
Net Asset Value, End of Period	$9.34	$9.45
Total Return*	1.11%	(0.10)%
Net Assets, End of Period (in thousands)	$30,023	$55
Average Net Assets for the Period (in thousands)	$19,756	$53
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.89%	0.95%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.88%	0.95%
Ratio of Net Investment Income/(Loss)	2.31%	(0.01)%
Portfolio Turnover Rate	125%	112%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from June 5, 2017 (inception date) through June 30, 2017.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

(3) Less than $0.005 on a per share basis.

(4) This amount does not agree with the change in the aggregate gains and losses in the Fund’s securities for the year or period due to the timing of sales and repurchases of the Fund’s shares in relation to fluctuating market values for the Fund’s securities.

See Notes to Financial Statements.

Janus Investment Fund	31

Janus Henderson Strategic Income Fund

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Janus Henderson Strategic Income Fund (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 49 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks total return through current income and capital appreciation. The Fund is classified as diversified, as defined in the 1940 Act.

Pursuant to the Agreement and Plan of Reorganization, the Fund acquired all the assets and liabilities of the Henderson Strategic Income Fund (the “Predecessor Fund”), a series of Henderson Global Funds, in exchange for Class A, Class C, Class I and Class N Fund shares having an aggregate net asset value equal to the value of the aggregate net assets of the same share class of the Predecessor Fund (except that Class R6 Predecessor Fund shares were exchanged for Class N Fund shares) (the “Reorganization”). The Reorganization occurred at the close of business on June 2, 2017.

The Predecessor Fund and the Fund had identical investment objectives and substantially similar investment policies and principal risks. For financial reporting purposes, the Predecessor Fund’s financial and performance history prior to the Reorganization is carried forward and reflected in the Fund’s financial statements and financial highlights.

The last fiscal year end of the Predecessor Fund was July 31, 2016. Subsequent to July 31, 2016, the Fund changed its fiscal year end to June 30, 2017, to reflect the fiscal year end of certain funds of the Trust.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares. Class D Shares are closed to certain new investors.

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus Henderson funds. Class D Shares are available only to investors who hold accounts directly with the Janus Henderson funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of: 1) certain adviser-assisted, employer-sponsored retirement plans, including 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans; and 2) retail investors purchasing in qualified or nonqualified accounts, whose accounts are held through an omnibus account at their financial intermediary, and where the financial intermediary requires no payment or reimbursement from the Fund, Janus Capital Management LLC (“Janus Capital”), or its affiliates. Class N Shares are also available to Janus Henderson proprietary products and to certain direct institutional investors approved by Janus Distributors LLC dba Janus Henderson Distributors (“Janus Henderson Distributors”) including, but not limited to, corporations, certain retirement plans, public plans, and foundations and endowments, subject to minimum investment requirements.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class S Shares on their supermarket platforms.

32	JUNE 30, 2018

Janus Henderson Strategic Income Fund

Notes to Financial Statements

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

As of November 4, 2015, outstanding Class B shares of the Predecessor Fund were terminated. All outstanding Class B shares as of that date were converted into Class A shares within the Predecessor Fund.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service

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approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2018 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the year. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

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Notes to Financial Statements

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

Dividends are declared and distributed monthly for the Fund. Realized capital gains, if any, are declared and distributed in December. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or the Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

On December 22, 2017, the Tax Cuts and Jobs Act was signed into law. Currently, Management does not believe the bill will have a material impact on the Fund’s intention to continue to qualify as a regulated investment company, which is generally not subject to U.S. federal income tax.

2. Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the year ended June 30, 2018 is discussed in further detail below. A summary of derivative activity by the Fund is reflected in the tables at the end of the Schedule of Investments.

The Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

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Notes to Financial Statements

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry of commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. Additionally, the Fund may deposit cash and/or treasuries as collateral with the counterparty and/or custodian daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized loss on OTC derivative contracts with a particular counterparty. All liquid securities and restricted cash are considered to cover in an amount at all times equal to or greater than the Fund’s commitment with respect to certain exchange-traded derivatives, centrally cleared derivatives, forward foreign currency exchange contracts, short sales, and/or securities with extended settlement dates. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital's ability to establish and maintain appropriate systems and trading.

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Fund may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Fund may also invest in forward currency contracts for non-hedging purposes such as seeking to enhance returns. The Fund is subject to currency risk

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Notes to Financial Statements

and counterparty risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

Forward currency contracts are valued by converting the foreign value to U.S. dollars by using the current spot U.S. dollar exchange rate and/or forward rate for that currency. Exchange and forward rates as of the close of the NYSE shall be used to value the forward currency contracts. The unrealized appreciation/(depreciation) for forward currency contracts is reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations for the change in unrealized net appreciation/depreciation (if applicable). The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a forward currency contract is reported on the Statement of Operations (if applicable).

The Fund may enter into forward currency contracts with the obligation to purchase foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund and/or in order to take a positive outlook on the related currency to increase exposure to currency risk.

The Fund may enter into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund and/or in order to take a negative outlook on the related currency to increase exposure to currency risk.

Futures Contracts

A futures contract is an exchange-traded agreement to take or make delivery of an underlying asset at a specific time in the future for a specific predetermined negotiated price. The Fund may enter into futures contracts to gain exposure to the stock market or other markets pending investment of cash balances or to meet liquidity needs. The Fund is subject to interest rate risk, equity risk, and currency risk in the normal course of pursuing its investment objective through its investments in futures contracts. The Fund may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts on commodities are valued at the settlement price on valuation date on the commodities exchange as reported by an approved vendor. Mini contracts, as defined in the description of the contract, shall be valued using the Actual Settlement Price or “ASET” price type as reported by an approved vendor. In the event that foreign futures trade when the foreign equity markets are closed, the last foreign futures trade price shall be used. Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities (if applicable). The change in unrealized net appreciation/depreciation is reported on the Statement of Operations (if applicable). When a contract is closed, a realized gain or loss is reported on the Statement of Operations (if applicable), equal to the difference between the opening and closing value of the contract. Securities held by the Fund that are designated as collateral for market value on futures contracts are noted on the Schedule of Investments (if applicable). Such collateral is in the possession of the Fund’s futures commission merchant.

With futures, there is minimal counterparty credit risk to the Fund since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

The Fund may purchase or sell futures on interest rates to increase or decrease exposure to interest rate risk.

Swaps

Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year to exchange one set of cash flows for another. The most significant factor in the performance of swap agreements is the change in value of the specific index, security, or currency, or other factors that determine the amounts of payments due to and from the Fund. The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Swap transactions may in some instances involve the delivery of securities or other underlying assets by the Fund or its counterparty to collateralize obligations under the swap. If the other party to a swap that is not collateralized defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. Swap agreements entail the risk that a party will default on its payment obligations to the Fund. If the other party to a swap defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If the

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Notes to Financial Statements

Fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Fund and reduce the Fund’s total return.

Swap agreements also bear the risk that the Fund will not be able to meet its obligation to the counterparty. Swap agreements are typically privately negotiated and entered into in the OTC market. However, certain swap agreements are required to be cleared through a clearinghouse and traded on an exchange or swap execution facility. Swaps that are required to be cleared are required to post initial and variation margins in accordance with the exchange requirements. Regulations enacted require the Fund to centrally clear certain interest rate and credit default index swaps through a clearinghouse or central counterparty (“CCP”). To clear a swap with a CCP, the Fund will submit the swap to, and post collateral with, a futures clearing merchant (“FCM”) that is a clearinghouse member. Alternatively, the Fund may enter into a swap with a financial institution other than the FCM (the “Executing Dealer”) and arrange for the swap to be transferred to the FCM for clearing. The Fund may also enter into a swap with the FCM itself. The CCP, the FCM, and the Executing Dealer are all subject to regulatory oversight by the U.S. Commodity Futures Trading Commission (“CFTC”). A default or failure by a CCP or an FCM, or the failure of a swap to be transferred from an Executing Dealer to the FCM for clearing, may expose the Fund to losses, increase its costs, or prevent the Fund from entering or exiting swap positions, accessing collateral, or fully implementing its investment strategies. The regulatory requirement to clear certain swaps could, either temporarily or permanently, reduce the liquidity of cleared swaps or increase the costs of entering into those swaps.

Index swaps, interest rate swaps, and credit default swaps are valued using an approved vendor supplied price. Basket swaps are valued using a broker supplied price. Equity swaps that consist of a single underlying equity are valued either at the closing price, the latest bid price, or the last sale price on the primary market or exchange it trades. The market value of swap contracts are aggregated by positive and negative values and are disclosed separately as an asset or liability on the Fund’s Statement of Assets and Liabilities (if applicable). Realized gains and losses are reported on the Fund’s Statement of Operations (if applicable). The change in unrealized net appreciation or depreciation during the year is included in the Statement of Operations (if applicable).

The Fund’s maximum risk of loss from counterparty risk or credit risk is the discounted value of the payments to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to cover the Fund’s exposure to the counterparty.

The Fund may enter into various types of credit default swap agreements, including OTC credit default swap agreements and index credit default swaps (“CDX”), for investment purposes and to add leverage to its portfolio. Credit default swaps are a specific kind of counterparty agreement that allow the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments. Credit default swaps could result in losses if the Fund does not correctly evaluate the creditworthiness of the company or companies on which the credit default swap is based. Credit default swap agreements may involve greater risks than if the Fund had invested in the reference obligation directly since, in addition to risks relating to the reference obligation, credit default swaps are subject to liquidity risk, counterparty risk, and credit risk. The Fund will generally incur a greater degree of risk when it sells a credit default swap than when it purchases a credit default swap. As a buyer of a credit default swap, the Fund may lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. As seller of a credit default swap, if a credit event were to occur, the value of any deliverable obligation received by the Fund, coupled with the upfront or periodic payments previously received, may be less than what it pays to the buyer, resulting in a loss of value to the Fund.

As a buyer of credit protection, the Fund is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract in the event of a default or other credit event by a third party, such as a U.S. or foreign issuer, on the debt obligation. In return, the Fund as buyer would pay to the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Fund would have spent the stream of payments and potentially received no benefit from the contract.

If the Fund is the seller of credit protection against a particular security, the Fund would receive an up-front or periodic payment to compensate against potential credit events. As the seller in a credit default swap contract, the Fund would be required to pay the par value (the “notional value”) (or other agreed-upon value) of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt

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Notes to Financial Statements

obligation. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would keep the stream of payments and would have no payment obligations. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional value of the swap. The maximum potential amount of future payments (undiscounted) that the Fund as a seller could be required to make in a credit default transaction would be the notional amount of the agreement.

The Fund may invest in single-name credit default swaps (“CDS”) to buy or sell credit protection to hedge its credit exposure, gain issuer exposure without owning the underlying security, or increase the Fund’s total return. Single-name CDS enable the Fund to buy or sell protection against a credit event of a specific issuer. When the Fund buys a single-name CDS, the Fund will receive a return on its investment only in the event of a credit event, such as default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty). If a single-name CDS transaction is particularly large, or if the relevant market is illiquid, it may not be possible for the Fund to initiate a single-name CDS transaction or to liquidate its position at an advantageous time or price, which may result in significant losses. Moreover, the Fund bears the risk of loss of the amount expected to be received under a single-name CDS in the event of the default or bankruptcy of the counterparty. The risks associated with cleared single-name CDS may be lower than that for uncleared single-name CDS because for cleared single-name CDS, the counterparty is a clearinghouse (to the extent such a trading market is available). However, there can be no assurance that a clearinghouse or its members will satisfy their obligations to the Fund.

During the year, the Fund purchased protection via the credit default swap market in order to reduce credit risk exposure to individual corporates, countries and/or credit indices where reducing this exposure via the cash bond market was less attractive.

During the year, the Fund sold protection via the credit default swap market in order to gain credit risk exposure to individual corporates, countries and/or credit indices where gaining this exposure via the cash bond market was less attractive.

3. Other Investments and Strategies

Additional Investment Risk

The Fund may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes, or adverse developments specific to the issuer.

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) of 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and

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Notes to Financial Statements

Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). There is considerable uncertainty about how Brexit will be conducted, how negotiations of necessary treaties and trade agreements will proceed, or how financial markets will react. In addition, one or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Loans

The Fund may invest in various commercial loans, including bank loans, bridge loans, debtor-in-possession (“DIP”) loans, mezzanine loans, and other fixed and floating rate loans. These loans may be acquired through loan participations and assignments or on a when-issued basis. Commercial loans will comprise no more than 20% of the Fund’s total assets. Below are descriptions of the types of loans held by the Fund as of June 30, 2018.

• Bank Loans - Bank loans are obligations of companies or other entities entered into in connection with recapitalizations, acquisitions, and refinancings. The Fund’s investments in bank loans are generally acquired as a participation interest in, or assignment of, loans originated by a lender or other financial institution. These investments may include institutionally-traded floating and fixed-rate debt securities.

• Floating Rate Loans – Floating rate loans are debt securities that have floating interest rates, that adjust periodically, and are tied to a benchmark lending rate, such as London Interbank Offered Rate (“LIBOR”). In other cases, the lending rate could be tied to the prime rate offered by one or more major U.S. banks or the rate paid on large certificates of deposit traded in the secondary markets. If the benchmark lending rate

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Janus Henderson Strategic Income Fund

Notes to Financial Statements

changes, the rate payable to lenders under the loan will change at the next scheduled adjustment date specified in the loan agreement. Floating rate loans are typically issued to companies (‘‘borrowers’’) in connection with recapitalizations, acquisitions, and refinancings. Floating rate loan investments are generally below investment grade. Senior floating rate loans are secured by specific collateral of a borrower and are senior in the borrower’s capital structure. The senior position in the borrower’s capital structure generally gives holders of senior loans a claim on certain of the borrower’s assets that is senior to subordinated debt and preferred and common stock in the case of a borrower’s default. Floating rate loan investments may involve foreign borrowers, and investments may be denominated in foreign currencies. Floating rate loans often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Fund may invest in obligations of borrowers who are in bankruptcy proceedings. While the Fund generally expects to invest in fully funded term loans, certain of the loans in which the Fund may invest include revolving loans, bridge loans, and delayed draw term loans.

Purchasers of floating rate loans may pay and/or receive certain fees. The Fund may receive fees such as covenant waiver fees or prepayment penalty fees. The Fund may pay fees such as facility fees. Such fees may affect the Fund’s return.

• Mezzanine Loans - Mezzanine loans are secured by the stock of the company that owns the assets. Mezzanine loans are a hybrid of debt and equity financing that is typically used to fund the expansion of existing companies. A mezzanine loan is composed of debt capital that gives the lender the right to convert to an ownership or equity interest in the company if the loan is not paid back in time and in full. Mezzanine loans typically are the most subordinated debt obligation in an issuer’s capital structure.

Mortgage- and Asset-Backed Securities

Mortgage- and asset-backed securities represent interests in “pools” of commercial or residential mortgages or other assets, including consumer loans or receivables. The Fund may purchase fixed or variable rate commercial or residential mortgage-backed securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), or other governmental or government-related entities. Ginnie Mae’s guarantees are backed by the full faith and credit of the U.S. Government, which means that the U.S. Government guarantees that the interest and principal will be paid when due. Fannie Mae and Freddie Mac securities are not backed by the full faith and credit of the U.S. Government. In September 2008, the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. Government, placed Fannie Mae and Freddie Mac under conservatorship. Since that time, Fannie Mae and Freddie Mac have received capital support through U.S. Treasury preferred stock purchases, and Treasury and Federal Reserve purchases of their mortgage-backed securities. The FHFA and the U.S. Treasury have imposed strict limits on the size of these entities’ mortgage portfolios. The FHFA has the power to cancel any contract entered into by Fannie Mae and Freddie Mac prior to FHFA’s appointment as conservator or receiver, including the guarantee obligations of Fannie Mae and Freddie Mac.

The Fund may also purchase other mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized debt obligations, structured investment vehicles, and other similar securities. Asset-backed securities may be backed by various consumer obligations, including automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying loans are not paid, the securities’ issuer could be forced to sell the assets and recognize losses on such assets, which could impact your return. Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Mortgage- and asset-backed securities are subject to both extension risk, where borrowers pay off their debt obligations more slowly in times of rising interest rates, and prepayment risk, where borrowers pay off their debt obligations sooner than expected in times of declining interest rates. These risks may reduce the Fund’s returns. In addition, investments in mortgage- and asset-backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, and liquidity risk than various other types of fixed-income securities. Additionally, although mortgage-backed securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that guarantors or insurers will meet their obligations.

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

Janus Investment Fund	41

Janus Henderson Strategic Income Fund

Notes to Financial Statements

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, in the event of a default and/or termination event, the Fund may offset with each counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. For financial reporting purposes, the Fund does not offset certain derivative financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities.

The following tables present gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the “Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of June 30, 2018” table located in the Fund’s Schedule of Investments.

Offsetting of Financial Assets and Derivative Assets

	Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

BNP Paribas	$1,250,164	$(1,037,789)	$—	$212,375
JPMorgan Chase & Co.	52,374	(52,374)	—	—

Total	$1,302,538	$(1,090,163)	$—	$212,375
Offsetting of Financial Liabilities and Derivative Liabilities

	Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Liabilities	or Liability(a)	Pledged(b)	Net Amount

Barclays Capital, Inc.	$32,220	$—	$—	$32,220
BNP Paribas	1,037,789	(1,037,789)	—	—
Citigroup Global Markets	262,558	—	—	262,558
JPMorgan Chase & Co.	719,037	(52,374)	—	666,663
Morgan Stanley	37,027	—	—	37,027

Total	$2,088,631	$(1,090,163)	$—	$998,468
(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

The Fund generally does not exchange collateral on its forward foreign currency contracts with its counterparties; however, all liquid securities and restricted cash are considered to cover in an amount at all times equal to or greater than the Fund’s commitment with respect to these contracts. Certain securities may be segregated at the Fund’s custodian. These segregated securities are denoted on the accompanying Schedule of Investments and are evaluated daily to ensure their cover and/or market value equals or exceeds the Fund’s corresponding forward foreign currency exchange contract's obligation value.

The Fund may require the counterparty to pledge securities as collateral daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized gain on OTC derivative contracts with a particular counterparty. The Fund may deposit cash as collateral with the counterparty and/or custodian daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized loss on OTC derivative contracts with a particular counterparty. The collateral amounts are subject to minimum exposure requirements and initial margin requirements. Collateral amounts are monitored and subsequently adjusted up or down as valuations fluctuate by at least the minimum exposure requirement. Collateral may reduce the risk of loss.

42	JUNE 30, 2018

Janus Henderson Strategic Income Fund

Notes to Financial Statements

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Sovereign Debt

The Fund may invest in U.S. and non-U.S. government debt securities (“sovereign debt”). Some investments in sovereign debt, such as U.S. sovereign debt, are considered low risk. However, investments in sovereign debt, especially the debt of less developed countries, can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors including, but not limited to, its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, the relative size of its debt position in relation to its economy as a whole, the sovereign debtor’s policy toward international lenders, and local political constraints to which the governmental entity may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies, and other entities. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance, or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to timely service its debts. The Fund may be requested to participate in the rescheduling of such sovereign debt and to extend further loans to governmental entities, which may adversely affect the Fund’s holdings. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Fund may collect all or part of the sovereign debt that a governmental entity has not repaid. In addition, to the extent the Fund invests in non-U.S. sovereign debt, it may be subject to currency risk.

When-Issued, Delayed Delivery and Forward Commitment Transactions

The Fund may purchase or sell securities on a when-issued, delayed delivery, or forward commitment basis. When purchasing a security on a when-issued, delayed delivery, or forward commitment basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Typically, no income accrues on securities the Fund has committed to purchase prior to the time delivery of the securities is made. Because the Fund is not required to pay for the security until the delivery date, these risks are in addition to the risks associated with the Fund’s other investments. If the other party to a transaction fails to deliver the securities, the Fund could miss a favorable price or yield opportunity. If the Fund remains substantially fully invested at a time when when-issued, delayed delivery, or forward commitment purchases are outstanding, the purchases may result in a form of leverage.

When the Fund has sold a security on a when-issued, delayed delivery, or forward commitment basis, the Fund does not participate in future gains or losses with respect to the security. If the other party to a transaction fails to pay for the securities, the Fund could suffer a loss. Additionally, when selling a security on a when-issued, delayed delivery, or forward commitment basis without owning the security, the Fund will incur a loss if the security’s price appreciates in value such that the security’s price is above the agreed upon price on the settlement date. The Fund may dispose of or renegotiate a transaction after it is entered into, and may purchase or sell when-issued, delayed delivery or forward commitment securities before the settlement date, which may result in a gain or loss.

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Janus Henderson Strategic Income Fund

Notes to Financial Statements

4. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Fund’s contractual investment advisory fee rate (expressed as an annual rate).

Average Daily Net Assets of the Fund	Contractual Investment Advisory Fee (%)
First $1 Billion	0.55
Next $500 Million	0.50
Above $1.5 Billion	0.45

Effective December 31, 2017, the Fund’s subadvisory agreement with Henderson Investment Management Limited (“HIML”) was terminated. HIML served as subadviser to the Fund. As subadviser, HIML provided day-to-day management of the investment operations of the Fund subject to the general oversight of the Board of Trustees and Janus Capital. HIML was an affiliate of Janus Capital through a common parent company.

Janus Capital paid HIML a subadvisory fee rate equal to 50% of the investment advisory fee paid by the Fund to Janus Capital (net of any fee waivers and expense reimbursements).

Janus Capital has entered into a personnel-sharing arrangement with its foreign (non-U.S.) affiliates, Henderson Global Investors Limited, Henderson Global Investors (Japan) Ltd., and Henderson Global Investors (Singapore) Ltd. (collectively, “HGIL”), pursuant to which HGIL and certain employees of HGIL serve as “associated persons” of Janus Capital. In this capacity, such employees of HGIL are subject to the oversight and supervision of Janus Capital and may provide portfolio management, research, and related services to the Fund on behalf of Janus Capital.

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s total annual fund operating expenses, including the investment advisory fee, but excluding the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus/administrative fees payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.64% of the Fund’s average daily net assets. Janus Capital has agreed to continue the waivers until at least November 1, 2018. If applicable, amounts waived and/or reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund’s Class D Shares pay an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

44	JUNE 30, 2018

Janus Henderson Strategic Income Fund

Notes to Financial Statements

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital. For all share classes except Class D Shares, Janus Services also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.

Janus Services is compensated for its services related to the Fund’s Class D Shares. In addition to the administrative fees discussed above, Janus Services receives reimbursement for out-of-pocket costs it incurs for serving as transfer agent and providing, or arranging for, servicing to shareholders. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Henderson Distributors, a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Henderson Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution fees and shareholder servicing fees” in the Statement of Operations.

Janus Capital serves as administrator to the Fund pursuant to an administration agreement between Janus Capital and the Trust. Under the administration agreement, Janus Capital provides oversight and coordination of the Fund’s service providers, recordkeeping, and other administrative services, and is reimbursed by the Fund for certain of its costs in providing these services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. The Fund pays for some or all of the salaries, fees, and expenses of Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital (or any subadvisor, as applicable) provides to the Fund. These amounts are disclosed as “Affiliated Fund administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Fund’s Chief Compliance Officer and certain compliance staff, all of whom are employees of Janus Capital and/or its affiliates, are shared with the Fund. Total compensation of $476,345 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended June 30, 2018. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

Effective April 1, 2018, BNP Paribas Financial Services (“BPFS”) provides certain administrative services to the Fund, including services related to Fund accounting, calculation of the Fund’s daily NAV, and Fund audit, tax, and reporting obligations, pursuant to a sub-administration agreement with Janus Capital on behalf of the Fund. As compensation for such services, Janus Capital pays BPFS a fee based on a percentage of the Fund’s assets, along with a flat fee, and is reimbursed by the Fund for amounts paid to BPFS (to the extent Janus Capital seeks reimbursement and such costs

Janus Investment Fund	45

Janus Henderson Strategic Income Fund

Notes to Financial Statements

are not otherwise waived). These amounts are disclosed as “Non-affiliated fund administration fees” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of June 30, 2018 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended June 30, 2018 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $471,025 were paid by the Trust to the Trustees under the Deferred Plan during the year ended June 30, 2018.

Class A Shares include a 4.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Henderson Distributors and financial intermediaries. During the year ended June 30, 2018, Janus Henderson Distributors retained upfront sales charges of $17,815.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. During the year ended June 30, 2018, redeeming shareholders of Class A Shares paid CDSCs of $8 to Janus Henderson Distributors.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the year ended June 30, 2018, redeeming shareholders of Class C Shares paid CDSCs of $2,500.

As of June 30, 2018, shares of the Fund were owned by affiliates of Janus Henderson Investors, and/or other funds advised by Janus Henderson, as indicated in the table below:

Class	% of Class Owned		% of Fund Owned
Class A Shares	-	%*	-	%*
Class C Shares	-*		-*
Class D Shares	1		-*
Class I Shares	-*		-*
Class N Shares	34		-*
Class S Shares	42		-*
Class T Shares	-*		-*

* Less than 0.50%

In addition, other shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

During the period ended June 30, 2017, Janus Capital made a contribution to the Fund for bond pricing methodology differences when merging the Predecessor Fund into the Trust. The impact of the contribution on the total return is 0.26%.

46	JUNE 30, 2018

Janus Henderson Strategic Income Fund

Notes to Financial Statements

5. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations; (2) losses or deductions the Fund may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of deferred compensation, derivatives, and foreign currency contract adjustments. The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

			Loss Deferrals		Other Book	Net Tax
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Late-Year Ordinary Loss	Post-October Capital Loss	to Tax Differences	Appreciation/ (Depreciation)
$ 12,860,705	$ -	$ (2,769,269)	$ -	$ -	$ 381,431	$(20,802,478)

Accumulated capital losses noted below represent net capital loss carryovers, as of June 30, 2018, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows these capital loss carryovers.

Capital Loss Carryover Schedule
For the year ended June 30, 2018
No Expiration
Short-Term	Long-Term	Accumulated Capital Losses
$(2,769,269)	$ —	$ (2,769,269)

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2018 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals, and investments in foreign currency contracts.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 786,318,062	$ 765,183	$(21,567,661)	$ (20,802,478)

Janus Investment Fund	47

Janus Henderson Strategic Income Fund

Notes to Financial Statements

Information on the tax components of derivatives as of June 30, 2018 is as follows:

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ (510,564)	$ 827,168	$ (443,978)	$ 383,190

Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended June 30, 2018
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 14,373,316	$ -	$ -	$ -

For the period ended June 30, 2017
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 5,484,436	$ -	$ 6,410,763	$ -

For the year ended July 31, 2016
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 8,499,867	$ -	$ -	$ -

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. The following reclassifications have been made to the Fund:

Increase/(Decrease) to Capital	Increase/(Decrease) to Undistributed Net Investment Income/Loss	Increase/(Decrease) to Undistributed Net Realized Gain/Loss
$ (4,568)	$ 15,070,438	$ (15,065,870)

48	JUNE 30, 2018

Janus Henderson Strategic Income Fund

Notes to Financial Statements

6. Capital Share Transactions

	Year ended June 30, 2018		Period ended June 30, 2017(1)
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	1,855,188	$ 17,574,218	1,736,726	$ 16,227,656
Reinvested dividends and distributions	89,597	847,501	145,136	1,356,577
Shares repurchased	(2,151,299)	(20,343,642)	(4,490,956)	(42,166,684)
Net Increase/(Decrease)	(206,514)	$ (1,921,923)	(2,609,094)	$ (24,582,451)
Class C Shares:
Shares sold	1,331,849	$ 12,553,458	1,174,820	$ 10,881,737
Reinvested dividends and distributions	55,300	520,174	80,971	753,415
Shares repurchased	(1,317,733)	(12,406,057)	(2,451,496)	(22,752,990)
Net Increase/(Decrease)	69,416	$ 667,575	(1,195,705)	$ (11,117,838)
Class D Shares:
Shares sold	1,539,450	$ 14,618,056	48,138	$ 456,789
Reinvested dividends and distributions	15,097	142,264	130	1,237
Shares repurchased	(655,111)	(6,196,488)	(642)	(6,112)
Net Increase/(Decrease)	899,436	$ 8,563,832	47,626	$ 451,914
Class I Shares:
Shares sold	49,667,777	$468,693,888	14,353,087	$134,152,250
Reinvested dividends and distributions	1,106,406	10,415,684	791,582	7,383,612
Shares repurchased	(15,431,436)	(145,183,390)	(14,482,666)	(134,855,823)
Net Increase/(Decrease)	35,342,747	$333,926,182	662,003	$ 6,680,039
Class N Shares:
Shares sold	317,565	$ 2,973,060	863	$ 8,024
Reinvested dividends and distributions	5,387	50,725	4,497	41,962
Shares repurchased	(17,899)	(168,864)	(27,311)	(255,622)
Net Increase/(Decrease)	305,053	$ 2,854,921	(21,951)	$ (205,636)
Class S Shares:
Shares sold	7,480	$ 70,219	5,270	$ 50,009
Reinvested dividends and distributions	154	1,447	16	156
Shares repurchased	(3)	(25)	-	-
Net Increase/(Decrease)	7,631	$ 71,641	5,286	$ 50,165
Class T Shares:
Shares sold	3,727,477	$ 35,397,938	5,797	$ 55,010
Reinvested dividends and distributions	47,912	451,625	19	177
Shares repurchased	(567,531)	(5,340,880)	-	-
Net Increase/(Decrease)	3,207,858	$ 30,508,683	5,816	$ 55,187
(1)	Period from June 5, 2017 (inception date) through June 30, 2017 for Class D Shares, Class S Shares and Class T Shares.

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Notes to Financial Statements

Period ended July 31, 2016(1)(2)	Shares	Amount

Class A Shares:
Shares sold	6,326,553	$ 56,939,970
Reinvested dividends and distributions	116,026	1,047,220
Shares repurchased	(2,386,765)	(21,566,492)
Net Increase/(Decrease)	4,055,814	$ 36,420,698
Class B Shares:
Shares sold	144	$ 1,294
Reinvested dividends and distributions	1,469	13,247
Shares repurchased	(346,146)	(3,126,229)
Net Increase/(Decrease)	(344,533)	$ (3,111,688)
Class C Shares:
Shares sold	3,328,628	$ 29,842,445
Reinvested dividends and distributions	66,695	598,489
Shares repurchased	(1,278,220)	(11,507,479)
Net Increase/(Decrease)	2,117,103	$ 18,933,455
Class I Shares:
Shares sold	31,542,533	$283,167,551
Reinvested dividends and distributions	543,286	4,888,280
Shares repurchased	(9,114,474)	(82,080,606)
Net Increase/(Decrease)	22,971,345	$205,975,225
Class N Shares:
Shares sold	164,489	$ 1,477,303
Reinvested dividends and distributions	2,852	25,685
Shares repurchased	(3,375)	(30,000)
Net Increase/(Decrease)	163,966	$ 1,472,988
(1)	Period from November 30, 2015 (inception date) through July 31, 2016 for Class N Shares.
(2)	Class B terminated November 4, 2015.

7. Purchases and Sales of Investment Securities

For the year ended June 30, 2018, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$947,015,519	$ 636,459,615	$ 64,359,729	$ 40,235,781

8. Recent Accounting Pronouncements

The Securities and Exchange Commission ("SEC") adopted new rules as well as amendments to its rules to modernize the reporting and disclosure of information by registered investment companies. In addition, the SEC adopted amendments to Regulation S-X, which require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date of the amendments to Regulation S-X was August 1, 2017. This report incorporates the amendments to Regulation S-X.

The FASB issued Accounting Standards Update No. 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities ("ASU 2017-08") to amend the amortization period for certain purchased callable debt securities held at a premium. The guidance requires certain premiums on callable debt securities to be amortized to the earliest call date. The amortization period for callable debt securities purchased at a discount will not be impacted. The amendments are effective for fiscal years, and interim

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Notes to Financial Statements

periods within those fiscal years, beginning after December 15, 2018. Early adoption is permitted, including adoption in an interim period. Management is currently evaluating the impacts of ASU 2017-08 on the financial statements.

9. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to June 30, 2018 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Investment Fund and Shareholders of
Janus Henderson Strategic Income Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Janus Henderson Strategic Income Fund (one of the funds constituting Janus Investment Fund, referred to hereafter as the "Fund") as of June 30, 2018, the related statement of operations for the year ended June 30, 2018, the statements of changes in net assets for the year ended June 30, 2018 and for the period from August 1, 2016 through June 30, 2017, including the related notes, and the financial highlights for each of the periods indicated therein beginning on or after August 1, 2016 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2018, the results of its operations for the year then ended, the changes in its net assets for the year ended June 30, 2018 and for the period from August 1, 2016 through June 30, 2017 and the financial highlights for each of the periods indicated therein beginning on or after August 1, 2016 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended July 31, 2016, and the financial highlights for each of the periods ended on or prior to July 31, 2016 (not presented herein, other than the statements of changes in net assets and the financial highlights) were audited by other auditors whose report dated September 23, 2016 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Denver, Colorado
August 17, 2018

We have served as the auditor of one or more investment companies in Janus Henderson Funds since 1990.

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Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Fund is required to disclose its complete holdings on Form N-Q within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to Fund shareholders. These reports (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free) (or 1-800-525-3713 if you hold Class D shares). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag. Holdings are generally posted approximately two business days thereafter under Full Holdings for the Fund at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 14 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

Additionally, in connection with their consideration of whether to continue the investment advisory agreement and subadvisory agreement for each Fund, as applicable, the Trustees also received and reviewed information in connection with the transaction to combine the respective businesses of Henderson Group plc and Janus Capital Group, Inc., the parent company of Janus Capital (the “Transaction”), announced in October 2016, which closed in the second quarter of 2017. In this regard, the Trustees reviewed information regarding the impact of the Transaction on the services to be provided by Janus Capital and each subadviser, as applicable, to the Funds under such agreements prior to the close of the Transaction as well as the services provided after the Transaction closed.

At a meeting held on December 7, 2017, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from February 1, 2018 through February 1, 2019, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the

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Additional Information (unaudited)

agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees (excluding out of pocket costs), net of any waivers.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has been strong: for the 36 months ended September 30, 2017, approximately 70% of the Funds were in the top two quartiles of performance, as reported by Morningstar, and for the 12 months ended September 30, 2017, approximately 46% of the Funds were in the top two quartiles of performance, as reported by Morningstar.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Alternative Funds

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson International Long/Short Equity Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and the Fund’s limited performance history.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge

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Additional Information (unaudited)

quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Fixed-Income Funds

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Unconstrained Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Real Return Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Strategic Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

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Additional Information (unaudited)

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson International Small Cap Fund, the Trustees noted that, due to limited performance for the Fund, performance history was not a material factor.

• For Janus Henderson International Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that

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Additional Information (unaudited)

the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson All Asset Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

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Additional Information (unaudited)

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and the Fund’s limited performance history.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital and Intech had taken or were taking to improve performance, and the Fund’s limited performance history.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Intech had taken or were taking to improve performance.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Select Value Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

Janus Aspen Series

• For Janus Henderson Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

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Additional Information (unaudited)

• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Forty Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Allocation Portfolio – Moderate, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Research Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Technology Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Unconstrained Bond Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and the Fund’s limited performance history.

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Overseas Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Research Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Fund’s performance warranted continuation of the Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of

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that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration, but excluding out-of-pocket costs) fees for many of the Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 10% below the average total expenses of their respective Broadridge Expense Group peers and 18% below the average total expenses for their Broadridge Expense Universes; (3) management fees for the Funds, on average, were 8% below the average management fees for their Expense Groups and 9% below the average for their Expense Universes; and (4) Fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered the total expenses for each share class of each Fund compared to the average total expenses for its Broadridge Expense Group peers and to average total expenses for its Broadridge Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and expense waivers on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional clients and to the fees Janus Capital charges to funds subadvised by Janus Capital; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) Janus mutual fund investors enjoy reasonable fees relative to the fees charged to Janus institutional and subadvised fund investors; (4) in three of seven product categories, the Funds receive proportionally better pricing than the industry in relation to Janus institutional clients; and (5) in seven of eight strategies, Janus Capital has lower management fees than funds subadvised by Janus Capital’s portfolio managers.

The Trustees considered the fees for each Fund for its fiscal year ended in 2016, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Alternative Funds

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Long/Short Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were

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reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Fixed-Income Funds

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Unconstrained Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Real Return Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to waive 11 basis points of management fees effective February 1, 2018 and also has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Strategic Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson International Small Cap Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

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Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson All Asset Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s total expenses effective June 5, 2017.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Research Fund, the Trustees noted that, although the Fund’s total expenses were equal to or exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective February 1, 2017.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

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Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Select Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group averages for all share classes.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Janus Aspen Series

• For Janus Henderson Balanced Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Global Allocation Portfolio - Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Technology Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Unconstrained Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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Additional Information (unaudited)

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Overseas Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for its sole share class.

The Trustees reviewed information on the overall profitability to Janus Capital and its affiliates of their relationship with the Funds, and considered profitability data of other fund managers. The Trustees also considered the financial information, estimated profitability and corporate structure of Janus Capital’s parent company before and after the Transaction. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. The Trustees also noted that the Trustees’ independent fee consultant reviewed the overall profitability of Janus Capital’s parent company prior to the Transaction, and the independent fee consultant found that, while assessing the reasonableness of Fund expenses in light of such profits was dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons were limited in accuracy by differences in complex size, business mix, institutional account orientation and other factors, after accepting these limitations, the level of profit earned by Janus Capital’s parent company was reasonable. In this regard, the independent consultant concluded that the profitability of Janus Capital’s parent company did not show excess nor did it show any insufficiency that could limit the ability to invest the resources needed to drive strong future investment performance on behalf of the Funds.

Additionally, the Trustees considered the estimated profitability to Janus Capital from the investment management services it provided to each Fund. The Trustees also considered such estimated profitability taking into account the impact of the Transaction on Janus Capital’s expense structure on a pro forma basis. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Fund is necessarily a product of the allocation methodology utilized by Janus Capital to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant concluded that (1) the expense allocation methodology utilized by Janus Capital was reasonable and (2) the estimated profitability to Janus Capital from the investment management services it provided to each Fund was reasonable, including after taking into account the impact of the Transaction on Janus Capital’s expense structure on a pro forma basis. The Trustees also considered that the estimated profitability for an individual Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that Janus Capital’s estimated profitability with respect to each Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Funds was not a material factor in the Board’s approval of the reasonableness of any Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that each Fund’s total expenses were reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

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Additional Information (unaudited)

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted their independent fee consultant’s analysis of economies of scale in prior years. They also noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 86% of these Funds’ share classes have contractual management fees (gross of waivers) below their Broadridge expense group averages. They also noted that for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing certain of these Funds because they have not reached adequate scale. Moreover, as the assets of some of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

The independent fee consultant concluded that, given the limitations of various analytical approaches to economies of scale it had considered in prior years, and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus complex. The independent consultant concluded that (1) to the extent there were economies of scale at Janus Capital, Janus Capital’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Funds, Janus Capital appeared to be investing to increase the likelihood that these Funds will grow to a level to achieve any scale economies that may exist. Further, the independent fee consultant provided its belief that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Funds from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and/or the subadvisers benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Fund could attract other business to Janus Capital, the subadvisers or other Janus funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Funds.

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Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was June 30, 2018. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

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Useful Information About Your Fund Report (unaudited)

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. Also included are ratios of expenses and net investment income to average net assets.

68	JUNE 30, 2018

Janus Henderson Strategic Income Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

Janus Investment Fund	69

Janus Henderson Strategic Income Fund

Trustees and Officers (unaudited)

The Fund’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Fund’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Fund’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Fund’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Aspen Series. Collectively, these two registered investment companies consist of 61 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Fund may also be officers and/or directors of Janus Capital. Except as otherwise disclosed, Fund officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer, as authorized by the Trustees.

70	JUNE 30, 2018

Janus Henderson Strategic Income Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Managing Partner, Impact Investments, Athena Capital Advisors LLC (independent registered investment advisor) (since 2016) and Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations). Formerly, Chief Executive Officer, Imprint Capital (impact investment firm) (2013-2015) and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	61

Director of Mutual Fund Directors Forum (a non-profit organization serving independent directors of U.S. mutual funds), Chairman of the Board and Trustee of The Investment Fund for Foundations Investment Program (TIP) (consisting of 2 funds), and Director of the F.B. Heron Foundation (a private grantmaking foundation).

Janus Investment Fund	71

Janus Henderson Strategic Income Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Trustee	1/13-Present	Executive Vice President, Institutional Markets, of Black Creek Group (private equity real estate investment management firm) (since 2012). Formerly, Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	61

Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of MotiveQuest LLC (strategic social market research company) (2003-2016); Director of Nuveen Global Investors LLC (2007-2011); Director of Communities in Schools (2004-2010); and Director of Mutual Fund Education Alliance (until 2010).

72	JUNE 30, 2018

Janus Henderson Strategic Income Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Managing Member and Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Venture Partner for The Edgewater Funds (a middle market private equity firm) (2002-2004); Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000); and Chief Investment Officer of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	61

Advisory Board Member, Innovate Partners Emerging Growth and Equity Fund I (early stage venture capital fund) (since 2014) and Managing Trustee of National Retirement Partners Liquidating Trust (since 2013). Formerly, Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013); Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009); Director of RemedyTemp, Inc. (temporary help services company) (1996-2006); and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

Janus Investment Fund	73

Janus Henderson Strategic Income Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	6/16-Present	Founder, Daraja Capital (advisory and investment firm) (since 2016), and Senior Advisor, Albright Stonebridge Group LLC (global strategy firm) (since 2016). Formerly, Senior Vice President (2011-2015), Albright Stonebridge Group LLC; and Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	61	Director of Brightwood Capital Advisors, LLC (since 2014).
Gary A. Poliner 151 Detroit Street Denver, CO 80206 DOB: 1953	Trustee	6/16-Present	Retired. Formerly, President (2010-2013) of Northwestern Mutual Life Insurance Company.	61

Director of MGIC Investment Corporation (private mortgage insurance) (since 2013) and West Bend Mutual Insurance Company (property/casualty insurance) (since 2013). Formerly, Trustee of Northwestern Mutual Life Insurance Company (2010-2013); and Director of Frank Russell Company (global asset management firm) (2008-2013).

74	JUNE 30, 2018

Janus Henderson Strategic Income Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
James T. Rothe 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	1/97-Present	Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Co-founder and Managing Director of Roaring Fork Capital SBIC, L.P. (SBA SBIC fund focusing on private investment in public equity firms) (2004-2014), Professor of Business of the University of Colorado (2002-2004), and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	61	Formerly, Director of Red Robin Gourmet Burgers, Inc. (RRGB) (2004- 2014).
William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	6/84-Present	Retired. Formerly, President and founder of HPS Products and Corporate Vice President of MKS Instruments, Boulder, CO (a provider of advanced process control systems for the semiconductor industry) (1976-2012).	61	None

Janus Investment Fund	75

Janus Henderson Strategic Income Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Diane L. Wallace 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	6/17-Present	Retired.	61

Formerly, Independent Trustee, Henderson Global Funds (13 portfolios) (2015-2017); Independent Trustee, State Farm Associates' Funds Trust, State Farm Mutual Fund Trust, and State Farm Variable Product Trust (28 portfolios) (2013-2017). Chief Operating Officer, Senior Vice President-Operations, and Chief Financial Officer for Driehaus Capital Management, LLC (1988-2006); and Treasurer of Driehaus Mutual Funds (1996-2002).

76	JUNE 30, 2018

Janus Henderson Strategic Income Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	61

Director of Chicago Community Trust (Regional Community Foundation), Chicago Council on Global Affairs, InnerWorkings (U.S. provider of print procurement solutions to corporate clients), Lurie Children’s Hospital (Chicago, IL), Shirley Ryan Ability Lab and Wrapports, LLC (digital communications company). Formerly, Director of Walmart (until 2017); Director of Chicago Convention & Tourism Bureau (until 2014); and The Field Museum of Natural History (Chicago, IL) (until 2014).

Janus Investment Fund	77

Janus Henderson Strategic Income Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Jenna Barnard 151 Detroit Street Denver, CO 80206 DOB: 1980	Executive Vice President and Co-Portfolio Manager Janus Henderson Strategic Income Fund	6/17-Present (Predecessor Fund: since 12/08)	Co-Head of Strategic Fixed Income of Janus Henderson Investors and Portfolio Manager for other Janus Henderson accounts.
John Pattullo 151 Detroit Street Denver, CO 80206 DOB: 1970	Executive Vice President and Co-Portfolio Manager Janus Henderson Strategic Income Fund	6/17-Present (Predecessor Fund: since 12/08)	Co-Head of Strategic Fixed Income of Janus Henderson Investors and Portfolio Manager for other Janus Henderson accounts.
Bruce L. Koepfgen 151 Detroit Street Denver, CO 80206 DOB: 1952	President and Chief Executive Officer	7/14-Present

Head of North America at Janus Henderson Investors and Janus Capital Management LLC (since 2017); Executive Vice President and Director of Janus International Holding LLC (since 2011); Executive Vice President of Janus Distributors LLC (since 2011); Vice President and Director of Intech Investment Management LLC (since 2011); Executive Vice President and Director of Perkins Investment Management LLC (since 2011); and Executive Vice President and Director of Janus Management Holdings Corporation (since 2011). Formerly, President of Janus Capital Group Inc. and Janus Capital Management LLC (2013-2017); Executive Vice President of Janus Services LLC (2011-2015), Janus Capital Group Inc. and Janus Capital Management LLC (2011-2013); and Chief Financial Officer of Janus Capital Group Inc., Janus Capital Management LLC, Janus Distributors LLC, Janus Management Holdings Corporation, and Janus Services LLC (2011-2013).

78	JUNE 30, 2018

Janus Henderson Strategic Income Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Susan K. Wold 151 Detroit Street Denver, CO 80206 DOB: 1960	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	9/17-Present

Senior Vice President and Head of Compliance, North America for Janus Henderson (since September 2017); Formerly, Vice President, Head of Global Corporate Compliance, and Chief Compliance Officer for Janus Capital Management LLC (May 2017- September 2017); Vice President, Compliance at Janus Capital Group Inc. and Janus Capital Management LLC
(2005-2017).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital and Janus Services LLC.
Kathryn L. Santoro 151 Detroit Street Denver, CO 80206 DOB: 1974	Vice President, Chief Legal Counsel, and Secretary	12/16-Present

Vice President of Janus Capital and Janus Services LLC (since 2016). Formerly, Vice President and Associate Counsel of Curian Capital, LLC and Curian Clearing LLC (2013-2016); and General Counsel and Secretary (2011-2012) and Vice President (2009-2012) of Old Mutual Capital, Inc.

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

Janus Investment Fund	79

Janus Henderson Strategic Income Fund

Notes

NotesPage1

80	JUNE 30, 2018

Janus Henderson Strategic Income Fund

Notes

NotesPage2

Janus Investment Fund	81

Knowledge. Shared

At Janus Henderson, we believe in the sharing of expert insight for better investment and business decisions. We call this ethos Knowledge. Shared.

Learn more by visiting janushenderson.com.

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson, Janus, Henderson, Perkins, Intech and Henderson Geneva are trademarks or registered trademarks of Janus Henderson Investors. © Janus Henderson Investors. The name Janus Henderson Investors includes HGI Group Limited, Henderson Global Investors (Brand Management) Sarl and Janus International Holding LLC.

Funds distributed by Janus Henderson Distributors

125-02-93077 08-18

ANNUAL REPORT June 30, 2018

Janus Henderson U.S. Managed Volatility Fund

Janus Investment Fund

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson U.S. Managed Volatility Fund

Janus Henderson U.S. Managed Volatility Fund (unaudited)

FUND SNAPSHOT Intech’s active approach focuses on adding value by selecting stocks with unique volatility characteristics and low correlations to one another.	Sub-advised by Intech Investment Management LLC

PERFORMANCE OVERVIEW

For the twelve-month period ended June 30, 2018, Janus Henderson U.S. Managed Volatility Fund returned 18.02% for its Class I Shares. This compares to the 14.54% return posted by the Russell 1000® Index, the Fund’s benchmark.

INVESTMENT STRATEGY

Intech’s mathematical investment process is designed to determine potentially more efficient equity weightings of the securities in the benchmark index, utilizing a specific mathematical optimization and disciplined rebalancing routine. Rather than trying to predict the future direction of stock prices, the process seeks to use the volatility and correlation characteristics of stocks to construct portfolios.

The investment process begins with the stocks in the Russell 1000 Index. Intech’s investment process aims to capture stocks’ natural volatility through a rebalancing mechanism based on estimates of relative volatility and correlation in order to outperform the benchmark index over the long term. Within specific risk constraints, the investment process will tend to favor stocks with higher relative volatility and lower correlation as they offer more potential to capture volatility through periodic rebalancing. Once the target proportions are determined and the portfolio is constructed, it is then rebalanced to those target proportions and re-optimized on a periodic basis. The Janus Henderson U.S. Managed Volatility Fund focuses on seeking an excess return above the benchmark, while also reducing or managing the Fund’s standard deviation depending on the market conditions, a strategy designed to manage the absolute risk of the portfolio.

PERFORMANCE REVIEW

Despite an uptick in volatility in the first half of 2018, the U.S. equity market as measured by the Russell 1000 Index posted a strong return of 14.54% for the twelve-month period ending June 30, 2018. Janus Henderson U.S. Managed Volatility Fund outperformed the Russell 1000 Index over the period and generated a return of 18.02%.

On average, riskier segments of the market outperformed during the period, with higher beta and higher volatility stocks outperforming their lower beta and lower volatility counterparts within the index on average. While the Fund’s defensive positioning acted as headwind to relative performance in this environment, favorable selection effects more than offset the adverse impact from the defensive positioning and contributed to relative performance during the period.

From a sector perspective, an average overweight to the defensive utilities sector, which underperformed the index by more than 10% during the period, as well as an underweight to the information technology sector, detracted from relative performance. However, favorable selection effects within the health care, information technology and industrials sectors more than offset the adverse impact from overall sector positioning and contributed to the Fund’s relative performance over the period. An average overweight to strongly performing mid-cap technology stocks were among the largest contributors during the period.

OUTLOOK

Because Intech does not conduct traditional economic or fundamental analysis, Intech has no view on individual stocks, sectors, economic, or market conditions.

Managing downside exposure potentially allows for returns to compound and improve risk-adjusted returns over time. Over the long term, we believe that by reducing risk when market volatility increases and behaving like a core equity fund when market volatility is low, the Fund will achieve its investment objective of producing an excess return over the benchmark with lower absolute risk. Going forward, we will continue building portfolios in a disciplined and deliberate manner, with risk

Janus Investment Fund	1

Janus Henderson U.S. Managed Volatility Fund (unaudited)

management remaining the hallmark of our investment process. As Intech’s ongoing research efforts yield modest improvements, we will continue implementing changes that we believe are likely to improve the long-term results for our fund shareholders.

Thank you for your investment in Janus Henderson U.S. Managed Volatility Fund.

2	JUNE 30, 2018

Janus Henderson U.S. Managed Volatility Fund (unaudited)

Fund At A Glance

June 30, 2018

5 Largest Equity Holdings - (% of Net Assets)
Republic Services Inc
Commercial Services & Supplies	1.5%
Cboe Global Markets Inc
Capital Markets	1.5%
Boeing Co
Aerospace & Defense	1.5%
Altria Group Inc
Tobacco	1.4%
American Water Works Co Inc
Water Utilities	1.4%
7.3%

Asset Allocation - (% of Net Assets)
Common Stocks	98.9%
Investment Companies	0.8%
Other	0.3%
100.0%

Top Country Allocations - Long Positions - (% of Investment Securities)
As of June 30, 2018	As of June 30, 2017

Janus Investment Fund	3

Janus Henderson U.S. Managed Volatility Fund (unaudited)

Performance

See important disclosures on the next page.

					Expense Ratios -
Average Annual Total Return - for the periods ended June 30, 2018					per the October 27, 2017 prospectuses
	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses
Class A Shares at NAV	17.73%	12.48%	9.73%	7.87%	0.92%
Class A Shares at MOP	10.91%	11.16%	9.09%	7.36%
Class C Shares at NAV	16.96%	11.72%	8.95%	7.10%	1.69%
Class C Shares at CDSC	15.96%	11.72%	8.95%	7.10%
Class D Shares(1)	17.99%	12.68%	9.87%	7.98%	0.79%
Class I Shares	18.02%	12.82%	10.02%	8.16%	0.65%
Class N Shares	18.13%	12.82%	10.02%	8.16%	0.57%
Class S Shares	17.56%	12.39%	9.61%	7.72%	1.12%
Class T Shares	17.94%	12.63%	9.78%	7.84%	0.82%
Russell 1000 Index	14.54%	13.37%	10.20%	8.79%
Morningstar Quartile - Class I Shares	1st	2nd	2nd	2nd
Morningstar Ranking - based on total returns for Large Blend Funds	41/1391	374/1199	218/1051	409/970

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Performance may be affected by risks that include those associated with non-diversification, portfolio turnover, short sales, potential conflicts of interest, foreign and emerging markets, initial public offerings (IPOs), high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), derivatives, and commodity-linked investments. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

4	JUNE 30, 2018

Janus Henderson U.S. Managed Volatility Fund (unaudited)

Performance

Intech's focus on managed volatility may keep the Fund from achieving excess returns over its index. The strategy may underperform during certain

Janus Investment Fund	5

Janus Henderson U.S. Managed Volatility Fund (unaudited)

Performance

periods of up markets, and may not achieve the desired level of protection in down markets.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

See Financial Highlights for actual expense ratios during the reporting period.

Class A Shares, Class C Shares, Class I Shares, and Class S Shares commenced operations on July 6, 2009, after the reorganization of each class of the predecessor fund into corresponding shares of the Fund. Performance shown for each class for periods prior to July 6, 2009, reflects the historical performance of each corresponding class of the predecessor fund prior to the reorganization, calculated using the fees and expenses of the corresponding class of the predecessor fund respectively, net of any applicable fee and expense limitations or waivers.

Class T Shares commenced operations on July 6, 2009. Performance shown for periods prior to July 6, 2009, reflects the historical performance of the predecessor fund’s Class I Shares, calculated using the fees and expenses of Class T Shares, without the effect of any fee and expense limitations or waivers.

Class N Shares commenced operations on October 28, 2014. Performance shown for periods prior to October 28, 2014, reflects the historical performance of the Fund’s Class I Shares, calculated using the fees and expenses of Class I Shares, net of any applicable fee and expense limitations or waivers.

Class D Shares commenced operations on December 22, 2014. Performance shown for periods prior to December 22, 2014, reflects the historical performance of the Fund’s Class I Shares, calculated using the fees and expenses of Class D Shares, without the effect of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2018 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

*The predecessor Fund’s inception date – December 30, 2005

(1) Closed to certain new investors.

6	JUNE 30, 2018

Janus Henderson U.S. Managed Volatility Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (1/1/18)	Ending Account Value (6/30/18)	Expenses Paid During Period (1/1/18 - 6/30/18)†	Beginning Account Value (1/1/18)	Ending Account Value (6/30/18)	Expenses Paid During Period (1/1/18 - 6/30/18)†	Net Annualized Expense Ratio (1/1/18 - 6/30/18)
Class A Shares	$1,000.00	$1,060.00	$4.70	$1,000.00	$1,020.23	$4.61	0.92%
Class C Shares	$1,000.00	$1,057.00	$7.80	$1,000.00	$1,017.21	$7.65	1.53%
Class D Shares	$1,000.00	$1,061.80	$3.48	$1,000.00	$1,021.42	$3.41	0.68%
Class I Shares	$1,000.00	$1,061.00	$3.47	$1,000.00	$1,021.42	$3.41	0.68%
Class N Shares	$1,000.00	$1,062.20	$2.76	$1,000.00	$1,022.12	$2.71	0.54%
Class S Shares	$1,000.00	$1,059.20	$5.26	$1,000.00	$1,019.69	$5.16	1.03%
Class T Shares	$1,000.00	$1,060.80	$3.93	$1,000.00	$1,020.98	$3.86	0.77%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Investment Fund	7

Janus Henderson U.S. Managed Volatility Fund

Schedule of Investments

June 30, 2018

Shares		Value
Common Stocks – 98.9%
Aerospace & Defense – 5.4%
Boeing Co	60,500	$20,298,355
BWX Technologies Inc	47,500	2,960,200
General Dynamics Corp	5,000	932,050
Harris Corp	47,900	6,923,466
HEICO Corp	65,198	3,973,818
Hexcel Corp	19,800	1,314,324
L3 Technologies Inc	4,500	865,440
Lockheed Martin Corp	32,800	9,690,104
Northrop Grumman Corp	32,500	10,000,250
Raytheon Co	77,200	14,913,496
Rockwell Collins Inc	9,100	1,225,588
Spirit AeroSystems Holdings Inc	10,665	916,230
TransDigm Group Inc	900	310,626
		74,323,947
Air Freight & Logistics – 0.6%
CH Robinson Worldwide Inc	87,300	7,303,518
XPO Logistics Inc*	14,500	1,452,610
		8,756,128
Airlines – 0.3%
Copa Holdings SA	22,000	2,081,640
United Continental Holdings Inc*	19,500	1,359,735
		3,441,375
Auto Components – 0.1%
Gentex Corp	70,400	1,620,608
Banks – 2.4%
Bank of America Corp	9,100	256,529
BankUnited Inc	2,600	106,210
BB&T Corp	13,500	680,940
Citizens Financial Group Inc	44,200	1,719,380
Comerica Inc	22,100	2,009,332
Commerce Bancshares Inc/MO	24,700	1,598,337
Cullen/Frost Bankers Inc	11,100	1,201,464
Fifth Third Bancorp	65,400	1,876,980
Huntington Bancshares Inc/OH	24,000	354,240
JPMorgan Chase & Co	16,200	1,688,040
KeyCorp	5,700	111,378
M&T Bank Corp	4,800	816,720
PNC Financial Services Group Inc	64,100	8,659,910
Popular Inc	64,200	2,902,482
Regions Financial Corp	241,200	4,288,536
Signature Bank/New York NY	1,300	166,244
SunTrust Banks Inc	7,600	501,752
TCF Financial Corp	153,600	3,781,632
Zions Bancorporation	9,200	484,748
		33,204,854
Beverages – 1.8%
Brown-Forman Corp - Class A	70,656	3,452,252
Brown-Forman Corp - Class B	142,925	7,004,754
Constellation Brands Inc	38,100	8,338,947
Dr Pepper Snapple Group Inc*	16,000	1,952,000
Monster Beverage Corp*	81,400	4,664,220
		25,412,173
Biotechnology – 0.7%
Agios Pharmaceuticals Inc*	7,200	606,456
Alnylam Pharmaceuticals Inc*	3,600	354,564
Neurocrine Biosciences Inc*	86,800	8,527,232
		9,488,252
Capital Markets – 6.0%
BlackRock Inc	1,900	948,176

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	JUNE 30, 2018

Janus Henderson U.S. Managed Volatility Fund

Schedule of Investments

June 30, 2018

Shares		Value
Common Stocks – (continued)
Capital Markets – (continued)
Cboe Global Markets Inc	196,100	$20,408,127
CME Group Inc	95,700	15,687,144
E*TRADE Financial Corp*	19,900	1,217,084
FactSet Research Systems Inc	4,000	792,400
Interactive Brokers Group Inc	120,200	7,742,082
Lazard Ltd	71,000	3,472,610
LPL Financial Holdings Inc	164,100	10,755,114
MarketAxess Holdings Inc	5,800	1,147,588
Moody's Corp	9,500	1,620,320
MSCI Inc	15,500	2,564,165
Nasdaq Inc	15,900	1,451,193
S&P Global Inc	20,600	4,200,134
SEI Investments Co	78,900	4,932,828
T Rowe Price Group Inc	40,100	4,655,209
TD Ameritrade Holding Corp	11,500	629,855
		82,224,029
Chemicals – 0.6%
CF Industries Holdings Inc	27,100	1,203,240
Eastman Chemical Co	11,900	1,189,524
Ecolab Inc	3,300	463,089
International Flavors & Fragrances Inc	1,900	235,524
Westlake Chemical Corp	47,000	5,058,610
		8,149,987
Commercial Services & Supplies – 2.1%
Copart Inc*	25,800	1,459,248
KAR Auction Services Inc	10,800	591,840
Republic Services Inc	306,900	20,975,696
Rollins Inc	52,300	2,749,934
Waste Management Inc	43,700	3,554,558
		29,331,276
Communications Equipment – 2.5%
Arista Networks Inc*	61,600	15,861,384
Cisco Systems Inc	55,800	2,401,074
CommScope Holding Co Inc*	64,000	1,869,120
F5 Networks Inc*	43,700	7,536,065
Motorola Solutions Inc	10,600	1,233,522
Palo Alto Networks Inc*	26,300	5,403,861
		34,305,026
Construction & Engineering – 0.1%
Fluor Corp	36,800	1,795,104
Consumer Finance – 0.1%
Ally Financial Inc	6,200	162,874
Credit Acceptance Corp*	3,200	1,130,880
Discover Financial Services	6,300	443,583
		1,737,337
Containers & Packaging – 0.3%
Avery Dennison Corp	38,800	3,961,480
Packaging Corp of America	2,500	279,475
		4,240,955
Distributors – 0.3%
Genuine Parts Co	23,300	2,138,707
Pool Corp	12,300	1,863,450
		4,002,157
Diversified Consumer Services – 0.3%
Bright Horizons Family Solutions Inc*	33,700	3,454,924
Diversified Telecommunication Services – 0.1%
Verizon Communications Inc	8,100	407,511

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson U.S. Managed Volatility Fund

Schedule of Investments

June 30, 2018

Shares		Value
Common Stocks – (continued)
Diversified Telecommunication Services – (continued)
Zayo Group Holdings Inc*	7,400	$269,952
		677,463
Electric Utilities – 3.7%
Alliant Energy Corp	1,800	76,176
American Electric Power Co Inc	24,600	1,703,550
Entergy Corp	16,300	1,316,877
Evergy Inc	244,441	13,725,362
Eversource Energy	600	35,166
Exelon Corp	38,400	1,635,840
FirstEnergy Corp	15,000	538,650
Hawaiian Electric Industries Inc	54,700	1,876,210
NextEra Energy Inc	111,700	18,657,251
Pinnacle West Capital Corp	4,200	338,352
Southern Co	36,100	1,671,791
Xcel Energy Inc	217,600	9,939,968
		51,515,193
Electronic Equipment, Instruments & Components – 1.0%
Amphenol Corp	1,200	104,580
FLIR Systems Inc	6,700	348,199
IPG Photonics Corp*	54,500	12,024,335
Keysight Technologies Inc*	9,900	584,397
National Instruments Corp	11,000	461,780
		13,523,291
Energy Equipment & Services – 0.5%
Baker Hughes a GE Co	12,200	402,966
Halliburton Co	7,100	319,926
Helmerich & Payne Inc	101,800	6,490,768
		7,213,660
Equity Real Estate Investment Trusts (REITs) – 3.7%
American Tower Corp	5,800	836,186
Camden Property Trust	2,400	218,712
Crown Castle International Corp	12,800	1,380,096
CubeSmart	161,600	5,206,752
DCT Industrial Trust Inc	10,000	667,300
Digital Realty Trust Inc	31,910	3,560,518
Equity Commonwealth*	12,900	406,350
Equity LifeStyle Properties Inc	85,300	7,839,070
Extra Space Storage Inc	20,300	2,026,143
JBG SMITH Properties	11,700	426,699
Life Storage Inc	36,100	3,512,891
Prologis Inc	900	59,121
Public Storage	2,400	544,464
Rayonier Inc	27,900	1,079,451
SBA Communications Corp*	56,200	9,279,744
STORE Capital Corp	74,600	2,044,040
Sun Communities Inc	114,200	11,177,896
Uniti Group Inc	21,000	420,630
		50,686,063
Food & Staples Retailing – 1.4%
Costco Wholesale Corp	10,100	2,110,698
Kroger Co	172,800	4,916,160
Sprouts Farmers Market Inc*	248,000	5,473,360
US Foods Holding Corp*	10,700	404,674
Walmart Inc	66,400	5,687,160
		18,592,052
Food Products – 2.2%
Archer-Daniels-Midland Co	37,200	1,704,876
Flowers Foods Inc	85,300	1,776,799
General Mills Inc	3,700	163,762

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	JUNE 30, 2018

Janus Henderson U.S. Managed Volatility Fund

Schedule of Investments

June 30, 2018

Shares		Value
Common Stocks – (continued)
Food Products – (continued)
Hormel Foods Corp	10,300	$383,263
Ingredion Inc	3,500	387,450
Lamb Weston Holdings Inc	239,900	16,435,549
Mondelez International Inc	9,200	377,200
Tyson Foods Inc	133,700	9,205,245
		30,434,144
Gas Utilities – 0%
UGI Corp	8,100	421,767
Health Care Equipment & Supplies – 3.4%
ABIOMED Inc*	23,700	9,694,485
Align Technology Inc*	26,100	8,929,854
Baxter International Inc	63,200	4,666,688
Becton Dickinson and Co	1,630	390,483
DexCom Inc*	28,200	2,678,436
Edwards Lifesciences Corp*	30,700	4,468,999
IDEXX Laboratories Inc*	2,300	501,262
Intuitive Surgical Inc*	29,800	14,258,704
STERIS PLC	14,900	1,564,649
Teleflex Inc	1,000	268,210
		47,421,770
Health Care Providers & Services – 2.3%
Acadia Healthcare Co Inc*	11,300	462,283
Aetna Inc	1,900	348,650
Anthem Inc	21,100	5,022,433
Centene Corp*	47,000	5,790,870
Cigna Corp	5,200	883,740
Envision Healthcare Corp*	93,000	4,092,930
HCA Healthcare Inc	61,400	6,299,640
Humana Inc	5,500	1,636,965
UnitedHealth Group Inc	14,700	3,606,498
Universal Health Services Inc	7,800	869,232
WellCare Health Plans Inc*	12,800	3,151,872
		32,165,113
Hotels, Restaurants & Leisure – 3.7%
Darden Restaurants Inc	3,700	396,122
Domino's Pizza Inc	28,400	8,013,628
Extended Stay America Inc	25,500	551,055
Hilton Grand Vacations Inc*	29,300	1,016,710
Hilton Worldwide Holdings Inc	42,900	3,395,964
Hyatt Hotels Corp	48,400	3,734,060
Las Vegas Sands Corp	8,400	641,424
Marriott International Inc/MD	45,400	5,747,640
McDonald's Corp	52,300	8,194,887
Six Flags Entertainment Corp	47,400	3,320,370
Vail Resorts Inc	2,500	685,475
Wendy's Co	28,100	482,758
Wynn Resorts Ltd	56,100	9,387,774
Yum China Holdings Inc	145,600	5,599,776
		51,167,643
Household Durables – 1.8%
DR Horton Inc	148,400	6,084,400
Garmin Ltd	56,000	3,416,000
Lennar Corp	27,346	1,435,665
NVR Inc*	3,000	8,911,050
PulteGroup Inc	134,000	3,852,500
Toll Brothers Inc	11,400	421,686
		24,121,301
Independent Power and Renewable Electricity Producers – 0.5%
NRG Energy Inc	121,700	3,736,190

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	11

Janus Henderson U.S. Managed Volatility Fund

Schedule of Investments

June 30, 2018

Shares		Value
Common Stocks – (continued)
Independent Power and Renewable Electricity Producers – (continued)
Vistra Energy Corp*	139,400	$3,298,204
		7,034,394
Information Technology Services – 5.4%
Accenture PLC	28,500	4,662,315
Black Knight Inc*	79,000	4,230,450
Broadridge Financial Solutions Inc	28,900	3,326,390
Cognizant Technology Solutions Corp	5,100	402,849
Conduent Inc*	65,200	1,184,684
CoreLogic Inc/United States*	30,000	1,557,000
DXC Technology Co	11,005	887,113
FleetCor Technologies Inc*	14,300	3,012,295
Genpact Ltd	156,600	4,530,438
Jack Henry & Associates Inc	6,100	795,196
Leidos Holdings Inc	1,100	64,900
Mastercard Inc	57,400	11,280,248
PayPal Holdings Inc*	109,200	9,093,084
Square Inc*	235,900	14,540,876
Total System Services Inc	72,700	6,144,604
Visa Inc	9,600	1,271,520
WEX Inc*	34,700	6,609,656
Worldpay Inc*	10,700	875,046
		74,468,664
Insurance – 3.4%
Aflac Inc	71,800	3,088,836
Allstate Corp	31,900	2,911,513
American Financial Group Inc/OH	50,700	5,441,631
Brown & Brown Inc	41,800	1,159,114
Everest Re Group Ltd	6,200	1,428,976
First American Financial Corp	168,700	8,725,164
FNF Group	150,100	5,646,762
Hanover Insurance Group Inc	51,000	6,097,560
Markel Corp*	700	759,045
Progressive Corp	168,400	9,960,860
Travelers Cos Inc	2,900	354,786
WR Berkley Corp	6,100	441,701
XL Group Ltd	10,100	565,095
		46,581,043
Internet & Direct Marketing Retail – 1.0%
Amazon.com Inc*	3,400	5,779,320
Booking Holdings Inc*	100	202,709
Netflix Inc*	16,000	6,262,880
Qurate Retail Inc*	17,000	360,740
Wayfair Inc*	13,600	1,615,136
		14,220,785
Internet Software & Services – 2.3%
Akamai Technologies Inc*	95,000	6,956,850
Facebook Inc*	10,600	2,059,792
GoDaddy Inc*	44,600	3,148,760
IAC/InterActiveCorp*	20,500	3,126,045
Twitter Inc*	171,900	7,506,873
VeriSign Inc*	39,300	5,400,606
Zillow Group Inc - Class A*	8,100	483,975
Zillow Group Inc - Class C*	49,100	2,899,846
		31,582,747
Life Sciences Tools & Services – 0.1%
Bio-Techne Corp	8,900	1,316,755
Charles River Laboratories International Inc*	2,000	224,520
		1,541,275

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

12	JUNE 30, 2018

Janus Henderson U.S. Managed Volatility Fund

Schedule of Investments

June 30, 2018

Shares		Value
Common Stocks – (continued)
Machinery – 1.1%
Allison Transmission Holdings Inc	5,700	$230,793
Caterpillar Inc	25,500	3,459,585
Deere & Co	46,500	6,500,700
Fortive Corp	1,200	92,532
IDEX Corp	9,100	1,241,968
Wabtec Corp/DE	3,700	364,746
Xylem Inc/NY	41,400	2,789,532
		14,679,856
Marine – 0.1%
Kirby Corp*	8,000	668,800
Media – 0.8%
Cable One Inc	400	293,316
Cinemark Holdings Inc	9,500	333,260
Interpublic Group of Cos Inc	17,800	417,232
Live Nation Entertainment Inc*	3,100	150,567
Madison Square Garden Co*	7,500	2,326,425
News Corp	26,500	410,750
Sirius XM Holdings Inc#	200,200	1,355,354
Tribune Media Co	46,500	1,779,555
Twenty-First Century Fox Inc - Class A	34,200	1,699,398
Twenty-First Century Fox Inc - Class B	49,500	2,438,865
		11,204,722
Metals & Mining – 2.2%
Alcoa Corp*	15,900	745,392
Freeport-McMoRan Inc	188,900	3,260,414
Newmont Mining Corp	293,700	11,075,427
Royal Gold Inc	75,900	7,046,556
Southern Copper Corp	139,300	6,528,991
Steel Dynamics Inc	21,500	987,925
		29,644,705
Mortgage Real Estate Investment Trusts (REITs) – 1.3%
AGNC Investment Corp	381,600	7,093,944
Annaly Capital Management Inc	919,100	9,457,539
Chimera Investment Corp	46,500	850,020
		17,401,503
Multiline Retail – 1.8%
Dollar General Corp	51,200	5,048,320
Dollar Tree Inc*	107,600	9,146,000
Kohl's Corp	90,000	6,561,000
Macy's Inc	57,400	2,148,482
Nordstrom Inc	7,200	372,816
Target Corp	12,400	943,888
		24,220,506
Multi-Utilities – 2.5%
Ameren Corp	114,900	6,991,665
CenterPoint Energy Inc	11,700	324,207
Consolidated Edison Inc	136,200	10,620,876
DTE Energy Co	76,800	7,958,784
MDU Resources Group Inc	44,500	1,276,260
Public Service Enterprise Group Inc	88,000	4,764,320
Vectren Corp	38,400	2,743,680
		34,679,792
Oil, Gas & Consumable Fuels – 7.0%
Anadarko Petroleum Corp	88,100	6,453,325
Andeavor	15,300	2,007,054
Cheniere Energy Inc*	63,100	4,113,489
Chevron Corp	20,600	2,604,458
Concho Resources Inc*	3,500	484,225
ConocoPhillips	110,200	7,672,124

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	13

Janus Henderson U.S. Managed Volatility Fund

Schedule of Investments

June 30, 2018

Shares		Value
Common Stocks – (continued)
Oil, Gas & Consumable Fuels – (continued)
Continental Resources Inc/OK*	142,800	$9,247,728
Diamondback Energy Inc	27,800	3,657,646
Energen Corp*	19,900	1,449,118
EOG Resources Inc	19,800	2,463,714
HollyFrontier Corp	238,800	16,341,084
Marathon Oil Corp	62,900	1,312,094
Marathon Petroleum Corp	46,800	3,283,488
Occidental Petroleum Corp	50,100	4,192,368
ONEOK Inc	29,700	2,073,951
PBF Energy Inc	106,800	4,478,124
Phillips 66	27,900	3,133,449
Pioneer Natural Resources Co	27,000	5,109,480
RSP Permian Inc*	28,400	1,250,168
Targa Resources Corp	22,200	1,098,678
Valero Energy Corp	83,200	9,221,056
Whiting Petroleum Corp*	14,100	743,352
WPX Energy Inc*	262,100	4,725,663
		97,115,836
Personal Products – 1.4%
Estee Lauder Cos Inc	65,000	9,274,850
Herbalife Nutrition Ltd*	107,600	5,780,272
Nu Skin Enterprises Inc	55,100	4,308,269
		19,363,391
Pharmaceuticals – 0.1%
Zoetis Inc	18,100	1,541,939
Professional Services – 1.1%
CoStar Group Inc*	5,200	2,145,676
Robert Half International Inc	24,800	1,614,480
TransUnion	120,900	8,661,276
Verisk Analytics Inc*	23,600	2,540,304
		14,961,736
Real Estate Management & Development – 0.2%
CBRE Group Inc*	8,500	405,790
Howard Hughes Corp*	2,800	371,000
Jones Lang LaSalle Inc	11,200	1,859,088
		2,635,878
Road & Rail – 1.1%
JB Hunt Transport Services Inc	50,100	6,089,655
Kansas City Southern	24,100	2,553,636
Landstar System Inc	17,600	1,921,920
Old Dominion Freight Line Inc	31,200	4,647,552
		15,212,763
Semiconductor & Semiconductor Equipment – 2.1%
First Solar Inc*	18,600	979,476
Micron Technology Inc*	231,400	12,134,616
NVIDIA Corp	54,100	12,816,290
NXP Semiconductors NV*	700	76,489
Texas Instruments Inc	29,000	3,197,250
		29,204,121
Software – 4.9%
Activision Blizzard Inc	14,800	1,129,536
Adobe Systems Inc*	5,100	1,243,431
ANSYS Inc*	1,900	330,942
Citrix Systems Inc*	14,600	1,530,664
Dell Technologies Inc Class V*	93,600	7,916,688
FireEye Inc*	44,100	678,699
Fortinet Inc*	109,400	6,829,842
Intuit Inc	12,300	2,512,952
PTC Inc*	47,500	4,455,975

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

14	JUNE 30, 2018

Janus Henderson U.S. Managed Volatility Fund

Schedule of Investments

June 30, 2018

Shares		Value
Common Stocks – (continued)
Software – (continued)
Red Hat Inc*	16,700	$2,243,979
salesforce.com Inc*	44,600	6,083,440
ServiceNow Inc*	73,800	12,728,286
Splunk Inc*	11,700	1,159,587
SS&C Technologies Holdings Inc	23,800	1,235,220
Symantec Corp	23,800	491,470
Take-Two Interactive Software Inc*	7,000	828,520
Tyler Technologies Inc*	10,200	2,265,420
Ultimate Software Group Inc*	1,500	385,965
VMware Inc*,#	93,700	13,771,089
Workday Inc*	2,900	351,248
		68,172,953
Specialty Retail – 2.4%
AutoZone Inc*	13,200	8,856,276
Best Buy Co Inc	95,500	7,122,390
Burlington Stores Inc*	62,700	9,438,231
Home Depot Inc	2,300	448,730
Ross Stores Inc	25,600	2,169,600
Tiffany & Co	2,100	276,360
TJX Cos Inc	15,900	1,513,362
Ulta Beauty Inc*	5,700	1,330,722
Urban Outfitters Inc*	48,900	2,178,495
Williams-Sonoma Inc	4,400	270,072
		33,604,238
Technology Hardware, Storage & Peripherals – 0.1%
Apple Inc	2,500	462,775
Hewlett Packard Enterprise Co	31,600	461,676
NetApp Inc	6,900	541,857
		1,466,308
Textiles, Apparel & Luxury Goods – 4.7%
Carter's Inc	61,000	6,611,790
Lululemon Athletica Inc*	84,000	10,487,400
Michael Kors Holdings Ltd*	200,500	13,353,300
NIKE Inc	14,000	1,115,520
PVH Corp	61,300	9,177,836
Ralph Lauren Corp	15,100	1,898,372
Skechers U.S.A. Inc*	75,000	2,250,750
Tapestry Inc	188,500	8,804,835
VF Corp	140,000	11,412,800
		65,112,603
Tobacco – 1.4%
Altria Group Inc	344,800	19,581,192
Trading Companies & Distributors – 1.1%
Fastenal Co	45,400	2,185,102
MSC Industrial Direct Co Inc	12,300	1,043,655
United Rentals Inc*	30,700	4,531,934
Watsco Inc	4,900	873,572
WW Grainger Inc	22,500	6,939,000
		15,573,263
Water Utilities – 1.4%
American Water Works Co Inc	227,500	19,423,950
Aqua America Inc	7,100	249,778
		19,673,728
Total Common Stocks (cost $1,201,957,911)		1,364,576,333

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	15

Janus Henderson U.S. Managed Volatility Fund

Schedule of Investments

June 30, 2018

Shares		Value
Investment Companies – 0.8%
Investments Purchased with Cash Collateral from Securities Lending – 0.8%
Janus Henderson Cash Collateral Fund LLC, 1.8237%ºº,£ (cost $10,826,575)	10,826,575	$10,826,575
Total Investments (total cost $1,212,784,486) – 99.7%		1,375,402,908
Cash, Receivables and Other Assets, net of Liabilities – 0.3%		3,487,560
Net Assets – 100%		$1,378,890,468

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$1,356,585,574	98.6%
Peru	6,528,991	0.5
China	5,599,776	0.4
India	4,530,438	0.3
Panama	2,081,640	0.2
Netherlands	76,489	0.0

Total	$1,375,402,908	100.0%

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 6/30/18
Investment Companies - 0.8%
Investments Purchased with Cash Collateral from Securities Lending - 0.8%
Janus Henderson Cash Collateral Fund LLC,1.8237%ºº	$68,622∆	$-	$-	$10,826,575
Money Markets - N/A
Janus Henderson Cash Liquidity Fund LLC,1.8501%ºº	$167,352	$-	$-	$-
Total Affiliated Investments - 0.8%	$235,974	$-	$-	$10,826,575

	Share Balance at 6/30/17	Purchases	Sales	Share Balance at 6/30/18
Investment Companies - 0.8%
Investments Purchased with Cash Collateral from Securities Lending - 0.8%
Janus Henderson Cash Collateral Fund LLC,1.8237%ºº	8,420,950	187,368,044	(184,962,419)	10,826,575
Money Markets - N/A
Janus Henderson Cash Liquidity Fund LLC,1.8501%ºº	6,586,527	380,785,812	(387,372,339)	-

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

16	JUNE 30, 2018

Janus Henderson U.S. Managed Volatility Fund

Notes to Schedule of Investments and Other Information

Russell 1000® Index	Russell 1000® Index reflects the performance of U.S. large-cap equities.

LLC	Limited Liability Company
PLC	Public Limited Company

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of June 30, 2018.

#	Loaned security; a portion of the security is on loan at June 30, 2018.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

∆	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of June 30, 2018. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quotes Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Common Stocks	$1,364,576,333	$-	$-
Investment Companies	-	10,826,575	-
Total Assets	$1,364,576,333	$10,826,575	$-

Janus Investment Fund	17

Janus Henderson U.S. Managed Volatility Fund

Statement of Assets and Liabilities

June 30, 2018

See footnotes at the end of the Statement.

Assets:
Unaffiliated investments, at value(1)(2)	$1,364,576,333
Affiliated investments, at value(3)	10,826,575
Non-interested Trustees' deferred compensation	28,848
Receivables:
Investments sold	26,734,727
Fund shares sold	1,995,700
Dividends	1,543,496
Dividends from affiliates	1,079
Other assets	18,882
Total Assets	1,405,725,640
Liabilities:
Due to custodian	13,698,894
Collateral for securities loaned (Note 2)	10,826,575
Payables:	—
Fund shares repurchased	760,953
Advisory fees	601,795
Investments purchased	461,858
Transfer agent fees and expenses	278,000
12b-1 Distribution and shareholder servicing fees	39,743
Professional fees	35,999
Non-affiliated fund administration fees payable	29,964
Non-interested Trustees' deferred compensation fees	28,848
Non-interested Trustees' fees and expenses	10,641
Affiliated fund administration fees payable	3,009
Custodian fees	460
Accrued expenses and other payables	58,433
Total Liabilities	26,835,172
Net Assets	$1,378,890,468

See Notes to Financial Statements.

18	JUNE 30, 2018

Janus Henderson U.S. Managed Volatility Fund

Statement of Assets and Liabilities

June 30, 2018

Net Assets Consist of:
Capital (par value and paid-in surplus)	$1,177,540,018
Undistributed net investment income/(loss)	(28,848)
Undistributed net realized gain/(loss) from investments	38,760,382
Unrealized net appreciation/(depreciation) of investments and non-interested Trustees’ deferred compensation	162,618,916
Total Net Assets	$1,378,890,468
Net Assets - Class A Shares	$24,344,890
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	2,087,950
Net Asset Value Per Share(4)	$11.66
Maximum Offering Price Per Share(5)	$12.37
Net Assets - Class C Shares	$31,692,104
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	2,798,622
Net Asset Value Per Share(4)	$11.32
Net Assets - Class D Shares	$343,865,344
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	29,860,735
Net Asset Value Per Share	$11.52
Net Assets - Class I Shares	$643,071,341
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	55,188,895
Net Asset Value Per Share	$11.65
Net Assets - Class N Shares	$44,650,698
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	3,841,758
Net Asset Value Per Share	$11.62
Net Assets - Class S Shares	$31,160,294
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	2,679,446
Net Asset Value Per Share	$11.63
Net Assets - Class T Shares	$260,105,797
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	22,600,994
Net Asset Value Per Share	$11.51

(1) Includes cost of $1,201,957,911.

(2) Includes $10,594,542 of securities on loan. See Note 2 in Notes to Financial Statements.

(3) Includes cost of $10,826,575.

(4) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(5) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

Janus Investment Fund	19

Janus Henderson U.S. Managed Volatility Fund

Statement of Operations

For the year ended June 30, 2018

Investment Income:
Dividends	$20,051,188
Dividends from affiliates	167,352
Affiliated securities lending income, net	68,622
Other income	9,358
Foreign tax withheld	(328)
Total Investment Income	20,296,192
Expenses:
Advisory fees	6,106,575
12b-1 Distribution and shareholder servicing fees:
Class A Shares	66,391
Class C Shares	299,836
Class S Shares	79,336
Transfer agent administrative fees and expenses:
Class D Shares	400,375
Class S Shares	79,336
Class T Shares	644,220
Transfer agent networking and omnibus fees:
Class A Shares	37,132
Class C Shares	25,496
Class I Shares	667,167
Other transfer agent fees and expenses:
Class A Shares	2,978
Class C Shares	3,229
Class D Shares	56,912
Class I Shares	20,672
Class N Shares	1,280
Class S Shares	532
Class T Shares	4,916
Registration fees	164,506
Shareholder reports expense	94,731
Affiliated fund administration fees	75,403
Professional fees	67,832
Non-interested Trustees’ fees and expenses	38,859
Non-affiliated fund administration fees	29,964
Custodian fees	11,967
Other expenses	43,323
Total Expenses	9,022,968
Less: Excess Expense Reimbursement and Waivers	(21,771)
Net Expenses	9,001,197
Net Investment Income/(Loss)	11,294,995
Net Realized Gain/(Loss) on Investments:
Investments	91,737,641
Total Net Realized Gain/(Loss) on Investments	91,737,641
Change in Unrealized Net Appreciation/Depreciation:
Investments and non-interested Trustees’ deferred compensation	91,761,806
Total Change in Unrealized Net Appreciation/Depreciation	91,761,806
Net Increase/(Decrease) in Net Assets Resulting from Operations	$194,794,442

See Notes to Financial Statements.

20	JUNE 30, 2018

Janus Henderson U.S. Managed Volatility Fund

Statements of Changes in Net Assets

	Year ended June 30, 2018	Year ended June 30, 2017

Operations:
Net investment income/(loss)	$11,294,995	$6,989,556
Net realized gain/(loss) on investments	91,737,641	45,256,611
Change in unrealized net appreciation/depreciation	91,761,806	(22,743,083)
Net Increase/(Decrease) in Net Assets Resulting from Operations	194,794,442	29,503,084
Dividends and Distributions to Shareholders:
Dividends from Net Investment Income
Class A Shares	(855,703)	(633,191)
Class C Shares	(1,102,374)	(223,230)
Class D Shares	(12,510,655)	(399,781)
Class I Shares	(19,911,965)	(4,404,248)
Class N Shares	(1,606,396)	(1,317,327)
Class S Shares	(1,102,013)	(50,598)
Class T Shares	(9,661,769)	(3,011,194)
Total Dividends from Net Investment Income	(46,750,875)	(10,039,569)
Distributions from Net Realized Gain from Investment Transactions
Class A Shares	(343,609)	—
Class C Shares	(477,475)	—
Class D Shares	(4,752,938)	—
Class I Shares	(7,506,277)	—
Class N Shares	(598,767)	—
Class S Shares	(441,613)	—
Class T Shares	(3,721,506)	—
Total Distributions from Net Realized Gain from Investment Transactions	(17,842,185)	—
Net Decrease from Dividends and Distributions to Shareholders	(64,593,060)	(10,039,569)
Capital Share Transactions: (Note 5)
Class A Shares	(21,345,841)	10,129,169
Class C Shares	(6,631,035)	15,228,510
Class D Shares	(20,202,535)	313,682,142
Class I Shares	269,406,849	144,381,773
Class N Shares	(4,795,246)	(33,929,619)
Class S Shares	(7,724,402)	31,923,349
Class T Shares	(23,508,080)	105,607,866
Net Increase/(Decrease) from Capital Share Transactions	185,199,710	587,023,190
Net Increase/(Decrease) in Net Assets	315,401,092	606,486,705
Net Assets:
Beginning of period	1,063,489,376	457,002,671
End of period	$1,378,890,468	$1,063,489,376

Undistributed Net Investment Income/(Loss)	$(28,848)	$1,052,750

See Notes to Financial Statements.

Janus Investment Fund	21

Janus Henderson U.S. Managed Volatility Fund

Financial Highlights

Class A Shares
For a share outstanding during each year ended June 30	2018	2017	2016		2015	2014
Net Asset Value, Beginning of Period	$10.41	$9.87	$9.04		$13.16	$12.45
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.08	0.12	0.11		0.12	0.12
Net realized and unrealized gain/(loss)	1.73	0.60	0.75		0.38	2.78
Total from Investment Operations	1.81	0.72	0.86		0.50	2.90
Less Dividends and Distributions:
Dividends (from net investment income)	(0.40)	(0.18)	(0.03)		(0.14)	(0.11)
Distributions (from capital gains)	(0.16)	—	—		(4.48)	(2.08)
Total Dividends and Distributions	(0.56)	(0.18)	(0.03)		(4.62)	(2.19)
Net Asset Value, End of Period	$11.66	$10.41	$9.87		$9.04	$13.16
Total Return*	17.73%	7.38%	9.54%		4.04%	24.98%
Net Assets, End of Period (in thousands)	$24,345	$42,371	$30,628		$8,845	$1,424
Average Net Assets for the Period (in thousands)	$26,879	$32,360	$16,493		$2,962	$8,530
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.94%	0.92%	0.93%		1.03%	1.03%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.94%	0.92%	0.93%		1.03%	1.01%
Ratio of Net Investment Income/(Loss)	0.69%	1.21%	1.22%		1.17%	0.91%
Portfolio Turnover Rate	102%	108%	72%		107%	150%
				1

Class C Shares
For a share outstanding during each year ended June 30	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$10.16	$9.62	$8.85	$13.09	$12.43
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.01	0.04	0.05	0.04	0.04
Net realized and unrealized gain/(loss)	1.68	0.59	0.73	0.37	2.77
Total from Investment Operations	1.69	0.63	0.78	0.41	2.81
Less Dividends and Distributions:
Dividends (from net investment income)	(0.37)	(0.09)	(0.01)	(0.17)	(0.07)
Distributions (from capital gains)	(0.16)	—	—	(4.48)	(2.08)
Total Dividends and Distributions	(0.53)	(0.09)	(0.01)	(4.65)	(2.15)
Net Asset Value, End of Period	$11.32	$10.16	$9.62	$8.85	$13.09
Total Return*	16.96%	6.59%	8.87%	3.26%	24.20%
Net Assets, End of Period (in thousands)	$31,692	$34,652	$18,116	$4,330	$861
Average Net Assets for the Period (in thousands)	$32,871	$23,745	$9,583	$1,567	$643
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.54%	1.67%	1.61%	1.73%	1.67%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.54%	1.67%	1.61%	1.73%	1.67%
Ratio of Net Investment Income/(Loss)	0.12%	0.39%	0.58%	0.41%	0.31%
Portfolio Turnover Rate	102%	108%	72%	107%	150%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

22	JUNE 30, 2018

Janus Henderson U.S. Managed Volatility Fund

Financial Highlights

Class D Shares
For a share outstanding during each year or period ended June 30	2018	2017	2016	2015(1)
Net Asset Value, Beginning of Period	$10.29	$9.75	$8.93	$10.10
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.11	0.19	0.12	0.03
Net realized and unrealized gain/(loss)	1.70	0.55	0.73	0.16
Total from Investment Operations	1.81	0.74	0.85	0.19
Less Dividends and Distributions:
Dividends (from net investment income)	(0.42)	(0.20)	(0.03)	—
Distributions (from capital gains)	(0.16)	—	—	(1.36)
Total Dividends and Distributions	(0.58)	(0.20)	(0.03)	(1.36)
Net Asset Value, End of Period	$11.52	$10.29	$9.75	$8.93
Total Return*	17.99%	7.67%	9.55%	1.50%
Net Assets, End of Period (in thousands)	$343,865	$326,401	$14,953	$3,322
Average Net Assets for the Period (in thousands)	$334,494	$24,628	$7,109	$2,101
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.69%	0.79%	0.83%	1.21%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.69%	0.79%	0.83%	1.11%
Ratio of Net Investment Income/(Loss)	0.98%	2.03%	1.30%	0.66%
Portfolio Turnover Rate	102%	108%	72%	107%

Class I Shares
For a share outstanding during each year ended June 30	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$10.40	$9.86	$9.02	$13.25	$12.51
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.11	0.14	0.13	0.16	0.17
Net realized and unrealized gain/(loss)	1.73	0.61	0.75	0.38	2.80
Total from Investment Operations	1.84	0.75	0.88	0.54	2.97
Less Dividends and Distributions:
Dividends (from net investment income)	(0.43)	(0.21)	(0.04)	(0.29)	(0.15)
Distributions (from capital gains)	(0.16)	—	—	(4.48)	(2.08)
Total Dividends and Distributions	(0.59)	(0.21)	(0.04)	(4.77)	(2.23)
Net Asset Value, End of Period	$11.65	$10.40	$9.86	$9.02	$13.25
Total Return*	18.02%	7.76%	9.78%	4.35%	25.48%
Net Assets, End of Period (in thousands)	$643,071	$325,847	$171,556	$101,060	$104,039
Average Net Assets for the Period (in thousands)	$495,143	$203,913	$101,772	$61,707	$86,864
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.68%	0.65%	0.65%	0.71%	0.66%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.68%	0.65%	0.65%	0.71%	0.66%
Ratio of Net Investment Income/(Loss)	0.98%	1.43%	1.42%	1.36%	1.32%
Portfolio Turnover Rate	102%	108%	72%	107%	150%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from December 22, 2014 (inception date) through June 30, 2015.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	23

Janus Henderson U.S. Managed Volatility Fund

Financial Highlights

Class N Shares
For a share outstanding during each year or period ended June 30	2018	2017	2016	2015(1)
Net Asset Value, Beginning of Period	$10.37	$9.83	$8.99	$13.03
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.12	0.16	0.14	0.11
Net realized and unrealized gain/(loss)	1.72	0.60	0.74	0.66
Total from Investment Operations	1.84	0.76	0.88	0.77
Less Dividends and Distributions:
Dividends (from net investment income)	(0.43)	(0.22)	(0.04)	(0.33)
Distributions (from capital gains)	(0.16)	—	—	(4.48)
Total Dividends and Distributions	(0.59)	(0.22)	(0.04)	(4.81)
Net Asset Value, End of Period	$11.62	$10.37	$9.83	$8.99
Total Return*	18.13%	7.87%	9.85%	6.22%
Net Assets, End of Period (in thousands)	$44,651	$44,318	$75,067	$74,862
Average Net Assets for the Period (in thousands)	$43,765	$61,477	$72,242	$53,040
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.54%	0.57%	0.61%	0.72%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.54%	0.57%	0.61%	0.72%
Ratio of Net Investment Income/(Loss)	1.12%	1.63%	1.49%	1.56%
Portfolio Turnover Rate	102%	108%	72%	107%

Class S Shares
For a share outstanding during each year ended June 30	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$10.40	$9.83	$9.01	$13.27	$12.53
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.07	0.15	0.08	0.11	0.11
Net realized and unrealized gain/(loss)	1.72	0.57	0.75	0.39	2.82
Total from Investment Operations	1.79	0.72	0.83	0.50	2.93
Less Dividends and Distributions:
Dividends (from net investment income)	(0.40)	(0.15)	(0.01)	(0.28)	(0.11)
Distributions (from capital gains)	(0.16)	—	—	(4.48)	(2.08)
Total Dividends and Distributions	(0.56)	(0.15)	(0.01)	(4.76)	(2.19)
Net Asset Value, End of Period	$11.63	$10.40	$9.83	$9.01	$13.27
Total Return*	17.56%	7.40%	9.27%	3.99%	25.01%
Net Assets, End of Period (in thousands)	$31,160	$35,264	$3,490	$12,967	$64
Average Net Assets for the Period (in thousands)	$31,843	$3,882	$8,378	$2,892	$63
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.04%	1.12%	1.12%	1.20%	1.23%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.03%	1.08%	1.07%	1.18%	1.08%
Ratio of Net Investment Income/(Loss)	0.62%	1.50%	0.88%	1.20%	0.88%
Portfolio Turnover Rate	102%	108%	72%	107%	150%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from October 28, 2014 (inception date) through June 30, 2015.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

24	JUNE 30, 2018

Janus Henderson U.S. Managed Volatility Fund

Financial Highlights

Class T Shares
For a share outstanding during each year ended June 30	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$10.28	$9.75	$8.93	$13.19	$12.48
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.10	0.13	0.11	0.13	0.14
Net realized and unrealized gain/(loss)	1.71	0.59	0.74	0.38	2.80
Total from Investment Operations	1.81	0.72	0.85	0.51	2.94
Less Dividends and Distributions:
Dividends (from net investment income)	(0.42)	(0.19)	(0.03)	(0.29)	(0.15)
Distributions (from capital gains)	(0.16)	—	—	(4.48)	(2.08)
Total Dividends and Distributions	(0.58)	(0.19)	(0.03)	(4.77)	(2.23)
Net Asset Value, End of Period	$11.51	$10.28	$9.75	$8.93	$13.19
Total Return*	17.94%	7.48%	9.55%	4.19%	25.27%
Net Assets, End of Period (in thousands)	$260,106	$254,637	$143,193	$82,199	$18,659
Average Net Assets for the Period (in thousands)	$258,372	$156,046	$102,987	$31,644	$9,758
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.79%	0.82%	0.86%	0.95%	0.90%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.78%	0.82%	0.85%	0.95%	0.90%
Ratio of Net Investment Income/(Loss)	0.88%	1.31%	1.26%	1.27%	1.09%
Portfolio Turnover Rate	102%	108%	72%	107%	150%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	25

Janus Henderson U.S. Managed Volatility Fund

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Janus Henderson U.S. Managed Volatility Fund (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 49 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks long-term growth of capital. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares. Class D Shares are closed to certain new investors.

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus Henderson funds. Class D Shares are available only to investors who hold accounts directly with the Janus Henderson funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of: 1) certain adviser-assisted, employer-sponsored retirement plans, including 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans; and 2) retail investors purchasing in qualified or nonqualified accounts, whose accounts are held through an omnibus account at their financial intermediary, and where the financial intermediary requires no payment or reimbursement from the Fund, Janus Capital Management LLC (“Janus Capital”), or its affiliates. Class N Shares are also available to Janus Henderson proprietary products and to certain direct institutional investors approved by Janus Distributors LLC dba Janus Henderson Distributors (“Janus Henderson Distributors”) including, but not limited to, corporations, certain retirement plans, public plans, and foundations and endowments, subject to minimum investment requirements.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price.

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Janus Henderson U.S. Managed Volatility Fund

Notes to Financial Statements

Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2018 to fair value the Fund’s investments in

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Notes to Financial Statements

securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the year. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or the Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

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Notes to Financial Statements

On December 22, 2017, the Tax Cuts and Jobs Act was signed into law. Currently, Management does not believe the bill will have a material impact on the Fund’s intention to continue to qualify as a regulated investment company, which is generally not subject to U.S. federal income tax.

2. Other Investments and Strategies

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) of 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). There is considerable uncertainty about how Brexit will be conducted, how negotiations of necessary treaties and trade agreements will proceed, or how financial markets will react. In addition, one or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

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Notes to Financial Statements

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions in accordance with the Agency Securities Lending and Repurchase Agreement. For financial reporting purposes, the Fund does not offset financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities. Securities on loan will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Upon receipt of cash collateral, Janus Capital intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Henderson Cash Collateral Fund LLC. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The following table presents gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the Fund's Schedule of Investments.

Offsetting of Financial Assets and Derivative Assets

Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

Deutsche Bank AG	$10,594,542	$—	$(10,594,542)	$—

(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

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Notes to Financial Statements

Real Estate Investing

To the extent that real estate-related securities may be included in the Fund’s named benchmark index, Intech’s mathematical investment process may select equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Securities Lending

Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to certain qualified broker-dealers and institutions. Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions in accordance with the Agency Securities Lending and Repurchase Agreement. The Fund may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Henderson Cash Collateral Fund LLC. An investment in Janus Henderson Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Henderson Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Henderson Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Henderson Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments (if applicable). Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations. As of June 30, 2018, securities lending transactions accounted for as secured borrowings with an overnight and continuous contractual maturity are $10,594,542 for equity securities. Gross amounts of recognized liabilities for securities lending (collateral received) as of June 30, 2018 is $10,826,575, resulting in the net amount due to the counterparty of $232,033.

3. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The Fund’s contractual investment advisory fee rate (expressed as an annual rate) is 0.50% of its average daily net assets.

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Notes to Financial Statements

Intech Investment Management LLC (“Intech”) serves as subadviser to the Fund. As subadviser, Intech provides day-to-day management of the investment operations of the Fund subject to the general oversight of Janus Capital. Janus Capital owns approximately 97% of Intech.

Janus Capital pays Intech a subadvisory fee rate equal to 50% of the investment advisory fee paid by the Fund to Janus Capital (net of any fee waivers and expense reimbursements).

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s total annual fund operating expenses, including the investment advisory fee, but excluding the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus/administrative fees payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.79% of the Fund’s average daily net assets. Janus Capital has agreed to continue the waivers until at least November 1, 2018. If applicable, amounts waived and/or reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund’s Class D Shares pay an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital. For all share classes except Class D Shares, Janus Services also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.

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Notes to Financial Statements

Janus Services is compensated for its services related to the Fund’s Class D Shares. In addition to the administrative fees discussed above, Janus Services receives reimbursement for out-of-pocket costs it incurs for serving as transfer agent and providing, or arranging for, servicing to shareholders. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Henderson Distributors, a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Henderson Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution and shareholder servicing fees” in the Statement of Operations.

Janus Capital serves as administrator to the Fund pursuant to an administration agreement between Janus Capital and the Trust. Under the administration agreement, Janus Capital provides oversight and coordination of the Fund’s service providers, recordkeeping, and other administrative services, and is reimbursed by the Fund for certain of its costs in providing these services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. The Fund pays for some or all of the salaries, fees, and expenses of Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital (or any subadvisor, as applicable) provides to the Fund. These amounts are disclosed as “Affiliated Fund administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Fund’s Chief Compliance Officer and certain compliance staff, all of whom are employees of Janus Capital and/or its affiliates, are shared with the Fund. Total compensation of $476,345 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended June 30, 2018. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

Effective April 1, 2018, BNP Paribas Financial Services (“BPFS”) provides certain administrative services to the Fund, including services related to Fund accounting, calculation of the Fund’s daily NAV, and Fund audit, tax, and reporting obligations, pursuant to a sub-administration agreement with Janus Capital on behalf of the Fund. As compensation for such services, Janus Capital pays BPFS a fee based on a percentage of the Fund’s assets, along with a flat fee, and is reimbursed by the Fund for amounts paid to BPFS (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). These amounts are disclosed as “Non-affiliated fund administration fees” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of June 30, 2018 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended June 30, 2018 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be

Janus Investment Fund	33

Janus Henderson U.S. Managed Volatility Fund

Notes to Financial Statements

deferred until distributed in accordance with the Deferred Plan. Deferred fees of $471,025 were paid by the Trust to the Trustees under the Deferred Plan during the year ended June 30, 2018.

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Henderson Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Henderson Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Fund's ability to withdraw investments from Janus Henderson Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Henderson Cash Liquidity Fund LLC. The units of Janus Henderson Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the year ended June 30, 2018 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Henderson Distributors and financial intermediaries. During the year ended June 30, 2018, Janus Henderson Distributors retained upfront sales charges of $5,368.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Henderson Distributors during the year ended June 30, 2018.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the year ended June 30, 2018, redeeming shareholders of Class C Shares paid CDSCs of $2,628.

As of June 30, 2018, shares of the Fund were owned by affiliates of Janus Henderson Investors, and/or other funds advised by Janus Henderson, as indicated in the table below:

Class	% of Class Owned	% of Fund Owned
Class A Shares	-%	-%
Class C Shares	-	-
Class D Shares	-*	-*
Class I Shares	-	-
Class N Shares	67	2
Class S Shares	-*	-*
Class T Shares	-	-

* Less than 0.50%

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Janus Henderson U.S. Managed Volatility Fund

Notes to Financial Statements

In addition, other shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

4. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations; (2) losses or deductions the Fund may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of deferred compensation. The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

			Loss Deferrals		Other Book	Net Tax
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Late-Year Ordinary Loss	Post-October Capital Loss	to Tax Differences	Appreciation/ (Depreciation)
$ -	$ 38,551,688	$ -	$ -	$ -	$ (28,354)	$162,827,116

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2018 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 1,212,575,792	$183,363,488	$(20,536,372)	$ 162,827,116

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended June 30, 2018
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 35,896,768	$ 28,696,292	$ -	$ -

For the year ended June 30, 2017
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 10,039,569	$ -	$ -	$ -

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. The following reclassifications have been made to the Fund:

Janus Investment Fund	35

Janus Henderson U.S. Managed Volatility Fund

Notes to Financial Statements

Increase/(Decrease) to Capital	Increase/(Decrease) to Undistributed Net Investment Income/Loss	Increase/(Decrease) to Undistributed Net Realized Gain/Loss
$ 875,478	$ 34,374,282	$ (35,249,760)

Capital has been adjusted by $875,478, all of which is long-term capital gain, for distributions in connection with Fund share redemptions (tax equalization).

5. Capital Share Transactions

	Year ended June 30, 2018		Year ended June 30, 2017
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	519,924	$ 5,894,082	2,861,954	$ 28,035,751
Shares from the Acquisition (See Note 8)	-	-	1,725,937	18,155,127
Reinvested dividends and distributions	81,312	893,618	60,916	600,310
Shares repurchased	(2,583,336)	(28,133,541)	(3,683,482)	(36,662,019)
Net Increase/(Decrease)	(1,982,100)	$ (21,345,841)	965,325	$ 10,129,169
Class C Shares:
Shares sold	372,688	$ 4,117,731	1,108,181	$ 10,653,520
Shares from the Acquisition (See Note 8)	-	-	1,061,216	10,894,999
Reinvested dividends and distributions	130,504	1,397,699	19,846	191,224
Shares repurchased	(1,114,923)	(12,146,465)	(663,006)	(6,511,233)
Net Increase/(Decrease)	(611,731)	$ (6,631,035)	1,526,237	$ 15,228,510
Class D Shares:
Shares sold	1,381,786	$ 15,357,310	1,620,408	$ 15,852,008
Shares from the Acquisition (See Note 8)	-	-	29,905,630	310,788,509
Reinvested dividends and distributions	1,575,312	17,076,380	40,294	396,674
Shares repurchased	(4,829,011)	(52,636,225)	(1,367,113)	(13,355,049)
Net Increase/(Decrease)	(1,871,913)	$ (20,202,535)	30,199,219	$313,682,142
Class I Shares:
Shares sold	36,001,016	$406,174,513	10,255,625	$101,607,935
Shares from the Acquisition (See Note 8)	-	-	11,547,782	121,356,630
Reinvested dividends and distributions	2,325,735	25,513,312	356,997	3,554,002
Shares repurchased	(14,464,180)	(162,280,976)	(8,227,605)	(82,136,794)
Net Increase/(Decrease)	23,862,571	$269,406,849	13,932,799	$144,381,773
Class N Shares:
Shares sold	225,019	$ 2,515,940	437,321	$ 4,457,220
Shares from the Acquisition (See Note 8)	-	-	654,638	6,857,942
Reinvested dividends and distributions	201,569	2,205,163	134,253	1,317,327
Shares repurchased	(858,890)	(9,516,349)	(4,588,665)	(46,562,108)
Net Increase/(Decrease)	(432,302)	$ (4,795,246)	(3,362,453)	$ (33,929,619)
Class S Shares:
Shares sold	203,853	$ 2,276,983	81,308	$ 813,461
Shares from the Acquisition (See Note 8)	-	-	3,107,956	32,650,657
Reinvested dividends and distributions	140,460	1,540,847	5,070	50,311
Shares repurchased	(1,056,508)	(11,542,232)	(157,551)	(1,591,080)
Net Increase/(Decrease)	(712,195)	$ (7,724,402)	3,036,783	$ 31,923,349
Class T Shares:
Shares sold	5,051,125	$ 56,675,211	7,553,691	$ 73,719,178
Shares from the Acquisition (See Note 8)	-	-	11,163,860	116,002,803
Reinvested dividends and distributions	1,211,117	13,128,506	305,851	3,000,155
Shares repurchased	(8,420,648)	(93,311,797)	(8,955,612)	(87,114,270)
Net Increase/(Decrease)	(2,158,406)	$ (23,508,080)	10,067,790	$105,607,866

36	JUNE 30, 2018

Janus Henderson U.S. Managed Volatility Fund

Notes to Financial Statements

6. Purchases and Sales of Investment Securities

For the year ended June 30, 2018, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$1,365,678,529	$1,237,351,473	$ -	$ -

7. Recent Accounting Pronouncements

The Securities and Exchange Commission ("SEC") adopted new rules as well as amendments to its rules to modernize the reporting and disclosure of information by registered investment companies. In addition, the SEC adopted amendments to Regulation S-X, which require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date of the amendments to Regulation S-X was August 1, 2017. This report incorporates the amendments to Regulation S-X.

The FASB issued Accounting Standards Update No. 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities ("ASU 2017-08") to amend the amortization period for certain purchased callable debt securities held at a premium. The guidance requires certain premiums on callable debt securities to be amortized to the earliest call date. The amortization period for callable debt securities purchased at a discount will not be impacted. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Early adoption is permitted, including adoption in an interim period. Management is currently evaluating the impacts of ASU 2017-08 on the financial statements.

8. Fund Acquisition

The Board of Trustees of Janus Investment Fund approved an Agreement and Plan of Reorganization that provided for the merger of Janus Henderson U.S. Core Fund (formerly named INTECH U.S. Core Fund “Target Fund”) with and into Janus Henderson U.S. Managed Volatility Fund (formerly named INTECH U.S. Managed Volatility Fund “Acquiring Fund”) (the “Merger”), effective at the close of business on June 23, 2017. The Merger was based largely on a development over the past several years of INTECH's investment process to a managed volatility strategy. The Merger was tax-free for federal income tax purposes; therefore, shareholders should not realize a tax gain or loss upon receipt of shares issued in connection with the Merger. The table below reflects the Merger activity.

Target Fund’s Shares Outstanding Prior to Merger	Target Fund’s Net Assets Prior to Merger	Acquiring Fund’s Shares Issued in Merger	Acquiring Fund’s Net Assets Prior to Merger	Combined Net Assets after Merger	Target Fund’s Unrealized Appreciation/(Depreciation) Prior to Merger
36,940,449	$616,706,667	59,167,019	$463,427,389	$1,080,134,056	$33,739,241

Assuming the Merger had been completed on 7/1/2016, the pro forma results of operations for the year ended 6/30/2017, are as follows:

Net investment income $14,218,889

Net gain/(loss) on investments $167,512,149

Change in unrealized net appreciation/depreciation $ (57,473,607)

Net increase/(decrease) in net assets resulting from operations $124,257,431

9. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to June 30, 2018 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

Janus Investment Fund	37

Janus Henderson U.S. Managed Volatility Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Investment Fund and Shareholders of
Janus Henderson U.S. Managed Volatility Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Janus Henderson U.S. Managed Volatility Fund (one of the funds constituting Janus Investment Fund, referred to hereafter as the "Fund") as of June 30, 2018, the related statement of operations for the year ended June 30, 2018, the statements of changes in net assets for each of the two years in the period ended June 30, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended June 30, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Denver, Colorado
August 17, 2018

We have served as the auditor of one or more investment companies in Janus Henderson Funds since 1990.

38	JUNE 30, 2018

Janus Henderson U.S. Managed Volatility Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Fund is required to disclose its complete holdings on Form N-Q within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to Fund shareholders. These reports (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free) (or 1-800-525-3713 if you hold Class D shares). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag. Holdings are generally posted approximately two business days thereafter under Full Holdings for the Fund at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 14 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

Additionally, in connection with their consideration of whether to continue the investment advisory agreement and subadvisory agreement for each Fund, as applicable, the Trustees also received and reviewed information in connection with the transaction to combine the respective businesses of Henderson Group plc and Janus Capital Group, Inc., the parent company of Janus Capital (the “Transaction”), announced in October 2016, which closed in the second quarter of 2017. In this regard, the Trustees reviewed information regarding the impact of the Transaction on the services to be provided by Janus Capital and each subadviser, as applicable, to the Funds under such agreements prior to the close of the Transaction as well as the services provided after the Transaction closed.

At a meeting held on December 7, 2017, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from February 1, 2018 through February 1, 2019, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the

Janus Investment Fund	39

Janus Henderson U.S. Managed Volatility Fund

Additional Information (unaudited)

agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees (excluding out of pocket costs), net of any waivers.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has been strong: for the 36 months ended September 30, 2017, approximately 70% of the Funds were in the top two quartiles of performance, as reported by Morningstar, and for the 12 months ended September 30, 2017, approximately 46% of the Funds were in the top two quartiles of performance, as reported by Morningstar.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Alternative Funds

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson International Long/Short Equity Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and the Fund’s limited performance history.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge

40	JUNE 30, 2018

Janus Henderson U.S. Managed Volatility Fund

Additional Information (unaudited)

quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Fixed-Income Funds

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Unconstrained Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Real Return Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Strategic Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

Janus Investment Fund	41

Janus Henderson U.S. Managed Volatility Fund

Additional Information (unaudited)

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson International Small Cap Fund, the Trustees noted that, due to limited performance for the Fund, performance history was not a material factor.

• For Janus Henderson International Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that

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Janus Henderson U.S. Managed Volatility Fund

Additional Information (unaudited)

the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson All Asset Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

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Janus Henderson U.S. Managed Volatility Fund

Additional Information (unaudited)

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and the Fund’s limited performance history.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital and Intech had taken or were taking to improve performance, and the Fund’s limited performance history.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Intech had taken or were taking to improve performance.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Select Value Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

Janus Aspen Series

• For Janus Henderson Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

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Janus Henderson U.S. Managed Volatility Fund

Additional Information (unaudited)

• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Forty Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Allocation Portfolio – Moderate, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Research Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Technology Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Unconstrained Bond Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and the Fund’s limited performance history.

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Overseas Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Research Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Fund’s performance warranted continuation of the Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of

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Janus Henderson U.S. Managed Volatility Fund

Additional Information (unaudited)

that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration, but excluding out-of-pocket costs) fees for many of the Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 10% below the average total expenses of their respective Broadridge Expense Group peers and 18% below the average total expenses for their Broadridge Expense Universes; (3) management fees for the Funds, on average, were 8% below the average management fees for their Expense Groups and 9% below the average for their Expense Universes; and (4) Fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered the total expenses for each share class of each Fund compared to the average total expenses for its Broadridge Expense Group peers and to average total expenses for its Broadridge Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and expense waivers on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional clients and to the fees Janus Capital charges to funds subadvised by Janus Capital; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) Janus mutual fund investors enjoy reasonable fees relative to the fees charged to Janus institutional and subadvised fund investors; (4) in three of seven product categories, the Funds receive proportionally better pricing than the industry in relation to Janus institutional clients; and (5) in seven of eight strategies, Janus Capital has lower management fees than funds subadvised by Janus Capital’s portfolio managers.

The Trustees considered the fees for each Fund for its fiscal year ended in 2016, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Alternative Funds

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Long/Short Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were

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Additional Information (unaudited)

reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Fixed-Income Funds

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Unconstrained Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Real Return Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to waive 11 basis points of management fees effective February 1, 2018 and also has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Strategic Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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Janus Henderson U.S. Managed Volatility Fund

Additional Information (unaudited)

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson International Small Cap Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

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Additional Information (unaudited)

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson All Asset Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s total expenses effective June 5, 2017.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Research Fund, the Trustees noted that, although the Fund’s total expenses were equal to or exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective February 1, 2017.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

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Janus Henderson U.S. Managed Volatility Fund

Additional Information (unaudited)

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Select Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group averages for all share classes.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Janus Aspen Series

• For Janus Henderson Balanced Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Global Allocation Portfolio - Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Technology Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Unconstrained Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

50	JUNE 30, 2018

Janus Henderson U.S. Managed Volatility Fund

Additional Information (unaudited)

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Overseas Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for its sole share class.

The Trustees reviewed information on the overall profitability to Janus Capital and its affiliates of their relationship with the Funds, and considered profitability data of other fund managers. The Trustees also considered the financial information, estimated profitability and corporate structure of Janus Capital’s parent company before and after the Transaction. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. The Trustees also noted that the Trustees’ independent fee consultant reviewed the overall profitability of Janus Capital’s parent company prior to the Transaction, and the independent fee consultant found that, while assessing the reasonableness of Fund expenses in light of such profits was dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons were limited in accuracy by differences in complex size, business mix, institutional account orientation and other factors, after accepting these limitations, the level of profit earned by Janus Capital’s parent company was reasonable. In this regard, the independent consultant concluded that the profitability of Janus Capital’s parent company did not show excess nor did it show any insufficiency that could limit the ability to invest the resources needed to drive strong future investment performance on behalf of the Funds.

Additionally, the Trustees considered the estimated profitability to Janus Capital from the investment management services it provided to each Fund. The Trustees also considered such estimated profitability taking into account the impact of the Transaction on Janus Capital’s expense structure on a pro forma basis. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Fund is necessarily a product of the allocation methodology utilized by Janus Capital to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant concluded that (1) the expense allocation methodology utilized by Janus Capital was reasonable and (2) the estimated profitability to Janus Capital from the investment management services it provided to each Fund was reasonable, including after taking into account the impact of the Transaction on Janus Capital’s expense structure on a pro forma basis. The Trustees also considered that the estimated profitability for an individual Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that Janus Capital’s estimated profitability with respect to each Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Funds was not a material factor in the Board’s approval of the reasonableness of any Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that each Fund’s total expenses were reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

Janus Investment Fund	51

Janus Henderson U.S. Managed Volatility Fund

Additional Information (unaudited)

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted their independent fee consultant’s analysis of economies of scale in prior years. They also noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 86% of these Funds’ share classes have contractual management fees (gross of waivers) below their Broadridge expense group averages. They also noted that for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing certain of these Funds because they have not reached adequate scale. Moreover, as the assets of some of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

The independent fee consultant concluded that, given the limitations of various analytical approaches to economies of scale it had considered in prior years, and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus complex. The independent consultant concluded that (1) to the extent there were economies of scale at Janus Capital, Janus Capital’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Funds, Janus Capital appeared to be investing to increase the likelihood that these Funds will grow to a level to achieve any scale economies that may exist. Further, the independent fee consultant provided its belief that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Funds from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and/or the subadvisers benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Fund could attract other business to Janus Capital, the subadvisers or other Janus funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Funds.

52	JUNE 30, 2018

Janus Henderson U.S. Managed Volatility Fund

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was June 30, 2018. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

Janus Investment Fund	53

Janus Henderson U.S. Managed Volatility Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. Also included are ratios of expenses and net investment income to average net assets.

54	JUNE 30, 2018

Janus Henderson U.S. Managed Volatility Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

Janus Investment Fund	55

Janus Henderson U.S. Managed Volatility Fund

Designation Requirements (unaudited)

For federal income tax purposes, the Fund designated the following for the year ended June 30, 2018:

Capital Gain Distributions	$29,571,769
Dividends Received Deduction Percentage	100%
Qualified Dividend Income Percentage	100%

56	JUNE 30, 2018

Janus Henderson U.S. Managed Volatility Fund

Trustees and Officers (unaudited)

The Fund’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Fund’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Fund’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Fund’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Aspen Series. Collectively, these two registered investment companies consist of 61 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Fund may also be officers and/or directors of Janus Capital. Except as otherwise disclosed, Fund officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer, as authorized by the Trustees.

Janus Investment Fund	57

Janus Henderson U.S. Managed Volatility Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Managing Partner, Impact Investments, Athena Capital Advisors LLC (independent registered investment advisor) (since 2016) and Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations). Formerly, Chief Executive Officer, Imprint Capital (impact investment firm) (2013-2015) and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	61

Director of Mutual Fund Directors Forum (a non-profit organization serving independent directors of U.S. mutual funds), Chairman of the Board and Trustee of The Investment Fund for Foundations Investment Program (TIP) (consisting of 2 funds), and Director of the F.B. Heron Foundation (a private grantmaking foundation).

58	JUNE 30, 2018

Janus Henderson U.S. Managed Volatility Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Trustee	1/13-Present	Executive Vice President, Institutional Markets, of Black Creek Group (private equity real estate investment management firm) (since 2012). Formerly, Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	61

Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of MotiveQuest LLC (strategic social market research company) (2003-2016); Director of Nuveen Global Investors LLC (2007-2011); Director of Communities in Schools (2004-2010); and Director of Mutual Fund Education Alliance (until 2010).

Janus Investment Fund	59

Janus Henderson U.S. Managed Volatility Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Managing Member and Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Venture Partner for The Edgewater Funds (a middle market private equity firm) (2002-2004); Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000); and Chief Investment Officer of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	61

Advisory Board Member, Innovate Partners Emerging Growth and Equity Fund I (early stage venture capital fund) (since 2014) and Managing Trustee of National Retirement Partners Liquidating Trust (since 2013). Formerly, Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013); Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009); Director of RemedyTemp, Inc. (temporary help services company) (1996-2006); and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

60	JUNE 30, 2018

Janus Henderson U.S. Managed Volatility Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	6/16-Present	Founder, Daraja Capital (advisory and investment firm) (since 2016), and Senior Advisor, Albright Stonebridge Group LLC (global strategy firm) (since 2016). Formerly, Senior Vice President (2011-2015), Albright Stonebridge Group LLC; and Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	61	Director of Brightwood Capital Advisors, LLC (since 2014).
Gary A. Poliner 151 Detroit Street Denver, CO 80206 DOB: 1953	Trustee	6/16-Present	Retired. Formerly, President (2010-2013) of Northwestern Mutual Life Insurance Company.	61

Director of MGIC Investment Corporation (private mortgage insurance) (since 2013) and West Bend Mutual Insurance Company (property/casualty insurance) (since 2013). Formerly, Trustee of Northwestern Mutual Life Insurance Company (2010-2013); and Director of Frank Russell Company (global asset management firm) (2008-2013).

Janus Investment Fund	61

Janus Henderson U.S. Managed Volatility Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
James T. Rothe 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	1/97-Present	Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Co-founder and Managing Director of Roaring Fork Capital SBIC, L.P. (SBA SBIC fund focusing on private investment in public equity firms) (2004-2014), Professor of Business of the University of Colorado (2002-2004), and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	61	Formerly, Director of Red Robin Gourmet Burgers, Inc. (RRGB) (2004- 2014).
William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	6/84-Present	Retired. Formerly, President and founder of HPS Products and Corporate Vice President of MKS Instruments, Boulder, CO (a provider of advanced process control systems for the semiconductor industry) (1976-2012).	61	None

62	JUNE 30, 2018

Janus Henderson U.S. Managed Volatility Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Diane L. Wallace 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	6/17-Present	Retired.	61

Formerly, Independent Trustee, Henderson Global Funds (13 portfolios) (2015-2017); Independent Trustee, State Farm Associates' Funds Trust, State Farm Mutual Fund Trust, and State Farm Variable Product Trust (28 portfolios) (2013-2017). Chief Operating Officer, Senior Vice President-Operations, and Chief Financial Officer for Driehaus Capital Management, LLC (1988-2006); and Treasurer of Driehaus Mutual Funds (1996-2002).

Janus Investment Fund	63

Janus Henderson U.S. Managed Volatility Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	61

Director of Chicago Community Trust (Regional Community Foundation), Chicago Council on Global Affairs, InnerWorkings (U.S. provider of print procurement solutions to corporate clients), Lurie Children’s Hospital (Chicago, IL), Shirley Ryan Ability Lab and Wrapports, LLC (digital communications company). Formerly, Director of Walmart (until 2017); Director of Chicago Convention & Tourism Bureau (until 2014); and The Field Museum of Natural History (Chicago, IL) (until 2014).

64	JUNE 30, 2018

Janus Henderson U.S. Managed Volatility Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Bruce L. Koepfgen 151 Detroit Street Denver, CO 80206 DOB: 1952	President and Chief Executive Officer	7/14-Present

Head of North America at Janus Henderson Investors and Janus Capital Management LLC (since 2017); Executive Vice President and Director of Janus International Holding LLC (since 2011); Executive Vice President of Janus Distributors LLC (since 2011); Vice President and Director of Intech Investment Management LLC (since 2011); Executive Vice President and Director of Perkins Investment Management LLC (since 2011); and Executive Vice President and Director of Janus Management Holdings Corporation (since 2011). Formerly, President of Janus Capital Group Inc. and Janus Capital Management LLC (2013-2017); Executive Vice President of Janus Services LLC (2011-2015), Janus Capital Group Inc. and Janus Capital Management LLC (2011-2013); and Chief Financial Officer of Janus Capital Group Inc., Janus Capital Management LLC, Janus Distributors LLC, Janus Management Holdings Corporation, and Janus Services LLC (2011-2013).

Susan K. Wold 151 Detroit Street Denver, CO 80206 DOB: 1960	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	9/17-Present

Senior Vice President and Head of Compliance, North America for Janus Henderson (since September 2017); Formerly, Vice President, Head of Global Corporate Compliance, and Chief Compliance Officer for Janus Capital Management LLC (May 2017- September 2017); Vice President, Compliance at Janus Capital
Group Inc. and Janus Capital Management LLC (2005-2017).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital and Janus Services LLC.

Janus Investment Fund	65

Janus Henderson U.S. Managed Volatility Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Kathryn L. Santoro 151 Detroit Street Denver, CO 80206 DOB: 1974	Vice President, Chief Legal Counsel, and Secretary	12/16-Present

Vice President of Janus Capital and Janus Services LLC (since 2016). Formerly, Vice President and Associate Counsel of Curian Capital, LLC and Curian Clearing LLC (2013-2016); and General Counsel and Secretary (2011-2012) and Vice President (2009-2012) of Old Mutual Capital, Inc.

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

66	JUNE 30, 2018

Knowledge. Shared

At Janus Henderson, we believe in the sharing of expert insight for better investment and business decisions. We call this ethos Knowledge. Shared.

Learn more by visiting janushenderson.com.

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson, Janus, Henderson, Perkins, Intech and Henderson Geneva are trademarks or registered trademarks of Janus Henderson Investors. © Janus Henderson Investors. The name Janus Henderson Investors includes HGI Group Limited, Henderson Global Investors (Brand Management) Sarl and Janus International Holding LLC.

Funds distributed by Janus Henderson Distributors

125-02-93016 08-18

ANNUAL REPORT June 30, 2018

Janus Henderson Value Plus Income Fund

Janus Investment Fund

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson Value Plus Income Fund

Janus Henderson Value Plus Income Fund (unaudited)

FUND SNAPSHOT

Value equity from Perkins and fundamental fixed income from Janus Henderson actively allocated in an effort to provide capital appreciation and current income while minimizing downside risk. Allocation decisions are based on overall market risk and careful examination of individual security valuations across equity and fixed income markets.

Ted Thome co-portfolio manager	Darrell Watters co-portfolio manager

PERFORMANCE REVIEW

For the 12-month period ended June 30, 2018, the Value Plus Income Fund’s Class I Shares returned 4.57%, while the Fund’s primary benchmark, the Russell 1000® Value Index, returned 6.77%. The Fund’s secondary benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, returned -0.40% during the period. Its blended benchmark, the Value Income Index, a hypothetical internally-calculated index that combines the total returns from the Russell 1000 Value Index (50%) and the Bloomberg Barclays U.S. Aggregate Bond Index (50%), returned 3.22%.

MARKET ENVIRONMENT

Positive earnings data, strengthening fundamentals and an upward trajectory in global growth generally boosted risk markets during the 12-month period. The ultimate passage of U.S. tax reform at the end of 2017 and optimism around its potential to provide tailwinds for the U.S. economy propelled equity markets to new highs and helped investment-grade and high-yield corporate credit spreads reach cycle tights intra-period. While the year was not without significant geopolitical concerns – including escalating tensions with North Korea and Iran, as well as rising trade tensions between the U.S. and global trading partners – equity markets quickly rebounded from each setback and ended the period with modest returns. Investment-grade corporate credit spreads ultimately widened as tapering demand, debt-funded consolidation activity and steady supply further impacted valuations. High-yield spreads ended roughly where they began.

The Federal Reserve (Fed) raised its benchmark rate three times over the course of the period, reflecting near-term confidence in the U.S. economy. However, stable long-term expectations contributed to a flatter yield curve. The yield on the 10-year Treasury note closed June at 2.86%, up from 2.30% a year prior.

PERFORMANCE DISCUSSION

We were overweight in equities during the period. In our joint management of the Fund, we are all equally as concerned with absolute total returns as we are on relative returns. We remain focused on the long term.

Our equity sleeve in aggregate outperformed the Russell 1000 Value Index, driven largely by stock selection in the industrials sector. Stock selection in consumer staples and financials also aided relative returns. Relative detractors were led by stock selection in technology, consumer discretionary and materials.

The fixed income sleeve outperformed the Bloomberg Barclays U.S. Aggregate Bond Index. Security selection and spread carry, a measure of excess income generated by the Fund’s holdings, helped drive the sleeve’s relative outperformance. The Fund’s out of index positions in both high-yield corporate credit and bank loans aided relative outperformance, as did our exposure to both asset-backed securities (ABS) and commercial mortgage-backed securities (CMBS). Our underweight allocation to government-related debt detracted on a relative basis. Our modest cash position also weighed marginally on results.

Please see the Derivative Instruments section in the "Notes to Financial Statements" for a discussion of derivatives used by the Fund.

EQUITY CONTRIBUTORS

Mammoth Energy Services, Inc. is an oil field services company that engages in well completion and production services, proppant production and utility infrastructure services. Early in 2018, the company reported better-than-expected revenues and profits in its legacy pressure pumping business, along with strong profits from its newly secured utility service contract in Puerto Rico. Management also announced additional contract awards for work in Puerto Rico, which led to meaningful upward earnings revisions. We have been impressed with management’s acumen for making timely acquisitions that

Janus Investment Fund	1

Janus Henderson Value Plus Income Fund (unaudited)

have generated sizable returns for shareholders. While we continue to hold a meaningful position in the shares, we trimmed our position on strength.

Occidental Petroleum is an independent oil and gas exploration company with sizable investments in midstream and downstream businesses. Following a decline in the shares in early 2018, Oxy appreciated significantly in the second calendar quarter given strong earnings and cash flow results. Furthermore, WTI crude oil prices rose roughly 61% during the period, which served as a tailwind for oil-levered exploration and production companies. The management team announced increased crude oil production guidance as well as a higher profit outlook in its midstream and chemicals businesses. We remain encouraged by the company’s defensive balance sheet and its ability to increase returns on capital employed in the current environment. We maintain an above-average-size position.

EQUITY DETRACTORS

An equity detractor was Syneos Health, the rebranded company established in August 2017 to encompass INC Research and InVentiv, which focuses on providing sales and marketing solutions for smaller drug companies. The Fund’s holdings in INC Research, a global health care contract research organization (CRO), fell at the end of 2017 due to a disappointing outlook as the acquisition of InVentiv was not going as planned. While we still like the fundamentals of the core business as pharmaceutical companies continue to outsource research and development functions, the integration risk of InVentiv along with increased balance sheet leverage will remain for some time and we exited our position.

Oracle is a leading software provider with its main products being database and applications. The stock underperformed early in the period after the company reduced guidance because of a moderation in the growth rate in cloud-based software sales. Later in the period, a change in reporting metrics further weighed on shares. The company is in the midst of transitioning revenue from on-premises licenses to cloud/subscriptions. However, we believe the risk-to-reward ratio remains attractive given the high recurring revenue, very sticky revenue base, high margins and strong balance sheet. As a result, we added to our holdings.

FIXED INCOME CONTRIBUTORS AND DETRACTORS

We remain concerned with the asymmetric risk in corporate credit at this point in the credit cycle and reduced our exposure over the period. We also increased emphasis on issues with shorter-dated maturities and sought to diversify our spread product exposure by adding to front-end and floating-rate securitized products and bank loans that can offer more attractive risk-adjusted carry opportunities with less interest rate risk than longer-duration credit. This proved beneficial as our out-of-index allocation to bank loans contributed to relative results, as did our exposure to both ABS and CMBS. Our ability to out-carry the index aided results in all three asset classes. The Fund’s out-of-index allocation to high-yield corporate credit also supported relative results.

Yield curve positioning weighed on performance, largely due to the shorter-dated nature of our corporate credit holdings. At the asset class level, our underweight to government-related debt detracted as the asset class fared better than corporate credit during the period. Government related securities include government agency debt as well as debt issued by state-owned firms. Our modest cash position also weighed marginally on results.

On a credit sector basis, security selection in pharmaceuticals and energy refining led those sectors to be relative contributors. PBF Energy, a petroleum refining company, and Valeant Pharmaceuticals were among the leading contributors on an individual credit basis. Valeant Pharmaceuticals has seen a rebound in organic growth, largely driven by its Salix Pharmaceuticals subsidiary, and increased its forward-looking revenue guidance. The company is also in the process of rebranding itself as Bausch Health Companies – a name that stems from its well-known Bausch & Lomb eye products line – in an indication that management believes the majority of the company’s legacy issues are behind it.

Metals and mining and finance companies led relative credit sector detractors. Within metals and mining, Freeport-McMoRan detracted from performance. The company was among the Fund’s leading detractors as tariff discussions, trade disputes, and ongoing challenges with the company’s Grasberg copper and gold mine weighed on the name. Freeport was in discussion with the Indonesian government throughout the period regarding its presence in the country and the divestment of the Grasberg asset. We maintain a favorable outlook for Freeport. We anticipate the miner will benefit from increasing demand for copper as the popularity of electric vehicles grows. Additionally, we appreciate the management team’s commitment to paying down debt.

2	JUNE 30, 2018

Janus Henderson Value Plus Income Fund (unaudited)

OUTLOOK AND POSITIONING

While the market has continued to perform well, risks to the downside remain elevated. It is unclear what the trigger point might be in a market that is richly valued on many metrics and with investors who have generally ignored developments that might be construed as meaningful negatives. Earnings growth across all market caps is likely to slow in the second half of the year as comparables become increasingly difficult. In this environment, while we acknowledge that the market may continue to move higher, we think it makes sense to be defensively positioned given the complacency regarding any possible negative developments.

We continue to believe that value is in the early stages of improving performance relative to growth. In our view, “normalizing” interest rates and economic growth in the U.S. where central bank intervention is waning, coupled with accelerating inflation, should bode well for value stocks going forward.

From an equity sector positioning standpoint, we remain overweight some of the more traditionally defensive sectors such as health care while being significantly underweight consumer discretionary, which we view as a more volatile sector in an economic downturn. Most important, however, is that within every sector of the market, we own stocks that we believe have more defensive characteristics than their peers with typically stronger balance sheets, better competitive positioning, more resilient earnings streams and generally less downside risk. In sum, it is a portfolio comprised of what we believe are higher-quality companies selling at relatively cheap valuations that should outperform over a full market cycle.

On the fixed income side, the Fed has been delivering on rate hikes, and Fed officials forecast two additional increases this year. We expect that to come to fruition, with additional hikes in 2019. Supply/demand dynamics should also push U.S. rates higher with hedging costs deterring foreign buyers, while Treasury issuance compensates for unfinanced corporate and individual income tax cuts. We are incrementally positive on the economy, but we question the sustainability of growth long term, particularly once the impact of tax reform recedes. We also anticipate that long-term secular trends, such as demographics and the pervasiveness of technology, will ultimately keep inflation in check. That said, we expect yields to rise and the Treasury curve to flatten. We are, however, mindful that volatility has returned and that there are a number of geopolitical risks, including trade policy and the new eurosceptic coalition government in Italy, that could put rate hikes on pause and steer investors toward more defensive assets.

We acknowledge that corporate fundamentals are strong, tax reform is beneficial and economic growth is decent, all of which can extend the economic and credit cycles, but we believe we are definitely in the later stages of both. Rates are rising and valuations are rich. Within investment-grade, we are wary of debt-funded mergers and acquisitions as issuers seek to buy growth to combat industry disruption. We expect debt-funded consolidation activity to continue to weigh on valuations. Demand is also tapering, due to a combination of new repatriation policies and higher hedging costs. Investment-grade corporates are struggling in the face of these challenges. In contrast, shrinking high-yield supply is supporting valuations, and we anticipate this credit market divergence to continue.

Due to the asymmetric risk in corporate credit at this point in the cycle, we intend to maintain a diversified spread product portfolio. We intend to continue to emphasize favorable risk-adjusted carry opportunities in shorter-dated and floating rate spread products with minimal interest rate risk. Our analysts are also seeking issuers with fundamental improvement stories and the potential to generate outperformance as they progress through an upgrade cycle. We believe security avoidance is as important as security selection. This approach aligns with our core tenets of capital preservation and delivering strong risk-adjusted returns.

Thank you for your investment in the Janus Henderson Value Plus Income Fund.

Janus Investment Fund	3

Janus Henderson Value Plus Income Fund (unaudited)

Fund At A Glance

June 30, 2018

	5 Top Performers - Equity Holdings		5 Bottom Performers – Equity Holdings
		Contribution		Contribution
	Mammoth Energy Services Inc	1.06%	Oracle Corp	-0.49%
	Occidental Petroleum Corp	1.01%	Syneos Health Inc Class A	-0.38%
	Microsoft Corp	0.79%	PPL Corp	-0.32%
	XL Group Ltd	0.61%	Johnson & Johnson	-0.26%
	Alphabet Inc	0.58%	Check Point Software Technologies Ltd	-0.25%

	5 Top Performers – Equity Sectors*
		Fund	Fund Weighting	Russell 1000 Value Index
		Contribution	(Average % of Equity)	Weighting
	Industrials	2.47%	10.64%	8.31%
	Consumer Staples	0.61%	7.81%	8.32%
	Financials	0.38%	25.05%	26.49%
	Telecom Services	0.30%	0.00%	2.93%
	Real Estate	0.27%	7.29%	4.71%

	5 Bottom Performers – Equity Sectors*
		Fund	Fund Weighting	Russell 1000 Value Index
		Contribution	(Average % of Equity)	Weighting
	Consumer Discretionary	-0.33%	0.97%	6.82%
	Information Technology	-0.30%	15.50%	8.73%
	Materials	-0.22%	2.42%	2.95%
	Health Care	-0.09%	17.42%	13.87%
	Other**	-0.09%	1.15%	0.00%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
**	Not a GICS classified sector.

4	JUNE 30, 2018

Janus Henderson Value Plus Income Fund (unaudited)

Fund At A Glance

June 30, 2018

5 Largest Equity Holdings - (% of Net Assets)
Laboratory Corp of America Holdings
Health Care Providers & Services	2.2%
Oracle Corp
Software	2.0%
Johnson & Johnson
Pharmaceuticals	2.0%
Pfizer Inc
Pharmaceuticals	1.7%
Citigroup Inc
Banks	1.6%
9.5%

Asset Allocation - (% of Net Assets)
Common Stocks	52.6%
Corporate Bonds	23.3%
Mortgage-Backed Securities	9.4%
Asset-Backed/Commercial Mortgage-Backed Securities	5.8%
United States Treasury Notes/Bonds	5.5%
Investment Companies	3.0%
Bank Loans and Mezzanine Loans	2.2%
Preferred Stocks	0.3%
Other	(2.1)%
100.0%

Top Country Allocations - Long Positions - (% of Investment Securities)
As of June 30, 2018	As of June 30, 2017

Janus Investment Fund	5

Janus Henderson Value Plus Income Fund (unaudited)

Performance

See important disclosures on the next page.

				Expense Ratios -
Average Annual Total Return - for the periods ended June 30, 2018				per the October 27, 2017 prospectuses
	One Year	Five Year	Since Inception*	Total Annual Fund Operating Expenses	Net Annual Fund Operating Expenses
Class A Shares at NAV	4.38%	6.45%	7.99%	1.29%	0.93%
Class A Shares at MOP	-1.66%	5.20%	7.18%
Class C Shares at NAV	3.67%	5.67%	7.24%	2.06%	1.70%
Class C Shares at CDSC	2.69%	5.67%	7.24%
Class D Shares(1)	4.51%	6.59%	8.12%	1.21%	0.82%
Class I Shares	4.57%	6.67%	8.21%	1.13%	0.75%
Class N Shares	4.56%	6.36%	7.84%	1.06%	0.68%
Class S Shares	4.23%	6.38%	7.86%	1.53%	1.18%
Class T Shares	4.49%	6.54%	8.06%	1.32%	0.93%
Russell 1000 Value Index	6.77%	10.34%	12.55%
Bloomberg Barclays U.S. Aggregate Bond Index	-0.40%	2.27%	2.63%
Value Income Index	3.22%	6.38%	7.69%
Morningstar Quartile - Class I Shares	4th	3rd	2nd
Morningstar Ranking - based on total returns for Allocation - 50% to 70% Equity Funds	653/784	453/713	298/606

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Net expense ratios reflect the expense waiver, if any, contractually agreed to through November 1, 2018.

6	JUNE 30, 2018

Janus Henderson Value Plus Income Fund (unaudited)

Performance

The expense ratios for Class N Shares are estimated.

Performance may be affected by risks that include those associated with non-diversification, portfolio turnover, short sales, potential conflicts of interest, foreign and emerging markets, initial public offerings (IPOs), high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), derivatives, and commodity-linked investments. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

See Financial Highlights for actual expense ratios during the reporting period.

Class N Shares commenced operations on August 4, 2017. Performance shown for periods prior to August 4, 2017 reflects the historical performance of the Fund’s Class I Shares, calculated using the fees and expenses of Class N Shares, without the effect of any fee and expense limitations or waivers.

If Class N Shares of the Fund had been available during periods prior August 4, 2017, the performance shown may have been different. The performance shown for periods following the Fund’s commencement Class N Shares reflects the fees and expenses of Class N Shares, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2018 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

*The Fund’s inception date – July 30, 2010

(1) Closed to certain new investors.

Janus Investment Fund	7

Janus Henderson Value Plus Income Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (1/1/18)	Ending Account Value (6/30/18)	Expenses Paid During Period (1/1/18 - 6/30/18)†	Beginning Account Value (1/1/18)	Ending Account Value (6/30/18)	Expenses Paid During Period (1/1/18 - 6/30/18)†	Net Annualized Expense Ratio (1/1/18 - 6/30/18)
Class A Shares	$1,000.00	$997.60	$4.71	$1,000.00	$1,020.08	$4.76	0.95%
Class C Shares	$1,000.00	$993.90	$8.40	$1,000.00	$1,016.36	$8.50	1.70%
Class D Shares	$1,000.00	$997.40	$4.06	$1,000.00	$1,020.73	$4.11	0.82%
Class I Shares	$1,000.00	$997.70	$3.71	$1,000.00	$1,021.08	$3.76	0.75%
Class N Shares	$1,000.00	$998.90	$3.42	$1,000.00	$1,021.37	$3.46	0.69%
Class S Shares	$1,000.00	$996.80	$5.25	$1,000.00	$1,019.54	$5.31	1.06%
Class T Shares	$1,000.00	$997.70	$4.51	$1,000.00	$1,020.28	$4.56	0.91%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

8	JUNE 30, 2018

Janus Henderson Value Plus Income Fund

Schedule of Investments

June 30, 2018

Shares or Principal Amounts		Value
Asset-Backed/Commercial Mortgage-Backed Securities – 5.8%
AmeriCredit Automobile Receivables 2016-1, 3.5900%, 2/8/22	$33,000	$33,180
AmeriCredit Automobile Receivables Trust 2015-2, 3.0000%, 6/8/21	26,000	25,985
AmeriCredit Automobile Receivables Trust 2016-2, 3.6500%, 5/9/22	22,000	22,173
Angel Oak Mortgage Trust I LLC 2018-2, 3.6740%, 7/27/48 (144A)‡	50,000	50,000
Applebee's Funding LLC / IHOP Funding LLC, 4.2770%, 9/5/44 (144A)	49,625	49,220
BBCMS 2018-TALL Mortgage Trust,
ICE LIBOR USD 1 Month + 0.7220%, 2.7953%, 3/15/37 (144A)‡	193,000	192,696
BBCMS Trust 2015-SRCH, 4.1970%, 8/10/35 (144A)	100,000	102,955
Bean Creek CLO Ltd,
ICE LIBOR USD 3 Month + 1.0200%, 3.3787%, 4/20/31 (144A)‡	100,000	99,777
BXP Trust 2017-GM, 3.3790%, 6/13/39 (144A)	41,000	39,812
Caesars Palace Las Vegas Trust 2017-VICI, 4.1384%, 10/15/34 (144A)	30,000	30,235
Caesars Palace Las Vegas Trust 2017-VICI, 4.4991%, 10/15/34 (144A)‡	45,000	44,170
Caesars Palace Las Vegas Trust 2017-VICI, 4.4991%, 10/15/34 (144A)‡	35,000	35,209
CIFC Funding 2013-IV Ltd,
ICE LIBOR USD 3 Month + 1.0600%, 3.1463%, 4/27/31 (144A)‡	250,000	249,992
Credit Acceptance Auto Loan Trust 2018-2, 3.4700%, 5/17/27 (144A)	250,000	250,548
CSMLT 2015-2 Trust, 3.5000%, 8/25/45 (144A)‡	41,301	41,065
Drive Auto Receivables Trust 2017-1, 3.8400%, 3/15/23	5,000	5,042
Drive Auto Receivables Trust 2017-A, 4.1600%, 5/15/24 (144A)	30,000	30,370
Exeter Automobile Receivables Trust 2018-2, 3.6900%, 3/15/23 (144A)	25,000	24,965
Fannie Mae Connecticut Avenue Securities,
ICE LIBOR USD 1 Month + 2.6000%, 4.6911%, 5/25/24‡	38,000	40,318
Fannie Mae Connecticut Avenue Securities,
ICE LIBOR USD 1 Month + 3.0000%, 5.0911%, 7/25/24‡	98,533	105,604
Fannie Mae Connecticut Avenue Securities,
ICE LIBOR USD 1 Month + 4.0000%, 6.0911%, 5/25/25‡	11,546	12,644
Fannie Mae REMICS, 3.0000%, 5/25/48	75,974	73,685
Flagship Credit Auto Trust 2016-3, 2.7200%, 7/15/22 (144A)	25,000	24,753
J.P. Morgan Chase Commercial Mortgage Securities Trust 2016-WIKI,
3.5537%, 10/5/31 (144A)	10,000	9,842
J.P. Morgan Chase Commercial Mortgage Securities Trust 2016-WIKI,
4.1426%, 10/5/31 (144A)‡	10,000	9,821
JP Morgan Chase Commercial Mortgage Securities Trust 2015-UES,
3.7417%, 9/5/32 (144A)‡	25,000	24,646
LCM XVIII LP, ICE LIBOR USD 3 Month + 1.0200%, 3.5000%, 4/20/31 (144A)‡	250,000	249,575
loanDepot Station Place Agency Securitization Trust 2017-1,
ICE LIBOR USD 1 Month + 0.8000%, 2.8911%, 11/25/50 (144A)‡,§	78,000	77,751
loanDepot Station Place Agency Securitization Trust 2017-1,
ICE LIBOR USD 1 Month + 1.0000%, 3.0911%, 11/25/50 (144A)‡,§	25,000	24,938
Magnetite XV Ltd, ICE LIBOR USD 3 Month + 1.0100%, 3.0921%, 7/25/31 (144A)‡	250,000	250,000
Octagon Investment Partners 36 Ltd,
ICE LIBOR USD 3 Month + 0.9700%, 2.7264%, 4/15/31 (144A)‡	250,000	249,319
OSCAR US Funding Trust V, 2.7300%, 12/15/20 (144A)	10,000	9,970
OSCAR US Funding Trust V, 2.9900%, 12/15/23 (144A)	16,000	15,889
Prosper Marketplace Issuance Trust Series 2018-1, 3.1100%, 6/17/24 (144A)	85,451	85,445
Prosper Marketplace Issuance Trust Series 2018-1, 3.9000%, 6/17/24 (144A)	100,000	99,942
Santander Drive Auto Receivables Trust 2015-1, 3.2400%, 4/15/21	29,000	29,043
Santander Drive Auto Receivables Trust 2015-4, 3.5300%, 8/16/21	45,000	45,275
Sequoia Mortgage Trust 2018-CH2, 4.0000%, 6/25/48 (144A)‡	99,226	100,391
Station Place Securitization Trust 2017-3,
ICE LIBOR USD 1 Month + 1.0000%, 2.9613%, 7/24/18 (144A)‡,§	67,000	67,002
Voya CLO 2018-1 Ltd,
ICE LIBOR USD 3 Month + 0.9500%, 3.2931%, 4/19/31 (144A)‡	250,000	249,290
Wachovia Bank Commercial Mortgage Trust Series 2007-C30, 5.4130%, 12/15/43‡	37,032	37,293
Wachovia Bank Commercial Mortgage Trust Series 2007-C34, 6.3093%, 5/15/46‡	12,607	12,820
Westlake Automobile Receivables Trust 2018-2, 3.2000%, 1/16/24 (144A)	10,000	10,001
Westlake Automobile Receivables Trust 2018-2, 3.5000%, 1/16/24 (144A)	13,000	13,034

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson Value Plus Income Fund

Schedule of Investments

June 30, 2018

Shares or Principal Amounts		Value
Asset-Backed/Commercial Mortgage-Backed Securities – (continued)
WinWater Mortgage Loan Trust 2015-5, 3.5000%, 8/20/45 (144A)‡	$86,589	$85,890
Total Asset-Backed/Commercial Mortgage-Backed Securities (cost $3,348,850)		3,341,575
Bank Loans and Mezzanine Loans – 2.2%
Basic Industry – 0.2%
Axalta Coating Systems US Holdings Inc,
ICE LIBOR USD 3 Month + 1.7500%, 4.0844%, 6/1/24‡	124,807	124,027
Capital Goods – 0.1%
Reynolds Group Holdings Inc,
ICE LIBOR USD 3 Month + 2.7500%, 4.8435%, 2/5/23‡	91,835	91,566
Communications – 0.4%
Mission Broadcasting Inc,
ICE LIBOR USD 3 Month + 2.5000%, 4.4825%, 1/17/24‡	5,270	5,259
Nexstar Broadcasting Inc,
ICE LIBOR USD 3 Month + 2.5000%, 4.4825%, 1/17/24‡	40,273	40,192
Nielsen Finance LLC, ICE LIBOR USD 3 Month + 2.0000%, 4.0464%, 10/4/23‡	74,229	74,120
Sinclair Television Group Inc,
ICE LIBOR USD 3 Month + 2.5000%, 0%, 12/12/24(a),‡	55,000	54,760
Zayo Group LLC, ICE LIBOR USD 3 Month + 2.0000%, 4.0935%, 1/19/21‡	4,938	4,926
Zayo Group LLC, ICE LIBOR USD 3 Month + 2.2500%, 4.3435%, 1/19/24‡	44,328	44,265
		223,522
Consumer Cyclical – 0.6%
Aramark Services Inc, ICE LIBOR USD 3 Month + 1.7500%, 3.7154%, 3/28/24‡	52,395	52,329
Golden Nugget Inc/NV, ICE LIBOR USD 3 Month + 3.2500%, 4.8230%, 10/4/23‡	50,713	50,615
Hilton Worldwide Finance LLC,
ICE LIBOR USD 3 Month + 1.7500%, 3.8411%, 10/25/23‡	102,504	102,461
KFC Holding Co, ICE LIBOR USD 3 Month + 1.7500%, 3.8351%, 4/3/25‡	106,504	103,175
Wyndham Hotels & Resorts Inc,
ICE LIBOR USD 3 Month + 1.7500%, 3.7256%, 5/30/25‡	21,000	20,948
		329,528
Consumer Non-Cyclical – 0.4%
Coty Inc, ICE LIBOR USD 3 Month + 2.2500%, 4.2796%, 4/7/25‡	67,315	65,716
Gentiva Health Services Inc,
ICE LIBOR USD 3 Month + 3.7500%, 0%, 6/23/25(a),‡	65,000	64,513
Gentiva Health Services Inc,
ICE LIBOR USD 3 Month + 3.7500%, 0%, 6/23/25(a),‡	41,892	41,578
IQVIA Inc, ICE LIBOR USD 3 Month + 2.0000%, 4.3344%, 3/7/24‡	23,193	23,157
Post Holdings Inc, ICE LIBOR USD 3 Month + 2.0000%, 4.1000%, 5/24/24‡	12,870	12,783
Valeant Pharmaceuticals International Inc,
ICE LIBOR USD 3 Month + 3.0000%, 4.9825%, 6/2/25‡	3,000	2,988
		210,735
Electric – 0%
NRG Energy Inc, ICE LIBOR USD 3 Month + 1.7500%, 4.0844%, 6/30/23‡	4,975	4,939
Technology – 0.5%
CommScope Inc, ICE LIBOR USD 3 Month + 2.0000%, 4.0935%, 12/29/22‡	52,336	52,467
Microchip Technology Inc,
ICE LIBOR USD 3 Month + 2.0000%, 4.1000%, 5/29/25‡	67,000	66,861
SS&C Technologies Holdings Europe Sarl,
ICE LIBOR USD 3 Month + 2.5000%, 4.5935%, 4/16/25‡	42,290	44,464
SS&C Technologies Inc, ICE LIBOR USD 3 Month + 2.5000%, 4.5935%, 4/16/25‡	114,254	114,190
		277,982
Total Bank Loans and Mezzanine Loans (cost $1,266,833)		1,262,299
Corporate Bonds – 23.3%
Banking – 2.4%
Ally Financial Inc, 3.2500%, 11/5/18	23,000	23,000
Ally Financial Inc, 8.0000%, 12/31/18	16,000	16,300
Bank of America Corp, 2.5030%, 10/21/22	196,000	187,595
Bank of America Corp, ICE LIBOR USD 3 Month + 1.0900%, 3.0930%, 10/1/25‡	31,000	29,514
Capital One Financial Corp, 3.3000%, 10/30/24	50,000	47,471
Citigroup Inc, 4.6000%, 3/9/26	26,000	25,954

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	JUNE 30, 2018

Janus Henderson Value Plus Income Fund

Schedule of Investments

June 30, 2018

Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Banking – (continued)
Citigroup Inc, 3.2000%, 10/21/26	$43,000	$40,010
Citizens Financial Group Inc, 3.7500%, 7/1/24	14,000	13,511
Citizens Financial Group Inc, 4.3500%, 8/1/25	10,000	9,888
Citizens Financial Group Inc, 4.3000%, 12/3/25	57,000	56,616
Goldman Sachs Group Inc, ICE LIBOR USD 3 Month + 1.2010%, 3.2720%, 9/29/25‡	67,000	63,651
HSBC Holdings PLC, ICE LIBOR USD 3 Month + 0.6000%, 2.9256%, 5/18/21‡	200,000	200,291
JPMorgan Chase & Co, 2.2950%, 8/15/21	62,000	59,894
JPMorgan Chase & Co, 4.1250%, 12/15/26	46,000	45,403
Morgan Stanley, 3.9500%, 4/23/27	40,000	38,118
National Australia Bank Ltd/New York, 2.8000%, 1/10/22	253,000	246,533
Royal Bank of Canada, ICE LIBOR USD 3 Month + 0.3900%, 2.7488%, 4/30/21‡	125,000	124,958
SVB Financial Group, 5.3750%, 9/15/20	56,000	58,375
US Bancorp, 2.3750%, 7/22/26	70,000	63,668
		1,350,750
Basic Industry – 2.0%
AK Steel Corp, 7.5000%, 7/15/23	89,000	92,782
Allegheny Technologies Inc, 5.9500%, 1/15/21	146,000	146,730
CF Industries Inc, 4.5000%, 12/1/26 (144A)	5,000	4,963
CF Industries Inc, 5.3750%, 3/15/44	86,000	75,895
First Quantum Minerals Ltd, 7.0000%, 2/15/21 (144A)	130,000	131,300
Freeport-McMoRan Inc, 3.1000%, 3/15/20	37,000	36,260
Freeport-McMoRan Inc, 3.5500%, 3/1/22	78,000	74,100
Georgia-Pacific LLC, 3.1630%, 11/15/21 (144A)	91,000	90,412
Georgia-Pacific LLC, 3.6000%, 3/1/25 (144A)	48,000	47,769
Glencore Finance Canada Ltd, 4.9500%, 11/15/21 (144A)	17,000	17,644
Mosaic Co, 4.2500%, 11/15/23	126,000	126,698
Reliance Steel & Aluminum Co, 4.5000%, 4/15/23	59,000	60,311
Sherwin-Williams Co, 2.7500%, 6/1/22	19,000	18,389
Steel Dynamics Inc, 4.1250%, 9/15/25	89,000	85,329
Steel Dynamics Inc, 5.0000%, 12/15/26	34,000	34,000
Teck Resources Ltd, 4.5000%, 1/15/21	20,000	20,000
Teck Resources Ltd, 4.7500%, 1/15/22	29,000	29,061
Teck Resources Ltd, 8.5000%, 6/1/24 (144A)	44,000	48,235
		1,139,878
Brokerage – 0.9%
Cboe Global Markets Inc, 3.6500%, 1/12/27	60,000	57,877
Charles Schwab Corp, ICE LIBOR USD 3 Month + 0.3200%, 2.6494%, 5/21/21‡	63,000	63,256
Charles Schwab Corp, 3.2500%, 5/21/21	20,000	20,078
Charles Schwab Corp, 3.0000%, 3/10/25	36,000	34,603
E*TRADE Financial Corp, 2.9500%, 8/24/22	63,000	61,009
E*TRADE Financial Corp, 3.8000%, 8/24/27	70,000	66,983
E*TRADE Financial Corp, 4.5000%, 6/20/28	25,000	25,009
Raymond James Financial Inc, 5.6250%, 4/1/24	104,000	111,607
Raymond James Financial Inc, 3.6250%, 9/15/26	33,000	31,679
TD Ameritrade Holding Corp, 3.6250%, 4/1/25	41,000	40,556
		512,657
Capital Goods – 2.1%
Arconic Inc, 5.8700%, 2/23/22	16,000	16,696
Arconic Inc, 5.1250%, 10/1/24	7,000	6,952
Ardagh Packaging Finance PLC / Ardagh Holdings USA Inc,
6.0000%, 6/30/21 (144A)	250,000	252,812
Ardagh Packaging Finance PLC / Ardagh Holdings USA Inc,
4.2500%, 9/15/22 (144A)	200,000	196,250
Ball Corp, 4.3750%, 12/15/20	142,000	143,065
CNH Industrial Capital LLC, 4.3750%, 4/5/22	80,000	80,832
Eagle Materials Inc, 4.5000%, 8/1/26	5,000	5,022
General Dynamics Corp, ICE LIBOR USD 3 Month + 0.2900%, 2.6458%, 5/11/20‡	17,000	17,042
General Dynamics Corp, ICE LIBOR USD 3 Month + 0.3800%, 2.7358%, 5/11/21‡	17,000	17,059

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	11

Janus Henderson Value Plus Income Fund

Schedule of Investments

June 30, 2018

Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Capital Goods – (continued)
HD Supply Inc, 5.7500%, 4/15/24 (144A)Ç	$107,000	$111,949
Huntington Ingalls Industries Inc, 5.0000%, 11/15/25 (144A)	98,000	101,360
Martin Marietta Materials Inc, 4.2500%, 7/2/24	43,000	43,373
Masonite International Corp, 5.6250%, 3/15/23 (144A)	19,000	19,422
Northrop Grumman Corp, 2.5500%, 10/15/22	71,000	68,368
Owens Corning, 4.2000%, 12/1/24	27,000	26,626
Owens Corning, 3.4000%, 8/15/26	13,000	11,849
Rockwell Collins Inc, 3.2000%, 3/15/24	29,000	27,927
Vulcan Materials Co, 4.5000%, 4/1/25	61,000	61,284
		1,207,888
Communications – 2.0%
American Tower Corp, 3.3000%, 2/15/21	46,000	45,947
American Tower Corp, 4.4000%, 2/15/26	26,000	25,805
AT&T Inc, 4.2500%, 3/1/27	63,000	61,664
AT&T Inc, 4.1000%, 2/15/28 (144A)	65,000	62,088
BellSouth LLC, 4.3330%, 4/26/19 (144A)	250,000	252,608
CCO Holdings LLC / CCO Holdings Capital Corp, 5.2500%, 3/15/21	36,000	36,248
Charter Communications Operating LLC / Charter Communications Operating Capital,
4.9080%, 7/23/25	143,000	144,372
Crown Castle International Corp, 5.2500%, 1/15/23	32,000	33,520
Crown Castle International Corp, 3.2000%, 9/1/24	41,000	38,678
Crown Castle Towers LLC, 3.7200%, 7/15/23 (144A)	34,000	34,000
Crown Castle Towers LLC, 4.2410%, 7/15/28 (144A)	51,000	51,045
UBM PLC, 5.7500%, 11/3/20 (144A)	58,000	59,143
Unitymedia GmbH, 6.1250%, 1/15/25 (144A)	200,000	206,000
Verizon Communications Inc, 2.6250%, 8/15/26	57,000	50,572
Warner Media LLC, 3.6000%, 7/15/25	43,000	40,873
		1,142,563
Consumer Cyclical – 2.4%
1011778 BC ULC / New Red Finance Inc, 4.6250%, 1/15/22 (144A)	40,000	40,000
Amazon.com Inc, 2.8000%, 8/22/24	31,000	29,555
DR Horton Inc, 3.7500%, 3/1/19	63,000	63,197
DR Horton Inc, 4.0000%, 2/15/20	6,000	6,058
General Motors Financial Co Inc, 3.1000%, 1/15/19	28,000	28,027
General Motors Financial Co Inc, 3.2000%, 7/13/20	65,000	64,695
General Motors Financial Co Inc, 3.5500%, 4/9/21	50,000	49,845
GLP Capital LP / GLP Financing II Inc, 5.3750%, 4/15/26	121,000	119,790
IHS Markit Ltd, 5.0000%, 11/1/22 (144A)	36,000	36,315
IHS Markit Ltd, 4.7500%, 2/15/25 (144A)	54,000	53,460
L Brands Inc, 5.6250%, 10/15/23	250,000	254,687
MDC Holdings Inc, 5.5000%, 1/15/24	70,000	70,700
MGM Growth Properties Operating Partnership LP / MGP Finance Co-Issuer Inc,
5.6250%, 5/1/24	268,000	271,350
MGM Resorts International, 6.7500%, 10/1/20	70,000	73,325
MGM Resorts International, 6.6250%, 12/15/21	31,000	32,628
MGM Resorts International, 7.7500%, 3/15/22	10,000	10,900
MGM Resorts International, 6.0000%, 3/15/23	5,000	5,150
Service Corp International/US, 5.3750%, 5/15/24	67,000	68,507
Toll Brothers Finance Corp, 4.0000%, 12/31/18	28,000	27,997
Toll Brothers Finance Corp, 4.3750%, 4/15/23	15,000	14,700
Wyndham Destinations Inc, 4.1500%, 4/1/24	31,000	30,496
Wyndham Destinations Inc, 5.1000%, 10/1/25	16,000	16,380
Wyndham Destinations Inc, 4.5000%, 4/1/27	18,000	17,550
		1,385,312
Consumer Non-Cyclical – 1.3%
Allergan Funding SCS, 3.0000%, 3/12/20	37,000	36,815
Becton Dickinson and Co, 2.8940%, 6/6/22	32,000	30,943
CVS Health Corp, 4.7500%, 12/1/22	22,000	22,815

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

12	JUNE 30, 2018

Janus Henderson Value Plus Income Fund

Schedule of Investments

June 30, 2018

Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Consumer Non-Cyclical – (continued)
CVS Health Corp, 4.1000%, 3/25/25	$78,000	$77,573
HCA Inc, 5.8750%, 5/1/23	122,000	126,575
HCA Inc, 5.0000%, 3/15/24	87,000	87,000
HCA Inc, 5.2500%, 6/15/26	34,000	33,769
Newell Brands Inc, 5.0000%, 11/15/23	37,000	37,807
Sysco Corp, 2.5000%, 7/15/21	10,000	9,764
Teva Pharmaceutical Finance Co BV, 2.9500%, 12/18/22	156,000	141,940
Teva Pharmaceutical Finance Netherlands III BV, 1.7000%, 7/19/19	137,000	133,744
Teva Pharmaceutical Finance Netherlands III BV, 2.8000%, 7/21/23	34,000	29,357
		768,102
Electric – 0.7%
Duke Energy Corp, 2.4000%, 8/15/22	27,000	25,960
NextEra Energy Operating Partners LP, 4.2500%, 9/15/24 (144A)	9,000	8,663
NRG Energy Inc, 6.2500%, 7/15/22	287,000	295,337
PPL WEM Ltd / Western Power Distribution Ltd, 5.3750%, 5/1/21 (144A)	67,000	69,690
Southern Co, 2.9500%, 7/1/23	32,000	30,857
		430,507
Energy – 4.6%
Andeavor Logistics LP / Tesoro Logistics Finance Corp, 3.5000%, 12/1/22	16,000	15,628
Andeavor Logistics LP / Tesoro Logistics Finance Corp, 5.2500%, 1/15/25	15,000	15,373
Canadian Natural Resources Ltd, 2.9500%, 1/15/23	21,000	20,254
Cenovus Energy Inc, 5.7000%, 10/15/19	2,000	2,051
Cheniere Corpus Christi Holdings LLC, 5.1250%, 6/30/27	106,000	105,072
Columbia Pipeline Group Inc, 4.5000%, 6/1/25	50,000	50,041
Continental Resources Inc/OK, 5.0000%, 9/15/22	45,000	45,678
Continental Resources Inc/OK, 4.5000%, 4/15/23	265,000	269,095
DCP Midstream Operating LP, 4.7500%, 9/30/21 (144A)	12,000	12,120
Delek Logistics Partners LP / Delek Logistics Finance Corp,
6.7500%, 5/15/25	203,000	203,000
Devon Energy Corp, 4.0000%, 7/15/21	50,000	50,628
Enbridge Energy Partners LP, 5.8750%, 10/15/25	31,000	33,727
Energy Transfer Equity LP, 4.2500%, 3/15/23	33,000	31,845
Energy Transfer Equity LP, 5.8750%, 1/15/24	273,000	279,825
Energy Transfer Equity LP, 5.5000%, 6/1/27	22,000	22,000
Energy Transfer Partners LP, 4.1500%, 10/1/20	44,000	44,533
Energy Transfer Partners LP, 4.9500%, 6/15/28	31,000	30,892
Energy Transfer Partners LP, 6.0000%, 6/15/48	35,000	34,888
Energy Transfer Partners LP / Regency Energy Finance Corp, 5.7500%, 9/1/20	19,000	19,747
EnLink Midstream Partners LP, 4.1500%, 6/1/25	37,000	34,186
EnLink Midstream Partners LP, 4.8500%, 7/15/26	104,000	98,514
EnLink Midstream Partners LP, ICE LIBOR USD 3 Month + 4.1100%, 6.0000%µ	145,000	123,930
EQT Midstream Partners LP, 5.5000%, 7/15/28	51,000	50,972
Kinder Morgan Energy Partners LP, 3.5000%, 3/1/21	12,000	11,978
Kinder Morgan Energy Partners LP, 3.9500%, 9/1/22	20,000	19,992
Kinder Morgan Inc/DE, 6.5000%, 9/15/20	5,000	5,315
NGPL PipeCo LLC, 4.3750%, 8/15/22 (144A)	8,000	7,920
NGPL PipeCo LLC, 4.8750%, 8/15/27 (144A)	563,000	555,962
NuStar Logistics LP, 5.6250%, 4/28/27	82,000	79,335
PBF Holding Co LLC / PBF Finance Corp, 7.2500%, 6/15/25	137,000	144,021
Plains All American Pipeline LP / PAA Finance Corp, 4.6500%, 10/15/25	15,000	14,943
Regency Energy Partners LP / Regency Energy Finance Corp, 5.8750%, 3/1/22	28,000	29,613
Sabine Pass Liquefaction LLC, 5.0000%, 3/15/27	60,000	60,951
Williams Cos Inc, 3.7000%, 1/15/23	115,000	111,262
Williams Partners LP, 3.6000%, 3/15/22	21,000	20,892
		2,656,183
Financial Institutions – 0.4%
Jones Lang LaSalle Inc, 4.4000%, 11/15/22	102,000	104,277
Kennedy-Wilson Inc, 5.8750%, 4/1/24	102,000	98,940
		203,217

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	13

Janus Henderson Value Plus Income Fund

Schedule of Investments

June 30, 2018

Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Insurance – 0.4%
Aetna Inc, 2.8000%, 6/15/23	$20,000	$19,066
Centene Corp, 4.7500%, 5/15/22	2,000	2,013
Centene Corp, 6.1250%, 2/15/24	43,000	45,311
Centene Corp, 4.7500%, 1/15/25	41,000	40,795
Centene Escrow I Corp, 5.3750%, 6/1/26 (144A)	32,000	32,420
UnitedHealth Group Inc, 2.3750%, 10/15/22	26,000	24,991
WellCare Health Plans Inc, 5.2500%, 4/1/25	48,000	47,760
		212,356
Natural Gas – 0.1%
Sempra Energy, ICE LIBOR USD 3 Month + 0.5000%, 2.8477%, 1/15/21‡	49,000	49,025
Owned No Guarantee – 1.0%
Syngenta Finance NV, 3.6980%, 4/24/20 (144A)	200,000	199,267
Syngenta Finance NV, 3.9330%, 4/23/21 (144A)	200,000	199,478
Syngenta Finance NV, 4.4410%, 4/24/23 (144A)	200,000	198,815
		597,560
Real Estate Investment Trusts (REITs) – 0.5%
Alexandria Real Estate Equities Inc, 2.7500%, 1/15/20	63,000	62,484
Alexandria Real Estate Equities Inc, 4.6000%, 4/1/22	65,000	67,067
Senior Housing Properties Trust, 6.7500%, 12/15/21	27,000	28,919
SL Green Realty Corp, 5.0000%, 8/15/18	130,000	130,194
		288,664
Technology – 2.0%
Analog Devices Inc, 2.9500%, 1/12/21	198,000	196,301
Broadcom Corp / Broadcom Cayman Finance Ltd, 3.6250%, 1/15/24	16,000	15,482
Broadcom Corp / Broadcom Cayman Finance Ltd, 3.1250%, 1/15/25	26,000	24,115
Cadence Design Systems Inc, 4.3750%, 10/15/24	71,000	71,884
Fidelity National Information Services Inc, 3.6250%, 10/15/20	15,000	15,097
Fidelity National Information Services Inc, 4.5000%, 10/15/22	17,000	17,534
First Data Corp, 7.0000%, 12/1/23 (144A)	62,000	64,578
Iron Mountain Inc, 4.3750%, 6/1/21 (144A)	200,000	199,688
Marvell Technology Group Ltd, 4.2000%, 6/22/23	24,000	23,968
Marvell Technology Group Ltd, 4.8750%, 6/22/28	27,000	26,793
Microchip Technology Inc, 3.9220%, 6/1/21 (144A)	27,000	27,043
Total System Services Inc, 3.8000%, 4/1/21	25,000	25,169
Total System Services Inc, 4.8000%, 4/1/26	69,000	70,712
Trimble Inc, 4.1500%, 6/15/23	18,000	18,022
Trimble Inc, 4.7500%, 12/1/24	107,000	109,225
Trimble Inc, 4.9000%, 6/15/28	131,000	130,716
Verisk Analytics Inc, 4.8750%, 1/15/19	49,000	49,442
Verisk Analytics Inc, 5.8000%, 5/1/21	64,000	67,751
		1,153,520
Transportation – 0.5%
Kansas City Southern, 3.1250%, 6/1/26	202,000	186,137
XPO Logistics Inc, 6.5000%, 6/15/22 (144A)	82,000	84,050
		270,187
Total Corporate Bonds (cost $13,593,231)		13,368,369
Mortgage-Backed Securities – 9.4%
Fannie Mae Pool:
6.0000%, 2/1/37	3,125	3,519
3.5000%, 10/1/42	27,119	27,190
3.5000%, 12/1/42	61,713	61,666
3.0000%, 2/1/43	2,147	2,096
3.5000%, 2/1/43	89,232	89,163
3.0000%, 5/1/43	7,927	7,737
3.5000%, 4/1/44	48,988	49,166
5.0000%, 7/1/44	35,608	38,546
4.5000%, 10/1/44	18,204	19,194
3.5000%, 2/1/45	72,197	72,141

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

14	JUNE 30, 2018

Janus Henderson Value Plus Income Fund

Schedule of Investments

June 30, 2018

Shares or Principal Amounts		Value
Mortgage-Backed Securities – (continued)
Fannie Mae Pool – (continued)
4.5000%, 3/1/45	$30,077	$31,714
4.5000%, 6/1/45	16,468	17,260
3.0000%, 10/1/45	10,330	10,013
3.0000%, 10/1/45	6,928	6,716
3.5000%, 12/1/45	17,558	17,601
3.0000%, 1/1/46	1,454	1,411
4.5000%, 2/1/46	51,024	53,658
3.0000%, 3/1/46	45,575	44,204
3.0000%, 3/1/46	30,214	29,305
3.5000%, 7/1/46	67,917	67,844
4.0000%, 10/1/46	2,372	2,428
3.0000%, 11/1/46	10,745	10,434
3.0000%, 11/1/46	10,018	9,728
3.0000%, 2/1/47	58,033	56,707
4.0000%, 4/30/47	125,000	130,149
4.3888%, 4/30/47	78,000	77,609
4.0000%, 5/1/47	14,600	14,899
4.5000%, 5/1/47	8,283	8,724
4.5000%, 5/1/47	6,953	7,300
4.5000%, 5/1/47	6,143	6,443
4.5000%, 5/1/47	5,131	5,407
4.5000%, 5/1/47	4,783	5,016
4.5000%, 5/1/47	4,017	4,229
4.5000%, 5/1/47	2,094	2,198
4.5000%, 5/1/47	1,542	1,622
4.5000%, 5/1/47	1,517	1,596
3.5000%, 5/31/47	561,000	571,891
4.5000%, 5/31/47	259,500	274,357
4.0000%, 6/1/47	7,718	7,895
4.0000%, 6/1/47	4,068	4,161
4.0000%, 6/1/47	3,814	3,890
4.0000%, 6/1/47	1,734	1,771
4.5000%, 6/1/47	25,857	27,120
4.5000%, 6/1/47	2,635	2,773
4.0000%, 7/1/47	6,530	6,680
4.0000%, 7/1/47	6,312	6,456
4.0000%, 7/1/47	2,872	2,937
4.0000%, 7/1/47	1,985	2,030
4.5000%, 7/1/47	18,470	19,372
4.5000%, 7/1/47	16,658	17,472
4.5000%, 7/1/47	15,177	15,918
3.5000%, 8/1/47	20,990	20,935
3.5000%, 8/1/47	14,793	14,753
4.0000%, 8/1/47	34,580	35,298
4.0000%, 8/1/47	11,838	12,109
4.0000%, 8/1/47	6,930	7,088
4.0000%, 8/1/47	3,057	3,121
4.5000%, 8/1/47	20,717	21,729
4.5000%, 8/1/47	4,035	4,232
3.5000%, 9/1/47	194,085	193,210
4.0000%, 9/1/47	3,105	3,176
4.5000%, 9/1/47	23,679	24,839
4.5000%, 9/1/47	17,698	18,565
4.5000%, 9/1/47	13,043	13,682
3.5000%, 10/1/47	80,915	80,689
4.0000%, 10/1/47	14,822	15,163
4.0000%, 10/1/47	13,060	13,360
4.0000%, 10/1/47	12,553	12,841
4.0000%, 10/1/47	8,189	8,378

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	15

Janus Henderson Value Plus Income Fund

Schedule of Investments

June 30, 2018

Shares or Principal Amounts		Value
Mortgage-Backed Securities – (continued)
Fannie Mae Pool – (continued)
4.0000%, 10/1/47	$6,924	$7,083
4.5000%, 10/1/47	3,524	3,696
4.5000%, 10/1/47	1,611	1,689
4.0000%, 11/1/47	36,028	36,791
4.0000%, 11/1/47	21,738	22,204
4.0000%, 11/1/47	18,936	19,371
4.0000%, 11/1/47	5,879	6,014
4.5000%, 11/1/47	17,225	18,069
3.5000%, 12/1/47	36,516	36,351
3.5000%, 12/1/47	32,422	32,380
3.5000%, 12/1/47	13,684	13,648
4.0000%, 12/1/47	42,884	43,803
3.5000%, 1/1/48	23,901	23,885
3.5000%, 1/1/48	19,683	19,646
4.0000%, 1/1/48	81,835	83,589
4.0000%, 1/1/48	81,452	83,354
3.5000%, 3/1/48	13,769	13,759
4.0000%, 3/1/48	33,841	34,631
4.5000%, 3/1/48	25,916	27,264
4.5000%, 4/1/48	19,631	20,674
4.0000%, 5/1/48	82,187	83,832
4.0000%, 5/1/48	72,877	74,329
4.5000%, 5/1/48	15,941	16,849
4.5000%, 5/1/48	13,561	14,245
4.0000%, 6/1/48	194,242	198,150
4.0000%, 6/1/48	33,000	33,657
4.5000%, 6/1/48	15,106	15,929
3.5000%, 8/1/56	91,516	90,879
3.0000%, 2/1/57	75,818	72,813
		3,611,108
Freddie Mac Gold Pool:
6.0000%, 4/1/40	71,600	80,500
3.5000%, 2/1/43	23,090	23,088
3.5000%, 2/1/44	27,803	27,801
4.5000%, 5/1/44	18,565	19,559
3.0000%, 1/1/45	19,477	18,949
4.0000%, 5/1/46	15,630	15,992
3.5000%, 7/1/46	20,658	20,585
3.0000%, 10/1/46	86,724	84,080
3.0000%, 12/1/46	59,182	57,376
4.0000%, 8/1/47	56,387	57,557
3.5000%, 9/1/47	71,108	70,936
3.5000%, 9/1/47	54,249	53,993
3.5000%, 9/1/47	31,005	30,859
3.5000%, 10/1/47	62,270	61,971
3.5000%, 11/1/47	25,431	25,342
3.5000%, 12/1/47	155,121	154,867
3.5000%, 12/1/47	18,946	18,923
3.5000%, 2/1/48	17,888	17,810
3.5000%, 2/1/48	17,849	17,792
3.5000%, 3/1/48	134,488	133,997
3.5000%, 3/1/48	75,901	75,526
3.5000%, 3/1/48	17,911	17,822
4.0000%, 3/1/48	21,902	22,402
4.0000%, 4/1/48	103,836	105,872
4.0000%, 4/1/48	10,967	11,211
4.0000%, 5/1/48	88,456	90,243
4.0000%, 5/1/48	49,929	50,902
4.0000%, 6/1/48	113,644	115,940

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

16	JUNE 30, 2018

Janus Henderson Value Plus Income Fund

Schedule of Investments

June 30, 2018

Shares or Principal Amounts		Value
Mortgage-Backed Securities – (continued)
Freddie Mac Gold Pool – (continued)
4.0000%, 6/1/48	$23,000	$23,466
		1,505,361
Ginnie Mae I Pool:
4.5000%, 8/15/46	68,341	72,702
4.0000%, 7/15/47	29,776	30,532
4.0000%, 8/15/47	5,797	5,945
4.0000%, 11/15/47	16,489	16,956
4.0000%, 12/15/47	21,921	22,543
		148,678
Ginnie Mae II Pool:
4.5000%, 10/20/41	32,743	34,070
3.0000%, 10/20/47	63,442	62,091
4.5000%, 5/20/48	44,285	46,749
4.5000%, 5/20/48	10,575	11,163
		154,073
Total Mortgage-Backed Securities (cost $5,491,349)		5,419,220
United States Treasury Notes/Bonds – 5.5%
2.5000%, 5/31/20	242,000	241,877
2.8750%, 5/15/28	338,000	338,528
2.2500%, 8/15/46	45,000	38,714
2.7500%, 8/15/47	11,000	10,486
2.7500%, 11/15/47	686,000	653,871
3.0000%, 2/15/48	477,000	478,118
3.1250%, 5/15/48	1,354,500	1,390,754
Total United States Treasury Notes/Bonds (cost $3,087,670)		3,152,348
Common Stocks – 52.6%
Aerospace & Defense – 0.5%
United Technologies Corp	2,100	262,563
Banks – 8.4%
Access National Corp	7,600	217,360
Cadence BanCorp	17,845	515,185
Citigroup Inc	13,700	916,804
Citizens Financial Group Inc	11,993	466,528
FB Financial Corp	3,900	158,808
First Horizon National Corp	11,900	212,296
Pinnacle Financial Partners Inc	6,900	423,315
Union Bankshares Corp	6,000	233,280
US Bancorp	16,100	805,322
Wells Fargo & Co	15,900	881,496
		4,830,394
Beverages – 1.0%
PepsiCo Inc	5,500	598,785
Biotechnology – 0.8%
Gilead Sciences Inc	6,300	446,292
Capital Markets – 0.6%
Cohen & Steers Inc	7,900	329,509
Chemicals – 0.9%
NewMarket Corp	900	364,050
Valvoline Inc	8,400	181,188
		545,238
Commercial Services & Supplies – 1.3%
Republic Services Inc	2,900	198,244
UniFirst Corp/MA	3,000	530,700
		728,944
Consumer Finance – 1.5%
Ally Financial Inc	7,000	183,890
Discover Financial Services	3,800	267,558

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	17

Janus Henderson Value Plus Income Fund

Schedule of Investments

June 30, 2018

Shares or Principal Amounts		Value
Common Stocks – (continued)
Consumer Finance – (continued)
Synchrony Financial	12,200	$407,236
		858,684
Containers & Packaging – 0.7%
Graphic Packaging Holding Co	26,300	381,613
Diversified Financial Services – 0.8%
Berkshire Hathaway Inc*	2,400	447,960
Electric Utilities – 2.0%
Evergy Inc	6,818	382,831
Exelon Corp	10,400	443,040
PPL Corp	11,500	328,325
		1,154,196
Electrical Equipment – 1.6%
Generac Holdings Inc*	9,700	501,781
Thermon Group Holdings Inc*	18,100	413,947
		915,728
Energy Equipment & Services – 1.6%
Keane Group Inc*	27,700	378,659
Mammoth Energy Services Inc	7,600	258,096
Schlumberger Ltd	4,200	281,526
		918,281
Equity Real Estate Investment Trusts (REITs) – 4.2%
American Homes 4 Rent	7,200	159,696
Equity Commonwealth*	16,400	516,600
Equity LifeStyle Properties Inc	5,500	505,450
Equity Residential	4,800	305,712
Lamar Advertising Co	9,700	662,607
National Storage Affiliates Trust	8,700	268,134
		2,418,199
Food & Staples Retailing – 1.0%
Casey's General Stores Inc	5,500	577,940
Food Products – 0.4%
Cal-Maine Foods Inc	5,300	243,005
Health Care Equipment & Supplies – 0.8%
Medtronic PLC	5,416	463,664
Health Care Providers & Services – 2.5%
AmerisourceBergen Corp	2,200	187,594
Laboratory Corp of America Holdings*	7,100	1,274,663
		1,462,257
Health Care Technology – 0.5%
Cerner Corp*	5,000	298,950
Household Products – 1.1%
Clorox Co	2,200	297,550
Colgate-Palmolive Co	5,000	324,050
		621,600
Information Technology Services – 0.6%
Euronet Worldwide Inc*	3,800	318,326
Insurance – 2.2%
Chubb Ltd	4,600	584,292
Hartford Financial Services Group Inc	4,200	214,746
RenaissanceRe Holdings Ltd	4,000	481,280
		1,280,318
Internet Software & Services – 1.6%
Alphabet Inc*	800	903,352
Machinery – 1.2%
Donaldson Co Inc	3,300	148,896
Timken Co	3,400	148,070
Trinity Industries Inc	11,900	407,694
		704,660

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

18	JUNE 30, 2018

Janus Henderson Value Plus Income Fund

Schedule of Investments

June 30, 2018

Shares or Principal Amounts		Value
Common Stocks – (continued)
Metals & Mining – 0.3%
Compass Minerals International Inc	2,800	$184,100
Oil, Gas & Consumable Fuels – 3.3%
Cimarex Energy Co	3,600	366,264
Noble Energy Inc	18,400	649,152
Occidental Petroleum Corp	10,600	887,008
		1,902,424
Pharmaceuticals – 5.0%
Johnson & Johnson	9,400	1,140,596
Merck & Co Inc	12,000	728,400
Pfizer Inc	27,100	983,188
		2,852,184
Road & Rail – 1.0%
AMERCO	600	213,690
Union Pacific Corp	2,500	354,200
		567,890
Semiconductor & Semiconductor Equipment – 0.8%
Advanced Energy Industries Inc*	2,600	151,034
Analog Devices Inc	3,200	306,944
		457,978
Software – 4.4%
Check Point Software Technologies Ltd*	7,700	752,136
Microsoft Corp	2,800	276,108
Oracle Corp	26,600	1,171,996
Synopsys Inc*	4,000	342,280
		2,542,520
Total Common Stocks (cost $26,580,760)		30,217,554
Preferred Stocks – 0.3%
Equity Real Estate Investment Trusts (REITs) – 0.3%
Crown Castle International Corp, 6.8750%, 8/1/20 (cost $140,000)	140	150,231
Investment Companies – 3.0%
Money Markets – 3.0%
Janus Henderson Cash Liquidity Fund LLC, 1.8501%ºº,£ (cost $1,726,555)	1,726,555	1,726,555
Total Investments (total cost $55,235,248) – 102.1%		58,638,151
Liabilities, net of Cash, Receivables and Other Assets – (2.1)%		(1,197,350)
Net Assets – 100%		$57,440,801

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$53,971,239	92.0%
Cayman Islands	1,347,953	2.3
Israel	1,057,177	1.8
Switzerland	615,204	1.0
Ireland	449,062	0.8
United Kingdom	329,124	0.6
Canada	284,559	0.5
Australia	246,533	0.4
Germany	206,000	0.4
Zambia	131,300	0.2

Total	$58,638,151	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	19

Janus Henderson Value Plus Income Fund

Schedule of Investments

June 30, 2018

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 6/30/18
Investment Companies - 3.0%
Money Markets - 3.0%
Janus Henderson Cash Liquidity Fund LLC,1.8501%ºº	$20,024	$-	$-	$1,726,555

	Share Balance at 6/30/17	Purchases	Sales	Share Balance at 6/30/18
Investment Companies - 3.0%
Money Markets - 3.0%
Janus Henderson Cash Liquidity Fund LLC,1.8501%ºº	821,057	23,674,030	(22,768,532)	1,726,555

Schedule of Forward Foreign Currency Exchange Contracts, Open

Counterparty/ Foreign Currency	Settlement Date	Foreign Currency Amount (Sold)/ Purchased	USD Currency Amount (Sold)/ Purchased	Market Value and Unrealized Appreciation/ (Depreciation)
Credit Suisse International:
Israeli Shekel	7/26/18	(2,053,000)	$577,652	$14,980

The following table, grouped by derivative type, provides information about the fair value and location of derivatives within the Statement of Assets and Liabilities as of June 30, 2018.

Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of June 30, 2018

Currency Contracts
Asset Derivatives:
Forward foreign currency exchange contracts	$ 14,980

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

20	JUNE 30, 2018

Janus Henderson Value Plus Income Fund

Schedule of Investments

June 30, 2018

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended June 30, 2018.

The effect of Derivative Instruments (not accounted for as hedging instruments) on the Statement of Operations for the year ended June 30, 2018

Amount of Realized Gain/(Loss) Recognized on Derivatives
Derivative	Currency Contracts
Forward foreign currency exchange contracts	$ 16,382

Amount of Change in Unrealized Appreciation/Depreciation Recognized on Derivatives
Derivative	Currency Contracts
Forward foreign currency exchange contracts	$ 15,164

Please see the “Net Realized Gain/(Loss) on Investments” and “Change in Unrealized Net Appreciation/Depreciation” sections of the Fund’s Statement of Operations.

Average Ending Monthly Market Value of Derivative Instruments During the Year Ended June 30, 2018

Market Value
Forward foreign currency exchange contracts, sold	$ 509,004

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	21

Janus Henderson Value Plus Income Fund

Notes to Schedule of Investments and Other Information

Bloomberg Barclays U.S. Aggregate Bond Index	Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based measure of the investment grade, US dollar-denominated, fixed-rate taxable bond market.
Russell 1000® Value Index	Russell 1000® Value Index reflects the performance of U.S. large-cap equities with lower price-to-book ratios and lower expected growth values.
Value Income Index	Value Income Index is an internally-calculated, hypothetical combination of total returns from the Russell 1000® Value Index (50%) and the Bloomberg Barclays U.S. Aggregate Bond Index (50%).

ICE	Intercontinental Exchange
LIBOR	London Interbank Offered Rate
LLC	Limited Liability Company
LP	Limited Partnership
PLC	Public Limited Company
ULC	Unlimited Liability Company

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the year ended June 30, 2018 is $6,374,982, which represents 11.1% of net assets.

*	Non-income producing security.

(a)

All or a portion of this position is not funded, or has been purchased on a delayed delivery or when-issued basis. If applicable, interest rates will be determined and interest will begin to accrue at a future date. See Notes to Financial Statements.

‡

Variable or floating rate security. Rate shown is the current rate as of June 30, 2018. Certain variable rate securities are not based on a published reference rate and spread; they are determined by the issuer or agent and current market conditions. Reference rate is as of reset date and may vary by security, which may not indicate a reference rate and/or spread in their description.

ºº	Rate shown is the 7-day yield as of June 30, 2018.

µ

This variable rate security is a perpetual bond. Perpetual bonds have no contractual maturity date, are not redeemable, and pay an indefinite stream of interest. The coupon rate shown represents the current interest rate.

Ç	Step bond. The coupon rate will increase or decrease periodically based upon a predetermined schedule. The rate shown reflects the current rate.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

22	JUNE 30, 2018

Janus Henderson Value Plus Income Fund

Notes to Schedule of Investments and Other Information

§				Schedule of Restricted and Illiquid Securities (as of June 30, 2018)
				Value as a
	Acquisition			% of Net
	Date	Cost	Value	Assets
loanDepot Station Place Agency Securitization Trust 2017-1, ICE LIBOR USD 1 Month + 1.0000%, 3.0911%, 11/25/50	11/29/17	$25,000	$24,938	0.1%
loanDepot Station Place Agency Securitization Trust 2017-1, ICE LIBOR USD 1 Month + 0.8000%, 2.8911%, 11/25/50	11/29/17	78,010	77,751	0.1
Station Place Securitization Trust 2017-3, ICE LIBOR USD 1 Month + 1.0000%, 2.9613%, 7/24/18	8/11/17	67,000	67,002	0.1
Total		$170,010	$169,691	0.3%

The Fund has registration rights for certain restricted securities held as of June 30, 2018. The issuer incurs all registration costs.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of June 30, 2018. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quotes Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Asset-Backed/Commercial Mortgage-Backed Securities	$-	$3,341,575	$-
Bank Loans and Mezzanine Loans	-	1,262,299	-
Corporate Bonds	-	13,368,369	-
Mortgage-Backed Securities	-	5,419,220	-
United States Treasury Notes/Bonds	-	3,152,348	-
Common Stocks	30,217,554	-	-
Preferred Stocks	-	150,231	-
Investment Companies	-	1,726,555	-
Total Investments in Securities	$30,217,554	$28,420,597	$-
Other Financial Instruments(a):
Forward Foreign Currency Exchange Contracts	-	14,980	-
Total Assets	$30,217,554	$28,435,577	$-

(a)

Other financial instruments include forward foreign currency exchange, futures, written options, written swaptions, and swap contracts. Forward foreign currency exchange contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date. Futures, certain written options on futures, and centrally cleared swap contracts are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Written options, written swaptions, and other swap contracts are reported at their market value at measurement date.

Janus Investment Fund	23

Janus Henderson Value Plus Income Fund

Statement of Assets and Liabilities

June 30, 2018

See footnotes at the end of the Statement.

Assets:
Unaffiliated investments, at value(1)	$56,911,596
Affiliated investments, at value(2)	1,726,555
Cash	7,844
Forward foreign currency exchange contracts	14,980
Non-interested Trustees' deferred compensation	1,204
Receivables:
Investments sold	261,455
Interest	209,670
Dividends	42,368
Due from adviser	41,875
Fund shares sold	6,175
Foreign tax reclaims	3,556
Dividends from affiliates	2,482
Other assets	3,796
Total Assets	59,233,556
Liabilities:
Payables:	—
Investments purchased	1,505,828
Fund shares repurchased	62,288
Registration fees	60,184
Professional fees	49,435
Advisory fees	29,479
Non-affiliated fund administration fees payable	20,201
Transfer agent fees and expenses	10,976
12b-1 Distribution and shareholder servicing fees	6,686
Dividends	1,285
Non-interested Trustees' deferred compensation fees	1,204
Non-interested Trustees' fees and expenses	559
Custodian fees	382
Affiliated fund administration fees payable	123
Accrued expenses and other payables	44,125
Total Liabilities	1,792,755
Net Assets	$57,440,801

See Notes to Financial Statements.

24	JUNE 30, 2018

Janus Henderson Value Plus Income Fund

Statement of Assets and Liabilities

June 30, 2018

Net Assets Consist of:
Capital (par value and paid-in surplus)	$52,595,396
Undistributed net investment income/(loss)	(2,133)
Undistributed net realized gain/(loss) from investments and foreign currency transactions	1,429,631
Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	3,417,907
Total Net Assets	$57,440,801
Net Assets - Class A Shares	$7,590,605
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	660,184
Net Asset Value Per Share(3)	$11.50
Maximum Offering Price Per Share(4)	$12.20
Net Assets - Class C Shares	$5,426,293
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	470,798
Net Asset Value Per Share(3)	$11.53
Net Assets - Class D Shares	$33,825,436
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	2,940,975
Net Asset Value Per Share	$11.50
Net Assets - Class I Shares	$4,585,961
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	398,347
Net Asset Value Per Share	$11.51
Net Assets - Class N Shares	$1,221,358
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	106,111
Net Asset Value Per Share	$11.51
Net Assets - Class S Shares	$2,083,467
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	180,984
Net Asset Value Per Share	$11.51
Net Assets - Class T Shares	$2,707,681
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	235,290
Net Asset Value Per Share	$11.51

(1) Includes cost of $53,508,693.

(2) Includes cost of $1,726,555.

(3) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(4) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

Janus Investment Fund	25

Janus Henderson Value Plus Income Fund

Statement of Operations

For the year ended June 30, 2018(1)

Investment Income:
Interest	$949,554
Dividends	586,984
Dividends from affiliates	20,024
Other income	8,051
Foreign tax withheld	(12,251)
Total Investment Income	1,552,362
Expenses:
Advisory fees	351,022
12b-1 Distribution and shareholder servicing fees:
Class A Shares	18,381
Class C Shares	55,826
Class S Shares	5,120
Transfer agent administrative fees and expenses:
Class D Shares	39,999
Class S Shares	5,120
Class T Shares	8,356
Transfer agent networking and omnibus fees:
Class A Shares	606
Class C Shares	805
Class I Shares	4,140
Other transfer agent fees and expenses:
Class A Shares	867
Class C Shares	599
Class D Shares	7,298
Class I Shares	334
Class N Shares	37
Class S Shares	47
Class T Shares	143
Registration fees	111,043
Accounting systems fee	80,202
Professional fees	63,319
Non-affiliated fund administration fees	20,201
Shareholder reports expense	12,496
Custodian fees	9,617
Affiliated fund administration fees	3,706
Non-interested Trustees’ fees and expenses	1,979
Other expenses	1,350
Total Expenses	802,613
Less: Excess Expense Reimbursement and Waivers	(257,907)
Net Expenses	544,706
Net Investment Income/(Loss)	1,007,656
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	1,854,328
Forward foreign currency exchange contracts	16,382
Total Net Realized Gain/(Loss) on Investments	1,870,710
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	(349,230)
Forward foreign currency exchange contracts	15,164
Total Change in Unrealized Net Appreciation/Depreciation	(334,066)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$2,544,300

(1) Period from August 4, 2017 (inception date) through June 30, 2018 for Class N Shares.

See Notes to Financial Statements.

26	JUNE 30, 2018

Janus Henderson Value Plus Income Fund

Statements of Changes in Net Assets

	Year ended June 30, 2018(1)	Year ended June 30, 2017

Operations:
Net investment income/(loss)	$1,007,656	$1,138,289
Net realized gain/(loss) on investments	1,870,710	3,165,392
Change in unrealized net appreciation/depreciation	(334,066)	1,452,213
Net Increase/(Decrease) in Net Assets Resulting from Operations	2,544,300	5,755,894
Dividends and Distributions to Shareholders:
Dividends from Net Investment Income
Class A Shares	(156,214)	(151,818)
Class C Shares	(75,698)	(81,780)
Class D Shares	(748,113)	(750,004)
Class I Shares	(138,209)	(130,801)
Class N Shares	(19,540)	N/A
Class S Shares	(40,538)	(41,680)
Class T Shares	(70,369)	(84,439)
Total Dividends from Net Investment Income	(1,248,681)	(1,240,522)
Distributions from Net Realized Gain from Investment Transactions
Class A Shares	(297,302)	(81,028)
Class C Shares	(227,930)	(63,764)
Class D Shares	(1,352,620)	(384,940)
Class I Shares	(245,266)	(61,382)
Class N Shares	(41,754)	N/A
Class S Shares	(83,069)	(23,460)
Class T Shares	(135,796)	(45,895)
Total Distributions from Net Realized Gain from Investment Transactions	(2,383,737)	(660,469)
Net Decrease from Dividends and Distributions to Shareholders	(3,632,418)	(1,900,991)
Capital Share Transactions:
Class A Shares	605,933	562,744
Class C Shares	(117,829)	(1,068,204)
Class D Shares	1,195,815	4,824,282
Class I Shares	(2,130,318)	3,307,234
Class N Shares	1,263,560	N/A
Class S Shares	129,433	(247,683)
Class T Shares	(1,286,314)	2,201,230
Net Increase/(Decrease) from Capital Share Transactions	(339,720)	9,579,603
Net Increase/(Decrease) in Net Assets	(1,427,838)	13,434,506
Net Assets:
Beginning of period	58,868,639	45,434,133
End of period	$57,440,801	$58,868,639

Undistributed Net Investment Income/(Loss)	$(2,133)	$35,041

(1) Period from August 4, 2017 (inception date) through June 30, 2018 for Class N Shares.

See Notes to Financial Statements.

Janus Investment Fund	27

Janus Henderson Value Plus Income Fund

Financial Highlights

Class A Shares
For a share outstanding during each year ended June 30	2018	2017	2016		2015	2014
Net Asset Value, Beginning of Period	$11.72	$10.87	$11.26		$12.26	$11.68
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.20(1)	0.24(1)	0.24(1)		0.22(1)	0.23(1)
Net realized and unrealized gain/(loss)	0.31	1.01	(0.14)		0.05	1.29
Total from Investment Operations	0.51	1.25	0.10		0.27	1.52
Less Dividends and Distributions:
Dividends (from net investment income)	(0.25)	(0.26)	(0.23)		(0.29)	(0.30)
Distributions (from capital gains)	(0.48)	(0.14)	(0.26)		(0.98)	(0.64)
Total Dividends and Distributions	(0.73)	(0.40)	(0.49)		(1.27)	(0.94)
Net Asset Value, End of Period	$11.50	$11.72	$10.87		$11.26	$12.26
Total Return*	4.38%	11.71%	1.01%		2.25%	13.61%
Net Assets, End of Period (in thousands)	$7,591	$7,130	$6,082		$6,213	$6,603
Average Net Assets for the Period (in thousands)	$7,370	$6,531	$5,981		$6,599	$6,341
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.37%	1.29%	1.38%		1.43%	1.35%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.95%	0.95%	0.94%		0.97%	1.01%
Ratio of Net Investment Income/(Loss)	1.70%	2.14%	2.19%		1.84%	1.94%
Portfolio Turnover Rate	100%(2)	86%	77%		89%	95%
				1

Class C Shares
For a share outstanding during each year ended June 30	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$11.74	$10.90	$11.28	$12.29	$11.71
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.11(1)	0.16(1)	0.16(1)	0.13(1)	0.15(1)
Net realized and unrealized gain/(loss)	0.32	0.99	(0.13)	0.04	1.28
Total from Investment Operations	0.43	1.15	0.03	0.17	1.43
Less Dividends and Distributions:
Dividends (from net investment income)	(0.16)	(0.17)	(0.15)	(0.20)	(0.21)
Distributions (from capital gains)	(0.48)	(0.14)	(0.26)	(0.98)	(0.64)
Total Dividends and Distributions	(0.64)	(0.31)	(0.41)	(1.18)	(0.85)
Net Asset Value, End of Period	$11.53	$11.74	$10.90	$11.28	$12.29
Total Return*	3.67%	10.71%	0.38%	1.41%	12.78%
Net Assets, End of Period (in thousands)	$5,426	$5,649	$6,283	$7,029	$6,519
Average Net Assets for the Period (in thousands)	$5,599	$5,470	$6,419	$6,880	$6,035
Ratios to Average Net Assets**:
Ratio of Gross Expenses	2.12%	2.06%	2.10%	2.18%	2.04%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.70%	1.72%	1.66%	1.72%	1.72%
Ratio of Net Investment Income/(Loss)	0.94%	1.36%	1.47%	1.09%	1.23%
Portfolio Turnover Rate	100%(2)	86%	77%	89%	95%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Portfolio Turnover Rate excludes TBA (to be announced) purchase and sales commitments.

See Notes to Financial Statements.

28	JUNE 30, 2018

Janus Henderson Value Plus Income Fund

Financial Highlights

Class D Shares
For a share outstanding during each year ended June 30	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$11.72	$10.87	$11.26	$12.26	$11.69
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.21(1)	0.26(1)	0.25(1)	0.23(1)	0.25(1)
Net realized and unrealized gain/(loss)	0.31	1.01	(0.14)	0.06	1.28
Total from Investment Operations	0.52	1.27	0.11	0.29	1.53
Less Dividends and Distributions:
Dividends (from net investment income)	(0.26)	(0.28)	(0.24)	(0.31)	(0.32)
Distributions (from capital gains)	(0.48)	(0.14)	(0.26)	(0.98)	(0.64)
Total Dividends and Distributions	(0.74)	(0.42)	(0.50)	(1.29)	(0.96)
Net Asset Value, End of Period	$11.50	$11.72	$10.87	$11.26	$12.26
Total Return*	4.51%	11.84%	1.12%	2.39%	13.68%
Net Assets, End of Period (in thousands)	$33,825	$33,243	$26,205	$29,170	$33,071
Average Net Assets for the Period (in thousands)	$33,423	$30,598	$26,758	$29,440	$27,575
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.27%	1.21%	1.31%	1.33%	1.15%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.82%	0.83%	0.83%	0.83%	0.85%
Ratio of Net Investment Income/(Loss)	1.82%	2.26%	2.31%	1.97%	2.10%
Portfolio Turnover Rate	100%(2)	86%	77%	89%	95%

Class I Shares
For a share outstanding during each year ended June 30	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$11.73	$10.88	$11.27	$12.28	$11.70
Income/(Loss) from Investment Operations:
Net investment income/(loss) (1)	0.22	0.27	0.25	0.24	0.27
Net realized and unrealized gain/(loss)	0.31	1.00	(0.13)	0.05	1.28
Total from Investment Operations	0.53	1.27	0.12	0.29	1.55
Less Dividends and Distributions:
Dividends (from net investment income)	(0.27)	(0.28)	(0.25)	(0.32)	(0.33)
Distributions (from capital gains)	(0.48)	(0.14)	(0.26)	(0.98)	(0.64)
Total Dividends and Distributions	(0.75)	(0.42)	(0.51)	(1.30)	(0.97)
Net Asset Value, End of Period	$11.51	$11.73	$10.88	$11.27	$12.28
Total Return*	4.57%	11.91%	1.18%	2.39%	13.92%
Net Assets, End of Period (in thousands)	$4,586	$6,814	$3,149	$3,965	$10,794
Average Net Assets for the Period (in thousands)	$6,109	$5,106	$3,682	$4,859	$9,694
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.16%	1.13%	1.21%	1.22%	1.02%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.76%	0.76%	0.77%	0.74%	0.71%
Ratio of Net Investment Income/(Loss)	1.88%	2.33%	2.36%	2.00%	2.23%
Portfolio Turnover Rate	100%(2)	86%	77%	89%	95%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Portfolio Turnover Rate excludes TBA (to be announced) purchase and sales commitments.

See Notes to Financial Statements.

Janus Investment Fund	29

Janus Henderson Value Plus Income Fund

Financial Highlights

Class N Shares
For a share outstanding during the period ended June 30	2018(1)
Net Asset Value, Beginning of Period	$11.66
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.21
Net realized and unrealized gain/(loss)	0.37
Total from Investment Operations	0.58
Less Dividends and Distributions:
Dividends (from net investment income)	(0.25)
Distributions (from capital gains)	(0.48)
Total Dividends and Distributions	(0.73)
Net Asset Value, End of Period	$11.51
Total Return*	5.05%
Net Assets, End of Period (in thousands)	$1,221
Average Net Assets for the Period (in thousands)	$836
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.25%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.69%
Ratio of Net Investment Income/(Loss)	1.99%
Portfolio Turnover Rate	100%(3)

Class S Shares
For a share outstanding during each year ended June 30	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$11.73	$10.88	$11.26	$12.26	$11.69
Income/(Loss) from Investment Operations:
Net investment income/(loss) (2)	0.19	0.23	0.26	0.19	0.22
Net realized and unrealized gain/(loss)	0.30	1.01	(0.13)	0.05	1.28
Total from Investment Operations	0.49	1.24	0.13	0.24	1.50
Less Dividends and Distributions:
Dividends (from net investment income)	(0.23)	(0.25)	(0.25)	(0.26)	(0.29)
Distributions (from capital gains)	(0.48)	(0.14)	(0.26)	(0.98)	(0.64)
Total Dividends and Distributions	(0.71)	(0.39)	(0.51)	(1.24)	(0.93)
Net Asset Value, End of Period	$11.51	$11.73	$10.88	$11.26	$12.26
Total Return*	4.23%	11.54%	1.28%	2.00%	13.42%
Net Assets, End of Period (in thousands)	$2,083	$1,993	$2,088	$2,063	$5,054
Average Net Assets for the Period (in thousands)	$2,053	$1,950	$2,023	$2,428	$4,725
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.63%	1.53%	1.63%	1.64%	1.50%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.06%	1.07%	0.77%	1.18%	1.09%
Ratio of Net Investment Income/(Loss)	1.59%	2.02%	2.37%	1.57%	1.87%
Portfolio Turnover Rate	100%(3)	86%	77%	89%	95%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from August 4, 2017 (inception date) through June 30, 2018.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

(3)  Portfolio Turnover Rate excludes TBA (to be announced) purchase and sales commitments.

See Notes to Financial Statements.

30	JUNE 30, 2018

Janus Henderson Value Plus Income Fund

Financial Highlights

Class T Shares
For a share outstanding during each year ended June 30	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$11.72	$10.88	$11.26	$12.27	$11.69
Income/(Loss) from Investment Operations:
Net investment income/(loss) (1)	0.20	0.24	0.26	0.22	0.25
Net realized and unrealized gain/(loss)	0.32	1.01	(0.13)	0.04	1.28
Total from Investment Operations	0.52	1.25	0.13	0.26	1.53
Less Dividends and Distributions:
Dividends (from net investment income)	(0.25)	(0.27)	(0.25)	(0.29)	(0.31)
Distributions (from capital gains)	(0.48)	(0.14)	(0.26)	(0.98)	(0.64)
Total Dividends and Distributions	(0.73)	(0.41)	(0.51)	(1.27)	(0.95)
Net Asset Value, End of Period	$11.51	$11.72	$10.88	$11.26	$12.27
Total Return*	4.49%	11.63%	1.26%	2.18%	13.75%
Net Assets, End of Period (in thousands)	$2,708	$4,039	$1,627	$3,662	$9,037
Average Net Assets for the Period (in thousands)	$3,357	$3,480	$2,419	$4,490	$6,739
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.35%	1.32%	1.32%	1.39%	1.25%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.91%	0.93%	0.73%	0.93%	0.87%
Ratio of Net Investment Income/(Loss)	1.72%	2.14%	2.39%	1.82%	2.08%
Portfolio Turnover Rate	100%(2)	86%	77%	89%	95%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Portfolio Turnover Rate excludes TBA (to be announced) purchase and sales commitments.

See Notes to Financial Statements.

Janus Investment Fund	31

Janus Henderson Value Plus Income Fund

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Janus Henderson Value Plus Income Fund (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 49 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks capital appreciation and current income. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares. Class D shares are closed to certain new investors.

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus Henderson funds. Class D Shares are available only to investors who hold accounts directly with the Janus Henderson funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of: 1) certain adviser-assisted, employer-sponsored retirement plans, including 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans; and 2) retail investors purchasing in qualified or nonqualified accounts, whose accounts are held through an omnibus account at their financial intermediary, and where the financial intermediary requires no payment or reimbursement from the Fund, Janus Capital Management LLC (“Janus Capital”), or its affiliates. Class N Shares are also available to Janus Henderson proprietary products and to certain direct institutional investors approved by Janus Distributors LLC dba Janus Henderson Distributors (“Janus Henderson Distributors”) including, but not limited to, corporations, certain retirement plans, public plans, and foundations and endowments, subject to minimum investment requirements.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price.

32	JUNE 30, 2018

Janus Henderson Value Plus Income Fund

Notes to Financial Statements

Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2018 to fair value the Fund’s investments in

Janus Investment Fund	33

Janus Henderson Value Plus Income Fund

Notes to Financial Statements

securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the year. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

Dividends of net investment income are generally declared and distributed monthly, and realized capital gains (if any) are distributed annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or the Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

34	JUNE 30, 2018

Janus Henderson Value Plus Income Fund

Notes to Financial Statements

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

On December 22, 2017, the Tax Cuts and Jobs Act was signed into law. Currently, Management does not believe the bill will have a material impact on the Fund’s intention to continue to qualify as a regulated investment company, which is generally not subject to U.S. federal income tax.

2. Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the year ended June 30, 2018 is discussed in further detail below. A summary of derivative activity by the Fund is reflected in the tables at the end of the Schedule of Investments.

The Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry of commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

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• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. Additionally, the Fund may deposit cash and/or treasuries as collateral with the counterparty and/or custodian daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized loss on OTC derivative contracts with a particular counterparty. All liquid securities and restricted cash are considered to cover in an amount at all times equal to or greater than the Fund’s commitment with respect to certain exchange-traded derivatives, centrally cleared derivatives, forward foreign currency exchange contracts, short sales, and/or securities with extended settlement dates. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital's ability to establish and maintain appropriate systems and trading.

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Fund may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Fund may also invest in forward currency contracts for non-hedging purposes such as seeking to enhance returns. The Fund is subject to currency risk and counterparty risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

Forward currency contracts are valued by converting the foreign value to U.S. dollars by using the current spot U.S. dollar exchange rate and/or forward rate for that currency. Exchange and forward rates as of the close of the NYSE shall be used to value the forward currency contracts. The unrealized appreciation/(depreciation) for forward currency contracts is reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations for the change in unrealized net appreciation/depreciation (if applicable). The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a forward currency contract is reported on the Statement of Operations (if applicable).

During the year, the Fund entered into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund.

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3. Other Investments and Strategies

Additional Investment Risk

The Fund may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes or adverse developments specific to the issuer.

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) of 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). There is considerable uncertainty about how Brexit will be conducted, how negotiations of necessary treaties and trade agreements will proceed, or how financial markets will react. In addition, one or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition

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(i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Loans

The Fund may invest in various commercial loans, including bank loans, bridge loans, debtor-in-possession (“DIP”) loans, mezzanine loans, and other fixed and floating rate loans. These loans may be acquired through loan participations and assignments or on a when-issued basis. Commercial loans will comprise no more than 20% of the Fund’s total assets. Below are descriptions of the types of loans held by the Fund as of June 30, 2018.

• Bank Loans - Bank loans are obligations of companies or other entities entered into in connection with recapitalizations, acquisitions, and refinancings. The Fund’s investments in bank loans are generally acquired as a participation interest in, or assignment of, loans originated by a lender or other financial institution. These investments may include institutionally-traded floating and fixed-rate debt securities.

• Floating Rate Loans – Floating rate loans are debt securities that have floating interest rates, that adjust periodically, and are tied to a benchmark lending rate, such as London Interbank Offered Rate (“LIBOR”). In other cases, the lending rate could be tied to the prime rate offered by one or more major U.S. banks or the rate paid on large certificates of deposit traded in the secondary markets. If the benchmark lending rate changes, the rate payable to lenders under the loan will change at the next scheduled adjustment date specified in the loan agreement. Floating rate loans are typically issued to companies (‘‘borrowers’’) in connection with recapitalizations, acquisitions, and refinancings. Floating rate loan investments are generally below investment grade. Senior floating rate loans are secured by specific collateral of a borrower and are senior in the borrower’s capital structure. The senior position in the borrower’s capital structure generally gives holders of senior loans a claim on certain of the borrower’s assets that is senior to subordinated debt and preferred and common stock in the case of a borrower’s default. Floating rate loan investments may involve foreign borrowers, and investments may be denominated in foreign currencies. Floating rate loans often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Fund may invest in obligations of borrowers who are in bankruptcy proceedings. While the Fund generally expects to invest in fully funded term loans, certain of the loans in which the Fund may invest include revolving loans, bridge loans, and delayed draw term loans.

Purchasers of floating rate loans may pay and/or receive certain fees. The Fund may receive fees such as covenant waiver fees or prepayment penalty fees. The Fund may pay fees such as facility fees. Such fees may affect the Fund’s return.

• Mezzanine Loans - Mezzanine loans are secured by the stock of the company that owns the assets. Mezzanine loans are a hybrid of debt and equity financing that is typically used to fund the expansion of existing companies. A mezzanine loan is composed of debt capital that gives the lender the right to convert to an ownership or equity interest in the company if the loan is not paid back in time and in full. Mezzanine loans typically are the most subordinated debt obligation in an issuer’s capital structure.

Mortgage- and Asset-Backed Securities

Mortgage- and asset-backed securities represent interests in “pools” of commercial or residential mortgages or other assets, including consumer loans or receivables. The Fund may purchase fixed or variable rate commercial or residential mortgage-backed securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), or other

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governmental or government-related entities. Ginnie Mae’s guarantees are backed by the full faith and credit of the U.S. Government, which means that the U.S. Government guarantees that the interest and principal will be paid when due. Fannie Mae and Freddie Mac securities are not backed by the full faith and credit of the U.S. Government. In September 2008, the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. Government, placed Fannie Mae and Freddie Mac under conservatorship. Since that time, Fannie Mae and Freddie Mac have received capital support through U.S. Treasury preferred stock purchases, and Treasury and Federal Reserve purchases of their mortgage-backed securities. The FHFA and the U.S. Treasury have imposed strict limits on the size of these entities’ mortgage portfolios. The FHFA has the power to cancel any contract entered into by Fannie Mae and Freddie Mac prior to FHFA’s appointment as conservator or receiver, including the guarantee obligations of Fannie Mae and Freddie Mac.

The Fund may also purchase other mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized debt obligations, structured investment vehicles, and other similar securities. Asset-backed securities may be backed by various consumer obligations, including automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying loans are not paid, the securities’ issuer could be forced to sell the assets and recognize losses on such assets, which could impact your return. Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Mortgage- and asset-backed securities are subject to both extension risk, where borrowers pay off their debt obligations more slowly in times of rising interest rates, and prepayment risk, where borrowers pay off their debt obligations sooner than expected in times of declining interest rates. These risks may reduce the Fund’s returns. In addition, investments in mortgage- and asset-backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, and liquidity risk than various other types of fixed-income securities. Additionally, although mortgage-backed securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that guarantors or insurers will meet their obligations.

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, in the event of a default and/or termination event, the Fund may offset with each counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. For financial reporting purposes, the Fund does not offset certain derivative financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities.

The following table presents gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the “Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of June 30, 2018” table located in the Fund’s Schedule of Investments.

Offsetting of Financial Assets and Derivative Assets

Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

Credit Suisse International	$14,980	$—	$—	$14,980

(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

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The Fund generally does not exchange collateral on its forward foreign currency contracts with its counterparties; however, all liquid securities and restricted cash are considered to cover in an amount at all times equal to or greater than the Fund’s commitment with respect to these contracts. Certain securities may be segregated at the Fund’s custodian. These segregated securities are denoted on the accompanying Schedule of Investments and are evaluated daily to ensure their cover and/or market value equals or exceeds the Fund’s corresponding forward foreign currency exchange contract's obligation value.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Restricted Security Transactions

Restricted securities held by the Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Fund to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Sovereign Debt

The Fund may invest in U.S. and non-U.S. government debt securities (“sovereign debt”). Some investments in sovereign debt, such as U.S. sovereign debt, are considered low risk. However, investments in sovereign debt, especially the debt of less developed countries, can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors including, but not limited to, its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, the relative size of its debt position in relation to its economy as a whole, the sovereign debtor’s policy toward international lenders, and local political constraints to which the governmental entity may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies, and other entities. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance, or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to timely service its debts. The Fund may be requested to participate in the rescheduling of such sovereign debt and to extend further loans to governmental entities, which may adversely affect the Fund’s holdings. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Fund may collect all or part of the sovereign debt that a governmental entity has not repaid. In addition, to the extent the Fund invests in non-U.S. sovereign debt, it may be subject to currency risk.

TBA Commitments

The Fund may enter into “to be announced” or “TBA” commitments. TBAs are forward agreements for the purchase or sale of securities, including mortgage-backed securities, for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate, and mortgage terms. Although the particular TBA securities must meet industry-accepted “good delivery” standards, there can be no assurance that a security purchased on forward commitment basis will ultimately be issued or delivered by the counterparty. During the settlement period, the Fund will still bear the risk of any decline in the value of the security to be delivered. Because TBA commitments do not require the purchase and sale of identical securities, the characteristics of the security delivered to the Fund may be less favorable than the security delivered to the dealer. If the counterparty to a transaction fails to deliver the security, the Fund could suffer a loss.

When-Issued, Delayed Delivery and Forward Commitment Transactions

The Fund may purchase or sell securities on a when-issued, delayed delivery, or forward commitment basis. When purchasing a security on a when-issued, delayed delivery, or forward commitment basis, the Fund assumes the rights

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and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Typically, no income accrues on securities the Fund has committed to purchase prior to the time delivery of the securities is made. Because the Fund is not required to pay for the security until the delivery date, these risks are in addition to the risks associated with the Fund’s other investments. If the other party to a transaction fails to deliver the securities, the Fund could miss a favorable price or yield opportunity. If the Fund remains substantially fully invested at a time when when-issued, delayed delivery, or forward commitment purchases are outstanding, the purchases may result in a form of leverage.

When the Fund has sold a security on a when-issued, delayed delivery, or forward commitment basis, the Fund does not participate in future gains or losses with respect to the security. If the other party to a transaction fails to pay for the securities, the Fund could suffer a loss. Additionally, when selling a security on a when-issued, delayed delivery, or forward commitment basis without owning the security, the Fund will incur a loss if the security’s price appreciates in value such that the security’s price is above the agreed upon price on the settlement date. The Fund may dispose of or renegotiate a transaction after it is entered into, and may purchase or sell when-issued, delayed delivery or forward commitment securities before the settlement date, which may result in a gain or loss.

4. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The Fund’s contractual investment advisory fee rate (expressed as an annual rate) is 0.60% of its average daily net assets.

Perkins Investment Management LLC (“Perkins”) serves as subadviser to the Fund. Perkins (together with its predecessors), has been in the investment management business since 1984 and provides day-to-day management of the equity portion of the Fund’s investment operations subject to the general oversight of Janus Capital. Janus Capital is responsible for the day-to-day management of the fixed income portion of the Fund’s investment portfolio. Janus Capital owns 100% of Perkins.

Janus Capital pays Perkins a subadvisory fee equal to 50% of the advisory fee payable by the equity portion of the Fund to Janus Capital (net of any fee waivers, and expense reimbursements).

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s total annual fund operating expenses, including the investment advisory fee, but excluding the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus/administrative fees payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.68% of the Fund’s average daily net assets. Janus Capital has agreed to continue the waivers until at least November 1, 2018. If applicable, amounts waived and/or reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund’s Class D Shares pay an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries

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regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital. For all share classes except Class D Shares, Janus Services also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.

Janus Services is compensated for its services related to the Fund’s Class D Shares. In addition to the administrative fees discussed above, Janus Services receives reimbursement for out-of-pocket costs it incurs for serving as transfer agent and providing, or arranging for, servicing to shareholders. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Henderson Distributors, a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Henderson Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution and shareholder servicing fees” in the Statement of Operations.

Janus Capital serves as administrator to the Fund pursuant to an administration agreement between Janus Capital and the Trust. Under the administration agreement, Janus Capital provides oversight and coordination of the Fund’s service providers, recordkeeping, and other administrative services, and is reimbursed by the Fund for certain of its costs in providing these services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. The Fund pays for some or all of the salaries, fees, and expenses of Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital (or any subadvisor, as applicable) provides to the Fund. These amounts are disclosed as “Affiliated Fund administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Fund’s Chief Compliance Officer and certain compliance staff, all of whom are employees of Janus Capital and/or its affiliates, are shared with the Fund. Total compensation of $476,345 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended June 30, 2018. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

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Notes to Financial Statements

Effective April 1, 2018, BNP Paribas Financial Services (“BPFS”) provides certain administrative services to the Fund, including services related to Fund accounting, calculation of the Fund’s daily NAV, and Fund audit, tax, and reporting obligations, pursuant to a sub-administration agreement with Janus Capital on behalf of the Fund. As compensation for such services, Janus Capital pays BPFS a fee based on a percentage of the Fund’s assets, along with a flat fee, and is reimbursed by the Fund for amounts paid to BPFS (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). These amounts are disclosed as “Non-affiliated fund administration fees” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of June 30, 2018 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended June 30, 2018 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $471,025 were paid by the Trust to the Trustees under the Deferred Plan during the year ended June 30, 2018.

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Henderson Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Henderson Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Fund's ability to withdraw investments from Janus Henderson Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Henderson Cash Liquidity Fund LLC. The units of Janus Henderson Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the year ended June 30, 2018 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Henderson Distributors and financial intermediaries. During the year ended June 30, 2018, Janus Henderson Distributors retained upfront sales charges of $2,279.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Henderson Distributors during the year ended June 30, 2018.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the year ended June 30, 2018, redeeming shareholders of Class C Shares paid CDSCs of $200.

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Janus Henderson Value Plus Income Fund

Notes to Financial Statements

As of June 30, 2018, shares of the Fund were owned by affiliates of Janus Henderson Investors, and/or other funds advised by Janus Henderson, as indicated in the table below:

Class	% of Class Owned	% of Fund Owned
Class A Shares	80%	11%
Class C Shares	76	7
Class D Shares	-	-
Class I Shares	-	-
Class N Shares	-	-
Class S Shares	100	4
Class T Shares	-	-

In addition, other shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

The Fund is permitted to purchase or sell securities (“cross-trade”) between itself and other funds or accounts managed by Janus Capital in accordance with Rule 17a-7 under the Investment Company Act of 1940 (“Rule 17a-7”), when the transaction is consistent with the investment objectives and policies of the Fund and in accordance with the Internal Cross Trade Procedures adopted by the Trust’s Board of Trustees. These procedures have been designed to ensure that any cross-trade of securities by the Fund from or to another fund or account that is or could be considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser, common Officer, or common Trustee complies with Rule 17a-7. Under these procedures, each cross-trade is effected at the current market price to save costs where allowed. During the year ended June 30, 2018, the Fund engaged in cross trades amounting to $3,128 in purchases.

5. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations; (2) losses or deductions the Fund may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of deferred compensation, derivatives, and foreign currency contract adjustments. The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

			Loss Deferrals		Other Book	Net Tax
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Late-Year Ordinary Loss	Post-October Capital Loss	to Tax Differences	Appreciation/ (Depreciation)
$ 96,750	$ 1,416,048	$ -	$ -	$ -	$ (1,181)	$ 3,333,788

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2018 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 55,304,363	$ 4,244,776	$ (910,988)	$ 3,333,788

Information on the tax components of derivatives as of June 30, 2018 is as follows:

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Janus Henderson Value Plus Income Fund

Notes to Financial Statements

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 14,980	$ -	$ -	$ -

Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended June 30, 2018
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 1,418,161	$ 2,214,257	$ -	$ -

For the year ended June 30, 2017
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 1,360,605	$ 540,386	$ -	$ -

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. The following reclassifications have been made to the Fund:

Increase/(Decrease) to Capital	Increase/(Decrease) to Undistributed Net Investment Income/Loss	Increase/(Decrease) to Undistributed Net Realized Gain/Loss
$ 96,974	$ 203,851	$ (300,825)

Capital has been adjusted by $96,974, all of which is long-term capital gain, for distributions in connection with Fund share redemptions (tax equalization).

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Janus Henderson Value Plus Income Fund

Notes to Financial Statements

6. Capital Share Transactions

	Year ended June 30, 2018(1)		Year ended June 30, 2017
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	41,152	$ 484,103	64,936	$ 742,237
Reinvested dividends and distributions	38,288	446,493	20,068	228,557
Shares repurchased	(27,560)	(324,663)	(36,250)	(408,050)
Net Increase/(Decrease)	51,880	$ 605,933	48,754	$ 562,744
Class C Shares:
Shares sold	8,502	$ 100,237	60,825	$ 692,961
Reinvested dividends and distributions	25,737	300,922	12,510	142,809
Shares repurchased	(44,553)	(518,988)	(168,642)	(1,903,974)
Net Increase/(Decrease)	(10,314)	$ (117,829)	(95,307)	$ (1,068,204)
Class D Shares:
Shares sold	422,896	$ 4,936,817	987,691	$11,237,707
Reinvested dividends and distributions	177,634	2,073,268	97,343	1,109,613
Shares repurchased	(496,509)	(5,814,270)	(658,593)	(7,523,038)
Net Increase/(Decrease)	104,021	$ 1,195,815	426,441	$ 4,824,282
Class I Shares:
Shares sold	112,337	$ 1,321,879	363,376	$ 4,119,195
Reinvested dividends and distributions	32,313	377,627	16,514	188,742
Shares repurchased	(327,356)	(3,829,824)	(88,272)	(1,000,703)
Net Increase/(Decrease)	(182,706)	$(2,130,318)	291,618	$ 3,307,234
Class N Shares:
Shares sold	110,590	$ 1,316,218	-	$ -
Reinvested dividends and distributions	5,255	61,294	-	-
Shares repurchased	(9,734)	(113,952)	-	-
Net Increase/(Decrease)	106,111	$ 1,263,560	-	$ -
Class S Shares:
Shares sold	518	$ 6,034	-	$ -
Reinvested dividends and distributions	10,588	123,607	5,717	65,140
Shares repurchased	(18)	(208)	(27,757)	(312,823)
Net Increase/(Decrease)	11,088	$ 129,433	(22,040)	$ (247,683)
Class T Shares:
Shares sold	36,356	$ 426,090	385,383	$ 4,409,763
Reinvested dividends and distributions	17,566	205,160	11,351	129,744
Shares repurchased	(163,204)	(1,917,564)	(201,734)	(2,338,277)
Net Increase/(Decrease)	(109,282)	$(1,286,314)	195,000	$ 2,201,230
(1)	Period from August 4, 2017 (inception date) through June 30, 2018 for Class N Shares.

7. Purchases and Sales of Investment Securities

For the year ended June 30, 2018, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$29,631,944	$ 27,902,185	$ 24,072,056	$ 25,243,481

8. Recent Accounting Pronouncements

The Securities and Exchange Commission ("SEC") adopted new rules as well as amendments to its rules to modernize the reporting and disclosure of information by registered investment companies. In addition, the SEC adopted

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Janus Henderson Value Plus Income Fund

Notes to Financial Statements

amendments to Regulation S-X, which require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date of the amendments to Regulation S-X was August 1, 2017. This report incorporates the amendments to Regulation S-X.

The FASB issued Accounting Standards Update No. 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities ("ASU 2017-08") to amend the amortization period for certain purchased callable debt securities held at a premium. The guidance requires certain premiums on callable debt securities to be amortized to the earliest call date. The amortization period for callable debt securities purchased at a discount will not be impacted. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Early adoption is permitted, including adoption in an interim period. Management is currently evaluating the impacts of ASU 2017-08 on the financial statements.

9. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to June 30, 2018 and through the date of issuance of the Fund's financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

Janus Investment Fund	47

Janus Henderson Value Plus Income Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Investment Fund and Shareholders of
Janus Henderson Value Plus Income Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Janus Henderson Value Plus Income Fund (one of the funds constituting Janus Investment Fund, referred to hereafter as the "Fund") as of June 30, 2018, the related statement of operations for the year ended June 30, 2018, the statements of changes in net assets for each of the two years in the period ended June 30, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended June 30, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Denver, Colorado
August 17, 2018

We have served as the auditor of one or more investment companies in Janus Henderson Funds since 1990.

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Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Fund is required to disclose its complete holdings on Form N-Q within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to Fund shareholders. These reports (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free) (or 1-800-525-3713 if you hold Class D shares). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag. Holdings are generally posted approximately two business days thereafter under Full Holdings for the Fund at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 14 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

Additionally, in connection with their consideration of whether to continue the investment advisory agreement and subadvisory agreement for each Fund, as applicable, the Trustees also received and reviewed information in connection with the transaction to combine the respective businesses of Henderson Group plc and Janus Capital Group, Inc., the parent company of Janus Capital (the “Transaction”), announced in October 2016, which closed in the second quarter of 2017. In this regard, the Trustees reviewed information regarding the impact of the Transaction on the services to be provided by Janus Capital and each subadviser, as applicable, to the Funds under such agreements prior to the close of the Transaction as well as the services provided after the Transaction closed.

At a meeting held on December 7, 2017, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from February 1, 2018 through February 1, 2019, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the

Janus Investment Fund	49

Janus Henderson Value Plus Income Fund

Additional Information (unaudited)

agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees (excluding out of pocket costs), net of any waivers.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has been strong: for the 36 months ended September 30, 2017, approximately 70% of the Funds were in the top two quartiles of performance, as reported by Morningstar, and for the 12 months ended September 30, 2017, approximately 46% of the Funds were in the top two quartiles of performance, as reported by Morningstar.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Alternative Funds

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson International Long/Short Equity Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and the Fund’s limited performance history.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge

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Additional Information (unaudited)

quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Fixed-Income Funds

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Unconstrained Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Real Return Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Strategic Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

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Janus Henderson Value Plus Income Fund

Additional Information (unaudited)

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson International Small Cap Fund, the Trustees noted that, due to limited performance for the Fund, performance history was not a material factor.

• For Janus Henderson International Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that

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the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson All Asset Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

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• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and the Fund’s limited performance history.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital and Intech had taken or were taking to improve performance, and the Fund’s limited performance history.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Intech had taken or were taking to improve performance.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Select Value Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

Janus Aspen Series

• For Janus Henderson Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

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• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Forty Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Allocation Portfolio – Moderate, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Research Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Technology Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Unconstrained Bond Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and the Fund’s limited performance history.

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Overseas Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Research Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Fund’s performance warranted continuation of the Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of

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Additional Information (unaudited)

that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration, but excluding out-of-pocket costs) fees for many of the Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 10% below the average total expenses of their respective Broadridge Expense Group peers and 18% below the average total expenses for their Broadridge Expense Universes; (3) management fees for the Funds, on average, were 8% below the average management fees for their Expense Groups and 9% below the average for their Expense Universes; and (4) Fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered the total expenses for each share class of each Fund compared to the average total expenses for its Broadridge Expense Group peers and to average total expenses for its Broadridge Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and expense waivers on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional clients and to the fees Janus Capital charges to funds subadvised by Janus Capital; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) Janus mutual fund investors enjoy reasonable fees relative to the fees charged to Janus institutional and subadvised fund investors; (4) in three of seven product categories, the Funds receive proportionally better pricing than the industry in relation to Janus institutional clients; and (5) in seven of eight strategies, Janus Capital has lower management fees than funds subadvised by Janus Capital’s portfolio managers.

The Trustees considered the fees for each Fund for its fiscal year ended in 2016, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Alternative Funds

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Long/Short Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were

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reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Fixed-Income Funds

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Unconstrained Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Real Return Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to waive 11 basis points of management fees effective February 1, 2018 and also has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Strategic Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson International Small Cap Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

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Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson All Asset Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s total expenses effective June 5, 2017.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Research Fund, the Trustees noted that, although the Fund’s total expenses were equal to or exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective February 1, 2017.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

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Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Select Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group averages for all share classes.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Janus Aspen Series

• For Janus Henderson Balanced Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Global Allocation Portfolio - Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Technology Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Unconstrained Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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Additional Information (unaudited)

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Overseas Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for its sole share class.

The Trustees reviewed information on the overall profitability to Janus Capital and its affiliates of their relationship with the Funds, and considered profitability data of other fund managers. The Trustees also considered the financial information, estimated profitability and corporate structure of Janus Capital’s parent company before and after the Transaction. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. The Trustees also noted that the Trustees’ independent fee consultant reviewed the overall profitability of Janus Capital’s parent company prior to the Transaction, and the independent fee consultant found that, while assessing the reasonableness of Fund expenses in light of such profits was dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons were limited in accuracy by differences in complex size, business mix, institutional account orientation and other factors, after accepting these limitations, the level of profit earned by Janus Capital’s parent company was reasonable. In this regard, the independent consultant concluded that the profitability of Janus Capital’s parent company did not show excess nor did it show any insufficiency that could limit the ability to invest the resources needed to drive strong future investment performance on behalf of the Funds.

Additionally, the Trustees considered the estimated profitability to Janus Capital from the investment management services it provided to each Fund. The Trustees also considered such estimated profitability taking into account the impact of the Transaction on Janus Capital’s expense structure on a pro forma basis. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Fund is necessarily a product of the allocation methodology utilized by Janus Capital to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant concluded that (1) the expense allocation methodology utilized by Janus Capital was reasonable and (2) the estimated profitability to Janus Capital from the investment management services it provided to each Fund was reasonable, including after taking into account the impact of the Transaction on Janus Capital’s expense structure on a pro forma basis. The Trustees also considered that the estimated profitability for an individual Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that Janus Capital’s estimated profitability with respect to each Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Funds was not a material factor in the Board’s approval of the reasonableness of any Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that each Fund’s total expenses were reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

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Additional Information (unaudited)

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted their independent fee consultant’s analysis of economies of scale in prior years. They also noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 86% of these Funds’ share classes have contractual management fees (gross of waivers) below their Broadridge expense group averages. They also noted that for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing certain of these Funds because they have not reached adequate scale. Moreover, as the assets of some of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

The independent fee consultant concluded that, given the limitations of various analytical approaches to economies of scale it had considered in prior years, and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus complex. The independent consultant concluded that (1) to the extent there were economies of scale at Janus Capital, Janus Capital’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Funds, Janus Capital appeared to be investing to increase the likelihood that these Funds will grow to a level to achieve any scale economies that may exist. Further, the independent fee consultant provided its belief that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Funds from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and/or the subadvisers benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Fund could attract other business to Janus Capital, the subadvisers or other Janus funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Funds.

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Janus Henderson Value Plus Income Fund

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was June 30, 2018. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

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Useful Information About Your Fund Report (unaudited)

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the

64	JUNE 30, 2018

Janus Henderson Value Plus Income Fund

Useful Information About Your Fund Report (unaudited)

total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

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Janus Henderson Value Plus Income Fund

Designation Requirements (unaudited)

For federal income tax purposes, the Fund designated the following for the year ended June 30, 2018:

Capital Gain Distributions	$2,311,231
Dividends Received Deduction Percentage	68%
Qualified Dividend Income Percentage	72%

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Janus Henderson Value Plus Income Fund

Trustees and Officers (unaudited)

The Fund’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Fund’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Fund’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Fund’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Aspen Series. Collectively, these two registered investment companies consist of 61 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Fund may also be officers and/or directors of Janus Capital. Except as otherwise disclosed, Fund officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer, as authorized by the Trustees.

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Janus Henderson Value Plus Income Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Managing Partner, Impact Investments, Athena Capital Advisors LLC (independent registered investment advisor) (since 2016) and Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations). Formerly, Chief Executive Officer, Imprint Capital (impact investment firm) (2013-2015) and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	61

Director of Mutual Fund Directors Forum (a non-profit organization serving independent directors of U.S. mutual funds), Chairman of the Board and Trustee of The Investment Fund for Foundations Investment Program (TIP) (consisting of 2 funds), and Director of the F.B. Heron Foundation (a private grantmaking foundation).

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Janus Henderson Value Plus Income Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Trustee	1/13-Present	Executive Vice President, Institutional Markets, of Black Creek Group (private equity real estate investment management firm) (since 2012). Formerly, Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	61

Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of MotiveQuest LLC (strategic social market research company) (2003-2016); Director of Nuveen Global Investors LLC (2007-2011); Director of Communities in Schools (2004-2010); and Director of Mutual Fund Education Alliance (until 2010).

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Janus Henderson Value Plus Income Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Managing Member and Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Venture Partner for The Edgewater Funds (a middle market private equity firm) (2002-2004); Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000); and Chief Investment Officer of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	61

Advisory Board Member, Innovate Partners Emerging Growth and Equity Fund I (early stage venture capital fund) (since 2014) and Managing Trustee of National Retirement Partners Liquidating Trust (since 2013). Formerly, Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013); Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009); Director of RemedyTemp, Inc. (temporary help services company) (1996-2006); and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

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Janus Henderson Value Plus Income Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	6/16-Present	Founder, Daraja Capital (advisory and investment firm) (since 2016), and Senior Advisor, Albright Stonebridge Group LLC (global strategy firm) (since 2016). Formerly, Senior Vice President (2011-2015), Albright Stonebridge Group LLC; and Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	61	Director of Brightwood Capital Advisors, LLC (since 2014).
Gary A. Poliner 151 Detroit Street Denver, CO 80206 DOB: 1953	Trustee	6/16-Present	Retired. Formerly, President (2010-2013) of Northwestern Mutual Life Insurance Company.	61

Director of MGIC Investment Corporation (private mortgage insurance) (since 2013) and West Bend Mutual Insurance Company (property/casualty insurance) (since 2013). Formerly, Trustee of Northwestern Mutual Life Insurance Company (2010-2013); and Director of Frank Russell Company (global asset management firm) (2008-2013).

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Janus Henderson Value Plus Income Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
James T. Rothe 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	1/97-Present	Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Co-founder and Managing Director of Roaring Fork Capital SBIC, L.P. (SBA SBIC fund focusing on private investment in public equity firms) (2004-2014), Professor of Business of the University of Colorado (2002-2004), and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	61	Formerly, Director of Red Robin Gourmet Burgers, Inc. (RRGB) (2004- 2014).
William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	6/84-Present	Retired. Formerly, President and founder of HPS Products and Corporate Vice President of MKS Instruments, Boulder, CO (a provider of advanced process control systems for the semiconductor industry) (1976-2012).	61	None

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Janus Henderson Value Plus Income Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Diane L. Wallace 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	6/17-Present	Retired.	61

Formerly, Independent Trustee, Henderson Global Funds (13 portfolios) (2015-2017); Independent Trustee, State Farm Associates' Funds Trust, State Farm Mutual Fund Trust, and State Farm Variable Product Trust (28 portfolios) (2013-2017). Chief Operating Officer, Senior Vice President-Operations, and Chief Financial Officer for Driehaus Capital Management, LLC (1988-2006); and Treasurer of Driehaus Mutual Funds (1996-2002).

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Janus Henderson Value Plus Income Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	61

Director of Chicago Community Trust (Regional Community Foundation), Chicago Council on Global Affairs, InnerWorkings (U.S. provider of print procurement solutions to corporate clients), Lurie Children’s Hospital (Chicago, IL), Shirley Ryan Ability Lab and Wrapports, LLC (digital communications company). Formerly, Director of Walmart (until 2017); Director of Chicago Convention & Tourism Bureau (until 2014); and The Field Museum of Natural History (Chicago, IL) (until 2014).

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Janus Henderson Value Plus Income Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
John Kerschner 151 Detroit Street Denver, CO 80206 DOB: 1967	Executive Vice President and Co-Portfolio Manager Janus Henderson Value Plus Income Fund	8/18-Present	Portfolio Manager for other Janus Henderson accounts.
John Lloyd 151 Detroit Street Denver, CO 80206 DOB: 1975	Executive Vice President and Co-Portfolio Manager Janus Henderson Value Plus Income Fund	8/18-Present	Portfolio Manager for other Janus Henderson accounts and Analyst for Janus Capital.
Seth Meyer 151 Detroit Street Denver, CO 80206 DOB: 1976	Executive Vice President and Co-Portfolio Manager Janus Henderson Value Plus Income Fund	8/18-Present	Portfolio Manager for other Janus Henderson accounts.

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Janus Henderson Value Plus Income Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Bruce L. Koepfgen 151 Detroit Street Denver, CO 80206 DOB: 1952	President and Chief Executive Officer	7/14-Present

Head of North America at Janus Henderson Investors and Janus Capital Management LLC (since 2017); Executive Vice President and Director of Janus International Holding LLC (since 2011); Executive Vice President of Janus Distributors LLC (since 2011); Vice President and Director of Intech Investment Management LLC (since 2011); Executive Vice President and Director of Perkins Investment Management LLC (since 2011); and Executive Vice President and Director of Janus Management Holdings Corporation (since 2011). Formerly, President of Janus Capital Group Inc. and Janus Capital Management LLC (2013-2017); Executive Vice President of Janus Services LLC (2011-2015), Janus Capital Group Inc. and Janus Capital Management LLC (2011-2013); and Chief Financial Officer of Janus Capital Group Inc., Janus Capital Management LLC, Janus Distributors LLC, Janus Management Holdings Corporation, and Janus Services LLC (2011-2013).

Susan K. Wold 151 Detroit Street Denver, CO 80206 DOB: 1960	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	9/17-Present

Senior Vice President and Head of Compliance, North America for Janus Henderson (since September 2017); Formerly, Vice President, Head of Global Corporate Compliance, and Chief Compliance Officer for Janus
Capital Management LLC (May 2017- September 2017); Vice President, Compliance at Janus Capital Group Inc. and Janus Capital Management LLC
(2005-2017).

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Janus Henderson Value Plus Income Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital and Janus Services LLC.
Kathryn L. Santoro 151 Detroit Street Denver, CO 80206 DOB: 1974	Vice President, Chief Legal Counsel, and Secretary	12/16-Present

Vice President of Janus Capital and Janus Services LLC (since 2016). Formerly, Vice President and Associate Counsel of Curian Capital, LLC and Curian Clearing LLC (2013-2016); and General Counsel and Secretary (2011-2012) and Vice President (2009-2012) of Old Mutual Capital, Inc.

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

Janus Investment Fund	77

Knowledge. Shared

At Janus Henderson, we believe in the sharing of expert insight for better investment and business decisions. We call this ethos Knowledge. Shared.

Learn more by visiting janushenderson.com.

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson, Janus, Henderson, Perkins, Intech and Henderson Geneva are trademarks or registered trademarks of Janus Henderson Investors. © Janus Henderson Investors. The name Janus Henderson Investors includes HGI Group Limited, Henderson Global Investors (Brand Management) Sarl and Janus International Holding LLC.

Funds distributed by Janus Henderson Distributors

125-02-93035 08-18

Item 2 - Code of Ethics

As of the end of the period covered by this Form N-CSR, the Registrant has adopted a Code of Ethics (as defined in Item 2(b) of Form N-CSR), which is posted on the Registrant's website: janushenderson.com. Registrant intends to post any amendments to, or waivers from (as defined in Item 2 of Form N-CSR), such code on janushenderson.com within five business days following the date of such amendment or waiver.

Item 3 - Audit Committee Financial Expert

The Registrant's Board of Trustees has determined that the following members of the Board's Audit Committee are "audit committee financial experts," as defined in Item 3 to Form N-CSR: William D. Cvengros (Chairman), Gary A. Poliner, William D. Stewart, and Diane Wallace who are each "independent" under the standards set forth in Item 3 to Form N-CSR.

Item 4 - Principal Accountant Fees and Services

Janus Investment Fund (the "Trust"), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end investment company, offers 49 funds which include multiple series of shares with differing investment objectives and policies. The funds comprising the Trust have differing fiscal year ends (June 30 and September 30). This Form N-CSR relates to funds with June 30 fiscal year ends (the "Funds").

(a) Audit Fees

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Funds' annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $972,743 in fiscal 2018 and $1,050,198 in fiscal 2017.

(b) Audit-Related Fees

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Funds' financial statements and are not reported under paragraph (a) of this Item were $0 in fiscal 2018 and $10,000 in fiscal 2017.

The nature of the services comprising the fees disclosed under this category includes agreed upon procedures.

(c) Tax Fees

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $137,317 in fiscal 2018 and $238,448 in fiscal 2017.

The nature of the services comprising the fees disclosed under this category includes tax compliance, tax planning, tax advice, and corporate actions review.

(d) All Other Fees

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were $0 in fiscal 2018 and $0 in fiscal 2017.

(e) (1) The registrant's Audit Committee Charter requires the registrant's Audit Committee to pre-approve any engagement of the principal accountant (i) to provide audit or non-audit services to the registrant or (ii) to provide non-audit services to the registrant's investment adviser or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X. The Chairman of the Audit Committee or, if the Chairman is unavailable, another member of the Audit Committee who is an independent Trustee, may grant the pre-approval. All such delegated pre-approvals must be presented to the Audit Committee no later than the next Audit Committee meeting.

(2) 0%

(f) Not applicable as less than 50%

(g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were $0 in fiscal 2018 and $361,388 in fiscal 2017.

(h) The registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5 - Audit Committee of Listed Registrants

Not applicable.

Item 6 - Investments

(a) Schedule of Investments is contained in the Reports to Shareholders included under Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant.

Item 8 - Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant.

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant.

Item 10 - Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees.

Item 11 - Controls and Procedures

(a) The Registrant's Principal Executive Officer and Principal Financial Officer have evaluated the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) within 90 days of this filing and have concluded that the Registrant's disclosure controls and procedures were effective, as of that date.

(b) There have been no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the Registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12 - Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

(a) Not applicable.

(b) Not applicable.

Item 13 - Exhibits

(a)(1) Not applicable because the Registrant has posted its Code of Ethics (as defined in Item 2(b) of Form N-CSR) on its website pursuant to paragraph (f)(2) of Item 2 of Form N-CSR.

(a)(2) Separate certifications for the Registrant's Principal Executive Officer and Principal Financial Officer, as required under Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached as Ex99.CERT.

(a)(3) Not applicable to this Registrant.

(b) A certification for the Registrant's Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, is attached as Ex99.906CERT.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Janus Investment Fund

By: /s/ Bruce Koepfgen

Bruce Koepfgen, President and Chief Executive Officer of Janus Investment Fund

(Principal Executive Officer)

Date: August 29, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Bruce Koepfgen

Bruce Koepfgen, President and Chief Executive Officer of Janus Investment Fund

(Principal Executive Officer)

Date: August 29, 2018

By: /s/ Jesper Nergaard

Jesper Nergaard, Vice President, Chief Financial Officer, Treasurer and Principal Accounting Officer of Janus Investment Fund

(Principal Accounting Officer and Principal Financial Officer)

Date: August 29, 2018